As filed with the Securities and Exchange Commission on October 27, 1999
Registration No. 33-___________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.              [ ]

Post-Effective Amendment No.             [ ]

Fidelity Select Portfolios
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on December 1, 1999, pursuant to Rule 488.

Fidelity Select Gold Portfolio

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:


Facing Page

Contents of Registration Statement

Solicitation Letter to Shareholders

Form of Proxy Card

Notice of Special Meeting

Part A - Proxy Statement and Prospectus

Part B- Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity Select Precious Metals and Minerals Portfolio into Fidelity Select Gold Portfolio. A shareholder meeting is scheduled for February 16, 2000. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Fidelity Select Precious Metals and Minerals Portfolio the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through February 28, 2001. As you know, in anticipation of the proposed merger, Fidelity Select Precious Metals and Minerals Portfolio was closed to new investments at the close of business on December 20, 1999. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of the fund on the record date, which is December 20, 1999. Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

You are being asked to approve a merger of Fidelity Select Precious Metals and Minerals Portfolio into Fidelity Select Gold Portfolio.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?

The merger would allow Fidelity to maintain the Select Portfolios' coverage of the gold and precious metals sectors while concentrating its investment expertise on one fund. The merger would also simplify the Select Portfolios' offerings by consolidating similar funds.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

Both funds have substantially similar investment strategies. Both funds seek capital appreciation by investing their assets primarily in common stocks and in certain precious metals. In addition, both funds have generally similar portfolios in terms of holdings.

WHO IS THE FUND MANAGER FOR THESE FUNDS?

George Domolky currently manages both funds and is expected to manage the combined fund.

WILL TOTAL EXPENSES BE LIMITED FOLLOWING THE MERGER?

If the merger is approved, Fidelity has agreed to limit the combined fund's total operating expenses to 1.54% of its average net assets through February 28, 2001. After that date, the combined fund's expenses could increase or decrease.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?

If shareholders of Fidelity Select Precious Metals and Minerals
Portfolio approve the merger of their fund into Fidelity Select Gold Portfolio, the combined fund's name will remain Fidelity Select Gold Portfolio.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY SELECT GOLD PORTFOLIO AFTER THE
MERGER?

If the proposal is approved, the combined fund is anticipated to have over $250 million in assets, based on current asset levels.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY SELECT GOLD PORTFOLIO THAT I WILL RECEIVE?

Shareholders will receive the number of full and fractional shares of Fidelity Select Gold Portfolio that is equal in value to the net asset value of their shares of Fidelity Select Precious Metals and Minerals Portfolio as last determined on the Closing Date of the merger. The anticipated Closing Date is February 29, 2000.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

To facilitate receiving sufficient votes, we will need to take further action. Fidelity, or D.F. King & Co., Inc. or Management Information Services Corp., proxy solicitation firms, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the shareholder meeting (February 16, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity Select Precious Metals and Minerals Portfolio on the record date. The record date is December 20, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY SELECT PORTFOLIOS:

FIDELITY SELECT PRECIOUS METALS AND MINERALS PORTFOLIO

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SELECT PORTFOLIOS: FIDELITY SELECT PRECIOUS METALS AND MINERALS PORTFOLIO, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on February 16, 2000, at 9:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                        NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                        Date


                        Signature(s) (Title(s), if applicable)
                        PLEASE SIGN, DATE, AND RETURN
                        PROMPTLY IN ENCLOSED ENVELOPE

cusip # 316390400/fund# 061

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

----------------------------------------------------------------------
______________________________________________________________________

1.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Fidelity Select
    Precious Metals and Minerals
    Portfolio and Fidelity
    Select Gold Portfolio
    providing for the transfer
    of all of the assets of
    Fidelity Select Precious
    Metals and Minerals
    Portfolio to Fidelity Select
    Gold Portfolio in exchange
    solely for shares of
    beneficial interest of
    Fidelity Select Gold
    Portfolio and the assumption
    by Fidelity Select Gold
    Portfolio of Fidelity Select
    Precious Metals and Minerals
    Portfolio's liabilities,
    followed by the distribution
    of Fidelity Select Gold
    Portfolio shares to
    shareholders of Fidelity
    Select Precious Metals and
    Minerals Portfolio in
    liquidation of Fidelity
    Select Precious Metals and
    Minerals Portfolio.

MET-PXC-1299    [cusip # 316390400/fund# 061]

FIDELITY SELECT PRECIOUS METALS AND MINERALS PORTFOLIO
A FUND OF
FIDELITY SELECT PORTFOLIOS(registered trademark)

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 To the Shareholders of Fidelity Select Precious Metals and Minerals
Portfolio:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Select Precious Metals and Minerals Portfolio (Precious Metals and Minerals Portfolio) will be held at an office of Fidelity Select Portfolios (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on February 16, 2000, at 9:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 (1) To approve an Agreement and Plan of Reorganization between Precious Metals and Minerals Portfolio and Fidelity Select Gold Portfolio (Gold Portfolio), another fund of the trust, providing for the transfer of all of the assets of Precious Metals and Minerals Portfolio to Gold Portfolio in exchange solely for shares of beneficial interest of Gold Portfolio and the assumption by Gold Portfolio of Precious Metals and Minerals Portfolio's liabilities, followed by the distribution of Gold Portfolio shares to shareholders of Precious Metals and Minerals Portfolio in liquidation of Precious Metals and Minerals Portfolio.

 The Board of Trustees has fixed the close of business on December 20, 1999 as the record date for the determination of the shareholders of Precious Metals and Minerals Portfolio entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

December 20, 1999

YOUR VOTE IS IMPORTANT -

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer
       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee
       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft
       f/b/o Anthony B. Craft, Jr.
       UGMA


FIDELITY SELECT PRECIOUS METALS AND MINERALS PORTFOLIO
A FUND OF
FIDELITY SELECT PORTFOLIOS(registered trademark)

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS
DECEMBER 20, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Select Precious Metals and Minerals Portfolio (Precious Metals and Minerals Portfolio), a fund of Fidelity Select Portfolios (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Precious Metals and Minerals Portfolio and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, February 16, 2000, at 9:00 a.m. Eastern time at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Precious Metals and Minerals Portfolio would transfer all of its assets to Fidelity Select Gold Portfolio (Gold Portfolio), another fund of the trust, in exchange solely for shares of beneficial interest of Gold Portfolio and the assumption by Gold Portfolio of Precious Metals and Minerals Portfolio's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds last determined on the day of the exchange. As provided in the Agreement, Precious Metals and Minerals Portfolio will distribute shares of Gold Portfolio to its shareholders in liquidation of Precious Metals and Minerals Portfolio on February 29, 2000, or such other date as the parties may agree (the Closing Date).

 Gold Portfolio, is an equity fund, a non-diversified fund of Fidelity Select Portfolios, an open-end management investment company organized as a Massachusetts business trust on November 20, 1980. Gold Portfolio's investment objective is to seek capital appreciation by investing primarily in common stocks and in certain precious metals.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Gold Portfolio that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated December 20, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus dated April 29, 1999 and supplemented August 16, 1999, which offers shares of Gold Portfolio and Precious Metals and Minerals Portfolio. The Statement of Additional Information for Gold Portfolio and Precious Metals and Minerals Portfolio dated April 29, 1999 and supplemented August 2, 1999 is available upon request. Attachment 1 contains excerpts from the Annual Report of Gold Portfolio dated February 28, 1999. The Prospectus and Statement of Additional Information for Gold Portfolio and Precious Metals and Minerals Portfolio have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                  5
Synopsis                                                            7
Comparison of Other Policies of The Funds                          13
Comparison of Principal Risk Factors                               14
The Proposed Transaction                                           15
Additional Information About Fidelity Select Gold Portfolio        19
Miscellaneous                                                      20
Attachment 1. Excerpts from the Annual Report of Fidelity
Select Gold Portfolio Dated February 28, 1999                      21
Exhibit 1. Form of Agreement and Plan of Reorganization
of Fidelity Select Precious Metals and Minerals Portfolio          25

PROXY STATEMENT AND PROSPECTUS

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY SELECT PRECIOUS METALS AND MINERALS PORTFOLIO
A FUND OF
FIDELITY SELECT PORTFOLIOS(registered trademark)

TO BE HELD ON FEBRUARY 16, 2000

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Fidelity Select Precious Metals and Minerals Portfolio (Precious Metals and Minerals Portfolio) and at any adjournments thereof (the Meeting), to be held on Wednesday, February 16, 2000, at 9:00 a.m. Eastern time at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about December 20, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $____. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed the fund's voluntary annual expense cap of 2.50%. Expenses exceeding the fund's voluntary expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 Precious Metals and Minerals Portfolio may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $_______. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's voluntary expense cap of 2.50%. Expenses exceeding the fund's voluntary expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On September 30, 1999, there were 16,789,285 and 15,859,749 shares issued and outstanding for Precious Metals and Minerals Portfolio and Fidelity Select Gold Portfolio (Gold Portfolio), respectively. Precious Metals and Minerals Portfolio shareholders of record at the close of business on December 20, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of September 30, 1999, the Trustees, Members of the Advisory
Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

 To the knowledge of the trust and Fidelity Select Portfolios, no shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. If the Reorganization became effective on September 30, 1999, it is not anticipated that any shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF PRECIOUS METALS AND MINERALS PORTFOLIO. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectus of Precious Metals and Minerals Portfolio and Gold Portfolio, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Gold Portfolio carefully for more complete information.

 The proposed reorganization (the Reorganization) would merge Precious Metals and Minerals Portfolio into Gold Portfolio, an equity fund also managed by FMR. If the Reorganization is approved, Precious Metals and Minerals Portfolio will cease to exist and current shareholders of the fund will become shareholders of Gold Portfolio instead.

INVESTMENT OBJECTIVES AND POLICIES

 The following summarizes the investment objective and policy differences, if any, between Precious Metals and Minerals Portfolio and Gold Portfolio.

 Precious Metals and Minerals Portfolio and Gold Portfolio have similar investment objectives and policies. Each fund's investment objective is to seek capital appreciation by investing primarily in common stocks and in certain precious metals. Precious Metals and Minerals Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals. Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

 The main difference between the funds is their policies of normally investing at least 80% of fund assets in a particular industry or group of industries. Precious Metals and Minerals Portfolio normally invests at least 80% of its assets in securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and in precious metals. Gold Portfolio normally invests at least 80% of its assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins. Precious Metals and Minerals Portfolio's investment policy includes companies principally engaged in activities related to platinum, silver, diamonds and other non-gold precious metals and minerals, while Gold Portfolio's does not.

EXPENSE STRUCTURES

 The funds have identical expense structures.

 Each fund pays its management fee and other expenses separately. Each fund's management fee and other expenses, as a percentage of their respective average net assets, vary from year to year. Precious Metals and Minerals Portfolio's and Gold Portfolio's total operating expenses (the sum of their respective management fee and other expenses) were 1.75% and 1.54%, respectively, of each fund's average net assets for the 12 months ended August 31, 1999. If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to the lower of the two funds' expense ratios for the 12 months ended August 31, 1999 (1.54% of its average net assets) through February 28, 2001 (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

 The funds also have identical fee structures. Each fund has a maximum front-end sales charge of 3.00%. Each fund also has a redemption fee of $7.50 or 0.75%, depending on how long shareholders held their shares, which is deducted from the redemption amount when they sell their shares. For fund shares held 29 days or less, the redemption fee is equal to 0.75% of the redemption amount. For fund shares held 30 days or more, the redemption fee is equal to the lesser of $7.50 or 0.75% of the redemption amount. Shareholders of each fund may also pay a $7.50 fee for each exchange out of the funds, unless shareholders place their transaction through Fidelity's automated exchange services.

 In sum, the proposed merger would provide Precious Metals and Minerals Portfolio shareholders with the opportunity to participate in a larger fund with a similar investment objective, strategies, and expenses guaranteed to be lower than Precious Metals and Minerals
Portfolio's for a period of approximately one year.

 The Board of Trustees believes that the Reorganization would benefit Precious Metals and Minerals Portfolio shareholders and recommends that shareholders vote in favor of the Reorganization.

THE PROPOSED REORGANIZATION

 Shareholders of Precious Metals and Minerals Portfolio will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Gold Portfolio of all of the assets of Precious Metals and Minerals Portfolio in exchange solely for shares of Gold Portfolio and the assumption by Gold Portfolio of the liabilities of Precious Metals and Minerals Portfolio. Precious Metals and Minerals Portfolio will then distribute the shares of Gold Portfolio to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Gold Portfolio equal in value to the aggregate net asset value of the shareholder's shares of Precious Metals and Minerals Portfolio as last determined on the Closing Date (defined below). The exchange of Precious Metals and Minerals Portfolio's assets for Gold Portfolio's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on February 29, 2000, or such other time and date as the parties may agree (the Closing Date). Precious Metals and Minerals Portfolio will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of the fund.

 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to Precious Metals and Minerals Portfolio, or Gold Portfolio, or to the shareholders of any fund. The rights and privileges of the former shareholders of Precious Metals and Minerals Portfolio and the shareholders of Gold Portfolio will be effectively unchanged by the Reorganization.

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Each fund pays management fees and other expenses separately. Each fund's management fee is calculated by adding a monthly group fee rate to an individual fund fee rate, and multiplying the result by each fund's monthly average net assets. The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the funds, each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended August 31, 1999, Precious Metals and Minerals Portfolio's total management fee rate and total operating expense ratio were 0.59% and 1.75%, respectively, and Gold Portfolio's total management fee rate and total operating expense ratio were 0.59% and 1.54%, respectively. FMR has voluntarily agreed to limit the total operating expenses of each fund to 2.50% of their respective average net assets (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses).

 If shareholders approve the Reorganization, the combined fund will retain Gold Portfolio's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 1.54% of its average net assets through February 28, 2001 (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses). This expense limitation would lower Precious Metals and Minerals Portfolio's total operating expenses from 1.75% to 1.54% of its average net assets beginning on the first business day after the Closing Date of the Reorganization through February 28, 2001. After February 28, 2001, the combined fund's expenses could increase. If the proposed Reorganization is not approved, the fund will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectus.

 The following table shows the fees and expenses of Precious Metals and Minerals Portfolio and Gold Portfolio for the 12 months ended August 31, 1999, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization, including the effect of FMR's guaranteed expense limitation to 1.54% of average net assets through February 28, 2001 (excluding interest, taxes, securities lending fees, brokerage commissions and extraordinary expenses).

ANNUAL FUND OPERATING EXPENSES

 Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, as of August 31, 1999, of each fund and are calculated as a percentage of average net assets of each fund.


                                 Precious Metals and Minerals  Gold Portfolio  Combined Fund
                                 Portfolio

Maximum sales charge (load)       3.00%                         3.00%           3.00%
on purchases (as a % of
offering price)A

Sales charge (load) on            None                          None            None
reinvested distributions

Deferred sales charge (load)      None                          None            None
on redemptions

Redemption fee for the funds
(as a % of amount redeemed)
on shares held 29 days or less   0.75%                         0.75%            0.75%

on shares held 30 days or more:
for redemption amounts of up to
$1,000                           0.75%                         0.75%            0.75%

for redemption amounts of $1,000
or more
Exchange feeB                    $ 7.50                        $ 7.50          $ 7.50

Annual account maintenance       $ 12.00                       $ 12.00         $ 12.00
fee (for accounts under
$2,500)


A Lower sales charges may be available for accounts over $250,000.

B Shareholders will not pay an exchange fee if they exchange through any of Fidelity's automated exchange services.

                          Precious Metals and Minerals  Gold Portfolio  Pro Forma
                          Portfolio                                     ExpensesA -
                                                                        Combined Fund

Management Fee            0.59%                         0.59%           0.59%

12b-1 Fee                 None                          None            None

Other Expenses            1.16%                         0.95%           1.02%

Total Operating Expenses  1.75%B,C                      1.54%B,C        1.61%B



A FMR has agreed to limit the total operating expenses of the combined fund to 1.54% of its average net assets (excluding interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses) through February 28, 2001 if the Reorganization is approved. After giving effect to this voluntary expense limitation, the combined fund's management fee, other expenses and total operating expenses would be 0.52%, 1.02% and 1.54%, respectively.

B Each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been: 1.69% for Precious Metals and Minerals Portfolio; 1.47% for Gold Portfolio; and 1.47% for the combined fund, giving effect to FMR's voluntary expense limitation.

C FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses) as a percentage of their respective average net assets, exceed 2.50%.

EXAMPLES OF EFFECT OF FUND EXPENSES

 This example assumes that you invest $10,000 in the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          Precious Metals and Minerals   Gold Portfolio  Combined Fund (Pro Forma)
          Portfolio

1 year    $  480                        $  459           $  466

3 years   $  842                        $  779           $  800

5 years   $1,228                        $1,122           $1,157

10 years  $2,308                        $2,087           $2,161


 Fees include the effect of each fund's 3.00% maximum front-end sales charge and $7.50 redemption fee.

 You would pay the following expenses if you did not redeem your shares:

          Precious Metals and Minerals   Gold Portfolio  Combined Fund (Pro Forma)
          Portfolio

1 year    $  473                        $  452           $  459

3 years   $  835                        $  772           $  793

5 years   $1,220                        $1,114           $1,150

10 years  $2,301                        $2,079           $2,154


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION

 Precious Metals and Minerals Portfolio and Gold Portfolio are non-diversified funds of Fidelity Select Portfolios, an open-end management investment company organized as a Massachusetts business trust on November 20, 1980. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of the same Massachusetts business trust, organized under the same Declaration of Trust, the rights of the security holders of Precious Metals and Minerals Portfolio under state law and the governing documents are expected to remain unchanged after the Reorganization. For more information regarding shareholder rights, refer to the section of the funds' Statement of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Precious Metals and Minerals Portfolio and Gold Portfolio have similar investment objectives. Each fund seeks capital appreciation by investing primarily in common stocks and in certain precious metals.

 Precious Metals and Minerals Portfolio and Gold Portfolio have substantially similar investment strategies. Precious Metals and Minerals Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals. Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

 The main difference between the funds is their non-fundamental policies of normally investing at least 80% of fund assets in a particular industry or group of industries. Precious Metals and Minerals Portfolio normally invests at least 80% of its assets in securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and in precious metals. Gold Portfolio normally invests at least 80% of its assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins. Precious Metals and Minerals Portfolio's non-fundamental 80% investment policy, therefore, includes companies principally engaged in activities related to platinum, silver, diamonds and other non-gold precious metals and minerals, while Gold Portfolio's does not.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

ANNUAL TOTAL RETURNS*
(PERIODS ENDED DECEMBER 31)

                              1994       1995      1996     1997       1998      1999**



Gold Portfolio                 (15.46%)   11.20%    19.92%   (39.39%)   (8.64%)   (5.50%)



Precious Metals and Minerals   (1.14%)    (3.34%)   5.42%    (44.89%)   0.10%     (6.28%)
Portfolio


*Returns do not include the effect of each fund's 3.00% maximum front-end sales charge or $7.50 exchange fee.

**Through August 31, 1999.

 The following table compares Precious Metals and Minerals Portfolio's individual cumulative returns to Gold Portfolio's for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

CUMULATIVE TOTAL RETURNS*
(PERIODS ENDED AUGUST 31, 1999)

                                       1 Year         3 Years       5 Years



Gold Portfolio                         45.98%        (52.55)%        (36.12)%



Precious Metals and Minerals           47.22%        (54.07)%        (49.48)%
Portfolio


*Returns do not include the effect of each fund's 3.00% maximum front-end sales charge or $7.50 exchange fee.

 The tables above show that the funds have experienced generally comparable performance over the time periods shown, with Gold
Portfolio slightly outperforming Precious Metals and Minerals
Portfolio.

 The following graph shows the value of a hypothetical $10,000 investment in each fund made on August 31, 1994 assuming all distributions are reinvested. The graph compares the cumulative returns of the funds on a monthly basis from August 31, 1994 to August 31, 1999, and illustrates the relative volatility of their performance over shorter periods of time.

                Select Precious Metals       Select Gold
                & Minerals Portfolio (061)   Portfolio (041)

 Month Ending   Select Precious Metals and   Select Gold Portfolio*
                Minerals Portfolio*



August 1994     $10,000                     $10,000

September 1994  10,766                      10,874

October 1994    10,348                      10,087

November 1994   9,240                       8,892

December 1994   9,589                       9,154

January 1995    7,918                       8,198

February 1995   8,282                       8,478

March 1995      9,122                       9,779

April 1995      9,198                       9,743

May 1995        9,084                       9,945

June 1995       9,193                       10,083

July 1995       9,572                       10,354

August 1995     9,703                       10,377

September 1995  9,730                       10,372

October 1995    8,515                       9,122

November 1995   9,111                       9,968

December 1995   9,268                       10,179

January 1996    11,211                      11,986

February 1996   11,407                      12,464

March 1996      11,342                      12,763

April 1996      11,599                      13,067

May 1996        12,270                      14,492

June 1996       10,562                      12,446

July 1996       10,431                      12,216

August 1996     10,999                      13,462

September 1996  10,540                      13,214

October 1996    10,453                      12,851

November 1996   9,929                       12,299

December 1996   9,771                       12,207

January 1997    9,351                       11,687

February 1997   10,693                      13,224

March 1997      9,106                       11,124

April 1997      8,500                       10,452

May 1997        8,642                       11,052

June 1997       7,747                       10,105

July 1997       7,442                       9,947

August 1997     7,480                       10,041

September 1997  7,829                       10,898

October 1997    6,514                       9,228

November 1997   5,030                       7,052

December 1997   5,385                       7,399

January 1998    5,930                       7,811

February 1998   5,608                       7,518

March 1998      5,985                       8,009

April 1998      6,563                       8,475

May 1998        5,559                       7,280

June 1998       4,736                       6,393

July 1998       4,621                       5,922

August 1998     3,432                       4,376

September 1998  5,216                       6,780

October 1998    5,216                       6,577

November 1998   5,096                       6,438

December 1998   5,390                       6,760

January 1999    5,227                       6,572

February 1999   4,997                       6,339

March 1999      5,008                       6,349

April 1999      5,723                       7,340

May 1999        4,806                       6,210

June 1999       4,981                       6,507

July 1999       4,839                       6,121

August 1999     5,052                       6,388

*Returns do not include the effect of each fund's 3.00% maximum front-end sales charge or $7.50 exchange fee.

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Each fund is a non-diversified fund. In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), the Code generally requires each fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of each fund's total assets are invested in securities of any one issuer. However, the Code allows unlimited investments in cash, cash items, government securities and securities of other investment companies.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade debt securities for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see the funds' Prospectus, and for a more detailed discussion of the funds' investments, see their Statement of Additional Information, which is incorporated herein by reference.

OPERATIONS OF GOLD PORTFOLIO FOLLOWING THE REORGANIZATION

 FMR does not expect Gold Portfolio to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Gold Portfolio in their current capacities. George Domolky, who is currently the Portfolio Manager of Gold Portfolio and Precious Metals and Minerals Portfolio, is expected to continue to be responsible for portfolio management after the Reorganization.

 All of the current investments of Precious Metals and Minerals Portfolio are permissible investments for Gold Portfolio. Nevertheless, FMR may sell securities held by Precious Metals and Minerals Portfolio and Gold Portfolio between the time of shareholder approval and the Closing Date. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Gold Portfolio.

PURCHASES AND REDEMPTIONS

 The purchase and redemption policies for each fund are identical.

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold with a maximum 3.00% sales charge. Your shares are purchased at the next NAV calculated after your investment is received and accepted. Each fund's NAV is normally calculated each hour, from 10:00 a.m. to the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Refer to the funds' Prospectus for more information regarding how to buy shares.

 The price to sell one share of each fund is the fund's NAV, minus the applicable redemption fee. Your shares will be sold at the next NAV calculated after your order is received and accepted, minus the applicable redemption fee. Each fund's NAV is normally calculated each hour, from 10:00 a.m. to the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund deducts a redemption fee based on the length of time shares are held prior to redemption. For shares held 29 days or less, the redemption fee is equal to 0.75% of the redemption amount. For shares held 30 days or more, the redemption fee is equal to the lesser of $7.50 or 0.75% of the redemption amount. Refer to the funds' Prospectus for more information regarding how to sell shares. The redemption fee will not apply to transactions contemplated by the proposed Reorganization.

 For each fund, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000. The minimum investment and balance requirements for shareholders of Precious Metals and Minerals Portfolio will remain unchanged by the fund's Reorganization.

 On December 20, 1999, Precious Metals and Minerals Portfolio closed to all new investments pending the Reorganization. Precious Metals and Minerals Portfolio shareholders as of that date will no longer be able to purchase shares of the fund except through the reinvestment of dividends and other distributions. Shareholders of Precious Metals and Minerals Portfolio may redeem shares through the Closing Date of the fund's Reorganization. The holding period of the shares of Gold Portfolio issued in the Reorganization will include the period during which the shares of Precious Metals and Minerals Portfolio surrendered were held. If the Reorganization is approved, the purchase and redemption policies of the combined fund will remain unchanged.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of a fund for shares of any other Fidelity fund available in a shareholder's state. An exchange fee of $7.50 will be waived if shareholders exchange through any of Fidelity's automated exchange services. The exchange fee will not apply to transactions contemplated by the proposed Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund normally distributes dividends and capital gains in April and December. On or before the Closing Date, Precious Metals and Minerals Portfolio may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of September 30, 1999, Precious Metals and Minerals Portfolio and Gold Portfolio had net unrealized gains of approximately $14,526,843 and $9,208,226, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains by the selling fund; however, these gains may be offset by each fund's existing capital loss carryforwards.

 As of February 28, 1999, Precious Metals and Minerals Portfolio and Gold Portfolio have capital loss carryforwards for federal income tax purposes of approximately $78 million and $53 million, respectively. Under current federal tax law, Gold Portfolio may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by Precious Metals and Minerals Portfolio at the time of the Reorganization (capital loss carryforwards). There is no assurance that Gold Portfolio will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to Precious Metals and Minerals Portfolio will expire between February 28, 2001 and February 28, 2007.

COMPARISON OF PRINCIPAL RISK FACTORS

 Because each fund invests primarily in common stocks and in certain precious metals, the funds have substantially similar levels of investment risk. Because FMR concentrates each fund's investments in a particular industry or group of industries, each fund's performance is expected to be closely tied to economic and market conditions within that industry or group of industries and to be more volatile than the performance of less concentrated funds. The precious metals and minerals industry and gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals mining securities can be subject to substantial fluctuations over short periods of time. Because much of the world's gold reserves are located in South Africa, the social and economic conditions there and in neighboring countries can affect gold and gold-related companies located in South Africa and worldwide.

 As non-diversified funds, each fund has the ability to invest a significant percentage of its assets in the securities of a single issuer. Thus, changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer have the potential to have a greater impact on non-diversified funds such as Precious Metals and Minerals Portfolio and Gold Portfolio than such changes might have on more diversified funds.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN PRECIOUS METALS AND MINERALS PORTFOLIO AND GOLD PORTFOLIO.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached at Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Gold Portfolio acquiring as of the Closing Date all of the assets of Precious Metals and Minerals Portfolio in exchange solely for shares of Gold Portfolio and the assumption by Gold Portfolio of Precious Metals and Minerals Portfolio's liabilities; and (b) the distribution of shares of Gold Portfolio to the shareholders of Precious Metals and Minerals Portfolio as provided for in the Agreement.

 The assets of Precious Metals and Minerals Portfolio to be acquired by Gold Portfolio include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Precious Metals and Minerals Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Precious Metals and Minerals Portfolio on the Closing Date. Gold Portfolio will assume from Precious Metals and Minerals Portfolio all liabilities, debts, obligations, and duties of Precious Metals and Minerals Portfolio of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Precious Metals and Minerals Portfolio will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Gold Portfolio also will deliver to Precious Metals and Minerals Portfolio the number of full and fractional shares of Gold Portfolio having an aggregate net asset value (as last determined on the Closing Date) equal to the value of the assets of Precious Metals and Minerals Portfolio less the liabilities of Precious Metals and Minerals Portfolio as of the Closing Date. Precious Metals and Minerals Portfolio shall then distribute the Gold Portfolio shares PRO RATA to its shareholders.

 The value of Precious Metals and Minerals Portfolio's assets to be acquired by Gold Portfolio and the amount of its liabilities to be assumed by Gold Portfolio will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Precious Metals and Minerals Portfolio's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Gold Portfolio will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Precious Metals and Minerals Portfolio will distribute to its shareholders of record the shares of Gold Portfolio it received, so that each Precious Metals and Minerals Portfolio shareholder will receive the number of full and fractional shares of Gold Portfolio equal in value to the aggregate net asset value of shares of Precious Metals and Minerals Portfolio held by such shareholder as last determined on the Closing Date; Precious Metals and Minerals Portfolio will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Gold Portfolio in the names of the Precious Metals and Minerals Portfolio shareholders and by transferring thereto shares of Gold Portfolio. Each Precious Metals and Minerals Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Gold Portfolio due that shareholder. Gold Portfolio shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former
Precious Metals and Minerals Portfolio shareholder will own shares of Gold Portfolio equal to the aggregate net asset value of that shareholder's shares of Precious Metals and Minerals Portfolio immediately prior to the Reorganization. The net asset value per share of Gold Portfolio will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Gold Portfolio in a name other than that of the registered holder of the shares on the books of Precious Metals and Minerals Portfolio as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Precious Metals and Minerals Portfolio is and will continue to be its responsibility up to and including the Closing Date and such later date on which Precious Metals and Minerals Portfolio is liquidated.

 Pursuant to its management contract with FMR, Precious Metals and Minerals Portfolio will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed Precious Metals and Minerals Portfolio's expense cap of 2.50%. Expenses exceeding the fund's expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to Precious Metals and Minerals Portfolio and Gold Portfolio due to the Reorganization prior to the Closing Date which will be borne by Precious Metals and Minerals Portfolio and Gold Portfolio, respectively. Any transaction costs associated with portfolio adjustments to Precious Metals and Minerals Portfolio and Gold Portfolio due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Gold Portfolio which occur after the Closing Date will be borne by Gold Portfolio. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2)  the historical performance of the funds;

 (3)  the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5)  the tax consequences of the Reorganization;

 (6)  the relative size of the funds;

 (7)  the consolidation of similar funds;

 (8) the impact of changes to the Select Portfolios' offerings on the funds and their shareholders; and

 (9)  the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on July 15, 1999. In recommending the Reorganization, FMR advised the Board that the funds have similar investment objectives, policies, and investment portfolios. FMR advised the Board that the principal difference in their investment policies is that Precious Metals and Minerals Portfolio normally invests at least 80% of its assets in securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and in precious metals.

 The Board considered that the proposed merger would provide shareholders of Precious Metals and Minerals Portfolio with a fund that has slightly stronger historical performance on a year-to-year and cumulative basis.

 In addition, the Board also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to the lower of the two funds' expense ratios for the 12 months ended August 31, 1999 (1.54% of its average net assets) through February 28, 2001 (excluding interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses). This expense limitation would reduce the total operating expenses of Precious Metals and Minerals Portfolio from 1.75% to 1.54% of its average net assets.

 Finally, the Board considered the proposed Reorganization in the context of the general goals of simplifying the Select Portfolios' offerings by consolidating similar funds and of allowing FMR to concentrate its investment expertise on one fund without sacrificing the Select Portfolios' coverage of major industry sectors. While the consolidation of similar funds potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust, Fidelity Select Portfolios, is registered with the Commission as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Gold Portfolio is one of 40 funds of the trust. Each share of Gold Portfolio represents an equal proportionate interest with each other share of the fund, and each such share of Gold Portfolio is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Gold Portfolio have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Precious Metals and Minerals Portfolio's assets for Gold Portfolio's shares and the assumption of the liabilities of Precious Metals and Minerals Portfolio by Gold Portfolio is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Precious Metals and Minerals Portfolio and Gold Portfolio, substantially to the effect that:

 (i) The acquisition by Gold Portfolio of all of the assets of Precious Metals and Minerals Portfolio solely in exchange for Gold Portfolio shares and the assumption by Gold Portfolio of Precious Metals and Minerals Portfolio's liabilities, followed by the distribution by Precious Metals and Minerals Portfolio of Gold Portfolio shares to the shareholders of Precious Metals and Minerals Portfolio pursuant to the liquidation of Precious Metals and Minerals Portfolio and constructively in exchange for their Precious Metals and Minerals Portfolio shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Precious Metals and Minerals Portfolio and Gold Portfolio will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Precious Metals and Minerals Portfolio upon the transfer of all of its assets to Gold Portfolio in exchange solely for Gold Portfolio shares and Gold Portfolio's assumption of Precious Metals and Minerals Portfolio's liabilities, followed by Precious Metals and Minerals Portfolio's subsequent distribution of those shares to shareholders in liquidation of Precious Metals and Minerals Portfolio;

 (iii) No gain or loss will be recognized by Gold Portfolio upon the receipt of the assets of Precious Metals and Minerals Portfolio in exchange solely for Gold Portfolio shares and its assumption of Precious Metals and Minerals Portfolio's liabilities;

 (iv) The shareholders of Precious Metals and Minerals Portfolio will recognize no gain or loss upon the exchange of their Precious Metals and Minerals Portfolio shares solely for Gold Portfolio shares;

 (v) The basis of Precious Metals and Minerals Portfolio's assets in the hands of Gold Portfolio will be the same as the basis of those assets in the hands of Precious Metals and Minerals Portfolio immediately prior to the Reorganization, and the holding period of those assets in the hands of Gold Portfolio will include the holding period of those assets in the hands of Precious Metals and Minerals Portfolio;

 (vi) The basis of Precious Metals and Minerals Portfolio shareholders in Gold Portfolio shares will be the same as their basis in Precious Metals and Minerals Portfolio shares to be surrendered in exchange therefor; and

 (vii)The holding period of the Gold Portfolio shares to be received by the Precious Metals and Minerals Portfolio shareholders will include the period during which the Precious Metals and Minerals Portfolio shares to be surrendered in exchange therefor were held, provided such Precious Metals and Minerals Portfolio shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Precious Metals and Minerals Portfolio should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the funds as of August 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                              NET ASSETS    NAV PER SHARE  SHARES OUTSTANDING



Precious Metals and Minerals  $131,012,865  $9.26          14,141,664
Portfolio

Gold Portfolio                $177,226,949  $12.89         13,752,983

Pro Forma Combined Fund       $308,239,814  $12.89         23,916,898

CONCLUSION

 The Agreement and the transactions provided for therein were approved by the Board at a meeting held on July 15, 1999. The Board of Trustees of Fidelity Select Portfolios determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Precious Metals and Minerals Portfolio and Gold Portfolio would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Precious Metals and Minerals Portfolio will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Select Portfolios will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT GOLD PORTFOLIO

 Gold Portfolio's Prospectus, dated April 29, 1999 and supplemented on August 16, 1999, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. This Proxy Statement also contains Gold Portfolio's financial highlights for the five fiscal years ended February 28, 1999, which have been updated to include the semiannual unaudited data for the six months ended August 31, 1999, as shown below:

FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 12.79                      $ 15.17                   $ 28.21    $ 27.11    $ 18.44
period

Income from Investment
Operations

Net investment income (loss) D    .07 H                        (.08)                     (.13)      (.16)      (.06)

Net realized and unrealized       (.01) G                      (2.43)                    (11.78)    1.60       8.62
gain (loss)

Total from investment             .06                          (2.51)                    (11.91)    1.44       8.56
operations

Less Distributions

From net realized gain            -                            -                         (1.29)     (.50)      -

Redemption fees added to paid     .04                          .13                       .16        .16        .11
in capital

Net asset value, end of period   $ 12.89                      $ 12.79                   $ 15.17    $ 28.21    $ 27.11

TOTAL RETURN B, C                 0.78%                        (15.69)%                  (43.15)%   6.10%      47.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 177,227                    $ 179,619                 $ 219,668  $ 428,103  $ 451,493
(000 omitted)

Ratio of expenses to average      1.52% A                      1.57%                     1.55%      1.44%      1.39%
net assets

Ratio of expenses to average      1.42% A, E                   1.54% E                   1.48% E    1.42% E    1.39%
net assets after  expense
reductions

Ratio of net investment           1.04% A                      (.59)%                    (.67)%     (.59)%     (.27)%
income (loss) to average net
assets

Portfolio turnover rate           62% A                        59%                       89%        63%        56%

A ANNUALIZED  B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN.  C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.  E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE    FUND'S EXPENSES.  F
FOR THE YEAR ENDED FEBRUARY
29  G THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES    IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
 H NET INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS
LTD. WHICH AMOUNTED TO $.06
PER SHARE.






SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 22.66
period

Income from Investment
Operations

Net investment income (loss) D    (.05)

Net realized and unrealized       (4.25)
gain (loss)

Total from investment             (4.30)
operations

Less Distributions

From net realized gain            -

Redemption fees added to paid     .08
in capital

Net asset value, end of period   $ 18.44

TOTAL RETURN B, C                 (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 278,197
(000 omitted)

Ratio of expenses to average      1.41%
net assets

Ratio of expenses to average      1.41%
net assets after  expense
reductions

Ratio of net investment           (.22)%
income (loss) to average net
assets

Portfolio turnover rate           34%

A ANNUALIZED  B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN.  C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.  E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE    FUND'S EXPENSES.  F
FOR THE YEAR ENDED FEBRUARY
29  G THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES    IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
 H NET INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS
LTD. WHICH AMOUNTED TO $.06
PER SHARE.


MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Gold Portfolio shares have been passed upon by Kirkpatrick &
Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Precious Metals and Minerals Portfolio and Gold Portfolio incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended February 28, 1999. Unaudited financial statements for Precious Metals and Minerals Portfolio and Gold Portfolio for the six-month period ended August 31, 1999 are also incorporated by reference into the Statement of Additional Information that relates to this Proxy Statement. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Select Portfolios is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

  NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Select Portfolios, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts, 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY SELECT GOLD
PORTFOLIO DATED FEBRUARY 28, 1999

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT GOLD                 -15.69%      -9.46%        -1.25%

SELECT GOLD  (LOAD ADJ.)    -18.29%      -10.03%       -1.56%

S&P 500                     19.74%       24.15%        18.78%

GS Natural Resources        -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS

             Gold                        S&P 500
             00041                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9358.89                    10233.00
  1989/04/30       8906.14                    10764.09
  1989/05/31       8583.63                    11200.04
  1989/06/30       9067.39                    11136.20
  1989/07/31       9160.42                    12141.80
  1989/08/31       9625.58                    12379.78
  1989/09/30       9681.39                    12329.02
  1989/10/31       9780.63                    12042.99
  1989/11/30      11027.24                    12288.66
  1989/12/31      10853.58                    12583.59
  1990/01/31      11331.14                    11739.23
  1990/02/28      11014.83                    11890.67
  1990/03/31      10586.89                    12205.77
  1990/04/30       9439.51                    11900.63
  1990/05/31      10270.59                    13060.94
  1990/06/30       9613.17                    12972.12
  1990/07/31      10282.99                    12930.61
  1990/08/31      10096.93                    11761.68
  1990/09/30      10090.73                    11188.89
  1990/10/31       8434.78                    11140.78
  1990/11/30       8329.35                    11860.47
  1990/12/31       8986.76                    12191.38
  1991/01/31       7740.15                    12722.92
  1991/02/28       8440.98                    13632.61
  1991/03/31       8409.97                    13962.52
  1991/04/30       8112.28                    13996.03
  1991/05/31       8391.37                    14600.66
  1991/06/30       8955.75                    13931.95
  1991/07/31       8856.52                    14581.18
  1991/08/31       8137.08                    14926.75
  1991/09/30       8000.64                    14677.48
  1991/10/31       8614.64                    14874.16
  1991/11/30       8596.04                    14274.73
  1991/12/31       8434.78                    15907.76
  1992/01/31       8639.45                    15611.87
  1992/02/29       8372.76                    15814.83
  1992/03/31       7802.17                    15506.44
  1992/04/30       7405.24                    15962.33
  1992/05/31       7932.42                    16040.54
  1992/06/30       8447.19                    15801.54
  1992/07/31       8980.56                    16447.82
  1992/08/31       8813.11                    16110.64
  1992/09/30       8763.49                    16300.75
  1992/10/31       8503.01                    16357.80
  1992/11/30       7783.57                    16915.60
  1992/12/31       8174.30                    17123.66
  1993/01/31       8019.25                    17267.50
  1993/02/28       8775.90                    17502.34
  1993/03/31       9762.02                    17871.64
  1993/04/30      10996.23                    17439.14
  1993/05/31      12218.03                    17906.51
  1993/06/30      12931.27                    17958.44
  1993/07/31      13960.81                    17886.61
  1993/08/31      13228.96                    18564.51
  1993/09/30      11827.30                    18421.56
  1993/10/31      13594.88                    18802.89
  1993/11/30      13607.29                    18624.26
  1993/12/31      14605.82                    18849.62
  1994/01/31      14612.02                    19490.50
  1994/02/28      14053.84                    18962.31
  1994/03/31      14394.95                    18135.55
  1994/04/30      13179.35                    18367.69
  1994/05/31      13749.94                    18668.92
  1994/06/30      13073.91                    18211.53
  1994/07/31      12881.65                    18808.87
  1994/08/31      13489.45                    19580.03
  1994/09/30      14667.84                    19100.32
  1994/10/31      13607.29                    19530.08
  1994/11/30      11994.76                    18818.79
  1994/12/31      12348.27                    19097.87
  1995/01/31      11058.25                    19593.08
  1995/02/28      11436.57                    20356.63
  1995/03/31      13191.75                    20957.35
  1995/04/30      13142.14                    21574.54
  1995/05/31      13415.03                    22436.88
  1995/06/30      13601.09                    22958.09
  1995/07/31      13967.01                    23719.38
  1995/08/31      13998.02                    23778.91
  1995/09/30      13991.82                    24782.38
  1995/10/31      12304.86                    24693.91
  1995/11/30      13446.04                    25777.97
  1995/12/31      13731.33                    26274.46
  1996/01/31      16168.73                    27168.84
  1996/02/29      16813.75                    27420.69
  1996/03/31      17216.88                    27684.75
  1996/04/30      17626.21                    28092.83
  1996/05/31      19548.85                    28817.34
  1996/06/30      16788.94                    28927.14
  1996/07/31      16478.84                    27649.13
  1996/08/31      18159.59                    28232.26
  1996/09/30      17824.68                    29821.17
  1996/10/31      17334.72                    30643.63
  1996/11/30      16590.47                    32959.99
  1996/12/31      16466.67                    32307.05
  1997/01/31      15764.75                    34325.59
  1997/02/28      17838.90                    34594.71
  1997/03/31      15005.92                    33173.21
  1997/04/30      14099.42                    35153.65
  1997/05/31      14908.35                    37293.80
  1997/06/30      13631.44                    38964.57
  1997/07/31      13417.51                    42064.98
  1997/08/31      13544.53                    39708.50
  1997/09/30      14701.10                    41883.33
  1997/10/31      12448.13                    40484.43
  1997/11/30       9513.26                    42358.45
  1997/12/31       9981.24                    43085.75
  1998/01/31      10536.12                    43562.28
  1998/02/28      10141.69                    46703.99
  1998/03/31      10803.54                    49095.70
  1998/04/30      11431.96                    49589.60
  1998/05/31       9820.79                    48737.16
  1998/06/30       8624.11                    50716.86
  1998/07/31       7989.00                    50176.72
  1998/08/31       5903.17                    42922.17
  1998/09/30       9145.57                    45671.77
  1998/10/31       8871.47                    49386.71
  1998/11/30       8684.28                    52380.04
  1998/12/31       9118.83                    55398.18
  1999/01/31       8864.78                    57714.93
  1999/02/26       8543.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162024 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $8,543
- a 14.57% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

An interview with George Domolky, Portfolio Manager of Fidelity Select Gold Portfolio.

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund once again had a negative return but performed well relative to the more meaningful of its two benchmarks. For the 12 months that ended February 28, 1999, the fund had a total return of -15.69%, while the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -20.88%. The Standard & Poor's 500 Index posted a return of 19.74% during the same period.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX BUT LAG THE S&P
500?

A. As always, the price of gold played a major role in determining how the fund performed. Following a difficult period of steadily falling prices in 1997, gold stabilized in 1998 and ended the period essentially where it began, around $290 per ounce. On the other hand, the prices of some other commodities, such as copper and nickel, continued to fall during the period. The Goldman Sachs index contains the stocks of companies involved in the production of a wide variety of natural resources, including copper and nickel. The weakness of those commodities, together with the fund's favorable stock selection process, helped the fund's performance relative to the Goldman Sachs index. Although gold stabilized, it remained low by historical standards, and many mining companies found it difficult to do business profitably. Consequently, investors tended to favor stocks from other sectors over precious metals shares, as evidenced by the fund's poor showing against the S&P 500.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. Reflecting the June 1, 1998, change in the fund's investment policies allowing it to invest in precious metals mining companies anywhere in the world, I pursued a strategy of broadening the fund's exposure to companies in Australia and, to a lesser extent, South Africa. Although foreign investments are commonly viewed as having greater risk than domestic ones, this strategy enabled the fund to purchase stocks that, in general, were more modestly valued and performed better than their peers in the United States and Canada. In addition, the fund maintained its overall emphasis on finding strong companies with healthy balance sheets and the ability to add meaningfully to production.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Getchell Gold, the fund's largest holding for much of the period, was also the holding that made the most positive contribution to performance. The company received a takeover bid from competitor Placer Dome at a price considerably above Getchell's market price, which buoyed the stock. Stillwater Mining was another positive contributor. The company, which produces platinum and palladium, was helped by higher prices resulting from cutbacks in Russian exports of those metals. A third helpful holding was Buenaventura. The company is a major gold producer in Chile and co-owner, with Newmont Mining, of one of the lowest-cost mines in the world.

Q. WHAT STOCKS WERE DETRIMENTAL TO PERFORMANCE?

A. Greenstone Resources was the holding that hurt performance most. The stock performed poorly after the company reported disappointing production numbers. TVX Gold reacted poorly when the company encountered delays in starting production at some new mines in Greece. Pioneer Group suffered from poor gold mining results in Ghana. The fund did not hold these positions at the end of the period.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. The Far East is traditionally a strong source of demand for gold jewelry, so a recovery in that region, particularly in Japan, would be favorable for the yellow metal. In addition, gold is traditionally viewed as a hedge against inflation, so any upturn in the inflation outlook - a real possibility with the U.S. economy growing faster than expected and economic forces in Asia beginning to recover - would help the outlook for gold. Another factor to consider is central bank sales, which helped to drive gold prices lower for the past several years. Now that the European Economic Community has officially launched its currency, the euro, it seems likely that, while central bank sales in Europe may continue on a smaller scale, they will no longer occur at levels that will depress the price of gold. Although these developments seem promising, the fund does not make bets on the price of gold, but rather attempts to invest in companies that can benefit regardless of the level of gold prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH FEBRUARY 28, 1999. THE MANAGER'S VIEWS ARE
SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of December 20, 1999, by and between Fidelity Select Precious Metals and Minerals Portfolio (Precious Metals and Minerals Portfolio) and Fidelity Select Gold Portfolio (Gold Portfolio), funds of Fidelity Select Portfolios (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with an office at 27 State Street, 10th Floor, Boston, Massachusetts 02109. Gold Portfolio and Precious Metals and Minerals Portfolio may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Precious Metals and Minerals Portfolio to Gold Portfolio solely in exchange for shares of beneficial interest in Gold Portfolio (the Gold Portfolio Shares) and the assumption by Gold Portfolio of Precious Metals and Minerals Portfolio's liabilities; and (b) the constructive distribution of such shares by Precious Metals and Minerals Portfolio PRO RATA to its shareholders in complete liquidation and termination of Precious Metals and Minerals Portfolio in exchange for all of Precious Metals and Minerals Portfolio's outstanding shares. Precious Metals and Minerals Portfolio shall receive shares of Gold Portfolio having an aggregate net asset value equal to the value of the assets of Precious Metals and Minerals Portfolio as last determined on the Closing Date (as defined in Section 6), which Precious Metals and Minerals Portfolio shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF PRECIOUS METALS AND MINERALS PORTFOLIO. Precious Metals and Minerals Portfolio represents and warrants to and agrees with Gold Portfolio that:

 (a) Precious Metals and Minerals Portfolio is a series of Fidelity Select Portfolios, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Select Portfolios is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Precious Metals and Minerals Portfolio dated April 29, 1999, the supplement to the Prospectus dated August 16, 1999, and the supplement to the Statement of Additional Information dated August 2, 1999, previously furnished to Gold Portfolio, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Precious Metals and Minerals Portfolio, threatened against Precious Metals and Minerals Portfolio which assert liability on the part of Precious Metals and Minerals Portfolio. Precious Metals and Minerals Portfolio knows of no facts which might form the basis for the institution of such proceedings;

 (e) Precious Metals and Minerals Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Precious Metals and Minerals Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Precious Metals and Minerals Portfolio is a party or by which Precious Metals and Minerals Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Precious Metals and Minerals Portfolio is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Precious Metals and Minerals Portfolio at February 28, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Gold Portfolio together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended August 31, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Precious Metals and Minerals Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1999 and those incurred in the ordinary course of Precious Metals and Minerals Portfolio's business as an investment company since February 28, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Select Portfolios on Form N-14 relating to the shares of Gold Portfolio issuable hereunder and the proxy statement of Precious Metals and Minerals Portfolio included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Precious Metals and Minerals Portfolio (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Precious Metals and Minerals Portfolio, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Precious Metals and Minerals Portfolio (other than this Agreement) will be terminated without liability to Precious Metals and Minerals Portfolio prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Precious Metals and Minerals Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

 (k) Precious Metals and Minerals Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Precious Metals and Minerals Portfolio's officers, are required to be filed by Precious Metals and Minerals Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Precious Metals and Minerals Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Precious Metals and Minerals Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Precious Metals and Minerals Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Precious Metals and Minerals Portfolio will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Gold Portfolio in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Precious Metals and Minerals Portfolio will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Precious Metals and Minerals Portfolio to be transferred to Gold Portfolio pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Precious Metals and Minerals Portfolio's portfolio securities and any such other assets as contemplated by this Agreement, Gold Portfolio will acquire Precious Metals and Minerals Portfolio's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Gold Portfolio) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Precious Metals and Minerals
Portfolio, and this Agreement constitutes a valid and binding obligation of Precious Metals and Minerals Portfolio enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF GOLD PORTFOLIO. Gold Portfolio represents and warrants to and agrees with Precious Metals and Minerals Portfolio that:

 (a) Gold Portfolio is a series of Fidelity Select Portfolios, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Select Portfolios is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Gold Portfolio, dated April 29, 1999, the supplement to the Prospectus dated August 16, 1999, and the supplement to the Statement of Additional Information dated August 2, 1999, previously furnished to Precious Metals and Minerals Portfolio did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Gold Portfolio, threatened against Gold Portfolio which assert liability on the part of Gold Portfolio. Gold Portfolio knows of no facts which might form the basis for the institution of such proceedings;

 (e) Gold Portfolio is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Gold Portfolio, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Gold Portfolio is a party or by which Gold Portfolio is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Gold Portfolio is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Gold Portfolio at February 28, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Precious Metals and Minerals Portfolio together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended August 31, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Gold Portfolio has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 1999 and those incurred in the ordinary course of Gold Portfolio's business as an investment company since February 28, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Gold Portfolio of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Gold Portfolio has filed or will file all federal and state tax returns which, to the knowledge of Gold Portfolio's officers, are required to be filed by Gold Portfolio and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Gold Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Gold Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on February 29, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Gold Portfolio to be issued to Precious Metals and Minerals Portfolio will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Gold Portfolio, and no shareholder of Gold Portfolio will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Gold Portfolio, and this Agreement constitutes a valid and binding obligation of Gold Portfolio enforceable in accordance with its terms, subject to approval by the shareholders of Precious Metals and Minerals Portfolio;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Gold Portfolio, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Gold Portfolio, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Gold Portfolio Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Gold Portfolio have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Precious Metals and Minerals Portfolio and to the other terms and conditions contained herein, Precious Metals and Minerals Portfolio agrees to assign, sell, convey, transfer, and deliver to Gold Portfolio as of the Closing Date all of the assets of Precious Metals and Minerals Portfolio of every kind and nature existing on the Closing Date. Gold Portfolio agrees in exchange therefor: (i) to assume all of Precious Metals and Minerals Portfolio's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Precious Metals and Minerals Portfolio the number of full and fractional shares of Gold Portfolio having an aggregate net asset value equal to the value of the assets of Precious Metals and Minerals Portfolio transferred hereunder, less the value of the liabilities of Precious Metals and Minerals Portfolio, determined as provided for under Section 4.

 (b) The assets of Precious Metals and Minerals Portfolio to be acquired by Gold Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Precious Metals and Minerals Portfolio, and any deferred or prepaid expenses shown as an asset on the books of Precious Metals and Minerals Portfolio on the Closing Date. Precious Metals and Minerals Portfolio will pay or cause to be paid to Gold Portfolio any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Gold Portfolio hereunder, and Gold Portfolio will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Precious Metals and Minerals Portfolio to be assumed by Gold Portfolio shall include (except as otherwise provided for herein) all of Precious Metals and Minerals Portfolio's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Precious Metals and Minerals Portfolio agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Precious Metals and Minerals Portfolio will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Gold Portfolio Shares in exchange for such shareholders' shares of beneficial interest in Precious Metals and Minerals Portfolio and Precious Metals and Minerals Portfolio will be liquidated in accordance with Precious Metals and Minerals Portfolio's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Gold Portfolio's share transfer books in the names of the Precious Metals and Minerals Portfolio shareholders and transferring the Gold Portfolio Shares thereto. Each Precious Metals and Minerals Portfolio shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Gold Portfolio Shares due that shareholder. All outstanding Precious Metals and Minerals Portfolio shares, including any represented by certificates, shall simultaneously be canceled on Precious Metals and Minerals Portfolio's share transfer records. Gold Portfolio shall not issue certificates representing the Gold Portfolio Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Precious Metals and Minerals
Portfolio is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Gold Portfolio Shares in a name other than that of the registered holder on Precious Metals and Minerals Portfolio's books of the Precious Metals and Minerals Portfolio shares constructively exchanged for the Gold Portfolio Shares shall be paid by the person to whom such Gold Portfolio Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Gold Portfolio will deliver to Precious Metals and Minerals Portfolio the number of Gold Portfolio Shares having an aggregate net asset value equal to the value of the assets of Precious Metals and Minerals Portfolio transferred hereunder less the liabilities of Precious Metals and Minerals Portfolio, determined as provided in this Section 4.

 (c) The net asset value per share of the Gold Portfolio Shares to be delivered to Precious Metals and Minerals Portfolio, the value of the assets of Precious Metals and Minerals Portfolio transferred hereunder, and the value of the liabilities of Precious Metals and Minerals Portfolio to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Gold Portfolio Shares shall be computed in the manner set forth in the then-current Gold Portfolio Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Precious Metals and Minerals Portfolio shall be computed in the manner set forth in the then-current Precious Metals and Minerals Portfolio Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Precious Metals and Minerals Portfolio and Gold Portfolio.

5. FEES; EXPENSES.

 (a) Precious Metals and Minerals Portfolio shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the fund's 2.50% expense cap. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Gold Portfolio will be borne by Gold Portfolio, provided that they do not exceed the fund's 2.50% expense cap. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Gold Portfolio and Precious Metals and Minerals Portfolio represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at an office of the Trust, 27 State Street, 10th Floor, Boston, Massachusetts, as of the Valuation Time on February 29, 2000, or at some other time, date, and place agreed to by Precious Metals and Minerals Portfolio and Gold Portfolio (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Precious Metals and Minerals Portfolio and the net asset value per share of Gold Portfolio is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF PRECIOUS METALS AND MINERALS
PORTFOLIO.

 (a) Precious Metals and Minerals Portfolio agrees to call a meeting of its shareholders after the effective date of the Registration
Statement, to consider transferring its assets to Gold Portfolio as herein provided, adopting this Agreement, and authorizing the liquidation of Precious Metals and Minerals Portfolio.

 (b) Precious Metals and Minerals Portfolio agrees that as soon as reasonably practicable after distribution of the Gold Portfolio Shares, Precious Metals and Minerals Portfolio shall be terminated as a series of Fidelity Select Portfolios pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Precious Metals and Minerals Portfolio shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF GOLD PORTFOLIO.

 (a) That Precious Metals and Minerals Portfolio furnishes to Gold Portfolio a statement, dated as of the Closing Date, signed by an officer of Fidelity Select Portfolios, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Precious Metals and Minerals Portfolio made in this Agreement are true and correct in all material respects and that Precious Metals and Minerals Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Precious Metals and Minerals Portfolio furnishes Gold Portfolio with copies of the resolutions, certified by an officer of Fidelity Select Portfolios, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Precious Metals and Minerals Portfolio;

 (c) That, on or prior to the Closing Date, Precious Metals and Minerals Portfolio will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Precious Metals and Minerals Portfolio substantially all of Precious Metals and Minerals Portfolio's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Precious Metals and Minerals Portfolio shall deliver to Gold Portfolio at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Precious Metals and Minerals Portfolio's behalf by its Treasurer or Assistant Treasurer;

 (e) That Precious Metals and Minerals Portfolio's custodian shall deliver to Gold Portfolio a certificate identifying the assets of Precious Metals and Minerals Portfolio held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Gold Portfolio; (ii) Precious Metals and Minerals Portfolio's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Precious Metals and Minerals Portfolio's transfer agent shall deliver to Gold Portfolio at the Closing a certificate setting forth the number of shares of Precious Metals and Minerals Portfolio outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Precious Metals and Minerals Portfolio calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Gold Portfolio as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Precious Metals and Minerals
Portfolio;

 (h) That Precious Metals and Minerals Portfolio delivers to Gold Portfolio a certificate of an officer of Fidelity Select Portfolios, dated as of the Closing Date, that there has been no material adverse change in Precious Metals and Minerals Portfolio's financial position since February 28, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Precious Metals and Minerals Portfolio shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Precious Metals and Minerals Portfolio or its transfer agent by Gold Portfolio or its agents shall have revealed otherwise, Precious Metals and Minerals Portfolio shall have taken all actions that in the opinion of Gold Portfolio are necessary to remedy any prior failure on the part of Precious Metals and Minerals Portfolio to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF PRECIOUS METALS AND MINERALS
PORTFOLIO.

 (a) That Gold Portfolio shall have executed and delivered to Precious Metals and Minerals Portfolio an Assumption of Liabilities, certified by an officer of Fidelity Select Portfolios, dated as of the Closing Date pursuant to which Gold Portfolio will assume all of the liabilities of Precious Metals and Minerals Portfolio existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Gold Portfolio furnishes to Precious Metals and Minerals Portfolio a statement, dated as of the Closing Date, signed by an officer of Fidelity Select Portfolios, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Gold Portfolio made in this Agreement are true and correct in all material respects, and Gold Portfolio has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Precious Metals and Minerals Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Precious Metals and Minerals Portfolio and Gold Portfolio, to the effect that the Gold Portfolio Shares are duly authorized and upon delivery to Precious Metals and Minerals Portfolio as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Gold Portfolio (except as disclosed in Gold Portfolio's Statement of Additional Information) and no shareholder of Gold Portfolio has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS PORTFOLIO.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Precious Metals and Minerals Portfolio;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Gold Portfolio or Precious Metals and Minerals Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Gold Portfolio or Precious Metals and Minerals Portfolio, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Gold Portfolio and Precious Metals and Minerals Portfolio, threatened by the Commission; and

 (f) That Gold Portfolio and Precious Metals and Minerals Portfolio shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Gold Portfolio and Precious Metals and Minerals
Portfolio that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Precious Metals and Minerals Portfolio and Gold Portfolio will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Precious Metals and Minerals Portfolio upon the transfer of all of its assets to Gold Portfolio in exchange solely for the Gold Portfolio Shares and the assumption of Precious Metals and Minerals Portfolio's liabilities followed by the distribution of those Gold Portfolio Shares to the shareholders of Precious Metals and Minerals Portfolio in liquidation of Precious Metals and Minerals Portfolio;

  (iii) No gain or loss will be recognized by Gold Portfolio on the receipt of Precious Metals and Minerals Portfolio's assets in exchange solely for the Gold Portfolio Shares and the assumption of Precious Metals and Minerals Portfolio's liabilities;

  (iv) The basis of Precious Metals and Minerals Portfolio's assets in the hands of Gold Portfolio will be the same as the basis of such assets in Precious Metals and Minerals Portfolio's hands immediately prior to the Reorganization;

  (v) Gold Portfolio's holding period in the assets to be received from Precious Metals and Minerals Portfolio will include Precious
Metals and Minerals Portfolio's holding period in such assets;

  (vi) A Precious Metals and Minerals Portfolio shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Precious Metals and Minerals Portfolio for the Gold Portfolio Shares in the Reorganization;

  (vii) A Precious Metals and Minerals Portfolio shareholder's basis in the Gold Portfolio Shares to be received by him or her will be the same as his or her basis in the Precious Metals and Minerals Portfolio shares exchanged therefor;

  (viii) A Precious Metals and Minerals Portfolio shareholder's holding period for his or her Gold Portfolio Shares will include the holding period of Precious Metals and Minerals Portfolio shares exchanged, provided that those Precious Metals and Minerals Portfolio shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Precious Metals and Minerals Portfolio nor Gold Portfolio may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS
PORTFOLIO.

 (a) Gold Portfolio and Precious Metals and Minerals Portfolio each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Precious Metals and Minerals Portfolio covenants that it is not acquiring the Gold Portfolio Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Precious Metals and Minerals Portfolio covenants that it will assist Gold Portfolio in obtaining such information as Gold Portfolio reasonably requests concerning the beneficial ownership of Precious Metals and Minerals Portfolio's shares; and

 (d) Precious Metals and Minerals Portfolio covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Precious Metals and Minerals Portfolio will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Gold Portfolio and Precious Metals and Minerals Portfolio may terminate this Agreement by mutual agreement. In addition, either Gold Portfolio or Precious Metals and Minerals Portfolio may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Precious Metals and Minerals Portfolio or Gold Portfolio, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Gold Portfolio or Precious Metals and Minerals Portfolio; provided, however, that following the shareholders' meeting called by Precious Metals and Minerals Portfolio pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Gold Portfolio Shares to be paid to Precious Metals and Minerals Portfolio shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATION OF TRUST.

 A copy of the Funds' Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
                                                          FUND TRADING
                                                        NUMBER SYMBOL
AIR TRANSPORTATION PORTFOLIO                               034 FSAIX
AUTOMOTIVE PORTFOLIO                                       502 FSAVX
BIOTECHNOLOGY PORTFOLIO                                    042 FBIOX
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO              068 FSLBX
BUSINESS SERVICES AND OUTSOURCING                          353 FBSOX
CHEMICALS PORTFOLIO                                        069 FSCHX
COMPUTERS PORTFOLIO                                        007 FDCPX
CONSTRUCTION AND HOUSING PORTFOLIO                         511 FSHOX
CONSUMER INDUSTRIES PORTFOLIO                              517 FSCPX
CYCLICAL INDUSTRIES PORTFOLIO                              515 FCYCF
DEFENSE AND AEROSPACE PORTFOLIO                            067 FSDAX
DEVELOPING COMMUNICATIONS PORTFOLIO                        518 FSDCX
ELECTRONICS PORTFOLIO                                      008 FSELX
ENERGY PORTFOLIO                                           060 FSENX
ENERGY SERVICE PORTFOLIO                                   043 FSESX
ENVIRONMENTAL SERVICES PORTFOLIO                           516 FSLEX
FINANCIAL SERVICES PORTFOLIO                               066 FIDSX
FOOD AND AGRICULTURE PORTFOLIO                             009 FDFAX
GOLD PORTFOLIO                                             041 FSAGX
HEALTH CARE PORTFOLIO                                      063 FSPHX
HOME FINANCE PORTFOLIO                                     098 FSVLX
INDUSTRIAL EQUIPMENT PORTFOLIO                             510 FSCGX
INDUSTRIAL MATERIALS PORTFOLIO                             509 FSDPX
INSURANCE PORTFOLIO                                        045 FSPCX
LEISURE PORTFOLIO                                          062 FDLSX
MEDICAL DELIVERY PORTFOLIO                                 505 FSHCX
MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO                    354 FSMEX
MULTIMEDIA PORTFOLIO                                       503 FBMPX
NATURAL GAS PORTFOLIO                                      513 FSNGX
NATURAL RESOURCES PORTFOLIO                                514 FNATF
PAPER AND FOREST PRODUCTS PORTFOLIO                        506 FSPFX
PRECIOUS METALS AND MINERALS PORTFOLIO                     061 FDPMX
REGIONAL BANKS PORTFOLIO                                   507 FSRBX
RETAILING PORTFOLIO                                        046 FSRPX
SOFTWARE AND COMPUTER SERVICES PORTFOLIO                   028 FSCSX
TECHNOLOGY PORTFOLIO                                       064 FSPTX
TELECOMMUNICATIONS PORTFOLIO                               096 FSTCX
TRANSPORTATION PORTFOLIO                                   512 FSRFX
UTILITIES GROWTH PORTFOLIO                                 065 FSUTX
MONEY MARKET PORTFOLIO                                     085 FSLXX

PROSPECTUS
APRIL 29, 1999

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS

FUND SUMMARY             2   INVESTMENT SUMMARY

                         17  PERFORMANCE

                         40  FEE TABLE

FUND BASICS              57  INVESTMENT DETAILS

                         70  VALUING SHARES

SHAREHOLDER INFORMATION  70  BUYING AND SELLING SHARES

                         78  EXCHANGING SHARES

                         78  ACCOUNT FEATURES AND POLICIES

                         81  DIVIDENDS AND CAPITAL GAINS
                             DISTRIBUTIONS

                         81  TAX CONSEQUENCES

FUND SERVICES            82  FUND MANAGEMENT

                         85  FUND DISTRIBUTION

APPENDIX                 86  FINANCIAL HIGHLIGHTS

FUND SUMMARY

INVESTMENT SUMMARY

THE STOCK FUNDS

INVESTMENT OBJECTIVE

AIR TRANSPORTATION PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) AIR TRANSPORTATION INDUSTRY CONCENTRATION. The air transportation industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, and the price of fuel.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

AUTOMOTIVE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) AUTOMOTIVE INDUSTRY CONCENTRATION. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

BIOTECHNOLOGY PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the research, development, and manufacture of various biotechnological products, services, and processes.

(small solid bullet) Potentially investing in securities of companies that distribute biotechnological and biomedical products and companies that benefit significantly from scientific and technological advances in biotechnology.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) BIOTECHNOLOGY INDUSTRY CONCENTRATION. The biotechnology industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) BROKERAGE AND INVESTMENT MANAGEMENT INDUSTRY CONCENTRATION. The brokerage and investment management industry can be significantly affected by stock and bond market activity, changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in providing business-related services to companies and other organizations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) BUSINESS SERVICES AND OUTSOURCING INDUSTRY CONCENTRATION. The business services and outsourcing industry is subject to continued demand for such services and can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

CHEMICALS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) CHEMICAL INDUSTRY CONCENTRATION. The chemical industry can be significantly affected by intense competition, product obsolescence, and government regulation and can be subject to risks associated with the production, handling and disposal of hazardous components.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

COMPUTERS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) COMPUTER INDUSTRY CONCENTRATION. The computer industry can be significantly affected by competitive pressures, changing domestic and international demand, research and development costs, and product obsolescence.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

CONSTRUCTION AND HOUSING PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) CONSTRUCTION AND HOUSING INDUSTRY CONCENTRATION. The construction and housing industry can be significantly affected by changes in government spending, interest rates, consumer confidence and spending, taxation, demographic patterns, housing starts and the level of new and existing home sales.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

CONSUMER INDUSTRIES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture and distribution of goods to consumers both domestically and internationally.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) CONSUMER INDUSTRY CONCENTRATION. The consumer industries can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

CYCLICAL INDUSTRIES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) CYCLICAL INDUSTRY CONCENTRATION. Cyclical industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

DEFENSE AND AEROSPACE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) DEFENSE AND AEROSPACE INDUSTRY CONCENTRATION. The defense and aerospace industry can be significantly affected by government defense and aerospace regulation and spending policies.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

DEVELOPING COMMUNICATIONS PORTFOLIO seeks capital appreciation.

The fund is subject to the following principal investment risks:

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the development, manufacture or sale of emerging communications services or equipment.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) DEVELOPING COMMUNICATIONS INDUSTRY CONCENTRATION. The developing communications industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, and rapid obsolescence.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

ELECTRONICS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of electronic components; equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ELECTRONICS INDUSTRY CONCENTRATION. The electronics industry can be significantly affected by rapid obsolescence, intense competition and global demand.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

ENERGY PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ENERGY INDUSTRY CONCENTRATION. The energy industry can be significantly affected by fluctuations in price and supply of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

ENERGY SERVICE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ENERGY SERVICE INDUSTRY CONCENTRATION. The energy service industry can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

ENVIRONMENTAL SERVICES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ENVIRONMENTAL SERVICES INDUSTRY CONCENTRATION. The environmental services industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

FINANCIAL SERVICES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in providing financial services to consumers and industry.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation and relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, and price competition.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

FOOD AND AGRICULTURE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) FOOD AND AGRICULTURE INDUSTRY CONCENTRATION. The food and agriculture industry can be significantly affected by demographic and product trends, food fads, marketing campaigns, environmental factors and government regulation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

GOLD PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks and in certain precious metals.

(small solid bullet) Investing primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins.

(small solid bullet) Potentially investing in other precious metals, securities indexed to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foil and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) GOLD INDUSTRY CONCENTRATION. The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

HEALTH CARE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) HEALTH CARE INDUSTRY CONCENTRATION. The health care industries are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

HOME FINANCE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in investing in real estate, usually through mortgages and other consumer-related loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) HOME FINANCE INDUSTRY CONCENTRATION. The home finance industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

INDUSTRIAL EQUIPMENT PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment, parts suppliers, and subcontractors.

(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) INDUSTRIAL EQUIPMENT INDUSTRY CONCENTRATION. The industrial equipment industry can be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, labor relations, and government regulations.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

INDUSTRIAL MATERIALS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) INDUSTRIAL MATERIALS INDUSTRY CONCENTRATION. The industrial materials industry can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

INSURANCE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) INSURANCE INDUSTRY CONCENTRATION. The insurance industry is subject to extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

LEISURE PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the design, production, or distribution of goods or services in the leisure industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) LEISURE INDUSTRY CONCENTRATION. The leisure industry can be significantly affected by changing consumer tastes, intense competition, technological developments and government regulation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

MEDICAL DELIVERY PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) MEDICAL DELIVERY INDUSTRY CONCENTRATION. The medical delivery industry is subject to extensive government regulation and can be significantly affected by government reimbursement for medical expenses, rising costs of medical products and services, a shift away from traditional health insurance, and an increased emphasis on outpatient services.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) MEDICAL EQUIPMENT AND SYSTEMS INDUSTRY
CONCENTRATION. The medical equipment and systems industry can be significantly affected by patent considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

MULTIMEDIA PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) MULTIMEDIA INDUSTRY CONCENTRATION. The multimedia industry can be significantly affected by the federal deregulation of cable and broadcasting, competitive pressures and government regulation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

NATURAL GAS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) NATURAL GAS INDUSTRY CONCENTRATION. The natural gas industry is subject to changes in price and supply of energy sources and can be significantly affected by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other government regulations.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

NATURAL RESOURCES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks and in certain precious metals.

(small solid bullet) Investing primarily in companies that own or develop natural resources, or supply goods and services to such companies.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) NATURAL RESOURCES INDUSTRY CONCENTRATION. The natural resources industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

PAPER AND FOREST PRODUCTS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials, and other products related to the paper and forest products industry.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PAPER AND FOREST PRODUCTS INDUSTRY CONCENTRATION. The paper and forest products industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

PRECIOUS METALS AND MINERALS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks and in certain precious metals.

(small solid bullet) Investing primarily in companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and in precious metals.

(small solid bullet) Potentially investing in securities of companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) PRECIOUS METALS AND MINERALS INDUSTRY
CONCENTRATION. The precious metals and minerals industry can be significantly affected by international political and monetary developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

REGIONAL BANKS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans (these companies concentrate their operations in a specific part of the country).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) REGIONAL BANKS INDUSTRY CONCENTRATION. The regional banking industry can be significantly affected by legislation that would reduce the separation between commercial and investment banking businesses and could change capitalization requirements and the savings and loan industry and increase competition, and by changes in general economic conditions and interest rates.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

RETAILING PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in merchandising finished goods and services primarily to individual consumers.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) RETAIL INDUSTRY CONCENTRATION. The retail industry can be significantly affected by consumer confidence and spending, intense competition, and changing consumer tastes.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

SOFTWARE AND COMPUTER SERVICES PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in research, design, production or distribution of products or processes that relate to software or information-based services.

(small solid bullet) Investing in domestic and foreign issuers.
(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) SOFTWARE AND COMPUTER SERVICES INDUSTRY
CONCENTRATION. The software and computer services industry can be significantly affected by competitive pressures, which can lead to aggressive pricing and slower selling cycles.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

TECHNOLOGY PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) TECHNOLOGY INDUSTRY CONCENTRATION. The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

TELECOMMUNICATIONS PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the development, manufacture, or sale of communications services or communications equipment.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) TELECOMMUNICATIONS INDUSTRY CONCENTRATION. The telecommunications industry is subject to government regulation of rates of return and services that may be offered and can be significantly affected by intense competition.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

TRANSPORTATION PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in providing transportation services or companies principally engaged in the design, manufacture, distribution, or sale of transportation equipment.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) TRANSPORTATION INDUSTRY CONCENTRATION. The transportation industry can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

INVESTMENT OBJECTIVE

UTILITIES GROWTH PORTFOLIO seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) UTILITIES INDUSTRY CONCENTRATION. The utilities industries can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

In addition, each stock fund (except Financial Services, Home Finance and Regional Banks) is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in a stock fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of a stock fund, they could be worth more or less than what you paid for them.

THE MONEY MARKET FUND

INVESTMENT OBJECTIVE

MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.

(small solid bullet) Investing at least 80% of assets in money market instruments.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) FINANCIAL SERVICES EXPOSURE. Changes in government regulation and interest rates and economic downturns can have a significant negative affect on issuers in the financial services sector.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE

The following information illustrates the changes in the funds' performance from year to year and compares the stock funds' performance to the performance of a market index and an additional index over various periods of time. Returns are based on past results and are not an indication of future performance.

Because Business Services and Outsourcing and Medical Equipment and Systems were new when this prospectus was printed, their performance history is not included. Performance history will be available for Business Services and Outsourcing and Medical Equipment and Systems after each fund has been in operation for one calendar year.

YEAR-BY-YEAR RETURNS

The returns in the chart do not include the effect of each fund's front-end sales charge. If the effect of the sales charge was reflected, returns would be lower than those shown.

AIR TRANSPORTATION

Calendar Years      1989    1990     1991    1992   1993    1994     1995    1996   1997    1998

                    26.33%  -18.18%  37.06%  6.57%  30.89%  -21.74%  59.54%  1.25%  31.14%  6.42%



Percentage (%)
Row: 1, Col: 1, Value: 26.33
Row: 2, Col: 1, Value: -18.18
Row: 3, Col: 1, Value: 37.06
Row: 4, Col: 1, Value: 6.57
Row: 5, Col: 1, Value: 30.89
Row: 6, Col: 1, Value: -21.74
Row: 7, Col: 1, Value: 59.54
Row: 8, Col: 1, Value: 1.25
Row: 9, Col: 1, Value: 31.14
Row: 10, Col: 1, Value: 6.42

DURING THE PERIODS SHOWN IN THE CHART FOR AIR TRANSPORTATION, THE
HIGHEST RETURN FOR A QUARTER WAS 23.90% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -26.72% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR AIR TRANSPORTATION
WAS 14.82%.

AUTOMOTIVE

Calendar Years  1989   1990    1991    1992    1993    1994     1995    1996    1997    1998

                4.10%  -6.72%  37.33%  41.61%  35.38%  -12.75%  13.43%  16.07%  16.78%  4.94%



Percentage (%)
Row: 1, Col: 1, Value: 4.1
Row: 2, Col: 1, Value: -6.72
Row: 3, Col: 1, Value: 37.33
Row: 4, Col: 1, Value: 41.61
Row: 5, Col: 1, Value: 35.38
Row: 6, Col: 1, Value: -12.75
Row: 7, Col: 1, Value: 13.43
Row: 8, Col: 1, Value: 16.07
Row: 9, Col: 1, Value: 16.78
Row: 10, Col: 1, Value: 4.94

DURING THE PERIODS SHOWN IN THE CHART FOR AUTOMOTIVE, THE HIGHEST
RETURN FOR A QUARTER WAS 24.59% (QUARTER ENDING MARCH 31, 1992) AND THE LOWEST RETURN FOR A QUARTER WAS -22.31% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR AUTOMOTIVE WAS
-7.29%.

BIOTECHNOLOGY

Calendar Years  1989    1990    1991    1992     1993   1994     1995    1996   1997    1998

                43.93%  44.35%  99.05%  -10.34%  0.70%  -18.18%  49.10%  5.61%  15.27%  29.72%



Percentage (%)
Row: 1, Col: 1, Value: 43.93
Row: 2, Col: 1, Value: 44.34999999999999
Row: 3, Col: 1, Value: 99.05
Row: 4, Col: 1, Value: -10.34
Row: 5, Col: 1, Value: 0.7000000000000001
Row: 6, Col: 1, Value: -18.18
Row: 7, Col: 1, Value: 49.1
Row: 8, Col: 1, Value: 5.609999999999999
Row: 9, Col: 1, Value: 15.27
Row: 10, Col: 1, Value: 29.72

DURING THE PERIODS SHOWN IN THE CHART FOR BIOTECHNOLOGY, THE HIGHEST RETURN FOR A QUARTER WAS 40.42% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -19.25% (QUARTER ENDING MARCH 31,
1993).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR BIOTECHNOLOGY WAS
9.08%.

BROKERAGE AND INVESTMENT
MANAGEMENT

Calendar Years            1989    1990     1991    1992   1993    1994     1995    1996    1997    1998

                          14.06%  -16.18%  82.26%  5.12%  49.33%  -17.27%  23.59%  39.66%  62.32%  5.67%



Percentage (%)
Row: 1, Col: 1, Value: 14.06
Row: 2, Col: 1, Value: -16.18
Row: 3, Col: 1, Value: 82.26000000000001
Row: 4, Col: 1, Value: 5.119999999999999
Row: 5, Col: 1, Value: 49.33
Row: 6, Col: 1, Value: -17.27
Row: 7, Col: 1, Value: 23.59
Row: 8, Col: 1, Value: 39.66
Row: 9, Col: 1, Value: 62.32
Row: 10, Col: 1, Value: 5.67

DURING THE PERIODS SHOWN IN THE CHART FOR BROKERAGE AND INVESTMENT MANAGEMENT, THE HIGHEST RETURN FOR A QUARTER WAS 31.28% (QUARTER
ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -33.12% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR BROKERAGE AND
INVESTMENT MANAGEMENT WAS 15.47%.

CHEMICALS

Calendar Years  1989    1990    1991    1992   1993    1994    1995    1996    1997    1998

                17.31%  -4.13%  38.66%  8.90%  12.76%  14.78%  21.45%  21.52%  16.48%  -15.90%



Percentage (%)
Row: 1, Col: 1, Value: 17.31
Row: 2, Col: 1, Value: -4.13
Row: 3, Col: 1, Value: 38.66
Row: 4, Col: 1, Value: 8.9
Row: 5, Col: 1, Value: 12.76
Row: 6, Col: 1, Value: 14.78
Row: 7, Col: 1, Value: 21.45
Row: 8, Col: 1, Value: 21.52
Row: 9, Col: 1, Value: 16.48
Row: 10, Col: 1, Value: -15.9

DURING THE PERIODS SHOWN IN THE CHART FOR CHEMICALS, THE HIGHEST
RETURN FOR A QUARTER WAS 17.65% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -19.95% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR CHEMICALS WAS -1.38%.

COMPUTERS

Calendar Years  1989   1990    1991    1992    1993    1994    1995    1996    1997   1998

                6.84%  18.41%  30.75%  21.96%  28.87%  20.45%  51.83%  31.62%  0.10%  96.37%



Percentage (%)
Row: 1, Col: 1, Value: 6.84
Row: 2, Col: 1, Value: 18.41
Row: 3, Col: 1, Value: 30.75
Row: 4, Col: 1, Value: 21.96
Row: 5, Col: 1, Value: 28.87
Row: 6, Col: 1, Value: 20.45
Row: 7, Col: 1, Value: 51.83
Row: 8, Col: 1, Value: 31.62
Row: 9, Col: 1, Value: 0.1
Row: 10, Col: 1, Value: 96.36999999999999

DURING THE PERIODS SHOWN IN THE CHART FOR COMPUTERS, THE HIGHEST
RETURN FOR A QUARTER WAS 39.44% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -27.00% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR COMPUTERS WAS 13.50%.

CONSTRUCTION AND HOUSING

Calendar Years             1989    1990    1991    1992    1993    1994     1995    1996    1997    1998

                           16.60%  -9.64%  41.31%  18.71%  33.61%  -15.94%  28.78%  13.21%  29.83%  22.84%



Percentage (%)
Row: 1, Col: 1, Value: 16.6
Row: 2, Col: 1, Value: -9.639999999999999
Row: 3, Col: 1, Value: 41.31
Row: 4, Col: 1, Value: 18.71
Row: 5, Col: 1, Value: 33.61
Row: 6, Col: 1, Value: -15.94
Row: 7, Col: 1, Value: 28.78
Row: 8, Col: 1, Value: 13.21
Row: 9, Col: 1, Value: 29.83
Row: 10, Col: 1, Value: 22.84

DURING THE PERIODS SHOWN IN THE CHART FOR CONSTRUCTION AND HOUSING, THE HIGHEST RETURN FOR A QUARTER WAS 29.68% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -25.81% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR CONSTRUCTION AND
HOUSING WAS -11.39%.

CONSUMER INDUSTRIES

Calendar Years                1991    1992   1993    1994    1995    1996    1997    1998

                              38.53%  8.56%  24.67%  -7.07%  28.30%  13.15%  38.06%  27.49%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 38.53
Row: 4, Col: 1, Value: 8.560000000000001
Row: 5, Col: 1, Value: 24.67
Row: 6, Col: 1, Value: -7.07
Row: 7, Col: 1, Value: 28.3
Row: 8, Col: 1, Value: 13.15
Row: 9, Col: 1, Value: 38.06
Row: 10, Col: 1, Value: 27.49

DURING THE PERIODS SHOWN IN THE CHART FOR CONSUMER INDUSTRIES, THE HIGHEST RETURN FOR A QUARTER WAS 27.07% (QUARTER ENDING DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -15.37% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR CONSUMER INDUSTRIES
WAS 2.51%.

CYCLICAL INDUSTRIES

Calendar Year                                            1998

                                                         8.77%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: 0.0
Row: 8, Col: 1, Value: 0.0
Row: 9, Col: 1, Value: 0.0
Row: 10, Col: 1, Value: 8.77

DURING THE PERIOD SHOWN IN THE CHART FOR CYCLICAL INDUSTRIES, THE
HIGHEST RETURN FOR A QUARTER WAS 17.39% (QUARTER ENDING DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -19.87% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR CYCLICAL INDUSTRIES
WAS -3.20%.

DEFENSE AND AEROSPACE

Calendar Years          1989   1990    1991    1992   1993    1994   1995    1996    1997    1998

                        8.81%  -4.58%  26.93%  0.00%  28.86%  1.76%  47.36%  25.03%  23.57%  4.34%



Percentage (%)
Row: 1, Col: 1, Value: 8.810000000000001
Row: 2, Col: 1, Value: -4.58
Row: 3, Col: 1, Value: 26.93
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 28.86
Row: 6, Col: 1, Value: 1.76
Row: 7, Col: 1, Value: 47.36
Row: 8, Col: 1, Value: 25.03
Row: 9, Col: 1, Value: 23.57
Row: 10, Col: 1, Value: 4.34

DURING THE PERIODS SHOWN IN THE CHART FOR DEFENSE AND AEROSPACE, THE HIGHEST RETURN FOR A QUARTER WAS 23.08% (QUARTER ENDING SEPTEMBER 30,
1997) AND THE LOWEST RETURN FOR A QUARTER WAS -18.25% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR DEFENSE AND AEROSPACE
WAS -0.18%.

DEVELOPING COMMUNICATIONS

Calendar Years                      1991    1992    1993    1994    1995    1996    1997   1998

                                    61.39%  17.21%  31.77%  15.14%  17.37%  14.55%  6.04%  67.68%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 61.39
Row: 4, Col: 1, Value: 17.21
Row: 5, Col: 1, Value: 31.77
Row: 6, Col: 1, Value: 15.14
Row: 7, Col: 1, Value: 17.37
Row: 8, Col: 1, Value: 14.55
Row: 9, Col: 1, Value: 6.04
Row: 10, Col: 1, Value: 67.67999999999999

DURING THE PERIODS SHOWN IN THE CHART FOR DEVELOPING COMMUNICATIONS, THE HIGHEST RETURN FOR A QUARTER WAS 48.91% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -15.48% (QUARTER ENDING MARCH 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR DEVELOPING
COMMUNICATIONS WAS 25.57%.

ELECTRONICS

Calendar Years  1989    1990   1991    1992    1993    1994    1995    1996    1997    1998

                15.67%  5.81%  35.29%  27.44%  32.08%  17.17%  68.97%  41.72%  13.72%  51.12%



Percentage (%)
Row: 1, Col: 1, Value: 15.67
Row: 2, Col: 1, Value: 5.81
Row: 3, Col: 1, Value: 35.29000000000001
Row: 4, Col: 1, Value: 27.44
Row: 5, Col: 1, Value: 32.08
Row: 6, Col: 1, Value: 17.17
Row: 7, Col: 1, Value: 68.97
Row: 8, Col: 1, Value: 41.72000000000001
Row: 9, Col: 1, Value: 13.72
Row: 10, Col: 1, Value: 51.12000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR ELECTRONICS, THE HIGHEST RETURN FOR A QUARTER WAS 56.77% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -31.76% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR ELECTRONICS WAS
5.80%.

ENERGY

Calendar Years  1989    1990    1991   1992    1993    1994   1995    1996    1997    1998

                42.83%  -4.49%  0.04%  -2.39%  19.15%  0.41%  21.38%  32.47%  10.28%  -14.74%



Percentage (%)
Row: 1, Col: 1, Value: 42.83
Row: 2, Col: 1, Value: -4.49
Row: 3, Col: 1, Value: 0.04000000000000001
Row: 4, Col: 1, Value: -2.93
Row: 5, Col: 1, Value: 19.15
Row: 6, Col: 1, Value: 0.41
Row: 7, Col: 1, Value: 21.38
Row: 8, Col: 1, Value: 32.47
Row: 9, Col: 1, Value: 10.28
Row: 10, Col: 1, Value: -14.74

DURING THE PERIODS SHOWN IN THE CHART FOR ENERGY, THE HIGHEST RETURN FOR A QUARTER WAS 16.27% (QUARTER ENDING MARCH 31, 1993) AND THE
LOWEST RETURN FOR A QUARTER WAS -11.75% (QUARTER ENDING SEPTEMBER 30,
1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR ENERGY WAS 11.07%.

ENERGY SERVICE

Calendar Years  1989    1990   1991     1992   1993    1994   1995    1996    1997    1998

                59.44%  1.75%  -23.48%  3.43%  20.96%  0.57%  40.87%  49.08%  51.87%  -49.72%



Percentage (%)
Row: 1, Col: 1, Value: 59.44
Row: 2, Col: 1, Value: 1.75
Row: 3, Col: 1, Value: -23.48
Row: 4, Col: 1, Value: 3.43
Row: 5, Col: 1, Value: 20.96
Row: 6, Col: 1, Value: 0.5700000000000001
Row: 7, Col: 1, Value: 40.87
Row: 8, Col: 1, Value: 49.08
Row: 9, Col: 1, Value: 51.87
Row: 10, Col: 1, Value: -49.72000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR ENERGY SERVICE, THE HIGHEST RETURN FOR A QUARTER WAS 36.86% (QUARTER ENDING SEPTEMBER 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -34.78% (QUARTER ENDING
SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR ENERGY SERVICE WAS
27.02%.

ENVIRONMENTAL SERVICES

Calendar Years               1990    1991   1992    1993    1994    1995    1996    1997    1998

                             -2.48%  7.66%  -1.37%  -0.62%  -9.55%  26.13%  15.61%  17.87%  -16.96%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: -2.48
Row: 3, Col: 1, Value: 7.659999999999999
Row: 4, Col: 1, Value: -1.37
Row: 5, Col: 1, Value: -0.6200000000000001
Row: 6, Col: 1, Value: -9.550000000000001
Row: 7, Col: 1, Value: 26.13
Row: 8, Col: 1, Value: 15.61
Row: 9, Col: 1, Value: 17.87
Row: 10, Col: 1, Value: -16.96

DURING THE PERIODS SHOWN IN THE CHART FOR ENVIRONMENTAL SERVICES, THE HIGHEST RETURN FOR A QUARTER WAS 13.75% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -19.57% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR ENVIRONMENTAL
SERVICES WAS -8.78%.

FINANCIAL SERVICES

Calendar Years       1989    1990     1991    1992    1993    1994    1995    1996    1997    1998

                     19.34%  -24.33%  61.63%  42.82%  17.55%  -3.65%  47.34%  32.12%  41.98%  14.13%



Percentage (%)
Row: 1, Col: 1, Value: 19.34
Row: 2, Col: 1, Value: -24.33
Row: 3, Col: 1, Value: 61.63
Row: 4, Col: 1, Value: 42.82
Row: 5, Col: 1, Value: 17.55
Row: 6, Col: 1, Value: -3.65
Row: 7, Col: 1, Value: 47.34
Row: 8, Col: 1, Value: 32.12000000000001
Row: 9, Col: 1, Value: 41.98
Row: 10, Col: 1, Value: 14.13

DURING THE PERIODS SHOWN IN THE CHART FOR FINANCIAL SERVICES, THE
HIGHEST RETURN FOR A QUARTER WAS 27.43% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -29.89% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR FINANCIAL SERVICES
WAS 5.74%.

FOOD AND AGRICULTURE

Calendar Years         1989    1990   1991    1992   1993   1994   1995    1996    1997    1998

                       38.87%  9.33%  34.09%  6.03%  8.82%  6.09%  36.64%  13.35%  30.34%  15.69%



Percentage (%)
Row: 1, Col: 1, Value: 38.87
Row: 2, Col: 1, Value: 9.33
Row: 3, Col: 1, Value: 34.09
Row: 4, Col: 1, Value: 6.03
Row: 5, Col: 1, Value: 8.82
Row: 6, Col: 1, Value: 6.09
Row: 7, Col: 1, Value: 36.64
Row: 8, Col: 1, Value: 13.35
Row: 9, Col: 1, Value: 30.34
Row: 10, Col: 1, Value: 15.69

DURING THE PERIODS SHOWN IN THE CHART FOR FOOD AND AGRICULTURE, THE HIGHEST RETURN FOR A QUARTER WAS 16.88% (QUARTER ENDING DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -10.29% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR FOOD AND AGRICULTURE
WAS -8.12%.

GOLD

Calendar Years  1989    1990     1991    1992    1993    1994     1995    1996    1997     1998

                22.04%  -17.20%  -6.14%  -3.09%  78.68%  -15.46%  11.20%  19.92%  -39.39%  -8.64%



Percentage (%)
Row: 1, Col: 1, Value: 22.04
Row: 2, Col: 1, Value: -17.2
Row: 3, Col: 1, Value: -6.14
Row: 4, Col: 1, Value: -3.09
Row: 5, Col: 1, Value: 78.67999999999999
Row: 6, Col: 1, Value: -15.46
Row: 7, Col: 1, Value: 11.2
Row: 8, Col: 1, Value: 19.92
Row: 9, Col: 1, Value: -39.39
Row: 10, Col: 1, Value: -8.639999999999999

DURING THE PERIODS SHOWN IN THE CHART FOR GOLD, THE HIGHEST RETURN FOR A QUARTER WAS 32.47% (QUARTER ENDING JUNE 30, 1993) AND THE LOWEST RETURN FOR A QUARTER WAS -32.11% (QUARTER ENDING DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR GOLD WAS -6.09%.

HEALTH CARE

Calendar Years  1989    1990    1991    1992     1993   1994    1995    1996    1997    1998

                42.49%  24.32%  83.69%  -17.43%  2.42%  21.46%  45.86%  15.46%  31.15%  41.28%



Percentage (%)
Row: 1, Col: 1, Value: 42.49
Row: 2, Col: 1, Value: 24.32
Row: 3, Col: 1, Value: 83.69
Row: 4, Col: 1, Value: -17.43
Row: 5, Col: 1, Value: 2.42
Row: 6, Col: 1, Value: 21.46
Row: 7, Col: 1, Value: 45.86
Row: 8, Col: 1, Value: 15.46
Row: 9, Col: 1, Value: 31.15
Row: 10, Col: 1, Value: 41.28

DURING THE PERIODS SHOWN IN THE CHART FOR HEALTH CARE, THE HIGHEST RETURN FOR A QUARTER WAS 34.45% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -13.15% (QUARTER ENDING MARCH 31,
1992).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR HEALTH CARE WAS
1.99%.

HOME FINANCE

Calendar Years  1989   1990     1991    1992    1993    1994   1995    1996    1997    1998

                9.33%  -15.08%  64.61%  57.85%  27.29%  2.68%  53.49%  36.88%  45.75%  -14.81%



Percentage (%)
Row: 1, Col: 1, Value: 9.33
Row: 2, Col: 1, Value: -15.08
Row: 3, Col: 1, Value: 64.61
Row: 4, Col: 1, Value: 57.84999999999999
Row: 5, Col: 1, Value: 27.29
Row: 6, Col: 1, Value: 2.68
Row: 7, Col: 1, Value: 53.49
Row: 8, Col: 1, Value: 36.88
Row: 9, Col: 1, Value: 45.75
Row: 10, Col: 1, Value: -14.81

DURING THE PERIODS SHOWN IN THE CHART FOR HOME FINANCE, THE HIGHEST RETURN FOR A QUARTER WAS 30.19% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -25.76% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR HOME FINANCE WAS
-0.62%.

INDUSTRIAL EQUIPMENT

Calendar Years         1989    1990     1991    1992    1993    1994   1995    1996    1997    1998

                       17.95%  -15.51%  26.84%  11.34%  43.33%  3.13%  27.81%  26.71%  18.55%  12.67%



Percentage (%)
Row: 1, Col: 1, Value: 17.95
Row: 2, Col: 1, Value: -15.51
Row: 3, Col: 1, Value: 26.84
Row: 4, Col: 1, Value: 11.34
Row: 5, Col: 1, Value: 43.33
Row: 6, Col: 1, Value: 3.13
Row: 7, Col: 1, Value: 27.81
Row: 8, Col: 1, Value: 26.71
Row: 9, Col: 1, Value: 18.55
Row: 10, Col: 1, Value: 12.67

DURING THE PERIODS SHOWN IN THE CHART FOR INDUSTRIAL EQUIPMENT, THE HIGHEST RETURN FOR A QUARTER WAS 20.08% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -29.18% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR INDUSTRIAL EQUIPMENT
WAS -1.47%.

INDUSTRIAL MATERIALS

Calendar Years         1989   1990     1991    1992    1993    1994   1995    1996    1997   1998

                       4.45%  -17.17%  35.81%  12.37%  21.38%  8.19%  15.39%  14.01%  1.75%  -11.02%



Percentage (%)
Row: 1, Col: 1, Value: 4.45
Row: 2, Col: 1, Value: -17.17
Row: 3, Col: 1, Value: 35.81
Row: 4, Col: 1, Value: 12.37
Row: 5, Col: 1, Value: 21.38
Row: 6, Col: 1, Value: 8.19
Row: 7, Col: 1, Value: 15.39
Row: 8, Col: 1, Value: 14.01
Row: 9, Col: 1, Value: 1.75
Row: 10, Col: 1, Value: -11.02

DURING THE PERIODS SHOWN IN THE CHART FOR INDUSTRIAL MATERIALS, THE HIGHEST RETURN FOR A QUARTER WAS 12.69% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -21.26% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR INDUSTRIAL MATERIALS
WAS 0.10%.

INSURANCE

Calendar Years  1989    1990    1991    1992    1993   1994    1995    1996    1997    1998

                37.83%  -9.81%  36.68%  22.50%  8.18%  -0.35%  34.81%  23.71%  42.47%  20.32%



Percentage (%)
Row: 1, Col: 1, Value: 37.83
Row: 2, Col: 1, Value: -9.810000000000001
Row: 3, Col: 1, Value: 36.68
Row: 4, Col: 1, Value: 22.5
Row: 5, Col: 1, Value: 8.18
Row: 6, Col: 1, Value: -0.35
Row: 7, Col: 1, Value: 34.81
Row: 8, Col: 1, Value: 23.71
Row: 9, Col: 1, Value: 42.47
Row: 10, Col: 1, Value: 20.32

DURING THE PERIODS SHOWN IN THE CHART FOR INSURANCE, THE HIGHEST
RETURN FOR A QUARTER WAS 23.68% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -19.37% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR INSURANCE WAS 0.97%.

LEISURE

Calendar Years  1989    1990     1991    1992    1993    1994    1995    1996    1997    1998

                31.21%  -22.29%  32.94%  16.23%  39.55%  -6.84%  26.96%  13.41%  41.29%  37.92%



Percentage (%)
Row: 1, Col: 1, Value: 31.21
Row: 2, Col: 1, Value: -22.29
Row: 3, Col: 1, Value: 32.94
Row: 4, Col: 1, Value: 16.23
Row: 5, Col: 1, Value: 39.55
Row: 6, Col: 1, Value: -6.84
Row: 7, Col: 1, Value: 26.96
Row: 8, Col: 1, Value: 13.41
Row: 9, Col: 1, Value: 41.29000000000001
Row: 10, Col: 1, Value: 37.92

DURING THE PERIODS SHOWN IN THE CHART FOR LEISURE, THE HIGHEST RETURN FOR A QUARTER WAS 32.19% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.70% (QUARTER ENDING SEPTEMBER 30,
1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR LEISURE WAS 16.40%.

MEDICAL DELIVERY

Calendar Years     1989    1990    1991    1992     1993   1994    1995    1996    1997    1998

                   58.02%  16.26%  77.83%  -13.19%  5.52%  19.84%  32.18%  11.00%  20.14%  -6.16%



Percentage (%)
Row: 1, Col: 1, Value: 58.02
Row: 2, Col: 1, Value: 16.26
Row: 3, Col: 1, Value: 77.83
Row: 4, Col: 1, Value: -13.19
Row: 5, Col: 1, Value: 5.52
Row: 6, Col: 1, Value: 19.84
Row: 7, Col: 1, Value: 32.18
Row: 8, Col: 1, Value: 11.0
Row: 9, Col: 1, Value: 20.14
Row: 10, Col: 1, Value: -6.159999999999999

DURING THE PERIODS SHOWN IN THE CHART FOR MEDICAL DELIVERY, THE
HIGHEST RETURN FOR A QUARTER WAS 41.61% (QUARTER ENDING MARCH 31,
1991) AND THE LOWEST RETURN FOR A QUARTER WAS -26.26% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR MEDICAL DELIVERY WAS
-21.50%.

MULTIMEDIA

Calendar Years  1989    1990     1991    1992    1993    1994   1995    1996   1997    1998

                32.54%  -26.21%  37.85%  21.50%  38.02%  4.00%  33.67%  1.07%  30.93%  35.69%



Percentage (%)
Row: 1, Col: 1, Value: 32.54
Row: 2, Col: 1, Value: -26.21
Row: 3, Col: 1, Value: 37.84999999999999
Row: 4, Col: 1, Value: 21.5
Row: 5, Col: 1, Value: 38.02
Row: 6, Col: 1, Value: 4.0
Row: 7, Col: 1, Value: 33.67
Row: 8, Col: 1, Value: 1.07
Row: 9, Col: 1, Value: 30.93
Row: 10, Col: 1, Value: 35.69000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR MULTIMEDIA, THE HIGHEST
RETURN FOR A QUARTER WAS 27.35% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -24.82% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR MULTIMEDIA WAS
11.37%.

NATURAL GAS

Calendar Years                      1994    1995    1996    1997    1998

                                    -6.84%  30.38%  34.32%  -8.06%  -12.40%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: -6.84
Row: 7, Col: 1, Value: 30.38
Row: 8, Col: 1, Value: 34.32
Row: 9, Col: 1, Value: -8.060000000000001
Row: 10, Col: 1, Value: -12.4

DURING THE PERIODS SHOWN IN THE CHART FOR NATURAL GAS, THE HIGHEST RETURN FOR A QUARTER WAS 16.45% (QUARTER ENDING SEPTEMBER 30, 1997) AND THE LOWEST RETURN FOR A QUARTER WAS -16.04% (QUARTER ENDING MARCH 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR NATURAL GAS WAS
7.20%.

NATURAL RESOURCES

Calendar Year                                           1998

                                                        -16.57%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: -16.57

DURING THE PERIOD SHOWN IN THE CHART FOR NATURAL RESOURCES, THE
HIGHEST RETURN FOR A QUARTER WAS 4.82% (QUARTER ENDING MARCH 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -11.34% (QUARTER ENDING
SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR NATURAL RESOURCES WAS
10.51%.

PAPER AND FOREST PRODUCTS

Calendar Years              1989   1990     1991    1992    1993    1994    1995    1996   1997   1998

                            4.08%  -15.11%  34.77%  12.05%  18.55%  14.14%  21.91%  7.07%  9.35%  -7.89%



Percentage (%)
Row: 1, Col: 1, Value: 4.08
Row: 2, Col: 1, Value: -15.11
Row: 3, Col: 1, Value: 34.77
Row: 4, Col: 1, Value: 12.05
Row: 5, Col: 1, Value: 18.55
Row: 6, Col: 1, Value: 14.14
Row: 7, Col: 1, Value: 21.91
Row: 8, Col: 1, Value: 7.07
Row: 9, Col: 1, Value: 9.350000000000001
Row: 10, Col: 1, Value: -7.89

DURING THE PERIODS SHOWN IN THE CHART FOR PAPER AND FOREST PRODUCTS, THE HIGHEST RETURN FOR A QUARTER WAS 22.74% (QUARTER ENDING SEPTEMBER 30, 1994) AND THE LOWEST RETURN FOR A QUARTER WAS -21.04% (QUARTER ENDING SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR PAPER AND FOREST
PRODUCTS WAS 1.41%.

PRECIOUS METALS AND MINERALS

Calendar Years                 1989    1990     1991   1992     1993     1994    1995    1996   1997     1998

                               32.16%  -21.07%  1.54%  -21.87%  111.62%  -1.14%  -3.34%  5.42%  -44.89%  0.10%



Percentage (%)
Row: 1, Col: 1, Value: 32.16
Row: 2, Col: 1, Value: -21.07
Row: 3, Col: 1, Value: 1.54
Row: 4, Col: 1, Value: -21.87
Row: 5, Col: 1, Value: 111.62
Row: 6, Col: 1, Value: -1.14
Row: 7, Col: 1, Value: -3.34
Row: 8, Col: 1, Value: 5.42
Row: 9, Col: 1, Value: -44.89
Row: 10, Col: 1, Value: 0.1

DURING THE PERIODS SHOWN IN THE CHART FOR PRECIOUS METALS AND
MINERALS, THE HIGHEST RETURN FOR A QUARTER WAS 33.66% (QUARTER ENDING JUNE 30, 1993) AND THE LOWEST RETURN FOR A QUARTER WAS -31.22%
(QUARTER ENDING DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR PRECIOUS METALS AND MINERALS WAS -7.09%.

REGIONAL BANKS

Calendar Years   1989    1990     1991    1992    1993    1994   1995    1996    1997    1998

                 26.65%  -20.67%  65.79%  48.52%  11.17%  0.22%  46.77%  35.89%  45.56%  11.85%



Percentage (%)
Row: 1, Col: 1, Value: 26.65
Row: 2, Col: 1, Value: -20.67
Row: 3, Col: 1, Value: 65.79000000000001
Row: 4, Col: 1, Value: 48.52
Row: 5, Col: 1, Value: 11.17
Row: 6, Col: 1, Value: 0.22
Row: 7, Col: 1, Value: 46.77
Row: 8, Col: 1, Value: 35.89
Row: 9, Col: 1, Value: 45.56
Row: 10, Col: 1, Value: 11.85

DURING THE PERIODS SHOWN IN THE CHART FOR REGIONAL BANKS, THE HIGHEST RETURN FOR A QUARTER WAS 22.20% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -25.20% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR REGIONAL BANKS WAS
-3.13%.

RETAILING

Calendar Years  1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                29.53%  -5.03%  68.13%  22.08%  13.03%  -5.01%  11.98%  20.86%  41.73%  45.76%



Percentage (%)
Row: 1, Col: 1, Value: 29.53
Row: 2, Col: 1, Value: -5.03
Row: 3, Col: 1, Value: 68.13
Row: 4, Col: 1, Value: 22.08
Row: 5, Col: 1, Value: 13.03
Row: 6, Col: 1, Value: -5.01
Row: 7, Col: 1, Value: 11.98
Row: 8, Col: 1, Value: 20.86
Row: 9, Col: 1, Value: 41.73
Row: 10, Col: 1, Value: 45.76000000000001

DURING THE PERIODS SHOWN IN THE CHART FOR RETAILING, THE HIGHEST
RETURN FOR A QUARTER WAS 34.78% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -27.05% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR RETAILING WAS 5.88%.

SOFTWARE AND COMPUTER SERVICES

Calendar Years                   1989    1990   1991    1992    1993    1994   1995    1996    1997    1998

                                 12.05%  0.86%  45.84%  35.54%  32.73%  0.39%  46.26%  21.77%  15.01%  45.77%



Percentage (%)
Row: 1, Col: 1, Value: 12.05
Row: 2, Col: 1, Value: 0.8600000000000001
Row: 3, Col: 1, Value: 45.84
Row: 4, Col: 1, Value: 35.54
Row: 5, Col: 1, Value: 32.73
Row: 6, Col: 1, Value: 0.3900000000000001
Row: 7, Col: 1, Value: 46.26000000000001
Row: 8, Col: 1, Value: 21.77
Row: 9, Col: 1, Value: 15.01
Row: 10, Col: 1, Value: 45.77

DURING THE PERIODS SHOWN IN THE CHART FOR SOFTWARE AND COMPUTER
SERVICES, THE HIGHEST RETURN FOR A QUARTER WAS 30.03% (QUARTER ENDING MARCH 31, 1991) AND THE LOWEST RETURN FOR A QUARTER WAS -30.81%
(QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR SOFTWARE AND COMPUTER SERVICES WAS 9.12%.

TECHNOLOGY

Calendar Years  1989    1990    1991    1992   1993    1994    1995    1996    1997    1998

                16.99%  10.50%  58.97%  8.72%  28.65%  11.13%  43.81%  15.82%  10.33%  74.16%



Percentage (%)
Row: 1, Col: 1, Value: 16.99
Row: 2, Col: 1, Value: 10.5
Row: 3, Col: 1, Value: 58.97
Row: 4, Col: 1, Value: 8.719999999999999
Row: 5, Col: 1, Value: 28.65
Row: 6, Col: 1, Value: 11.13
Row: 7, Col: 1, Value: 43.81
Row: 8, Col: 1, Value: 15.82
Row: 9, Col: 1, Value: 10.33
Row: 10, Col: 1, Value: 74.16

DURING THE PERIODS SHOWN IN THE CHART FOR TECHNOLOGY, THE HIGHEST
RETURN FOR A QUARTER WAS 45.96% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -25.19% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR TECHNOLOGY WAS
18.63%.

TELECOMMUNICATIONS

Calendar Years       1989    1990     1991    1992    1993    1994   1995    1996   1997    1998

                     50.88%  -16.40%  30.85%  15.32%  29.72%  4.32%  29.66%  5.40%  25.83%  41.04%



Percentage (%)
Row: 1, Col: 1, Value: 50.88
Row: 2, Col: 1, Value: -16.4
Row: 3, Col: 1, Value: 30.85
Row: 4, Col: 1, Value: 15.32
Row: 5, Col: 1, Value: 29.72
Row: 6, Col: 1, Value: 4.319999999999999
Row: 7, Col: 1, Value: 29.66
Row: 8, Col: 1, Value: 5.4
Row: 9, Col: 1, Value: 25.83
Row: 10, Col: 1, Value: 41.04

DURING THE PERIODS SHOWN IN THE CHART FOR TELECOMMUNICATIONS, THE
HIGHEST RETURN FOR A QUARTER WAS 30.69% (QUARTER ENDING DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -21.14% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR TELECOMMUNICATIONS
WAS 10.09%.

TRANSPORTATION

Calendar Years   1989    1990     1991    1992    1993    1994   1995    1996   1997    1998

                 28.49%  -21.59%  54.14%  23.79%  29.32%  3.87%  15.17%  9.50%  32.13%  -4.34%



Percentage (%)
Row: 1, Col: 1, Value: 28.49
Row: 2, Col: 1, Value: -21.59
Row: 3, Col: 1, Value: 54.14
Row: 4, Col: 1, Value: 23.79
Row: 5, Col: 1, Value: 29.32
Row: 6, Col: 1, Value: 3.87
Row: 7, Col: 1, Value: 15.17
Row: 8, Col: 1, Value: 9.5
Row: 9, Col: 1, Value: 32.13
Row: 10, Col: 1, Value: -4.34

DURING THE PERIODS SHOWN IN THE CHART FOR TRANSPORTATION, THE HIGHEST RETURN FOR A QUARTER WAS 19.76% (QUARTER ENDING DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -25.91% (QUARTER ENDING SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR TRANSPORTATION WAS
15.57%.

UTILITIES GROWTH

Calendar Years     1989    1990   1991    1992    1993    1994    1995    1996    1997    1998

                   39.02%  0.55%  21.03%  10.59%  12.54%  -7.41%  34.39%  11.37%  30.31%  43.16%



Percentage (%)
Row: 1, Col: 1, Value: 39.02
Row: 2, Col: 1, Value: 0.55
Row: 3, Col: 1, Value: 21.03
Row: 4, Col: 1, Value: 10.59
Row: 5, Col: 1, Value: 12.54
Row: 6, Col: 1, Value: -7.41
Row: 7, Col: 1, Value: 34.39
Row: 8, Col: 1, Value: 11.37
Row: 9, Col: 1, Value: 30.31
Row: 10, Col: 1, Value: 43.16

DURING THE PERIODS SHOWN IN THE CHART FOR UTILITIES GROWTH, THE
HIGHEST RETURN FOR A QUARTER WAS 23.01% (QUARTER ENDING DECEMBER 31,
1998) AND THE LOWEST RETURN FOR A QUARTER WAS -6.17% (QUARTER ENDING DECEMBER 31, 1993).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR UTILITIES GROWTH WAS
3.84%.

MONEY MARKET

Calendar Years  1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

                8.98%  7.79%  5.80%  3.52%  2.69%  3.74%  5.66%  5.06%  5.20%  5.20%



Percentage (%)
Row: 1, Col: 1, Value: 8.98
Row: 2, Col: 1, Value: 7.79
Row: 3, Col: 1, Value: 5.8
Row: 4, Col: 1, Value: 3.52
Row: 5, Col: 1, Value: 2.69
Row: 6, Col: 1, Value: 3.74
Row: 7, Col: 1, Value: 5.659999999999999
Row: 8, Col: 1, Value: 5.06
Row: 9, Col: 1, Value: 5.2
Row: 10, Col: 1, Value: 5.2

DURING THE PERIODS SHOWN IN THE CHART FOR MONEY MARKET, THE HIGHEST RETURN FOR A QUARTER WAS 1.91% (QUARTER ENDING JUNE 30, 1990) AND THE LOWEST RETURN FOR A QUARTER WAS 0.63% (QUARTER ENDING DECEMBER 31,
1993).

THE YEAR-TO-DATE RETURN AS OF MARCH 31, 1999 FOR MONEY MARKET WAS
1.14%.

AVERAGE ANNUAL RETURNS

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge and $7.50 exchange fee (stock funds only).

For the periods ended            Past 1 year  Past 5 years  Past 10 years/ Life of fundA
December 31, 1998

Air Transportation                3.15%        11.33%        12.95%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Automotive                        1.72%        6.42%         13.31%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Biotechnology                     25.75%       13.31%        21.44%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Health Care Index   40.26%       N/A           N/A

Brokerage and Investment          2.43%        18.89%        20.58%
Management

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Financial           9.04%        N/A           N/A
Services Index

Chemicals                         -18.49%      9.98%         11.91%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Computers                         90.41%       35.63%        28.13%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Technology Index    69.16%       N/A           N/A

Construction and Housing          19.08%       13.64%        16.17%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Consumer Industries               23.59%       18.15%        20.06%B

S&P 500                           28.58%       24.06%        20.83%

Goldman Sachs Consumer            24.91%       N/A           N/A
Industries Index

Cyclical Industries               5.43%        N/A           5.43%B

S&P 500                           28.58%       N/A           28.58%

Goldman Sachs Cyclical            4.74%        N/A           4.74%
Industries Index

Defense and Aerospace             1.13%        18.57%        14.81%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Developing Communications         62.57%       21.69%        26.73%B

S&P 500                           28.58%       24.06%        20.83%

Goldman Sachs Technology Index    69.16%       N/A           N/A

Electronics                       46.51%       36.14%        29.27%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Technology Index    69.16%       N/A           N/A

For the periods ended            Past 1 year  Past 5 years  Past 10 years/ Life of fundA
December 31, 1998

Energy                            -17.37%      8.04%         8.86%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Natural             -14.19%      N/A           N/A
Resources Index

Energy Service                    -51.30%      9.35%         9.28%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Natural             -14.19%      N/A           N/A
Resources Index

Environmental Services            -19.53%      4.59%         2.85%B

S&P 500                           28.58%       24.06%        17.90%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Financial Services                10.64%       24.13%        21.86%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Financial           9.04%        N/A           N/A
Services Index

Food and Agriculture              12.14%       19.16%        18.89%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Consumer            24.91%       N/A           N/A
Industries Index

Gold                              -11.45%      -9.57%        -0.06%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Natural             -14.19%      N/A           N/A
Resources Index

Health Care                       36.97%       29.74%        26.04%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Health Care Index   40.26%       N/A           N/A

Home Finance                      -17.43%      21.04%        23.08%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Financial           9.04%        N/A           N/A
Services Index

Industrial Equipment              9.22%        16.69%        15.87%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Industrial Materials              -13.76%      4.55%         7.19%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Insurance                         16.64%       22.54%        20.06%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Financial           9.04%        N/A           N/A
Services Index

Leisure                           33.71%       20.44%        18.75%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Consumer            24.91%       N/A           N/A
Industries Index

Medical Delivery                  -9.05%       13.96%        19.12%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Health Care Index   40.26%       N/A           N/A

For the periods ended            Past 1 year  Past 5 years  Past 10 years/ Life of fundA
December 31, 1998

Multimedia                        31.55%       19.34%        18.53%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Consumer            24.91%       N/A           N/A
Industries Index

Natural Gas                       -15.10%      4.96%         4.96%B

S&P 500                           28.58%       24.06%        24.06%

Goldman Sachs Utilities Index     34.29%       N/A           N/A

Natural Resources                 -19.15%      N/A           -19.15%B

S&P 500                           28.58%       N/A           28.58%

Goldman Sachs Natural             -14.19%      N/A           -14.19%
Resources Index

Paper and Forest Products         -10.73%      7.79%         8.69%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Precious Metals and Minerals      -2.97%       -11.65%       -0.58%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Natural             -14.19%      N/A           N/A
Resources Index

Regional Banks                    8.42%        25.84%        24.12%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Financial           9.04%        N/A           N/A
Services Index

Retailing                         41.32%       20.83%        22.08%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Consumer            24.91%       N/A           N/A
Industries Index

Software and Computer Services    41.32%       23.79%        24.04%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Technology Index    69.16%       N/A           N/A

Technology                        68.86%       28.10%        25.79%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Technology Index    69.16%       N/A           N/A

Telecommunications                36.74%       19.66%        19.74%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Utilities Index     34.29%       N/A           N/A

Transportation                    -7.28%       9.93%         14.85%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Cyclical            4.74%        N/A           N/A
Industries Index

Utilities Growth                  38.79%       20.18%        18.10%

S&P 500                           28.58%       24.06%        19.21%

Goldman Sachs Utilities Index     34.29%       N/A           N/A

Money Market                      2.04%        4.33%         5.03%


A BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE FUND'S COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1990 FOR ENVIRONMENTAL SERVICES; JANUARY 1, 1991 FOR CONSUMER INDUSTRIES AND DEVELOPING COMMUNICATIONS; JANUARY 1, 1994 FOR NATURAL GAS; AND JANUARY 1, 1998 FOR CYCLICAL INDUSTRIES AND NATURAL RESOURCES.

If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.

Standard & Poor's 500 Index (S&P 500(registered trademark)) is a market capitalization-weighted index of common stocks.

Goldman Sachs Consumer Industries Index is a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector.

Goldman Sachs Cyclical Industries Index is a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector.

Goldman Sachs Financial Services Index is a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector.

Goldman Sachs Health Care Index is a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector.

Goldman Sachs Natural Resources Index is a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector.

Goldman Sachs Technology Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

Goldman Sachs Utilities Index is a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for Cyclical Industries and Natural Resources do not reflect the effect of any expense reimbursements during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)       3.00%
on purchases (as a % of
offering price)A

Sales charge (load) on            None
reinvested distributions

Deferred sales charge (load)      None
on redemptions

Redemption fee for the stock
funds (as a % of amount
redeemed)
on shares held 29 days or less   0.75%

on shares held 30 days or more
for redemption amounts
of up to $1,000                   0.75%

for redemption amounts of $1,000
or more                           $7.50

Exchange fee

for the stock funds onlyB        $ 7.50

Annual account maintenance       $ 12.00
fee (for accounts under
$2,500)

A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000. B YOU WILL NOT PAY AN EXCHANGE FEE IF YOU EXCHANGE THROUGH ANY OF
FIDELITY'S AUTOMATED EXCHANGE SERVICES.
ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
AIR TRANSPORTATION              Management fee               0.58%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.77%

                                Total annual fund operating  1.35%
                                expensesA

AUTOMOTIVE                      Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.86%

                                Total annual fund operating  1.45%
                                expensesA

BIOTECHNOLOGY                   Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.75%

                                Total annual fund operating  1.34%
                                expensesA

BROKERAGE AND INVESTMENT        Management fee               0.59%
MANAGEMENT

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.67%

                                Total annual fund operating  1.26%
                                expensesA

BUSINESS SERVICES AND           Management fee               0.59%
OUTSOURCING

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.07%

                                Total annual fund operating  1.66%
                                expensesA

CHEMICALS                       Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.99%

                                Total annual fund operating  1.58%
                                expensesA

COMPUTERS                       Management fee               0.60%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.65%

                                Total annual fund operating  1.25%
                                expensesA

CONSTRUCTION AND HOUSING        Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.84%

                                Total annual fund operating  1.43%
                                expensesA

CONSUMER INDUSTRIES             Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.75%

                                Total annual fund operating  1.34%
                                expensesA

CYCLICAL INDUSTRIES             Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               3.38%

                                Total annual fund operating  3.97%
                                expensesA

DEFENSE AND AEROSPACE           Management fee               0.58%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.90%

                                Total annual fund operating  1.48%
                                expensesA

DEVELOPING COMMUNICATIONS       Management fee               0.60%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.78%

                                Total annual fund operating  1.38%
                                expensesA

ELECTRONICS                     Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.59%

                                Total annual fund operating  1.18%
                                expensesA

ENERGY                          Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.87%

                                Total annual fund operating  1.46%
                                expensesA

ENERGY SERVICE                  Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.80%

                                Total annual fund operating  1.39%
                                expensesA

ENVIRONMENTAL SERVICES          Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.61%

                                Total annual fund operating  2.20%
                                expensesA

FINANCIAL SERVICES              Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.61%

                                Total annual fund operating  1.20%
                                expensesA

FOOD AND AGRICULTURE            Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.72%

                                Total annual fund operating  1.31%
                                expensesA

GOLD                            Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.98%

                                Total annual fund operating  1.57%
                                expensesA

HEALTH CARE                     Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.48%

                                Total annual fund operating  1.07%
                                expensesA

HOME FINANCE                    Management fee               0.58%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.61%

                                Total annual fund operating  1.19%
                                expensesA

INDUSTRIAL EQUIPMENT            Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.84%

                                Total annual fund operating  1.43%
                                expensesA

INDUSTRIAL MATERIALS            Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.48%

                                Total annual fund operating  2.07%
                                expensesA

INSURANCE                       Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.74%

                                Total annual fund operating  1.33%
                                expensesA

LEISURE                         Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.67%

                                Total annual fund operating  1.26%
                                expensesA

MEDICAL DELIVERY                Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.81%

                                Total annual fund operating  1.40%
                                expensesA

MEDICAL EQUIPMENT AND SYSTEMS   Management fee               0.60%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.79%

                                Total annual fund operating  2.39%
                                expensesA

MULTIMEDIA                      Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.76%

                                Total annual fund operating  1.35%
                                expensesA

NATURAL GAS                     Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.98%

                                Total annual fund operating  1.57%
                                expensesA

NATURAL RESOURCES               Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               2.61%

                                Total annual fund operating  3.20%
                                expensesA

PAPER AND FOREST PRODUCTS       Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.71%

                                Total annual fund operating  2.30%
                                expensesA

PRECIOUS METALS AND MINERALS    Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.19%

                                Total annual fund operating  1.78%
                                expensesA

REGIONAL BANKS                  Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.58%

                                Total annual fund operating  1.17%
                                expensesA

RETAILING                       Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.66%

                                Total annual fund operating  1.25%
                                expensesA

SOFTWARE AND COMPUTER SERVICES  Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.69%

                                Total annual fund operating  1.28%
                                expensesA

TECHNOLOGY                      Management fee               0.60%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.64%

                                Total annual fund operating  1.24%
                                expensesA

TELECOMMUNICATIONS              Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.68%

                                Total annual fund operating  1.27%
                                expensesA

TRANSPORTATION                  Management fee               0.58%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               1.38%

                                Total annual fund operating  1.96%
                                expensesA

UTILITIES GROWTH                Management fee               0.59%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.59%

                                Total annual fund operating  1.18%
                                expensesA

MONEY MARKET                    Management fee               0.20%

                                Distribution and Service     None
                                (12b-1) fee

                                Other expenses               0.30%

                                Total annual fund operating  0.50%
                                expensesA

A FMR HAS VOLUNTARILY AGREED TO REIMBURSE EACH FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, SECURITIES
LENDING FEES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED 2.50%. THESE ARRANGEMENTS CAN BE TERMINATED BY FMR AT ANY TIME.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses, after reimbursement for Cyclical Industries and Natural Resources, would have been:

Air Transportation               1.27%

Automotive                       1.41%

Biotechnology                    1.30%

Brokerage and Investment         1.24%
Management

Business Services and            1.64%
Outsourcing

Chemicals                        1.51%

Computers                        1.23%

Construction and Housing         1.37%

Consumer Industries              1.32%

Cyclical Industries              2.49%

Defense and Aerospace            1.42%

Developing Communications        1.34%

Electronics                      1.15%

Energy                           1.42%

Energy Service                   1.35%

Environmental Services           2.16%

Financial Services               1.18%

Food and Agriculture             1.29%

Gold                             1.54%

Health Care                      1.05%

Home Finance                     1.18%

Industrial Equipment             1.41%

Industrial Materials             2.04%

Insurance                        1.31%

Leisure                          1.24%

Medical Delivery                 1.37%

Medical Equipment and Systems    2.38%

Multimedia                       1.33%

Natural Gas                      1.52%

Natural Resources                2.47%

Paper and Forest Products        2.21%

Precious Metals and Minerals     1.74%

Regional Banks                   1.16%

Retailing                        1.22%

Software and Computer Services   1.27%

Technology                       1.20%

Telecommunications               1.25%

Transportation                   1.90%

Utilities Growth                 1.16%

Money Market                     0.49%

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated and if you leave your account open:

                                          Account open    Account closed

AIR TRANSPORTATION              1 year    $ 433           $ 441

                                3 years   $ 715           $ 722

                                5 years   $ 1,017         $ 1,025

                                10 years  $ 1,875         $ 1,883

AUTOMOTIVE                      1 year    $ 443           $ 451

                                3 years   $ 745           $ 752

                                5 years   $ 1,068         $ 1,076

                                10 years  $ 1,983         $ 1,991

BIOTECHNOLOGY                   1 year    $ 432           $ 440

                                3 years   $ 712           $ 719

                                5 years   $ 1,012         $ 1,020

                                10 years  $ 1,864         $ 1,872

BROKERAGE AND INVESTMENT        1 year    $ 425           $ 432
MANAGEMENT

                                3 years   $ 688           $ 695

                                5 years   $ 971           $ 978

                                10 years  $ 1,777         $ 1,784

BUSINESS SERVICES AND           1 year    $ 464           $ 471
OUTSOURCING

                                3 years   $ 808           $ 815

                                5 years   $ 1,175         $ 1,183

                                10 years  $ 2,206         $ 2,214

CHEMICALS                       1 year    $ 456           $ 463

                                3 years   $ 784           $ 791

                                5 years   $ 1,135         $ 1,142

                                10 years  $ 2,122         $ 2,129

COMPUTERS                       1 year    $ 424           $ 431

                                3 years   $ 685           $ 692

                                5 years   $ 966           $ 973

                                10 years  $ 1,766         $ 1,773

CONSTRUCTION AND HOUSING        1 year    $ 441           $ 449

                                3 years   $ 739           $ 746

                                5 years   $ 1,058         $ 1,066

                                10 years  $ 1,962         $ 1,969

CONSUMER INDUSTRIES             1 year    $ 432           $ 440

                                3 years   $ 712           $ 719

                                5 years   $ 1,012         $ 1,020

                                10 years  $ 1,864         $ 1,872

CYCLICAL INDUSTRIES             1 year    $ 687           $ 695

                                3 years   $ 1,473         $ 1,481

                                5 years   $ 2,276         $ 2,283

                                10 years  $ 4,355         $ 4,363

DEFENSE AND AEROSPACE           1 year    $ 446           $ 454

                                3 years   $ 754           $ 761

                                5 years   $ 1,084         $ 1,091

                                10 years  $ 2,015         $ 2,023

DEVELOPING COMMUNICATIONS       1 year    $ 436           $ 444

                                3 years   $ 724           $ 731

                                5 years   $ 1,033         $ 1,040

                                10 years  $ 1,908         $ 1,915

ELECTRONICS                     1 year    $ 417           $ 424

                                3 years   $ 663           $ 671

                                5 years   $ 930           $ 937

                                10 years  $ 1,689         $ 1,696

ENERGY                          1 year    $ 444           $ 452

                                3 years   $ 748           $ 755

                                5 years   $ 1,073         $ 1,081

                                10 years  $ 1,994         $ 2,001

ENERGY SERVICE                  1 year    $ 437           $ 445

                                3 years   $ 727           $ 734

                                5 years   $ 1,038         $ 1,045

                                10 years  $ 1,919         $ 1,926

ENVIRONMENTAL SERVICES          1 year    $ 516           $ 524

                                3 years   $ 968           $ 975

                                5 years   $ 1,444         $ 1,452

                                10 years  $ 2,758         $ 2,765

FINANCIAL SERVICES              1 year    $ 419           $ 426

                                3 years   $ 670           $ 677

                                5 years   $ 940           $ 947

                                10 years  $ 1,711         $ 1,718

FOOD AND AGRICULTURE            1 year    $ 429           $ 437

                                3 years   $ 703           $ 710

                                5 years   $ 997           $ 1,004

                                10 years  $ 1,832         $ 1,839

GOLD                            1 year    $ 455           $ 462

                                3 years   $ 781           $ 788

                                5 years   $ 1,129         $ 1,137

                                10 years  $ 2,111         $ 2,119

HEALTH CARE                     1 year    $ 406           $ 413

                                3 years   $ 630           $ 638

                                5 years   $ 872           $ 880

                                10 years  $ 1,566         $ 1,574

HOME FINANCE                    1 year    $ 418           $ 425

                                3 years   $ 667           $ 674

                                5 years   $ 935           $ 942

                                10 years  $ 1,700         $ 1,707

INDUSTRIAL EQUIPMENT            1 year    $ 441           $ 449

                                3 years   $ 739           $ 746

                                5 years   $ 1,058         $ 1,066

                                10 years  $ 1,962         $ 1,969

INDUSTRIAL MATERIALS            1 year    $ 504           $ 511

                                3 years   $ 929           $ 937

                                5 years   $ 1,380         $ 1,388

                                10 years  $ 2,628         $ 2,636

INSURANCE                       1 year    $ 431           $ 439

                                3 years   $ 709           $ 716

                                5 years   $ 1,007         $ 1,014

                                10 years  $ 1,853         $ 1,861

LEISURE                         1 year    $ 425           $ 432

                                3 years   $ 688           $ 695

                                5 years   $ 971           $ 978

                                10 years  $ 1,777         $ 1,784

MEDICAL DELIVERY                1 year    $ 438           $ 446

                                3 years   $ 730           $ 737

                                5 years   $ 1,043         $ 1,050

                                10 years  $ 1,929         $ 1,937

MEDICAL EQUIPMENT AND SYSTEMS   1 year    $ 535           $ 542

                                3 years   $ 1,023         $ 1,031

                                5 years   $ 1,537         $ 1,545

                                10 years  $ 2,944         $ 2,952

MULTIMEDIA                      1 year    $ 433           $ 441

                                3 years   $ 715           $ 722

                                5 years   $ 1,017         $ 1,025

                                10 years  $ 1,875         $ 1,883

NATURAL GAS                     1 year    $ 455           $ 462

                                3 years   $ 781           $ 788

                                5 years   $ 1,129         $ 1,137

                                10 years  $ 2,111         $ 2,119

NATURAL RESOURCES               1 year    $ 613           $ 621

                                3 years   $ 1,257         $ 1,264

                                5 years   $ 1,923         $ 1,931

                                10 years  $ 3,698         $ 3,706

PAPER AND FOREST PRODUCTS       1 year    $ 526           $ 534

                                3 years   $ 997           $ 1,004

                                5 years   $ 1,493         $ 1,501

                                10 years  $ 2,857         $ 2,864

PRECIOUS METALS AND MINERALS    1 year    $ 475           $ 483

                                3 years   $ 843           $ 851

                                5 years   $ 1,236         $ 1,243

                                10 years  $ 2,332         $ 2,339

REGIONAL BANKS                  1 year    $ 416           $ 423

                                3 years   $ 660           $ 668

                                5 years   $ 924           $ 932

                                10 years  $ 1,678         $ 1,685

RETAILING                       1 year    $ 424           $ 431

                                3 years   $ 685           $ 692

                                5 years   $ 966           $ 973

                                10 years  $ 1,766         $ 1,773

SOFTWARE AND COMPUTER SERVICES  1 year    $ 426           $ 434

                                3 years   $ 694           $ 701

                                5 years   $ 981           $ 989

                                10 years  $ 1,799         $ 1,806

TECHNOLOGY                      1 year    $ 423           $ 430

                                3 years   $ 682           $ 689

                                5 years   $ 961           $ 968

                                10 years  $ 1,755         $ 1,762

TELECOMMUNICATIONS              1 year    $ 425           $ 433

                                3 years   $ 691           $ 699

                                5 years   $ 976           $ 984

                                10 years  $ 1,788         $ 1,796

TRANSPORTATION                  1 year    $ 493           $ 501

                                3 years   $ 897           $ 904

                                5 years   $ 1,326         $ 1,333

                                10 years  $ 2,517         $ 2,524

UTILITIES GROWTH                1 year    $ 417           $ 424

                                3 years   $ 663           $ 671

                                5 years   $ 930           $ 937

                                10 years  $ 1,689         $ 1,696

MONEY MARKET                    1 year    $ 350           $ 350

                                3 years   $ 456           $ 456

                                5 years   $ 571           $ 571

                                10 years  $ 909           $ 909

FUND BASICS

INVESTMENT DETAILS

THE STOCK FUNDS

INVESTMENT OBJECTIVE

Each fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

AIR TRANSPORTATION PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft. These companies may include, for example, major airlines, commuter airlines, air cargo and express delivery operators, airfreight forwarders, and companies that provide equipment or services to these companies, such as aviation service firms and manufacturers of aeronautical equipment.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

AUTOMOTIVE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services. These companies may include, for example, companies involved with the manufacture and distribution of vehicles, vehicle parts and tires (either original equipment or for the after market) and companies involved in the retail sale of vehicles, parts, or tires. They may also include companies that provide automotive-related services to manufacturers, distributors or consumers.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

BIOTECHNOLOGY PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, and manufacture of various biotechnological products, services, and processes. These companies may include, for example, companies involved with applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals (e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry (e.g., biochips, fermentation, enhanced mineral recovery). They may also include companies that manufacture biotechnological and biomedical products, including devices and instruments; companies that provide biotechnological processes or services; companies that provide scientific and technological advances in biotechnology; and companies involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies.

FMR may also invest the fund's assets in securities of companies that distribute biotechnological and biomedical products, including devices and instruments, and companies that benefit significantly from scientific and technological advances in biotechnology.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in providing business-related services to companies and other organizations. These companies may include those that provide, for example, data processing, consulting, outsourcing, temporary employment, market research or database services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying, typically on a contractual or fee basis.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

CHEMICALS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries. These companies may include, for example, companies involved with products such as basic and intermediate organic and inorganic chemicals, plastics, synthetic fibers, fertilizers, industrial gases, flavorings, fragrances, biological materials, catalysts, carriers, additives, and process aids. They may also include companies providing design, engineering, construction, and consulting services to companies engaged in chemical processing.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

COMPUTERS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry. These companies may include, for example, companies that provide products or services such as mainframes, minicomputers, microcomputers, peripherals, computer and office equipment wholesalers, software retailers, data or information processing, office or factory automation, robotics, artificial intelligence, computer-aided design, medical technology, engineering and manufacturing, data communications and software.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

CONSTRUCTION AND HOUSING PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries. These companies may include, for example, companies that produce basic building materials such as cement, aggregates, gypsum, timber, and wall and floor coverings; companies that supply home furnishings; and companies that provide engineering or contracting services. They may also include companies involved in real estate development and construction financing such as homebuilders, architectural and design firms, and property managers, and companies involved in the home improvement and maintenance industry, including building material retailers and distributors, household service firms, and those companies that supply such companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

CONSUMER INDUSTRIES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture and distribution of goods to consumers both domestically and internationally. These companies may include, for example, companies that manufacture or sell durable goods such as homes, cars, boats, furniture, major appliances, and personal computers; and companies that manufacture, wholesale, or retail non-durable goods such as food, beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports). They may also include companies that provide consumer services such as lodging, child care, convenience stores, and car rentals.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

CYCLICAL INDUSTRIES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These companies may include, for example, companies in the the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DEFENSE AND AEROSPACE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries. These companies may include, for example, companies that provide the following products or services: air transport; defense electronics; aircraft or spacecraft production; missile design; data processing or computer-related services; communications systems; research; development and manufacture of military weapons and transportation; general aviation equipment, missiles, space launch vehicles, and spacecraft; units for guidance, propulsion, and control of flight vehicles; and equipment components and airborne and ground-based equipment essential to the testing, operation, and maintenance of flight vehicles.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DEVELOPING COMMUNICATIONS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the development, manufacture or sale of emerging communications services or equipment. Emerging communications are those which derive from new technologies or new applications of existing technologies. These companies may include, for example, companies involved in cellular communications, software development, video conferencing, data processing, paging, personal communications networks, special mobile radio, facsimile, fiber optic transmission, voicemail, microwave, satellite, local and wide area networking, and other transmission electronics. FMR places less emphasis on traditional communications companies such as traditional telephone utilities and large long distance carriers.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

ELECTRONICS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. These companies may include, for example, companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, medical electronics, consumer electronics, advanced design and manufacturing technologies (e.g., computer-aided design and computer-aided manufacturing, computer-aided engineering, and robotics), and lasers and electro-optics.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

ENERGY PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. These companies may include, for example, companies that produce, generate, refine, control, transmit, market, distribute or measure energy or energy fuels such as petro-chemicals; companies involved in providing products and services to companies in the energy field; companies involved in energy research or experimentation; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

ENERGY SERVICE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. These companies may include, for example, companies providing services and equipment for drilling processes such as offshore and onshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies that provide geological and geophysical services; companies involved in energy transport; companies involved in geothermal, electric or nuclear plant design or construction; and companies with a variety of products or services including oil tool rental, underwater well services, helicopter services, energy-related capital equipment, and mining-related equipment or services. They may also include companies that provide products and services to these companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

ENVIRONMENTAL SERVICES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, and disposal of both hazardous and solid wastes, including: waste-to-energy and recycling; remedial project efforts, including groundwater and underground storage tank decontamination, asbestos cleanup and emergency cleanup response; and the detection, analysis, evaluation, and treatment of both existing and potential environmental problems including, among others, contaminated water, air pollution, and acid rain. They may also include companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FINANCIAL SERVICES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80%, of the fund's assets in securities of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FOOD AND AGRICULTURE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies. These companies may include, for example, companies that sell products and services such as meat and poultry processing and wholesale and retail distribution and warehousing of food and food-related products, including restaurants and grocery stores; companies that manufacture and distribute products including soft drinks, packaged food products (such as cereals, pet foods, and frozen foods), health food and dietary products, wood products, tobacco, fertilizer and agricultural machinery; and companies engaged in the development of new technologies to provide, for example, improved hybrid seeds, new and safer food storage and new enzyme technologies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

GOLD PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks and in certain precious metals. FMR invests the fund's assets primarily in companies engaged in exploration, mining, processing, or dealing in gold, or to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in gold-related activities, and in gold bullion or coins. Gold-related activities may include exploration, mining, processing, or dealing in gold or the manufacture or distribution of gold products such as jewelry, watches and gold foil and leaf. FMR treats investments in instruments whose value is linked to the price of gold as investments in gold bullion or coins.

FMR may also invest the fund's assets in other precious metals in the form of bullion, coins, securities indexed to the price of precious metals, and securities of companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

HEALTH CARE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services such as medical, dental and optical products, hardware or services.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

HOME FINANCE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in investing in real estate, usually through mortgages and other consumer-related loans. These companies may include, for example, mortgage banking companies, real estate investment trusts, government-sponsored enterprises, consumer finance companies, savings and loan associations, savings banks, building and loan associations, cooperative banks, commercial banks, and other depository institutions.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INDUSTRIAL EQUIPMENT PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers, and subcontractors. These companies may include, for example, companies that provide service establishment, railroad, textile, farming, mining, oilfield, semiconductor, and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation or machine tools; companies that manufacture products or service equipment for the food, clothing or sporting goods industries; cable equipment companies; and office automation companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INDUSTRIAL MATERIALS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. These materials and goods may include, for example, chemicals, metals, textiles, wood products, cement and gypsum. These companies may include, for example, mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INSURANCE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance. These companies may include, for example, companies that provide a specific type of insurance, such as life or health insurance, those that offer a variety of insurance products, and those that provide insurance services such as insurance brokers, reciprocals and claims processors.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

LEISURE PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the design, production, or distribution of goods or services in the leisure industries. These companies may include, for example, companies that provide goods or services including: television and radio broadcast or manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; sports arenas and gaming casinos; toys and games, including video and other electronic games; amusement and theme parks; travel and travel-related services; hotels and motels; leisure apparel or footwear; fast food, beverages, restaurants, and tobacco products.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

MEDICAL DELIVERY PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services. These companies may include, for example, companies that operate acute care, psychiatric, teaching, or specialized treatment hospitals; companies that provide outpatient surgical, outpatient rehabilitation, or other specialized care, home health care, drug and alcohol abuse treatment, and dental care; companies that operate comprehensive health maintenance organizations and nursing homes for the elderly and disabled; companies that supply medical equipment; and companies that provide related services.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies. These companies may include, for example, companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

MULTIMEDIA PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries. These companies may include, for example, advertising companies; companies that own, operate or broadcast free or pay television, radio or cable stations; theaters; film studios; publishers or sellers of newspapers, magazines, books or video products; printing, cable television and video companies and equipment providers; pay-per-view television companies; companies involved in emerging technologies for the broadcast and media industries; cellular communications companies; companies involved in the development, syndication and transmission of television, movie programming, advertising and cellular communications; companies that distribute data-based information; and other companies involved in the ownership, operation, or development of media products or services.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

NATURAL GAS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors. These companies may include, for example, companies involved in the production, refinement, transmission, distribution, marketing, control, or measurement of natural gas; companies involved in exploration of potential natural gas sources; companies involved in natural gas research or experimentation; companies working toward the solution of energy problems, such as energy conservation or pollution control through the use of natural gas; companies working toward technological advances in the natural gas field; and other companies providing equipment or services to the field.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

NATURAL RESOURCES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks and in certain precious metals. FMR invests the fund's assets primarily in companies that own or develop natural resources, or supply goods and services to such companies.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in owning or developing natural resources, or supplying goods and services to such companies, and in precious metals. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, forest products, real estate, food, textile and tobacco products, and other basic commodities. FMR treats investments in instruments whose value is linked to the price of precious metals as investments in precious metals.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

PAPER AND FOREST PRODUCTS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials (such as lumber and paneling products), and other products related to the paper and forest products industry. These companies may include, for example, paper production and office product companies, printers, and publishers.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

PRECIOUS METALS AND MINERALS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks and in certain precious metals. FMR invests the fund's assets primarily in companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and in precious metals. These companies may include, for example, companies that manufacture and distribute precious metal and minerals products (such as jewelry, watches, and metal foils and leaf). FMR treats investments in instruments whose value is linked to the price of precious metals as investments in precious metals.

FMR may also invest the fund's assets in securities of companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

REGIONAL BANKS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies concentrate their operations in a specific part of the country and may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

RETAILING PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in merchandising finished goods and services primarily to individual consumers. These companies may include, for example, general merchandise retailers; drug and department stores; suppliers of goods and services for homes and yards; specialty retailers selling a single category of merchandise such as food, apparel, jewelry, toys, electronics, computers or home improvement products; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video-based electronic systems.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in research, design, production or distribution of products or processes that relate to software or information-based services. These companies may include, for example, companies that design products such as systems-level software (to run the basic functions of a computer) or applications software (for one type of work) for general use or use by certain industries or groups; companies that provide communications software; and companies that provide time-sharing services, computer consulting or facilities management services, and data communications services.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

TECHNOLOGY PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

TELECOMMUNICATIONS PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the development, manufacture, or sale of communications services or communications equipment. These companies may include, for example, companies that provide traditional local and long-distance telephone service or equipment; companies that provide cellular, paging, local and wide area product networks or equipment; companies that provide satellite, microwave and cable television or equipment; and companies involved in new technologies such as fiber optics, semiconductors, and data transmission.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

TRANSPORTATION PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in providing transportation services or companies principally engaged in the design, manufacture, distribution, or sale of transportation equipment. These companies may include, for example, companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; companies that provide leasing and maintenance for automobiles, trucks, containers, railcars and planes; and companies that sell fuel-saving devices to the transportation industry and those that sell insurance and software developed primarily for transportation companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.
In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

UTILITIES GROWTH PORTFOLIO

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the public utilities industry and companies deriving a majority of their revenues from their public utility operations. These companies may include, for example, companies that manufacture, produce, generate, transmit or sell gas or electric energy; water supply, waste disposal and sewerage, and sanitary service companies; and companies involved in the communication field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities for the public benefit.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these events will be affected by the types of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular industry or group of industries, each fund's performance is expected to be closely tied to economic and market conditions within that industry or group of industries and to be more volatile than the performance of less concentrated funds. In addition, because FMR may invest a significant percentage of the assets of each fund (except Financial Services, Home Finance and Regional Banks) in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

INDUSTRY CONCENTRATION. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

The AIR TRANSPORTATION industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, and the price of fuel. Airline deregulation has substantially diminished the government's role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

The AUTOMOTIVE industry can be highly cyclical and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and may be non-diversified in both product line and customer base.

The BIOTECHNOLOGY industry can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.

The BROKERAGE AND INVESTMENT MANAGEMENT industry can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in this industry can be closely tied to the stock and bond markets and can suffer during market declines. Revenues often depend on overall market activity.

The BUSINESS SERVICES AND OUTSOURCING industry is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost effective means to meet their economic goals. The industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees.

The CHEMICAL industry can be significantly affected by intense competition, product obsolescence, and government regulation. As regulations are developed and enforced, chemical companies may be required to alter or cease production of a product, to pay fines, to pay for cleaning up a disposal site, or to agree to restrictions on their operations. In addition, some of the materials and processes used by these companies involve hazardous components. There are risks associated with their production, handling and disposal.

The COMPUTER industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, and product obsolescence.

The CONSTRUCTION AND HOUSING industry can be significantly affected by changes in government spending on housing subsidies, public works and transportation facilities such as highways and airports, as well as changes in interest rates, consumer confidence and spending, taxation, demographic patterns, housing starts, and the level of new and existing home sales.

The CONSUMER industries can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products.

The CYCLICAL industries can be significantly affected by general economic trends, including employment, economic growth and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in cyclical industries can adversely affect those industries. Furthermore, a company in the cyclical industries can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The DEFENSE AND AEROSPACE industry can be significantly affected by government defense and aerospace regulation and spending policies because companies involved in the defense and aerospace industry rely to a large extent on U.S. (and other) government demand for their products and services. Defense spending is currently under pressure from efforts to control the U.S. budget deficit.

The DEVELOPING COMMUNICATIONS industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, and rapid obsolescence.

The ELECTRONICS industry can be significantly affected by rapid obsolescence, intense competition and global demand.

The ENERGY industry can be significantly affected by fluctuations in price and supply of energy fuels caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other government regulations.

The ENERGY SERVICE industry can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions.

The ENVIRONMENTAL SERVICES industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies for both commercial and governmental generators of waste materials as well as specific expenditures designated for remedial cleanup efforts. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service or to agree to restrictions on their operations. In addition, hazardous materials involved in environmental services present significant liability risk.

The FINANCIAL SERVICES industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

The FOOD AND AGRICULTURE industry can be significantly affected by demographic and product trends, food fads, marketing campaigns, and environmental factors. In the United States, the agricultural products industry is subject to regulation by numerous federal and state government agencies.

The GOLD industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metal mining securities can be subject to substantial fluctuations over short periods of time. Because much of the world's gold reserves are located in South Africa, the social and economic conditions there and in neighboring countries can affect gold and gold-related companies located in South Africa and worldwide.

The HEALTH CARE industries are subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete.

The HOME FINANCE industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions, in response to a high failure rate, have mandated higher capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home finance. Change continues in the origination, packaging, selling, holding, and insuring of home finance products.

The INDUSTRIAL EQUIPMENT industry can be significantly affected by overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and foreign competition. The industrial equipment industry can also be significantly affected by economic cycles, technical obsolescence, labor relations, and government regulations.

The INDUSTRIAL MATERIALS industry can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, which leads to commodity price declines and unit price reductions. Companies in the industry can also be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

The INSURANCE industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

The LEISURE industry can be significantly affected by changing consumer tastes and intense competition. The industry has reacted strongly to technological developments and to the threat of government regulation.

The MEDICAL DELIVERY industry is subject to extensive government regulation, and can be significantly affected by government reimbursement for medical expenses. Federal and state governments provide a substantial percentage of revenues to health care service providers via Medicare and Medicaid. The industry can also be significantly affected by rising costs of medical products and services, a shift away from traditional health insurance toward health maintenance organizations, and increased emphasis on outpatient services.

The MEDICAL EQUIPMENT AND SYSTEMS industry can be significantly affected by patent considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.

The MULTIMEDIA industry can be significantly affected by the federal deregulation of cable and broadcasting, competitive pressures, and government regulation, including regulation of the concentration of investment in AM, FM, or TV stations.

The NATURAL GAS industry is subject to changes in price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other domestic and foreign government regulations.

The NATURAL RESOURCES industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations.

The PAPER AND FOREST PRODUCTS industry can be significantly affected by the health of the economy, worldwide production capacity, and interest rates, which may affect product pricing, costs and operating margins. These variables can also affect the level of industry and consumer capital spending for paper and forest products.

The PRECIOUS METALS AND MINERALS industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of precious metal mining securities can be subject to substantial fluctuations over short periods of time. Because much of the world's gold reserves are located in South Africa, the social and economic conditions there and in neighboring countries can affect gold and gold-related companies located in South Africa and worldwide.

The REGIONAL BANKINg industry can be significantly affected by legislation currently being considered that would reduce the separation between commercial and investment banking businesses and could change the laws governing capitalization and the savings and loan industry. The services offered by banks could expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between regional banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks. In addition, general economic conditions are important to regional banks which face exposure to credit losses and are significantly affected by changes in interest rates.

The RETAIL industry can be significantly affected by consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes.

The SOFTWARE AND COMPUTER SERVICES industry can be significantly affected by competitive pressures. For example, an increasing number of companies and new product offerings can lead to aggressive pricing and slower selling cycles.

The TECHNOLOGY industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

The TELECOMMUNICATIONS industry, particularly telephone operating companies, is subject to both federal and state government regulations of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share.

The TRANSPORTATION industry can be significantly affected by changes in the economy, fuel prices, labor relations, and insurance costs. The trend in the United States has been to deregulate the transportation industry, which could have a favorable long-term effect, but future government decisions may adversely affect transportation companies.

The UTILITIES industries can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel, and natural resource conservation.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets or financial resources.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE MONEY MARKET FUND

INVESTMENT OBJECTIVE

MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund. FMR invests at least 80% of the fund's assets in money market instruments.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Taxable money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. While the fund will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, the fund may incur losses regardless of the insurance.

The following factors may significantly affect the fund's performance:

INTEREST RATE CHANGES. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

FOREIGN EXPOSURE. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

AIR TRANSPORTATION PORTFOLIO invests primarily in companies engaged in the regional, national and international movement of passengers, mail, and freight via aircraft.

AUTOMOTIVE PORTFOLIO invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.

BIOTECHNOLOGY PORTFOLIO invests primarily in companies engaged in the research, development, and manufacture of various biotechnological products, services and processes.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO invests primarily in companies that provide business-related services to companies and other organizations.

CHEMICALS PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.

COMPUTERS PORTFOLIO invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry.

CONSTRUCTION AND HOUSING PORTFOLIO invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries.

CONSUMER INDUSTRIES PORTFOLIO invests primarily in companies engaged in the manufacture and distribution of goods to consumers both domestically and internationally.

CYCLICAL INDUSTRIES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries.

DEFENSE AND AEROSPACE PORTFOLIO invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.

DEVELOPING COMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture or sale of emerging communications services or equipment.

ELECTRONICS PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.

ENERGY PORTFOLIO invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

ENERGY SERVICE PORTFOLIO invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

ENVIRONMENTAL SERVICES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.

FINANCIAL SERVICES PORTFOLIO invests primarily in companies that provide financial services to consumers and industry.

FOOD AND AGRICULTURE PORTFOLIO invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies.

GOLD PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.

HEALTH CARE PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.

HOME FINANCE PORTFOLIO invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans.

INDUSTRIAL EQUIPMENT PORTFOLIO invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers and subcontractors.

INDUSTRIAL MATERIALS PORTFOLIO invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector.

INSURANCE PORTFOLIO invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.

LEISURE PORTFOLIO invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.

MEDICAL DELIVERY PORTFOLIO invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO invests primarily in companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.

MULTIMEDIA PORTFOLIO invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.

NATURAL GAS PORTFOLIO invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.

NATURAL RESOURCES PORTFOLIO invests primarily in companies that own or develop natural resources, or supply goods and services to such companies.

PAPER AND FOREST PRODUCTS PORTFOLIO invests primarily in companies engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials (such as lumber and paneling products), and other products related to the paper and forest products industry.

PRECIOUS METALS AND MINERALS PORTFOLIO invests primarily in companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals and minerals.

REGIONAL BANKS PORTFOLIO invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

RETAILING PORTFOLIO invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.

TECHNOLOGY PORTFOLIO invests primarily in companies which FMR believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

TELECOMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

TRANSPORTATION PORTFOLIO invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.

UTILITIES GROWTH PORTFOLIO invests primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.

MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity, by investing in a broad range of high quality money market instruments.

EACH STOCK FUND seeks capital appreciation.

With the exception of Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources, each stock fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for Gold and Precious Metals and Minerals, in certain precious metals. For each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources), FMR does not place any emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value. When FMR considers it appropriate for defensive purposes, each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources) may temporarily invest substantially in investment-grade debt securities.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each stock fund's NAV as of each hour, from 10:00 a.m. to the close of business of the NYSE, normally 4:00 p.m. Eastern time. On days when the NYSE closes early, Fidelity will calculate the last NAV for the stock funds as of the close of the NYSE. In addition, Fidelity will not calculate a stock fund's NAV if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Fidelity normally calculates the money market fund's NAV as of the close of the NYSE, normally 4:00 p.m. Eastern time. However, the money market fund's NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Each fund's assets are valued as of these times for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The money market fund's assets are valued on the basis of amortized cost.

Each stock fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION

BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's Web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically by phone, use TouchTone Xpress(registered trademark), 1-800-544-5555.

(small solid bullet) For exchanges and redemptions, 1-800-544-7777.

(small solid bullet) For account assistance, 1-800-544-6666.

(small solid bullet) For mutual fund and retirement information, 1-800-544-8888.

(small solid bullet) For brokerage information, 1-800-544-7272.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m.-9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS

Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS

Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT

FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT

FOR TAX-ADVANTAGED RETIREMENT SAVINGS

(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

(solid bullet) ROTH IRAS

(solid bullet) ROLLOVER IRAS

(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS

(solid bullet) KEOGH PLANS

(solid bullet) SIMPLE IRAS

(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)

(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)

(solid bullet) 403(B) CUSTODIAL ACCOUNTS

(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST

FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

(small solid bullet) If you do not specify a particular stock fund, your investment will be made in the money market fund until Fidelity receives instructions in proper form from you.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                        $2,500
For certain Fidelity retirement accountsA $500
TO ADD TO AN ACCOUNT                      $250
Through regular investment plans          $100
MINIMUM BALANCE                           $2,000
For certain Fidelity retirement accountsA $500

A FIDELITY TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory Services SM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-7777         TO OPEN AN ACCOUNT

                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT

                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Exchange
                             from another Fidelity fund.

                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT

P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.

                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT

                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT

                             (small solid bullet) Call
                             1-800-544-7777 to set up
                             your account and to arrange
                             a wire transaction.

                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.

                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.

                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT

                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT

                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.

                             (small solid bullet) Direct
                             Deposit is not available for
                             Select stock funds.

                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.

SELLING SHARES

The price to sell one share of the money market fund is the fund's NAV. The price to sell one share of each stock fund is the fund's NAV minus the applicable redemption fee (trading fee).

Each stock fund will deduct a trading fee of $7.50 or 0.75%, depending on how long you held your shares, from the redemption amount when you sell your shares. For stock fund shares held 29 days or less, the trading fee is equal to 0.75% of the redemption amount. For stock fund shares held 30 days or more, the trading fee is equal to the lesser of $7.50 or 0.75% of the redemption amount. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining the trading fee. The trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the applicable trading fee.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 30 days;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase. Exchange proceeds are paid from one Select fund to another Select fund or to another Fidelity equity fund in three business days. Exchange proceeds are recorded in your shareholder account when the transaction occurs.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-7777        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET WWW.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA

                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT

                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Call
                            1-800-544-6666 to request one.

                            TRUST

                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION

                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN

                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA

                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT

                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Visit a
                            Fidelity Investor Center to
                            request one. Call
                            1-800-544-9797 for the
                            center nearest you.

                            TRUST

                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION

                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN

                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your stock
                            fund account.

EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) You may pay a $7.50 fee for each exchange out of the stock funds, unless you place your transaction through Fidelity's automated exchange services.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Although there is no limit on the number of exchanges you may make between the Select funds, the funds may enact limitations in the future. Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Select funds to other Fidelity funds per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) Each fund may reject exchange purchases in excess of 1% of its net assets or $1 million, whichever is less.

(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

FIDELITY AUTOMATIC ACCOUNT
BUILDER(registered
trademark) TO MOVE MONEY
FROM YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES

$100                           Monthly or quarterly    (small solid bullet) To set
                                                       up for a new account,
                                                       complete the appropriate
                                                       section on the fund
                                                       application.

                                                       (small solid bullet) To set
                                                       up for existing accounts,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       application.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES

$100                           Every pay period        (small solid bullet) Not
                                                       available for Select stock
                                                       funds.

                                                       (small solid bullet) To set
                                                       up for a new account, check
                                                       the appropriate box on the
                                                       fund application.

                                                       (small solid bullet) To set
                                                       up for an existing account,
                                                       call 1-800-544-6666 or visit
                                                       Fidelity's Web site for an
                                                       authorization form.

                                                       (small solid bullet) To make
                                                       changes you will need a new
                                                       authorization form. Call
                                                       1-800-544-6666 or visit
                                                       Fidelity's Web site to
                                                       obtain one.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY               PROCEDURES

$100                           Monthly, bimonthly,     (small solid bullet) To set
                               quarterly, or annually  up, call 1-800-544-6666
                                                       after both accounts are
                                                       opened.

                                                       (small solid bullet) To make
                                                       changes, call 1-800-544-6666
                                                       at least three business days
                                                       prior to your next scheduled
                                                       exchange date.


PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR STOCK
FUND ACCOUNT TO YOU OR TO
YOUR BANK ACCOUNT.

FREQUENCY                    PROCEDURES

Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

                             (small solid bullet) Because
                             of each fund's front-end
                             sales charge, you may not
                             want to set up a systematic
                             withdrawal program when you
                             are buying shares on a
                             regular basis.

OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE

TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-7777 to add the feature after your account is opened. Call 1-800-544-7777 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE

TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

(small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-7777 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)

TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

CALL 1-800-544-7272 OR VISIT FIDELITY'S WEB SITE FOR MORE INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY ONLINE TRADING

TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

TOUCHTONE XPRESS(registered trademark)

TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the applicable trading fee for the stock funds, on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

Each stock fund normally pays dividends and capital gains distributions in April and December.
Distributions you receive from the money market fund consist primarily of dividends. The money market fund normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

For the money market fund, shares begin to earn dividends on the first business day following the day of purchase.

For the money market fund, shares earn dividends until, but not including, the next business day following the day of redemption.

When you exchange from a stock fund to the money market fund, you will earn dividends the next business day. When you exchange from the money market fund to a stock fund, you will earn dividends until, but not including, the next business day following the day of redemption. Exchange proceeds are paid from one Select fund to another or from a Select fund to a Fidelity equity fund in three business days. As a result, the delay in paying exchange proceeds when exchanging between the money market fund and a stock fund or a Fidelity equity fund could result in a lower or more volatile money market fund yield.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. (stock funds only) Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gains distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income (stock funds only) or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. For the money market fund, if you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your stock fund redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES

FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of April 30, 1998, FMR had approximately $529 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each stock fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each stock fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as sub-adviser for each stock fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each stock fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for the money market fund. FIMM is primarily responsible for choosing investments for the money market fund.

FIMM is an affiliate of FMR. As of May 1, 1998, FIMM had approximately $99 billion in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Ramin Arani is manager of Retailing, which he has managed since
January 1997. Previously, he was an analyst. Mr. Arani joined Fidelity as a research associate in 1992, after receiving his bachelor of arts degree from Tufts University.

James Catudal is manager of Energy Service, which he has managed since January 1998. Mr. Catudal joined Fidelity in 1997 as a research analyst. Previously, he was an equity analyst with State Street
Research & Management. He received an MBA from the Amos Tuck School at Dartmouth College in 1995.

Douglas Chase is manager of Consumer Industries, which he has managed since August 1997. He also manages other Fidelity funds. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan.

Tim Cohen is manager of Insurance, which he has managed since February 1999. Mr. Cohen Joined Fidelity as an analyst in 1996, after receiving an MBA from The Wharton School at the University of Pennsylvania. Previously, he was a senior associate in the business assurance group at Coopers & Lybrand (now PricewaterhouseCoopers LLP), Boston, from 1991 to 1994.

George Domolky is manager of Precious Metals and Minerals and Gold, both of which he has managed since February 1997. Previously, he managed Canada from 1987 to 1996 as well as other Fidelity funds. Mr. Domolky joined Fidelity in 1981, and has worked as an analyst and manager.

Jeff Dorsey is manager of Multimedia and Leisure, which he has managed since December 1997 and January 1998, respectively. Since joining
Fidelity in 1991, Mr. Dorsey has worked as an analyst, senior analyst, corporate strategist and manager.

Noah Eccles is manager of Paper and Forest Products, which he has managed since January 1999. Previously, he worked as an analyst. Mr. Eccles joined Fidelity as a research associate in 1997, after receiving a bachelor of arts degree in economics from Trinity College in 1992 and an MBA from The Wharton School at the University of Pennsylvania in 1997.

Robert Ewing is Manager of Financial Services, which he has managed since January 1998. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Ewing has worked as a research associate, analyst and manager.

Jeffrey Feingold is manager of Defense and Aerospace, which he has managed since November 1998. Mr. Feingold joined Fidelity in 1997 and has worked as an equity analyst following the apparel, textile and footwear industries.

Subra Ghose is manager of Environmental Services, which he has managed since October 1998. Since joining Fidelity in 1995, Mr. Ghose has worked as an analyst following the electric and gas utilities industries. Prior to this, Mr. Ghose received a bachelor of science degree in computer science from Birla Institute of Technology, India, in 1991, and an MBA from Northeastern University in 1996.

Matthew Grech is manager of Electronics, which he has managed since June 1998. Mr. Grech joined Fidelity in 1996 as an equity analyst, after receiving his MBA from the University of Chicago. Previously, he was a mutual fund accountant for Franklin/Templeton, in California, from 1993 to 1994.

Albert Grosman is manager of Automotive, which he has managed since December 1997. Mr. Grosman joined Fidelity in 1996 as an analyst. He received his MBA from Columbia University in 1997. From 1993 to 1995, Mr. Grosman managed investment portfolios on a discretionary basis in Toronto, Canada.

Peter Hirsch is manager of Industrial Materials, which he has managed since September 1998. Mr. Hirsch joined Fidelity in 1995 as a portfolio analyst. He received his Masters in Public and Private
Management (MPPM) at Yale School of Management in 1994 and began his career as an associate at CS First Boston in New York.

Brian Hogan is manager of Construction and Housing, which he has managed since April 1999. Since joining Fidelity in 1994, Mr. Hogan has worked as a fixed income analyst, research analyst and manager. Previously, he worked as an analyst for Conseco Capital Management from 1993 to 1994.

Andrew Kaplan is manager of Developing Communications and Technology, which he has managed since April 1998 and July 1998, respectively. Previously, he managed another Fidelity fund. Mr. Kaplan joined Fidelity as an analyst in 1995. Before that, he was an analyst with T. Rowe Price in 1994 and an associate director of consulting for Edward
S. Gordon Company, in New York City, from 1988 through 1993.

Rajiv Kaul is manager of Biotechnology, which he has managed since June 1998. Since joining Fidelity in 1996, Mr. Kaul has worked as a research associate and equity analyst. He received a bachelor of arts degree in government from Harvard College in 1995.

Yolanda McGettigan is manager of Regional Banks, which she has managed since April 1999. Ms. McGettigan joined Fidelity as an analyst in 1997, after receiving her MBA from the Fuqua School of Business at Duke University. Previously, she was employed as a sales representative for Robinson-Humphrey from 1994 to 1995 and a trader for Cantor Fitzgerald from 1992 to 1994.

Kerry Nelson is manager of Medical Equipment and Systems, which she has managed since April 1998. Since joining Fidelity in 1995, Ms. Nelson has worked as a research associate, analyst and manager. Previously, she was an analyst with Grandview Partners, L.P., in Boston, from 1991 to 1994.

Scott Offen is manager of Food and Agriculture, which he has managed since November 1996. Previously, he managed other Fidelity funds.
Since joining Fidelity in 1985, Mr. Offen has worked as an analyst and manager.

Ted Orenstein is manager of Brokerage and Investment Management, which he has managed since January 1999. Mr. Orenstein joined Fidelity as an analyst in May 1998, after receiving a bachelor's degree in business administration from Babson College in 1994 and an MBA from The Wharton School at the University of Pennsylvania in 1998.

John Porter is manager of Software and Computer Services and Medical Delivery, which he has managed since June 1997 and January 1998, respectively. Previously, he managed another Fidelity fund. Mr. Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago.

Lawrence Rakers is manager of Energy and Natural Resources, which he has managed since January 1997 and March 1997, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993.

Albert Ruback is manager of Cyclical Industries, which he has managed since inception. He also manages another Fidelity fund. Mr. Ruback joined Fidelity as an analyst in 1991, after receiving his MBA from Harvard Business School.

Peter Saperstone is manager of Telecommunications, which he has managed since October 1998. Mr. Saperstone joined Fidelity in 1995 and has worked as an analyst and manager.

Beso Sikharulidze is manager of Health Care, which he has managed since June 1997. He also manages another Fidelity fund. Mr.
Sikharulidze joined Fidelity as an analyst in 1992, after receiving his MBA from Harvard University.

Michael Tarlowe is manager of Business Services and Outsourcing Portfolio, which he has managed since February 1998. Mr. Tarlowe joined Fidelity in 1994 as an analyst, after receiving a bachelor of business administration degree in finance from the University of Michigan.

Michael Tempero is manager of Computers, which he has managed since January 1997. He also manages another Fidelity fund. Mr. Tempero joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Chicago.

Victor Thay is manager of Natural Gas and Home Finance, which he has managed since December 1997 and March 1999, respectively. Mr. Thay joined Fidelity as a research associate in 1995, after receiving undergraduate degrees in political science and business administration from the University of California at Berkeley in 1995.

Simon Wolf is manager of Industrial Equipment, which he has managed since August 1997. Mr. Wolf joined Fidelity in 1996 as a research associate. Previously, he worked for Salomon Brothers as an analyst from 1993 to 1996. Mr. Wolf received a bachelor of science degree in economics from the University of Pennsylvania in 1992.

Dylan Yolles is manager of Chemicals, which he has managed since
January 1999. Mr. Yolles joined Fidelity in 1997 as an equity analyst, after receiving a bachelor of arts degree in 1991 and an MBA in 1997, both from Stanford University.

Jonathan Zang is manager of Utilities Growth, which he has managed since July 1998. Mr. Zang joined Fidelity in 1997 as an equity analyst, after receiving his MBA from the University of Chicago in 1997. Previously, he was an investment officer with Hawaiian Trust Company, in Honolulu, from 1992 to 1995.

Chris Zepf is Manager of Transportation and Air Transportation, which he has managed since September 1998 and October 1998, respectively. Mr. Zepf joined Fidelity in 1997 and has worked as an analyst and manager.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR.

The management fee is calculated and paid to FMR every month. For the stock funds, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

For the money market fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the month, and then adding an income-based fee.

The income-based fee is 6% of the fund's monthly gross income in excess of an annualized 5% yield, but it cannot rise above an annual rate of 0.24% of the fund's average net assets throughout that month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for each stock fund or 0.37% for the money market fund, and it drops as total assets under management increase.

For February 1999, the group fee rate was 0.2843% for each stock fund and the group fee rate was 0.1312% for the money market fund. The individual fund fee rate is 0.30% for each stock fund and 0.03% for the money market fund.

The total management fee for the fiscal year ended February 28, 1999 for each fund, as a percentage of each fund's average net assets, is shown in the table below.

Fund                          Management Fees

Air Transportation               0.58%

Automotive                       0.59%

Biotechnology                    0.59%

Brokerage and Investment         0.59%
Management

Business Services and            0.59%
Outsourcing

Chemicals                        0.59%

Computers                        0.60%

Construction and Housing         0.59%

Consumer Industries              0.59%

Cyclical Industries              0.59%

Defense and Aerospace            0.58%

Developing Communications        0.60%

Electronics                      0.59%

Energy                           0.59%

Energy Service                   0.59%

Environmental Services           0.59%

Financial Services               0.59%

Food and Agriculture             0.59%

Gold                             0.59%

Health Care                      0.59%

Home Finance                     0.58%

Industrial Equipment             0.59%

Industrial Materials             0.59%

Insurance                        0.59%

Leisure                          0.59%

Medical Delivery                 0.59%

Medical Equipment and SystemsA   0.60%

Multimedia                       0.59%

Fund                          Management Fees

Natural Gas                      0.59%

Natural Resources                0.59%

Paper and Forest Products        0.59%

Precious Metals and Minerals     0.59%

Regional Banks                   0.59%

Retailing                        0.59%

Software and Computer Services   0.59%

Technology                       0.60%

Telecommunications               0.59%

Transportation                   0.58%

Utilities Growth                 0.59%

Money Market                     0.20%

A ANNUALIZED

FMR pays FIMM, FMR U.K. and FMR Far East for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.

As of February 28, 1999, approximately 38.73% of Cyclical Industries' total outstanding shares were held by an FMR affiliate.

FUND DISTRIBUTION

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares.

FDC collects the sales charge.

Each fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    Sales Charge

Ranges              As a % of offering price  As an approximate % of net
                                              amount invested

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 or more  none                      none

FDC may pay a portion of sales charge proceeds to securities dealers who have sold a fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.

1. By exchange from another Fidelity fund.

2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.

3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.

A fund's sales charge will not apply:

1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.

2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).

3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.

4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).

5. If you are an investor participating in the Fidelity Trust
Portfolios program.

6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.

7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.

8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.

9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page .

More detailed information about waivers (1), (2) and (5) is contained in the Statement of Additional Information (SAI). A representative of your plan or organization should call Fidelity for more information.

To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To receive sales concessions and waivers, qualified recipients must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds or to buy shares of the funds to any person to whom it is unlawful to make such offer.

APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial history for the past 5 years (past 2 years for Business Services and Outsourcing, Cyclical Industries and Natural Resources, and past year for Medical Equipment and Systems). Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in the funds' Annual Report. A free copy of the Annual Report is available upon request.

AIR TRANSPORTATION

Years ended February 28,         1999      1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 26.86   $ 17.72    $ 21.11    $ 13.93   $ 17.12
period

Income from Investment
Operations

 Net investment income (loss)     (.14)     (.19)      (.22)      (.01)     (.18)
C

 Net realized and unrealized      1.06      10.59      (3.12)     7.47      (2.01)
gain (loss)

 Total from investment            .92       10.40      (3.34)     7.46      (2.19)
operations

Less Distributions

 From net realized gain           (.21)     (1.43)     (.07)      (.46)     (.92)

 In excess of net realized        -         -          (.20)      -         (.17)
gain

 Total distributions              (.21)     (1.43)     (.27)      (.46)     (1.09)

Redemption fees added to paid     .19       .17        .22        .18       .09
in capital

Net asset value, end of period   $ 27.76   $ 26.86    $ 17.72    $ 21.11   $ 13.93

TOTAL RETURN A, B                 4.11%     61.10%     (15.06)%   54.91%    (12.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 65,949  $ 181,185  $ 35,958   $ 75,359  $ 18,633
(000 omitted)

Ratio of expenses to average      1.35%     1.93%      1.89%      1.47%     2.50% D
net assets

Ratio of expenses to average      1.27% E   1.87% E    1.80% E    1.41% E   2.50%
net assets after expense
reductions

Ratio of net investment           (.50)%    (.84)%     (1.10)%    (.07)%    (1.31)%
income (loss) to average net
assets

Portfolio turnover rate           260%      294%       469%       504%      200%


A  THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.

AUTOMOTIVE

Years ended February 28,         1999      1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.50   $ 25.38   $ 21.85   $ 19.84   $ 25.48
period

Income from Investment
Operations

 Net investment income C          .03       .05       .13       .03       .08

 Net realized and unrealized      (2.09)    5.21      4.28      1.95      (3.46)
gain (loss)

 Total from investment            (2.06)    5.26      4.41      1.98      (3.38)
operations

Less Distributions

 From net investment income       (.01)     (.08)     (.17)     -         (.05)

 From net realized gain           (2.17)    (3.09)    (.75)     -         (2.26)

 Total distributions              (2.18)    (3.17)    (.92)     -         (2.31)

Redemption fees added to paid     .02       .03       .04       .03       .05
in capital

Net asset value, end of period   $ 23.28   $ 27.50   $ 25.38   $ 21.85   $ 19.84

TOTAL RETURN A, B                 (8.52)%   22.78%    20.60%    10.13%    (12.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,541  $ 32,489  $ 86,347  $ 55,753  $ 60,075
(000 omitted)

Ratio of expenses to average      1.45%     1.60%     1.56%     1.81%     1.82%
net assets

Ratio of expenses to average      1.41% D   1.56% D   1.52% D   1.80% D   1.80% D
net assets after expense
reductions

Ratio of net investment           .11%      .17%      .54%      .13%      .34%
income to average net assets

Portfolio turnover rate           96%       153%      175%      61%       63%

A  THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B  TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C  NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


BIOTECHNOLOGY

Years ended February 28,         1999       1998       1997       1996 F       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.52    $ 34.24    $ 36.60    $ 25.30      $ 27.61
period

Income from Investment
Operations

 Net investment income (loss)     (.26)      (.27)      (.20)      .11          (.06)
C

 Net realized and unrealized      9.15       5.20       1.89       11.21        (2.26)
gain (loss)

 Total from investment            8.89       4.93       1.69       11.32        (2.32)
operations

Less Distributions

 From net investment income       -          -          (.03)      (.07)        -

 From net realized gain           (2.09)     (4.71)     (4.06)     -            -

 Total distributions              (2.09)     (4.71)     (4.09)     (.07)        -

Redemption fees added to paid     .03        .06        .04        .05          .01
in capital

Net asset value, end of period   $ 41.35    $ 34.52    $ 34.24    $ 36.60      $ 25.30

TOTAL RETURN A, B                 27.13%     16.11%     5.85%      44.97%       (8.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 741,530  $ 579,542  $ 674,902  $ 1,096,864  $ 448,197
(000 omitted)

Ratio of expenses to average      1.34%      1.49%      1.57%      1.44% D      1.59%
net assets

Ratio of expenses to average      1.30% E    1.47% E    1.56% E    1.43% E      1.59%
net assets after expense
reductions

Ratio of net investment           (.75)%     (.81)%     (.59)%     .35%         (.27)%
income (loss) to average net
assets

Portfolio turnover rate           86%        162%       41%        67%          77%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


BROKERAGE AND INVESTMENT MANAGEMENT

Years ended February 28,         1999       1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 39.78    $ 25.76    $ 18.49    $ 15.51   $ 17.75
period

Income from Investment
Operations

 Net investment income (loss)     .10        .16        .08        .09       (.03)
C

 Net realized and unrealized      1.72       14.46      7.80       4.29      (2.25)
gain (loss)

 Total from investment            1.82       14.62      7.88       4.38      (2.28)
operations

Less Distributions

 From net investment income       (.01)      (.09)      (.06)      (.04)     -

 From net realized gain           (.52)      (.61)      (.65)      (1.09)    -

 In excess of net realized        -          -          -          (.35)     -
gain

 Total distributions              (.53)      (.70)      (.71)      (1.48)    -

Redemption fees added to paid     .09        .10        .10        .08       .04
in capital

Net asset value, end of period   $ 41.16    $ 39.78    $ 25.76    $ 18.49   $ 15.51

TOTAL RETURN A, B                 4.76%      57.56%     44.27%     29.85%    (12.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 482,525  $ 676,067  $ 458,787  $ 38,382  $ 27,346
(000 omitted)

Ratio of expenses to average      1.26%      1.33%      1.94%      1.64% D   2.54% D
net assets

Ratio of expenses to average      1.24% E    1.29% E    1.93% E    1.61% E   2.54%
net assets after expense
reductions

Ratio of net investment           .26%       .49%       .37%       .50%      (.20)%
income (loss) to average net
assets

Portfolio turnover rate           59%        100%       16%        166%      139%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE .

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


BUSINESS SERVICES AND OUTSOURCING

Years ended February 28,         1999       1998E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.89    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.11)      -
D

 Net realized and unrealized      2.92       .89
gain (loss)

 Total from investment            2.81       .89
operations

Less Distributions

 From net realized gain           (.16)      -

Redemption fees added to paid     .03        -
in capital

Net asset value, end of period   $ 13.57    $ 10.89

TOTAL RETURN  B, C                26.23%     8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,123   $ 15,915
(000 omitted)

Ratio of expenses to average      1.66%      2.50% A, F
net assets

Ratio of expenses to average      1.64%  G   2.50% A
net assets after expense
reductions

Ratio of net investment           (.91)%     (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           115%       36% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD FEBRUARY 4,
1998 (COMMENCEMENT OF
OPERATIONS) TO FEBRUARY 28,
1998.

F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

CHEMICALS

Years ended February 28,         1999       1998      1997       1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 45.90    $ 42.53   $ 39.53    $ 33.91   $ 31.66
period

Income from Investment
Operations

 Net investment income (loss)     .17        (.02)     .28        .01       .36
 C

 Net realized and unrealized      (10.77)    7.88      5.49       8.89      2.65
gain (loss)

 Total from investment            (10.60)    7.86      5.77       8.90      3.01
operations

Less Distributions

 From net investment income       (.05)      -         (.12)      (.08)     (.22)

 From net realized gain           (3.52)     (4.54)    (2.74)     (3.22)    (.60)

 In excess of net realized        (0.68)     -         -          -         -
gain

 Total distributions              (4.25)     (4.54)    (2.86)     (3.30)    (.82)

Redemption fees added to paid     .05        .05       .09        .02       .06
in capital

Net asset value, end of period   $ 31.10    $ 45.90   $ 42.53    $ 39.53   $ 33.91

TOTAL RETURN A, B                 (23.66)%   19.47%    15.06%     27.48%    9.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,862   $ 69,349  $ 111,409  $ 89,230  $ 97,511
(000 omitted)

Ratio of expenses to average      1.58%      1.68%     1.83%      1.99%     1.52%
net assets

Ratio of expenses to average      1.51% D    1.67% D   1.81% D    1.97% D   1.51% D
net assets after expense
reductions

Ratio of net investment           .44%       (.05)%    .67%       .04%      1.07%
income (loss) to average net
assets

Portfolio turnover rate           141%       31%       207%       87%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


COMPUTERS

Years ended February 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.08      $ 48.25    $ 41.03    $ 30.67    $ 27.02
period

Income from Investment
Operations

 Net investment income (loss)     (.29)        (.32)      (.36)      (.23)      (.31)
C

 Net realized and unrealized      27.39        6.42       9.94       16.10      3.68
gain (loss)

 Total from investment            27.10        6.10       9.58       15.87      3.37
operations

Less Distributions

 From net realized gain           -            (10.64)    (2.47)     (5.61)     -

 In excess of net realized        -            (2.75)     -          -          -
gain

 Total distributions              -            (13.39)    (2.47)     (5.61)     -

Redemption fees added to paid     .19          .12        .11        .10        .28
in capital

Net asset value, end of period   $ 68.37      $ 41.08    $ 48.25    $ 41.03    $ 30.67

TOTAL RETURN A, B                 66.43%       20.33%     23.97%     52.79%     13.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,831,435  $ 785,465  $ 604,286  $ 527,337  $ 215,014
(000 omitted)

Ratio of expenses to average      1.25%        1.40%      1.48%      1.40%      1.71%
net assets

Ratio of expenses to average      1.23% D      1.34% D    1.44% D    1.38% D    1.69% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.67)%     (.83)%     (.56)%     (1.12)%
income (loss) to average net
assets

Portfolio turnover rate           133%         333%       255%       129%       189%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


CONSTRUCTION AND HOUSING

Years ended February 28,         1999      1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.63   $ 22.00   $ 19.56   $ 16.79   $ 19.82
period

Income from Investment
Operations

 Net investment income (loss)     (.06)     (.25)     .06       .07       (.02)
C

 Net realized and unrealized      (.53)     7.67      3.38      3.55      (2.50)
gain (loss)

 Total from investment            (.59)     7.42      3.44      3.62      (2.52)
operations

Less Distributions

 From net investment income       -         (.02)     (.02)     (.07)     -

 From net realized gain           (.06)     (3.87)    (1.03)    (.81)     (.52)

 Total distributions              (.06)     (3.89)    (1.05)    (.88)     (.52)

Redemption fees added to paid     .04       .10       .05       .03       .01
in capital

Net asset value, end of period   $ 25.02   $ 25.63   $ 22.00   $ 19.56   $ 16.79

TOTAL RETURN A, B                 (2.16)%   40.04%    18.64%    21.77%    (12.54)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,652  $ 57,484  $ 30,581  $ 42,668  $ 16,863
(000 omitted)

Ratio of expenses to average      1.43%     2.50% D   1.41%     1.43%     1.76%
net assets

Ratio of expenses to average      1.37% E   2.43% E   1.35% E   1.40% E   1.74% E
net assets after expense
reductions

Ratio of net investment           (.23)%    (1.10)%   .27%      .39%      (.11)%
income (loss) to average net
assets

Portfolio turnover rate           226%      404%      270%      139%      45%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSED DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


CONSUMER INDUSTRIES

Years ended February 28,         1999      1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.31   $ 20.66   $ 17.84   $ 13.91   $ 15.24
period

Income from Investment
Operations

 Net investment income (loss)     (.04)     (.22)     (.22)     .08       (.15)
C

 Net realized and unrealized      5.41      8.34      2.93      3.97      (.60)
gain (loss)

 Total from investment            5.37      8.12      2.71      4.05      (.75)
operations

Less Distributions

 From net investment income       -         -         -         (.02)     -

 From net realized gain           (.90)     (1.52)    -         (.01)     (.60)

 In excess of net realized        -         -         -         (.20)     -
gain

 Total distributions              (.90)     (1.52)    -         (.23)     (.60)

Redemption fees added to paid     .03       .05       .11       .11       .02
in capital

Net asset value, end of period   $ 31.81   $ 27.31   $ 20.66   $ 17.84   $ 13.91

TOTAL RETURN A, B                 20.18%    40.36%    15.81%    30.01%    (4.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,244  $ 72,152  $ 18,392  $ 22,362  $ 20,501
(000 omitted)

Ratio of expenses to average      1.34%     2.01%     2.49%     1.53% D   2.49% D
net assets

Ratio of expenses to average      1.32% E   1.97% E   2.44% E   1.48% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.15)%    (.90)%    (1.13)%   .46%      (1.08)%
income (loss) to average net
assets

Portfolio turnover rate           150%      199%      340%      601%      190%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.

CYCLICAL INDUSTRIES

Years ended February 28,       1999      1998 F

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 12.07   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)   (.13)     (.11)
D

 Net realized and unrealized    (.49)     2.59
gain (loss)

 Total from investment          (.62)     2.48
operations

Less Distributions

 From net realized gain         (.09)     (.46)

 Redemption fees added to       .03       .05
paid in capital

 Net asset value, end of       $ 11.39   $ 12.07
period

TOTAL RETURN B, C               (4.96)%   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 3,087   $ 3,965
(000 omitted)

Ratio of expenses to average    2.50% E   2.50% A, E
net assets

Ratio of expenses to average    2.49% G   2.50% A
net assets after expense
reductions

Ratio of net investment         (1.09)%   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate         103%      140% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF
OPERATIONS) TO FEBRUARY 28,
1998.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

DEFENSE AND AEROSPACE

Years ended February 28,         1999      1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 37.57   $ 28.94    $ 26.97   $ 19.64   $ 19.14
period

Income from Investment
Operations

 Net investment income (loss)     (.19)     (.29)      (.11)     (.05)     (.06)
D

 Net realized and unrealized      (3.61)    11.84      4.18      9.09      .70
gain (loss)

 Total from investment            (3.80)    11.55      4.07      9.04      .64
operations

Less Distributions

 From net realized gain           -         (3.04)     (2.17)    (1.82)    (.27)

Redemption fees added to paid     .08       .12        .07       .11       .13
in capital

Net asset value, end of period   $ 33.85   $ 37.57    $ 28.94   $ 26.97   $ 19.64

TOTAL RETURN A, B                 (9.90)%   42.68%     15.87%    47.40%    4.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,497  $ 101,805  $ 68,803  $ 26,648  $ 4,985
(000 omitted)

Ratio of expenses to average      1.48%     1.77%      1.84%     1.77% C   2.49% C
net assets

Ratio of expenses to average      1.42% E   1.71% E    1.81% E   1.75% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.53)%    (.85)%     (.39)%    (.20)%    (.32)%
income (loss) to average net
assets

Portfolio turnover rate           221%      311%       219%      267%      146%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


DEVELOPING COMMUNICATIONS

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.14    $ 19.68    $ 19.42    $ 20.40    $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     (.16)      (.18)      (.18)      (.17)      (.16)
C

 Net realized and unrealized      12.72      4.95       .42        4.17       2.55
gain (loss)

 Total from investment            12.56      4.77       .24        4.00       2.39
operations

Less Distributions

 From net realized gain           (.07)      (4.35)     -          (5.00)     (1.67)

Redemption fees added to paid     .09        .04        .02        .02        .03
in capital

Net asset value, end of period   $ 32.72    $ 20.14    $ 19.68    $ 19.42    $ 20.40

TOTAL RETURN A, B                 63.01%     28.17%     1.34%      21.84%     13.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 612,061  $ 238,356  $ 220,360  $ 333,185  $ 254,426
(000 omitted)

Ratio of expenses to average      1.38%      1.61%      1.64%      1.53%      1.58%
net assets

Ratio of expenses to average      1.34% D    1.55% D    1.62% D    1.51% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.64)%     (.82)%     (.86)%     (.78)%     (.83)%
income (loss) to average net
assets

Portfolio turnover rate           299%       383%       202%       249%       266%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


ELECTRONICS

Years ended February 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.99      $ 37.95      $ 28.18      $ 19.80      $ 17.67
period

Income from Investment
Operations

 Net investment income (loss)     (.23)        (.17)        (.17)        (.08)        (.18)
C

 Net realized and unrealized      12.53        7.32         9.80         13.51        2.11
gain (loss)

 Total from investment            12.30        7.15         9.63         13.43        1.93
operations

Less Distributions

 From net realized gain           -            (7.60)       -            (5.25)       -

 In excess of net realized        -            (2.60)       -            -            -
gain

 Total distributions              -            (10.20)      -            (5.25)       -

Redemption fees added to paid     .05          .09          .14          .20          .20
in capital

Net asset value, end of period   $ 47.34      $ 34.99      $ 37.95      $ 28.18      $ 19.80

TOTAL RETURN A, B                 35.30%       24.15%       34.67%       72.75%       12.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,885,548  $ 2,668,750  $ 1,744,017  $ 1,133,362  $ 216,433
(000 omitted)

Ratio of expenses to average      1.18%        1.18%        1.33%        1.25%        1.72%
net assets

Ratio of expenses to average      1.15% D      1.12% D      1.29% D      1.22% D      1.71% D
net assets after expense
reductions

Ratio of net investment           (.62)%       (.42)%       (.54)%       (.28)%       (.98)%
income (loss) to average net
assets

Portfolio turnover rate           160%         435%         341%         366%         205%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

ENERGY

Years ended February 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 21.20    $ 21.31    $ 18.97    $ 16.10    $ 16.73
period

Income from Investment
Operations

 Net investment income C          .13        .11        .13        .18        .07

 Net realized and unrealized      (4.71)     3.93       3.59       3.13       (.11)
gain (loss)

 Total from investment            (4.58)     4.04       3.72       3.31       (.04)
operations

Less Distributions

 From net investment income       (.02) E    (.09)      (.13)      (.11)      (.08)

 From net realized gain           (.40)E     (4.09)     (1.31)     (.36)      (.54)

 Total distributions              (.42)      (4.18)     (1.44)     (.47)      (.62)

Redemption fees added to paid     .03        .03        .06        .03        .03
in capital

Net asset value, end of period   $ 16.23    $ 21.20    $ 21.31    $ 18.97    $ 16.10

TOTAL RETURN A, B                 (22.00)%   20.40%     20.35%     20.92%     .04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 120,004  $ 147,023  $ 203,265  $ 119,676  $ 96,023
(000 omitted)

Ratio of expenses to average      1.46%      1.58%      1.57%      1.63%      1.85%
net assets

Ratio of expenses to average      1.42% D    1.53% D    1.55% D    1.63%      1.85%
net assets after expense
reductions

Ratio of net investment           .68%       .47%       .62%       1.04%      .42%
income to average net assets

Portfolio turnover rate           138%       115%       87%        97%        106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E AMOUNTS SHOWN REFLECT SOME
RECLASSIFICATION RELATED TO
BOOK TO TAX DIFFERENCES.

F FOR THE YEAR ENDED FEBRUARY
29.


ENERGY SERVICE

Years ended February 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.02    $ 20.46    $ 16.09    $ 11.97    $ 11.66
period

Income from Investment
Operations

 Net investment income (loss)     (.10)      (.10)      (.01)      .08 D      .02
C

 Net realized and unrealized      (13.26)    9.36       5.05       4.49       .67
gain (loss)

 Total from investment            (13.36)    9.26       5.04       4.57       .69
operations

Less Distributions

 From net investment income       -          -          -          (.04)      (.01)

 In excess of net investment      -          -          -          -          (.01)
income

 From net realized gain           (1.71)     (1.85)     (.79)      (.48)      (.35)

 In excess of net realized        -          -          -          -          (.13)
gain

 Total distributions              (1.71)     (1.85)     (.79)      (.52)      (.50)

Redemption fees added to paid     .14        .15        .12        .07        .12
in capital

Net asset value, end of period   $ 13.09    $ 28.02    $ 20.46    $ 16.09    $ 11.97

TOTAL RETURN A, B                 (50.57)%   48.43%     32.26%     39.15%     7.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 366,896  $ 919,002  $ 439,504  $ 273,805  $ 63,794
(000 omitted)

Ratio of expenses to average      1.39%      1.25%      1.47%      1.59%      1.81%
net assets

Ratio of expenses to average      1.35% E    1.22% E    1.45% E    1.58% E    1.79% E
net assets after expense
reductions

Ratio of net investment           (.49)%     (.35)%     (.07)%     .60%       .19%
income (loss) to average net
assets

Portfolio turnover rate           75%        78%        167%       223%       209%


A THE TOTALS RETURN WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.

ENVIRONMENTAL SERVICES

Years ended February 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.46    $ 14.50   $ 12.42   $ 10.27   $ 11.93
period

Income from Investment
Operations

 Net investment income (loss)     (.18)      (.13)     (.08)     (.17)     (.14)
c

 Net realized and unrealized      (3.50)     2.07      2.04      2.95      (1.53)
gain (loss)

 Total from investment            (3.68)     1.94      1.96      2.78      (1.67)
operations

Less Distributions

 From net realized gain           -          -         -         (.65)     -

 In excess of net realized        (.03)      -         (.02)     -         -
gain

 Total distributions              (.03)      -         (.02)     (.65)     -

Redemption fees added to paid     .02        .02       .14       .02       .01
in capital

Net asset value, end of period   $ 12.77    $ 16.46   $ 14.50   $ 12.42   $ 10.27

TOTAL RETURN A, b                 (22.23)%   13.52%    16.93%    27.49%    (13.91)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,534   $ 25,183  $ 32,525  $ 27,587  $ 31,270
(000 omitted)

Ratio of expenses to average      2.20%      2.23%     2.18%     2.36%     2.04%
net assets

Ratio of expenses to average      2.16% d    2.22% d   2.11% d   2.32% d   2.01% d
net assets after expense
reductions

Ratio of net investment           (1.23)%    (.84)%    (.59)%    (1.43)%   (1.32)%
income (loss) to average net
assets

Portfolio turnover rate           123%       59%       252%      138%      82%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


FINANCIAL SERVICES

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 103.28   $ 82.94    $ 65.70    $ 48.23    $ 51.24
period

Income from Investment
Operations

 Net investment income C          .56        .70        .74        1.03       .76

 Net realized and unrealized      7.88       30.65      21.55      17.56      .87
gain (loss)

 Total from investment            8.44       31.35      22.29      18.59      1.63
operations

Less Distributions

 From net investment income       (.19)      (.64)      (.63)      (.37)      (.79)

 From net realized gain           (10.81)    (10.51)    (4.56)     (.91)      (3.93)

 Total distributions              (11.00)    (11.15)    (5.19)     (1.28)     (4.72)

Redemption fees added to paid     .10        .14        .14        .16        .08
in capital

Net asset value, end of period   $ 100.82   $ 103.28   $ 82.94    $ 65.70    $ 48.23

TOTAL RETURN A, B                 8.42%      41.08%     35.54%     39.05%     4.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 547,000  $ 604,908  $ 426,424  $ 270,466  $ 153,089
(000 omitted)

Ratio of expenses to average      1.20%      1.31%      1.45%      1.42%      1.56%
net assets

Ratio of expenses to average      1.18% D    1.29% D    1.43% D    1.41% D    1.54% D
net assets after expense
reductions

Ratio of net investment           .58%       .78%       1.03%      1.78%      1.52%
income to average net assets

Portfolio turnover rate           60%        84%        80%        125%       107%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

FOOD AND AGRICULTURE

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 48.81    $ 44.53    $ 42.15    $ 32.53    $ 31.49
period

Income from Investment
Operations

 Net investment income C          .21        .33        .42        .37        .15

 Net realized and unrealized      3.50       9.22       4.91       11.61      2.80
gain (loss)

 Total from investment            3.71       9.55       5.33       11.98      2.95
operations

Less Distributions

 From net investment income       (.16)      (.37)      (.24)      (.20)      (.08)

 From net realized gain           (5.47)     (4.95)     (2.77)     (2.20)     (1.85)

 Total distributions              (5.63)     (5.32)     (3.01)     (2.40)     (1.93)

Redemption fees added to paid     .03        .05        .06        .04        .02
in capital

Net asset value, end of period   $ 46.92    $ 48.81    $ 44.53    $ 42.15    $ 32.53

TOTAL RETURN A, B                 7.83%      23.58%     13.59%     37.92%     10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 206,007  $ 250,567  $ 223,423  $ 301,102  $ 197,130
(000 omitted)

Ratio of expenses to average      1.31%      1.49%      1.52%      1.43%      1.70%
net assets

Ratio of expenses to average      1.29% D    1.48% D    1.50% D    1.42% D    1.68% D
net assets after expense
reductions

Ratio of net investment           .45%       .73%       1.01%      .99%       .49%
income to average net assets

Portfolio turnover rate           68%        74%        91%        124%       126%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


GOLD

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.17    $ 28.21    $ 27.11    $ 18.44    $ 22.66
period

Income from Investment
Operations

 Net investment income (loss)     (.08)      (.13)      (.16)      (.06)      (.05)
C

 Net realized and unrealized      (2.43)     (11.78)    1.60       8.62       (4.25)
gain (loss)

 Total from investment            (2.51)     (11.91)    1.44       8.56       (4.30)
operations

Less Distributions

 From net realized gain           -          (1.29)     (.50)      -          -

Redemption fees added to paid     .13        .16        .16        .11        .08
in capital

Net asset value, end of period   $ 12.79    $ 15.17    $ 28.21    $ 27.11    $ 18.44

TOTAL RETURN A, B                 (15.69)%   (43.15)%   6.10%      47.02%     (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 179,619  $ 219,668  $ 428,103  $ 451,493  $ 278,197
(000 omitted)

Ratio of expenses to average      1.57%      1.55%      1.44%      1.39%      1.41%
net assets

Ratio of expenses to average      1.54% D    1.48% D    1.42% D    1.39%      1.41%
net assets after expense
reductions

Ratio of net investment           (.59)%     (.67)%     (.59)%     (.27)%     (.22)%
income (loss) to average net
assets

Portfolio turnover rate           59%        89%        63%        56%        34%


A  THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

HEALTH CARE

Years ended February 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 113.84     $ 102.45     $ 100.47     $ 76.13      $ 63.31
period

Income from Investment
Operations

 Net investment income C          .17          .33          .52          .95          .75

 Net realized and unrealized      29.85        31.94        18.01        28.85        18.38
gain (loss)

 Total from investment            30.02        32.27        18.53        29.80        19.13
operations

Less Distributions

 From net investment income       (.19)        (.25)        (.65)        (.59)        (.62)

 From net realized gain           (6.17)       (20.73)      (15.95)      (4.92)       (5.74)

 Total distributions              (6.36)       (20.98)      (16.60)      (5.51)       (6.36)

Redemption fees added to paid     .10          .10          .05          .05          .05
in capital

Net asset value, end of period   $ 137.60     $ 113.84     $ 102.45     $ 100.47     $ 76.13

TOTAL RETURN A, B                 27.20%       36.47%       20.41%       39.68%       31.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,145,825  $ 2,224,019  $ 1,372,554  $ 1,525,910  $ 943,141
(000 omitted)

Ratio of expenses to average      1.07%        1.20%        1.33%        1.31%        1.39%
net assets

Ratio of expenses to average      1.05% D      1.18% D      1.32% D      1.30% D      1.36% D
net assets after expense
reductions

Ratio of net investment           .14%         .31%         .52%         1.06%        1.08%
income to average net assets

Portfolio turnover rate           66%          79%          59%          54%          151%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

HOME FINANCE

Years ended February 28,         1999       1998         1997         1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.36    $ 46.00      $ 33.30      $ 23.92    $ 25.03
period

Income from Investment
Operations

 Net investment income c          .28        .33          .53          .53        .20

 Net realized and unrealized      (10.16)    13.10        14.60        9.72       2.34
gain (loss)

 Total from investment            (9.88)     13.43        15.13        10.25      2.54
operations

Less Distributions

 From net investment income       (.07)      (.29)        (.32)        (.19)      (.12)

 From net realized gain           (1.38)     (5.84)       (2.16)       (.73)      (3.60)

 Total distributions              (1.45)     (6.13)       (2.48)       (.92)      (3.72)

Redemption fees added to paid     .06        .06          .05          .05        .07
in capital

Net asset value, end of period   $ 42.09    $ 53.36      $ 46.00      $ 33.30    $ 23.92

TOTAL RETURN a,b                  (19.12)%   32.39%       47.50%       43.24%     12.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 740,440  $ 1,668,610  $ 1,176,828  $ 617,035  $ 229,924
(000 omitted)

Ratio of expenses to average      1.19%      1.21%        1.38%        1.35%      1.47%
net assets

Ratio of expenses to average      1.18% d    1.19% d      1.34% d      1.32% d    1.45% d
net assets after expense
reductions

Ratio of net investment           .57%       .67%         1.41%        1.80%      .80%
income to average net assets

Portfolio turnover rate           18%        54%          78%          81%        124%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


INDUSTRIAL EQUIPMENT

Years ended February 28,         1999      1998      1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.91   $ 25.51   $ 25.11    $ 20.04    $ 20.61
period

Income from Investment
Operations

 Net investment income (loss)     (.04)     (.08)     .06        .04        .01
C

 Net realized and unrealized      .25       5.73      4.15       7.10       (.44)
gain (loss)

 Total from investment            .21       5.65      4.21       7.14       (.43)
operations

Less Distributions

 From net investment income       -         (.02)     (.04)      (.05)      (.01)

 From net realized gain           (.92)     (5.26)    (3.84)     (2.05)     (.16)

 Total distributions              (.92)     (5.28)    (3.88)     (2.10)     (.17)

Redemption fees added to paid     .03       .03       .07        .03        .03
in capital

Net asset value, end of period   $ 25.23   $ 25.91   $ 25.51    $ 25.11    $ 20.04

TOTAL RETURN A, B                 1.00%     25.76%    18.25%     36.86%     (1.93)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,573  $ 50,428  $ 102,882  $ 137,520  $ 109,968
(000 omitted)

Ratio of expenses to average      1.43%     1.67%     1.51%      1.54%      1.80%
net assets

Ratio of expenses to average      1.41% D   1.60% D   1.44% D    1.53% D    1.78% D
net assets after expense
reductions

Ratio of net investment           (.16)%    (.32)%    .25%       .19%       .06%
income (loss) to average net
assets

Portfolio turnover rate           84%       115%      261%       115%       131%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

INDUSTRIAL MATERIALS

Years ended February 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.00    $ 27.66   $ 26.07   $ 23.13   $ 21.67
period

Income from Investment
Operations

 Net investment income (loss)     (.12)      (.11)     .06       .12       .17
C

 Net realized and unrealized      (4.60)     1.43      3.12      2.92      1.43
gain (loss)

 Total from investment            (4.72)     1.32      3.18      3.04      1.60
operations

Less Distributions

 From net investment income       -          (.03)     (.06)     (.15)     (.18)

 From net realized gain           -          (4.00)    (1.57)    -         -

 Total distributions              -          (4.03)    (1.63)    (.15)     (.18)

Redemption fees added to paid     .04        .05       .04       .05       .04
in capital

Net asset value, end of period   $ 20.32    $ 25.00   $ 27.66   $ 26.07   $ 23.13

TOTAL RETURN A, B                 (18.72)%   6.59%     12.69%    13.38%    7.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,162   $ 22,582  $ 66,462  $ 86,338  $ 183,454
(000 omitted)

Ratio of expenses to average      2.07%      1.98%     1.54%     1.64%     1.56%
net assets

Ratio of expenses to average      2.04% D    1.94% D   1.51% D   1.61% D   1.53% D
net assets after expense
reductions

Ratio of net investment           (.52)%     (.42)%    .23%      .49%      .77%
income (loss) to average net
assets

Portfolio turnover rate           82%        118%      105%      138%      139%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE .

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

INSURANCE

Years ended February 28,         1999      1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 42.10   $ 32.62    $ 26.77   $ 21.31   $ 19.41
period

Income from Investment
Operations

 Net investment income (loss)     (.04)     .01        .01       .06       .05
C

 Net realized and unrealized      4.01      12.93      7.21      6.15      1.78
gain (loss)

 Total from investment            3.97      12.94      7.22      6.21      1.83
operations

Less Distributions

 From net investment income       -         -          (.03)     (.07)     -

 From net realized gain           (3.98)    (3.54)     (1.45)    (.72)     -

 Total distributions              (3.98)    (3.54)     (1.48)    (.79)     -

Redemption fees added to paid     .05       .08        .11       .04       .07
in capital

Net asset value, end of period   $ 42.14   $ 42.10    $ 32.62   $ 26.77   $ 21.31

TOTAL RETURN A, B                 9.84%     42.81%     28.28%    29.51%    9.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,879  $ 125,151  $ 42,367  $ 38,994  $ 21,838
(000 omitted)

Ratio of expenses to average      1.33%     1.45%      1.82%     1.77%     2.36%
net assets

Ratio of expenses to average      1.31% D   1.43% D    1.77% D   1.74% D   2.34% D
net assets after expense
reductions

Ratio of net investment           (.10)%    .02%       .05%      .26%      .25%
income (loss) to average net
assets

Portfolio turnover rate           72%       157%       142%      164%      265%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


LEISURE

Years ended February 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 62.30    $ 47.83    $ 46.17   $ 40.71   $ 45.30
period

Income from Investment
Operations

 Net investment income (loss)     (.27)      (.25)      (.06) E   (.21)     (.21)
C

 Net realized and unrealized      22.78      21.10      4.47      10.97     (.48)
gain (loss)

 Total from investment            22.51      20.85      4.41      10.76     (.69)
operations

Less Distributions

 From net realized gain           (3.44)     (6.46)     (2.83)    (5.32)    (3.93)

Redemption fees added to paid     .07        .08        .08       .02       .03
in capital

Net asset value, end of period   $ 81.44    $ 62.30    $ 47.83   $ 46.17   $ 40.71

TOTAL RETURN A, B                 37.54%     47.29%     10.14%    27.61%    (1.07)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 346,139  $ 257,199  $ 98,133  $ 85,013  $ 69,569
(000 omitted)

Ratio of expenses to average      1.26%      1.44%      1.56%     1.64%     1.64%
net assets

Ratio of expenses to average      1.24% D    1.39% D    1.54% D   1.63% D   1.62% D
net assets after expense
reductions

Ratio of net investment           (.40)%     (.46)%     (.12)%    (.46)%    (.52)%
income (loss) to average net
assets

Portfolio turnover rate           107%       209%       127%      141%      103%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E INVESTMENT INCOME (LOSS)
PER SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO
$.23 PER SHARE.

F FOR THE YEAR ENDED FEBRUARY
29.


MEDICAL DELIVERY

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.32    $ 28.29    $ 29.00    $ 23.18    $ 20.28
period

Income from Investment
Operations

 Net investment income (loss)     (.06) F    (.24)      (.23)      (.03)      .06
C

 Net realized and unrealized      (7.88)     5.45       2.92       7.72       3.74
gain (loss)

 Total from investment            (7.94)     5.21       2.69       7.69       3.80
operations

Less Distributions

 From net investment income       -          -          -          -          (.06)

 From net realized gain           (1.21)     (5.23)     (3.45)     (1.91)     (.89)

 In excess of net realized        (.13)      -          -          -          --
gain

 Total distributions              (1.34)     (5.23)     (3.45)     (1.91)     (.95)

Redemption fees added to paid     .04        .05        .05        .04        .05
in capital

Net asset value, end of period   $ 19.08    $ 28.32    $ 28.29    $ 29.00    $ 23.18

TOTAL RETURN A, B                 (29.47)%   21.97%     10.50%     34.15%     19.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 76,842   $ 155,542  $ 192,385  $ 295,489  $ 299,570
(000 omitted)

Ratio of expenses to average      1.40%      1.57%      1.57%      1.65%      1.48%
net assets

Ratio of expenses to average      1.37% d    1.53% d    1.53% d    1.62% d    1.45% d
net assets after expense
reductions

Ratio of net investment           (.25)%     (.88)%     (.84)%     (.13)%     .29%
income (loss) to average net
assets

Portfolio turnover rate           67%        109%       78%        132%       123%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

F NET INVESTMENT INCOME
(LOSS) PER SHARE REFLECTS A
SPECIAL DIVIDEND FROM
VENCOR, INC., WHICH AMOUNTED
TO $.12 PER SHARE.


MEDICAL EQUIPMENT AND SYSTEMS
Year ended February 28,          1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.11)
D

 Net realized and unrealized      2.18
gain (loss)

 Total from investment            2.07
operations

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 12.10

TOTAL RETURN B, C                 21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,594
(000 omitted)

Ratio of expenses to average      2.39% A
net assets

Ratio of expenses to average      2.38% A, E
net assets after expense
reductions

Ratio of net investment           (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           85% A

A ANNUALIZED

B THE TOTAL RETURN WOULD HAVE
BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIOD SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE PERIOD APRIL 28,
1998 (COMMENCEMENT OF
OPERATIONS) TO FEBRUARY 28,
1999.

MULTIMEDIA

Years ended February 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 33.58    $ 24.91    $ 27.18   $ 22.35   $ 23.87
period

Income from Investment
Operations

 Net investment income (loss)     (.19)      (.17)      .35 D     .02       (.01)
C

 Net realized and unrealized      11.85      10.30      (1.58)    7.00      1.67
gain (loss)

 Total from investment            11.66      10.13      (1.23)    7.02      1.66
operations

Less Distributions

 From net investment income       -          -          -         (.02)     -

 From net realized gain           (2.19)     (1.52)     (1.07)    (2.19)    (3.21)

 Total distributions              (2.19)     (1.52)     (1.07)    (2.21)    (3.21)

Redemption fees added to paid     .08        .06        .03       .02       .03
in capital

Net asset value, end of period   $ 43.13    $ 33.58    $ 24.91   $ 27.18   $ 22.35

TOTAL RETURN A, B                 36.68%     42.42%     (4.52)%   31.98%    9.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 159,730  $ 115,485  $ 54,171  $ 94,970  $ 38,157
(000 omitted)

Ratio of expenses to average      1.35%      1.75%      1.60%     1.56%     2.05%
net assets

Ratio of expenses to average      1.33% E    1.71% E    1.56% E   1.54% E   2.03% E
net assets after expense
reductions

Ratio of net investment           (.52)%     (.59)%     1.33%     .08%      (.07)%
income (loss) to average net
assets

Portfolio turnover rate           109%       219%       99%       223%      107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE .

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.49 PER
SHARE.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


NATURAL GAS

Years ended February 28,         1999       1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.22    $ 12.50   $ 11.36   $ 8.98    $ 9.48
period

Income from Investment
Operations

 Net investment income (loss)     .12 E      (.05)     (.06)     .05       .03
C

 Net realized and unrealized      (2.68)     1.06      1.30      2.36      (.53)
gain (loss)

 Total from investment            (2.56)     1.01      1.24      2.41      (.50)
operations

Less Distributions

 From net investment income       (.10)      -         (.01)     (.05)     (.02)

 From net realized gain           -          (.30)     (.29)     -         -

 In excess of net realized        -          (.03)     -         -         -
gain

 Total distributions              (.10)      (.33)     (.30)     (.05)     (.02)

Redemption fees added to paid     .03        .04       .20       .02       .02
in capital

Net asset value, end of period   $ 10.59    $ 13.22   $ 12.50   $ 11.36   $ 8.98

TOTAL RETURN  A, B                (19.17)%   8.74%     12.45%    27.10%    (5.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,828   $ 59,866  $ 81,566  $ 60,228  $ 79,894
(000 omitted)

Ratio of expenses to average      1.57%      1.82%     1.70%     1.68%     1.70%
net assets

Ratio of expenses to average      1.52% D    1.78% D   1.66% D   1.67% D   1.66% D
net assets after expense
reductions

Ratio of net investment           .93%       (.37)%    (.46)%    .46%      .30%
income (loss) to average net
assets

Portfolio turnover rate           107%       118%      283%      79%       177%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E NET INVESTMENT INCOME PER
SHARE REFLECTS A SPECIAL
DIVIDEND FROM TRANSCANADA
PIPELINES LTD. WHICH
AMOUNTED TO $.10 PER SHARE.

F FOR THE YEAR ENDED FEBRUARY
29.


NATURAL RESOURCES
Years ended February 28,         1999       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.46    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.05)      (.09)
d

 Net realized and unrealized      (2.54)     .76
gain (loss)

 Total from investment            (2.59)     .67
operations

Less Distributions

 From net realized gain           -          (.26)

Redemption fees added to paid     .02        .05
in capital

Net asset value, end of period   $ 7.89     $ 10.46

TOTAL RETURN B, C                 (24.57)%   7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,134    $ 7,520
(000 omitted)

Ratio of expenses to average      2.50% F    2.50% A, F
net assets

Ratio of expenses to average      2.47% G    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.54)%     (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           155%       165% A

A ANNUALIZED

B THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF
LESS THAN ONE YEAR ARE NOT
ANNUALIZED.

D NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

E FOR THE PERIOD MARCH 3,
1997 (COMMENCEMENT OF
OPERATIONS) TO FEBRUARY 28,
1998.

F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

PAPER AND FOREST PRODUCTS

Years ended February 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 22.66    $ 21.63   $ 20.78   $ 21.14   $ 19.61
period

Income from Investment
Operations

 Net investment income (loss)     (.03)      (.12)     .01       .08       .01
C

 Net realized and unrealized      (3.87)     3.13      2.08      1.83      2.53
gain (loss)

 Total from investment            (3.90)     3.01      2.09      1.91      2.54
operations

Less Distributions

 From net investment income       -          -         (.03)     (.08)     -

 In excess of net investment      -          (.04)     (.07)     -         -
income

 From net realized gain           --         (2.07)    (1.25)    (2.27)    (1.17)

 In excess of net realized        (.44)      --        --        --        --
gain

 Total distributions              (.44)      (2.11)    (1.35)    (2.35)    (1.17)

Redemption fees added to paid     .13        .13       .11       .08       .16
in capital

Net asset value, end of period   $ 18.45    $ 22.66   $ 21.63   $ 20.78   $ 21.14

TOTAL RETURN A, B                 (17.01)%   15.53%    10.87%    9.18%     14.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,247   $ 31,384  $ 19,484  $ 27,270  $ 94,219
(000 omitted)

Ratio of expenses to average      2.30%      2.18%     2.19%     1.91%     1.88%
net assets

Ratio of expenses to average      2.21% D    2.15% D   2.16% D   1.90% D   1.87% D
net assets after expense
reductions

Ratio of net investment           (.13)%     (.50)%    .04%      .34%      .05%
income (loss) to average net
assets

Portfolio turnover rate           338%       235%      180%      78%       209%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

PRECIOUS METALS AND MINERALS

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.28    $ 19.60    $ 20.96    $ 15.27    $ 16.62
period

Income from Investment
Operations

 Net investment income (loss)     (.01)      (.04)      (.01)      .07        .17
C

 Net realized and unrealized      (1.27)     (9.42)     (1.42)     5.54       (1.42)
gain (loss)

 Total from investment            (1.28)     (9.46)     (1.43)     5.61       (1.25)
operations

Less Distributions

 From net investment income       -          -          (.04)      (.06)      (.18)

 In excess of net investment      -          -          (.01)      -          (.05)
income

 Total distributions              -          -          (.05)      (.06)      (.23)

Redemption fees added to paid     .16        .14        .12        .14        .13
in capital

Net asset value, end of period   $ 9.16     $ 10.28    $ 19.60    $ 20.96    $ 15.27

TOTAL RETURN A, B                 (10.89)%   (47.55)%   (6.26)%    37.74%     (6.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 123,439  $ 165,960  $ 325,586  $ 467,196  $ 364,204
(000 omitted)

Ratio of expenses to average      1.78%      1.82%      1.62%      1.52%      1.46%
net assets

Ratio of expenses to average      1.74% D    1.76% D    1.61% D    1.52%      1.46%
net assets after expense
reductions

Ratio of net investment           (.09)%     (.26)%     (.05)%     .39%       .99%
income (loss) to average net
assets

Portfolio turnover rate           53%        84%        54%        53%        43%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


REGIONAL BANKS

Years ended February 28,         1999       1998         1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 43.18    $ 32.82      $ 24.37    $ 18.01    $ 17.99
period

Income from Investment
Operations

 Net investment income C          .39        .40          .37        .52        .37

 Net realized and unrealized      .91        11.41        9.70       6.78       .87
gain (loss)

 Total from investment            1.30       11.81        10.07      7.30       1.24
operations

Less Distributions

 From net investment income       (.28)      (.28)        (.27)      (.25)      (.29)

 From net realized gain           (2.66)     (1.23)       (1.40)     (.72)      (.98)

 Total distributions              (2.94)     (1.51)       (1.67)     (.97)      (1.27)

Redemption fees added to paid     .03        .06          .05        .03        .05
in capital

Net asset value, end of period   $ 41.57    $ 43.18      $ 32.82    $ 24.37    $ 18.01

TOTAL RETURN A, B                 3.10%      36.64%       43.33%     40.94%     7.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 925,829  $ 1,338,896  $ 837,952  $ 315,178  $ 164,603
(000 omitted)

Ratio of expenses to average      1.17%      1.25%        1.46%      1.41%      1.58%
net assets

Ratio of expenses to average      1.16% D    1.24% D      1.45% D    1.40% D    1.56% D
net assets after expense
reductions

Ratio of net investment           .91%       1.07%        1.36%      2.42%      1.99%
income to average net assets

Portfolio turnover rate           22%        25%          43%        103%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


RETAILING

Years ended February 28,         1999       1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 50.04    $ 33.25    $ 27.87   $ 23.91   $ 24.91
period

Income from Investment
Operations

 Net investment income (loss)     (.28)      (.27)      (.13)     (.14)     (.18)
C

 Net realized and unrealized      18.27      17.14      5.49      4.07      (.96)
gain (loss)

 Total from investment            17.99      16.87      5.36      3.93      (1.14)
operations

Less Distributions

 From net realized gain           (.39)      (.51)      (.08)     -         -

 In excess of net realized        (.30)      --         --        -         -
gain

 Total distributions              (.69)      (.51)      (.08)     -         -

Redemption fees added to paid     .16        .43        .10       .03       .14
in capital

Net asset value, end of period   $ 67.50    $ 50.04    $ 33.25   $ 27.87   $ 23.91

TOTAL RETURN A, B                 36.66%     52.61%     19.59%    16.56%    (4.01)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 337,513  $ 192,861  $ 59,348  $ 44,051  $ 31,090
(000 omitted)

Ratio of expenses to average      1.25%      1.63%      1.45%     1.94%     2.07%
net assets

Ratio of expenses to average      1.22% D    1.55% D    1.39% D   1.92% D   1.96% D
net assets after expense
reductions

Ratio of net investment           (.50)%     (.67)%     (.39)%    (.53)%    (.74)%
income (loss) to average net
assets

Portfolio turnover rate           165%       308%       278%      235%      481%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.

SOFTWARE AND COMPUTER SERVICES

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.26    $ 38.58    $ 36.20    $ 29.07    $ 28.89
period

Income from Investment
Operations

 Net investment income (loss)     (.39)      (.33)      (.25)      (.19)      (.26)
C

 Net realized and unrealized      14.46      12.57      5.87       11.85      .67
gain (loss)

 Total from investment            14.07      12.24      5.62       11.66      .41
operations

Less Distributions

 From net realized gain           (1.32)     (6.61)     (3.31)     (4.60)     (.33)

Redemption fees added to paid     .08        .05        .07        .07        .10
in capital

Net asset value, end of period   $ 57.09    $ 44.26    $ 38.58    $ 36.20    $ 29.07

TOTAL RETURN A, B                 32.57%     35.50%     16.14%     40.17%     1.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 690,852  $ 503,367  $ 389,699  $ 337,633  $ 236,445
(000 omitted)

Ratio of expenses to average      1.28%      1.44%      1.54%      1.48%      1.52%
net assets

Ratio of expenses to average      1.27% D    1.42% D    1.51% D    1.47% D    1.50% D
net assets after expense
reductions

Ratio of net investment           (.82)%     (.81)%     (.66)%     (.54)%     (1.01)%
income (loss) to average net
assets

Portfolio turnover rate           72%        145%       279%       183%       164%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


TECHNOLOGY

Years ended February 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.13      $ 57.70    $ 54.67    $ 42.05    $ 41.83
period

Income from Investment
Operations

 Net investment income (loss)     (.34)        (.25)      (.39)      (.28)      (.39)
C

 Net realized and unrealized      29.79        11.29      6.95       20.83      1.95
gain (loss)

 Total from investment            29.45        11.04      6.56       20.55      1.56
operations

Less Distributions

 From net realized gain           -            (12.39)    (3.68)     (8.05)     (1.50)

 In excess of net realized        -            (3.30)     -          -          -
gain

 Total distributions              -            (15.69)    (3.68)     (8.05)     (1.50)

Redemption fees added to paid     .12          .08        .15        .12        .16
in capital

Net asset value, end of period   $ 82.70      $ 53.13    $ 57.70    $ 54.67    $ 42.05

TOTAL RETURN A, B                 55.66%       24.92%     12.64%     50.71%     4.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,367,148  $ 691,924  $ 478,444  $ 483,026  $ 229,761
(000 omitted)

Ratio of expenses to average      1.24%        1.38%      1.49%      1.40%      1.57%
net assets

Ratio of expenses to average      1.20% D      1.30% D    1.44% D    1.39% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.45)%     (.72)%     (.52)%     (.98)%
income (loss) to average net
assets

Portfolio turnover rate           339%         556%       549%       112%       102%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE .

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


TELECOMMUNICATIONS

Years ended February 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.37    $ 41.80    $ 44.87    $ 38.34    $ 37.10
period

Income from Investment
Operations

 Net investment income (loss)     (.06)      (.25)      .12 D      .51        .29
C

 Net realized and unrealized      11.43      18.20      2.92       9.15       2.54
gain (loss)

 Total from investment            11.37      17.95      3.04       9.66       2.83
operations

Less Distributions

 From net investment income       -          -          (.16)      (.39)      (.33)

 From net realized gain           (2.96)     (6.44)     (5.98)     (2.75)     (1.27)

 Total distributions              (2.96)     (6.44)     (6.14)     (3.14)     (1.60)

Redemption fees added to paid     .07        .06        .03        .01        .01
in capital

Net asset value, end of period   $ 61.85    $ 53.37    $ 41.80    $ 44.87    $ 38.34

TOTAL RETURN A, B                 22.21%     46.52%     7.85%      25.79%     7.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 824,175  $ 643,449  $ 388,535  $ 468,300  $ 369,476
(000 omitted)

Ratio of expenses to average      1.27%      1.51%      1.51%      1.52%      1.56%
net assets

Ratio of expenses to average      1.25% E    1.48% E    1.47% E    1.52%      1.55% E
net assets after expense
reductions

Ratio of net investment           (.11)%     (.53)%     .27%       1.17%      .77%
income (loss) to average net
assets

Portfolio turnover rate           150%       157%       175%       89%        107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.07 PER
SHARE.

E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

F FOR THE YEAR ENDED FEBRUARY
29.


TRANSPORTATION

Years ended February 28,         1999      1998      1997      1996 G    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.34   $ 22.23   $ 21.92   $ 20.53   $ 21.67
period

Income from Investment
Operations

 Net investment income (loss)     (.18)     (.02)     (.13)     (.09) D   (.17)
C

 Net realized and unrealized      (.58)     8.85      1.06      2.60      1.17
gain (loss)

 Total from investment            (.76)     8.83      .93       2.51      1.00
operations

Less Distributions

 From net realized gain           (2.64)    (2.80)    (.71)     (1.22)    (2.19)

Redemption fees added to paid     .10       .08       .09       .10       .05
in capital

Net asset value, end of period   $ 25.04   $ 28.34   $ 22.23   $ 21.92   $ 20.53

TOTAL RETURN A, B                 (1.73)%   41.15%    4.67%     12.95%    5.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,855  $ 64,282  $ 8,890   $ 11,445  $ 12,704
(000 omitted)

Ratio of expenses to average      1.96%     1.58%     2.50% E   2.47% E   2.37%
net assets

Ratio of expenses to average      1.90% F   1.54% F   2.48% F   2.44% F   2.36% F
net assets after expense
reductions

Ratio of net investment           (.68)%    (.06)%    (.58)%    (.43)%    (.83)%
income (loss) to average net
assets

Portfolio turnover rate           182%      210%      148%      175%      178%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.

D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.

E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

G FOR THE YEAR ENDED FEBRUARY
29.


UTILITIES GROWTH

Years ended February 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.50    $ 45.97    $ 43.03    $ 34.88    $ 36.61
period

Income from Investment
Operations

 Net investment income C          .44        .54        .73        1.10       1.13

 Net realized and unrealized      15.77      14.83      6.41       7.86       (1.17)
gain (loss)

 Total from investment            16.21      15.37      7.14       8.96       (.04)
operations

Less Distributions

 From net investment income       (.25)      (.58)      (.70)      (.84)      (1.05)

 From net realized gain           (7.93)     (7.30)     (3.54)     -          (.67)

 Total distributions              (8.18)     (7.88)     (4.24)     (.84)      (1.72)

Redemption fees added to paid     .05        .04        .04        .03        .03
in capital

Net asset value, end of period   $ 61.58    $ 53.50    $ 45.97    $ 43.03    $ 34.88

TOTAL RETURN A, B                 32.17%     36.20%     18.13%     25.82%     .21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 507,841  $ 401,927  $ 256,844  $ 266,768  $ 237,635
(000 omitted)

Ratio of expenses to average      1.18%      1.33%      1.47%      1.39%      1.43%
net assets

Ratio of expenses to average      1.16% D    1.30% D    1.46% D    1.38% D    1.42% D
net assets after expense
reductions

Ratio of net investment           .77%       1.11%      1.73%      2.76%      3.24%
income to average net assets

Portfolio turnover rate           113%       78%        31%        65%        24%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE .

C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD.

D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

E FOR THE YEAR ENDED FEBRUARY
29.


MONEY MARKET

Years ended February 28,         1999         1998       1997       1996C      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .050         .051       .049       .054       .042
Operations  Net interest
income

Less Distributions

 From net interest income         (.050)       (.051)     (.049)     (.054)     (.042)

Net asset value, end of period   $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    5.08%        5.26%      5.02%      5.56%      4.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,126,174  $ 584,919  $ 848,168  $ 610,821  $ 573,144
(000 omitted)

Ratio of expenses to average      .50%         .56%       .56%       .59%       .65%
net assets

Ratio of expenses to average      .49% B       .56%       .56%       .59%       .65%
net assets after expense
reductions

Ratio of net interest income      5.03%        5.13%      4.92%      5.39%      4.19%
to average net assets


A  TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.

B FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

C FOR THE YEAR ENDED FEBRUARY
29.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3114

Select Portfolios, Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Investments, TouchTone Xpress, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed
Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.701898.101 SEL-pro-0499

SUPPLEMENT TO THE FIDELITY SELECT

PORTFOLIOS(registered trademark) APRIL 29, 1999 PROSPECTUS

Effective the close of business on December 20, 1999, shares of Select Precious Metals and Minerals Portfolio will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 20, 1999.

PROPOSED REORGANIZATION. The Board of Trustees of Fidelity Select
Portfolios has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Select Precious Metals and
Minerals Portfolio and Select Gold Portfolio.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Select Precious Metals and Minerals Portfolio solely in exchange for the number of shares of Select Gold Portfolio equal in value to the relative net asset value of the outstanding shares of Select Precious Metals and Minerals Portfolio. Following such exchange, Select Precious Metals and Minerals Portfolio will distribute the Select Gold Portfolio shares to its shareholders pro rata, in liquidation of Select Precious Metals and Minerals Portfolio as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Select Precious Metals and Minerals Portfolio will be held on February 16, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Select Precious Metals and Minerals Portfolio will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Select Gold Portfolio.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about February 29, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Select Precious Metals and Minerals Portfolio shareholders fail to approve the Agreement, Select Precious Metals and Minerals Portfolio will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Select Precious Metals and Minerals Portfolio.

REGIONAL BANKS PORTFOLIO HAS CHANGED ITS NAME TO "BANKING PORTFOLIO." References in the Prospectus to "Regional Banks Portfolio" are each hereby replaced by "Banking Portfolio" and references to "Regional Banks" are each hereby replaced by "Banking."

The following information replaces similar information for "Banking Portfolio" found in the "Fund Summary" section on page P-15:

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The following information replaces the second paragraph for "Environmental Services Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page P-46:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, or disposal of hazardous or other wastes; transforming waste into energy; recycling; and remedial projects such as groundwater and underground storage tank decontamination, asbestos cleanup, and emergency cleanup response. They may also include companies involved in the detection, analysis, evaluation, and treatment of both existing and potential environmental problems such as contaminated water, air pollution, and acid rain; companies that provide sanitation or filtration equipment or services; companies involved in the reduction of hazardous emissions or other pollution reduction or prevention efforts; and companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

The following information replaces the second paragraph for "Banking Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page P-52:

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

EFFECTIVE SEPTEMBER 1, 1999, the following information replaces similar information found in the "Fund Management" section beginning on page P-69:

Douglas Nigen is manager of Automotive, which he has managed since September 1999. Mr. Nigen joined Fidelity as a research analyst in 1997 after receiving his MBA from the University of Chicago.

Scott Offen is manager of Food and Agriculture, Energy, and Natural Resources, which he has managed since November 1996, September 1999, and September 1999, respectively. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Offen has worked as a research analyst and portfolio manager.

John Porter is manager of Consumer Industries, which he has managed since September 1999. He also manages another Fidelity fund. Mr.
Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago.

Dylan Yolles is manager of Software and Computer Services, which he has managed since September 1999. Mr. Yolles joined Fidelity in 1997 as an equity analyst, after receiving a bachelor of arts degree in 1991 and an MBA in 1997, both from Stanford University.

Jonathan Zang is manager of Utilities Growth and Chemicals, which he has managed since July 1998 and September 1999, respectively. Mr. Zang joined Fidelity in 1997 as an equity analyst, after receiving his MBA from the University of Chicago in 1997. Previously, he was an investment officer with Hawaiian Trust Company, in Honolulu, from 1992 to 1995.

The following information replaces similar information found in the "Fund Management" section beginning on page P-69:

Ramin Arani is an analyst and manager of Health Care, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Arani joined Fidelity as a research associate in 1992.

Steven Calhoun is manager of Retailing, which he has managed since August 1999. Mr. Calhoun joined Fidelity as a research analyst in 1994.

Shep Perkins is an analyst and manager of Medical Delivery, which he has managed since August 1999. Mr. Perkins joined Fidelity as an equity research associate in 1997.

Christian Zann is an analyst and manager of Natural Gas, which he has managed since August 1999. Mr. Zann joined Fidelity as an equity research associate in 1996.

The following information replaces the fourth paragraph found in the "Fund Distribution" section on page P-71:

Each stock fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

FIDELITY SELECT PORTFOLIOS(registered trademark)

STATEMENT OF ADDITIONAL INFORMATION

APRIL 29, 1999

This Statement of Additional Information (SAI) is not a prospectus. Portions of the funds' Annual Report are incorporated herein. The
Annual Report is supplied with this SAI.

To obtain a free additional copy of the Prospectus, dated April 29, 1999, or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8544 or visit Fidelity's Web site at www.fidelity.com.

TABLE OF CONTENTS               PAGE

Investment Policies and         3
Limitations

Portfolio Transactions          12

Valuation                       24

Performance                     25

Additional Purchase, Exchange   123
and Redemption Information

Distributions and Taxes         123

Trustees and Officers           124

Control of Investment Advisers  134

Management Contracts            134

Distribution Services           149

Transfer and Service Agent      159
Agreements

Description of the Trust        162

Financial Statements            163

Appendix                        163

SEL-ptb-0499
1.474722.101

(fidelity_logo_graphic)(registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF EACH STOCK FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL
EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO)

THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. A FUND MAY NOT:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to Precious Metals and Minerals Portfolio or to Gold Portfolio (see below); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

ADDITIONAL FUNDAMENTAL INVESTMENT LIMITATIONS OF CERTAIN OF THE STOCK
FUNDS.

GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS PORTFOLIO MAY NOT:

(1) purchase any precious metal if, as a result, more than 50% of its total assets would be invested in precious metals; or

(2) purchase or sell physical commodities, provided that the fund may purchase and sell precious metals, and further provided that the fund may sell physical commodities acquired as a result of ownership of securities. The fund may not purchase or sell options, options on futures contracts, or futures contracts on physical commodities other than precious metals.

FINANCIAL SERVICES PORTFOLIO, REGIONAL BANKS PORTFOLIO, AND HOME
FINANCE PORTFOLIO MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

THE FOLLOWING ARE NON-FUNDAMENTAL LIMITATIONS FOR EACH STOCK FUND
(EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL
INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO), WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) For each fund (except Home Finance, Financial Services, and
Regional Banks), in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2) for all stock funds). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 5% of a fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the funds.

For purposes of limitation (4), FMR considers an issuer to be principally engaged in a business activity if (i) at least 50% of an issuer's assets, income, sales or profits are committed to, or derived from, the business activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity. For each of Brokerage and Investment Management and Financial Services, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

For purposes of limitations (1) and (2) for Gold Portfolio and Precious Metals and Minerals Portfolio, FMR currently intends to treat investments in securities whose redemption value is indexed to the price of gold or other precious metals as investments in precious metals.

For purposes of limitation (i), Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of a fund's taxable year.

With respect to limitation (vi), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 11.

INVESTMENT LIMITATIONS OF BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS
PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO

THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. A FUND MAY NOT:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer if, as a result, less than 25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to Natural Resources Portfolio (see below); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

NATURAL RESOURCES PORTFOLIO MAY NOT:

(1) purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

THE FOLLOWING ARE NON-FUNDAMENTAL LIMITS FOR BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL
EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO,
WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) For each fund, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (4), FMR considers an issuer to be principally engaged in a business activity if (i) at least 50% of an issuer's assets, income, sales or profits are committed to, or derived from, the business activity, or (ii) a third party has given the issuer an industry or sector classification consistent with the designated business activity.

For purposes of limitation (i), Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of a fund's taxable year.

With respect to limitation (vi), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 13.

INVESTMENT LIMITATIONS OF SELECT MONEY MARKET PORTFOLIO (MONEY MARKET
FUND)

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(9) invest in companies for the purpose of exercising control or management.

(10) In addition the fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.

THE FOLLOWING ARE THE FUND'S NON-FUNDAMENTAL LIMITATIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to purchase physical commodities or purchase or sell futures contracts based on physical commodities.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

FINANCIAL SERVICES PORTFOLIO. The extent to which the fund may invest in a company that engages in securities-related activities is limited by federal securities laws.

MULTIMEDIA PORTFOLIO. The extent to which the fund may invest in corporate broadcast licensees is limited by Federal Communications Commission regulations.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.

COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

COMPANIES "PRINCIPALLY ENGAGED" IN A DESIGNATED BUSINESS ACTIVITY. For purposes of each stock fund's policy of investing at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund, FMR considers a company to be principally engaged in a designated business activity if: (i) at least 50% of a company's assets, income, sales or profits are committed to, or derived from, the business activity, or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity. For each of Brokerage and Investment Management and Financial Services, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for the fund.

CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

DOMESTIC AND FOREIGN INVESTMENTS (MONEY MARKET FUND ONLY) include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000. As a result, some foreign markets, brokers, banks or securities depositories could experience at least temporary disruptions, which could result in difficulty buying and selling securities in certain foreign markets and pricing foreign investments, and foreign issuers could fail to pay timely dividends, interest or principal. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

FOREIGN CURRENCY TRANSACTIONS. A stock fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each stock fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each stock fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the stock funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Gold Portfolio, Natural Resources Portfolio, and Precious Metals and Minerals Portfolio may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. The funds will purchase precious metals-indexed securities only when FMR is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the funds, and may have maturities of one year or more. In addition, the securities may be subject to being put by a fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

MONEY MARKET INSURANCE. The money market fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The money market fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The money market fund may incur losses regardless of the insurance.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

PRECIOUS METALS. Precious metals, such as gold, silver, platinum and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, FMR intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

PREFERRED STOCK is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

SECURITIES OF OTHER INVESTMENT COMPANIES. including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Short sales against the box could be used to protect the net asset value per share (NAV) of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the box. A stock fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit or liquidity enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

TEMPORARY DEFENSIVE POLICIES. When FMR considers it appropriate for defensive purposes, each stock fund (except Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources) may temporarily invest substantially in investment-grade debt securities.

Each of Business Services and Outsourcing, Cyclical Industries,
Medical Equipment and Systems and Natural Resources reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended February 28, 1999 and 1998, the portfolio turnover rates for the stock funds (except Medical Equipment and Systems for 1998) are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

Turnover Rates                  Fiscal 1999  Fiscal 1998

Air Transportation               260%         294%

Automotive                       96%          153%

Biotechnology                    86%          162%

Brokerage and Investment         59%          100%
Management

Business Services and            115%         36%A
Outsourcing

Chemicals                        141%         31%

Computers                        133%         333%

Construction and Housing         226%         404%

Consumer Industries              150%         199%

Cyclical Industries              103%         140%A

Defense and Aerospace            221%         311%

Developing Communications        299%         383%

Electronics                      160%         435%

Energy                           138%         115%

Energy Service                   75%          78%

Environmental Services           123%         59%

Financial Services               60%          84%

Food and Agriculture             68%          74%

Gold                             59%          89%

Health Care                      66%          79%

Home Finance                     18%          54%

Industrial Equipment             84%          115%

Industrial Materials             82%          118%

Insurance                        72%          157%

Leisure                          107%         209%

Medical Delivery                 67%          109%

Medical Equipment and Systems    85%A        N/A

Multimedia                       109%         219%

Natural Gas                      107%         118%

Natural Resources                155%         165%A

Paper and Forest Products        338%         235%

Precious Metals and Minerals     53%          84%

Regional Banks                   22%          25%

Retailing                        165%         308%

Software and Computer Services   72%          145%

Technology                       339%         556%

Telecommunications               150%         157%

Transportation                   182%         210%

Utilities Growth                 113%         78%

A Annualized

The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended February 1999, 1998, and 1997, the money market fund paid no brokerage commissions.

Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC and FBS, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999. NFSC and FBS are paid on a commission basis. The second table also shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.

Fiscal Periods Ended February   Total        To NFSC      To FBS
28

Air Transportation

1999                            $ 466,528    $ 73,991     $ 0

1998                            $ 377,945    $ 70,756     $ 0

1997                            $ 588,326    $ 110,395    $ 609

Automotive

1999                            $ 166,706    $ 23,803     $ 0

1998                            $ 220,182    $ 36,417     $ 0

1997                            $ 422,985    $ 66,744     $ 23,371

Biotechnology

1999                            $ 443,990    $ 31,302     $ 0

1998                            $ 843,401    $ 114,067    $ 15,773

1997                            $ 466,616    $ 62,674     $ 1,784

Brokerage and Investment
Management

1999                            $ 775,691    $ 47,015     $ 0

1998                            $ 735,065    $ 86,544     $ 11,262

1997                            $ 318,063    $ 61,662     $ 0

Business Services and
Outsourcing

1999                            $ 100,721    $ 16,127     $ 0

1998*                           $ 3,710      $ 45         $ 0

Chemicals

1999                            $ 152,343    $ 21,237     $ 0

1998                            $ 101,154    $ 12,782     $ 17,404

1997                            $ 442,545    $ 71,711     $ 31,240

Computers

1999                            $ 1,257,001  $ 217,026    $ 0

1998                            $ 1,763,117  $ 240,381    $ 0

1997                            $ 1,247,598  $ 198,215    $ 0

Construction and Housing

1999                            $ 370,610    $ 51,030     $ 0

1998                            $ 218,917    $ 46,802     $ 0

1997                            $ 348,359    $ 63,646     $ 0

Consumer Industries

1999                            $ 117,209    $ 17,657     $ 0

1998                            $ 76,547     $ 15,031     $ 0

1997                            $ 121,479    $ 29,979     $ 0

Cyclical Industries

1999                            $ 5,884      $ 579        $ 0

1998**                          $ 5,529      $ 470        $ 0

Defense and Aerospace

1999                            $ 163,499    $ 29,426     $ 0

1998                            $ 321,753    $ 60,895     $ 0

1997                            $ 170,650    $ 24,182     $ 0

Developing Communications

1999                            $ 757,140    $ 91,601     $ 0

1998                            $ 699,196    $ 100,909    $ 3,085

1997                            $ 657,790    $ 92,344     $ 24,230

Electronics

1999                            $ 3,599,050  $ 363,022    $ 0

1998                            $ 8,057,183  $ 1,038,942  $ 0

1997                            $ 2,768,382  $ 595,711    $ 0

Energy

1999                            $ 423,125    $ 48,921     $ 0

1998                            $ 481,212    $ 56,921     $ 0

1997                            $ 275,437    $ 53,327     $ 0

Fiscal Periods Ended February   Total        To NFSC      To FBS
28

Energy Service

1999                            $ 1,321,362  $ 132,958    $ 0

1998                            $ 1,428,931  $ 208,445    $ 0

1997                            $ 971,677    $ 263,380    $ 1,026

Environmental Services

1999                            $ 72,365     $ 14,545     $ 0

1998                            $ 53,033     $ 4,927      $ 0

1997                            $ 240,792    $ 42,243     $ 0

Financial Services

1999                            $ 506,934    $ 45,514     $ 0

1998                            $ 467,674    $ 58,925     $ 0

1997                            $ 330,933    $ 77,580     $ 0

Food and Agriculture

1999                            $ 357,895    $ 54,460     $ 0

1998                            $ 271,283    $ 44,060     $ 0

1997                            $ 439,321    $ 97,562     $ 0

Gold

1999                            $ 607,659    $ 16,916     $ 0

1998                            $ 1,178,299  $ 91,784     $ 0

1997                            $ 898,281    $ 82,611     $ 0

Health Care

1999                            $ 2,810,021  $ 244,159    $ 0

1998                            $ 1,780,678  $ 202,696    $ 39,030

1997                            $ 1,330,539  $ 208,545    $ 19,436

Home Finance

1999                            $ 858,979    $ 118,062    $ 0

1998                            $ 999,285    $ 222,404    $ 11,072

1997                            $ 824,781    $ 201,617    $ 0

Industrial Equipment

1999                            $ 66,813     $ 8,504      $ 0

1998                            $ 186,022    $ 28,906     $ 0

1997                            $ 372,936    $ 78,288     $ 1,152

Industrial Materials

1999                            $ 25,143     $ 3,612      $ 0

1998                            $ 138,995    $ 19,267     $ 0

1997                            $ 281,500    $ 37,253     $ 0

Insurance

1999                            $ 171,027    $ 17,412     $ 0

1998                            $ 249,991    $ 41,261     $ 4,571

1997                            $ 51,916     $ 12,029     $ 0

Leisure

1999                            $ 364,791    $ 84,286     $ 0

1998                            $ 444,121    $ 113,958    $ 0

1997                            $ 234,434    $ 56,198     $ 0

Medical Delivery

1999                            $ 244,378    $ 23,772     $ 0

1998                            $ 294,080    $ 54,751     $ 0

1997                            $ 409,668    $ 62,985     $ 0

Medical Equipment and Systems

1999***                         $ 14,974     $ 3,290      $ 0

Multimedia

1999                            $ 156,430    $ 41,770     $ 0

1998                            $ 213,979    $ 40,201     $ 0

1997                            $ 181,181    $ 19,584     $ 0

Fiscal Periods Ended February   Total        To NFSC      To FBS
28

Natural Gas

1999                            $ 155,015    $ 13,630     $ 0

1998                            $ 246,019    $ 38,095     $ 0

1997                            $ 591,400    $ 75,903     $ 904

Natural Resources

1999                            $ 17,047     $ 2,189      $ 0

1998****                        $ 23,485     $ 1,465      $ 0

Paper and Forest Products

1999                            $ 140,355    $ 15,977     $ 0

1998                            $ 118,872    $ 11,543     $ 0

1997                            $ 104,451    $ 22,646     $ 1,146

Precious Metals and Minerals

1999                            $ 413,864    $ 11,498     $ 0

1998                            $ 736,052    $ 34,762     $ 0

1997                            $ 655,032    $ 43,075     $ 0

Regional Banks

1999                            $ 615,558    $ 16,496     $ 0

1998                            $ 372,550    $ 70,122     $ 0

1997                            $ 385,163    $ 86,165     $ 0

Retailing

1999                            $ 587,848    $ 155,653    $ 0

1998                            $ 721,512    $ 132,299    $ 0

1997                            $ 1,026,572  $ 250,241    $ 0

Software and Computer Services

1999                            $ 273,818    $ 38,702     $ 0

1998                            $ 444,769    $ 71,604     $ 0

1997                            $ 559,248    $ 86,634     $ 0

Technology

1999                            $ 1,912,128  $ 323,190    $ 0

1998                            $ 2,228,245  $ 349,497    $ 0

1997                            $ 1,737,289  $ 339,229    $ 574

Telecommunications

1999                            $ 1,198,509  $ 123,641    $ 0

1998                            $ 1,091,330  $ 81,847     $ 0

1997                            $ 1,288,951  $ 103,768    $ 58,688

Transportation

1999                            $ 86,899     $ 12,152     $ 0

1998                            $ 144,625    $ 18,070     $ 0

1997                            $ 23,737     $ 4,001      $ 44

Utilities Growth

1999                            $ 789,881    $ 23,956     $ 0

1998                            $ 317,455    $ 29,653     $ 1,975

1997                            $ 167,248    $ 23,690     $ 2,643

* Business Services and Outsourcing commenced operations on February
4, 1998.

** Cyclical Industries commenced operations on March 3, 1997.

*** Medical Equipment and Systems commenced operations on April 28,
1998.

**** Natural Resources commenced operations on March 3, 1997.

Fiscal Period Ended  February    % of Aggregate Commissions  % of Aggregate Dollar Amount  $ Amount of Commissions Paid
28, 1999                         Paid to NFSC(dagger)        of Transactions Effected      To Firms that Provided
                                                             through NFSC                  Research Services*

Air TransportationA               15.85%                      24.48%                       $ 442,411

AutomotiveA                       14.28%                      26.75%                       $ 149,860

BiotechnologyA                    7.05%                       26.73%                       $ 414,009

Brokerage and Investment          6.06%                       9.39%                        $ 700,728
ManagementA

Business Services and             16.01%                      23.70%                       $ 89,287
OutsourcingA

ChemicalsA                        13.94%                      21.71%                       $ 136,297

ComputersA                        17.27%                      23.05%                       $ 1,228,387

Construction and HousingA         13.77%                      25.24%                       $ 340,925

Consumer IndustriesA              15.06%                      20.49%                       $ 75,270

Cyclical IndustriesA              9.84%                       16.78%                       $ 4,330

Defense and AerospaceA            18.00%                      20.08%                       $ 144,207

Developing CommunicationsA        12.10%                      18.76%                       $ 728,997

ElectronicsA                      10.08%                      15.04%                       $ 3,536,965

EnergyA                           11.56%                      20.31%                       $ 393,142

Energy ServiceA                   10.06%                      13.96%                       $ 1,224,413

Environmental ServicesA           20.10%                      32.97%                       $ 58,839

Financial ServicesA               8.98%                       15.43%                       $ 473,989

Food and AgricultureA             15.22%                      25.36%                       $ 337,596

GoldA                             2.78%                       7.34%                        $ 571,922

Health CareA                      8.69%                       18.25%                       $ 2,716,085

Home FinanceA                     13.75%                      19.25%                       $ 775,148

Industrial EquipmentA             12.73%                      17.61%                       $ 59,833

Industrial MaterialsA             14.37%                      24.61%                       $ 19,417

InsuranceA                        10.18%                      16.96%                       $ 155,633

LeisureA                          23.11%                      37.50%                       $ 341,029

Medical DeliveryA                 9.72%                       17.91%                       $ 240,728

Medical Equipment and SystemsA    21.97%                      29.67%                       $ 10,723

MultimediaA                       26.70%                      37.25%                       $ 139,952

Natural GasA                      8.79%                       15.43%                       $ 135,733

Natural ResourcesA                12.85%                      25.12%                       $ 14,008

Paper and Forest ProductsA        11.39%                      22.44%                       $ 110,406

Precious Metals and MineralsA     2.78%                       6.45%                        $ 376,214

Regional BanksA                   2.68%                       4.80%                        $ 603,332

RetailingA                        26.48%                      36.45%                       $ 526,182

Software and Computer ServicesA   14.13%                      21.79%                       $ 263,467

TechnologyA                       16.90%                      21.74%                       $ 1,849,609

TelecommunicationsA               10.32%                      15.24%                       $ 1,100,051

TransportationA                   13.98%                      16.00%                       $ 74,517

Utilities GrowthA                 3.04%                       6.16%                        $ 674,254



Fiscal Period Ended  February    $ Amount of Brokerage
28, 1999                         Transactions Involved*


Air TransportationA              $ 368,739,031

AutomotiveA                      $ 113,886,936

BiotechnologyA                   $ 360,645,234

Brokerage and Investment         $ 742,337,817
ManagementA

Business Services and            $ 52,022,736
OutsourcingA

ChemicalsA                       $ 108,247,155

ComputersA                       $ 1,631,682,148

Construction and HousingA        $ 264,641,924

Consumer IndustriesA             $ 74,099,816

Cyclical IndustriesA             $ 2,981,631

Defense and AerospaceA           $ 149,178,757

Developing CommunicationsA       $ 739,946,207

ElectronicsA                     $ 3,033,778,555

EnergyA                          $ 280,314,569

Energy ServiceA                  $ 814,196,283

Environmental ServicesA          $ 29,241,397

Financial ServicesA              $ 592,807,308

Food and AgricultureA            $ 283,642,508

GoldA                            $ 177,008,865

Health CareA                     $ 2,678,193,388

Home FinanceA                    $ 566,166,569

Industrial EquipmentA            $ 45,615,265

Industrial MaterialsA            $ 13,276,912

InsuranceA                       $ 146,056,202

LeisureA                         $ 333,386,076

Medical DeliveryA                $ 123,807,682

Medical Equipment and SystemsA   $ 12,833,460

MultimediaA                      $ 144,555,999

Natural GasA                     $ 78,898,705

Natural ResourcesA               $ 9,544,699

Paper and Forest ProductsA       $ 75,447,265

Precious Metals and MineralsA    $ 128,927,976

Regional BanksA                  $ 705,809,048

RetailingA                       $ 555,755,250

Software and Computer ServicesA  $ 290,036,364

TechnologyA                      $ 1,967,336,754

TelecommunicationsA              $ 1,060,209,460

TransportationA                  $ 60,669,697

Utilities GrowthA                $ 550,058,911


* The provisions of research services was not necessarily a factor in the placement of all this business with such firms.

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar mount of transactions effected through NFSC and is a result of the low commission rates charged by NFSC.

A Broker-dealer affiliates of FMR have used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

STOCK FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

Securities of other open-end investment companies are valued at their respective NAVs.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a stock fund, the yield of the money market fund, and return fluctuate in response to market conditions and other factors, and the value of a stock fund's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (MONEY MARKET FUND). To compute the yield for the fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual returns covering periods of less than one year are calculated by determining a fund's return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking each fund's maximum sales charge into account, and may or may not include the effect of a stock fund's trading fee. Excluding a fund's sales charge or trading fee from a return calculation produces a higher return figure. Returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

MOVING AVERAGES. A stock fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. As of February 26, 1999, the 13-week and 39-week short-term moving averages are shown below.

Fund Name                       13-Week Short-Term Moving  39-Week Short-Term Moving
                                Average                    Average

Air Transportation              $ 25.92                    $ 25.42

Automotive                      $ 24.14                    $ 23.66

Biotechnology                   $ 39.15                    $ 34.11

Brokerage and Investment        $ 39.41                    $ 38.48
Management

Business Services and           $ 13.30                    $ 11.97
Outsourcing

Chemicals                       $ 31.76                    $ 32.88

Computers                       $ 69.31                    $ 54.61

Construction and Housing        $ 26.52                    $ 25.27

Consumer Industries             $ 30.91                    $ 28.80

Cyclical Industries             $ 11.55                    $ 11.41

Defense and Aerospace           $ 33.84                    $ 33.59

Developing Communications       $ 31.03                    $ 24.43

Electronics                     $ 49.40                    $ 37.80

Energy                          $ 17.30                    $ 18.58

Energy Service                  $ 14.31                    $ 17.69

Environmental Services          $ 13.21                    $ 13.81

Financial Services              $ 97.52                    $ 94.72

Food and Agriculture            $ 47.53                    $ 45.70

Gold                            $ 13.45                    $ 12.91

Health Care                     $ 133.76                   $ 124.71

Home Finance                    $ 42.37                    $ 45.05

Industrial Equipment            $ 25.61                    $ 24.66

Industrial Materials            $ 20.63                    $ 21.08

Insurance                       $ 41.61                    $ 39.91

Leisure                         $ 75.54                    $ 66.62

Medical Delivery                $ 21.19                    $ 22.85

Medical Equipment and Systems   $ 11.88                    $ 10.96

Multimedia                      $ 40.36                    $ 35.89

Natural Gas                     $ 11.07                    $ 11.80

Natural Resources               $ 8.43                     $ 9.02

Paper and Forest Products       $ 18.57                    $ 18.78

Precious Metals and Minerals    $ 9.70                     $ 9.15

Regional Banks                  $ 41.32                    $ 40.52

Retailing                       $ 63.47                    $ 57.02

Software and Computer Services  $ 54.48                    $ 47.36

Technology                      $ 81.61                    $ 63.92

Telecommunications              $ 59.92                    $ 53.88

Transportation                  $ 23.57                    $ 22.52

Utilities Growth                $ 60.10                    $ 53.01


CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund. The money market fund's returns include the effect of the fund's 3% sales charge. For each stock fund, returns include the effect of the fund's 3% sales charge and trading fee, but do not include the effect of the fund's exchange fee.

HISTORICAL FUND RESULTS. The following table shows the money market fund's 7-day yield and each fund's returns for fiscal periods ended February 28, 1999.


                                 Average Annual Total Returns                                  Cumulative Total Returns

                                 Seven-Day Yield  One Year  Five Years  Ten Years/Life of Fund  One Year  Five Years

Air Transportation                                 0.92%     13.38%      12.79%                  0.92%     87.35%

Automotive                                         -11.34%   4.80%       12.32%                  -11.34%   26.41%

Biotechnology                                      23.25%    15.01%      21.19%                  23.25%    101.27%

Brokerage and Investment                           1.55%     21.24%      20.21%                  1.55%     162.01%
Management

Business Services and                              22.37%   N/A          30.92%*                 22.37%   N/A
Outsourcing

Chemicals                                          -26.02%   7.34%       10.80%                  -26.02%   42.53

Computers                                          61.37%    33.09%      27.76%                  61.37%    317.58%

Construction and Housing                           -5.17%    10.91%      14.36%                  -5.17%    67.84%

Consumer Industries                                16.50%    18.63%      18.36%*                 16.50%    134.96%

Cyclical Industries                                -7.89%   N/A          7.67%*                  -7.89%   N/A

Defense and Aerospace                              -12.68%   17.26%      14.31%                  -12.68%   121.70%

Developing   Communications                        58.05%    23.24%      24.19%*                 58.05%    184.27%

Electronics                                        31.16%    33.54%      29.22%                  31.16%    324.64%

Energy                                             -24.41%   5.80%       7.30%                   -24.41%   32.55%

Energy Service                                     -52.12%   7.09%       7.43%                   -52.12%   40.85%

Environmental Services                             -24.64%   1.89%       3.62%*                  -24.64%   9.82%

Financial Services                                 5.10%     23.97%      21.55%                  5.10%     192.77%

Food and Agriculture                               4.52%     17.39%      17.91%                  4.52%     122.96%

Gold                                               -18.29%   -10.03%     -1.56%                  -18.29%   -41.06%

Health Care                                        23.31%    30.02%      25.50%                  23.31%    271.61%

Home Finance                                       -21.62%   19.79%      21.49%                  -21.62%   146.66%

Industrial Equipment                               -2.11%    14.34%      15.21%                  -2.11%    95.46%

Industrial Materials                               -21.23%   2.93%       6.81%                   -21.23%   15.52%

Insurance                                          6.47%     22.64%      18.78%                  6.47%     177.44%

Leisure                                            33.34%    22.26%      18.87%                  33.34%    173.15%

Medical Delivery                                   -31.66%   8.14%       15.49%                  -31.66%   47.91%

Medical Equipment and   Systems                   N/A       N/A         N/A                     N/A       N/A

Multimedia                                         32.51%    21.07%      18.08%                  32.51%    160.12%

Natural Gas                                        -21.66%   2.95%       1.83%*                  -21.66%   15.62%

Natural Resources                                  -26.91%  N/A          -11.48%*                -26.91%  N/A

Paper and Forest Products                          -19.57%   5.27%       8.51%                   -19.57%   29.29%

Precious Metals and  Minerals                      -13.64%   -11.45%     -2.04%                  -13.64%   -45.55%

Regional Banks                                     -0.06%    24.36%      22.80%                  -0.06%    197.48%

Retailing                                          32.49%    22.03%      22.15%                  32.49%    170.61%

Software and Computer                              28.52%    23.66%      24.24%                  28.52%    189.20%
Services

Technology                                         50.91%    27.34%      25.76%                  50.91%    234.89%

Telecommunications                                 18.47%    20.53%      19.05%                  18.47%    154.38%

Transportation                                     -4.75%    10.98%      14.82%                  -4.75%    68.38%

Utilities Growth                                   28.13%    21.06%      17.76%                  28.13%    160.01%

Money Market                      4.76%            1.93%     4.40%       4.96%                   1.93%     24.03%



                                 Cumulative Total Returns

                                 Ten Years/Life of Fund

Air Transportation                233.08%

Automotive                        219.47%

Biotechnology                     583.45%

Brokerage and Investment          529.90%
Management

Business Services and             33.27%*
Outsourcing

Chemicals                         178.89%

Computers                         1058.44%

Construction and Housing          282.71%

Consumer Industries               330.97%*

Cyclical Industries               15.87%*

Defense and Aerospace             281.02%

Developing   Communications       553.58%*

Electronics                       1198.23%

Energy                            102.37%

Energy Service                    104.77%

Environmental Services            41.11%*

Financial Services                603.96%

Food and Agriculture              419.46%

Gold                              -14.57%

Health Care                       869.08%

Home Finance                      600.51%

Industrial Equipment              312.08%

Industrial Materials              93.26%

Insurance                         458.86%

Leisure                           463.43%

Medical Delivery                  322.30%

Medical Equipment and   Systems   17.30%*

Multimedia                        427.14%

Natural Gas                       11.19%*

Natural Resources                 -21.56%*

Paper and Forest Products         126.36%

Precious Metals and  Minerals     -18.66%

Regional Banks                    679.81%

Retailing                         639.25%

Software and Computer             776.15%
Services

Technology                        889.23%

Telecommunications                471.95%

Transportation                    298.34%

Utilities Growth                  412.70%

Money Market                      62.29%


* From commencement of operations (June 29, 1990 for Consumer
Industries and Developing Communications; June 29, 1989 for
Environmental Services; April 21, 1993 for Natural Gas; March 3, 1997 for Cyclical Industries and Natural Resources; February 4, 1998 for Business Services and Outsourcing; and April 28, 1998 for Medical
Equipment and Systems).

Note: If FMR had not reimbursed certain fund expenses during these periods, Air Transportation's, Automotive's, Biotechnology's, Brokerage and Investment Management's, Business Services and Outsourcing's, Chemicals', Computer's, Construction and Housing's, Consumer Industries', Cyclical Industries', Defense and Aerospace's, Developing Communications', Electronics', Food and Agriculture's, Home Finance's, Industrial Equipment's, Industrial Materials', Insurance's, Multimedia's, Natural Resources', Paper and Forest Product's, Regional Banks', Retailing's, Software and Computer Services', and Transportation's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the money market fund invests in short-term fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the money market fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. Each stock fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical
$10,000 investment in each fund during the 10-year period ended
February 28, 1999 or life of fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

AIR TRANSPORTATION PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Air Transportation
Portfolio would have grown to $33,315, including the effect of the fund's 3.00% sales charge.

AIR TRANSPORTATION PORTFOLIO

Year Ended                 Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value
                           Investment                Distributions                Gain Distributions

2/28/99                    $ 24,979                  $ 0                          $ 8,336                      $ 33,315

2/28/98                     24,169                    0                            7,829                        31,998

2/28/97                     15,945                    0                            3,917                        19,862

2/29/96                     18,995                    0                            4,388                        23,383

2/28/95                     12,534                    0                            2,561                        15,095

2/28/94                     15,405                    0                            1,837                        17,242

2/28/93                     12,237                    0                            1,240                        13,477

2/29/92                     12,741                    0                            899                          13,640

2/28/91                     10,681                    0                            521                          11,202

2/28/90                     9,808                     0                            479                          10,287



AIR TRANSPORTATION PORTFOLIO  INDEXES

Year Ended                    S&P 500   DJIA      Cost of Living


2/28/99                       $ 55,921  $ 54,030  $ 13,528

2/28/98                        46,704    48,785    13,314

2/28/97                        34,595    38,595    13,125

2/29/96                        27,421    30,144    12,738

2/28/95                        20,357    21,531    12,410

2/28/94                        18,962    20,019    12,064

2/28/93                        17,502    17,124    11,768

2/29/92                        15,815    16,115    11,398

2/28/91                        13,633    13,768    11,086

2/28/90                        11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Air Transportation Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,127. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $4,418 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

AUTOMOTIVE PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Automotive Portfolio would have grown to $31,954, including the effect of the fund's 3.00% sales charge.

AUTOMOTIVE PORTFOLIO                                                                                              INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions


2/28/99         $ 18,693                  $ 1,386                       $ 11,875                     $ 31,954     $ 55,921

2/28/98          22,082                    1,611                         11,238                       34,931       46,704

2/28/97          20,380                    1,390                         6,680                        28,450       34,595

2/29/96          17,545                    1,030                         5,015                        23,590       27,421

2/28/95          15,931                    935                           4,554                        21,420       20,357

2/28/94          20,460                    1,133                         2,912                        24,505       18,962

2/28/93          16,614                    876                           1,295                        18,785       17,502

2/29/92          13,779                    679                           782                          15,240       15,815

2/28/91          9,909                     488                           0                            10,397       13,633

2/28/90          9,451                     329                           0                            9,780        11,891



AUTOMOTIVE PORTFOLIO

Year Ended            DJIA      Cost of Living


2/28/99               $ 54,030  $ 13,528

2/28/98                48,785    13,314

2/28/97                38,595    13,125

2/29/96                30,144    12,738

2/28/95                21,531    12,410

2/28/94                20,019    12,064

2/28/93                17,124    11,768

2/29/92                16,115    11,398

2/28/91                13,768    11,086

2/28/90                12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Automotive Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,309. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $819 for dividends and $8,496 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

BIOTECHNOLOGY PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Biotechnology Portfolio would have grown to $68,352, including the effect of the fund's 3.00% sales charge.

BIOTECHNOLOGY PORTFOLIO                                                                                           INDEXES

Year Ended       Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                Gain Distributions


2/28/99          $ 37,416                  $ 178                        $ 30,758                     $ 68,352     $ 55,921

2/28/98           31,235                    149                          22,380                       53,764       46,704

2/28/97           30,982                    148                          15,175                       46,305       34,595

2/29/96           33,118                    119                          10,509                       43,746       27,421

2/28/95           22,893                    18                           7,264                        30,175       20,357

2/28/94           24,983                    20                           7,927                        32,930       18,962

2/28/93           20,450                    16                           6,489                        26,955       17,502

2/29/92           29,815                    24                           4,354                        34,193       15,815

2/28/91           22,965                    0                            1,203                        24,168       13,633

2/28/90           13,102                    0                            218                          13,320       11,891



BIOTECHNOLOGY PORTFOLIO

Year Ended               DJIA      Cost of Living


2/28/99                  $ 54,030  $ 13,528

2/28/98                   48,785    13,314

2/28/97                   38,595    13,125

2/29/96                   30,144    12,738

2/28/95                   21,531    12,410

2/28/94                   20,019    12,064

2/28/93                   17,124    11,768

2/29/92                   16,115    11,398

2/28/91                   13,768    11,086

2/28/90                   12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Biotechnology Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $32,291. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $109 for dividends and $16,450 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Brokerage and Investment Management Portfolio would have grown to $62,997, including the effect of the fund's 3.00% sales charge.


BROKERAGE AND INVESTMENT                                                                                INDEXES
MANAGEMENT PORTFOLIO

Year Ended  Value of Initial
            $10,000              Value of Reinvested Divided  Value of Reinvested Capital  Total Value  S&P 500   DJIA
            Investment           Distributions                Gain Distributions

2/28/99     $ 48,103             $ 2,074                      $ 12,820                     $ 62,997     $ 55,921  $ 54,030

2/28/98      46,490              1,991                        11,653                       60,134       46,704    48,785

2/28/97      30,105               1,188                        6,872                        38,165       34,595    38,595

2/29/96      21,609               775                          4,070                        26,454       27,421    30,144

2/28/95      18,126               603                          1,645                        20,374       20,357    21,531

2/28/94      20,744               690                          1,882                        23,316       18,962    20,019

2/28/93      16,619               541                          0                            17,160       17,502    17,124

2/29/92      14,947               488                          0                            15,435       15,815    16,115

2/28/91      9,700                306                          0                            10,006       13,633    13,768

2/28/90      9,723                182                          0                            9,905        11,891    12,079



Year Ended  Cost of Living


2/28/99     $ 13,528

2/28/98      13,314

2/28/97      13,125

2/29/96      12,738

2/28/95      12,410

2/28/94      12,064

2/28/93      11,768

2/29/92      11,398

2/28/91      11,086

2/28/90      10,526


Explanatory Notes: With an initial investment of $10,000 in Brokerage and Investment Management Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,945. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,481 for dividends and $549 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO: During the period from February 4, 1998 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Business Services and Outsourcing Portfolio would have grown to $13,335, including the effect of the fund's 3.00% sales charge.


BUSINESS SERVICES AND                                                                                             INDEXES
OUTSOURCING PORTFOLIO

Year Ended       Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                Gain Distributions


2/28/99          $ 13,163                  $ 0                          $ 172                        $ 13,335     $ 12,495

2/28/98*          10,563                    0                            0                            10,563       10,435




BUSINESS SERVICES AND
OUTSOURCING PORTFOLIO

Year Ended             DJIA      Cost of Living**


2/28/99                $ 11,655  $ 10,161

2/28/98*                10,524    10,019


* From February 4, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Business Services and Outsourcing Portfolio on February 4, 1998, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,155. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $155 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

CHEMICALS PORTFOLIO: During the 10-year period ended February 28,
1999, a hypothetical $10,000 investment in Chemicals Portfolio would have grown to $27,896, including the effect of the fund's 3.00% sales charge.

CHEMICALS PORTFOLIO                                                                                               INDEXES

Year Ended       Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                Gain Distributions

2/28/99          $ 13,196                  $ 826                        $ 13,874                     $ 27,896     $ 55,921

2/28/98           19,476                    1,160                        15,905                       36,541       46,704

2/28/97           18,046                    1,067                        11,474                       30,587       34,595

2/29/96           16,773                    914                          8,895                        26,582       27,421

2/28/95           14,389                    736                          5,728                        20,853       20,357

2/28/94           13,434                    555                          4,986                        18,975       18,962

2/28/93           12,144                    375                          2,829                        15,348       17,502

2/29/92           13,532                    246                          1,385                        15,163       15,815

2/28/91           10,964                    123                          811                          11,898       13,633

2/28/90           9,577                     64                           458                          10,099       11,891



CHEMICALS PORTFOLIO

Year Ended           DJIA      Cost of Living


2/28/99              $ 54,030  $ 13,528

2/28/98               48,785    13,314

2/28/97               38,595    13,125

2/29/96               30,144    12,738

2/28/95               21,531    12,410

2/28/94               20,019    12,064

2/28/93               17,124    11,768

2/29/92               16,115    11,398

2/28/91               13,768    11,086

2/28/90               12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Chemicals Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,056. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $620 for dividends and $10,243 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

COMPUTERS PORTFOLIO: During the 10-year period ended February 28,
1999, a hypothetical $10,000 investment in Computers Portfolio would have grown to $115,851, including the effect of the fund's 3.00% sales charge.

COMPUTERS PORTFOLIO                                                                                              INDEXES

Year Ended       Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                Gain Distributions

2/28/99          $ 60,565                  $ 1,556                      $ 53,730                     $ 115,851    $ 55,921

2/28/98           36,391                    935                          32,283                       69,609       46,704

2/28/97           42,742                    1,098                        14,010                       57,850       34,595

2/29/96           36,346                    934                          9,385                        46,665       27,421

2/28/95           27,169                    698                          2,674                        30,541       20,357

2/28/94           23,936                    614                          2,356                        26,906       18,962

2/28/93           17,850                    458                          241                          18,549       17,502

2/29/92           17,522                    450                          236                          18,208       15,815

2/28/91           14,572                    133                          0                            14,705       13,633

2/28/90           10,772                    0                            0                            10,772       11,891



COMPUTERS PORTFOLIO

Year Ended           DJIA      Cost of Living

2/28/99              $ 54,030  $ 13,528

2/28/98               48,785    13,314

2/28/97               38,595    13,125

2/29/96               30,144    12,738

2/28/95               21,531    12,410

2/28/94               20,019    12,064

2/28/93               17,124    11,768

2/29/92               16,115    11,398

2/28/91               13,768    11,086

2/28/90               12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Computers Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $37,815. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $345 for dividends and $20,808 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

CONSTRUCTION AND HOUSING PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Construction and Housing Portfolio would have grown to $38,278, including the effect of the fund's 3.00% sales charge.

CONSTRUCTION AND HOUSING
PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value
                          Investment                Distributions                Gain Distributions

2/28/99                   $ 19,877                  $ 609                        $ 17,792                     $ 38,278

2/28/98                    20,361                    626                          18,138                       39,125

2/28/97                    17,477                    507                          9,955                        27,939

2/29/96                    15,539                    427                          7,583                        23,549

2/28/95                    13,338                    297                          5,703                        19,338

2/28/94                    15,746                    350                          6,016                        22,112

2/28/93                    12,504                    279                          4,567                        17,350

2/29/92                    10,852                    242                          3,952                        15,046

2/28/91                    8,977                     200                          2,361                        11,538

2/28/90                    9,033                     56                           1,230                        10,319



CONSTRUCTION AND HOUSING  INDEXES
PORTFOLIO

Year Ended                S&P 500   DJIA      Cost of Living

2/28/99                   $ 55,921  $ 54,030  $ 13,528

2/28/98                    46,704    48,785    13,314

2/28/97                    34,595    38,595    13,125

2/29/96                    27,421    30,144    12,738

2/28/95                    20,357    21,531    12,410

2/28/94                    18,962    20,019    12,064

2/28/93                    17,502    17,124    11,768

2/29/92                    15,815    16,115    11,398

2/28/91                    13,633    13,768    11,086

2/28/90                    11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Construction and Housing Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,001. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $278 for dividends and $8,175 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

CONSUMER INDUSTRIES PORTFOLIO: During the period from June 29, 1990 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Consumer Industries Portfolio would have grown to $43,104, including the effect of the fund's 3.00% sales charge.

CONSUMER INDUSTRIES PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions


2/28/99                   $ 30,856                  $ 232                         $ 12,016                     $ 43,104

2/28/98                    26,491                    200                           9,175                        35,866

2/28/97                    20,040                    152                           5,361                        25,553

2/29/96                    17,305                    130                           4,630                        22,065

2/28/95                    13,493                    82                            3,397                        16,972

2/28/94                    14,783                    90                            2,916                        17,789

2/28/93                    12,581                    77                            1,193                        13,851

2/29/92                    13,512                    83                            241                          13,836

2/28/91*                   10,505                    65                            0                            10,570



CONSUMER INDUSTRIES PORTFOLIO  INDEXES

Year Ended                     S&P 500   DJIA      Cost of Living**


2/28/99                        $ 43,109  $ 40,297  $ 12,664

2/28/98                         36,003    36,385    12,463

2/28/97                         26,669    28,785    12,286

2/29/96                         21,138    22,483    11,925

2/28/95                         15,693    16,058    11,617

2/28/94                         14,618    14,931    11,293

2/28/93                         13,492    12,772    11,016

2/29/92                         12,191    12,019    10,670

2/28/91*                        10,509    10,269    10,377


* From June 29, 1990 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Consumer Industries Portfolio on June 29, 1990, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,802. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $78 for dividends and $5,645 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

CYCLICAL INDUSTRIES PORTFOLIO: During the period from March 3, 1997 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Cyclical Industries Portfolio would have grown to $11,594, including the effect of the fund's 3.00% sales charge.


CYCLICAL INDUSTRIES PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Divided  Value of Reinvested Capital  Total Value
                          Investment                Distributions                Gain Distributions

2/28/99                   $ 11,048                  $ 0                          $ 546                        $ 11,594

2/28/98*                   11,708                    0                            492                          12,200




CYCLICAL INDUSTRIES PORTFOLIO  INDEXES

Year Ended                     S&P 500   DJIA      Cost of Living**


2/28/99                        $ 16,071  $ 13,914  $ 10,307

2/28/98*                        13,422    12,563    10,144


* From March 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Cyclical Industries Portfolio on March 3, 1997, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,537. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $534 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

DEFENSE AND AEROSPACE PORTFOLIO: During the 10-year period ended
February 28, 1999, a hypothetical $10,000 investment in Defense and Aerospace Portfolio would have grown to $38,109, including the effect of the fund's 3.00% sales charge.

DEFENSE AND AEROSPACE PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions


2/28/98                    31,015                    612                           10,670                       42,297

2/28/97                    23,891                    471                           5,283                        29,645

2/29/96                    22,265                    438                           2,881                        25,584

2/28/95                    16,213                    320                           824                          17,357

2/28/94                    15,801                    311                           556                          16,668

2/28/93                    12,449                    175                           0                            12,624

2/29/92                    12,325                    173                           0                            12,498

2/28/91                    10,691                    104                           0                            10,795

2/28/90                    9,650                     0                             0                            9,650



DEFENSE AND AEROSPACE PORTFOLIO  INDEXES

Year Ended                       S&P 500   DJIA      Cost of Living

2/28/99                          $ 55,921  $ 54,030  $ 13,528

2/28/98                           46,704    48,785    13,314

2/28/97                           34,595    38,595    13,125

2/29/96                           27,421    30,144    12,738

2/28/95                           20,357    21,531    12,410

2/28/94                           18,962    20,019    12,064

2/28/93                           17,502    17,124    11,768

2/29/92                           15,815    16,115    11,398

2/28/91                           13,633    13,768    11,086

2/28/90                           11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Defense and Aerospace Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,845. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $231 for dividends and $6,538 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

DEVELOPING COMMUNICATIONS PORTFOLIO: During the period from June 29, 1990 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Developing Communications Portfolio would have grown to $65,365, including the effect of the fund's 3.00% sales charge.

DEVELOPING COMMUNICATIONS
PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 31,738                  $ 0                           $ 33,627                     $ 65,365

2/28/98                    19,536                    0                             20,563                       40,099

2/28/97                    19,090                    0                             12,194                       31,284

2/29/96                    18,837                    0                             12,034                       30,871

2/28/95                    19,788                    0                             5,549                        25,337

2/28/94                    19,061                    0                             3,238                        22,299

2/28/93                    15,947                    0                             1,174                        17,121

2/29/92                    13,997                    0                             1,002                        14,999

2/28/91*                   10,777                    0                             0                            10,777



DEVELOPING COMMUNICATIONS  INDEXES
PORTFOLIO

Year Ended                 S&P 500   DJIA      Cost of Living**

2/28/99                    $ 43,109  $ 40,297  $ 12,664

2/28/98                     36,003    36,385    12,463

2/28/97                     26,669    28,785    12,286

2/29/96                     21,138    22,483    11,925

2/28/95                     15,693    16,058    11,617

2/28/94                     14,618    14,931    11,293

2/28/93                     13,492    12,772    11,016

2/29/92                     12,191    12,019    10,670

2/28/91*                    10,509    10,269    10,377


* From June 29, 1990 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Developing Communications Portfolio on June 29, 1990, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $27,901. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $12,979 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

ELECTRONICS PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Electronics Portfolio would have grown to $129,831, including the effect of the fund's 3.00% sales charge.

ELECTRONICS PORTFOLIO                                                                                             INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 67,134                  $ 83                          $ 62,614                     $ 129,831    $ 55,921

2/28/98          49,620                    62                            46,279                       95,961       46,704

2/28/97          53,818                    67                            23,412                       77,297       34,595

2/29/96          39,963                    49                            17,385                       57,397       27,421

2/28/95          28,079                    34                            5,113                        33,226       20,357

2/28/94          25,058                    31                            4,563                        29,652       18,962

2/28/93          20,251                    25                            0                            20,276       17,502

2/29/92          18,535                    23                            0                            18,558       15,815

2/28/91          14,394                    18                            0                            14,412       13,633

2/28/90          12,267                    0                             0                            12,267       11,891



ELECTRONICS PORTFOLIO

Year Ended             DJIA      Cost of Living


2/28/99                $ 54,030  $ 13,528

2/28/98                 48,785    13,314

2/28/97                 38,595    13,125

2/29/96                 30,144    12,738

2/28/95                 21,531    12,410

2/28/94                 20,019    12,064

2/28/93                 17,124    11,768

2/29/92                 16,115    11,398

2/28/91                 13,768    11,086

2/28/90                 12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Electronics Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $44,921. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $14 for dividends and $25,810 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

ENERGY PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Energy Portfolio would have grown to $20,244, including the effect of the fund's 3.00% sales charge.

ENERGY PORTFOLIO                                                                                                 INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions


2/28/99         $ 11,954                  $ 968                         $ 7,322                      $ 20,244     $ 55,921

2/28/98          15,614                    1,254                         9,087                        25,955       46,704

2/28/97          15,695                    1,163                         4,699                        21,557       34,595

2/29/96          13,972                    922                           3,019                        17,913       27,421

2/28/95          11,858                    692                           2,263                        14,813       20,357

2/28/94          12,322                    614                           1,871                        14,807       18,962

2/28/93          11,667                    555                           1,277                        13,499       17,502

2/29/92          10,437                    271                           1,142                        11,850       15,815

2/28/91          11,394                    155                           1,230                        12,779       13,633

2/28/90          12,676                    51                            164                          12,891       11,891



ENERGY PORTFOLIO

Year Ended        DJIA      Cost of Living


2/28/99           $ 54,030  $ 13,528

2/28/98            48,785    13,314

2/28/97            38,595    13,125

2/29/96            30,144    12,738

2/28/95            21,531    12,410

2/28/94            20,019    12,064

2/28/93            17,124    11,768

2/29/92            16,115    11,398

2/28/91            13,768    11,086

2/28/90            12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Energy Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $19,584. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $832 for dividends and $6,570 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

ENERGY SERVICE PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Energy Service Portfolio would have grown to $20,484, including the effect of the fund's 3.00% sales charge.

ENERGY SERVICE PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 15,734                  $ 178                         $ 4,572                      $ 20,484

2/28/98                    33,680                    382                           7,378                        41,440

2/28/97                    24,593                    278                           3,048                        27,919

2/29/96                    19,340                    208                           1,561                        21,109

2/28/95                    14,388                    113                           669                          15,170

2/28/94                    14,015                    84                            0                            14,099

2/28/93                    13,234                    22                            0                            13,256

2/29/92                    11,275                    19                            0                            11,294

2/28/91                    16,227                    27                            0                            16,254

2/28/90                    14,760                    0                             0                            14,760



ENERGY SERVICE PORTFOLIO  INDEXES

Year Ended                S&P 500   DJIA      Cost of Living


2/28/99                   $ 55,921  $ 54,030  $ 13,528

2/28/98                    46,704    48,785    13,314

2/28/97                    34,595    38,595    13,125

2/29/96                    27,421    30,144    12,738

2/28/95                    20,357    21,531    12,410

2/28/94                    18,962    20,019    12,064

2/28/93                    17,502    17,124    11,768

2/29/92                    15,815    16,115    11,398

2/28/91                    13,633    13,768    11,086

2/28/90                    11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Energy Service Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,503. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $168 for dividends and $6,371 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

ENVIRONMENTAL SERVICES PORTFOLIO: During the period from June 29, 1989 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Environmental Services Portfolio would have grown to $14,118, including the effect of the fund's 3.00% sales charge.

ENVIRONMENTAL SERVICES                                                                                            INDEXES
PORTFOLIO

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 12,387                  $ 11                          $ 1,720                      $ 14,118     $ 49,952

2/28/98          15,966                    14                            2,174                        18,154       41,719

2/28/97          14,065                    12                            1,915                        15,992       30,902

2/29/96          12,047                    11                            1,619                        13,677       24,494

2/28/95          9,962                     9                             757                          10,728       18,184

2/28/94          11,572                    10                            880                          12,462       16,938

2/28/93          11,019                    10                            838                          11,867       15,634

2/29/92          12,649                    11                            486                          13,146       14,127

2/28/91          12,600                    11                            0                            12,611       12,178

2/28/90*         10,554                    9                             0                            10,563       10,622



ENVIRONMENTAL SERVICES
PORTFOLIO

Year Ended              DJIA      Cost of Living**

2/28/99                 $ 49,028  $ 13,255

2/28/98                  44,268    13,046

2/28/97                  35,022    12,861

2/29/96                  27,353    12,482

2/28/95                  19,537    12,160

2/28/94                  18,166    11,821

2/28/93                  15,539    11,531

2/29/92                  14,623    11,168

2/28/91                  12,493    10,862

2/28/90*                 10,960    10,314


* From June 29, 1989 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Environmental Services Portfolio on June 29, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,545. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $1,465 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

FINANCIAL SERVICES PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Financial Services
Portfolio would have grown to $70,403, including the effect of the fund's 3.00% sales charge.

FINANCIAL SERVICES PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 34,877                  $ 4,098                       $ 31,428                     $ 70,403

2/28/98                    35,728                    4,075                         25,131                       64,934

2/28/97                    28,692                    2,924                         14,409                       46,025

2/29/96                    22,728                    2,010                         9,220                        33,958

2/28/95                    16,684                    1,329                         6,408                        24,421

2/28/94                    17,726                    1,080                         4,514                        23,320

2/28/93                    18,435                    1,037                         1,565                        21,037

2/29/92                    14,457                    642                           88                           15,187

2/28/91                    9,769                     327                           60                           10,156

2/28/90                    10,302                    104                           63                           10,469



FINANCIAL SERVICES PORTFOLIO  INDEXES

Year Ended                    S&P 500   DJIA      Cost of Living

2/28/99                       $ 55,921  $ 54,030  $ 13,528

2/28/98                        46,704    48,785    13,314

2/28/97                        34,595    38,595    13,125

2/29/96                        27,421    30,144    12,738

2/28/95                        20,357    21,531    12,410

2/28/94                        18,962    20,019    12,064

2/28/93                        17,502    17,124    11,768

2/29/92                        15,815    16,115    11,398

2/28/91                        13,633    13,768    11,086

2/28/90                        11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Financial Services Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $33,827. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,498 for dividends and $14,464 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

FOOD AND AGRICULTURE PORTFOLIO: During the 10-year period ended
February 28, 1999, a hypothetical $10,000 investment in Food and Agriculture Portfolio would have grown to $51,954, including the effect of the fund's 3.00% sales charge.

FOOD AND AGRICULTURE PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 23,929                  $ 1,661                       $ 26,364                     $ 51,954

2/28/98                    24,893                    1,557                         21,731                       48,181

2/28/97                    22,710                    1,081                         15,196                       38,987

2/29/96                    21,496                    817                           12,009                       34,322

2/28/95                    16,590                    499                           7,796                        24,885

2/28/94                    16,060                    420                           6,115                        22,595

2/28/93                    15,738                    357                           4,135                        20,230

2/29/92                    15,417                    286                           3,030                        18,733

2/28/91                    13,760                    194                           1,822                        15,776

2/28/90                    11,210                    19                            1,082                        12,311



FOOD AND AGRICULTURE PORTFOLIO  INDEXES

Year Ended                      S&P 500   DJIA      Cost of Living

2/28/99                         $ 55,921  $ 54,030  $ 13,528

2/28/98                          46,704    48,785    13,314

2/28/97                          34,595    38,595    13,125

2/29/96                          27,421    30,144    12,738

2/28/95                          20,357    21,531    12,410

2/28/94                          18,962    20,019    12,064

2/28/93                          17,502    17,124    11,768

2/29/92                          15,815    16,115    11,398

2/28/91                          13,633    13,768    11,086

2/28/90                          11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Food and Agriculture Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $31,946. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $841 for dividends and $13,280 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

GOLD PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Gold Portfolio would have grown to $8,551, including the effect of the fund's 3.00% sales charge.

GOLD PORTFOLIO                                                                                                    INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 7,932                   $ 0                           $ 619                        $ 8,551      $ 55,921

2/28/98          9,409                     0                             733                          10,142       46,704

2/28/97          17,496                    0                             343                          17,839       34,595

2/29/96          16,814                    0                             0                            16,814       27,421

2/28/95          11,437                    0                             0                            11,437       20,357

2/28/94          14,054                    0                             0                            14,054       18,962

2/28/93          8,776                     0                             0                            8,776        17,502

2/29/92          8,373                     0                             0                            8,373        15,815

2/28/91          8,441                     0                             0                            8,441        13,633

2/28/90          11,015                    0                             0                            11,015       11,891



GOLD PORTFOLIO

Year Ended      DJIA      Cost of Living

2/28/99         $ 54,030  $ 13,528

2/28/98          48,785    13,314

2/28/97          38,595    13,125

2/29/96          30,144    12,738

2/28/95          21,531    12,410

2/28/94          20,019    12,064

2/28/93          17,124    11,768

2/29/92          16,115    11,398

2/28/91          13,768    11,086

2/28/90          12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Gold Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $11,126. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $1,110 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

HEALTH CARE PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Health Care Portfolio would have grown to $96,916, including the effect of the fund's 3.00% sales charge.

HEALTH CARE PORTFOLIO                                                                                             INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 37,241                  $ 2,341                       $ 57,334                     $ 96,916     $ 55,921

2/28/98          30,810                    1,818                         43,566                       76,194       46,704

2/28/97          27,728                    1,484                         26,620                       55,832       34,595

2/29/96          27,192                    1,131                         18,044                       46,367       27,421

2/28/95          20,604                    649                           11,941                       33,194       20,357

2/28/94          17,135                    307                           7,850                        25,292       18,962

2/28/93          14,228                    232                           6,518                        20,978       17,502

2/29/92          21,516                    275                           6,010                        27,801       15,815

2/28/91          17,700                    124                           2,374                        20,198       13,633

2/28/90          12,011                    36                            230                          12,277       11,891



HEALTH CARE PORTFOLIO

Year Ended             DJIA      Cost of Living

2/28/99                $ 54,030  $ 13,528

2/28/98                 48,785    13,314

2/28/97                 38,595    13,125

2/29/96                 30,144    12,738

2/28/95                 21,531    12,410

2/28/94                 20,019    12,064

2/28/93                 17,124    11,768

2/29/92                 16,115    11,398

2/28/91                 13,768    11,086

2/28/90                 12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Health Care Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $47,157. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $866 for dividends and $20,932 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

HOME FINANCE PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Home Finance Portfolio would have grown to $70,058, including the effect of the fund's 3.00% sales charge.

HOME FINANCE PORTFOLIO                                                                                            INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 39,638                  $ 3,060                       $ 27,360                     $ 70,058     $ 55,921

2/28/98          50,252                    3,772                         32,595                       86,619       46,704

2/28/97          43,320                    2,811                         19,295                       65,426       34,595

2/29/96          31,360                    1,648                         11,349                       44,357       27,421

2/28/95          22,527                    998                           7,442                        30,967       20,357

2/28/94          23,572                    880                           3,091                        27,543       18,962

2/28/93          20,888                    770                           1,369                        23,027       17,502

2/29/92          14,428                    523                           713                          15,664       15,815

2/28/91          9,436                     219                           466                          10,121       13,633

2/28/90          8,645                     37                            427                          9,109        11,891



HOME FINANCE PORTFOLIO

Year Ended              DJIA      Cost of Living


2/28/99                 $ 54,030  $ 13,528

2/28/98                  48,785    13,314

2/28/97                  38,595    13,125

2/29/96                  30,144    12,738

2/28/95                  21,531    12,410

2/28/94                  20,019    12,064

2/28/93                  17,124    11,768

2/29/92                  16,115    11,398

2/28/91                  13,768    11,086

2/28/90                  12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Home Finance Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $32,738. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,253 for dividends and $14,955 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

INDUSTRIAL EQUIPMENT PORTFOLIO: During the 10-year period ended
February 28, 1999, a hypothetical $10,000 investment in Industrial Equipment Portfolio would have grown to $41,215 including the effect of the fund's 3.00% sales charge.

INDUSTRIAL EQUIPMENT PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 24,088                  $ 545                         $ 16,582                     $ 41,215

2/28/98                    24,737                    560                           15,511                       40,808

2/28/97                    24,355                    523                           7,573                        32,451

2/29/96                    23,973                    468                           3,002                        27,443

2/28/95                    19,133                    329                           590                          20,052

2/28/94                    19,677                    339                           430                          20,446

2/28/93                    14,359                    238                           0                            14,597

2/29/92                    13,662                    226                           0                            13,888

2/28/91                    11,285                    76                            0                            11,361

2/28/90                    11,275                    0                             0                            11,275



INDUSTRIAL EQUIPMENT PORTFOLIO  INDEXES

Year Ended                      S&P 500   DJIA      Cost of Living

2/28/99                         $ 55,921  $ 54,030  $ 13,528

2/28/98                          46,704    48,785    13,314

2/28/97                          34,595    38,595    13,125

2/29/96                          27,421    30,144    12,738

2/28/95                          20,357    21,531    12,410

2/28/94                          18,962    20,019    12,064

2/28/93                          17,502    17,124    11,768

2/29/92                          15,815    16,115    11,398

2/28/91                          13,633    13,768    11,086

2/28/90                          11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Industrial Equipment Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $25,754. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $306 for dividends and $12,068 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

INDUSTRIAL MATERIALS PORTFOLIO: During the 10-year period ended
February 28, 1999, a hypothetical $10,000 investment in Industrial Materials Portfolio would have grown to $19,333, including the effect of the fund's 3.00% sales charge.

INDUSTRIAL MATERIALS PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 14,644                  $ 846                         $ 3,843                      $ 19,333

2/28/98                    18,016                    1,042                         4,728                        23,786

2/28/97                    19,933                    1,124                         1,257                        22,314

2/29/96                    18,787                    1,014                         0                            19,801

2/28/95                    16,669                    796                           0                            17,465

2/28/94                    15,617                    607                           0                            16,224

2/28/93                    12,568                    446                           0                            13,014

2/29/92                    11,934                    364                           0                            12,298

2/28/91                    8,965                     233                           0                            9,198

2/28/90                    9,383                     0                             0                            9,383



INDUSTRIAL MATERIALS PORTFOLIO  INDEXES

Year Ended                      S&P 500   DJIA      Cost of Living

2/28/99                         $ 55,921  $ 54,030  $ 13,528

2/28/98                          46,704    48,785    13,314

2/28/97                          34,595    38,595    13,125

2/29/96                          27,421    30,144    12,738

2/28/95                          20,357    21,531    12,410

2/28/94                          18,962    20,019    12,064

2/28/93                          17,502    17,124    11,768

2/29/92                          15,815    16,115    11,398

2/28/91                          13,633    13,768    11,086

2/28/90                          11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Industrial Materials Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $15,285. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $692 for dividends and $4,014 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

INSURANCE PORTFOLIO: During the 10-year period ended February 28,
1999, a hypothetical $10,000 investment in Insurance Portfolio would have grown to $55,893, including the effect of the fund's 3.00% sales charge.

INSURANCE PORTFOLIO                                                                                              INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 34,149                  $ 1,142                       $ 20,602                     $ 55,893     $ 55,921

2/28/98          34,116                    1,142                         15,630                       50,888       46,704

2/28/97          26,434                    885                           8,315                        35,634       34,595

2/29/96          21,693                    695                           5,391                        27,779       27,421

2/28/95          17,269                    488                           3,692                        21,449       20,357

2/28/94          15,729                    446                           3,362                        19,537       18,962

2/28/93          17,488                    485                           1,810                        19,783       17,502

2/29/92          15,210                    394                           0                            15,604       15,815

2/28/91          12,787                    128                           0                            12,915       13,633

2/28/90          11,499                    115                           0                            11,614       11,891



INSURANCE PORTFOLIO

Year Ended           DJIA      Cost of Living

2/28/99              $ 54,030  $ 13,528

2/28/98               48,785    13,314

2/28/97               38,595    13,125

2/29/96               30,144    12,738

2/28/95               21,531    12,410

2/28/94               20,019    12,064

2/28/93               17,124    11,768

2/29/92               16,115    11,398

2/28/91               13,768    11,086

2/28/90               12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Insurance Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,828. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $446 for dividends and $10,826 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

LEISURE PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Leisure Portfolio would have grown to $56,350, including the effect of the fund's 3.00% sales charge.

LEISURE PORTFOLIO                                                                                              INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions


2/28/99         $ 30,655                  $ 408                         $ 25,287                     $ 56,350     $ 55,921

2/28/98          23,450                    313                           17,208                       40,971       46,704

2/28/97          18,004                    240                           9,572                        27,816       34,595

2/29/96          17,379                    232                           7,645                        25,256       27,421

2/28/95          15,324                    204                           4,263                        19,791       20,357

2/28/94          17,051                    228                           2,727                        20,006       18,962

2/28/93          13,464                    179                           944                          14,587       17,502

2/29/92          12,026                    161                           843                          13,030       15,815

2/28/91          9,719                     130                           681                          10,530       13,633

2/28/90          9,677                     24                            678                          10,379       11,891



LEISURE PORTFOLIO

Year Ended         DJIA      Cost of Living

2/28/99            $ 54,030  $ 13,528

2/28/98             48,785    13,314

2/28/97             38,595    13,125

2/29/96             30,144    12,738

2/28/95             21,531    12,410

2/28/94             20,019    12,064

2/28/93             17,124    11,768

2/29/92             16,115    11,398

2/28/91             13,768    11,086

2/28/90             12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Leisure Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,331. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $113 for dividends and $10,265 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

MEDICAL DELIVERY PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Medical Delivery
Portfolio would have grown to $42,237, including the effect of the fund's 3.00% sales charge.

MEDICAL DELIVERY PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 21,176                  $ 182                         $ 20,879                     $ 42,237

2/28/98                    31,431                    271                           28,181                       59,883

2/28/97                    31,397                    272                           17,426                       49,095

2/29/96                    32,185                    279                           11,966                       44,430

2/28/95                    25,726                    222                           7,171                        33,119

2/28/94                    22,508                    98                            5,079                        27,685

2/28/93                    16,048                    71                            3,621                        19,740

2/29/92                    24,305                    108                           2,974                        27,387

2/28/91                    18,679                    81                            974                          19,734

2/28/90                    11,731                    52                            253                          12,036



MEDICAL DELIVERY PORTFOLIO  INDEXES

Year Ended                  S&P 500   DJIA      Cost of Living

2/28/99                     $ 55,921  $ 54,030  $ 13,528

2/28/98                      46,704    48,785    13,314

2/28/97                      34,595    38,595    13,125

2/29/96                      27,421    30,144    12,738

2/28/95                      20,357    21,531    12,410

2/28/94                      18,962    20,019    12,064

2/28/93                      17,502    17,124    11,768

2/29/92                      15,815    16,115    11,398

2/28/91                      13,633    13,768    11,086

2/28/90                      11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Medical Delivery Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $36,042. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $133 for dividends and $18,035 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO: During the period from April 28, 1998 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Medical Equipment and Systems
Portfolio would have grown to $11,737, including the effect of the fund's 3.00% sales charge.

MEDICAL EQUIPMENT AND SYSTEMS
PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99*                  $ 11,737                  $ 0                           $ 0                          $ 11,737



MEDICAL EQUIPMENT AND SYSTEMS  INDEXES
PORTFOLIO

Year Ended                     S&P 500   DJIA      Cost of Living**

2/28/99*                       $ 11,554  $ 10,609  $ 10,123


* From April 28, 1998 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Medical Equipment and Systems Portfolio on April 28, 1998, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,000. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

MONEY MARKET PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Money Market Portfolio would have grown to $16,229, including the effect of the fund's 3.00% sales charge.

MONEY MARKET PORTFOLIO                                                                                            INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 9,700                   $ 6,529                       $ 0                          $ 16,229     $ 55,921

2/28/98          9,700                     5,745                         0                            15,445       46,704

2/28/97          9,700                     4,973                         0                            14,673       34,595

2/29/96          9,700                     4,272                         0                            13,972       27,421

2/28/95          9,700                     3,536                         0                            13,236       20,357

2/28/94          9,700                     2,992                         0                            12,692       18,962

2/28/93          9,700                     2,668                         0                            12,368       17,502

2/29/92          9,700                     2,275                         0                            11,975       15,815

2/28/91          9,700                     1,671                         0                            11,371       13,633

2/28/90          9,700                     851                           0                            10,551       11,891



MONEY MARKET PORTFOLIO

Year Ended              DJIA      Cost of Living

2/28/99                 $ 54,030  $ 13,528

2/28/98                  48,785    13,314

2/28/97                  38,595    13,125

2/29/96                  30,144    12,738

2/28/95                  21,531    12,410

2/28/94                  20,019    12,064

2/28/93                  17,124    11,768

2/29/92                  16,115    11,398

2/28/91                  13,768    11,086

2/28/90                  12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Money Market Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $16,529. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,004 for dividends. The fund did not distribute any capital gains during the period.

MULTIMEDIA PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Multimedia Portfolio would have grown to $52,721, including the effect of the fund's 3.00% sales charge.

MULTIMEDIA PORTFOLIO                                                                                              INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 28,852                  $ 32                          $ 23,837                     $ 52,721     $ 55,921

2/28/98          22,464                    25                            16,084                       38,573       46,704

2/28/97          16,664                    18                            10,401                       27,083       34,595

2/29/96          18,182                    20                            10,163                       28,365       27,421

2/28/95          14,951                    0                             6,542                        21,493       20,357

2/28/94          15,968                    0                             3,687                        19,655       18,962

2/28/93          12,215                    0                             2,359                        14,574       17,502

2/29/92          10,770                    0                             1,913                        12,683       15,815

2/28/91          8,161                     0                             1,450                        9,611        13,633

2/28/90          8,262                     0                             1,467                        9,729        11,891



MULTIMEDIA PORTFOLIO

Year Ended            DJIA      Cost of Living


2/28/99               $ 54,030  $ 13,528

2/28/98                48,785    13,314

2/28/97                38,595    13,125

2/29/96                30,144    12,738

2/28/95                21,531    12,410

2/28/94                20,019    12,064

2/28/93                17,124    11,768

2/29/92                16,115    11,398

2/28/91                13,768    11,086

2/28/90                12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Multimedia Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,598. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $13 for dividends and $9,118 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

NATURAL GAS PORTFOLIO: During the period from April 21, 1993 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Natural Gas Portfolio would have grown to $11,126, including the effect of the fund's 3.00% sales charge.

NATURAL GAS PORTFOLIO                                                                                             INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 10,272                  $ 183                         $ 671                        $ 11,126     $ 31,830

2/28/98          12,823                    103                           838                          13,764       26,583

2/28/97          12,125                    97                            436                          12,658       19,691

2/29/96          11,019                    78                            159                          11,256       15,608

2/28/95          8,711                     20                            125                          8,856        11,587

2/28/94*         9,196                     0                             132                          9,328        10,793



NATURAL GAS PORTFOLIO

Year Ended             DJIA      Cost of Living**

2/28/99                $ 30,794  $ 11,424

2/28/98                 27,804    11,243

2/28/97                 21,997    11,083

2/29/96                 17,180    10,757

2/28/95                 12,271    10,479

2/28/94*                11,410    10,188


* From April 21, 1993 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Natural Gas Portfolio on April 21, 1993, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,932. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $175 for dividends and $728 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

NATURAL RESOURCES PORTFOLIO: During the period from March 3, 1997 (commencement of operations) to February 28, 1999, a hypothetical $10,000 investment in Natural Gas Portfolio would have grown to $7,851, including the effect of the fund's 3.00% sales charge.

NATURAL RESOURCES PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 7,653                   $ 0                           $ 198                        $ 7,851

2/28/98*                   10,146                    0                             262                          10,408



NATURAL RESOURCES PORTFOLIO  INDEXES

Year Ended                   S&P 500   DJIA      Cost of Living**

2/28/99                      $ 16,071  $ 13,914  $ 10,307

2/28/98*                      13,422    12,563    10,144


* From March 3, 1997 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Natural Resources Portfolio on March 3, 1997, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,252. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $252 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

PAPER AND FOREST PRODUCTS PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Paper and Forest Products Portfolio would have grown to $22,643, including the effect of the fund's 3.00% sales charge.

PAPER AND FOREST PRODUCTS
PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 15,052                  $ 1,120                       $ 6,471                      $ 22,643

2/28/98                    18,486                    1,377                         7,421                        27,284

2/28/97                    17,646                    1,266                         4,704                        23,616

2/29/96                    16,953                    1,110                         3,237                        21,300

2/28/95                    17,246                    1,056                         1,207                        19,509

2/28/94                    15,998                    980                           0                            16,978

2/28/93                    13,118                    795                           0                            13,913

2/29/92                    12,262                    665                           0                            12,927

2/28/91                    9,635                     284                           0                            9,919

2/28/90                    9,333                     116                           0                            9,449



PAPER AND FOREST PRODUCTS  INDEXES
PORTFOLIO

Year Ended                 S&P 500   DJIA      Cost of Living

2/28/99                    $ 55,921  $ 54,030  $ 13,528

2/28/98                     46,704    48,785    13,314

2/28/97                     34,595    38,595    13,125

2/29/96                     27,421    30,144    12,738

2/28/95                     20,357    21,531    12,410

2/28/94                     18,962    20,019    12,064

2/28/93                     17,502    17,124    11,768

2/29/92                     15,815    16,115    11,398

2/28/91                     13,633    13,768    11,086

2/28/90                     11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Paper and Forest Products Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $18,100. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $767 for dividends and $5,874 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

PRECIOUS METALS AND MINERALS PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Precious Metals and Minerals Portfolio would have grown to $8,142, including the effect of the fund's 3.00% sales charge.

PRECIOUS METALS AND MINERALS
PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 7,473                   $ 669                         $ 0                          $ 8,142

2/28/98                    8,387                     750                           0                            9,137

2/28/97                    15,990                    1,431                         0                            17,421

2/29/96                    17,099                    1,486                         0                            18,585

2/28/95                    12,457                    1,035                         0                            13,492

2/28/94                    13,559                    927                           0                            14,486

2/28/93                    8,044                     448                           0                            8,492

2/29/92                    8,933                     319                           0                            9,252

2/28/91                    8,909                     235                           0                            9,144

2/28/90                    11,625                    143                           0                            11,768



PRECIOUS METALS AND MINERALS  INDEXES
PORTFOLIO

Year Ended                    S&P 500   DJIA      Cost of Living


2/28/99                       $ 55,921  $ 54,030  $ 13,528

2/28/98                        46,704    48,785    13,314

2/28/97                        34,595    38,595    13,125

2/29/96                        27,421    30,144    12,738

2/28/95                        20,357    21,531    12,410

2/28/94                        18,962    20,019    12,064

2/28/93                        17,502    17,124    11,768

2/29/92                        15,815    16,115    11,398

2/28/91                        13,633    13,768    11,086

2/28/90                        11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Precious Metals and Minerals Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,977. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $938 for dividends and $0 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

REGIONAL BANKS PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Regional Banks Portfolio would have grown to $77,988, including the effect of the fund's 3.00% sales charge.

REGIONAL BANKS PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 39,532                  $ 5,603                       $ 32,853                     $ 77,988

2/28/98                    41,063                    5,314                         29,263                       75,640

2/28/97                    31,211                    3,643                         20,502                       55,356

2/29/96                    23,175                    2,307                         13,140                       38,622

2/28/95                    17,127                    1,411                         8,865                        27,403

2/28/94                    17,108                    1,002                         7,313                        25,423

2/28/93                    19,856                    961                           3,063                        23,880

2/29/92                    15,016                    621                           1,553                        17,190

2/28/91                    9,614                     274                           556                          10,444

2/28/90                    10,099                    99                            584                          10,782



REGIONAL BANKS PORTFOLIO  INDEXES

Year Ended                S&P 500   DJIA      Cost of Living

2/28/99                   $ 55,921  $ 54,030  $ 13,528

2/28/98                    46,704    48,785    13,314

2/28/97                    34,595    38,595    13,125

2/29/96                    27,421    30,144    12,738

2/28/95                    20,357    21,531    12,410

2/28/94                    18,962    20,019    12,064

2/28/93                    17,502    17,124    11,768

2/29/92                    15,815    16,115    11,398

2/28/91                    13,633    13,768    11,086

2/28/90                    11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Regional Banks Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $31,028. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,911 for dividends and $12,296 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

RETAILING PORTFOLIO: During the 10-year period ended February 28,
1999, a hypothetical $10,000 investment in Retailing Portfolio would have grown to $73,932, including the effect of the fund's 3.00% sales charge.

RETAILING PORTFOLIO                                                                                               INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 49,640                  $ 604                         $ 23,688                     $ 73,932     $ 55,921

2/28/98          36,800                    447                           16,852                       54,099       46,704

2/28/97          24,452                    298                           10,700                       35,450       34,595

2/29/96          20,496                    249                           8,897                        29,642       27,421

2/28/95          17,584                    213                           7,633                        25,430       20,357

2/28/94          18,319                    223                           7,952                        26,494       18,962

2/28/93          17,554                    214                           5,149                        22,917       17,502

2/29/92          17,311                    211                           3,914                        21,436       15,815

2/28/91          11,443                    139                           2,234                        13,816       13,633

2/28/90          9,612                     117                           1,849                        11,578       11,891



RETAILING PORTFOLIO

Year Ended           DJIA      Cost of Living

2/28/99              $ 54,030  $ 13,528

2/28/98               48,785    13,314

2/28/97               38,595    13,125

2/29/96               30,144    12,738

2/28/95               21,531    12,410

2/28/94               20,019    12,064

2/28/93               17,124    11,768

2/29/92               16,115    11,398

2/28/91               13,768    11,086

2/28/90               12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Retailing Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,555. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $118 for dividends and $6,016 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Software and Computer Services would have grown to $87,623, including the effect of the fund's 3.00% sales charge.

SOFTWARE AND COMPUTER                                                                                             INDEXES
SERVICES PORTFOLIO

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 37,620                  $ 0                           $ 50,003                     $ 87,623     $ 55,921

2/28/98          29,166                    0                             36,931                       66,097       46,704

2/28/97          25,423                    0                             23,356                       48,779       34,595

2/29/96          23,855                    0                             18,143                       41,998       27,421

2/28/95          19,156                    0                             10,806                       29,962       20,357

2/28/94          19,038                    0                             10,344                       29,382       18,962

2/28/93          18,201                    0                             3,859                        22,060       17,502

2/29/92          15,361                    0                             3,257                        18,618       15,815

2/28/91          12,422                    0                             717                          13,139       13,633

2/28/90          9,904                     0                             573                          10,477       11,891



SOFTWARE AND COMPUTER
SERVICES PORTFOLIO

Year Ended             DJIA      Cost of Living

2/28/99                $ 54,030  $ 13,528

2/28/98                 48,785    13,314

2/28/97                 38,595    13,125

2/29/96                 30,144    12,738

2/28/95                 21,531    12,410

2/28/94                 20,019    12,064

2/28/93                 17,124    11,768

2/29/92                 16,115    11,398

2/28/91                 13,768    11,086

2/28/90                 12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Software and Computer Services Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $37,603. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $0 for dividends and $17,140 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

TECHNOLOGY PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Technology Portfolio would have grown to $98,930, including the effect of the fund's 3.00% sales charge.

TECHNOLOGY PORTFOLIO                                                                                             INDEXES

Year Ended      Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                Investment                Distributions                 Gain Distributions

2/28/99         $ 45,971                  $ 477                         $ 52,482                     $ 98,930     $ 55,921

2/28/98          29,534                    306                           33,717                       63,557       46,704

2/28/97          32,074                    333                           18,470                       50,877       34,595

2/29/96          30,390                    315                           14,461                       45,166       27,421

2/28/95          23,374                    243                           6,352                        29,969       20,357

2/28/94          23,252                    241                           5,155                        28,648       18,962

2/28/93          19,244                    111                           1,770                        21,125       17,502

2/29/92          19,878                    114                           0                            19,992       15,815

2/28/91          14,647                    0                             0                            14,647       13,633

2/28/90          11,168                    0                             0                            11,168       11,891



TECHNOLOGY PORTFOLIO

Year Ended            DJIA      Cost of Living

2/28/99               $ 54,030  $ 13,528

2/28/98                48,785    13,314

2/28/97                38,595    13,125

2/29/96                30,144    12,738

2/28/95                21,531    12,410

2/28/94                20,019    12,064

2/28/93                17,124    11,768

2/29/92                16,115    11,398

2/28/91                13,768    11,086

2/28/90                12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Technology Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $38,943. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $161 for dividends and $19,661 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

TELECOMMUNICATIONS PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Telecommunications
Portfolio would have grown to $57,202, including the effect of the fund's 3.00% sales charge.

TELECOMMUNICATIONS PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 29,510                  $ 2,602                       $ 25,090                     $ 57,202

2/28/98                    25,464                    2,245                         19,098                       46,807

2/28/97                    19,944                    1,758                         10,243                       31,945

2/29/96                    21,409                    1,679                         6,532                        29,620

2/28/95                    18,293                    1,222                         4,031                        23,546

2/28/94                    17,701                    862                           3,243                        21,806

2/28/93                    16,313                    692                           884                          17,889

2/29/92                    13,927                    503                           526                          14,956

2/28/91                    11,351                    284                           429                          12,064

2/28/90                    11,489                    54                            434                          11,977



TELECOMMUNICATIONS PORTFOLIO  INDEXES

Year Ended                    S&P 500   DJIA      Cost of Living

2/28/99                       $ 55,921  $ 54,030  $ 13,528

2/28/98                        46,704    48,785    13,314

2/28/97                        34,595    38,595    13,125

2/29/96                        27,421    30,144    12,738

2/28/95                        20,357    21,531    12,410

2/28/94                        18,962    20,019    12,064

2/28/93                        17,502    17,124    11,768

2/29/92                        15,815    16,115    11,398

2/28/91                        13,633    13,768    11,086

2/28/90                        11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Telecommunications Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $28,339. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,145 for dividends and $11,799 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

TRANSPORTATION PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Transportation Portfolio would have grown to $39,841, including the effect of the fund's 3.00% sales charge.

TRANSPORTATION PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 19,035                  $ 77                          $ 20,729                     $ 39,841

2/28/98                    21,544                    86                            18,913                       40,543

2/28/97                    16,899                    68                            11,757                       28,724

2/29/96                    16,663                    67                            10,712                       27,442

2/28/95                    15,607                    62                            8,626                        24,295

2/28/94                    16,473                    67                            6,402                        22,942

2/28/93                    14,200                    58                            3,740                        17,998

2/29/92                    11,760                    47                            2,790                        14,597

2/28/91                    8,575                     0                             2,034                        10,609

2/28/90                    9,381                     0                             1,762                        11,143



TRANSPORTATION PORTFOLIO  INDEXES

Year Ended                S&P 500   DJIA      Cost of Living

2/28/99                   $ 55,921  $ 54,030  $ 13,528

2/28/98                    46,704    48,785    13,314

2/28/97                    34,595    38,595    13,125

2/29/96                    27,421    30,144    12,738

2/28/95                    20,357    21,531    12,410

2/28/94                    18,962    20,019    12,064

2/28/93                    17,502    17,124    11,768

2/29/92                    15,815    16,115    11,398

2/28/91                    13,633    13,768    11,086

2/28/90                    11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Transportation Portfolio on March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,765. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $30 for dividends and $11,175 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

UTILITIES GROWTH PORTFOLIO: During the 10-year period ended February 28, 1999, a hypothetical $10,000 investment in Utilities Growth
Portfolio would have grown to $51,277, including the effect of the fund's 3.00% sales charge.

UTILITIES GROWTH PORTFOLIO

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions

2/28/99                   $ 22,164                  $ 6,947                       $ 22,166                     $ 51,277

2/28/98                    19,256                    5,860                         13,681                       38,797

2/28/97                    16,546                    4,671                         7,269                        28,486

2/29/96                    15,488                    3,945                         4,680                        24,113

2/28/95                    12,554                    2,818                         3,793                        19,165

2/28/94                    13,177                    2,341                         3,606                        19,124

2/28/93                    14,933                    2,097                         1,622                        18,652

2/29/92                    13,162                    1,292                         720                          15,174

2/28/91                    12,716                    586                           231                          13,533

2/28/90                    11,971                    327                           0                            12,298



UTILITIES GROWTH PORTFOLIO  INDEXES

Year Ended                  S&P 500   DJIA      Cost of Living

2/28/99                     $ 55,921  $ 54,030  $ 13,528

2/28/98                      46,704    48,785    13,314

2/28/97                      34,595    38,595    13,125

2/29/96                      27,421    30,144    12,738

2/28/95                      20,357    21,531    12,410

2/28/94                      18,962    20,019    12,064

2/28/93                      17,502    17,124    11,768

2/29/92                      15,815    16,115    11,398

2/28/91                      13,633    13,768    11,086

2/28/90                      11,891    12,079    10,526


Explanatory Notes: With an initial investment of $10,000 in Utilities Growth Portfolio March 1, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $30,721. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,232 for dividends and $10,024 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Each stock fund may compare its performance to that of the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks.

Each of Consumer Industries, Food and Agriculture, Leisure, Multimedia and Retailing may compare its performance to that of the Goldman Sachs Consumer Industries Index, a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages-alcoholic and non-alcoholic, food, personal care, household products and tobacco companies.

Each of Air Transportation, Automotive, Chemicals, Construction and Housing, Cyclical Industries, Defense and Aerospace, Environmental Services, Industrial Equipment, Industrial Materials, Paper and Forest Products and Transportation may compare its performance to that of the Goldman Sachs Cyclical Industries Index, a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services.

Each of Brokerage and Investment Management, Financial Services, Home Finance, Insurance and Regional Banks may compare its performance to that of the Goldman Sachs Financial Services Index, a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies.

Each of Biotechnology, Health Care, Medical Delivery and Medical Equipment and Systems may compare its performance to that of the Goldman Sachs Health Care Index, a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services.

Each of Energy, Energy Service, Gold, Natural Resources and Precious Metals and Minerals may compare its performance to that of the Goldman Sachs Natural Resources Index, a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold & precious metals mining along with other mineral mining, energy companies providing oil & gas services, and owners and operators of timber tracts and forestry services.

Each of Business Services and Outsourcing, Computers, Developing Communications, Electronics, Software and Computer services and Technology may compare its performance to that of the Goldman Sachs Technology Index, a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

Each of Natural Gas, Telecommunications and Utilities Growth may compare its performance to that of the Goldman Sachs Utilities Index, a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/ALL TAXABLE, which is reported in IBC's MONEY FUND REPORT(trademark), covers over 916 taxable money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A stock fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

MOMENTUM INDICATORS indicate price movements over specific periods of time for a stock fund. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A stock fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of February 28, 1999, FMR advised over $34 billion in municipal fund assets, $127 billion in taxable fixed-income fund assets, $131 billion in money market fund assets, $501 billion in equity fund assets, $13 billion in international fund assets, and $32 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the money market fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;

2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;

3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in waiver (1) above) of such employer, maintained at least one employee benefit plan that qualified for waiver (1) above and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more investment accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;

4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);

6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);

7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;

8. to shares purchased through Portfolio Advisory ServicesSM or Fidelity Charitable Advisory Services;

9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; or

10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities.

A fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in the following prototype or prototype-like retirement plans sponsored by FMR or FMR Corp.: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan).

On October 12, 1990, the funds changed their sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased your shares prior to that date, when you redeem those shares a trading fee will be deducted and a deferred sales charge of 1% of this net redemption amount will be deducted. The deferred sales charge does not apply to exchanges between Select funds.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.

CAPITAL GAINS DISTRIBUTIONS. Each fund's long-term capital gains distributions are federally taxable to shareholders generally as capital gains. The money market fund may distribute any net realized capital gains once a year or more often, as necessary.

As of February 28, 1999, Automotive had a capital loss carryforward aggregating approximately $1,009,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Electronics had a capital loss carryforward aggregating approximately $102,009,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Energy had a capital loss carryforward aggregating approximately $3,040,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Energy Services had a capital loss carryforward aggregating approximately $85,150,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Gold had a capital loss carryforward aggregating approximately $52,460,000. This loss carryforward, of which $35,849,000 and $16,611,000, will expire on February 28, 2006 and 2007, respectively, is available to offset future capital gains.

As of February 28, 1999, Industrial Materials had a capital loss carryforward aggregating approximately $840,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Medical Delivery had a capital loss carryforward aggregating approximately $10,988,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Natural Gas had a capital loss carryforward aggregating approximately $3,229,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Natural Resources had a capital loss carryforward aggregating approximately $563,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Paper and Forest Products had a capital loss carryforward aggregating approximately $2,903,000. This loss carryforward, all of which will expire on February 28, 2007, is available to offset future capital gains.

As of February 28, 1999, Precious Metals and Minerals had a capital loss carryforward aggregating approximately $77,793,000. This loss carryforward, of which $1,376,000, $55,694,000, and $20,723,000, will expire on February 28, 2001, 2006, and 2007, respectively, is available to offset future capital gains.

RETURNS OF CAPITAL. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAX CREDIT OR DEDUCTION. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; and a Director of FDC. Abigail Johnson, Member of the Advisory Board of Fidelity Select Portfolios, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Select Portfolios (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as Director of General Re Corporation (reinsurance, 1987-1998), and Valuation Research Corp. (appraisals and valuations, 1993-1995). He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (56), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage, 1997).

*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

BOYCE I. GREER (43), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

FRED L. HENNING, JR. (59), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

JOHN T. TODD (50), is Vice President of Select Money Market Portfolio
(1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.

ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

STANLEY N. GRIFFITH (52), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant
Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1999, or calendar year ended December 31, 1998, as applicable.
Compensation Table

AGGREGATE COMPENSATION FROM A    Edward C.  Johnson 3d**  Abigail P.  Johnson**  J. Gary Burkhead **  Ralph F. Cox
FUNDA

Air TransportationB              $ 0                      $ 0                     $ 0                 $ 36

AutomotiveB                      $ 0                      $ 0                     $ 0                 $ 20

BiotechnologyB                   $ 0                      $ 0                     $ 0                 $ 194

Brokerage and Investment         $ 0                      $ 0                     $ 0                 $ 252
ManagementB

Business Services and            $ 0                      $ 0                     $ 0                 $ 17
OutsourcingB

ChemicalsB                       $ 0                      $ 0                     $ 0                 $ 17

ComputersB                       $ 0                      $ 0                     $ 0                 $ 316

Construction and HousingB        $ 0                      $ 0                     $ 0                 $ 28

Consumer IndustriesB             $ 0                      $ 0                     $ 0                 $ 26

Cyclical IndustriesB             $ 0                      $ 0                     $ 0                 $ 1

Defense and AerospaceB           $ 0                      $ 0                     $ 0                 $ 20

Developing CommunicationsB       $ 0                      $ 0                     $ 0                 $ 96

ElectronicsB                     $ 0                      $ 0                     $ 0                 $ 761

EnergyB                          $ 0                      $ 0                     $ 0                 $ 49

Energy ServiceB                  $ 0                      $ 0                     $ 0                 $ 241

Environmental ServicesB          $ 0                      $ 0                     $ 0                 $ 7

Financial ServicesB              $ 0                      $ 0                     $ 0                 $ 216

Food and AgricultureB            $ 0                      $ 0                     $ 0                 $ 80

GoldB                            $ 0                      $ 0                     $ 0                 $ 73

Health CareB,C,D                 $ 0                      $ 0                     $ 0                 $ 843

Home FinanceB                    $ 0                      $ 0                     $ 0                 $ 487

Industrial EquipmentB            $ 0                      $ 0                     $ 0                 $ 15

Industrial MaterialsB            $ 0                      $ 0                     $ 0                 $ 6

InsuranceB                       $ 0                      $ 0                     $ 0                 $ 39

LeisureB                         $ 0                      $ 0                     $ 0                 $ 98

Medical DeliveryB                $ 0                      $ 0                     $ 0                 $ 55

Medical Equipment and SystemsB+  $ 0                      $ 0                     $ 0                 $ 5

MultimediaB                      $ 0                      $ 0                     $ 0                 $ 44

Natural GasB                     $ 0                      $ 0                     $ 0                 $ 18

Natural ResourcesB               $ 0                      $ 0                     $ 0                 $ 2

Paper and Forest ProductsB       $ 0                      $ 0                     $ 0                 $ 6

Precious Metals and MineralsB    $ 0                      $ 0                     $ 0                 $ 53

Regional BanksB                  $ 0                      $ 0                     $ 0                 $ 439

RetailingB                       $ 0                      $ 0                     $ 0                 $ 91

Software and Computer ServicesB  $ 0                      $ 0                     $ 0                 $ 191

TechnologyB                      $ 0                      $ 0                     $ 0                 $ 240

TelecommunicationsB              $ 0                      $ 0                     $ 0                 $ 263

TransportationB                  $ 0                      $ 0                     $ 0                 $ 10

Utilities GrowthB                $ 0                      $ 0                     $ 0                 $ 138

Money MarketB                    $ 0                      $ 0                     $ 0                 $ 326

TOTAL COMPENSATION FROM THE      $ 0                      $ 0                    $ 0                  $ 223,500
FUND COMPLEX*,A



AGGREGATE COMPENSATION FROM A   Phyllis Burke Davis  Robert  M. Gates   E. Bradley Jones  Donald J. Kirk  Peter S. Lynch**
FUNDA

Air TransportationB              $ 36                 $ 36               $ 36              $ 36            $ 0

AutomotiveB                      $ 19                 $ 20               $ 19              $ 20            $ 0

BiotechnologyB                   $ 191                $ 193              $ 192             $ 194           $ 0

Brokerage and Investment         $ 248                $ 253              $ 251             $ 255           $ 0
ManagementB

Business Services and            $ 17                 $ 17               $ 17              $ 18            $ 0
OutsourcingB

ChemicalsB                       $ 17                 $ 17               $ 17              $ 17            $ 0

ComputersB                       $ 311                $ 315              $ 313             $ 315           $ 0

Construction and HousingB        $ 27                 $ 28               $ 27              $ 28            $ 0

Consumer IndustriesB             $ 26                 $ 26               $ 26              $ 27            $ 0

Cyclical IndustriesB             $ 1                  $ 1                $ 1               $ 1             $ 0

Defense and AerospaceB           $ 20                 $ 20               $ 20              $ 20            $ 0

Developing CommunicationsB       $ 94                 $ 96               $ 95              $ 96            $ 0

ElectronicsB                     $ 751                $ 761              $ 756             $ 763           $ 0

EnergyB                          $ 49                 $ 49               $ 49              $ 50            $ 0

Energy ServiceB                  $ 238                $ 242              $ 240             $ 243           $ 0

Environmental ServicesB          $ 7                  $ 7                $ 7               $ 7             $ 0

Financial ServicesB              $ 213                $ 216              $ 214             $ 218           $ 0

Food and AgricultureB            $ 79                 $ 80               $ 79              $ 80            $ 0

GoldB                            $ 72                 $ 72               $ 72              $ 73            $ 0

Health CareB,C,D                 $ 832                $ 842              $ 837             $ 848           $ 0

Home FinanceB                    $ 481                $ 488              $ 485             $ 493           $ 0

Industrial EquipmentB            $ 15                 $ 15               $ 15              $ 15            $ 0

Industrial MaterialsB            $ 6                  $ 6                $ 6               $ 6             $ 0

InsuranceB                       $ 38                 $ 39               $ 39              $ 39            $ 0

LeisureB                         $ 96                 $ 98               $ 97              $ 99            $ 0

Medical DeliveryB                $ 54                 $ 55               $ 55              $ 56            $ 0

Medical Equipment and SystemsB+  $ 5                  $ 5                $ 5               $ 5             $ 0

MultimediaB                      $ 43                 $ 44               $ 43              $ 44            $ 0

Natural GasB                     $ 18                 $ 18               $ 18              $ 19            $ 0

Natural ResourcesB               $ 2                  $ 2                $ 2               $ 2             $ 0

Paper and Forest ProductsB       $ 6                  $ 6                $ 6               $ 6             $ 0

Precious Metals and MineralsB    $ 52                 $ 53               $ 53              $ 53            $ 0

Regional BanksB                  $ 433                $ 440              $ 437             $ 443           $ 0

RetailingB                       $ 90                 $ 91               $ 91              $ 92            $ 0

Software and Computer ServicesB  $ 188                $ 191              $ 189             $ 192           $ 0

TechnologyB                      $ 237                $ 240              $ 239             $ 240           $ 0

TelecommunicationsB              $ 259                $ 263              $ 261             $ 265           $ 0

TransportationB                  $ 10                 $ 10               $ 10              $ 10            $ 0

Utilities GrowthB                $ 136                $ 138              $ 137             $ 138           $ 0

Money MarketB                    $ 322                $ 326              $ 323             $ 330           $ 0

TOTAL COMPENSATION FROM THE     $ 220,500            $ 223,500          $222,000          $ 226,500        $ 0
FUND COMPLEX*,A



AGGREGATE COMPENSATION FROM
A                           William O. McCoy   Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen **  Thomas R. Williams
FUNDA

Air TransportationB          $ 36              $ 44                  $ 36            $ 0                 $ 36

AutomotiveB                  $ 20              $ 24                  $ 20            $ 0                 $ 20

BiotechnologyB               $ 193             $ 237                 $ 193           $ 0                 $ 193

Brokerage and Investment     $ 253             $ 309                 $ 253           $ 0                 $ 253
ManagementB

Business Services and        $ 17              $ 21                  $ 17            $ 0                 $ 17
OutsourcingB

ChemicalsB                   $ 17              $ 21                  $ 17            $ 0                 $ 17

ComputersB                   $ 315             $ 385                 $ 315           $ 0                 $ 315

Construction and HousingB    $ 28              $ 34                  $ 28            $ 0                 $ 28

Consumer IndustriesB         $ 26              $ 32                  $ 26            $ 0                 $ 26

Cyclical IndustriesB         $ 1               $ 2                   $ 1             $ 0                 $ 1

Defense and AerospaceB       $ 20              $ 25                  $ 20            $ 0                 $ 20

Developing CommunicationsB   $ 96              $ 117                 $ 96            $ 0                 $ 96

ElectronicsB                 $ 761             $ 931                 $ 761           $ 0                 $ 761

EnergyB                      $ 49              $ 60                  $ 49            $ 0                 $ 49

Energy ServiceB              $ 242             $ 296                 $ 242           $ 0                 $ 242

Environmental ServicesB      $ 7               $ 9                   $ 7             $ 0                 $ 7

Financial ServicesB          $ 216             $ 264                 $ 216           $ 0                 $ 216

Food and AgricultureB        $ 80              $ 98                  $ 80            $ 0                 $ 80

GoldB                        $ 72              $ 89                  $ 72            $ 0                 $ 72

Health CareB,C,D             $ 842             $ 1,031               $ 842           $ 0                 $ 842

Home FinanceB                $ 488             $ 598                 $ 488           $ 0                 $ 488

Industrial EquipmentB        $ 15              $ 18                  $ 15            $ 0                 $ 15

Industrial MaterialsB        $ 6               $ 7                   $ 6             $ 0                 $ 6

InsuranceB                   $ 39              $ 48                  $ 39            $ 0                 $ 39

LeisureB                     $ 98              $ 120                 $ 98            $ 0                 $ 98

Medical DeliveryB            $ 55              $ 67                  $ 55            $ 0                 $ 55

Medical Equipment and
SystemsB+                    $ 5               $ 6                   $ 5             $ 0                 $ 5

MultimediaB                  $ 44              $ 54                  $ 44            $ 0                 $ 44

Natural GasB                 $ 18              $ 23                  $ 18            $ 0                 $ 18

Natural ResourcesB           $ 2               $ 3                   $ 2             $ 0                 $ 2

Paper and Forest ProductsB   $ 6               $ 8                   $ 6             $ 0                 $ 6

Precious Metals and
MineralsB                    $ 53              $ 65                  $ 53            $ 0                 $ 53

Regional BanksB              $ 440             $ 539                 $ 440           $ 0                 $ 440

RetailingB                   $ 91              $ 112                 $ 91            $ 0                 $ 91

Software and Computer
ServicesB                    $ 191             $ 233                 $ 191           $ 0                 $ 191

TechnologyB                  $ 240             $ 294                 $ 240           $ 0                 $ 240

TelecommunicationsB          $ 263             $ 322                 $ 263           $ 0                 $ 263

TransportationB              $ 10              $ 12                  $ 10            $ 0                 $ 10

Utilities GrowthB            $ 138             $ 169                 $ 138           $ 0                 $ 138

Money MarketB                $ 326             $ 396                 $ 326           $ 0                 $ 326

TOTAL COMPENSATION FROM
THE                         $ 223,500          $ 273,500             $ 220,500      $ 0                 $ 223,500
FUND COMPLEX*,A


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $379; Phyllis Burke Davis, $379; Robert M. Gates, $379; E. Bradley Jones, $379; Donald J. Kirk, $379; William O. McCoy, $379; Gerald C. McDonough, $443; Marvin L. Mann, $379; and Thomas R. Williams, $379.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $321, Health Care; William O. McCoy, $321, Health Care; Marvin L. Mann, $263, Health Care; and Thomas R. Williams, $321, Health Care.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of February 28, 1999, approximately 15.71% and 38.73% of Natural Resources' and Cyclical Industries' total outstanding shares were held by an FMR affiliate. FMR Corp. is the ultimate parent company of FMR this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 161, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of Natural Resources' and Cyclical Industries' shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of February 28, 1999, the following owned of record or beneficially 5% or more (up to and including 25%) of each fund's outstanding shares:

Air Transportation: First Trust Corporation, Denver, CO (5.80%)

Energy: Boston College, Boston, MA (5.64%)

Natural Resources: FMR Capital, Boston, MA (15.71%)

As of February 28, 1999, approximately 38.73% of Cyclical Industries' total outstanding shares were held by FMR Capital, Boston, Massachusetts.

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, FIMM, FMR U.K. and FMR Far East. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, the money market fund pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate, and an income-based component of 6% of the fund's monthly gross income in excess of an annualized 5% yield. For this purpose, gross income includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium on portfolio obligations. The maximum income-based component is an amount equal to an annual rate of 0.24% of the fund's average net assets throughout the month.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the money market fund.

MONEY MARKET FUND

Group Fee Rate Schedule                 Effective Annual Fee Rates

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $707 billion of group net assets - the approximate level for February 1999 - was 0.1312%, which is the weighted average of the respective fee rates for each level of group net assets up to $707 billion.

The money market fund's individual fund fee rate is 0.03%. One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month to which the income-based component is added.

For the services of FMR under the management contract, each stock fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The following is the fee schedule for the stock funds.

STOCK FUNDS

Group Fee Rate SchedulE                 Effective Annual Fee RateS

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $ 0.5 billion    .5200%

 3 - 6                .4900               25              .4238

 6 - 9                .4600               50              .3823

 9 - 12               .4300               75              .3626

 12 - 15              .4000               100             .3512

 15 - 18              .3850               125             .3430

 18 - 21              .3700               150             .3371

 21 - 24              .3600               175             .3325

 24 - 30              .3500               200             .3284

 30 - 36              .3450               225             .3249

 36 - 42              .3400               250             .3219

 42 - 48              .3350               275             .3190

 48 - 66              .3250               300             .3163

 66 - 84              .3200               325             .3137

 84 - 102             .3150               350             .3113

 102 - 138            .3100               375             .3090

 138 - 174            .3050               400             .3067

 174 - 210            .3000               425             .3046

 210 - 246            .2950               450             .3024

 246 - 282            .2900               475             .3003

 282 - 318            .2850               500             .2982

 318 - 354            .2800               525             .2962

 354 - 390            .2750               550             .2942

 390 - 426            .2700

 426 - 462            .2650

 462 - 498            .2600

 498 - 534            .2550

 Over 534             .2500


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $707 billion of group net assets - the approximate level for February 1999 - was 0.2843%, which is the weighted average of the respective fee rates for each level of group net assets up to $707 billion.

Each stock fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for February
1999, each stock fund's annual management fee rate would be calculated as follows:

             Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Stock Funds  0.2843%         +  0.30%                     =  0.5843%


One-twelfth of the management fee rate is applied to each stock fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund                            Fiscal Years Ended February 28  Management Fees Paid to FMR

Air Transportation              1999                            $ 573,138

                                1998                            $ 378,349

                                1997                            $ 539,940

Automotive                      1999                            $ 357,296

                                1998                            $ 369,375

                                1997                            $ 726,743

Biotechnology                   1999                            $ 3,390,377

                                1998                            $ 3,442,469

                                1997                            $ 4,324,960

Brokerage and Investment        1999                            $ 4,267,725
Management

                                1998                            $ 2,493,991

                                1997                            $ 448,938

Business Services and           1999                            $ 326,653
Outsourcing

                                1998*                           $ 2,948

Chemicals                       1999                            $ 276,652

                                1998                            $ 496,851

                                1997                            $ 745,680

Computers                       1999                            $ 6,013,190

                                1998                            $ 3,921,116

                                1997                            $ 3,309,228

Construction and Housing        1999                            $ 490,439

                                1998                            $ 155,730

                                1997                            $ 408,988

Consumer Industries             1999                            $ 457,965

                                1998                            $ 161,119

                                1997                            $ 154,434

Cyclical Industries             1999                            $ 22,236

                                1998**                          $ 21,141

Defense and Aerospace           1999                            $ 312,058

                                1998                            $ 381,060

                                1997                            $ 268,010

Developing Communications       1999                            $ 1,854,817

                                1998                            $ 1,420,790

                                1997                            $ 1,856,888

Electronics                     1999                            $ 13,375,808

                                1998                            $ 14,146,742

                                1997                            $ 7,859,173

Energy                          1999                            $ 825,294

                                1998                            $ 1,137,325

                                1997                            $ 1,066,783

Energy Service                  1999                            $ 3,826,822

                                1998                            $ 5,735,646

                                1997                            $ 2,790,650

Environmental Services          1999                            $ 122,145

                                1998                            $ 165,498

                                1997                            $ 252,081

Fund                            Fiscal Years Ended February 28  Management Fees Paid to FMR

Financial Services              1999                            $ 3,668,034

                                1998                            $ 2,799,557

                                1997                            $ 1,661,452

Food and Agriculture            1999                            $ 1,335,082

                                1998                            $ 1,473,308

                                1997                            $ 1,682,437

Gold                            1999                            $ 1,216,228

                                1998                            $ 1,664,398

                                1997                            $ 2,501,556

Health Care                     1999                            $ 14,851,440

                                1998                            $ 9,512,189

                                1997                            $ 7,661,331

Home Finance                    1999                            $ 7,895,622

                                1998                            $ 7,971,664

                                1997                            $ 4,201,147

Industrial Equipment            1999                            $ 249,535

                                1998                            $ 358,194

                                1997                            $ 560,442

Industrial Materials            1999                            $ 94,263

                                1998                            $ 178,398

                                1997                            $ 590,927

Insurance                       1999                            $ 645,431

                                1998                            $ 657,447

                                1997                            $ 204,881

Leisure                         1999                            $ 1,721,162

                                1998                            $ 853,326

                                1997                            $ 643,761

Medical Delivery                1999                            $ 909,497

                                1998                            $ 949,169

                                1997                            $ 1,307,251

Medical Equipment and Systems   1999***                         $ 80,475

Multimedia                      1999                            $ 768,461

                                1998                            $ 355,794

                                1997                            $ 513,562

Natural Gas                     1999                            $ 301,788

                                1998                            $ 489,011

                                1997                            $ 679,330

Natural Resources               1999                            $ 38,307

                                1998**                          $ 38,241

Paper and Forest Products       1999                            $ 87,942

                                1998                            $ 144,890

                                1997                            $ 194,763

Precious Metals and Minerals    1999                            $ 882,668

                                1998                            $ 1,160,570

                                1997                            $ 2,005,219

Regional Banks                  1999                            $ 7,314,180

                                1998                            $ 6,188,500

                                1997                            $ 2,534,699

Fund                            Fiscal Years Ended February 28  Management Fees Paid to FMR

Retailing                       1999                            $ 1,658,052

                                1998                            $ 911,425

                                1997                            $ 1,338,783

Software and Computer Services  1999                            $ 3,378,317

                                1998                            $ 2,593,824

                                1997                            $ 2,546,782

Technology                      1999                            $ 4,515,599

                                1998                            $ 3,293,787

                                1997                            $ 2,800,144

Telecommunications              1999                            $ 4,615,660

                                1998                            $ 2,473,329

                                1997                            $ 2,878,937

Transportation                  1999                            $ 142,306

                                1998                            $ 341,054

                                1997                            $ 50,368

Utilities Growth                1999                            $ 2,410,584

                                1998                            $ 1,639,699

                                1997                            $ 1,440,039

Money Market                    1999                            $ 1,853,858

                                1998                            $ 1,715,272

                                1997                            $ 1,584,080


* Business Services and Outsourcing commenced operations of February
4, 1998.

** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.

*** Medical Equipment and Systems commenced operations on April 28,
1998.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, securities lending fees, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

During the past three fiscal periods, FMR voluntarily agreed to reimburse the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the dollar amount of management fees incurred under each applicable fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

Name of Fund              Aggregate Operating Expense  Fiscal Years Ended February 28  Management Fee Before
                          Limitation                                                   Reimbursement

Construction and Housing  2.50%                        1998                            $ 155,730

Cyclical Industries       2.50%                        1999                            $ 22,236

                                                       1998                            $ 21,141

Natural Resources         2.50%                        1999                            $ 38,307

                                                       1998                            $ 38,241

Business Services and     2.50%                        1998                            $ 2,948
Outsourcing

Transportation            2.50%                        1997                            $ 75,979



Name of Fund              Amount of Management Fee
                          Reimbursement

Construction and Housing  $ 9,992

Cyclical Industries       $ 22,236

                          $ 21,141

Natural Resources         $ 38,307

                          $ 38,241

Business Services and     $ 2,948
Outsourcing

Transportation            $ 25,611


SUB-ADVISER. On behalf of the money market fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to the fund. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreement for the money market fund, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the money market fund, for the fiscal years ended February 28, 1998 and 1997, FMR paid FMR Texas fees of $857,636 and $792,040, respectively. On behalf of the money market fund, for the fiscal year ended February 28, 1999, FMR paid FIMM fees of $926,930.

On behalf of the stock funds, FMR has entered into subadvisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

On behalf of the stock funds, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

On behalf of the stock funds, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

For providing investment advice and research services, fees paid to FMR U.K. and FMR Far East on behalf of the stock funds for the past three fiscal years are shown in the table below.

FEES PAID BY FMR TO FOREIGN SUB-ADVISERS


Fund                            FEES PAID BY FMR TO FMR U.K.   FEES PAID BY FMR TO FMR FAR
                                                               EAST

                                1999     1998      1997        1999     1998      1997

Air Transportation              $ 2,553  $ 3,327   $ 1,385     $ 2,411  $ 3,202   $ 1,429

Automotive                       6,503    4,434     16,190      5,175    4,325     14,746

Biotechnology                    5,639    11,836    57,555      4,245    10,833    55,421

Brokerage and Investment         35,636   13,584    1,593       31,379   13,185    1,549
Management

Business Services and            65       6*        --          48       5*        --
Outsourcing

Chemicals                        1,562    5,873     11,460      1,516    5,590     11,730

Computers                        17,784   15,517    14,494      13,154   15,486    14,124

Construction and Housing         583      6         463         525      5         439

Consumer Industries              1,246    474       190         1,024    455       189

Cyclical Industries              13       40**      --          9        40**      --

Defense and Aerospace            0        1,692     928         0        1,755     853

Developing Communications        40,270   19,094    16,341      32,779   18,708    15,580

Electronics                      82,887   147,596   26,600      72,615   143,650   22,356

Energy                           22,599   25,414    27,154      18,894   24,716    25,283

Energy Service                   40,212   51,145    26,346      35,640   49,720    25,339

Environmental Services           17       2,414     1,352       19       2,242     1,317

Financial Services               4,454    439       0           3,790    424       0

Food and Agriculture             18,053   5,707     1,856       15,039   5,521     1,799

Gold                             20,125   --        --          15,199   --        --

Health Care                      97,086   96,459    140,931     78,047   95,116    132,786

Home Finance                     9,249    14,065    13,987      9,829    13,533    12,464

Industrial Equipment             590      736       1,764       533      746       1,518

Industrial Materials             35       1,579     12,985      35       1,540     12,586

Insurance                        917      770       153         879      746       146

Leisure                          7,018    1,740     2,080       5,868    1,685     1,990

Medical Delivery                 0        216       741         0        187       642

Medical Equipment and Systems    73***    --        --          63***    --        --

Multimedia                       1,632    711       3,001       1,301    694       2,963

Natural Gas                      1,450    182       786         1,150    154       660

Natural Resources                1,041    559**     --          851      554**     --

Paper and Forest Products        1,858    809       1,218       1,762    772       1,118

Precious Metals and Minerals     48,237   42,196    104,793     39,878   40,224    101,856

Regional Banks                   3,255    6,772     2,772       3,095    6,544     2,458

Retailing                        0        0         1,846       0        0         1,805

Software and Computer Services   14,881   14,371    16,414      13,002   13,791    15,288

Technology                       86,248   23,941    16,385      66,343   25,181    14,600

Telecommunications               47,989   37,699    24,984      39,416   36,443    25,546

Transportation                   502      571       563         474      575       539

Utilities Growth                 3,104    3,855     3,110       2,777    3,672     3,012


* Business Services and Outsourcing commenced operations of February
4, 1998.

** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.

*** Medical Equipment and Systems commenced operations on April 28,
1998.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FMR Far East on behalf of the stock funds for the past three fiscal years.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

For fiscal 1997, FDC collected, in the aggregate, $550,208 of deferred sales charges from the total value of shares redeemed by shareholders in all funds. On October 12, 1990, the funds' 2.00% sales charge was increased to 3.00% and the 1.00% deferred sales charge was eliminated. For fiscal 1997, FDC collected, in the aggregate, $51,023,883 of front-end sales charges. The following table shows the sales charge revenue retained by FDC for fiscal 1997.

                                Fiscal Year Ended  Sales Charge Revenue  Deferred Sales Charge Revenue

Air Transportation              Feb. 28, 1997      $ 668,390             $ 1,386

Automotive                      Feb. 28, 1997       466,135               2,159

Biotechnology                   Feb. 28, 1997       1,854,442             41,551

Brokerage and Investment        Feb. 28, 1997       903,649               1,311
Management

Chemicals                       Feb. 28, 1997       579,393               6,478

Computers                       Feb. 28, 1997       2,540,952             5,155

Construction and Housing        Feb. 28, 1997       174,919               1,261

Consumer Industries             Feb. 28, 1997       169,639               682

Defense and Aerospace           Feb. 28, 1997       292,571               1,408

Developing Communications       Feb. 28, 1997       733,692               7,987

Electronics                     Feb. 28, 1997       9,021,074             9,923

Energy                          Feb. 28, 1997       1,029,850             14,667

Energy Service                  Feb. 28, 1997       4,165,989             10,974

Environmental Services          Feb. 28, 1997       177,009               9,944

Financial Services              Feb. 28, 1997       1,400,884             8,487

Food and Agriculture            Feb. 28, 1997       1,095,115             7,683

Gold                            Feb. 28, 1997       1,162,696             43,678

Health Care                     Feb. 28, 1997       2,553,184             69,909

Home Finance                    Feb. 28, 1997       5,869,188             4,653

Industrial Equipment            Feb. 28, 1997       252,021               2,660

Industrial Materials            Feb. 28, 1997       866,268               4,072

Insurance                       Feb. 28, 1997       248,750               1,364

Leisure                         Feb. 28, 1997       282,104               14,717

Medical Delivery                Feb. 28, 1997       567,463               6,016

Multimedia                      Feb. 28, 1997       338,283               4,261

Natural Gas                     Feb. 28, 1997       682,901               2,332

Paper and Forest Products       Feb. 28, 1997       126,407               2,892

Precious Metals and Minerals    Feb. 28, 1997       669,762               45,427

Regional Banks                  Feb. 28, 1997       3,497,512             3,702

Retailing                       Feb. 28, 1997       838,536               4,812

Software and Computer Services  Feb. 28, 1997       1,921,006             5,034

Technology                      Feb. 28, 1997       1,543,709             36,252

Telecommunications              Feb. 28, 1997       1,182,016             30,536

Transportation                  Feb. 28, 1997       101,332               682

Utilities Growth                Feb. 28, 1997       238,618               38,523

Money Market                    Feb. 28, 1997       2,788,424             97,630


Sales charge revenues collected and retained by FDC for the fiscal years 1999 and 1998 are shown in the table below.

                                               Sales Charge Revenue                          Deferred Sales Charge Revenue

                            Fiscal Year Ended  Amount  Paid to FDC   Amount Retained by FDC  Amount  Paid to FDC

Air Transportation          Feb. 28, 1999      $ 432,957             $ 423,538               $ 2,545

                            Feb. 28, 1998       299,325               290,774                 946

Automotive                  Feb. 28, 1999       151,425               151,425                 1,131

                            Feb. 28, 1998       70,085                69,822                  597

Biotechnology               Feb. 28, 1999       1,182,620             1,176,547               23,624

                            Feb. 28, 1998       1,105,374             1,099,427               31,256

Brokerage and Investment    Feb. 28, 1999       4,817,568             4,806,902               5,812
Management

                            Feb. 28, 1998       4,327,828             4,314,336               2,431

Business Services and       Feb. 28, 1999       661,865               661,865                 106
Outsourcing

                            Feb. 28, 1998*      61,937                61,787                  0

Chemicals                   Feb. 28, 1999       45,096                44,178                  7,081

                            Feb. 28, 1998       84,712                84,544                  7,955

Computers                   Feb. 28, 1999       9,062,985             9,053,383               5,657

                            Feb. 28, 1998       3,518,068             3,494,034               6,144

Construction and Housing    Feb. 28, 1999       451,157               449,854                 653

                            Feb. 28, 1998       257,572               257,391                 240

Consumer Industries         Feb. 28, 1999       342,823               339,350                 208

                            Feb. 28, 1998       84,756                79,995                  805

Cyclical Industries         Feb. 28, 1999       16,210                16,210                  0

                            Feb. 28, 1998**     36,552                36,552                  0

Defense and Aerospace       Feb. 28, 1999       127,643               125,494                 824

                            Feb. 28, 1998       312,026               309,320                 1,329

Developing Communications   Feb. 28, 1999       1,740,638             1,737,968               3,177

                            Feb. 28, 1998       479,806               477,848                 6,980

Electronics                 Feb. 28, 1999       7,287,169             7,252,407               10,633

                            Feb. 28, 1998       20,665,782            20,595,342              10,101

Energy                      Feb. 28, 1999       570,198               567,585                 12,418

                            Feb. 28, 1998       600,122               592,780                 14,514

Energy Service              Feb. 28, 1999       3,272,526             3,265,721               9,358

                            Feb. 28, 1998       10,530,278            10,501,244              11,289

Environmental Services      Feb. 28, 1999       29,658                28,390                  7,574

                            Feb. 28, 1998       42,162                42,118                  6,428

Financial Services          Feb. 28, 1999       2,154,649             2,152,071               13,596

                            Feb. 28, 1998       2,098,142             2,087,581               8,343

Food and Agriculture        Feb. 28, 1999       373,556               371,478                 5,955

                            Feb. 28, 1998       682,877               665,203                 5,255

Gold                        Feb. 28, 1999       691,742               685,928                 19,578

                            Feb. 28, 1998       916,845               902,000                 27,084

Health Care                 Feb. 28, 1999       10,991,959            10,970,853              58,978

                            Feb. 28, 1998       4,316,495             4,275,358               56,845

Home Finance                Feb. 28, 1999       4,255,219             4,241,642               13,199

                            Feb. 28, 1998       9,770,117             9,751,663               5,349

Industrial Equipment        Feb. 28, 1999       25,189                24,472                  1,074

                            Feb. 28, 1998       60,451                60,217                  2,151

Industrial Materials        Feb. 28, 1999       12,710                12,337                  1,065

                            Feb. 28, 1998       21,426                20,666                  2,207

Insurance                   Feb. 28, 1999       351,928               351,772                 1,491

                            Feb. 28, 1998       686,986               664,282                 786

Leisure                     Feb. 28, 1999       956,242               946,671                 10,919

                            Feb. 28, 1998       457,999               448,102                 13,069

                                               Sales Charge Revenue                          Deferred Sales Charge Revenue

                            Fiscal Year Ended  Amount  Paid to FDC   Amount Retained by FDC  Amount  Paid to FDC

Medical Delivery            Feb. 28, 1999      $ 324,894             $ 324,831               $ 6,973

                            Feb. 28, 1998       212,167               208,986                 6,095

Medical Equipment and
Systems                     Feb. 28, 1999***    283,524               283,524                 2,642

Multimedia                  Feb. 28, 1999       599,274               596,505                 1,687

                            Feb. 28, 1998       304,729               289,533                 739

Natural Gas                 Feb. 28, 1999       123,203               121,320                 982

                            Feb. 28, 1998       288,000               286,855                 2,018

Natural Resources           Feb. 28, 1999       24,488                24,488                  8

                            Feb. 28, 1998**     81,304                81,304                  26

Paper and Forest Products   Feb. 28, 1999       45,535                45,535                  737

                            Feb. 28, 1998       82,389                81,018                  2,161

Precious Metals and
Minerals                    Feb. 28, 1999       418,114               414,477                 18,943

                            Feb. 28, 1998       590,860               588,609                 30,793

Regional Banks              Feb. 28, 1999       3,590,683             3,579,211               8,288

                            Feb. 28, 1998       7,288,315             7,262,004               4,790

Retailing                   Feb. 28, 1999       1,568,122             1,565,474               2,870

                            Feb. 28, 1998       622,003               618,590                 2,757

Software and Computer
Services                    Feb. 28, 1999       1,939,605             1,925,580               4,793

                            Feb. 28, 1998       1,272,908             1,258,051               5,910

Technology                  Feb. 28, 1999       5,573,254             5,562,533               32,321

                            Feb. 28, 1998       2,082,341             2,072,865               22,926

Telecommunications          Feb. 28, 1999       3,594,841             3,578,078               12,323

                            Feb. 28, 1998       1,091,356             1,084,052               16,675

Transportation              Feb. 28, 1999       94,851                93,190                  657

                            Feb. 28, 1998       168,254               167,042                 925

Utilities Growth            Feb. 28, 1999       1,250,178             1,246,320               21,580

                            Feb. 28, 1998       629,220               601,884                 22,382

Money Market                Feb. 28, 1999       1,708,692             1,617,903               67,970

                            Feb. 28, 1998       2,402,715             2,223,313               95,881





                                Amount Retained by FDC

Air Transportation              $ 2,545

                                 946

Automotive                       1,131

                                 597

Biotechnology                    23,624

                                 31,256

Brokerage and Investment         5,812
Management

                                 2,431

Business Services and            106
Outsourcing

                                 0

Chemicals                        7,081

                                 7,955

Computers                        5,657

                                 6,144

Construction and Housing         653

                                 240

Consumer Industries              208

                                 805

Cyclical Industries              0

                                 0

Defense and Aerospace            824

                                 1,329

Developing Communications        3,177

                                 6,980

Electronics                      10,633

                                 10,101

Energy                           12,418

                                 14,514

Energy Service                   9,358

                                 11,289

Environmental Services           7,574

                                 6,428

Financial Services               13,596

                                 8,343

Food and Agriculture             5,955

                                 5,255

Gold                             19,578

                                 27,084

Health Care                      58,978

                                 56,845

Home Finance                     13,199

                                 5,349

Industrial Equipment             1,074

                                 2,151

Industrial Materials             1,065

                                 2,207

Insurance                        1,491

                                 786

Leisure                          10,919

                                 13,069



                                Amount Retained by FDC

Medical Delivery                $ 6,973

                                 6,095

Medical Equipment and Systems    2,642

Multimedia                       1,687

                                 739

Natural Gas                      982

                                 2,018

Natural Resources                8

                                 26

Paper and Forest Products        737

                                 2,161

Precious Metals and Minerals     18,943

                                 30,793

Regional Banks                   8,288

                                 4,790

Retailing                        2,870

                                 2,757

Software and Computer Services   4,793

                                 5,910

Technology                       32,321

                                 22,926

Telecommunications               12,323

                                 16,675

Transportation                   657

                                 925

Utilities Growth                 21,580

                                 22,382

Money Market                     67,970

                                 95,881


* Business Services and Outsourcing commenced operations on February
4, 1998.

** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.

*** Medical Equipment and Systems commenced operations on April 28,
1998.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

For the stock funds, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC collects a $7.50 exchange fee for each exchange out of a stock fund.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each stock fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the money market fund are 0.0150% for the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, and 0.0010% of average net assets in excess of $10 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 per year.

The annual rates for pricing and bookkeeping services for the stock funds are 0.0750% for the first $500 million of average net assets, 0.0550% of average net assets between $500 million and $3 billion, and 0.0010% of average net assets in excess of $3 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

                                PRICING AND BOOKKEEPING FEES

                                FISCAL 1999                   FISCAL 1998  FISCAL 1997

Air Transportation              $ 98,333                      $ 73,865     $ 92,138

Automotive                       67,412                        65,849       120,805

Biotechnology                    518,521                       538,574      612,580

Brokerage and Investment         593,407                       404,906      88,697
Management

Business Services and            60,809                        5,000*      N/A
Outsourcing

Chemicals                        62,258                        83,611       123,784

Computers                        746,605                       578,646      520,629

Construction and Housing         80,383                        60,209       76,325

Consumer Industries              75,037                        61,506       60,450

Cyclical Industries              60,050                        59,755**    N/A

Defense and Aerospace            68,157                        68,287       61,443

Developing Communications        287,287                       239,077      308,377

Electronics                      967,497                       802,315      799,758

Energy                           135,861                       191,416      177,681

Energy Service                   545,287                       680,412      445,567

Environmental Services           57,141                        60,348       64,394

Financial Services               543,141                       465,691      276,349

Food and Agriculture             220,104                       246,634      279,388

Gold                             199,332                       280,044      416,410

Health Care                      964,925                       800,697      805,100

Home Finance                     753,655                       791,859      596,198

Industrial Equipment             60,400                        65,050       93,288

Industrial Materials             60,350                        60,356       98,357

Insurance                        106,572                       114,165      60,415

Leisure                          279,815                       143,851      107,125

Medical Delivery                 150,958                       161,193      215,825

Medical Equipment and Systems    50,606***                    N/A          N/A

Multimedia                       124,969                       68,383       85,280

Natural Gas                      60,991                        82,484       113,435

Natural Resources                60,054                        59,758**    N/A

Paper and Forest Products        60,339                        60,338       60,429

Precious Metals and Minerals     145,054                       195,123      333,124

Regional Banks                   777,110                       749,121      408,850

Retailing                        268,863                       153,141      222,542

Software and Computer Services   517,970                       436,026      419,686

Technology                       622,874                       524,451      466,774

Telecommunications               625,067                       410,851      479,593

Transportation                   61,603                        64,993       60,368

Utilities Growth                 389,868                       274,740      239,403

Money Market                     120,261                       111,447      108,892


* Business Services and Outsourcing commenced operations on February
4, 1998.

** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.

*** Medical Equipment and Systems commenced operations on April 28,
1998.

For administering each stock fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

For the fiscal years ended February 1999, 1998, and 1997, no securities lending fees were incurred by those funds not listed below.

Securities lending fees paid by the funds to FSC for the past three fiscal years are shown in the table below.

                                SECURITIES LENDING FEES

                                FISCAL 1999              FISCAL 1998  FISCAL 1997

Biotechnology                   $ 18,000                 $ 8,740      $ 9,415

Chemicals                        395                      4,265        770

Computers                        17,470                   11,975       6,265

Construction and Housing         355                      298          445

Electronics                      14,330                   31,045       13,690

Energy                           365                      575          2,320

Energy Service                   125                      2,025        1,290

Financial Services               275                      775          0

Food and Agriculture             2,160                    5,870        0

Gold                             435                      1,255        3,065

Health Care                      13,910                   7,995        7,915

Medical Delivery                 2,510                    1,275        8,900

Regional Banks                   145                      2,730        3,860

Precious Metals and Minerals     285                      965          710

Retailing                        125                      2,570        4,965

Software and Computer Services   7,605                    18,840       5,940

Technology                       11,065                   20,865       16,005

Telecommunications               57,445                   10,585       10,530

Transportation                   625                      3,155        0

Utilities Growth                 6,915                    2,530        780


DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Fidelity Select Portfolios is an open-end management investment company organized as a Massachusetts business trust on November 20, 1980. On June 1, 1998, American Gold Portfolio changed its name from American Gold Portfolio to "Gold Portfolio." On July 18, 1996, Consumer Products Portfolio changed its name from Consumer Products Portfolio to "Consumer Industries Portfolio." On August 3, 1994, Utilities Portfolio changed its name from Utilities Portfolio to "Utilities Growth Portfolio." On April 30, 1994, Broadcast and Media Portfolio changed its name from Broadcast and Media Portfolio to "Multimedia Portfolio." Currently, there are 40 funds in Fidelity Select Portfolios: Air Transportation Portfolio, Automotive Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Gold Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Paper and Forest Products Portfolio, Precious Metals and Minerals Portfolio, Regional Banks Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, and Money Market Portfolio. The Trustees are permitted to create additional funds in the trust.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading
"Shareholder Liability" above.

The trust or any of its funds may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts is custodian of the assets of the stock funds. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the money market fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the stock funds' custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, Boston,
Massachusetts serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended February 28, 1999, and report of the auditor, are included in the funds' Annual Report and are incorporated herein by reference.

APPENDIX

Select Portfolios, Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity Investments, and Magellan, are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark)
APRIL 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

REGIONAL BANKS PORTFOLIO HAS BEEN RENAMED BANKING PORTFOLIO. ALL
REFERENCES TO REGIONAL BANKS PORTFOLIO THROUGHOUT THIS SAI SHOULD BE REPLACED WITH BANKING PORTFOLIO.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH STOCK FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH OF BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES
PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL
RESOURCES PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 3.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR MONEY
MARKET PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 5.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.


FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)

AIR TRANSPORTATION
AUTOMOTIVE
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
GOLD
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
REGIONAL BANKS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH

ANNUAL REPORT

FOR THE YEAR ENDING
FEBRUARY 28, 1999

AND

PROSPECTUS

DATED APRIL 29,1999

(Fidelity Logo graphics)(registered trademark)

CONTENTS

PERFORMANCE OVERVIEW       A-4

FUND UPDATES*

CONSUMER SECTOR            A-6        CONSUMER INDUSTRIES
                           A-13       FOOD AND AGRICULTURE
                           A-19       LEISURE
                           A-25       MULTIMEDIA
                           A-30       RETAILING

CYCLICALS SECTOR           A-35       AIR TRANSPORTATION
                           A-40       AUTOMOTIVE
                           A-45       CHEMICALS
                           A-50       CONSTRUCTION AND HOUSING
                           A-56       CYCLICAL INDUSTRIES
                           A-62       DEFENSE AND AEROSPACE
                           A-67       ENVIRONMENTAL SERVICES
                           A-72       INDUSTRIAL EQUIPMENT
                           A-78       INDUSTRIAL MATERIALS
                           A-84       PAPER AND FOREST PRODUCTS
                           A-89       TRANSPORTATION

FINANCIAL SERVICES SECTOR  A-94       BROKERAGE AND INVESTMENT MANAGEMENT
                           A-100      FINANCIAL SERVICES
                           A-106      HOME FINANCE
                           A-112      INSURANCE
                           A-117      REGIONAL BANKS

HEALTH CARE SECTOR         A-122      BIOTECHNOLOGY
                           A-128      HEALTH CARE
                           A-134      MEDICAL DELIVERY
                           A-139      MEDICAL EQUIPMENT AND SYSTEMS

NATURAL RESOURCES SECTOR   A-144      ENERGY
                           A-150      ENERGY SERVICE
                           A-156      GOLD
                           A-162      NATURAL RESOURCES
                           A-168      PRECIOUS METALS AND MINERALS


* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
  INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
  STATEMENTS.

TECHNOLOGY SECTOR              A-174  BUSINESS SERVICES AND OUTSOURCING
                               A-180  COMPUTERS
                               A-186  DEVELOPING COMMUNICATIONS
                               A-192  ELECTRONICS
                               A-198  SOFTWARE AND COMPUTER SERVICES
                               A-204  TECHNOLOGY

UTILITIES SECTOR               A-210  NATURAL GAS
                               A-215  TELECOMMUNICATIONS
                               A-221  UTILITIES GROWTH

                               A-226  MONEY MARKET

NOTES TO FINANCIAL STATEMENTS  A-233  FOOTNOTES TO THE FINANCIAL
                                      STATEMENTS

REPORT OF INDEPENDENT          A-237  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                  A-238

FIDELITY SELECT PORTFOLIO      P-1
PROSPECTUS


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

DEAR SHAREHOLDER:

Predictable only for their volatility, U.S. equity markets overcame a major correction to post impressive double-digit returns for the 12-month period ending February 28, 1999. For the period, the Standard & Poor's 500 Index - a large-capitalization-oriented index based on the performance of 500 widely held stocks - returned 19.74%, nearly double its historical annual average return. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - had a 10.75% increase for the 12-month period.

Of the 39 Select equity portfolios, 15 topped the S&P 500's return for the past 12 months. Meanwhile, 20 beat their Goldman Sachs indexes - which are designed to measure the performance of companies within the Select portfolios' sector concentrations. In comparison, 10 Select portfolios bested their S&P benchmark in the last reporting period six months ago, while 14 topped their Goldman Sachs index. The best-performing Select portfolio for the 12-month period was Computers, with a gain of 66.43%. Energy Service - whose performance tends to be closely linked to the price of oil - had the lowest return, declining 50.57%.

The period began with the U.S. economy continuing to demonstrate its strength. Low unemployment, tame inflation, strong consumer buying patterns and low interest rates all sparked hopes of continued growth. But while the equity market soared, concerns grew about the impact of Asia's economic woes. Those fears soon became reality when Russia's escalating economic and political difficulties culminated in a series of loan defaults and a devaluation of the ruble. Investor reaction was swift and extreme: Money began to pour out of stocks and the Dow plunged 512.61 points on August 31 - erasing all previous gains for the year.

Seeking a safe haven, investors found refuge in U.S. Treasuries. While Treasury yields dropped to their lowest levels in three decades, new fears loomed on the horizon. The specter of presidential impeachment hearings recalled the 1970s bear market during the Watergate scandal. Rumors of troubled hedge funds and their potential impact on the nation's economy added to investor worries.

Faced with the possibility of a global economic crisis, the U.S. Federal Reserve Board stepped in. To address the lack of confidence in domestic and global equity markets, the Fed instituted a series of three separate quarter-point interest-rate cuts. The first came on September 29. Then, in a surprise move, the Fed slashed rates another quarter-point on October 15, and the Dow responded with its third-greatest single-day point gain ever. The third reduction - a so-called "insurance" cut on November 17 - helped solidify the confidence the stock market needed to support a fourth-quarter rally. Technology stocks, particularly the high-flying Internet issues, helped drive stock market performance to new heights. Strong holiday sales also lifted confidence heading into the new year.

The stock market maintained its momentum in January. The S&P 500, Dow and NASDAQ all reached record highs during the first month of 1999 - this, despite concerns about the impact of Brazil's currency devaluation. The markets slowed somewhat in February, principally in anticipation that the Fed was considering a rate hike, and fears of a slowdown in the technology sector.

The strength of the domestic economy during the 12-month period helped the CONSUMER sector notch solid returns. Holdings in cable TV and Internet stocks bolstered Multimedia and Leisure. Retailing and Consumer Industries benefited from their domestic focus. Food &
Agriculture trailed its indexes due to the poor earnings of many packaged-food companies.

CYCLICAL stocks - whose performance tends to mirror the ups and downs of the economy - were hampered by weak international economies. Despite the global exposure of many airlines, Air Transportation notched a positive return. Transportation fell slightly, but beat its Goldman Sachs index. Construction and Housing suffered due to poor-performing new-home builder stocks. Automotive lagged due to the poor performance of auto parts stocks. An unfavorable supply/demand balance, created by weakness in Asia, detracted from Chemicals. Satellite launch and orbit failures, along with failed mergers in the sector, hurt Defense and Aerospace. The oversupply and slack demand for global commodities impaired Industrial Materials, Paper and Forest Products, and Industrial Equipment. The economically sensitive Cyclical Industries and Environmental Services portfolios also were dragged down by the international fiscal crisis.

Currency devaluations in Russia and Brazil, and Russia's loan defaults, were particularly detrimental to the FINANCIAL SERVICES sector. The resulting liquidity crunch prevented any of the Select portfolios from topping the broad-based S&P 500. However, thanks to strong stock picking, Insurance and Financial Services beat their Goldman Sachs benchmark. Regional Banks, as well as Brokerage and Investment Management, posted positive - albeit more modest - returns. A sharp increase in loan prepayments and refinancings hurt Home Finance.

Continuing their trend of recent vigorous performance, HEALTH CARE stocks helped contribute to the broad market's overall success. The strong pharmaceutical industry buoyed Health Care and Biotechnology. An emphasis on large-cap cardiology stocks helped Medical Equipment and Systems generate index-beating performance. The uncertain profitability outlook for HMOs and concern over Medicare budget cuts dragged down Medical Delivery.

The period's hardest-hit sector was NATURAL RESOURCES. Overproduction, lack of demand and weak global economic growth contributed to poor results nearly across the board. While the price of gold finally stopped its slide, it was still too low for holdings in both the Gold and the Precious Metals and Minerals portfolios to operate profitably. The low price and oversupply of oil was the major detractor for Natural Resources, Energy and Energy Service.

The TECHNOLOGY sector accounted for nine of the top-10 best-performing stocks in the S&P 500 by the end of 1998. Computers, Developing Communications and Technology each returned over 55%. Both the Electronics and the Software and Computer Services portfolios returned over 30%, yet they still trailed the Goldman Sachs index. A lack of exposure to large hardware and software companies caused Business Services and Outsourcing to lag the Goldman Sachs benchmark.

Telecommunication companies were among the few outperformers in the UTILITIES sector. Overweighted positions in that industry helped Utilities Growth and Telecommunications produce solid returns. Natural Gas, on the other hand, struggled greatly because of plunging oil prices and weak demand.

In the pages that follow, you'll find detailed summaries for each of the Select funds. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

William R. Ebsworth
Group Leader, FMRCo Equity Research
Select Group Leader

CUMULATIVE TOTAL RETURNS

FOR THE YEAR ENDED FEBRUARY 28, 1999

Computers                 Row: 1, Col: 1, Value: 66.43000000000001%
                          Row: 1, Col: 2, Value: nil
Developing Communications Row: 2, Col: 1, Value: 63.01%
                          Row: 2, Col: 2, Value: 0.0
Technology                Row: 3, Col: 1, Value: 55.66%
                          Row: 3, Col: 2, Value: 0.0
Leisure                   Row: 4, Col: 1, Value: 37.54%
                          Row: 4, Col: 2, Value: 0.0
Multimedia                Row: 5, Col: 1, Value: 36.68%
                          Row: 5, Col: 2, Value: 0.0
Retailing                 Row: 6, Col: 1, Value: 36.66%
                          Row: 6, Col: 2, Value: 0.0
Electronics               Row: 7, Col: 1, Value: 35.3%
                          Row: 7, Col: 2, Value: 0.0
Software & Computer
Services                  Row: 8, Col: 1, Value: 32.57%
                          Row: 8, Col: 2, Value: 0.0
Utilities Growth          Row: 9, Col: 1, Value: 32.17%
                          Row: 9, Col: 2, Value: 0.0
Health Care               Row: 10, Col: 1, Value: 27.2%
                          Row: 10, Col: 2, Value: 0.0
Biotechnology             Row: 11, Col: 1, Value: 27.13%
                          Row: 11, Col: 2, Value: 0.0
Business Services &
Outsourcing               Row: 12, Col: 1, Value: 26.23%
                          Row: 12, Col: 2, Value: 0.0
Telecommunications        Row: 13, Col: 1, Value: 22.21%
                          Row: 13, Col: 2, Value: 0.0
Medical Equipment &
Systems 1                 Row: 14, Col: 1, Value: 21.0%
                          Row: 14, Col: 2, Value: 0.0
Consumer Industries       Row: 15, Col: 1, Value: 20.18%
                          Row: 15, Col: 2, Value: 0.0
S&P 500                   Row: 16, Col: 1, Value: 0.0
                          Row: 16, Col: 2, Value: 19.74%
Insurance                 Row: 17, Col: 1, Value: 9.84%
                          Row: 17, Col: 2, Value: 0.0
Financial Services        Row: 18, Col: 1, Value: 8.42%
                          Row: 18, Col: 2, Value: 0.0
Food & Agriculture        Row: 19, Col: 1, Value: 7.83%
                          Row: 19, Col: 2, Value: 0.0
Brokerage & Investment
Management                Row: 20, Col: 1, Value: 4.76%
                          Row: 20, Col: 2, Value: 0.0
Air Transportation        Row: 21, Col: 1, Value: 4.109999999999999%
                          Row: 21, Col: 2, Value: 0.0
Regional Banks            Row: 22, Col: 1, Value: 3.1%
                          Row: 22, Col: 2, Value: 0.0
Industrial Equipment      Row: 23, Col: 1, Value: 1.0%
                          Row: 23, Col: 2, Value: 0.0
Transportation            Row: 24, Col: 1, Value: -1.73%
                          Row: 24, Col: 2, Value: 0.0
Construction & Housing    Row: 25, Col: 1, Value: -2.16%
                          Row: 25, Col: 2, Value: 0.0
Cyclical Industries       Row: 26, Col: 1, Value: -4.96%
                          Row: 26, Col: 2, Value: 0.0
Automotive                Row: 27, Col: 1, Value: -8.52%
                          Row: 27, Col: 2, Value: 0.0
Defense & Aerospace       Row: 28, Col: 1, Value: -9.9%
                          Row: 28, Col: 2, Value: 0.0
Precious Metals &
Minerals                  Row: 29, Col: 1, Value: -10.89%
                          Row: 29, Col: 2, Value: 0.0
Gold                      Row: 30, Col: 1, Value: -15.69%
                          Row: 30, Col: 2, Value: 0.0
Paper & Forest            Row: 31, Col: 1, Value: -17.01%
                          Row: 31, Col: 2, Value: 0.0
Industrial Materials      Row: 32, Col: 1, Value: -18.72%
                          Row: 32, Col: 2, Value: 0.0
Home Finance              Row: 33, Col: 1, Value: -19.12%
                          Row: 33, Col: 2, Value: 0.0
Natural Gas               Row: 34, Col: 1, Value: -19.17%
                          Row: 34, Col: 2, Value: 0.0
Energy                    Row: 35, Col: 1, Value: -22.0%
                          Row: 35, Col: 2, Value: 0.0
Environmental Services    Row: 36, Col: 1, Value: -22.23%
                          Row: 36, Col: 2, Value: 0.0
Chemicals                 Row: 37, Col: 1, Value: -23.66%
                          Row: 37, Col: 2, Value: 0.0
Natural Resources         Row: 38, Col: 1, Value: -24.57%
                          Row: 38, Col: 2, Value: 0.0
Medical Delivery          Row: 39, Col: 1, Value: -29.47%
                          Row: 39, Col: 2, Value: 0.0
Energy Service            Row: 40, Col: 1, Value: -50.57%
                          Row: 40, Col: 2, Value: 0.0

1. RETURNS ARE FROM INCEPTION DATE APRIL 28, 1998.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE, PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION. FIGURES FOR THE STANDARD & POOR'S 500 INDEX (S&P 500 (registered trademark)), A MARKET CAPITALIZATION-WEIGHTED INDEX OF COMMON STOCKS, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.

CONSUMER INDUSTRIES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,         PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT CONSUMER INDUSTRIES         20.18%       142.30%       344.37%

SELECT CONSUMER INDUSTRIES         16.50%       134.96%       330.97%
(LOAD ADJ.)

S&P 500                            19.74%       194.91%       331.09%

GS Consumer Industries             16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT CONSUMER INDUSTRIES   20.18%       19.36%        18.78%

SELECT CONSUMER INDUSTRIES   16.50%       18.63%        18.36%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.36%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/28      35865.82                    36003.35
  1998/03/31      37888.28                    37847.08
  1998/04/30      37655.37                    38227.82
  1998/05/31      37857.53                    37570.69
  1998/06/30      39717.39                    39096.81
  1998/07/31      38976.14                    38680.43
  1998/08/31      33410.05                    33088.01
  1998/09/30      33612.21                    35207.63
  1998/10/31      37709.28                    38071.42
  1998/11/30      39825.21                    40378.93
  1998/12/31      42711.33                    42705.56
  1999/01/31      43537.91                    44491.51
  1999/02/26      43097.00                    43108.71
IMATRL PRASUN   SHR__CHT 19990228 19990309 143604 R00000000000107

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $43,097 - a 330.97% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $43,109 - a 331.09% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                               % OF FUND'S INVESTMENTS

Wal-Mart Stores, Inc.           6.7

Procter & Gamble Co.            4.6

Philip Morris Companies, Inc.   3.9

Home Depot, Inc.                3.1

McDonald's Corp.                2.7

CBS Corp.                       2.3

Gillette Co.                    2.2

Disney (Walt) Co.               2.2

Time Warner, Inc.               2.2

PepsiCo, Inc.                   2.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

General Merchandise Stores 12.5%
Household Products 11.2%
Broadcasting 10.5%
Foods 7.5%
Retail & Wholesale,
Miscellaneous 6.4%
All Others 51.9%*

Row: 1, Col: 1, Value: 51.9
Row: 1, Col: 2, Value: 6.4
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 10.5
Row: 1, Col: 5, Value: 11.2
Row: 1, Col: 6, Value: 12.5

* INCLUDES SHORT-TERM INVESTMENTS

CONSUMER INDUSTRIES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Doug Chase)

Doug Chase,
Portfolio Manager of
Fidelity Select Consumer
Industries Portfolio

Q. HOW DID THE FUND PERFORM, DOUG?

A. For the 12-month period that ended February 28, 1999, the fund returned 20.18%. This compared favorably to the 19.74% return of the Standard & Poor's 500 Index. The fund also outperformed the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector
- which returned 16.26% over the same period.

Q. WHAT WAS YOUR STRATEGY DURING THIS VOLATILE PERIOD?

A. I looked for opportunities to buy undervalued companies, as well as companies that appeared to have the best business trends at the time. In the beginning of August, I began to shift from retailing stocks to multinational companies, because multinationals were cheap and retailers were getting expensive. When the market plummeted in late August, retailing took it on the chin, so as retail stocks got cheaper, I added more to the portfolio. With the approach of the end of the calendar year - the usual time for retail stock sell-offs - I decided that conditions still looked positive after talking to the management of many retailers. I pared back the fund's multinational holdings and added even more retail stocks. This strategy worked well. Within the consumer products area, I stayed focused on household products and personal care during the year rather than on food, beverage and tobacco. The first two groups tend to have higher sales growth and better earnings growth over time, because it's much easier to innovate in these areas.

Q. HOW MUCH OF AN IMPACT DID GLOBAL ECONOMIC PROBLEMS HAVE ON THE
FUND?

A. Among consumer stocks, I observed that generally if the majority of a company's sales came from the U.S., and if it made its earnings targets, its stock performed well. If the majority of sales came from outside the U.S., then its stock did poorly, whether or not the company made its earnings targets. So, multinational companies like Coca-Cola, Gillette and Avon were punished, regardless of the impact on their earnings from international economic problems.

Q. WHICH STOCKS PERFORMED WELL?

A. By their nature, retailers operate primarily in the U.S., so they generally performed well during the period. Dayton Hudson - which owns discounter Target Stores - Lowe's hardware stores and Saks all performed strongly. Wal-Mart, the fund's top holding at the end of the period, was a stellar performer, benefiting from its steadily increasing market share and its growing earnings. Clorox acquired First Brands, the maker of Glad Bag products, and its stock price increased as a result. Clorox also performed well based on its earnings and volume growth. Drug chains Walgreen and CVS did very well, benefiting from steady earnings growth.

Q. WHICH STOCKS DISAPPOINTED?

A. As I mentioned earlier, Gillette, one of the fund's top holdings, did poorly overall, recovering slightly toward the end of the period. Gillette did have lower earnings, but it also had a great story - its launch of the new Mach 3 razor. Although the launch was a huge success, it could not offset the impact of the global economic crisis. Coca-Cola was another disappointment. With the majority of its sales outside the U.S., Coca-Cola had significant international exposure, and its stock performed poorly. Avon was an even bigger disappointment, because in spite of meeting earnings targets and maintaining earnings estimates, its stock was extremely volatile, simply because the majority of its business is outside the U.S.

Q. WHAT'S YOUR OUTLOOK, DOUG?

A. I'm always cautious. Consumer activity is very strong right now, but the U.S. may not have absorbed the total impact of the world's economic problems. It is possible that the U.S. economy simply cannot strengthen much further without triggering wage inflation. Stocks have become much more expensive without a corresponding decline in interest rates to justify their higher price-to-earnings ratios. I'm continuing to take a bottom-up approach, picking high-quality stocks rather than betting on the direction of the economy. I'm also taking a long-term view, waiting for opportunities to present themselves rather than trying to predict the future or reacting emotionally to events in the market. So far, that's proved to be a successful strategy for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 517

TRADING SYMBOL: FSCPX

SIZE: as of February 28, 1999, more than $82 million

MANAGER: Doug Chase, since 1997; manager,
Fidelity Select Automotive Portfolio, 1994-1997;
Fidelity Select Industrial Materials Portfolio,
1994- 1997; joined Fidelity in 1993

CONSUMER INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.5%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 1.8%

Interpublic Group of              4,000                    $ 299,250
Companies, Inc.

Omnicom Group, Inc.               9,200                     609,500

Outdoor Systems, Inc. (a)         9,875                     275,883

Young & Rubicam, Inc.             6,600                     249,150

                                                            1,433,783

AIR TRANSPORTATION - 0.3%

Viad Corp.                        10,400                    274,950

APPAREL STORES - 4.6%

Abercrombie & Fitch Co. Class     7,100                     539,600
A (a)

AnnTaylor Stores Corp. (a)        10,700                    404,594

Chicos Fas, Inc. (a)              5,500                     135,438

Gap, Inc.                         17,225                    1,114,242

Limited, Inc. (The)               22,200                    788,100

Ross Stores, Inc.                 3,500                     160,125

TJX Companies, Inc.               16,300                    465,569

Wet Seal, Inc. Class A (a)        4,500                     174,656

                                                            3,782,324

AUTOS, TIRES, & ACCESSORIES -
0.4%

Canadian Tire Corp. Ltd.          4,900                     124,791
Series A

Pep Boys-Manny, Moe & Jack        8,700                     158,775

                                                            283,566

BEVERAGES - 5.8%

Anheuser-Busch Companies,         17,200                    1,319,025
Inc.

Celestial Seasonings, Inc. (a)    5,300                     153,038

Coca-Cola Co. (The)               7,600                     485,925

Coors (Adolph) Co. Class B        5,100                     303,769

Golden State Vinters, Inc.        21,300                    258,263
Class B (a)

PepsiCo, Inc.                     42,600                    1,602,825

Seagram Co. Ltd.                  12,800                    593,394

                                                            4,716,239

BROADCASTING - 10.5%

Cablevision Systems Corp.         5,000                     325,000
Class A (a)

CBS Corp.                         49,800                    1,836,375

Chancellor Media Corp. (a)        4,100                     179,375

Clear Channel Communications,     5,200                     312,000
Inc. (a)

Comcast Corp.:

Class A                           5,000                     339,375

Class A (special)                 5,900                     418,531

Cox Communications, Inc.          8,700                     615,525
Class A (a)

Jacor Communications, Inc.        8,300                     578,925
Class A (a)

MediaOne Group, Inc.              17,900                    975,550

Tele-Communications, Inc.         14,600                    917,063
(TCI Group) Series A (a)

Time Warner, Inc.                 27,502                    1,773,879

USA Networks, Inc. (a)            7,100                     282,225

                                                            8,553,823



                                 SHARES                    VALUE (NOTE 1)

CONSUMER ELECTRONICS - 1.0%

Gemstar International Group       3,600                    $ 230,400
Ltd. (a)

Newell Co.                        14,400                    612,000

                                                            842,400

DRUG STORES - 2.4%

CVS Corp.                         16,854                    893,262

Walgreen Co.                      33,800                    1,081,600

                                                            1,974,862

EDUCATIONAL SERVICES - 0.1%

Apollo Group, Inc. Class A (a)    2,400                     72,150

ENTERTAINMENT - 5.8%

Carnival Corp.                    7,300                     324,850

Disney (Walt) Co.                 51,300                    1,805,119

King World Productions, Inc.      11,800                    311,963
(a)

Royal Carribean Cruises Ltd.      2,400                     79,200

Tele-Communications, Inc.         13,550                    730,006
(Liberty Media Group) Series
A (a)

Viacom, Inc.:

Class A (a)                       1,900                     165,894

Class B (non-vtg.) (a)            14,900                    1,316,788

                                                            4,733,820

FOODS - 7.5%

American Italian Pasta Co.        11,200                    285,600
Class A (a)

Archer-Daniels-Midland Co.        5,670                     85,759

Bestfoods                         10,200                    478,763

ConAgra, Inc.                     12,000                    361,500

Corn Products International,      4,050                     95,175
Inc.

Dean Foods Co.                    2,900                     105,669

Earthgrains Co.                   6,700                     164,569

Flowers Industries, Inc.          2,900                     70,688

Groupe Danone                     900                       225,142

Heinz (H.J.) Co.                  15,800                    860,113

Hershey Foods Corp.               3,100                     192,975

Interstate Bakeries Corp.         6,500                     156,000

Keebler Foods Co. (a)             9,700                     378,300

Kellogg Co.                       11,800                    436,600

Nabisco Holdings Corp. Class A    8,500                     377,188

Quaker Oats Co.                   7,800                     426,075

Ralston Purina Co.                6,100                     164,319

Sanderson Farms, Inc.             7,800                     115,050

Sara Lee Corp.                    26,700                    725,906

Tootsie Roll Industries, Inc.     3,600                     165,600

Vlasic Foods International,       7,100                     86,531
Inc. (a)

Wrigley (Wm.) Jr. Co.             1,700                     158,100

                                                            6,115,622

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GENERAL MERCHANDISE STORES -
12.5%

Consolidated Stores Corp. (a)     11,428                   $ 287,843

Costco Companies, Inc. (a)        8,500                     682,656

Dayton Hudson Corp.               24,800                    1,551,550

Dollar Tree Stores, Inc. (a)      6,000                     240,000

Federated Department Stores,      23,600                    898,275
Inc. (a)

Nordstrom, Inc.                   4,900                     197,225

Saks, Inc. (a)                    25,543                    917,952

Wal-Mart Stores, Inc.             62,900                    5,432,975

                                                            10,208,476

GROCERY STORES - 4.2%

Albertson's, Inc.                 11,100                    632,700

Kroger Co. (a)                    7,800                     504,563

Loblaw Companies Ltd.             6,600                     170,712

Meyer (Fred), Inc. (a)            16,800                    1,079,400

Safeway, Inc. (a)                 17,400                    1,004,850

                                                            3,392,225

HOME FURNISHINGS - 0.1%

Maxim Group, Inc. (a)             5,900                     106,938

HOUSEHOLD PRODUCTS - 11.2%

Alberto-Culver Co. Class A        6,600                     143,550

Avon Products, Inc.               18,800                    782,550

Church & Dwight Co., Inc.         4,700                     196,225

Clorox Co.                        9,178                     1,085,872

Gillette Co.                      33,800                    1,812,525

Procter & Gamble Co.              41,700                    3,732,150

Unilever NV (NY shares)           18,900                    1,369,069

                                                            9,121,941

LEISURE DURABLES & TOYS - 1.0%

Brunswick Corp.                   2,200                     46,888

Harley-Davidson, Inc.             4,700                     271,719

Hasbro, Inc.                      5,500                     203,500

Mattel, Inc.                      11,800                    311,225

                                                            833,332

LODGING & GAMING - 1.0%

Circus Circus Enterprises,        11,400                    195,225
Inc. (a)

Prime Hospitality Corp. (a)       23,900                    244,975

Promus Hotel Corp. (a)            7,200                     253,350

Sun International Hotels Ltd.     3,400                     120,913
(a)

                                                            814,463

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Coram Healthcare Corp.            216                       0
warrants 7/11/99 (a)



                                 SHARES                    VALUE (NOTE 1)

PACKAGING & CONTAINERS - 0.7%

Corning, Inc.                     6,700                    $ 358,450

Tupperware Corp.                  9,900                     173,250

                                                            531,700

PAPER & FOREST PRODUCTS - 1.0%

Kimberly-Clark Corp.              17,900                    845,775

PRINTING - 0.2%

Reynolds & Reynolds Co. Class     5,400                     101,925
A

Valassis Communications, Inc.     1,100                     52,800
(a)

                                                            154,725

PUBLISHING - 3.1%

American Greetings Corp.          2,500                     59,219
Class A

Gannet, Inc.                      7,800                     495,300

Harcourt General, Inc.            6,100                     279,456

Harte Hanks Communications,       4,700                     121,613
Inc.

Knight-Ridder, Inc.               2,200                     110,413

McGraw-Hill Companies, Inc.       4,700                     514,356

Playboy Enterprises, Inc.         11,900                    318,325
Class B (a)

Reader's Digest Association,      11,600                    394,400
Inc. Class A (non-vtg.)

Tribune Co.                       3,100                     205,569

                                                            2,498,651

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Starwood Hotels & Resorts         7,300                     226,300
Worldwide, Inc.

RESTAURANTS - 4.5%

Brinker International, Inc.       2,800                     81,025
(a)

CEC Entertainment, Inc. (a)       2,600                     78,000

CKE Restaurants, Inc.             5,700                     151,406

Marriott International, Inc.      7,500                     270,000
Class A

McDonald's Corp.                  25,700                    2,184,500

Outback Steakhouse, Inc. (a)      5,600                     245,700

Papa John's International,        2,000                     86,500
Inc. (a)

Sizzler International, Inc.       29,900                    63,538
(a)

Starbucks Corp. (a)               2,200                     116,325

Tricon Global Restaurants,        6,700                     415,400
Inc. (a)

                                                            3,692,394

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.4%

Action Performance Companies,     5,700                     204,488
Inc. (a)

Finish Line, Inc. Class A (a)     12,900                    155,606

Home Depot, Inc.                  41,800                    2,494,938

Lowe's Companies, Inc.            18,700                    1,109,144

Office Depot, Inc. (a)            21,200                    756,575

Staples, Inc. (a)                 10,275                    302,149

Tandy Corp.                       2,100                     116,813

Williams-Sonoma, Inc. (a)         2,100                     71,794

                                                            5,211,507

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SERVICES - 1.1%

ACNielsen Corp. (a)               10,900                   $ 283,400

Cintas Corp.                      2,800                     198,100

Day Runner, Inc. (a)              2,500                     34,063

Modis Professional Services,      7,800                     106,763
Inc. (a)

Service Corp. International       6,000                     92,250

ServiceMaster Co.                 9,350                     174,728

                                                            889,304

TEXTILES & APPAREL - 1.1%

Fruit of the Loom, Inc. Class     3,100                     39,331
A (a)

Liz Claiborne, Inc.               4,700                     158,331

Mohawk Industries, Inc. (a)       1,200                     39,000

Pacific Sunwear of                4,850                     138,225
California, Inc. (a)

Tommy Hilfiger (a)                3,900                     269,344

VF Corp.                          2,600                     125,125

WestPoint Stevens, Inc. Class     3,400                     86,700
A (a)

                                                            856,056

TOBACCO - 3.9%

Philip Morris Companies, Inc.     81,700                    3,196,513

TOTAL COMMON STOCKS                           75,363,839
(Cost $58,708,527)

CASH EQUIVALENTS - 7.5%



Taxable Central Cash Fund (b)     6,128,201                 6,128,201
(Cost $6,128,201)

TOTAL INVESTMENT IN                          $ 81,492,040
SECURITIES - 100%
(Cost $64,836,728)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $109,279,094 and $115,562,379, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,657 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $65,576,721. Net unrealized appreciation aggregated $15,915,319, of which $17,581,133 related to appreciated investment securities and $1,665,814 related to depreciated investment securities.

The fund hereby designates approximately $697,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 29% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CONSUMER INDUSTRIES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 81,492,040
value  (cost $64,836,728) -
See accompanying schedule

Receivable for investments                 814,718
sold

Receivable for fund shares                 719,696
sold

Dividends receivable                       43,182

Interest receivable                        16,458

Redemption fees receivable                 67

Other receivables                          35,533

 TOTAL ASSETS                              83,121,694

LIABILITIES

Payable for investments        $ 639,912
purchased

Payable for fund shares         143,891
redeemed

Accrued management fee          39,145

Other payables and accrued      54,646
expenses

 TOTAL LIABILITIES                         877,594

NET ASSETS                                $ 82,244,100

Net Assets consist of:

Paid in capital                           $ 63,406,467

Accumulated undistributed net              2,182,319
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                16,655,314
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,585,485                 $ 82,244,100
shares outstanding

NET ASSET VALUE and                        $31.81
redemption price per share
($82,244,100 (divided by)
2,585,485 shares)

Maximum offering price per                 $32.79
share (100/97.00 of $31.81)

STATEMENT OF OPERATIONS

                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 658,885
Dividends

Interest                                       250,336

 TOTAL INCOME                                  909,221

EXPENSES

Management fee                   $ 457,965

Transfer agent fees               441,855

Accounting fees and expenses      75,037

Non-interested trustees'          274
compensation

Custodian fees and expenses       17,783

Registration fees                 21,053

Audit                             17,180

Legal                             531

Reports to shareholders           8,724

 Total expenses before            1,040,402
reductions

 Expense reductions               (13,370)     1,027,032

NET INVESTMENT INCOME (LOSS)                   (117,811)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,848,102

 Foreign currency transactions    981          2,849,083

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            10,439,472

 Assets and liabilities in        (37)         10,439,435
foreign currencies

NET GAIN (LOSS)                                13,288,518

NET INCREASE (DECREASE) IN                    $ 13,170,707
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 342,823
charges paid to FDC

 Sales charges - Retained by                  $ 339,350
FDC

 Deferred sales charges                       $ 208
withheld   by FDC

 Exchange fees withheld by FSC                $ 4,553

 Expense reductions  Directed                 $ 12,166
brokerage arrangements

  Custodian credits                            1,204

                                              $ 13,370

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (117,811)                   $ (238,907)
income (loss)

 Net realized gain (loss)         2,849,083                     5,217,352

 Change in net unrealized         10,439,435                    4,912,453
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       13,170,707                    9,890,898
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,388,067)                   (1,876,813)
from net realized gains

Share transactions Net            69,216,485                    75,182,201
proceeds from sales of shares

 Reinvestment of distributions    2,350,548                     1,832,262

 Cost of shares redeemed          (72,339,516)                  (31,326,802)

 NET INCREASE (DECREASE) IN       (772,483)                     45,687,661
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  81,867                        58,220

  TOTAL INCREASE (DECREASE)       10,092,024                    53,759,966
IN NET ASSETS

NET ASSETS

 Beginning of period              72,152,076                    18,392,110

 End of period                   $ 82,244,100                  $ 72,152,076

OTHER INFORMATION
Shares

 Sold                             2,390,153                     3,007,674

 Issued in reinvestment of        82,715                        74,511
distributions

 Redeemed                         (2,529,261)                   (1,330,685)

 Net increase (decrease)          (56,393)                      1,751,500




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.31   $ 20.66   $ 17.84   $ 13.91   $ 15.24
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     (.22)     (.22)     .08       (.15)

Net realized and unrealized       5.41      8.34      2.93      3.97      (.60)
gain (loss)

Total from investment             5.37      8.12      2.71      4.05      (.75)
operations

Less Distributions

 From net investment income       -         -         -         (.02)     -

From net realized gain            (.90)     (1.52)    -         (.01)     (.60)

In excess of net realized gain    -         -         -         (.20)     -

Total distributions               (.90)     (1.52)    -         (.23)     (.60)

Redemption fees added to paid     .03       .05       .11       .11       .02
in capital

Net asset value, end of period   $ 31.81   $ 27.31   $ 20.66   $ 17.84   $ 13.91

TOTAL RETURN A, B                 20.18%    40.36%    15.81%    30.01%    (4.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,244  $ 72,152  $ 18,392  $ 22,362  $ 20,501
(000 omitted)

Ratio of expenses to average      1.34%     2.01%     2.49%     1.53% D   2.49% D
net assets

Ratio of expenses to average      1.32% E   1.97% E   2.44% E   1.48% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.15)%    (.90)%    (1.13)%   .46%      (1.08)%
income (loss) to average net
assets

Portfolio turnover rate           150%      199%      340%      601%      190%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D DURING THE
PERIOD, FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES OR EXPENSES
WERE LIMITED IN ACCORDANCE
WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.


FOOD AND AGRICULTURE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FOOD AND AGRICULTURE    7.83%        129.93%       435.61%

SELECT FOOD AND AGRICULTURE    4.52%        122.96%       419.46%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Consumer Industries         16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FOOD AND AGRICULTURE  7.83%        18.12%        18.27%

SELECT FOOD AND AGRICULTURE  4.52%        17.39%        17.91%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Food & Agriculture          S&P 500
             00009                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10067.19                    10233.00
  1989/04/30      10587.38                    10764.09
  1989/05/31      11240.17                    11200.04
  1989/06/30      11461.02                    11136.20
  1989/07/31      12554.29                    12141.80
  1989/08/31      12360.75                    12379.78
  1989/09/30      12413.06                    12329.02
  1989/10/31      12287.52                    12042.99
  1989/11/30      12753.07                    12288.66
  1989/12/31      13045.22                    12583.59
  1990/01/31      12137.82                    11739.23
  1990/02/28      12311.46                    11890.67
  1990/03/31      12843.57                    12205.77
  1990/04/30      12793.16                    11900.63
  1990/05/31      13907.80                    13060.94
  1990/06/30      14358.95                    12972.12
  1990/07/31      14353.29                    12930.61
  1990/08/31      13306.22                    11761.68
  1990/09/30      12881.74                    11188.89
  1990/10/31      13187.37                    11140.78
  1990/11/30      13730.71                    11860.47
  1990/12/31      14261.95                    12191.38
  1991/01/31      14671.27                    12722.92
  1991/02/28      15776.44                    13632.61
  1991/03/31      16548.31                    13962.52
  1991/04/30      16296.86                    13996.03
  1991/05/31      16893.31                    14600.66
  1991/06/30      16197.29                    13931.95
  1991/07/31      16875.15                    14581.18
  1991/08/31      17547.06                    14926.75
  1991/09/30      17237.86                    14677.48
  1991/10/31      17243.81                    14874.16
  1991/11/30      17124.88                    14274.73
  1991/12/31      19123.80                    15907.76
  1992/01/31      18838.74                    15611.87
  1992/02/29      18733.39                    15814.83
  1992/03/31      18318.20                    15506.44
  1992/04/30      18107.50                    15962.33
  1992/05/31      18268.62                    16040.54
  1992/06/30      18068.88                    15801.54
  1992/07/31      18766.79                    16447.82
  1992/08/31      18683.55                    16110.64
  1992/09/30      18997.29                    16300.75
  1992/10/31      19202.19                    16357.80
  1992/11/30      19938.51                    16915.60
  1992/12/31      20276.20                    17123.66
  1993/01/31      20282.75                    17267.50
  1993/02/28      20230.31                    17502.34
  1993/03/31      20780.97                    17871.64
  1993/04/30      19974.08                    17439.14
  1993/05/31      20602.97                    17906.51
  1993/06/30      20397.90                    17958.44
  1993/07/31      20144.98                    17886.61
  1993/08/31      21108.82                    18564.51
  1993/09/30      21040.46                    18421.56
  1993/10/31      21833.41                    18802.89
  1993/11/30      21580.48                    18624.26
  1993/12/31      22064.04                    18849.62
  1994/01/31      22731.34                    19490.50
  1994/02/28      22595.01                    18962.31
  1994/03/31      21540.24                    18135.55
  1994/04/30      21299.56                    18367.69
  1994/05/31      21144.79                    18668.92
  1994/06/30      21306.93                    18211.53
  1994/07/31      22021.83                    18808.87
  1994/08/31      23422.14                    19580.03
  1994/09/30      23466.36                    19100.32
  1994/10/31      23908.57                    19530.08
  1994/11/30      23326.33                    18818.79
  1994/12/31      23408.61                    19097.87
  1995/01/31      24395.44                    19593.08
  1995/02/28      24885.04                    20356.63
  1995/03/31      25451.13                    20957.35
  1995/04/30      26007.40                    21574.54
  1995/05/31      26940.68                    22436.88
  1995/06/30      27578.42                    22958.09
  1995/07/31      27881.74                    23719.38
  1995/08/31      27835.07                    23778.91
  1995/09/30      30020.50                    24782.38
  1995/10/31      30067.17                    24693.91
  1995/11/30      31249.32                    25777.97
  1995/12/31      31985.24                    26274.46
  1996/01/31      33304.39                    27168.84
  1996/02/29      34322.25                    27420.69
  1996/03/31      33744.11                    27684.75
  1996/04/30      33128.99                    28092.83
  1996/05/31      34351.03                    28817.34
  1996/06/30      34384.52                    28927.14
  1996/07/31      33915.79                    27649.13
  1996/08/31      32836.04                    28232.26
  1996/09/30      33949.27                    29821.17
  1996/10/31      34577.03                    30643.63
  1996/11/30      36318.02                    32959.99
  1996/12/31      36255.11                    32307.05
  1997/01/31      37822.28                    34325.59
  1997/02/28      38986.72                    34594.71
  1997/03/31      37971.12                    33173.21
  1997/04/30      39477.60                    35153.65
  1997/05/31      40640.08                    37293.80
  1997/06/30      41990.06                    38964.57
  1997/07/31      43499.42                    42064.98
  1997/08/31      41493.20                    39708.50
  1997/09/30      43986.91                    41883.33
  1997/10/31      43199.42                    40484.43
  1997/11/30      46152.51                    42358.45
  1997/12/31      47253.51                    43085.75
  1998/01/31      45664.24                    43562.28
  1998/02/28      48181.40                    46703.99
  1998/03/31      50027.32                    49095.70
  1998/04/30      48760.67                    49589.60
  1998/05/31      49869.58                    48737.16
  1998/06/30      50915.73                    50716.86
  1998/07/31      49084.98                    50176.72
  1998/08/31      44314.57                    42922.17
  1998/09/30      46773.00                    45671.77
  1998/10/31      50936.65                    49386.71
  1998/11/30      52997.55                    52380.04
  1998/12/31      54666.56                    55398.18
  1999/01/31      52452.00                    57714.93
  1999/02/26      51946.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144216 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $51,946 - a 419.46% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                % OF FUND'S INVESTMENTS

Anheuser-Busch Companies, Inc.   7.4

McDonald's Corp.                 6.9

PepsiCo, Inc.                    5.8

Safeway, Inc.                    5.7

Sara Lee Corp.                   4.7

Philip Morris Companies, Inc.    4.3

Unilever NV (NY shares)          3.7

Heinz (H.J.) Co.                 3.6

Kroger Co.                       3.4

Coca-Cola Co. (The)              3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Foods 35.1%
Beverages 19.3%
Grocery Stores 18.8%
Restaurants 8.9%
Household Products 5.3%
All Others 12.6%*

Row: 1, Col: 1, Value: 12.6
Row: 1, Col: 2, Value: 5.3
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 18.8
Row: 1, Col: 5, Value: 19.3
Row: 1, Col: 6, Value: 35.1

* INCLUDES SHORT-TERM INVESTMENTS

FOOD AND AGRICULTURE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager
of Fidelity Select Food
and Agriculture Portfolio

Q. SCOTT, HOW DID THE FUND PERFORM?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 7.83%, while the Standard & Poor's 500 Index returned 19.74% and the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - returned 16.26% during the same 12-month period.

Q. WHAT FACTORS AFFECTED THE FOOD AND AGRICULTURE SECTOR OVER THE PAST
YEAR?

A. It was a difficult period for most of the sector. The most significant detractor to performance was the earnings shortfall suffered by many packaged-foods companies. These earnings disappointments were tied to the increased bargaining power grocery store chains have developed through active consolidation. By creating economies of scale - where growing to a certain size can lower costs - the grocers have increased their leverage and helped force packaged-food companies to sell their products to them at lower prices. That deflation cut into food company earnings. In addition, buying and eating trends among Americans have changed. Consumers are buying more lower-priced, private-label or store-brand products and are purchasing more prepared meals. These trends hurt food companies' earnings at a time when, amid the volatile backdrop of the past year, investors generally gravitate toward them; they generally post steady earnings growth that arises from fairly constant demand for their products. But earnings shortfalls dominated to the point where they even hurt the share prices of some companies that met or exceeded their earnings expectations.

Q. HOW DID THE OTHER GROUPS WITHIN THE SECTOR FARE?

A. They generally struggled as well. Beverage company stocks were basically flat, including Coca-Cola, which was hurt by slowing overseas sales. Tobacco companies, including Philip Morris, rebounded when an agreement was reached with the states' attorneys general, but started lagging again when a new round of civil litigation started. Agricultural stocks were hurt by a deflationary environment. On the positive side, beer stocks did well because of improved unit growth and pricing power - the ability to sustain or raise prices without sacrificing sales or market share.

Q. WHICH STOCKS WERE THE TOP CONTRIBUTORS TO THE FUND'S PERFORMANCE? WHICH STOCKS DETRACTED?

A. Anheuser-Busch was a top performer, as this beer company enjoyed the strong unit growth and pricing power I just talked about. Safeway and Kroger also did well, as they bought up smaller supermarkets. As I mentioned, large supermarket chains are strengthening through consolidation, so I maintained a healthy weighting in that arena. McDonald's improved its earnings by reducing costs in its U.S. operations. In addition, the company's international business started to generate free cash flow so that the company's overall cash flow generation improved. Philip Morris, which I already mentioned, was a net winner due to the tobacco settlement. On the negative side, Dole Foods was hurt because Hurricane Mitch interrupted the banana market. And Corn Products International proved to be one of the fund's worst detractors. This is the kind of story that can confound stock market investors from time to time. Stock prices generally follow a company's earnings: When earnings improve or surprise on the upside, a stock generally goes up, and vice versa. Corn Products International posted one of the strongest growth rates in earnings among the stocks in the fund. The company increased its earnings per share during the period, yet the stock price fell over the past year. It's hard to pinpoint why the stock didn't attract more investor interest. Perhaps it lagged because it's a smaller-capitalization stock and investors focused more on large-caps during the period, or maybe the company's story wasn't as "sexy" as alternatives in the marketplace, such as Internet stocks. The stock market doesn't always react logically.

Q. WHAT'S YOUR OUTLOOK?

A. Looking specifically at the packaged-food industry, these are companies that could benefit from a round of consolidation. The resulting larger companies would benefit from reduced costs and economies of scale that would help them bargain for better pricing. As it stands, there's too much competition and most of these firms have been reluctant to consolidate. Looking at the overall sector, most companies have improved their business plans. In addition, I think investors have reset their expectations for the companies in the sector, looking to see if they can match earnings projections that are perhaps a bit more achievable. I believe the future looks better than the recent past, but we'll have to see how it plays out.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 009

TRADING SYMBOL: FDFAX

SIZE: as of February 28, 1999, more than $206 million

MANAGER: Scott Offen, since 1996; manager,
Fidelity Select Paper and Forest Products
Portfolio, 1993-1996; Fidelity Select
Brokerage and Investment Management Portfolio,
1990-1993; Fidelity Select Life Insurance
Portfolio, 1988-1990; joined Fidelity in 1985

FOOD AND AGRICULTURE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.7%

                                 SHARES                      VALUE (NOTE 1)

AGRICULTURE - 0.4%

Delta & Pine Land Co.             10,100                     $ 326,988

Pioneer Hi-Bred                   21,300                      499,219
International, Inc.

                                                              826,207

BEVERAGES - 19.3%

Anheuser-Busch Companies,         198,500                     15,222,465
Inc.

Celestial Seasonings, Inc. (a)    24,400                      704,550

Coca-Cola Bottling Co.            20,100                      1,125,600
Consolidated

Coca-Cola Co. (The)               104,600                     6,687,863

Coca-Cola Enterprises, Inc.       29,800                      923,800

Coors (Adolph) Co. Class B        41,300                      2,459,931

PepsiCo, Inc.                     317,800                     11,957,225

Whitman Corp.                     38,000                      722,000

                                                              39,803,434

CHEMICALS & PLASTICS - 0.5%

IMC Global, Inc.                  46,700                      931,081

FOODS - 35.1%

American Italian Pasta Co.        36,000                      918,000
Class A (a)

Archer-Daniels-Midland Co.        181,259                     2,741,542

Aurora Foods, Inc. (a)            28,400                      459,725

Bestfoods                         101,200                     4,750,075

ConAgra, Inc.                     191,400                     5,765,925

Corn Products International,      147,375                     3,463,313
Inc.

Dean Foods Co.                    19,600                      714,175

Dole Food, Inc.                   24,100                      759,150

Earthgrains Co.                   29,300                      719,681

Flowers Industries, Inc.          74,600                      1,818,375

General Mills, Inc.               24,100                      1,944,569

Groupe Danone                     5,300                       1,325,833

Heinz (H.J.) Co.                  136,500                     7,430,719

Hershey Foods Corp.               35,700                      2,222,325

Hormel Foods Corp.                25,200                      907,200

IBP, Inc.                         35,300                      794,250

International Home Foods,         26,600                      415,625
Inc. (a)

Interstate Bakeries Corp.         34,900                      837,600

Keebler Foods Co. (a)             61,300                      2,390,700

McCormick & Co., Inc.             22,100                      632,613
(non-vtg.)

Nabisco Holdings Corp. Class A    55,300                      2,453,938

Nestle SA:

ADR (Reg.)                        34,700                      3,313,850

(Reg.)                            956                         1,806,952

Quaker Oats Co.                   46,900                      2,561,913

Ralston Purina Co.                111,800                     3,011,613

Sanderson Farms, Inc.             46,900                      691,775

Sara Lee Corp.                    356,600                     9,695,063

Smithfield Foods, Inc. (a)        22,500                      591,328

Suiza Foods Corp. (a)             11,700                      432,900

Sysco Corp.                       135,600                     3,830,700

Tootsie Roll Industries, Inc.     19,562                      899,852



                                 SHARES                      VALUE (NOTE 1)

Tyson Foods, Inc.                 50,925                     $ 1,043,963

United Biscuits Holdings PLC      54,555                      158,725

Universal Foods Corp.             19,200                      435,600

Vlasic Foods International,       20,000                      243,750
Inc. (a)

Wrigley (Wm.) Jr. Co.             4,200                       390,600

                                                              72,573,917

GROCERY STORES - 18.8%

Albertson's, Inc.                 111,600                     6,361,200

American Stores Co.               162,800                     5,494,500

Hannaford Brothers Co.            40,500                      1,903,500

Kroger Co. (a)                    108,800                     7,038,000

Meyer (Fred), Inc. (a)            83,500                      5,364,875

Safeway, Inc. (a)                 204,200                     11,792,550

Supervalu, Inc.                   39,800                      957,688

                                                              38,912,313

HOLDING COMPANIES - 0.1%

Triarc Companies, Inc. Class      19,600                      311,150
A (a)

HOUSEHOLD PRODUCTS - 5.3%

Unilever NV (NY shares)           105,800                     7,663,888

Unilever PLC                      326,900                     3,187,251

                                                              10,851,139

RESTAURANTS - 8.9%

McDonald's Corp.                  166,400                     14,144,000

Outback Steakhouse, Inc. (a)      29,200                      1,281,150

Tricon Global Restaurants,        46,100                      2,858,200
Inc. (a)

                                                              18,283,350

TOBACCO - 4.3%

Philip Morris Companies, Inc.     227,600                     8,904,850

TOTAL COMMON STOCKS                                           191,397,441
(Cost $157,237,335)

CASH EQUIVALENTS - 7.3%



Taxable Central Cash Fund (b)     15,157,520                  15,157,520
(Cost $15,157,520)

TOTAL INVESTMENT IN                                           $ 206,554,961
SECURITIES - 100%
(Cost $172,394,855)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $141,491,375 and $202,525,536, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $54,460 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $172,928,466. Net unrealized appreciation aggregated $33,626,495, of which $38,352,761 related to appreciated investment securities and $4,726,266 related to depreciated investment securities.

The fund hereby designates approximately $27,714,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

FOOD AND AGRICULTURE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 206,554,961
value  (cost $172,394,855) -
 See accompanying schedule

Receivable for fund shares                 208,427
sold

Dividends receivable                       214,122

Interest receivable                        60,759

Redemption fees receivable                 280

 TOTAL ASSETS                              207,038,549

LIABILITIES

Payable for fund shares        $ 801,602
redeemed

Accrued management fee          101,113

Other payables and accrued      128,848
expenses

 TOTAL LIABILITIES                         1,031,563

NET ASSETS                                $ 206,006,986

Net Assets consist of:

Paid in capital                           $ 163,091,993

Undistributed net investment               490,066
income

Accumulated undistributed net              8,264,883
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                34,160,044
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,390,575                 $ 206,006,986
shares outstanding

NET ASSET VALUE and                        $46.92
redemption price per share
($206,006,986 (divided by)
4,390,575 shares)

Maximum offering price per                 $48.37
share (100/97.00 of $46.92)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 3,016,334
Dividends

Interest (including income on                   929,718
securities loaned of $39,045)

 TOTAL INCOME                                   3,946,052

EXPENSES

Management fee                   $ 1,335,082

Transfer agent fees               1,340,677

Accounting and security           222,264
lending fees

Non-interested trustees'          796
compensation

Custodian fees and expenses       15,000

Registration fees                 23,434

Audit                             15,760

Legal                             1,372

Reports to shareholders           34,266

 Total expenses before            2,988,651
reductions

 Expense reductions               (62,961)      2,925,690

NET INVESTMENT INCOME                           1,020,362

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            20,703,810

 Foreign currency transactions    (31,096)      20,672,714

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,236,124)

 Assets and liabilities in        (42)          (4,236,166)
foreign currencies

NET GAIN (LOSS)                                 16,436,548

NET INCREASE (DECREASE) IN                     $ 17,456,910
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 373,556
charges paid to FDC

 Sales charges - Retained by                   $ 371,478
FDC

 Deferred sales charges                        $ 5,955
withheld   by FDC

 Exchange fees withheld by FSC                 $ 16,665

 Expense reductions  Directed                  $ 62,550
brokerage arrangements

  Custodian credits                             411

                                               $ 62,961

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 1,020,362                   $ 1,795,355
income

 Net realized gain (loss)         20,672,714                    33,786,692

 Change in net unrealized         (4,236,166)                   14,339,862
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       17,456,910                    49,921,909
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (739,119)                     (2,133,491)
From net investment income

 From net realized gain           (25,615,738)                  (27,598,622)

 TOTAL DISTRIBUTIONS              (26,354,857)                  (29,732,113)

Share transactions Net            80,793,360                    212,263,562
proceeds from sales of shares

 Reinvestment of distributions    25,579,323                    29,301,818

 Cost of shares redeemed          (142,182,438)                 (234,907,260)

 NET INCREASE (DECREASE) IN       (35,809,755)                  6,658,120
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  148,005                       296,205

  TOTAL INCREASE (DECREASE)       (44,559,697)                  27,144,121
IN NET ASSETS

NET ASSETS

 Beginning of period              250,566,683                   223,422,562

 End of period (including        $ 206,006,986                 $ 250,566,683
undistributed net investment
income of $490,066 and
$367,788, respectively)

OTHER INFORMATION
Shares

 Sold                             1,684,840                     4,609,772

 Issued in reinvestment of        536,693                       675,395
distributions

 Redeemed                         (2,964,307)                   (5,169,172)

 Net increase (decrease)          (742,774)                     115,995




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 48.81    $ 44.53    $ 42.15    $ 32.53    $ 31.49
period

Income from Investment
Operations

Net investment income C           .21        .33        .42        .37        .15

Net realized and unrealized       3.50       9.22       4.91       11.61      2.80
gain (loss)

Total from investment             3.71       9.55       5.33       11.98      2.95
operations

Less Distributions

 From net investment income       (.16)      (.37)      (.24)      (.20)      (.08)

From net realized gain            (5.47)     (4.95)     (2.77)     (2.20)     (1.85)

Total distributions               (5.63)     (5.32)     (3.01)     (2.40)     (1.93)

Redemption fees added to paid     .03        .05        .06        .04        .02
in capital

Net asset value, end of period   $ 46.92    $ 48.81    $ 44.53    $ 42.15    $ 32.53

TOTAL RETURN A, B                 7.83%      23.58%     13.59%     37.92%     10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 206,007  $ 250,567  $ 223,423  $ 301,102  $ 197,130
(000 omitted)

Ratio of expenses to average      1.31%      1.49%      1.52%      1.43%      1.70%
net assets

Ratio of expenses to average      1.29% D    1.48% D    1.50% D    1.42% D    1.68% D
net assets after expense
reductions

Ratio of net investment           .45%       .73%       1.01%      .99%       .49%
income to average net assets

Portfolio turnover rate           68%        74%        91%        124%       126%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


LEISURE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT LEISURE                 37.54%       181.67%       480.93%

SELECT LEISURE  (LOAD ADJ.)    33.34%       173.15%       463.43%

S&P 500                        19.74%       194.91%       459.21%

GS Consumer Industries         16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index- a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT LEISURE               37.54%       23.01%        19.24%

SELECT LEISURE  (LOAD ADJ.)  33.34%       22.26%        18.87%

S&P 500                      19.74%       24.15%        18.78%

GS Consumer Industries       16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Leisure                     S&P 500
             00062                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10155.45                    10233.00
  1989/04/30      10731.35                    10764.09
  1989/05/31      11265.85                    11200.04
  1989/06/30      11372.68                    11136.20
  1989/07/31      12327.05                    12141.80
  1989/08/31      12425.91                    12379.78
  1989/09/30      12505.76                    12329.02
  1989/10/31      11604.62                    12042.99
  1989/11/30      11741.50                    12288.66
  1989/12/31      11917.20                    12583.59
  1990/01/31      10471.96                    11739.23
  1990/02/28      10379.11                    11890.67
  1990/03/31      10459.85                    12205.77
  1990/04/30      10052.11                    11900.63
  1990/05/31      10883.73                    13060.94
  1990/06/30      10758.59                    12972.12
  1990/07/31      10387.18                    12930.61
  1990/08/31       9188.20                    11761.68
  1990/09/30       8316.21                    11188.89
  1990/10/31       8219.32                    11140.78
  1990/11/30       8873.31                    11860.47
  1990/12/31       9261.40                    12191.38
  1991/01/31       9779.32                    12722.92
  1991/02/28      10529.69                    13632.61
  1991/03/31      10705.05                    13962.52
  1991/04/30      10733.60                    13996.03
  1991/05/31      11104.70                    14600.66
  1991/06/30      10480.75                    13931.95
  1991/07/31      10982.36                    14581.18
  1991/08/31      11096.55                    14926.75
  1991/09/30      11382.02                    14677.48
  1991/10/31      11724.58                    14874.16
  1991/11/30      11161.80                    14274.73
  1991/12/31      12311.83                    15907.76
  1992/01/31      12589.14                    15611.87
  1992/02/29      13029.57                    15814.83
  1992/03/31      12764.50                    15506.44
  1992/04/30      12907.23                    15962.33
  1992/05/31      12984.71                    16040.54
  1992/06/30      12784.89                    15801.54
  1992/07/31      12846.06                    16447.82
  1992/08/31      12662.54                    16110.64
  1992/09/30      12911.31                    16300.75
  1992/10/31      13009.18                    16357.80
  1992/11/30      13894.13                    16915.60
  1992/12/31      14310.10                    17123.66
  1993/01/31      14664.90                    17267.50
  1993/02/28      14587.41                    17502.34
  1993/03/31      15345.94                    17871.64
  1993/04/30      15000.10                    17439.14
  1993/05/31      16077.60                    17906.51
  1993/06/30      16510.29                    17958.44
  1993/07/31      16951.47                    17886.61
  1993/08/31      18118.05                    18564.51
  1993/09/30      19021.62                    18421.56
  1993/10/31      20073.66                    18802.89
  1993/11/30      19327.05                    18624.26
  1993/12/31      19970.27                    18849.62
  1994/01/31      20177.84                    19490.50
  1994/02/28      20005.60                    18962.31
  1994/03/31      18795.55                    18135.55
  1994/04/30      18833.44                    18367.69
  1994/05/31      18634.12                    18668.92
  1994/06/30      17846.56                    18211.53
  1994/07/31      18536.89                    18808.87
  1994/08/31      19275.84                    19580.03
  1994/09/30      19270.98                    19100.32
  1994/10/31      19202.92                    19530.08
  1994/11/30      18381.32                    18818.79
  1994/12/31      18604.95                    19097.87
  1995/01/31      18945.26                    19593.08
  1995/02/28      19791.16                    20356.63
  1995/03/31      20311.34                    20957.35
  1995/04/30      20491.28                    21574.54
  1995/05/31      20887.79                    22436.88
  1995/06/30      21695.50                    22958.09
  1995/07/31      23203.22                    23719.38
  1995/08/31      23947.29                    23778.91
  1995/09/30      23986.45                    24782.38
  1995/10/31      22831.18                    24693.91
  1995/11/30      23575.25                    25777.97
  1995/12/31      23620.43                    26274.46
  1996/01/31      23970.53                    27168.84
  1996/02/29      25256.03                    27420.69
  1996/03/31      25381.84                    27684.75
  1996/04/30      26423.99                    28092.83
  1996/05/31      27508.22                    28817.34
  1996/06/30      27402.03                    28927.14
  1996/07/31      25434.77                    27649.13
  1996/08/31      26066.30                    28232.26
  1996/09/30      27334.97                    29821.17
  1996/10/31      26586.07                    30643.63
  1996/11/30      27340.56                    32959.99
  1996/12/31      26786.83                    32307.05
  1997/01/31      27979.03                    34325.59
  1997/02/28      27816.19                    34594.71
  1997/03/31      26786.83                    33173.21
  1997/04/30      27039.26                    35153.65
  1997/05/31      29574.00                    37293.80
  1997/06/30      30740.60                    38964.57
  1997/07/31      32310.30                    42064.98
  1997/08/31      31791.14                    39708.50
  1997/09/30      35297.02                    41883.33
  1997/10/31      34753.43                    40484.43
  1997/11/30      36152.11                    42358.45
  1997/12/31      37846.99                    43085.75
  1998/01/31      38050.86                    43562.28
  1998/02/28      40970.77                    46703.99
  1998/03/31      43831.49                    49095.70
  1998/04/30      44545.15                    49589.60
  1998/05/31      43435.22                    48737.16
  1998/06/30      46610.29                    50716.86
  1998/07/31      45951.06                    50176.72
  1998/08/31      37959.57                    42922.17
  1998/09/30      39486.56                    45671.77
  1998/10/31      42197.48                    49386.71
  1998/11/30      46038.51                    52380.04
  1998/12/31      52198.73                    55398.18
  1999/01/31      56647.80                    57714.93
  1999/02/26      56353.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 160436 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $56,343 - a 463.43% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

America Online, Inc.              5.8

Time Warner, Inc.                 5.8

Disney (Walt) Co.                 5.4

McDonald's Corp.                  5.3

Microsoft Corp.                   4.8

CBS Corp.                         4.5

Anheuser-Busch Companies, Inc.    3.3

Tele-Communications, Inc.         3.1
(Liberty Media Group) Series A

Gap, Inc.                         2.7

Comcast Corp. Class A (special)   2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Broadcasting 25.9%
Entertainment 15.3%
Computer Services
& Software 12.8%
Restaurants 8.6%
Apparel Stores 6.4%
All Others 31.0%*

Row: 1, Col: 1, Value: 31.0
Row: 1, Col: 2, Value: 6.4
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 12.8
Row: 1, Col: 5, Value: 15.3
Row: 1, Col: 6, Value: 25.9

* INCLUDES SHORT-TERM INVESTMENTS

LEISURE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Leisure Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 37.54%, outperforming the Standard & Poor's 500 Index's return of 19.74%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% over the same 12-month period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXCEPTIONALLY STRONG PERFORMANCE?

A. The fund's focus on entertainment companies, cable providers and advertising companies - as well as its underweighting in gaming and lodging companies - all contributed to strong performance during the year. A healthy U.S. economy helped entertainment companies to thrive. Many entertainment companies have reduced debt, grown their cash flows and benefited from economies of scale. After the stock market dip in the late summer and early fall, many of these companies got cheaper and, with their fundamentals still strong, I bought more shares. Furthermore, the fund's heavy concentration in cable companies helped performance; cable providers continued to develop new revenue sources during the year, posting strong returns. In general, they had an outstanding year. Though future price increases may be muted on the basic cable side, the advent of digital cable, telephony and online services has boosted the growth rate for this industry. Advertising companies benefited from increased ad budgets and consolidation within the industry.

Q. WHICH STOCKS STOOD OUT IN THIS POSITIVE ENVIRONMENT?

A. Entertainment companies Time Warner - the fund's number-two holding at the end of the period - and Viacom were both standouts during the year, benefiting from the strength of their cable television networks and their very solid film entertainment divisions. Cable providers Comcast, TCI Group and Cox Communications all performed well, reflecting the success cable systems achieved in offering a much greater range of services to consumers. McDonald's had a great year. The company did a terrific job in restructuring its operations and developed a winning growth strategy that was reflected in its strong stock performance. Reader's Digest was another success story . With a new CEO in place for nearly a year, the leadership at Reader's Digest identified a significant amount of cost cutting and articulated a growth strategy for the future. The reinvigoration of this company was made possible by using its considerable strengths, including its huge customer database, to drive new growth initiatives.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Gaming and lodging stocks generally were disappointing, suffering from a decline in demand. However, the fund had very little exposure to these stocks. I did own a few - such as Harrah's - and have sold them from the fund's portfolio. Starwood Hotels, which owns several hotel chains, reflected this industry's sluggish performance as the previously strong trend toward consolidation stalled during 1998. Disney continued to disappoint as lower home-video sales, plus Asia's weakness and its corresponding economic decline, hurt results. However, with the launch of Disney's GO Network and further substantial investment spending this year, the company is making a good effort to position itself for a re-acceleration of growth.

Q. WHERE DO YOU SEE NEW OPPORTUNITIES?

A. With advertising trends positive, I think we may actually see an acceleration in activity from increased "millennium spending" as the Year 2000 approaches. Add to this an upcoming presidential campaign and the 2000 Olympics, and we should see a very strong second half of 1999, while 2000 should be one of the biggest advertising years in recent memory. Consequently, I'll be looking for companies that could benefit from this phenomenon.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. At this point, the outlook for leisure stocks is strong, reflecting a healthy U.S. economy and the domestic orientation of most of the companies in this sector. As long as business fundamentals remain attractive, I believe that there are ample opportunities to identify good companies that are well-positioned for the future, and to buy their stock at a reasonable price.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 062

TRADING SYMBOL: FDLSX
SIZE: as of February 28, 1999, more than $346 million

MANAGER: Jeffrey Dorsey, since 1998;
manager, Fidelity Select Multimedia Portfolio, since 1997; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

LEISURE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.0%

                                SHARES                      VALUE (NOTE 1)

ADVERTISING - 5.7%

Interpublic Group of             62,300                     $ 4,660,819
Companies, Inc.

Lamar Advertising Co. Class A    30,900                      1,193,513
(a)

Omnicom Group, Inc.              73,100                      4,842,875

Outdoor Systems, Inc. (a)        162,400                     4,537,050

WPP Group PLC                    235,400                     1,864,090

WPP Group PLC sponsored ADR      22,600                      1,799,525

Young & Rubicam, Inc.            24,400                      921,100

                                                             19,818,972

APPAREL STORES - 6.4%

Abercrombie & Fitch Co. Class    53,615                      4,074,740
A (a)

AnnTaylor Stores Corp. (a)       19,900                      752,469

Gap, Inc.                        145,500                     9,412,031

Intimate Brands, Inc. Class A    25,600                      1,006,400

Limited, Inc. (The)              70,900                      2,516,950

Payless ShoeSource, Inc. (a)     20,600                      1,130,425

TJX Companies, Inc.              80,600                      2,302,138

Wet Seal, Inc. Class A (a)       24,600                      954,788

                                                             22,149,941

BEVERAGES - 5.1%

Anheuser-Busch Companies,        148,600                     11,395,763
Inc.

Seagram Co. Ltd.                 136,600                     6,332,630

                                                             17,728,393

BROADCASTING - 25.9%

Cablevision Systems Corp.        63,600                      4,134,000
Class A (a)

CBS Corp.                        425,117                     15,676,189

Chancellor Media Corp. (a)       122,300                     5,350,625

Clear Channel Communications,    101,824                     6,109,440
Inc. (a)

Comcast Corp. Class A            120,400                     8,540,875
(special)

Cox Communications, Inc.         117,800                     8,334,350
Class A (a)

Infinity Broadcasting Corp.      14,500                      344,375
Class A (a)

Jacor Communications, Inc.       50,700                      3,536,325
Class A (a)

MediaOne Group, Inc.             96,100                      5,237,450

PanAmSat Corp. (a)               49,200                      1,765,050

TCA Cable TV, Inc.               7,700                       339,763

Tele-Communications, Inc.        128,000                     8,040,000
(TCI Group) Series A (a)

Time Warner, Inc.                310,061                     19,998,935

USA Networks, Inc. (a)           38,700                      1,538,325

Westwood One, Inc. (a)           12,400                      302,250

                                                             89,247,952

COMPUTER SERVICES & SOFTWARE
- 12.8%

America Online, Inc.             226,600                     20,153,225

At Home Corp. Series A (a)       12,500                      1,326,563



                                SHARES                      VALUE (NOTE 1)

CNET, Inc. (a)                   2,900                      $ 332,413

Electronic Arts, Inc. (a)        17,800                      709,775

Lycos, Inc. (a)                  35,200                      3,084,400

Microsoft Corp. (a)              111,100                     16,678,888

Modem Media . Poppe Tyson,       100                         2,688
Inc. (a)

Sportsline USA, Inc. (a)         20,200                      909,000

Yahoo!, Inc. (a)                 6,100                       936,350

                                                             44,133,302

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Coinstar, Inc. (a)               151,100                     2,379,825

CONSUMER ELECTRONICS - 0.1%

Fossil, Inc. (a)                 5,100                       160,650

ENTERTAINMENT - 15.3%

Carnival Corp.                   24,800                      1,103,600

Disney (Walt) Co.                530,256                     18,658,383

Fox Entertainment Group, Inc.    12,000                      312,000
(a)

IMAX Corp. (a)                   87,000                      1,555,014

King World Productions, Inc.     18,100                      478,519
(a)

News Corp. Ltd.:  ADR            43,700                      1,239,988

 sponsored ADR (ltd. vtg.)       101,900                     2,674,875

Premier Parks, Inc. (a)          103,800                     3,023,175

Royal Carribean Cruises Ltd.     48,200                      1,590,600

SFX Entertainment, Inc. Class    18,100                      1,106,363
A (a)

Tele-Communications, Inc.:

(Liberty Media Group) Series     200,700                     10,812,713
A (a)

(TCI Ventures Group) Series A    87,800                      2,430,963
(a)

Ticketmaster Online              200                         7,225
CitySearch, Inc. (a)

Viacom, Inc. Class B             87,000                      7,688,625
(non-vtg.) (a)

                                                             52,682,043

GENERAL MERCHANDISE STORES -
0.2%

Michaels Stores, Inc. (a)        13,800                      236,325

Saks, Inc. (a)                   13,600                      488,750

                                                             725,075

HOUSEHOLD PRODUCTS - 1.0%

Avon Products, Inc.              81,500                      3,392,438

LEASING & RENTAL - 0.0%

Hollywood Entertainment Corp.    5,000                       137,188
(a)

LEISURE DURABLES & TOYS - 0.8%

Hasbro, Inc.                     35,400                      1,309,800

Mattel, Inc.                     53,300                      1,405,788

                                                             2,715,588

COMMON STOCKS - CONTINUED

                                SHARES                      VALUE (NOTE 1)

LODGING & GAMING - 0.5%

Promus Hotel Corp. (a)           17,600                     $ 619,300

Sun International Hotels Ltd.    28,200                      1,002,863
(a)

                                                             1,622,163

PRINTING - 0.9%

Donnelley (R.R.) & Sons Co.      36,000                      1,233,000

Valassis Communications, Inc.    39,500                      1,896,000
(a)

                                                             3,129,000

PUBLISHING - 5.5%

American Greetings Corp.         20,900                      495,069
Class A

Harte Hanks Communications,      38,100                      985,838
Inc.

McGraw-Hill Companies, Inc.      34,500                      3,775,594

Meredith Corp.                   70,300                      2,372,625

Playboy Enterprises, Inc.        155,200                     4,151,600
Class B (a)

Reader's Digest Association,     108,400                     3,685,600
Inc. Class A (non-vtg.)

Tribune Co.                      50,500                      3,348,781

                                                             18,815,107

REAL ESTATE - 0.0%

ResortQuest International,       3,000                       52,688
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.6%

Starwood Hotels & Resorts        61,400                      1,903,400
Worldwide, Inc.

RESTAURANTS - 8.6%

Brinker International, Inc.      33,800                      978,088
(a)

CKE Restaurants, Inc.            16,560                      439,875

McDonald's Corp.                 214,400                     18,224,000

Outback Steakhouse, Inc. (a)     19,700                      864,338

Papa John's International,       10,000                      432,500
Inc. (a)

PJ America, Inc. (a)             51,500                      1,010,688

Starbucks Corp. (a)              60,400                      3,193,650

Tricon Global Restaurants,       73,200                      4,538,400
Inc. (a)

                                                             29,681,539

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

Action Performance Companies,    21,500                      771,313
Inc. (a)

Barnes & Noble, Inc. (a)         21,500                      635,594

Bed Bath & Beyond, Inc. (a)      37,200                      1,095,075

Piercing Pagoda, Inc. (a)        1,300                       13,325

                                                             2,515,307



                                SHARES                      VALUE (NOTE 1)

TEXTILES & APPAREL - 1.2%

Liz Claiborne, Inc.              21,300                     $ 717,544

NIKE, Inc. Class B               65,300                      3,501,713

                                                             4,219,257

TOTAL COMMON STOCKS                                          317,209,828
(Cost $216,394,086)

CASH EQUIVALENTS - 8.0%



Taxable Central Cash Fund (b)    27,721,242                  27,721,242
(Cost $27,721,242)

TOTAL INVESTMENT IN                                         $ 344,931,070
SECURITIES - 100%
(Cost $244,115,328)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $294,037,393 and $290,681,002, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $84,286 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $245,469,507. Net unrealized appreciation aggregated $99,461,563, of which $104,699,680 related to appreciated investment securities and $5,238,117 related to depreciated investment securities.

The fund hereby designates approximately $10,012,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 12% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

LEISURE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 344,931,070
value  (cost $244,115,328) -
 See accompanying schedule

Receivable for fund shares                 2,232,887
sold

Dividends receivable                       149,528

Interest receivable                        101,730

Redemption fees receivable                 282

Other receivables                          49,491

 TOTAL ASSETS                              347,464,988

LIABILITIES

Payable for fund shares        $ 986,552
redeemed

Accrued management fee          164,062

Other payables and accrued      175,006
expenses

 TOTAL LIABILITIES                         1,325,620

NET ASSETS                                $ 346,139,368

Net Assets consist of:

Paid in capital                           $ 231,932,004

Accumulated undistributed net              13,391,716
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                100,815,648
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,250,039                 $ 346,139,368
shares outstanding

NET ASSET VALUE and                        $81.44
redemption price per share
($346,139,368 (divided by)
4,250,039 shares)

Maximum offering price per                 $83.96
share (100/97.00 of $81.44)

STATEMENT OF OPERATIONS

                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 1,278,268
Dividends

Interest                                       1,178,921

 TOTAL INCOME                                  2,457,189

EXPENSES

Management fee                   $ 1,721,162

Transfer agent fees               1,556,159

Accounting fees and expenses      279,815

Non-interested trustees'          1,166
compensation

Custodian fees and expenses       14,784

Registration fees                 56,416

Audit                             22,874

Legal                             1,948

Reports to shareholders           30,091

 Total expenses before            3,684,415
reductions

 Expense reductions               (55,442)     3,628,973

NET INVESTMENT INCOME (LOSS)                   (1,171,784)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            22,616,844

 Foreign currency transactions    7,211        22,624,055

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            65,006,125

 Assets and liabilities in        34           65,006,159
foreign currencies

NET GAIN (LOSS)                                87,630,214

NET INCREASE (DECREASE) IN                    $ 86,458,430
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 956,242
charges paid to FDC

 Sales charges - Retained by                  $ 946,671
FDC

 Deferred sales charges                       $ 10,919
withheld   by FDC

 Exchange fees withheld by FSC                $ 18,008

 Expense Reductions

  Directed brokerage                          $ 53,531
arrangements

  Custodian credits                            1,911

                                              $ 55,442

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,171,784)                 $ (652,887)
income (loss)

 Net realized gain (loss)         22,624,055                    27,572,262

 Change in net unrealized         65,006,159                    29,426,716
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       86,458,430                    56,346,091
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (14,475,212)                  (19,896,472)
from net realized gains

Share transactions Net            283,063,939                   221,739,781
proceeds from sales of shares

 Reinvestment of distributions    14,128,858                    19,641,349

 Cost of shares redeemed          (280,558,227)                 (118,975,901)

 NET INCREASE (DECREASE) IN       16,634,570                    122,405,229
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  323,063                       210,283

  TOTAL INCREASE (DECREASE)       88,940,851                    159,065,131
IN NET ASSETS

NET ASSETS

 Beginning of period              257,198,517                   98,133,386

 End of period                   $ 346,139,368                 $ 257,198,517

OTHER INFORMATION
Shares

 Sold                             4,108,533                     3,893,810

 Issued in reinvestment of        211,513                       374,739
distributions

 Redeemed                         (4,198,228)                   (2,192,054)

 Net increase (decrease)          121,818                       2,076,495




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 62.30    $ 47.83    $ 46.17   $ 40.71   $ 45.30
period

Income from Investment
Operations

Net investment income (loss) C    (.27)      (.25)      (.06) E   (.21)     (.21)

Net realized and unrealized       22.78      21.10      4.47      10.97     (.48)
gain (loss)

Total from investment             22.51      20.85      4.41      10.76     (.69)
operations

Less Distributions

From net realized gain            (3.44)     (6.46)     (2.83)    (5.32)    (3.93)

Redemption fees added to paid     .07        .08        .08       .02       .03
in capital

Net asset value, end of period   $ 81.44    $ 62.30    $ 47.83   $ 46.17   $ 40.71

TOTAL RETURN A, B                 37.54%     47.29%     10.14%    27.61%    (1.07)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 346,139  $ 257,199  $ 98,133  $ 85,013  $ 69,569
(000 omitted)

Ratio of expenses to average      1.26%      1.44%      1.56%     1.64%     1.64%
net assets

Ratio of expenses to average      1.24% D    1.39% D    1.54% D   1.63% D   1.62% D
net assets after expense
reductions

Ratio of net investment           (.40)%     (.46)%     (.12)%    (.46)%    (.52)%
income (loss) to average net
assets

Portfolio turnover rate           107%       209%       127%      141%      103%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E
INVESTMENT INCOME (LOSS) PER
SHARE REFLECTS A SPECIAL
DIVIDEND WHICH AMOUNTED TO
$.23 PER SHARE. F FOR THE
YEAR ENDED FEBRUARY 29.


MULTIMEDIA PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MULTIMEDIA                 36.68%       168.24%       443.52%

SELECT MULTIMEDIA  (LOAD ADJ.)    32.51%       160.12%       427.14%

S&P 500                           19.74%       194.91%       459.21%

GS Consumer Industries            16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MULTIMEDIA               36.68%       21.82%        18.45%

SELECT MULTIMEDIA  (LOAD ADJ.)  32.51%       21.07%        18.08%

S&P 500                         19.74%       24.15%        18.78%

GS Consumer Industries          16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10154.90                    10233.00
  1989/04/30      10837.24                    10764.09
  1989/05/31      11359.03                    11200.04
  1989/06/30      11591.62                    11136.20
  1989/07/31      12473.45                    12141.80
  1989/08/31      12459.99                    12379.78
  1989/09/30      12264.77                    12329.02
  1989/10/31      11436.80                    12042.99
  1989/11/30      11504.12                    12288.66
  1989/12/31      11508.99                    12583.59
  1990/01/31       9980.76                    11739.23
  1990/02/28       9728.68                    11890.67
  1990/03/31       9634.15                    12205.77
  1990/04/30       9177.26                    11900.63
  1990/05/31      10051.66                    13060.94
  1990/06/30       9965.00                    12972.12
  1990/07/31       9413.58                    12930.61
  1990/08/31       8192.57                    11761.68
  1990/09/30       7491.48                    11188.89
  1990/10/31       7168.50                    11140.78
  1990/11/30       7908.98                    11860.47
  1990/12/31       8491.92                    12191.38
  1991/01/31       8948.81                    12722.92
  1991/02/28       9610.52                    13632.61
  1991/03/31       9870.47                    13962.52
  1991/04/30      10209.20                    13996.03
  1991/05/31      10264.35                    14600.66
  1991/06/30       9452.97                    13931.95
  1991/07/31       9807.45                    14581.18
  1991/08/31      10114.68                    14926.75
  1991/09/30      10729.12                    14677.48
  1991/10/31      11272.66                    14874.16
  1991/11/30      10500.67                    14274.73
  1991/12/31      11705.92                    15907.76
  1992/01/31      12013.15                    15611.87
  1992/02/29      12682.73                    15814.83
  1992/03/31      12359.76                    15506.44
  1992/04/30      12548.81                    15962.33
  1992/05/31      12737.87                    16040.54
  1992/06/30      12785.14                    15801.54
  1992/07/31      12816.65                    16447.82
  1992/08/31      12643.34                    16110.64
  1992/09/30      12564.57                    16300.75
  1992/10/31      12769.38                    16357.80
  1992/11/30      13698.93                    16915.60
  1992/12/31      14222.47                    17123.66
  1993/01/31      14509.79                    17267.50
  1993/02/28      14573.64                    17502.34
  1993/03/31      15148.29                    17871.64
  1993/04/30      14756.55                    17439.14
  1993/05/31      15762.50                    17906.51
  1993/06/30      16257.36                    17958.44
  1993/07/31      16865.79                    17886.61
  1993/08/31      18301.69                    18564.51
  1993/09/30      18739.77                    18421.56
  1993/10/31      20143.22                    18802.89
  1993/11/30      18828.66                    18624.26
  1993/12/31      19629.92                    18849.62
  1994/01/31      19909.88                    19490.50
  1994/02/28      19654.62                    18962.31
  1994/03/31      18452.45                    18135.55
  1994/04/30      18461.41                    18367.69
  1994/05/31      19140.34                    18668.92
  1994/06/30      18712.52                    18211.53
  1994/07/31      19168.24                    18808.87
  1994/08/31      20321.50                    19580.03
  1994/09/30      20181.99                    19100.32
  1994/10/31      20637.71                    19530.08
  1994/11/30      19986.68                    18818.79
  1994/12/31      20415.81                    19097.87
  1995/01/31      20646.61                    19593.08
  1995/02/28      21492.86                    20356.63
  1995/03/31      22858.40                    20957.35
  1995/04/30      23387.31                    21574.54
  1995/05/31      23512.32                    22436.88
  1995/06/30      24416.27                    22958.09
  1995/07/31      25858.75                    23719.38
  1995/08/31      26676.15                    23778.91
  1995/09/30      27435.85                    24782.38
  1995/10/31      26628.07                    24693.91
  1995/11/30      27657.03                    25777.97
  1995/12/31      27290.40                    26274.46
  1996/01/31      27457.38                    27168.84
  1996/02/29      28365.32                    27420.69
  1996/03/31      27989.62                    27684.75
  1996/04/30      29292.62                    28092.83
  1996/05/31      30265.47                    28817.34
  1996/06/30      28864.99                    28927.14
  1996/07/31      26117.47                    27649.13
  1996/08/31      27090.33                    28232.26
  1996/09/30      28811.53                    29821.17
  1996/10/31      27999.04                    30643.63
  1996/11/30      28512.19                    32959.99
  1996/12/31      27583.37                    32307.05
  1997/01/31      27442.03                    34325.59
  1997/02/28      27083.24                    34594.71
  1997/03/31      25767.67                    33173.21
  1997/04/30      26343.06                    35153.65
  1997/05/31      28858.28                    37293.80
  1997/06/30      30750.26                    38964.57
  1997/07/31      32397.40                    42064.98
  1997/08/31      31763.03                    39708.50
  1997/09/30      34333.90                    41883.33
  1997/10/31      33232.10                    40484.43
  1997/11/30      34333.90                    42358.45
  1997/12/31      36114.40                    43085.75
  1998/01/31      36378.59                    43562.28
  1998/02/28      38572.56                    46703.99
  1998/03/31      41283.44                    49095.70
  1998/04/30      42257.79                    49589.60
  1998/05/31      41096.52                    48737.16
  1998/06/30      43883.56                    50716.86
  1998/07/31      44409.18                    50176.72
  1998/08/31      36891.52                    42922.17
  1998/09/30      38480.62                    45671.77
  1998/10/31      40815.37                    49386.71
  1998/11/30      43247.92                    52380.04
  1998/12/31      49005.34                    55398.18
  1999/01/31      53014.76                    57714.93
  1999/02/26      52714.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115444 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on February 28, 1989 and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $52,714 - a 427.14% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Comcast Corp. Class A (special)   6.2

CBS Corp.                         5.8

Viacom, Inc. Class B (non-vtg.)   5.6

Time Warner, Inc.                 5.3

Tele-Communications, Inc.         5.2
(TCI Group) Series A

Disney (Walt) Co.                 5.0

Cox Communications, Inc.          4.2
Class A

MCI WorldCom, Inc.                4.0

Clear Channel Communications,     3.5
Inc.

AT&T Corp.                        3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
7.7

Broadcasting 42.9%
Entertainment 18.8%
Publishing 8.5%
Advertising 7.7%
Telephone Services 7.4%
All Others 14.7%*

Row: 1, Col: 1, Value: 14.7
Row: 1, Col: 2, Value: 7.4
Row: 1, Col: 3, Value: 7.7
Row: 1, Col: 4, Value: 8.5
Row: 1, Col: 5, Value: 18.8
Row: 1, Col: 6, Value: 42.9

* INCLUDES SHORT-TERM INVESTMENTS

MULTIMEDIA PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Multimedia Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 36.68%, outperforming the Standard & Poor's 500 Index's return of 19.74%. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% over the same 12-month period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXCEPTIONALLY STRONG PERFORMANCE?

A. The fund's focus on entertainment companies, cable providers and advertising companies - as well as its underweighting in newspaper publishers - all contributed to its strong performance during the year. A healthy U.S. economy helped entertainment companies to thrive, with many of these companies reducing debt, growing their cash flows and benefiting from economies of scale. After the stock market dip in the late summer and early fall, entertainment stocks got cheaper and, with their business fundamentals still strong, I bought more shares. Furthermore, the fund's heavy concentration in cable companies helped performance; in general, cable providers had an outstanding year, continuing to develop new revenue sources and posting strong returns. Though future price increases may be muted on the basic cable side, the advent of digital cable, telephony and online services has boosted the overall growth rate for this industry. Advertising companies benefited from increased ad budgets and consolidation within their industry. As for newspapers, help-wanted advertising activity continued to decline, based on an ongoing shift from print to radio and online mediums.

Q. WHICH STOCKS STOOD OUT IN THIS POSITIVE ENVIRONMENT?

A. Entertainment companies Time Warner and Viacom were both standouts during the year, benefiting from the strength of their cable television networks and their very solid film entertainment divisions. Comcast, a cable provider, performed well, reflecting the success cable systems achieved in offering a much greater range of services to consumers. Reader's Digest is another success story in the making. With a new CEO in place for nearly a year, the leadership at Reader's Digest identified a significant amount of cost cutting and articulated a growth strategy for the future. The reinvigoration of this company was made possible by using its considerable strengths, including its huge customer database, to drive new growth initiatives.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Disney continued to disappoint as lower home-video sales, Asia's economic weakness and declining demand hurt results. However, with the launch of its GO Network and further substantial investment spending this year, the company is making a good effort to position itself for a re-acceleration of growth. Seagram is another company that experienced difficulties resulting from disappointments in its entertainment division and Asia's economic problems, but it has formed the most powerful music company in the industry with its purchase of Polygram. Seagram, too, is hoping to structure itself for substantial profit growth through both cost cutting and top-line improvement at its theme-park division.

Q. WHERE DO YOU SEE NEW OPPORTUNITIES?

A. With advertising trends positive, I think we may actually see an acceleration in activity from increased "millennium spending" as the Year 2000 approaches. Add to this an upcoming presidential campaign and the 2000 Olympics, and we should see a very strong second half of 1999. In fact, 2000 should be one of the biggest advertising years in recent memory. Consequently, I'll be looking for companies that will benefit from this phenomenon.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. At this point, the outlook for multimedia stocks is strong, reflecting a healthy U.S. economy and the domestic nature of most of the companies in this sector. As long as business fundamentals remain attractive, I believe that there are ample opportunities to identify good companies that are well-positioned for the future. To take advantage of the strong potential I'm seeing now in many companies, I'll continue to build a more concentrated portfolio. Most companies in this sector have one element in common: They're affected by advertising activity. As long as the economy doesn't weaken significantly and advertising activity remains strong, many of these companies should benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 503

TRADING SYMBOL: FBMPX

SIZE: as of February 28, 1999, more than $159 million

MANAGER: Jeffrey Dorsey, since 1997;
manager, Fidelity Select Leisure Portfolio, since 1998; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

MULTIMEDIA PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.0%

                               SHARES                      VALUE (NOTE 1)

ADVERTISING - 7.7%

Interpublic Group of            55,300                     $ 4,137,131
Companies, Inc.

Lamar Advertising Co. Class A   15,500                      598,688
(a)

Omnicom Group, Inc.             67,000                      4,438,750

Outdoor Systems, Inc. (a)       62,600                      1,748,887

WPP Group PLC                   172,700                     1,367,580

                                                            12,291,036

BEVERAGES - 2.5%

Seagram Co. Ltd.                85,200                      3,949,781

BROADCASTING - 42.9%

Cablevision Systems Corp.       61,500                      3,997,500
Class A (a)

CBS Corp.                       252,550                     9,312,781

Chancellor Media Corp. (a)      55,500                      2,428,125

Clear Channel Communications,   94,500                      5,670,000
Inc. (a)

Comcast Corp. Class A           138,900                     9,853,214
(special)

Cox Communications, Inc.        96,000                      6,792,000
Class A (a)

E.W. Scripps Co. Class A        12,100                      496,100

Infinity Broadcasting Corp.     6,000                       142,500
Class A (a)

Jacor Communications, Inc.      39,900                      2,783,025
Class A (a)

MediaOne Group, Inc.            91,100                      4,964,950

Moviefone, Inc. Class A (a)     11,800                      354,000

Nielsen Media Research, Inc.    29,700                      582,863
(a)

PanAmSat Corp. (a)              60,900                      2,184,788

TCA Cable TV, Inc.              2,100                       92,663

Tele-Communications, Inc.       133,605                     8,392,064
(TCI Group) Series A (a)

Time Warner, Inc.               130,947                     8,446,082

USA Networks, Inc. (a)          47,600                      1,892,100

Westwood One, Inc. (a)          9,900                       241,313

                                                            68,626,068

COMPUTER SERVICES & SOFTWARE
- 1.1%

America Online, Inc.            11,600                      1,031,675

FactSet Research Systems,       5,850                       243,872
Inc.

Modem Media Poppe Tyson, Inc.   100                         2,688
(a)

Sportsline USA, Inc. (a)        11,400                      513,000

                                                            1,791,235

ENTERTAINMENT - 18.8%

Disney (Walt) Co.               228,000                     8,022,750

Fox Entertainment Group, Inc.   5,000                       130,000
(a)

King World Productions, Inc.    24,000                      634,500
(a)

News Corp. Ltd. ADR             34,600                      981,775

Premier Parks, Inc. (a)         41,500                      1,208,688

SFX Entertainment, Inc. Class   8,200                       501,225
A (a)

Tele-Communications, Inc.:

(Liberty Media Group) Series    99,202                      5,344,508
A (a)

(TCI Ventures Group) Series A   159,800                     4,424,463
(a)

Ticketmaster Online             100                         3,613
CitySearch, Inc. (a)

Viacom, Inc. Class B            100,600                     8,890,525
(non-vtg.) (a)

                                                            30,142,047

PRINTING - 1.7%

Donnelley (R.R.) & Sons Co.     42,500                      1,455,625

Valassis Communications, Inc.   26,200                      1,257,600
(a)

                                                            2,713,225



                               SHARES                      VALUE (NOTE 1)

PUBLISHING - 8.5%

American Greetings Corp.        21,900                     $ 518,756
Class A

Banta Corp.                     11,400                      242,963

Harte Hanks Communications,     48,300                      1,249,763
Inc.

McGraw-Hill Companies, Inc.     32,100                      3,512,944

Meredith Corp.                  42,500                      1,434,375

Playboy Enterprises, Inc.       52,100                      1,393,675
Class B (a)

Reader's Digest Association,    66,800                      2,271,200
Inc. Class A (non-vtg.)

Tribune Co.                     44,200                      2,931,013

                                                            13,554,689

SERVICES - 0.4%

ACNielsen Corp. (a)             8,800                       228,800

Catalina Marketing Corp. (a)    5,600                       360,500

                                                            589,300

TELEPHONE SERVICES - 7.4%

AT&T Corp.                      66,800                      5,485,950

MCI WorldCom, Inc. (a)          76,600                      6,319,500

                                                            11,805,450

TOTAL COMMON STOCKS                                         145,462,831
(Cost $102,209,349)

CASH EQUIVALENTS - 9.0%



Taxable Central Cash Fund (b)   14,391,006                  14,391,006
(Cost $14,391,006)

TOTAL INVESTMENT IN                                         $ 159,853,837
SECURITIES - 100%
(Cost $116,600,355)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $135,513,128 and $132,504,769, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $41,770 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $117,064,039. Net unrealized appreciation aggregated $42,789,798, of which $44,808,607 related to appreciated investment securities and $2,018,809 related to depreciated investment securities.

The fund hereby designates approximately $5,431,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

MULTIMEDIA PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 159,853,837
value  (cost $116,600,355) -
 See accompanying schedule

Receivable for fund shares                 579,849
sold

Dividends receivable                       67,251

Interest receivable                        45,921

Redemption fees receivable                 1,385

Other receivables                          18,276

 TOTAL ASSETS                              160,566,519

LIABILITIES

Payable for fund shares        $ 666,421
redeemed

Accrued management fee          77,149

Other payables and accrued      93,421
expenses

 TOTAL LIABILITIES                         836,991

NET ASSETS                                $ 159,729,528

Net Assets consist of:

Paid in capital                           $ 113,715,452

Accumulated net investment                 (17,095)
loss

Accumulated undistributed net              2,777,697
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                43,253,474
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,703,786                 $ 159,729,528
shares outstanding

NET ASSET VALUE and                        $43.13
redemption price per share
($159,729,528 (divided by)
3,703,786 shares)

Maximum offering price per                 $44.46
share (100/97.00 of $43.13)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 553,150
Dividends

Interest                                       496,822

 TOTAL INCOME                                  1,049,972

EXPENSES

Management fee                   $ 768,461

Transfer agent fees               795,802

Accounting fees and expenses      124,969

Non-interested trustees'          452
compensation

Custodian fees and expenses       15,329

Registration fees                 22,574

Audit                             16,016

Legal                             675

Reports to shareholders           17,970

 Total expenses before            1,762,248
reductions

 Expense reductions               (31,187)     1,731,061

NET INVESTMENT INCOME (LOSS)                   (681,089)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,487,861

 Foreign currency transactions    9,198        3,497,059

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            32,313,719

 Assets and liabilities in        (8)          32,313,711
foreign currencies

NET GAIN (LOSS)                                35,810,770

NET INCREASE (DECREASE) IN                    $ 35,129,681
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 599,274
charges paid to FDC

 Sales charges - Retained by                  $ 596,505
FDC

 Deferred sales charges                       $ 1,687
withheld   by FDC

 Exchange fees withheld by FSC                $ 10,110

 Expense reductions  Directed                 $ 30,211
brokerage arrangements

  Custodian credits                            976

                                              $ 31,187

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (681,089)                   $ (345,513)
income (loss)

 Net realized gain (loss)         3,497,059                     11,157,423

 Change in net unrealized         32,313,711                    11,000,546
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       35,129,681                    21,812,456
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,954,098)                   (2,764,701)
from net realized gains

Share transactions Net            158,099,619                   123,445,992
proceeds from sales of shares

 Reinvestment of distributions    7,877,838                     2,725,416

 Cost of shares redeemed          (149,217,492)                 (84,022,531)

 NET INCREASE (DECREASE) IN       16,759,965                    42,148,877
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  309,134                       117,385

  TOTAL INCREASE (DECREASE)       44,244,682                    61,314,017
IN NET ASSETS

NET ASSETS

 Beginning of period              115,484,846                   54,170,829

 End of period (including        $ 159,729,528                 $ 115,484,846
accumulated net investment
loss of $17,095 and $1,536,
respectively)

OTHER INFORMATION
Shares

 Sold                             4,292,822                     4,033,610

 Issued in reinvestment of        230,819                       101,335
distributions

 Redeemed                         (4,259,349)                   (2,869,891)

 Net increase (decrease)          264,292                       1,265,054




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 33.58    $ 24.91    $ 27.18   $ 22.35   $ 23.87
period

Income from Investment
Operations

Net investment income (loss) C    (.19)      (.17)      .35 D     .02       (.01)

Net realized and unrealized       11.85      10.30      (1.58)    7.00      1.67
gain (loss)

Total from investment             11.66      10.13      (1.23)    7.02      1.66
operations

Less Distributions

 From net investment income       -          -          -         (.02)     -

From net realized gain            (2.19)     (1.52)     (1.07)    (2.19)    (3.21)

Total distributions               (2.19)     (1.52)     (1.07)    (2.21)    (3.21)

Redemption fees added to paid     .08        .06        .03       .02       .03
in capital

Net asset value, end of period   $ 43.13    $ 33.58    $ 24.91   $ 27.18   $ 22.35

TOTAL RETURN A, B                 36.68%     42.42%     (4.52)%   31.98%    9.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 159,730  $ 115,485  $ 54,171  $ 94,970  $ 38,157
(000 omitted)

Ratio of expenses to average      1.35%      1.75%      1.60%     1.56%     2.05%
net assets

Ratio of expenses to average      1.33% E    1.71% E    1.56% E   1.54% E   2.03% E
net assets after expense
reductions

Ratio of net investment           (.52)%     (.59)%     1.33%     .08%      (.07)%
income (loss) to average net
assets

Portfolio turnover rate           109%       219%       99%       223%      107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.49 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.



RETAILING PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT RETAILING                36.66%       179.05%       662.19%

SELECT RETAILING (LOAD ADJ.)    32.49%       170.61%       639.25%

S&P 500                         19.74%       194.91%       459.21%

GS Consumer Industries          16.26%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT RETAILING              36.66%       22.78%        22.52%

SELECT RETAILING (LOAD ADJ.)  32.49%       22.03%        22.15%

S&P 500                       19.74%       24.15%        18.78%

GS Consumer Industries        16.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Retailing                   S&P 500
             00046                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10163.31                    10233.00
  1989/04/30      10736.92                    10764.09
  1989/05/31      11479.68                    11200.04
  1989/06/30      11275.31                    11136.20
  1989/07/31      12184.61                    12141.80
  1989/08/31      12775.66                    12379.78
  1989/09/30      12745.35                    12329.02
  1989/10/31      12131.57                    12042.99
  1989/11/30      12207.34                    12288.66
  1989/12/31      12135.84                    12583.59
  1990/01/31      11188.01                    11739.23
  1990/02/28      11577.77                    11890.67
  1990/03/31      12525.60                    12205.77
  1990/04/30      12348.44                    11900.63
  1990/05/31      13996.08                    13060.94
  1990/06/30      13818.91                    12972.12
  1990/07/31      13251.98                    12930.61
  1990/08/31      11347.45                    11761.68
  1990/09/30      10080.72                    11188.89
  1990/10/31       9611.23                    11140.78
  1990/11/30      10922.26                    11860.47
  1990/12/31      11525.31                    12191.38
  1991/01/31      12644.10                    12722.92
  1991/02/28      13816.17                    13632.61
  1991/03/31      15254.61                    13962.52
  1991/04/30      15467.72                    13996.03
  1991/05/31      16755.21                    14600.66
  1991/06/30      16222.45                    13931.95
  1991/07/31      17261.33                    14581.18
  1991/08/31      18175.90                    14926.75
  1991/09/30      17980.55                    14677.48
  1991/10/31      17643.14                    14874.16
  1991/11/30      17305.73                    14274.73
  1991/12/31      19377.88                    15907.76
  1992/01/31      20452.40                    15611.87
  1992/02/29      21435.87                    15814.83
  1992/03/31      21007.88                    15506.44
  1992/04/30      20151.90                    15962.33
  1992/05/31      20570.78                    16040.54
  1992/06/30      19610.56                    15801.54
  1992/07/31      20482.98                    16447.82
  1992/08/31      20018.32                    16110.64
  1992/09/30      20615.74                    16300.75
  1992/10/31      22028.69                    16357.80
  1992/11/30      23697.67                    16915.60
  1992/12/31      23655.79                    17123.66
  1993/01/31      23819.00                    17267.50
  1993/02/28      22916.55                    17502.34
  1993/03/31      24683.05                    17871.64
  1993/04/30      23266.30                    17439.14
  1993/05/31      24555.05                    17906.51
  1993/06/30      23964.78                    17958.44
  1993/07/31      24082.83                    17886.61
  1993/08/31      25184.66                    18564.51
  1993/09/30      25952.01                    18421.56
  1993/10/31      26355.36                    18802.89
  1993/11/30      26611.14                    18624.26
  1993/12/31      26738.51                    18849.62
  1994/01/31      25547.29                    19490.50
  1994/02/28      26493.88                    18962.31
  1994/03/31      25940.82                    18135.55
  1994/04/30      26727.87                    18367.69
  1994/05/31      25409.03                    18668.92
  1994/06/30      25196.31                    18211.53
  1994/07/31      25621.74                    18808.87
  1994/08/31      27249.03                    19580.03
  1994/09/30      26717.24                    19100.32
  1994/10/31      26834.23                    19530.08
  1994/11/30      25898.28                    18818.79
  1994/12/31      25398.39                    19097.87
  1995/01/31      25196.31                    19593.08
  1995/02/28      25430.30                    20356.63
  1995/03/31      25717.47                    20957.35
  1995/04/30      24717.70                    21574.54
  1995/05/31      25153.77                    22436.88
  1995/06/30      26759.78                    22958.09
  1995/07/31      28397.70                    23719.38
  1995/08/31      28004.17                    23778.91
  1995/09/30      28844.40                    24782.38
  1995/10/31      27557.47                    24693.91
  1995/11/30      28940.13                    25777.97
  1995/12/31      28440.24                    26274.46
  1996/01/31      27610.65                    27168.84
  1996/02/29      29642.09                    27420.69
  1996/03/31      31843.71                    27684.75
  1996/04/30      33704.98                    28092.83
  1996/05/31      35321.63                    28817.34
  1996/06/30      34694.12                    28927.14
  1996/07/31      31375.73                    27649.13
  1996/08/31      34343.13                    28232.26
  1996/09/30      35576.89                    29821.17
  1996/10/31      34874.93                    30643.63
  1996/11/30      36215.04                    32959.99
  1996/12/31      34373.03                    32307.05
  1997/01/31      34213.11                    34325.59
  1997/02/28      35449.85                    34594.71
  1997/03/31      35897.64                    33173.21
  1997/04/30      36448.92                    35153.65
  1997/05/31      38140.46                    37293.80
  1997/06/30      40564.65                    38964.57
  1997/07/31      44949.72                    42064.98
  1997/08/31      43441.34                    39708.50
  1997/09/30      46253.39                    41883.33
  1997/10/31      45994.81                    40484.43
  1997/11/30      49345.57                    42358.45
  1997/12/31      48715.23                    43085.75
  1998/01/31      49558.50                    43562.28
  1998/02/28      54099.20                    46703.99
  1998/03/31      57818.25                    49095.70
  1998/04/30      57590.36                    49589.60
  1998/05/31      58587.08                    48737.16
  1998/06/30      61818.18                    50716.86
  1998/07/31      60098.58                    50176.72
  1998/08/31      52398.69                    42922.17
  1998/09/30      52683.46                    45671.77
  1998/10/31      57601.32                    49386.71
  1998/11/30      63263.97                    52380.04
  1998/12/31      71007.67                    55398.18
  1999/01/31      74085.43                    57714.93
  1999/02/26      73925.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145048 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $73,925 - a 639.25% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Dayton Hudson Corp.            6.9

Safeway, Inc.                  6.0

CVS Corp.                      5.6

McDonald's Corp.               5.5

Wal-Mart Stores, Inc.          5.1

Home Depot, Inc.               5.1

Walgreen Co.                   5.0

Gap, Inc.                      5.0

Federated Department Stores,   4.5
Inc.

Lowe's Companies, Inc.         4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
General Merchandise Stores 25.7%
Retail & Wholesale,
Miscellaneous 19.2%
Grocery Stores 15.9%
Apparel Stores 13.3%
Drug Stores 11.2%
All Others 14.7%*

Row: 1, Col: 1, Value: 14.7
Row: 1, Col: 2, Value: 11.2
Row: 1, Col: 3, Value: 13.3
Row: 1, Col: 4, Value: 15.9
Row: 1, Col: 5, Value: 19.2
Row: 1, Col: 6, Value: 25.7

* INCLUDES SHORT-TERM INVESTMENTS

RETAILING PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ramin Arani)

Ramin Arani,
Portfolio Manager
of Fidelity Select
Retailing Portfolio

Q. HOW DID THE FUND PERFORM, RAMIN?

A. I'm very pleased with the fund's performance. During the 12-month period that ended February 28, 1999, the fund returned 36.66%. This performance compares favorably with the Standard & Poor's 500 Index, which returned 19.74% and the Goldman Sachs Consumer Industries Index
- an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned 16.26% during the same period.

Q. WHAT MARKET FACTORS ALLOWED THE FUND AND RETAIL STOCKS TO PERFORM SO WELL DURING THE PERIOD?

A. The principle factor was the solid economy, which was characterized by low interest rates, non-existent signs of inflation, low levels of unemployment and rising household incomes leading to robust consumer spending. All of these economic trends are very good for retail stocks. In addition to the strong economy, managements at many retail companies really began to run their businesses better over the last couple of years. Today, instead of focusing on square footage expansion, which led to over-capacity and saturated retail markets, companies now concentrate on improving returns on invested capital through increased scrutiny of capital expenditures and enhanced inventory management. With more effective and efficient ways of removing excess inventories and reducing costs, many retail companies improved their business profitability and, subsequently, produced stellar sales results. This led to increased returns on invested capital and earnings growth. Stock prices rallied in light of these solid business fundamentals and the favorable economic environment.

Q. DID ANY OTHER FACTORS CONTRIBUTE TO THE FUND'S SOLID RESULTS?

A. Individual stock picking and the fund's holdings across a wide range of retail sectors helped performance. Overweighted positions in home improvement stores, discount stores and specialty retailers, such as Home Depot, Wal-Mart, Dayton Hudson, The Gap and Abercrombie & Fitch, all provided a boost to total return. Each of these companies produced strong performance results driven by a commitment to effective cost reduction and inventory management. In addition, the fund's focus on top-performing supermarket and drug store chains, such as Safeway, CVS and Walgreen, also contributed to fund performance.

Q. DID INTERNET COMMERCE PLAY ANY ROLE IN THE PERFORMANCE OF THESE
STOCKS?

A. For certain companies. More specifically, specialty retailer The Limited and discount wholesaler Costco benefited as valuations increased due to the favorable prospects for growth on the Internet. While the Internet provides an additional and convenient distribution outlet for many companies and their customers, business and marketing strategies are somewhat new in this arena and have yet to prove their ability to produce significant earnings growth. Of course, I'll be keeping a close eye on new developments to determine the Internet's impact on more traditional retail sales.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. There were a couple. While the share prices of Federated Department Stores and Consolidated Stores recovered somewhat toward the end of the period, stock performance of Federated suffered in the second half of 1998 in response to lower-than-expected sales results. Shares of Consolidated Stores were hurt as the company struggled to execute certain business plans.

Q. WHAT'S YOUR OUTLOOK FOR RETAIL STOCKS OVER THE NEXT SIX MONTHS?

A. While the future for many retail stocks and the broader market indexes lies in the hands of the economic environment to a large extent, it is very difficult to predict where the economy and financial markets may be headed over the next six months. A strong argument can be made to say that the U.S. economy and consumer spending will remain strong. On the other hand, many economists remain cautious about the impact of persistent problems overseas. As a result, I remain focused on extensive bottom-up, stock-by-stock research to locate companies that can outperform others in the retail industry, regardless of the economic environment and the general direction of the markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 046

TRADING SYMBOL: FSRPX

SIZE: as of February 28, 1999, more than $337 million

MANAGER: Ramin Arani, since 1997; equity research associate, defense electronics industry and real estate investment trusts, 1992-1996; joined Fidelity in 1992

RETAILING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.9%

                                SHARES                      VALUE (NOTE 1)

APPAREL STORES - 13.3%

Abercrombie & Fitch Co. Class    130,401                    $ 9,910,476
A (a)

AnnTaylor Stores Corp. (a)       49,700                      1,879,281

Gap, Inc.                        267,125                     17,279,648

Limited, Inc. (The)              179,200                     6,361,600

Ross Stores, Inc.                41,100                      1,880,325

TJX Companies, Inc.              310,400                     8,865,800

                                                             46,177,130

DRUG STORES - 11.2%

CVS Corp.                        366,274                     19,412,522

Duane Reade, Inc. (a)            100                         3,025

Rite Aid Corp.                   50,700                      2,097,713

Walgreen Co.                     548,100                     17,539,200

                                                             39,052,460

GENERAL MERCHANDISE STORES -
25.7%

Consolidated Stores Corp. (a)    90,758                      2,285,967

Costco Companies, Inc. (a)       152,300                     12,231,594

Dayton Hudson Corp.              387,600                     24,249,222

Dollar Tree Stores, Inc. (a)     24,800                      992,000

Federated Department Stores,     409,100                     15,571,369
Inc. (a)

Nordstrom, Inc.                  96,900                      3,900,225

Saks, Inc. (a)                   350,385                     12,591,961

Wal-Mart Stores, Inc.            207,200                     17,896,900

                                                             89,719,238

GROCERY STORES - 15.9%

Albertson's, Inc.                93,000                      5,301,000

American Stores Co.              116,000                     3,915,000

Kroger Co. (a)                   157,700                     10,201,219

Loblaw Companies Ltd.            145,200                     3,755,671

Meyer (Fred), Inc. (a)           179,080                     11,505,890

Safeway, Inc. (a)                361,174                     20,857,799

                                                             55,536,579

RESTAURANTS - 6.6%

McDonald's Corp.                 224,800                     19,108,000

Starbucks Corp. (a)              29,500                      1,559,813

Tricon Global Restaurants,       39,000                      2,418,000
Inc. (a)

                                                             23,085,813

RETAIL & WHOLESALE,
MISCELLANEOUS - 19.2%

Barnes & Noble, Inc. (a)         38,800                      1,147,025

Bed Bath & Beyond, Inc. (a)      95,100                      2,799,506

Best Buy Co., Inc. (a)           64,400                      5,973,100

Circuit City Stores, Inc. -      58,400                      3,168,200
Circuit City Group

Home Depot, Inc.                 298,500                     17,816,719

Lowe's Companies, Inc.           233,100                     13,825,744

Noodle Kidoodle, Inc. (a)        58,100                      464,800

Office Depot, Inc. (a)           209,300                     7,469,394

Staples, Inc. (a)                277,900                     8,171,997



                                SHARES                      VALUE (NOTE 1)

Tandy Corp.                      60,100                     $ 3,343,063

Williams-Sonoma, Inc. (a)        75,200                      2,570,900

                                                             66,750,448

TEXTILES & APPAREL - 0.0%

Liz Claiborne, Inc.              1,700                       57,269

Polo Ralph Lauren Corp. Class    300                         5,981
A (a)

                                                             63,250

TOTAL COMMON STOCKS                                          320,384,918
(Cost $219,758,753)

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund (b)    28,256,826                  28,256,826
(Cost $28,256,826)

TOTAL INVESTMENT IN                          $ 348,641,744
SECURITIES - 100%
(Cost $248,015,579)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $486,355,683 and $423,275,928, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $155,653 for the period.

The fund participated in the interfund lending program as a borrower. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $24,920,000 and $21,329,714, respectively. The weighted average interest rate was 5.79%. Interest expense includes $24,017 paid under the interfund lending program.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $13,350,000 and $6,603,083, respectively. The weighted average interest rate was 5.85%. Interest expense includes $12,876 paid under the bank borrowing program.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $251,616,531. Net unrealized appreciation aggregated $97,025,213, of which $100,236,719 related to appreciated investment securities and $3,211,506 related to depreciated investment securities.

The fund hereby designates approximately $3,435,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

RETAILING PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 348,641,744
value  (cost $248,015,579) -
 See accompanying schedule

Receivable for fund shares                    2,120,505
sold

Dividends receivable                          73,994

Interest receivable                           70,783

Redemption fees receivable                    8,315

Other receivables                             235,410

 TOTAL ASSETS                                 351,150,751

LIABILITIES

Payable for investments         $ 2,357,631
purchased

Payable for fund shares          10,939,389
redeemed

Accrued management fee           164,791

Other payables and accrued       175,768
expenses

 TOTAL LIABILITIES                            13,637,579

NET ASSETS                                   $ 337,513,172

Net Assets consist of:

Paid in capital                              $ 239,803,785

Accumulated undistributed net                 (2,916,778)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   100,626,165
(depreciation) on investments

NET ASSETS, for 5,000,251                    $ 337,513,172
shares outstanding

NET ASSET VALUE and                           $67.50
redemption price per share
($337,513,172 (divided by)
5,000,251 shares)

Maximum offering price per                    $69.59
share (100/97.00 of $67.50)

STATEMENT OF OPERATIONS

                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 1,053,166
Dividends

Interest (including income on                  981,331
securities loaned of $1,752)

 TOTAL INCOME                                  2,034,497

EXPENSES

Management fee                   $ 1,658,052

Transfer agent fees               1,394,457

Accounting and security           268,988
lending fees

Non-interested trustees'          1,114
compensation

Custodian fees and expenses       16,538

Registration fees                 109,094

Audit                             21,635

Legal                             2,333

Interest                          36,893

Reports to shareholders           26,779

Miscellaneous                     107

 Total expenses before            3,535,990
reductions

 Expense reductions               (80,480)     3,455,510

NET INVESTMENT INCOME (LOSS)                   (1,421,013)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            378,538

 Foreign currency transactions    3,370        381,908

Change in net unrealized                       79,277,166
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                79,659,074

NET INCREASE (DECREASE) IN                    $ 78,238,061
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,568,122
charges paid to FDC

 Sales charges - Retained by                  $ 1,565,474
FDC

 Deferred sales charges                       $ 2,870
withheld   by FDC

 Exchange fees withheld by FSC                $ 36,173

 Expense reductions  Directed                 $ 80,365
brokerage arrangements

  Custodian credits                            115

                                              $ 80,480

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,421,013)                 $ (1,019,153)
income (loss)

 Net realized gain (loss)         381,908                       6,177,469

 Change in net unrealized         79,277,166                    16,637,718
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       78,238,061                    21,796,034
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,977,498)                   (3,631,382)
From net realized gains

 In excess of net realized        (1,495,766)                   -
gain

 TOTAL DISTRIBUTIONS              (3,473,264)                   (3,631,382)

Share transactions Net            767,856,791                   722,604,794
proceeds from sales of shares

 Reinvestment of distributions    3,407,803                     3,609,234

 Cost of shares redeemed          (702,182,873)                 (612,476,826)

 NET INCREASE (DECREASE) IN       69,081,721                    113,737,202
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  805,978                       1,610,457

  TOTAL INCREASE (DECREASE)       144,652,496                   133,512,311
IN NET ASSETS

NET ASSETS

 Beginning of period              192,860,676                   59,348,365

 End of period                   $ 337,513,172                 $ 192,860,676

OTHER INFORMATION
Shares

 Sold                             13,691,594                    17,451,277

 Issued in reinvestment of        64,738                        95,408
distributions

 Redeemed                         (12,610,578)                  (15,477,247)

 Net increase (decrease)          1,145,754                     2,069,438




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 50.04    $ 33.25    $ 27.87   $ 23.91   $ 24.91
period

Income from Investment
Operations

Net investment income (loss) C    (.28)      (.27)      (.13)     (.14)     (.18)

Net realized and unrealized       18.27      17.14      5.49      4.07      (.96)
gain (loss)

Total from investment             17.99      16.87      5.36      3.93      (1.14)
operations

Less Distributions

From net realized gain            (.39)      (.51)      (.08)     -         -

In excess of net realized gain    (.30)      -          -         -         -

Total distributions               (.69)      (.51)      (.08)     -         -

Redemption fees added to paid     .16        .43        .10       .03       .14
in capital

Net asset value, end of period   $ 67.50    $ 50.04    $ 33.25   $ 27.87   $ 23.91

TOTAL RETURN A, B                 36.66%     52.61%     19.59%    16.56%    (4.01)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 337,513  $ 192,861  $ 59,348  $ 44,051  $ 31,090
(000 omitted)

Ratio of expenses to average      1.25%      1.63%      1.45%     1.94%     2.07%
net assets

Ratio of expenses to average      1.22% D    1.55% D    1.39% D   1.92% D   1.96% D
net assets after expense
reductions

Ratio of net investment           (.50)%     (.67)%     (.39)%    (.53)%    (.74)%
income (loss) to average net
assets

Portfolio turnover rate           165%       308%       278%      235%      481%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. DFMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.

AIR TRANSPORTATION PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AIR TRANSPORTATION     4.11%        93.22%        243.45%

SELECT AIR TRANSPORTATION     0.92%        87.35%        233.08%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Cyclical Industries        -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AIR TRANSPORTATION   4.11%        14.08%        13.13%

SELECT AIR TRANSPORTATION   0.92%        13.38%        12.79%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Air Transportation          S&P 500
             00034                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10185.90                    10233.00
  1989/04/30      10590.82                    10764.09
  1989/05/31      10860.76                    11200.04
  1989/06/30      10806.47                    11136.20
  1989/07/31      11567.36                    12141.80
  1989/08/31      12446.01                    12379.78
  1989/09/30      11956.87                    12329.02
  1989/10/31      11014.81                    12042.99
  1989/11/30      10906.11                    12288.66
  1989/12/31      11003.86                    12583.59
  1990/01/31       9871.38                    11739.23
  1990/02/28      10286.62                    11890.67
  1990/03/31      10824.55                    12205.77
  1990/04/30      10428.18                    11900.63
  1990/05/31      11154.85                    13060.94
  1990/06/30      11183.17                    12972.12
  1990/07/31      10843.42                    12930.61
  1990/08/31       9125.84                    11761.68
  1990/09/30       8210.43                    11188.89
  1990/10/31       8644.54                    11140.78
  1990/11/30       8512.42                    11860.47
  1990/12/31       9003.16                    12191.38
  1991/01/31      10069.57                    12722.92
  1991/02/28      11202.04                    13632.61
  1991/03/31      11154.85                    13962.52
  1991/04/30      10881.17                    13996.03
  1991/05/31      11522.91                    14600.66
  1991/06/30      11279.94                    13931.95
  1991/07/31      11626.72                    14581.18
  1991/08/31      11482.23                    14926.75
  1991/09/30      11096.92                    14677.48
  1991/10/31      11636.35                    14874.16
  1991/11/30      11116.18                    14274.73
  1991/12/31      12339.54                    15907.76
  1992/01/31      13052.36                    15611.87
  1992/02/29      13639.96                    15814.83
  1992/03/31      12840.44                    15506.44
  1992/04/30      12175.78                    15962.33
  1992/05/31      12339.54                    16040.54
  1992/06/30      11938.84                    15801.54
  1992/07/31      11870.23                    16447.82
  1992/08/31      11370.33                    16110.64
  1992/09/30      11742.80                    16300.75
  1992/10/31      12164.29                    16357.80
  1992/11/30      12458.35                    16915.60
  1992/12/31      13149.97                    17123.66
  1993/01/31      13268.89                    17267.50
  1993/02/28      13476.99                    17502.34
  1993/03/31      14963.42                    17871.64
  1993/04/30      15132.57                    17439.14
  1993/05/31      15997.01                    17906.51
  1993/06/30      14804.68                    17958.44
  1993/07/31      15311.42                    17886.61
  1993/08/31      16225.54                    18564.51
  1993/09/30      15897.65                    18421.56
  1993/10/31      16811.76                    18802.89
  1993/11/30      16851.51                    18624.26
  1993/12/31      17211.64                    18849.62
  1994/01/31      17876.33                    19490.50
  1994/02/28      17241.85                    18962.31
  1994/03/31      16244.80                    18135.55
  1994/04/30      16137.97                    18367.69
  1994/05/31      15463.33                    18668.92
  1994/06/30      14992.15                    18211.53
  1994/07/31      15773.88                    18808.87
  1994/08/31      16373.56                    19580.03
  1994/09/30      14542.38                    19100.32
  1994/10/31      14660.18                    19530.08
  1994/11/30      13685.69                    18818.79
  1994/12/31      13469.22                    19097.87
  1995/01/31      13902.66                    19593.08
  1995/02/28      15094.63                    20356.63
  1995/03/31      16069.87                    20957.35
  1995/04/30      17359.37                    21574.54
  1995/05/31      17641.10                    22436.88
  1995/06/30      19873.33                    22958.09
  1995/07/31      20545.17                    23719.38
  1995/08/31      19754.13                    23778.91
  1995/09/30      20480.15                    24782.38
  1995/10/31      20241.76                    24693.91
  1995/11/30      22853.25                    25777.97
  1995/12/31      21488.66                    26274.46
  1996/01/31      21001.29                    27168.84
  1996/02/29      23382.76                    27420.69
  1996/03/31      24579.04                    27684.75
  1996/04/30      23549.65                    28092.83
  1996/05/31      23773.83                    28817.34
  1996/06/30      23661.74                    28927.14
  1996/07/31      19783.50                    27649.13
  1996/08/31      19424.82                    28232.26
  1996/09/30      19189.44                    29821.17
  1996/10/31      19010.10                    30643.63
  1996/11/30      21330.31                    32959.99
  1996/12/31      21756.25                    32307.05
  1997/01/31      20904.38                    34325.59
  1997/02/28      19861.96                    34594.71
  1997/03/31      21083.72                    33173.21
  1997/04/30      22238.23                    35153.65
  1997/05/31      23785.04                    37293.80
  1997/06/30      24065.26                    38964.57
  1997/07/31      25511.19                    42064.98
  1997/08/31      24536.03                    39708.50
  1997/09/30      26542.40                    41883.33
  1997/10/31      26307.01                    40484.43
  1997/11/30      26979.54                    42358.45
  1997/12/31      28531.70                    43085.75
  1998/01/31      29615.78                    43562.28
  1998/02/28      31998.39                    46703.99
  1998/03/31      33439.86                    49095.70
  1998/04/30      34551.12                    49589.60
  1998/05/31      33110.99                    48737.16
  1998/06/30      35211.18                    50716.86
  1998/07/31      33339.01                    50176.72
  1998/08/31      26210.37                    42922.17
  1998/09/30      25802.33                    45671.77
  1998/10/31      28346.56                    49386.71
  1998/11/30      28958.62                    52380.04
  1998/12/31      30362.74                    55398.18
  1999/01/31      32486.93                    57714.93
  1999/02/26      33308.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142758 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $33,308 - a 233.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                            % OF FUND'S INVESTMENTS

Continental Airlines, Inc.   8.0
Class B

Delta Air Lines, Inc.        5.5

Northwest Airlines Corp.     5.3
Class A

United Technologies Corp.    4.5

Cordant Technologies, Inc.   4.4

ASA Holdings, Inc.           4.4

AMR Corp.                    4.3

Airborne Freight Corp.       4.3

Sabre Group Holdings, Inc.   4.3
Class A

Sundstrand Corp.             4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Air Transportation 50.9%
Aerospace & Defense 25.1%
Trucking & Freight 9.5%
Computer Services
& Software 4.3%
Industrial Machinery
& Equipment 1.8%
All Others 8.4%*

Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 4.3
Row: 1, Col: 4, Value: 9.5
Row: 1, Col: 5, Value: 25.1
Row: 1, Col: 6, Value: 50.9

* INCLUDES SHORT-TERM INVESTMENTS

AIR TRANSPORTATION PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

NOTE TO SHAREHOLDERS: Christopher Zepf became Portfolio Manager of Fidelity Select Air Transportation Portfolio on
October 30, 1998.

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the 12-month period that ended February 28, 1999, the fund returned 4.11%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%.

Q. THE PAST 12 MONTHS PROVED TO BE A FAIRLY TURBULENT TIME FOR AIRLINE STOCKS. WHAT FACTORS INFLUENCED THEIR PERFORMANCE?

A. Airlines are cyclical - meaning, they are very sensitive to the economy's ebbs and flows - and they performed according to shifting expectations throughout the year. In the early months of the period, airline stocks behaved fairly well based on investors' beliefs that the U.S. economy would be resistant to problems in Southeast Asia and Latin America. In July, airline stocks reversed course and began to perform quite poorly based on fears that the U.S. economy was in danger of slowing after all. Furthermore, weak airline traffic out of the troubled Asia and Latin America regions hurt the international operations of U.S. carriers. Another worry was the future growth in industry capacity - which is expected to expand about 5% in 1999. Investors worried that supply would outstrip demand. Over the past several months of the period, however, airline stocks gained some altitude on news that the U.S. economy was growing at a much quicker-than-expected pace and that many of the troubled areas of the world were doing a bit better than originally expected. The fact that oil prices were low was another positive, since fuel is one of the airlines' major expenditures.

Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER THE FUND?

A. I focused on finding stocks that I felt already had priced in the possibility of a global recession. My reason for emphasizing those stocks was that I felt they had limited downside if a recession were to occur, and good potential for strong returns if the economy turned out to be stronger than most observers believed. Specifically, I made significant additions to the fund's holdings in America West, which staged a major rebound after resolving its labor dispute with its mechanics. Other airlines with most of their operations in the United States also posted strong returns, including Southwest Airlines and Atlantic Coast Airlines. I also added to the fund's holdings in Continental Airlines, which I liked because it has grown at a faster pace than the industry as a whole. That stock, too, posted decent gains since I added to the fund's stake in it.

Q. WERE THERE ANY DISAPPOINTMENTS AMONG THE FUND'S AIRLINE HOLDINGS?

A. Yes, there were. Atlantic Southeast Airlines (ASA) lagged the regional airline group, mostly due to operational and company-specific issues. Delta, which already owned roughly 27% of ASA, recently announced its intention to acquire the company.

Q. WHAT INVESTMENTS DID YOU CHOOSE OUTSIDE THE AIRLINE GROUP?

A. I added to the fund's stake in computer reservations provider Sabre Group, which performed relatively well. The company is getting more and more of the reservations business that airlines are increasingly outsourcing. In addition, Travelocity - the company's Internet booking and travel information service - continued to attract both new customers and higher sales. Airborne Freight, which I bought in the late fall when fears of a global recession were at their peak, and thus had an attractive valuation, has performed well.

Q. WHAT'S YOUR OUTLOOK?

A. I think that capacity growth - which is measured in available seat miles - will be an issue for airline stocks over the next two years. In an environment where capacity outpaces demand, it will be difficult for airlines to grow their earnings. However, if the U.S. economy remains robust and oil prices remain low, airline stocks could continue their recent strong performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 034

TRADING SYMBOL: FSAIX

SIZE: as of February 28, 1999, more than $65 million

MANAGER: Christopher Zepf, since October
1998; manager, Fidelity Select Transportation
Portfolio, since 1998; joined Fidelity in 1998

AIR TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 25.1%

Boeing Co.                        46,000                   $ 1,635,875

Cordant Technologies, Inc.        75,600                    2,943,675

Gulfstream Aerospace Corp. (a)    49,100                    2,197,225

Howmet International, Inc. (a)    39,000                    628,875

Kellstrom Industries, Inc. (a)    38,000                    615,125

Lockheed Martin Corp.             70,000                    2,638,125

Precision Castparts Corp.         13,400                    497,475

Sundstrand Corp.                  39,300                    2,660,119

United Technologies Corp.         24,000                    2,973,000

                                                            16,789,494

AIR TRANSPORTATION - 50.9%

Air Canada, Inc. (a)              75,001                    303,426

Alaska Air Group, Inc. (a)        37,300                    1,890,644

America West Holding Corp.        94,300                    1,603,100
Class B (a)

AMR Corp. (a)                     52,300                    2,899,381

ASA Holdings, Inc.                87,600                    2,940,075

Atlantic Coast Airlines           21,000                    672,000
Holdings (a)

Atlas Air, Inc. (a)               21,450                    646,181

British Airways PLC ADR           7,000                     518,000

Comair Holdings, Inc.             56,850                    2,138,981

Continental Airlines, Inc.        155,200                   5,373,801
Class B (a)

Delta Air Lines, Inc.             60,000                    3,648,750

Midwest Express Holdings,         70,400                    1,892,000
Inc. (a)

Northwest Airlines Corp.          142,000                   3,550,000
Class A (a)

Ryanair Holdings PLC              24,600                    931,725
sponsored ADR (a)

SkyWest, Inc.                     1,500                     47,156

Southwest Airlines Co.            79,400                    2,391,925

US Airways Group, Inc. (a)        53,800                    2,548,775

                                                            33,995,920

AUTOS, TIRES, & ACCESSORIES -
0.5%

World Fuel Services Corp.         30,200                    313,325

COMPUTER SERVICES & SOFTWARE
- 4.3%

Sabre Group Holdings, Inc.        73,000                    2,865,250
Class A (a)

DEFENSE ELECTRONICS - 0.8%

Litton Industries, Inc. (a)       10,000                    561,250

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

AVTEAM, Inc. Class A (a)          252,300                   1,198,425

TRUCKING & FREIGHT - 9.5%

Airborne Freight Corp.            73,800                    2,878,200

Eagle USA Airfreight, Inc. (a)    35,000                    1,010,625

Expeditors International of       11,100                    516,844
Washington, Inc.

FDX Corp. (a)                     20,000                    1,910,000

                                                            6,315,669

TOTAL COMMON STOCKS                                         62,039,333
(Cost $54,824,623)

CASH EQUIVALENTS - 7.1%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund (b)     4,743,535                $ 4,743,535
(Cost $4,743,535)

TOTAL INVESTMENT IN                                        $ 66,782,868
SECURITIES - 100%
(Cost $59,568,158)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $237,617,388 and $344,369,991, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $73,991 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $3,008,000. The weighted average interest rate was 5.94%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $61,896,349. Net unrealized appreciation aggregated $4,886,519, of which $6,246,428 related to appreciated investment securities and $1,359,909 related to depreciated investment securities.

The fund hereby designates approximately $804,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 18% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

AIR TRANSPORTATION PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 66,782,868
value  (cost $59,568,158) -
See accompanying schedule

Foreign currency held at                     318,434
value  (cost $321,010)

Receivable for investments                   1,775,553
sold

Receivable for fund shares                   1,309,792
sold

Dividends receivable                         42,072

Interest receivable                          15,702

Redemption fees receivable                   1,321

Other receivables                            575

 TOTAL ASSETS                                70,246,317

LIABILITIES

Payable for investments        $ 3,003,785
purchased

Payable for fund shares         1,221,159
redeemed

Accrued management fee          29,597

Other payables and accrued      42,365
expenses

 TOTAL LIABILITIES                           4,296,906

NET ASSETS                                  $ 65,949,411

Net Assets consist of:

Paid in capital                             $ 49,213,691

Accumulated undistributed net                9,519,067
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  7,216,653
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,375,389                   $ 65,949,411
shares outstanding

NET ASSET VALUE and                          $27.76
redemption price per share
($65,949,411 (divided by)
2,375,389 shares)

Maximum offering price per                   $28.62
share (100/97.00 of $27.76)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 379,217
Dividends

Interest                                        372,979

 TOTAL INCOME                                   752,196

EXPENSES

Management fee                   $ 573,138

Transfer agent fees               575,180

Accounting fees and expenses      98,333

Non-interested trustees'          374
compensation

Custodian fees and expenses       18,252

Registration fees                 17,710

Audit                             20,919

Legal                             638

Interest                          496

Reports to shareholders           18,150

 Total expenses before            1,323,190
reductions

 Expense reductions               (76,482)      1,246,708

NET INVESTMENT INCOME (LOSS)                    (494,512)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,288,875

 Foreign currency transactions    5,295         10,294,170

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (7,872,698)

 Assets and liabilities in        1,943         (7,870,755)
foreign currencies

NET GAIN (LOSS)                                 2,423,415

NET INCREASE (DECREASE) IN                     $ 1,928,903
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 432,957
charges paid to FDC

 Sales charges - Retained by                   $ 423,538
FDC

 Deferred sales charges                        $ 2,545
withheld   by FDC

 Exchange fees withheld by FSC                 $ 21,908

 Expense reductions  Directed                  $ 71,923
brokerage arrangements

  Custodian credits                             4,559

                                               $ 76,482

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (494,512)                   $ (529,067)
income (loss)

 Net realized gain (loss)         10,294,170                    13,099,045

 Change in net unrealized         (7,870,755)                   17,664,167
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,928,903                     30,234,145
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,287,140)                   (3,545,132)
from net realized gains

Share transactions Net            234,828,394                   317,061,095
proceeds from sales of shares

 Reinvestment of distributions    1,276,230                     3,512,172

 Cost of shares redeemed          (352,683,506)                 (202,499,252)

 NET INCREASE (DECREASE) IN       (116,578,882)                 118,074,015
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  701,437                       464,487

  TOTAL INCREASE (DECREASE)       (115,235,682)                 145,227,515
IN NET ASSETS

NET ASSETS

 Beginning of period              181,185,093                   35,957,578

 End of period                    65,949,411                    181,185,093

OTHER INFORMATION
Shares

 Sold                             8,676,907                     13,782,585

 Issued in reinvestment of        44,922                        154,313
distributions

 Redeemed                         (13,091,302)                  (9,221,113)

 Net increase (decrease)          (4,369,473)                   4,715,785




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 26.86   $ 17.72    $ 21.11    $ 13.93   $ 17.12
period

Income from Investment
Operations

Net investment income (loss) C    (.14)     (.19)      (.22)      (.01)     (.18)

Net realized and unrealized       1.06      10.59      (3.12)     7.47      (2.01)
gain (loss)

Total from investment             .92       10.40      (3.34)     7.46      (2.19)
operations

Less Distributions

From net realized gain            (.21)     (1.43)     (.07)      (.46)     (.92)

In excess of net realized gain    -         -          (.20)      -         (.17)

Total distributions               (.21)     (1.43)     (.27)      (.46)     (1.09)

Redemption fees added to paid     .19       .17        .22        .18       .09
in capital

Net asset value, end of period   $ 27.76   $ 26.86    $ 17.72    $ 21.11   $ 13.93

TOTAL RETURN A, B                 4.11%     61.10%     (15.06)%   54.91%    (12.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 65,949  $ 181,185  $ 35,958   $ 75,359  $ 18,633
(000 omitted)

Ratio of expenses to average      1.35%     1.93%      1.89%      1.47%     2.50% D
net assets

Ratio of expenses to average      1.27% E   1.87% E    1.80% E    1.41% E   2.50%
net assets after expense
reductions

Ratio of net investment           (.50)%    (.84)%     (1.10)%    (.07)%    (1.31)%
income (loss) to average net
assets

Portfolio turnover rate           260%      294%       469%       504%      200%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES, OR EXPENSES
WERE LIMITED IN ACCORDANCE
WITH A STATE EXPENSE
LIMITATION. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.

AUTOMOTIVE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AUTOMOTIVE                -8.52%       30.40%        229.42%

SELECT AUTOMOTIVE (LOAD ADJ.)    -11.34%      26.41%        219.47%

S&P 500                          19.74%       194.91%       459.21%

GS Cyclical Industries           -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT AUTOMOTIVE              -8.52%       5.45%         12.66%

SELECT AUTOMOTIVE (LOAD ADJ.)  -11.34%      4.80%         12.32%

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Automotive                  S&P 500
             00502                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9884.69                    10233.00
  1989/04/30      10326.32                    10764.09
  1989/05/31      10478.89                    11200.04
  1989/06/30      10294.21                    11136.20
  1989/07/31      10655.55                    12141.80
  1989/08/31      10759.93                    12379.78
  1989/09/30      10511.01                    12329.02
  1989/10/31       9635.76                    12042.99
  1989/11/30       9724.09                    12288.66
  1989/12/31       9755.09                    12583.59
  1990/01/31       9497.50                    11739.23
  1990/02/28       9780.02                    11890.67
  1990/03/31      10145.63                    12205.77
  1990/04/30      10112.39                    11900.63
  1990/05/31      10685.73                    13060.94
  1990/06/30      10877.08                    12972.12
  1990/07/31      10910.78                    12930.61
  1990/08/31       9343.67                    11761.68
  1990/09/30       8450.59                    11188.89
  1990/10/31       8282.08                    11140.78
  1990/11/30       8770.75                    11860.47
  1990/12/31       9099.33                    12191.38
  1991/01/31       9613.28                    12722.92
  1991/02/28      10396.83                    13632.61
  1991/03/31      10481.09                    13962.52
  1991/04/30      10599.04                    13996.03
  1991/05/31      11450.00                    14600.66
  1991/06/30      11424.72                    13931.95
  1991/07/31      11896.54                    14581.18
  1991/08/31      12284.10                    14926.75
  1991/09/30      11921.81                    14677.48
  1991/10/31      12233.55                    14874.16
  1991/11/30      11626.93                    14274.73
  1991/12/31      12495.69                    15907.76
  1992/01/31      13845.61                    15611.87
  1992/02/29      15239.94                    15814.83
  1992/03/31      15568.54                    15506.44
  1992/04/30      16563.22                    15962.33
  1992/05/31      16554.34                    16040.54
  1992/06/30      16455.85                    15801.54
  1992/07/31      16607.07                    16447.82
  1992/08/31      15575.24                    16110.64
  1992/09/30      15317.29                    16300.75
  1992/10/31      15957.73                    16357.80
  1992/11/30      16731.60                    16915.60
  1992/12/31      17695.72                    17123.66
  1993/01/31      18512.86                    17267.50
  1993/02/28      18785.25                    17502.34
  1993/03/31      19793.06                    17871.64
  1993/04/30      19678.70                    17439.14
  1993/05/31      20877.02                    17906.51
  1993/06/30      21242.13                    17958.44
  1993/07/31      21485.54                    17886.61
  1993/08/31      22234.50                    18564.51
  1993/09/30      22468.54                    18421.56
  1993/10/31      22946.00                    18802.89
  1993/11/30      22946.00                    18624.26
  1993/12/31      23957.28                    18849.62
  1994/01/31      25322.97                    19490.50
  1994/02/28      24505.48                    18962.31
  1994/03/31      22783.94                    18135.55
  1994/04/30      22320.66                    18367.69
  1994/05/31      21989.98                    18668.92
  1994/06/30      21707.93                    18211.53
  1994/07/31      22359.56                    18808.87
  1994/08/31      21989.98                    19580.03
  1994/09/30      21056.31                    19100.32
  1994/10/31      21455.06                    19530.08
  1994/11/30      20161.53                    18818.79
  1994/12/31      20902.03                    19097.87
  1995/01/31      20405.39                    19593.08
  1995/02/28      21420.26                    20356.63
  1995/03/31      21312.30                    20957.35
  1995/04/30      21247.52                    21574.54
  1995/05/31      21679.38                    22436.88
  1995/06/30      22219.21                    22958.09
  1995/07/31      23817.09                    23719.38
  1995/08/31      23601.16                    23778.91
  1995/09/30      23719.92                    24782.38
  1995/10/31      22618.68                    24693.91
  1995/11/30      23180.09                    25777.97
  1995/12/31      23709.12                    26274.46
  1996/01/31      23428.41                    27168.84
  1996/02/29      23590.36                    27420.69
  1996/03/31      25026.30                    27684.75
  1996/04/30      26290.70                    28092.83
  1996/05/31      26896.08                    28817.34
  1996/06/30      26582.58                    28927.14
  1996/07/31      25036.71                    27649.13
  1996/08/31      25674.51                    28232.26
  1996/09/30      25890.72                    29821.17
  1996/10/31      26009.63                    30643.63
  1996/11/30      27328.49                    32959.99
  1996/12/31      27519.42                    32307.05
  1997/01/31      28001.43                    34325.59
  1997/02/28      28449.82                    34594.71
  1997/03/31      27889.34                    33173.21
  1997/04/30      28512.51                    35153.65
  1997/05/31      30143.12                    37293.80
  1997/06/30      31051.61                    38964.57
  1997/07/31      32414.34                    42064.98
  1997/08/31      32169.75                    39708.50
  1997/09/30      33928.48                    41883.33
  1997/10/31      32367.75                    40484.43
  1997/11/30      32146.45                    42358.45
  1997/12/31      32136.75                    43085.75
  1998/01/31      32124.04                    43562.28
  1998/02/28      34931.25                    46703.99
  1998/03/31      37052.53                    49095.70
  1998/04/30      36881.67                    49589.60
  1998/05/31      36675.78                    48737.16
  1998/06/30      36113.02                    50716.86
  1998/07/31      34767.87                    50176.72
  1998/08/31      28055.88                    42922.17
  1998/09/30      28069.60                    45671.77
  1998/10/31      30608.91                    49386.71
  1998/11/30      32269.75                    52380.04
  1998/12/31      33724.70                    55398.18
  1999/01/31      34163.93                    57714.93
  1999/02/26      31947.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142800 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $31,947 - a 219.47% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                           % OF FUND'S INVESTMENTS

Federal-Mogul Corp.         8.4

Ford Motor Co.              7.3

TRW, Inc.                   6.2

Danaher Corp.               6.0

DaimlerChrysler AG (Reg.)   5.5

Eaton Corp.                 4.8

Honda Motor Co. Ltd.        4.7

AutoZone, Inc.              4.7

Johnson Controls, Inc.      4.6

General Motors Corp.        4.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Autos, Tires, & Accessories 92.9%
Iron & Steel 1.5%
Industrial Machinery
& Equipment 1.2%
Electronics 0.5%
Leisure Durables & Toys 0.4%
All Others 3.5%*

Row: 1, Col: 1, Value: 3.5
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 92.90000000000001

* INCLUDES SHORT-TERM INVESTMENTS

AUTOMOTIVE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Abert Grosman)

Albert Grosman,
Portfolio Manager
of Fidelity Select
Automotive Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the 12 months that ended February 28, 1999, the fund returned -8.52%, while the Standard & Poor's 500 Index returned 19.74%. During the same period, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - generated a return of -4.79%.

Q. WHY DID THE FUND UNDERPERFORM ITS TWO BENCHMARKS OVER THE PAST 12
MONTHS?

A. Although it was a fairly good year for automakers, many auto-parts makers and retailers hit a rough patch as a result of continued softness in the after-market, or the market for replacement parts. Longer-lasting vehicles caused a drop in the demand for replacement parts - a trend that dragged down the performance of the entire automotive industry during the period. Parts manufacturers also faced pricing pressures as a result of sluggish sales in the after-market.

Q. SIX MONTHS AGO, YOU TALKED ABOUT THE DIFFICULT ENVIRONMENT FOR
CYCLICAL STOCKS. DID THAT SITUATION IMPROVE RECENTLY?

A. Somewhat. Fears of a slowdown in the economy continued to hurt cyclical stocks from August through October. However, many of these stocks rebounded in late October and early November when expectations grew that the Federal Reserve Board would continue to lower the target for interest rates. Generally, cyclical stocks - such as automakers - do well when rates are coming down because consumers tend to have more money. For instance, lower rates can prompt people to refinance their mortgages, leaving them with more disposable income. Automotive sales are heavily tied to the financial health of consumers. That said, even the recent improvement in the economic landscape couldn't erase the negative returns generated earlier in the year - or the pitfalls encountered by the parts makers over the past few months.

Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?

A. Big contributors on the auto manufacturing side were Ford Motor Company and DaimlerChrysler. Ford was the best-performing stock in this group during the period, because the company was offering the right mix of products - such as its popular line of sport utility vehicles (SUVs), which sold well. In addition, DaimlerChrysler reaped the benefits of its merger, including cost-effectiveness and a well-received product line. Auto dealerships, such as Group 1 Automotive and Sonic Automotive, were also positive contributors for the fund. These companies have become more profitable over the past few years through consolidation in the industry.

Q. WHICH STOCKS WERE DISAPPOINTING?

A. Breed Technologies, a maker of seat belts, air bags and other safety equipment, was a big detractor from performance. Breed's restructuring efforts hit a roadblock as the company continued to struggle with the integration of several of its acquisitions. The fund sold its position in Breed by the end of the period. In addition, some auto-parts companies, such as Borg-Warner and Lear Corp., were unable to offset high fixed costs and lower demand from automakers.

Q. FEDERAL-MOGUL CONTINUED TO BE THE FUND'S NO. 1 HOLDING,
REPRESENTING MORE THAN 8% OF THE PORTFOLIO AT THE END OF THE PERIOD. WHAT DID YOU FIND ATTRACTIVE ABOUT THAT STOCK?

A. Federal-Mogul is one of the parts manufacturers that was able to achieve success through an aggressive acquisition strategy. The company's management team focused on generating strong returns, rather than just on growing the business.

Q. WHAT'S YOUR OUTLOOK FOR THE AUTOMOTIVE INDUSTRY?

A. Low interest rates and low unemployment bode well for the financial health of the average U.S. consumer - which is good news for automakers. As a result, I'm not terribly concerned about sales volumes in North America. However, I am concerned about pricing pressures that may arise because some manufacturers aren't offering competitive products in specific segments of the market, such as small passenger cars, compact SUVs and small pick-up trucks. As a result, some manufacturers may need to rely solely on price for its sales. We're witnessing a similar situation in Europe as pricing pressures are mounting in the market for smaller passenger cars. Overall, I think the global economy is stable. Therefore, manufacturers with competitive product lines and good management teams should continue to thrive in this market. On the other hand, auto-parts makers may continue to suffer as a result of increasing fixed costs and pricing pressures from the automakers.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 502

TRADING SYMBOL: FSAVX
SIZE: as of February 28, 1999, more than $64 million

MANAGER: Albert Grosman, since 1997; analyst, automotive manufacturing, automotive parts, tire and rental car industries, 1997- present; Latin
American steel, oil and cable industries, 1996-1997; joined Fidelity in 1996

AUTOMOTIVE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.8%

                                 SHARES                    VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
92.9%

American Axle & Manufacturing     24,000                   $ 352,500
Holdings, Inc. (a)

Arvin Industries, Inc.            27,200                    986,000

AutoZone, Inc. (a)                86,200                    3,017,000

Borg-Warner Automotive, Inc.      13,800                    601,163

DaimlerChrysler AG (Reg.)         37,927                    3,562,768

Dana Corp.                        48,500                    1,830,875

Danaher Corp.                     80,200                    3,869,650

Delphi Automotive Systems         4,000                     73,750
Corp. (a)

Discount Auto Parts, Inc. (a)     27,300                    585,244

Eaton Corp.                       44,750                    3,104,531

Federal-Mogul Corp.               110,500                   5,435,217

Ford Motor Co.                    79,500                    4,715,344

General Motors Corp.              32,600                    2,691,538

Gentex Corp. (a)                  60,700                    1,316,431

Goodyear Tire & Rubber Co.        30,500                    1,410,625

Group 1 Automotive, Inc. (a)      27,600                    695,175

Honda Motor Co. Ltd.              80,000                    3,035,000

Johnson Controls, Inc.            48,150                    2,961,225

Lear Corp. (a)                    40,900                    1,444,281

Magna International, Inc.         28,400                    1,695,185
Class A

Mascotech, Inc.                   26,300                    397,788

Monro Muffler Brake, Inc.         5,095                     42,671

Navistar International Corp.      43,100                    1,853,300
(a)

Oshkosh Truck Co. Class B         3,900                     131,625

Pep Boys-Manny, Moe & Jack        92,600                    1,689,950

Renault SA                        19,200                    899,640

Republic Industries, Inc. (a)     45,800                    561,050

Snap-On, Inc.                     33,100                    935,075

Sonic Automotive, Inc. (a)        20,000                    322,500

SPX Corp.                         45,600                    2,604,900

Standard Motor Products, Inc.     17,000                    364,438

Standard Products Co.             3,600                     54,000

Superior Industries               10,000                    247,500
International, Inc.

TBC Corp. (a)                     18,000                    102,375

Tower Automotive, Inc. (a)        64,400                    1,199,450

TRW, Inc.                         85,200                    4,025,700

Volkswagen AG                     12,200                    786,854

Volvo AB ADR Class B              12,000                    306,000

Wabash National Corp.             15,000                    184,688

Wynn's International, Inc.        3,600                     66,600

                                                            60,159,606

CHEMICALS & PLASTICS - 0.3%

Myers Industries, Inc.            9,200                     179,400

ELECTRONICS - 0.5%

Stoneridge, Inc. (a)              19,300                    326,894

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Ballard Power Systems, Inc.       15,000                    405,889
(a)

Mark IV Industries, Inc.          26,100                    393,131

                                                            799,020



                                 SHARES                    VALUE (NOTE 1)

IRON & STEEL - 1.5%

Linamar Corp.                     40,100                   $ 712,747

SPS Technologies, Inc. (a)        6,600                     272,250

                                                            984,997

LEISURE DURABLES & TOYS - 0.4%

Coachmen Industries, Inc.         12,200                    247,050

TOTAL COMMON STOCKS                                         62,696,967
(Cost $63,821,267)

CASH EQUIVALENTS - 3.2%



Taxable Central Cash Fund (b)     2,063,258                 2,063,258
(Cost $2,063,258)

TOTAL INVESTMENT IN                                          $ 64,760,225
SECURITIES - 100%
(Cost $65,884,525)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $95,113,946 and $55,240,463, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,803 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America        82.4%

Germany                         6.7

Japan                           4.7

Canada                          4.3

France                          1.4

Others individually less than     0.5
1%

TOTAL                           100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $66,277,893. Net unrealized depreciation aggregated $1,517,668, of which $5,404,600 related to appreciated investment securities and $6,922,268 related to depreciated investment securities.

The fund hereby designates approximately $978,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $1,009,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $3,193,000 of losses recognized during the period November 1, 1998 to February 28,1999.

A total of 33% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

AUTOMOTIVE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 64,760,225
value  (cost $65,884,525) -
See accompanying schedule

Receivable for fund shares                 28,118
sold

Dividends receivable                       119,989

Interest receivable                        7,805

Redemption fees receivable                 82

Other receivables                          2,470

 TOTAL ASSETS                              64,918,689

LIABILITIES

Payable for fund shares        $ 293,270
redeemed

Accrued management fee          34,070

Other payables and accrued      50,255
expenses

 TOTAL LIABILITIES                         377,595

NET ASSETS                                $ 64,541,094

Net Assets consist of:

Paid in capital                           $ 70,210,580

Undistributed net investment               47,401
income

Accumulated undistributed net              (4,592,634)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,124,253)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,772,595                 $ 64,541,094
shares outstanding

NET ASSET VALUE and                        $23.28
redemption price per share
($64,541,094 (divided by)
2,772,595 shares)

Maximum offering price per                 $24.00
share (100/97.00 of $23.28)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 700,748
Dividends

Interest                                        225,135

 TOTAL INCOME                                   925,883

EXPENSES

Management fee                   $ 357,296

Transfer agent fees               397,375

Accounting fees and expenses      67,412

Non-interested trustees'          160
compensation

Custodian fees and expenses       13,317

Registration fees                 19,077

Audit                             15,140

Legal                             300

Reports to shareholders           6,518

 Total expenses before            876,595
reductions

 Expense reductions               (19,721)      856,874

NET INVESTMENT INCOME                           69,009

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (4,430,645)

 Foreign currency transactions    307           (4,430,338)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (3,784,738)

 Assets and liabilities in        105           (3,784,633)
foreign currencies

NET GAIN (LOSS)                                 (8,214,971)

NET INCREASE (DECREASE) IN                     $ (8,145,962)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 151,425
charges paid to FDC

 Sales charges - Retained by                   $ 151,425
FDC

 Deferred sales charges                        $ 1,131
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,493

 Expense reductions  Directed                  $ 18,421
brokerage arrangements

  Custodian credits                             1,300

                                               $ 19,721

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 69,009                      $ 108,611
income

 Net realized gain (loss)         (4,430,338)                   12,457,463

 Change in net unrealized         (3,784,633)                   (2,220,824)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (8,145,962)                   10,345,250
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (41,356)                      (202,512)
From net investment income

 From net realized gain           (2,674,498)                   (7,054,725)

 TOTAL DISTRIBUTIONS              (2,715,854)                   (7,257,237)

Share transactions Net            93,308,374                    38,285,022
proceeds from sales of shares

 Reinvestment of distributions    2,635,878                     7,198,159

 Cost of shares redeemed          (53,084,232)                  (102,498,033)

 NET INCREASE (DECREASE) IN       42,860,020                    (57,014,852)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  53,948                        69,215

  TOTAL INCREASE (DECREASE)       32,052,152                    (53,857,624)
IN NET ASSETS

NET ASSETS

 Beginning of period              32,488,942                    86,346,566

 End of period (including        $ 64,541,094                  $ 32,488,942
undistributed net investment
income of $47,401 and
$52,621, respectively)

OTHER INFORMATION
Shares

 Sold                             3,661,058                     1,443,301

 Issued in reinvestment of        97,455                        295,056
distributions

 Redeemed                         (2,167,227)                   (3,958,616)

 Net increase (decrease)          1,591,286                     (2,220,259)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.50   $ 25.38   $ 21.85   $ 19.84   $ 25.48
period

Income from Investment
Operations

Net investment income C           .03       .05       .13       .03       .08

Net realized and unrealized       (2.09)    5.21      4.28      1.95      (3.46)
gain (loss)

Total from investment             (2.06)    5.26      4.41      1.98      (3.38)
operations

Less Distributions

 From net investment income       (.01)     (.08)     (.17)     -         (.05)

From net realized gain            (2.17)    (3.09)    (.75)     -         (2.26)

Total distributions               (2.18)    (3.17)    (.92)     -         (2.31)

Redemption fees added to paid     .02       .03       .04       .03       .05
in capital

Net asset value, end of period   $ 23.28   $ 27.50   $ 25.38   $ 21.85   $ 19.84

TOTAL RETURN A, B                 (8.52)%   22.78%    20.60%    10.13%    (12.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,541  $ 32,489  $ 86,347  $ 55,753  $ 60,075
(000 omitted)

Ratio of expenses to average      1.45%     1.60%     1.56%     1.81%     1.82%
net assets

Ratio of expenses to average      1.41% D   1.56% D   1.52% D   1.80% D   1.80% D
net assets after expense
reductions

Ratio of net investment           .11%      .17%      .54%      .13%      .34%
income to average net assets

Portfolio turnover rate           96%       153%      175%      61%       63%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.



CHEMICALS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CHEMICALS                -23.66%      47.01%        187.59%

SELECT CHEMICALS (LOAD ADJ.)    -26.02%      42.53%        178.89%

S&P 500                         19.74%       194.91%       459.21%

GS Cyclical Industries          -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CHEMICALS               -23.66%      8.01%         11.14%

SELECT CHEMICALS  (LOAD ADJ.)  -26.02%      7.34%         10.80%

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Chemicals                   S&P 500
             00069                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9806.08                    10233.00
  1989/04/30      10086.13                    10764.09
  1989/05/31      10319.51                    11200.04
  1989/06/30      10196.30                    11136.20
  1989/07/31      10846.04                    12141.80
  1989/08/31      11342.90                    12379.78
  1989/09/30      10939.47                    12329.02
  1989/10/31      10166.57                    12042.99
  1989/11/30      10383.15                    12288.66
  1989/12/31      10801.78                    12583.59
  1990/01/31      10032.14                    11739.23
  1990/02/28      10099.26                    11890.67
  1990/03/31      10399.06                    12205.77
  1990/04/30      10157.43                    11900.63
  1990/05/31      11043.41                    13060.94
  1990/06/30      11133.55                    12972.12
  1990/07/31      11170.38                    12930.61
  1990/08/31       9678.54                    11761.68
  1990/09/30       9199.68                    11188.89
  1990/10/31       9305.58                    11140.78
  1990/11/30       9927.18                    11860.47
  1990/12/31      10355.40                    12191.38
  1991/01/31      11050.67                    12722.92
  1991/02/28      11897.89                    13632.61
  1991/03/31      12183.36                    13962.52
  1991/04/30      12086.67                    13996.03
  1991/05/31      12924.68                    14600.66
  1991/06/30      12573.42                    13931.95
  1991/07/31      13179.43                    14581.18
  1991/08/31      13438.48                    14926.75
  1991/09/30      13336.71                    14677.48
  1991/10/31      13549.51                    14874.16
  1991/11/30      12874.11                    14274.73
  1991/12/31      14358.97                    15907.76
  1992/01/31      14634.73                    15611.87
  1992/02/29      15162.50                    15814.83
  1992/03/31      15053.14                    15506.44
  1992/04/30      15599.92                    15962.33
  1992/05/31      15509.59                    16040.54
  1992/06/30      15049.86                    15801.54
  1992/07/31      15524.75                    16447.82
  1992/08/31      14994.29                    16110.64
  1992/09/30      15009.45                    16300.75
  1992/10/31      14857.89                    16357.80
  1992/11/30      15307.51                    16915.60
  1992/12/31      15637.59                    17123.66
  1993/01/31      15621.51                    17267.50
  1993/02/28      15348.01                    17502.34
  1993/03/31      15712.67                    17871.64
  1993/04/30      16004.11                    17439.14
  1993/05/31      16246.43                    17906.51
  1993/06/30      15838.89                    17958.44
  1993/07/31      16081.21                    17886.61
  1993/08/31      16868.75                    18564.51
  1993/09/30      16334.55                    18421.56
  1993/10/31      16951.36                    18802.89
  1993/11/30      17078.03                    18624.26
  1993/12/31      17632.49                    18849.62
  1994/01/31      19004.97                    19490.50
  1994/02/28      18975.01                    18962.31
  1994/03/31      18405.64                    18135.55
  1994/04/30      19295.72                    18367.69
  1994/05/31      19760.31                    18668.92
  1994/06/30      19512.93                    18211.53
  1994/07/31      20393.85                    18808.87
  1994/08/31      21576.45                    19580.03
  1994/09/30      21419.58                    19100.32
  1994/10/31      21383.37                    19530.08
  1994/11/30      19706.01                    18818.79
  1994/12/31      20237.75                    19097.87
  1995/01/31      19708.90                    19593.08
  1995/02/28      20852.70                    20356.63
  1995/03/31      21492.24                    20957.35
  1995/04/30      21952.96                    21574.54
  1995/05/31      22171.56                    22436.88
  1995/06/30      22546.29                    22958.09
  1995/07/31      23614.27                    23719.38
  1995/08/31      23714.20                    23778.91
  1995/09/30      24088.93                    24782.38
  1995/10/31      22889.79                    24693.91
  1995/11/30      23889.07                    25777.97
  1995/12/31      24578.40                    26274.46
  1996/01/31      25708.14                    27168.84
  1996/02/29      26582.33                    27420.69
  1996/03/31      27866.73                    27684.75
  1996/04/30      28157.12                    28092.83
  1996/05/31      28096.21                    28817.34
  1996/06/30      27737.57                    28927.14
  1996/07/31      26614.26                    27649.13
  1996/08/31      27791.70                    28232.26
  1996/09/30      29023.28                    29821.17
  1996/10/31      29219.52                    30643.63
  1996/11/30      30295.46                    32959.99
  1996/12/31      29867.48                    32307.05
  1997/01/31      30334.94                    34325.59
  1997/02/28      30586.65                    34594.71
  1997/03/31      29601.38                    33173.21
  1997/04/30      30695.94                    35153.65
  1997/05/31      32207.70                    37293.80
  1997/06/30      33093.16                    38964.57
  1997/07/31      35742.34                    42064.98
  1997/08/31      35850.32                    39708.50
  1997/09/30      36073.49                    41883.33
  1997/10/31      34273.77                    40484.43
  1997/11/30      34468.14                    42358.45
  1997/12/31      34789.19                    43085.75
  1998/01/31      34287.65                    43562.28
  1998/02/28      36540.59                    46703.99
  1998/03/31      37885.99                    49095.70
  1998/04/30      38001.45                    49589.60
  1998/05/31      36513.91                    48737.16
  1998/06/30      33571.33                    50716.86
  1998/07/31      30718.18                    50176.72
  1998/08/31      27003.38                    42922.17
  1998/09/30      26873.32                    45671.77
  1998/10/31      27613.03                    49386.71
  1998/11/30      29604.55                    52380.04
  1998/12/31      29259.25                    55398.18
  1999/01/31      27635.73                    57714.93
  1999/02/26      27889.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143208 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $27,889 - a 178.89% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

du Pont (E.I.) de Nemours & Co.   9.2

Dow Chemical Co.                  8.8

Minnesota Mining &                7.4
Manufacturing Co.

Praxair, Inc.                     6.3

PPG Industries, Inc.              5.6

Avery Dennison Corp.              3.8

Monsanto Co.                      3.4

Morton International, Inc.        3.3

Rohm & Haas Co.                   3.2

Air Products & Chemicals, Inc.    3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Chemicals & Plastics 66.8%
Consumer Durables 7.4%
Drugs & Pharmaceuticals 5.3%
Agriculture 5.2%
Building Materials 4.3%
All Others 11.0%*

Row: 1, Col: 1, Value: 11.0
Row: 1, Col: 2, Value: 4.3
Row: 1, Col: 3, Value: 5.2
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 7.4
Row: 1, Col: 6, Value: 66.8

* INCLUDES SHORT-TERM INVESTMENTS

CHEMICALS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Dylan J. Yolles)

NOTE TO SHAREHOLDERS:
Dylan J. Yolles became

Portfolio Manager of Fidelity Select Chemicals Portfolio on January 4,
1999.

Q. HOW DID THE FUND PERFORM, DYLAN?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -23.66%. During the same period, the Standard & Poor's 500 Index had a return of 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - had a return of -4.79%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The chemical industry faced an unfavorable supply/demand balance that lowered chemical prices, reduced profitability and caused a sharp drop in its stock prices. A great deal of new production capacity in the industry became operational in 1997 and 1998, increasing supply at the very time that a worsening global economy caused a weakness in demand, resulting in lower prices. Asia's economic problems put pressure on U.S. companies in two ways: They had to compete domestically against cheap imports from Asia, and they faced declining export markets in that region of the world. Although the U.S. economy grew, the most significant growth occurred in technology, rather than basic industries. When the unfavorable supply/demand balance caused earnings disappointments, the stock prices of chemical companies corrected sharply.

Q. WERE THERE ANY BRIGHT SPOTS IN PERFORMANCE, AND WHERE WERE THE
BIGGEST DISAPPOINTMENTS?

A. Monsanto's basic agricultural business continued to do well, and its Searle pharmaceutical division successfully introduced a new anti-arthritis drug - Celebrex. The stock performance also was helped by reports that Monsanto might be acquired by a larger company. In general, we had disappointments among the small- and mid-cap specialty companies, including Witco, Sealed Air and Cytec. Each of these companies had its own problems, but the group as a whole was penalized when analysts lowered growth expectations in light of disappointing earnings. DuPont, the biggest company in the industry, was a major disappointment as it failed to meet earnings expectations.

Q. WHAT CHANGES HAVE YOU MADE IN THE PORTFOLIO SINCE TAKING OVER THE FUND IN JANUARY?

A. In general, I have given the fund a larger-cap bias. I believe that in a relatively tough economic environment, the downside risk of large-cap companies is more limited. These companies are much better able to weather the storm, but still have the potential to do well in a recovery. I increased the exposure to commodity companies, including Dow Chemical and Union Carbide. Profit margins in commodities have reached historical lows. In the past, this has been a good time to begin buying the stocks, since stock performance should do better when profit margins recover. I also added some higher-quality specialty companies in the mid- to large-cap areas. Two examples are Morton International, which was recently acquired by Rohm & Haas, and Avery Dennison Corp., manufacturer of labels and adhesives. In addition, I added industrial gas companies such as Praxair. These larger-cap stocks were relatively inexpensive. Historically, they have shown good earnings growth, and have had fairly stable earnings during economic downturns.

Q. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE, DYLAN?

A. I look for companies with demonstrated records of financial success, which usually are a combination of a high return on capital and good earnings growth. I also like companies with good records of adding new products and strong market positions. Finally, I balance valuations relative to the company's fundamental outlook. I want to make sure I am paying a reasonable price for the stock.

Q. WHAT IS YOUR OUTLOOK?

A. A lot depends on what happens in the global economy over the next 12 months. The chemical company stocks are cheap relative to the overall market. If there is improvement in Asia and a bottom to the recession in Latin America, I think that chemical stocks have the potential to go up significantly and quickly. While few analysts are optimistic about the near-term economic outlook, keep in mind that this is a cyclical industry: The best time to buy cyclical companies is when things have not gone well. Eventually, things will get better, but you have to be patient.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 069

TRADING SYMBOL: FSCHX

SIZE: as of February 28, 1999, more than $31 million

MANAGER: Dylan J. Yolles, since January 1999;
equity analyst, commodity and diversified
chemicals, since 1998; equity analyst, gaming
and lodging, 1997-1998; joined Fidelity in
1997

CHEMICALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.2%

                                SHARES                    VALUE (NOTE 1)

AGRICULTURE - 5.2%

Delta & Pine Land Co.            22,000                   $ 712,250

Pioneer Hi-Bred                  40,900                    958,594
International, Inc.

                                                           1,670,844

BUILDING MATERIALS - 4.3%

Owens-Corning                    11,700                    372,206

Sherwin-Williams Co.             41,500                    998,594

                                                           1,370,800

CHEMICALS & PLASTICS - 66.8%

Agrium, Inc.                     25,300                    201,353

Air Products & Chemicals,        32,000                    1,028,000
Inc.

Arch Chemicals, Inc. (a)         11,550                    219,450

Avery Dennison Corp.             22,600                    1,213,338

Borden Chemicals&Plastics        6,900                     34,500
Ltd.

Cabot Corp.                      14,500                    365,219

Cytec Industries, Inc. (a)       18,800                    504,075

Dow Chemical Co.                 28,600                    2,813,525

du Pont (E.I.) de Nemours &      57,400                    2,945,335
Co.

Eastman Chemical Co.             16,100                    759,719

Ferro Corp.                      14,600                    312,075

Geon Co.                         8,300                     189,344

Great Lakes Chemical Corp.       400                       15,575

IMC Global, Inc.                 30,200                    602,113

Methanex Corp. (a)               38,100                    162,982

Millennium Chemicals, Inc.       19,300                    348,606

Minerals Technologies, Inc.      10,100                    433,669

Monsanto Co.                     24,000                    1,093,500

Morton International, Inc.       29,100                    1,051,238

Olin Corp.                       23,100                    293,081

Potash Corp. of Saskatchewan     7,400                     420,354

PPG Industries, Inc.             34,400                    1,790,950

Praxair, Inc.                    57,600                    2,012,400

Raychem Corp.                    19,700                    449,406

Rohm & Haas Co.                  33,000                    1,031,250

Union Carbide Corp.              19,000                    836,000

Valspar Corp.                    8,300                     269,750

                                                           21,396,807

CONSUMER DURABLES - 7.4%

Minnesota Mining &               31,900                    2,362,594
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 5.3%

Cambrex Corp.                    8,700                     208,256

Chirex, Inc. (a)                 10,300                    215,013

Rhone-Poulenc SA sponsored       11,500                    529,000
ADR  Class A

Sigma-Aldrich Corp.              27,700                    730,588

                                                           1,682,857



                                SHARES                    VALUE (NOTE 1)

ELECTRONIC INSTRUMENTS - 0.8%

Optical Coating Laboratories,    8,000                    $ 256,000
Inc.

SERVICES - 2.8%

Ecolab, Inc.                     22,500                    897,188

TEXTILES & APPAREL - 0.6%

Polymer Group, Inc. (a)          19,500                    196,219

TOTAL COMMON STOCKS                                        29,833,309
(Cost $31,457,897)

CASH EQUIVALENTS - 6.8%



Taxable Central Cash Fund (b)    2,189,378                 2,189,378
(Cost $2,189,378)

TOTAL INVESTMENT IN                                        $ 32,022,687
SECURITIES - 100%
(Cost $33,647,275)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $61,535,452 and $82,787,097, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,237 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $34,170,646. Net unrealized depreciation aggregated $2,147,959, of which $1,268,936 related to appreciated investment securities and $3,416,895 related to depreciated investment securities.

The fund hereby designates approximately $3,906,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer its fiscal year ending February 29, 2000 approximately $1,740,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 34% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentages for use in preparing 1999 income tax returns.

CHEMICALS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 32,022,687
value  (cost $33,647,275) -
See accompanying schedule

Receivable for investments                7,140
sold

Receivable for fund shares                19,812
sold

Dividends receivable                      89,345

Interest receivable                       11,964

Redemption fees receivable                128

Other receivables                         2,035

 TOTAL ASSETS                             32,153,111

LIABILITIES

Payable to custodian bank      $ 5,061

Payable for investments         3,700
purchased

Payable for fund shares         232,787
redeemed

Accrued management fee          16,196

Other payables and accrued      33,628
expenses

 TOTAL LIABILITIES                        291,372

NET ASSETS                               $ 31,861,739

Net Assets consist of:

Paid in capital                          $ 34,103,460

Undistributed net investment              159,886
income

Accumulated undistributed net             (777,032)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (1,624,575)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,024,331                $ 31,861,739
shares outstanding

NET ASSET VALUE and                       $31.10
redemption price per share
($31,861,739 (divided by)
1,024,331 shares)

Maximum offering price per                $32.06
share (100/97.00 of $31.10)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 774,503
Dividends

Interest (including income on                    149,011
securities loaned of $8,336)

 TOTAL INCOME                                    923,514

EXPENSES

Management fee                   $ 276,652

Transfer agent fees               359,063

Accounting and security           62,653
lending fees

Non-interested trustees'          154
compensation

Custodian fees and expenses       7,794

Registration fees                 17,086

Audit                             13,240

Legal                             319

Reports to shareholders           11,132

 Total expenses before            748,093
reductions

 Expense reductions               (32,787)       715,306

NET INVESTMENT INCOME                            208,208

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,554,482

 Foreign currency transactions    3,597          2,558,079

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (15,018,197)

 Assets and liabilities in        186            (15,018,011)
foreign currencies

NET GAIN (LOSS)                                  (12,459,932)

NET INCREASE (DECREASE) IN                      $ (12,251,724)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 45,096
charges paid to FDC

 Sales charges - Retained by                    $ 44,178
FDC

 Deferred sales charges                         $ 7,081
withheld   by FDC

 Exchange fees withheld by FSC                  $ 7,718

 Expense reductions  Directed                   $ 32,355
brokerage arrangements

  Custodian credits                              432

                                                $ 32,787

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 208,208                     $ (39,750)
income (loss)

 Net realized gain (loss)         2,558,079                     11,437,021

 Change in net unrealized         (15,018,011)                  2,762,987
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,251,724)                  14,160,258
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (51,919)                      -
From net investment income

 From net realized gain           (3,969,737)                   (6,539,426)

 In excess of net realized        (773,436)                     -
gain

 TOTAL DISTRIBUTIONS              (4,795,092)                   (6,539,426)

Share transactions Net            17,546,799                    31,893,479
proceeds from sales of shares

 Reinvestment of distributions    4,627,284                     6,395,130

 Cost of shares redeemed          (42,678,413)                  (88,066,094)

 NET INCREASE (DECREASE) IN       (20,504,330)                  (49,777,485)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  63,464                        96,792

  TOTAL INCREASE (DECREASE)       (37,487,682)                  (42,059,861)
IN NET ASSETS

NET ASSETS

 Beginning of period              69,349,421                    111,409,282

 End of period (including        $ 31,861,739                  $ 69,349,421
undistributed net investment
income of $159,886 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             503,657                       706,740

 Issued in reinvestment of        132,380                       150,551
distributions

 Redeemed                         (1,122,609)                   (1,965,911)

 Net increase (decrease)          (486,572)                     (1,108,620)


FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997       1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 45.90    $ 42.53   $ 39.53    $ 33.91   $ 31.66
period

Income from Investment
Operations

Net investment income (loss)      .17        (.02)     .28        .01       .36
C

Net realized and unrealized       (10.77)    7.88      5.49       8.89      2.65
gain (loss)

Total from investment             (10.60)    7.86      5.77       8.90      3.01
operations

Less Distributions

 From net investment income       (.05)      -         (.12)      (.08)     (.22)

From net realized gain            (3.52)     (4.54)    (2.74)     (3.22)    (.60)

In excess of net realized gain    (.68)      -         -          -         -

Total distributions               (4.25)     (4.54)    (2.86)     (3.30)    (.82)

Redemption fees added to paid     .05        .05       .09        .02       .06
in capital

Net asset value, end of period   $ 31.10    $ 45.90   $ 42.53    $ 39.53   $ 33.91

TOTAL RETURN A, B                 (23.66)%   19.47%    15.06%     27.48%    9.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,862   $ 69,349  $ 111,409  $ 89,230  $ 97,511
(000 omitted)

Ratio of expenses to average      1.58%      1.68%     1.83%      1.99%     1.52%
net assets

Ratio of expenses to average      1.51% D    1.67% D   1.81% D    1.97% D   1.51% D
net assets after expense
reductions

Ratio of net investment           .44%       (.05)%    .67%       .04%      1.07%
income (loss) to average net
assets

Portfolio turnover rate           141%       31%       207%       87%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


CONSTRUCTION AND HOUSING PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CONSTRUCTION  AND      -2.16%       73.11%        294.62%
HOUSING

SELECT CONSTRUCTION  AND      -5.17%       67.84%        282.71%
HOUSING (LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Cyclical Industries        -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT CONSTRUCTION  AND    -2.16%       11.60%        14.71%
HOUSING

SELECT CONSTRUCTION  AND    -5.17%       10.91%        14.36%
HOUSING (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Construction & Housing      S&P 500
             00511                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9946.27                    10233.00
  1989/04/30      10335.54                    10764.09
  1989/05/31      10700.98                    11200.04
  1989/06/30      10694.22                    11136.20
  1989/07/31      11128.12                    12141.80
  1989/08/31      11315.29                    12379.78
  1989/09/30      11519.47                    12329.02
  1989/10/31      10872.88                    12042.99
  1989/11/30      11034.53                    12288.66
  1989/12/31      10791.20                    12583.59
  1990/01/31      10110.51                    11739.23
  1990/02/28      10319.26                    11890.67
  1990/03/31      10900.11                    12205.77
  1990/04/30      10582.46                    11900.63
  1990/05/31      11562.65                    13060.94
  1990/06/30      11353.90                    12972.12
  1990/07/31      10761.70                    12930.61
  1990/08/31       9393.52                    11761.68
  1990/09/30       8423.54                    11188.89
  1990/10/31       8127.44                    11140.78
  1990/11/30       8913.63                    11860.47
  1990/12/31       9750.88                    12191.38
  1991/01/31      10608.55                    12722.92
  1991/02/28      11537.69                    13632.61
  1991/03/31      11823.58                    13962.52
  1991/04/30      12007.37                    13996.03
  1991/05/31      13201.98                    14600.66
  1991/06/30      12528.09                    13931.95
  1991/07/31      12854.83                    14581.18
  1991/08/31      13385.76                    14926.75
  1991/09/30      13089.66                    14677.48
  1991/10/31      12865.04                    14874.16
  1991/11/30      12221.78                    14274.73
  1991/12/31      13779.44                    15907.76
  1992/01/31      14803.81                    15611.87
  1992/02/29      15046.14                    15814.83
  1992/03/31      15035.12                    15506.44
  1992/04/30      15244.40                    15962.33
  1992/05/31      15729.05                    16040.54
  1992/06/30      14605.15                    15801.54
  1992/07/31      14869.69                    16447.82
  1992/08/31      14362.65                    16110.64
  1992/09/30      14550.03                    16300.75
  1992/10/31      15057.08                    16357.80
  1992/11/30      15927.88                    16915.60
  1992/12/31      16357.77                    17123.66
  1993/01/31      17041.18                    17267.50
  1993/02/28      17349.81                    17502.34
  1993/03/31      17757.65                    17871.64
  1993/04/30      17338.64                    17439.14
  1993/05/31      17526.14                    17906.51
  1993/06/30      17735.71                    17958.44
  1993/07/31      18342.34                    17886.61
  1993/08/31      19103.39                    18564.51
  1993/09/30      19721.05                    18421.56
  1993/10/31      20437.97                    18802.89
  1993/11/30      20118.11                    18624.26
  1993/12/31      21855.75                    18849.62
  1994/01/31      22569.77                    19490.50
  1994/02/28      22112.35                    18962.31
  1994/03/31      20818.19                    18135.55
  1994/04/30      20771.09                    18367.69
  1994/05/31      19671.97                    18668.92
  1994/06/30      19189.70                    18211.53
  1994/07/31      19739.26                    18808.87
  1994/08/31      20490.70                    19580.03
  1994/09/30      19346.72                    19100.32
  1994/10/31      18774.73                    19530.08
  1994/11/30      18012.08                    18818.79
  1994/12/31      18370.94                    19097.87
  1995/01/31      18451.57                    19593.08
  1995/02/28      19338.44                    20356.63
  1995/03/31      19683.98                    20957.35
  1995/04/30      19707.01                    21574.54
  1995/05/31      20674.51                    22436.88
  1995/06/30      20870.31                    22958.09
  1995/07/31      21837.81                    23719.38
  1995/08/31      21849.33                    23778.91
  1995/09/30      21722.63                    24782.38
  1995/10/31      21711.11                    24693.91
  1995/11/30      23047.18                    25777.97
  1995/12/31      23657.59                    26274.46
  1996/01/31      23609.43                    27168.84
  1996/02/29      23549.23                    27420.69
  1996/03/31      24355.88                    27684.75
  1996/04/30      24386.80                    28092.83
  1996/05/31      25189.24                    28817.34
  1996/06/30      25339.70                    28927.14
  1996/07/31      24273.95                    27649.13
  1996/08/31      25414.93                    28232.26
  1996/09/30      26794.13                    29821.17
  1996/10/31      26392.91                    30643.63
  1996/11/30      27596.58                    32959.99
  1996/12/31      26783.37                    32307.05
  1997/01/31      27050.06                    34325.59
  1997/02/28      27939.03                    34594.71
  1997/03/31      27138.96                    33173.21
  1997/04/30      27690.32                    35153.65
  1997/05/31      30340.31                    37293.80
  1997/06/30      30878.81                    38964.57
  1997/07/31      34124.00                    42064.98
  1997/08/31      34024.80                    39708.50
  1997/09/30      35101.80                    41883.33
  1997/10/31      33741.38                    40484.43
  1997/11/30      34492.44                    42358.45
  1997/12/31      34773.99                    43085.75
  1998/01/31      36025.73                    43562.28
  1998/02/28      39124.55                    46703.99
  1998/03/31      41139.55                    49095.70
  1998/04/30      41124.05                    49589.60
  1998/05/31      40404.99                    48737.16
  1998/06/30      40848.66                    50716.86
  1998/07/31      39379.95                    50176.72
  1998/08/31      33321.49                    42922.17
  1998/09/30      32939.01                    45671.77
  1998/10/31      36534.31                    49386.71
  1998/11/30      39364.65                    52380.04
  1998/12/31      42715.16                    55398.18
  1999/01/31      41980.80                    57714.93
  1999/02/26      38271.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143221 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on February, 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $38,271 - a 282.71% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                         % OF FUND'S INVESTMENTS

Lowe's Companies, Inc.    9.0

Danaher Corp.             8.6

Masco Corp.               6.7

Home Depot, Inc.          6.3

Fannie Mae                6.1

Black & Decker Corp.      5.4

Shaw Industries, Inc.     4.3

Leggett & Platt, Inc.     4.2

Lennar Corp.              4.1

Mohawk Industries, Inc.   4.0

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Building Materials 15.9%
Retail & Wholesale,
Miscellaneous 15.3%
Home Furnishings 9.7%
Construction 9.7%
Autos, Tires, & Accessories 8.6%
All Others 40.8%*

Row: 1, Col: 1, Value: 40.8
Row: 1, Col: 2, Value: 8.6
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 15.3
Row: 1, Col: 6, Value: 15.9

* INCLUDES SHORT-TERM INVESTMENTS

CONSTRUCTION AND HOUSING PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

Yolanda McGettigan,
Portfolio Manager of Fidelity Select Construction and Housing
Portfolio

Q. HOW DID THE FUND PERFORM, YOLANDA?

A. For the 12 months that ended February 28, 1999, the fund returned -2.16%. For the same 12-month period, the Standard and Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund outperformed the Goldman Sachs index because the index contains many cyclical industries, some of which had weaker performance than housing and construction. In addition, the fund was underweighted in construction and engineering stocks that suffered from weak overseas economies and falling commodity prices.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST
YEAR?

A. The biggest factor was the strong housing market, which expanded for the eighth year in a row. Both housing starts and housing turnover
- which measure new construction activity and sales of new and existing homes, respectively - hit record levels in 1998. This trend increased demand for construction materials, home furnishings and appliances. However, many stock prices didn't reflect these positive conditions because investors had been anticipating the housing market's peak for several years and were reluctant to bid up prices. Stocks in the construction and engineering sector performed poorly because of declining economies in Asia and Latin America and collapsing commodity prices. Reduced demand and weak pricing forced a number of industries to cut back capital spending for large-scale construction projects.

Q. DID YOU CHANGE THE FUND'S INVESTMENT STRATEGY DURING THE YEAR?

A. Yes, I made several strategic changes. First, I shifted assets away from companies with significant ties to international economies and into domestic companies that could benefit from the strong housing market. Second, within the housing sector I emphasized companies with growth characteristics independent of the housing market's strength. Third, I increased the fund's exposure to high-quality mid- and large-cap stocks that tend to perform better in unpredictable markets.

Q. WHAT HOLDINGS PERFORMED WELL DURING THE YEAR?

A. Maytag performed well. Maytag is a leading appliance producer that successfully implemented a premium brand and product innovation strategy. For example, Maytag introduced the "Neptune" class of washing machines late in 1997. Despite the machine's $1,100 price tag
- considerably higher than the $350 charge for an average washer - sales exceeded expectations. Danaher Corp. also did well. Danaher manufactures Sears' Craftsman tools as well as controls used in manufacturing automation and environmental testing. By employing an aggressive acquisition strategy, the company has generated a 10-year record of consistent earnings growth, and traded at a price-to-earnings ratio about twice the industry average. Home Depot's stock price benefited from the company's increased market share of a strong repair and remodeling market driven by booming home sales.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. I had a positive outlook for Owens-Corning, the country's largest fiberglass insulation manufacturer. Successive price increases and a significant restructuring had positioned Owens-Corning for strong earnings growth. However, the stock had disappointing performance because the company settled an asbestos lawsuit for a higher-than-expected sum. Although the settlement removed a great deal of financial uncertainty, it significantly reduced potential upside in the stock price. Another disappointing stock was Black & Decker, the world's leading power-tool manufacturer. Despite a successful restructuring that included divesting underperforming businesses, weaker-than-expected revenue growth held the stock down.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I have a guarded outlook. The housing and construction industries are cyclical and 1998 marks the eighth consecutive year of economic expansion. The housing market's performance is tied to the strength of the economy and the direction of interest rates, and some leading indicators suggest that housing-related activity may slow down in 1999. Construction and engineering stocks with global exposure and strong ties to capital spending may continue to suffer in the absence of an interest-rate cut or signs of recovery in foreign economies. As a result, I anticipate underweighting this sector in favor of housing-market stocks. Within the housing sector, I am planning to stick with medium- and large-cap companies that offer steady growth and that are taking decisive steps to shield their earnings from a weaker economy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 511

TRADING SYMBOL: FSHOX

SIZE: as of February 28, 1999, more than $51 million

MANAGER: Yolanda McGettigan, since 1997;
analyst, appliances, building materials, home-building, engineering and construction industries, since 1997; joined Fidelity in 1997

NOTE TO SHAREHOLDERS: Effective April 30, 1999, Brian Hogan will become manager of Select Construction & Housing Portfolio.

CONSTRUCTION AND HOUSING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 98.0%

                                 SHARES                    VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
8.6%

Danaher Corp.                     88,600                   $ 4,274,950

BUILDING MATERIALS - 15.9%

Carlisle Companies, Inc.          12,600                    521,325

Elcor Corp.                       15,800                    497,700

Lafarge Corp.                     15,800                    503,625

Lone Star Industries, Inc.        3,300                     108,900

Masco Corp.                       125,800                   3,302,250

Owens-Corning                     12,400                    394,475

Sherwin-Williams Co.              36,500                    878,281

Southdown, Inc.                   6,040                     285,013

USG Corp.                         11,900                    596,488

Vulcan Materials Co.              5,900                     795,025

                                                            7,883,082

CONSTRUCTION - 9.7%

Centex Corp.                      27,500                    1,012,344

Clayton Homes, Inc.               35,000                    433,125

Jacobs Engineering Group,         7,000                     276,938
Inc. (a)

Kaufman & Broad Home Corp.        45,000                    1,012,500

Lennar Corp.                      88,000                    2,040,500

                                                            4,775,407

CONSUMER ELECTRONICS - 8.5%

Black & Decker Corp.              54,800                    2,671,500

Maytag Corp.                      27,300                    1,530,506

                                                            4,202,006

CREDIT & OTHER FINANCE - 2.2%

Countrywide Credit                28,100                    1,064,288
Industries, Inc.

FEDERAL SPONSORED CREDIT - 8.2%

Fannie Mae                        43,600                    3,052,000

Freddie Mac                       17,400                    1,024,425

                                                            4,076,425

HOME FURNISHINGS - 9.7%

Ethan Allen Interiors, Inc.       6,000                     270,000

Furniture Brands                  12,100                    258,638
International, Inc. (a)

Knoll, Inc. (a)                   13,600                    260,100

Leggett & Platt, Inc.             98,200                    2,056,063

Maxim Group, Inc. (a)             107,900                   1,955,688

                                                            4,800,489

LEASING & RENTAL - 1.0%

United Rentals, Inc. (a)          15,900                    511,781

LEISURE DURABLES & TOYS - 0.4%

Champion Enterprises, Inc. (a)    10,400                    204,750

METALS & MINING - 1.1%

Martin Marietta Materials,        10,200                    523,388
Inc.



                                 SHARES                    VALUE (NOTE 1)

REAL ESTATE - 2.2%

Catellus Development Corp. (a)    25,600                   $ 369,600

Rouse Co. (The)                   30,500                    712,938

                                                            1,082,538

REAL ESTATE INVESTMENT TRUSTS
- 6.9%

Apartment Investment &            2,900                     113,463
Management Co. Class A

Archstone Communities Trust       31,700                    620,131

Equity Residential Properties     25,800                    1,057,800
Trust (SBI)

Mack-Cali Realty Corp.            12,700                    367,506

Post Properties, Inc.             8,800                     314,050

Simon Property Group, Inc.        37,600                    956,450

                                                            3,429,400

RETAIL & WHOLESALE,
MISCELLANEOUS - 15.3%

Home Depot, Inc.                  52,200                    3,115,688

Lowe's Companies, Inc.            74,700                    4,430,639

                                                            7,546,327

TEXTILES & APPAREL - 8.3%

Mohawk Industries, Inc. (a)       60,550                    1,967,875

Shaw Industries, Inc.             97,600                    2,141,100

                                                            4,108,975

TOTAL COMMON STOCKS                                         48,483,806
(Cost $42,903,576)

CASH EQUIVALENTS - 2.0%



Taxable Central Cash Fund (b)     1,005,868                 1,005,868
(Cost $1,005,868)

TOTAL INVESTMENT IN                                         $ 49,489,674
SECURITIES - 100%
(Cost $43,909,444)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $168,374,456 and $172,267,058, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $51,030 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,939,000 and $4,311,750, respectively. The weighted average interest rate was 5.08%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $43,982,378. Net unrealized appreciation aggregated $5,507,296, of which $7,013,824 related to appreciated investment securities and $1,506,528 related to depreciated investment securities.

The fund hereby designates approximately $749,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CONSTRUCTION AND HOUSING PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 49,489,674
value (cost $43,909,444) -
See accompanying schedule

Receivable for investments                    8,428,016
sold

Receivable for fund shares                    78,061
sold

Dividends receivable                          36,759

Interest receivable                           6,729

Redemption fees receivable                    3,944

Other receivables                             7,253

 TOTAL ASSETS                                 58,050,436

LIABILITIES

Payable for fund shares         $ 6,305,383
redeemed

Accrued management fee           36,964

Other payables and accrued       56,464
expenses

 TOTAL LIABILITIES                            6,398,811

NET ASSETS                                   $ 51,651,625

Net Assets consist of:

Paid in capital                              $ 45,398,583

Accumulated undistributed net                 672,812
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   5,580,230
(depreciation) on investments

NET ASSETS, for 2,064,686                    $ 51,651,625
shares outstanding

NET ASSET VALUE and                           $25.02
redemption price per share
($51,651,625 (divided by)
2,064,686 shares)

Maximum offering price per                    $25.79
share (100/97.00 of $25.02)

STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 638,925
Dividends

Interest (including income on                 307,536
securities loaned of $7,398)

 TOTAL INCOME                                 946,461

EXPENSES

Management fee                   $ 490,439

Transfer agent fees               535,294

Accounting and security           80,738
lending fees

Non-interested trustees'          287
compensation

Custodian fees and expenses       12,077

Registration fees                 34,181

Audit                             22,982

Legal                             371

Interest                          4,870

Reports to shareholders           7,258

 Total expenses before            1,188,497
reductions

 Expense reductions               (46,765)    1,141,732

NET INVESTMENT INCOME (LOSS)                  (195,271)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,245,125

 Foreign currency transactions    (1,205)     1,243,920

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (58,045)

 Assets and liabilities in        1           (58,044)
foreign currencies

NET GAIN (LOSS)                               1,185,876

NET INCREASE (DECREASE) IN                   $ 990,605
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 451,157
charges paid to FDC

 Sales charges - Retained by                 $ 449,854
FDC

 Deferred sales charges                      $ 653
withheld   by FDC

 Exchange fees withheld by FSC               $ 10,418

 Expense reductions  Directed                $ 45,252
brokerage arrangements

  Custodian credits                           1,513

                                             $ 46,765

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (195,271)                   $ (285,511)
income (loss)

 Net realized gain (loss)         1,243,920                     3,768,064

 Change in net unrealized         (58,044)                      4,728,366
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       990,605                       8,210,919
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (23,292)
From net investment income

 From net realized gain           (144,845)                     (4,419,906)

 TOTAL DISTRIBUTIONS              (144,845)                     (4,443,198)

Share transactions Net            137,817,090                   96,959,375
proceeds from sales of shares

 Reinvestment of distributions    142,901                       4,390,230

 Cost of shares redeemed          (144,767,914)                 (78,323,951)

 NET INCREASE (DECREASE) IN       (6,807,923)                   23,025,654
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  129,721                       110,066

  TOTAL INCREASE (DECREASE)       (5,832,442)                   26,903,441
IN NET ASSETS

NET ASSETS

 Beginning of period              57,484,067                    30,580,626

 End of period                   $ 51,651,625                  $ 57,484,067

OTHER INFORMATION
Shares

 Sold                             5,395,789                     4,140,467

 Issued in reinvestment of        5,303                         222,821
distributions

 Redeemed                         (5,579,107)                   (3,510,718)

 Net increase (decrease)          (178,015)                     852,570




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 G    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.63   $ 22.00   $ 19.56   $ 16.79   $ 19.82
period

Income from Investment
Operations

Net investment income (loss) C    (.06)     (.25)     .06       .07       (.02)

Net realized and unrealized       (.53) F   7.67      3.38      3.55      (2.50)
gain (loss)

Total from investment             (.59)     7.42      3.44      3.62      (2.52)
operations

Less Distributions

 From net investment income       -         (.02)     (.02)     (.07)     -

From net realized gain            (.06)     (3.87)    (1.03)    (.81)     (.52)

Total distributions               (.06)     (3.89)    (1.05)    (.88)     (.52)

Redemption fees added to paid     .04       .10       .05       .03       .01
in capital

Net asset value, end of period   $ 25.02   $ 25.63   $ 22.00   $ 19.56   $ 16.79

TOTAL RETURN A, B                 (2.16)%   40.04%    18.64%    21.77%    (12.54)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,652  $ 57,484  $ 30,581  $ 42,668  $ 16,863
(000 omitted)

Ratio of expenses to average      1.43%     2.50% D   1.41%     1.43%     1.76%
net assets

Ratio of expenses to average      1.37% E   2.43% E   1.35% E   1.40% E   1.74% E
net assets after expense
reductions

Ratio of net investment           (.23)%    (1.10)%   .27%      .39%      (.11)%
income (loss) to average net
assets

Portfolio turnover rate           226%      404%      270%      139%      45%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSED DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F THE
AMOUNT SHOWN FOR A SHARE
OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
G FOR THE YEAR ENDED
FEBRUARY 29.



CYCLICAL INDUSTRIES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  LIFE OF FUND
1999

SELECT CYCLICAL INDUSTRIES       -4.96%       19.53%

SELECT CYCLICAL INDUSTRIES       -7.89%       15.87%
(LOAD ADJ.)

S&P 500                          19.74%       60.71%

GS Cyclical Industries           -4.79%       21.02%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  LIFE OF FUND
1999

SELECT CYCLICAL INDUSTRIES       -4.96%       9.37%

SELECT CYCLICAL INDUSTRIES       -7.89%       7.67%
(LOAD ADJ.)

S&P 500                          19.74%       26.89%

GS Cyclical Industries           -4.79%       10.05%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Cyclical Industries         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/28      12199.74                    13422.05
  1998/03/31      12846.62                    14109.39
  1998/04/30      12998.88                    14251.33
  1998/05/31      12795.29                    14006.35
  1998/06/30      12856.37                    14575.29
  1998/07/31      12133.64                    14420.06
  1998/08/31      10230.13                    12335.21
  1998/09/30      10301.38                    13125.40
  1998/10/31      11237.87                    14193.02
  1998/11/30      11594.14                    15053.26
  1998/12/31      12092.92                    15920.63
  1999/01/31      11858.80                    16586.43
  1999/02/26      11587.00                    16070.92
IMATRL PRASUN   SHR__CHT 19990228 19990322 094431 R00000000000027

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,587 - a 15.87% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,071 - a 60.71% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

General Electric Co.              7.8

Textron, Inc.                     7.1

Tyco International Ltd.           6.3

Ford Motor Co.                    5.2

Waste Management, Inc.            3.7

DaimlerChrysler AG (Reg.)         3.5

Coltec Industries, Inc.           3.1

Emerson Electric Co.              2.9

du Pont (E.I.) de Nemours & Co.   2.6

Monsanto Co.                      2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Industrial Machinery & Equipment 13.2%
Electrical Equipment 13.1%
Autos, Tires, & Accessories 12.0%
Aerospace & Defense 9.7%
Chemicals & Plastics 8.9%
All Others 43.1%*

Row: 1, Col: 1, Value: 43.1
Row: 1, Col: 2, Value: 8.9
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 12.02
Row: 1, Col: 5, Value: 13.1
Row: 1, Col: 6, Value: 13.2

* INCLUDES SHORT-TERM INVESTMENTS

CYCLICAL INDUSTRIES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Ruback)

Albert Ruback,
Portfolio Manager
of Fidelity Select
Cyclical Industries Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -4.96%. In comparison, the Standard & Poor's 500 Index returned 19.74% and the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79% during the same 12-month period.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE? WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX DURING THE 12-MONTH PERIOD?

A. Cyclical industries turned in mixed results during the period. In the third quarter of 1998, the fund produced negative returns as the global economic crisis took hold of the U.S. stock market. In the fourth quarter, the fund staged a turnaround, led by strong performance from conglomerates such as Tyco International and General Electric. Both companies managed to increase profits and earnings during the period. However, the primary reason for the fund's underperformance compared to the Goldman Sachs index was the portfolio's asset underweighting in auto stocks. General Motors, Ford and DaimlerChrysler all surged in response to record sales numbers. In hindsight, I underestimated the potential of the auto stocks, given my doubts about the strength of the U.S. economy.

Q. IN LIGHT OF THE DIFFICULT ENVIRONMENT FOR CYCLICAL STOCKS, WHAT STRATEGY DID YOU PURSUE TO STABILIZE FUND PERFORMANCE?

A. I continued to concentrate a significant portion of fund assets in conglomerates such as Tyco International and General Electric and added conglomerates, including Textron and Pentair. While the U.S. economy appeared relatively stable, the global economic situation was less bright. Since cyclical stocks are highly dependent on solid economic growth for their performance, I felt these companies offered a diversity of strong revenue sources that could shield the portfolio during difficult and uncertain periods.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP HOLDINGS DURING THE PERIOD
 . . .

A. That's right. I sold off the fund's holdings in DEKALB after it was acquired by Monsanto. The stock performed very well during the period, so I felt it was prudent to lock in profits. Textron was added to the fund's top holdings because I felt that its stock was undervalued, considering its fundamental business outlook and its strong track record of earnings growth.

Q. WHAT STOCKS HELPED PERFORMANCE?

A. Tyco International and General Electric were the biggest contributors to total return. Tyco International stock rallied during the period as it increased profits by acquiring a number of companies, including an announced $11 billion bid for electric device maker AMP. General Electric performed solidly in response to strong earnings growth and a dividend increase. The stock surged from a 12-month low of $72 on October 8, 1998, to close at $100 by the end of the period.

Q. WHAT STOCKS WERE THE MAIN DISAPPOINTMENTS?

A. While the fund's assets remained underweighted relative to the Goldman Sachs index in industrial commodities such as chemicals and paper, these sectors continued to lag. Prior to Stone Container's merger with Jefferson Smurfit, the stock detracted significantly from performance as the paper sector continued to languish in a poor business environment with little ability to raise prices and increase profit margins. Lackluster performance from chemical companies duPont and Monsanto also detracted from total return.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I think the short-term environment remains difficult for cyclical stocks. In the absence of a catalyst such as another interest-rate cut or strong signs of a turnaround in Asia and the global economy, industrial commodities and cyclical stocks could continue to struggle in 1999. This is the primary reason for my defensive strategy of allocating a significant portion of fund assets to conglomerates. These holdings can provide predictable earnings and the ability to quickly cut costs in a weak economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 515

TRADING SYMBOL: FCYCF

SIZE: as of February 28, 1999, more than $3 million

MANAGER: Albert Ruback, since inception;
manager, Fidelity Select Energy Portfolio,
1994-1996; Fidelity Select Industrial Equipment
Portfolio, 1991-1994; sector leader, cyclical industries since 1996; joined Fidelity in 1991

CYCLICAL INDUSTRIES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.6%

                                 SHARES                        VALUE (NOTE 1)

AEROSPACE & DEFENSE - 9.7%

Alliant Techsystems, Inc. (a)     100                          $ 7,919

Gulfstream Aerospace Corp. (a)    500                           22,375

Lockheed Martin Corp.             1,000                         37,688

Sundstrand Corp.                  100                           6,769

Textron, Inc.                     2,700                         210,600

                                                                285,351

AIR TRANSPORTATION - 2.3%

America West Holding Corp.        600                           10,200
Class B (a)

Southwest Airlines Co.            1,000                         30,125

US Airways Group, Inc. (a)        600                           28,425

                                                                68,750

AUTOS, TIRES, & ACCESSORIES -
12.0%

DaimlerChrysler AG (Reg.)         1,100                         103,331

Danaher Corp.                     250                           12,063

Federal-Mogul Corp.               450                           22,134

Ford Motor Co.                    2,600                         154,213

General Motors Corp.              600                           49,538

SPX Corp.                         250                           14,281

                                                                355,560

BROADCASTING - 0.9%

PanAmSat Corp. (a)                700                           25,113

BUILDING MATERIALS - 2.6%

Carlisle Companies, Inc.          300                           12,413

Crane Co.                         600                           16,463

Masco Corp.                       1,000                         26,250

Owens-Corning                     700                           22,269

                                                                77,395

CHEMICALS & PLASTICS - 8.6%

du Pont (E.I.) de Nemours &       1,500                         76,969
Co.

Ferro Corp.                       550                           11,756

Ivex Packaging Corp. (a)          1,500                         22,688

Monsanto Co.                      1,600                         72,900

Nalco Chemical Co.                300                           8,438

Potash Corp. of Saskatchewan      200                           11,361

Sealed Air Corp. (a)              414                           21,011

Solutia, Inc.                     240                           4,275

Spartech Corp.                    500                           11,813

Witco Corp.                       800                           13,550

                                                                254,761

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Pitney Bowes, Inc.                400                           25,275

Xerox Corp.                       800                           44,150

                                                                69,425



                                 SHARES                        VALUE (NOTE 1)

CONSTRUCTION - 1.1%

Centex Corp.                      300                          $ 11,044

Kaufman & Broad Home Corp.        300                           6,750

Lennar Corp.                      300                           6,956

Oakwood Homes Corp.               500                           8,063

                                                                32,813

CONSUMER ELECTRONICS - 0.7%

Black & Decker Corp.              400                           19,500

DEFENSE ELECTRONICS - 3.5%

Litton Industries, Inc. (a)       300                           16,838

Raytheon Co.:

Class A                           600                           31,725

Class B                           1,000                         53,438

                                                                102,001

ELECTRICAL EQUIPMENT - 13.1%

Emerson Electric Co.              1,500                         86,156

General Electric Co.              2,300                         230,706

Honeywell, Inc.                   1,000                         69,938

                                                                386,800

ENGINEERING - 0.8%

EG & G, Inc.                      900                           23,850

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             600                           12,563

INDUSTRIAL MACHINERY &
EQUIPMENT - 13.2%

Case Corp.                        200                           3,900

Caterpillar, Inc.                 700                           31,894

Coltec Industries, Inc. (a)       5,000                         90,000

Illinois Tool Works, Inc.         700                           48,125

Ingersoll-Rand Co.                650                           30,875

Tyco International Ltd.           2,500                         186,094

                                                                390,888

METALS & MINING - 1.5%

Alcoa, Inc.                       848                           34,344

Martin Marietta Materials,        200                           10,263
Inc.

                                                                44,607

PACKAGING & CONTAINERS - 1.2%

Owens-Illinois, Inc. (a)          700                           16,756

Silgan Holdings, Inc. (a)         800                           17,750

                                                                34,506

PAPER & FOREST PRODUCTS - 6.2%

Bowater, Inc.                     700                           29,488

Champion International Corp.      500                           18,500

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

PAPER & FOREST PRODUCTS -
CONTINUED

Fort James Corp.                  687                          $ 20,524

Pentair, Inc.                     300                           11,363

Smurfit-Stone Container Corp.     2,970                         53,646
(a)

Temple-Inland, Inc.               300                           17,981

Union Camp Corp.                  300                           20,063

Willamette Industries, Inc.       300                           10,931

                                                                182,496

POLLUTION CONTROL - 4.1%

Ogden Corp.                       500                           12,219

Waste Management, Inc.            2,245                         109,724

                                                                121,943

RAILROADS - 3.7%

Bombardier, Inc. Class B          600                           8,814

Burlington Northern Santa Fe      1,500                         49,688
Corp.

Canadian National Railway Co.     300                           14,485

Union Pacific Corp.               500                           23,438

Wisconsin Central                 1,000                         13,750
Transportation Corp. (a)

                                                                110,175

SERVICES - 1.6%

Ecolab, Inc.                      1,200                         47,850

SHIP BUILDING & REPAIR - 1.8%

Avondale Industries, Inc.         700                           21,613

General Dynamics Corp.            500                           30,219

                                                                51,832

TEXTILES & APPAREL - 1.4%

Shaw Industries, Inc.             1,700                         37,294

Unifi, Inc.                       300                           3,619

                                                                40,913

TRUCKING & FREIGHT - 0.9%

CNF Transportation, Inc.          200                           8,450

Expeditors International of       200                           9,313
Washington, Inc.

USFreightways Corp.               300                           9,563

                                                                27,326

TOTAL COMMON STOCKS                                             2,766,418
(Cost $2,506,497)

CONVERTIBLE PREFERRED STOCKS
- 0.3%



CHEMICALS & PLASTICS - 0.3%

Sealed Air Corp. Series A,        190                           9,785
$2.00 (Cost $8,093)

CASH EQUIVALENTS - 6.1%

                                 MATURITY AMOUNT               VALUE (NOTE 1)

Investments in repurchase        $ 29,011                      $ 29,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.74%,
dated 2/26/99 due 3/1/99

                                 SHARES

Taxable Central Cash Fund (b)     149,752                       149,752

TOTAL CASH EQUIVALENTS                                          178,752
(Cost $178,752)

TOTAL INVESTMENT IN                                             $ 2,954,955
SECURITIES - 100%
(Cost $2,693,342)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,633,603 and $4,456,955, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $579 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,693,963. Net unrealized appreciation aggregated $260,992, of which $449,365 related to appreciated investment securities and $188,373 related to depreciated investment securities.

The fund hereby designates approximately $22,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

CYCLICAL INDUSTRIES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                  FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 2,954,955
value (including repurchase
agreements of $29,000) (cost
$2,693,342) - See
accompanying schedule

Cash                                      117

Receivable for investments                143,540
sold

Receivable for fund shares                5,619
sold

Dividends receivable                      4,515

Interest receivable                       328

Receivable from investment                1,565
adviser for expense
reductions

 TOTAL ASSETS                             3,110,639

LIABILITIES

Payable for investments         $ 3,700
purchased

Other payables and accrued       19,955
expenses

 TOTAL LIABILITIES                        23,655

NET ASSETS                               $ 3,086,984

Net Assets consist of:

Paid in capital                          $ 2,807,386

Accumulated undistributed net             17,985
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               261,613
(depreciation) on investments

NET ASSETS, for 270,992                  $ 3,086,984
shares outstanding

NET ASSET VALUE and                       $11.39
redemption price per share
($3,086,984 (divided by)
270,992 shares)

Maximum offering price per                $11.74
share (100/97.00 of $11.39)

STATEMENT OF OPERATIONS

                       YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                           $ 41,330
Dividends

Interest                                     11,720

 TOTAL INCOME                                53,050

EXPENSES

Management fee                   $ 22,236

Transfer agent fees               28,977

Accounting fees and expenses      60,050

Non-interested trustees'          14
compensation

Custodian fees and expenses       8,160

Registration fees                 12,920

Audit                             17,333

Legal                             21

Reports to shareholders           647

Miscellaneous                     12

 Total expenses before            150,370
reductions

 Expense reductions               (56,169)   94,201

NET INVESTMENT INCOME (LOSS)                 (41,151)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,503

 Foreign currency transactions    195        21,698

Change in net unrealized                     (207,859)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (186,161)

NET INCREASE (DECREASE) IN                  $ (227,312)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 16,210
charges paid to FDC

 Sale charges - Retained by                 $ 16,210
FDC

 Exchange fees withheld by FSC              $ 698

 Expense reductions  Directed               $ 521
brokerage arrangements

  FMR reimbursement                          55,648

                                            $ 56,169

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  MARCH 3, 1997 (COMMENCEMENT
ASSETS                                                         OF OPERATIONS) TO FEBRUARY
                                                               28, 1998

Operations Net investment        $ (41,151)                    $ (33,119)
income (loss)

 Net realized gain (loss)         21,698                        328,506

 Change in net unrealized         (207,859)                     469,472
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (227,312)                     764,859
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (29,887)                      (144,767)
from net realized gains

Share transactions Net            3,255,351                     10,028,973
proceeds from sales of shares

 Reinvestment of distributions    29,223                        143,304

 Cost of shares redeemed          (3,913,851)                   (6,843,907)

 NET INCREASE (DECREASE) IN       (629,277)                     3,328,370
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  8,220                         16,778

  TOTAL INCREASE (DECREASE)       (878,256)                     3,965,240
IN NET ASSETS

NET ASSETS

 Beginning of period              3,965,240                     -

 End of period                    3,086,984                     3,965,240

OTHER INFORMATION
Shares

 Sold                             265,208                       908,349

 Issued in reinvestment of        2,305                         13,087
distributions

 Redeemed                         (325,171)                     (592,786)

 Net increase (decrease)          (57,658)                      328,650




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999      1998 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.07   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)     (.11)

Net realized and unrealized       (.49)     2.59
gain (loss)

Total from investment             (.62)     2.48
operations

Less Distributions

From net realized gain            (.09)     (.46)

Redemption fees added to paid     .03       .05
in capital

Net asset value, end of period   $ 11.39   $ 12.07

TOTAL RETURN B, C                 (4.96)%   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,087   $ 3,965
(000 omitted)

Ratio of expenses to average      2.50% E   2.50% A, E
net assets

Ratio of expenses to average      2.49% G   2.50% A
net assets after expense
reductions

Ratio of net investment           (1.09)%   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate           103%      140% A

A ANNUALIZED BTHE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. F FOR THE
PERIOD MARCH 3, 1997
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. G FMR
OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.

DEFENSE AND AEROSPACE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT DEFENSE AND AEROSPACE       -9.90%       128.63%       292.88%

SELECT DEFENSE AND AEROSPACE       -12.68%      121.70%       281.02%
(LOAD ADJ.)

S&P 500                            19.74%       194.91%       459.21%

GS Cyclical Industries             -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT DEFENSE AND AEROSPACE   -9.90%       17.98%        14.66%

SELECT DEFENSE AND AEROSPACE   -12.68%      17.26%        14.31%
(LOAD ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Cyclical Industries         -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Defense & Aerospace         S&P 500
             00067                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9898.13                    10233.00
  1989/04/30      10253.11                    10764.09
  1989/05/31      10434.72                    11200.04
  1989/06/30      10310.89                    11136.20
  1989/07/31      10979.57                    12141.80
  1989/08/31      11260.26                    12379.78
  1989/09/30      11053.87                    12329.02
  1989/10/31      10426.47                    12042.99
  1989/11/30      10030.21                    12288.66
  1989/12/31      10195.32                    12583.59
  1990/01/31       9617.45                    11739.23
  1990/02/28       9650.47                    11890.67
  1990/03/31      10244.85                    12205.77
  1990/04/30       9823.83                    11900.63
  1990/05/31      10550.30                    13060.94
  1990/06/30      10557.88                    12972.12
  1990/07/31      10134.24                    12930.61
  1990/08/31       9245.42                    11761.68
  1990/09/30       8946.37                    11188.89
  1990/10/31       8830.08                    11140.78
  1990/11/30       9303.56                    11860.47
  1990/12/31       9727.97                    12191.38
  1991/01/31      10586.56                    12722.92
  1991/02/28      10794.96                    13632.61
  1991/03/31      11628.55                    13962.52
  1991/04/30      11436.82                    13996.03
  1991/05/31      11970.32                    14600.66
  1991/06/30      11368.05                    13931.95
  1991/07/31      11861.95                    14581.18
  1991/08/31      11736.38                    14926.75
  1991/09/30      11460.13                    14677.48
  1991/10/31      12012.63                    14874.16
  1991/11/30      11468.51                    14274.73
  1991/12/31      12347.48                    15907.76
  1992/01/31      12305.62                    15611.87
  1992/02/29      12498.16                    15814.83
  1992/03/31      12247.02                    15506.44
  1992/04/30      12029.37                    15962.33
  1992/05/31      11426.65                    16040.54
  1992/06/30      10890.89                    15801.54
  1992/07/31      11309.45                    16447.82
  1992/08/31      11091.80                    16110.64
  1992/09/30      11250.85                    16300.75
  1992/10/31      11342.94                    16357.80
  1992/11/30      11736.38                    16915.60
  1992/12/31      12347.48                    17123.66
  1993/01/31      12715.81                    17267.50
  1993/02/28      12623.73                    17502.34
  1993/03/31      13293.42                    17871.64
  1993/04/30      13335.28                    17439.14
  1993/05/31      13745.46                    17906.51
  1993/06/30      14323.07                    17958.44
  1993/07/31      14909.06                    17886.61
  1993/08/31      14883.94                    18564.51
  1993/09/30      15269.02                    18421.56
  1993/10/31      15880.11                    18802.89
  1993/11/30      15411.33                    18624.26
  1993/12/31      15910.69                    18849.62
  1994/01/31      16668.34                    19490.50
  1994/02/28      16668.34                    18962.31
  1994/03/31      15997.78                    18135.55
  1994/04/30      16084.61                    18367.69
  1994/05/31      16137.63                    18668.92
  1994/06/30      15731.10                    18211.53
  1994/07/31      15960.88                    18808.87
  1994/08/31      16676.73                    19580.03
  1994/09/30      15837.15                    19100.32
  1994/10/31      16226.01                    19530.08
  1994/11/30      15589.70                    18818.79
  1994/12/31      16190.66                    19097.87
  1995/01/31      16181.82                    19593.08
  1995/02/28      17357.23                    20356.63
  1995/03/31      18099.60                    20957.35
  1995/04/30      19098.26                    21574.54
  1995/05/31      20273.67                    22436.88
  1995/06/30      21024.88                    22958.09
  1995/07/31      22182.62                    23719.38
  1995/08/31      22173.78                    23778.91
  1995/09/30      22792.42                    24782.38
  1995/10/31      21961.67                    24693.91
  1995/11/30      23543.62                    25777.97
  1995/12/31      23857.97                    26274.46
  1996/01/31      24284.85                    27168.84
  1996/02/29      25584.47                    27420.69
  1996/03/31      26172.61                    27684.75
  1996/04/30      27433.62                    28092.83
  1996/05/31      28459.45                    28817.34
  1996/06/30      27785.33                    28927.14
  1996/07/31      25909.53                    27649.13
  1996/08/31      27277.30                    28232.26
  1996/09/30      28615.76                    29821.17
  1996/10/31      28117.50                    30643.63
  1996/11/30      29651.36                    32959.99
  1996/12/31      29829.05                    32307.05
  1997/01/31      29183.71                    34325.59
  1997/02/28      29644.67                    34594.71
  1997/03/31      29450.05                    33173.21
  1997/04/30      30236.83                    35153.65
  1997/05/31      32657.02                    37293.80
  1997/06/30      33436.06                    38964.57
  1997/07/31      36531.41                    42064.98
  1997/08/31      38546.51                    39708.50
  1997/09/30      41153.67                    41883.33
  1997/10/31      38058.31                    40484.43
  1997/11/30      38131.02                    42358.45
  1997/12/31      36859.23                    43085.75
  1998/01/31      38626.76                    43562.28
  1998/02/28      42296.92                    46703.99
  1998/03/31      43467.77                    49095.70
  1998/04/30      44627.36                    49589.60
  1998/05/31      41734.01                    48737.16
  1998/06/30      41756.53                    50716.86
  1998/07/31      39921.45                    50176.72
  1998/08/31      32006.96                    42922.17
  1998/09/30      34134.75                    45671.77
  1998/10/31      37500.94                    49386.71
  1998/11/30      38390.34                    52380.04
  1998/12/31      38457.89                    55398.18
  1999/01/31      38390.34                    57714.93
  1999/02/26      38102.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143614 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $38,102 - a 281.02% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

United Technologies Corp.       8.6

General Dynamics Corp.          8.1

Cordant Technologies, Inc.      7.5

Raytheon Co. Class A            6.2

General Motors Corp. Class H    5.3

Sundstrand Corp.                5.1

Gulfstream Aerospace Corp.      5.1

Litton Industries, Inc.         4.4

Boeing Co.                      3.7

PanAmSat Corp.                  3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Aerospace & Defense 47.5%
Defense Electronics 13.6%
Ship Building & Repair 10.7%
Consumer Electronics 5.3%
Electrical Equipment 4.2%
All Others 18.7%*

Row: 1, Col: 1, Value: 18.7
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 10.7
Row: 1, Col: 5, Value: 13.6
Row: 1, Col: 6, Value: 47.5

* INCLUDES SHORT-TERM INVESTMENTS

DEFENSE AND AEROSPACE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeff Feingold)

NOTE TO SHAREHOLDERS: Jeff Feingold became Portfolio Manager of
Fidelity Select Defense
and Aerospace Portfolio on October 30, 1998.

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the 12 months that ended February 28, 1999, the fund returned -9.90%. For the same 12 month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund lagged the Goldman Sachs index because it had a greater concentration in defense and aerospace stocks that underperformed other industry sectors included in the more diversified Cyclical Industries index.

Q. WHAT FACTORS INFLUENCED THE FUND'S RETURNS?

A. On the positive side, the government's 1999 budget proposal features the first meaningful increase in defense spending since 1985, although funds appropriated this year will take about 18 to 24 months to convert to actual procurement spending. On the negative side, the year's biggest proposed merger - between Lockheed Martin and Northrop Grumman - was called off in response to regulatory concerns. While the failed merger disappointed investors, both companies also delivered earnings below expectations. At Lockheed, launch failures in its commercial satellite division hurt earnings. Northrop had problems in its airborne surveillance segment. Results were further weakened by an industry-wide reduction in demand for commercial aircraft components, particularly at Boeing.

Q. WHAT ABOUT AEROSPACE STOCKS? DID THEY FARE ANY BETTER?

A. Aerospace stocks suffered fallout from the Asian economic crisis, as Asia's passenger traffic and demand for new aircraft declined. Boeing - the world's largest aircraft manufacturer - saw its orders peak two years ago, and expects production and deliveries to crest this year. Component suppliers, whose earnings depend on aircraft production levels, also had weak performance. For example, an investment in Cordant Technologies, one of Boeing's largest suppliers of fasteners, did poorly despite the healthy performance and good growth prospects of some of the company's other business segments.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Stocks with consistent and predictable earnings growth fared well. For example, General Dynamics, a defense contractor with operations in basic armaments, shipbuilding and electronics, downsized in the early 1990s to cope with defense cutbacks. Since then, it has generated annual earnings growth that outpaced many of its peers. Another solid performer was United Technologies Corp. Its business segments - including Pratt & Whitney aircraft engines, Otis Elevator, and Carrier heat and air conditioning systems - are market leaders offering relatively predictable growth.

Q. WHAT ABOUT SATELLITE STOCKS?

A. The fund owns a number of satellite stocks, including COMSAT, PanAmSat and Loral Space & Communications. However, I reduced the fund's exposure to these companies for several reasons. First, satellite companies have a relatively high degree of financial risk because they must invest significant capital before they can expect to break even on a cash-flow basis. Second, it is unclear which companies have the most appropriate technology or business models. Both satellite launch and in-orbit failures during the past year demonstrated this risk. Finally, these stocks have significant price volatility because their growth rates are unpredictable. During the past year, the market has severely penalized satellite companies that missed their earnings or revenue projections.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am relatively optimistic about the defense industry. Over the longer term, increased defense spending should improve the climate for these stocks, especially as we approach the conversion of appropriation into procurement. My outlook for aerospace stocks is more cautious. It is difficult to see much good news over the next 12 months as production and delivery peak for the world's largest manufacturers. Over the longer term, Asia's recovery will be critical for the industry to regain momentum.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 067

TRADING SYMBOL: FSDAX
SIZE: as of February 28, 1999, more than $28 million

MANAGER: Jeff Feingold, since 1998; equity analyst, defense and aerospace industries, since 1998; footwear industry, since 1997;
textile and apparel industries, 1997-1998;
joined Fidelity in 1997

DEFENSE AND AEROSPACE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.6%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 47.5%

AAR Corp.                         12,300                   $ 186,038

Alliant Techsystems, Inc. (a)     11,200                    886,900

BE Aerospace, Inc. (a)            14,500                    213,875

Boeing Co.                        29,200                    1,038,425

Cordant Technologies, Inc.        54,400                    2,118,200

Goodrich (B.F.) Co.               14,500                    494,813

Gulfstream Aerospace Corp. (a)    31,900                    1,427,525

Howmet International, Inc. (a)    47,300                    762,713

Lockheed Martin Corp.             22,600                    851,738

Orbital Sciences Corp. (a)        25,800                    712,725

Primex Technologies, Inc.         2,400                     99,750

Rockwell International Corp.      15,100                    671,006

Sundstrand Corp.                  21,400                    1,448,513

United Technologies Corp.         19,600                    2,427,947

                                                            13,340,168

AUTOS, TIRES, & ACCESSORIES -
1.9%

TRW, Inc.                         11,400                    538,650

BROADCASTING - 3.2%

PanAmSat Corp. (a)                25,400                    911,225

COMPUTER SERVICES & SOFTWARE
- 1.3%

Titan Corp. (a)                   67,500                    379,688

CONSUMER ELECTRONICS - 5.3%

General Motors Corp. Class H      31,500                    1,486,406
(a)

DEFENSE ELECTRONICS - 13.6%

Litton Industries, Inc. (a)       22,100                    1,240,363

Northrop Grumman Corp.            13,600                    847,450

Raytheon Co. Class A              32,952                    1,742,337

                                                            3,830,150

ELECTRICAL EQUIPMENT - 4.2%

Harris Corp.                      6,800                     211,650

L-3 Communications Holdings,      5,000                     214,375
Inc. (a)

Loral Space & Communications      41,800                    752,400
Ltd. (a)

                                                            1,178,425

ELECTRONICS - 1.8%

Airport Systems                   90,200                    191,675
International, Inc. (a)

Conexant Systems, Inc. (a)        13,350                    226,950

Maxwell Technologies, Inc. (a)    3,300                     84,769

                                                            503,394

MEDICAL EQUIPMENT & SUPPLIES
- 1.3%

Teleflex, Inc.                    10,000                    355,625

SHIP BUILDING & REPAIR - 10.7%

Avondale Industries, Inc.         7,300                     225,388



                                 SHARES                    VALUE (NOTE 1)

General Dynamics Corp.            37,600                   $ 2,272,450

Newport News Shipbuilding,        17,500                    506,406
Inc.

                                                            3,004,244

TELEPHONE SERVICES - 1.8%

COMSAT Corp. Series 1             16,900                    494,325

TOTAL COMMON STOCKS                                         26,022,300
(Cost $23,593,542)

CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund (b)     2,078,393                 2,078,393
(Cost $2,078,393)

TOTAL INVESTMENT IN                                         $ 28,100,693
SECURITIES - 100%
(Cost $25,671,935)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $109,202,806 and $171,978,745, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $29,426 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES SALES     DIVIDEND VALUE
AFFILIATE                           COST      COST      INCOME

Airport Systems International, Inc. $ -       $ 715,850 $ -      $ -

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $26,299,141. Net unrealized appreciation aggregated $1,801,552, of which $3,200,190 related to appreciated investment securities and $1,398,638 related to depreciated investment securities.

The fund hereby designates approximately $928,000 as a capital gain dividend for the purpose of the dividend paid deduction.

DEFENSE AND AEROSPACE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 28,100,693
value  (cost $25,671,935) -
See accompanying schedule

Receivable for investments                  943,519
sold

Receivable for fund shares                  54,391
sold

Dividends receivable                        39,904

Interest receivable                         5,447

Redemption fees receivable                  108

Other receivables                           7,999

 TOTAL ASSETS                               29,152,061

LIABILITIES

Payable for investments         $ 371,965
purchased

Payable for fund shares          233,739
redeemed

Accrued management fee           14,423

Other payables and accrued       35,102
expenses

 TOTAL LIABILITIES                          655,229

NET ASSETS                                 $ 28,496,832

Net Assets consist of:

Paid in capital                            $ 23,289,679

Accumulated undistributed net               2,778,395
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 2,428,758
(depreciation) on investments

NET ASSETS, for 841,804                    $ 28,496,832
shares outstanding

NET ASSET VALUE and                         $33.85
redemption price per share
($28,496,832 (divided by)
841,804 shares)

Maximum offering price per                  $34.90
share (100/97.00 of $33.85)

STATEMENT OF OPERATIONS

                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 304,878
Dividends

Interest                                      172,051

 TOTAL INCOME                                 476,929

EXPENSES

Management fee                   $ 312,058

Transfer agent fees               346,580

Accounting fees and expenses      68,157

Non-interested trustees'          210
compensation

Custodian fees and expenses       12,152

Registration fees                 21,406

Audit                             16,243

Legal                             413

Reports to shareholders           11,871

Miscellaneous                     75

 Total expenses before            789,165
reductions

 Expense reductions               (31,428)    757,737

NET INVESTMENT INCOME (LOSS)                  (280,808)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,589,524
(including realized loss  of
$328,497 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (2,584)     3,586,940

Change in net unrealized                      (8,328,194)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (4,741,254)

NET INCREASE (DECREASE) IN                   $ (5,022,062)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 127,643
charges paid to FDC

 Sales charges - Retained by                 $ 125,494
FDC

 Deferred sales charges                      $ 824
withheld   by FDC

 Exchange fees withheld by FSC               $ 8,738

 Expense reductions  Directed                $ 31,108
brokerage arrangements

  Custodian credits                           320

                                             $ 31,428

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (280,808)                   $ (542,358)
income (loss)

 Net realized gain (loss)         3,586,940                     10,620,706

 Change in net unrealized         (8,328,194)                   9,171,056
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (5,022,062)                   19,249,404
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (4,691,578)
from net realized gain

Share transactions Net            47,399,132                    173,648,929
proceeds from sales of shares

 Reinvestment of distributions    -                             4,606,502

 Cost of shares redeemed          (115,799,880)                 (160,032,419)

 NET INCREASE (DECREASE) IN       (68,400,748)                  18,223,012
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  115,021                       221,243

  TOTAL INCREASE (DECREASE)       (73,307,789)                  33,002,081
IN NET ASSETS

NET ASSETS

 Beginning of period              101,804,621                   68,802,540

 End of period                   $ 28,496,832                  $ 101,804,621

OTHER INFORMATION
Shares

 Sold                             1,280,563                     4,923,503

 Issued in reinvestment of        -                             149,545
distributions

 Redeemed                         (3,148,373)                   (4,740,835)

 Net increase (decrease)          (1,867,810)                   332,213




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998       1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 37.57   $ 28.94    $ 26.97   $ 19.64   $ 19.14
period

Income from Investment
Operations

Net investment income (loss) D    (.19)     (.29)      (.11)     (.05)     (.06)

Net realized and unrealized       (3.61)    11.84      4.18      9.09      .70
gain (loss)

Total from investment             (3.80)    11.55      4.07      9.04      .64
operations

Less Distributions

From net realized gain            -         (3.04)     (2.17)    (1.82)    (.27)

Redemption fees added to paid     .08       .12        .07       .11       .13
in capital

Net asset value, end of period   $ 33.85   $ 37.57    $ 28.94   $ 26.97   $ 19.64

TOTAL RETURN A, B                 (9.90)%   42.68%     15.87%    47.40%    4.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,497  $ 101,805  $ 68,803  $ 26,648  $ 4,985
(000 omitted)

Ratio of expenses to average      1.48%     1.77%      1.84%     1.77% C   2.49% C
net assets

Ratio of expenses to average      1.42% E   1.71% E    1.81% E   1.75% E   2.49%
net assets after expense
reductions

Ratio of net investment           (.53)%    (.85)%     (.39)%    (.20)%    (.32)%
income (loss) to average net
assets

Portfolio turnover rate           221%      311%       219%      267%      146%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES  WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.


ENVIRONMENTAL SERVICES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT ENVIRONMENTAL  SERVICES     -22.23%      13.29%        45.55%

SELECT ENVIRONMENTAL               -24.64%      9.82%         41.11%
SERVICES (LOAD ADJ.)

S&P 500                            19.74%       194.91%       399.52%

GS Cyclical Industries             -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1989. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT ENVIRONMENTAL  SERVICES  -22.23%      2.53%         3.96%

SELECT ENVIRONMENTAL            -24.64%      1.89%         3.62%
SERVICES (LOAD ADJ.)

S&P 500                         19.74%       24.15%        18.09%

GS Cyclical Industries          -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Environmental Services      S&P 500
             00516                       SP001
  1989/06/29       9700.00                    10000.00
  1989/06/30       9573.90                     9947.57
  1989/07/31      10485.70                    10845.83
  1989/08/31      10621.50                    11058.41
  1989/09/30      11193.80                    11013.07
  1989/10/31      10941.60                    10757.57
  1989/11/30      11009.50                    10977.02
  1989/12/31      11368.64                    11240.47
  1990/01/31      10358.96                    10486.23
  1990/02/28      10562.83                    10621.51
  1990/03/31      11019.13                    10902.98
  1990/04/30      11077.38                    10630.40
  1990/05/31      12106.48                    11666.87
  1990/06/30      12485.11                    11587.53
  1990/07/31      12407.45                    11550.45
  1990/08/31      10863.80                    10506.29
  1990/09/30      10281.29                     9994.63
  1990/10/31      10135.66                     9951.66
  1990/11/30      10485.17                    10594.53
  1990/12/31      11087.09                    10890.12
  1991/01/31      12057.94                    11364.93
  1991/02/28      12611.32                    12177.52
  1991/03/31      12611.32                    12472.22
  1991/04/30      12572.49                    12502.15
  1991/05/31      12601.62                    13042.25
  1991/06/30      11650.18                    12444.91
  1991/07/31      12019.11                    13024.84
  1991/08/31      12232.69                    13333.53
  1991/09/30      11941.44                    13110.86
  1991/10/31      11494.85                    13286.55
  1991/11/30      10863.80                    12751.10
  1991/12/31      11936.55                    14209.83
  1992/01/31      13005.20                    13945.52
  1992/02/29      13146.34                    14126.81
  1992/03/31      11835.74                    13851.34
  1992/04/30      11482.88                    14258.57
  1992/05/31      11190.52                    14328.44
  1992/06/30      10592.18                    14114.94
  1992/07/31      10665.31                    14692.25
  1992/08/31      10445.94                    14391.05
  1992/09/30      10571.29                    14560.87
  1992/10/31      11072.70                    14611.83
  1992/11/30      11762.13                    15110.10
  1992/12/31      11772.58                    15295.95
  1993/01/31      12002.39                    15424.44
  1993/02/28      11866.59                    15634.21
  1993/03/31      11574.10                    15964.09
  1993/04/30      11333.85                    15577.76
  1993/05/31      11584.55                    15995.24
  1993/06/30      11438.31                    16041.63
  1993/07/31      10957.79                    15977.46
  1993/08/31      11542.77                    16583.01
  1993/09/30      11553.21                    16455.32
  1993/10/31      11877.04                    16795.94
  1993/11/30      11354.74                    16636.38
  1993/12/31      11699.45                    16837.68
  1994/01/31      12691.82                    17410.16
  1994/02/28      12462.01                    16938.35
  1994/03/31      11333.85                    16199.84
  1994/04/30      11521.87                    16407.19
  1994/05/31      11490.54                    16676.27
  1994/06/30      10801.10                    16267.70
  1994/07/31      11030.91                    16801.28
  1994/08/31      11417.41                    17490.14
  1994/09/30      11344.29                    17061.63
  1994/10/31      10957.79                    17445.52
  1994/11/30      10341.48                    16810.15
  1994/12/31      10581.74                    17059.44
  1995/01/31      10592.18                    17501.80
  1995/02/28      10727.98                    18183.84
  1995/03/31      11239.83                    18720.45
  1995/04/30      12044.17                    19271.76
  1995/05/31      12232.20                    20042.06
  1995/06/30      12733.60                    20507.63
  1995/07/31      13214.12                    21187.67
  1995/08/31      13402.14                    21240.85
  1995/09/30      13872.21                    22137.21
  1995/10/31      12890.29                    22058.18
  1995/11/30      13339.47                    23026.53
  1995/12/31      13346.83                    23470.03
  1996/01/31      13809.34                    24268.95
  1996/02/29      13677.20                    24493.92
  1996/03/31      14282.87                    24729.80
  1996/04/30      14757.09                    25094.31
  1996/05/31      15893.10                    25741.49
  1996/06/30      15606.34                    25839.57
  1996/07/31      13808.58                    24697.98
  1996/08/31      14679.89                    25218.86
  1996/09/30      15209.29                    26638.18
  1996/10/31      15054.88                    27372.86
  1996/11/30      15462.96                    29441.97
  1996/12/31      15429.87                    28858.72
  1997/01/31      16389.42                    30661.82
  1997/02/28      15992.36                    30902.21
  1997/03/31      15087.97                    29632.44
  1997/04/30      14999.73                    31401.49
  1997/05/31      16025.45                    33313.21
  1997/06/30      16918.82                    34805.65
  1997/07/31      17348.96                    37575.13
  1997/08/31      17580.57                    35470.17
  1997/09/30      18804.81                    37412.87
  1997/10/31      17437.19                    36163.28
  1997/11/30      17393.07                    37837.28
  1997/12/31      18187.18                    38486.95
  1998/01/31      16973.96                    38912.61
  1998/02/28      18154.09                    41718.99
  1998/03/31      19091.57                    43855.42
  1998/04/30      19400.39                    44296.61
  1998/05/31      18308.50                    43535.15
  1998/06/30      17922.48                    45303.55
  1998/07/31      16477.65                    44821.06
  1998/08/31      13257.12                    38340.83
  1998/09/30      14415.19                    40796.95
  1998/10/31      14724.00                    44115.37
  1998/11/30      13996.08                    46789.20
  1998/12/31      15101.98                    49485.20
  1999/01/31      14925.09                    51554.67
  1999/02/26      14118.03                    49952.35
IMATRL PRASUN   SHR__CHT 19990228 19990322 095822 R00000000000120

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on June 29, 1989, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $14,111 - a 41.11% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,952 - a 399.52% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Waste Management, Inc.            13.7

Allied Waste Industries, Inc.     11.2

Browning-Ferris Industries,       6.2
Inc.

Superior Services, Inc.           5.5

Republic Services, Inc. Class A   5.1

IT Group, Inc. (The)              4.5

KTI, Inc.                         4.0

Casella Waste Systems, Inc.       3.7
Class A

Thermo Electron Corp.             3.6

Safety-Kleen Corp.                3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Pollution Control 70.9%
Electronic Instruments 9.3%
Industrial Machinery
& Equipment 6.7%
Electric Utility 4.0%
Water 2.4%
All Others 6.7%*
Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 6.7
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 70.90000000000001

* INCLUDES SHORT-TERM INVESTMENTS

ENVIRONMENTAL SERVICES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Subrata Ghose)

Subrata Ghose,
Portfolio Manager of
Fidelity Select Environmental Services Portfolio

Q. HOW DID THE FUND PERFORM, SUBRATA?

A. Overall, it was a tough period for environmental services stocks. For the 12 months that ended February 28, 1999, the fund returned -22.23%. The Standard & Poor's 500 Index returned 19.74% during the same period, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - fell 4.79%.

Q. WHAT FACTORS HURT PERFORMANCE?

A. The five major areas of investment for the fund are solid waste, water purification, environmental consulting, hazardous waste and thermal instrumentation. Water purification and thermal instrumentation realize a good portion of their revenues from Asia, and the slowdown in that region hurt badly. As we entered the period, the sector was still smarting from the Asian economic turmoil. As fears of a U.S. economic slowdown spread in the fall, environmental services stocks, which are economically sensitive, hit their low point. Since that time, we've seen a slight rebound in performance, but nothing significant. Some groups have benefited from increased merger and acquisition activity, and many companies seem more willing to restructure their internal operations in an attempt to boost stalling profitability.

Q. THE FUND'S TOP-FIVE HOLDINGS AT THE END OF THE PERIOD WERE ALL
SOLID WASTE-RELATED STOCKS. HOW DID THEY PERFORM?

A. Like the other groups, solid waste stocks struggled. The group experienced dramatic changes over the past year, due mostly to the consolidation of several large companies. For instance, Waste Management and USA Waste merged operations, and there was much talk about Allied Waste making a large acquisition. While consolidation is generally beneficial, there was some uncertainty as to whether companies of that size could integrate themselves smoothly. That being said, solid waste stocks began to turn the corner during the second half of the period. Waste Management - the fund's largest individual stake and a key player in the solid waste field - reported strong earnings in the third and fourth quarters of 1998.

Q. THE FUND ALSO HAD SOME EXPOSURE TO HAZARDOUS WASTE AND THERMAL
INSTRUMENTATION STOCKS AT THE CLOSE OF THE PERIOD. HOW DID THESE
GROUPS FARE?

A. A combination of excess capacity and weak pricing was disastrous for hazardous waste stocks. Strict dumping regulations have limited the volume of hazardous waste, but the incinerators that destroy the waste were still populous. While some of the fund's investments in this area - such as IT Group - worked well, I'm not overly optimistic that the hazardous waste group can right its ship soon. Thermal instrumentation companies, were also disappointing. Many of these companies - which manufacture instruments designed to aid environmental research - performed poorly due to their exposure to Asia, weak U.S. capital equipment markets and a complex corporate structure. As a result, the fund's investments in Thermo Electron and Thermo Instruments detracted from overall performance. Fortunately, Thermo Electron is undergoing a major restructuring of business units and management. This could make for an interesting story down the road.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH DISAPPOINTED?

A. Two small-cap, solid waste companies - American Disposal and Eastern Environmental - were acquired by other companies during the period and this gave the fund a bit of a performance boost. U.S. Filter Corp., a leader in the water purification area, also performed well during the second half of the period as its exposure to semiconductor companies helped. Semiconductor firms use highly purified water in processing their chips and, when semiconductor stocks rallied in December, demand picked up. Allied Waste, meanwhile, was one of the fund's bigger disappointments as speculation over the company's acquisition plans caused uncertainty.

Q. WHAT'S YOUR OUTLOOK?

A. The key phrase going forward is "long term." The sector has undergone quite a bit of volatility recently, and at the close of the period there was no single group that stood out over any other in terms of offering good opportunities. That being said, my emphasis will be on finding good stories that could play out nicely in the long run. Solid waste fundamentals are definitely improving, albeit slowly. The water filtration and thermal instrumentation groups could turn around with pickups in the Asian and U.S. capital equipment markets. When the sector does eventually turn around, my patience will hopefully be rewarded.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 29, 1989

FUND NUMBER: 516

TRADING SYMBOL: FSLEX

SIZE: as of February 28, 1999, more than $15 million

MANAGER: Subrata Ghose, since October 1998;
analyst, environmental services industry, 1997-present; gas, electric and water industries, 1997-1998; joined Fidelity in 1995

ENVIRONMENTAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.7%

                                 SHARES                  VALUE (NOTE 1)

CHEMICALS & PLASTICS - 2.0%

Catalytica, Inc. (a)              22,000                 $ 313,500

ELECTRIC UTILITY - 4.0%

KTI, Inc. (a)                     35,000                  630,000

ELECTRONIC INSTRUMENTS - 9.3%

Thermo Electron Corp. (a)         41,050                  567,003

Thermo Instrument Systems,        13,200                  195,525
Inc. (a)

Thermo Optek Corp. (a)            20,000                  217,500

Thermoquest Corp. (a)             42,200                  464,200

                                                          1,444,228

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.7%

Ionics, Inc. (a)                  7,200                   200,700

Recovery Engineering, Inc. (a)    14,000                  152,250

Thermo Fibertek, Inc. (a)         4,000                   31,000

United States Filter Corp. (a)    21,800                  535,463

Waterlink, Inc. (a)               29,600                  131,350

                                                          1,050,763

METALS & MINING - 0.4%

IMCO Recycling, Inc.              5,000                   62,813

POLLUTION CONTROL - 70.9%

Allied Waste Industries, Inc.     89,460                  1,744,470
(a)

Browning-Ferris Industries,       30,900                  973,350
Inc.

Calgon Carbon Corp.               9,100                   54,031

Casella Waste Systems, Inc.       27,300                  573,300
Class A (a)

Insituform Technologies, Inc.     20,200                  300,475
Class A (a)

IT Group, Inc. (The) (a)          54,000                  708,750

Ogden Corp.                       22,100                  540,069

Republic Services, Inc. Class     46,000                  802,125
A (a)

Safety-Kleen Corp. (a)            40,150                  559,591

Stericycle, Inc. (a)              23,000                  291,813

Superior Services, Inc. (a)       42,900                  862,022

Tetra Tech, Inc. (a)              23,750                  452,734

U.S. Liquids, Inc.                6,000                   136,125

Waste Connections, Inc. (a)       20,000                  400,000

Waste Industries, Inc. (a)        39,700                  535,950

Waste Management, Inc.            43,593                  2,130,606

                                                          11,065,411

WATER - 2.4%

American Water Works, Inc.        5,000                   151,250

E'Town Corp.                      5,000                   214,688

                                                          365,938

TOTAL COMMON STOCKS                                       14,932,653
(Cost $17,641,948)

CASH EQUIVALENTS - 4.3%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund (b)     677,744                $ 677,744
(Cost $677,744)

TOTAL INVESTMENT IN                                      $ 15,610,397
SECURITIES - 100%
(Cost $18,319,692)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $23,763,535 and $27,829,701, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,545 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $18,477,058. Net unrealized depreciation aggregated $2,866,661, of which $574,854 related to appreciated investment securities and $3,441,515 related to depreciated investment securities.

The fund hereby designates approximately $169,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $845,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENVIRONMENTAL SERVICES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 15,610,397
value  (cost $18,319,692) -
See accompanying schedule

Receivable for fund shares                 3,580
sold

Interest receivable                        3,311

Redemption fees receivable                 16

 TOTAL ASSETS                              15,617,304

LIABILITIES

Payable for fund shares         $ 41,663
redeemed

Accrued management fee           8,529

Other payables and accrued       33,551
expenses

 TOTAL LIABILITIES                         83,743

NET ASSETS                                $ 15,533,561

Net Assets consist of:

Paid in capital                           $ 19,113,474

Accumulated undistributed net              (870,618)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (2,709,295)
(depreciation) on investments

NET ASSETS, for 1,216,736                 $ 15,533,561
shares outstanding

NET ASSET VALUE and                        $12.77
redemption price per share
($15,533,561 (divided by)
1,216,736 shares)

Maximum offering price per                 $13.16
share (100/97.00 of $12.77)

STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 120,420
Dividends

Interest                                      72,918

 TOTAL INCOME                                 193,338

EXPENSES

Management fee                   $ 122,145

Transfer agent fees               234,438

Accounting fees and expenses      57,141

Custodian fees and expenses       9,513

Registration fees                 12,390

Audit                             14,562

Legal                             130

Reports to shareholders           8,386

 Total expenses before            458,705
reductions

 Expense reductions               (8,619)     450,086

NET INVESTMENT INCOME (LOSS)                  (256,748)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (475,663)

 Foreign currency transactions    1,449       (474,214)

Change in net unrealized                      (4,374,725)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (4,848,939)

NET INCREASE (DECREASE) IN                   $ (5,105,687)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 29,658
charges paid to FDC

 Sales charges - Retained by                 $ 28,390
FDC

 Deferred sales charges                      $ 7,574
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,083

 Expense reductions  Directed                $ 8,015
brokerage arrangements

  Custodian credits                           604

                                             $ 8,619

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (256,748)                   $ (233,737)
income (loss)

 Net realized gain (loss)         (474,214)                     491,329

 Change in net unrealized         (4,374,725)                   2,816,729
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (5,105,687)                   3,074,321
NET ASSETS RESULTING FROM
OPERATIONS

Distributions in excess of        (40,246)                      -
net realized gains

Share transactions Net            10,454,030                    19,043,654
proceeds from sales of shares

 Reinvestment of distributions    38,642                        -

 Cost of shares redeemed          (15,030,447)                  (29,500,558)

 NET INCREASE (DECREASE) IN       (4,537,775)                   (10,456,904)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  34,045                        40,370

  TOTAL INCREASE (DECREASE)       (9,649,663)                   (7,342,213)
IN NET ASSETS

NET ASSETS

 Beginning of period              25,183,224                    32,525,437

 End of period                   $ 15,533,561                  $ 25,183,224

OTHER INFORMATION
Shares

 Sold                             712,286                       1,183,759

 Issued in reinvestment of        3,084                         -
distributions

 Redeemed                         (1,028,657)                   (1,896,214)

 Net increase (decrease)          (313,287)                     (712,455)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.46    $ 14.50   $ 12.42   $ 10.27   $ 11.93
period

Income from Investment
Operations

Net investment income (loss) c    (.18)      (.13)     (.08)     (.17)     (.14)

Net realized and unrealized       (3.50)     2.07      2.04      2.95      (1.53)
gain (loss)

Total from investment             (3.68)     1.94      1.96      2.78      (1.67)
operations

Less Distributions

From net realized gain            -          -         -         (.65)     -

In excess of net realized gain    (.03)      -         (.02)     -         -

Total distributions               (.03)      -         (.02)     (.65)     -

Redemption fees added to paid     .02        .02       .14       .02       .01
in capital

Net asset value, end of period   $ 12.77    $ 16.46   $ 14.50   $ 12.42   $ 10.27

TOTAL RETURN A, b                 (22.23)%   13.52%    16.93%    27.49%    (13.91)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,534   $ 25,183  $ 32,525  $ 27,587  $ 31,270
(000 omitted)

Ratio of expenses to average      2.20%      2.23%     2.18%     2.36%     2.04%
net assets

Ratio of expenses to average      2.16% d    2.22% d   2.11% d   2.32% d   2.01% d
net assets after expense
reductions

Ratio of net investment           (1.23)%    (.84)%    (.59)%    (1.43)%   (1.32)%
income (loss) to average net
assets

Portfolio turnover rate           123%       59%       252%      138%      82%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


INDUSTRIAL EQUIPMENT PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL EQUIPMENT    1.00%        101.58%       324.90%

SELECT INDUSTRIAL EQUIPMENT    -2.11%       95.46%        312.08%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL EQUIPMENT  1.00%        15.05%        15.57%

SELECT INDUSTRIAL EQUIPMENT  -2.11%       14.34%        15.21%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Industrial Equipment        S&P 500
             00510                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9843.21                    10233.00
  1989/04/30      10549.70                    10764.09
  1989/05/31      11122.54                    11200.04
  1989/06/30      10645.18                    11136.20
  1989/07/31      11323.03                    12141.80
  1989/08/31      11533.07                    12379.78
  1989/09/30      11370.77                    12329.02
  1989/10/31      10616.54                    12042.99
  1989/11/30      10912.50                    12288.66
  1989/12/31      11103.44                    12583.59
  1990/01/31      10731.10                    11739.23
  1990/02/28      11275.30                    11890.67
  1990/03/31      11943.60                    12205.77
  1990/04/30      11848.13                    11900.63
  1990/05/31      12946.06                    13060.94
  1990/06/30      12715.97                    12972.12
  1990/07/31      12475.68                    12930.61
  1990/08/31      10418.83                    11761.68
  1990/09/30       9005.94                    11188.89
  1990/10/31       8765.65                    11140.78
  1990/11/30       9054.00                    11860.47
  1990/12/31       9380.79                    12191.38
  1991/01/31      10380.38                    12722.92
  1991/02/28      11360.75                    13632.61
  1991/03/31      11264.63                    13962.52
  1991/04/30      11149.30                    13996.03
  1991/05/31      11620.26                    14600.66
  1991/06/30      11245.12                    13931.95
  1991/07/31      11341.31                    14581.18
  1991/08/31      11514.46                    14926.75
  1991/09/30      11783.81                    14677.48
  1991/10/31      11716.47                    14874.16
  1991/11/30      11158.54                    14274.73
  1991/12/31      11898.63                    15907.76
  1992/01/31      12966.21                    15611.87
  1992/02/29      13888.20                    15814.83
  1992/03/31      13480.58                    15506.44
  1992/04/30      13480.58                    15962.33
  1992/05/31      13587.34                    16040.54
  1992/06/30      12752.69                    15801.54
  1992/07/31      12869.15                    16447.82
  1992/08/31      12199.49                    16110.64
  1992/09/30      12451.83                    16300.75
  1992/10/31      12403.30                    16357.80
  1992/11/30      12995.32                    16915.60
  1992/12/31      13247.66                    17123.66
  1993/01/31      13868.79                    17267.50
  1993/02/28      14596.69                    17502.34
  1993/03/31      14858.73                    17871.64
  1993/04/30      15538.55                    17439.14
  1993/05/31      16315.47                    17906.51
  1993/06/30      16529.13                    17958.44
  1993/07/31      16762.21                    17886.61
  1993/08/31      17908.17                    18564.51
  1993/09/30      17704.23                    18421.56
  1993/10/31      18296.64                    18802.89
  1993/11/30      18277.22                    18624.26
  1993/12/31      18987.73                    18849.62
  1994/01/31      19880.57                    19490.50
  1994/02/28      20446.03                    18962.31
  1994/03/31      19265.50                    18135.55
  1994/04/30      19091.13                    18367.69
  1994/05/31      18700.90                    18668.92
  1994/06/30      17740.34                    18211.53
  1994/07/31      18580.83                    18808.87
  1994/08/31      19901.60                    19580.03
  1994/09/30      19961.64                    19100.32
  1994/10/31      20211.78                    19530.08
  1994/11/30      19231.21                    18818.79
  1994/12/31      19581.42                    19097.87
  1995/01/31      19471.35                    19593.08
  1995/02/28      20051.69                    20356.63
  1995/03/31      21712.66                    20957.35
  1995/04/30      22733.51                    21574.54
  1995/05/31      23193.99                    22436.88
  1995/06/30      24074.90                    22958.09
  1995/07/31      26337.24                    23719.38
  1995/08/31      25826.71                    23778.91
  1995/09/30      24645.49                    24782.38
  1995/10/31      24595.44                    24693.91
  1995/11/30      25436.31                    25777.97
  1995/12/31      25027.82                    26274.46
  1996/01/31      26033.30                    27168.84
  1996/02/29      27443.17                    27420.69
  1996/03/31      27639.89                    27684.75
  1996/04/30      28147.71                    28092.83
  1996/05/31      28352.26                    28817.34
  1996/06/30      28227.26                    28927.14
  1996/07/31      26818.17                    27649.13
  1996/08/31      27977.26                    28232.26
  1996/09/30      29306.80                    29821.17
  1996/10/31      29124.98                    30643.63
  1996/11/30      31488.62                    32959.99
  1996/12/31      31712.85                    32307.05
  1997/01/31      32845.00                    34325.59
  1997/02/28      32450.66                    34594.71
  1997/03/31      31140.42                    33173.21
  1997/04/30      32275.79                    35153.65
  1997/05/31      35142.29                    37293.80
  1997/06/30      37333.52                    38964.57
  1997/07/31      40020.87                    42064.98
  1997/08/31      39772.81                    39708.50
  1997/09/30      40820.19                    41883.33
  1997/10/31      37636.71                    40484.43
  1997/11/30      37567.80                    42358.45
  1997/12/31      37595.36                    43085.75
  1998/01/31      36918.11                    43562.28
  1998/02/28      40808.37                    46703.99
  1998/03/31      43611.88                    49095.70
  1998/04/30      44714.39                    49589.60
  1998/05/31      43139.38                    48737.16
  1998/06/30      42966.13                    50716.86
  1998/07/31      41406.88                    50176.72
  1998/08/31      34429.61                    42922.17
  1998/09/30      35469.11                    45671.77
  1998/10/31      39359.37                    49386.71
  1998/11/30      40792.62                    52380.04
  1998/12/31      42358.58                    55398.18
  1999/01/31      42766.97                    57714.93
  1999/02/26      41208.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144528 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $41,208 - a 312.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                           % OF FUND'S INVESTMENTS

Tyco International Ltd.     10.1

Pitney Bowes, Inc.          8.5

General Electric Co.        8.3

Illinois Tool Works, Inc.   6.7

Emerson Electric Co.        5.7

Xerox Corp.                 5.0

Applied Materials, Inc.     4.8

Ingersoll-Rand Co.          4.7

Caterpillar, Inc.           4.1

COMSAT Corp. Series 1       3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Industrial Machinery
& Equipment 30.2%
Electrical Equipment 19.8%
Computers & Office
Equipment 13.9%
Electronic Instruments 7.3%
Telephone Services 3.8%
All Others 25.0%*

Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 3.8
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 13.9
Row: 1, Col: 5, Value: 19.8
Row: 1, Col: 6, Value: 30.2

* INCLUDES SHORT-TERM INVESTMENTS

INDUSTRIAL EQUIPMENT PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Simon Wolf)

Simon Wolf,
Portfolio Manager of Fidelity Select Industrial Equipment Portfolio

Q. HOW DID THE FUND PERFORM, SIMON?

A. For the 12 months that ended February 28, 1999, the fund returned 1.00%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79%. The fund outperformed the Goldman Sachs index due to the portfolio's smaller exposure to stocks with strong ties to falling commodity prices and its larger exposure to defensive, consumer-oriented stocks.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST
YEAR?

A. The biggest factor was weak international economies, particularly in Asia, Russia and Latin America. As conditions worsened, demand for commodity-oriented products such as coal, paper and oil fell significantly, resulting in capital spending cutbacks and reduced equipment orders. Declining demand for agricultural products was exacerbated by record crop yields in the U.S., driving commodity prices to historically low levels and reducing demand for agricultural equipment. In addition, because U.S. exports represent an important component of revenue, declining currencies versus the dollar further aggravated conditions. These factors all led to deteriorating earnings growth and weak stock price performance for industrial and agricultural companies.

Q. HOW DID YOU MANAGE THE FUND IN THIS DIFFICULT ENVIRONMENT?

A. I underweighted companies whose earnings were sensitive to falling commodity prices and weak international economies. For example, the fund had relatively small positions in agricultural and mining equipment manufacturers and industrial component suppliers. In addition, I significantly overweighted large-cap stocks that offered investors good liquidity, expanding revenues and steady, predictable earnings growth.

Q. WHICH OF THE FUND'S HOLDINGS REFLECTED YOUR STRATEGY?

A. Tyco International and Pitney Bowes - the fund's two largest positions at the end of the period - were large-cap companies that generated strong sales and predictable earnings growth. Both of these stocks performed well throughout the year. Tyco diversified its operations by establishing leadership positions in such businesses as fire and security services - it owns ADT, the top U.S. provider of security monitoring - and electronic components. These relatively non-cyclical businesses offer good growth rates and high margins. Pitney Bowes manufactures office equipment and is the world's largest producer of postage meters. With a domestic market share in excess of 80%, the company recently benefited from U.S. Postal Service regulations that are driving a major product transition. These regulations eliminated older, mechanical postage meters in favor of newer, more efficient electronic and digital meters.

Q. WHERE ELSE DID YOU FIND VALUE?

A. I increased the fund's holdings in semiconductor equipment stocks. Excess inventories and falling prices hurt this sector earlier in the year when many personal computer manufacturers scaled back production and reduced semiconductor orders. However, after inventories were sold down, pricing improved and these stocks recovered. For example, the fund's performance benefited from an investment in Applied Materials - the dominant producer of wafer-fabrication equipment used by semiconductor manufacturers - when its stock price more than tripled between October and February.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Investments in Loral and Comsat, two satellite companies, performed poorly. Both launch and in-orbit failures accentuated their lack of earnings predictability. As a result, their stock prices fell sharply despite a favorable deployment history and strong demand for satellite services and capacity. Loral is no longer in the portfolio. Emerson Electric - a large manufacturer of electrical products - weakened significantly during the last part of the period. The stock performed well throughout the fall of 1998 as the market rewarded its relatively steady earnings growth. Ultimately, however, weak global economies and falling commodity prices led to a deteriorating earnings outlook and investors were disappointed.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am modestly optimistic that conditions should improve for North American industrial equipment manufacturers. Although I'm mindful of weaknesses in Latin America and potentially slower growth in Europe, I am encouraged by signs of economic recovery and stronger currencies in some Asian countries, including Singapore and Korea. As confidence in Asia's recovery increases, demand for industrial products should improve. Looking ahead, I plan to maintain my focus on companies offering steady growth and predictable earnings. However, I also plan to increase the fund's exposure to companies that should be performance leaders - such as component suppliers to the large equipment manufacturers - when the industrial equipment cycle turns around.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 510

TRADING SYMBOL: FSCGX

SIZE: as of February 28, 1999, more than $31 million

MANAGER: Simon Wolf, since 1997; research analyst, industrial and electrical equipment industries, since 1997; joined Fidelity in 1996

INDUSTRIAL EQUIPMENT PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.6%

                               SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.8%

AlliedSignal, Inc.              10,000                   $ 413,750

Cordant Technologies, Inc.      3,100                     120,706

Textron, Inc.                   5,000                     390,000

                                                          924,456

BUILDING MATERIALS - 1.2%

American Standard Companies,    5,000                     167,813
Inc. (a)

York International Corp.        6,000                     217,500

                                                          385,313

CHEMICALS & PLASTICS - 0.9%

Tredegar Industries, Inc.       12,000                    306,750

COMPUTERS & OFFICE EQUIPMENT
- 13.9%

Neopost SA (a)                  8,100                     129,489

Pitney Bowes, Inc.              45,000                    2,843,438

Xerox Corp.                     30,000                    1,655,625

                                                          4,628,552

ELECTRICAL EQUIPMENT - 19.8%

Baldor Electric Co.             11,866                    226,937

Emerson Electric Co.            33,000                    1,895,438

General Electric Co.            27,500                    2,758,594

Genlyte Group, Inc. (a)         15,000                    271,406

Honeywell, Inc.                 13,000                    909,188

Hubbell, Inc. Class B           9,000                     335,250

SLI, Inc. (a)                   9,000                     201,375

                                                          6,598,188

ELECTRONIC INSTRUMENTS - 7.3%

Applied Materials, Inc. (a)     28,500                    1,585,313

KLA-Tencor Corp. (a)            8,500                     440,406

LAM Research Corp. (a)          3,500                     103,469

Novellus Systems, Inc. (a)      1,850                     109,266

Teradyne, Inc. (a)              4,000                     190,500

                                                          2,428,954

ELECTRONICS - 1.2%

AMP, Inc.                       7,500                     398,906

ENERGY SERVICES - 1.1%

Halliburton Co.                 13,000                    367,250

ENTERTAINMENT - 1.3%

Tele-Communications, Inc.       15,000                    415,313
(TCI Ventures Group) Series
A (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 30.2%

Caterpillar, Inc.               30,000                    1,366,875

Cooper Industries, Inc.         6,000                     262,500

Dover Corp.                     9,900                     336,600



                               SHARES                    VALUE (NOTE 1)

IDEX Corp.                      5,000                    $ 118,750

Illinois Tool Works, Inc.       32,500                    2,234,375

Ingersoll-Rand Co.              33,000                    1,567,500

Kaydon Corp.                    4,500                     137,250

Lindsay Manufacturing Co.       15,000                    238,125

Manitowoc Co., Inc.             5,250                     193,594

MSC Industrial Direct, Inc.     13,000                    232,375
(a)

Tyco International Ltd.         45,000                    3,349,682

                                                          10,037,626

LEASING & RENTAL - 0.6%

United Rentals, Inc. (a)        6,000                     193,125

MEDICAL EQUIPMENT & SUPPLIES
- 1.5%

Millipore Corp.                 14,000                    390,250

Pall Corp.                      5,000                     105,938

                                                          496,188

METALS & MINING - 1.3%

AFC Cable Systems, Inc. (a)     7,000                     231,875

Superior Telecom, Inc.          7,500                     212,344

                                                          444,219

OIL & GAS - 1.0%

Cooper Cameron Corp. (a)        100                       2,313

Weatherford International,      20,000                    340,000
Inc. (a)

                                                          342,313

PACKAGING & CONTAINERS - 0.7%

Owens-Illinois, Inc. (a)        10,000                    239,375

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

IKON Office Solutions, Inc.     7,500                     105,938

SERVICES - 0.7%

Ritchie Bros. Auctioneers,      7,500                     235,313
Inc.

TELEPHONE SERVICES - 3.8%

COMSAT Corp. Series 1           35,000                    1,023,750

MCI WorldCom, Inc. (a)          3,000                     247,500

                                                          1,271,250

TOTAL COMMON STOCKS                                       29,819,029
(Cost $23,685,734)

CASH EQUIVALENTS - 10.4%



Taxable Central Cash Fund (b)   3,445,357                 3,445,357
(Cost $3,445,357)

TOTAL INVESTMENT IN                                       $ 33,264,386
SECURITIES - 100%
(Cost $27,131,091)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $32,425,269 and $43,857,749, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,504 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $27,171,099. Net unrealized appreciation aggregated $6,093,287 of which $7,322,018 related to appreciated investment securities and $1,228,731 related to depreciated investment securities.

The fund hereby designates approximately $1,939,000 as capital gain dividend for the purpose of the dividend paid deduction.

INDUSTRIAL EQUIPMENT PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 33,264,386
value  (cost $27,131,091) -
See accompanying schedule

Receivable for fund shares                   3,336
sold

Dividends receivable                         48,163

Interest receivable                          6,368

Redemption fees receivable                   112

Other receivables                            8,150

 TOTAL ASSETS                                33,330,515

LIABILITIES

Payable to custodian bank       $ 49,145

Payable for investments          363,454
purchased

Payable for fund shares          1,295,808
redeemed

Accrued management fee           16,224

Other payables and accrued       32,722
expenses

 TOTAL LIABILITIES                           1,757,353

NET ASSETS                                  $ 31,573,162

Net Assets consist of:

Paid in capital                             $ 23,290,162

Accumulated undistributed net                2,149,705
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  6,133,295
(depreciation) on investments

NET ASSETS, for 1,251,395                   $ 31,573,162
shares outstanding

NET ASSET VALUE and                          $25.23
redemption price per share
($31,573,162 (divided by)
1,251,395 shares)

Maximum offering price per                   $26.01
share (100/97.00 of $25.23)

STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 365,472
Dividends

Interest                                      164,210

 TOTAL INCOME                                 529,682

EXPENSES

Management fee                   $ 249,535

Transfer agent fees               248,573

Accounting fees and expenses      60,400

Non-interested trustees'          158
compensation

Custodian fees and expenses       9,119

Registration fees                 17,222

Audit                             14,066

Legal                             347

Reports to shareholders           6,504

 Total expenses before            605,924
reductions

 Expense reductions               (6,761)     599,163

NET INVESTMENT INCOME (LOSS)                  (69,481)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,585,290

 Foreign currency transactions    830         3,586,120

Change in net unrealized                      (3,320,873)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               265,247

NET INCREASE (DECREASE) IN                   $ 195,766
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 25,189
charges paid to FDC

 Sales charges - Retained by                 $ 24,472
FDC

 Deferred sales charges                      $ 1,074
withheld   by FDC

 Exchange fees withheld by FSC               $ 4,058

 Expense reductions  Directed                $ 6,560
brokerage arrangements

  Custodian credits                           201

                                             $ 6,761

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (69,481)                    $ (190,412)
income (loss)

 Net realized gain (loss)         3,586,120                     9,532,487

 Change in net unrealized         (3,320,873)                   4,204,137
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       195,766                       13,546,212
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (59,949)
From net investment income

 From net realized gain           (1,273,263)                   (11,693,964)

 TOTAL DISTRIBUTIONS              (1,273,263)                   (11,753,913)

Share transactions Net            20,888,073                    24,781,618
proceeds from sales of shares

 Reinvestment of distributions    1,219,714                     11,543,701

 Cost of shares redeemed          (39,935,425)                  (90,632,790)

 NET INCREASE (DECREASE) IN       (17,827,638)                  (54,307,471)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  50,582                        60,604

  TOTAL INCREASE (DECREASE)       (18,854,553)                  (52,454,568)
IN NET ASSETS

NET ASSETS

 Beginning of period              50,427,715                    102,882,283

 End of period                   $ 31,573,162                  $ 50,427,715

OTHER INFORMATION
Shares

 Sold                             771,299                       934,187

 Issued in reinvestment of        49,301                        497,967
distributions

 Redeemed                         (1,515,112)                   (3,519,270)

 Net increase (decrease)          (694,512)                     (2,087,116)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998      1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.91   $ 25.51   $ 25.11    $ 20.04    $ 20.61
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     (.08)     .06        .04        .01

Net realized and unrealized       .25       5.73      4.15       7.10       (.44)
gain (loss)

Total from investment             .21       5.65      4.21       7.14       (.43)
operations

Less Distributions

 From net investment income       -         (.02)     (.04)      (.05)      (.01)

From net realized gain            (.92)     (5.26)    (3.84)     (2.05)     (.16)

Total distributions               (.92)     (5.28)    (3.88)     (2.10)     (.17)

Redemption fees added to paid     .03       .03       .07        .03        .03
in capital

Net asset value, end of period   $ 25.23   $ 25.91   $ 25.51    $ 25.11    $ 20.04

TOTAL RETURN A, B                 1.00%     25.76%    18.25%     36.86%     (1.93)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 31,573  $ 50,428  $ 102,882  $ 137,520  $ 109,968
(000 omitted)

Ratio of expenses to average      1.43%     1.67%     1.51%      1.54%      1.80%
net assets

Ratio of expenses to average      1.41% D   1.60% D   1.44% D    1.53% D    1.78% D
net assets after expense
reductions

Ratio of net investment           (.16)%    (.32)%    .25%       .19%       .06%
income (loss) to average net
assets

Portfolio turnover rate           84%       115%      261%       115%       131%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

INDUSTRIAL MATERIALS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL MATERIALS    -18.72%      19.16%        99.31%

SELECT INDUSTRIAL MATERIALS    -21.23%      15.52%        93.26%
(LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INDUSTRIAL MATERIALS  -18.72%      3.57%         7.14%

SELECT INDUSTRIAL MATERIALS  -21.23%      2.93%         6.81%
(LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Industrial Materials        S&P 500
             00509                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9599.11                    10233.00
  1989/04/30       9894.58                    10764.09
  1989/05/31      10024.29                    11200.04
  1989/06/30       9440.56                    11136.20
  1989/07/31      10290.94                    12141.80
  1989/08/31      11112.48                    12379.78
  1989/09/30      10435.07                    12329.02
  1989/10/31       9577.49                    12042.99
  1989/11/30       9714.41                    12288.66
  1989/12/31       9988.26                    12583.59
  1990/01/31       9224.37                    11739.23
  1990/02/28       9382.91                    11890.67
  1990/03/31       9656.76                    12205.77
  1990/04/30       8957.73                    11900.63
  1990/05/31       9498.22                    13060.94
  1990/06/30       9397.42                    12972.12
  1990/07/31       9286.51                    12930.61
  1990/08/31       8214.42                    11761.68
  1990/09/30       7630.32                    11188.89
  1990/10/31       7541.60                    11140.78
  1990/11/30       7940.86                    11860.47
  1990/12/31       8273.57                    12191.38
  1991/01/31       8569.32                    12722.92
  1991/02/28       9197.79                    13632.61
  1991/03/31       9323.48                    13962.52
  1991/04/30       9338.27                    13996.03
  1991/05/31      10136.79                    14600.66
  1991/06/30      10025.85                    13931.95
  1991/07/31      10426.89                    14581.18
  1991/08/31      10671.96                    14926.75
  1991/09/30      10530.86                    14677.48
  1991/10/31      10983.88                    14874.16
  1991/11/30      10107.54                    14274.73
  1991/12/31      11236.38                    15907.76
  1992/01/31      11726.53                    15611.87
  1992/02/29      12298.38                    15814.83
  1992/03/31      12083.01                    15506.44
  1992/04/30      12714.27                    15962.33
  1992/05/31      12862.80                    16040.54
  1992/06/30      12550.58                    15801.54
  1992/07/31      12832.95                    16447.82
  1992/08/31      12023.00                    16110.64
  1992/09/30      11859.52                    16300.75
  1992/10/31      11993.27                    16357.80
  1992/11/30      12439.12                    16915.60
  1992/12/31      12626.18                    17123.66
  1993/01/31      12894.82                    17267.50
  1993/02/28      13014.22                    17502.34
  1993/03/31      13230.62                    17871.64
  1993/04/30      13036.60                    17439.14
  1993/05/31      13573.89                    17906.51
  1993/06/30      13610.95                    17958.44
  1993/07/31      13798.12                    17886.61
  1993/08/31      14157.49                    18564.51
  1993/09/30      13715.77                    18421.56
  1993/10/31      14524.34                    18802.89
  1993/11/30      14719.00                    18624.26
  1993/12/31      15325.42                    18849.62
  1994/01/31      16568.23                    19490.50
  1994/02/28      16223.84                    18962.31
  1994/03/31      15767.14                    18135.55
  1994/04/30      16358.95                    18367.69
  1994/05/31      16524.04                    18668.92
  1994/06/30      16351.44                    18211.53
  1994/07/31      16959.27                    18808.87
  1994/08/31      17874.77                    19580.03
  1994/09/30      17649.65                    19100.32
  1994/10/31      17417.02                    19530.08
  1994/11/30      16186.35                    18818.79
  1994/12/31      16581.17                    19097.87
  1995/01/31      16113.03                    19593.08
  1995/02/28      17464.59                    20356.63
  1995/03/31      17864.78                    20957.35
  1995/04/30      17947.51                    21574.54
  1995/05/31      17765.99                    22436.88
  1995/06/30      18560.13                    22958.09
  1995/07/31      20163.53                    23719.38
  1995/08/31      20110.59                    23778.91
  1995/09/30      19543.34                    24782.38
  1995/10/31      18408.86                    24693.91
  1995/11/30      20103.02                    25777.97
  1995/12/31      19132.99                    26274.46
  1996/01/31      19429.22                    27168.84
  1996/02/29      19801.40                    27420.69
  1996/03/31      20804.00                    27684.75
  1996/04/30      21291.50                    28092.83
  1996/05/31      21160.41                    28817.34
  1996/06/30      20458.66                    28927.14
  1996/07/31      19610.39                    27649.13
  1996/08/31      20674.58                    28232.26
  1996/09/30      21129.56                    29821.17
  1996/10/31      21083.29                    30643.63
  1996/11/30      21723.35                    32959.99
  1996/12/31      21814.22                    32307.05
  1997/01/31      21911.03                    34325.59
  1997/02/28      22314.40                    34594.71
  1997/03/31      20830.00                    33173.21
  1997/04/30      20886.68                    35153.65
  1997/05/31      22210.18                    37293.80
  1997/06/30      22140.06                    38964.57
  1997/07/31      24077.09                    42064.98
  1997/08/31      24173.51                    39708.50
  1997/09/30      24804.58                    41883.33
  1997/10/31      22885.07                    40484.43
  1997/11/30      22613.36                    42358.45
  1997/12/31      22196.91                    43085.75
  1998/01/31      22615.54                    43562.28
  1998/02/28      23785.81                    46703.99
  1998/03/31      24946.55                    49095.70
  1998/04/30      25174.90                    49589.60
  1998/05/31      23938.03                    48737.16
  1998/06/30      22739.23                    50716.86
  1998/07/31      21131.31                    50176.72
  1998/08/31      17649.07                    42922.17
  1998/09/30      17905.95                    45671.77
  1998/10/31      19209.42                    49386.71
  1998/11/30      19884.93                    52380.04
  1998/12/31      19751.73                    55398.18
  1999/01/31      19856.39                    57714.93
  1999/02/26      19326.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144533 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $19,326 - a 93.26% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Kimberly-Clark Corp.              9.2

Minnesota Mining &                7.9
Manufacturing Co.

Monsanto Co.                      6.8

du Pont (E.I.) de Nemours & Co.   6.7

Burlington Northern Santa Fe      5.6
Corp.

Alcoa, Inc.                       4.4

Dow Chemical Co.                  4.3

Getchell Gold Corp.               3.0

Union Pacific Corp.               2.5

International Paper Co.           2.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Chemicals & Plastics 25.2%
Paper & Forest Products 23.8%
Railroads 9.8%
Consumer Durables 7.9%
Metals & Mining 7.2%
All Others 26.1%*

Row: 1, Col: 1, Value: 26.1
Row: 1, Col: 2, Value: 7.2
Row: 1, Col: 3, Value: 7.9
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 23.8
Row: 1, Col: 6, Value: 25.2

* INCLUDES SHORT-TERM INVESTMENTS

INDUSTRIAL MATERIALS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Peter Hirsch)

Peter Hirsch,
Portfolio Manager
of Fidelity Select
Industrial Materials Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. For the 12 months that ended February 28, 1999, the fund had a total return of -18.72%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Cyclical Industries Index, comprised of 277 stocks in the cyclical industries sector, had a return of -4.79%.

Q. WHY DID THE FUND TRAIL THE S&P 500 AND THE GOLDMAN SACHS INDEX?

A. The story hasn't changed much from six months ago. The fund's performance depends heavily on the prices of global commodities such as steel, paper, chemicals, plastics and non-ferrous metals. Ongoing weak demand from Asia and Latin America kept commodity prices low, thereby diminishing the profitability of most companies in the sector. The S&P 500, on the other hand, is a broadly based index containing the stocks of companies from a variety of sectors. With the exception of the three-month period from mid-July through mid-October, the general market was strong, enabling the S&P 500 to outperform the fund by a considerable degree. The Goldman Sachs index, although closer in composition than the S&P 500 to the universe of stocks in which the fund can invest, nevertheless also contains stocks from industries that are more insulated from weak overseas demand. Consequently, the Goldman Sachs index performed better than the fund did.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES SINCE TAKING OVER THE FUND IN SEPTEMBER 1998?

A. There were no major shifts in strategy. I tried to pick the best stocks in each industry, particularly those with the ability to grow their earnings and generate solid cash flow during difficult periods.

Q. WHAT STOCKS DID WELL FOR THE FUND DURING THE PERIOD?

A. Alcoa helped the fund's performance. The company was able to grow its earnings through cost reductions and a variety of productivity-enhancing programs. In addition, Alcoa made a number of acquisitions that added to earnings. One of those acquisitions was Alumax, another relatively strong performer during the period. Getchell Gold also performed well. The stock surged higher on news of a takeover bid by another gold mining company, Placer Dome.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Cytec was one of the biggest detractors. A supplier to Boeing, the company was adversely affected by the aerospace giant's plans to build fewer planes in the year 2000. Owens-Illinois performed poorly in part because of weakness in the economies of Latin America, where the company does a fair amount of business. Ryerson Tull - a metal service center/distributor - was another disappointment. The company's business slowed in response to slackening demand for the products of its customers in the heavy machinery manufacturing industry. Finally, Kimberly-Clark detracted significantly from the fund's performance. Although the stock suffered only a slight decline, Kimberly-Clark was one of the fund's largest holdings during the period, so even a modest decline was enough to put a noticeable dent in the fund's performance.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. An improving outlook for the industrial materials sector depends to a significant degree on a rebound in global demand for the commodities used to produce those materials. Current prospects in that regard are mixed. On the one hand, Japan's economy remains in a recession, and Latin America may be in the early stages of contracting the "Asian flu" - as the recent devaluation of the Brazilian currency suggests. Furthermore, some European economies are weaker than they were six months ago. China is still a question mark. A devaluation of the Chinese yuan, which some analysts have been anticipating, could put downward pressure on industrial materials prices. On the other hand, some parts of Asia, such as South Korea, appear to be rebounding from their economic doldrums. Another positive factor is the United States economy, which continues to show surprising strength.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 509

TRADING SYMBOL: FSDPX

SIZE: as of February 28, 1999, more than $11 million

MANAGER: Peter Hirsch, since September
1998; analyst, growth and income funds and
steel industries, 1995-1998; joined Fidelity in
1995

INDUSTRIAL MATERIALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.2%

                                 SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 6.0%

Lafarge Corp.                     1,820                  $ 58,013

Masco Corp.                       9,400                   246,750

Owens-Corning                     800                     25,450

Sherwin-Williams Co.              4,300                   103,469

Southdown, Inc.                   3,900                   184,031

USG Corp.                         1,100                   55,138

                                                          672,851

CHEMICALS & PLASTICS - 25.2%

Air Products & Chemicals,         900                     28,913
Inc.

Avery Dennison Corp.              2,800                   150,325

Cytec Industries, Inc. (a)        3,500                   93,844

Dow Chemical Co.                  4,900                   482,038

du Pont (E.I.) de Nemours &       14,700                  754,294
Co.

Ivex Packaging Corp. (a)          5,300                   80,163

Monsanto Co.                      16,800                  765,450

Praxair, Inc.                     5,500                   192,156

Raychem Corp.                     20                      456

Sealed Air Corp. (a)              3,440                   174,580

Union Carbide Corp.               1,700                   74,800

Witco Corp.                       1,600                   27,100

                                                          2,824,119

CONSUMER DURABLES - 7.9%

Minnesota Mining &                12,000                  888,750
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 0.5%

Sigma-Aldrich Corp.               2,100                   55,388

IRON & STEEL - 3.5%

AK Steel Holding Corp.            3,300                   71,981

Allegheny Teledyne, Inc.          3,800                   78,375

Nucor Corp.                       2,500                   111,406

Steel Dynamics, Inc. (a)          8,500                   133,875

                                                          395,637

LEASING & RENTAL - 0.4%

Ryder Systems, Inc.               1,600                   43,200

METALS & MINING - 7.2%

Alcoa, Inc.                       12,282                  497,421

Brush Wellman, Inc.               400                     5,750

Cominco Ltd.                      1,800                   24,771

Falconbridge Ltd.                 4,500                   49,990

Kaiser Aluminum Corp. (a)         7,000                   35,000

Phelps Dodge Corp.                1,400                   67,900

Reynolds Metals Co.               1,500                   64,125

Ryerson Tull, Inc. (a)            3,220                   58,765

                                                          803,722

PACKAGING & CONTAINERS - 1.2%

Owens-Illinois, Inc. (a)          5,400                   129,263



                                 SHARES                  VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 23.8%

Boise Cascade Corp.               1,587                  $ 49,296

Bowater, Inc.                     1,600                   67,400

Champion International Corp.      2,700                   99,900

Consolidated Papers, Inc.         1,800                   40,050

Fort James Corp.                  5,500                   164,313

Georgia-Pacific Corp.             2,900                   212,425

International Paper Co.           6,100                   256,200

Kimberly-Clark Corp.              21,700                  1,025,319

Louisiana-Pacific Corp.           2,000                   36,750

Mead Corp.                        1,700                   51,744

Potlatch Corp.                    700                     24,281

Smurfit-Stone Container Corp.     4,900                   88,506
(a)

Temple-Inland, Inc.               1,400                   83,913

Union Camp Corp.                  1,600                   107,000

Westvaco Corp.                    2,300                   51,463

Weyerhaeuser Co.                  4,100                   228,575

Willamette Industries, Inc.       2,000                   72,875

                                                          2,660,010

PRECIOUS METALS - 6.4%

Barrick Gold Corp.                12,200                  215,632

Euro-Nevada Mining Corp. Ltd.     2,000                   28,916

Getchell Gold Corp. (a)           12,900                  334,594

Kinross Gold Corp. (a)            6,100                   13,593

Newmont Mining Corp.              6,150                   106,088

Stillwater Mining Co. (a)         750                     17,203

                                                          716,026

RAILROADS - 9.8%

Burlington Northern Santa Fe      18,900                  626,063
Corp.

Canadian National Railway Co.     2,100                   101,393

Kansas City Southern              1,900                   88,825
Industries, Inc.

Union Pacific Corp.               6,100                   285,938

                                                          1,102,219

TRUCKING & FREIGHT - 2.3%

CNF Transportation, Inc.          2,000                   84,500

USFreightways Corp.               5,500                   175,313

                                                          259,813

TOTAL COMMON STOCKS                                       10,550,998
(Cost $10,352,285)

CASH EQUIVALENTS - 5.8%

Taxable Central Cash Fund (b)     644,087                 644,087
(Cost $644,087)

TOTAL INVESTMENT IN                                       $ 11,195,085
SECURITIES - 100%
(Cost $10,996,372)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $12,528,232 and $20,188,827, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,612 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $11,139,998. Net unrealized appreciation aggregated $55,087, of which $762,001 related to appreciated investment securities and $706,914 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $840,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer its fiscal year ending February 29, 2000 approximately $1,067,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

INDUSTRIAL MATERIALS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 11,195,085
value  (cost $10,996,372) -
See accompanying schedule

Receivable for investments                5,922
sold

Receivable for fund shares                560
sold

Dividends receivable                      22,038

Interest receivable                       2,418

Redemption fees receivable                46

Other receivables                         340

 TOTAL ASSETS                             11,226,409

LIABILITIES

Payable for fund shares        $ 32,072
redeemed

Accrued management fee          5,616

Other payables and accrued      26,478
expenses

 TOTAL LIABILITIES                        64,166

NET ASSETS                               $ 11,162,243

Net Assets consist of:

Paid in capital                          $ 13,014,205

Accumulated undistributed net             (2,050,672)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               198,710
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 549,189                  $ 11,162,243
shares outstanding

NET ASSET VALUE and                       $20.32
redemption price per share
($11,162,243 (divided by)
549,189 shares)

Maximum offering price per                $20.95
share (100/97.00 of $20.32)

STATEMENT OF OPERATIONS

                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 204,818
Dividends

Interest                                        39,996

 TOTAL INCOME                                   244,814

EXPENSES

Management fee                   $ 94,263

Transfer agent fees               131,584

Accounting fees and expenses      60,350

Non-interested trustees'          62
compensation

Custodian fees and expenses       11,394

Registration fees                 16,934

Audit                             12,599

Legal                             118

Reports to shareholders           6,245

 Total expenses before            333,549
reductions

 Expense reductions               (4,865)       328,684

NET INVESTMENT INCOME (LOSS)                    (83,870)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,209,571)

 Foreign currency transactions    764           (1,208,807)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,993,507)

 Assets and liabilities in        30            (1,993,477)
foreign currencies

NET GAIN (LOSS)                                 (3,202,284)

NET INCREASE (DECREASE) IN                     $ (3,286,154)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 12,710
charges paid to FDC

 Sales charges - Retained by                   $ 12,337
FDC

 Deferred sales charges                        $ 1,065
withheld   by FDC

 Exchange fees withheld by FSC                 $ 2,640

 Expense reductions  Directed                  $ 4,865
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (83,870)                    $ (124,764)
income (loss)

 Net realized gain (loss)         (1,208,807)                   3,017,681

 Change in net unrealized         (1,993,477)                   (1,210,871)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (3,286,154)                   1,682,046
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (37,279)
From net investment income

 From net realized gain           -                             (4,304,754)

 TOTAL DISTRIBUTIONS              -                             (4,342,033)

Share transactions Net            9,957,438                     15,807,574
proceeds from sales of shares

 Reinvestment of distributions    -                             4,249,488

 Cost of shares redeemed          (18,118,847)                  (61,328,959)

 NET INCREASE (DECREASE) IN       (8,161,409)                   (41,271,897)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  27,986                        51,834

  TOTAL INCREASE (DECREASE)       (11,419,577)                  (43,880,050)
IN NET ASSETS

NET ASSETS

 Beginning of period              22,581,820                    66,461,870

 End of period                   $ 11,162,243                  $ 22,581,820

OTHER INFORMATION
Shares

 Sold                             440,126                       605,194

 Issued in reinvestment of        -                             181,274
distributions

 Redeemed                         (794,343)                     (2,285,848)

 Net increase (decrease)          (354,217)                     (1,499,380)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 25.00    $ 27.66   $ 26.07   $ 23.13   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) C    (.12)      (.11)     .06       .12       .17

Net realized and unrealized       (4.60)     1.43      3.12      2.92      1.43
gain (loss)

Total from investment             (4.72)     1.32      3.18      3.04      1.60
operations

Less Distributions

 From net investment income       -          (.03)     (.06)     (.15)     (.18)

From net realized gain            -          (4.00)    (1.57)    -         -

Total distributions               -          (4.03)    (1.63)    (.15)     (.18)

Redemption fees added to paid     .04        .05       .04       .05       .04
in capital

Net asset value, end of period   $ 20.32    $ 25.00   $ 27.66   $ 26.07   $ 23.13

TOTAL RETURN A, B                 (18.72)%   6.59%     12.69%    13.38%    7.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,162   $ 22,582  $ 66,462  $ 86,338  $ 183,454
(000 omitted)

Ratio of expenses to average      2.07%      1.98%     1.54%     1.64%     1.56%
net assets

Ratio of expenses to average      2.04% D    1.94% D   1.51% D   1.61% D   1.53% D
net assets after expense
reductions

Ratio of net investment           (.52)%     (.42)%    .23%      .49%      .77%
income (loss) to average net
assets

Portfolio turnover rate           82%        118%      105%      138%      139%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

PAPER AND FOREST PRODUCTS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PAPER AND FOREST         -17.01%      33.37%        133.44%
PRODUCTS

SELECT PAPER AND FOREST         -19.57%      29.29%        126.36%
PRODUCTS (LOAD ADJ.)

S&P 500                         19.74%       194.91%       459.21%

GS Cyclical Industries          -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PAPER AND FOREST     -17.01%      5.93%         8.85%
PRODUCTS

SELECT PAPER AND FOREST     -19.57%      5.27%         8.51%
PRODUCTS (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Cyclical Industries      -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Paper & Forest              S&P 500
             00506                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9708.16                    10233.00
  1989/04/30      10058.96                    10764.09
  1989/05/31      10238.44                    11200.04
  1989/06/30       9585.79                    11136.20
  1989/07/31      10507.65                    12141.80
  1989/08/31      11258.20                    12379.78
  1989/09/30      10638.18                    12329.02
  1989/10/31      10156.85                    12042.99
  1989/11/30      10083.43                    12288.66
  1989/12/31      10299.39                    12583.59
  1990/01/31       9357.82                    11739.23
  1990/02/28       9448.68                    11890.67
  1990/03/31       9712.98                    12205.77
  1990/04/30       9085.27                    11900.63
  1990/05/31       9688.20                    13060.94
  1990/06/30       9456.94                    12972.12
  1990/07/31       9597.35                    12930.61
  1990/08/31       8449.30                    11761.68
  1990/09/30       7631.62                    11188.89
  1990/10/31       7392.10                    11140.78
  1990/11/30       8135.44                    11860.47
  1990/12/31       8743.40                    12191.38
  1991/01/31       9465.72                    12722.92
  1991/02/28       9919.27                    13632.61
  1991/03/31      10120.85                    13962.52
  1991/04/30      10616.39                    13996.03
  1991/05/31      11834.25                    14600.66
  1991/06/30      11531.89                    13931.95
  1991/07/31      11540.29                    14581.18
  1991/08/31      11599.08                    14926.75
  1991/09/30      11153.93                    14677.48
  1991/10/31      11573.88                    14874.16
  1991/11/30      10691.98                    14274.73
  1991/12/31      11783.07                    15907.76
  1992/01/31      12866.77                    15611.87
  1992/02/29      12926.98                    15814.83
  1992/03/31      13012.98                    15506.44
  1992/04/30      13219.40                    15962.33
  1992/05/31      12849.57                    16040.54
  1992/06/30      12764.20                    15801.54
  1992/07/31      12669.40                    16447.82
  1992/08/31      12160.90                    16110.64
  1992/09/30      12031.62                    16300.75
  1992/10/31      12617.69                    16357.80
  1992/11/30      13083.09                    16915.60
  1992/12/31      13203.52                    17123.66
  1993/01/31      13610.18                    17267.50
  1993/02/28      13913.01                    17502.34
  1993/03/31      13895.71                    17871.64
  1993/04/30      14527.82                    17439.14
  1993/05/31      14571.11                    17906.51
  1993/06/30      14259.43                    17958.44
  1993/07/31      14112.25                    17886.61
  1993/08/31      14493.19                    18564.51
  1993/09/30      13800.56                    18421.56
  1993/10/31      14337.35                    18802.89
  1993/11/30      15229.10                    18624.26
  1993/12/31      15653.34                    18849.62
  1994/01/31      17471.48                    19490.50
  1994/02/28      16977.98                    18962.31
  1994/03/31      15177.16                    18135.55
  1994/04/30      15160.20                    18367.69
  1994/05/31      15778.62                    18668.92
  1994/06/30      15619.59                    18211.53
  1994/07/31      16944.79                    18808.87
  1994/08/31      18835.39                    19580.03
  1994/09/30      19171.11                    19100.32
  1994/10/31      17978.44                    19530.08
  1994/11/30      17192.16                    18818.79
  1994/12/31      17866.46                    19097.87
  1995/01/31      17746.49                    19593.08
  1995/02/28      19509.14                    20356.63
  1995/03/31      19647.57                    20957.35
  1995/04/30      19728.81                    21574.54
  1995/05/31      20054.98                    22436.88
  1995/06/30      21872.23                    22958.09
  1995/07/31      22617.77                    23719.38
  1995/08/31      22599.13                    23778.91
  1995/09/30      22226.37                    24782.38
  1995/10/31      21900.19                    24693.91
  1995/11/30      22226.37                    25777.97
  1995/12/31      21781.85                    26274.46
  1996/01/31      22325.12                    27168.84
  1996/02/29      21300.09                    27420.69
  1996/03/31      22386.62                    27684.75
  1996/04/30      23365.44                    28092.83
  1996/05/31      22894.49                    28817.34
  1996/06/30      21610.09                    28927.14
  1996/07/31      21042.81                    27649.13
  1996/08/31      22220.18                    28232.26
  1996/09/30      23022.93                    29821.17
  1996/10/31      22980.12                    30643.63
  1996/11/30      23247.70                    32959.99
  1996/12/31      23320.94                    32307.05
  1997/01/31      23561.14                    34325.59
  1997/02/28      23615.73                    34594.71
  1997/03/31      22338.31                    33173.21
  1997/04/30      23006.86                    35153.65
  1997/05/31      25846.25                    37293.80
  1997/06/30      26048.26                    38964.57
  1997/07/31      28079.60                    42064.98
  1997/08/31      27978.59                    39708.50
  1997/09/30      28797.86                    41883.33
  1997/10/31      25992.15                    40484.43
  1997/11/30      26160.49                    42358.45
  1997/12/31      25501.98                    43085.75
  1998/01/31      26477.27                    43562.28
  1998/02/28      27283.99                    46703.99
  1998/03/31      27705.41                    49095.70
  1998/04/30      29196.88                    49589.60
  1998/05/31      27490.97                    48737.16
  1998/06/30      26251.42                    50716.86
  1998/07/31      23723.23                    50176.72
  1998/08/31      20323.68                    42922.17
  1998/09/30      20728.68                    45671.77
  1998/10/31      22054.14                    49386.71
  1998/11/30      23097.32                    52380.04
  1998/12/31      23490.05                    55398.18
  1999/01/31      22459.14                    57714.93
  1999/02/26      22636.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115448 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $22,636 - a 126.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                               % OF FUND'S INVESTMENTS

Westvaco Corp.                  10.5

Champion International Corp.    7.7

Consolidated Papers, Inc.       6.9

Union Camp Corp.                6.1

Smurfit-Stone Container Corp.   5.2

Georgia-Pacific Corp. (Timber   5.1
Group)

Kimberly-Clark Corp.            5.0

Mead Corp.                      3.8

International Paper Co.         3.5

Bowater, Inc.                   3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Paper & Forest Products 85.9%
Packaging & Containers 3.3%
Chemicals & Plastics 1.8%
Building Materials 1.0%
All Others 8.0%*

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 1.8
Row: 1, Col: 4, Value: 3.3
Row: 1, Col: 5, Value: 85.90000000000001

* INCLUDES SHORT-TERM INVESTMENTS

PAPER AND FOREST PRODUCTS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Noah Eccles)

NOTE TO SHAREHOLDERS: Noah Eccles became Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio on January 4, 1999.

Q. HOW DID THE FUND PERFORM, NOAH?

A. It was a challenging year for paper stocks. For the 12 months that ended February 28, 1999, the fund returned -17.01%. During that same period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - fell 4.79%.

Q. WHAT FACTORS CONSPIRED TO MAKE IT A CHALLENGING ENVIRONMENT FOR THE
SECTOR?

A. Through the first half of the period, the paper industry was still trying to recover from the ongoing economic problems in Asia. Paper-company stocks generally rise and fall in step with paper prices, and since Asia accounts for a significant portion of the world's paper demand, the lack of demand from that region sent paper prices spiraling downward. A poor pricing environment, combined with overcapacity within the sector, caused many paper stocks to decline. The second half of the period, however, brought better results as capacity was reduced and the sector reacted favorably to International Paper's acquisition of Union Camp.

Q. WHAT STOCKS HURT THE FUND THE MOST? WHICH HELPED?

A. Through the first half of the period, most stocks in the five major paper grades - pulp, containerboard, uncoated free sheet, newsprint and tissue - detracted from performance. Newsprint stocks such as Bowater were particular laggards, as were tissue-related stocks such as Fort James. In the second half of the period, companies with exposure to building products - such as Georgia-Pacific and Louisiana-Pacific - performed well due to warm weather trends, a low interest-rate environment and strong housing starts. But the real excitement involved containerboard companies. A merger between Jefferson Smurfit and Stone Container, two of the larger containerboard-related companies, reduced overall capacity and was met with optimism. As a result, containerboard companies bounced back quicker than those in the other grades, and the fund's holdings in stocks such as Georgia-Pacific, Weyerhaeuser and the newly merged company, Smurfit-Stone, benefited.

Q. DID THE GAP BETWEEN THE PERFORMANCE OF CONTAINERBOARD AND THE OTHER GRADES CONCERN YOU?

A. It did, simply because past history tells us that when one paper grade improves, the rest typically follow suit. The possibility exists that the other grades will catch up to containerboard and building products, but my feeling is that an across-the-board recovery will happen later rather than sooner. As a result, I positioned the fund a bit more defensively in the latter stages of the period. I chose to de-emphasize some of the containerboard stocks that had risen dramatically - which is why I sold Weyerhaeuser - and emphasize stocks in the pulp, coated free sheet, uncoated free sheet and newsprint categories that were within 10% of their downside valuations. My thinking here was that the stocks in these areas had more room to grow if the paper cycle works, and less downside if it doesn't.

Q. THE FUND'S LARGEST POSITION AT THE END OF THE PERIOD WAS ITS
INVESTMENT IN WESTVACO. WHAT'S YOUR SCOUTING REPORT ON THIS COMPANY?

A. Westvaco has strong exposure to both coated free sheet - which is the glossy type of paper used in catalogs - and bleachboard, which is used for folded paper products such as food takeout cartons and cigarette boxes. I felt the company fit nicely into my defensive strategy and I was attracted to its valuation. While Westvaco turned in a fairly flat performance during the month since we increased our holdings, I'm optimistic about its future.

Q. WHAT'S YOUR OUTLOOK?

A. Since I feel we may not see a broad recovery until at least 2000 or later, I'll continue to take a defensive approach to the portfolio for now. I'll also keep a close eye on Brazil and the evolving economic problems there. Brazil is one of the world's larger paper exporters, and the worry is that Brazil will start flooding the U.S. market with excess product.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 506

TRADING SYMBOL: FSPFX

SIZE: as of February 28, 1999, more than $10 million

MANAGER: Noah Eccles, since January 1999;
analyst, agricultural chemicals industry, 1997-present; specialty chemicals and packing industries, 1997-1998; joined Fidelity in 1997

PAPER AND FOREST PRODUCTS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.0%

                                 SHARES                 VALUE (NOTE 1)

BUILDING MATERIALS - 1.0%

T.J. International, Inc.          4,400                 $ 95,150

CHEMICALS & PLASTICS - 1.8%

Ivex Packaging Corp. (a)          11,800                 178,475

PACKAGING & CONTAINERS - 3.3%

Sonoco Products Co.               13,100                 320,950

PAPER & FOREST PRODUCTS - 85.9%

Abitibi-Consolidated, Inc.        25,300                 202,192

Alliance Forest Products,         5,700                  62,943
Inc. (a)

Boise Cascade Corp.               8,600                  267,138

Bowater, Inc.                     8,000                  337,000

Champion International Corp.      20,400                 754,800

Consolidated Papers, Inc.         30,400                 676,400

Domtar, Inc.                      23,300                 139,077

Donohue, Inc. Class A (sub.       10,400                 211,062
vtg.)

Fletcher Challenge Canada         2,500                  23,213
Ltd.

Fort James Corp.                  7,600                  227,050

Georgia-Pacific Corp. (Timber     24,300                 495,113
Group)

International Paper Co.           8,200                  344,400

Kimberly-Clark Corp.              10,300                 486,675

Louisiana-Pacific Corp.           11,800                 216,825

Macmillan Bloedel Ltd.            16,700                 167,244

Mead Corp.                        12,300                 374,381

Mercer International, Inc.        1,600                  12,000
(SBI)

Plum Creek Timber Co. unit        6,400                  170,000

Potlatch Corp.                    3,800                  131,813

Rayonier, Inc.                    4,000                  163,750

Smurfit (Jefferson) Group PLC     23,600                 50,737

Smurfit-Stone Container Corp.     28,300                 511,169
(a)

St. Laurent Paperboard, Inc.      7,500                  58,446
(a)

Stora Enso Oyj                    28,300                 251,166

Svenska Cellulosa AB (SCA)        2,700                  54,108
Class B

Tembec, Inc. Class A (a)          11,500                 61,016

Temple-Inland, Inc.               3,600                  215,775

Union Camp Corp.                  9,000                  601,875

UPM-Kymmene Corp.                 5,400                  140,800

Westvaco Corp.                    46,000                 1,029,249

                                                         8,437,417

TOTAL COMMON STOCKS                                      9,031,992
(Cost $9,031,301)

CASH EQUIVALENTS - 8.0%



Taxable Central Cash Fund (b)     786,687                786,687
(Cost $786,687)

TOTAL INVESTMENT IN                                      $ 9,818,679
SECURITIES - 100%
(Cost $9,817,988)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $48,680,043 and $64,950,440, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $15,977 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    85.4%

Canada                      9.5

Finland                     4.0

Others (individually less     1.1
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $9,964,481. Net unrealized depreciation aggregated $145,802, of which $437,901 related to appreciated investment securities and $583,703 related to depreciated investment securities.

The fund hereby designates approximately $181,000 as capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $2,903,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $463,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividend-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

PAPER AND FOREST PRODUCTS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                   FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 9,818,679
value  (cost $9,817,988) -
See accompanying schedule

Receivable for investments                 1,008,764
sold

Receivable for fund shares                 29,470
sold

Dividends receivable                       21,049

Interest receivable                        3,024

Redemption fees receivable                 62

 TOTAL ASSETS                              10,881,048

LIABILITIES

Payable for investments        $ 562,680
purchased

Payable for fund shares         41,342
redeemed

Accrued management fee          5,053

Other payables and accrued      25,425
expenses

 TOTAL LIABILITIES                         634,500

NET ASSETS                                $ 10,246,548

Net Assets consist of:

Paid in capital                           $ 13,754,844

Undistributed net investment               4,129
income

Accumulated undistributed net              (3,513,096)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                671
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 555,457                   $ 10,246,548
shares outstanding

NET ASSET VALUE and                        $18.45
redemption price per share
($10,246,548 (divided by)
555,457 shares)

Maximum offering price per                 $19.02
share (100/97.00 of $18.45)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 249,426
Dividends

Interest                                        62,508

 TOTAL INCOME                                   311,934

EXPENSES

Management fee                   $ 87,942

Transfer agent fees               139,644

Accounting fees and expenses      60,339

Non-interested trustees'          64
compensation

Custodian fees and expenses       14,884

Registration fees                 18,940

Audit                             17,079

Legal                             94

Reports to shareholders           5,985

 Total expenses before            344,971
reductions

 Expense reductions               (13,517)      331,454

NET INVESTMENT INCOME (LOSS)                    (19,520)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,774,252)

 Foreign currency transactions    (2,221)       (2,776,473)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,268,266)

 Assets and liabilities in        30            (1,268,236)
foreign currencies

NET GAIN (LOSS)                                 (4,044,709)

NET INCREASE (DECREASE) IN                     $ (4,064,229)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 45,535
charges paid to FDC

 Sales charges - Retained by                   $ 45,535
FDC

 Deferred sales charges                        $ 737
withheld   by FDC

 Exchange fees withheld by FSC                 $ 3,038

 Expense reductions  Direct                    $ 13,487
brokerage arrangements

  Custodian credits                             30

                                               $ 13,517

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (19,520)                    $ (121,775)
income (loss)

 Net realized gain (loss)         (2,776,473)                   2,537,439

 Change in net unrealized         (1,268,236)                   1,291,272
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (4,064,229)                   3,706,936
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders

 In excess of net investment      -                             (31,544)
income

 From net realized gain           -                             (1,592,672)

 In excess of net realized        (317,946)                     -
gain

 TOTAL DISTRIBUTIONS              (317,946)                     (1,624,216)

Share transactions Net            24,142,684                    71,567,372
proceeds from sales of shares

 Reinvestment of distributions    312,733                       1,584,087

 Cost of shares redeemed          (41,303,607)                  (63,467,979)

 NET INCREASE (DECREASE) IN       (16,848,190)                  9,683,480
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  92,806                        134,393

  TOTAL INCREASE (DECREASE)       (21,137,559)                  11,900,593
IN NET ASSETS

NET ASSETS

 Beginning of period              31,384,107                    19,483,514

 End of period (including        $ 10,246,548                  $ 31,384,107
undistributed net investment
income of $4,129 and
$31,081, respectively)

OTHER INFORMATION
Shares

 Sold                             1,074,182                     3,117,317

 Issued in reinvestment of        13,704                        75,670
distributions

 Redeemed                         (1,917,231)                   (2,708,921)

 Net increase (decrease)          (829,345)                     484,066




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 22.66    $ 21.63   $ 20.78   $ 21.14   $ 19.61
period

Income from Investment
Operations

Net investment income (loss) C    (.03)      (.12)     .01       .08       .01

Net realized and unrealized       (3.87)     3.13      2.08      1.83      2.53
gain (loss)

Total from investment             (3.90)     3.01      2.09      1.91      2.54
operations

Less Distributions

 From net investment income       -          -         (.03)     (.08)     -

In excess of net investment       -          (.04)     (.07)     -         -
income

From net realized gain            -          (2.07)    (1.25)    (2.27)    (1.17)

In excess of net realized gain    (.44)      -         -         -         -

Total distributions               (.44)      (2.11)    (1.35)    (2.35)    (1.17)

Redemption fees added to paid     .13        .13       .11       .08       .16
in capital

Net asset value, end of period   $ 18.45    $ 22.66   $ 21.63   $ 20.78   $ 21.14

TOTAL RETURN A, B                 (17.01)%   15.53%    10.87%    9.18%     14.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,247   $ 31,384  $ 19,484  $ 27,270  $ 94,219
(000 omitted)

Ratio of expenses to average      2.30%      2.18%     2.19%     1.91%     1.88%
net assets

Ratio of expenses to average      2.21% D    2.15% D   2.16% D   1.90% D   1.87% D
net assets after expense
reductions

Ratio of net investment           (.13)%     (.50)%    .04%      .34%      .05%
income (loss) to average net
assets

Portfolio turnover rate           338%       235%      180%      78%       209%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

TRANSPORTATION PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TRANSPORTATION          -1.73%       73.66%        310.73%

SELECT TRANSPORTATION (LOAD    -4.75%       68.38%        298.34%
ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Cyclical Industries         -4.79%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TRANSPORTATION        -1.73%       11.67%        15.17%

SELECT TRANSPORTATION (LOAD  -4.75%       10.98%        14.82%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Cyclical Industries       -4.79%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9996.47                    10233.00
  1989/04/30      10330.96                    10764.09
  1989/05/31      10771.87                    11200.04
  1989/06/30      10705.46                    11136.20
  1989/07/31      11354.27                    12141.80
  1989/08/31      12092.30                    12379.78
  1989/09/30      11857.11                    12329.02
  1989/10/31      11102.86                    12042.99
  1989/11/30      11200.18                    12288.66
  1989/12/31      11359.63                    12583.59
  1990/01/31      10646.26                    11739.23
  1990/02/28      11142.91                    11890.67
  1990/03/31      11477.01                    12205.77
  1990/04/30      11043.58                    11900.63
  1990/05/31      11449.92                    13060.94
  1990/06/30      11323.88                    12972.12
  1990/07/31      11286.26                    12930.61
  1990/08/31       9630.94                    11761.68
  1990/09/30       8389.45                    11188.89
  1990/10/31       8257.78                    11140.78
  1990/11/30       8596.37                    11860.47
  1990/12/31       8906.74                    12191.38
  1991/01/31       9668.56                    12722.92
  1991/02/28      10609.08                    13632.61
  1991/03/31      10618.49                    13962.52
  1991/04/30      10590.27                    13996.03
  1991/05/31      11427.34                    14600.66
  1991/06/30      11332.46                    13931.95
  1991/07/31      12021.28                    14581.18
  1991/08/31      12238.30                    14926.75
  1991/09/30      12011.84                    14677.48
  1991/10/31      12898.81                    14874.16
  1991/11/30      12096.76                    14274.73
  1991/12/31      13729.17                    15907.76
  1992/01/31      13851.83                    15611.87
  1992/02/29      14597.26                    15814.83
  1992/03/31      14248.14                    15506.44
  1992/04/30      14616.14                    15962.33
  1992/05/31      14918.08                    16040.54
  1992/06/30      14276.45                    15801.54
  1992/07/31      14484.03                    16447.82
  1992/08/31      14049.98                    16110.64
  1992/09/30      14606.70                    16300.75
  1992/10/31      15229.47                    16357.80
  1992/11/30      16333.46                    16915.60
  1992/12/31      16995.67                    17123.66
  1993/01/31      17756.82                    17267.50
  1993/02/28      17997.68                    17502.34
  1993/03/31      19202.03                    17871.64
  1993/04/30      19154.16                    17439.14
  1993/05/31      19869.66                    17906.51
  1993/06/30      19927.68                    17958.44
  1993/07/31      19927.68                    17886.61
  1993/08/31      20295.10                    18564.51
  1993/09/30      20343.44                    18421.56
  1993/10/31      20768.87                    18802.89
  1993/11/30      20884.90                    18624.26
  1993/12/31      21978.16                    18849.62
  1994/01/31      22941.55                    19490.50
  1994/02/28      22941.55                    18962.31
  1994/03/31      22327.52                    18135.55
  1994/04/30      22744.75                    18367.69
  1994/05/31      22379.11                    18668.92
  1994/06/30      22357.61                    18211.53
  1994/07/31      23110.39                    18808.87
  1994/08/31      23798.65                    19580.03
  1994/09/30      23164.16                    19100.32
  1994/10/31      23508.29                    19530.08
  1994/11/30      22099.51                    18818.79
  1994/12/31      22827.92                    19097.87
  1995/01/31      22674.07                    19593.08
  1995/02/28      24295.34                    20356.63
  1995/03/31      24614.86                    20957.35
  1995/04/30      24981.72                    21574.54
  1995/05/31      24236.17                    22436.88
  1995/06/30      23975.82                    22958.09
  1995/07/31      26034.95                    23719.38
  1995/08/31      26011.28                    23778.91
  1995/09/30      25774.60                    24782.38
  1995/10/31      25455.08                    24693.91
  1995/11/30      26330.80                    25777.97
  1995/12/31      26290.50                    26274.46
  1996/01/31      26691.12                    27168.84
  1996/02/29      27442.27                    27420.69
  1996/03/31      28105.80                    27684.75
  1996/04/30      29026.51                    28092.83
  1996/05/31      29064.28                    28817.34
  1996/06/30      29202.74                    28927.14
  1996/07/31      27088.06                    27649.13
  1996/08/31      27113.23                    28232.26
  1996/09/30      27239.11                    29821.17
  1996/10/31      27025.12                    30643.63
  1996/11/30      28938.40                    32959.99
  1996/12/31      28789.02                    32307.05
  1997/01/31      28995.77                    34325.59
  1997/02/28      28724.42                    34594.71
  1997/03/31      29603.08                    33173.21
  1997/04/30      31134.33                    35153.65
  1997/05/31      33250.26                    37293.80
  1997/06/30      34249.08                    38964.57
  1997/07/31      36640.99                    42064.98
  1997/08/31      35905.02                    39708.50
  1997/09/30      39453.47                    41883.33
  1997/10/31      38126.08                    40484.43
  1997/11/30      37955.23                    42358.45
  1997/12/31      38039.63                    43085.75
  1998/01/31      38111.16                    43562.28
  1998/02/28      40543.18                    46703.99
  1998/03/31      42002.39                    49095.70
  1998/04/30      41392.24                    49589.60
  1998/05/31      39425.37                    48737.16
  1998/06/30      40350.09                    50716.86
  1998/07/31      36944.78                    50176.72
  1998/08/31      30427.70                    42922.17
  1998/09/30      30383.67                    45671.77
  1998/10/31      33612.85                    49386.71
  1998/11/30      35271.47                    52380.04
  1998/12/31      36388.47                    55398.18
  1999/01/31      39634.32                    57714.93
  1999/02/26      39834.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145347 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $39,834 - a 298.34% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Union Pacific Corp.            9.9

Burlington Northern Santa Fe   8.9
Corp.

Continental Airlines, Inc.     6.5
Class B

CSX Corp.                      5.2

Delta Air Lines, Inc.          4.6

Southwest Airlines Co.         4.1

Eaton Corp.                    3.5

Northwest Airlines Corp.       3.5
Class A

Navistar International Corp.   3.1

Kansas City Southern           3.1
Industries, Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Air Transportation 33.2%
Railroads 31.2%
Trucking & Freighting 14.3%
Autos, Tires & Accesories 10.0%
Leasing & Rental 2.4%
All Others 8.9%*
Row: 1, Col: 1, Value: 8.9
Row: 1, Col: 2, Value: 2.4
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 14.3
Row: 1, Col: 5, Value: 31.2
Row: 1, Col: 6, Value: 33.2

* INCLUDES SHORT-TERM INVESTMENTS

TRANSPORTATION PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the 12-month period that ended February 28, 1999, the fund returned -1.73%, while the Standard & Poor's 500 Index returned 19.74%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned -4.79% for the same 12-month period.

Q. FOR TRANSPORTATION STOCKS, THE PAST YEAR WAS A TALE OF TWO HALVES - ONE BAD, AND THE MORE RECENT ONE, GOOD. WHAT ACCOUNTED FOR THAT
TURNAROUND?

A. After getting off to a fairly strong start in the spring of 1998, transportation stocks suffered a sharp sell-off beginning this past summer. That's when investors were most worried that protracted and expanding economic problems in Japan, Latin America, Russia and Southeast Asia would further curtail worldwide economic growth and potentially throw the U.S. into a recession. Of course, transportation companies tend to do best during periods of economic growth because they can grow earnings by raising prices and eliminating excess capacity. More recently, however, the transportation industry has staged a significant rebound as investors became less worried about a global recession in light of the U.S. economy's faster-than-expected growth. In addition, the price of oil - which is a major expense for most transportation companies - fell to levels not seen in over a decade.

Q. HOW DID YOU RESPOND TO THOSE CHANGING CONDITIONS?

A. Since taking over the fund this past September, I've made a number of changes. I looked for stocks that I felt had a global recession already factored into their prices. In my view, these stocks had good upside potential if the economy strengthened, but only limited downside if a recession occurred. One outgrowth of that strategy was that I added to the fund's stake in airline stocks, many of which performed quite well since I initiated positions in them or expanded existing holdings. America West, for example, posted strong gains after it settled its dispute with mechanics. Other domestically oriented airlines, including Southwest Airlines and Atlantic Coast Airlines, also performed well. The biggest addition was Continental Airlines, which became the fund's third-largest holding by the end of the period. I liked that airline because it was growing at a rate much faster than the industry as a whole, mainly by expanding the use of its under-utilized hubs at Newark and Houston airports.

Q. WHICH OF THE FUND'S HOLDINGS PROVED MOST DISAPPOINTING?

A. Union Pacific, the largest domestic railroad, with routes primarily in the western United States, detracted from performance for the year due to significant operational difficulties stemming from its acquisition of Southern Pacific. I chose to add to the fund's stake in Union Pacific in the fall because I felt that the market had too severely punished the stock based on those problems. Since then, the stock has recouped some of its losses when it became evident that the company was enjoying a turnaround. I took a similar approach to Burlington Northern, buying the stock in the fall when it was relatively cheap. I liked it because it is the only major railroad that isn't expected to face merger-related issues in 1999. It also has a strong presence in the low-sulfur coal shipping business. That market position is important because the Clean Air Act - which goes into effect next year - should spur demand. Although it was up only slightly for the one-year period, Burlington Northern has posted good recent gains.

Q. WHAT'S YOUR OUTLOOK?

A. Transportation companies are cyclical, meaning their performance is tied closely to the economy's ups and downs. As a result, transportation stocks should perform in line with expectations about the economy's potential strength or weakness. However, I'll try to identify the strongest companies in the group, because I believe they are better able to take advantage of robust economic periods and manage their operations well during difficult economic times.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 512

TRADING SYMBOL: FSRFX

SIZE: as of February 28,1999, more than
$19 million

MANGER: Christopher Zepf, since September
1998; manager, Fidelity Select Air Transportation
Portfolio, since 1998; equity analyst, trucking
and rails industries, since 1998; joined Fidelity in
1998

TRANSPORTATION PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.1%

                                 SHARES                    VALUE (NOTE 1)

AIR TRANSPORTATION - 33.2%

Air Canada, Inc. (a)              25,000                   $ 101,141

Alaska Air Group, Inc. (a)        4,300                     217,956

America West Holding Corp.        12,800                    217,600
Class B (a)

AMR Corp. (a)                     10,000                    554,375

ASA Holdings, Inc.                5,700                     191,306

Atlantic Coast Airlines           2,800                     89,600
Holdings (a)

Atlas Air, Inc. (a)               5,000                     150,625

Comair Holdings, Inc.             4,000                     150,500

Continental Airlines, Inc.        37,500                    1,298,438
Class B (a)

Delta Air Lines, Inc.             15,000                    912,188

Midwest Express Holdings,         15,000                    403,125
Inc. (a)

Northwest Airlines Corp.          27,500                    687,500
Class A (a)

SkyWest, Inc.                     12,400                    389,825

Southwest Airlines Co.            27,150                    817,894

US Airways Group, Inc. (a)        8,700                     412,163

                                                            6,594,236

AUTOS, TIRES, & ACCESSORIES -
10.0%

Eaton Corp.                       10,100                    700,688

Meritor Automotive, Inc.          6,000                     95,250

Navistar International Corp.      14,500                    623,500
(a)

PACCAR, Inc.                      7,000                     293,125

Republic Industries, Inc. (a)     14,100                    172,725

World Fuel Services Corp.         10,000                    103,750

                                                            1,989,038

COMPUTER SERVICES & SOFTWARE
- 0.9%

Sabre Group Holdings, Inc.        4,300                     168,775
Class A (a)

LEASING & RENTAL - 2.4%

GATX Corp.                        2,400                     82,950

Ryder Systems, Inc.               14,700                    396,900

                                                            479,850

RAILROADS - 31.2%

Burlington Northern Santa Fe      53,700                    1,778,813
Corp.

Canadian National Railway Co.     12,600                    608,357

CSX Corp.                         26,500                    1,040,125

Florida East Coast Industries     3,000                     81,375

Kansas City Southern              13,100                    612,425
Industries, Inc.

Railtex, Inc. (a)                 11,500                    125,063

Union Pacific Corp.               41,800                    1,959,371

                                                            6,205,529

SHIPPING - 1.1%

Peninsular & Oriental Steam       4,400                     51,735
Navigation Co.

Sea Containers Ltd. Class A       8,000                     175,000

                                                            226,735



                                 SHARES                    VALUE (NOTE 1)

TRUCKING & FREIGHT - 14.3%

Airborne Freight Corp.            4,000                    $ 156,000

Circle International Group,       5,000                     85,625
Inc.

CNF Transportation, Inc.          9,000                     380,250

Consolidated Freightways          3,000                     43,500
Corp. (a)

Eagle USA Airfreight, Inc. (a)    7,500                     216,563

Expeditors International of       8,000                     372,500
Washington, Inc.

FDX Corp. (a)                     5,000                     477,500

Hub Group, Inc. Class A (a)       5,000                     97,500

Hunt (J.B.) Transport             16,000                    376,000
Services, Inc.

M.S. Carriers, Inc. (a)           3,000                     81,000

USFreightways Corp.               11,000                    350,625

Werner Enterprises, Inc.          6,000                     107,250

Yellow Corp. (a)                  5,000                     89,375

                                                            2,833,688

TOTAL COMMON STOCKS                                         18,497,851
(Cost $17,238,313)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     1,362,746                 1,362,746
(Cost $1,362,746)

TOTAL INVESTMENT IN                                         $ 19,860,597
SECURITIES - 100%
(Cost $18,601,059)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $44,073,749 and $86,107,016, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,152 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $18,856,313. Net unrealized appreciation aggregated $1,004,284, of which $1,322,101 related to appreciated investment securities and $317,817 related to depreciated investment securities.

The fund hereby designates approximately $1,324,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 8% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

TRANSPORTATION PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 19,860,597
value  (cost $18,601,059) -
See accompanying schedule

Foreign currency held at                     106,146
value  (cost $106,458)

Receivable for investments                   853,396
sold

Receivable for fund shares                   160,369
sold

Dividends receivable                         19,881

Interest receivable                          4,626

Redemption fees receivable                   324

Other receivables                            2,032

 TOTAL ASSETS                                21,007,371

LIABILITIES

Payable for investments        $ 1,051,206
purchased

Payable for fund shares         66,782
redeemed

Accrued management fee          9,122

Other payables and accrued      25,469
expenses

 TOTAL LIABILITIES                           1,152,579

NET ASSETS                                  $ 19,854,792

Net Assets consist of:

Paid in capital                             $ 13,838,885

Accumulated undistributed net                4,755,211
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  1,260,696
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 793,001                     $ 19,854,792
shares outstanding

NET ASSET VALUE and                          $25.04
redemption price per share
($19,854,792 (divided by)
793,001 shares)

Maximum offering price per                   $25.81
share (100/97.00 of $25.04)

STATEMENT OF OPERATIONS

                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 215,371
Dividends

Interest (including income on                   83,138
securities loaned of $12,548)

 TOTAL INCOME                                   298,509

EXPENSES

Management fee                   $ 142,306

Transfer agent fees               205,276

Accounting and security           62,228
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       13,182

Registration fees                 24,256

Audit                             20,404

Legal                             228

Reports to shareholders           9,326

 Total expenses before            477,310
reductions

 Expense reductions               (14,141)      463,169

NET INVESTMENT INCOME (LOSS)                    (164,660)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,231,096

 Foreign currency transactions    4,268         6,235,364

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (6,048,799)

 Assets and liabilities in        1,315         (6,047,484)
foreign currencies

NET GAIN (LOSS)                                 187,880

NET INCREASE (DECREASE) IN                     $ 23,220
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 94,851
charges paid to FDC

 Sales charges - Retained by                   $ 93,190
FDC

 Deferred sales charges                        $ 657
withheld   by FDC

 Exchange fees withheld by FSC                 $ 5,753

 Expense reductions  Directed                  $ 13,997
brokerage arrangements

  Custodian credits                             144

                                               $ 14,141

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (164,660)                   $ (36,059)
income (loss)

 Net realized gain (loss)         6,235,364                     10,298,362

 Change in net unrealized         (6,047,484)                   7,061,282
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       23,220                        17,323,585
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,602,131)                   (4,986,487)
from net realized gains

Share transactions Net            28,194,142                    152,644,299
proceeds from sales of shares

 Reinvestment of distributions    2,518,945                     4,933,755

 Cost of shares redeemed          (72,656,072)                  (114,694,116)

 NET INCREASE (DECREASE) IN       (41,942,985)                  42,883,938
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  94,942                        170,335

  TOTAL INCREASE (DECREASE)       (44,426,954)                  55,391,371
IN NET ASSETS

NET ASSETS

 Beginning of period              64,281,746                    8,890,375

 End of period                   $ 19,854,792                  $ 64,281,746

OTHER INFORMATION
Shares

 Sold                             1,116,624                     6,004,453

 Issued in reinvestment of        97,938                        182,560
distributions

 Redeemed                         (2,690,132)                   (4,318,403)

 Net increase (decrease)          (1,475,570)                   1,868,610




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998      1997      1996 G    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.34   $ 22.23   $ 21.92   $ 20.53   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) C    (.18)     (.02)     (.13)     (.09) D   (.17)

Net realized and unrealized       (.58) H   8.85      1.06      2.60      1.17
gain (loss)

Total from investment             (.76)     8.83      .93       2.51      1.00
operations

Less Distributions

From net realized gain            (2.64)    (2.80)    (.71)     (1.22)    (2.19)

Redemption fees added to paid     .10       .08       .09       .10       .05
in capital

Net asset value, end of period   $ 25.04   $ 28.34   $ 22.23   $ 21.92   $ 20.53

TOTAL RETURN A, B                 (1.73)%   41.15%    4.67%     12.95%    5.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,855  $ 64,282  $ 8,890   $ 11,445  $ 12,704
(000 omitted)

Ratio of expenses to average      1.96%     1.58%     2.50% E   2.47% E   2.37%
net assets

Ratio of expenses to average      1.90% F   1.54% F   2.48% F   2.44% F   2.36% F
net assets after expense
reductions

Ratio of net investment           (.68)%    (.06)%    (.58)%    (.43)%    (.83)%
income (loss) to average net
assets

Portfolio turnover rate           182%      210%      148%      175%      178%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.05 PER SHARE.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO CLD
HAVE BEEN HIGHER. F FMR OR
THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR
THE YEAR ENDED FEBRUARY 29.
H THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.



BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BROKERAGE AND            4.76%        170.19%       549.46%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            1.55%        162.01%       529.90%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         19.74%       194.91%       459.21%

GS Financial Services           4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BROKERAGE AND          4.76%        21.99%        20.57%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND          1.55%        21.24%        20.21%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Brokerage/Invt. Mgt         S&P 500
             00068                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9711.69                    10233.00
  1989/04/30       9805.18                    10764.09
  1989/05/31      10447.95                    11200.04
  1989/06/30      10154.20                    11136.20
  1989/07/31      11376.47                    12141.80
  1989/08/31      11658.53                    12379.78
  1989/09/30      11294.20                    12329.02
  1989/10/31      10377.50                    12042.99
  1989/11/30      10271.73                    12288.66
  1989/12/31      10024.01                    12583.59
  1990/01/31       9583.53                    11739.23
  1990/02/28       9904.96                    11890.67
  1990/03/31      10178.78                    12205.77
  1990/04/30       9488.29                    11900.63
  1990/05/31      10393.07                    13060.94
  1990/06/30      10380.87                    12972.12
  1990/07/31      10011.40                    12930.61
  1990/08/31       8652.71                    11761.68
  1990/09/30       7913.77                    11188.89
  1990/10/31       7425.12                    11140.78
  1990/11/30       7913.77                    11860.47
  1990/12/31       8402.42                    12191.38
  1991/01/31       9101.62                    12722.92
  1991/02/28      10005.76                    13632.61
  1991/03/31      11030.44                    13962.52
  1991/04/30      11187.16                    13996.03
  1991/05/31      11777.86                    14600.66
  1991/06/30      10993.63                    13931.95
  1991/07/31      11838.36                    14581.18
  1991/08/31      12103.85                    14926.75
  1991/09/30      12731.37                    14677.48
  1991/10/31      13576.10                    14874.16
  1991/11/30      12827.91                    14274.73
  1991/12/31      15313.84                    15907.76
  1992/01/31      15531.06                    15611.87
  1992/02/29      15434.52                    15814.83
  1992/03/31      15024.22                    15506.44
  1992/04/30      13853.66                    15962.33
  1992/05/31      13817.46                    16040.54
  1992/06/30      13491.63                    15801.54
  1992/07/31      14251.89                    16447.82
  1992/08/31      13841.59                    16110.64
  1992/09/30      13745.05                    16300.75
  1992/10/31      14360.50                    16357.80
  1992/11/30      15651.74                    16915.60
  1992/12/31      16098.24                    17123.66
  1993/01/31      17051.58                    17267.50
  1993/02/28      17160.19                    17502.34
  1993/03/31      18535.91                    17871.64
  1993/04/30      18475.54                    17439.14
  1993/05/31      19079.32                    17906.51
  1993/06/30      19984.98                    17958.44
  1993/07/31      20649.14                    17886.61
  1993/08/31      22279.33                    18564.51
  1993/09/30      22689.90                    18421.56
  1993/10/31      21953.29                    18802.89
  1993/11/30      21349.52                    18624.26
  1993/12/31      24038.72                    18849.62
  1994/01/31      24551.02                    19490.50
  1994/02/28      23316.25                    18962.31
  1994/03/31      20702.20                    18135.55
  1994/04/30      20531.43                    18367.69
  1994/05/31      21030.60                    18668.92
  1994/06/30      21831.89                    18211.53
  1994/07/31      21319.59                    18808.87
  1994/08/31      21477.22                    19580.03
  1994/09/30      20662.79                    19100.32
  1994/10/31      20649.66                    19530.08
  1994/11/30      19217.84                    18818.79
  1994/12/31      19887.77                    19097.87
  1995/01/31      19638.19                    19593.08
  1995/02/28      20373.80                    20356.63
  1995/03/31      20583.98                    20957.35
  1995/04/30      21207.59                    21574.54
  1995/05/31      22400.10                    22436.88
  1995/06/30      23660.36                    22958.09
  1995/07/31      24798.66                    23719.38
  1995/08/31      24568.29                    23778.91
  1995/09/30      26058.92                    24782.38
  1995/10/31      24608.94                    24693.91
  1995/11/30      25205.19                    25777.97
  1995/12/31      24580.14                    26274.46
  1996/01/31      26182.57                    27168.84
  1996/02/29      26454.41                    27420.69
  1996/03/31      27641.93                    27684.75
  1996/04/30      27810.16                    28092.83
  1996/05/31      28731.32                    28817.34
  1996/06/30      28643.59                    28927.14
  1996/07/31      26889.01                    27649.13
  1996/08/31      27912.51                    28232.26
  1996/09/30      29345.42                    29821.17
  1996/10/31      30383.55                    30643.63
  1996/11/30      33366.35                    32959.99
  1996/12/31      34327.95                    32307.05
  1997/01/31      36831.80                    34325.59
  1997/02/28      38165.21                    34594.71
  1997/03/31      34298.31                    33173.21
  1997/04/30      38008.79                    35153.65
  1997/05/31      40844.60                    37293.80
  1997/06/30      43220.15                    38964.57
  1997/07/31      47971.25                    42064.98
  1997/08/31      46501.38                    39708.50
  1997/09/30      53286.54                    41883.33
  1997/10/31      50539.81                    40484.43
  1997/11/30      52841.12                    42358.45
  1997/12/31      55719.53                    43085.75
  1998/01/31      53300.88                    43562.28
  1998/02/28      60133.55                    46703.99
  1998/03/31      63489.42                    49095.70
  1998/04/30      66257.45                    49589.60
  1998/05/31      64711.59                    48737.16
  1998/06/30      68170.63                    50716.86
  1998/07/31      68752.24                    50176.72
  1998/08/31      49528.55                    42922.17
  1998/09/30      45595.04                    45671.77
  1998/10/31      52130.48                    49386.71
  1998/11/30      58650.62                    52380.04
  1998/12/31      58880.20                    55398.18
  1999/01/31      64696.29                    57714.93
  1999/02/26      62990.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 142809 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $62,990 - a 529.90% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Bear Stearns Companies, Inc.      6.7

Lehman Brothers Holdings, Inc.    6.7

Merrill Lynch & Co., Inc.         6.2

Equitable Companies (The), Inc.   5.7

Morgan Stanley, Dean Witter &     4.7
Co.

PaineWebber Group, Inc.           4.5

Donaldson Lufkin & Jenrette,      4.1
Inc.

Citigroup, Inc.                   4.0

Kansas City Southern              4.0
Industries, Inc.

Marsh & McLennan Companies,       3.8
Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Securities Industry 59.0%
Credit & Other Finance 14.1%
Insurance 10.8%
Banks 5.4%
Railroads 4.0%
All Others 6.7%*

Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 4.0
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 10.8
Row: 1, Col: 5, Value: 14.1
Row: 1, Col: 6, Value: 59.0

* INCLUDES SHORT-TERM INVESTMENTS

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

FUND TALK: THE MANAGERS' OVERVIEW

(photographs of Peter Fruzzetti and Ted Orenstein)

NOTE TO SHAREHOLDERS: The following is an interview with Peter
Fruzzetti (left), who managed the Fidelity Select Brokerage and
Investment Management Portfolio for most of the period covered by this report, and with Ted Orenstein (right), who became manager of the fund on January 4, 1999.

Q. HOW DID THE FUND PERFORM, PETER?

P.F. For the 12-month period that ended on February 28, 1999, the fund had a total return of 4.76%. This trailed the broad market as measured by the Standard & Poor's 500 Index, which had a total return of 19.74% for the same period, but is right in line with the total return of 4.74% for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector.

Q. WHAT WERE THE MAJOR FACTORS AFFECTING THIS SOMEWHAT SLUGGISH
PERFORMANCE?

P.F. Probably the biggest factor affecting the entire financial services sector has been the uncertainty in overseas financial markets, beginning with Russia's default on its debt in mid-summer of 1998 and continuing through various currency crises, first in Asia, then in Latin America. The brokerage and investment management businesses are global in scope and, on the brokerage side especially - where the business is highly leveraged - stock prices tend to be extremely volatile during times of market uncertainty. So when widespread global problems began last summer and world financial markets began to slide, these deteriorating conditions had serious repercussions for brokerage stocks. Furthermore, as U.S. investors became more risk averse, fewer new securities were issued, which limited brokers' underwriting profits. Interest-rate spreads also widened significantly, resulting in lower earnings from sales and trading. In the past few months, overall market conditions have improved considerably, which has helped boost fund performance, but the sector has not regained all of the ground it lost over the past year.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES IN STRATEGY WITHIN THIS
DIFFICULT ENVIRONMENT?

P.F. Initially, as a play on uncertainty, my strategy was to position the fund toward companies that have more stable earnings. Typically, this means the investment management firms. Although their earnings are often tied to the stock and bond markets, they tend to be more stable because they are fee-based and less transaction-oriented. As it happened, investment management stocks were hurt as badly as brokerage stocks during this market turbulence. So in the early fall, the fund was repositioned toward brokerage stocks that I felt would show more explosive earnings growth in a period of volatility. This opportunistic approach worked out pretty well.

Q. WHICH HOLDINGS HELPED PERFORMANCE?

P.F. As the market rebounded, I felt that large institutional brokerage firms would likely be the first to recover. Indeed, such firms as Merrill Lynch and Morgan Stanley came back quite a bit, as did Lehman Brothers and Bear Stearns. PaineWebber performed well, as did Equitable, whose activities are diversified among the brokerage, asset management, life insurance and annuity businesses. The fund also benefited from its investment in E Trade Group, the online retail broker, which experienced tremendous growth, particularly in the latter months of the period.

Q. WHICH WERE DISAPPOINTMENTS?

P.F. Some of the investment managers were underperformers. Franklin Resources saw its growth slow, due mainly to the global nature of its business. T. Rowe Price and Waddell & Reed also disappointed.

Q. TURNING TO YOU TED, WHAT'S YOUR OUTLOOK FOR THE INDUSTRY OVER THE NEXT SIX MONTHS?

T.O. I'm fairly optimistic. I think there's room for further recovery in many of the holdings. Given an environment of low interest rates and narrowing spreads, combined with the significant deferral of activity from last fall, the institutional brokerage stocks should continue to perform well over the next six months. As investor confidence and the pace of retail brokerage business increase, I believe that trend also will have a positive impact on the regional brokerage firms we hold. The investment management companies should start to show better net sales and recovering earnings, which should provide added benefit to the fund. In addition, there is a global consolidation theme that continues to be played out in the life insurance industry, and I believe the fund is positioned properly to take advantage of that trend.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 068

TRADING SYMBOL: FSLBX

SIZE: as of February 28, 1999, more than $482 million

MANAGER: Ted Orenstein, since January 1999;
equity analyst for securities brokerage
industry, 1998-1999; joined Fidelity in 1998

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.4%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 5.4%

Bank of Montreal                  50,600                     $ 2,089,037

Bank Sarasin & Compagnie          910                         1,647,685
Class B (Reg.)

BankAmerica Corp.                 25,464                      1,663,118

Chase Manhattan Corp.             72,500                      5,772,813

Credit Suisse Group (Reg.)        23,900                      3,716,310

Julius Baer Holding AG            2,500                       7,603,663

Morgan (JP) & Co., Inc.           10,000                      1,114,375

Royal Bank of Canada              52,200                      2,527,258

                                                              26,134,259

COMPUTER SERVICES & SOFTWARE
- 0.6%

DST Systems, Inc. (a)             53,100                      2,880,675

CREDIT & OTHER FINANCE - 14.1%

American Express Co.              84,300                      9,146,550

Citigroup, Inc.                   330,150                     19,396,313

Equitable Companies (The),        406,500                     27,464,156
Inc.

Investors Financial Services      6,207                       360,006
Corp.

Perpetual PLC                     16,500                      998,469

Providian Financial Corp.         103,200                     10,539,300

                                                              67,904,794

INSURANCE - 10.8%

AFLAC, Inc.                       63,900                      2,819,588

American Bankers Insurance        165,400                     7,939,200
Group, Inc.

ARM Financial Group, Inc.         83,100                      1,293,244
Class A

Hartford Life, Inc. Class A       133,500                     7,743,000

Liberty Financial Companies,      140,200                     3,145,738
Inc.

Marsh & McLennan Companies,       257,600                     18,241,300
Inc.

Nationwide Financial              119,100                     5,411,606
Services, Inc.  Class A

Protective Life Corp.             31,400                      1,083,300

Reinsurance Group of America,     24,800                      1,598,050
Inc.

Torchmark Corp.                   84,800                      2,819,600

UICI (a)                          12,400                      285,200

                                                              52,379,826

RAILROADS - 4.0%

Kansas City Southern              411,400                     19,232,950
Industries, Inc.

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

AMRESCO Capital Trust, Inc.       41,400                      362,250

SAVINGS & LOANS - 0.4%

Dime Bancorp, Inc.                51,300                      1,269,675

Washington Mutual, Inc.           18,900                      756,000

                                                              2,025,675

SECURITIES INDUSTRY - 59.0%

Advest Group, Inc. (The)          208,900                     4,151,888

Affiliated Managers Group,        91,400                      2,376,400
Inc. (a)



                                 SHARES                      VALUE (NOTE 1)

Bear Stearns Companies, Inc.      759,330                    $ 32,508,809

Conning Corp.                     500                         8,000

Dain Rauscher Corp.               115,950                     3,666,919

Donaldson Lufkin & Jenrette,      346,700                     19,761,900
Inc.

E Trade Group, Inc. (a)           254,800                     11,720,800

Eaton Vance Corp.                 74,400                      1,464,750

Edwards (A.G.), Inc.              493,700                     16,076,106

Everen Capital Corp.              223,400                     4,803,100

Federated Investors, Inc.         115,100                     2,208,481
Class B

First Marathon, Inc. Class A      37,000                      445,384
(non-vtg.)

Franklin Resources, Inc.          273,400                     8,697,538

Hambrecht & Quist Group (a)       217,300                     5,785,613

Investors Group, Inc.             804,600                     11,686,391

Jefferies Group, Inc.             135,300                     5,335,894

John Nuveen Co. Class A           162,500                     6,418,750

Legg Mason, Inc.                  241,032                     6,824,219

Lehman Brothers Holdings,         612,400                     32,457,200
Inc.

Mackenzie Financial Corp.         275,600                     3,271,813

Merrill Lynch & Co., Inc.         390,400                     29,963,200

Morgan Keegan, Inc.               139,425                     2,300,513

Morgan Stanley, Dean Witter &     253,765                     22,965,733
Co.

PaineWebber Group, Inc.           577,500                     21,584,063

Phoenix Investment Partners       203,200                     1,511,300
Ltd.

Pilgrim America Capital Corp.     57,100                      1,284,750
(a)

Pioneer Group, Inc.               131,500                     2,145,094

Price (T. Rowe) Associates,       325,300                     10,023,306
Inc.

Raymond James Financial, Inc.     177,625                     3,241,656

Southwest Securities Group,       50,567                      1,456,962
Inc.

Stifel Financial Corp.            95,817                      940,204

United Asset Management Corp.     45,000                      1,020,938

Waddell & Reed Financial, Inc.:

Class A                           328,636                     6,203,004

Class B                           48,161                      893,989

                                                              285,204,667

TOTAL COMMON STOCKS                                           456,125,096
(Cost $349,978,241)

CASH EQUIVALENTS - 5.6%



Taxable Central Cash Fund (b)     27,012,968                  27,012,968
(Cost $27,012,968)

TOTAL INVESTMENT IN                                           $ 483,138,064
SECURITIES - 100%
(Cost $376,991,209)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $391,812,067 and $521,601,050, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $47,015 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,851,000 and $2,311,600, respectively. The weighted average interest rate was 5.0%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $377,770,273. Net unrealized appreciation aggregated $105,367,791, of which $119,928,083 related to appreciated investment securities and $14,560,292 related to depreciated investment securities.

The fund hereby designates approximately $11,036,000 as a capital gain dividend for the purpose of the dividend paid deduction.
A total of 99% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of these percentages for use in preparing 1999 income tax returns.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 483,138,064
value  (cost $376,991,209) -
 See accompanying schedule

Receivable for investments                   5,672,438
sold

Receivable for fund shares                   634,807
sold

Dividends receivable                         315,066

Interest receivable                          23,840

Redemption fees receivable                   6,692

 TOTAL ASSETS                                489,790,907

LIABILITIES

Payable for investments        $ 2,450,967
purchased

Payable for fund shares         4,277,062
redeemed

Accrued management fee          241,603

Other payables and accrued      296,268
expenses

 TOTAL LIABILITIES                           7,265,900

NET ASSETS                                  $ 482,525,007

Net Assets consist of:

Paid in capital                             $ 364,482,172

Undistributed net investment                 1,842,357
income

Accumulated undistributed net                10,051,293
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  106,149,185
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,723,842                  $ 482,525,007
shares outstanding

NET ASSET VALUE and                          $41.16
redemption price per share
($482,525,007 (divided by)
11,723,842 shares)

Maximum offering price per                   $42.43
share (100/97.00 of $41.16)

STATEMENT OF OPERATIONS

                                YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 8,442,201
Dividends

Interest                                         2,455,320

 TOTAL INCOME                                    10,897,521

EXPENSES

Management fee                   $ 4,267,725

Transfer agent fees               4,027,741

Accounting fees and expenses      593,407

Non-interested trustees'          2,610
compensation

Custodian fees and expenses       49,280

Registration fees                 103,404

Audit                             34,276

Legal                             3,931

Interest                          1,608

Reports to shareholders           74,397

Miscellaneous                     670

 Total expenses before            9,159,049
reductions

 Expense reductions               (141,329)      9,017,720

NET INVESTMENT INCOME                            1,879,801

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,015,878

 Foreign currency transactions    (146,465)      10,869,413

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (42,207,693)

 Assets and liabilities in        (1,183)        (42,208,876)
foreign currencies

NET GAIN (LOSS)                                  (31,339,463)

NET INCREASE (DECREASE) IN                      $ (29,459,662)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 4,817,568
charges paid to FDC

 Sales charges - Retained by                    $ 4,806,902
FDC

 Deferred sales charges                         $ 5,812
withheld   by FDC

 Exchange fees withheld by FSC                  $ 92,633

 Expense reductions  Directed                   $ 136,233
brokerage arrangements

  Custodian credits                              1,168

  Transfer agent credits                         3,928

                                                $ 141,329

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 1,879,801                   $ 2,052,773
income

 Net realized gain (loss)         10,869,413                    24,237,839

 Change in net unrealized         (42,208,876)                  128,112,104
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (29,459,662)                  154,402,716
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (201,762)                     (1,439,025)
From net investment income

 From net realized gain           (10,471,038)                  (10,009,644)

 TOTAL DISTRIBUTIONS              (10,672,800)                  (11,448,669)

Share transactions Net            881,017,420                   894,533,503
proceeds from sales of shares

 Reinvestment of distributions    10,559,880                    11,336,755

 Cost of shares redeemed          (1,046,567,449)               (832,884,965)

 NET INCREASE (DECREASE) IN       (154,990,149)                 72,985,293
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,580,230                     1,340,868

  TOTAL INCREASE (DECREASE)       (193,542,381)                 217,280,208
IN NET ASSETS

NET ASSETS

 Beginning of period              676,067,388                   458,787,180

 End of period (including        $ 482,525,007                 $ 676,067,388
undistributed net investment
income of $1,842,357 and
$675,811, respectively)

OTHER INFORMATION
Shares

 Sold                             21,245,778                    26,764,779

 Issued in reinvestment of        249,064                       321,841
distributions

 Redeemed                         (26,767,460)                  (27,900,822)

 Net increase (decrease)          (5,272,618)                   (814,202)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 39.78    $ 25.76    $ 18.49    $ 15.51   $ 17.75
period

Income from Investment
Operations

Net investment income (loss) C    .10        .16        .08        .09       (.03)

Net realized and unrealized       1.72 G     14.46      7.80       4.29      (2.25)
gain (loss)

Total from investment             1.82       14.62      7.88       4.38      (2.28)
operations

Less Distributions

 From net investment income       (.01)      (.09)      (.06)      (.04)     -

From net realized gain            (.52)      (.61)      (.65)      (1.09)    -

In excess of net realized gain    -          -          -          (.35)     -

Total distributions               (.53)      (.70)      (.71)      (1.48)    -

Redemption fees added to paid     .09        .10        .10        .08       .04
in capital

Net asset value, end of period   $ 41.16    $ 39.78    $ 25.76    $ 18.49   $ 15.51

TOTAL RETURN A, B                 4.76%      57.56%     44.27%     29.85%    (12.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 482,525  $ 676,067  $ 458,787  $ 38,382  $ 27,346
(000 omitted)

Ratio of expenses to average      1.26%      1.33%      1.94%      1.64% D   2.54% D
net assets

Ratio of expenses to average      1.24% E    1.29% E    1.93% E    1.61% E   2.54%
net assets after expense
reductions

Ratio of net investment           .26%       .49%       .37%       .50%      (.20)%
income (loss) to average net
assets

Portfolio turnover rate           59%        100%       16%        166%      139%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
BTOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE. CNET INVESTMENT
INCOME (LOSS) PER SHARE HAS
BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. DFMR
AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES, OR EXPENSES WERE
LIMITED IN ACCORDANCE WITH A
STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. EFMR
OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. FFOR
THE YEAR ENDED FEBRUARY 29.
GTHE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.


FINANCIAL SERVICES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FINANCIAL SERVICES     8.42%        201.90%       625.81%

SELECT FINANCIAL SERVICES     5.10%        192.77%       603.96%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Financial Services         4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT FINANCIAL SERVICES   8.42%        24.73%        21.92%

SELECT FINANCIAL SERVICES   5.10%        23.97%        21.55%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Financial Services       4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Financial Services          S&P 500
             00066                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10409.17                    10233.00
  1989/04/30      10599.43                    10764.09
  1989/05/31      11263.62                    11200.04
  1989/06/30      11185.14                    11136.20
  1989/07/31      12080.37                    12141.80
  1989/08/31      12421.74                    12379.78
  1989/09/30      12679.51                    12329.02
  1989/10/31      11470.78                    12042.99
  1989/11/30      11314.02                    12288.66
  1989/12/31      11035.38                    12583.59
  1990/01/31      10103.76                    11739.23
  1990/02/28      10469.38                    11890.67
  1990/03/31      10307.66                    12205.77
  1990/04/30       9942.04                    11900.63
  1990/05/31      10817.42                    13060.94
  1990/06/30      10515.08                    12972.12
  1990/07/31       9840.09                    12930.61
  1990/08/31       8662.37                    11761.68
  1990/09/30       7372.16                    11188.89
  1990/10/31       6728.81                    11140.78
  1990/11/30       7678.01                    11860.47
  1990/12/31       8350.49                    12191.38
  1991/01/31       9109.30                    12722.92
  1991/02/28      10155.81                    13632.61
  1991/03/31      10641.30                    13962.52
  1991/04/30      10986.54                    13996.03
  1991/05/31      11828.06                    14600.66
  1991/06/30      10867.86                    13931.95
  1991/07/31      11727.37                    14581.18
  1991/08/31      12504.16                    14926.75
  1991/09/30      12428.63                    14677.48
  1991/10/31      12701.95                    14874.16
  1991/11/30      11759.73                    14274.73
  1991/12/31      13496.77                    15907.76
  1992/01/31      14169.06                    15611.87
  1992/02/29      15186.59                    15814.83
  1992/03/31      14844.99                    15506.44
  1992/04/30      15415.53                    15962.33
  1992/05/31      16076.92                    16040.54
  1992/06/30      16446.85                    15801.54
  1992/07/31      16917.18                    16447.82
  1992/08/31      15946.89                    16110.64
  1992/09/30      16443.14                    16300.75
  1992/10/31      17094.94                    16357.80
  1992/11/30      18380.03                    16915.60
  1992/12/31      19276.09                    17123.66
  1993/01/31      20491.95                    17267.50
  1993/02/28      21036.72                    17502.34
  1993/03/31      22138.10                    17871.64
  1993/04/30      21078.28                    17439.14
  1993/05/31      21086.27                    17906.51
  1993/06/30      21873.46                    17958.44
  1993/07/31      22460.86                    17886.61
  1993/08/31      23160.14                    18564.51
  1993/09/30      23695.58                    18421.56
  1993/10/31      23060.24                    18802.89
  1993/11/30      22033.30                    18624.26
  1993/12/31      22659.88                    18849.62
  1994/01/31      24198.15                    19490.50
  1994/02/28      23319.79                    18962.31
  1994/03/31      22254.84                    18135.55
  1994/04/30      23099.94                    18367.69
  1994/05/31      24085.94                    18668.92
  1994/06/30      23517.27                    18211.53
  1994/07/31      24338.18                    18808.87
  1994/08/31      25191.18                    19580.03
  1994/09/30      23292.56                    19100.32
  1994/10/31      23168.73                    19530.08
  1994/11/30      21701.20                    18818.79
  1994/12/31      21833.37                    19097.87
  1995/01/31      22962.51                    19593.08
  1995/02/28      24420.77                    20356.63
  1995/03/31      24851.16                    20957.35
  1995/04/30      25630.92                    21574.54
  1995/05/31      27053.73                    22436.88
  1995/06/30      27180.32                    22958.09
  1995/07/31      28091.73                    23719.38
  1995/08/31      29185.43                    23778.91
  1995/09/30      30851.28                    24782.38
  1995/10/31      30061.39                    24693.91
  1995/11/30      32086.75                    25777.97
  1995/12/31      32169.33                    26274.46
  1996/01/31      33673.39                    27168.84
  1996/02/29      33957.66                    27420.69
  1996/03/31      34360.81                    27684.75
  1996/04/30      33979.47                    28092.83
  1996/05/31      34769.07                    28817.34
  1996/06/30      35277.81                    28927.14
  1996/07/31      34509.40                    27649.13
  1996/08/31      35537.48                    28232.26
  1996/09/30      37895.69                    29821.17
  1996/10/31      40296.30                    30643.63
  1996/11/30      43756.78                    32959.99
  1996/12/31      42501.36                    32307.05
  1997/01/31      45031.80                    34325.59
  1997/02/28      46025.10                    34594.71
  1997/03/31      42567.95                    33173.21
  1997/04/30      46152.92                    35153.65
  1997/05/31      47668.04                    37293.80
  1997/06/30      50202.96                    38964.57
  1997/07/31      55826.39                    42064.98
  1997/08/31      52656.29                    39708.50
  1997/09/30      56030.34                    41883.33
  1997/10/31      55284.44                    40484.43
  1997/11/30      57155.03                    42358.45
  1997/12/31      60344.58                    43085.75
  1998/01/31      59697.00                    43562.28
  1998/02/28      64934.24                    46703.99
  1998/03/31      68455.08                    49095.70
  1998/04/30      69589.60                    49589.60
  1998/05/31      68287.69                    48737.16
  1998/06/30      71403.95                    50716.86
  1998/07/31      71632.48                    50176.72
  1998/08/31      55358.67                    42922.17
  1998/09/30      57304.60                    45671.77
  1998/10/31      63052.37                    49386.71
  1998/11/30      66667.24                    52380.04
  1998/12/31      68873.88                    55398.18
  1999/01/31      70165.75                    57714.93
  1999/02/26      70396.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144213 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $70,396 - a 603.96% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                               % OF FUND'S INVESTMENTS

Citigroup, Inc.                 6.3

American International Group,   5.4
Inc.

Chase Manhattan Corp.           4.7

American Express Co.            4.7

Providian Financial Corp.       4.4

Wells Fargo & Co.               4.4

BankAmerica Corp.               4.4

Household International, Inc.   3.9

Bank One Corp.                  3.8

Freddie Mac                     3.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Banks 29.7%
Credit & Other Finance 27.2%
Insurance 19.8%
Federal Sponsored Credit 8.1%
Securities Industry 4.4%
All Others 10.8%*

Row: 1, Col: 1, Value: 10.8
Row: 1, Col: 2, Value: 4.4
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 19.8
Row: 1, Col: 5, Value: 27.2
Row: 1, Col: 6, Value: 29.7

* INCLUDES SHORT-TERM INVESTMENTS

FINANCIAL SERVICES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Ewing)

Robert Ewing,
Portfolio Manager
of Fidelity Select
Financial Services Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. The fund had a respectable year within the context of what happened to financial services company stocks, although it trailed the overall stock market. For the 12-month period that ended February 28, 1999, the fund had a total return of 8.42%. The Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned 4.74% during the same 12-month period, while the Standard & Poor's 500 Index had a return of 19.74%.

Q. WHAT FACTORS AFFECTED THE MARKET FOR FINANCIAL SERVICES STOCKS
DURING THE PAST 12 MONTHS?

A. Financial services stocks did not fare as well as stocks in general. The 12-month period began with an escalation of global economic turmoil, starting with Asia and moving into other markets, including Eastern European countries and South America. The global problems affected the quality of loans and the earnings growth of financial companies. Market volatility and uncertainty were at their highest in the late summer and early fall, following the Russian bond default and currency devaluation in August. However, when the U.S. Federal Reserve Board cut short-term interest rates three successive times in the fall, the capital markets rebounded. Financial services stocks, which had fallen more sharply than the market as a whole, at first recovered more quickly, but have since lagged the market slightly. At the end of the period, we saw more stability. The year also witnessed an unusually large number of big-company mergers, including Citicorp and Travelers, BankAmerica and NationsBank, First Chicago and Bank One, and Norwest and Wells Fargo.

Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE YEAR?

A. At the beginning of the 12-month period, the fund's portfolio was diversified across large-cap, mid-cap and small-cap companies. Small-cap and mid-cap companies performed well then, but became more expensive on a price-to-earnings ratio basis. Late in the spring, I moved more heavily into big-cap stocks. This worked well as large-cap banks slowed their acquisitions of smaller banks and started merging with each other. Throughout the year, I also focused on consumer-oriented firms, including banks and companies emphasizing consumer finance and credit card operations. The international volatility also had an influence on strategy, as we shifted our emphasis depending on relative valuations. In the spring, as Asia was deteriorating, I de-emphasized companies with an international focus, such as the large money-center banks. Then, as international events unfolded, stocks with a foreign focus were penalized and became unusually cheap. In November, I began increasing our exposure to these companies, adding to positions in stocks such as Chase Manhattan and Citigroup. For most of the period, I also concentrated on companies with more predictable and sustainable earnings growth, such as life insurance companies, including SunAmerica and AFLAC. At the end of the fiscal year, the fund continued to have a big-cap bias, although we did increase our emphasis on mid-cap banks as their relative valuations became more attractive.

Q. WHAT STOCKS HELPED PERFORMANCE, AND WHAT WERE THE DISAPPOINTMENTS?

A. The biggest single contributor to performance was Providian Financial Group, which increased both its credit card business and its fee income. Another healthy performer was American Express, a holding which illustrates the fund's consumer-oriented strategy. American International Group (AIG), which successfully weathered the international problems, helped, as did SunAmerica, which has done a wonderful job selling variable and fixed-rate annuities. AIG acquired SunAmerica in November. BankAmerica was a disappointment as it was affected by the international turmoil even more than most people expected. U.S. Bancorp failed to meet expectations, with disappointing earnings growth the past two fiscal quarters. Also disappointing was a smaller company, Ocwen Asset Investment, a commercial mortgage real estate investment trust.

Q. WHAT IS YOUR OUTLOOK?

A. I still think the backdrop is positive for financial service companies. I think the industry's average earnings growth during the coming year may exceed overall market earnings growth. If that happens, financial services stocks should outperform the market as a whole. While I am somewhat optimistic, I am vigilant in tracking international developments. If we continue to get erosion in international markets, the U.S. economy will be affected, hurting credit quality and the performance of financial services stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 066

TRADING SYMBOL: FIDSX

SIZE: as of February 28, 1999, more than $546 million

MANAGER: Robert Ewing, since 1998; manager,
Fidelity Advisor Financial Services Fund, since
1998; Fidelity Select Environmental Services
Portfolio, 1996-1997; Fidelity Select
Energy Service Portfolio, 1996-1998; joined
Fidelity in 1990

FINANCIAL SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.7%

AmSouth Bancorp.                  40,000                     $ 1,880,000

Bank of New York Co., Inc.        425,936                     14,881,139

Bank One Corp.                    389,219                     20,920,521

BankAmerica Corp.                 366,879                     23,961,785

Chase Manhattan Corp.             325,000                     25,878,125

Comerica, Inc.                    120,167                     7,961,064

First Union Corp.                 90,690                      4,834,911

M&T Bank Corp.                    6,000                       2,854,500

Marshall & Ilsley Corp.           30,000                      1,680,000

Mellon Bank Corp.                 40,000                      2,705,000

U.S. Bancorp                      568,089                     18,356,376

Wachovia Corp.                    89,500                      7,613,094

Wells Fargo & Co.                 665,000                     24,438,750

Zions Bancorp                     90,000                      5,760,000

                                                              163,725,265

CREDIT & OTHER FINANCE - 27.2%

American Express Co.              237,800                     25,801,300

Associates First Capital          440,200                     17,883,125
Corp. Class A

Citigroup, Inc.                   587,000                     34,486,246

Equitable Companies (The),        89,200                      6,026,575
Inc.

Firstcity Financial Corp. (a)     100,300                     1,209,869

Fleet Financial Group, Inc.       234,534                     10,070,304

Household International, Inc.     529,746                     21,520,931

MBNA Corp.                        287,500                     6,971,875

Metris Companies, Inc.            25,000                      1,075,000

Providian Financial Corp.         239,700                     24,479,363

                                                              149,524,588

FEDERAL SPONSORED CREDIT - 8.1%

Fannie Mae                        230,000                     16,100,000

Freddie Mac                       329,600                     19,405,200

SLM Holding Corp.                 216,000                     9,261,000

                                                              44,766,200

INSURANCE - 19.8%

ACE Ltd.                          80,000                      2,180,000

Aegon NV (Reg.)                   36,940                      3,864,848

AFLAC, Inc.                       142,000                     6,265,750

Allmerica Financial Corp.         31,200                      1,665,300

Allstate Corp.                    127,800                     4,792,500

Ambac Financial Group, Inc.       65,000                      3,640,000

American Bankers Insurance        75,000                      3,600,000
Group, Inc.

American International Group,     259,050                     29,515,509
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       154                         10,949,400

Class B (a)                       7                           16,653

Blanch E.W. Holdings, Inc.        35,000                      1,942,500

CMAC Investments Corp.            75,000                      3,098,438

Hartford Financial Services       170,000                     9,190,625
Group, Inc.



                                 SHARES                      VALUE (NOTE 1)

Hartford Life, Inc. Class A       25,000                     $ 1,450,000

Marsh & McLennan Companies,       107,500                     7,612,344
Inc.

MBIA, Inc.                        52,400                      3,225,875

Nationwide Financial              35,000                      1,590,313
Services, Inc.  Class A

PMI Group, Inc.                   46,400                      2,001,000

Progressive Corp.                 17,500                      2,248,750

Reliastar Financial Corp.         65,000                      2,949,375

Torchmark Corp.                   150,000                     4,987,500

UICI (a)                          100,000                     2,300,000

                                                              109,086,680

REAL ESTATE INVESTMENT TRUSTS
- 1.5%

Crescent Real Estate Equities     140,000                     2,922,500
Co.

Duke Realty Investments, Inc.     50,000                      1,090,625

Equity Office Properties Trust    50,000                      1,287,500

Ocwen Asset Investment Corp.      369,000                     1,914,188

Public Storage, Inc.              40,000                      1,020,000

                                                              8,234,813

SAVINGS & LOANS - 2.4%

Charter One Financial, Inc.       75,000                      2,160,938

Dime Bancorp, Inc.                60,000                      1,485,000

Golden State Bancorp, Inc.        100,000                     1,781,250

Golden State Bancorp, Inc.        50,000                      253,125
litigation warrants 12/31/99
(a)

Washington Mutual, Inc.           188,880                     7,555,200

                                                              13,235,513

SECURITIES INDUSTRY - 4.4%

Bear Stearns Companies, Inc.      57,750                      2,472,422

E Trade Group, Inc. (a)           30,000                      1,380,000

Investors Group, Inc.             200,000                     2,904,895

Lehman Brothers Holdings,         125,600                     6,656,800
Inc.

Morgan Stanley, Dean Witter &     70,000                      6,335,000
Co.

Waddell & Reed Financial, Inc.:

Class A                           178,535                     3,369,848

Class B                           36,735                      681,893

                                                              23,800,858

TOTAL COMMON STOCKS                                            512,373,917
(Cost $374,372,608)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     37,949,707                  37,949,707
(Cost $37,949,707)

TOTAL INVESTMENT IN                                           $ 550,323,624
SECURITIES - 100%
(Cost $412,322,315)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $343,643,233 and $421,107,652, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,514 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,820,475. The fund received cash collateral of $1,861,800.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $414,728,198. Net unrealized appreciation aggregated $135,595,426, of which $147,529,914 related to appreciated investment securities and $11,934,488 related to depreciated investment securities.

The fund hereby designates approximately $62,832,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 51% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

FINANCIAL SERVICES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 550,323,624
value  (cost $412,322,315) -
 See accompanying schedule

Receivable for fund shares                    1,408,735
sold

Dividends receivable                          503,053

Interest receivable                           120,798

Redemption fees receivable                    5,946

 TOTAL ASSETS                                 552,362,156

LIABILITIES

Payable for fund shares         $ 2,951,093
redeemed

Accrued management fee           262,558

Other payables and accrued       287,194
expenses

Collateral on securities         1,861,800
loaned,  at value

 TOTAL LIABILITIES                            5,362,645

NET ASSETS                                   $ 546,999,511

Net Assets consist of:

Paid in capital                              $ 388,431,484

Undistributed net investment                  3,679,892
income

Accumulated undistributed net                 16,886,826
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   138,001,309
(depreciation) on investments

NET ASSETS, for 5,425,361                    $ 546,999,511
shares outstanding

NET ASSET VALUE and                           $100.82
redemption price per share
($546,999,511 (divided by)
5,425,361 shares)

Maximum offering price per                    $103.94
share (100/97.00 of $100.82)

STATEMENT OF OPERATIONS

                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 8,663,505
Dividends

Interest (including income on                  2,337,085
securities loaned of $5,426)

 TOTAL INCOME                                  11,000,590

EXPENSES

Management fee                   $ 3,668,034

Transfer agent fees               3,122,127

Accounting and security           543,416
lending fees

Non-interested trustees'          2,407
compensation

Custodian fees and expenses       17,213

Registration fees                 53,760

Audit                             28,584

Legal                             3,384

Reports to shareholders           62,257

 Total expenses before            7,501,182
reductions

 Expense reductions               (106,101)    7,395,081

NET INVESTMENT INCOME                          3,605,509

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,710,294

 Foreign currency transactions    75,133       21,785,427

Change in net unrealized                       9,159,238
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                30,944,665

NET INCREASE (DECREASE) IN                    $ 34,550,174
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 2,154,649
charges paid to FDC

 Sales charges - Retained by                  $ 2,152,071
FDC

 Deferred sales charges                       $ 13,596
withheld   by FDC

 Exchange fees withheld by FSC                $ 52,705

 Expense reductions  Directed                 $ 104,171
brokerage arrangements

  Custodian credits                            1,684

  Transfer agent credits                       246

                                              $ 106,101

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,605,509                   $ 3,633,948
income

 Net realized gain (loss)         21,785,427                    108,047,031

 Change in net unrealized         9,159,238                     47,345,052
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       34,550,174                    159,026,031
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,162,919)                   (3,089,281)
From net investment income

 From net realized gain           (66,118,174)                  (50,526,464)

 TOTAL DISTRIBUTIONS              (67,281,093)                  (53,615,745)

Share transactions Net            389,871,130                   474,752,061
proceeds from sales of shares

 Reinvestment of distributions    66,001,479                    52,640,022

 Cost of shares redeemed          (481,672,418)                 (455,053,591)

 NET INCREASE (DECREASE) IN       (25,799,809)                  72,338,492
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  622,623                       734,651

  TOTAL INCREASE (DECREASE)       (57,908,105)                  178,483,429
IN NET ASSETS

NET ASSETS

 Beginning of period              604,907,616                   426,424,187

 End of period (including        $ 546,999,511                 $ 604,907,616
undistributed net investment
income of $3,679,892 and
$1,378,882, respectively)

OTHER INFORMATION
Shares

 Sold                             3,952,203                     5,332,883

 Issued in reinvestment of        658,905                       604,501
distributions

 Redeemed                         (5,042,955)                   (5,221,709)

 Net increase (decrease)          (431,847)                     715,675




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 103.28   $ 82.94    $ 65.70    $ 48.23    $ 51.24
period

Income from Investment
Operations

Net investment income C           .56        .70        .74        1.03       .76

Net realized and unrealized       7.88       30.65      21.55      17.56      .87
gain (loss)

Total from investment             8.44       31.35      22.29      18.59      1.63
operations

Less Distributions

 From net investment income       (.19)      (.64)      (.63)      (.37)      (.79)

From net realized gain            (10.81)    (10.51)    (4.56)     (.91)      (3.93)

Total distributions               (11.00)    (11.15)    (5.19)     (1.28)     (4.72)

Redemption fees added to paid     .10        .14        .14        .16        .08
in capital

Net asset value, end of period   $ 100.82   $ 103.28   $ 82.94    $ 65.70    $ 48.23

TOTAL RETURN A, B                 8.42%      41.08%     35.54%     39.05%     4.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 547,000  $ 604,908  $ 426,424  $ 270,466  $ 153,089
(000 omitted)

Ratio of expenses to average      1.20%      1.31%      1.45%      1.42%      1.56%
net assets

Ratio of expenses to average      1.18% D    1.29% D    1.43% D    1.41% D    1.54% D
net assets after expense
reductions

Ratio of net investment           .58%       .78%       1.03%      1.78%      1.52%
income to average net assets

Portfolio turnover rate           60%        84%        80%        125%       107%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.

HOME FINANCE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HOME FINANCE               -19.12%      154.36%       622.25%

SELECT HOME FINANCE  (LOAD        -21.62%      146.66%       600.51%
ADJ.)

S&P 500                           19.74%       194.91%       459.21%

GS Financial Services             4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HOME FINANCE         -19.12%      20.53%        21.86%

SELECT HOME FINANCE  (LOAD  -21.62%      19.79%        21.49%
ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Financial Services       4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Home Finance                S&P 500
             00098                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9747.09                    10233.00
  1989/04/30      10246.21                    10764.09
  1989/05/31      10688.83                    11200.04
  1989/06/30      10903.98                    11136.20
  1989/07/31      11283.91                    12141.80
  1989/08/31      11977.28                    12379.78
  1989/09/30      12423.70                    12329.02
  1989/10/31      10875.49                    12042.99
  1989/11/30      10524.05                    12288.66
  1989/12/31       9575.08                    12583.59
  1990/01/31       8781.29                    11739.23
  1990/02/28       9108.73                    11890.67
  1990/03/31       9128.57                    12205.77
  1990/04/30       8910.28                    11900.63
  1990/05/31       9753.68                    13060.94
  1990/06/30       9654.46                    12972.12
  1990/07/31       8820.98                    12930.61
  1990/08/31       7927.97                    11761.68
  1990/09/30       7243.32                    11188.89
  1990/10/31       6697.59                    11140.78
  1990/11/30       7421.93                    11860.47
  1990/12/31       8130.87                    12191.38
  1991/01/31       8908.60                    12722.92
  1991/02/28      10120.65                    13632.61
  1991/03/31      10585.28                    13962.52
  1991/04/30      10948.89                    13996.03
  1991/05/31      11403.41                    14600.66
  1991/06/30      10767.08                    13931.95
  1991/07/31      11918.54                    14581.18
  1991/08/31      12373.06                    14926.75
  1991/09/30      12272.05                    14677.48
  1991/10/31      12059.94                    14874.16
  1991/11/30      11504.42                    14274.73
  1991/12/31      13383.86                    15907.76
  1992/01/31      14702.82                    15611.87
  1992/02/29      15663.93                    15814.83
  1992/03/31      15398.09                    15506.44
  1992/04/30      15725.27                    15962.33
  1992/05/31      17279.40                    16040.54
  1992/06/30      17301.04                    15801.54
  1992/07/31      18151.74                    16447.82
  1992/08/31      17167.80                    16110.64
  1992/09/30      17444.53                    16300.75
  1992/10/31      17772.52                    16357.80
  1992/11/30      19596.91                    16915.60
  1992/12/31      21126.79                    17123.66
  1993/01/31      22642.52                    17267.50
  1993/02/28      23026.65                    17502.34
  1993/03/31      23846.80                    17871.64
  1993/04/30      22555.15                    17439.14
  1993/05/31      22169.15                    17906.51
  1993/06/30      22722.07                    17958.44
  1993/07/31      24182.63                    17886.61
  1993/08/31      25455.40                    18564.51
  1993/09/30      27082.87                    18421.56
  1993/10/31      27291.52                    18802.89
  1993/11/30      26070.92                    18624.26
  1993/12/31      26893.35                    18849.62
  1994/01/31      28070.76                    19490.50
  1994/02/28      27542.57                    18962.31
  1994/03/31      27025.39                    18135.55
  1994/04/30      28070.28                    18367.69
  1994/05/31      29801.59                    18668.92
  1994/06/30      30297.89                    18211.53
  1994/07/31      30967.33                    18808.87
  1994/08/31      31971.49                    19580.03
  1994/09/30      30875.00                    19100.32
  1994/10/31      29028.27                    19530.08
  1994/11/30      27527.80                    18818.79
  1994/12/31      27614.38                    19097.87
  1995/01/31      28831.33                    19593.08
  1995/02/28      30967.47                    20356.63
  1995/03/31      30915.68                    20957.35
  1995/04/30      32533.96                    21574.54
  1995/05/31      34462.96                    22436.88
  1995/06/30      34825.45                    22958.09
  1995/07/31      36223.65                    23719.38
  1995/08/31      39563.79                    23778.91
  1995/09/30      40392.35                    24782.38
  1995/10/31      39654.41                    24693.91
  1995/11/30      41842.33                    25777.97
  1995/12/31      42385.70                    26274.46
  1996/01/31      43544.58                    27168.84
  1996/02/29      44357.13                    27420.69
  1996/03/31      45369.48                    27684.75
  1996/04/30      44790.24                    28092.83
  1996/05/31      45788.62                    28817.34
  1996/06/30      45993.76                    28927.14
  1996/07/31      46814.35                    27649.13
  1996/08/31      48742.72                    28232.26
  1996/09/30      51204.47                    29821.17
  1996/10/31      54801.37                    30643.63
  1996/11/30      58904.29                    32959.99
  1996/12/31      58015.82                    32307.05
  1997/01/31      61784.93                    34325.59
  1997/02/28      65426.03                    34594.71
  1997/03/31      59367.01                    33173.21
  1997/04/30      61146.40                    35153.65
  1997/05/31      65244.08                    37293.80
  1997/06/30      70813.88                    38964.57
  1997/07/31      77476.39                    42064.98
  1997/08/31      74274.14                    39708.50
  1997/09/30      80936.65                    41883.33
  1997/10/31      80299.23                    40484.43
  1997/11/30      80754.53                    42358.45
  1997/12/31      84557.77                    43085.75
  1998/01/31      79752.80                    43562.28
  1998/02/28      86619.36                    46703.99
  1998/03/31      92463.25                    49095.70
  1998/04/30      94642.35                    49589.60
  1998/05/31      91346.68                    48737.16
  1998/06/30      89765.43                    50716.86
  1998/07/31      86270.02                    50176.72
  1998/08/31      63366.77                    42922.17
  1998/09/30      66645.79                    45671.77
  1998/10/31      68443.43                    49386.71
  1998/11/30      72288.38                    52380.04
  1998/12/31      72038.71                    55398.18
  1999/01/31      71755.75                    57714.93
  1999/02/26      70051.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162722 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $70,051 - a 600.51% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                             % OF FUND'S INVESTMENTS

Washington Mutual, Inc.       13.1

Charter One Financial, Inc.   7.6

Dime Bancorp, Inc.            6.1

Astoria Financial Corp.       5.8

Freddie Mac                   5.6

Greenpoint Financial Corp.    4.8

Peoples Heritage Financial    3.1
Group, Inc.

PMI Group, Inc.               3.0

Bank United Corp. Class A     2.6

Washington Federal, Inc.      2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Savings & Loans 57.2%
Credit & Finance 12.6%
Banks 11.0%
Federal Sponsored Credit 7.6%
Insurance 5.6%
All Others 6.0%*

Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 12.6
Row: 1, Col: 6, Value: 57.2

* INCLUDES SHORT-TERM INVESTMENTS

HOME FINANCE PORTFOLIO

FUND TALK: THE MANAGERS' OVERVIEW

(photographs of Robert Ewing and Victor Thay)

NOTE TO SHAREHOLDERS: The following is an interview with Robert Ewing
(left), Fidelity Financial Services Sector Leader, who addresses the fund's 12-month performance under its previous portfolio manager; and with Victor Thay (right), who became manager of the Fidelity Select Home Finance Portfolio on March 30, 1999, after the end of the period covered by this report.

Q. HOW DID THE FUND PERFORM, BOB?

B.E. It was a disappointing year. For the 12 months that ended
February 28, 1999, the fund had a total return of -19.12%, compared to a gain of 19.74% for the broadly based Standard & Poor's 500 Index. Moreover, the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - had a return of 4.74% over the same period.

Q. WHY WAS THE FUND'S PERFORMANCE SO WEAK COMPARED TO ITS BENCHMARKS?

B.E. Russia's currency devaluation and debt default, together with the near-failure of a prominent hedge fund, created a severe credit crunch that prompted a sharp selloff in virtually all sectors of the market - particularly mortgage finance shares - in the late summer and early fall of 1998. Subsequently, other segments of the Goldman Sachs index and the S&P 500 enjoyed greater participation in the rally that took place in the second half of the period. Another negative factor was the fund's overweighting in small-capitalization stocks, which underperformed large-cap shares during the selloff and ensuing recovery.

Q. WHY DID MORTGAGE FINANCE SHARES LANGUISH WHILE OTHER STOCKS
RALLIED?

B.E. Investors were concerned about slower asset growth due to an increase in refinancings and prepayments triggered by the overall downward trend in interest rates. There was also concern that the narrowing spread between short-term and long-term interest rates would decrease profit margins for mortgage lenders. Furthermore, industry consolidation, which had helped to fuel the outperformance of mortgage finance stocks in the past, slowed in response to last fall's credit crunch.

Q. WHAT ADJUSTMENTS DID THE FUND MAKE IN RESPONSE TO
THESE EVENTS?

B.E. The fund shifted some assets out of small-capitalization stocks and into higher-quality, large-capitalization shares.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?

B.E. Freddie Mac benefited from the refinancing wave and the shift toward fixed-rate mortgages, where the company has a profitable niche. The resulting stronger-than-expected portfolio and earnings growth allowed Freddie Mac to buck the downward trend of most mortgage finance stocks. Providian Financial, a credit card and consumer finance company, was another strong holding. The company reported faster-than-expected earnings growth and pursued an innovative strategy of focusing on an underserved market segment.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

B.E. Sub-prime home equity lenders - firms that lend money to people with less than prime credit histories - performed poorly. In that category, FIRSTPLUS Financial, Aames Financial and ContiFinancial were all hurt by last fall's liquidity crunch and by a higher-than-expected increase in prepayments resulting from falling interest rates. Small-capitalization savings and loan stocks also were weak, as fears abounded of slower asset and earnings growth. Roslyn Bancorp was one example.

Q. TURNING TO YOU, VICTOR, WHAT'S YOUR OUTLOOK FOR THE FUND?

V.T. There are several potential positives either already occurring or on the near-term horizon. The first two months of 1999 saw mortgage rates rise about one-half of a percent, resulting in a meaningful slowdown in refinancings. In addition, the spread - or difference in yield - between short-term and long-term interest rates widened moderately, enabling lenders such as banks and savings and loans to operate more profitably. Moreover, several high-profile thrifts that have recently completed mergers will be eligible to buy back their stock in the next few months, which should tend to support their stock prices. Another positive is that industry consolidation is likely to accelerate again as companies begin to look past the uncertainty of January 1, 2000. Finally, a widely followed lawsuit against the federal government is due to be settled in April. A settlement in favor of the plaintiff - a large California savings and loan - would set an important precedent for other thrifts. These factors, together with an apparently strong economy and housing market, good credit quality and other favorable economic fundamentals, should enable mortgage finance companies to continue to grow their earnings at an average rate above that of most S&P 500 firms. Given price-to-earnings ratios for mortgage finance shares that have been averaging about half of those of the typical S&P 500 stock, I believe mortgage finance stocks represent excellent values with good growth potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 098

TRADING SYMBOL: FSVLX

SIZE: as of February 28, 1999, more than $740 million

MANAGER: Victor Thay, since March 1999;
manager, Fidelity Select Natural Gas Portfolio, since 1997; analyst, U.S. and Canadian exploration and production industry,
1996-present; analyst, Canadian equities,
1995-1996; joined Fidelity in 1995

HOME FINANCE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.2%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.5%

Ugly Duckling Corp.               767,800                    $ 3,982,962

BANKS - 11.0%

Acadiana Bancshares, Inc. (c)     121,100                     2,179,800

Advanta Corp.                     132,900                     1,553,269

BankAmerica Corp.                 189,217                     12,358,235

Chase Manhattan Corp.             201,000                     16,004,625

North Fork Bancorp, Inc.          617,024                     13,574,528

Peoples Heritage Financial        1,346,175                   22,884,975
Group, Inc.

R&G Financial Corp. Class B       72,700                      1,354,038

SouthTrust Corp.                  9,100                       364,569

U.S. Bancorp                      163,800                     5,292,788

UnionBanCal Corp.                 139,800                     4,394,963

UST Corp.                         81,640                      1,709,338

                                                              81,671,128

CREDIT & OTHER FINANCE - 12.6%

Aames Financial Corp.             536,750                     1,107,047

Allied Capital Corp.              29,200                      514,650

Associates First Capital          105,100                     4,269,688
Corp. Class A

BNC Mortgage, Inc. (a)            204,600                     1,176,450

Citigroup, Inc.                   23,700                      1,392,375

Coast Federal Litigation          269,400                     1,835,288
Contingent Payment Rights
Trust rights 12/31/00 (a)

ContiFinancial Corp. (a)          125,000                     437,500

Countrywide Credit                96,603                      3,658,839
Industries, Inc.

Delta Financial Corp. (a)         527,300                     3,064,931

Doral Financial Corp.             86,100                      1,630,519

Federal Agricultural Mortgage     119,400                     5,074,500
Corp. Class C (a)

First Alliance Corp. (a)          595,250                     2,157,781

FIRSTPLUS Financial Group,        987,600                     1,357,950
Inc. (a)

Greenpoint Financial Corp.        1,162,700                   35,680,356

Household International, Inc.     50,000                      2,031,250

Imperial Credit Industries (a)    342,500                     2,954,063

Life Financial Corp. (a)          326,400                     1,264,800

Long Beach Financial Corp. (a)    916,200                     8,703,900

New Century Financial Corp.       376,600                     4,425,050
(a)

Providian Financial Corp.         76,900                      7,853,413

Resource Bancshares Mortgage      248,775                     3,482,850
Group, Inc.

United Companies Financial        115,300                     50,444
Corp.

                                                              94,123,644

FEDERAL SPONSORED CREDIT - 7.6%

Fannie Mae                        120,000                     8,400,000

Freddie Mac                       705,900                     41,559,863

SLM Holding Corp.                 152,000                     6,517,000

                                                              56,476,863



                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Linc Capital, Inc. (a)            68,400                     $ 547,200

INSURANCE - 5.6%

CMAC Investments Corp.            216,600                     8,948,288

Conseco, Inc.                     47,823                      1,431,701

MGIC Investment Corp.             272,800                     9,292,250

PMI Group, Inc.                   518,040                     22,340,475

                                                              42,012,714

REAL ESTATE INVESTMENT TRUSTS
- 1.6%

Impac Mortgage Holdings, Inc.     222,600                     1,279,950

Imperial Credit Commercial        107,700                     976,031
Mortgage Investment Corp.

Indymac Mortgage Holdings,        258,200                     2,743,375
Inc.

Novastar Financial, Inc.          86,200                      554,913

Ocwen Asset Investment Corp.      791,300                     4,104,869

Thornburg Mortgage Asset          250,900                     2,367,869
Corp.

                                                              12,027,007

SAVINGS & LOANS - 57.2%

Andover Bancorp, Inc.             87,150                      2,614,500

Astoria Financial Corp.           958,800                     43,445,625

Bank Plus Corp. (a)               278,600                     1,218,875

Bank United Corp. Class A         494,200                     19,520,900

Bay View Capital Corp.            261,003                     5,203,747

Carver Bancorp, Inc.              99,800                      698,600

Charter One Financial, Inc.       1,971,964                   56,817,213

Citizens First Financial          172,000                     2,644,500
Corp. (a)(c)

Commercial Federal Corp.          765,425                     16,695,833

Dime Bancorp, Inc.                1,848,184                   45,742,554

Dime Community Bancorp, Inc.      169,000                     3,728,563

Downey Financial Corp.            24,662                      500,947

First Bergen Bancorp              56,100                      1,311,338

First Essex Bancorp, Inc.         49,100                      804,013

First Federal Savings & Loan      52,300                      1,287,888
Association (East Hartford,
Conn.)

First Washington Bancorp,         59,200                      1,261,700
Inc.

FirstFed Financial Corp. (a)      357,100                     6,048,381

Flagstar Bancorp, Inc.            246,200                     6,893,600

GA Financial, Inc.                203,400                     3,101,850

Golden State Bancorp, Inc.        1,010,092                   17,992,264

Golden State Bancorp, Inc.        898,761                     4,549,978
litigation warrants 12/31/99
(a)

Haven Bancorp, Inc.               263,400                     3,720,525

HF Bancorp, Inc. (a)              113,200                     1,952,700

ITLA Capital Corp. (a)            76,300                      1,182,650

Ocwen Financial Corp. (a)         205,400                     1,643,200

Peoples Bancorp, Inc.             366,800                     3,576,300

PFF Bancorp, Inc. (a)             345,200                     6,041,000

Provident Financial Holdings,     95,700                      1,531,200
Inc. (a)

Quaker City Bancorp, Inc. (a)     83,825                      1,252,136

Richmond County Financial         102,500                     1,582,344
Corp.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SAVINGS & LOANS - CONTINUED

Roslyn Bancorp, Inc.              316,315                    $ 5,159,888

SGV Bancorp., Inc. (a)(c)         137,800                     1,670,825

Sovereign Bancorp, Inc.           1,271,877                   15,580,493

TCF Financial Corp.               708,700                     17,053,094

Washington Federal, Inc.          803,470                     18,078,075

Washington Mutual, Inc.           2,451,180                   98,047,191

Webster Financial Corp.           188,400                     5,757,975

Wilshire Financial Services       374,600                     140,475
Group, Inc. (a)

Yonkers Financial Corp.           61,200                      910,350

                                                              426,963,290

TOTAL COMMON STOCKS                                           717,804,808
(Cost $625,347,348)

CONVERTIBLE PREFERRED STOCKS
- 0.2%



REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Walden Residential                80,000                      1,730,000
Properties, Inc.  Series B,
$2.29 (Cost $2,000,000)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     26,596,475                  26,596,475
(Cost $26,596,475)

TOTAL INVESTMENT IN                                           $ 746,131,283
SECURITIES - 100%
(Cost $653,943,823)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $236,128,665 and $794,743,099, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $118,062 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $9,580,000 and $4,095,824, respectively. The weighted average interest rate was 5.18%.

Transactions during the period with companies which are or were affiliates are as follows:

                        PURCHASES   SALES        DIVIDEND  VALUE
AFFILIATE               COST        COST         INCOME

Acadiana Bancshares,
Inc.                    $ -         $ 431,330    $ 66,924  $ 2,179,800
Carver Bancorp, Inc.      -         311,715      6,990     -
Citizens First Financial
 Corp.                    -         29,498       -         2,644,500
First Alliance Corp.    2,556,250   237,188      -         -
First Bergen Bancorp      -         536,250      8,775     -
Life Financial Corp.    123,750     343,913      -         -
Long Beach Financial
Corp.                   795,513     1,808,425    -         -
R&G Financial Corp.
Class B                   -         391,667      -         -
RedFed Bancorp, Inc.      -         1,771,875    -         -
Redwood Trust, Inc.     888,284     3,012,247    207,599   -
SGV Bancorp., Inc.        -         20,900       -         1,670,825
Ugly Duckling Corp.     778,735     10,748,373   128,203   -
TOTALS                  $ 5,142,532 $ 19,643,381 $ 418,491 $ 6,495,125

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $656,861,339. Net unrealized appreciation aggregated $89,269,944, of which $213,371,565 related to appreciated investment securities and $124,101,621 related to depreciated investment securities.

The fund hereby designates approximately $45,625,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

HOME FINANCE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 746,131,283
value  (cost $653,943,823) -
 See accompanying schedule

Receivable for investments                   1,122,003
sold

Receivable for fund shares                   312,111
sold

Dividends receivable                         1,020,966

Interest receivable                          77,051

Redemption fees receivable                   4,211

Other receivables                            7,329

 TOTAL ASSETS                                748,674,954

LIABILITIES

Payable for investments        $ 1,355,000
purchased

Payable for fund shares         6,038,322
redeemed

Accrued management fee          378,339

Other payables and accrued      463,076
expenses

 TOTAL LIABILITIES                           8,234,737

NET ASSETS                                  $ 740,440,217

Net Assets consist of:

Paid in capital                             $ 620,230,274

Undistributed net investment                 7,800,879
income

Accumulated undistributed net                20,220,842
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  92,188,222
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 17,590,183                  $ 740,440,217
shares outstanding

NET ASSET VALUE and                          $42.09
redemption price per share
($740,440,217 (divided by)
17,590,183 shares)

Maximum offering price per                   $43.39
share (100/97.00 of $42.09)

STATEMENT OF OPERATIONS

                                 YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                                $ 21,826,996
Dividends (including $418,491
received from affiliated
issuers)

Interest                                          1,839,067

 TOTAL INCOME                                     23,666,063

EXPENSES

Management fee                   $ 7,895,622

Transfer agent fees               7,065,489

Accounting fees and expenses      753,655

Non-interested trustees'          4,508
compensation

Custodian fees and expenses       63,138

Registration fees                 64,138

Audit                             41,149

Legal                             8,350

Interest                          10,024

Reports to shareholders           175,156

 Total expenses before            16,081,229
reductions

 Expense reductions               (140,681)       15,940,548

NET INVESTMENT INCOME                             7,725,515

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            22,593,970
(including realized gain
(loss)  of $7,792,207 on
sales of investments in
affiliated issuers)

 Foreign currency transactions    (10,336)        22,583,634

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (316,656,889)

 Assets and liabilities in        (231)           (316,657,120)
foreign currencies

NET GAIN (LOSS)                                   (294,073,486)

NET INCREASE (DECREASE) IN                       $ (286,347,971)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 4,255,219
charges paid to FDC

 Sales charges - Retained by                     $ 4,241,642
FDC

 Deferred sales charges                          $ 13,199
withheld   by FDC

 Exchange fees withheld by FSC                   $ 159,788

EXPENSE REDUCTIONS Directed                       119,026
brokerage arrangements

 Custodian credits                                12,536

 Transfer agent credits                           9,119

                                                 $ 140,681

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 7,725,515                   $ 8,926,749
income

 Net realized gain (loss)         22,583,634                    177,748,259

 Change in net unrealized         (316,657,120)                 165,002,991
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (286,347,971)                 351,677,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,223,405)                   (7,530,670)
From net investment income

 From net realized gain           (43,930,438)                  (153,895,241)

 TOTAL DISTRIBUTIONS              (46,153,843)                  (161,425,911)

Share transactions Net            655,146,906                   1,194,996,073
proceeds from sales of shares

 Reinvestment of distributions    45,331,306                    158,982,280

 Cost of shares redeemed          (1,297,847,011)               (1,054,168,696)

 NET INCREASE (DECREASE) IN       (597,368,799)                 299,809,657
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,700,582                     1,720,473

  TOTAL INCREASE (DECREASE)       (928,170,031)                 491,782,218
IN NET ASSETS

NET ASSETS

 Beginning of period              1,668,610,248                 1,176,828,030

 End of period (including        $ 740,440,217                 $ 1,668,610,248
undistributed net investment
income of $7,800,879 and
$4,200,147, respectively)

OTHER INFORMATION
Shares

 Sold                             13,208,817                    24,323,664

 Issued in reinvestment of        793,059                       3,484,445
distributions

 Redeemed                         (27,681,040)                  (22,121,347)

 Net increase (decrease)          (13,679,164)                  5,686,762




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998         1997         1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.36    $ 46.00      $ 33.30      $ 23.92    $ 25.03
period

Income from Investment
Operations

Net investment income c           .28        .33          .53          .53        .20

Net realized and unrealized       (10.16)    13.10        14.60        9.72       2.34
gain (loss)

Total from investment             (9.88)     13.43        15.13        10.25      2.54
operations

Less Distributions

 From net investment income       (.07)      (.29)        (.32)        (.19)      (.12)

From net realized gain            (1.38)     (5.84)       (2.16)       (.73)      (3.60)

Total distributions               (1.45)     (6.13)       (2.48)       (.92)      (3.72)

Redemption fees added to paid     .06        .06          .05          .05        .07
in capital

Net asset value, end of period   $ 42.09    $ 53.36      $ 46.00      $ 33.30    $ 23.92

TOTAL RETURN a,b                  (19.12)%   32.39%       47.50%       43.24%     12.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 740,440  $ 1,668,610  $ 1,176,828  $ 617,035  $ 229,924
(000 omitted)

Ratio of expenses to average      1.19%      1.21%        1.38%        1.35%      1.47%
net assets

Ratio of expenses to average      1.18% d    1.19% d      1.34% d      1.32% d    1.45% d
net assets after expense
reductions

Ratio of net investment           .57%       .67%         1.41%        1.80%      .80%
income to average net assets

Portfolio turnover rate           18%        54%          78%          81%        124%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


INSURANCE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INSURANCE                9.84%        186.10%       476.22%

SELECT INSURANCE (LOAD ADJ.)    6.47%        177.44%       458.86%

S&P 500                         19.74%       194.91%       459.21%

GS Financial Services           4.74%        n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT INSURANCE              9.84%        23.40%        19.14%

SELECT INSURANCE (LOAD ADJ.)  6.47%        22.64%        18.78%

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Insurance                   S&P 500
             00045                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9926.90                    10233.00
  1989/04/30      10251.04                    10764.09
  1989/05/31      10307.77                    11200.04
  1989/06/30      10534.57                    11136.20
  1989/07/31      11419.21                    12141.80
  1989/08/31      11768.20                    12379.78
  1989/09/30      11930.52                    12329.02
  1989/10/31      12320.09                    12042.99
  1989/11/30      12652.85                    12288.66
  1989/12/31      12342.05                    12583.59
  1990/01/31      11294.45                    11739.23
  1990/02/28      11613.64                    11890.67
  1990/03/31      11556.35                    12205.77
  1990/04/30      11155.31                    11900.63
  1990/05/31      12178.36                    13060.94
  1990/06/30      12211.10                    12972.12
  1990/07/31      12031.04                    12930.61
  1990/08/31      10778.83                    11761.68
  1990/09/30       9845.81                    11188.89
  1990/10/31       9452.96                    11140.78
  1990/11/30      10705.17                    11860.47
  1990/12/31      11130.76                    12191.38
  1991/01/31      11728.22                    12722.92
  1991/02/28      12914.95                    13632.61
  1991/03/31      13766.13                    13962.52
  1991/04/30      13692.47                    13996.03
  1991/05/31      14036.21                    14600.66
  1991/06/30      13163.67                    13931.95
  1991/07/31      13652.45                    14581.18
  1991/08/31      13569.60                    14926.75
  1991/09/30      13702.15                    14677.48
  1991/10/31      14116.36                    14874.16
  1991/11/30      13992.10                    14274.73
  1991/12/31      15213.56                    15907.76
  1992/01/31      15196.93                    15611.87
  1992/02/29      15604.29                    15814.83
  1992/03/31      15379.83                    15506.44
  1992/04/30      14989.10                    15962.33
  1992/05/31      15188.62                    16040.54
  1992/06/30      15506.38                    15801.54
  1992/07/31      16384.95                    16447.82
  1992/08/31      15904.90                    16110.64
  1992/09/30      16747.25                    16300.75
  1992/10/31      17462.79                    16357.80
  1992/11/30      18060.58                    16915.60
  1992/12/31      18636.79                    17123.66
  1993/01/31      19416.00                    17267.50
  1993/02/28      19782.69                    17502.34
  1993/03/31      20827.74                    17871.64
  1993/04/30      20332.14                    17439.14
  1993/05/31      19808.45                    17906.51
  1993/06/30      20019.76                    17958.44
  1993/07/31      20718.02                    17886.61
  1993/08/31      21774.59                    18564.51
  1993/09/30      21848.09                    18421.56
  1993/10/31      21214.15                    18802.89
  1993/11/30      19918.70                    18624.26
  1993/12/31      20160.62                    18849.62
  1994/01/31      20432.38                    19490.50
  1994/02/28      19536.58                    18962.31
  1994/03/31      18620.64                    18135.55
  1994/04/30      18821.95                    18367.69
  1994/05/31      19687.56                    18668.92
  1994/06/30      19576.84                    18211.53
  1994/07/31      19939.19                    18808.87
  1994/08/31      20482.71                    19580.03
  1994/09/30      20341.80                    19100.32
  1994/10/31      20090.16                    19530.08
  1994/11/30      19073.58                    18818.79
  1994/12/31      20090.16                    19097.87
  1995/01/31      20814.86                    19593.08
  1995/02/28      21448.97                    20356.63
  1995/03/31      21791.19                    20957.35
  1995/04/30      21992.51                    21574.54
  1995/05/31      22476.53                    22436.88
  1995/06/30      23182.38                    22958.09
  1995/07/31      23878.16                    23719.38
  1995/08/31      24573.93                    23778.91
  1995/09/30      25794.06                    24782.38
  1995/10/31      25017.61                    24693.91
  1995/11/30      26510.00                    25777.97
  1995/12/31      27083.48                    26274.46
  1996/01/31      27872.12                    27168.84
  1996/02/29      27778.72                    27420.69
  1996/03/31      27467.42                    27684.75
  1996/04/30      27126.73                    28092.83
  1996/05/31      27674.96                    28817.34
  1996/06/30      28170.47                    28927.14
  1996/07/31      27548.44                    27649.13
  1996/08/31      28708.15                    28232.26
  1996/09/30      30110.35                    29821.17
  1996/10/31      31691.78                    30643.63
  1996/11/30      33642.20                    32959.99
  1996/12/31      33504.01                    32307.05
  1997/01/31      34880.44                    34325.59
  1997/02/28      35634.20                    34594.71
  1997/03/31      33711.57                    33173.21
  1997/04/30      35701.13                    35153.65
  1997/05/31      38324.03                    37293.80
  1997/06/30      41130.18                    38964.57
  1997/07/31      44600.65                    42064.98
  1997/08/31      42298.46                    39708.50
  1997/09/30      45001.53                    41883.33
  1997/10/31      43810.34                    40484.43
  1997/11/30      44680.82                    42358.45
  1997/12/31      47733.48                    43085.75
  1998/01/31      47080.76                    43562.28
  1998/02/28      50888.31                    46703.99
  1998/03/31      53716.78                    49095.70
  1998/04/30      54041.37                    49589.60
  1998/05/31      53418.72                    48737.16
  1998/06/30      55779.62                    50716.86
  1998/07/31      54715.92                    50176.72
  1998/08/31      46063.59                    42922.17
  1998/09/30      49034.18                    45671.77
  1998/10/31      51096.73                    49386.71
  1998/11/30      54391.62                    52380.04
  1998/12/31      57431.95                    55398.18
  1999/01/31      56052.52                    57714.93
  1999/02/26      55886.00                  55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990312 110614 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $55,886 - a 458.86% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

American International Group,     6.5
Inc.

Marsh & McLennan Companies,       6.0
Inc.

AFLAC, Inc.                       6.0

Citigroup, Inc.                   4.9

Providian Financial Corp.         4.7

Allmerica Financial Corp.         4.7

Mutual Risk Management Ltd.       4.4

Ambac Financial Group, Inc.       4.3

Wellpoint Health Networks, Inc.   3.9

Enhance Financial Services        3.8
Group, Inc.

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Insurance 79.8%
Credit & Other Finance 9.6%
Medical Facilities Management 3.9%
Services 1.8%
All Others 4.9%*

Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 9.6
Row: 1, Col: 5, Value: 79.8

* INCLUDES SHORT-TERM INVESTMENTS

INSURANCE PORTFOLIO

FUND TALK: THE MANAGERS' OVERVIEW

(photographs of Thomas Allen and Timothy Cohen)

NOTE TO SHAREHOLDERS: The following is an interview with Thomas Allen
(left), who managed Fidelity Select Insurance Portfolio for most of the period covered by this report, and with Timothy Cohen (right), who became manager of the fund on February 1, 1999.

Q. HOW DID THE FUND PERFORM, TOM?

T.A. It did pretty well relative to the financial services industry as a whole, particularly in the second half of the period. But the entire sector has been struggling just to keep pace with the broader market. For the 12 months that ended February 28, 1999, the fund returned 9.84%. This compares favorably with the total return of 4.74% for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector - but it is well below the 19.74% return of the Standard and Poor's 500 Index over the same 12-month period.

Q. WHAT MAJOR FACTORS AFFECTED FUND PERFORMANCE?

T.A. Worries about financial collapse in emerging markets, combined with fears of a deep worldwide recession, had a dampening effect on the financial services industry as a whole, and insurance stocks were by no means immune from these concerns. In addition, competitive pricing pressures continued to hurt the insurance sector. However, the fund rebounded from a disappointing first half, benefiting mainly from continued consolidation activity in the industry and some quality-bias shifts in the fund's holdings.

Q. YOU MADE CHANGES TO YOUR STRATEGY THEN?

T.A. There was no fundamental change in strategy. I continued to focus on quality companies with good prospects for long-term revenue growth and solid records of managing losses. But during the early fall of 1998, as I became more concerned about pricing pressures in the property-casualty business, I began trimming the number of holdings in the fund, narrowing the portfolio in favor of fewer, higher-quality names.

Q. WAS IT THIS SUBTLE SHIFT THAT HELPED YOU BEAT THE FINANCIAL
SERVICES SECTOR AS A WHOLE?

T.A. To some degree, yes, I believe it was. As I mentioned earlier, it was not a great year for financial services stocks. The quality bias I emphasized during the year resulted in the fund owning a group of stocks that either suffered less than the industry as a whole, or benefited from better revenue growth and fewer losses.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

T.A. Providian Financial, a credit card company spin-off of Providian Insurance Company, did especially well, based on solid revenue growth, excellent underwriting and loss management, and outstanding earnings growth. The fund also benefited from the consummation of two large acquisitions: the take-over of SunAmerica by American International Group (AIG) in the life insurance sector and, in the insurance brokerage sector, the acquisition of Sedgwick Group by Marsh & McLennan Companies.

Q. WHICH STOCKS HURT PERFORMANCE?

T.A. MBIA, a municipal bond insurer, suffered a material loss during the summer, which had a negative impact on fund performance. Similarly, Capital Re, a bond re-insurer, was affected by MBIA's difficulties and suffered its own unexpected loss during the period. The investment in PAULA Financial also was disappointing. Not long after this workers' compensation insurer launched an initial public offering, the company announced it would take a charge against earnings because of insufficient loss reserves. This event hurt the stock price and the performance of the fund. I sold the fund's positions in both PAULA Financial and Capital Re.

Q. TURNING TO YOU, TIM, HAVE YOU MADE ANY SIGNIFICANT CHANGES IN
STRATEGY SINCE TAKING OVER THE FUND IN EARLY FEBRUARY?

T.C. Tom and I have worked very closely to transition the fund. We've tended to look at things in the same way, so I haven't really made any major changes in how I intend to manage the fund going forward.

Q. WHAT IS YOUR OUTLOOK?

T.C. Like Tom, I'm somewhat cautious in my outlook, especially with the property-casualty sector, which continues to suffer from excess capital and a very tough pricing environment. I tend to look for companies with a strong franchise or a sustainable competitive advantage, which can be tough to find in the industry these days. Still, the fund now holds some specialty insurance brokers that dominate niche segments of the industry, as well as some life and bond insurance companies that have built and sustained valuable brand names in the marketplace. I believe these holdings should help the fund achieve good relative performance in the near term.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 045

TRADING SYMBOL: FSPCX

SIZE: as of February 28, 1999, more than $82 million

MANAGER: Timothy Cohen, since February 1999;
equity analyst, business and consumer services, 1996-1999; joined Fidelity in 1996

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

INSURANCE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.1%

                               SHARES                    VALUE (NOTE 1)

CREDIT & OTHER FINANCE - 9.6%

Citigroup, Inc.                 69,799                   $ 4,100,691

Providian Financial Corp.       38,250                    3,906,281

                                                          8,006,972

INSURANCE - 79.8%

ACE Ltd.                        74,100                    2,019,225

AFLAC, Inc.                     112,400                   4,959,650

Allmerica Financial Corp.       72,673                    3,878,921

Ambac Financial Group, Inc.     64,600                    3,617,600

American Bankers Insurance      63,800                    3,062,400
Group, Inc.

American International Group,   47,150                    5,372,151
Inc.

Blanch E.W. Holdings, Inc.      48,200                    2,675,100

CIGNA Corp.                     10,900                    855,650

CMAC Investments Corp.          57,400                    2,371,338

Enhance Financial Services      134,200                   3,178,863
Group, Inc.

Hartford Financial Services     41,100                    2,221,969
Group, Inc.

Hartford Life, Inc. Class A     26,900                    1,560,200

HIH Insurance Ltd.              23,616                    31,922

Marsh & McLennan Companies,     70,700                    5,006,444
Inc.

MBIA, Inc.                      33,100                    2,037,719

Mercury General Corp.           17,000                    592,875

MGIC Investment Corp.           3,400                     115,813

Mutual Risk Management Ltd.     99,800                    3,648,938

Nationwide Financial            27,500                    1,249,531
Services, Inc.  Class A

Philadelphia Consolidated       52,300                    1,124,450
Holding Corp. (a)

PMI Group, Inc.                 19,200                    828,000

Poe & Brown, Inc.               22,900                    742,819

Progressive Corp.               12,200                    1,567,700

Protective Life Corp.           67,000                    2,311,500

Provident Companies, Inc.       11,000                    360,250

Reinsurance Group of America,   36,700                    2,364,856
Inc.

Reliastar Financial Corp.       23,738                    1,077,112

RenaissanceRe Holdings Ltd.     34,800                    1,183,200

Terra Nova (Bermuda) Holdings   67,000                    1,599,625
Ltd. Class A

Torchmark Corp.                 41,700                    1,386,525

UICI (a)                        27,800                    639,400

UNUM Corp.                      60,900                    2,725,275

                                                          66,367,021

MEDICAL FACILITIES MANAGEMENT
- 3.9%

Wellpoint Health Networks,      41,000                    3,233,875
Inc. (a)

SERVICES - 1.8%

Service Corp. International     100,000                   1,537,500

TOTAL COMMON STOCKS                                       79,145,368
(Cost $63,839,318)

CASH EQUIVALENTS - 4.9%

                               SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund (b)   4,076,031                $ 4,076,031
(Cost $4,076,031)

TOTAL INVESTMENT IN                                      $ 83,221,399
SECURITIES - 100%
(Cost $67,915,349)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $74,970,161 and $123,193,029, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $17,412 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $68,110,427. Net unrealized appreciation aggregated $15,110,972, of which $17,419,133 related to appreciated investment securities and $2,308,161 related to depreciated investment securities.

The fund hereby designates approximately $7,184,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 12% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

INSURANCE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 83,221,399
value  (cost $67,915,349) -
See accompanying schedule

Receivable for fund shares                  178,524
sold

Dividends receivable                        63,039

Interest receivable                         14,116

Redemption fees receivable                  105

Other receivables                           143

 TOTAL ASSETS                               83,477,326

LIABILITIES

Payable for fund shares         $ 495,321
redeemed

Accrued management fee           41,014

Other payables and accrued       61,511
expenses

 TOTAL LIABILITIES                          597,846

NET ASSETS                                 $ 82,879,480

Net Assets consist of:

Paid in capital                            $ 56,985,255

Accumulated undistributed net               10,588,175
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 15,306,050
(depreciation) on investments

NET ASSETS, for 1,966,938                  $ 82,879,480
shares outstanding

NET ASSET VALUE and                         $42.14
redemption price per share
($82,879,480 (divided by)
1,966,938 shares)

Maximum offering price per                  $43.44
share (100/97.00 of $42.14)

STATEMENT OF OPERATIONS

                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,096,543
Dividends

Interest                                        235,419

 TOTAL INCOME                                   1,331,962

EXPENSES

Management fee                   $ 645,431

Transfer agent fees               650,121

Accounting fees and expenses      106,572

Non-interested trustees'          410
compensation

Custodian fees and expenses       11,411

Registration fees                 25,206

Audit                             17,939

Legal                             640

Reports to shareholders           7,812

 Total expenses before            1,465,542
reductions

 Expense reductions               (27,236)      1,438,306

NET INVESTMENT INCOME (LOSS)                    (106,344)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            13,176,110

 Foreign currency transactions    22,622        13,198,732

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,563,631)

 Assets and liabilities in        (53)          (4,563,684)
foreign currencies

NET GAIN (LOSS)                                 8,635,048

NET INCREASE (DECREASE) IN                     $ 8,528,704
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 351,928
charges paid to FDC

 Sales charges - Retained by                   $ 351,772
FDC

 Deferred sales charges                        $ 1,491
withheld   by FDC

 Exchange fees withheld by FSC                 $ 11,648

 Expense reductions  Directed                  $ 26,812
brokerage arrangements

  Custodian credits                             424

                                               $ 27,236

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (106,344)                   $ 25,471
income (loss)

 Net realized gain (loss)         13,198,732                    23,084,468

 Change in net unrealized         (4,563,684)                   14,487,273
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,528,704                     37,597,212
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,641,173)                  (6,676,096)
from net realized gains

Share transactions Net            64,911,861                    244,332,955
proceeds from sales of shares

 Reinvestment of distributions    11,462,296                    6,593,993

 Cost of shares redeemed          (115,658,850)                 (199,288,742)

 NET INCREASE (DECREASE) IN       (39,284,693)                  51,638,206
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  126,042                       224,405

  TOTAL INCREASE (DECREASE)       (42,271,120)                  82,783,727
IN NET ASSETS

NET ASSETS

 Beginning of period              125,150,600                   42,366,873

 End of period (including        $ 82,879,480                  $ 125,150,600
undistributed net investment
income of $0 and $27,193,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,540,455                     6,761,043

 Issued in reinvestment of        274,802                       185,836
distributions

 Redeemed                         (2,821,222)                   (5,272,969)

 Net increase (decrease)          (1,005,965)                   1,673,910




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999      1998       1997      1996 E    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 42.10   $ 32.62    $ 26.77   $ 21.31   $ 19.41
period

Income from Investment
Operations

Net investment income (loss) C    (.04)     .01        .01       .06       .05

Net realized and unrealized       4.01      12.93      7.21      6.15      1.78
gain (loss)

Total from investment             3.97      12.94      7.22      6.21      1.83
operations

Less Distributions

 From net investment income       -         -          (.03)     (.07)     -

From net realized gain            (3.98)    (3.54)     (1.45)    (.72)     -

Total distributions               (3.98)    (3.54)     (1.48)    (.79)     -

Redemption fees added to paid     .05       .08        .11       .04       .07
in capital

Net asset value, end of period   $ 42.14   $ 42.10    $ 32.62   $ 26.77   $ 21.31

TOTAL RETURN A, B                 9.84%     42.81%     28.28%    29.51%    9.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,879  $ 125,151  $ 42,367  $ 38,994  $ 21,838
(000 omitted)

Ratio of expenses to average      1.33%     1.45%      1.82%     1.77%     2.36%
net assets

Ratio of expenses to average      1.31% D   1.43% D    1.77% D   1.74% D   2.34% D
net assets after expense
reductions

Ratio of net investment           (.10)%    .02%       .05%      .26%      .25%
income (loss) to average net
assets

Portfolio turnover rate           72%       157%       142%      164%      265%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


REGIONAL BANKS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,          PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT REGIONAL BANKS               3.10%        206.76%       704.00%

SELECT REGIONAL BANKS  (LOAD        -0.06%       197.48%       679.81%
ADJ.)

S&P 500                             19.74%       194.91%       459.21%

GS Financial Services               4.74%        n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT REGIONAL BANKS         3.10%        25.13%        23.18%

SELECT REGIONAL BANKS  (LOAD  -0.06%       24.36%        22.80%
ADJ.)

S&P 500                       19.74%       24.15%        18.78%

GS Financial Services         4.74%        n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Regional Banks              S&P 500
             00507                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10498.82                    10233.00
  1989/04/30      10774.61                    10764.09
  1989/05/31      11601.96                    11200.04
  1989/06/30      11408.98                    11136.20
  1989/07/31      12424.39                    12141.80
  1989/08/31      12730.93                    12379.78
  1989/09/30      12836.30                    12329.02
  1989/10/31      11648.47                    12042.99
  1989/11/30      11629.31                    12288.66
  1989/12/31      11381.39                    12583.59
  1990/01/31      10355.95                    11739.23
  1990/02/28      10782.37                    11890.67
  1990/03/31      10518.40                    12205.77
  1990/04/30       9919.38                    11900.63
  1990/05/31      10609.77                    13060.94
  1990/06/30      10193.50                    12972.12
  1990/07/31       9574.18                    12930.61
  1990/08/31       8680.72                    11761.68
  1990/09/30       7624.82                    11188.89
  1990/10/31       7401.46                    11140.78
  1990/11/30       8386.29                    11860.47
  1990/12/31       9028.94                    12191.38
  1991/01/31       9628.12                    12722.92
  1991/02/28      10444.23                    13632.61
  1991/03/31      11033.08                    13962.52
  1991/04/30      11776.88                    13996.03
  1991/05/31      12541.35                    14600.66
  1991/06/30      11797.54                    13931.95
  1991/07/31      12778.95                    14581.18
  1991/08/31      13698.37                    14926.75
  1991/09/30      13429.78                    14677.48
  1991/10/31      13987.63                    14874.16
  1991/11/30      13347.13                    14274.73
  1991/12/31      14969.35                    15907.76
  1992/01/31      15905.61                    15611.87
  1992/02/29      17190.25                    15814.83
  1992/03/31      16950.74                    15506.44
  1992/04/30      17941.44                    15962.33
  1992/05/31      18703.52                    16040.54
  1992/06/30      18890.14                    15801.54
  1992/07/31      18912.06                    16447.82
  1992/08/31      17904.00                    16110.64
  1992/09/30      18736.74                    16300.75
  1992/10/31      19536.61                    16357.80
  1992/11/30      21136.36                    16915.60
  1992/12/31      22232.84                    17123.66
  1993/01/31      23159.21                    17267.50
  1993/02/28      23879.72                    17502.34
  1993/03/31      24897.58                    17871.64
  1993/04/30      23615.84                    17439.14
  1993/05/31      23384.99                    17906.51
  1993/06/30      24689.29                    17958.44
  1993/07/31      24758.54                    17886.61
  1993/08/31      25104.81                    18564.51
  1993/09/30      25970.50                    18421.56
  1993/10/31      24573.86                    18802.89
  1993/11/30      23800.52                    18624.26
  1993/12/31      24716.81                    18849.62
  1994/01/31      26158.27                    19490.50
  1994/02/28      25423.40                    18962.31
  1994/03/31      24999.45                    18135.55
  1994/04/30      26324.18                    18367.69
  1994/05/31      27639.67                    18668.92
  1994/06/30      26953.33                    18211.53
  1994/07/31      27668.27                    18808.87
  1994/08/31      28383.21                    19580.03
  1994/09/30      26695.95                    19100.32
  1994/10/31      26581.56                    19530.08
  1994/11/30      24865.70                    18818.79
  1994/12/31      24770.74                    19097.87
  1995/01/31      26018.40                    19593.08
  1995/02/28      27403.01                    20356.63
  1995/03/31      27631.24                    20957.35
  1995/04/30      28315.94                    21574.54
  1995/05/31      30172.22                    22436.88
  1995/06/30      30552.60                    22958.09
  1995/07/31      31739.41                    23719.38
  1995/08/31      32926.21                    23778.91
  1995/09/30      34417.33                    24782.38
  1995/10/31      34249.96                    24693.91
  1995/11/30      36212.75                    25777.97
  1995/12/31      36355.45                    26274.46
  1996/01/31      37544.05                    27168.84
  1996/02/29      38621.72                    27420.69
  1996/03/31      39762.78                    27684.75
  1996/04/30      39423.22                    28092.83
  1996/05/31      40089.76                    28817.34
  1996/06/30      39780.87                    28927.14
  1996/07/31      39845.90                    27649.13
  1996/08/31      41861.77                    28232.26
  1996/09/30      43926.41                    29821.17
  1996/10/31      46738.87                    30643.63
  1996/11/30      50689.32                    32959.99
  1996/12/31      49402.16                    32307.05
  1997/01/31      53045.34                    34325.59
  1997/02/28      55356.06                    34594.71
  1997/03/31      51628.55                    33173.21
  1997/04/30      54428.47                    35153.65
  1997/05/31      56345.09                    37293.80
  1997/06/30      59550.75                    38964.57
  1997/07/31      65962.08                    42064.98
  1997/08/31      61959.24                    39708.50
  1997/09/30      66657.49                    41883.33
  1997/10/31      65673.74                    40484.43
  1997/11/30      68692.84                    42358.45
  1997/12/31      71908.51                    43085.75
  1998/01/31      69648.78                    43562.28
  1998/02/28      75639.70                    46703.99
  1998/03/31      79826.33                    49095.70
  1998/04/30      81170.59                    49589.60
  1998/05/31      78950.88                    48737.16
  1998/06/30      81010.77                    50716.86
  1998/07/31      81135.08                    50176.72
  1998/08/31      62294.12                    42922.17
  1998/09/30      67692.48                    45671.77
  1998/10/31      73854.41                    49386.71
  1998/11/30      76251.70                    52380.04
  1998/12/31      80427.01                    55398.18
  1999/01/31      78363.34                    57714.93
  1999/02/26      77981.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 170117 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Regional Banks Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $77,981 - a 679.81% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

Bank One Corp.                  10.6

Bank of New York Co., Inc.      9.3

Fleet Financial Group, Inc.     8.2

Wells Fargo & Co.               7.9

U.S. Bancorp                    7.5

Comerica, Inc.                  5.9

BankAmerica Corp.               3.7

MBNA Corp.                      3.3

Zions Bancorp                   3.0

BB&T Corp.                      2.9

TOP REGIONS AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Midwest 28.4%
Northeast 14.4%
Southeast 14.1%
West 12.8%
Multi-regional 6.2%
All Others 24.1%*

Row: 1, Col: 1, Value: 24.1
Row: 1, Col: 2, Value: 6.2
Row: 1, Col: 3, Value: 12.8
Row: 1, Col: 4, Value: 14.1
Row: 1, Col: 5, Value: 14.4
Row: 1, Col: 6, Value: 28.4

* INCLUDES SHORT-TERM INVESTMENTS

REGIONAL BANKS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christine Schaulat)

Christine Schaulat,
Portfolio Manager
of Fidelity Select
Regional Banks Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. Bank stocks were hard-pressed to realize positive returns over the past year. Still, the fund managed to gain 3.10% during the 12-month period ending February 28, 1999. For the same period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned 4.74%.

Q. CAN YOU RECAP FOR US THE MARKET CONDITIONS THAT INFLUENCED THE
FUND'S PERFORMANCE?

A. Sure. In the first half of 1998, market confidence was strong as the U.S. economy continued its steady growth. In the third quarter, however, Russia's loan defaults and currency devaluation caught investors off guard, and they feared a chain reaction in emerging markets. On the heels of Russia's bad news came the near-collapse of Long-Term Capital Management, a highly leveraged hedge fund. The subsequent liquidity crunch and aversion to risk resulted in depressed valuations for bank stocks in light of this uncertain environment. To address the lack of confidence and restore liquidity to the markets, the Federal Reserve Board implemented three separate 0.25% interest-rate cuts. Stocks rallied furiously in response during the fourth quarter. To illustrate, the fund returned 25.19% for the six-month period ending February 28, 1999.

Q. WHAT STRATEGY DID YOU EMPLOY TO TEMPER THE IMPACT OF THE MARKET'S UNCERTAINTY ON THE FUND?

A. Throughout the period, the fund maintained a large-cap bias for several reasons. First, at the beginning of the period, I felt many of the smaller issues were priced at a premium in anticipation of takeover bids. I anticipated a slowdown in consolidation, and large-cap valuations were quite compelling comparatively. I also felt larger issues would be better equipped to weather the market's turbulence, and, in hindsight, this decision helped the performance of the fund.

Q. BUT THERE WERE THREE SIGNIFICANT MERGERS DURING THE PERIOD,
CORRECT?

A. That's right, but those were cases where large banks merged with other large banks, and they were announced very early in the period. Banc One merged with First Chicago to form Bank One. Wells Fargo and Norwest merged, creating Wells Fargo & Co., the nation's seventh-largest bank. And BankAmerica joined forces with NationsBank, resulting in BankAmerica Corp., one of the country's largest banks.

Q. WERE THESE MERGERS A POSITIVE FOR THE FUND?

A. The jury's still out. Typically, bank mergers result in significant cost savings as they integrate their computer systems and reduce headcount. However, banks are reluctant to do so right now given their focus on testing for Y2K compliance, so the cost savings for some of these large bank mergers have been delayed. I believe these cost savings will come through and these mergers will prove to be winning combinations. One immediate impact of the banks' consolidation was that six positions in the fund became three very large positions. Combined, those three holdings represented 22% of the fund at the end of the period.

Q. WHAT SPECIFIC HOLDINGS HELPED THE FUND DURING THE PERIOD? WHICH DIDN'T PERFORM AS YOU'D HOPED?

A. Bank of New York was a big contributor to performance. This bank outperformed due to its strong securities-processing business, which has higher returns and a higher growth rate than basic banking. Zions Bancorp also performed very well, in large part due to a savvy acquisition in California. Fleet Financial had a strong year thanks to its high quality of earnings and its domestic focus. On the other hand, U.S. Bancorp was a big detractor due to a significant slowdown in revenue growth in the second half of 1998. Washington Mutual, a thrift that experienced increased mortgage prepayments as interest rates declined to very low levels, also hurt performance.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND, CHRIS?

A. As is always the case with this sector, the key risk is deterioration in credit quality. Banks are currently very well reserved - meaning their reserve-to-loan ratios are stronger than they were in the early 1990s - and credit quality remains stable. I will continue to evaluate the fund's large-cap bias in light of relative valuations and the potential for merger activity to resume after the Year 2000 issue is resolved. Going forward, I think there is a good possibility that bank stocks can perform well, given the current favorable interest-rate and economic environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3. NOTE TO SHAREHOLDERS: Effective April 30, 1999, Yolanda McGettigan will become manager of Select Regional Banks Portfolio.

(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 507

TRADING SYMBOL: FSRBX

SIZE: as of February 28, 1999, more than $925 million

MANAGER: Christine Schaulat, since 1998;
equity analyst, regional banks securities;
since 1997; joined Fidelity in 1997

REGIONAL BANKS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.9%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 76.7%

INTERNATIONAL - 0.8%

Bank of Nova Scotia               366,000                    $ 7,561,281

MIDWEST - 28.4%

Bank One Corp.                    1,802,426                   96,880,396

Comerica, Inc.                    803,850                     53,255,063

Marshall & Ilsley Corp.           373,000                     20,888,000

National City Corp.               223,909                     15,645,641

Wells Fargo & Co.                 1,956,760                   71,910,930

                                                              258,580,030

MULTI-REGIONAL - 6.2%

BankAmerica Corp.                 511,306                     33,394,673

M&T Bank Corp.                    47,000                      22,360,250

                                                              55,754,923

NORTHEAST - 14.4%

Bank of New York Co., Inc.        2,429,696                   84,887,504

Mellon Bank Corp.                 251,000                     16,973,875

North Fork Bancorp, Inc.          292,000                     6,424,000

State Street Corp.                297,800                     22,837,538

                                                              131,122,917

SOUTHEAST - 14.1%

AmSouth Bancorp.                  345,000                     16,215,000

BB&T Corp.                        691,300                     26,182,988

CCB Financial Corp.               102,300                     5,313,206

Centura Banks, Inc.               79,500                      5,088,000

Compass Bancshares, Inc.          150,000                     5,493,750

First Tennessee National          379,400                     14,440,913
Corp.

SouthTrust Corp.                  318,400                     12,755,900

SunTrust Banks, Inc.              341,147                     23,176,674

Synovus Finanical Corp.           197,175                     4,695,230

Wachovia Corp.                    167,300                     14,230,956

                                                              127,592,617

WEST - 12.8%

First Security Corp.              230,375                     4,276,336

U.S. Bancorp                      2,097,696                   67,781,802

Westamerica Bancorp.              495,000                     16,582,500

Zions Bancorp                     427,300                     27,347,200

                                                              115,987,838

TOTAL BANKS                                                   696,599,606

CREDIT & OTHER FINANCE - 18.9%

FINANCIAL SERVICES - 3.6%

American Express Co.              183,100                     19,866,350

Citigroup, Inc.                   218,300                     12,825,125

                                                              32,691,475



                                 SHARES                      VALUE (NOTE 1)

OFFICES OF BANK HOLDING
COMPANIES - 8.2%

Fleet Financial Group, Inc.       1,730,934                  $ 74,321,979

PERSONAL CREDIT INSTITUTIONS
- 7.1%

Associates First Capital          327,400                     13,300,625
Corp. Class A

Household International, Inc.     529,800                     21,523,125

MBNA Corp.                        1,239,000                   30,045,750

                                                              64,869,500

TOTAL CREDIT & OTHER FINANCE                                  171,882,954

SAVINGS & LOANS - 1.3%

SAVINGS INSTITUTIONS,
FEDERALLY CHARTERED - 1.3%

Washington Mutual, Inc.           300,900                     12,036,000

TOTAL COMMON STOCKS                                            880,518,560
(Cost $587,387,203)

CASH EQUIVALENTS - 3.1%



Taxable Central Cash Fund (a)     28,415,353                  28,415,353
(Cost $28,415,353)

TOTAL INVESTMENT IN                                           $ 908,933,913
SECURITIES - 100%
(Cost $615,802,556)

LEGEND

(a) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $251,064,881 and $629,554,774, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,496 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $616,143,699. Net unrealized appreciation aggregated $292,790,214, of which $298,995,475 related to appreciated investment securities and $6,205,261 related to depreciated investment securities.

The fund hereby designates approximately $104,480,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

REGIONAL BANKS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 908,933,913
value  (cost $615,802,556) -
 See accompanying schedule

Receivable for investments                    21,125,000
sold

Receivable for fund shares                    504,425
sold

Dividends receivable                          1,491,484

Interest receivable                           83,183

Redemption fees receivable                    2,551

Other receivables                             2,230

 TOTAL ASSETS                                 932,142,786

LIABILITIES

Payable for fund shares         $ 5,362,194
redeemed

Accrued management fee           457,021

Other payables and accrued       495,033
expenses

 TOTAL LIABILITIES                            6,314,248

NET ASSETS                                   $ 925,828,538

Net Assets consist of:

Paid in capital                              $ 549,096,464

Undistributed net investment                  5,985,670
income

Accumulated undistributed net                 77,615,047
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   293,131,357
(depreciation) on investments

NET ASSETS, for 22,271,826                   $ 925,828,538
shares outstanding

NET ASSET VALUE and                           $41.57
redemption price per share
($925,828,538 (divided by)
22,271,826 shares)

Maximum offering price per                    $42.86
share (100/97.00 of $41.57)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 21,686,854
Dividends

Interest (including income on                   4,138,978
securities loaned of $8,290)

 TOTAL INCOME                                   25,825,832

EXPENSES

Management fee                   $ 7,314,180

Transfer agent fees               6,235,230

Accounting and security           777,255
lending fees

Non-interested trustees'          4,992
compensation

Custodian fees and expenses       27,299

Registration fees                 57,637

Audit                             47,084

Legal                             7,133

Reports to shareholders           144,554

 Total expenses before            14,615,364
reductions

 Expense reductions               (140,726)     14,474,638

NET INVESTMENT INCOME                           11,351,194

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            135,351,703

 Foreign currency transactions    140,683       135,492,386

Change in net unrealized                        (123,702,888)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 11,789,498

NET INCREASE (DECREASE) IN                     $ 23,140,692
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 3,590,683
charges paid to FDC

 Sales charges - Retained by                   $ 3,579,211
FDC

 Deferred sales charges                        $ 8,288
withheld   by FDC

 Exchange fees withheld by FSC                 $ 110,257

 Expense reductions  Directed                  $ 133,907
brokerage arrangements

  Custodian credits                             365

  Transfer agent credits                        6,454

                                               $ 140,726

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 11,351,194                  $ 11,124,320
income

 Net realized gain (loss)         135,492,386                   58,722,862

 Change in net unrealized         (123,702,888)                 242,816,882
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       23,140,692                    312,664,064
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,938,530)                   (7,980,022)
From net investment income

 From net realized gain           (74,512,814)                  (35,012,104)

 TOTAL DISTRIBUTIONS              (82,451,344)                  (42,992,126)

Share transactions Net            506,783,832                   1,093,335,837
proceeds from sales of shares

 Reinvestment of distributions    79,475,689                    42,239,518

 Cost of shares redeemed          (940,968,587)                 (905,908,084)

 NET INCREASE (DECREASE) IN       (354,709,066)                 229,667,271
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  952,621                       1,604,750

  TOTAL INCREASE (DECREASE)       (413,067,097)                 500,943,959
IN NET ASSETS

NET ASSETS

 Beginning of period              1,338,895,635                 837,951,676

 End of period (including        $ 925,828,538                 $ 1,338,895,635
undistributed net investment
income of $5,985,670 and
$3,805,982, respectively)

OTHER INFORMATION
Shares

 Sold                             11,696,257                    29,339,423

 Issued in reinvestment of        1,891,390                     1,067,874
distributions

 Redeemed                         (22,324,276)                  (24,927,202)

 Net increase (decrease)          (8,736,629)                   5,480,095




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998         1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 43.18    $ 32.82      $ 24.37    $ 18.01    $ 17.99
period

Income from Investment
Operations

Net investment income C           .39        .40          .37        .52        .37

Net realized and unrealized       .91        11.41        9.70       6.78       .87
gain (loss)

Total from investment             1.30       11.81        10.07      7.30       1.24
operations

Less Distributions

 From net investment income       (.28)      (.28)        (.27)      (.25)      (.29)

From net realized gain            (2.66)     (1.23)       (1.40)     (.72)      (.98)

Total distributions               (2.94)     (1.51)       (1.67)     (.97)      (1.27)

Redemption fees added to paid     .03        .06          .05        .03        .05
in capital

Net asset value, end of period   $ 41.57    $ 43.18      $ 32.82    $ 24.37    $ 18.01

TOTAL RETURN A, B                 3.10%      36.64%       43.33%     40.94%     7.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 925,829  $ 1,338,896  $ 837,952  $ 315,178  $ 164,603
(000 omitted)

Ratio of expenses to average      1.17%      1.25%        1.46%      1.41%      1.58%
net assets

Ratio of expenses to average      1.16% D    1.24% D      1.45% D    1.40% D    1.56% D
net assets after expense
reductions

Ratio of net investment           .91%       1.07%        1.36%      2.42%      1.99%
income to average net assets

Portfolio turnover rate           22%        25%          43%        103%       106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME  PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.



BIOTECHNOLOGY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BIOTECHNOLOGY          27.13%       107.57%       604.66%

SELECT BIOTECHNOLOGY (LOAD    23.25%       101.27%       583.45%
ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Health Care                23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT BIOTECHNOLOGY         27.13%       15.73%        21.56%

SELECT BIOTECHNOLOGY  (LOAD  23.25%       15.01%        21.19%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Health Care               23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Biotechnology               S&P 500
             00042                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10414.83                    10233.00
  1989/04/30      10767.72                    10764.09
  1989/05/31      11256.34                    11200.04
  1989/06/30      10966.79                    11136.20
  1989/07/31      11980.22                    12141.80
  1989/08/31      12432.65                    12379.78
  1989/09/30      12957.46                    12329.02
  1989/10/31      13002.71                    12042.99
  1989/11/30      13409.89                    12288.66
  1989/12/31      13153.98                    12583.59
  1990/01/31      12169.73                    11739.23
  1990/02/28      13319.55                    11890.67
  1990/03/31      13880.67                    12205.77
  1990/04/30      14055.44                    11900.63
  1990/05/31      16033.14                    13060.94
  1990/06/30      17152.78                    12972.12
  1990/07/31      17199.29                    12930.61
  1990/08/31      16669.08                    11761.68
  1990/09/30      16297.00                    11188.89
  1990/10/31      16436.53                    11140.78
  1990/11/30      18427.15                    11860.47
  1990/12/31      18987.47                    12191.38
  1991/01/31      21168.07                    12722.92
  1991/02/28      24167.60                    13632.61
  1991/03/31      26662.44                    13962.52
  1991/04/30      25500.72                    13996.03
  1991/05/31      27119.51                    14600.66
  1991/06/30      25679.63                    13931.95
  1991/07/31      27991.40                    14581.18
  1991/08/31      29952.90                    14926.75
  1991/09/30      31504.09                    14677.48
  1991/10/31      34606.46                    14874.16
  1991/11/30      32294.69                    14274.73
  1991/12/31      37793.63                    15907.76
  1992/01/31      37036.10                    15611.87
  1992/02/29      34192.76                    15814.83
  1992/03/31      31598.46                    15506.44
  1992/04/30      28651.35                    15962.33
  1992/05/31      30706.03                    16040.54
  1992/06/30      30167.08                    15801.54
  1992/07/31      31744.07                    16447.82
  1992/08/31      29758.65                    16110.64
  1992/09/30      29656.54                    16300.75
  1992/10/31      31108.74                    16357.80
  1992/11/30      34171.96                    16915.60
  1992/12/31      33884.55                    17123.66
  1993/01/31      32143.21                    17267.50
  1993/02/28      26954.98                    17502.34
  1993/03/31      27360.49                    17871.64
  1993/04/30      28064.18                    17439.14
  1993/05/31      29877.09                    17906.51
  1993/06/30      30055.99                    17958.44
  1993/07/31      29066.05                    17886.61
  1993/08/31      30163.33                    18564.51
  1993/09/30      31403.74                    18421.56
  1993/10/31      33741.43                    18802.89
  1993/11/30      33479.03                    18624.26
  1993/12/31      34123.09                    18849.62
  1994/01/31      35291.93                    19490.50
  1994/02/28      32930.39                    18962.31
  1994/03/31      29602.76                    18135.55
  1994/04/30      29066.05                    18367.69
  1994/05/31      28577.04                    18668.92
  1994/06/30      27443.98                    18211.53
  1994/07/31      27515.54                    18808.87
  1994/08/31      30091.77                    19580.03
  1994/09/30      29996.36                    19100.32
  1994/10/31      28970.63                    19530.08
  1994/11/30      28433.92                    18818.79
  1994/12/31      27921.06                    19097.87
  1995/01/31      29173.39                    19593.08
  1995/02/28      30175.26                    20356.63
  1995/03/31      30664.27                    20957.35
  1995/04/30      31618.42                    21574.54
  1995/05/31      31904.67                    22436.88
  1995/06/30      33061.59                    22958.09
  1995/07/31      34540.53                    23719.38
  1995/08/31      35924.06                    23778.91
  1995/09/30      37534.21                    24782.38
  1995/10/31      37236.03                    24693.91
  1995/11/30      38476.44                    25777.97
  1995/12/31      41630.35                    26274.46
  1996/01/31      44092.56                    27168.84
  1996/02/29      43745.94                    27420.69
  1996/03/31      43052.70                    27684.75
  1996/04/30      43982.24                    28092.83
  1996/05/31      44495.51                    28817.34
  1996/06/30      41806.96                    28927.14
  1996/07/31      38739.57                    27649.13
  1996/08/31      40523.79                    28232.26
  1996/09/30      42894.60                    29821.17
  1996/10/31      41403.68                    30643.63
  1996/11/30      41648.09                    32959.99
  1996/12/31      43965.21                    32307.05
  1997/01/31      45980.22                    34325.59
  1997/02/28      46304.79                    34594.71
  1997/03/31      41530.96                    33173.21
  1997/04/30      39709.44                    35153.65
  1997/05/31      44757.60                    37293.80
  1997/06/30      45929.99                    38964.57
  1997/07/31      46205.85                    42064.98
  1997/08/31      46523.08                    39708.50
  1997/09/30      52647.08                    41883.33
  1997/10/31      50729.88                    40484.43
  1997/11/30      49833.35                    42358.45
  1997/12/31      50680.19                    43085.75
  1998/01/31      51100.71                    43562.28
  1998/02/28      53763.99                    46703.99
  1998/03/31      55960.03                    49095.70
  1998/04/30      53739.54                    49589.60
  1998/05/31      51904.70                    48737.16
  1998/06/30      51954.29                    50716.86
  1998/07/31      52797.33                    50176.72
  1998/08/31      44647.96                    42922.17
  1998/09/30      52119.59                    45671.77
  1998/10/31      55623.98                    49386.71
  1998/11/30      57855.55                    52380.04
  1998/12/31      65740.44                    55398.18
  1999/01/31      69575.44                    57714.93
  1999/02/26      68345.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 154002 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $68,345 - a 583.45% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                           % OF FUND'S INVESTMENTS

Amgen, Inc.                 7.7

Biogen, Inc.                7.7

Genentech, Inc. (special)   6.2

Sepracor, Inc.              6.0

Merck & Co., Inc.           5.9

Medimmune, Inc.             5.6

Genzyme Corp. (General      5.0
Division)

Schering-Plough Corp.       4.6

Forest Laboratories, Inc.   4.3

Chiron Corp.                4.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Drugs & Pharmaceuticals 86.4%
Medical Equipment
& Supplies 1.7%
Electronic Instruments 1.4%
Computer Services
& Software 0.2%
All Others 10.3%*

Row: 1, Col: 1, Value: 10.3
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 2.4
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 83.40000000000001

* INCLUDES SHORT-TERM INVESTMENTS

BIOTECHNOLOGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Rajiv Kaul)

Rajiv Kaul,
Portfolio Manager
of Fidelity Select
Biotechnology Portfolio

Q. HOW DID THE FUND PERFORM, RAJIV?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 27.13%. During the same period, the Standard & Poor's 500 Index returned 19.74%. The fund also compares its performance to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 23.88% during the same period.

Q. WHAT PRIMARY FACTORS CONTRIBUTED TO THE STRONG PERFORMANCE OF
BIOTECHNOLOGY STOCKS?

A. Following a difficult period of global market instability and disappointing results during the summer and early fall of 1998, the biotechnology sector and the broader market staged an enthusiastic comeback during the last half of the period. During this six-month stock market rally, the fund posted an impressive return of 53.09%. Beyond the strong performance of the market, the fund's overweighted positions in the biotechnology and pharmaceutical sectors, along with significant holdings in companies such as Amgen, Biogen, Genentech, Sepracor and Medimmune, contributed considerably to performance. Profitable product pipelines, strong fundamental business outlooks and robust sales during the period buoyed the stock prices of these companies.

Q. YOU MENTIONED AMGEN, BIOGEN, MEDIMMUNE AND A FEW OTHER NAMES AS MAJOR CONTRIBUTORS TO FUND PERFORMANCE. WHY DID THESE STOCKS PERFORM SO WELL?

A. Amgen, maker of Epogen, one of the world's best-selling anemia drugs, was one of the fund's best performers; its stock soared nearly 100% during the 12-month period. The share price responded favorably after the company was awarded all rights to a new version of Epogen following an arbitration battle with Johnson & Johnson. Biogen also boosted total return as investors reacted positively to the company's solid business outlook and the absence of any serious competitive threats. Medimmune shares appreciated considerably as its new product launches were successful and its lead products turned in solid sales results.

Q. DID ANY OTHER MARKET FACTORS ADD TO THIS NOTABLE PERFORMANCE?

A. One of the primary reasons for the bullish performance is an aging population with accelerating demand for biotechnology and health care products. Along with increasing demand, many companies are developing a wide range of innovative, effective and safe biotechnological products, services and processes. This favorable business environment translated into strong stock performance.

Q. YOU SIGNIFICANTLY INCREASED THE FUND'S EXPOSURE TO LARGE-CAP
BIOTECHNOLOGY STOCKS DURING THE PERIOD. WHAT WAS YOUR RATIONALE FOR THIS DECISION, AND HOW DID THIS STRATEGY WORK OUT?

A. I liked the earnings growth potential I saw in new product launches offered by the larger-cap biotechnology companies. In addition, the lead products for many of these companies had encouraging outlooks and, subsequently, produced record sales results. This strategy worked out very well for the fund. As I mentioned, these stocks were the key contributors to the fund's outperformance of the indexes.

Q. WERE THERE ANY DETRACTORS FROM FUND PERFORMANCE?

A. While the fund was underweighted in HMOs and health care service providers, such as MedPartners and Beverly Enterprises, these stocks still detracted from the fund's total return. The market continued to push stock prices lower in this sector amid uncertainty about the group's profitability and concerns about rising medical costs. Medical device maker Cytyc also hurt performance. Its shares stumbled late in the period due to concerns about future earnings growth.

Q. WHAT'S YOUR OUTLOOK, RAJIV?

A. I'm comfortable with the portfolio's asset allocation and feel that the fund's holdings have strong long-term business fundamentals and healthy outlooks. The companies in the fund have historically reliable earnings growth, profitable product pipelines and their competitors have high barriers to entry. As a result, I think these companies should hold up well relative to the rest of the biotechnology sector, regardless of which direction the market heads in the short term. Similar to what I mentioned in the report six months ago, I will continue to focus on larger-cap biotechnology companies with established market dominance and predictable earnings strength. I believe these types of holdings offer reduced downside risk in this environment of high market valuations.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 042

TRADING SYMBOL: FBIOX

SIZE: as of February 28, 1999, more than $741 million

MANAGER: Rajiv Kaul, since 1998; equity
research associate, health care industry,
1996-1998; joined Fidelity in 1996

BIOTECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.7%

                                 SHARES                      VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.2%

Affymetrix, Inc. (a)              40,000                     $ 1,550,000

DRUGS & PHARMACEUTICALS - 86.4%

Alkermes, Inc. (a)                563,200                     15,804,800

Allergan, Inc.                    125,000                     10,187,500

Alliance Pharmaceutical Corp.     737,500                     1,843,750
(a)

Alpharma, Inc. Class A            190,000                     7,196,250

ALZA Corp. Class A (a)            20,000                      1,048,750

Amgen, Inc. (a)                   487,600                     60,889,045

Andrx Corp. (a)                   156,700                     10,636,013

Anesta Corp. (a)                  113,700                     2,252,681

Aviron (a)                        200,000                     4,287,500

AXYS Pharmaceuticals, Inc. (a)    703,900                     3,255,538

Biochem Pharma, Inc.              1,031,300                   25,307,136

Biogen, Inc. (a)                  633,200                     60,866,350

Cellegy Pharmaceuticals, Inc.     578,600                     2,025,100
(a)(c)

Centocor, Inc. (a)                324,200                     13,474,563

Chiron Corp. (a)                  1,565,900                   32,981,769

Creative Biomolecules, Inc.       325,500                     874,781
(a)

CV Therapeutics, Inc. (a)(c)      787,000                     4,820,375

Cytyc Corp. (a)                   99,000                      1,794,375

Elan Corp. PLC sponsored ADR      30,000                      2,300,625
(a)

Forest Laboratories, Inc. (a)     684,800                     33,854,800

GelTex Pharmaceuticals, Inc.      50,000                      859,375
(a)

Genentech, Inc. (special) (a)     606,600                     48,414,263

Genzyme Corp. (General            872,000                     39,240,000
Division)

Gilead Sciences, Inc. (a)         418,700                     17,271,375

ICN Pharmaceuticals, Inc.         1,500                       32,813

IDEC Pharmaceuticals Corp. (a)    408,500                     17,693,156

Immunex Corp. (a)                 186,950                     26,453,425

Inhale Therapeutic Systems,       69,700                      1,916,750
Inc. (a)

Invitrogen Corp. (a)              30,000                      450,000

LeukoSite, Inc. (a)               440,000                     5,060,000

Ligand Pharmaceuticals, Inc.      400,000                     3,925,000
Class B (a)

Lilly (Eli) & Co.                 165,000                     15,623,438

Magainin Pharmaceuticals,         230,000                     934,375
Inc. (a)

Medimmune, Inc. (a)               798,300                     43,906,500

Merck & Co., Inc.                 566,600                     46,319,550

Mylan Laboratories, Inc.          30,000                      819,375

NeXstar Pharmeceuticals, Inc.     246,100                     3,399,256
(a)

NPS Pharmaceuticals, Inc. (a)     345,000                     2,544,375

Pfizer, Inc.                      30,000                      3,958,125

QLT PhotoTherapeutics, Inc.       161,900                     6,302,912
(a)

Roberts Pharmaceutical Corp.      16,700                      377,838
(a)

Schering-Plough Corp.             640,600                     35,833,563

Scios, Inc. (a)                   290,000                     2,682,500

Sepracor, Inc. (a)                378,900                     47,267,775

Sequus Pharmaceuticals, Inc.      64,000                      1,308,000
(a)

Serologicals Corp. (a)            50,000                      893,750

ViroPharma, Inc. (a)              357,700                     2,973,381



                                 SHARES                      VALUE (NOTE 1)

Warner-Lambert Co.                35,000                     $ 2,417,188

Zonagen, Inc. (a)                 175,000                     4,834,375

                                                              679,414,134

ELECTRICAL EQUIPMENT - 0.0%

American Satellite Network        5,000                       -
(ASN) warrants 6/30/99 (a)

ELECTRONIC INSTRUMENTS - 1.4%

Perkin-Elmer Corp.                112,270                     10,637,583

MEDICAL EQUIPMENT & SUPPLIES
- 1.7%

Cardinal Health, Inc.             68,804                      4,966,789

Cygnus, Inc. (a)                  64,800                      372,600

Medtronic, Inc.                   65,000                      4,590,625

Osteotech, Inc. (a)               70,500                      3,815,813

                                                              13,745,827

TOTAL COMMON STOCKS                                           705,347,544
(Cost $519,908,322)

CASH EQUIVALENTS - 10.3%



Taxable Central Cash Fund (b)     80,825,501                  80,825,501
(Cost $80,825,501)

TOTAL INVESTMENT IN                                           $ 786,173,045
SECURITIES - 100%
(Cost $600,733,823)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $499,721,864 and $473,490,492, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $31,302 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $36,161,622. The fund received cash collateral of $36,293,300.

Transactions during the period with companies which are or were affiliates are as follows:

                         PURCHASES   SALES       DIVIDEND  VALUE
AFFILIATE                COST        COST        INCOME

Alkermes, Inc.           $ -         $ -         $ -       $ -
CV Therapeutics, Inc.    791,700     170,625     -         4,820,375
Cellegy Pharmaceuticals,
Inc.                     315,038     225,000     -         2,025,100
Magainin Pharmaceuticals,
Inc.                     249,257     2,714,380   -         -
ViroPharma, Inc.         -           771,075     -         -
TOTALS                   $ 1,355,995 $ 3,881,080 $ -       $ 6,845,475

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $601,690,691. Net unrealized appreciation aggregated $184,482,354, of which $216,700,973 related to appreciated investment securities and $32,218,619 related to depreciated investment securities.

The fund hereby designates approximately $24,934,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

BIOTECHNOLOGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                           FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 786,173,045
value  (cost $600,733,823) -
 See accompanying schedule

Cash                                          126,800

Receivable for investments                    2,284,720
sold

Receivable for fund shares                    1,345,985
sold

Dividends receivable                          70,886

Interest receivable                           263,683

Redemption fees receivable                    1,210

Other receivables                             36,520

 TOTAL ASSETS                                 790,302,849

LIABILITIES

Payable for investments        $ 10,416,729
purchased

Payable for fund shares         1,255,129
redeemed

Accrued management fee          364,555

Other payables and accrued      443,613
expenses

Collateral on securities        36,293,300
loaned,  at value

 TOTAL LIABILITIES                            48,773,326

NET ASSETS                                   $ 741,529,523

Net Assets consist of:

Paid in capital                              $ 553,672,039

Accumulated undistributed net                 2,417,617
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   185,439,867
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 17,933,954                   $ 741,529,523
shares outstanding

NET ASSET VALUE and                           $41.35
redemption price per share
($741,529,523 (divided by)
17,933,954 shares)

Maximum offering price per                    $42.63
share (100/97.00 of $41.35)

STATEMENT OF OPERATIONS

                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,104,719
Dividends

Interest (including income on                   2,056,527
securities loaned of
$309,832)

 TOTAL INCOME                                   3,161,246

EXPENSES

Management fee                   $ 3,390,377

Transfer agent fees               3,550,214

Accounting and security           536,521
lending fees

Non-interested trustees'          3,422
compensation

Custodian fees and expenses       22,172

Registration fees                 62,626

Audit                             18,459

Legal                             3,487

Reports to shareholders           91,367

 Total expenses before            7,678,645
reductions

 Expense reductions               (189,856)     7,488,789

NET INVESTMENT INCOME (LOSS)                    (4,327,543)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,588,579
(including   realized loss
of   $1,989,327 on sales of
 investments in affiliated
issuers)

 Foreign currency transactions    (3,194)       2,585,385

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            152,854,489

 Assets and liabilities in        645           152,855,134
foreign currencies

NET GAIN (LOSS)                                 155,440,519

NET INCREASE (DECREASE) IN                     $ 151,112,976
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,182,620
charges paid to FDC

 Sales charges - Retained by                   $ 1,176,547
FDC

 Deferred sales charges                        $ 23,624
withheld   by FDC

 Exchange fees withheld by FSC                 $ 33,195

 Expense reductions  Directed                  $ 178,555
brokerage arrangements

  Custodian credits                             4,105

  Transfer agent credits                        7,196

                                               $ 189,856

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,327,543)                 $ (4,649,288)
income (loss)

 Net realized gain (loss)         2,585,385                     136,618,693

 Change in net unrealized         152,855,134                   (59,882,024)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       151,112,976                   72,087,381
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (33,971,527)                  (74,816,933)
from net realized gain

Share transactions Net            320,529,357                   370,670,921
proceeds from sales of shares

 Reinvestment of distributions    33,062,818                    72,734,215

 Cost of shares redeemed          (309,253,094)                 (536,988,307)

 NET INCREASE (DECREASE) IN       44,339,081                    (93,583,171)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  507,092                       952,260

  TOTAL INCREASE (DECREASE)       161,987,622                   (95,360,463)
IN NET ASSETS

NET ASSETS

 Beginning of period              579,541,901                   674,902,364

 End of period                    741,529,523                   579,541,901

OTHER INFORMATION
Shares

 Sold                             9,105,791                     10,542,169

 Issued in reinvestment of        970,436                       2,304,448
distributions

 Redeemed                         (8,928,498)                   (15,772,857)

 Net increase (decrease)          1,147,729                     (2,926,240)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.52    $ 34.24    $ 36.60    $ 25.30      $ 27.61
period

Income from Investment
Operations

Net investment income (loss) C    (.26)      (.27)      (.20)      .11          (.06)

Net realized and unrealized       9.15       5.20       1.89       11.21        (2.26)
gain (loss)

Total from investment             8.89       4.93       1.69       11.32        (2.32)
operations

Less Distributions

 From net investment income       -          -          (.03)      (.07)        -

From net realized gain            (2.09)     (4.71)     (4.06)     -            -

Total distributions               (2.09)     (4.71)     (4.09)     (.07)        -

Redemption fees added to paid     .03        .06        .04        .05          .01
in capital

Net asset value, end of period   $ 41.35    $ 34.52    $ 34.24    $ 36.60      $ 25.30

TOTAL RETURN A, B                 27.13%     16.11%     5.85%      44.97%       (8.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 741,530  $ 579,542  $ 674,902  $ 1,096,864  $ 448,197
(000 omitted)

Ratio of expenses to average      1.34%      1.49%      1.57%      1.44% D      1.59%
net assets

Ratio of expenses to average      1.30% E    1.47% E    1.56% E    1.43% E      1.59%
net assets after expense
reductions

Ratio of net investment           (.75)%     (.81)%     (.59)%     .35%         (.27)%
income (loss) to average net
assets

Portfolio turnover rate           86%        162%       41%        67%          77%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR AGREED TO
REIMBURSE A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. F FOR
THE YEAR ENDED FEBRUARY 29.


HEALTH CARE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HEALTH CARE                27.20%       283.18%       899.13%

SELECT HEALTH CARE (LOAD ADJ.)    23.31%       271.61%       869.08%

S&P 500                           19.74%       194.91%       459.21%

GS Health Care                    23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT HEALTH CARE              27.20%       30.82%        25.88%

SELECT HEALTH CARE (LOAD ADJ.)  23.31%       30.02%        25.50%

S&P 500                         19.74%       24.15%        18.78%

GS Health Care                  23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Health Care                 S&P 500
             00063                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10211.52                    10233.00
  1989/04/30      10769.06                    10764.09
  1989/05/31      11104.66                    11200.04
  1989/06/30      10854.35                    11136.20
  1989/07/31      12198.85                    12141.80
  1989/08/31      12493.98                    12379.78
  1989/09/30      12584.16                    12329.02
  1989/10/31      12491.25                    12042.99
  1989/11/30      13029.59                    12288.66
  1989/12/31      13161.94                    12583.59
  1990/01/31      12406.75                    11739.23
  1990/02/28      12276.73                    11890.67
  1990/03/31      12766.36                    12205.77
  1990/04/30      12766.36                    11900.63
  1990/05/31      14522.95                    13060.94
  1990/06/30      15017.78                    12972.12
  1990/07/31      15225.12                    12930.61
  1990/08/31      14542.62                    11761.68
  1990/09/30      14104.91                    11188.89
  1990/10/31      14427.44                    11140.78
  1990/11/30      15962.33                    11860.47
  1990/12/31      16362.45                    12191.38
  1991/01/31      17977.69                    12722.92
  1991/02/28      20198.26                    13632.61
  1991/03/31      21998.81                    13962.52
  1991/04/30      21615.85                    13996.03
  1991/05/31      22789.45                    14600.66
  1991/06/30      21761.82                    13931.95
  1991/07/31      23687.41                    14581.18
  1991/08/31      24871.12                    14926.75
  1991/09/30      25372.30                    14677.48
  1991/10/31      27044.00                    14874.16
  1991/11/30      25566.84                    14274.73
  1991/12/31      30056.59                    15907.76
  1992/01/31      29070.44                    15611.87
  1992/02/29      27801.04                    15814.83
  1992/03/31      26105.00                    15506.44
  1992/04/30      24625.77                    15962.33
  1992/05/31      25132.84                    16040.54
  1992/06/30      24164.12                    15801.54
  1992/07/31      25617.74                    16447.82
  1992/08/31      24926.80                    16110.64
  1992/09/30      23201.33                    16300.75
  1992/10/31      23914.92                    16357.80
  1992/11/30      25225.07                    16915.60
  1992/12/31      24816.46                    17123.66
  1993/01/31      23483.65                    17267.50
  1993/02/28      20977.67                    17502.34
  1993/03/31      21556.28                    17871.64
  1993/04/30      21548.30                    17439.14
  1993/05/31      22410.23                    17906.51
  1993/06/30      22330.42                    17958.44
  1993/07/31      21604.16                    17886.61
  1993/08/31      22374.32                    18564.51
  1993/09/30      23072.64                    18421.56
  1993/10/31      24788.52                    18802.89
  1993/11/30      24704.72                    18624.26
  1993/12/31      25416.18                    18849.62
  1994/01/31      25919.55                    19490.50
  1994/02/28      25292.34                    18962.31
  1994/03/31      23642.40                    18135.55
  1994/04/30      24590.88                    18367.69
  1994/05/31      25979.72                    18668.92
  1994/06/30      25567.47                    18211.53
  1994/07/31      26079.78                    18808.87
  1994/08/31      29501.85                    19580.03
  1994/09/30      29713.98                    19100.32
  1994/10/31      30126.23                    19530.08
  1994/11/30      30778.62                    18818.79
  1994/12/31      30870.14                    19097.87
  1995/01/31      32505.21                    19593.08
  1995/02/28      33194.12                    20356.63
  1995/03/31      34096.68                    20957.35
  1995/04/30      34571.94                    21574.54
  1995/05/31      34905.04                    22436.88
  1995/06/30      36671.33                    22958.09
  1995/07/31      38770.72                    23719.38
  1995/08/31      39099.43                    23778.91
  1995/09/30      41290.86                    24782.38
  1995/10/31      41391.66                    24693.91
  1995/11/30      43136.04                    25777.97
  1995/12/31      45028.70                    26274.46
  1996/01/31      46639.34                    27168.84
  1996/02/29      46367.05                    27420.69
  1996/03/31      46528.58                    27684.75
  1996/04/30      46333.79                    28092.83
  1996/05/31      47174.32                    28817.34
  1996/06/30      47207.75                    28927.14
  1996/07/31      45364.33                    27649.13
  1996/08/31      46902.10                    28232.26
  1996/09/30      50130.47                    29821.17
  1996/10/31      49146.68                    30643.63
  1996/11/30      51787.64                    32959.99
  1996/12/31      51989.79                    32307.05
  1997/01/31      55128.80                    34325.59
  1997/02/28      55831.80                    34594.71
  1997/03/31      52769.09                    33173.21
  1997/04/30      55402.63                    35153.65
  1997/05/31      59622.17                    37293.80
  1997/06/30      64057.65                    38964.57
  1997/07/31      66450.47                    42064.98
  1997/08/31      61822.40                    39708.50
  1997/09/30      65656.76                    41883.33
  1997/10/31      65633.41                    40484.43
  1997/11/30      67471.80                    42358.45
  1997/12/31      68182.81                    43085.75
  1998/01/31      73088.87                    43562.28
  1998/02/28      76194.47                    46703.99
  1998/03/31      78905.19                    49095.70
  1998/04/30      80400.60                    49589.60
  1998/05/31      79918.66                    48737.16
  1998/06/30      84669.17                    50716.86
  1998/07/31      84923.90                    50176.72
  1998/08/31      76104.49                    42922.17
  1998/09/30      84930.79                    45671.77
  1998/10/31      87450.62                    49386.71
  1998/11/30      91182.18                    52380.04
  1998/12/31      96331.12                    55398.18
  1999/01/31      97415.79                    57714.93
  1999/02/26      96908.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162407 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $96,908 - an 869.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                          % OF FUND'S INVESTMENTS

Lilly (Eli) & Co.          10.2

Merck & Co., Inc.          10.0

Warner-Lambert Co.         8.0

Schering-Plough Corp.      7.0

Johnson & Johnson          5.4

Medtronic, Inc.            4.7

Bristol-Myers Squibb Co.   4.5

Pfizer, Inc.               4.2

Abbott Laboratories        4.1

Amgen, Inc.                3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Drugs & Pharmaceuticals 62.0%
Medical Equipment
& Supplies 24.0%
Medical Facilities
Management 3.7%
Drug Stores 2.1%
Computer Services
& Software 1.2%
All Others 7.0%*

Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 2.1
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 24.0
Row: 1, Col: 6, Value: 62.0

* INCLUDES SHORT-TERM INVESTMENTS

HEALTH CARE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW


(photograph of Beso Sikharulidze)

Beso Sikharulidze,
Portfolio Manager
of Fidelity Select
Health Care Portfolio

Q. HOW DID THE FUND PERFORM, BESO?

A. For the 12 months that ended February 28, 1999, the fund returned 27.20%. During the same time period, the Standard & Poor's 500 Index returned 19.74%. Fund performance also compared favorably to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned 23.88% over the same 12-month period.

Q. WHAT WERE THE MAIN FACTORS CONTRIBUTING TO THE FUND'S STRONG
PERFORMANCE?

A. Drug stocks posted solid gains during most of the period due to strong product pipelines, increased merger activity and robust domestic sales. During periods of market weakness, I took the opportunity to increase the fund's asset weightings in pharmaceuticals and medical equipment. My strategy of overweighting these sectors relative to the Goldman Sachs index worked out well. While the fund was overweighted in pharmaceutical stocks relative to the benchmark indexes, total return received the biggest boost from a number of top holdings, such as Eli Lilly, Warner-Lambert and Schering-Plough. Performance also was helped by the fund's underweighted position relative to the Goldman Sachs benchmark in HMOs and hospitals, which continued to struggle during the period.

Q. YOU MENTIONED ELI LILLY, WARNER-LAMBERT AND SCHERING-PLOUGH AS
MAJOR CONTRIBUTORS TO THE FUND'S PERFORMANCE.
WHAT WERE THE STORIES THERE?

A. These stocks performed very well. But first, I would like to talk about a stock you didn't ask about - Amgen. While it was not as large of a holding as the others you asked about, it provided a significant boost to total return. I liked Amgen because it had some very successful products and, at one point, traded at a significant discount to other health care companies. The stock soared after an arbitration panel gave the company all rights to a new version of Epogen, a popular anemia drug. Concerning the other stocks you mentioned, Eli Lilly rallied as the company kept generic drug companies at bay by developing a new version of its blockbuster anti-depressant drug, Prozac. Warner-Lambert shares appreciated as the company reported increased earnings driven by the continued success of its cholesterol treatment, Lipitor. Schering-Plough's stock continued to benefit from upward earnings estimates and strong sales of its major product, Claritin.

Q. WHAT WAS YOUR RATIONALE BEHIND THE DECISION TO SIGNIFICANTLY
INCREASE THE FUND'S HOLDINGS IN PHARMACEUTICAL
AND MEDICAL EQUIPMENT COMPANIES?

A. Similar to what I mentioned in the semiannual report six months ago, I did not foresee any major changes in the market's favorable growth outlook for these companies. As a result, I continued to take a positive long-term view about their prospects. The major factors for this bullish outlook were an aging population with increasing demand for health care products and an increasing supply of innovative, effective and safe new drugs. Most importantly, these companies produced strong corporate earnings combined with a favorable business outlook.

Q. WHAT STOCKS HURT TOTAL RETURN?

A. Monsanto, a diversified chemicals company, hurt fund performance when its proposed merger with American Home Products fell apart. While the fund was underweighted in HMOs and health care service providers, such as Medpartners and Foundation Health Systems, this sector continued to detract from the fund's total return as investors remained uncertain about the groups' profitability outlook and rising medical costs.

Q. WHAT'S YOUR OUTLOOK, BESO?

A. I still see a strong business cycle ahead for pharmaceutical companies, especially those drug companies with dominant market presence and a strong pipeline of profitable products. I will continue to focus on the pharmaceutical companies because I believe they have the best prospects for long-term, sustainable market growth. I also like some of the companies that stand to benefit from the strong pharmaceutical sector. For example, medical research and development (R&D) companies could benefit from the robust R&D cycle and the growing popularity of outsourcing drug research and development.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 063

TRADING SYMBOL: FSPHX

SIZE: as of February 28, 1999, more than $3.1 billion

MANAGER: Beso Sikharulidze, since 1997;
manager, Fidelity Advisor Health Care Fund, since 1997; Fidelity Select Transportation
Portfolio, 1993-1994; security analyst,
appliance, trucking and shipping industries,
1992-1993; joined Fidelity in 1992

HEALTH CARE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.0%

                                 SHARES                         VALUE (NOTE 1)

AGRICULTURE - 0.4%

Pioneer Hi-Bred                   500,000                       $ 11,718,750
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 1.2%

IMS Health, Inc.                  800,000                        28,400,000

Medical Manager Corp. (a)         54,900                         1,537,200

Shared Medical Systems Corp.      175,400                        8,945,400

                                                                 38,882,600

DRUG STORES - 2.1%

CVS Corp.                         107,154                        5,679,162

Walgreen Co.                      1,920,500                      61,456,000

                                                                 67,135,162

DRUGS & PHARMACEUTICALS - 62.0%

Allergan, Inc.                    126,180                        10,283,670

American Home Products Corp.      1,324,600                      78,813,700

Amgen, Inc. (a)                   909,800                        113,611,275

Biogen, Inc. (a)                  256,300                        24,636,838

Bristol-Myers Squibb Co.          1,114,300                      140,332,156

Centocor, Inc. (a)                8,500                          353,281

Chiron Corp. (a)                  321,800                        6,777,913

Elan Corp. PLC sponsored ADR      297,020                        22,777,721
(a)

Forest Laboratories, Inc. (a)     680,000                        33,617,500

Genentech, Inc. (special) (a)     397,400                        31,717,488

Genzyme Corp.:

(General Division)                477,600                        21,492,000

(Molecular Oncology) (a)          27,315                         104,138

Glaxo Wellcome PLC sponsored      572,500                        36,675,781
ADR

Immunex Corp. (a)                 72,500                         10,258,750

Lilly (Eli) & Co.                 3,406,812                      322,582,508

Medimmune, Inc. (a)               172,800                        9,504,000

Merck & Co., Inc.                 3,864,800                      315,947,400

Novartis AG (Reg.)                14,501                         25,474,459

PAREXEL International Corp.       195,300                        4,064,681
(a)

Pfizer, Inc.                      991,400                        130,802,838

Pharmacia & Upjohn, Inc.          232,000                        12,644,000

QLT PhotoTherapeutics, Inc.       66,400                         2,585,011
(a)

Quintiles Transnational Corp.     294,700                        12,708,938
(a)

Rhone-Poulenc SA sponsored        152,300                        7,005,800
ADR Class A

Roche Holding AG                  2,350                          29,801,313
participation certificates

Schering-Plough Corp.             3,939,800                      220,382,563

Sepracor, Inc. (a)                70,100                         8,744,975

SmithKline Beecham PLC            500,900                        35,626,513
sponsored ADR

Takeda Chemical Industries        448,000                        15,353,549
Ltd.

Warner-Lambert Co.                3,664,200                      253,058,813

Watson Pharmaceuticals, Inc.      252,800                        12,213,400
(a)



                                 SHARES                         VALUE (NOTE 1)

XOMA Ltd. (a)                     1,476                         $ 4,133

Zonagen, Inc. (a)                 259,100                        7,157,638

                                                                 1,957,114,743

ELECTRONIC INSTRUMENTS - 1.0%

Perkin-Elmer Corp.                119,900                        11,360,525

Waters Corp. (a)                  213,200                        19,840,925

                                                                 31,201,450

INSURANCE - 0.5%

Aetna, Inc.                       900                            66,656

CIGNA Corp.                       211,800                        16,626,300

                                                                 16,692,956

MEDICAL EQUIPMENT & SUPPLIES
- 24.0%

Abbott Laboratories               2,779,800                      129,086,963

AmeriSource Health Corp.          383,000                        28,581,375
Class A (a)

Bausch & Lomb, Inc.               124,300                        7,496,844

Baxter International, Inc.        1,307,800                      92,036,425

Becton, Dickinson & Co.           1,481,200                      49,620,200

Biomet, Inc.                      50,700                         1,860,056

Boston Scientific Corp. (a)       742,536                        19,677,204

Cardinal Health, Inc.             863,805                        62,355,923

Guidant Corp.                     728,720                        41,537,040

Johnson & Johnson                 2,003,900                      171,082,963

Mallinckrodt, Inc.                7,200                          222,750

Medtronic, Inc.                   2,101,886                      148,445,699

Omnicare, Inc.                    9,200                          220,225

Sybron International, Inc. (a)    239,700                        5,887,631

                                                                 758,111,298

MEDICAL FACILITIES MANAGEMENT
- 3.7%

Concentra Managed Care, Inc.      277,200                        2,945,250
(a)

Foundation Health Systems,        232,100                        1,856,800
Inc.  Class A (a)

Health Management Associates,     955,500                        12,361,781
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             713,200                        8,290,950

Humana, Inc. (a)                  260,600                        4,560,500

Lincare Holdings, Inc. (a)        764,400                        27,231,750

PacifiCare Health Systems,        8,800                          635,800
Inc.  Class B (a)

Tenet Healthcare Corp. (a)        52,800                         1,039,500

Total Renal Care Holdings,        622,300                        5,522,913
Inc. (a)

Trigon Healthcare, Inc. (a)       100,000                        3,506,250

United HealthCare Corp.           347,300                        17,126,231

Universal Health Services,        300,000                        12,187,500
Inc. Class B (a)

Wellpoint Health Networks,        229,800                        18,125,475
Inc. (a)

                                                                 115,390,700

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

SERVICES - 0.1%

Medpartners, Inc. (a)             326,000                       $ 1,935,625

TOTAL COMMON STOCKS                                              2,998,183,284
(Cost $2,066,944,764)

CASH EQUIVALENTS - 5.0%



Taxable Central Cash Fund (b)     157,479,759                    157,479,759
(Cost $157,479,759)

TOTAL INVESTMENT IN                                               $ 3,155,663,043
SECURITIES - 100%
(Cost $2,224,424,523)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,023,455,625 and $1,543,188,343, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $244,159 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $13,395,137. The fund received cash collateral of $13,304,800.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,224,754,689. Net unrealized appreciation aggregated $930,908,354, of which $973,074,201 related to appreciated investment securities and $42,165,847 related to depreciated investment securities.

The fund hereby designates approximately $103,283,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 65% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.
HEALTH CARE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                            FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 3,155,663,043
value  (cost $2,224,424,523)
-  See accompanying schedule

Receivable for investments                   2,545,052
sold

Receivable for fund shares                   6,544,577
sold

Dividends receivable                         2,805,069

Interest receivable                          807,435

Redemption fees receivable                   5,071

Other receivables                            181,348

 TOTAL ASSETS                                3,168,551,595

LIABILITIES

Payable for fund shares        $ 6,553,547
redeemed

Accrued management fee          1,513,897

Other payables and accrued      1,354,795
expenses

Collateral on securities        13,304,800
loaned,  at value

 TOTAL LIABILITIES                           22,727,039

NET ASSETS                                  $ 3,145,824,556

Net Assets consist of:

Paid in capital                             $ 2,136,274,229

Undistributed net investment                 1,027,364
income

Accumulated undistributed net                77,281,651
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  931,241,312
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 22,861,395                  $ 3,145,824,556
shares outstanding

NET ASSET VALUE and                          $137.60
redemption price per share
($3,145,824,556 (divided by)
22,861,395 shares)

Maximum offering price per                   $141.86
share (100/97.00 of $137.60)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 19,172,514
Dividends

Interest (including income on                   10,666,331
securities loaned of
$356,115)

 TOTAL INCOME                                   29,838,845

EXPENSES

Management fee                   $ 14,851,440

Transfer agent fees               10,618,207

Accounting and security           978,835
lending fees

Non-interested trustees'          13,557
compensation

Custodian fees and expenses       77,520

Registration fees                 149,900

Audit                             69,969

Legal                             14,375

Reports to shareholders           193,559

 Total expenses before            26,967,362
reductions

 Expense reductions               (606,172)     26,361,190

NET INVESTMENT INCOME                           3,477,655

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            141,328,826

 Foreign currency transactions    (312,020)     141,016,806

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            456,692,226

 Assets and liabilities in        2,848         456,695,074
foreign currencies

NET GAIN (LOSS)                                 597,711,880

NET INCREASE (DECREASE) IN                     $ 601,189,535
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 10,991,959
charges paid to FDC

 Sales charges - Retained by                   $ 10,970,853
FDC

 Deferred sales charges                        $ 58,978
withheld   by FDC

 Exchange fees withheld by FSC                 $ 79,358

 Expense reductions  Directed                  $ 590,859
brokerage arrangements

  Custodian credits                             5,771

  Transfer agent credits                        9,542

                                               $ 606,172

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,477,655                   $ 4,973,301
income

 Net realized gain (loss)         141,016,806                   304,829,057

 Change in net unrealized         456,695,074                   201,089,915
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       601,189,535                   510,892,273
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,782,810)                   (3,399,542)
From net investment income

 From net realized gain           (121,803,514)                 (285,151,308)

 TOTAL DISTRIBUTIONS              (125,586,324)                 (288,550,850)

Share transactions Net            1,715,677,379                 1,156,162,920
proceeds from sales of shares

 Reinvestment of distributions    121,790,160                   281,663,060

 Cost of shares redeemed          (1,393,295,000)               (810,127,873)

 NET INCREASE (DECREASE) IN       444,172,539                   627,698,107
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,029,623                     1,425,211

  TOTAL INCREASE (DECREASE)       921,805,373                   851,464,741
IN NET ASSETS

NET ASSETS

 Beginning of period              2,224,019,183                 1,372,554,442

 End of period (including        $ 3,145,824,556               $ 2,224,019,183
undistributed net investment
income of $1,027,364 and
$2,734,330, respectively)

OTHER INFORMATION
Shares

 Sold                             13,702,070                    10,761,631

 Issued in reinvestment of        985,706                       2,916,990
distributions

 Redeemed                         (11,362,310)                  (7,540,216)

 Net increase (decrease)          3,325,466                     6,138,405




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 113.84     $ 102.45     $ 100.47     $ 76.13      $ 63.31
period

Income from Investment
Operations

Net investment income C           .17          .33          .52          .95          .75

Net realized and unrealized       29.85        31.94        18.01        28.85        18.38
gain (loss)

Total from investment             30.02        32.27        18.53        29.80        19.13
operations

Less Distributions

 From net investment income       (.19)        (.25)        (.65)        (.59)        (.62)

From net realized gain            (6.17)       (20.73)      (15.95)      (4.92)       (5.74)

Total distributions               (6.36)       (20.98)      (16.60)      (5.51)       (6.36)

Redemption fees added to paid     .10          .10          .05          .05          .05
in capital

Net asset value, end of period   $ 137.60     $ 113.84     $ 102.45     $ 100.47     $ 76.13

TOTAL RETURN A, B                 27.20%       36.47%       20.41%       39.68%       31.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,145,825  $ 2,224,019  $ 1,372,554  $ 1,525,910  $ 943,141
(000 omitted)

Ratio of expenses to average      1.07%        1.20%        1.33%        1.31%        1.39%
net assets

Ratio of expenses to average      1.05% D      1.18% D      1.32% D      1.30% D      1.36% D
net assets after expense
reductions

Ratio of net investment           .14%         .31%         .52%         1.06%        1.08%
income to average net assets

Portfolio turnover rate           66%          79%          59%          54%          151%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.

MEDICAL DELIVERY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MEDICAL DELIVERY          -29.47%      52.56%        335.43%

SELECT MEDICAL DELIVERY (LOAD    -31.66%      47.91%        322.30%
ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Health Care                   23.88%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MEDICAL DELIVERY     -29.47%      8.81%         15.85%

SELECT MEDICAL DELIVERY     -31.66%      8.14%         15.49%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Health Care              23.88%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Medical Delivery            S&P 500
             00505                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10232.72                    10233.00
  1989/04/30      10931.92                    10764.09
  1989/05/31      11497.94                    11200.04
  1989/06/30      11364.27                    11136.20
  1989/07/31      12654.15                    12141.80
  1989/08/31      13243.49                    12379.78
  1989/09/30      13610.44                    12329.02
  1989/10/31      13154.53                    12042.99
  1989/11/30      13766.11                    12288.66
  1989/12/31      13766.92                    12583.59
  1990/01/31      11740.02                    11739.23
  1990/02/28      12036.09                    11890.67
  1990/03/31      12594.05                    12205.77
  1990/04/30      12719.31                    11900.63
  1990/05/31      14518.46                    13060.94
  1990/06/30      15213.07                    12972.12
  1990/07/31      15270.00                    12930.61
  1990/08/31      14051.59                    11761.68
  1990/09/30      13117.85                    11188.89
  1990/10/31      12958.44                    11140.78
  1990/11/30      14757.59                    11860.47
  1990/12/31      16005.68                    12191.38
  1991/01/31      18585.35                    12722.92
  1991/02/28      19734.47                    13632.61
  1991/03/31      22665.92                    13962.52
  1991/04/30      21985.82                    13996.03
  1991/05/31      23803.32                    14600.66
  1991/06/30      21798.00                    13931.95
  1991/07/31      23985.14                    14581.18
  1991/08/31      24266.16                    14926.75
  1991/09/30      24486.10                    14677.48
  1991/10/31      25023.72                    14874.16
  1991/11/30      24327.26                    14274.73
  1991/12/31      28462.11                    15907.76
  1992/01/31      28487.12                    15611.87
  1992/02/29      27386.65                    15814.83
  1992/03/31      25573.38                    15506.44
  1992/04/30      24560.45                    15962.33
  1992/05/31      24310.34                    16040.54
  1992/06/30      23030.21                    15801.54
  1992/07/31      24340.76                    16447.82
  1992/08/31      24313.46                    16110.64
  1992/09/30      21460.28                    16300.75
  1992/10/31      22525.10                    16357.80
  1992/11/30      24736.66                    16915.60
  1992/12/31      24709.36                    17123.66
  1993/01/31      23453.41                    17267.50
  1993/02/28      19740.18                    17502.34
  1993/03/31      20177.03                    17871.64
  1993/04/30      19931.31                    17439.14
  1993/05/31      20545.63                    17906.51
  1993/06/30      20750.40                    17958.44
  1993/07/31      21269.16                    17886.61
  1993/08/31      21200.90                    18564.51
  1993/09/30      22948.30                    18421.56
  1993/10/31      24026.78                    18802.89
  1993/11/30      24422.67                    18624.26
  1993/12/31      26074.52                    18849.62
  1994/01/31      27535.23                    19490.50
  1994/02/28      27685.40                    18962.31
  1994/03/31      26306.59                    18135.55
  1994/04/30      27152.99                    18367.69
  1994/05/31      28067.65                    18668.92
  1994/06/30      26333.90                    18211.53
  1994/07/31      27507.93                    18808.87
  1994/08/31      30292.85                    19580.03
  1994/09/30      31371.33                    19100.32
  1994/10/31      32395.20                    19530.08
  1994/11/30      31002.74                    18818.79
  1994/12/31      31247.72                    19097.87
  1995/01/31      32619.36                    19593.08
  1995/02/28      33119.44                    20356.63
  1995/03/31      35219.77                    20957.35
  1995/04/30      34075.12                    21574.54
  1995/05/31      32957.43                    22436.88
  1995/06/30      33487.62                    22958.09
  1995/07/31      36869.34                    23719.38
  1995/08/31      37041.29                    23778.91
  1995/09/30      37815.07                    24782.38
  1995/10/31      37170.25                    24693.91
  1995/11/30      40279.71                    25777.97
  1995/12/31      41304.12                    26274.46
  1996/01/31      43525.59                    27168.84
  1996/02/29      44429.50                    27420.69
  1996/03/31      44858.48                    27684.75
  1996/04/30      45369.25                    28092.83
  1996/05/31      45273.43                    28817.34
  1996/06/30      44203.48                    28927.14
  1996/07/31      39412.64                    27649.13
  1996/08/31      43053.68                    28232.26
  1996/09/30      46135.78                    29821.17
  1996/10/31      42654.44                    30643.63
  1996/11/30      45065.83                    32959.99
  1996/12/31      45849.53                    32307.05
  1997/01/31      48018.79                    34325.59
  1997/02/28      49094.75                    34594.71
  1997/03/31      45988.36                    33173.21
  1997/04/30      47036.80                    35153.65
  1997/05/31      51398.33                    37293.80
  1997/06/30      51755.52                    38964.57
  1997/07/31      55083.07                    42064.98
  1997/08/31      53184.30                    39708.50
  1997/09/30      54763.47                    41883.33
  1997/10/31      52958.70                    40484.43
  1997/11/30      54218.28                    42358.45
  1997/12/31      55082.88                    43085.75
  1998/01/31      53475.86                    43562.28
  1998/02/28      59882.81                    46703.99
  1998/03/31      62293.35                    49095.70
  1998/04/30      63842.57                    49589.60
  1998/05/31      60831.96                    48737.16
  1998/06/30      61628.89                    50716.86
  1998/07/31      56869.47                    50176.72
  1998/08/31      43985.85                    42922.17
  1998/09/30      45446.88                    45671.77
  1998/10/31      48546.03                    49386.71
  1998/11/30      50405.53                    52380.04
  1998/12/31      51689.46                    55398.18
  1999/01/31      44317.90                    57714.93
  1999/02/26      42230.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 163817 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $42,230 - a 322.30% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Lincare Holdings, Inc.            14.6

Health Management Associates,     10.5
Inc. Class A

Wellpoint Health Networks, Inc.   9.1

Universal Health Services,        5.5
Inc. Class B

PacifiCare Health Systems,        5.5
Inc. Class B

Tenet Healthcare Corp.            4.8

HEALTHSOUTH Corp.                 4.8

Humana, Inc.                      3.9

Columbia/HCA Healthcare Corp.     3.0

Quorum Health Group, Inc.         2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Medical Facilities
Management 77.1%
Drugs & Pharmaceuticals 8.8%
Medical Equipment
& Supplies 6.6%
Insurance 2.9%
Computer Services
& Software 0.6%
All Others 4.0%*

Row: 1, Col: 1, Value: 4.0
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 2.9
Row: 1, Col: 4, Value: 6.6
Row: 1, Col: 5, Value: 8.800000000000001
Row: 1, Col: 6, Value: 76.09999999999999

* INCLUDES SHORT-TERM INVESTMENTS

MEDICAL DELIVERY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Porter)

John Porter,
Portfolio Manager
of Fidelity Select
Medical Delivery Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended February 28, 1999, the fund returned -29.47%. By comparison, the Standard & Poor's 500 Index and the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - returned 19.74% and 23.88%, respectively.

Q. WHY DID THE FUND LAG THE GOLDMAN SACHS INDEX BY SUCH A WIDE MARGIN?

A. The fund's return obviously was disappointing as conditions across all health care services continued to be very challenging. HMOs were not able to find a solution to spiraling costs - particularly in the pharmaceuticals area - or to pass those costs on to patients, making their stocks unattractive to investors. The government's overhaul of Medicare was probably the biggest negative factor affecting hospitals and long-term care providers. Changes in the federal budget for 1998, which reduced Medicare reimbursement, severely affected the revenues of hospitals, long-term care facilities and the home health care sector. Physician practice managers also struggled to create an attractive long-term business model. Meanwhile, investors continued to gravitate to pharmaceutical stocks - a significant part of the Goldman Sachs index - where growth has been healthy and demand strong.

Q. WHAT DID YOU DO TO TRY TO ALLEVIATE THE SITUATION?

A. While the fund could not avoid being affected by the changes in Medicare, I looked for opportunities to offset the negative trends within the industry. For example, while the rising cost of prescription drugs has hurt managed-care companies, pharmaceutical stocks have performed well, so I increased the fund's investments in that area, holding Eli Lilly, Merck, Pfizer and Bristol-Myers Squibb. I've since sold Pfizer from the fund's portfolio to take profits for the fund. I also bought stocks of companies that don't depend as much on Medicare, and therefore shouldn't be as severely affected by the changes. Examples include small hospitals that focus more on basic medical services that are in less danger of being cut by Medicare. In addition, I shifted the fund's HMO holdings to those companies with little Medicare exposure.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?

A. Wellpoint Health Networks did well, reflecting its success in controlling costs and in increasing its membership. Drug makers Eli Lilly, Merck, Pfizer and Bristol-Myers Squibb benefited from the pharmaceutical industry's strong growth and rising prices. An aging population demanding a wider range of more effective drugs helped boost the industry. Lincare, a respiratory care company, performed well as it continued to expand its market share through acquisitions and did a good job managing its internal cost structure. Cardinal Health, the country's second-largest hospital and pharmacy drug distributor, performed well, reflecting increased demand and its acquisition activities. Cardinal successfully employed its own extensive sales and distribution system for efficient, cost-effective product delivery.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. HEALTHSOUTH, United HealthCare and Columbia/HCA were all disappointing stocks for the fund. Each experienced earnings shortfalls at various times during the year. Foundation Health Systems, a managed-care company, was hurt by rising costs and slow membership growth, particularly on the Medicare side of its business. Quorum Health Group, another managed-care company, was subject to a government probe. Quorum also had disappointing performance in some of its newly acquired hospitals, and its stock suffered as a result.

Q. WHAT'S YOUR OUTLOOK, JOHN?

A. Although I'm still cautious, the outlook for HMOs appears to be improving, as recent data on pricing trends in 1999 look more positive. It also appears that there is some movement by the federal government to make the Medicare HMO formula more attractive. Though hospital business trends became bleaker in late 1998 and early 1999 as patient volumes slowed when this winter's cases of flu and other upper respiratory diseases declined, the overall picture looks better for hospitals. First, the changes in 1999 Medicare reimbursement have not been nearly as onerous as they were in 1998. Second, the recent slowdown in business trends was a cyclical event that should return to normal. The silver lining is that there may now exist some good buying opportunities. I'll try to find the companies with attractive relative valuations that are likely to do well, should business trends improve.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 505

TRADING SYMBOL: FSHCX

SIZE: as of February 28, 1999, more than $76 million

MANAGER: John Porter, since 1998; manager,
Fidelity Select Software and Computer
Services Portfolio, since 1997; Fidelity Select
Multimedia Portfolio, 1996-1997; joined
Fidelity in 1995

MEDICAL DELIVERY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.4%

                                 SHARES                    VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.6%

Shared Medical Systems Corp.      8,900                    $ 453,900

DRUGS & PHARMACEUTICALS - 8.8%

Bristol-Myers Squibb Co.          5,100                     642,281

Lilly (Eli) & Co.                 22,500                    2,130,469

Merck & Co., Inc.                 19,000                    1,553,250

Schering-Plough Corp.             7,500                     419,531

Warner-Lambert Co.                26,200                    1,809,438

                                                            6,554,969

INSURANCE - 2.9%

CIGNA Corp.                       27,700                    2,174,450

MEDICAL EQUIPMENT & SUPPLIES
- 6.6%

Abbott Laboratories               10,600                    492,238

Baxter International, Inc.        7,000                     492,625

Boston Scientific Corp. (a)       9,500                     251,750

Cardinal Health, Inc.             15,850                    1,144,172

Guidant Corp.                     8,200                     467,400

Johnson & Johnson                 6,000                     512,250

McKesson HBOC, Inc.               1,744                     118,592

Medtronic, Inc.                   10,200                    720,375

Omnicare, Inc.                    20,000                    478,750

St. Jude Medical, Inc. (a)        9,250                     232,406

                                                            4,910,558

MEDICAL FACILITIES MANAGEMENT
- 77.1%

Carematrix Corp. (a)              8,000                     177,000

Columbia/HCA Healthcare Corp.     124,723                   2,229,424

Coram Healthcare Corp.            9,740                     0
warrants 7/11/99 (a)

Foundation Health Systems,        128,870                   1,030,960
Inc.  Class A (a)

HCR Manor Care, Inc. (a)          58,800                    1,315,650

Health Management Associates,     607,717                   7,862,339
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             307,700                   3,577,013

Humana, Inc. (a)                  167,800                   2,936,500

Lincare Holdings, Inc. (a)        306,100                   10,904,809

NovaCare, Inc. (a)                40,000                    85,000

Oxford Health Plans, Inc. (a)     21,100                    399,581

PacifiCare Health Systems,
Inc.:

Class A (a)                       4,500                     296,438

Class B (a)                       56,800                    4,103,800

Pediatrix Medical Group (a)       13,400                    413,725

Phycor, Inc. (a)                  7,900                     42,956

Physician Reliance Network,       48,300                    437,719
Inc. (a)

Quorum Health Group, Inc. (a)     236,400                   2,186,700

Renal Care Group, Inc. (a)        60,850                    1,205,591

Sierra Health Services, Inc.      20,600                    296,125
(a)

Tenet Healthcare Corp. (a)        183,100                   3,604,781

Total Renal Care Holdings,        96,066                    852,586
Inc. (a)

Trigon Healthcare, Inc. (a)       19,300                    676,706



                                 SHARES                    VALUE (NOTE 1)

United HealthCare Corp.           41,700                   $ 2,056,331

Universal Health Services,        101,900                   4,139,688
Inc. Class B (a)

Wellpoint Health Networks,        86,300                    6,806,913
Inc. (a)

                                                            57,638,335

SERVICES - 0.4%

Magellan Health Services,         23,600                    160,775
Inc. (a)

Medpartners, Inc. (a)             24,800                    147,250

                                                            308,025

TOTAL COMMON STOCKS                                         72,040,237
(Cost $72,651,789)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     2,705,792                 2,705,792
(Cost $2,705,792)

TOTAL INVESTMENT IN                                         $ 74,746,029
SECURITIES - 100%
(Cost $75,357,581)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $91,251,954 and $106,080,592, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,772 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $76,541,184. Net unrealized depreciation aggregated $1,795,155, of which $11,240,396 related to appreciated investment securities and $13,035,551 related to depreciated investment securities.

The fund hereby designates approximately $6,804,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $10,988,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $18,134,000 of losses recognized during the period November 1, 1998 to February 28,1999.

A total of 66% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

MEDICAL DELIVERY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                       FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 74,746,029
value  (cost $75,357,581) -
See accompanying schedule

Receivable for investments                  2,890,910
sold

Receivable for fund shares                  45,593
sold

Dividends receivable                        16,250

Interest receivable                         16,589

Redemption fees receivable                  277

Other receivables                           37,310

 TOTAL ASSETS                               77,752,958

LIABILITIES

Payable for fund shares         $ 791,042
redeemed

Accrued management fee           42,231

Other payables and accrued       77,405
expenses

 TOTAL LIABILITIES                          910,678

NET ASSETS                                 $ 76,842,280

Net Assets consist of:

Paid in capital                            $ 107,722,467

Accumulated undistributed net               (30,268,635)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (611,552)
(depreciation) on investments

NET ASSETS, for 4,028,359                  $ 76,842,280
shares outstanding

NET ASSET VALUE and                         $19.08
redemption price per share
($76,842,280 (divided by)
4,028,359 shares)

Maximum offering price per                  $19.67
share (100/97.00 of $19.08)

STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                            $ 184,483
Dividends

 Special dividend from                        748,113
Vencor, Inc.

Interest (including income on                 814,106
securities loaned of $27,838)

 TOTAL INCOME                                 1,746,702

EXPENSES

Management fee                   $ 909,497

Transfer agent fees               1,031,055

Accounting and security           153,468
lending fees

Non-interested trustees'          197
compensation

Custodian fees and expenses       10,198

Registration fees                 38,310

Audit                             13,275

Legal                             1,627

Reports to shareholders           24,315

 Total expenses before            2,181,942
reductions

 Expense reductions               (45,006)    2,136,936

NET INVESTMENT INCOME (LOSS)                  (390,234)

REALIZED AND UNREALIZED GAIN                  (29,445,200)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                      (24,558,768)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               (54,003,968)

NET INCREASE (DECREASE) IN                   $ (54,394,202)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 324,894
charges paid to FDC

 Sales charges - Retained by                 $ 324,831
FDC

 Deferred sales charges                      $ 6,973
withheld   by FDC

 Exchange fees withheld by FSC               $ 19,297

 Expense reductions  Directed                $ 41,000
brokerage arrangements

  Custodian credits                           649

  Transfer agent credits                      3,357

                                             $ 45,006

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (390,234)                   $ (1,403,143)
income (loss)

 Net realized gain (loss)         (29,445,200)                  30,147,880

 Change in net unrealized         (24,558,768)                  (1,649,494)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (54,394,202)                  27,095,243
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,388,637)                   (27,697,433)
 From net realized gain

 In excess of net realized        (824,351)                     -
gain

 TOTAL DISTRIBUTIONS              (8,212,988)                   (27,697,433)

Share transactions Net            162,156,332                   114,716,005
proceeds from sales of shares

 Reinvestment of distributions    8,097,680                     27,235,291

 Cost of shares redeemed          (186,595,554)                 (178,502,092)

 NET INCREASE (DECREASE) IN       (16,341,542)                  (36,550,796)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  248,569                       310,663

  TOTAL INCREASE (DECREASE)       (78,700,163)                  (36,842,323)
IN NET ASSETS

NET ASSETS

 Beginning of period              155,542,443                   192,384,766

 End of period                   $ 76,842,280                  $ 155,542,443

OTHER INFORMATION
Shares

 Sold                             6,115,538                     4,089,783

 Issued in reinvestment of        283,433                       1,085,517
distributions

 Redeemed                         (7,863,246)                   (6,483,186)

 Net increase (decrease)          (1,464,275)                   (1,307,886)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.32    $ 28.29    $ 29.00    $ 23.18    $ 20.28
period

Income from Investment
Operations

Net investment income (loss) C    (.06) F    (.24)      (.23)      (.03)      .06

Net realized and unrealized       (7.88)     5.45       2.92       7.72       3.74
gain (loss)

Total from investment             (7.94)     5.21       2.69       7.69       3.80
operations

Less Distributions

 From net investment income       -          -          -          -          (.06)

From net realized gain            (1.21)     (5.23)     (3.45)     (1.91)     (.89)

In excess of net realized gain    (.13)      -          -          -          -

Total distributions               (1.34)     (5.23)     (3.45)     (1.91)     (.95)

Redemption fees added to paid     .04        .05        .05        .04        .05
in capital

Net asset value, end of period   $ 19.08    $ 28.32    $ 28.29    $ 29.00    $ 23.18

TOTAL RETURN A, B                 (29.47)%   21.97%     10.50%     34.15%     19.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 76,842   $ 155,542  $ 192,385  $ 295,489  $ 299,570
(000 omitted)

Ratio of expenses to average      1.40%      1.57%      1.57%      1.65%      1.48%
net assets

Ratio of expenses to average      1.37% d    1.53% d    1.53% d    1.62% d    1.45% d
net assets after expense
reductions

Ratio of net investment           (.25)%     (.88)%     (.84)%     (.13)%     .29%
income (loss) to average net
assets

Portfolio turnover rate           67%        109%       78%        132%       123%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.
F NET INVESTMENT INCOME
(LOSS)  PER SHARE REFLECTS A
SPECIAL DIVIDEND FROM
VENCOR, INC., WHICH AMOUNTED
TO $.12 PER SHARE.


MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED FEBRUARY 28, 1999       LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND         21.00%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND         17.30%
SYSTEMS (LOAD ADJ.)

S&P 500                              15.54%

GS Health Care                       19.32%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case the period since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Medical Equipment/Systems   S&P 500
             00354                       SP001
  1998/04/28       9700.00                    10000.00
  1998/04/30       9961.90                    10246.17
  1998/05/31       9816.40                    10070.04
  1998/06/30      10340.20                    10479.08
  1998/07/31      10543.90                    10367.48
  1998/08/31       9185.90                     8868.55
  1998/09/30       9874.60                     9436.67
  1998/10/31      10349.90                    10204.25
  1998/11/30      11067.70                    10822.73
  1998/12/31      11882.50                    11446.33
  1999/01/31      11872.80                    11925.02
  1999/02/26      11730.00                    11554.39
IMATRL PRASUN   SHR__CHT 19990228 19990315 135209 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,730 - a 17.30% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $11,554 - a 15.54% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                            % OF FUND'S INVESTMENTS

Baxter International, Inc.   7.2

Becton, Dickinson & Co.      6.7

Medtronic, Inc.              6.6

Guidant Corp.                6.1

Abbott Laboratories          5.9

Johnson & Johnson            5.7

Biomet, Inc.                 5.0

Boston Scientific Corp.      4.5

Bausch & Lomb, Inc.          4.1

Allergan, Inc.               3.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Medical Equipment & Supplies 70.4%
Drugs & Pharmaceuticals 10.3%
Electronic Instruments 5.7%
Industrial Machinery
& Equipment 1.0%
Household Products 0.4%
All Others 12.2%*

Row: 1, Col: 1, Value: 12.2
Row: 1, Col: 2, Value: 1.4
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 5.7
Row: 1, Col: 5, Value: 10.3
Row: 1, Col: 6, Value: 68.40000000000001

* INCLUDES SHORT-TERM INVESTMENTS

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kerry Nelson)

Kerry Nelson, Portfolio Manager of Fidelity
Select Medical Equipment and Systems Portfolio

Q. HOW DID THE FUND PERFORM, KERRY?

A. The fund did well on both an absolute and a relative basis. From its inception on April 28, 1998, through February 28, 1999, the fund returned 21.00%, compared to 15.54% for the Standard and Poor's 500 Index and 19.32% for the Goldman Sachs Health Care Index, an index of 93 stocks designed to measure the performance of companies in the health care sector.

Q. WHAT ENABLED THE FUND TO BEAT BOTH OF ITS BENCHMARKS?

A. Medical device stocks performed well during the period due to major, profitable product launches at many of the larger companies, leading to faster earnings growth than that experienced by the typical S&P 500 company. Superior earnings growth, combined with increased industry consolidation and generally favorable business prospects, contributed to the fund's strong performance. In addition, the fund's overweighted position in large-cap cardiology stocks, which tend to offer higher quality, faster growth and greater product diversification than many of the smaller companies within the sector, helped the fund outperform its benchmarks.

Q. WHAT SHIFTS IN STRATEGY DID YOU MAKE DURING THE PERIOD?

A. I increased the fund's exposure to the large-cap, diversified cardiology companies I mentioned earlier, and sold more of the small-cap, single-product companies. Because earnings for S&P 500 companies were slowing, I focused on medical device companies that seemed capable of generating consistent revenue and earnings growth. Medical device companies with diversified product portfolios tend to have more consistent results than many of the smaller companies, which tend to be more dependent on their ability to gain regulatory approval for and successfully market a single product. As the year progressed, investors became increasingly willing to pay higher premiums for companies with solid growth prospects. In addition, I raised the fund's weighting in orthopedic stocks. That decision was driven by an improvement in the industry's basic business prospects following a wave of consolidation that I believed would lead to more stable pricing. Consolidation and the improved fundamental outlook boded well for the prices of orthopedic shares.

Q. WHAT STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE DURING
THE PERIOD?

A. Guidant, one of the fund's core holdings, was also one of the top performers. The company has a leadership position in three key segments of the cardiology market and reported strong earnings during the period. Arterial Vascular Engineering was another star performer. The company was acquired by Medtronic at a significant premium to the stock's price. Sofamor/Danek Group, an orthopedic company specializing in products for the spine, also performed well when it, too, was acquired by Medtronic at a substantial premium.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. The fund was hurt by its large position in Boston Scientific, which suffered the double whammy of a Food and Drug Administration
(FDA)-mandated recall on a major new product and an apparently related investigation by the Department of Justice. Another disappointment was ESC Medical Systems, an Israel-based firm that manufactures lasers for medical purposes. The company suffered a sharp decline in sales concurrent with difficulties in integrating a recent acquisition.

Q. WHAT'S YOUR OUTLOOK, KERRY?

A. My outlook for the medical device industry remains positive. The overall economic, demographic and regulatory environment appears supportive of stable pricing and further healthy growth in the demand for medical devices. I continue to favor larger, diversified companies and remain cautious of single-product companies, particularly those without proven success in the marketplace. One area that I am keeping an eye on in 1999 is the discussion in Washington about Medicare reform. Some topics being discussed - for example, the reimbursement of pharmaceuticals - could lead to measures that negatively affect some medical device stocks with pharmaceutical exposure. On the positive side, accounting changes have been proposed by the Financial Accounting Standards Board that could stimulate more short-term consolidation in the industry, as participants attempt to complete mergers and acquisitions before these new standards take effect.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: April 28, 1998

FUND NUMBER: 354

TRADING SYMBOL: FSMEX

SIZE: as of February 28, 1999, more than $28 million

MANAGER: Kerry Nelson, since inception;
analyst, medical devices and automotive
industries; joined Fidelity in 1995

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 88.0%

                                 SHARES                    VALUE (NOTE 1)

DRUGS & PHARMACEUTICALS - 10.3%

Allergan, Inc.                    14,050                   $ 1,145,075

Biomatrix, Inc. (a)               2,000                     139,000

Chiron Corp. (a)                  33,000                    695,063

Cytyc Corp. (a)                   9,000                     163,125

Lilly (Eli) & Co.                 2,800                     265,125

Merck & Co., Inc.                 1,200                     98,100

Pfizer, Inc.                      500                       65,969

Sepracor, Inc. (a)                1,000                     124,750

Ventana Medical Systems, Inc.     15,300                    265,838
(a)

Warner-Lambert Co.                1,500                     103,594

                                                            3,065,639

ELECTRONIC INSTRUMENTS - 5.7%

Perkin-Elmer Corp.                8,740                     828,115

Thermo Optek Corp. (a)            2,680                     29,145

Waters Corp. (a)                  9,160                     852,453

                                                            1,709,713

HOUSEHOLD PRODUCTS - 0.4%

Safeskin Corp. (a)                5,290                     122,993

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Mettler-Toledo International,     11,310                    289,112
Inc. (a)

MEDICAL EQUIPMENT & SUPPLIES
- 70.4%

Abbott Laboratories               38,120                    1,770,198

ADAC Laboratories (a)             5,000                     89,375

Ballard Medical Products          4,700                     112,506

Bard (C.R.), Inc.                 14,630                    824,766

Bausch & Lomb, Inc.               20,380                    1,229,169

Baxter International, Inc.        30,460                    2,143,619

Becton, Dickinson & Co.           59,960                    2,008,660

Biomet, Inc.                      41,110                    1,508,223

Boston Scientific Corp. (a)       50,220                    1,330,830

CONMED Corp. (a)                  3,000                     92,625

Cooper Companies, Inc. (a)        4,310                     63,034

Dionex Corp. (a)                  3,500                     129,063

ESC Medical Systems Ltd. (a)      6,690                     33,659

Guidant Corp.                     31,820                    1,813,740

Haemonetics Corp. (a)             5,600                     93,450

Heartport, Inc. (a)               4,000                     26,500

Hillenbrand Industries, Inc.      20,670                    865,556

Johnson & Johnson                 19,850                    1,694,694

Mallinckrodt, Inc.                6,000                     185,625

Medtronic, Inc.                   27,808                    1,963,940

Mentor Corp.                      3,120                     47,970

Ocular Sciences, Inc. (a)         11,900                    291,550

Orthofix International NV (a)     8,170                     114,380

Pall Corp.                        2,900                     61,444

Resmed, Inc. (a)                  3,500                     108,500

St. Jude Medical, Inc. (a)        18,000                    452,250

Steris Corp. (a)                  18,620                    612,133

Stryker Corp.                     12,540                    592,515

Sybron International, Inc. (a)    27,060                    664,661

Thoratec Laboratories Corp.       2,150                     16,259
(a)

VISX, Inc. (a)                    1,000                     61,750

                                                            21,002,644



                                 SHARES                    VALUE (NOTE 1)

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Cambridge Heart, Inc. (a)         7,800                    $ 63,375

TOTAL COMMON STOCKS                                        26,253,476
(Cost $24,659,886)

CASH EQUIVALENTS - 12.0%



Taxable Central Cash Fund (b)     3,591,929                 3,591,929
(Cost $3,591,929)

TOTAL INVESTMENT IN                                         $ 29,845,405
SECURITIES - 100%
(Cost $28,251,815)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $33,765,122 and $10,391,732, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,290 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $28,271,997. Net unrealized appreciation aggregated $1,573,408, of which $2,853,110 related to appreciated investment securities and $1,279,702 related to depreciated investment securities.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 29,845,405
value  (cost $28,251,815) -
See accompanying schedule

Receivable for investments                    139,961
sold

Receivable for fund shares                    155,198
sold

Dividends receivable                          9,725

Interest receivable                           12,234

Redemption fees receivable                    30

 TOTAL ASSETS                                 30,162,553

LIABILITIES

Payable for investments         $ 1,492,114
purchased

Payable for fund shares          20,669
redeemed

Accrued management fee           12,967

Other payables and accrued       42,385
expenses

 TOTAL LIABILITIES                            1,568,135

NET ASSETS                                   $ 28,594,418

Net Assets consist of:

Paid in capital                              $ 25,878,452

Accumulated undistributed net                 1,122,376
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   1,593,590
(depreciation) on investments

NET ASSETS, for 2,364,036                    $ 28,594,418
shares outstanding

NET ASSET VALUE and                           $12.10
redemption price per share
($28,594,418 (divided by)
2,364,036 shares)

Maximum offering price per                    $12.47
share (100/97.00 of $12.10)

STATEMENT OF OPERATIONS

                        APRIL 28, 1998 (COMMENCEMENT
                          OF OPERATIONS) TO FEBRUARY
                                            28, 1999

INVESTMENT INCOME                          $ 77,548
Dividends

Interest                                    80,397

 TOTAL INCOME                               157,945

EXPENSES

Management fee                   $ 80,475

Transfer agent fees               107,471

Accounting fees and expenses      50,606

Non-interested trustees'          41
compensation

Custodian fees and expenses       9,620

Registration fees                 54,577

Audit                             20,376

Legal                             41

Miscellaneous                     278

 Total expenses before            323,485
reductions

 Expense reductions               (1,420)   322,065

NET INVESTMENT INCOME (LOSS)                (164,120)

REALIZED AND UNREALIZED GAIN                1,286,496
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    1,593,590
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             2,880,086

NET INCREASE (DECREASE) IN                 $ 2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                    $ 283,524
charges paid to FDC

 Sales charges retained by FDC             $ 283,524

 Deferred sales charges                    $ 2,642
withheld   by FDC

 Exchange fees withheld by FSC             $ 1,635

 Expense Reductions

  Direct brokerage                         $ 1,351
arrangements

  Custodian credits                         69

                                           $ 1,420

STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET      APRIL 28, 1998 (COMMENCEMENT
ASSETS                          OF OPERATIONS) TO FEBRUARY
                                28, 1999

Operations Net investment       $ (164,120)
income (loss)

 Net realized gain (loss)        1,286,496

 Change in net unrealized        1,593,590
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           45,365,490
proceeds from sales of shares

 Cost of shares redeemed         (19,529,306)

 NET INCREASE (DECREASE) IN      25,836,184
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 42,268

  TOTAL INCREASE (DECREASE)      28,594,418
IN NET ASSETS

NET ASSETS

 Beginning of period             -

 End of period                  $ 28,594,418

OTHER INFORMATION
Shares

 Sold                            4,138,562

 Redeemed                        (1,774,526)

 Net increase (decrease)         2,364,036



FINANCIAL HIGHLIGHTS
YEAR ENDED FEBRUARY 28,          1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)

Net realized and unrealized       2.18
gain (loss)

Total from investment             2.07
operations

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 12.10

TOTAL RETURN B, C                 21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 28,594
(000 omitted)

Ratio of expenses to average      2.39% A
net assets

Ratio of expenses to average      2.38% A, E
net assets after expense
reductions

Ratio of net investment           (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           85% A

A ANNUALIZED B THE TOTAL
RETURN WOULD HAVE BEEN LOWER
HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE
PERIOD SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE  FUND'S EXPENSES. F FOR
THE PERIOD APRIL 28, 1998
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1999.


ENERGY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY                 -22.00%      36.72%        108.70%

SELECT ENERGY (LOAD ADJ.)     -24.41%      32.55%        102.37%

S&P 500                       19.74%       194.91%       459.21%

GS Natural Resources          -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY               -22.00%      6.46%         7.63%

SELECT ENERGY (LOAD ADJ.)   -24.41%      5.80%         7.30%

S&P 500                     19.74%       24.15%        18.78%

GS Natural Resources        -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy                      S&P 500
             00060                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10259.76                    10233.00
  1989/04/30      10605.92                    10764.09
  1989/05/31      10731.13                    11200.04
  1989/06/30      10952.09                    11136.20
  1989/07/31      11408.73                    12141.80
  1989/08/31      11659.15                    12379.78
  1989/09/30      11843.28                    12329.02
  1989/10/31      11762.26                    12042.99
  1989/11/30      12204.18                    12288.66
  1989/12/31      13086.16                    12583.59
  1990/01/31      12501.89                    11739.23
  1990/02/28      12891.40                    11890.67
  1990/03/31      12898.89                    12205.77
  1990/04/30      12464.43                    11900.63
  1990/05/31      13220.99                    13060.94
  1990/06/30      12909.40                    12972.12
  1990/07/31      13788.68                    12930.61
  1990/08/31      14036.47                    11761.68
  1990/09/30      13996.50                    11188.89
  1990/10/31      13277.10                    11140.78
  1990/11/30      13133.21                    11860.47
  1990/12/31      12498.28                    12191.38
  1991/01/31      11688.74                    12722.92
  1991/02/28      12779.14                    13632.61
  1991/03/31      12605.67                    13962.52
  1991/04/30      12746.10                    13996.03
  1991/05/31      12820.44                    14600.66
  1991/06/30      12249.28                    13931.95
  1991/07/31      12878.30                    14581.18
  1991/08/31      13126.60                    14926.75
  1991/09/30      12994.17                    14677.48
  1991/10/31      13383.17                    14874.16
  1991/11/30      12389.98                    14274.73
  1991/12/31      12502.68                    15907.76
  1992/01/31      11833.64                    15611.87
  1992/02/29      11850.37                    15814.83
  1992/03/31      11507.48                    15506.44
  1992/04/30      12293.60                    15962.33
  1992/05/31      12879.01                    16040.54
  1992/06/30      12241.71                    15801.54
  1992/07/31      12568.71                    16447.82
  1992/08/31      12795.10                    16110.64
  1992/09/30      12870.56                    16300.75
  1992/10/31      12317.17                    16357.80
  1992/11/30      12032.09                    16915.60
  1992/12/31      12204.05                    17123.66
  1993/01/31      12664.26                    17267.50
  1993/02/28      13499.46                    17502.34
  1993/03/31      14189.77                    17871.64
  1993/04/30      14462.72                    17439.14
  1993/05/31      14897.63                    17906.51
  1993/06/30      15093.76                    17958.44
  1993/07/31      14982.90                    17886.61
  1993/08/31      16168.23                    18564.51
  1993/09/30      16074.43                    18421.56
  1993/10/31      15844.19                    18802.89
  1993/11/30      13925.49                    18624.26
  1993/12/31      14541.68                    18849.62
  1994/01/31      15320.54                    19490.50
  1994/02/28      14807.20                    18962.31
  1994/03/31      14090.29                    18135.55
  1994/04/30      15166.60                    18367.69
  1994/05/31      15327.10                    18668.92
  1994/06/30      15246.85                    18211.53
  1994/07/31      15478.68                    18808.87
  1994/08/31      15220.10                    19580.03
  1994/09/30      15104.19                    19100.32
  1994/10/31      15960.15                    19530.08
  1994/11/30      14979.36                    18818.79
  1994/12/31      14601.65                    19097.87
  1995/01/31      14252.02                    19593.08
  1995/02/28      14813.27                    20356.63
  1995/03/31      15622.94                    20957.35
  1995/04/30      16103.08                    21574.54
  1995/05/31      16518.58                    22436.88
  1995/06/30      16038.44                    22958.09
  1995/07/31      16417.01                    23719.38
  1995/08/31      16296.98                    23778.91
  1995/09/30      16306.21                    24782.38
  1995/10/31      15604.47                    24693.91
  1995/11/30      16500.11                    25777.97
  1995/12/31      17723.92                    26274.46
  1996/01/31      17997.76                    27168.84
  1996/02/29      17912.78                    27420.69
  1996/03/31      19112.00                    27684.75
  1996/04/30      20037.50                    28092.83
  1996/05/31      20244.58                    28817.34
  1996/06/30      20619.29                    28927.14
  1996/07/31      19692.36                    27649.13
  1996/08/31      20461.52                    28232.26
  1996/09/30      21546.23                    29821.17
  1996/10/31      22423.85                    30643.63
  1996/11/30      23666.33                    32959.99
  1996/12/31      23479.50                    32307.05
  1997/01/31      24015.65                    34325.59
  1997/02/28      21557.44                    34594.71
  1997/03/31      22154.29                    33173.21
  1997/04/30      21956.53                    35153.65
  1997/05/31      23955.48                    37293.80
  1997/06/30      24306.36                    38964.57
  1997/07/31      25901.26                    42064.98
  1997/08/31      26167.08                    39708.50
  1997/09/30      28091.60                    41883.33
  1997/10/31      27315.41                    40484.43
  1997/11/30      25741.77                    42358.45
  1997/12/31      25893.83                    43085.75
  1998/01/31      24510.37                    43562.28
  1998/02/28      25955.04                    46703.99
  1998/03/31      27191.58                    49095.70
  1998/04/30      27715.95                    49589.60
  1998/05/31      27042.38                    48737.16
  1998/06/30      26331.40                    50716.86
  1998/07/31      24161.02                    50176.72
  1998/08/31      19845.22                    42922.17
  1998/09/30      23237.99                    45671.77
  1998/10/31      23512.41                    49386.71
  1998/11/30      22689.16                    52380.04
  1998/12/31      22077.96                    55398.18
  1999/01/31      20568.68                    57714.93
  1999/02/26      20237.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990322 111032 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $20,237 - a 102.37% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                            % OF FUND'S INVESTMENTS

BP Amoco PLC sponsored ADR   7.0

Mobil Corp.                  6.2

USX-Marathon Group           5.6

Schlumberger Ltd.            5.3

Exxon Corp.                  5.3

Enron Corp.                  5.2

Chevron Corp.                3.5

Total SA sponsored ADR       3.5

Amerada Hess Corp.           3.3

Halliburton Co.              3.2

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Oil & Gas 63.0%
Energy Services 18.6%
Gas 5.6%
Chemicals & Plastics 3.9%
Electric Utility 2.3%
All Others 6.6%*

Row: 1, Col: 1, Value: 6.6
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 3.9
Row: 1, Col: 4, Value: 5.6
Row: 1, Col: 5, Value: 18.6
Row: 1, Col: 6, Value: 63.0

* INCLUDES SHORT-TERM INVESTMENTS

ENERGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

Larry Rakers,
Portfolio Manager
of Fidelity Select
Energy Portfolio

Q. HOW DID THE FUND PERFORM, LARRY?

A. For the 12 months that ended February 28, 1999, the fund returned -22.00%, while the Standard & Poor's 500 Index returned 19.74% during the same period. The fund also compares its performance to the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned -20.88% during the same 12-month period.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE PERIOD?

A. The major cause of poor performance was weak global economic growth. Many international economies continued to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for oil has declined from approximately a 2% annual growth rate to 0%. In this environment, even a slight increase in the supply of oil is too much and, as a result, commodity prices have tanked across the board. Regarding the fund's performance relative to the Goldman Sachs index, the fund underperformed because I allocated a larger percentage of assets to small and mid-cap integrated oil companies and energy service companies compared to the index. These are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this bearish environment.

Q. WHAT ABOUT THE ELECTRIC AND GAS UTILITIES SECTORS? IN COMPARISON TO THE GOLDMAN SACHS INDEX, WHY WAS THE FUND UNDERWEIGHTED IN THESE AREAS AND OVERWEIGHTED IN MORE AGGRESSIVE OIL COMPANIES?

A. Gas and electric stocks are defensive investments that I tend to focus on when I am concerned about oil prices declining. However, I believed there wasn't much room for oil prices to go lower and there was a strong argument to say that prices were ready to go higher. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices - should perform better than electric and gas utilities, as well as the larger-cap integrated oil companies.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks, such as BP Amoco, Mobil and Exxon, managed to gain approximately 13% combined over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the secondary energy stocks - drillers, oil service and oil equipment - all posted significant losses for the year.

Q. WHAT OTHER STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks, the energy and energy service sectors experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these companies are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas drop below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorates for energy service companies like Weatherford and Schlumberger. On the other hand, if energy prices pick up, earnings can rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for oil stocks for the first time in a while. The Organization of Petroleum Exporting Countries (OPEC) is scheduled to meet on March 23, 1999. We started to see a strong rebound in oil prices toward the end of the period as investors anticipated that OPEC will reduce oil production. If this trend continues, combined with a slight increase in demand, the fund could perform well. In addition, for the first time in a while, we are starting to see a response on the supply side to price movement. For example, the typical oil company cut capital expenditures by 30%, cut back on exploration, and the number of rigs drilling for oil and gas fell to a 49-year low. As a result, oil and gas production may fall in 1999. If we get even a slight rebound in demand from Asia or Latin America, I don't think it will take much for a squeeze on supply. This scenario could be very good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 060

TRADING SYMBOL: FSENX

SIZE: as of February 28, 1999, more than $120 million

MANAGER: Lawrence Rakers, since 1997;
manager, Fidelity Select Natural Resources
Portfolio, since 1997; Fidelity Select Paper and
Forest Products Portfolio, Fidelity Select Precious
Metals and Minerals Portfolio, 1996-1997; Fidelity
Select Gold Portfolio, 1995-1997; joined Fidelity in 1993

ENERGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.7%

                                 SHARES                     VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.1%

Forest Oil Corp. (a)              10,000                    $ 63,750

CHEMICALS & PLASTICS - 3.9%

Crompton & Knowles Corp.          61,600                     1,139,600

du Pont (E.I.) de Nemours &       69,600                     3,571,350
Co.

                                                             4,710,950

ELECTRIC UTILITY - 2.3%

AES Corp. (a)                     62,000                     2,305,625

Calenergy, Inc. (a)               16,700                     468,644

                                                             2,774,269

ENERGY SERVICES - 18.6%

Baker Hughes, Inc.                135,650                    2,441,700

BJ Services Co. (a)               151,100                    2,124,844

Coflexip SA sponsored ADR         29,300                     842,375

ENSCO International, Inc.         145,400                    1,290,425

Global Industries Ltd. (a)        10,000                     50,625

Global Marine, Inc. (a)           38,000                     294,500

Halliburton Co.                   135,400                    3,825,050

Helmerich & Payne, Inc.           44,400                     724,275

Marine Drilling Companies,        20,000                     127,500
Inc. (a)

Nabors Industries, Inc. (a)       25,000                     287,500

Noble Drilling Corp. (a)          105,800                    1,309,275

Pool Energy Services Co. (a)      87,000                     883,594

Rowan Companies, Inc. (a)         20,000                     172,500

Ryan Energy Technologies,         32,900                     50,186
Inc. (a)

Santa Fe International Corp.      17,300                     231,388

Schlumberger Ltd.                 131,880                    6,404,423

Smith International, Inc.         47,600                     1,157,275

UTI Energy Corp. (a)              27,000                     156,938

                                                             22,374,373

ENGINEERING - 0.2%

Stolt Comex Seaway SA             13,800                     91,425

Stolt Comex Seaway SA             20,000                     117,500
sponsored ADR Class A

                                                             208,925

GAS - 5.6%

Dynegy, Inc.                      11,000                     132,000

Enron Corp.                       96,800                     6,292,000

Williams Companies, Inc.          10,000                     370,000

                                                             6,794,000

OIL & GAS - 62.9%

Alberta Energy Co. Ltd.           23,000                     493,467

Amerada Hess Corp.                87,200                     3,956,700



                                 SHARES                     VALUE (NOTE 1)

Anadarko Petroleum Corp.          25,900                    $ 712,250

Apache Corp.                      10,000                     199,375

Berkley Petroleum Corp. (a)       38,800                     211,009

BP Amoco PLC sponsored ADR        99,390                     8,448,140

Burlington Resources, Inc.        2,825                      91,459

Cabot Oil & Gas Corp. Class A     26,500                     289,844

Canadian Natural Resources        72,600                     1,003,920
Ltd. (a)

Chesapeake Energy Corp.           50,000                     34,375

Chevron Corp.                     54,600                     4,197,375

Compagnie Generale de             25,800                     212,850
Geophysique SA sponsored ADR
(a)

Conoco, Inc. Class A              15,000                     304,688

Cooper Cameron Corp. (a)          14,800                     342,250

Crestar Energy, Inc. (a)          49,500                     334,859

Elf Aquitaine SA sponsored ADR    71,300                     3,680,863

Eni Spa sponsored ADR             5,000                      295,000

Enron Oil & Gas Co.               55,200                     910,800

Exxon Corp.                       95,500                     6,356,719

Frontier Oil Corp. (a)            249,600                    1,310,400

Gulf Canada Resources Ltd. (a)    93,000                     221,429

Imperial Oil Ltd.                 147,000                    2,271,588

Louis Dreyfus Natural Gas         54,700                     652,981
Corp. (a)

Magnum Hunter Resources, Inc.     60,200                     154,263
(a)

Mallon Resources Corp. (a)        5,000                      31,563

Mobil Corp.                       88,900                     7,395,369

Newfield Exploration Co. (a)      5,000                      81,250

Noble Affiliates, Inc.            12,800                     289,600

Ocean Energy, Inc. (a)            31,800                     135,150

Oryx Energy Co. (a)               90,600                     939,975

Paramount Resources Ltd. (c)      38,200                     325,554

Penn West Petroleum Ltd. (a)      25,800                     255,810

Petro-Canada                      85,100                     914,326

Plains Resources, Inc. (a)        96,400                     891,700

Post Energy Corp. (a)             47,500                     105,535

Ranger Oil Ltd.                   40,000                     111,686

Renaissance Energy Ltd. (a)       43,300                     381,941

Rio Alto Exploration Ltd. (a)     101,700                    900,448

Seagull Energy Corp. (a)          77,100                     366,225

Shell Transport & Trading Co.
PLC:

ADR                               83,100                     2,789,044

(Reg.)                            510,000                    2,852,853

Snyder Oil Corp.                  59,900                     625,206

Stellarton Energy Corp. Class     100,000                    79,586
A (a)

Suncor Energy, Inc.               44,800                     1,311,792

Texaco, Inc.                      80,600                     3,752,938

Tosco Corp.                       52,100                     1,077,819

Total SA sponsored ADR            81,200                     4,191,950

Ulster Petroleums Ltd. (a)        34,600                     192,758

Ultramar Diamond Shamrock         29,100                     574,725
Corp.

Union Pacific Resources           76,100                     680,144
Group, Inc.

Upton Resources, Inc. (a)         59,700                     55,432

USX-Marathon Group                325,400                    6,731,713

Vastar Resources, Inc.            5,200                      200,200

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

OIL & GAS - CONTINUED

Vintage Petroleum, Inc.           14,900                    $ 66,119

Weatherford International,        28,425                     483,225
Inc. (a)

                                                             75,478,240

SHIP BUILDING & REPAIR - 0.1%

Halter Marine Group, Inc. (a)     20,000                     80,000

TOTAL COMMON STOCKS                                          112,484,507
(Cost $126,539,724)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     9,400                      89,300
(Cost $91,438)

CASH EQUIVALENTS - 6.2%



Taxable Central Cash Fund (b)     7,421,818                  7,421,818
(Cost $7,421,818)

TOTAL INVESTMENT IN                                          $ 119,995,625
SECURITIES - 100%
(Cost $134,052,980)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $325,554 or 0.3% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $188,611,682 and $178,672,234, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $48,921 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    67.4%

United Kingdom              11.7

Canada                      7.7

France                      7.5

Netherlands Antilles        5.3

Others (individually less     0.4
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $137,186,700. Net unrealized depreciation aggregated $17,191,075, of which $3,832,545 related to appreciated investment securities and $21,023,620 related to depreciated investment securities.

The fund hereby designates approximately $2,129,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,040,000 all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $6,117,000 of losses recognized during the period November 1, 1998 to February 28, 1999

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

ENERGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 119,995,625
value  (cost $134,052,980) -
 See accompanying schedule

Receivable for investments                  7,140
sold

Receivable for fund shares                  565,649
sold

Dividends receivable                        452,490

Interest receivable                         36,831

Redemption fees receivable                  411

Other receivables                           1,364

 TOTAL ASSETS                               121,059,510

LIABILITIES

Payable for investments         $ 122,508
purchased

Payable for fund shares          779,716
redeemed

Accrued management fee           59,148

Other payables and accrued       93,662
expenses

 TOTAL LIABILITIES                          1,055,034

NET ASSETS                                 $ 120,004,476

Net Assets consist of:

Paid in capital                            $ 145,525,094

Undistributed net investment                825,869
income

Accumulated undistributed net               (12,289,132)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (14,057,355)
(depreciation) on investments

NET ASSETS, for 7,395,868                  $ 120,004,476
shares outstanding

NET ASSET VALUE and                         $16.23
redemption price per share
($120,004,476 (divided by)
7,395,868 shares)

Maximum offering price per                  $16.73
share (100/97.00 of $16.23)

STATEMENT OF OPERATIONS

                                YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 2,450,558
Dividends

Interest (including income on                    500,765
securities loaned of $5,546)

 TOTAL INCOME                                    2,951,323

EXPENSES

Management fee                   $ 825,294

Transfer agent fees               989,327

Accounting and security           136,226
lending fees

Non-interested trustees'          332
compensation

Custodian fees and expenses       30,016

Registration fees                 25,954

Audit                             12,517

Legal                             796

Reports to shareholders           24,787

Miscellaneous                     1,374

 Total expenses before            2,046,623
reductions

 Expense reductions               (56,099)       1,990,524

NET INVESTMENT INCOME                            960,799

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (12,009,667)

 Foreign currency transactions    (88,526)       (12,098,193)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (22,109,006)

 Assets and liabilities in        28             (22,108,978)
foreign currencies

NET GAIN (LOSS)                                  (34,207,171)

NET INCREASE (DECREASE) IN                      $ (33,246,372)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 570,198
charges paid to FDC

 Sales charges - Retained by                    $ 567,585
FDC

 Deferred sales charges                         $ 12,418
withheld   by FDC

 Exchange fees withheld by FSC                  $ 15,098

 Expense reductions  Directed                   $ 55,993
brokerage arrangements

  Custodian credits                              106

                                                $ 56,099

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 960,799                     $ 899,143
income

 Net realized gain (loss)         (12,098,193)                  35,228,064

 Change in net unrealized         (22,108,978)                  1,070,352
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (33,246,372)                  37,197,559
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (118,598)                     (711,215)
From net investment income

 From net realized gain           (2,920,602)                   (31,012,994)

 TOTAL DISTRIBUTIONS              (3,039,200)                   (31,724,209)

Share transactions Net            115,988,469                   138,864,076
proceeds from sales of shares

 Reinvestment of distributions    2,970,065                     31,069,131

 Cost of shares redeemed          (109,891,379)                 (231,915,098)

 NET INCREASE (DECREASE) IN       9,067,155                     (61,981,891)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  199,403                       267,473

  TOTAL INCREASE (DECREASE)       (27,019,014)                  (56,241,068)
IN NET ASSETS

NET ASSETS

 Beginning of period              147,023,490                   203,264,558

 End of period (including        $ 120,004,476                 $ 147,023,490
undistributed net investment
income of $825,869 and
$431,333, respectively)

OTHER INFORMATION
Shares

 Sold                             5,995,866                     5,967,396

 Issued in reinvestment of        133,126                       1,509,439
distributions

 Redeemed                         (5,669,002)                   (10,078,784)

 Net increase (decrease)          459,990                       (2,601,949)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 21.20    $ 21.31    $ 18.97    $ 16.10    $ 16.73
period

Income from Investment
Operations

Net investment income C           .13        .11        .13        .18        .07

Net realized and unrealized       (4.71)     3.93       3.59       3.13       (.11)
gain (loss)

Total from investment             (4.58)     4.04       3.72       3.31       (.04)
operations

Less Distributions

 From net investment income       (.02) E    (.09)      (.13)      (.11)      (.08)

From net realized gain            (.40) E    (4.09)     (1.31)     (.36)      (.54)

Total distributions               (.42)      (4.18)     (1.44)     (.47)      (.62)

Redemption fees added to paid     .03        .03        .06        .03        .03
in capital

Net asset value, end of period   $ 16.23    $ 21.20    $ 21.31    $ 18.97    $ 16.10

TOTAL RETURN A, B                 (22.00)%   20.40%     20.35%     20.92%     .04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 120,004  $ 147,023  $ 203,265  $ 119,676  $ 96,023
(000 omitted)

Ratio of expenses to average      1.46%      1.58%      1.57%      1.63%      1.85%
net assets

Ratio of expenses to average      1.42% D    1.53% D    1.55% D    1.63%      1.85%
net assets after expense
reductions

Ratio of net investment           .68%       .47%       .62%       1.04%      .42%
income to average net assets

Portfolio turnover rate           138%       115%       87%        97%        106%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E THE
AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.  F FOR THE YEAR
ENDED FEBRUARY 29.


ENERGY SERVICE PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY SERVICE          -50.57%      45.28%        111.18%

SELECT ENERGY SERVICE (LOAD    -52.12%      40.85%        104.77%
ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Natural Resources           -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ENERGY SERVICE        -50.57%      7.76%         7.76%

SELECT ENERGY SERVICE (LOAD  -52.12%      7.09%         7.43%
ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Natural Resources         -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy Service              S&P 500
             00043                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10313.01                    10233.00
  1989/04/30      10805.82                    10764.09
  1989/05/31      10998.14                    11200.04
  1989/06/30      11358.74                    11136.20
  1989/07/31      11995.79                    12141.80
  1989/08/31      12560.72                    12379.78
  1989/09/30      12380.42                    12329.02
  1989/10/31      11767.41                    12042.99
  1989/11/30      12777.08                    12288.66
  1989/12/31      14411.77                    12583.59
  1990/01/31      13486.25                    11739.23
  1990/02/28      14760.35                    11890.67
  1990/03/31      15469.52                    12205.77
  1990/04/30      14652.17                    11900.63
  1990/05/31      17116.23                    13060.94
  1990/06/30      16238.79                    12972.12
  1990/07/31      17765.30                    12930.61
  1990/08/31      17452.79                    11761.68
  1990/09/30      17116.23                    11188.89
  1990/10/31      14964.68                    11140.78
  1990/11/30      15193.06                    11860.47
  1990/12/31      14664.69                    12191.38
  1991/01/31      14002.49                    12722.92
  1991/02/28      16253.97                    13632.61
  1991/03/31      14989.77                    13962.52
  1991/04/30      15062.01                    13996.03
  1991/05/31      15459.33                    14600.66
  1991/06/30      13436.61                    13931.95
  1991/07/31      14447.97                    14581.18
  1991/08/31      14291.45                    14926.75
  1991/09/30      12979.10                    14677.48
  1991/10/31      13171.73                    14874.16
  1991/11/30      11594.50                    14274.73
  1991/12/31      11221.26                    15907.76
  1992/01/31      11064.74                    15611.87
  1992/02/29      11293.50                    15814.83
  1992/03/31      10486.82                    15506.44
  1992/04/30      11353.70                    15962.33
  1992/05/31      12256.70                    16040.54
  1992/06/30      11546.34                    15801.54
  1992/07/31      12027.94                    16447.82
  1992/08/31      12641.98                    16110.64
  1992/09/30      13027.26                    16300.75
  1992/10/31      12353.02                    16357.80
  1992/11/30      12100.18                    16915.60
  1992/12/31      11606.54                    17123.66
  1993/01/31      12064.06                    17267.50
  1993/02/28      13256.01                    17502.34
  1993/03/31      14303.49                    17871.64
  1993/04/30      15074.53                    17439.14
  1993/05/31      15773.43                    17906.51
  1993/06/30      15689.08                    17958.44
  1993/07/31      15905.98                    17886.61
  1993/08/31      16460.28                    18564.51
  1993/09/30      15978.28                    18421.56
  1993/10/31      15749.33                    18802.89
  1993/11/30      14086.43                    18624.26
  1993/12/31      14038.86                    18849.62
  1994/01/31      14171.88                    19490.50
  1994/02/28      14099.32                    18962.31
  1994/03/31      13047.32                    18135.55
  1994/04/30      13729.48                    18367.69
  1994/05/31      14341.07                    18668.92
  1994/06/30      14777.92                    18211.53
  1994/07/31      15052.51                    18808.87
  1994/08/31      14453.40                    19580.03
  1994/09/30      15002.58                    19100.32
  1994/10/31      15601.69                    19530.08
  1994/11/30      14790.40                    18818.79
  1994/12/31      14118.52                    19097.87
  1995/01/31      14207.24                    19593.08
  1995/02/28      15170.44                    20356.63
  1995/03/31      16006.91                    20957.35
  1995/04/30      16982.78                    21574.54
  1995/05/31      17426.36                    22436.88
  1995/06/30      16830.70                    22958.09
  1995/07/31      17667.16                    23719.38
  1995/08/31      18376.89                    23778.91
  1995/09/30      18427.59                    24782.38
  1995/10/31      16830.70                    24693.91
  1995/11/30      17781.23                    25777.97
  1995/12/31      19889.33                    26274.46
  1996/01/31      20322.28                    27168.84
  1996/02/29      21109.46                    27420.69
  1996/03/31      22775.65                    27684.75
  1996/04/30      24488.43                    28092.83
  1996/05/31      24132.19                    28817.34
  1996/06/30      24184.97                    28927.14
  1996/07/31      22852.35                    27649.13
  1996/08/31      24303.72                    28232.26
  1996/09/30      25214.12                    29821.17
  1996/10/31      28024.48                    30643.63
  1996/11/30      29159.18                    32959.99
  1996/12/31      29651.81                    32307.05
  1997/01/31      31302.92                    34325.59
  1997/02/28      27918.82                    34594.71
  1997/03/31      29883.78                    33173.21
  1997/04/30      29538.34                    35153.65
  1997/05/31      33638.07                    37293.80
  1997/06/30      35840.05                    38964.57
  1997/07/31      41475.36                    42064.98
  1997/08/31      44416.16                    39708.50
  1997/09/30      49051.90                    41883.33
  1997/10/31      50920.68                    40484.43
  1997/11/30      44691.41                    42358.45
  1997/12/31      45033.34                    43085.75
  1998/01/31      38659.16                    43562.28
  1998/02/28      41439.55                    46703.99
  1998/03/31      44545.29                    49095.70
  1998/04/30      48213.30                    49589.60
  1998/05/31      45114.88                    48737.16
  1998/06/30      39231.01                    50716.86
  1998/07/31      30592.99                    50176.72
  1998/08/31      20906.52                    42922.17
  1998/09/30      25585.44                    45671.77
  1998/10/31      29309.81                    49386.71
  1998/11/30      22330.54                    52380.04
  1998/12/31      22643.51                    55398.18
  1999/01/31      21595.05                    57714.93
  1999/02/26      20477.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 144156 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $20,477 - a 104.77% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Halliburton Co.                   8.7

Schlumberger Ltd.                 7.0

Baker Hughes, Inc.                6.7

Cooper Cameron Corp.              6.0

Noble Drilling Corp.              5.7

Weatherford International, Inc.   5.0

Smith International, Inc.         5.0

BJ Services Co.                   4.4

McDermott International, Inc.     4.0

Helmerich & Payne, Inc.           3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Energy Services 76.2%
Oil & Gas 12.2%
Construction 2.7%
Engineering 1.7%
Services 0.4%
All Others 6.8%*

Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 1.7
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 12.2
Row: 1, Col: 6, Value: 75.2

* INCLUDES SHORT-TERM INVESTMENTS

ENERGY SERVICE PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of James Catudal)

James Catudal,
Portfolio Manager
of Fidelity Select
Energy Service Portfolio

Q. HOW DID THE FUND PERFORM, JIM?

A. It was a very difficult period. For the 12 months that ended
February 28, 1999, the fund had a total return of -50.57%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -20.88% during the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S EXTREMELY WEAK PERFORMANCE VERSUS ITS
BENCHMARKS?

A. The basic business prospects - and, in turn, the stock prices - of energy service companies depend to a considerable extent on the price of oil, which continued to decline for most of the period, dipping below $11 a barrel in December 1998. On the other hand, aside from a rough stretch from mid-July through mid-October, the broader stock market turned in another strong showing, enabling the S&P 500 to far surpass the fund's performance. The Goldman Sachs index contains the stocks of companies involved in the production of a wide variety of natural resources, most of which performed better than oil did during the period. In addition, energy service stocks are typically very volatile and highly sensitive to the price of oil, whereas the Goldman Sachs index also contains some less volatile components - for example, the stocks of large integrated oil companies. These factors helped the Goldman Sachs index to outperform the fund.

Q. HOW DID YOU MANAGE THE FUND DURING THIS DIFFICULT PERIOD?

A. I tried to focus on the stocks of companies that could weather the downturn better than others. That meant seeking out the shares of larger companies with strong balance sheets - many with leadership positions in the sector - and avoiding the stocks of companies with high financial leverage and low value-added products and services. Secondarily, I emphasized the shares of companies with exposure to the U.S. natural gas market, which was somewhat healthier than the oil market. As the price of oil continued to grind lower, however, there was virtually no segment of the energy service sector that was immune to plunging stock prices. In the words of a song that was popular some years ago, there was "nowhere to run, nowhere to hide."

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Unfortunately, there is nothing worth mentioning on the positive side, as almost all energy service stocks underperformed during the period.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Cooper Cameron, the fund's largest holding for most of the period, was one of the biggest detractors from performance. A well-managed oil field equipment company, Cooper Cameron was hurt by falling order backlogs. Drilling companies were extremely poor performers, as day rates for drill rigs fell sharply along with utilization. R&B Falcon, Noble Drilling and Diamond Offshore Drilling were examples of drilling stocks that detracted from performance. Even Halliburton, widely considered to be a "blue chip" energy service holding, saw its stock perform poorly during the period.

Q. WHAT'S YOUR OUTLOOK, JIM?

A. Despite sailing on rough seas recently, there may be some rays of light on the horizon for energy service stocks. The Organization of Petroleum Exporting Countries (OPEC) has a meeting scheduled for March 23, 1999, at which it will decide whether or not to reduce oil production further. If additional cuts are made, oil prices could firm up in short order. However, even if OPEC cannot agree on any production cuts, low oil prices will eventually result in decreased supplies, which should be supportive of higher prices. On the demand side, Asia appears to be consuming more oil again, but that influence is being offset to some extent by lower demand from Brazil and the rest of Latin America. To sum up, the short-term outlook is uncertain, and all eyes are on OPEC, but over the longer term, the oil market - and energy service stocks in general - should see improvement regardless of what OPEC does on March 23.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 043

TRADING SYMBOL: FSESX

SIZE: as of February 28, 1999, more than $366 million

MANAGER: James Catudal, since 1998;
manager, Fidelity Select Industrial Materials
Portfolio, 1997-1998; research analyst,
North American non-ferrous metals
companies, since 1997; joined Fidelity in
1997

ENERGY SERVICE PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.1%

                                 SHARES                      VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.1%

GeoScience Corp. (a)              20,000                     $ 270,000

CONSTRUCTION - 2.7%

Bouygues Offshore SA              59,000                      781,750
sponsored ADR

McDermott (J. Ray) SA (a)         449,900                     9,307,306

                                                              10,089,056

ELECTRICAL EQUIPMENT - 0.3%

NQL Drilling Tools, Inc.          495,300                     1,215,420
Class A (a)

ENERGY SERVICES - 76.2%

Atwood Oceanics, Inc. (a)         225,700                     3,794,581

Baker Hughes, Inc.                1,370,936                   24,676,848

BJ Services Co. (a)               1,153,176                   16,216,538

CAL Dive International, Inc.      49,300                      708,688
(a)

Carbo Ceramics, Inc.              61,000                      976,000

Coflexip SA sponsored ADR         343,600                     9,878,500

Daniel Industries, Inc.           341,800                     3,631,625

Diamond Offshore Drilling,        596,500                     12,340,094
Inc.

ENSCO International, Inc.         1,367,800                   12,139,225

Global Industries Ltd. (a)        942,300                     4,770,394

Global Marine, Inc. (a)           546,000                     4,231,500

Halliburton Co.                   1,137,167                   32,124,962

Helmerich & Payne, Inc.           801,300                     13,071,206

Input/Output, Inc. (a)            716,800                     4,032,000

Marine Drilling Companies,        832,100                     5,304,638
Inc. (a)

McDermott International, Inc.     737,500                     14,703,906

Nabors Industries, Inc. (a)       937,700                     10,783,550

Noble Drilling Corp. (a)          1,705,650                   21,107,419

Oceaneering International,        517,600                     5,176,000
Inc. (a)

Offshore Logistics, Inc. (a)      159,300                     1,388,897

Parker Drilling Co. (a)           25,000                      62,500

Pool Energy Services Co. (a)      325,600                     3,306,875

R&B Falcon Corp. (a)              75,118                      413,149

Rowan Companies, Inc. (a)         923,600                     7,966,050

Ryan Energy Technologies,         397,200                     605,889
Inc. (a)

Santa Fe International Corp.      338,300                     4,524,763

Schlumberger Ltd.                 532,245                     25,847,148

SEACOR SMIT, Inc. (a)             128,900                     5,075,438

Smith International, Inc.         754,600                     18,346,213

Superior Energy Services,         50,000                      137,500
Inc. (a)

Tidewater, Inc.                   146,465                     2,755,373

Transocean Offshore, Inc.         338,154                     6,974,426

UTI Energy Corp. (a)              115,000                     668,438

Varco International, Inc. (a)     292,500                     2,266,875

                                                              280,007,208

ENGINEERING - 1.7%

Stolt Comex Seaway SA             669,500                     4,435,438

Stolt Comex Seaway SA             302,900                     1,779,538
sponsored ADR Class A

                                                              6,214,976



                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.1%

Gardner Denver Machinery,         35,000                     $ 446,250
Inc. (a)

METALS & MINING - 0.1%

Cameco Corp.                      20,000                      426,449

OIL & GAS - 12.2%

Compagnie Generale de             140,300                     1,157,475
Geophysique SA sponsored ADR
(a)

Cooper Cameron Corp. (a)          946,276                     21,882,633

Petroleum Geo-Services ASA        116,600                     1,333,613
sponsored ADR (a)

Veritas DGC, Inc. (a)             190,500                     1,797,844

Weatherford International,        1,090,940                   18,545,980
Inc. (a)

                                                              44,717,545

SERVICES - 0.4%

Tuboscope, Inc. (a)               290,900                     1,563,588

SHIP BUILDING & REPAIR - 0.3%

Dril-Quip, Inc. (a)               67,400                      859,350

Halter Marine Group, Inc. (a)     70,000                      280,000

                                                              1,139,350

TOTAL COMMON STOCKS                                           346,089,842
(Cost $567,053,337)

CASH EQUIVALENTS - 5.9%



Taxable Central Cash Fund (b)     21,633,087                  21,633,087
(Cost $21,633,087)

TOTAL INVESTMENT IN                                           $ 367,722,929
SECURITIES - 100%
(Cost $588,686,424)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $457,434,835 and $570,297,633, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $132,958 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    84.6%

Netherlands Antilles        7.0

France                      3.2

Panama                      2.5

Luxembourg                  1.7

Others (individually less     1.0
than 1%)

total                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $633,527,520. Net unrealized depreciation aggregated $265,804,591, of which $2,654,891 related to appreciated investment securities and $268,459,482 related to depreciated investment securities.

The fund hereby designates approximately $34,268,000 as capital gain dividend for the purpose of the dividend paid deduction.

At February 28, 1999, the fund had a capital loss carryforward of approximately $85,150,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $56,642,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 11% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

ENERGY SERVICE PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                         FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 367,722,929
value  (cost $588,686,424) -
 See accompanying schedule

Receivable for investments                    1,215,887
sold

Receivable for fund shares                    2,332,234
sold

Dividends receivable                          395,147

Interest receivable                           84,285

Redemption fees receivable                    3,369

 TOTAL ASSETS                                 371,753,851

LIABILITIES

Payable for investments         $ 2,378,387
purchased

Payable for fund shares          2,012,857
redeemed

Accrued management fee           187,002

Other payables and accrued       279,233
expenses

 TOTAL LIABILITIES                            4,857,479

NET ASSETS                                   $ 366,896,372

Net Assets consist of:

Paid in capital                              $ 774,492,783

Accumulated undistributed net                 (186,632,916)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (220,963,495)
(depreciation) on investments

NET ASSETS, for 28,022,490                   $ 366,896,372
shares outstanding

NET ASSET VALUE and                           $13.09
redemption price per share
($366,896,372 (divided by)
28,022,490 shares)

Maximum offering price per                    $13.49
share (100/97.00 of $13.09)

STATEMENT OF OPERATIONS
 YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                                $ 3,891,533
Dividends

Interest (including income on                     1,782,191
securities loaned of
$218,074)

 TOTAL INCOME                                     5,673,724

EXPENSES

Management fee                   $ 3,826,822

Transfer agent fees               4,328,274

Accounting and security           545,412
lending fees

Non-interested trustees'          2,014
compensation

Custodian fees and expenses       24,274

Registration fees                 175,479

Audit                             27,810

Legal                             4,387

Reports to shareholders           124,072

 Total expenses before            9,058,544
reductions

 Expense reductions               (217,151)       8,841,393

NET INVESTMENT INCOME (LOSS)                      (3,167,669)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (185,189,396)

 Foreign currency transactions    (1,446)         (185,190,842)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (243,966,833)

 Assets and liabilities in        168             (243,966,665)
foreign currencies

NET GAIN (LOSS)                                   (429,157,507)

NET INCREASE (DECREASE) IN                       $ (432,325,176)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 3,272,526
charges paid to FDC

 Sales charges - Retained by                     $ 3,265,721
FDC

 Deferred sales charges                          $ 9,358
withheld   by FDC

 Exchange fees withheld by FSC                   $ 136,703

 Expense reductions  Directed                    $ 214,503
brokerage arrangements

  Custodian credits                               773

  Transfer agent credits                          1,875

                                                 $ 217,151

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (3,167,669)                 $ (3,364,496)
income (loss)

 Net realized gain (loss)         (185,190,842)                 157,396,467

 Change in net unrealized         (243,966,665)                 12,574,205
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (432,325,176)                 166,606,176
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (54,767,354)                  (52,135,101)
from net realized gains

Share transactions Net            1,182,599,212                 2,385,855,385
proceeds from sales of shares

 Reinvestment of distributions    53,845,591                    51,297,776

 Cost of shares redeemed          (1,305,871,677)               (2,077,124,405)

 NET INCREASE (DECREASE) IN       (69,426,874)                  360,028,756
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  4,414,000                     4,998,236

  TOTAL INCREASE (DECREASE)       (552,105,404)                 479,498,067
IN NET ASSETS

NET ASSETS

 Beginning of period              919,001,776                   439,503,709

 End of period                   $ 366,896,372                 $ 919,001,776

OTHER INFORMATION
Shares

 Sold                             53,434,483                    81,787,357

 Issued in reinvestment of        1,829,614                     2,167,528
distributions

 Redeemed                         (60,036,675)                  (72,645,359)

 Net increase (decrease)          (4,772,578)                   11,309,526




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.02    $ 20.46    $ 16.09    $ 11.97    $ 11.66
period

Income from Investment
Operations

Net investment income (loss) C    (.10)      (.10)      (.01)      .08 D      .02

Net realized and unrealized       (13.26)    9.36       5.05       4.49       .67
gain (loss)

Total from investment             (13.36)    9.26       5.04       4.57       .69
operations

Less Distributions

 From net investment income       -          -          -          (.04)      (.01)

In excess of net investment       -          -          -          -          (.01)
income

From net realized gain            (1.71)     (1.85)     (.79)      (.48)      (.35)

In excess of net realized gain    -          -          -          -          (.13)

Total distributions               (1.71)     (1.85)     (.79)      (.52)      (.50)

Redemption fees added to paid     .14        .15        .12        .07        .12
in capital

Net asset value, end of period   $ 13.09    $ 28.02    $ 20.46    $ 16.09    $ 11.97

TOTAL RETURN A, B                 (50.57)%   48.43%     32.26%     39.15%     7.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 366,896  $ 919,002  $ 439,504  $ 273,805  $ 63,794
(000 omitted)

Ratio of expenses to average      1.39%      1.25%      1.47%      1.59%      1.81%
net assets

Ratio of expenses to average      1.35% E    1.22% E    1.45% E    1.58% E    1.79% E
net assets after expense
reductions

Ratio of net investment           (.49)%     (.35)%     (.07)%     .60%       .19%
income (loss) to average net
assets

Portfolio turnover rate           75%        78%        167%       223%       209%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.

GOLD PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT GOLD                   -15.69%      -39.16%       -11.85%

SELECT GOLD (LOAD ADJ.)       -18.29%      -41.06%       -14.57%

S&P 500                       19.74%       194.91%       459.21%

GS Natural Resources          -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT GOLD                 -15.69%      -9.46%        -1.25%

SELECT GOLD  (LOAD ADJ.)    -18.29%      -10.03%       -1.56%

S&P 500                     19.74%       24.15%        18.78%

GS Natural Resources        -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Gold                        S&P 500
             00041                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9358.89                    10233.00
  1989/04/30       8906.14                    10764.09
  1989/05/31       8583.63                    11200.04
  1989/06/30       9067.39                    11136.20
  1989/07/31       9160.42                    12141.80
  1989/08/31       9625.58                    12379.78
  1989/09/30       9681.39                    12329.02
  1989/10/31       9780.63                    12042.99
  1989/11/30      11027.24                    12288.66
  1989/12/31      10853.58                    12583.59
  1990/01/31      11331.14                    11739.23
  1990/02/28      11014.83                    11890.67
  1990/03/31      10586.89                    12205.77
  1990/04/30       9439.51                    11900.63
  1990/05/31      10270.59                    13060.94
  1990/06/30       9613.17                    12972.12
  1990/07/31      10282.99                    12930.61
  1990/08/31      10096.93                    11761.68
  1990/09/30      10090.73                    11188.89
  1990/10/31       8434.78                    11140.78
  1990/11/30       8329.35                    11860.47
  1990/12/31       8986.76                    12191.38
  1991/01/31       7740.15                    12722.92
  1991/02/28       8440.98                    13632.61
  1991/03/31       8409.97                    13962.52
  1991/04/30       8112.28                    13996.03
  1991/05/31       8391.37                    14600.66
  1991/06/30       8955.75                    13931.95
  1991/07/31       8856.52                    14581.18
  1991/08/31       8137.08                    14926.75
  1991/09/30       8000.64                    14677.48
  1991/10/31       8614.64                    14874.16
  1991/11/30       8596.04                    14274.73
  1991/12/31       8434.78                    15907.76
  1992/01/31       8639.45                    15611.87
  1992/02/29       8372.76                    15814.83
  1992/03/31       7802.17                    15506.44
  1992/04/30       7405.24                    15962.33
  1992/05/31       7932.42                    16040.54
  1992/06/30       8447.19                    15801.54
  1992/07/31       8980.56                    16447.82
  1992/08/31       8813.11                    16110.64
  1992/09/30       8763.49                    16300.75
  1992/10/31       8503.01                    16357.80
  1992/11/30       7783.57                    16915.60
  1992/12/31       8174.30                    17123.66
  1993/01/31       8019.25                    17267.50
  1993/02/28       8775.90                    17502.34
  1993/03/31       9762.02                    17871.64
  1993/04/30      10996.23                    17439.14
  1993/05/31      12218.03                    17906.51
  1993/06/30      12931.27                    17958.44
  1993/07/31      13960.81                    17886.61
  1993/08/31      13228.96                    18564.51
  1993/09/30      11827.30                    18421.56
  1993/10/31      13594.88                    18802.89
  1993/11/30      13607.29                    18624.26
  1993/12/31      14605.82                    18849.62
  1994/01/31      14612.02                    19490.50
  1994/02/28      14053.84                    18962.31
  1994/03/31      14394.95                    18135.55
  1994/04/30      13179.35                    18367.69
  1994/05/31      13749.94                    18668.92
  1994/06/30      13073.91                    18211.53
  1994/07/31      12881.65                    18808.87
  1994/08/31      13489.45                    19580.03
  1994/09/30      14667.84                    19100.32
  1994/10/31      13607.29                    19530.08
  1994/11/30      11994.76                    18818.79
  1994/12/31      12348.27                    19097.87
  1995/01/31      11058.25                    19593.08
  1995/02/28      11436.57                    20356.63
  1995/03/31      13191.75                    20957.35
  1995/04/30      13142.14                    21574.54
  1995/05/31      13415.03                    22436.88
  1995/06/30      13601.09                    22958.09
  1995/07/31      13967.01                    23719.38
  1995/08/31      13998.02                    23778.91
  1995/09/30      13991.82                    24782.38
  1995/10/31      12304.86                    24693.91
  1995/11/30      13446.04                    25777.97
  1995/12/31      13731.33                    26274.46
  1996/01/31      16168.73                    27168.84
  1996/02/29      16813.75                    27420.69
  1996/03/31      17216.88                    27684.75
  1996/04/30      17626.21                    28092.83
  1996/05/31      19548.85                    28817.34
  1996/06/30      16788.94                    28927.14
  1996/07/31      16478.84                    27649.13
  1996/08/31      18159.59                    28232.26
  1996/09/30      17824.68                    29821.17
  1996/10/31      17334.72                    30643.63
  1996/11/30      16590.47                    32959.99
  1996/12/31      16466.67                    32307.05
  1997/01/31      15764.75                    34325.59
  1997/02/28      17838.90                    34594.71
  1997/03/31      15005.92                    33173.21
  1997/04/30      14099.42                    35153.65
  1997/05/31      14908.35                    37293.80
  1997/06/30      13631.44                    38964.57
  1997/07/31      13417.51                    42064.98
  1997/08/31      13544.53                    39708.50
  1997/09/30      14701.10                    41883.33
  1997/10/31      12448.13                    40484.43
  1997/11/30       9513.26                    42358.45
  1997/12/31       9981.24                    43085.75
  1998/01/31      10536.12                    43562.28
  1998/02/28      10141.69                    46703.99
  1998/03/31      10803.54                    49095.70
  1998/04/30      11431.96                    49589.60
  1998/05/31       9820.79                    48737.16
  1998/06/30       8624.11                    50716.86
  1998/07/31       7989.00                    50176.72
  1998/08/31       5903.17                    42922.17
  1998/09/30       9145.57                    45671.77
  1998/10/31       8871.47                    49386.71
  1998/11/30       8684.28                    52380.04
  1998/12/31       9118.83                    55398.18
  1999/01/31       8864.78                    57714.93
  1999/02/26       8543.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 162024 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $8,543
- a 14.57% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Getchell Gold Corp.               11.9

Meridian Gold, Inc.               10.8

Euro-Nevada Mining Corp. Ltd.     8.6

Barrick Gold Corp.                7.0

Normandy Mining Ltd.              6.7

Newmont Mining Corp.              4.8

Anglogold Ltd.                    4.3

Stillwater Mining Co.             4.0

Compania de Minas                 3.9
Buenaventura SA Class B

Franco Nevada Mining Corp. Ltd.   3.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Gold Ores 60.1%
Gold & Silver Ores 24.4%
Silver Ores 4.8%
Miscellaneous Nonmetallic
Minerals 2.5%
Metal Mining Services 1.3%
All Others 6.9%*
Row: 1, Col: 1, Value: 6.9
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.5
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 24.4
Row: 1, Col: 6, Value: 60.1

* INCLUDES SHORT-TERM INVESTMENTS

GOLD PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager
of Fidelity Select
Gold Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund once again had a negative return but performed well relative to the more meaningful of its two benchmarks. For the 12 months that ended February 28, 1999, the fund had a total return of -15.69%, while the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - returned -20.88%. The Standard & Poor's 500 Index posted a return of 19.74% during the same period.

Q. WHY DID THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX BUT LAG THE S&P
500?

A. As always, the price of gold played a major role in determining how the fund performed. Following a difficult period of steadily falling prices in 1997, gold stabilized in 1998 and ended the period essentially where it began, around $290 per ounce. On the other hand, the prices of some other commodities, such as copper and nickel, continued to fall during the period. The Goldman Sachs index contains the stocks of companies involved in the production of a wide variety of natural resources, including copper and nickel. The weakness of those commodities, together with the fund's favorable stock selection process, helped the fund's performance relative to the Goldman Sachs index. Although gold stabilized, it remained low by historical standards, and many mining companies found it difficult to do business profitably. Consequently, investors tended to favor stocks from other sectors over precious metals shares, as evidenced by the fund's poor showing against the S&P 500.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. Reflecting the June 1, 1998, change in the fund's investment policies allowing it to invest in precious metals mining companies anywhere in the world, I pursued a strategy of broadening the fund's exposure to companies in Australia and, to a lesser extent, South Africa. Although foreign investments are commonly viewed as having greater risk than domestic ones, this strategy enabled the fund to purchase stocks that, in general, were more modestly valued and performed better than their peers in the United States and Canada. In addition, the fund maintained its overall emphasis on finding strong companies with healthy balance sheets and the ability to add meaningfully to production.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Getchell Gold, the fund's largest holding for much of the period, was also the holding that made the most positive contribution to performance. The company received a takeover bid from competitor Placer Dome at a price considerably above Getchell's market price, which buoyed the stock. Stillwater Mining was another positive contributor. The company, which produces platinum and palladium, was helped by higher prices resulting from cutbacks in Russian exports of those metals. A third helpful holding was Buenaventura. The company is a major gold producer in Chile and co-owner, with Newmont Mining, of one of the lowest-cost mines in the world.

Q. WHAT STOCKS WERE DETRIMENTAL TO PERFORMANCE?

A. Greenstone Resources was the holding that hurt performance most. The stock performed poorly after the company reported disappointing production numbers. TVX Gold reacted poorly when the company encountered delays in starting production at some new mines in Greece. Pioneer Group suffered from poor gold mining results in Ghana. The fund did not hold these positions at the end of the period.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. The Far East is traditionally a strong source of demand for gold jewelry, so a recovery in that region, particularly in Japan, would be favorable for the yellow metal. In addition, gold is traditionally viewed as a hedge against inflation, so any upturn in the inflation outlook - a real possibility with the U.S. economy growing faster than expected and economic forces in Asia beginning to recover - would help the outlook for gold. Another factor to consider is central bank sales, which helped to drive gold prices lower for the past several years. Now that the European Economic Community has officially launched its currency, the euro, it seems likely that, while central bank sales in Europe may continue on a smaller scale, they will no longer occur at levels that will depress the price of gold. Although these developments seem promising, the fund does not make bets on the price of gold, but rather attempts to invest in companies that can benefit regardless of the level of gold prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 041

TRADING SYMBOL: FSAGX

SIZE: as of February 28, 1999, more than $179 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since 1997; Fidelity Canada
Fund, 1987-1996; Fidelity Select Food and
Agriculture Portfolio, 1985-1987; joined Fidelity in
1981

GOLD PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.7%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 10.3%

METALS & MINING - 1.0%

METAL MINING SERVICES - 1.0%

Acacia Resources Ltd.             1,360,755                  $ 1,809,059

PRECIOUS METALS - 9.3%

GOLD & SILVER ORES - 7.2%

Normandy Mining Ltd.              14,388,954                  12,278,425

Sons of Gwalia NL                 307,210                     896,627

                                                              13,175,052

GOLD ORES - 2.1%

Delta Gold NL                     895,509                     1,317,896

Lihir Gold Ltd. (a)               1,433,500                   1,170,054

Resolute Ltd.                     1,900,000                   1,327,597

                                                              3,815,547

TOTAL PRECIOUS METALS                                         16,990,599

TOTAL AUSTRALIA                                               18,799,658

CANADA - 48.1%

METALS & MINING - 2.8%

METAL MINING SERVICES - 0.3%

Minefinders Corp. Ltd. (a)        297,600                     325,667

Minefinders Corp. Ltd. (a)(c)     200,000                     218,862

                                                              544,529

MISCELLANEOUS NONMETALLIC
MINERALS - 2.5%

Aber Resources Ltd. (a)           291,700                     2,011,991

Camphor Ventures, Inc. (a)        14,100                      6,827

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                      520,676

Class B (multi-vtg.) (a)          172,400                     2,000,929

                                                              4,540,423

TOTAL METALS & MINING                                         5,084,952

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       227,500                     829,851

PRECIOUS METALS - 44.9%

GOLD & SILVER ORES - 1.0%

Goldcorp, Inc. Class A (a)        221,100                     1,319,737

Richmont Mines, Inc. (a)          187,300                     434,773

                                                              1,754,510

GOLD ORES - 43.9%

Agnico-Eagle Mines Ltd.           447,800                     2,465,009

Argentina Gold Corp. (a)          164,900                     479,017

Barrick Gold Corp.                724,100                     12,798,292

Cambior, Inc.                     1,142,400                   4,508,078



                                 SHARES                      VALUE (NOTE 1)

Crown Resources Corp. (a)         307,700                    $ 788,481

Euro-Nevada Mining Corp. Ltd.     1,096,400                   15,851,917

Francisco Gold Corp. (a)          182,200                     1,147,964

Francisco Gold Corp. (a)(c)       144,500                     910,432

Franco Nevada Mining Corp.        424,600                     6,561,334
Ltd.

Franco Nevada Mining Corp.        106,900                     1,651,923
Ltd. (c)

Franco Nevada Mining Corp.        33,334                      276,346
Ltd.  Class B warrants
9/15/98 (a)(c)

Geomaque Explorations Ltd. (a)    678,100                     535,176

Glamis Gold Ltd. (a)              125,300                     216,063

High River Gold Mines Ltd. (a)    60,000                      19,101

IAMGOLD, International            195,200                     608,463
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                      187,027
African Mining Gold Corp.
(a)(c)

Kinross Gold Corp. (a)            573,100                     1,277,103

Kinross Gold Corp. (a)(c)         320,000                     713,092

Meridian Gold, Inc. (a)           3,519,700                   19,841,789

Metallica Resources, Inc.         1,042,100                   414,684
(a)(d)

Metallica Resources, Inc.         100,000                     39,793
(a)(c)(d)

Mountain Province Mining,         874,900                     1,740,748
Inc. (a)

Placer Dome, Inc.                 455,400                     4,983,486

Repadre Capital Corp. (a)         156,200                     269,346

Repadre Capital Corp. (a)(c)      155,000                     267,277

Rio Narcea Gold Mines Ltd. (a)    221,800                     189,761

Teck Corp. Class B (sub-vtg.)     220,300                     1,556,039

Vengold, Inc. (a)                 315,000                     96,100

Viceroy Resources Corp. (a)       130,000                     146,571

                                                              80,540,412

TOTAL PRECIOUS METALS                                         82,294,922

TOTAL CANADA                                                  88,209,725

GHANA - 1.5%

PRECIOUS METALS - 1.5%

GOLD ORES - 1.5%

Ashanti Goldfields Co. Ltd.       316,422                     2,808,245
GDR

PERU - 4.8%

PRECIOUS METALS - 4.8%

SILVER ORES - 4.8%

Compania de Minas
Buenaventura SA:

Class B                           1,041,419                   7,121,962

Series A sponsored ADR            224,445                     1,546,762

sponsored ADR Class B             11,700                      157,219

                                                              8,825,943

SOUTH AFRICA - 5.0%

PRECIOUS METALS - 5.0%

GOLD & SILVER ORES - 4.3%

Anglogold Ltd.                    219,200                     8,002,779

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - 0.7%

Gold Fields Ltd.                  231,700                    $ 1,242,670

TOTAL PRECIOUS METALS                                         9,245,449

UNITED STATES OF AMERICA -
25.0%

METALS & MINING - 0.8%

COPPER ORES - 0.8%

Freeport-McMoRan Copper &         152,500                     1,439,219
Gold, Inc. Class B

PRECIOUS METALS - 23.8%

GOLD & SILVER ORES - 11.9%

Getchell Gold Corp. (a)           844,648                     21,908,057

GOLD ORES - 11.9%

Battle Mountain Gold Co.          109,700                     370,238

Homestake Mining Co.              425,006                     3,904,743

Newmont Mining Corp.              510,565                     8,807,246

Stillwater Mining Co. (a)         320,900                     7,360,644

Stillwater Mining Co. (a)(c)      59,400                      1,362,488

                                                              21,805,359

TOTAL PRECIOUS METALS                                         43,713,416

SERVICES - 0.4%

JEWELRY, PRECIOUS METAL - 0.4%

Lazare Kaplan International,      85,300                      629,088
Inc. (a)

TOTAL UNITED STATES OF AMERICA                                45,781,723

TOTAL COMMON STOCKS                                           173,670,743
(Cost $214,333,271)

CASH EQUIVALENTS - 5.3%



Taxable Central Cash Fund (b)     9,775,494                   9,775,494
(Cost $9,775,494)

TOTAL INVESTMENT IN                                           $ 183,446,237
SECURITIES - 100%
(Cost $224,108,765)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,627,240 or 3.1% of net assets.

(d) Affilliated Company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $114,881,881 and $115,404,549, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,916 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,983,442. The fund received cash collateral of $5,464,800.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $5,749,000 and $3,319,000, respectively. The weighted average interest rate was 5.21%.

Transactions during the period with companies which are or were affiliates are as follows:

                          PURCHASE SALES     DIVIDEND VALUE
AFFILIATE                 COST     COST      INCOME
Mentor Exploration
& Development Co. Ltd.    $ -      $ 182,383 $ -      $ -
Metallica Resources, Inc. -        -         -        454,477
TOTALS                    $ -      $ 182,383 $ -      $ 454,477

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $225,745,288. Net unrealized depreciation aggregated $42,299,051, of which $21,822,102 related to appreciated investment securities and $64,121,153 related to depreciated investment securities.

At February 28, 1999 the fund had a capital loss carryforward of approximately $52,460,000 of which $35,849,000 and $16,611,000 will expire on February 28, 2006 and 2007, respectively.

The fund intends to defer to its fiscal year ending February 29, 2000 approximately $24,084,000 of losses recognized during the period
November 1, 1998 to February 28, 1999.

GOLD PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 183,446,237
value  (cost $224,108,765) -
 See accompanying schedule

Receivable for investments                   5,195,313
sold

Receivable for fund shares                   329,962
sold

Dividends receivable                         507,752

Interest receivable                          17,484

Redemption fees receivable                   3,723

Other receivables                            3,500

 TOTAL ASSETS                                189,503,971

LIABILITIES

Payable for investments        $ 3,131,072
purchased

Payable for fund shares         1,024,503
redeemed

Accrued management fee          92,759

Other payables and accrued      171,510
expenses

Collateral on securities        5,464,800
loaned,  at value

 TOTAL LIABILITIES                           9,884,644

NET ASSETS                                  $ 179,619,327

Net Assets consist of:

Paid in capital                             $ 298,496,829

Accumulated net investment                   (35,591)
loss

Accumulated undistributed net                (78,176,418)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (40,665,493)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,044,991                  $ 179,619,327
shares outstanding

NET ASSET VALUE and                          $12.79
redemption price per share
($179,619,327 (divided by)
14,044,991 shares)

Maximum offering price per                   $13.19
share (100/97.00 of $12.79)

STATEMENT OF OPERATIONS

                                YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 1,663,035
Dividends

Interest (including income on                    288,508
securities loaned of $11,259)

 TOTAL INCOME                                    1,951,543

EXPENSES

Management fee                   $ 1,216,228

Transfer agent fees               1,592,230

Accounting and security           199,767
lending fees

Non-interested trustees'          654
compensation

Custodian fees and expenses       96,242

Registration fees                 70,643

Audit                             15,879

Legal                             1,155

Interest                          6,342

Reports to shareholders           42,148

 Total expenses before            3,241,288
reductions

 Expense reductions               (66,010)       3,175,278

NET INVESTMENT INCOME (LOSS)                     (1,223,735)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (31,983,550)
(including realized loss
$171,879 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (25,270)       (32,008,820)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (3,271,556)

 Assets and liabilities in        (6,482)        (3,278,038)
foreign currencies

NET GAIN (LOSS)                                  (35,286,858)

NET INCREASE (DECREASE) IN                      $ (36,510,593)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 691,742
charges paid to FDC

 Sales charges - Retained by                    $ 685,928
FDC

 Deferred sales charges                         $ 19,578
withheld   by FDC

 Exchange fees withheld by FSC                  $ 32,157

Expense Reductions

 Direct brokerage arrangements                  $ 65,602

 Transfer agent credits                          408

                                                $ 66,010

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,223,735)                 $ (1,879,396)
income (loss)

 Net realized gain (loss)         (32,008,820)                  (42,330,692)

 Change in net unrealized         (3,278,038)                   (126,678,432)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (36,510,593)                  (170,888,520)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (17,386,044)
from net realized gains

Share transactions Net            403,467,113                   510,192,668
proceeds from sales of shares

 Reinvestment of distributions    -                             17,026,797

 Cost of shares redeemed          (408,945,830)                 (549,713,586)

 NET INCREASE (DECREASE) IN       (5,478,717)                   (22,494,121)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,940,375                     2,333,972

  TOTAL INCREASE (DECREASE)       (40,048,935)                  (208,434,713)
IN NET ASSETS

NET ASSETS

 Beginning of period              219,668,262                   428,102,975

 End of period (including        $ 179,619,327                 $ 219,668,262
accumulated net investment
loss of $35,591 and
$2,671,127, respectively)

OTHER INFORMATION
Shares

 Sold                             29,231,688                    26,655,922

 Issued in reinvestment of        -                             755,071
distributions

 Redeemed                         (29,663,500)                  (28,111,853)

 Net increase (decrease)          (431,812)                     (700,860)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.17    $ 28.21    $ 27.11    $ 18.44    $ 22.66
period

Income from Investment
Operations

Net investment income (loss) C    (.08)      (.13)      (.16)      (.06)      (.05)

Net realized and unrealized       (2.43)     (11.78)    1.60       8.62       (4.25)
gain (loss)

Total from investment             (2.51)     (11.91)    1.44       8.56       (4.30)
operations

Less Distributions

From net realized gain            -          (1.29)     (.50)      -          -

Redemption fees added to paid     .13        .16        .16        .11        .08
in capital

Net asset value, end of period   $ 12.79    $ 15.17    $ 28.21    $ 27.11    $ 18.44

TOTAL RETURN A, B                 (15.69)%   (43.15)%   6.10%      47.02%     (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 179,619  $ 219,668  $ 428,103  $ 451,493  $ 278,197
(000 omitted)

Ratio of expenses to average      1.57%      1.55%      1.44%      1.39%      1.41%
net assets

Ratio of expenses to average      1.54% D    1.48% D    1.42% D    1.39%      1.41%
net assets after expense
reductions

Ratio of net investment           (.59)%     (.67)%     (.59)%     (.27)%     (.22)%
income (loss) to average net
assets

Portfolio turnover rate           59%        89%        63%        56%        34%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

NATURAL RESOURCES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  LIFE OF FUND
1999

SELECT NATURAL RESOURCES        -24.57%      -19.06%

SELECT NATURAL RESOURCES        -26.91%      -21.56%
(LOAD ADJ.)

S&P 500                         19.74%       60.71%

GS Natural Resources            -20.88%      -7.26%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  LIFE OF FUND
1999

SELECT NATURAL RESOURCES        -24.57%      -10.07%

SELECT NATURAL RESOURCES        -26.91%      -11.48%
(LOAD ADJ.)

S&P 500                         19.74%       26.89%

GS Natural Resources            -20.88%      -3.72%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/28      10408.43                    13422.05
  1998/03/31      10826.36                    14109.39
  1998/04/30      11224.38                    14251.33
  1998/05/31      10627.34                    14006.35
  1998/06/30      10179.56                    14575.29
  1998/07/31       9363.60                    14420.06
  1998/08/31       7572.48                    12335.21
  1998/09/30       9025.28                    13125.40
  1998/10/31       9065.08                    14193.02
  1998/11/30       8726.76                    15053.26
  1998/12/31       8617.30                    15920.63
  1999/01/31       8030.21                    16586.43
  1999/02/26       7844.00                    16070.92
IMATRL PRASUN   SHR__CHT 19990228 19990307 165520 R00000000000027

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $7,844 - a 21.56% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,071 - a 60.71% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                % OF FUND'S INVESTMENTS

Mobil Corp.                      8.2

USX-Marathon Group               6.0

BP Amoco PLC sponsored ADR       5.9

Elf Aquitaine SA sponsored ADR   5.2

Total SA sponsored ADR           5.1

Exxon Corp.                      4.9

Schlumberger Ltd.                4.3

Halliburton Co.                  3.8

Chevron Corp.                    3.7

Amerada Hess Corp.               3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Oil & Gas 63.5%
Energy Services 18.8%
Precious Metals 6.1%
Metals & Mining 4.4%
Gas 0.8%
All Others 6.4%*

Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 18.8
Row: 1, Col: 6, Value: 62.5

* INCLUDES SHORT-TERM INVESTMENTS

NATURAL RESOURCES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Larry Rakers)

Larry Rakers,
Portfolio Manager
Fidelity Select Natural
Resources Portfolio

Q. HOW DID THE FUND PERFORM, LARRY?

A. The natural resources sector continued to suffer during the period. For the 12 months that ended February 28, 1999, the fund returned -24.57%. The Standard & Poor's 500 Index returned 19.74% during the same period. The fund also compares its performance to the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned -20.88% during the 12-month period.

Q. WHAT MARKET FACTORS HURT PERFORMANCE AND WHAT CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX FOR THE PERIOD?

A. The major cause of poor performance was weak global economic growth. Many international economies continue to languish in a mire of political, financial and currency troubles. Over the past couple of years, the global demand for natural resources has declined from approximately a 2% annual growth rate to 0%. In this environment, even a slight increase in the supply of natural resources is too much, and, as a result, commodity prices tanked across the board. Regarding the fund's performance relative to the Goldman Sachs index, the fund underperformed because I allocated a larger percentage of fund assets to small and mid-cap integrated oil companies, energy service companies and drillers compared to the index. These companies are more sensitive to oil prices and underperformed the larger integrated oil companies, such as Mobil and Exxon, in this bearish environment.

Q. WHY DID YOU OVERWEIGHT THE FUND IN MORE AGGRESSIVE OIL COMPANIES, RELATIVE TO THE INDEX?

A. In hindsight, I was early in my prediction that oil prices were poised to rebound. However, I am comfortable with the fund's asset allocation. I believe for a number of reasons - which I will discuss in more detail in my market outlook - that we are starting to see signs of impending strength in oil prices. As a result, if we do see an increase in oil prices, the smaller-cap integrated oil companies and energy service companies - which are more sensitive to oil prices
- should perform better than the larger-cap integrated oil companies, such as Mobil, BP Amoco and Exxon.

Q. WERE THERE ANY BRIGHT SPOTS IN THIS DIFFICULT ENVIRONMENT?

A. The major oil stocks, such as BP Amoco, Mobil and Exxon, managed to produce solid gains over the past year. All of these stocks provided a boost to the fund's total return and rallied in response to merger announcements. In comparison, the majority of secondary energy stocks
- drillers, oil service and oil equipment - posted significant losses for the year. Gold was the star of the metals group. The price of gold was essentially flat during the past 12-month period, while prices for most other commodities were down approximately 20% to 30% for the same period.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. With the exception of the large integrated oil stocks and a select group of precious-metals companies, the natural resources sector experienced negative returns across the board. With energy prices hitting 12-year lows, significant detractors were USX-Marathon, Tosco, Weatherford International and Schlumberger. As I mentioned earlier, the stock prices of these energy service companies are even more dependent on energy prices than the larger integrated oil companies. When the prices of oil and natural gas drop below a certain level, it no longer makes economic sense to explore for these fuels or drill new wells. In this environment, business deteriorates for energy service companies such as Weatherford and Schlumberger, and their stock prices suffer. On the other hand, if energy prices pick up, earnings can rise exponentially for these companies.

Q. WHAT'S YOUR OUTLOOK, LARRY?

A. I'm starting to get excited about the outlook for natural resources for the first time in a while. Look at oil, for instance, where we are starting to see a response on the supply side to price movement. For example, as oil prices declined, the typical oil company cut capital expenditures by 30%, cut back on exploration, and the number of rigs drilling for oil and gas fell to a 49-year low. As a result, oil and gas production will most likely fall in 1999. In addition, some base-metals mines have been closing worldwide. If we get even a slight rebound in demand from Asia or Latin America, it will not take much for a squeeze on supply. This situation could set the stage for an increase in commodity prices, which ultimately could be good for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 514

TRADING SYMBOL: FNATF

SIZE: as of February 28, 1999, more than $5 million

MANAGER: Lawrence Rakers, since inception;
manager, Fidelity Select Energy Portfolio, since 1997; Fidelity Select Paper and Forest
Products Portfolio, Fidelity Select Precious
Metals and Minerals Portfolio,1996-1997;
Fidelity Select American Gold Portfolio
1995-1997; joined Fidelity in 1993

NATURAL RESOURCES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.7%

                                 SHARES                 VALUE (NOTE 1)

ENERGY SERVICES - 18.8%

Baker Hughes, Inc.                5,290                 $ 95,220

BJ Services Co. (a)               5,000                  70,313

Carbo Ceramics, Inc.              200                    3,200

Coflexip SA sponsored ADR         1,500                  43,125

ENSCO International, Inc.         6,200                  55,025

Global Marine, Inc. (a)           1,500                  11,625

Halliburton Co.                   7,000                  197,750

Helmerich & Payne, Inc.           2,200                  35,888

Marine Drilling Companies,        1,300                  8,288
Inc. (a)

Nabors Industries, Inc. (a)       3,800                  43,700

Noble Drilling Corp. (a)          5,300                  65,588

Pool Energy Services Co. (a)      2,500                  25,391

Santa Fe International Corp.      2,300                  30,763

Schlumberger Ltd.                 4,626                  224,650

Smith International, Inc.         2,200                  53,488

Transocean Offshore, Inc.         200                    4,125

UTI Energy Corp. (a)              1,400                  8,138

                                                         976,277

ENGINEERING - 0.2%

Stolt Comex Seaway SA             1,800                  10,575
sponsored ADR Class A

GAS - 0.8%

Dynegy, Inc.                      2,000                  24,000

Williams Companies, Inc.          500                    18,500

                                                         42,500

METALS & MINING - 4.4%

Alcoa, Inc.                       3,800                  153,900

Breakwater Resources Ltd. (a)     13,700                 9,086

Cameco Corp.                      800                    17,058

Camphor Ventures, Inc. (a)        16,400                 7,940

Cominco Ltd.                      600                    8,257

Cyprus Amax Minerals Co.          700                    7,875

Freeport-McMoRan Copper &         400                    3,700
Gold, Inc.

Inco Ltd.                         1,100                  13,788

Rio Algom Ltd.                    700                    7,289

                                                         228,893

OIL & GAS - 63.4%

Alberta Energy Co. Ltd.           1,000                  21,455

Amerada Hess Corp.                3,600                  163,350

Anadarko Petroleum Corp.          1,600                  44,000

Apache Corp.                      400                    7,975

Berkley Petroleum Corp. (a)       1,000                  5,438

BP Amoco PLC sponsored ADR        3,577                  304,045

Burlington Resources, Inc.        557                    18,033

Canadian Natural Resources        1,000                  13,828
Ltd. (a)



                                 SHARES                 VALUE (NOTE 1)

Chevron Corp.                     2,500                 $ 192,188

Compagnie Generale de             1,300                  10,725
Geophysique SA sponsored ADR
(a)

Conoco, Inc. Class A              600                    12,188

Cooper Cameron Corp. (a)          200                    4,625

Crestar Energy, Inc. (a)          900                    6,088

Elf Aquitaine SA sponsored ADR    5,200                  268,450

Eni Spa sponsored ADR             100                    5,900

Enron Oil & Gas Co.               2,100                  34,650

Exxon Corp.                       3,800                  252,938

Frontier Oil Corp. (a)            18,700                 98,175

Gulf Canada Resources Ltd. (a)    6,000                  14,286

Imperial Oil Ltd.                 5,700                  88,082

Louis Dreyfus Natural Gas         1,600                  19,100
Corp. (a)

Magnum Hunter Resources, Inc.     3,600                  9,225
(a)

Mobil Corp.                       5,100                  424,248

Noble Affiliates, Inc.            700                    15,838

Occidental Petroleum Corp.        200                    3,013

Ocean Energy, Inc. (a)            1,000                  4,250

Oryx Energy Co. (a)               5,300                  54,988

Paramount Resources Ltd. (c)      1,400                  11,931

Penn West Petroleum Ltd. (a)      500                    4,958

Petro-Canada                      3,400                  36,530

Petrobras PN (Pfd. Reg.)          1                      0

Phillips Petroleum Co.            200                    7,738

Plains Resources, Inc. (a)        4,100                  37,925

Renaissance Energy Ltd. (a)       600                    5,292

Rio Alto Exploration Ltd. (a)     2,200                  19,479

Seagull Energy Corp. (a)          3,100                  14,725

Shell Transport & Trading Co.
PLC:

ADR                               2,000                  67,125

(Reg.)                            10,000                 55,938

Snyder Oil Corp.                  500                    5,219

Suncor Energy, Inc.               1,800                  52,706

Tesoro Petroleum Corp. (a)        1,200                  9,600

Texaco, Inc.                      3,400                  158,313

Tosco Corp.                       2,000                  41,375

Total SA sponsored ADR            5,100                  263,288

Ulster Petroleums Ltd. (a)        1,700                  9,471

Ultramar Diamond Shamrock         1,100                  21,725
Corp.

Union Pacific Resources           3,300                  29,494
Group, Inc.

USX-Marathon Group                15,000                 310,313

Veritas DGC, Inc. (a)             300                    2,831

Vintage Petroleum, Inc.           800                    3,550

Weatherford International,        1,195                  20,315
Inc. (a)

                                                         3,286,922

PRECIOUS METALS - 6.1%

Argentina Gold Corp. (a)          10,000                 29,049

Getchell Gold Corp. (a)           4,200                  108,938

Greenstone Resources Ltd. (a)     71,232                 26,928

Greenstone Resources Ltd.         500                    189
(a)(c)

Meridian Gold, Inc. (a)           10,600                 59,756

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Mountain Province Mining,         1,500                 $ 2,984
Inc. (a)

Pan American Silver Corp. (a)     1,700                  9,527

Stillwater Mining Co. (a)         3,350                  76,841

William Resources, Inc.           15,750                 0
warrants 12/31/02 (a)(c)

                                                         314,212

TOTAL COMMON STOCKS                                      4,859,379
(Cost $5,603,913)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     600                    5,700
(Cost $5,825)

CASH EQUIVALENTS - 6.2%



Taxable Central Cash Fund (b)     323,594                323,594
(Cost $323,594)

TOTAL INVESTMENT IN                                      $ 5,188,673
SECURITIES - 100%
(Cost $5,933,332)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,120 or 0.2% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $9,348,795 and $9,820,624, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,189 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    66.5%

France                      11.3

Canada                      9.3

United Kingdom              8.3

Netherlands Antilles        4.3

Others (individually less     0.3
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $6,257,950. Net unrealized depreciation aggregated $1,069,277, of which $148,481 related to appreciated investment securities and $1,217,758 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $563,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $345,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

NATURAL RESOURCES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                    FEBRUARY 28, 1999

ASSETS

Investment in securities, at              $ 5,188,673
value  (cost $5,933,332) -
See accompanying schedule

Receivable for investments                 7,140
sold

Receivable for fund shares                 5,460
sold

Dividends receivable                       17,363

Interest receivable                        1,399

Redemption fees receivable                 191

Receivable from investment                 479
adviser for expense
reductions

 TOTAL ASSETS                              5,220,705

LIABILITIES

Payable to custodian bank       $ 23,647

Payable for investments          9,145
purchased

Payable for fund shares          30,673
redeemed

Other payables and accrued       23,094
expenses

 TOTAL LIABILITIES                         86,559

NET ASSETS                                $ 5,134,146

Net Assets consist of:

Paid in capital                           $ 7,111,468

Accumulated undistributed net              (1,232,663)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (744,659)
(depreciation) on investments

NET ASSETS, for 650,739                   $ 5,134,146
shares outstanding

NET ASSET VALUE and                        $7.89
redemption price per share
($5,134,146 (divided by)
650,739 shares)

Maximum offering price per                 $8.13
share (100/97.00 of $7.89)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 102,921
Dividends

Interest                                        23,193

 TOTAL INCOME                                   126,114

EXPENSES

Management fee                   $ 38,307

Transfer agent fees               59,138

Accounting fees and expenses      60,054

Non-interested trustees'          24
compensation

Custodian fees and expenses       18,146

Registration fees                 12,995

Audit                             18,493

Legal                             39

Reports to shareholders           1,416

Miscellaneous                     239

 Total expenses before            208,851
reductions

 Expense reductions               (47,499)      161,352

NET INVESTMENT INCOME (LOSS)                    (35,238)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (1,196,635)

 Foreign currency transactions    (9,554)       (1,206,189)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (510,349)

 Assets and liabilities in        29            (510,320)
foreign currencies

NET GAIN (LOSS)                                 (1,716,509)

NET INCREASE (DECREASE) IN                     $ (1,751,747)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 24,488
charges paid to FDC

 Sales charges - Retained by                   $ 24,488
FDC

 Deferred sales charges                        $ 8
withheld   by FDC

 Exchange fees withheld by FSC                 $ 1,035

 Expense reductions  Directed                  $ 2,114
brokerage arrangements

  Custodian credits                             35

  FMR reimbursement                             45,350

                                               $ 47,499

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  MARCH 3,1997 (COMMENCEMENT OF
ASSETS                                                         OPERATIONS) TO FEBRUARY 28,
                                                               1998

Operations Net investment        $ (35,238)                    $ (55,268)
income (loss)

 Net realized gain (loss)         (1,206,189)                   327,737

 Change in net unrealized         (510,320)                     (234,339)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (1,751,747)                   38,130
NET ASSETS RESULTING FROM
OPERATIONS

 Distributions to                 -                             (189,236)
shareholders from net
realized gains

Share transactions Net            6,170,322                     19,111,951
proceeds from sales of shares

 Reinvestment of distributions    -                             187,981

 Cost of shares redeemed          (6,819,368)                   (11,661,561)

 NET INCREASE (DECREASE) IN       (649,046)                     7,638,371
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  15,080                        32,594

  TOTAL INCREASE (DECREASE)       (2,385,713)                   7,519,859
IN NET ASSETS

NET ASSETS

 Beginning of period              7,519,859                     -

 End of period (including        $ 5,134,146                   $ 7,519,859
accumulated net investment
loss of $0 and $908,
respectively)

OTHER INFORMATION
Shares

 Sold                             655,279                       1,783,337

 Issued in reinvestment of        -                             18,686
distributions

 Redeemed                         (723,578)                     (1,082,985)

 Net increase (decrease)          (68,299)                      719,038




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,         1999       1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.46    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) d    (.05)      (.09)

Net realized and unrealized       (2.54)     .76
gain (loss)

Total from investment             (2.59)     .67
operations

Less Distributions

From net realized gain            -          (.26)

Redemption fees added to paid     .02        .05
in capital

Net asset value, end of period   $ 7.89     $ 10.46

TOTAL RETURN B, C                 (24.57)%   7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,134    $ 7,520
(000 omitted)

Ratio of expenses to average      2.50% F    2.50% A, F
net assets

Ratio of expenses to average      2.47% G    2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.54)%     (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           155%       165% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
MARCH 3, 1997 (COMMENCEMENT
OF OPERATIONS) TO FEBRUARY
28, 1998. F FMR AGREED TO
REIMBURSE  A PORTION OF THE
FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE
BEEN HIGHER. G FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES.

PRECIOUS METALS AND MINERALS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PRECIOUS METALS  AND    -10.89%      -43.80%       -16.07%
MINERALS

SELECT PRECIOUS METALS  AND    -13.64%      -45.55%       -18.66%
MINERALS (LOAD ADJ.)

S&P 500                        19.74%       194.91%       459.21%

GS Natural Resources           -20.88%      n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index
- a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT PRECIOUS METALS  AND  -10.89%      -10.88%       -1.74%
MINERALS

SELECT PRECIOUS METALS  AND  -13.64%      -11.45%       -2.04%
MINERALS (LOAD ADJ.)

S&P 500                      19.74%       24.15%        18.78%

GS Natural Resources         -20.88%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Precious Metals&Minerals    S&P 500
             00061                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9700.00                    10233.00
  1989/04/30       9259.46                    10764.09
  1989/05/31       8818.92                    11200.04
  1989/06/30       9512.36                    11136.20
  1989/07/31       9773.42                    12141.80
  1989/08/31       9969.22                    12379.78
  1989/09/30      10320.02                    12329.02
  1989/10/31      10311.86                    12042.99
  1989/11/30      11625.32                    12288.66
  1989/12/31      11924.86                    12583.59
  1990/01/31      12874.56                    11739.23
  1990/02/28      11767.96                    11890.67
  1990/03/31      11255.95                    12205.77
  1990/04/30      10099.80                    11900.63
  1990/05/31      10677.87                    13060.94
  1990/06/30       9901.60                    12972.12
  1990/07/31      10504.45                    12930.61
  1990/08/31      10611.81                    11761.68
  1990/09/30      10372.32                    11188.89
  1990/10/31       9207.91                    11140.78
  1990/11/30       9042.75                    11860.47
  1990/12/31       9411.87                    12191.38
  1991/01/31       8390.30                    12722.92
  1991/02/28       9143.92                    13632.61
  1991/03/31       8968.08                    13962.52
  1991/04/30       8942.96                    13996.03
  1991/05/31       9445.37                    14600.66
  1991/06/30      10065.01                    13931.95
  1991/07/31      10065.01                    14581.18
  1991/08/31       9009.94                    14926.75
  1991/09/30       9194.16                    14677.48
  1991/10/31       9813.81                    14874.16
  1991/11/30      10123.63                    14274.73
  1991/12/31       9556.58                    15907.76
  1992/01/31       9759.38                    15611.87
  1992/02/29       9252.40                    15814.83
  1992/03/31       8889.06                    15506.44
  1992/04/30       8365.18                    15962.33
  1992/05/31       8914.41                    16040.54
  1992/06/30       8964.70                    15801.54
  1992/07/31       9083.22                    16447.82
  1992/08/31       8676.88                    16110.64
  1992/09/30       8321.34                    16300.75
  1992/10/31       7788.03                    16357.80
  1992/11/30       7330.91                    16915.60
  1992/12/31       7466.94                    17123.66
  1993/01/31       7647.80                    17267.50
  1993/02/28       8491.82                    17502.34
  1993/03/31       9645.88                    17871.64
  1993/04/30      11204.72                    17439.14
  1993/05/31      12686.05                    17906.51
  1993/06/30      12892.75                    17958.44
  1993/07/31      14572.16                    17886.61
  1993/08/31      13108.06                    18564.51
  1993/09/30      12074.57                    18421.56
  1993/10/31      13788.43                    18802.89
  1993/11/30      13762.60                    18624.26
  1993/12/31      15801.85                    18849.62
  1994/01/31      15148.16                    19490.50
  1994/02/28      14485.75                    18962.31
  1994/03/31      14337.58                    18135.55
  1994/04/30      14338.16                    18367.69
  1994/05/31      14364.32                    18668.92
  1994/06/30      14652.13                    18211.53
  1994/07/31      15210.31                    18808.87
  1994/08/31      16291.78                    19580.03
  1994/09/30      17538.95                    19100.32
  1994/10/31      16858.68                    19530.08
  1994/11/30      15053.32                    18818.79
  1994/12/31      15621.55                    19097.87
  1995/01/31      12900.15                    19593.08
  1995/02/28      13492.14                    20356.63
  1995/03/31      14861.68                    20957.35
  1995/04/30      14985.38                    21574.54
  1995/05/31      14799.83                    22436.88
  1995/06/30      14976.54                    22958.09
  1995/07/31      15595.04                    23719.38
  1995/08/31      15807.10                    23778.91
  1995/09/30      15851.28                    24782.38
  1995/10/31      13872.08                    24693.91
  1995/11/30      14844.01                    25777.97
  1995/12/31      15099.90                    26274.46
  1996/01/31      18265.30                    27168.84
  1996/02/29      18584.50                    27420.69
  1996/03/31      18478.10                    27684.75
  1996/04/30      18896.45                    28092.83
  1996/05/31      19989.71                    28817.34
  1996/06/30      17207.68                    28927.14
  1996/07/31      16994.36                    27649.13
  1996/08/31      17918.74                    28232.26
  1996/09/30      17172.13                    29821.17
  1996/10/31      17029.91                    30643.63
  1996/11/30      16176.64                    32959.99
  1996/12/31      15918.88                    32307.05
  1997/01/31      15234.48                    34325.59
  1997/02/28      17421.00                    34594.71
  1997/03/31      14834.51                    33173.21
  1997/04/30      13847.92                    35153.65
  1997/05/31      14079.01                    37293.80
  1997/06/30      12621.33                    38964.57
  1997/07/31      12123.59                    42064.98
  1997/08/31      12185.81                    39708.50
  1997/09/30      12754.66                    41883.33
  1997/10/31      10612.59                    40484.43
  1997/11/30       8194.98                    42358.45
  1997/12/31       8772.72                    43085.75
  1998/01/31       9661.54                    43562.28
  1998/02/28       9137.14                    46703.99
  1998/03/31       9750.43                    49095.70
  1998/04/30      10692.58                    49589.60
  1998/05/31       9057.14                    48737.16
  1998/06/30       7715.01                    50716.86
  1998/07/31       7528.36                    50176.72
  1998/08/31       5590.72                    42922.17
  1998/09/30       8497.18                    45671.77
  1998/10/31       8497.18                    49386.71
  1998/11/30       8301.64                    52380.04
  1998/12/31       8781.60                    55398.18
  1999/01/31       8514.96                    57714.93
  1999/02/26       8134.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 165850 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $8,134 - an 18.66% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                 % OF FUND'S INVESTMENTS

Meridian Gold, Inc.               12.9

Normandy Mining Ltd.              12.6

Euro-Nevada Mining Corp. Ltd.     8.1

Getchell Gold Corp.               8.0

Delta Gold NL                     4.9

Franco Nevada Mining Corp. Ltd.   4.7

Acacia Resources Ltd.             4.6

Stillwater Mining Co.             4.2

Anglogold Ltd. sponsored ADR      3.2

Lihir Gold Ltd.                   2.8

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Gold Ores (Canada) 33.5%
Gold & Silver Ores (Australia) 13.8%
Gold Ores (Australia) 9.0%
Gold & Silver Ores (United States
of America) 8.0%
Gold Ores (South Africa) 7.3%
All Others 28.4%*

Row: 1, Col: 1, Value: 28.4
Row: 1, Col: 2, Value: 7.3
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 9.0
Row: 1, Col: 5, Value: 13.8
Row: 1, Col: 6, Value: 33.5

* INCLUDES SHORT-TERM INVESTMENTS

PRECIOUS METALS AND MINERALS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager of
Fidelity Select Precious
Metals and Minerals Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. While the fund lost more ground on an absolute basis, its losses were relatively small compared to those of some recent periods. Moreover, the fund's performance compared favorably to that of its most meaningful benchmark: the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended February 28, 1999, the fund had a total return of -10.89%, while the Goldman Sachs index returned -20.88%. The Standard & Poor's 500 Index posted a return of 19.74% during the same period.

Q. WHY DID THE FUND BEAT THE GOLDMAN SACHS INDEX BUT TRAIL THE S&P
500?

A. The price of gold - the primary determinant of the fund's fortunes
- was essentially the same at the end of the period as at the beginning, a welcome relief from the relentlessly sinking gold prices seen during most of 1997. In contrast, certain other components of the Goldman Sachs index, such as companies in the copper and nickel industries, had to cope with commodity prices that continued to fall during the period. This downward pressure on the non-gold elements of the Goldman Sachs index, together with the fund's favorable stock selection process, helped the fund to outperform the index. However, the level at which the price of gold stabilized - around $290 per ounce - was too low for many mines to operate profitably. As a result, investors tended to favor stocks from other sectors over precious metals shares, as evidenced by the fund's poor showing against the S&P 500.

Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. The decision to expand the fund's holdings of Australian gold mining companies paid off. Although foreign investments are commonly viewed as being riskier than domestic ones, Australian shares were generally undervalued relative to their peers in Canada and the United States, and outperformed them during the period. Moreover, I continued to consolidate the fund's South African holdings in two of the strongest candidates, Anglogold and Gold Fields. South African mining companies tend to have higher cost structures than firms in other countries, making them more sensitive to low gold prices.

Q. WHAT STOCKS PERFORMED WELL DURING THE PERIOD?

A. One of the fund's major holdings - Getchell Gold - received a takeover bid at a substantial premium over its market price, causing the stock to rise. Meridian Gold was another beneficial holding that firmed on news of promising discoveries in Chile. Australian company Delta Gold also helped the fund's performance and reflected my decision to increase holdings Down Under. Another positive contributor, Stillwater Mining, is a producer of platinum and palladium that benefited from firmer prices in response to decreased exports of those metals from Russia.

Q. WHAT HOLDINGS DISAPPOINTED YOU?

A. Greenstone Resources - no longer one of the fund's holdings - reported disappointing production numbers, and the market responded in predictable fashion by trimming the stock price. Franco Nevada suffered from the perception that it's primarily a holding company at a time when investors preferred to hold producers. TVX Gold was hurt by a slow start of production at some new mines in Greece.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. There are several important factors to watch for during the remainder of 1999. One key to improving precious metals prices would be a strengthening of the Far East economies, especially Japan. The Far East is a traditionally strong source of demand for gold jewelry, so a recovery in that region would be favorable for the yellow metal. In view of gold's traditional role as a hedge against inflation, the inflation outlook here in the United States is also important. Although it has been dormant for quite some time, inflation could become a concern if strengthening economic forces here and abroad trigger a recovery in the price of oil and other commodities. Another factor to consider is central bank sales, which helped to drive gold prices lower for the past several years. Now that the European Economic Community has officially launched its currency, the euro, it seems likely that, while central bank sales in Europe may continue on a smaller scale, they will no longer occur at levels that will depress the price of gold. The investment case for gold also would be helped if the U.S. stock market or the U.S. dollar were to falter to any substantial degree.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 061

TRADING SYMBOL: FDPMX

SIZE: as of February 28, 1999, more than $123 million

MANAGER: George Domolky, since 1997; manager,
Fidelity Select Gold Portfolio, since 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select Food and Agriculture Portfolio, 1985-1987; joined
Fidelity in 1981

PRECIOUS METALS AND MINERALS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 96.4%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 27.5%

METALS & MINING - 4.7%

METAL MINING SERVICES - 4.6%

Acacia Resources Ltd.             4,339,253                  $ 5,768,831

MISCELLANEOUS METAL ORES, NEC
- 0.1%

Zimbabwe Platinum Mines Ltd.      738,508                     162,113
(a)

TOTAL METALS & MINING                                         5,930,944

PRECIOUS METALS - 22.8%

GOLD & SILVER ORES - 13.8%

Normandy Mining Ltd.              18,595,066                  15,867,598

Sons of Gwalia NL                 526,902                     1,537,823

                                                              17,405,421

GOLD ORES - 9.0%

Delta Gold NL                     4,195,819                   6,174,874

Lihir Gold Ltd. (a)               4,391,375                   3,584,337

Resolute Ltd.                     1,950,000                   1,362,534

Ross Mining NL                    452,197                     229,285

                                                              11,351,030

TOTAL PRECIOUS METALS                                         28,756,451

TOTAL AUSTRALIA                                               34,687,395

CANADA - 36.3%

METALS & MINING - 1.1%

METAL MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        200,200                     219,081

MISCELLANEOUS NONMETALLIC
MINERALS - 1.0%

Aber Resources Ltd. (a)           148,500                     1,024,274

DIA Metropolitan Minerals         19,500                      226,323
Ltd. Class B (multi-vtg.) (a)

                                                              1,250,597

TOTAL METALS & MINING                                         1,469,678

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       135,000                     492,439

PRECIOUS METALS - 34.8%

GOLD & SILVER ORES - 1.3%

Goldcorp, Inc. Class A (a)        266,400                     1,590,131

GOLD ORES - 33.5%

Agnico-Eagle Mines Ltd.           152,000                     836,716

Barrick Gold Corp.                5,000                       88,374

Cambior, Inc.                     213,000                     840,529

Crown Resources Corp. (a)         81,900                      209,869

Euro-Nevada Mining Corp. Ltd.     705,300                     10,197,334

Francisco Gold Corp. (a)          43,500                      274,075

Francisco Gold Corp. (a)(c)       54,500                      343,381

Franco Nevada Mining Corp.        386,400                     5,971,031
Ltd.

Franco Nevada Mining Corp.        80,200                      1,239,329
Ltd. (c)



                                 SHARES                      VALUE (NOTE 1)

Franco Nevada Mining Corp.        25,000                     $ 207,256
Ltd.  Class B warrants
9/15/98 (a)(c)

Geomaque Explorations Ltd. (a)    457,100                     360,757

High River Gold Mines Ltd. (a)    60,000                      19,101

IAMGOLD, International            69,800                      217,575
African Mining Gold Corp. (a)

Kinross Gold Corp. (a)            300,000                     668,524

Meridian Gold, Inc. (a)           2,889,400                   16,288,564

Metallica Resources, Inc. (a)     448,700                     178,552

Metallica Resources, Inc.         100,000                     39,793
(a)(c)

Mountain Province Mining,         336,700                     669,916
Inc. (a)

Placer Dome, Inc.                 148,000                     1,619,578

Repadre Capital Corp. (a)         181,200                     312,455

Rio Narcea Gold Mines Ltd. (a)    1,168,000                   999,284

Sutton Resources Ltd. (a)         51,000                      402,507

Vengold, Inc. (a)                 410,600                     125,266

Viceroy Resources Corp. (a)       194,700                     219,518

                                                              42,329,284

TOTAL PRECIOUS METALS                                         43,919,415

TOTAL CANADA                                                  45,881,532

GHANA - 1.5%

PRECIOUS METALS - 1.5%

GOLD ORES - 1.5%

Ashanti Goldfields Co. Ltd.       215,773                     1,914,985
GDR

PERU - 1.7%

PRECIOUS METALS - 1.7%

SILVER ORES - 1.7%

Compania de Minas                 156,900                     2,108,344
Buenaventura SA sponsored
ADR Class B

SOUTH AFRICA - 13.8%

HOLDING COMPANIES - 0.6%

OFFICES OF HOLDING COMPANIES,
NEC - 0.6%

Gencor Ltd. (Reg.)                342,000                     784,524

METALS & MINING - 1.1%

MISCELLANEOUS METAL ORES, NEC
- 0.8%

Anglo American Platinum Corp.     63,100                      1,037,693
Ltd.

MISCELLANEOUS NONMETALLIC
MINERALS - 0.3%

De Beers Consolidated Mines       19,700                      339,883
Ltd./ De Beers Centenary AG
unit

TOTAL METALS & MINING                                         1,377,576

PRECIOUS METALS - 12.1%

GOLD & SILVER ORES - 4.8%

Anglogold Ltd.                    53,186                      1,941,769

Anglogold Ltd. sponsored ADR      224,690                     4,072,506

                                                              6,014,275

GOLD ORES - 7.3%

Anglo American Corp. of South     61,400                      1,916,317
 Africa Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - CONTINUED

Avgold Ltd. (a)                   45,000                     $ 21,082

De Beers Consolidated Mines       137,500                     2,354,688
Ltd. ADR

Gold Fields Ltd.                  631,336                     3,386,027

Gold Fields of South Africa       85,600                      135,516
Ltd.

Gold Fields of South Africa       73,700                      110,550
Ltd. ADR

Harmony Gold Mining Co. Ltd.      165,700                     738,794

Randfontein Estates Gold          52,463                      25,425
Mining Co. warrants 7/1/02
(a)

Western Areas Gold Mining         215,000                     574,815
Ltd. (a)

                                                              9,263,214

TOTAL PRECIOUS METALS                                         15,277,489

TOTAL SOUTH AFRICA                                            17,439,589

UNITED STATES OF AMERICA -
15.6%

METALS & MINING - 0.8%

COPPER ORES - 0.8%

Freeport-McMoRan Copper &         100,000                     943,750
Gold, Inc. Class B

PRECIOUS METALS - 14.7%

GOLD & SILVER ORES - 8.0%

Getchell Gold Corp. (a)           391,700                     10,159,719

GOLD ORES - 6.7%

Homestake Mining Co.              240,106                     2,205,973

Homestake Mining Co. (ASTL)       22,900                      201,217

Stillwater Mining Co. (a)         229,150                     5,256,128

Stillwater Mining Co. (a)(c)      34,500                      791,344

                                                              8,454,662

TOTAL PRECIOUS METALS                                         18,614,381

SERVICES - 0.1%

JEWELRY, PRECIOUS METAL - 0.1%

Lazare Kaplan International,      10,000                      73,750
Inc. (a)

TOTAL UNITED STATES OF AMERICA                                19,631,881

TOTAL COMMON STOCKS                                           121,663,726
(Cost $145,864,546)

CASH EQUIVALENTS - 3.6%



Taxable Central Cash Fund (b)     4,600,787                   4,600,787
(Cost $4,600,787)

TOTAL INVESTMENT IN                                           $ 126,264,513
SECURITIES - 100%
(Cost $150,465,333)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,621,103 or 2.1% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $75,666,319 and $94,287,029, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,498 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $3,755,000 and $2,353,182, respectively. The weighted average interest rate was 5.05%.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $151,305,065. Net unrealized depreciation aggregated $25,040,552, of which $17,051,472 related to appreciated investment securities and $42,092,024 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $77,793,000 of which $1,376,000, $55,694,000, and
$20,723,000 will expire on February 28, 2001, 2006, and 2007, respectively.

The fund intends to defer to its fiscal year ending February 29, 2000 approximately $12,682,000 of losses recognized during the period
November 1, 1998 to February 28, 1999.

PRECIOUS METALS AND MINERALS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                        FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 126,264,513
value  (cost $150,465,333) -
 See accompanying schedule

Receivable for investments                   403,856
sold

Receivable for fund shares                   240,966
sold

Dividends receivable                         649,189

Interest receivable                          9,582

Redemption fees receivable                   894

 TOTAL ASSETS                                127,569,000

LIABILITIES

Payable for investments        $ 3,397,461
purchased

Payable for fund shares         528,773
redeemed

Accrued management fee          64,619

Other payables and accrued      139,019
expenses

 TOTAL LIABILITIES                           4,129,872

NET ASSETS                                  $ 123,439,128

Net Assets consist of:

Paid in capital                             $ 238,968,188

Accumulated net investment                   (37,156)
loss

Accumulated undistributed net                (91,281,851)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (24,210,053)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 13,474,676                  $ 123,439,128
shares outstanding

NET ASSET VALUE and                          $9.16
redemption price per share
($123,439,128 (divided by)
13,474,676 shares)

Maximum offering price per                   $9.44
share (100/97.00 of $9.16)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                               $ 2,262,380
Dividends

Interest (including income on                    204,614
securities loaned of $3,486)

 TOTAL INCOME                                    2,466,994

EXPENSES

Management fee                   $ 882,668

Transfer agent fees               1,431,323

Accounting and security           145,339
lending fees

Non-interested trustees'          441
compensation

Custodian fees and expenses       72,947

Registration fees                 74,184

Audit                             11,901

Legal                             809

Interest                          3,630

Reports to shareholders           40,820

 Total expenses before            2,664,062
reductions

 Expense reductions               (54,750)       2,609,312

NET INVESTMENT INCOME (LOSS)                     (142,318)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (21,030,575)

 Foreign currency transactions    23,252         (21,007,323)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,733,889

 Assets and liabilities in        (9,586)        3,724,303
foreign currencies

NET GAIN (LOSS)                                  (17,283,020)

NET INCREASE (DECREASE) IN                      $ (17,425,338)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 418,114
charges paid to FDC

 Sales charges - Retained by                    $ 414,477
FDC

 Deferred sales charges                         $ 18,943
withheld   by FDC

 Exchange fees withheld by FSC                  $ 30,587

 Expense reductions  Directed                   $ 53,824
brokerage arrangements

  Custodian credits                              237

  Transfer agent credits                         689

                                                $ 54,750

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment       $ (142,318)                   $ (511,682)
income (loss)

 Net realized gain (loss)        (21,007,323)                  (66,607,356)

 Change in net unrealized        3,724,303                     (65,517,001)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      (17,425,338)                  (132,636,039)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           415,102,396                   372,321,003
proceeds from sales of shares

 Cost of shares redeemed         (442,648,944)                 (401,322,827)

 NET INCREASE (DECREASE) IN      (27,546,548)                  (29,001,824)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 2,450,806                     2,011,726

  TOTAL INCREASE (DECREASE)      (42,521,080)                  (159,626,137)
IN NET ASSETS

NET ASSETS

 Beginning of period             165,960,208                   325,586,345

 End of period (including       $ 123,439,128                 $ 165,960,208
accumulated net investment
loss of $37,156 and
$1,339,643, respectively)

OTHER INFORMATION
Shares

 Sold                            42,223,635                    30,945,409

 Redeemed                        (44,898,226)                  (31,406,772)

 Net increase (decrease)         (2,674,591)                   (461,363)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.28    $ 19.60    $ 20.96    $ 15.27    $ 16.62
period

Income from Investment
Operations

Net investment income (loss) C    (.01)      (.04)      (.01)      .07        .17

Net realized and unrealized       (1.27)     (9.42)     (1.42)     5.54       (1.42)
gain (loss)

Total from investment             (1.28)     (9.46)     (1.43)     5.61       (1.25)
operations

Less Distributions

 From net investment income       -          -          (.04)      (.06)      (.18)

In excess of net investment       -          -          (.01)      -          (.05)
income

Total distributions               -          -          (.05)      (.06)      (.23)

Redemption fees added to paid     .16        .14        .12        .14        .13
in capital

Net asset value, end of period   $ 9.16     $ 10.28    $ 19.60    $ 20.96    $ 15.27

TOTAL RETURN A, B                 (10.89)%   (47.55)%   (6.26)%    37.74%     (6.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 123,439  $ 165,960  $ 325,586  $ 467,196  $ 364,204
(000 omitted)

Ratio of expenses to average      1.78%      1.82%      1.62%      1.52%      1.46%
net assets

Ratio of expenses to average      1.74% D    1.76% D    1.61% D    1.52%      1.46%
net assets after expense
reductions

Ratio of net investment           (.09)%     (.26)%     (.05)%     .39%       .99%
income (loss) to average net
assets

Portfolio turnover rate           53%        84%        54%        53%        43%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.



BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND             26.23%       37.47%
OUTSOURCING

SELECT BUSINESS SERVICES AND             22.37%       33.27%
OUTSOURCING (LOAD ADJ.)

S&P 500                                  19.74%       24.95%

GS Technology                            48.15%       56.20%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND             26.23%       34.79%
OUTSOURCING

SELECT BUSINESS SERVICES AND             22.37%       30.92%
OUTSOURCING (LOAD ADJ.)

S&P 500                                  19.74%       23.24%

GS Technology                            48.15%       51.95%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Business Svcs/Outsourcing   S&P 500
             00353                       SP001
  1998/02/04       9700.00                    10000.00
  1998/02/28      10563.30                    10435.43
  1998/03/31      11339.30                    10969.83
  1998/04/30      11329.55                    11080.19
  1998/05/31      10950.93                    10889.72
  1998/06/30      11824.67                    11332.06
  1998/07/31      11620.80                    11211.37
  1998/08/31       9756.81                     9590.43
  1998/09/30      10465.51                    10204.80
  1998/10/31      11387.80                    11034.86
  1998/11/30      11999.42                    11703.68
  1998/12/31      13275.56                    12378.04
  1999/01/31      13806.19                    12895.69
  1999/02/26      13327.00                    12494.90
IMATRL PRASUN   SHR__CHT 19990228 19990307 154325 R00000000000016

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have been $13,327 - a 33.27% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $12,495 - a 24.95% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

First Data Corp.                  7.5

Automatic Data Processing, Inc.   5.9

IMS Health, Inc.                  5.7

DST Systems, Inc.                 5.1

Ceridian Corp.                    4.6

Nielsen Media Research, Inc.      4.6

Affiliated Computer Services,     4.3
Inc. Class A

Sabre Group Holdings, Inc.        4.0
Class A

Computer Sciences Corp.           3.8

Equifax, Inc.                     3.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Computer Services & Software 61.6%
Services 11.2%
Advertising 8.1%
Broadcasting 4.6%
Trucking & Freight 3.0%
All Others 11.5%*

Row: 1, Col: 1, Value: 11.5
Row: 1, Col: 2, Value: 3.0
Row: 1, Col: 3, Value: 4.6
Row: 1, Col: 4, Value: 8.1
Row: 1, Col: 5, Value: 11.2
Row: 1, Col: 6, Value: 61.6

* INCLUDES SHORT-TERM INVESTMENTS

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tarlowe)

Michael Tarlowe,
Portfolio Manager of Select Business Services and Outsourcing
Portfolio

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the 12 months that ended February 28, 1999, the fund posted a total return of 26.23%. To compare, the Standard & Poor's 500 Index returned 19.74% during the same 12-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12
MONTHS?

A. The fund - and the business services and outsourcing sector - performed well relative to the S&P 500 because of the defensive nature of many of the stocks; they tend to have stable revenue streams. During the year, many investors were concerned that a weakened domestic economy could result from continued financial problems in Asia and currency devaluations in Latin America. Many stocks in the fund did well because they had little or no business in these countries, and enjoyed predictable revenues. Relative to the Goldman Sachs Technology Index, the fund didn't own the large technology hardware and software companies that dominate the index and drove the technology sector over the past 12 months. Companies like Microsoft and Intel posted very strong performance, but the fund generally wouldn't own these product companies; it's focused on companies that provide business-related services.

Q. DID YOUR STRATEGY CHANGE AS WE WORKED OUR WAY THROUGH THE TURMOIL IN THE MARKETS IN THE LATTER HALF OF 1998?

A. No, it didn't. I continued to search for companies with strong earnings-growth prospects or improving fundamentals, selling at reasonable or attractive valuations. I looked for turnaround situations or under-followed securities. Recurring revenues, strong near-term earnings outlooks and strong cash flows were among the common characteristics shared by many of the fund's holdings.

Q. WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE?

A. On the plus side, there was Nielsen Media Research, a company that enjoys a virtual monopoly in the business of measuring television audiences. The company split from Cognizant in July 1998. Because Nielsen was so small when the split occurred, it received very little coverage on Wall Street at that time. Recognizing the company's strong market position and appreciating its stock's low valuation, I took a large position in the stock for the fund. In time, the company saw its share price rise as investors came to appreciate the company's consistent earnings-growth potential. Ceridian, a data management firm, sold off some of its businesses, better positioning itself to produce superior earnings growth and strong cash flow. First Data was a turnaround story, as this data management company's stock rebounded from record lows. Finally, Affiliated Computer Services continued to generate strong earnings growth and made some positive acquisitions to its business-process outsourcing operations.

Q. WHICH STOCKS PROVED TO BE DISAPPOINTING?

A. On the downside, Technology Solutions and Cambridge Technology Partners - two computer system integration companies - suffered from disappointing near-term earnings growth because demand for their services declined. However, the fund continued to own both securities at the end of the period because their valuations were reasonable and their prospects appeared favorable.

Q. WHAT'S YOUR OUTLOOK?

A. I'm very positive about the outlook for this sector over the next six months. Companies in the sector appear poised to post earnings growth in excess of the overall market, as measured by the S&P 500. In addition, there should be continued possibilities for consolidation as well as a pipeline of new stock offerings that could create new investment opportunities for the fund. As I've said in the past, as more and more companies look to outsource some of their functions, the companies in the sector should be the main beneficiaries.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: February 4, 1998

FUND NUMBER: 353

TRADING SYMBOL: FBSOX

SIZE: as of February 28, 1999, more than $64 million

MANAGER: Michael Tarlowe, since inception;
analyst, transportation, telecommunications equipment, computer services and Internet securities, 1994-present; joined Fidelity in 1994

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 91.0%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 8.1%

Interpublic Group of              20,800                   $ 1,556,100
Companies, Inc.

Lamar Advertising Co. Class A     17,250                    666,281
(a)

Omnicom Group, Inc.               29,039                    1,923,834

Outdoor Systems, Inc. (a)         24,000                    670,500

Pharmaceutical Marketing          30,000                    435,000
Services, Inc. (a)

                                                            5,251,715

AIR TRANSPORTATION - 0.6%

Viad Corp.                        13,600                    359,550

BROADCASTING - 4.6%

Nielsen Media Research, Inc.      150,600                   2,955,525
(a)

COMPUTER SERVICES & SOFTWARE
- 61.6%

Affiliated Computer Services,     60,200                    2,784,250
Inc.  Class A (a)

Automatic Data Processing,        96,100                    3,819,975
Inc.

CACI International, Inc.          10,000                    165,000
Class A (a)

Cambridge Technology              21,500                    540,188
Partners, Inc. (a)

Ceridian Corp. (a)                41,500                    2,972,438

Computer Sciences Corp.           37,200                    2,478,450

Convergys Corp. (a)               16,500                    285,656

Cotelligent, Inc. (a)             12,000                    159,000

DST Systems, Inc. (a)             60,500                    3,282,125

Electronic Data Systems Corp.     41,000                    1,906,500

Equifax, Inc.                     57,500                    2,170,625

First Data Corp.                  127,000                   4,857,745

Fiserv, Inc. (a)                  30,050                    1,412,350

Fundtech Ltd.                     8,500                     177,438

Galileo International, Inc.       17,200                    868,600

HNC Software, Inc. (a)            7,000                     188,125

IMS Health, Inc.                  103,600                   3,677,800

IntelliQuest Information          38,700                    420,863
Group, Inc. (a)

International Integration,        15,000                    298,125
Inc. (a)

Paychex, Inc.                     46,150                    1,955,606

QRS Corp. (a)                     6,700                     333,744

Sabre Group Holdings, Inc.        65,500                    2,570,875
Class A (a)

SunGard Data Systems, Inc. (a)    20,600                    816,275

Technology Solutions, Inc. (a)    68,100                    557,569

Wang Laboratories, Inc. (a)       47,200                    1,126,900

                                                            39,826,222

INSURANCE - 0.2%

Scottish Annuity & Life Hold      15,800                    156,025
(a)

LEASING & RENTAL - 0.5%

Caribiner International, Inc.     43,500                    339,844
(a)

PRINTING - 0.6%

Reynolds & Reynolds Co. Class     21,000                    396,375
A



                                 SHARES                    VALUE (NOTE 1)

PUBLISHING - 0.3%

Harte Hanks Communications,       6,500                    $ 168,188
Inc.

RESTAURANTS - 0.3%

Sodexho Marriott Services,        8,500                     198,688
Inc. (a)

SERVICES - 11.2%

ABR Information Services,         7,900                     139,238
Inc. (a)

ACNielsen Corp. (a)               15,900                    413,400

Cintas Corp.                      10,800                    764,100

Compass International             47,000                    384,813
Services Corp.

Data Processing Resources         15,000                    285,000
Corp. (a)

Diamond Technology Partners,      16,000                    397,000
Inc.  Class A (a)

Dun & Bradstreet Corp.            36,400                    1,246,700

Gartner Group, Inc. Class A       20,500                    459,969
(a)

International Telecom Data        35,000                    481,250
Systems, Inc.

Korn/Ferry International (a)      19,000                    216,125

Lai Worldwide, Inc. (a)           59,500                    438,813

Manpower, Inc.                    13,300                    318,369

Market Facts, Inc. (a)            34,100                    801,350

Paymentech, Inc. (a)              11,000                    210,375

Robert Half International,        18,900                    680,400
Inc. (a)

                                                            7,236,902

TRUCKING & FREIGHT - 3.0%

Air Express International         38,200                    670,888
Corp.

Expeditors International of       26,900                    1,252,531
Washington, Inc.

                                                            1,923,419

TOTAL COMMON STOCKS                                         58,812,453
(Cost $51,042,144)

CASH EQUIVALENTS - 9.0%



Taxable Central Cash Fund (b)     5,813,720                 5,813,720
(Cost $5,813,720)

TOTAL INVESTMENT IN                                         $ 64,626,173
SECURITIES - 100%
(Cost $56,855,864)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $92,045,698 and $57,419,897, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,127 for the period.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $57,599,238. Net unrealized appreciation aggregated $7,026,935, of which $9,954,218 related to appreciated investment securities and $2,927,283 related to depreciated investment securities.

A total of 20% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                      FEBRUARY 28, 1999

ASSETS

Investment in securities, at               $ 64,626,173
value  (cost $56,855,864) -
See accompanying schedule

Receivable for fund shares                  318,349
sold

Dividends receivable                        25,757

Interest receivable                         21,611

Redemption fees receivable                  213

 TOTAL ASSETS                               64,992,103

LIABILITIES

Payable for investments         $ 310,463
purchased

Payable for fund shares          459,005
redeemed

Accrued management fee           31,472

Other payables and accrued       68,552
expenses

 TOTAL LIABILITIES                          869,492

NET ASSETS                                 $ 64,122,611

Net Assets consist of:

Paid in capital                            $ 55,174,965

Accumulated undistributed net               1,177,337
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 7,770,309
(depreciation) on investments

NET ASSETS, for 4,726,469                  $ 64,122,611
shares outstanding

NET ASSET VALUE and                         $13.57
redemption price per share
($64,122,611 (divided by)
4,726,469 shares)

Maximum offering price per                  $13.99
share (100/97.00 of $13.57)

STATEMENT OF OPERATIONS

                          YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                           $ 181,268
Dividends

Interest                                     221,409

 TOTAL INCOME                                402,677

EXPENSES

Management fee                   $ 326,653

Transfer agent fees               421,635

Accounting fees and expenses      60,809

Non-interested trustees'          177
compensation

Custodian fees and expenses       13,013

Registration fees                 64,318

Audit                             30,659

Legal                             745

Reports to shareholders           1,557

Miscellaneous                     403

 Total expenses before            919,969
reductions

 Expense reductions               (12,168)   907,801

NET INVESTMENT INCOME (LOSS)                 (505,124)

REALIZED AND UNREALIZED GAIN                 2,392,697
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     7,144,279
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              9,536,976

NET INCREASE (DECREASE) IN                  $ 9,031,852
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 661,865
charges paid to FDC

 Sales charges - Retained by                $ 661,865
FDC

 Deferred sales charges                     $ 106
withheld   by FDC

 Exchange fees withheld by FSC              $ 7,478

 Expense reductions  Directed               $ 11,380
brokerage arrangements

  Custodian credits                          788

                                            $ 12,168

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  FEBRUARY 4, 1998
ASSETS                                                         (COMMENCEMENT OF OPERATIONS)
                                                               TO FEBRUARY 28, 1998

Operations Net investment        $ (505,124)                   $ (2,203)
income (loss)

 Net realized gain (loss)         2,392,697                     16,708

 Change in net unrealized         7,144,279                     626,030
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,031,852                     640,535
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (724,580)                     -
from net realized gains

Share transactions Net            115,593,201                   15,378,163
proceeds from sales of shares

 Reinvestment of distributions    706,597                       -

 Cost of shares redeemed          (76,520,490)                  (103,682)

 NET INCREASE (DECREASE) IN       39,779,308                    15,274,481
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  120,875                       140

  TOTAL INCREASE (DECREASE)       48,207,455                    15,915,156
IN NET ASSETS

NET ASSETS

 Beginning of period              15,915,156                    -

 End of period                   $ 64,122,611                  $ 15,915,156

OTHER INFORMATION
Shares

 Sold                             9,724,396                     1,470,842

 Issued in reinvestment of        57,528                        -
distributions

 Redeemed                         (6,516,475)                   (9,822)

 Net increase (decrease)          3,265,449                     1,461,020




FINANCIAL HIGHLIGHTS
YEARS ENDED FEBRUARY 28,        1999  1998E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.89    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)      -

Net realized and unrealized       2.92       .89
gain (loss)

Total from investment             2.81       .89
operations

Less Distributions

From net realized gain            (.16)      -

Redemption fees added to paid     .03        -
in capital

Net asset value, end of period   $ 13.57    $ 10.89

TOTAL RETURN  B, C                26.23%     8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,123   $ 15,915
(000 omitted)

Ratio of expenses to average      1.66%      2.50% A, F
net assets

Ratio of expenses to average      1.64%  G   2.50% A
net assets after expense
reductions

Ratio of net investment           (.91)%     (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           115%       36% A

A ANNUALIZED B THE TOTAL
RETURNS WOULD HAVE BEEN
LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL
RETURNS DO NOT INCLUDE THE
ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. E FOR THE PERIOD
FEBRUARY 4, 1998
(COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. F FMR
AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. G
FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

COMPUTERS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT COMPUTERS                66.43%       330.57%       1,094.34%

SELECT COMPUTERS (LOAD ADJ.)    61.37%       317.58%       1,058.44%

S&P 500                         19.74%       194.91%       459.21%

GS Technology                   48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT COMPUTERS              66.43%       33.91%        28.15%

SELECT COMPUTERS (LOAD ADJ.)  61.37%       33.09%        27.76%

S&P 500                       19.74%       24.15%        18.78%

GS Technology                 48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Computers                   S&P 500
             00007                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9239.36                    10233.00
  1989/04/30      10275.80                    10764.09
  1989/05/31      11188.22                    11200.04
  1989/06/30       9859.45                    11136.20
  1989/07/31      10036.62                    12141.80
  1989/08/31      10187.21                    12379.78
  1989/09/30      10426.39                    12329.02
  1989/10/31      10080.91                    12042.99
  1989/11/30       9859.45                    12288.66
  1989/12/31       9965.75                    12583.59
  1990/01/31       9877.17                    11739.23
  1990/02/28      10771.87                    11890.67
  1990/03/31      11542.56                    12205.77
  1990/04/30      11232.51                    11900.63
  1990/05/31      12694.16                    13060.94
  1990/06/30      12924.47                    12972.12
  1990/07/31      12003.20                    12930.61
  1990/08/31      10098.63                    11761.68
  1990/09/30       9434.25                    11188.89
  1990/10/31       9788.58                    11140.78
  1990/11/30      11400.82                    11860.47
  1990/12/31      11800.12                    12191.38
  1991/01/31      13811.51                    12722.92
  1991/02/28      14705.46                    13632.61
  1991/03/31      15867.59                    13962.52
  1991/04/30      14839.55                    13996.03
  1991/05/31      15590.47                    14600.66
  1991/06/30      13467.57                    13931.95
  1991/07/31      14820.77                    14581.18
  1991/08/31      15741.31                    14926.75
  1991/09/30      14912.82                    14677.48
  1991/10/31      14618.25                    14874.16
  1991/11/30      13614.86                    14274.73
  1991/12/31      15428.33                    15907.76
  1992/01/31      17039.28                    15611.87
  1992/02/29      18208.37                    15814.83
  1992/03/31      16772.32                    15506.44
  1992/04/30      16229.20                    15962.33
  1992/05/31      16431.72                    16040.54
  1992/06/30      14848.39                    15801.54
  1992/07/31      15575.62                    16447.82
  1992/08/31      14682.69                    16110.64
  1992/09/30      15409.92                    16300.75
  1992/10/31      16625.04                    16357.80
  1992/11/30      17656.05                    16915.60
  1992/12/31      18815.93                    17123.66
  1993/01/31      19911.38                    17267.50
  1993/02/28      18548.98                    17502.34
  1993/03/31      18917.19                    17871.64
  1993/04/30      18379.92                    17439.14
  1993/05/31      20533.38                    17906.51
  1993/06/30      19711.67                    17958.44
  1993/07/31      20533.38                    17886.61
  1993/08/31      21751.78                    18564.51
  1993/09/30      22365.70                    18421.56
  1993/10/31      22365.70                    18802.89
  1993/11/30      23319.65                    18624.26
  1993/12/31      24247.70                    18849.62
  1994/01/31      25811.10                    19490.50
  1994/02/28      26906.48                    18962.31
  1994/03/31      26627.66                    18135.55
  1994/04/30      26458.37                    18367.69
  1994/05/31      26438.46                    18668.92
  1994/06/30      24267.62                    18211.53
  1994/07/31      25034.38                    18808.87
  1994/08/31      28031.73                    19580.03
  1994/09/30      27832.58                    19100.32
  1994/10/31      28878.16                    19530.08
  1994/11/30      29047.45                    18818.79
  1994/12/31      29206.78                    19097.87
  1995/01/31      28310.56                    19593.08
  1995/02/28      30541.15                    20356.63
  1995/03/31      32891.23                    20957.35
  1995/04/30      35504.54                    21574.54
  1995/05/31      37259.59                    22436.88
  1995/06/30      41334.55                    22958.09
  1995/07/31      46529.10                    23719.38
  1995/08/31      47568.02                    23778.91
  1995/09/30      50291.37                    24782.38
  1995/10/31      48465.72                    24693.91
  1995/11/30      47295.68                    25777.97
  1995/12/31      44344.76                    26274.46
  1996/01/31      44060.42                    27168.84
  1996/02/29      46664.92                    27420.69
  1996/03/31      42718.36                    27684.75
  1996/04/30      47413.86                    28092.83
  1996/05/31      49052.40                    28817.34
  1996/06/30      45486.85                    28927.14
  1996/07/31      42440.54                    27649.13
  1996/08/31      44275.25                    28232.26
  1996/09/30      49710.13                    29821.17
  1996/10/31      52329.49                    30643.63
  1996/11/30      59449.07                    32959.99
  1996/12/31      58365.85                    32307.05
  1997/01/31      65847.42                    34325.59
  1997/02/28      57850.29                    34594.71
  1997/03/31      53294.20                    33173.21
  1997/04/30      56201.20                    35153.65
  1997/05/31      60251.97                    37293.80
  1997/06/30      59859.96                    38964.57
  1997/07/31      73671.79                    42064.98
  1997/08/31      75161.43                    39708.50
  1997/09/30      77957.77                    41883.33
  1997/10/31      67007.61                    40484.43
  1997/11/30      65766.25                    42358.45
  1997/12/31      58425.32                    43085.75
  1998/01/31      63085.11                    43562.28
  1998/02/28      69608.82                    46703.99
  1998/03/31      68032.96                    49095.70
  1998/04/30      74539.72                    49589.60
  1998/05/31      69456.31                    48737.16
  1998/06/30      75641.13                    50716.86
  1998/07/31      79673.97                    50176.72
  1998/08/31      68981.86                    42922.17
  1998/09/30      82283.45                    45671.77
  1998/10/31      88095.48                    49386.71
  1998/11/30      97635.35                    52380.04
  1998/12/31     114732.55                    55398.18
  1999/01/31     132253.36                    57714.93
  1999/02/26     115844.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 143213 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $115,844 - a 1,058.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                         % OF FUND'S INVESTMENTS

EMC Corp.                 9.0

Texas Instruments, Inc.   6.8

Microsoft Corp.           5.3

Cisco Systems, Inc.       5.1

Micron Technology, Inc.   4.8

Applied Materials, Inc.   4.8

America Online, Inc.      4.5

Dell Computer Corp.       4.1

Compaq Computer Corp.     2.7

Intel Corp.               2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS
Electronics 25.0%
Computers &
Office Equipment 24.1%
Computer Services
& Software 19.3%
Communications Equipment 7.1%
Electronic Instruments 7.0%
All Others 17.5%*

Row: 1, Col: 1, Value: 17.5
Row: 1, Col: 2, Value: 7.0
Row: 1, Col: 3, Value: 7.1
Row: 1, Col: 4, Value: 19.3
Row: 1, Col: 5, Value: 24.1
Row: 1, Col: 6, Value: 25.0
* INCLUDES SHORT-TERM INVESTMENTS

COMPUTERS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Mike Tempero)

Mike Tempero,
Portfolio Manager
of Fidelity Select
Computers Portfolio

Q. HOW DID THE FUND PERFORM, MIKE?

A. For the 12 months that ended February 28, 1999, the fund returned 66.43%. For the same 12-month period, the Standard & Poor's 500 Index returned 19.74%, while the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%. The fund outperformed the Goldman Sachs index due to the fund's smaller exposure to poorly performing semiconductor stocks during the first half of the period.

Q. HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST
YEAR?

A. Firm computer demand helped the sector perform very well for most of the year, although there were weak periods. During the late summer and early fall, economic crises in emerging markets caused a broadly based stock market decline. However, when the market rebounded in October, computer and technology stocks led the rally, with some prices doubling. Within the computer sector, semiconductor and semiconductor equipment stock prices were soft for a large part of the year. Excess inventories and falling prices hurt this segment when many personal computer manufacturers scaled back production and reduced semiconductor orders early in 1998. However, after inventories sold down, continued demand helped improve semiconductor pricing and these stocks recovered. In February 1999, several computer manufacturers, including Compaq and Dell, announced that unit sales were running below expectations. Computer stocks ended the period on a weaker note amid concerns of slower revenue and earnings growth.

Q. YOU NOW HAVE SEMICONDUCTOR STOCKS IN YOUR TOP-10 HOLDINGS. WHAT LED YOU TO SELECT THEM?

A. Although semiconductor stocks underperformed for much of the year, these stocks appeared to bottom out in the fall as investors anticipated improving business conditions. For example, Applied Materials, Inc. did very well - its stock more than doubled between October and February. Applied Materials dominates the market for wafer-fabrication equipment used by semiconductor manufacturers and counts Intel, the world's leading chip maker, as its largest customer. I also added to positions in Texas Instruments and Micron Technology. Texas Instruments is the leading producer of the digital signal processors used in more than 85 million cellular phones; Micron is a low-cost provider of semiconductor memory components.

Q. WHAT HOLDINGS INFLUENCED THE FUND'S STRONG PERFORMANCE?

A. EMC Corp., the fund's largest holding, performed extremely well. EMC manufactures large-scale data storage units and is a prime beneficiary of increased electronic data generation - every e-mail, online transaction or file transfer needs safe warehousing. EMC dominates the storage market largely because its units are compatible with many types of mainframes, network servers and operating systems. Dell Computer also did well. As the industry's low-cost leader in personal computer manufacturing, Dell has prospered because it sells PCs directly to consumers and assembles units only as orders are received. Not only does this strategy keep inventories lean, it gives Dell a competitive advantage. When component costs - such as semiconductors - are falling, Dell can benefit from lower costs immediately while other manufacturers are burdened with inventories of more expensive components.

Q. WHAT STOCKS WERE DISAPPOINTING DURING THE PERIOD?

A. One stock that fell short of my expectations was Seagate Technology. Seagate is the largest independent producer of computer disk drives and specializes in high-end networking applications. I believed Seagate's earnings growth would improve after reducing built-up inventories during the fall. However, severe price competition and expectations of lower demand in Seagate's high-end market caused the stock to sell off sharply early in 1999. Most disappointments, however, fell into the category of omission. For example, after the market corrected, I was slow to buy more Cisco Systems, the market leader in data networking routers. Cisco's shares more than doubled from their low in October.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. Computer stock performance in 1999 will rest on two critical issues: consumer spending and corporate profitability. As long as consumer confidence remains strong and corporate profits are relatively stable, spending for computers and related products should continue. I will be watching for new trends in the industry that could shift spending patterns. For example, increased bandwidth that helps speed up connections and reduces data log-jams between computers is crucial for system upgrades. Consequently, companies that can provide the means for greater bandwidth capacity may lead the next big wave in the computing industry.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 007

TRADING SYMBOL: FDCPX

SIZE: as of February 28, 1999, more than $1.8 billion

MANAGER: Michael Tempero, since 1997;
manager, Fidelity Select Insurance Portfolio,
1995-1997; Fidelity Select Natural Gas
Portfolio, 1994-1995; joined Fidelity in 1993

COMPUTERS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.4%

                                 SHARES                            VALUE (NOTE 1)

ADVERTISING - 0.2%

DoubleClick, Inc. (a)             50,000                           $ 4,493,750

VerticalNet, Inc. (a)             300                               12,375

                                                                    4,506,125

BROADCASTING - 0.1%

Infinity Broadcasting Corp.       33,000                            783,750
Class A (a)

COMMUNICATIONS EQUIPMENT - 7.1%

ADC Telecommunications, Inc.      550,000                           22,275,000
(a)

Cisco Systems, Inc. (a)           1,039,500                         101,676,094

OY Nokia AB sponsored ADR         125,000                           16,953,125

                                                                    140,904,219

COMPUTER SERVICES & SOFTWARE
- 19.3%

AboveNet Communications, Inc.     500                               15,625
(a)

Allaire Corp. (a)                 400                               19,500

America Online, Inc.              990,800                           88,119,275

At Home Corp. Series A (a)        100,000                           10,612,500

Aware, Inc. (a)                   336,300                           11,644,388

BMC Software, Inc.                200,000                           8,175,000

Cambridge Technology              150,000                           3,768,750
Partners, Inc. (a)

Computer Learning Centers,        22,800                            98,325
Inc. (a)

Documentum, Inc. (a)              100,000                           2,137,500

eBay, Inc. (a)                    100,500                           33,567,000

Electronics for Imaging, Inc.     615,400                           21,500,538
(a)

Equifax, Inc.                     300,000                           11,325,000

IMS Health, Inc.                  300,000                           10,650,000

Inacom Corp. (a)                  200,000                           3,100,000

Inktomi Corp. (a)                 50,000                            3,106,250

Internet America, Inc. (a)        300                               8,719

Intraware, Inc.                   700                               13,213

Microsoft Corp. (a)               700,000                           105,087,500

Oracle Corp. (a)                  200,000                           11,175,000

Pacific Internet Ltd. (a)         200                               5,975

pcOrder.com, Inc. (a)             400                               18,850

Perot Systems Corp. (a)           400                               17,375

Siebel Systems, Inc. (a)          704,000                           30,976,000

VeriSign, Inc. (a)                50,000                            4,900,000

Vignette Corp. (a)                100,700                           5,462,975

Wang Laboratories, Inc. (a)       50,000                            1,193,750

WebTrends Corp. (a)               1,000                             25,125

Yahoo!, Inc. (a)                  100,000                           15,350,000

                                                                    382,074,133

COMPUTERS & OFFICE EQUIPMENT
- 24.1%

Advanced Digital Information      170,700                           2,901,900
Corp. (a)

CDW Computer Centers, Inc. (a)    100,000                           6,962,500

Compaq Computer Corp.             1,506,350                         53,098,838

Dell Computer Corp. (a)           1,000,000                         80,125,000

EMC Corp. (a)                     1,729,000                         177,006,371



                                 SHARES                            VALUE (NOTE 1)

Ingram Micro, Inc. Class A (a)    50,000                           $ 1,100,000

Insight Enterprises, Inc. (a)     286,875                           6,669,844

International Business            204,000                           34,680,000
Machines Corp.

Iomega Corp. (a)                  200,000                           1,212,500

Komag, Inc. (a)                   100,000                           700,000

Lexmark International Group,      250,000                           25,796,875
Inc.  Class A (a)

Micron Electronics, Inc. (a)      200,000                           2,875,000

Network Appliance, Inc. (a)       150,000                           6,300,000

Quantum Corp. (a)                 247,000                           4,060,063

Seagate Technology, Inc. (a)      500,000                           14,468,750

Sun Microsystems, Inc. (a)        450,000                           43,790,625

Symbol Technologies, Inc.         100,000                           5,300,000

Tech Data Corp. (a)               200,000                           3,400,000

Unisys Corp. (a)                  200,000                           5,962,500

                                                                    476,410,766

CONSUMER ELECTRONICS - 1.0%

Sharp Corp.                       1,968,000                         19,142,747

DEFENSE ELECTRONICS - 0.1%

Alpha Industries, Inc. (a)        60,000                            1,222,500

ELECTRONIC INSTRUMENTS - 7.0%

Advantest Corp.                   105,100                           7,954,229

Applied Materials, Inc. (a)       1,700,000                         94,562,500

KLA-Tencor Corp. (a)              100,000                           5,181,250

LAM Research Corp. (a)            62,400                            1,844,700

Smart Modular Technologies,       650,000                           10,440,625
Inc. (a)

Teradyne, Inc. (a)                400,000                           19,050,000

                                                                    139,033,304

ELECTRONICS - 25.0%

Altera Corp. (a)                  300,000                           14,587,500

Analog Devices, Inc. (a)          450,000                           11,278,125

C-Cube Microsystems, Inc. (a)     72,300                            1,355,625

Intel Corp.                       400,000                           47,975,000

Linear Technology Corp.           1,046,600                         45,854,163

LSI Logic Corp. (a)               500,000                           12,968,750

Microchip Technology, Inc. (a)    100,000                           2,725,000

Micron Technology, Inc. (a)       1,655,000                         95,369,375

Motorola, Inc.                    630,000                           44,257,500

PMC-Sierra, Inc. (a)              50,000                            3,543,750

Rambus, Inc. (a)                  75,300                            5,473,369

Semtech Corp. (a)                 470,000                           14,276,250

Solectron Corp. (a)               173,200                           7,739,875

Texas Instruments, Inc.           1,499,200                         133,709,900

Tokyo Electron Ltd.               172,000                           7,801,764

Xilinx, Inc. (a)                  650,000                           45,337,500

                                                                    494,253,446

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.6%

ASM Lithography Holding N V       300,000                           11,887,500
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                            VALUE (NOTE 1)

SERVICES - 0.0%

Corporate Executive Board Co.     1,200                            $ 29,400
(a)

TELEPHONE SERVICES - 1.9%

MCI WorldCom, Inc. (a)            461,000                           38,032,500

TOTAL COMMON STOCKS                                                 1,708,280,390
(Cost $1,339,272,825)

CASH EQUIVALENTS - 13.6%

                                 MATURITY AMOUNT

Investments in repurchase        $ 4,474,771                        4,473,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.75%,
dated 2/26/99 due 3/1/99

                                 SHARES

Taxable Central Cash Fund (b)     264,220,070                       264,220,070

TOTAL CASH EQUIVALENTS                                              268,693,070
(Cost $268,693,070)

TOTAL INVESTMENT IN                                                $ 1,976,973,460
SECURITIES - 100%
(Cost $1,607,965,895)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,827,516,954 and $1,247,515,427, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $217,026 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $18,833,331. The fund received cash collateral of $18,038,100.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $37,166,000. The weighted average interest rate was 5.87%. Interest earned from the interfund lending program amounted to $6,055 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $1,612,250,580. Net unrealized appreciation aggregated $364,722,880, of which $447,991,267 related to appreciated investment securities and $83,268,387 related to depreciated investment securities.

The fund hereby designates approximately $1,825,000 as a capital gain dividend for the purpose of the dividend paid deduction.

COMPUTERS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                FEBRUARY 28, 1999

ASSETS

Investment in securities, at                   $ 1,976,973,460
value (including repurchase
agreements of $4,473,000)
(cost $1,607,965,895) -  See
accompanying schedule

Cash                                            540

Receivable for investments                      74,550,698
sold

Receivable for fund shares                      12,196,853
sold

Dividends receivable                            111,480

Interest receivable                             847,493

Redemption fees receivable                      6,719

Other receivables                               82,279

 TOTAL ASSETS                                   2,064,769,522

LIABILITIES

Payable for investments         $ 205,491,186
purchased

Payable for fund shares          7,938,408
redeemed

Accrued management fee           946,369

Other payables and accrued       920,650
expenses

Collateral on securities         18,038,100
loaned,  at value

 TOTAL LIABILITIES                              233,334,713

NET ASSETS                                     $ 1,831,434,809

Net Assets consist of:

Paid in capital                                $ 1,363,112,573

Accumulated undistributed net                   99,314,671
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                     369,007,565
(depreciation) on investments

NET ASSETS, for 26,786,080                     $ 1,831,434,809
shares outstanding

NET ASSET VALUE and                             $68.37
redemption price per share
($1,831,434,809 (divided by)
26,786,080 shares)

Maximum offering price per                      $70.48
share (100/97.00 of $68.37)

STATEMENT OF OPERATIONS

                                      YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,207,978
Dividends

Interest (including income on                   5,691,380
securities loaned of
$578,753)

 TOTAL INCOME                                   6,899,358

EXPENSES

Management fee                   $ 6,013,190

Transfer agent fees               5,234,820

Accounting and security           764,075
lending fees

Non-interested trustees'          3,899
compensation

Custodian fees and expenses       37,728

Registration fees                 380,098

Audit                             42,206

Legal                             5,276

Reports to shareholders           103,662

 Total expenses before            12,584,954
reductions

 Expense reductions               (214,475)     12,370,479

NET INVESTMENT INCOME (LOSS)                    (5,471,121)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            193,009,783

 Foreign currency transactions    24,748        193,034,531

Change in net unrealized                        272,430,790
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 465,465,321

NET INCREASE (DECREASE) IN                     $ 459,994,200
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 9,062,985
charges paid to FDC

 Sales charges - Retained by                   $ 9,053,383
FDC

 Deferred sales charges                        $ 5,657
withheld   by FDC

 Exchange fees withheld by FSC                 $ 73,148

EXPENSE REDUCTIONS Directed                    $ 207,334
brokerage arrangements

 Custodian credits                              5,645

 Transfer agent credits                         1,496

                                               $ 214,475

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (5,471,121)                 $ (4,376,259)
income (loss)

 Net realized gain (loss)         193,034,531                   89,255,411

 Change in net unrealized         272,430,790                   22,245,884
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       459,994,200                   107,125,036
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                             (132,918,806)
 From net realized gain

 In excess of net realized        -                             (34,413,012)
gain

 TOTAL DISTRIBUTIONS              -                             (167,331,818)

Share transactions Net            1,830,119,568                 808,411,253
proceeds from sales of shares

 Reinvestment of distributions    -                             165,233,207

 Cost of shares redeemed          (1,247,821,903)               (733,889,159)

 NET INCREASE (DECREASE) IN       582,297,665                   239,755,301
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,678,254                     1,629,692

  TOTAL INCREASE (DECREASE)       1,045,970,119                 181,178,211
IN NET ASSETS

NET ASSETS

 Beginning of period              785,464,690                   604,286,479

 End of period                   $ 1,831,434,809               $ 785,464,690

OTHER INFORMATION
Shares

 Sold                             33,082,983                    17,046,061

 Issued in reinvestment of        -                             4,788,686
distributions

 Redeemed                         (25,415,629)                  (15,239,529)

 Net increase (decrease)          7,667,354                     6,595,218




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 41.08      $ 48.25    $ 41.03    $ 30.67    $ 27.02
period

Income from Investment
Operations

Net investment income (loss) C    (.29)        (.32)      (.36)      (.23)      (.31)

Net realized and unrealized       27.39        6.42       9.94       16.10      3.68
gain (loss)

Total from investment             27.10        6.10       9.58       15.87      3.37
operations

Less Distributions

From net realized gain            -            (10.64)    (2.47)     (5.61)     -

In excess of net realized gain    -            (2.75)     -          -          -

Total distributions               -            (13.39)    (2.47)     (5.61)     -

Redemption fees added to paid     .19          .12        .11        .10        .28
in capital

Net asset value, end of period   $ 68.37      $ 41.08    $ 48.25    $ 41.03    $ 30.67

TOTAL RETURN A, B                 66.43%       20.33%     23.97%     52.79%     13.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,831,435  $ 785,465  $ 604,286  $ 527,337  $ 215,014
(000 omitted)

Ratio of expenses to average      1.25%        1.40%      1.48%      1.40%      1.71%
net assets

Ratio of expenses to average      1.23% D      1.34% D    1.44% D    1.38% D    1.69% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.67)%     (.83)%     (.56)%     (1.12)%
income (loss) to average net
assets

Portfolio turnover rate           133%         333%       255%       129%       189%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


DEVELOPING COMMUNICATIONS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT DEVELOPING             63.01%       193.13%       573.87%
COMMUNICATIONS

SELECT DEVELOPING             58.05%       184.27%       553.58%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                       19.74%       194.91%       331.09%

GS Technology                 48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT DEVELOPING           63.01%       24.00%        24.62%
COMMUNICATIONS

SELECT DEVELOPING           58.05%       23.24%        24.19%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.36%

GS Technology               48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/28      40098.61                    36003.35
  1998/03/31      41452.49                    37847.08
  1998/04/30      42391.48                    38227.82
  1998/05/31      40333.83                    37570.69
  1998/06/30      43290.45                    39096.81
  1998/07/31      44369.22                    38680.43
  1998/08/31      35379.51                    33088.01
  1998/09/30      40353.81                    35207.63
  1998/10/31      43789.88                    38071.42
  1998/11/30      50202.54                    40378.93
  1998/12/31      60091.22                    42705.56
  1999/01/31      70259.58                    44491.51
  1999/02/26      65358.00                    43108.71
IMATRL PRASUN   SHR__CHT 19990228 19990309 143851 R00000000000107

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $65,358 - a 553.58% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $43,109 - a 331.09% increase.

INVESTMENT SUMMARY
TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                                 % OF FUND'S INVESTMENTS

OY Nokia AB sponsored ADR         10.0

MCI WorldCom, Inc.                7.3

Motorola, Inc.                    7.3

ADC Telecommunications, Inc.      5.0

Cisco Systems, Inc.               5.0

Cox Communications, Inc.          3.5
Class A

Aware, Inc.                       3.1

Texas Instruments, Inc.           3.1

America Online, Inc.              3.0

Comcast Corp. Class A (special)   2.9

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Communications Equipment 28.6%
Telephone Services 14.8%
Broadcasting 12.0%
Computer Services
& Software 11.3%
Electronics 10.5%
All Others 22.8%*
Row: 1, Col: 1, Value: 34.0
Row: 1, Col: 2, Value: 7.9
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 12.9
Row: 1, Col: 6, Value: 25.7

* INCLUDES SHORT-TERM INVESTMENTS

DEVELOPING COMMUNICATIONS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager of Fidelity Select Developing Communications
Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 63.01%, while the Standard & Poor's 500 Index returned
19.74%. During the same period, the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. HOW WAS THE FUND ABLE TO OUTPACE THE RETURNS OF BOTH BENCHMARKS OVER THE PAST 12 MONTHS?

A. The incredible rebound of technology stocks over the last four months of the period helped the fund generate robust returns. Technology stocks hit a low point in early October when fears about an economic slowdown peaked following financial turmoil in Asian and Russian markets. However, when it became evident that the international situation was not getting worse and, more importantly, that U.S. economic growth was accelerating, investors returned to technology stocks with a vengeance. Specifically, the fund outperformed the Goldman Sachs Technology Index because of my focus on large-capitalization stocks. I continued to believe that investors would pay a premium for stocks that weren't at risk of reporting disappointing earnings numbers - and these were mostly larger-cap stocks. On top of that, I focused on Internet stocks - the industry that enjoyed the most dramatic growth.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED PARTICULARLY WELL?

A. Some examples of the Internet stocks that did particularly well were Yahoo!, America Online and Amazon.com. Another Internet play that was successful was Aware, Inc., a company that provides high-speed Internet access. Cisco Systems, a maker of networking equipment for the Internet, also generated healthy returns. Looking to other areas, wireless communications was one of the fastest growing areas of technology. The promise of wireless is its increasing reach into developing economies that have no access to wire-line phones. In addition, as advances in technology cause service prices to fall, wireless phones are becoming mass-market items rather than luxury items. Nokia was one of my favorite wireless names. It rapidly increased market share by commercializing and mass-producing devices with the latest technologies.

Q. ARE YOU CONCERNED ABOUT THE INCREDIBLE RUN-UP IN INTERNET STOCKS?

A. Sure. After all, we've seen several years of appreciation all in a few months. For instance, from early October through early January, many Internet stocks appreciated as much as 400% to 500%. I'm always concerned that there may be a correction after that kind of run-up. As a result, I reduced the weighting of some of the Internet stocks that enjoyed the most dramatic gains during the period, such as Yahoo! and Amazon. However, I continued to make investments directly in Internet companies, or indirectly through the service providers, because I believe in the long-term growth of the sector.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. It was an extraordinary period because almost all of the fund's large positions did well. In hindsight, I would have owned more cable stocks. I was a little late in recognizing the potential of cable as a means of accessing the Internet. Cable companies have been aggressive in their introduction of cable modems and in providing high-speed Internet service to the home. This strategy was a great catalyst for growth and provided cable companies with a tremendous source of ancillary revenue. By the end of the period, both Cox Communications and Comcast were among the fund's top-10 holdings, but I believe I could have done more sooner.

Q. WHAT'S YOUR OUTLOOK?

A. I continue to be bullish about technology and developing communications, especially because - with the Internet - we're only in the second inning. People are starting to realize that these business models can make money and that the industry is far from mature. For instance, we have barely captured 10% of the potential subscriber base and we've only scratched the surface as far as ways to make money through this medium. I will continue to look for the most aggressive ways to capitalize on the future growth in that area. However, I am more concerned about valuations than I was six months ago - and I'd be foolish not to be - given the incredible run-up in the stocks. As a result, I will continue to focus on stocks that I believe can deliver strong earnings.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 518

TRADING SYMBOL: FSDCX

SIZE: as of February 28, 1999, more than $612 million

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Technology Portfolio, since 1998; Fidelity Select Electronics
Portfolio, 1996-1998; joined Fidelity in 1995

DEVELOPING COMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 92.2%

                                SHARES                      VALUE (NOTE 1)

BROADCASTING - 12.0%

Cablevision Systems Corp.        1,000                      $ 65,000
Class A (a)

CBS Corp.                        74,600                      2,750,875

Comcast Corp. Class A            250,000                     17,734,375
(special)

Cox Communications, Inc.         300,000                     21,225,000
Class A (a)

MediaOne Group, Inc.             300,000                     16,350,000

Tele-Communications, Inc.        225,000                     14,132,813
(TCI Group) Series A (a)

                                                             72,258,063

CELLULAR - 2.6%

AirTouch Communications, Inc.    88,500                      8,059,031
(a)

Nextel Communications, Inc.      255,000                     7,665,938
Class A (a)

                                                             15,724,969

COMMUNICATIONS EQUIPMENT -
28.6%

3Com Corp. (a)                   25,000                      785,938

ADC Telecommunications, Inc.     750,000                     30,375,000
(a)

Ascend Communications, Inc.      153,600                     11,817,600
(a)

Carrier Access Corp. (a)         200,000                     7,900,000

Cisco Systems, Inc. (a)          307,500                     30,077,344

Filtronic PLC                    81,180                      1,034,546

InterVoice, Inc. (a)             149,400                     1,624,725

Level One Communications,        231,100                     7,741,850
Inc. (a)

Newbridge Networks Corp. (a)     196,400                     4,773,882

OY Nokia AB sponsored ADR        445,000                     60,353,123

P-Com, Inc. (a)                  800,000                     5,075,000

Plantronics, Inc. (a)            20,400                      1,234,200

Premisys Communications, Inc.    128,800                     1,062,600
(a)

Tekelec (a)                      700,000                     8,487,500

                                                             172,343,308

COMPUTER SERVICES & SOFTWARE
- 11.3%

Amazon.com, Inc. (a)             45,000                      5,765,625

America Online, Inc.             200,000                     17,787,500

Aware, Inc. (a)                  545,000                     18,870,625

eBay, Inc. (a)                   20,000                      6,680,000

Franklin Electronic              182,800                     1,051,100
Publishers (a)

InterVU, Inc. (a)                65,000                      1,332,500

Lycos, Inc. (a)                  25,000                      2,190,625

Siebel Systems, Inc. (a)         32,900                      1,447,600

Yahoo!, Inc. (a)                 83,400                      12,801,900

                                                             67,927,475

COMPUTERS & OFFICE EQUIPMENT
- 1.2%

Comverse Technology, Inc. (a)    103,100                     7,397,425

DEFENSE ELECTRONICS - 1.6%

Alpha Industries, Inc. (a)       101,150                     2,060,931

REMEC, Inc. (a)                  450,000                     7,734,375

                                                             9,795,306



                                SHARES                      VALUE (NOTE 1)

ELECTRICAL EQUIPMENT - 3.3%

Adtran, Inc. (a)                 600,000                    $ 12,300,000

ANTEC Corp. (a)                  50,000                      1,393,750

General Instrument Corp. (a)     178,600                     5,224,050

Research in Motion Ltd. (a)      150,000                     1,333,068

                                                             20,250,868

ELECTRONIC INSTRUMENTS - 3.1%

Aeroflex, Inc. (a)               300,000                     4,031,250

Intest Corp. (a)                 188,000                     1,269,000

JDS Fitel, Inc. (a)              307,400                     13,149,821

                                                             18,450,071

ELECTRONICS - 10.5%

Motorola, Inc.                   625,000                     43,906,250

Texas Instruments, Inc.          210,000                     18,729,375

Vitesse Semiconductor Corp.      17,400                      799,313
(a)

                                                             63,434,938

ENTERTAINMENT - 0.9%

Tele-Communications, Inc.        100,000                     5,387,500
(Liberty Media Group) Series
A (a)

PACKAGING & CONTAINERS - 2.3%

Corning, Inc.                    257,000                     13,749,500

TELEPHONE SERVICES - 14.8%

Covad Communications Group,      300,700                     12,178,350
Inc. (a)

MCI WorldCom, Inc. (a)           534,146                     44,067,045

McLeodUSA, Inc. Class A (a)      50,000                      1,925,000

Metromedia Fiber Network,        375,000                     16,312,500
Inc.  Class A (a)

Qwest Communications             131,689                     8,090,643
International, Inc. (a)

WinStar Communications, Inc.     224,000                     7,056,000
(a)

                                                             89,629,538

TOTAL COMMON STOCKS                                          556,348,961
(Cost $432,392,044)

CASH EQUIVALENTS - 7.8%



Taxable Central Cash Fund (b)    46,881,297                  46,881,297
(Cost $46,881,297)

TOTAL INVESTMENT IN                                          $ 603,230,258
SECURITIES - 100%
(Cost $479,273,341)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,067,740,674 and $863,840,247, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $91,601 for the period.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States               86.6%

Finland                     10.0

Canada                      3.2

Others (individually less     0.2
than 1%)

TOTAL                       100.0%

Transactions during the period with companies which are or were affiliates are as follows:

              PURCHASES SALES       DIVIDEND VALUE
AFFILIATE     COST      COST        INCOME

Anicom, Inc.  $ -       $ 1,787,500 $ -      $ -

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $482,807,908. Net unrealized appreciation aggregated $120,422,350, of which $146,132,317 related to appreciated investment securities and $25,709,967 related to depreciated investment securities.

The fund hereby designates approximately $734,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 19% of the dividends distributed the fiscal year qualifies for the dividends-received deductions for corporate shareholders
(unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for the use in preparing 1999 income tax returns.

DEVELOPING COMMUNICATIONS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 603,230,258
value  (cost $479,273,341) -
 See accompanying schedule

Receivable for investments                   7,097,155
sold

Receivable for fund shares                   11,595,475
sold

Dividends receivable                         157,150

Interest receivable                          150,223

Redemption fees receivable                   3,362

Other receivables                            453,068

 TOTAL ASSETS                                622,686,691

LIABILITIES

Payable for investments        $ 7,781,817
purchased

Payable for fund shares         2,246,529
redeemed

Accrued management fee          311,449

Other payables and accrued      285,678
expenses

 TOTAL LIABILITIES                           10,625,473

NET ASSETS                                  $ 612,061,218

Net Assets consist of:

Paid in capital                             $ 455,289,751

Accumulated undistributed net                32,812,995
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  123,958,472
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 18,703,523                  $ 612,061,218
shares outstanding

NET ASSET VALUE and                          $32.72
redemption price per share
($612,061,218 (divided by)
18,703,523 shares)

Maximum offering price per                   $33.73
share (100/97.00 of $32.72)

STATEMENT OF OPERATIONS

                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 518,090
Dividends

Interest                                       1,648,201

 TOTAL INCOME                                  2,166,291

EXPENSES

Management fee                   $ 1,854,817

Transfer agent fees               1,936,382

Accounting fees and expenses      287,287

Non-interested trustees'          1,386
compensation

Custodian fees and expenses       35,597

Registration fees                 108,938

Audit                             23,069

Legal                             3,389

Reports to shareholders           43,296

 Total expenses before            4,294,161
reductions

 Expense reductions               (130,962)    4,163,199

NET INVESTMENT INCOME (LOSS)                   (1,996,908)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            53,776,976
(including realized gain of
$159,311 on sale of
investments in affiliated
issuers)

 Foreign currency transactions    (45,749)     53,731,227

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            97,385,464

 Assets and liabilities in        5,216        97,390,680
foreign currencies

NET GAIN (LOSS)                                151,121,907

NET INCREASE (DECREASE) IN                    $ 149,124,999
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,740,638
charges paid to FDC

 Sales charges - Retained by                  $ 1,737,968
FDC

 Deferred sales charges                       $ 3,177
withheld   by FDC

 Exchange fees withheld by FSC                $ 23,850

 Expense reductions  Directed                 $ 128,666
brokerage arrangements

  Custodian credits                            2,296

                                              $ 130,962

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (1,996,908)                 $ (1,952,549)
income (loss)

 Net realized gain (loss)         53,731,227                    43,720,650

 Change in net unrealized         97,390,680                    15,846,999
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       149,124,999                   57,615,100
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (820,226)                     (39,986,959)
from net realized gains

Share transactions Net            606,604,197                   191,485,848
proceeds from sales of shares

 Reinvestment of distributions    808,781                       39,302,908

 Cost of shares redeemed          (383,100,933)                 (230,874,543)

 NET INCREASE (DECREASE) IN       224,312,045                   (85,787)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,088,615                     453,709

  TOTAL INCREASE (DECREASE)       373,705,433                   17,996,063
IN NET ASSETS

NET ASSETS

 Beginning of period              238,355,785                   220,359,722

 End of period                   $ 612,061,218                 $ 238,355,785

OTHER INFORMATION
Shares

 Sold                             21,247,025                    8,748,662

 Issued in reinvestment of        39,007                        2,281,074
distributions

 Redeemed                         (14,419,633)                  (10,392,215)

 Net increase (decrease)          6,866,399                     637,521




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.14    $ 19.68    $ 19.42    $ 20.40    $ 19.65
period

Income from Investment
Operations

Net investment income (loss) C    (.16)      (.18)      (.18)      (.17)      (.16)

Net realized and unrealized       12.72      4.95       .42        4.17       2.55
gain (loss)

Total from investment             12.56      4.77       .24        4.00       2.39
operations

Less Distributions

From net realized gain            (.07)      (4.35)     -          (5.00)     (1.67)

Redemption fees added to paid     .09        .04        .02        .02        .03
in capital

Net asset value, end of period   $ 32.72    $ 20.14    $ 19.68    $ 19.42    $ 20.40

TOTAL RETURN A, B                 63.01%     28.17%     1.34%      21.84%     13.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 612,061  $ 238,356  $ 220,360  $ 333,185  $ 254,426
(000 omitted)

Ratio of expenses to average      1.38%      1.61%      1.64%      1.53%      1.58%
net assets

Ratio of expenses to average      1.34% D    1.55% D    1.62% D    1.51% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.64)%     (.82)%     (.86)%     (.78)%     (.83)%
income (loss) to average net
assets

Portfolio turnover rate           299%       383%       202%       249%       266%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


ELECTRONICS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ELECTRONICS                35.30%       337.85%       1,238.46%

SELECT ELECTRONICS (LOAD ADJ.)    31.16%       324.64%       1,198.23%

S&P 500                           19.74%       194.91%       459.21%

GS Technology                     48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT ELECTRONICS              35.30%       34.36%        29.62%

SELECT ELECTRONICS (LOAD ADJ.)  31.16%       33.54%        29.22%

S&P 500                         19.74%       24.15%        18.78%

GS Technology                   48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Electronics                 S&P 500
             00008                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9629.09                    10233.00
  1989/04/30      10380.70                    10764.09
  1989/05/31      11373.39                    11200.04
  1989/06/30      10253.07                    11136.20
  1989/07/31      10366.52                    12141.80
  1989/08/31      10721.05                    12379.78
  1989/09/30      11018.86                    12329.02
  1989/10/31      10522.51                    12042.99
  1989/11/30      10550.88                    12288.66
  1989/12/31      10990.50                    12583.59
  1990/01/31      11359.21                    11739.23
  1990/02/28      12266.81                    11890.67
  1990/03/31      12862.43                    12205.77
  1990/04/30      12919.15                    11900.63
  1990/05/31      14819.44                    13060.94
  1990/06/30      15046.35                    12972.12
  1990/07/31      14337.28                    12930.61
  1990/08/31      12096.64                    11761.68
  1990/09/30      10267.25                    11188.89
  1990/10/31       9898.54                    11140.78
  1990/11/30      10919.59                    11860.47
  1990/12/31      11628.79                    12191.38
  1991/01/31      13247.45                    12722.92
  1991/02/28      14411.75                    13632.61
  1991/03/31      15178.49                    13962.52
  1991/04/30      15263.68                    13996.03
  1991/05/31      15760.64                    14600.66
  1991/06/30      13843.80                    13931.95
  1991/07/31      14795.12                    14581.18
  1991/08/31      15405.67                    14926.75
  1991/09/30      14227.17                    14677.48
  1991/10/31      14922.91                    14874.16
  1991/11/30      14014.19                    14274.73
  1991/12/31      15732.24                    15907.76
  1992/01/31      17592.28                    15611.87
  1992/02/29      18557.80                    15814.83
  1992/03/31      17095.32                    15506.44
  1992/04/30      16768.75                    15962.33
  1992/05/31      16797.15                    16040.54
  1992/06/30      15576.05                    15801.54
  1992/07/31      16399.58                    16447.82
  1992/08/31      16569.97                    16110.64
  1992/09/30      17166.32                    16300.75
  1992/10/31      18458.40                    16357.80
  1992/11/30      19665.30                    16915.60
  1992/12/31      20048.67                    17123.66
  1993/01/31      20730.21                    17267.50
  1993/02/28      20275.85                    17502.34
  1993/03/31      20985.79                    17871.64
  1993/04/30      20615.87                    17439.14
  1993/05/31      22684.59                    17906.51
  1993/06/30      23098.33                    17958.44
  1993/07/31      23754.62                    17886.61
  1993/08/31      25794.80                    18564.51
  1993/09/30      26222.81                    18421.56
  1993/10/31      25723.47                    18802.89
  1993/11/30      25523.73                    18624.26
  1993/12/31      26480.24                    18849.62
  1994/01/31      28309.35                    19490.50
  1994/02/28      29651.83                    18962.31
  1994/03/31      29332.99                    18135.55
  1994/04/30      29249.08                    18367.69
  1994/05/31      29165.18                    18668.92
  1994/06/30      27604.56                    18211.53
  1994/07/31      28175.11                    18808.87
  1994/08/31      30927.17                    19580.03
  1994/09/30      30037.79                    19100.32
  1994/10/31      31262.79                    19530.08
  1994/11/30      30860.05                    18818.79
  1994/12/31      31027.86                    19097.87
  1995/01/31      30138.47                    19593.08
  1995/02/28      33226.15                    20356.63
  1995/03/31      36649.45                    20957.35
  1995/04/30      40743.99                    21574.54
  1995/05/31      43714.21                    22436.88
  1995/06/30      49939.92                    22958.09
  1995/07/31      57407.41                    23719.38
  1995/08/31      58162.55                    23778.91
  1995/09/30      59202.97                    24782.38
  1995/10/31      57575.22                    24693.91
  1995/11/30      56132.06                    25777.97
  1995/12/31      52427.25                    26274.46
  1996/01/31      54199.26                    27168.84
  1996/02/29      57397.04                    27420.69
  1996/03/31      54036.32                    27684.75
  1996/04/30      60207.82                    28092.83
  1996/05/31      61796.53                    28817.34
  1996/06/30      56602.69                    28927.14
  1996/07/31      53873.37                    27649.13
  1996/08/31      56480.48                    28232.26
  1996/09/30      64098.11                    29821.17
  1996/10/31      64607.31                    30643.63
  1996/11/30      74302.48                    32959.99
  1996/12/31      74302.48                    32307.05
  1997/01/31      85912.25                    34325.59
  1997/02/28      77296.58                    34594.71
  1997/03/31      71919.43                    33173.21
  1997/04/30      78621.09                    35153.65
  1997/05/31      87259.78                    37293.80
  1997/06/30      86722.66                    38964.57
  1997/07/31     101784.43                    42064.98
  1997/08/31     105633.80                    39708.50
  1997/09/30     109550.31                    41883.33
  1997/10/31      93302.40                    40484.43
  1997/11/30      92630.99                    42358.45
  1997/12/31      84496.95                    43085.75
  1998/01/31      85868.21                    43562.28
  1998/02/28      95960.67                    46703.99
  1998/03/31      93218.15                    49095.70
  1998/04/30      97606.18                    49589.60
  1998/05/31      84551.80                    48737.16
  1998/06/30      86224.74                    50716.86
  1998/07/31      89844.86                    50176.72
  1998/08/31      71936.22                    42922.17
  1998/09/30      81452.76                    45671.77
  1998/10/31      97469.05                    49386.71
  1998/11/30     110797.69                    52380.04
  1998/12/31     127691.59                    55398.18
  1999/01/31     154074.61                    57714.93
  1999/02/26     129823.00                   55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990322 112556 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $129,823 - an 1,198.23% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Texas Instruments, Inc.        9.9

Micron Technology, Inc.        9.3

Intel Corp.                    6.7

Applied Materials, Inc.        5.6

Motorola, Inc.                 4.9

KLA-Tencor Corp.               3.5

Xilinx, Inc.                   3.2

Teradyne, Inc.                 3.1

LAM Research Corp.             2.7

Cadence Design Systems, Inc.   2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999
% OF FUND'S INVESTMENTS

Electronics 55.6%
Electronic Instruments 17.8%
Computer Services
& Software 5.2%
Computers &
Office Equipment 4.0%
Industrial Machinery
& Equipment 2.8%
All Others 14.6%*

Row: 1, Col: 1, Value: 14.6
Row: 1, Col: 2, Value: 2.8
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 17.8
Row: 1, Col: 6, Value: 55.6

* INCLUDES SHORT-TERM INVESTMENTS

ELECTRONICS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Matthew Grech)

Matthew Grech,
Portfolio Manager
of Fidelity Select
Electronics Portfolio

Q. HOW DID THE FUND PERFORM, MATT?

A. For the 12 months that ended February 28, 1999, the fund returned 35.30%, outperforming the 19.74% return of the Standard & Poor's 500 Index. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 48.15% over the same 12-month time period.

Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE FOR ELECTRONICS STOCKS?

A. It was mixed. The first part of the year was a struggle because personal computer (PC) inventories were high and slow to come down in the aftermath of the Asian economic crisis and subsequent rapidly declining demand. In October, the market improved overall, following good news about the prospects for recovery in Korea and Taiwan, and, to a lesser extent, Japan. Investors saw strong PC sales through the holiday season and into January. In February, concerns re-emerged when disappointing earnings announcements, which resulted in a correction, dampened the market's euphoria. Throughout the year, investors gravitated to large-cap companies across industries, while small-cap stocks never really got off the ground. In this environment, the fund performed very strongly during the October-January recovery, as electronics stocks tended to do better relative to the rest of the technology sector, but could not keep pace with the Goldman Sachs index for the entire period, given the benchmark's exposure to Internet stocks and other strong-performing, large-cap technology issues.

Q. WHAT STRATEGY DID YOU USE TO MANAGE THE FUND IN THIS VOLATILE
ENVIRONMENT?

A. It generally was a stock picker's market, where the difference in performance was made by individual stock selection - although some industries did better than others. I beefed up on large-cap companies, which continued to maintain their edge over smaller companies during the period. Anticipating growing interest in manufacturing outsourcing, I also bought electronics contract manufacturers, more specifically telecommunications equipment manufacturers such as Solectron, Jabil and Sanmina.

Q. WHICH STOCKS PERFORMED WELL DURING THE PAST 12 MONTHS?

A. PC makers Intel, Micron Technology, Teradyne and Texas Instruments all did well as personal computer inventory wound down and demand picked up. PMC-Sierra and Vitesse sell semiconductors to communication companies, which use them in their equipment. They both performed well, enjoying strong demand for their products. Sanmina, Solectron and Jabil, all electronic contract manufacturers, benefited from the growing outsourcing trend.

Q. WHICH STOCKS DISAPPOINTED?

A. Cadence Design, a leader in its industry and whose automated electronic design product is used in the design of semiconductors, did not do as well as I hoped. Cadence should have followed the performance of semiconductor companies. Unfortunately, its recovery, along with other design automation companies, was much slower than I expected. Integrated Device Technology, a maker of standard random access memory, tried to branch out, getting into the low-end microprocessor game, and didn't reach expectations. Along with other PC makers, Hewlett-Packard suffered from high inventories during the first part of the period. Its problems in the corporate desktop market prevented the company's full participation in the industry's recovery in October, and its performance suffered. I sold both Hewlett-Packard and Integrated Device Technology from the fund's portfolio.

Q. WHAT'S YOUR OUTLOOK, MATT?

A. Although some of the valuations for larger companies have risen so high that it's hard for me to fathom a huge buying surge, I think the demand for electronic goods and Internet-related technology will enable continued growth. I'm also bullish on the business fundamentals for the networking semiconductor market. Companies such as Lucent and Nortel are just now starting to adopt outsourcing policies, which could fuel future growth in this area. Hopefully, there will be continued improvement in Asia, which could also drive demand significantly. I'll continue to search for those companies that have good business fundamentals and are selling at reasonable valuations. Certain industries are growing faster than others, but then again, there are a lot of places to invest in this sector, with plenty of opportunities to discover new and growing businesses.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 008

TRADING SYMBOL: FSELX

SIZE: as of February 28, 1999, more than $2.8 billion

MANAGER: Matthew Grech, since 1998; analyst, semiconductor equipment, electronic distribution, components, electronic design automation and electronic contract manufacturing industries, since 1996; joined Fidelity in 1996

ELECTRONICS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 89.3%

                                 SHARES          VALUE (NOTE 1)

CHEMICALS & PLASTICS - 0.0%

Atmi, Inc. (a)                    20,000         $ 455,000

COMMUNICATIONS EQUIPMENT - 2.7%

ADC Telecommunications, Inc.      300,000         12,150,000
(a)

Cisco Systems, Inc. (a)           75,000          7,335,938

Jabil Circuit, Inc. (a)           1,070,000       34,908,750

OY Nokia AB sponsored ADR         190,000         25,768,750

                                                  80,163,438

COMPUTER SERVICES & SOFTWARE
- 5.2%

America Online, Inc.              15,000          1,334,063

Aware, Inc. (a)                   240,200         8,316,925

BMC Software, Inc.                200,000         8,175,000

Cadence Design Systems, Inc.      3,187,200       76,692,000
(a)

Cambridge Technology              325,000         8,165,625
Partners, Inc. (a)

Citrix Systems, Inc. (a)          18,300          1,411,388

i2 Technologies, Inc. (a)         31,800          793,013

J.D. Edwards & Co. (a)            150,000         2,371,875

Microsoft Corp. (a)               85,000          12,760,625

PeopleSoft, Inc.                  300,000         5,662,500

Siebel Systems, Inc. (a)          630,600         27,746,400

                                                  153,429,414

COMPUTERS & OFFICE EQUIPMENT
- 4.0%

Adaptec, Inc. (a)                 700,000         13,956,250

Dell Computer Corp. (a)           200,000         16,025,000

EMC Corp. (a)                     150,450         15,402,319

Quantum Corp. (a)                 310,000         5,095,625

SCI Systems, Inc. (a)             2,150,500       66,531,094

Seagate Technology, Inc. (a)      50,000          1,446,875

                                                  118,457,163

DRUGS & PHARMACEUTICALS - 0.5%

Integrated Process Equipment      1,356,000       15,255,000
Corp. (a) (c)

ELECTRICAL EQUIPMENT - 0.3%

Research in Motion Ltd. (a)       1,000,800       8,894,230

ELECTRONIC INSTRUMENTS - 17.8%

Applied Materials, Inc. (a)       2,948,000       163,982,500

Credence Systems Corp. (a)        350,000         7,393,750

Helix Technology, Inc.            200,000         3,937,500

Keithley Instruments, Inc.        43,800          328,500

KLA-Tencor Corp. (a)              1,990,600       103,137,963

Kulicke & Soffa Industries,       150,000         3,806,250
Inc. (a)

LAM Research Corp. (a) (c)        2,703,227       79,914,148

Novellus Systems, Inc. (a)        1,202,900       71,046,281

Teradyne, Inc. (a)                1,922,600       91,563,825

                                                  525,110,717



                                 SHARES          VALUE (NOTE 1)

ELECTRONICS - 55.6%

Advanced Energy Industries,       439,000        $ 8,450,750
Inc. (a)

Altera Corp. (a)                  1,179,600       57,358,050

Analog Devices, Inc. (a)          1,880,500       47,130,031

Arm Holdings PLC sponsored        100,000         11,550,000
ADR (a)

Conexant Systems, Inc. (a)        555,000         9,435,000

Dallas Semiconductor Corp.        184,400         6,523,150

DII Group, Inc. (a)               220,000         5,142,500

Etec Systems, Inc. (a)            765,300         33,912,356

Flextronics International (a)     50,000          1,884,375

Hadco Corp. (a)                   200,000         6,375,000

Intel Corp.                       1,654,000       198,376,625

Linear Technology Corp.           1,386,020       60,725,001

LSI Logic Corp. (a)               300,000         7,781,250

Maxim Integrated Products,        1,124,700       46,885,931
Inc. (a)

Methode Electronics, Inc.         684,000         7,182,000
Class A

Microchip Technology, Inc. (a)    1,226,050       33,409,863

Micron Technology, Inc. (a)       4,766,900       274,692,613

Molex, Inc. Class A               400,000         9,400,000

Motorola, Inc.                    2,056,300       144,455,075

PCD, Inc. (a)                     200,000         2,800,000

PMC-Sierra, Inc. (a)              769,600         54,545,400

Rambus, Inc. (a)                  582,800         42,362,275

Sanmina Corp. (a)                 1,420,700       74,231,575

Solectron Corp. (a)               999,600         44,669,625

Speedfam International, Inc.      887,000         14,469,188
(a) (c)

Texas Instruments, Inc.           3,267,000       291,375,559

Vitesse Semiconductor Corp.       1,149,700       52,814,344
(a)

Xilinx, Inc. (a)                  1,339,400       93,423,150

                                                  1,641,360,686

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.8%

ASM Lithography Holding NV (a)    1,136,600       45,037,775

Asyst Technologies, Inc. (a)      430,500         9,255,750

PRI Automation, Inc.              911,600         27,348,000

                                                  81,641,525

METALS & MINING - 0.3%

Cable Design Technology Corp.     575,000         7,439,063
(a)

TELEPHONE SERVICES - 0.1%

MCI WorldCom, Inc. (a)            15,000          1,237,500

TOTAL COMMON STOCKS                               2,633,443,736
(Cost $1,943,153,648)

CASH EQUIVALENTS - 10.7%



Taxable Central Cash Fund (b)   316,780,214       316,780,214
(Cost $316,780,214)

TOTAL INVESTMENT IN                               $ 2,950,223,950
SECURITIES - 100%
(Cost $2,259,933,862)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated Company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,418,222,442 and $3,789,829,078, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $363,022 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $29,074,800. The fund received cash collateral of $30,800,000.

Transactions during the period with companies which are or were affiliates are as follows:

            PURCHASES    SALES        DIVIDEND VALUE
AFFILIATE   COST         COST         INCOME

Benchmarq Microelectronics, Inc.
            $ -          $ 1,281,788  $ -      $ -
Galileo Technology Ltd.
            6,278,291    11,105,381   -        -
Integrated Process Equipment Corp.
            3,794,538    -            -        15,255,000
LAM Research Corp.
            1,350,343    -            -        79,914,148
Speedfam International, Inc.
            1,029,375    -            -        14,469,188
3D Labs, Inc. Ltd.
            1,556,811    4,035,636    -        -
TOTALS      $ 14,009,358 $ 16,422,805 $ -      $ 109,638,336

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $2,287,309,686. Net unrealized appreciation aggregated $662,914,264, of which $741,259,879 related to appreciated investment securities and $78,345,615 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $102,009,000 all of which will expire on February 28, 2007.

ELECTRONICS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                           FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 2,950,223,950
value  (cost $2,259,933,862)
-  See accompanying schedule

Receivable for investments                    32,937,353
sold

Receivable for fund shares                    16,645,802
sold

Dividends receivable                          109,288

Interest receivable                           937,990

Redemption fees receivable                    20,215

Other receivables                             39,058

 TOTAL ASSETS                                 3,000,913,656

LIABILITIES

Payable for investments        $ 69,895,831
purchased

Payable for fund shares         11,892,574
redeemed

Accrued management fee          1,568,022

Other payables and accrued      1,209,296
expenses

Collateral on securities        30,800,000
loaned,  at value

 TOTAL LIABILITIES                            115,365,723

NET ASSETS                                   $ 2,885,547,933

Net Assets consist of:

Paid in capital                              $ 2,324,616,439

Accumulated undistributed                     (129,350,532)
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   690,282,026
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 60,950,394                   $ 2,885,547,933
shares outstanding

NET ASSET VALUE and                           $47.34
redemption price per share
($2,885,547,933 (divided by)
60,950,394 shares)

Maximum offering price per                    $48.80
share (100/97.00 of $47.34)

STATEMENT OF OPERATIONS

                              YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 2,816,769
Dividends

Interest (including income on                   9,020,936
securities loaned of
$537,775)

 TOTAL INCOME                                   11,837,705

EXPENSES

Management fee                   $ 13,375,808

Transfer agent fees               11,621,314

Accounting and security           981,827
lending fees

Non-interested trustees'          8,487
compensation

Custodian fees and expenses       93,428

Registration fees                 143,459

Audit                             75,536

Legal                             12,666

Reports to shareholders           312,570

 Total expenses before            26,625,095
reductions

 Expense reductions               (697,236)     25,927,859

NET INVESTMENT INCOME (LOSS)                    (14,090,154)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            220,511,771
(including realized loss of
$3,124,773 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (15,013)      220,496,758

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            431,156,460

 Assets and liabilities in        (5,126)       431,151,334
foreign currencies

NET GAIN (LOSS)                                 651,648,092

NET INCREASE (DECREASE) IN                     $ 637,557,938
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 7,287,169
charges paid to FDC

 Sales charges - Retained by                   $ 7,252,407
FDC

 Deferred sales charges                        $ 10,633
withheld   by FDC

 Exchange fees withheld by FSC                 $ 176,614

 Expense reductions  Directed                  $ 671,026
brokerage arrangements

  Custodian credits                             8,449

  Transfer agent credits                        17,761

                                               $ 697,236

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (14,090,154)                $ (10,090,302)
income (loss)

 Net realized gain (loss)         220,496,758                   286,758,046

 Change in net unrealized         431,151,334                   113,929,512
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       637,557,938                   390,597,256
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders

 From net realized gain           -                             (424,271,823)

 In excess of net realized        -                             (145,162,086)
gain

 TOTAL DISTRIBUTIONS              -                             (569,433,909)

Share transactions Net            1,488,308,447                 3,020,162,765
proceeds from sales of shares

 Reinvestment of distributions    -                             559,329,509

 Cost of shares redeemed          (1,912,074,698)               (2,481,381,434)

 NET INCREASE (DECREASE) IN       (423,766,251)                 1,098,110,840
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  3,006,511                     5,459,035

  TOTAL INCREASE (DECREASE)       216,798,198                   924,733,222
IN NET ASSETS

NET ASSETS

 Beginning of period              2,668,749,735                 1,744,016,513

 End of period                   $ 2,885,547,933               $ 2,668,749,735

OTHER INFORMATION
Shares

 Sold                             36,527,830                    75,772,884

 Issued in reinvestment of        -                             17,854,821
distributions

 Redeemed                         (51,847,162)                  (63,315,407)

 Net increase (decrease)          (15,319,332)                  30,312,298




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998         1997         1996 E       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 34.99      $ 37.95      $ 28.18      $ 19.80      $ 17.67
period

Income from Investment
Operations

Net investment income (loss) C    (.23)        (.17)        (.17)        (.08)        (.18)

Net realized and unrealized       12.53        7.32         9.80         13.51        2.11
gain (loss)

Total from investment             12.30        7.15         9.63         13.43        1.93
operations

Less Distributions

From net realized gain            -            (7.60)       -            (5.25)       -

In excess of net realized gain    -            (2.60)       -            -            -

Total distributions               -            (10.20)      -            (5.25)       -

Redemption fees added to paid     .05          .09          .14          .20          .20
in capital

Net asset value, end of period   $ 47.34      $ 34.99      $ 37.95      $ 28.18      $ 19.80

TOTAL RETURN A, B                 35.30%       24.15%       34.67%       72.75%       12.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,885,548  $ 2,668,750  $ 1,744,017  $ 1,133,362  $ 216,433
(000 omitted)

Ratio of expenses to average      1.18%        1.18%        1.33%        1.25%        1.72%
net assets

Ratio of expenses to average      1.15% D      1.12% D      1.29% D      1.22% D      1.71% D
net assets after expense
reductions

Ratio of net investment           (.62)%       (.42)%       (.54)%       (.28)%       (.98)%
income (loss) to average net
assets

Portfolio turnover rate           160%         435%         341%         366%         205%


A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE.
CNET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT SOFTWARE AND  COMPUTER    32.57%       198.22%       803.33%
SERVICES

SELECT SOFTWARE AND  COMPUTER    28.52%       189.20%       776.15%
SERVICES  (LOAD ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Technology                    48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT SOFTWARE AND  COMPUTER  32.57%       24.43%        24.62%
SERVICES

SELECT SOFTWARE AND  COMPUTER  28.52%       23.66%        24.24%
SERVICES  (LOAD ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Technology                  48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Software/Computer Svcs      S&P 500
             00028                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9462.77                    10233.00
  1989/04/30      10378.74                    10764.09
  1989/05/31      10754.35                    11200.04
  1989/06/30       9689.27                    11136.20
  1989/07/31       9403.29                    12141.80
  1989/08/31       9832.26                    12379.78
  1989/09/30      10029.72                    12329.02
  1989/10/31      10240.80                    12042.99
  1989/11/30      10540.40                    12288.66
  1989/12/31      10588.20                    12583.59
  1990/01/31      10211.79                    11739.23
  1990/02/28      10476.67                    11890.67
  1990/03/31      10894.90                    12205.77
  1990/04/30      10860.05                    11900.63
  1990/05/31      12226.26                    13060.94
  1990/06/30      12512.05                    12972.12
  1990/07/31      11368.89                    12930.61
  1990/08/31       9779.62                    11761.68
  1990/09/30       8657.37                    11188.89
  1990/10/31       8831.63                    11140.78
  1990/11/30       9967.82                    11860.47
  1990/12/31      10678.81                    12191.38
  1991/01/31      12247.18                    12722.92
  1991/02/28      13139.40                    13632.61
  1991/03/31      13885.24                    13962.52
  1991/04/30      13780.69                    13996.03
  1991/05/31      14031.62                    14600.66
  1991/06/30      13003.21                    13931.95
  1991/07/31      13801.99                    14581.18
  1991/08/31      14923.35                    14926.75
  1991/09/30      14431.80                    14677.48
  1991/10/31      15153.77                    14874.16
  1991/11/30      13494.77                    14274.73
  1991/12/31      15574.49                    15907.76
  1992/01/31      18074.40                    15611.87
  1992/02/29      18617.51                    15814.83
  1992/03/31      17722.98                    15506.44
  1992/04/30      17275.71                    15962.33
  1992/05/31      17547.26                    16040.54
  1992/06/30      16596.82                    15801.54
  1992/07/31      17770.90                    16447.82
  1992/08/31      16445.07                    16110.64
  1992/09/30      17635.12                    16300.75
  1992/10/31      19056.79                    16357.80
  1992/11/30      20718.07                    16915.60
  1992/12/31      21109.43                    17123.66
  1993/01/31      22195.65                    17267.50
  1993/02/28      22059.87                    17502.34
  1993/03/31      22531.10                    17871.64
  1993/04/30      22151.92                    17439.14
  1993/05/31      24650.33                    17906.51
  1993/06/30      25922.08                    17958.44
  1993/07/31      25137.38                    17886.61
  1993/08/31      26833.05                    18564.51
  1993/09/30      27374.22                    18421.56
  1993/10/31      27311.08                    18802.89
  1993/11/30      26634.62                    18624.26
  1993/12/31      28018.72                    18849.62
  1994/01/31      28995.06                    19490.50
  1994/02/28      29381.52                    18962.31
  1994/03/31      26228.78                    18135.55
  1994/04/30      26364.47                    18367.69
  1994/05/31      23725.97                    18668.92
  1994/06/30      21644.02                    18211.53
  1994/07/31      22705.61                    18808.87
  1994/08/31      25168.90                    19580.03
  1994/09/30      26312.94                    19100.32
  1994/10/31      27931.09                    19530.08
  1994/11/30      27292.08                    18818.79
  1994/12/31      28126.92                    19097.87
  1995/01/31      27663.12                    19593.08
  1995/02/28      29961.50                    20356.63
  1995/03/31      31672.41                    20957.35
  1995/04/30      32661.85                    21574.54
  1995/05/31      33548.23                    22436.88
  1995/06/30      36516.55                    22958.09
  1995/07/31      38722.18                    23719.38
  1995/08/31      38990.15                    23778.91
  1995/09/30      40597.99                    24782.38
  1995/10/31      41082.41                    24693.91
  1995/11/30      42247.06                    25777.97
  1995/12/31      41139.61                    26274.46
  1996/01/31      39561.78                    27168.84
  1996/02/29      41998.14                    27420.69
  1996/03/31      40930.78                    27684.75
  1996/04/30      45051.43                    28092.83
  1996/05/31      46622.29                    28817.34
  1996/06/30      44295.97                    28927.14
  1996/07/31      40890.44                    27649.13
  1996/08/31      41741.82                    28232.26
  1996/09/30      47197.87                    29821.17
  1996/10/31      47365.75                    30643.63
  1996/11/30      51119.04                    32959.99
  1996/12/31      50093.66                    32307.05
  1997/01/31      54114.30                    34325.59
  1997/02/28      48778.73                    34594.71
  1997/03/31      46275.31                    33173.21
  1997/04/30      48989.12                    35153.65
  1997/05/31      53137.06                    37293.80
  1997/06/30      53164.18                    38964.57
  1997/07/31      59589.42                    42064.98
  1997/08/31      59304.76                    39708.50
  1997/09/30      61161.85                    41883.33
  1997/10/31      58369.44                    40484.43
  1997/11/30      59657.20                    42358.45
  1997/12/31      57614.72                    43085.75
  1998/01/31      59197.70                    43562.28
  1998/02/28      66097.13                    46703.99
  1998/03/31      71607.71                    49095.70
  1998/04/30      70617.23                    49589.60
  1998/05/31      65099.79                    48737.16
  1998/06/30      73031.11                    50716.86
  1998/07/31      68743.10                    50176.72
  1998/08/31      56178.93                    42922.17
  1998/09/30      68548.19                    45671.77
  1998/10/31      66224.26                    49386.71
  1998/11/30      72431.38                    52380.04
  1998/12/31      83985.07                    55398.18
  1999/01/31      94191.59                    57714.93
  1999/02/26      87615.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145051 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $87,615 - a 776.15% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                                 % OF FUND'S INVESTMENTS

Microsoft Corp.                   14.5

Oracle Corp.                      13.2

Siebel Systems, Inc.              8.9

BMC Software, Inc.                6.2

Compuware Corp.                   5.9

America Online, Inc.              4.7

Yahoo!, Inc.                      3.9

Aspect Development, Inc.          2.7

Networks Associates, Inc.         2.6

Automatic Data Processing, Inc.   2.4

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Computer Services & Software 88.8%
Computers &
Office Equipment 2.7%
Communications Equipment 0.8%
Securities Industry 0.5%
Electronics 0.2%
All Others 7.0%*

Row: 1, Col: 1, Value: 7.0
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 2.7
Row: 1, Col: 6, Value: 85.8

* INCLUDES SHORT-TERM INVESTMENTS

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Porter)

John Porter,
Portfolio Manager of
Fidelity Software and
Computer Services Portfolio

Q. HOW DID THE FUND PERFORM, JOHN?

A. For the 12 months that ended February 28, 1999, the fund returned 32.57%. This topped the 19.74% return of the Standard & Poor's 500 Index over the same period. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 48.15% over the same 12-month period.

Q. WHY DID THE FUND TRAIL THE GOLDMAN SACHS INDEX?

A. It's important to understand that the fund invests primarily in software and computer services, two sub-sectors of technology that are not as cyclical as many other areas, while the broadly based Goldman Sachs Technology Index covers the entire range of technology stocks. Therefore, when there are prolonged periods of extraordinarily high returns - positive or negative - the fund will typically produce a more modest return.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. In software, there has been a tendency for one clear leader to emerge in each sub-sector over time. I tried to identify those eventual "winners" as key investments for the fund, concentrating investments in industry leaders. I also reduced the fund's exposure to areas of technology that I believed were most susceptible to Year 2000
(Y2K) problems, such as the enterprise resource planning (ERP) sector. The concern is that as we move closer to the Year 2000, companies are increasing their technology budgets to fix the Y2K problem, rather than spending on new applications that are designed to integrate and manage internal operations more efficiently. ERP companies, such as PeopleSoft and SAP, were vulnerable to this shift. Finally, I increased the fund's exposure to Internet stocks. Although selected Internet companies represented a significant percentage of the fund's portfolio as of the end of the year, I wish I had invested in them earlier.

Q. WHICH STOCKS PERFORMED WELL?

A. Microsoft, Siebel and Oracle were all standouts. Microsoft continued to demonstrate good performance, reflecting terrific demand for its Office suite of products. Microsoft's server products also continued to improve following new product releases, helping the company's revenue growth. Siebel, another strong performer, completed a very successful merger with another company and enjoyed an 80% revenue growth rate during 1998. Oracle enjoyed a strong improvement in business trends from a disappointing 1997, as demand rebounded for its database technology during 1998.

Q. WHICH STOCKS DISAPPOINTED?

A. Despite a cautious view of the ERP sector, I was not as aggressive as I could have been in reducing the fund's exposure to these companies. Examples include PeopleSoft, which had disappointing earnings in the face of declining demand for its products. I sold this stock from the fund's portfolio. J.D. Edwards, another ERP company and a leader in offerings for small and medium-sized businesses, had weaker business trends than expected, which was reflected in its poor performance. I expected ERP demand to remain stronger for small and medium-sized businesses than it actually was. Computer Associates was another disappointment. The company experienced a slowdown in revenue growth because customers, under budgetary pressures from Y2K, scaled back purchases of its products.

Q. WHAT'S YOUR OUTLOOK, JOHN?

A. The only certainty in technology is volatility. Although some areas of this sector have better potential for growth than others, there are plenty of opportunities in this sector. Over the long term, I'm confident about the prospects for both software and computer services companies. Looking forward, technology should continue to grow as a percentage of capital spending, and therefore should be an attractive area for investment. In the short term, I think the greatest uncertainty will be the potential impact of Y2K, and to what degree and when any rebound from that event will occur.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 028

TRADING SYMBOL: FSCSX

SIZE: as of February 28, 1999, more than $690 million

MANAGER: John Porter, since 1997; manager
Fidelity Select Medical Delivery Portfolio, since 1998; Fidelity Select Multimedia
Portfolio, 1996-1997; joined Fidelity in 1995

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.1%

                                 SHARES                      VALUE (NOTE 1)

COMMUNICATIONS EQUIPMENT - 0.8%

Cisco Systems, Inc. (a)           15,000                     $ 1,467,188

OY Nokia AB sponsored ADR         30,000                      4,068,750

                                                              5,535,938

COMPUTER SERVICES & SOFTWARE
- 88.8%

Affiliated Computer Services,     130,000                     6,012,500
Inc.  Class A (a)

Amazon.com, Inc. (a)              52,000                      6,662,500

America Online, Inc.              370,000                     32,906,875

Aspect Development, Inc. (a)      630,000                     19,215,000

At Home Corp. Series A (a)        55,000                      5,836,875

Automatic Data Processing,        430,000                     17,092,500
Inc.

BMC Software, Inc.                1,059,600                   43,311,150

BroadVision, Inc. (a)             75,000                      3,365,625

Cambridge Technology              30,000                      753,750
Partners, Inc. (a)

Ceridian Corp. (a)                50,000                      3,581,250

Check Point Software              75,000                      2,878,125
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          85,000                      6,555,625

Clarify, Inc. (a)                 190,000                     5,153,750

CMGI, Inc. (a)                    55,000                      6,744,375

CNET, Inc. (a)                    25,000                      2,865,625

Computer Associates               239,250                     10,048,500
International, Inc.

Computer Sciences Corp.           35,000                      2,331,875

Computron Software, Inc. (a)      111                         139

Compuware Corp. (a)               736,200                     41,181,188

Documentum, Inc. (a)              140,000                     2,992,500

eBay, Inc. (a)                    15,000                      5,010,000

Electronic Data Systems Corp.     24,100                      1,120,650

Equifax, Inc.                     130,000                     4,907,500

Excite, Inc. (a)                  20,000                      2,050,000

First Data Corp.                  340,000                     13,005,000

Fiserv, Inc. (a)                  45,000                      2,115,000

Galileo International, Inc.       30,000                      1,515,000

i2 Technologies, Inc. (a)         275,800                     6,877,763

Industri-Matematik                378,400                     1,324,400
International Corp. (a)

Informix Corp. (a)                200,000                     1,750,000

Infoseek Corp. (a)                10,000                      715,625

Inktomi Corp. (a)                 31,000                      1,925,875

J.D. Edwards & Co. (a)            475,000                     7,510,938

Keane, Inc. (a)                   60,000                      1,856,250

Mercury Interactive Corp. (a)     50,000                      3,240,625

Microsoft Corp. (a)               677,000                     101,634,621

MindSpring Enterprises, Inc.      15,000                      1,282,500
(a)

Netscape Communications Corp.     65,000                      5,033,438
(a)

Network Solutions, Inc. Class     10,000                      1,815,000
A (a)

Networks Associates, Inc. (a)     390,000                     18,330,000

New Era of Networks, Inc. (a)     90,000                      5,613,750

Oracle Corp. (a)                  1,650,600                   92,227,275

Platinum Technology, Inc. (a)     325,000                     4,306,250



                                 SHARES                      VALUE (NOTE 1)

Policy Management Systems         78,400                     $ 2,866,500
Corp. (a)

RealNetworks, Inc. (a)            25,000                      1,753,125

Sabre Group Holdings, Inc.        50,000                      1,962,500
Class A (a)

Security Dynamics                 30,000                      555,000
Technologies, Inc. (a)

Siebel Systems, Inc. (a)          1,416,125                   62,309,500

SunGard Data Systems, Inc. (a)    105,200                     4,168,550

Technology Solutions, Inc. (a)    100,000                     818,750

TSI International Software        50,000                      2,509,375
Ltd. (a)

VeriSign, Inc. (a)                100,100                     9,809,800

Vignette Corp. (a)                22,200                      1,204,350

Whittman-Hart, Inc. (a)           40,000                      1,252,500

Yahoo!, Inc. (a)                  178,000                     27,323,000

                                                              621,190,137

COMPUTERS & OFFICE EQUIPMENT
- 2.7%

Compaq Computer Corp.             10,000                      352,500

Gateway 2000, Inc. (a)            27,800                      2,020,713

International Business            15,000                      2,550,000
Machines Corp.

Sun Microsystems, Inc. (a)        140,000                     13,623,750

Tech Data Corp. (a)               34,600                      588,200

                                                              19,135,163

ELECTRONICS - 0.2%

Intel Corp.                       12,000                      1,439,250

SECURITIES INDUSTRY - 0.5%

E Trade Group, Inc. (a)           70,000                      3,220,000

SERVICES - 0.1%

Computer Horizons Corp. (a)       61,300                      915,669

TOTAL COMMON STOCKS                                           651,436,157
(Cost $428,862,544)

CASH EQUIVALENTS - 6.9%



Taxable Central Cash Fund (b)     48,513,650                  48,513,650
(Cost $48,513,650)

TOTAL INVESTMENT IN                                           $ 699,949,807
SECURITIES - 100%
(Cost $477,376,194)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $415,381,363 and $390,592,306, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,702 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $13,712,500. The fund received cash collateral of $13,320,000.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $480,173,539. Net unrealized appreciation aggregated $219,776,268, of which $245,569,259 related to appreciated investment securities and $25,792,991 related to depreciated investment securities.

The fund hereby designates approximately $18,816,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 37% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for use in preparing 1999 income tax returns.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                             FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 699,949,807
value  (cost $477,376,194) -
 See accompanying schedule

Receivable for investments                    4,435,292
sold

Receivable for fund shares                    1,927,987
sold

Dividends receivable                          19,095

Interest receivable                           271,166

Redemption fees receivable                    1,084

Other receivables                             155,673

 TOTAL ASSETS                                 706,760,104

LIABILITIES

Payable for fund shares         $ 1,873,587
redeemed

Accrued management fee           342,417

Other payables and accrued       372,100
expenses

Collateral on securities         13,320,000
loaned,  at value

 TOTAL LIABILITIES                            15,908,104

NET ASSETS                                   $ 690,852,000

Net Assets consist of:

Paid in capital                              $ 439,147,038

Accumulated undistributed net                 29,131,349
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   222,573,613
(depreciation) on investments

NET ASSETS, for 12,100,635                   $ 690,852,000
shares outstanding

NET ASSET VALUE and                           $57.09
redemption price per share
($690,852,000 (divided by)
12,100,635 shares)

Maximum offering price per                    $58.86
share (100/97.00 of $57.09)

STATEMENT OF OPERATIONS

                           YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 533,478
Dividends

Interest (including income on                  2,024,987
securities loaned of
$274,250)

 TOTAL INCOME                                  2,558,465

EXPENSES

Management fee                   $ 3,378,317

Transfer agent fees               3,206,917

Accounting and security           525,575
lending fees

Non-interested trustees'          2,274
compensation

Custodian fees and expenses       20,319

Registration fees                 77,590

Audit                             25,754

Legal                             3,206

Reports to shareholders           69,247

 Total expenses before            7,309,199
reductions

 Expense reductions               (41,513)     7,267,686

NET INVESTMENT INCOME (LOSS)                   (4,709,221)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            46,872,115

 Foreign currency transactions    (2,002)      46,870,113

Change in net unrealized                       110,443,885
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                157,313,998

NET INCREASE (DECREASE) IN                    $ 152,604,777
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,939,605
charges paid to FDC

 Sales charges - Retained by                  $ 1,925,580
FDC

 Deferred sales charges                       $ 4,793
withheld   by FDC

 Exchange fees withheld by FSC                $ 31,838

 Expense reductions  Directed                 $ 39,450
brokerage arrangements

  Custodian credits                            836

  Transfer agent credits                       1,227

                                              $ 41,513

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,709,221)                 $ (3,518,045)
income (loss)

 Net realized gain (loss)         46,870,113                    56,333,154

 Change in net unrealized         110,443,885                   76,776,311
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       152,604,777                   129,591,420
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (15,509,477)                  (67,010,560)
from net realized gains

Share transactions Net            512,689,909                   284,940,442
proceeds from sales of shares

 Reinvestment of distributions    15,022,690                    66,130,192

 Cost of shares redeemed          (478,286,707)                 (300,538,798)

 NET INCREASE (DECREASE) IN       49,425,892                    50,531,836
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  963,911                       555,345

  TOTAL INCREASE (DECREASE)       187,485,103                   113,668,041
IN NET ASSETS

NET ASSETS

 Beginning of period              503,366,897                   389,698,856

 End of period                    690,852,000                   503,366,897

OTHER INFORMATION
Shares

 Sold                             10,599,999                    6,972,295

 Issued in reinvestment of        314,660                       1,737,307
distributions

 Redeemed                         (10,186,951)                  (7,436,837)

 Net increase (decrease)          727,708                       1,272,765




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.26    $ 38.58    $ 36.20    $ 29.07    $ 28.89
period

Income from Investment
Operations

Net investment income (loss) C    (.39)      (.33)      (.25)      (.19)      (.26)

Net realized and unrealized       14.46      12.57      5.87       11.85      .67
gain (loss)

Total from investment             14.07      12.24      5.62       11.66      .41
operations

Less Distributions

From net realized gain            (1.32)     (6.61)     (3.31)     (4.60)     (.33)

Redemption fees added to paid     .08        .05        .07        .07        .10
in capital

Net asset value, end of period   $ 57.09    $ 44.26    $ 38.58    $ 36.20    $ 29.07

TOTAL RETURN A, B                 32.57%     35.50%     16.14%     40.17%     1.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 690,852  $ 503,367  $ 389,699  $ 337,633  $ 236,445
(000 omitted)

Ratio of expenses to average      1.28%      1.44%      1.54%      1.48%      1.52%
net assets

Ratio of expenses to average      1.27% D    1.42% D    1.51% D    1.47% D    1.50% D
net assets after expense
reductions

Ratio of net investment           (.82)%     (.81)%     (.66)%     (.54)%     (1.01)%
income (loss) to average net
assets

Portfolio turnover rate           72%        145%       279%       183%       164%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.


TECHNOLOGY PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TECHNOLOGY                55.66%       245.32%       919.90%

SELECT TECHNOLOGY (LOAD ADJ.)    50.91%       234.89%       889.23%

S&P 500                          19.74%       194.91%       459.21%

GS Technology                    48.15%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TECHNOLOGY               55.66%       28.13%        26.14%

SELECT TECHNOLOGY  (LOAD ADJ.)  50.91%       27.34%        25.76%

S&P 500                         19.74%       24.15%        18.78%

GS Technology                   48.15%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Technology                  S&P 500
             00064                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9522.12                    10233.00
  1989/04/30      10211.40                    10764.09
  1989/05/31      11045.21                    11200.04
  1989/06/30      10066.88                    11136.20
  1989/07/31      10244.76                    12141.80
  1989/08/31      10467.11                    12379.78
  1989/09/30      10717.25                    12329.02
  1989/10/31      10639.43                    12042.99
  1989/11/30      10667.22                    12288.66
  1989/12/31      10795.07                    12583.59
  1990/01/31      10572.72                    11739.23
  1990/02/28      11167.51                    11890.67
  1990/03/31      11690.03                    12205.77
  1990/04/30      11161.95                    11900.63
  1990/05/31      12601.66                    13060.94
  1990/06/30      12712.84                    12972.12
  1990/07/31      12034.67                    12930.61
  1990/08/31      10394.84                    11761.68
  1990/09/30       9511.00                    11188.89
  1990/10/31       9783.38                    11140.78
  1990/11/30      11250.89                    11860.47
  1990/12/31      11929.05                    12191.38
  1991/01/31      13941.32                    12722.92
  1991/02/28      14647.28                    13632.61
  1991/03/31      15820.17                    13962.52
  1991/04/30      15041.95                    13996.03
  1991/05/31      15875.76                    14600.66
  1991/06/30      14335.63                    13931.95
  1991/07/31      15922.89                    14581.18
  1991/08/31      16705.34                    14926.75
  1991/09/30      16789.17                    14677.48
  1991/10/31      17241.88                    14874.16
  1991/11/30      16677.39                    14274.73
  1991/12/31      18963.78                    15907.76
  1992/01/31      19684.99                    15611.87
  1992/02/29      19992.48                    15814.83
  1992/03/31      18404.71                    15506.44
  1992/04/30      18136.35                    15962.33
  1992/05/31      18315.26                    16040.54
  1992/06/30      17005.88                    15801.54
  1992/07/31      17872.34                    16447.82
  1992/08/31      16957.07                    16110.64
  1992/09/30      17786.92                    16300.75
  1992/10/31      18836.44                    16357.80
  1992/11/30      20361.90                    16915.60
  1992/12/31      20618.18                    17123.66
  1993/01/31      21246.67                    17267.50
  1993/02/28      21124.64                    17502.34
  1993/03/31      21399.22                    17871.64
  1993/04/30      21337.86                    17439.14
  1993/05/31      23490.54                    17906.51
  1993/06/30      24637.74                    17958.44
  1993/07/31      23983.16                    17886.61
  1993/08/31      25265.33                    18564.51
  1993/09/30      25656.72                    18421.56
  1993/10/31      25150.61                    18802.89
  1993/11/30      24907.67                    18624.26
  1993/12/31      26525.31                    18849.62
  1994/01/31      27860.82                    19490.50
  1994/02/28      28648.43                    18962.31
  1994/03/31      27682.75                    18135.55
  1994/04/30      27125.19                    18367.69
  1994/05/31      27167.95                    18668.92
  1994/06/30      24865.95                    18211.53
  1994/07/31      25828.09                    18808.87
  1994/08/31      28550.58                    19580.03
  1994/09/30      28408.04                    19100.32
  1994/10/31      29469.96                    19530.08
  1994/11/30      29063.72                    18818.79
  1994/12/31      29477.09                    19097.87
  1995/01/31      28329.65                    19593.08
  1995/02/28      29968.85                    20356.63
  1995/03/31      31793.35                    20957.35
  1995/04/30      34189.65                    21574.54
  1995/05/31      35512.26                    22436.88
  1995/06/30      38811.46                    22958.09
  1995/07/31      42735.22                    23719.38
  1995/08/31      44057.84                    23778.91
  1995/09/30      46085.85                    24782.38
  1995/10/31      45395.15                    24693.91
  1995/11/30      45160.02                    25777.97
  1995/12/31      42390.07                    26274.46
  1996/01/31      42819.67                    27168.84
  1996/02/29      45165.96                    27420.69
  1996/03/31      41671.32                    27684.75
  1996/04/30      45259.93                    28092.83
  1996/05/31      46487.45                    28817.34
  1996/06/30      43180.64                    28927.14
  1996/07/31      38571.14                    27649.13
  1996/08/31      40065.89                    28232.26
  1996/09/30      45201.47                    29821.17
  1996/10/31      44875.80                    30643.63
  1996/11/30      50412.21                    32959.99
  1996/12/31      49095.41                    32307.05
  1997/01/31      54906.09                    34325.59
  1997/02/28      50876.53                    34594.71
  1997/03/31      47508.27                    33173.21
  1997/04/30      50277.51                    35153.65
  1997/05/31      55621.65                    37293.80
  1997/06/30      56645.86                    38964.57
  1997/07/31      63135.89                    42064.98
  1997/08/31      64900.37                    39708.50
  1997/09/30      67516.67                    41883.33
  1997/10/31      57933.72                    40484.43
  1997/11/30      56919.66                    42358.45
  1997/12/31      54166.22                    43085.75
  1998/01/31      57108.99                    43562.28
  1998/02/28      63556.78                    46703.99
  1998/03/31      63784.07                    49095.70
  1998/04/30      66391.89                    49589.60
  1998/05/31      61403.53                    48737.16
  1998/06/30      66511.52                    50716.86
  1998/07/31      66690.96                    50176.72
  1998/08/31      55027.52                    42922.17
  1998/09/30      64633.41                    45671.77
  1998/10/31      69801.21                    49386.71
  1998/11/30      80806.71                    52380.04
  1998/12/31      94336.30                    55398.18
  1999/01/31     110677.08                    57714.93
  1999/02/26      98923.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990310 115456 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $98,923 - an 889.23% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

OY Nokia AB sponsored ADR      8.5

Motorola, Inc.                 6.3

Cisco Systems, Inc.            5.0

Microsoft Corp.                4.1

Texas Instruments, Inc.        3.9

ADC Telecommunications, Inc.   3.9

eBay, Inc.                     3.7

Flextronics International      2.9

Xilinx, Inc.                   2.8

America Online, Inc.           2.6

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Electronics 22.7%
Communications Equipment 22.7%
Computer Services
& Software 18.5%
Computers & Office
Equipment 9.4%
Electronic Instruments 4.7%
All Others 22.0%*

Row: 1, Col: 1, Value: 22.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 18.5
Row: 1, Col: 5, Value: 22.7
Row: 1, Col: 6, Value: 22.7

* INCLUDES SHORT-TERM INVESTMENTS

TECHNOLOGY PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager
of Fidelity Select
Technology Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Very well. For the 12 months that ended February 28, 1999, the fund returned 55.66%, while the Standard & Poor's 500 Index returned
19.74%. During the same period, the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 48.15%.

Q. WHAT FACTORS HELPED THE FUND OUTPACE THE RETURNS OF BOTH BENCHMARKS OVER THE PAST 12 MONTHS?

A. The incredible rebound of technology stocks over the last four months of the period helped the fund generate robust returns. Technology stocks hit a low point in early October when fears about an economic slowdown peaked following financial turmoil in both Russia and Asia. However, when it became evident that the situation in Asia was not getting worse and, more importantly, that U.S. economic growth was accelerating, investors returned to technology stocks with a vengeance. Specifically, the fund outperformed the Goldman Sachs Technology Index because of my focus on large-capitalization stocks. I continued to believe that investors would pay a premium for stocks that weren't at risk of reporting disappointing earnings numbers - and these were mostly larger-cap stocks. On top of that, I focused on Internet stocks - the sector that has enjoyed the most dramatic growth.

Q. WHICH INDIVIDUAL HOLDINGS PERFORMED PARTICULARLY WELL?

A. eBay, an online interactive auction site that debuted on Wall Street with its successful initial public offering in September, generated one of the biggest returns during the period. Another strong performer was Cisco Systems, a maker of networking equipment for the Internet. Looking to other areas, I anticipated a recovery of the semiconductor market after a long period of excess supply. As a result, I bought several semiconductor capital equipment stocks, such as Applied Materials, ASM Lithography and Texas Instruments - all of which did very well. I also tried to capitalize on the rapid growth of the wireless communications sector by investing in Motorola. Wireless phones, which are quickly becoming mass-market items as service prices fall, have huge growth potential in developing economies that have no access to wire-line phones. In addition, Motorola's management team has implemented a restructuring plan that is focused on cutting costs and improving returns.

Q. WHAT OTHER FACTORS HELPED PERFORMANCE?

A. I reduced the fund's weighting in personal computer (PC) manufacturers in late 1998. This helped the fund because several PC makers reported disappointing earnings in the latest quarter as a result of slowing demand growth, and their stocks were punished.

Q. ARE YOU CONCERNED ABOUT THE INCREDIBLE RUN-UP IN INTERNET STOCKS?

A. Sure. After all, we've seen several years of appreciation all in a few months. For instance, from early October through early January, many Internet stocks appreciated as much as 400% to 500%. I'm always concerned that there may be a correction after that kind of run-up. As a result, I reduced the weighting of some of the Internet stocks that enjoyed the most dramatic gains during the period, such as Yahoo! and America Online. However, I continued to make investments directly in Internet companies or indirectly through the service providers because I believe in the long-term growth prospects of the sector.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. One big void was that the fund did not own any Sun Microsystems. This stock generated huge returns during the period. I did not realize the company's Internet tie-in quickly enough. Sun Microsystems makes high-end servers that are now being used by Internet sites to store data.

Q. WHAT'S YOUR OUTLOOK?

A. I continue to be bullish about technology, especially because - with the Internet - we're only in the second inning. We have barely captured 10% of the potential subscriber base and we've only scratched the surface as far as ways to make money through this medium. I will continue to look for the most aggressive ways to capitalize on the future growth of the Internet. However, I am more concerned about valuations than I was six months ago, so I plan to concentrate on stocks that I believe can deliver strong earnings. In addition, I'm somewhat more cautious about the semiconductor sector because of the recent slowdown in PC demand growth, as well as the huge run-ups we've seen in those stocks over the past few months.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 064

TRADING SYMBOL: FSPTX

SIZE: as of February 28, 1999, more than $1.3 billion

MANAGER: Andrew Kaplan, since 1998; manager,
Fidelity Select Developing Communications
Portfolio, since 1998; Fidelity Select Electronics
Portfolio, 1996-1998; joined Fidelity in 1995

TECHNOLOGY PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 85.6%

                                 SHARES                         VALUE (NOTE 1)

ADVERTISING - 0.0%

VerticalNet, Inc. (a)             400                           $ 16,500

BROADCASTING - 1.0%

Comcast Corp. Class A             100,000                        7,093,750
(special)

Cox Communications, Inc.          100,000                        7,075,000
Class A (a)

                                                                 14,168,750

COMMUNICATIONS EQUIPMENT -
22.7%

ADC Telecommunications, Inc.      1,300,000                      52,650,000
(a)

Ascend Communications, Inc.       236,700                        18,211,106
(a)

Cisco Systems, Inc. (a)           705,225                        68,979,820

Jabil Circuit, Inc. (a)           400,000                        13,050,000

Level One Communications,         259,400                        8,689,900
Inc. (a)

Lucent Technologies, Inc.         141,100                        14,330,469

OY Nokia AB sponsored ADR         861,000                        116,773,121

P-Com, Inc. (a)                   1,000,000                      6,343,750

Premisys Communications, Inc.     374,700                        3,091,275
(a)

Tekelec (a)                       722,200                        8,756,675

                                                                 310,876,116

COMPUTER SERVICES & SOFTWARE
- 18.5%

Amazon.com, Inc. (a)              65,000                         8,328,125

America Online, Inc.              396,800                        35,290,400

Aware, Inc. (a)                   300,000                        10,387,500

BMC Software, Inc.                250,000                        10,218,750

Bottomline Technologies, Inc.     600                            12,600
(a)

broadcast.com, Inc. (a)           200                            16,763

Cadence Design Systems, Inc.      450,700                        10,844,969
(a)

Cambridge Technology              200,000                        5,025,000
Partners, Inc. (a)

Catapult Communications Corp.     300                            3,019
(a)

Citrix Systems, Inc. (a)          111,800                        8,622,575

Concur Technologies, Inc. (a)     700                            21,700

eBay, Inc. (a)                    150,000                        50,100,000

Electronic Data Systems Corp.     100,000                        4,650,000

GeoCities (a)                     400                            39,100

Healtheon Corp. (a)               2,900                          78,300

i2 Technologies, Inc. (a)         3,600                          89,775

Intraware, Inc.                   1,000                          18,875

Lycos, Inc. (a)                   75,000                         6,571,875

Microsoft Corp. (a)               378,540                        56,828,318

Modem Media . Poppe Tyson,        200                            5,375
Inc. (a)

Momentum Business                 4,000                          34,500
Applications Inc (a)

ONYX Software Corp. (a)           500                            9,281

Oracle Corp. (a)                  250,000                        13,968,750

pcOrder.com, Inc. (a)             500                            23,563

Perot Systems Corp. (a)           300                            13,031

Prodigy Communications Corp.      1,500                          58,313
(a)

SERENA Software, Inc. (a)         600                            7,875

Siebel Systems, Inc. (a)          150,000                        6,600,000

Symantec Corp. (a)                194,300                        3,509,544

Vignette Corp. (a)                300                            16,275



                                 SHARES                         VALUE (NOTE 1)

WebTrends Corp. (a)               400                           $ 10,050

Yahoo!, Inc. (a)                  143,000                        21,950,500

                                                                 253,354,701

COMPUTERS & OFFICE EQUIPMENT
- 9.4%

Adaptec, Inc. (a)                 300,000                        5,981,250

Dell Computer Corp. (a)           72,500                         5,809,063

EMC Corp. (a)                     304,000                        31,122,000

Hewlett-Packard Co.               350,000                        23,253,125

International Business            36,700                         6,239,000
Machines Corp.

Lexmark International Group,      200,000                        20,637,500
Inc.  Class A (a)

Maxtor Corp. (a)                  204,200                        1,684,650

Network Appliance, Inc. (a)       300,000                        12,600,000

SanDisk Corp. (a)                 446,100                        12,490,800

SCI Systems, Inc. (a)             281,700                        8,715,094

                                                                 128,532,482

DEFENSE ELECTRONICS - 0.6%

Alpha Industries, Inc. (a)        162,050                        3,301,769

REMEC, Inc. (a)                   300,000                        5,156,250

                                                                 8,458,019

DRUGS & PHARMACEUTICALS - 0.0%

Albany Molecular Research,        400                            8,000
Inc. (a)

EDUCATIONAL SERVICES - 0.0%

Corinthian Colleges, Inc. (a)     6,800                          152,150

ELECTRICAL EQUIPMENT - 2.3%

Adtran, Inc. (a)                  410,000                        8,405,000

General Instrument Corp. (a)      197,400                        5,773,950

Philips Electronics NV (NY        250,000                        17,406,250
shares)

                                                                 31,585,200

ELECTRONIC INSTRUMENTS - 4.7%

Aeroflex, Inc. (a)                300,000                        4,031,250

Applied Materials, Inc. (a)       450,000                        25,031,250

JDS Fitel, Inc. (a)               200,000                        8,555,511

KLA-Tencor Corp. (a)              130,300                        6,751,169

Kulicke & Soffa Industries,       265,000                        6,724,375
Inc. (a)

Novellus Systems, Inc. (a)        6,200                          366,188

Smart Modular Technologies,       350,000                        5,621,875
Inc. (a)

Teradyne, Inc. (a)                139,000                        6,619,875

                                                                 63,701,493

ELECTRONICS - 22.7%

Altera Corp. (a)                  126,800                        6,165,650

DII Group, Inc. (a)               400,000                        9,350,000

Flextronics International (a)     1,042,800                      39,300,525

Galileo Technology Ltd. (a)       200,000                        4,100,000

Intel Corp.                       154,800                        18,566,325

Micron Technology, Inc. (a)       587,700                        33,866,213

Motorola, Inc.                    1,225,000                      86,056,250

PMC-Sierra, Inc. (a)              5,000                          354,375

Rambus, Inc. (a)                  245,600                        17,852,050

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

ELECTRONICS - CONTINUED

Solectron Corp. (a)               82,000                        $ 3,664,375

Texas Instruments, Inc.           600,000                        53,512,500

Xilinx, Inc. (a)                  550,000                        38,362,500

                                                                 311,150,763

ENTERTAINMENT - 0.2%

Ticketmaster Online               71,200                         2,572,100
CitySearch, Inc. (a)

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.0%

ASM Lithography Holding N V       800,000                        31,700,000
(a)

PRI Automation, Inc.              300,000                        9,000,000

                                                                 40,700,000

SECURITIES INDUSTRY - 0.5%

E Trade Group, Inc. (a)           150,000                        6,900,000

SERVICES - 0.0%

Corporate Executive Board Co.     900                            22,050
(a)

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       700                            28,350
Inc. (a)

TOTAL COMMON STOCKS                                              1,172,226,674
(Cost $968,831,151)

CASH EQUIVALENTS - 14.4%



Taxable Central Cash Fund (b)     197,935,034                    197,935,034
(Cost $197,935,034)

TOTAL INVESTMENT IN                                              $ 1,370,161,708
SECURITIES - 100%
(Cost $1,166,766,185)


LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,662,982,813 and $2,417,743,979, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $323,190 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $54,358,127. The fund received cash collateral of $52,357,000.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $35,121,000 and $26,026,833, respectively. The weighted average interest rate was 5.28%. Interest earned from the interfund lending program amounted to $22,897 and is included in interest income on the Statement of Operations.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    84.1%

Finland                     8.5

Netherlands                 3.6

Singapore                   2.9

Others (individually less     0.9
than 1%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $1,178,964,874. Net unrealized appreciation aggregated $191,196,834, of which $239,560,713 related to appreciated investment securities and $48,363,879 related to depreciated investment securities.

The fund hereby designates approximately $2,157,000 as a capital gain dividend for the purpose of the dividend paid deduction.

TECHNOLOGY PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                              FEBRUARY 28, 1999

ASSETS

Investment in securities, at                  $ 1,370,161,708
value  (cost $1,166,766,185)
-  See accompanying schedule

Cash                                           155,383

Receivable for investments                     138,535,148
sold

Receivable for fund shares                     10,739,703
sold

Dividends receivable                           40,910

Interest receivable                            672,196

Redemption fees receivable                     9,311

Other receivables                              290,210

 TOTAL ASSETS                                  1,520,604,569

LIABILITIES

Payable for investments         $ 94,033,397
purchased

Payable for fund shares          5,789,219
redeemed

Accrued management fee           686,134

Other payables and accrued       591,308
expenses

Collateral on securities         52,357,000
loaned,  at value

 TOTAL LIABILITIES                             153,457,058

NET ASSETS                                    $ 1,367,147,511

Net Assets consist of:

Paid in capital                               $ 1,006,589,737

Accumulated undistributed                      157,162,251
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    203,395,523
(depreciation) on investments

NET ASSETS, for 16,531,732                    $ 1,367,147,511
shares outstanding

NET ASSET VALUE and                            $82.70
redemption price per share
($1,367,147,511 (divided by)
16,531,732 shares)

Maximum offering price per                     $85.26
share (100/97.00 of $82.70)

STATEMENT OF OPERATIONS

                               YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 1,000,332
Dividends

Interest (including income on                   3,971,800
securities loaned of
$474,304)

 TOTAL INCOME                                   4,972,132

EXPENSES

Management fee                   $ 4,515,599

Transfer agent fees               3,907,220

Accounting and security           633,939
lending fees

Non-interested trustees'          3,322
compensation

Custodian fees and expenses       46,862

Registration fees                 179,099

Audit                             35,290

Legal                             4,915

Reports to shareholders           81,822

 Total expenses before            9,408,068
reductions

 Expense reductions               (338,456)     9,069,612

NET INVESTMENT INCOME (LOSS)                    (4,097,480)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            215,507,098

 Foreign currency transactions    (21,197)      215,485,901

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            122,793,314

 Assets and liabilities in        289           122,793,603
foreign currencies

NET GAIN (LOSS)                                 338,279,504

NET INCREASE (DECREASE) IN                     $ 334,182,024
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 5,573,254
charges paid to FDC

 Sales charges - Retained by                   $ 5,562,533
FDC

 Deferred sales charges                        $ 32,321
withheld   by FDC

 Exchange fees withheld by FSC                 $ 46,395

 Expense reductions  Directed                  $ 331,286
brokerage arrangements

  Custodian credits                             5,356

  Transfer agent credits                        1,814

                                               $ 338,456

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (4,097,480)                 $ (2,470,345)
income (loss)

 Net realized gain (loss)         215,485,901                   56,871,240

 Change in net unrealized         122,793,603                   69,437,348
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       334,182,024                   123,838,243
NET ASSETS RESULTING FROM
OPERATIONS

Distribution to shareholders      -                             (112,130,367)
From net realized gain

 In excess of net realized        -                             (29,870,994)
gain

 TOTAL DISTRIBUTIONS              -                             (142,001,361)

Share transactions Net            1,006,339,152                 519,887,482
proceeds from sales of shares

 Reinvestment of distributions    -                             139,074,837

 Cost of shares redeemed          (666,801,634)                 (428,139,579)

 NET INCREASE (DECREASE) IN       339,537,518                   230,822,740
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,503,543                     820,601

  TOTAL INCREASE (DECREASE)       675,223,085                   213,480,223
IN NET ASSETS

NET ASSETS

 Beginning of period              691,924,426                   478,444,203

 End of period                   $ 1,367,147,511               $ 691,924,426

OTHER INFORMATION
Shares

 Sold                             14,223,107                    9,533,953

 Issued in reinvestment of        -                             2,923,252
distributions

 Redeemed                         (10,714,156)                  (7,726,118)

 Net increase (decrease)          3,508,951                     4,731,087




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.13      $ 57.70    $ 54.67    $ 42.05    $ 41.83
period

Income from Investment
Operations

Net investment income (loss) C    (.34)        (.25)      (.39)      (.28)      (.39)

Net realized and unrealized       29.79        11.29      6.95       20.83      1.95
gain (loss)

Total from investment             29.45        11.04      6.56       20.55      1.56
operations

Less Distributions

From net realized gain            -            (12.39)    (3.68)     (8.05)     (1.50)

In excess of net realized gain    -            (3.30)     -          -          -

Total distributions               -            (15.69)    (3.68)     (8.05)     (1.50)

Redemption fees added to paid     .12          .08        .15        .12        .16
in capital

Net asset value, end of period   $ 82.70      $ 53.13    $ 57.70    $ 54.67    $ 42.05

TOTAL RETURN A, B                 55.66%       24.92%     12.64%     50.71%     4.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,367,148  $ 691,924  $ 478,444  $ 483,026  $ 229,761
(000 omitted)

Ratio of expenses to average      1.24%        1.38%      1.49%      1.40%      1.57%
net assets

Ratio of expenses to average      1.20% D      1.30% D    1.44% D    1.39% D    1.56% D
net assets after expense
reductions

Ratio of net investment           (.54)%       (.45)%     (.72)%     (.52)%     (.98)%
income (loss) to average net
assets

Portfolio turnover rate           339%         556%       549%       112%       102%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE .
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E FOR
THE YEAR ENDED FEBRUARY 29.



NATURAL GAS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT NATURAL GAS                -19.17%      19.27%        14.70%

SELECT NATURAL GAS (LOAD ADJ.)    -21.66%      15.62%        11.19%

S&P 500                           19.74%       194.91%       218.30%

GS Utilities                      30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SELECT NATURAL GAS               -19.17%      3.59%         2.37%

SELECT NATURAL GAS  (LOAD ADJ.)  -21.66%      2.95%         1.83%

S&P 500                          19.74%       24.15%        21.84%

GS Utilities                     30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Natural Gas                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/28      13763.83                    26583.41
  1998/03/31      14430.16                    27944.75
  1998/04/30      14825.79                    28225.87
  1998/05/31      14003.29                    27740.67
  1998/06/30      13930.41                    28867.50
  1998/07/31      12743.51                    28560.06
  1998/08/31      10432.19                    24430.84
  1998/09/30      12691.46                    25995.88
  1998/10/31      12951.74                    28110.39
  1998/11/30      12066.77                    29814.16
  1998/12/31      12102.93                    31532.05
  1999/01/31      11251.94                    32850.72
  1999/02/26      11119.00                    31829.72
IMATRL PRASUN   SHR__CHT 19990228 19990309 145029 R00000000000074

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $11,119 - an 11.19% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,830 - a 218.30% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                              % OF FUND'S INVESTMENTS

Enron Corp.                    8.8

Coastal Corp. (The)            6.0

Vastar Resources, Inc.         5.3

Williams Companies, Inc.       5.3

BP Amoco PLC sponsored ADR     5.1

Anadarko Petroleum Corp.       4.5

Consolidated Natural Gas Co.   3.3

Columbia Gas System, Inc.      2.8

Enbridge, Inc.                 2.7

El Paso Energy Corp.           2.5

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Oil & Gas 52.9%
Gas 31.5%
Energy Services 6.0%
Electric Utility 4.7%
All Others 4.9%*

Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 6.0
Row: 1, Col: 4, Value: 31.5
Row: 1, Col: 5, Value: 52.9

* INCLUDES SHORT-TERM INVESTMENTS

NATURAL GAS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Victor Thay)

Victor Thay,
Portfolio Manager
of Fidelity Select
Natural Gas Portfolio

Q. HOW DID THE FUND PERFORM, VICTOR?

A. It was a disappointing period. For the 12 months that ended February 28, 1999, the fund had a total return of -19.17%, compared to a gain of 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - turned in a stellar return of 30.02%.

Q. WHY WAS THE FUND'S RETURN SO FAR BEHIND THOSE OF ITS BENCHMARKS?

A. Natural gas prices, on which the fund's performance depends to a great extent, trended mainly downward during the period. Oil prices, which also influence many of the fund's holdings, were even weaker than gas prices. On the other hand, a number of other stock sectors performed well except for a few months in the late summer and early fall of 1998, accounting for the strong showing of the broadly based S&P 500. The Goldman Sachs index contains a number of holdings that are incompatible with the fund's primary focus on natural gas, including significant positions in telecommunications, electric utilities - even the Internet. In particular, the Goldman Sachs index benefited from a large position in America Online, one of the strongest stocks in a surging Internet group. Consequently, the fund came up short against both of its benchmarks.

Q. WHY WERE OIL AND NATURAL GAS PRICES SO WEAK?

A. Poor global demand, especially from Southeast Asia, was one problem affecting oil prices, as was the inability of the Organization of Petroleum Exporting Countries (OPEC) to sufficiently restrict the production of its member countries. On the natural gas side, the main problem was uncooperative weather. The winter of 1997-98 was the second-warmest winter on record, and so far the winter of 1998-99 has been even warmer. Furthermore, low oil prices caused some users to substitute oil for natural gas, thereby reducing demand for gas.

Q. WHAT WAS YOUR STRATEGY DURING THE PERIOD?

A. The fund's primary emphasis was on the stocks of exploration and production (E&P) companies with solid balance sheets and the capability to add meaningfully to reserves at a relatively low cost. In the fall, I reduced the fund's E&P holdings slightly and increased exposure to gas utilities and integrated pipeline companies to take advantage of falling interest rates. In the fourth quarter of 1998, I built up positions in drilling and energy service companies. My rationale was that we had probably seen the worst of the oil and gas price declines for this cycle, and these companies were well positioned to benefit from a recovery in commodity prices.

Q. WHAT STOCKS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?

A. Enron, the fund's largest holding at the end of the period, was one stock that helped performance. This diversified energy company benefited from strong growth in its wholesale trading operations and increased visibility in its retail energy services division.
Consolidated Natural Gas saw its stock price firm amid takeover speculation.

Q. WHAT ABOUT DISAPPOINTING HOLDINGS?

A. Plains Resources, an oil-oriented E&P company, experienced weakness in its stock price mainly because of declining oil prices. Ocean Energy - no longer one of the fund's holdings - is another oil-based E&P company whose balance sheet deteriorated over the period when the company spent considerable sums on exploration but came up with no significant finds. Burlington Resources, primarily a gas E&P company, weakened when it failed to meet production expectations, and the cost savings from a recent merger took longer than expected to materialize.

Q. WHAT'S YOUR OUTLOOK, VICTOR?

A. After considerable declines, both oil and gas prices are low enough to force cutbacks in production, which should be supportive of higher prices in the long run. Moreover, OPEC has scheduled a meeting for March 23 to debate further cuts in oil production. There will probably be adequate natural gas supplies for the first half of 1999, but supplies may shrink later in the year, lending support to that market. Furthermore, two recent high-profile unions - Dominion Resources bought Consolidated Natural Gas and Sempra Energy purchased K N Energy
- may stimulate further consolidation in the natural gas industry, which could be a positive influence on stock prices. Therefore, while I am cautious about the near-term prospects for natural gas stocks, I am optimistic about the longer-term outlook.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: April 21, 1993

FUND NUMBER: 513

TRADING SYMBOL: FSNGX

SIZE: as of February 28, 1999, more than $36 million

MANAGER: Victor Thay, since 1997; manager,
Fidelity Select Home Finance Portfolio,
since March 1999; analyst, U.S. and
Canadian exploration and production industry,
1996-present; Canadian equities,
1995-1996; joined Fidelity in 1995

NATURAL GAS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 95.1%

                                SHARES                    VALUE (NOTE 1)

ELECTRIC UTILITY - 4.7%

AES Corp. (a)                    15,300                   $ 568,969

CMS Energy Corp.                 9,200                     380,650

PG&E Corp.                       24,800                    781,200

                                                           1,730,819

ENERGY SERVICES - 6.0%

BJ Services Co. (a)              14,600                    205,313

ENSCO International, Inc.        45,700                    405,588

Halliburton Co.                  10,700                    302,275

Noble Drilling Corp. (a)         24,400                    301,950

Pool Energy Services Co. (a)     34,100                    346,328

Santa Fe International Corp.     21,800                    291,575

Schlumberger Ltd.                7,600                     369,075

                                                           2,222,104

GAS - 31.5%

Atmos Energy Corp.               19,700                    472,800

Cascade Natural Gas Corp.        25,400                    401,638

Columbia Gas System, Inc.        20,800                    1,050,400

Consolidated Natural Gas Co.     22,250                    1,222,359

Dynegy, Inc.                     36,600                    439,200

El Paso Energy Corp.             24,950                    909,116

Enron Corp.                      49,800                    3,236,997

Equitable Resources, Inc.        8,600                     222,525

K N Energy, Inc.                 15,600                    326,625

Midcoast Energy Resources,       3,710                     82,548
Inc.

National Fuel Gas Co.            6,300                     253,969

New Jersey Resources Corp.       5,700                     199,144

Northwest Natural Gas Co.        14,400                    352,350

ONEOK, Inc.                      9,800                     263,988

SEMCO Energy, Inc.               12,400                    195,300

Transcanada Pipelines Ltd.       3,296                     45,250

Williams Companies, Inc.         52,460                    1,941,020

                                                           11,615,229

OIL & GAS - 52.9%

Anadarko Petroleum Corp.         59,950                    1,648,625

Apache Corp.                     33,225                    662,423

BP Amoco PLC sponsored ADR       22,319                    1,897,115

Burlington Resources, Inc.       24,672                    798,756

Canadian Natural Resources       47,100                    651,303
Ltd. (a)

Coastal Corp. (The)              69,170                    2,213,440

Enbridge, Inc.                   21,500                    1,012,402

Enron Oil & Gas Co.              28,200                    465,300

Newfield Exploration Co. (a)     29,800                    484,250

Noble Affiliates, Inc.           29,000                    656,125

Nuevo Energy Co. (a)             12,500                    87,500

Oryx Energy Co. (a)              12,500                    129,688

Paramount Resources Ltd.         54,700                    466,173

Penn West Petroleum Ltd. (a)     75,600                    749,582

Plains Resources, Inc. (a)       84,400                    780,700

Renaissance Energy Ltd. (a)      60,500                    533,658

Rio Alto Exploration Ltd. (a)    85,800                    759,670



                                SHARES                    VALUE (NOTE 1)

Santa Fe Energy Resources,       89,300                   $ 468,825
Inc. (a)

Seagull Energy Corp. (a)         92,700                    440,325

Stone Energy Corp. (a)           21,500                    520,031

Suncor Energy, Inc.              19,500                    570,981

Ulster Petroleums Ltd. (a)       113,900                   634,540

Union Pacific Resources          86,000                    768,625
Group, Inc.

Vastar Resources, Inc.           50,700                    1,951,950

Vintage Petroleum, Inc.          33,500                    148,656

                                                           19,500,643

TOTAL COMMON STOCKS                                        35,068,795
(Cost $37,084,484)

CASH EQUIVALENTS - 4.9%

Taxable Central Cash Fund (b)    1,803,368                 1,803,368
(Cost $1,803,368)

TOTAL INVESTMENT IN                                        $ 36,872,163
SECURITIES - 100%
(Cost $38,887,852)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $51,708,839 and $63,353,313, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $13,630 for the period.

The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $2,590,000 and $1,717,000, respectively. The weighted average interest rate was 5.7%.

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America    79.3%

Canada                      14.6

United Kingdom               5.1

Netherlands Antilles         1.0

TOTAL                      100.0%

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $39,375,928. Net unrealized depreciation aggregated $2,503,765, of which $3,185,025 related to appreciated investment securities and $5,688,790 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,229,000, all of which will expire on February 28, 2007.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $1,719,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

A total of 100% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of this percentage for use in preparing 1999 income tax returns.

NATURAL GAS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                     FEBRUARY 28, 1999

ASSETS

Investment in securities, at             $ 36,872,163
value  (cost $38,887,852) -
See accompanying schedule

Receivable for fund shares                46,471
sold

Dividends receivable                      43,421

Interest receivable                       6,414

Redemption fees receivable                105

Other receivables                         26

 TOTAL ASSETS                             36,968,600

LIABILITIES

Payable for fund shares        $ 78,219
redeemed

Accrued management fee          18,520

Other payables and accrued      43,435
expenses

 TOTAL LIABILITIES                        140,174

NET ASSETS                               $ 36,828,426

Net Assets consist of:

Paid in capital                          $ 43,960,023

Undistributed net investment              319,683
income

Accumulated undistributed net             (5,435,532)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (2,015,748)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,478,063                $ 36,828,426
shares outstanding

NET ASSET VALUE and                       $10.59
redemption price per share
($36,828,426 (divided by)
3,478,063 shares)

Maximum offering price per                $10.92
share (100/97.00 of $10.59)

STATEMENT OF OPERATIONS

                            YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                              $ 715,257
Dividends

 Special dividend from                          399,656
Transcanada    Pipelines Ltd.

Interest                                        147,033

 TOTAL INCOME                                   1,261,946

EXPENSES

Management fee                   $ 301,788

Transfer agent fees               393,852

Accounting fees and expenses      60,991

Non-interested trustees'          195
compensation

Custodian fees and expenses       14,741

Registration fees                 14,687

Audit                             10,733

Legal                             306

Interest                          548

Reports to shareholders           10,973

Miscellaneous                     14

 Total expenses before            808,828
reductions

 Expense reductions               (26,170)      782,658

NET INVESTMENT INCOME                           479,288

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,298,288)

 Foreign currency transactions    (5,038)       (5,303,326)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (4,576,884)

 Assets and liabilities in        (59)          (4,576,943)
foreign currencies

NET GAIN (LOSS)                                 (9,880,269)

NET INCREASE (DECREASE) IN                     $ (9,400,981)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 123,203
charges paid to FDC

 Sales charges - Retained by                   $ 121,320
FDC

 Deferred sales charges                        $ 982
withheld   by FDC

 Exchange fees withheld by FSC                 $ 7,478

 Expense reductions  Directed                  $ 25,878
brokerage arrangements

  Custodian credits                             176

  Transfer agent credits                        116

                                               $ 26,170

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 479,288                     $ (306,523)
income (loss)

 Net realized gain (loss)         (5,303,326)                   1,119,826

 Change in net unrealized         (4,576,943)                   5,428,784
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (9,400,981)                   6,242,087
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (375,571)                     -
From net investment income

 From net realized gain           -                             (1,875,328)

 In excess of net realized        -                             (210,862)
gain

 TOTAL DISTRIBUTIONS              (375,571)                     (2,086,190)

Share transactions Net            47,858,222                    108,990,438
proceeds from sales of shares

 Reinvestment of distributions    356,687                       2,046,549

 Cost of shares redeemed          (61,599,489)                  (137,149,165)

 NET INCREASE (DECREASE) IN       (13,384,580)                  (26,112,178)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  123,693                       255,983

  TOTAL INCREASE (DECREASE)       (23,037,439)                  (21,700,298)
IN NET ASSETS

NET ASSETS

 Beginning of period              59,865,865                    81,566,163

 End of period (including        $ 36,828,426                  $ 59,865,865
undistributed net investment
income of $319,683 and
$297,648, respectively)

OTHER INFORMATION
Shares

 Sold                             3,845,626                     8,021,019

 Issued in reinvestment of        32,426                        174,767
distributions

 Redeemed                         (4,929,086)                   (10,189,472)

 Net increase (decrease)          (1,051,034)                   (1,993,686)




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998      1997      1996 F    1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.22    $ 12.50   $ 11.36   $ 8.98    $ 9.48
period

Income from Investment
Operations

Net investment income (loss) C    .12 E      (.05)     (.06)     .05       .03

Net realized and unrealized       (2.68)     1.06      1.30      2.36      (.53)
gain (loss)

Total from investment             (2.56)     1.01      1.24      2.41      (.50)
operations

Less Distributions

 From net investment income       (.10)      -         (.01)     (.05)     (.02)

From net realized gain            -          (.30)     (.29)     -         -

In excess of net realized gain    -          (.03)     -         -         -

Total distributions               (.10)      (.33)     (.30)     (.05)     (.02)

Redemption fees added to paid     .03        .04       .20       .02       .02
in capital

Net asset value, end of period   $ 10.59    $ 13.22   $ 12.50   $ 11.36   $ 8.98

TOTAL RETURN  A, B                (19.17)%   8.74%     12.45%    27.10%    (5.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,828   $ 59,866  $ 81,566  $ 60,228  $ 79,894
(000 omitted)

Ratio of expenses to average      1.57%      1.82%     1.70%     1.68%     1.70%
net assets

Ratio of expenses to average      1.52% D    1.78% D   1.66% D   1.67% D   1.66% D
net assets after expense
reductions

Ratio of net investment           .93%       (.37)%    (.46)%    .46%      .30%
income (loss) to average net
assets

Portfolio turnover rate           107%       118%      283%      79%       177%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D FMR OR THE
FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. E NET
INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
FROM TRANSCANADA PIPELINES
LTD. WHICH AMOUNTED TO $.10
PER SHARE.  F FOR THE YEAR
ENDED FEBRUARY 29.


TELECOMMUNICATIONS PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TELECOMMUNICATIONS     22.21%       162.32%       489.71%

SELECT TELECOMMUNICATIONS     18.47%       154.38%       471.95%
(LOAD ADJ.)

S&P 500                       19.74%       194.91%       459.21%

GS Utilities                  30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT TELECOMMUNICATIONS   22.21%       21.27%        19.42%

SELECT TELECOMMUNICATIONS   18.47%       20.53%        19.05%
(LOAD ADJ.)

S&P 500                     19.74%       24.15%        18.78%

GS Utilities                30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS

             Telecommunications          S&P 500
             00096                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31      10096.02                    10233.00
  1989/04/30      10859.42                    10764.09
  1989/05/31      11660.99                    11200.04
  1989/06/30      11376.12                    11136.20
  1989/07/31      12239.76                    12141.80
  1989/08/31      12532.44                    12379.78
  1989/09/30      12993.05                    12329.02
  1989/10/31      12532.44                    12042.99
  1989/11/30      12849.11                    12288.66
  1989/12/31      13483.69                    12583.59
  1990/01/31      12021.42                    11739.23
  1990/02/28      11976.66                    11890.67
  1990/03/31      12255.19                    12205.77
  1990/04/30      11534.00                    11900.63
  1990/05/31      12747.58                    13060.94
  1990/06/30      12493.93                    12972.12
  1990/07/31      11921.95                    12930.61
  1990/08/31      10534.29                    11761.68
  1990/09/30       9852.89                    11188.89
  1990/10/31      10196.08                    11140.78
  1990/11/30      10778.00                    11860.47
  1990/12/31      11272.83                    12191.38
  1991/01/31      11673.44                    12722.92
  1991/02/28      12063.90                    13632.61
  1991/03/31      12403.66                    13962.52
  1991/04/30      12667.35                    13996.03
  1991/05/31      12799.20                    14600.66
  1991/06/30      12266.74                    13931.95
  1991/07/31      12961.47                    14581.18
  1991/08/31      13346.87                    14926.75
  1991/09/30      13519.28                    14677.48
  1991/10/31      14051.74                    14874.16
  1991/11/30      13514.21                    14274.73
  1991/12/31      14750.69                    15907.76
  1992/01/31      14771.19                    15611.87
  1992/02/29      14955.63                    15814.83
  1992/03/31      14427.91                    15506.44
  1992/04/30      14971.01                    15962.33
  1992/05/31      14796.81                    16040.54
  1992/06/30      14453.16                    15801.54
  1992/07/31      15228.72                    16447.82
  1992/08/31      15048.96                    16110.64
  1992/09/30      15341.72                    16300.75
  1992/10/31      15495.80                    16357.80
  1992/11/30      16302.18                    16915.60
  1992/12/31      17010.22                    17123.66
  1993/01/31      16957.89                    17267.50
  1993/02/28      17889.24                    17502.34
  1993/03/31      18621.77                    17871.64
  1993/04/30      18661.05                    17439.14
  1993/05/31      19412.22                    17906.51
  1993/06/30      20249.23                    17958.44
  1993/07/31      20839.43                    17886.61
  1993/08/31      22411.51                    18564.51
  1993/09/30      22733.44                    18421.56
  1993/10/31      23388.02                    18802.89
  1993/11/30      21472.55                    18624.26
  1993/12/31      22064.91                    18849.62
  1994/01/31      22511.61                    19490.50
  1994/02/28      21806.29                    18962.31
  1994/03/31      21124.47                    18135.55
  1994/04/30      21501.52                    18367.69
  1994/05/31      21375.25                    18668.92
  1994/06/30      21357.22                    18211.53
  1994/07/31      22541.72                    18808.87
  1994/08/31      23197.11                    19580.03
  1994/09/30      22926.54                    19100.32
  1994/10/31      24020.86                    19530.08
  1994/11/30      22746.16                    18818.79
  1994/12/31      23017.92                    19097.87
  1995/01/31      23337.27                    19593.08
  1995/02/28      23546.08                    20356.63
  1995/03/31      23840.87                    20957.35
  1995/04/30      24581.85                    21574.54
  1995/05/31      25252.83                    22436.88
  1995/06/30      26469.38                    22958.09
  1995/07/31      28149.98                    23719.38
  1995/08/31      28984.01                    23778.91
  1995/09/30      29937.18                    24782.38
  1995/10/31      28683.00                    24693.91
  1995/11/30      29316.36                    25777.97
  1995/12/31      29844.14                    26274.46
  1996/01/31      30055.38                    27168.84
  1996/02/29      29619.70                    27420.69
  1996/03/31      29481.07                    27684.75
  1996/04/30      30857.50                    28092.83
  1996/05/31      31542.27                    28817.34
  1996/06/30      31863.25                    28927.14
  1996/07/31      29452.29                    27649.13
  1996/08/31      30065.73                    28232.26
  1996/09/30      30950.22                    29821.17
  1996/10/31      30336.78                    30643.63
  1996/11/30      31256.95                    32959.99
  1996/12/31      31455.63                    32307.05
  1997/01/31      31669.61                    34325.59
  1997/02/28      31944.73                    34594.71
  1997/03/31      29254.65                    33173.21
  1997/04/30      30169.91                    35153.65
  1997/05/31      34464.20                    37293.80
  1997/06/30      36364.05                    38964.57
  1997/07/31      37102.01                    42064.98
  1997/08/31      35288.52                    39708.50
  1997/09/30      39865.42                    41883.33
  1997/10/31      38899.80                    40484.43
  1997/11/30      40509.17                    42358.45
  1997/12/31      39579.96                    43085.75
  1998/01/31      42912.64                    43562.28
  1998/02/28      46806.61                    46703.99
  1998/03/31      50972.46                    49095.70
  1998/04/30      50771.60                    49589.60
  1998/05/31      48604.19                    48737.16
  1998/06/30      50464.55                    50716.86
  1998/07/31      52090.11                    50176.72
  1998/08/31      40187.41                    42922.17
  1998/09/30      42716.06                    45671.77
  1998/10/31      45777.53                    49386.71
  1998/11/30      48387.45                    52380.04
  1998/12/31      55823.77                    55398.18
  1999/01/31      60448.00                    57714.93
  1999/02/26      57195.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990307 170836 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $57,195 - a 471.95% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY
28, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              14.0

Tele-Communications, Inc.       5.3
(TCI Group) Series A

Cisco Systems, Inc.             5.0

SBC Communications, Inc.        5.0

AirTouch Communications, Inc.   4.5

Bell Atlantic Corp.             4.2

Motorola, Inc.                  3.8

OY Nokia AB sponsored ADR       3.4

Sprint Corp. (FON Group)        3.3

AT&T Corp.                      3.1

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS

Telephone Services 56.1%
Communications Equipment 14.4%
Broadcasting 7.3%
Cellular 5.6%
Computer Services &
Software 5.4%
All Others 11.2%*

Row: 1, Col: 1, Value: 11.2
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 5.6
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 14.4
Row: 1, Col: 6, Value: 56.1
Row: 1, Col: 1, Value: 16.5
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 3.8
Row: 1, Col: 4, Value: 6.2
Row: 1, Col: 5, Value: 9.300000000000001
Row: 1, Col: 6, Value: 60.8
* INCLUDES SHORT-TERM INVESTMENTS

TELECOMMUNICATIONS PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

NOTE TO SHAREHOLDERS: Peter Saperstone became Portfolio Manager of Fidelity Select Telecommunications Portfolio on
October 30, 1998.

Q. HOW DID THE FUND PERFORM, PETER?

A. It was a good year. For the 12 months that ended February 28, 1999, the fund had a total return of 22.21%, besting the 19.74% return of the Standard & Poor's 500 Index over the same period. Although the fund outperformed the S&P 500, it trailed the 30.02% return of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector.

Q. WHY DID THE FUND BEAT THE S&P 500 BUT TRAIL THE GOLDMAN SACHS
INDEX?

A. Telecommunications stocks in general fared well during the period, reflecting dynamic growth in that sector recently. For the past several years, the telecommunications market has grown at more than twice the rate of the overall economy, which helps to explain why the fund outperformed the broadly based S&P 500. Poor stock selection in a few cases and a comparative underweighting of Internet stocks caused the fund to trail the Goldman Sachs index. The stellar performance of that index was attributable in part to a roughly 5% weighting in one of the period's star performers, America Online.

Q. PETER, YOU TOOK OVER THE FUND ON OCTOBER 30, 1998.
CAN YOU COMMENT ON SOME OF THE CHANGES YOU'VE MADE?

A. Sure. I believe in restricting the fund's investments to those stocks in which I have the most confidence. While fewer holdings tend to increase short-term volatility in the fund's performance, my aim is to enhance long-term returns by minimizing the diluting effects of marginal holdings. Consequently, I reduced the number of holdings in the fund from about 70 when I took over to approximately 50 as of the end of the period. I also tended to favor large-capitalization stocks over small-cap shares. Finally, I marginally increased the allocation of Internet stocks, but the position is still less than the 7% or so allocated to Internet shares in the Goldman Sachs index.

Q. WHAT STOCKS PERFORMED WELL FOR THE FUND DURING THE PERIOD?

A. MCI WorldCom helped performance because the stock did well and it was the fund's largest holding for most of the period. The company continued to attract investor interest because it was well positioned to benefit from the fastest-growing segment of the industry - data communications. Qwest Communications, in many ways a smaller version of MCI WorldCom, also contributed positively to performance. The company is building a national network designed to accommodate state-of-the-art data communication. Another beneficial holding, Cisco Systems, is a leading supplier of hardware for data and voice networks.

Q. WHAT STOCKS TURNED IN DISAPPOINTING PERFORMANCES?

A. Tel-Save.com heads the list of disappointments. As the company made the conversion to distributing long-distance calling services over the Internet, it experienced lower earnings than investors expected. Smartalk also hurt the fund's performance. The company suffered from disappointing earnings attributable to more competition in its prepaid calling card business. Another weak performer was World Access, which found it harder to compete against larger rivals in the cellular telecommunications industry. I sold the fund's holdings in both Smartalk and World Access.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. My outlook for the telecommunications sector remains positive. In the short term, we should see overall revenues continue to grow at a healthy rate, with the majority of that growth coming from the data services segment of the industry. In the next year or two, the regional Bell operating companies (RBOCs) are expected to enter the long-distance market, and the lines between long-distance carriers and local phone companies will blur further. As the market makes this transition, there will be some confusion as investors attempt to sort out the winners and losers. My own view is that the RBOCs may see their earnings erode as they are forced to open up their local markets as a prerequisite to participate in the long-distance market. Time will tell, but I am confident that the fund remains well positioned to benefit from the segments of the telecommunications sector currently offering the highest growth potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 096

TRADING SYMBOL: FSTCX

SIZE: as of February 28, 1999, more than $824 million

MANAGER: Peter Saperstone, since October
1998; manager, Fidelity Utilities Fund and
Fidelity Advisor Utilities Growth Fund, since
1998; Fidelity Select Air Transportation
Portfolio and Fidelity Select Defense and
Aerospace Portfolio, 1997-1998; Fidelity
Select Construction and Housing Portfolio,
1996-1997; joined Fidelity in 1995

TELECOMMUNICATIONS PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 94.3%

                                SHARES                      VALUE (NOTE 1)

BROADCASTING - 7.3%

AlphaNet Telecom, Inc. (a)(c)    1,196,200                  $ 8

American Tower Corp. Class A     43,700                      1,171,706
(a)

Cablevision Systems Corp.        57,100                      3,711,500
Class A (a)

MediaOne Group, Inc.             100,000                     5,450,000

NTL, Inc. (a)                    76,400                      5,935,325

Tele-Communications, Inc.        689,934                     43,336,479
(TCI Group) Series A (a)

                                                             59,605,018

CELLULAR - 5.6%

AirTouch Communications, Inc.    406,100                     36,980,481
(a)

Nextel Communications, Inc.      117,200                     3,523,325
Class A (a)

SkyTel Communications, Inc.      31,700                      570,600
(a)

Telephone & Data Systems,        87,300                      4,386,825
Inc.

                                                             45,461,231

COMMUNICATIONS EQUIPMENT -
14.4%

ADC Telecommunications, Inc.     261,900                     10,606,950
(a)

Ascend Communications, Inc.      131,000                     10,078,813
(a)

Cisco Systems, Inc. (a)          423,500                     41,423,594

Intermedia Communications,       579,000                     10,494,375
Inc. (a)

Lucent Technologies, Inc.        142,800                     14,503,125

Newbridge Networks Corp. (a)     126,700                     3,079,689

OY Nokia AB sponsored ADR        206,700                     28,033,688

                                                             118,220,234

COMPUTER SERVICES & SOFTWARE
- 5.4%

America Online, Inc.             229,000                     20,366,688

Novell, Inc. (a)                 159,100                     3,082,563

Saville Systems PLC sponsored    163,100                     3,251,806
ADR (a)

Yahoo!, Inc. (a)                 113,500                     17,422,250

                                                             44,123,307

COMPUTERS & OFFICE EQUIPMENT
- 0.6%

Fore Systems, Inc. (a)           340,700                     4,940,150

ELECTRICAL EQUIPMENT - 1.1%

ANTEC Corp. (a)                  329,300                     9,179,238

ELECTRONICS - 3.8%

Motorola, Inc.                   445,000                     31,261,250

TELEPHONE SERVICES - 56.1%

ALLTEL Corp.                     335,300                     20,076,088

Ameritech Corp.                  259,100                     16,938,663

AT&T Corp.                       306,547                     25,175,172

BCE, Inc.                        298,300                     12,087,896

Bell Atlantic Corp.              597,300                     34,307,419

BellSouth Corp.                  50,000                      2,312,500

Cable & Wireless PLC ADR         87,300                      3,541,106

Cincinnati Bell, Inc.            255,400                     5,044,150

Commonwealth Telephone           289,100                     9,359,613
Enterprises, Inc. (a)

COMSAT Corp. Series 1            229,600                     6,715,800



                                SHARES                      VALUE (NOTE 1)

Covad Communications Group,      178,100                    $ 7,213,050
Inc. (a)

Frontier Corp.                   594,100                     21,350,469

Global TeleSystems Group,        26,500                      1,470,750
Inc. (a)

GTE Corp.                        288,500                     18,716,438

MCI WorldCom, Inc. (a)           1,383,003                   114,097,743

McLeodUSA, Inc. Class A (a)      463,500                     17,844,750

Metromedia Fiber Network,        320,500                     13,941,750
Inc.  Class A (a)

Nippon Telegraph & Telephone     464                         3,811,777
Corp.

Qwest Communications             259,290                     15,930,129
International, Inc. (a)

SBC Communications, Inc.         767,000                     40,555,125

Sprint Corp. (FON Group)         313,000                     26,859,313

Tel-Save.com, Inc. (a)           1,771,550                   17,604,778

Telebras sponsored ADR           38,600                      2,492,113
PFD-Holdr (a)

U.S. WEST, Inc.                  286,500                     15,274,031

WinStar Communications, Inc.     180,000                     5,670,000
(a)

                                                             458,390,623

TOTAL COMMON STOCKS                                          771,181,051
(Cost $584,642,053)

CASH EQUIVALENTS - 5.7%



Taxable Central Cash Fund (b)    46,400,881                  46,400,881
(Cost $46,400,881)

TOTAL INVESTMENT IN                                          $ 817,581,932
SECURITIES - 100%
(Cost $631,042,934)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

(c) Affiliated company.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,124,377,604 and $1,098,129,165, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $123,641 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,316,534. The fund received cash collateral of $6,740,600.

The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $32,000,000 and $31,250,000 respectively. The weighted average interest rate was 5.47%. Interest earned from the interfund lending program amounted to $18,984 and is included in interest income on the Statement of Operations.

Transactions during the period with companies which are or were affiliates are as follows:

           PURCHASES   SALES        DIVIDEND VALUE
AFFILIATE  COST        COST         INCOME
Able Teccom Holdings Corp.
           $ 3,157,131 $ 6,930,054  $ -      $ -
AlphaNet Telecom, Inc.
           54,339      1,434,852    -        8
California  Amplifier, Inc.
           185,967     1,664,342    -        -
SmarTalk TeleServices, Inc.
           2,434,493   15,877,925   -        -
Tel-Save.com, Inc.
           2,648,830   30,187,740   -        -
Titan Corp.
           263,832     734,200      -        -
Viatel, Inc.
           -           6,303,500    -        -
TOTALS     $ 8,744,592 $ 63,132,613 $ -      $ 8

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $637,023,529. Net unrealized appreciation aggregated $180,558,403, of which $216,260,764 related to appreciated investment securities and $35,702,361 related to depreciated investment securities.

The fund hereby designates approximately $32,933,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 9% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of the applicable percentage for the use in preparing 1999 income tax returns.

TELECOMMUNICATIONS PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                             FEBRUARY 28, 1999

ASSETS

Investment in securities, at                 $ 817,581,932
value  (cost $631,042,934) -
 See accompanying schedule

Cash                                          1,243,094

Receivable for investments                    55,727,870
sold

Receivable for fund shares                    956,110
sold

Dividends receivable                          596,315

Interest receivable                           225,363

Redemption fees receivable                    2,631

Other receivables                             138,196

 TOTAL ASSETS                                 876,471,511

LIABILITIES

Payable for investments        $ 42,383,267
purchased

Payable for fund shares         2,314,454
redeemed

Accrued management fee          416,632

Other payables and accrued      441,245
expenses

Collateral on securities        6,740,600
loaned,  at value

 TOTAL LIABILITIES                            52,296,198

NET ASSETS                                   $ 824,175,313

Net Assets consist of:

Paid in capital                              $ 613,532,997

Accumulated undistributed net                 24,099,612
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   186,542,704
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 13,326,238                   $ 824,175,313
shares outstanding

NET ASSET VALUE and                           $61.85
redemption price per share
($824,175,313 (divided by)
13,326,238 shares)

Maximum offering price per                    $63.76
share (100/97.00 of $61.85)

STATEMENT OF OPERATIONS

                                             YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 4,051,599
Dividends

Interest (including income on                  4,826,969
securities loaned of
$2,420,214)

 TOTAL INCOME                                  8,878,568

EXPENSES

Management fee                   $ 4,615,660

Transfer agent fees               4,327,726

Accounting and security           682,512
lending fees

Non-interested trustees'          3,153
compensation

Custodian fees and expenses       70,818

Registration fees                 129,839

Audit                             29,402

Legal                             4,452

Reports to shareholders           79,448

 Total expenses before            9,943,010
reductions

 Expense reductions               (189,988)    9,753,022

NET INVESTMENT INCOME (LOSS)                   (874,454)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            45,892,397
(including realized loss of
$27,541,180 on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (56,189)     45,836,208

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            85,585,831

 Assets and liabilities in        10,878       85,596,709
foreign currencies

NET GAIN (LOSS)                                131,432,917

NET INCREASE (DECREASE) IN                    $ 130,558,463
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 3,594,841
charges paid to FDC

 Sales charges - Retained by                  $ 3,578,078
FDC

 Deferred sales charges                       $ 12,323
withheld   by FDC

 Exchange fees withheld by FSC                $ 57,437

 Expense reductions  Directed                 $ 177,481
brokerage arrangements

  Custodian credits                            10,290

  Transfer agent credits                       2,217

                                              $ 189,988

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ (874,454)                   $ (2,208,196)
income (loss)

 Net realized gain (loss)         45,836,208                    89,769,920

 Change in net unrealized         85,596,709                    75,630,156
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       130,558,463                   163,191,880
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (46,022,800)                  (57,660,802)
from net realized gains

Share transactions Net            863,829,740                   394,333,392
proceeds from sales of shares

 Reinvestment of distributions    44,998,804                    56,532,142

 Cost of shares redeemed          (813,636,128)                 (302,046,680)

 NET INCREASE (DECREASE) IN       95,192,416                    148,818,854
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  997,935                       564,136

  TOTAL INCREASE (DECREASE)       180,726,014                   254,914,068
IN NET ASSETS

NET ASSETS

 Beginning of period              643,449,299                   388,535,231

 End of period                   $ 824,175,313                 $ 643,449,299

OTHER INFORMATION
Shares

 Sold                             15,272,906                    8,067,245

 Issued in reinvestment of        813,871                       1,266,807
distributions

 Redeemed                         (14,817,799)                  (6,572,964)

 Net increase (decrease)          1,268,978                     2,761,088




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 F     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.37    $ 41.80    $ 44.87    $ 38.34    $ 37.10
period

Income from Investment
Operations

Net investment income (loss) C    (.06)      (.25)      .12 D      .51        .29

Net realized and unrealized       11.43      18.20      2.92       9.15       2.54
gain (loss)

Total from investment             11.37      17.95      3.04       9.66       2.83
operations

Less Distributions

 From net investment income       -          -          (.16)      (.39)      (.33)

From net realized gain            (2.96)     (6.44)     (5.98)     (2.75)     (1.27)

Total distributions               (2.96)     (6.44)     (6.14)     (3.14)     (1.60)

Redemption fees added to paid     .07        .06        .03        .01        .01
in capital

Net asset value, end of period   $ 61.85    $ 53.37    $ 41.80    $ 44.87    $ 38.34

TOTAL RETURN A, B                 22.21%     46.52%     7.85%      25.79%     7.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 824,175  $ 643,449  $ 388,535  $ 468,300  $ 369,476
(000 omitted)

Ratio of expenses to average      1.27%      1.51%      1.51%      1.52%      1.56%
net assets

Ratio of expenses to average      1.25% E    1.48% E    1.47% E    1.52%      1.55% E
net assets after expense
reductions

Ratio of net investment           (.11)%     (.53)%     .27%       1.17%      .77%
income (loss) to average net
assets

Portfolio turnover rate           150%       157%       175%       89%        107%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME (LOSS)
PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD. D INVESTMENT
INCOME PER SHARE REFLECTS A
SPECIAL DIVIDEND WHICH
AMOUNTED TO $.07 PER SHARE.
E FMR OR THE FUND HAS
ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF  THE
FUND'S EXPENSES. F FOR THE
YEAR ENDED FEBRUARY 29.


UTILITIES GROWTH PORTFOLIO

PERFORMANCE AND INVESTMENT SUMMARY

PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT UTILITIES GROWTH          32.17%       168.13%       428.63%

SELECT UTILITIES GROWTH (LOAD    28.13%       160.01%       412.70%
ADJ.)

S&P 500                          19.74%       194.91%       459.21%

GS Utilities                     30.02%       n/a           n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT UTILITIES GROWTH        32.17%       21.81%        18.12%

SELECT UTILITIES GROWTH (LOAD  28.13%       21.06%        17.76%
ADJ.)

S&P 500                        19.74%       24.15%        18.78%

GS Utilities                   30.02%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark) UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Utilities Growth            S&P 500
             00065                       SP001
  1989/02/28       9700.00                    10000.00
  1989/03/31       9865.57                    10233.00
  1989/04/30      10373.06                    10764.09
  1989/05/31      10866.16                    11200.04
  1989/06/30      11140.62                    11136.20
  1989/07/31      11750.71                    12141.80
  1989/08/31      11802.48                    12379.78
  1989/09/30      11972.57                    12329.02
  1989/10/31      11917.10                    12042.99
  1989/11/30      12309.04                    12288.66
  1989/12/31      12959.80                    12583.59
  1990/01/31      12320.13                    11739.23
  1990/02/28      12297.95                    11890.67
  1990/03/31      12231.39                    12205.77
  1990/04/30      11721.13                    11900.63
  1990/05/31      12331.22                    13060.94
  1990/06/30      12477.35                    12972.12
  1990/07/31      12579.78                    12930.61
  1990/08/31      11889.33                    11761.68
  1990/09/30      11919.68                    11188.89
  1990/10/31      12530.46                    11140.78
  1990/11/30      12860.51                    11860.47
  1990/12/31      13031.67                    12191.38
  1991/01/31      12974.21                    12722.92
  1991/02/28      13533.48                    13632.61
  1991/03/31      13686.70                    13962.52
  1991/04/30      13625.41                    13996.03
  1991/05/31      13629.24                    14600.66
  1991/06/30      13463.91                    13931.95
  1991/07/31      13902.09                    14581.18
  1991/08/31      14220.76                    14926.75
  1991/09/30      14658.94                    14677.48
  1991/10/31      14862.09                    14874.16
  1991/11/30      15033.38                    14274.73
  1991/12/31      15771.97                    15907.76
  1992/01/31      15286.49                    15611.87
  1992/02/29      15174.45                    15814.83
  1992/03/31      15016.78                    15506.44
  1992/04/30      15427.57                    15962.33
  1992/05/31      15726.33                    16040.54
  1992/06/30      15908.25                    15801.54
  1992/07/31      16754.12                    16447.82
  1992/08/31      16745.53                    16110.64
  1992/09/30      16835.70                    16300.75
  1992/10/31      16831.40                    16357.80
  1992/11/30      16947.33                    16915.60
  1992/12/31      17442.59                    17123.66
  1993/01/31      17739.29                    17267.50
  1993/02/28      18651.88                    17502.34
  1993/03/31      19155.38                    17871.64
  1993/04/30      19050.69                    17439.14
  1993/05/31      19091.55                    17906.51
  1993/06/30      19822.52                    17958.44
  1993/07/31      20049.53                    17886.61
  1993/08/31      20921.25                    18564.51
  1993/09/30      20921.25                    18421.56
  1993/10/31      20707.86                    18802.89
  1993/11/30      19695.40                    18624.26
  1993/12/31      19630.71                    18849.62
  1994/01/31      20032.94                    19490.50
  1994/02/28      19124.01                    18962.31
  1994/03/31      18434.48                    18135.55
  1994/04/30      18964.76                    18367.69
  1994/05/31      18586.11                    18668.92
  1994/06/30      18527.44                    18211.53
  1994/07/31      19060.76                    18808.87
  1994/08/31      18986.10                    19580.03
  1994/09/30      18500.78                    19100.32
  1994/10/31      18735.44                    19530.08
  1994/11/30      18058.13                    18818.79
  1994/12/31      18175.94                    19097.87
  1995/01/31      18917.70                    19593.08
  1995/02/28      19164.96                    20356.63
  1995/03/31      19241.88                    20957.35
  1995/04/30      19912.61                    21574.54
  1995/05/31      20220.73                    22436.88
  1995/06/30      20418.81                    22958.09
  1995/07/31      20969.04                    23719.38
  1995/08/31      21502.75                    23778.91
  1995/09/30      22526.17                    24782.38
  1995/10/31      22746.26                    24693.91
  1995/11/30      23246.96                    25777.97
  1995/12/31      24426.55                    26274.46
  1996/01/31      24684.32                    27168.84
  1996/02/29      24112.74                    27420.69
  1996/03/31      23899.80                    27684.75
  1996/04/30      24864.78                    28092.83
  1996/05/31      24882.78                    28817.34
  1996/06/30      25266.70                    28927.14
  1996/07/31      24162.93                    27649.13
  1996/08/31      24168.93                    28232.26
  1996/09/30      24606.84                    29821.17
  1996/10/31      25638.62                    30643.63
  1996/11/30      26844.37                    32959.99
  1996/12/31      27202.85                    32307.05
  1997/01/31      28020.79                    34325.59
  1997/02/28      28485.53                    34594.71
  1997/03/31      26973.58                    33173.21
  1997/04/30      27938.99                    35153.65
  1997/05/31      29775.74                    37293.80
  1997/06/30      30684.59                    38964.57
  1997/07/31      31415.47                    42064.98
  1997/08/31      30004.54                    39708.50
  1997/09/30      32648.45                    41883.33
  1997/10/31      32737.43                    40484.43
  1997/11/30      34720.36                    42358.45
  1997/12/31      35446.84                    43085.75
  1998/01/31      36817.44                    43562.28
  1998/02/28      38797.18                    46703.99
  1998/03/31      41429.59                    49095.70
  1998/04/30      40600.94                    49589.60
  1998/05/31      40112.84                    48737.16
  1998/06/30      40142.42                    50716.86
  1998/07/31      41037.27                    50176.72
  1998/08/31      37546.62                    42922.17
  1998/09/30      41251.74                    45671.77
  1998/10/31      43854.93                    49386.71
  1998/11/30      45548.48                    52380.04
  1998/12/31      50744.47                    55398.18
  1999/01/31      52259.98                    57714.93
  1999/02/26      51270.00                    55921.15
IMATRL PRASUN   SHR__CHT 19990228 19990309 145353 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on February 28, 1989, and the current 3.00% sales charge was paid. As the chart shows, by February 28, 1999, the value of the investment would have grown to $51,270 - a 412.70% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,921 - a 459.21% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF FEBRUARY 28, 1999

                               % OF FUND'S INVESTMENTS

MCI WorldCom, Inc.              11.3

AT&T Corp.                      8.1

Bell Atlantic Corp.             6.0

SBC Communications, Inc.        5.9

AES Corp.                       5.2

PG&E Corp.                      4.9

AirTouch Communications, Inc.   4.0

Ameritech Corp.                 3.6

GTE Corp.                       3.5

BellSouth Corp.                 3.3

TOP INDUSTRIES AS OF FEBRUARY 28, 1999

% OF FUND'S INVESTMENTS
Telephone Services 55.0%
Electric Utility 26.2%
Cellular 4.5%
Gas 4.2%
Broadcasting 1.7%
All Others 8.4%*

Row: 1, Col: 1, Value: 8.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 4.2
Row: 1, Col: 4, Value: 4.5
Row: 1, Col: 5, Value: 26.2
Row: 1, Col: 6, Value: 55.0

* INCLUDES SHORT-TERM INVESTMENTS

UTILITIES GROWTH PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jonathan Zang)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. HOW DID THE FUND PERFORM, JONATHAN?

A. The fund had a good year. For the 12 months that ended February 28, 1999, the fund's total return was 32.17%, compared to 19.74% for the Standard & Poor's 500 Index. The Goldman Sachs Utilities Index - an index of 136 stocks designed to measure the performance of companies in the utilities sector - had a total return of 30.02%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE AGAINST ITS BENCHMARKS?

A. The fund's stock selection, especially in the area of long-distance carriers, helped it outperform the S&P 500. Secondarily, the fund significantly underweighted the regional Bell operating companies (RBOCs) during the first half of 1998, when they underperformed the S&P 500. Shortly after I took over the fund on July 1, 1998, I substantially increased its holdings of RBOCs. That shift coincided with renewed strength in the group, as the RBOCs outperformed the S&P 500 for most of the remainder of the period. With respect to the Goldman Sachs index, the fund was helped by its heavier weighting of telecommunications stocks and lighter emphasis on electric utilities. Within the telecommunications sector, overweighting long distance carriers and competitive local exchange carriers (CLECs) at the expense of RBOCs was beneficial.

Q. CAN YOU REVIEW YOUR STRATEGY FOR ALLOCATING FUNDS AMONG THE
TELECOMMUNICATIONS, ELECTRIC AND GAS UTILITIES SEGMENTS OF THE FUND?

A. Sure. Telecommunications stocks typically make up the bulk of the fund's holdings - 62.2% as of the end of the period. This is based on my assessment of the superior growth potential of telecommunications companies compared to electric and gas utilities. Electric utilities and independent power producers accounted for 26.2% of the fund's holdings at the end of the period. I use electric utilities, in part, to adjust the risk profile of the fund as market conditions warrant. For example, when the broader market dropped sharply last fall and investors flocked to electric utilities for their "safe haven" status, I took profits on some of the fund's holdings in the sector and reinvested them in out-of-favor telecom stocks. Gas utilities and integrated energy companies, on the other hand, are normally a very small component of the fund - about 5%. They generally don't compare favorably with opportunities I see in telecommunications and electric utilities.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. MCI WorldCom, the fund's largest holding for much of the period, was a key contributor. The company experienced strong growth in its data communications business, as well as cost savings from the merger of WorldCom and MCI. AT&T also performed well. I bought more AT&T shares around the middle of 1998, after the stock had been driven down on investor skepticism about the acquisition of cable company TCI Group. AT&T rebounded strongly in December and January, as investors reconsidered their initial misgivings.

Q. WHAT ABOUT HOLDINGS THAT FAILED TO MEET YOUR EXPECTATIONS?

A. Tel-Save.com was a disappointment. The former CEO tried to find a buyer for the company, but no deal transpired. In addition, the company's exclusive agreement to market long-distance telephone services through America Online resulted in marketing costs that were higher than anticipated. Intermedia Communications and e.spire Communications are both CLECs that failed to execute their growth strategies according to investors' expectations.

Q. WHAT'S YOUR OUTLOOK, JONATHAN?

A. I continue to see lots of opportunity in the utilities sector. Deregulation in the United States and privatization abroad are two powerful forces that are opening up markets worldwide, allowing well-managed companies to reap the benefits. There are plenty of opportunities in the stocks of domestic companies. I generally favor participating in overseas markets indirectly, through U.S. firms with foreign subsidiaries, rather than investing directly in foreign companies, which generally entails higher risk. With the telecommunications industry at a more advanced stage of deregulation, I think that growth opportunities will continue to be better there than in other utilities markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

(checkmark) FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 065

TRADING SYMBOL: FSUTX

SIZE: as of February 28, 1999, more than $507 million

MANAGER: Jonathan Zang, since 1998;
analyst, utilities industry, 1997- present;
joined Fidelity in 1997

UTILITIES GROWTH PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities

COMMON STOCKS - 93.4%

                                 SHARES                      VALUE (NOTE 1)

BROADCASTING - 1.7%

Tele-Communications, Inc.         139,500                    $ 8,762,344
(TCI Group) Series A (a)

CELLULAR - 4.5%

AirTouch Communications, Inc.     225,200                     20,507,275
(a)

Vodafone Group PLC sponsored      14,300                      2,605,281
ADR

                                                              23,112,556

COMMUNICATIONS EQUIPMENT - 1.0%

Intermedia Communications,        279,700                     5,069,563
Inc. (a)

ELECTRIC UTILITY - 26.2%

AES Corp. (a)                     718,800                     26,730,375

CMS Energy Corp.                  350,200                     14,489,525

Duke Energy Corp.                 282,708                     16,079,018

Entergy Corp.                     403,200                     11,390,400

Illinova Corp.                    345,800                     8,212,750

IPALCO Enterprises, Inc.          234,300                     11,231,756

Montana Power Co.                 84,900                      5,168,288

NIPSCO Industries, Inc.           130,000                     3,371,875

PECO Energy Co.                   158,800                     5,627,475

PG&E Corp.                        793,500                     24,995,250

Unicom Corp.                      184,700                     6,568,394

                                                              133,865,106

ENGINEERING - 0.2%

Stone & Webster, Inc.             40,000                      1,070,000

GAS - 4.2%

Columbia Gas System, Inc.         39,700                      2,004,850

Dynegy, Inc.                      197,900                     2,374,800

Enron Corp.                       167,796                     10,906,740

MDU Resources Group, Inc.         61,250                      1,439,375

Williams Companies, Inc.          120,000                     4,440,000

                                                              21,165,765

OIL & GAS - 0.6%

Coastal Corp. (The)               100,400                     3,212,800

TELEPHONE SERVICES - 55.0%

ALLTEL Corp.                      121,700                     7,286,788

Ameritech Corp.                   283,600                     18,540,350

AT&T Corp.                        503,483                     41,348,541

Bell Atlantic Corp.               533,200                     30,625,675

BellSouth Corp.                   359,600                     16,631,500

Cincinnati Bell, Inc.             214,900                     4,244,275

e.spire Communications, Inc.      1,629,400                   8,961,700
(a)

Frontier Corp.                    100,000                     3,593,750

Global TeleSystems Group,         10,600                      588,300
Inc. (a)

GTE Corp.                         275,100                     17,847,113

MCI WorldCom, Inc. (a)            702,583                     57,963,095



                                 SHARES                      VALUE (NOTE 1)

McLeodUSA, Inc. Class A (a)       105,800                    $ 4,073,300

Metromedia Fiber Network,         61,200                      2,662,200
Inc.  Class A (a)

Qwest Communications              210,133                     12,910,046
International, Inc. (a)

SBC Communications, Inc.          567,644                     30,014,177

Sprint Corp. (FON Group)          144,900                     12,434,231

Tel-Save.com, Inc. (a)            799,600                     7,946,025

Telebras sponsored ADR            14,800                      955,525
PFD-Holdr (a)

WinStar Communications, Inc.      72,600                      2,286,900
(a)

                                                              280,913,491

TOTAL COMMON STOCKS                                           477,171,625
(Cost $374,716,602)

CASH EQUIVALENTS - 6.6%



Taxable Central Cash Fund (b)     33,712,144                  33,712,144
(Cost $33,712,144)

TOTAL INVESTMENT IN                                           $ 510,883,769
SECURITIES - 100%
(Cost $408,428,746)

LEGEND

(a) Non-income producing

(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.80%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $442,537,597 and $465,480,084, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,956 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,443,324. The fund received cash collateral of $3,563,400.

INCOME TAX INFORMATION

At February 28, 1999, the aggregate cost of investment securities for income tax purposes was $409,446,753. Net unrealized appreciation aggregated $101,437,016, of which $118,578,668 related to appreciated investment securities and $17,141,652 related to depreciated investment securities.

The fund hereby designates approximately $46,415,000 as a capital gain dividend for the purpose of the dividend paid deduction.

A total of 24% of the dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders (unaudited).

The fund will notify shareholders in January 2000 of these percentages for use in preparing 1999 income tax returns.

UTILITIES GROWTH PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                            FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 510,883,769
value  (cost $408,428,746) -
 See accompanying schedule

Receivable for investments                   2,118,097
sold

Receivable for fund shares                   1,070,924
sold

Dividends receivable                         604,398

Interest receivable                          128,172

Redemption fees receivable                   2,152

Other receivables                            123

 TOTAL ASSETS                                514,807,635

LIABILITIES

Payable for investments        $ 1,572,415
purchased

Payable for fund shares         1,341,906
redeemed

Accrued management fee          249,727

Other payables and accrued      239,080
expenses

Collateral on securities        3,563,400
loaned,  at value

 TOTAL LIABILITIES                           6,966,528

NET ASSETS                                  $ 507,841,107

Net Assets consist of:

Paid in capital                             $ 355,427,419

Undistributed net investment                 1,646,086
income

Accumulated undistributed net                48,312,566
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  102,455,036
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 8,247,065                   $ 507,841,107
shares outstanding

NET ASSET VALUE and                          $61.58
redemption price per share
($507,841,107 (divided by)
8,247,065 shares)

Maximum offering price per                   $63.48
share (100/97.00 of $61.58)

STATEMENT OF OPERATIONS

                                YEAR ENDED FEBRUARY 28, 1999

INVESTMENT INCOME                             $ 6,569,955
Dividends

Interest (including income on                  1,295,447
securities loaned of
$275,553)

 TOTAL INCOME                                  7,865,402

EXPENSES

Management fee                   $ 2,410,584

Transfer agent fees               1,894,258

Accounting and security           396,783
lending fees

Non-interested trustees'          2,041
compensation

Custodian fees and expenses       24,893

Registration fees                 37,651

Audit                             24,062

Legal                             2,162

Reports to shareholders           41,649

Miscellaneous                     1,999

 Total expenses before            4,836,082
reductions

 Expense reductions               (104,758)    4,731,324

NET INVESTMENT INCOME                          3,134,078

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            98,334,683

 Foreign currency transactions    (6,507)      98,328,176

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            19,577,907

 Assets and liabilities in        13           19,577,920
foreign currencies

NET GAIN (LOSS)                                117,906,096

NET INCREASE (DECREASE) IN                    $ 121,040,174
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,250,178
charges paid to FDC

 Sales charges - Retained by                  $ 1,246,320
FDC

 Deferred sales charges                       $ 21,580
withheld   by FDC

 Exchange fees withheld by FSC                $ 20,948

 Expense reductions  Directed                 $ 94,853
brokerage arrangements

  Custodian credits                            8,956

  Transfer agent credits                       949

                                              $ 104,758

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net investment        $ 3,134,078                   $ 3,040,458
income

 Net realized gain (loss)         98,328,176                    52,835,863

 Change in net unrealized         19,577,920                    34,220,552
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       121,040,174                   90,096,873
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,845,471)                   (3,324,884)
From net investment income

 From net realized gain           (58,304,043)                  (43,053,193)

 TOTAL DISTRIBUTIONS              (60,149,514)                  (46,378,077)

Share transactions Net            311,901,481                   235,594,493
proceeds from sales of shares

 Reinvestment of distributions    57,497,817                    45,039,264

 Cost of shares redeemed          (324,713,707)                 (179,495,059)

 NET INCREASE (DECREASE) IN       44,685,591                    101,138,698
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  337,629                       225,357

  TOTAL INCREASE (DECREASE)       105,913,880                   145,082,851
IN NET ASSETS

NET ASSETS

 Beginning of period              401,927,227                   256,844,376

 End of period (including        $ 507,841,107                 $ 401,927,227
undistributed net investment
income of $1,646,086 and
$677,487, respectively)

OTHER INFORMATION
Shares

 Sold                             5,410,133                     4,622,639

 Issued in reinvestment of        1,024,484                     950,425
distributions

 Redeemed                         (5,700,831)                   (3,646,680)

 Net increase (decrease)          733,786                       1,926,384




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999       1998       1997       1996 E     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 53.50    $ 45.97    $ 43.03    $ 34.88    $ 36.61
period

Income from Investment
Operations

Net investment income C           .44        .54        .73        1.10       1.13

Net realized and unrealized       15.77      14.83      6.41       7.86       (1.17)
gain (loss)

Total from investment             16.21      15.37      7.14       8.96       (.04)
operations

Less Distributions

 From net investment income       (.25)      (.58)      (.70)      (.84)      (1.05)

From net realized gain            (7.93)     (7.30)     (3.54)     -          (.67)

Total distributions               (8.18)     (7.88)     (4.24)     (.84)      (1.72)

Redemption fees added to paid     .05        .04        .04        .03        .03
in capital

Net asset value, end of period   $ 61.58    $ 53.50    $ 45.97    $ 43.03    $ 34.88

TOTAL RETURN A, B                 32.17%     36.20%     18.13%     25.82%     .21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 507,841  $ 401,927  $ 256,844  $ 266,768  $ 237,635
(000 omitted)

Ratio of expenses to average      1.18%      1.33%      1.47%      1.39%      1.43%
net assets

Ratio of expenses to average      1.16% D    1.30% D    1.46% D    1.38% D    1.42% D
net assets after expense
reductions

Ratio of net investment           .77%       1.11%      1.73%      2.76%      3.24%
income to average net assets

Portfolio turnover rate           113%       78%        31%        65%        24%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN. B
TOTAL RETURNS DO NOT INCLUDE
THE ONE TIME SALES CHARGE. C
NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE
PERIOD. D FMR OR THE FUND
HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE
FUND'S EXPENSES. E FOR THE
YEAR ENDED FEBRUARY 29.


MONEY MARKET PORTFOLIO

PERFORMANCE

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MONEY MARKET                5.08%        27.87%        67.31%

SELECT MONEY MARKET (LOAD ADJ.)    1.93%        24.03%        62.29%

All Taxable Money Market           4.93%        27.22%        66.07%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 916 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED FEBRUARY 28,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

SELECT MONEY MARKET              5.08%        5.04%         5.28%

SELECT MONEY MARKET (LOAD ADJ.)  1.93%        4.40%         4.96%

All Taxable Money Market         4.93%        4.93%         5.24%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

              3/2/99 12/1/98 9/1/98 6/2/98 3/3/98
SELECT
MONEY MARKET  4.71%  4.71%   5.10%  5.00%  5.27%
All Taxable
Money Market
Funds Average 4.37%  4.57%   5.03%  5.02%  5.07%

              3/3/99 12/2/98 9/2/98 6/3/98 2/25/98

 MMDA         2.16%  2.32%   2.55%  2.51%  2.58%

Row: 1, Col: 1, Value: 4.71
Row: 1, Col: 2, Value: 4.37
Row: 1, Col: 3, Value: 2.16
Row: 2, Col: 1, Value: 4.71
Row: 2, Col: 2, Value: 4.57
Row: 2, Col: 3, Value: 2.32
Row: 3, Col: 1, Value: 5.1
Row: 3, Col: 2, Value: 5.03
Row: 3, Col: 3, Value: 2.55
Row: 4, Col: 1, Value: 5.0
Row: 4, Col: 2, Value: 5.02
Row: 4, Col: 3, Value: 2.51
Row: 5, Col: 1, Value: 5.270000000000001
Row: 5, Col: 2, Value: 5.07
Row: 5, Col: 3, Value: 2.58
6% -
4% -
2% -
0%
Money Market
All Taxable
Money Market
Funds Average
MMDA

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

(checkmark) COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

MONEY MARKET PORTFOLIO

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Todd)

John Todd,
Portfolio Manager
of Select Money
Market Portfolio

Q. WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PAST YEAR, JOHN?

A. At the beginning of the 12-month period ending February 28, 1999, economic growth was strong in the U.S. but inflation remained benign. Weakness abroad - especially in Asia - translated into cheaper imports into the U.S. that helped stabilize inflation. However, when that slowdown in growth overseas started to negatively affect U.S. economic growth in the second quarter of 1998, market sentiment shifted. Market observers revised downward their expectations for economic growth and corporate profits. Then, problems in Russia in August 1998 sparked declines in stock market indexes that had reached record highs earlier in the third quarter, and caused the yield differential between U.S. Treasuries and all other debt obligations to widen considerably. Falling commodity prices and other issues caused several countries' currencies to decline and their interest rates to climb. Fears arose that these problems would start to erode U.S. economic growth and lead to further problems in the capital markets, which were rocked in the fall by the well-publicized problems encountered by several highly leveraged hedge funds.

Q. WHAT WAS THE FEDERAL RESERVE BOARD'S ROLE AS THESE EVENTS
DEVELOPED?

A. Up until mid-July, it was commonly believed that the Fed might raise the rate banks charge each other for overnight loans - the fed funds rate - to slow growth and control inflation. The Fed maintained a bias toward raising rates until its September meeting, when it cut the fed funds rate from 5.50% to 5.25%. The Fed acted in an effort to head off slower growth, at a time when we saw further deterioration in the financial markets and growing liquidity problems in the fixed-income markets. Acting out of character by making an announcement between meetings of its Open Market Committee, the Fed cut the fed funds rate to 5.00% on October 15. The Fed further reduced that rate to 4.75% on November 17, marking the third reduction in that rate in just seven weeks. These moves came in response to continued deterioration in the fixed-income markets, and were an attempt on the Fed's part to avoid a "credit crunch" - where lenders hold back from lending to even the most creditworthy borrowers. The financial markets have since rebounded and found stability, as witnessed by the muted reaction to the recent currency crisis in Brazil.

Q. WHAT STRATEGY DID YOU PURSUE WITH THE FUND?

A. At the beginning of the period, the best opportunities were found on either end of the maturity spectrum, so I pursued a "barbell strategy" - focusing on investments with very short maturities on the one hand, and one-year securities on the other. When the economic outlook deteriorated and called for declining interest rates, I looked for opportunities to maintain the fund's average maturity, shifting investments from very short-term and one-year securities to those in the three- to six-month range. Those maturities offered the most attractive rates and were also appealing from a credit standpoint, given the uncertainty in the market about different issuers' exposure to hedge fund problems. The fund also took advantage of seasonally high yields for short-term securities at the end of 1998, and has since emphasized instruments in the two- to four-month range.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on February 28, 1999, was 4.76%, compared to 5.26% one year ago. For the 12 months that ended February 28, 1999, the fund had a total return of 5.08%, compared to 4.93% for the all taxable money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. Inflation continues to be relatively dormant. While domestic consumption in the U.S. has been strong, it has not generated increased prices in services and products where intense competition has held pricing power in check. Assuming inflation remains benign, the Fed is likely to keep its monetary policy unchanged over the near term. The Fed continues to expect that economic growth will moderate, a forecast it has had in place for the past year and a half. If incoming data does not confirm this view, the Fed may move to increase short-term rates in order to reduce inflationary pressures by negating some of the economic stimulus it provided the economy last fall.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


(checkmark) FUND FACTS

START DATE: August 30, 1985

FUND NUMBER: 085

TRADING SYMBOL: FSLXX

SIZE: as of February 28, 1999, more than $1.1 billion

MANAGER: John Todd, since 1991; manager, various Fidelity and Spartan taxable money market funds; joined Fidelity in 1981

MONEY MARKET PORTFOLIO

INVESTMENTS FEBRUARY 28, 1999

Showing Percentage of Total Value of Investment in Securities


CERTIFICATES OF DEPOSIT - 22.9%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 1.8%

First Union National Bank of
North Carolina

3/9/99                            5.42%                       $ 10,000,000                    $ 10,000,000

4/12/99                           5.44                         10,000,000                      10,000,000

                                                                                               20,000,000

LONDON BRANCH, EURODOLLAR,
DOMESTIC BANKS - 0.9%

NationsBank NA

3/2/99                            5.50                         10,000,000                      10,000,000

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 4.2%

Abbey National Treasury
Services PLC

3/15/99                           5.15                         10,000,000                      10,000,000

Bank of Scotland Treasury
Services

2/16/00                           5.14                         5,000,000                       4,998,141

Barclays Bank PLC

3/25/99                           5.50                         11,000,000                      11,000,274

Bayerische Hypo-und
Vereinsbank AG

5/12/99                           4.89                         5,000,000                       5,000,000

Halifax PLC

8/31/99                           4.98                         5,000,000                       5,000,000

Westdeutsche Landesbank
Girozentrale

5/17/99                           4.90                         10,000,000                      10,000,000

                                                                                               45,998,415

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 16.0%

ABN-AMRO Bank NV

6/7/99                            5.76                         5,000,000                       4,999,229

Bank of Scotland Treasury
Services

4/2/99                            4.88 (b)                     5,000,000                       4,997,500

Banque Nationale de Paris

3/17/99                           5.32                         10,000,000                      10,000,000

Barclays Bank PLC

3/23/99                           5.45                         10,000,000                      10,000,208

Bayerische Hypo-und
Vereinsbank AG

3/8/99                            4.85                         15,000,000                      15,000,000

3/10/99                           5.40                         5,000,000                       5,000,000

Credit Agricole Indosuez

4/30/99                           5.87                         5,000,000                       4,999,528

Deutsche Bank AG

2/16/00                           5.12                         10,000,000                      9,995,352

Landesbank Hessen-Thuringen

4/12/99                           5.07                         5,000,000                       5,000,057

Lloyds Bank PLC

5/17/99                           4.88                         40,000,000                      40,000,000

National Westminster Bank PLC

6/7/99                            5.75                         5,000,000                       4,999,132

RaboBank Nederland Coop.
Central

6/4/99                            5.75                         10,000,000                      9,998,255

9/2/99                            5.00                         5,000,000                       5,000,000

Societe Generale, France

3/22/99                           5.15                         5,000,000                       5,000,909

3/22/99                           5.20                         5,000,000                       5,000,880



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Swiss Bank Corp.

4/30/99                           5.87%                       $ 5,000,000                     $ 4,999,528

6/3/99                            5.75                         10,000,000                      9,998,273

Toronto Dominion Bank

6/4/99                            5.75                         10,000,000                      9,998,255

Westdeutsche Landesbank
Girozentrale

3/17/99                           5.14                         10,000,000                      10,000,000

                                                                                               174,987,106

TOTAL CERTIFICATES OF DEPOSIT                                                                  250,985,521

COMMERCIAL PAPER - 51.0%



AVCO Financial Services, Inc.

3/15/99                           5.15                         9,000,000                       8,982,220

Asset Securitization Coop.
Corp.

3/15/99                           5.28                         3,000,000                       2,993,933

3/19/99                           5.17                         3,000,000                       2,992,350

4/15/99                           5.14                         5,000,000                       4,968,438

4/15/99                           5.17                         5,000,000                       4,968,250

Associates Corp. of North
America

4/6/99                            4.86                         5,000,000                       4,975,900

Associates First Capital Corp.

3/24/99                           5.15                         7,000,000                       6,977,281

CIESCO L.P.

4/16/99                           4.88                         40,000,000                      39,753,644

Centric Capital Corp.

3/22/99                           4.89                         5,000,000                       4,985,796

5/14/99                           4.90                         5,000,000                       4,950,153

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

5/13/99                           4.89                         25,000,000                      24,755,146

5/14/99                           4.90                         5,000,000                       4,950,256

Commonwealth Bank of Australia

3/4/99                            4.86                         10,000,000                      9,995,975

8/10/99                           4.92                         4,000,000                       3,913,600

8/16/99                           4.95                         5,000,000                       4,887,300

Daimler-Chrysler North
America Corp.

4/20/99                           5.14                         8,260,000                       8,202,065

4/26/99                           5.07                         5,000,000                       4,961,267

5/20/99                           4.91                         12,000,000                      11,870,667

5/26/99                           4.90                         14,000,000                      13,838,129

Delaware Funding Corp.

3/9/99                            5.21                         30,396,000                      30,361,213

3/16/99                           4.91                         2,325,000                       2,320,253

Deutsche Bank Financial, Inc.

5/10/99                           4.90                         40,000,000                      39,623,556

Dresdner US Finance, Inc.

3/10/99                           5.16                         5,000,000                       4,993,625

Enterprise Funding Corp.

5/19/99                           4.91                         9,856,000                       9,751,102

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Falcon Asset Securitization

3/9/99                            5.18%                       $ 25,355,000                    $ 25,326,152

3/11/99                           4.89                         6,880,000                       6,870,712

3/22/99                           5.22                         4,310,000                       4,297,052

Ford Motor Credit Co.

3/5/99                            5.18                         30,000,000                      29,982,967

4/29/99                           4.87                         10,000,000                      9,921,333

General Electric Capital Corp.

7/26/99                           4.93                         30,000,000                      29,409,550

General Motors Acceptance Corp.

5/19/99                           4.90                         5,000,000                       4,946,894

Kitty Hawk Funding Corp.

3/12/99                           4.88                         1,399,000                       1,396,927

4/15/99                           4.90                         25,000,000                      24,848,125

Lehman Brothers Holdings, Inc.

3/9/99                            5.15                         3,000,000                       2,996,587

3/17/99                           5.16                         3,000,000                       2,993,173

MCI WorldCom, Inc.

3/26/99                           5.54                         2,000,000                       1,992,431

3/30/99                           5.02                         3,000,000                       2,987,917

5/5/99                            5.02                         2,000,000                       1,982,125

National Australia Funding,
Inc.

3/10/99                           5.41                         10,000,000                      9,986,825

Nationwide Building Society

5/11/99                           4.91                         41,500,000                      41,103,041

New Center Asset Trust

3/8/99                            5.17                         5,000,000                       4,995,042

4/22/99                           4.87                         25,000,000                      24,826,125

Newport Funding Corp.

5/19/99                           4.92                         5,000,000                       4,946,675

Nordbanken, North America, Inc.

3/1/99                            5.26                         5,000,000                       5,000,000

3/10/99                           5.15                         2,000,000                       1,997,460

Norddeutsche Landesbank
Girozentrale

8/5/99                            4.91                         10,000,000                      9,791,103

Norfolk Southern Corp.

3/4/99                            5.02                         3,000,000                       2,998,750

Preferred Receivables Funding
Corp.

3/3/99                            5.21                         5,000,000                       4,998,569

3/5/99                            5.23                         6,800,000                       6,796,094

3/16/99                           4.91                         5,000,000                       4,989,854

4/15/99                           4.86                         1,670,000                       1,659,959

Tyco International Group SA

3/25/99                           5.04                         5,000,000                       4,983,333

UBS Finance (Delaware), Inc.

4/5/99                            5.12                         20,000,000                      19,902,194

TOTAL COMMERCIAL PAPER                                                                        559,899,088

FEDERAL AGENCIES - 10.7%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

FANNIE MAE - 3.2%

Discount Notes - 3.2%

5/13/99                           4.81%                       $ 35,000,000                    $ 34,662,527

FEDERAL HOME LOAN BANK - 4.3%

Discount Notes - 4.3%

5/12/99                           4.81                         48,000,000                      47,543,998

FREDDIE MAC - 3.2%

Discount Notes - 3.2%

5/20/99                           4.81                         35,000,000                      34,630,556

TOTAL FEDERAL AGENCIES                                                                        116,837,081

BANK NOTES - 7.3%



First Union National Bank of
North Carolina

3/1/99                            4.99 (b)                     10,000,000                      10,000,000

3/1/99                            5.50                         15,000,000                      15,000,000

NationsBank NA

3/17/99                           5.30                         10,000,000                      10,000,000

4/13/99                           5.05                         20,000,000                      20,000,000

9/8/99                            5.01                         25,000,000                      25,000,000

TOTAL BANK NOTES                                                                               80,000,000

MASTER NOTES - 1.8%



Goldman Sachs Group L.P.

3/8/99                            5.30 (b)                     5,000,000                       5,000,000

J.P. Morgan Securities, Inc.

3/5/99                            4.91 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             20,000,000

MEDIUM-TERM NOTES - 5.0%



Bishops Gate Resources
Mortgage Trust

3/1/99                            5.14 (b)                     2,000,000                       2,000,000

General Motors Acceptance Corp.

3/16/99                           5.22                         28,000,000                      27,989,618

Goldman Sachs Group L.P.

4/7/99                            5.26 (b)(c)                  4,000,000                       4,000,000

Merrill Lynch & Co., Inc.

3/4/99                            5.21 (b)                     5,000,000                       4,999,745

Morgan Guaranty Trust Co., NY

3/29/99                           4.89 (b)                     10,000,000                      9,997,208

Norwest Corp.

4/22/99                           4.99 (b)                     4,000,000                       4,000,000

Premier Auto Trust

6/8/99                            5.41                         1,787,018                       1,786,912

TOTAL MEDIUM-TERM NOTES                                                                       54,773,483

SHORT-TERM NOTES - 0.9%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Capital One Funding Corp.
(1998-B)

3/5/99                            4.97% (b)                   $ 3,863,000                     $ 3,863,000

SMM Trust (1998-I)

3/29/99                           4.94 (a)(b)                  2,000,000                       2,000,000

Strategic Money Market Trust
(1998-B)

3/5/99                            4.94 (a)(b)                  4,000,000                       4,000,000

TOTAL SHORT-TERM NOTES                                                                         9,863,000


REPURCHASE AGREEMENTS - 0.4%

                              MATURITY AMOUNT

In a joint trading account    $ 4,349,761                        4,348,000
(U.S. Government
Obligations) dated 2/26/99
due 3/1/99  At 4.86%

TOTAL INVESTMENT IN                                        $ 1,096,706,173
SECURITIES - 100%

Total Cost for Income Tax Purposes                         $ 1,096,706,173

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,000,000 or 0.5% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

SECURITY                  ACQUISITION DATE  COST

Goldman Sachs Group L.P.  12/7/98           $ 4,000,000
5.26%, 4/7/99

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $4,000,000 and 0.4% of net assets.

MONEY MARKET PORTFOLIO

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                          FEBRUARY 28, 1999

ASSETS

Investment in securities, at                $ 1,096,706,173
value (including repurchase
agreements of $4,348,000) -
See accompanying schedule

Receivable for fund shares                   56,892,192
sold

Interest receivable                          7,249,940

Prepaid expenses                             46,521

 TOTAL ASSETS                                1,160,894,826

LIABILITIES

Payable to custodian bank      $ 7,589

Payable for investments         9,997,500
purchased

Payable for fund shares         24,110,193
redeemed

Distributions payable           300,137

Accrued management fee          126,721

Other payables and accrued      179,124
expenses

 TOTAL LIABILITIES                           34,721,264

NET ASSETS                                  $ 1,126,173,562

Net Assets consist of:

Paid in capital                             $ 1,126,173,562

NET ASSETS, for 1,126,106,672               $ 1,126,173,562
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,126,173,562
(divided by) 1,126,106,672
shares)

Maximum offering price per                   $1.03
share (100/97.00 of $1.00)

STATEMENT OF OPERATIONS

                             YEAR ENDED FEBRUARY 28, 1999

INTEREST INCOME                              $ 52,463,460

EXPENSES

Management fee                  $ 1,853,858

Transfer agent fees              2,010,926

Accounting fees and expenses     120,261

Non-interested trustees'         3,711
compensation

Custodian fees and expenses      19,989

Registration fees                599,928

Audit                            35,570

Legal                            5,015

Reports to shareholders          53,674

Miscellaneous                    1,085

 Total expenses before           4,704,017
reductions

 Expense reductions              (9,932)      4,694,085

NET INTEREST INCOME                           47,769,375

NET REALIZED GAIN (LOSS) ON                   54,995
INVESTMENTS

NET INCREASE IN NET ASSETS                   $ 47,824,370
RESULTING FROM OPERATIONS

OTHER INFORMATION Sales                      $ 1,708,692
charges paid to FDC

 Sales charges - Retained by                 $ 1,671,903
FDC

 Deferred sales charges                      $ 67,970
withheld   by FDC

 Expense reductions                          $ 4,200
Custodian credits

  Transfer agent credits                      5,732

                                             $ 9,932

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED FEBRUARY 28, 1999  YEAR ENDED FEBRUARY 28, 1998
ASSETS

Operations Net interest income   $ 47,769,375                  $ 41,842,077

 Net realized gain (loss)         54,995                        (6,232)

 NET INCREASE (DECREASE) IN       47,824,370                    41,835,845
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (47,769,375)                  (41,842,077)
from net interest income

Share transactions at net         6,779,151,867                 7,445,369,611
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  42,982,213                    38,682,466
distributions from net
interest income

 Cost of shares redeemed          (6,280,934,055)               (7,747,295,187)

 NET INCREASE (DECREASE) IN       541,200,025                   (263,243,110)
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       541,255,020                   (263,249,342)
IN NET ASSETS

NET ASSETS

 Beginning of period              584,918,542                   848,167,884

 End of period                   $ 1,126,173,562               $ 584,918,542




FINANCIAL HIGHLIGHTS

YEARS ENDED FEBRUARY 28,         1999         1998       1997       1996C      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .050         .051       .049       .054       .042
Operations Net interest
income

Less Distributions

From net interest income          (.050)       (.051)     (.049)     (.054)     (.042)

Net asset value, end of period   $ 1.000      $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN A                    5.08%        5.26%      5.02%      5.56%      4.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,126,174  $ 584,919  $ 848,168  $ 610,821  $ 573,144
(000 omitted)

Ratio of expenses to average      .50%         .56%       .56%       .59%       .65%
net assets

Ratio of expenses to average      .49% B       .56%       .56%       .59%       .65%
net assets after expense
reductions

Ratio of net interest income      5.03%        5.13%      4.92%      5.39%      4.19%
to average net assets


A TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
B FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
C FOR THE YEAR ENDED FEBRUARY
29.

NOTES TO FINANCIAL STATEMENTS

For the period ended February 28, 1999

1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-nine equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio (formerly American Gold Portfolio), Precious Metals and Minerals Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund (except for Medical Equipment and Systems Portfolio) is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable.

Medical Equipment and Systems Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year.

The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund.
Distributions are recorded on the ex-dividend date for all other funds.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see note 4).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to an annual rate that ranged from .58% to .60% of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the management fee was equivalent to an annual rate of
 .20% of the fund's average net assets. The income-based portion of this fee was equal to $298,684 or an annual rate of .03% of the fund's average net assets.

SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. A portion of these sales charges are reallowed to financial intermediaries. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All deferred sales charges are retained by FDC. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. During the period, the fund paid premiums of $55,825 to FIDFUNDS which are being amortized over one year.

EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other
Information" on each fund's Statement of Operations.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments

5. SECURITY LENDING.

Certain funds loaned securities to brokers who paid the funds negotiated lenders' fees. These fees are included in interest income. Each applicable fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the funds' operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.50% of average

7. EXPENSE REDUCTIONS - CONTINUED

net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced the expenses by $55,648 for Cyclical Industries Portfolio, and $45,350 for Natural Resources Portfolio.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR Capital, an affiliate of FMR, was record owner of more than 5% of the outstanding shares of the following funds:

BENEFICIAL INTEREST

                     %
FUND                 OWNERSHIP

Cyclical Industries  38.7
Natural Resources    15.7

9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and the Shareholders of Fidelity Select Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty funds constituting Fidelity Select Portfolios at February 28, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   April 19, 1999

DISTRIBUTIONS

The Board of Trustees of Fidelity Select Portfolios voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income for each of the following funds:

                                               AMOUNTS PER SHARE
                          RECORD &
FUND                      EX-DATE   PAY DATE  DIVIDENDS  CAPITAL GAINS
Air Transportation        4/1/99    4/5/99    $ -        $ 0.62
Biotechnology             4/1/99    4/5/99    $ -        $ 0.12
Brokerage and Investment
Management                4/1/99    4/5/99    $ 0.05     $ 0.33
Business Services and
Outsourcing               4/9/99    4/12/99   $ -        $ 0.37
Computers                 4/1/99    4/5/99    $ -        $ 3.92
Construction and Housing  4/9/99    4/12/99   $ -        $ 0.01
Consumer Industries       4/9/99    4/12/99   $ -        $ 0.71
Defense and Aerospace     4/1/99    4/5/99    $ -        $ 0.17
Developing Communications 4/9/99    4/12/99   $ -        $ 1.14
Energy                    4/1/99    4/5/99    $ 0.04     $ -
Environmental Services    4/9/99    4/12/99   $ -        $ 0.01
Financial Services        4/1/99    4/5/99    $ 0.29     $ 1.48
Food and Agriculture      4/1/99    4/5/99    $ 0.06     $ 1.00
Health Care               4/1/99    4/5/99    $ 0.03     $ 2.61
Home Finance              4/9/99    4/12/99   $ 0.12     $ 0.36
Industrial Equipment      4/9/99    4/12/99   $ -        $ 0.74
Insurance                 4/9/99    4/12/99   $ -        $ 3.65
Leisure                   4/1/99    4/5/99    $ -        $ 1.36
Medical Equipment and
Systems                   4/1/99    4/5/99    $ -        $ 0.36
Multimedia                4/9/99    4/12/99   $ -        $ 0.54
Natural Gas               4/9/99    4/12/99   $ 0.09     $ -
Regional Banks            4/9/99    4/12/99   $ 0.16     $ 2.09
Software and Computer
Services                  4/1/99    4/5/99    $ -        $ 2.30
Technology                4/1/99    4/5/99    $ -        $ 8.98
Telecommunications        4/1/99    4/5/99    $ -        $ 1.38
Transportation            4/9/99    4/12/99   $ -        $ 2.40
Utilities Growth          4/1/99    4/5/99    $ 0.12     $ 3.52

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money Management, Inc.,
 Merrimack, NH, MONEY MARKET FUND

Fidelity Management & Research
 (U.K.) Inc., London, England

Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND
Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND
John Todd, VICE PRESIDENT, MONEY MARKET FUND
Stanley N. Griffith, VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIANS

Brown Brothers Harriman & Co.
Boston, MA

 and

The Bank of New York
New York, NY

CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* INDEPENDENT TRUSTEES

FIDELITY SELECT PORTFOLIOS
CONSUMER SECTOR

Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing

CYCLICALS SECTOR

Air Transportation
Automotive
Chemicals
Cyclical Industries
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation

FINANCIAL SERVICES SECTOR

Brokerage and Investment Management
Financial Services
Home Finance
Insurance
Regional Banks

HEALTH CARE SECTOR

Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems

NATURAL RESOURCES SECTOR

Energy
Energy Service
Gold
Natural Resources
Precious Metals and Minerals

TECHNOLOGY SECTOR

Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology

UTILITIES SECTOR

Natural Gas
Telecommunications
Utilities Growth
Money Market

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777

Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark) (automated graphic)
1-800-544-5555

(automated graphic) AUTOMATED LINE FOR QUICKEST SERVICE

(Fidelity logo graphic)(registered trademark)
P.O. Box 193
Boston, MA 02101

BULK RATE
U.S. Postage
PAID
Fidelity
Investments

(recycle logo) Printed on Recycled Paper

SEL-ANN-0499  74113
1.701407.101



FIDELITY(REGISTERED TRADEMARK)
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)

AIR TRANSPORTATION
AUTOMOTIVE
BANKING (FORMERLY REGIONAL BANKS)
BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT
BUSINESS SERVICES AND OUTSOURCING
CHEMICALS
COMPUTERS
CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES
CYCLICAL INDUSTRIES
DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS
ELECTRONICS
ENERGY
ENERGY SERVICE
ENVIRONMENTAL SERVICES
FINANCIAL SERVICES
FOOD AND AGRICULTURE
GOLD
HEALTH CARE
HOME FINANCE
INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS
INSURANCE
LEISURE
MEDICAL DELIVERY
MEDICAL EQUIPMENT AND SYSTEMS
MONEY MARKET
MULTIMEDIA
NATURAL GAS
NATURAL RESOURCES
PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS
RETAILING
SOFTWARE AND COMPUTER SERVICES
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES GROWTH

SEMIANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS



PERFORMANCE OVERVIEW       4

FUND UPDATES*

CONSUMER SECTOR            6                              CONSUMER INDUSTRIES
                           13                             FOOD AND AGRICULTURE
                           19                             LEISURE
                           25                             MULTIMEDIA
                           31                             RETAILING

CYCLICALS SECTOR           36                             AIR TRANSPORTATION
                           41                             AUTOMOTIVE
                           47                             CHEMICALS
                           52                             CONSTRUCTION AND HOUSING
                           58                             CYCLICAL INDUSTRIES
                           64                             DEFENSE AND AEROSPACE
                           69                             ENVIRONMENTAL SERVICES
                           74                             INDUSTRIAL EQUIPMENT
                           80                             INDUSTRIAL MATERIALS
                           86                             PAPER AND FOREST PRODUCTS
                           91                             TRANSPORTATION

FINANCIAL SERVICES SECTOR  96                             BANKING
                           101                            BROKERAGE AND INVESTMENT MANAGEMENT
                           107                            FINANCIAL SERVICES
                           113                            HOME FINANCE
                           119                            INSURANCE

HEALTH CARE SECTOR         124                            BIOTECHNOLOGY
                           130                            HEALTH CARE
                           136                            MEDICAL DELIVERY
                           141                            MEDICAL EQUIPMENT AND SYSTEMS

NATURAL RESOURCES SECTOR   146                            ENERGY
                           152                            ENERGY SERVICE
                           158                            GOLD
                           164                            NATURAL RESOURCES
                           170                            PRECIOUS METALS AND MINERALS


* FUND UPDATES FOR EACH SELECT PORTFOLIO INCLUDE: PERFORMANCE AND
INVESTMENT SUMMARY, MANAGER'S OVERVIEW, INVESTMENTS, AND FINANCIAL
STATEMENTS.

TECHNOLOGY SECTOR              176                      BUSINESS SERVICES AND OUTSOURCING
                               182                      COMPUTERS
                               189                      DEVELOPING COMMUNICATIONS
                               195                      ELECTRONICS
                               201                      SOFTWARE AND COMPUTER SERVICES
                               207                      TECHNOLOGY

UTILITIES SECTOR               214                      NATURAL GAS
                               220                      TELECOMMUNICATIONS
                               226                      UTILITIES GROWTH

                               231                      MONEY MARKET

NOTES TO FINANCIAL STATEMENTS  238                      FOOTNOTES TO THE FINANCIAL
                                                        STATEMENTS




Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

PERFORMANCE OVERVIEW

DEAR SHAREHOLDER:

A rotation from large-cap growth stocks to value and cyclical shares, two interest-rate hikes by the Federal Reserve Board and a significant rebound in oil prices were three of the stories dominating financial headlines during the six-month period ending August 31, 1999. In that time, the Standard & Poor's 500 Index (S&P 500 (registered trademark))
- a large-capitalization index based on the performance of 500 widely held stocks - returned 7.32%. Reflecting the capitalization shift, the Russell 2000 - a popular measure of small-cap stocks - outperformed the S&P 500, returning 9.91%. For the same period, the Dow Jones Industrial Average - an index of 30 blue-chip stocks - increased 17.24%. Meanwhile, the NASDAQ Composite Index, which measures the performance of over-the-counter - predominantly technology - stocks, returned 19.91%.

Of the 39 Select equity portfolios, 22 topped the S&P 500's six-month return, while 24 of the 39 beat their respective Goldman Sachs index - a market proxy that measures the performance of companies within the Select portfolios' sector concentrations. The best-performing Select portfolio for the period was Energy Service, which gained 83.80%. Environmental Services posted the lowest return, falling 10.97%. Also, effective August 2, 1999, Select Regional Banks Portfolio changed its name to Select Banking Portfolio.

At the period's outset in March, a handful of large-cap growth stocks
- particularly in the technology sector - continued to set the pace for bullish equity market performance. By the beginning of the second quarter, however, market conditions began to change. The global economy began to improve, due in large part to the willingness of central banks worldwide to adopt generally easier monetary policies. This environment proved favorable for small- and mid-cap value stocks and the economically sensitive cyclical stocks. Their relatively low valuations proved quite compelling compared to their expensive, large-cap growth counterparts. Consequently, a sharp rotation into value and cyclical names dominated the second quarter of 1999. At the same time, the price of oil began to surge. With OPEC's production cuts and growing global demand, the price of oil jumped from approximately $11 per barrel at the beginning of the six-month period to around $22 per barrel at the end of August.

Late in the second quarter, fears of an overheating domestic economy - and thus, inflation - caused the Federal Reserve Board to switch from a neutral bias to one favoring a hike in the federal funds target rate. That inclination became reality on June 30, as the Fed announced a 0.25 percentage point increase. The Board hiked rates again by the same amount on August 24. Although it immediately switched to a neutral bias following each increase, the majority of market watchers anticipated another jump in key short-term interest rates later in 1999.

Turning to individual sector performance for the six-month period ending August 31, 1999, the CONSUMER sector was hampered by inflation fears and rising interest rates. Despite still robust consumer demand, stocks in the Retailing fund were particularly hard-hit as investors anticipated an economic slowdown. Strong picks in broadcasting stocks helped the Multimedia and Leisure portfolios outpace their Goldman Sachs index. Earnings shortfalls and an inability to increase prices hurt companies held by Food and Agriculture. Inflation and interest-rate fears caused Consumer Industries to stumble slightly.

The healthy returns of CYCLICAL stocks mirrored the growth of an improving global economy. Eight of the 11 Select cyclical portfolios beat their Goldman Sachs benchmark, led by Paper and Forest Products, which surged due to increased global consumption. Transportation doubled the benchmark's return on the strength of said stock picking. Higher base metal prices spurred the strong returns of Industrial Materials. Chemicals and Cyclical Industries did very well, primarily due to improved Asian demand. Larger military budgets worldwide benefited many stocks in Defense and Aerospace. The improved overseas economy and higher commodity prices led to index-beating performance by Industrial Equipment. The strong showing of regional airline stocks propelled Air Transportation to a solid return. But rising auto loan and lease rates subdued Automotive's return, while Construction and Housing suffered from the effects of interest-rate jitters on the housing market. Difficulty in assimilating acquisitions in the solid waste industry caused companies held in Environmental Services to fare the worst in the group.

Rising interest rates took their toll on the FINANCIAL SERVICES sector, despite the generally sound fundamentals of the group. The newly named Banking Portfolio and Home Finance suffered subpar performance in light of the Fed's more hostile monetary policy. However, thanks to strong stock selection, Insurance, Financial Services, and Brokerage and Investment Management all beat their Goldman Sachs benchmark.

The HEALTH CARE sector encountered a host of challenges during the period. Reduced Medicare reimbursements plagued Medical Delivery. Pharmaceuticals fell out of favor during the market's shift from growth to value, causing Health Care's return to fall. Biotechnology, however, enjoyed exceptional returns on the heels of biotech R&D breakthroughs. Medical Equipment and Systems also beat its benchmark, helped by its lack of pharmaceuticals exposure.

The period's big sector winner was NATURAL RESOURCES. OPEC production limitations, rebounding oil prices and increased demand were the main factors that drove the performance of Natural Resources, Energy and Energy Service, each returning in excess of 50%. However, the low prices of gold left Gold and Precious Metals and Minerals with only marginally positive returns.

The TECHNOLOGY sector continued its run of exceptional performance. A boon in the semiconductor industry helped Electronics and Technology record impressive returns. The strong performance of Internet stocks boosted Computers. Developing Communications and Software and Computer Services both had double-digit returns, but underperformed the Goldman Sachs benchmark given the index's greater exposure to semiconductor stocks. Business Services and Outsourcing also did well, but its focus on services companies precluded it from owning the hardware and software stocks which helped fuel the Goldman Sachs benchmark.

Within the UTILITIES sector, robust demand for data and wireless communications helped Telecommunications, while Utilities Growth was helped by investments in independent power producers. Both outperformed their Goldman Sachs benchmark. Natural Gas also outperformed the index as both the price of and demand for the commodity greatly increased during the period.

In the pages that follow, you'll find detailed summaries for each of the Select portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,
William R. Ebsworth
Group Leader, FMR Research
Select Group Leader

CUMULATIVE TOTAL RETURNS

FOR THE SIX MONTHS ENDED AUGUST 31, 1999

Energy Service                          Row: 1, Col: 1, Value: 83.8               83.80%
Energy                                  Row: 2, Col: 1, Value: 54.54              54.54%
Natural Resources                       Row: 3, Col: 1, Value: 52.98              52.98%
Natural Gas                             Row: 4, Col: 1, Value: 49.45              49.45%
Electronics                             Row: 5, Col: 1, Value: 44.66              44.66%
Technology                              Row: 6, Col: 1, Value: 36.44              36.44%
Biotechnology                           Row: 7, Col: 1, Value: 32.19000000000001  32.19%
Computers                               Row: 8, Col: 1, Value: 30.14              30.14%
Paper & Forest Products                 Row: 9, Col: 1, Value: 24.23              24.23%
Developing Communications               Row: 10, Col: 1, Value: 22.58             22.58%
Industrial Equipment                    Row: 11, Col: 1, Value: 17.75             17.75%
Chemicals                               Row: 12, Col: 1, Value: 17.07             17.07%
Transportation                          Row: 13, Col: 1, Value: 16.99             16.99%
Telecommunications                      Row: 14, Col: 1, Value: 16.42             16.42%
Air Transportation                      Row: 15, Col: 1, Value: 14.86             14.86%
Defense & Aerospace                     Row: 16, Col: 1, Value: 13.92             13.92%
Industrial Materials                    Row: 17, Col: 1, Value: 12.84             12.84%
Cyclical Industries                     Row: 18, Col: 1, Value: 12.47             12.47%
Utilities Growth                        Row: 19, Col: 1, Value: 11.67             11.67%
Software & Computer Services            Row: 20, Col: 1, Value: 11.04             11.04%
Medical Equipment & Systems             Row: 21, Col: 1, Value: 9.51               9.51%
Business Services & Outsourcing         Row: 22, Col: 1, Value: 8.529999999999999  8.53%
S&P 500                                 Row: 23, Col: 2, Value: 7.319999999999999  7.32%
Multimedia                              Row: 24, Col: 1, Value: 5.67               5.67%
Automotive                              Row: 25, Col: 1, Value: 3.31               3.31%
Leisure                                 Row: 26, Col: 1, Value: 3.14               3.14%
Brokerage & Investment Management       Row: 27, Col: 1, Value: 2.36               2.36%
Precious Metals & Minerals              Row: 28, Col: 1, Value: 1.09               1.09%
Gold                                    Row: 29, Col: 1, Value: 0.78               0.78%
Insurance                               -1.49%                                    Row: 30, Col: 1, Value: -1.49
Health Care                             -2.02%                                    Row: 31, Col: 1, Value: -2.02
Consumer Industries                     -2.06%                                    Row: 32, Col: 1, Value: -2.06
Financial Services                      -2.84%                                    Row: 33, Col: 1, Value: -2.84
Home Finance                            -4.84%                                    Row: 34, Col: 1, Value: -4.84
Banking                                 -4.87%                                    Row: 35, Col: 1, Value: -4.87
Construction & Housing                  -5.68%                                    Row: 36, Col: 1, Value: -5.68
Food & Agriculture                      -6.53%                                    Row: 37, Col: 1, Value: -6.53
Medical Delivery                        -9.96%                                    Row: 38, Col: 1, Value: -9.960000000000001
Retailing                               -10.67%                                   Row: 39, Col: 1, Value: -10.67
Environmental Services                  -10.97%                                   Row: 40, Col: 1, Value: -10.97



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
TOTAL RETURNS INCLUDE CHANGES IN A FUND'S SHARE PRICE,
PLUS REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS BUT
DO NOT INCLUDE SELECT'S 3% SALES CHARGE, AND CERTAIN FEES PAID BY SHAREHOLDERS UPON EXCHANGE OR REDEMPTION.
FIGURES FOR THE STANDARD & POOR'S 500 INDEX, A MARKET CAPITALIZATION-WEIGHTED INDEX OF COMMON STOCKS, INCLUDE REINVESTMENT OF DIVIDENDS. S&P 500 IS A REGISTERED TRADEMARK OF STANDARD & POOR'S. ALL PERFORMANCE NUMBERS ARE HISTORICAL; EACH EQUITY FUND'S SHARE PRICE AND RETURN WILL VARY AND SHAREHOLDERS MAY HAVE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES FOR SOME OF THE FUNDS, THOSE RETURNS WOULD HAVE BEEN LOWER.

CONSUMER INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT CONSUMER INDUSTRIES          -2.06%         26.36%       147.66%       335.22%

SELECT CONSUMER INDUSTRIES          -5.07%         22.49%       140.16%       322.09%
(LOAD ADJ.)

S&P 500                             7.32%          39.82%       206.52%       362.65%

GS Consumer Industries              -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT CONSUMER INDUSTRIES      26.36%       19.89%        17.40%

SELECT CONSUMER INDUSTRIES      22.49%       19.15%        17.01%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        18.19%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Consumer Industries         S&P 500
             00517                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       9670.90                     9968.00
  1990/08/31       8943.40                     9066.89
  1990/09/30       8439.00                     8625.34
  1990/10/31       8749.40                     8588.25
  1990/11/30       9234.40                     9143.05
  1990/12/31       9593.72                     9398.14
  1991/01/31       9808.43                     9807.90
  1991/02/28      10569.68                    10509.16
  1991/03/31      11077.18                    10763.48
  1991/04/30      10950.31                    10789.32
  1991/05/31      11477.33                    11255.41
  1991/06/30      10911.27                    10739.92
  1991/07/31      11623.72                    11240.40
  1991/08/31      12101.94                    11506.79
  1991/09/30      11994.59                    11314.63
  1991/10/31      12375.21                    11466.25
  1991/11/30      11857.95                    11004.16
  1991/12/31      13290.07                    12263.03
  1992/01/31      13379.46                    12034.94
  1992/02/29      13836.37                    12191.39
  1992/03/31      13677.45                    11953.66
  1992/04/30      13717.18                    12305.10
  1992/05/31      13627.78                    12365.39
  1992/06/30      13015.69                    12181.15
  1992/07/31      13388.15                    12679.36
  1992/08/31      13253.65                    12419.43
  1992/09/30      13377.81                    12565.98
  1992/10/31      13595.08                    12609.96
  1992/11/30      14246.90                    13039.96
  1992/12/31      14427.78                    13200.35
  1993/01/31      14331.67                    13311.24
  1993/02/28      13851.10                    13492.27
  1993/03/31      14662.73                    13776.96
  1993/04/30      14566.61                    13443.55
  1993/05/31      15719.98                    13803.84
  1993/06/30      15730.66                    13843.87
  1993/07/31      15880.17                    13788.50
  1993/08/31      16916.07                    14311.08
  1993/09/30      17289.85                    14200.89
  1993/10/31      17823.81                    14494.84
  1993/11/30      17428.68                    14357.14
  1993/12/31      17987.73                    14530.86
  1994/01/31      17835.98                    15024.91
  1994/02/28      17789.29                    14617.74
  1994/03/31      16645.36                    13980.40
  1994/04/30      16823.06                    14159.35
  1994/05/31      16600.01                    14391.57
  1994/06/30      15684.31                    14038.97
  1994/07/31      16106.94                    14499.45
  1994/08/31      17046.12                    15093.93
  1994/09/30      16729.15                    14724.13
  1994/10/31      17057.86                    15055.42
  1994/11/30      16224.34                    14507.10
  1994/12/31      16716.09                    14722.24
  1995/01/31      16569.67                    15103.99
  1995/02/28      16972.32                    15692.59
  1995/03/31      17435.98                    16155.68
  1995/04/30      17815.10                    16631.47
  1995/05/31      18145.91                    17296.23
  1995/06/30      18133.66                    17698.02
  1995/07/31      18893.31                    18284.88
  1995/08/31      18856.56                    18330.78
  1995/09/30      19861.26                    19104.34
  1995/10/31      20755.69                    19036.14
  1995/11/30      21980.94                    19871.82
  1995/12/31      21446.67                    20254.55
  1996/01/31      21446.67                    20944.02
  1996/02/29      22065.08                    21138.17
  1996/03/31      22844.29                    21341.73
  1996/04/30      23611.12                    21656.31
  1996/05/31      24835.58                    22214.82
  1996/06/30      24711.90                    22299.46
  1996/07/31      22015.61                    21314.27
  1996/08/31      22361.92                    21763.79
  1996/09/30      23809.01                    22988.66
  1996/10/31      23994.54                    23622.68
  1996/11/30      24674.80                    25408.32
  1996/12/31      24266.64                    24904.98
  1997/01/31      25355.05                    26461.05
  1997/02/28      25552.95                    26668.50
  1997/03/31      24798.48                    25572.69
  1997/04/30      24984.00                    27099.38
  1997/05/31      26715.57                    28749.19
  1997/06/30      28026.61                    30037.16
  1997/07/31      29646.86                    32427.21
  1997/08/31      28929.50                    30610.64
  1997/09/30      31836.05                    32287.18
  1997/10/31      31205.27                    31208.79
  1997/11/30      32541.05                    32653.45
  1997/12/31      33501.90                    33214.11
  1998/01/31      33331.18                    33581.45
  1998/02/28      35865.82                    36003.35
  1998/03/31      37888.28                    37847.08
  1998/04/30      37655.37                    38227.82
  1998/05/31      37857.53                    37570.69
  1998/06/30      39717.39                    39096.81
  1998/07/31      38976.14                    38680.43
  1998/08/31      33410.05                    33088.01
  1998/09/30      33612.21                    35207.63
  1998/10/31      37709.28                    38071.42
  1998/11/30      39825.21                    40378.93
  1998/12/31      42711.33                    42705.56
  1999/01/31      43537.91                    44491.51
  1999/02/28      43104.29                    43108.71
  1999/03/31      43781.82                    44833.49
  1999/04/30      44389.79                    46569.89
  1999/05/31      43600.58                    45470.38
  1999/06/30      45386.69                    47993.98
  1999/07/31      43946.72                    46495.61
  1999/08/31      42209.00                    46265.46
IMATRL PRASUN   SHR__CHT 19990831 19990915 140414 R00000000000113

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $42,209 - a 322.09% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,265
- a 362.65% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST 31, 1999
                               % OF FUND'S NET ASSETS

Procter & Gamble Co.            7.2

Wal-Mart Stores, Inc.           5.7

Philip Morris Companies, Inc.   5.3

Home Depot, Inc.                3.0

Time Warner, Inc.               2.4

McDonald's Corp.                2.2

Gillette Co.                    2.0

Disney (Walt) Co.               1.9

AT&T Corp. (Liberty Media       1.8
Group) Class A

Clorox Co.                      1.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Household Products 14.6%
Broadcasting 12.0%
General Merchandise Stores 9.7%
Foods 7.5%
Retail & Wholesale,
Miscellaneous 6.0%
All Others 50.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 50.2
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 12.0
Row: 1, Col: 6, Value: 14.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CONSUMER INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Doug Chase)
(photograph of John Porter)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, John Porter (right) became Portfolio Manager of Fidelity Select Consumer Industries Portfolio. The following is an interview with Doug Chase, who managed the fund during the period covered by this report, with comments from John Porter on his outlook.

Q. HOW DID THE FUND PERFORM, DOUG?

D.C. During the six- and 12-month periods that ended August 31, 1999, the fund returned -2.06% and 26.36%, respectively. This performance was in line with the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74% over the same six- and 12-month periods, respectively. The Standard and Poor's 500 Index produced returns of 7.32% and 39.82%, respectively, during those same periods.

Q. WHAT FACTORS SHAPED THE FUND'S PERFORMANCE DURING THE PERIOD?

D.C. Our deep bench of research analysts did a good job of identifying the winners and losers within the consumer industries over the past six months. Together, we were generally successful in picking the right companies and moving money between consumer industry sectors on a timely basis. Having a healthy underweighting in Coca-Cola proved especially beneficial, as the company suffered from poor earnings growth and a massive recall in Europe. Still, many consumer stocks traded down during the period despite strong company fundamentals and above-average domestic consumer spending levels. Much of their falloff can be attributed to an increasingly uncertain economic environment, marked by concerns about inflation and rising interest rates. This backdrop, together with the fund's underweighting in several strong office and computer product retailing names, weighed heavily on performance for much of the period. Conversely, the fund benefited from strong stock picking in household products and broadcasting stocks.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

D.C. Wal-Mart soared due to strong sales growth fueled by robust consumer demand and superior inventory and pricing. The Limited, also benefiting from the sharp rise in consumer confidence, rallied around improving sales, which resulted from a rotation in its product line to a younger target audience. As majority owner of Intimate Brands, operator of Victoria's Secret and Bath & Body Works, this stock also was rewarded for strong performance within these businesses. CBS was a particularly good performer, enjoying healthy returns in both its radio and television divisions.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

D.C. Disney suffered from a host of problems, including a loss of creative talent, higher costs associated with making animated films and increased competition from other studios. Weak company-store sales and declining revenues from home-video releases also pressured its stock. The market continued to punish shares of Philip Morris for its litigation troubles. Saks' earnings suffered after its buyout by national retailer Proffitt's last September, as the joint concern faced the challenges associated with combining the two operations.

Q. TURNING TO YOU, JOHN, WHAT'S YOUR OUTLOOK?

J.P. Facing the prospect of rising interest rates, the market is saying that it thinks the U.S. economy is going to slow, which could change consumer expenditure patterns dramatically. I'm comfortable with the fund's current defensive positioning - underweighting the more economically sensitive retailing stocks and overweighting supermarkets and drug chains, which tend to be defensive. It's important to keep in mind that if consumer spending continues to be driven primarily by market gains, investors could be in for a bumpy ride. The situation last fall proved how fast consumers could flee a falling market. I'm not looking to change the fund's defensive positioning until we see some semblance of order in the marketplace. Until then, I will keep a close eye on relative valuations and rely on Fidelity's research strength in picking the right stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 517

TRADING SYMBOL: FSCPX

SIZE: as of August 31, 1999, more than $68 million

MANAGER: John Porter, since September 1999;
manager, Fidelity Advisor Consumer Industries
Fund, since September 1999; Fidelity Select
Software and Computer Services Portfolio,
1997-1999; Fidelity Select Medical Delivery
Portfolio, 1998-1999; Fidelity Select
Multimedia Portfolio, 1996-1997; joined
Fidelity in 1995

CONSUMER INDUSTRIES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.5%

                                 SHARES                   VALUE (NOTE 1)

ADVERTISING - 1.3%

Interpublic Group of              7,600                   $ 301,150
Companies, Inc.

Omnicom Group, Inc.               7,400                    557,775

                                                           858,925

APPAREL STORES - 3.0%

Abercrombie & Fitch Co. Class     5,900                    205,763
A (a)

American Eagle Outfitters,        2,500                    98,125
Inc. (a)

AnnTaylor Stores Corp. (a)        4,700                    155,688

Claire's Stores, Inc.             5,200                    97,825

Gap, Inc.                         13,337                   521,810

Limited, Inc. (The)               10,501                   397,725

Payless ShoeSource, Inc. (a)      2,700                    134,663

TJX Companies, Inc.               11,100                   320,513

Too, Inc. (a)                     1,285                    22,568

Venator Group, Inc. (a)           16,000                   114,000

                                                           2,068,680

AUTOS, TIRES, & ACCESSORIES -
0.4%

AutoNation, Inc. (a)              23,300                   301,444

BEVERAGES - 4.9%

Anheuser-Busch Companies,         7,200                    554,400
Inc.

Canandaigua Wine, Inc. Class      5,300                    306,738
A (a)

Celestial Seasonings, Inc. (a)    18,800                   373,650

Coca-Cola Co. (The)               1,100                    65,794

Coors (Adolph) Co. Class B        7,800                    445,088

Golden State Vinters, Inc.        26,700                   160,200
Class B (a)

PepsiCo, Inc.                     19,000                   648,375

Seagram Co. Ltd.                  11,100                   589,397

Whitman Corp.                     11,100                   185,231

                                                           3,328,873

BROADCASTING - 12.0%

AMFM, Inc. (a)                    3,600                    177,300

AT&T Corp. (Liberty Media         39,500                   1,264,000
Group)  Class A (a)

Cablevision Systems Corp.         3,500                    245,000
Class A (a)

CBS Corp. (a)                     21,500                   1,010,500

Clear Channel Communications,     6,038                    423,037
Inc. (a)

Comcast Corp.:

Class A                           3,500                    103,031

Class A (special)                 15,900                   518,738

Cox Communications, Inc.          16,400                   609,875
Class A (a)

E.W. Scripps Co. Class A          2,100                    100,800

EchoStar Communications Corp.     1,300                    108,713
 Class A (a)

Infinity Broadcasting Corp.       4,300                    116,369
Class A

MediaOne Group, Inc.              14,800                   973,100

Nielsen Media Research, Inc.      4,100                    150,419
(a)



                                 SHARES                   VALUE (NOTE 1)

Sinclair Broadcast Group,         7,800                   $ 126,750
Inc.  Class A (a)

Time Warner, Inc.                 27,745                   1,645,625

UnitedGlobalCom, Inc. (a)         2,200                    161,150

USA Networks, Inc. (a)            10,900                   489,138

                                                           8,223,545

BUILDING MATERIALS - 0.4%

Fortune Brands, Inc.              8,200                    307,500

CELLULAR - 0.2%

Rogers Communications, Inc.       6,600                    116,080
Class B (non-vtg.) (a)

COMPUTER SERVICES & SOFTWARE
- 0.6%

At Home Corp. Series A (a)        4,800                    192,600

Galileo International, Inc.       2,700                    130,950

Sykes Enterprises, Inc. (a)       3,500                    84,000

                                                           407,550

CONSUMER ELECTRONICS - 0.4%

Gemstar International Group       3,700                    255,300
Ltd. (a)

DRUG STORES - 2.0%

CVS Corp.                         19,054                   794,314

Walgreen Co.                      24,300                   563,456

                                                           1,357,770

ENTERTAINMENT - 5.6%

Carnival Corp.                    14,300                   639,031

Disney (Walt) Co.                 46,300                   1,284,825

King World Productions, Inc.      8,200                    312,625
(a)

Royal Carribean Cruises Ltd.      6,900                    323,006

SFX Entertainment, Inc. Class     4,650                    191,522
A (a)

Viacom, Inc.:

Class A (a)                       2,800                    118,475

Class B (non-vtg.) (a)            22,200                   933,788

                                                           3,803,272

FOODS - 7.5%

American Italian Pasta Co.        11,700                   327,600
Class A (a)

Archer-Daniels-Midland Co.        3,538                    45,994

Aurora Foods, Inc. (a)            5,900                    99,563

Bestfoods                         7,000                    343,875

Corn Products International,      14,550                   473,784
Inc.

Dean Foods Co.                    5,700                    229,425

Earthgrains Co.                   7,800                    188,175

Flowers Industries, Inc.          10,700                   169,194

General Mills, Inc.               3,900                    326,625

Groupe Danone                     700                      173,375

Hormel Foods Corp.                3,500                    140,875

IBP, Inc.                         7,400                    169,738

Interstate Bakeries Corp.         4,000                    95,750

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

FOODS - CONTINUED

Keebler Foods Co. (a)             25,100                  $ 748,294

Kellogg Co.                       6,600                    234,713

Nabisco Holdings Corp. Class A    10,500                   412,781

Quaker Oats Co.                   6,400                    427,600

Sara Lee Corp.                    21,700                   481,469

                                                           5,088,830

GENERAL MERCHANDISE STORES -
9.7%

Ames Department Stores, Inc.      3,800                    111,625
(a)

Consolidated Stores Corp. (a)     10,728                   172,989

Dayton Hudson Corp.               16,900                   980,200

Dollar General Corp.              6,075                    157,950

Dollar Tree Stores, Inc. (a)      1,500                    49,500

Federated Department Stores,      10,700                   492,200
Inc. (a)

Nordstrom, Inc.                   5,500                    155,719

Saks, Inc. (a)                    28,543                   479,879

Stein Mart, Inc. (a)              12,700                   88,106

Wal-Mart Stores, Inc.             88,300                   3,912,794

                                                           6,600,962

GROCERY STORES - 4.5%

Albertson's, Inc.                 14,323                   686,609

Fleming Companies, Inc.           15,800                   190,588

Kroger Co. (a)                    38,900                   899,563

Safeway, Inc. (a)                 20,500                   954,531

U.S. Foodservice (a)              18,000                   374,625

                                                           3,105,916

HOUSEHOLD PRODUCTS - 14.6%

Alberto-Culver Co. Class A        5,100                    109,969

Avon Products, Inc.               18,900                   829,238

Clorox Co.                        23,156                   1,047,809

Colgate-Palmolive Co.             14,800                   791,800

Gillette Co.                      29,400                   1,370,775

Procter & Gamble Co.              49,500                   4,912,862

Unilever NV                       3,100                    16,785

Unilever NV NY Shares             12,196                   840,000

Yankee Candle Co., Inc. (a)       3,200                    57,000

                                                           9,976,238

LEISURE DURABLES & TOYS - 0.8%

Harley-Davidson, Inc.             3,800                    207,100

Hasbro, Inc.                      11,050                   270,034

Mattel, Inc.                      3,300                    70,331

                                                           547,465

LODGING & GAMING - 1.5%

Gtech Holdings Corp. (a)          6,800                    171,700

Marriott International, Inc.      5,100                    174,675
Class A



                                 SHARES                   VALUE (NOTE 1)

Prime Hospitality Corp. (a)       16,300                  $ 151,794

Promus Hotel Corp. (a)            8,200                    238,313

Starwood Hotels & Resorts         5,200                    123,825
Worldwide, Inc.

Sun International Hotels Ltd.     2,100                    61,163
(a)

WMS Industries, Inc. (a)          11,200                   121,800

                                                           1,043,270

PACKAGING & CONTAINERS - 1.3%

Corning, Inc.                     6,300                    418,950

Tupperware Corp.                  19,800                   446,738

                                                           865,688

PAPER & FOREST PRODUCTS - 0.6%

Kimberly-Clark Corp.              7,100                    404,256

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       4,000                    125,500

PUBLISHING - 3.6%

Gannet, Inc.                      7,500                    509,531

Harcourt General, Inc.            1,900                    83,244

Harte Hanks Communications,       3,300                    74,044
Inc.

Knight-Ridder, Inc.               2,100                    113,269

McGraw-Hill Companies, Inc.       7,700                    397,994

Meredith Corp.                    6,900                    239,344

New York Times Co. (The)          5,400                    210,938
Class A

Playboy Enterprises, Inc.         4,400                    92,675
Class B (a)

Reader's Digest Association,      11,900                   371,875
Inc.  Class A (non-vtg.)

Tribune Co.                       4,000                    373,250

                                                           2,466,164

RESTAURANTS - 3.5%

CEC Entertainment, Inc. (a)       5,100                    142,163

Foodmaker, Inc. (a)               4,300                    99,169

McDonald's Corp.                  35,900                   1,485,363

Outback Steakhouse, Inc. (a)      8,400                    248,850

Papa John's International,        2,000                    79,500
Inc. (a)

Sizzler International, Inc.       20,700                   51,750
(a)

Tricon Global Restaurants,        7,400                    300,625
Inc. (a)

                                                           2,407,420

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.0%

Action Performance Companies,     4,000                    98,750
Inc. (a)

Bed Bath & Beyond, Inc. (a)       3,800                    104,500

Circuit City Stores, Inc. -       15,600                   670,800
Circuit City Group

Home Depot, Inc.                  33,600                   2,053,800

Lowe's Companies, Inc.            12,700                   574,675

Office Depot, Inc. (a)            9,750                    101,766

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

PETsMART, Inc. (a)                34,600                  $ 166,513

Staples, Inc. (a)                 15,775                   343,106

                                                           4,113,910

SERVICES - 2.9%

ACNielsen Corp. (a)               9,600                    240,000

Block (H&R), Inc.                 2,800                    155,750

Cendant Corp. (a)                 20,900                   374,894

Modis Professional Services,      4,800                    75,900
Inc. (a)

NCO Group, Inc. (a)               5,400                    245,700

Profit Recovery Group             3,000                    114,188
International, Inc. (a)

ServiceMaster Co.                 6,350                    104,775

Snyder Communications, Inc.       4,000                    81,500
(a)

True North Communications         5,800                    191,038

Viad Corp.                        12,400                   371,225

                                                           1,954,970

TEXTILES & APPAREL - 0.7%

Jones Apparel Group, Inc. (a)     5,100                    132,281

Liz Claiborne, Inc.               3,600                    132,300

NIKE, Inc. Class B                4,300                    198,875

                                                           463,456

TOBACCO - 5.3%

Philip Morris Companies, Inc.     97,600                   3,653,900

TOTAL COMMON STOCKS                                       63,846,884
(Cost $53,406,084)

CASH EQUIVALENTS - 7.6%



Central Cash Collateral Fund,     924,600                  924,600
5.26% (b)

Taxable Central Cash Fund,        4,254,722                4,254,722
5.20% (b)

TOTAL CASH EQUIVALENTS                                     5,179,322
(Cost $5,179,322)

TOTAL INVESTMENT PORTFOLIO -                              69,026,206
101.1%  (Cost $58,585,406)

NET OTHER ASSETS - (1.1%)                                  (723,253)

NET ASSETS - 100%                                       $ 68,302,953

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $37,979,816 and $48,384,596, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,924 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $882,731. The fund received cash collateral of $924,600 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $59,147,036. Net unrealized appreciation aggregated $9,879,170, of which $12,948,063 related to appreciated investment securities and $3,068,893 related to depreciated investment securities.

CONSUMER INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 69,026,206
value  (cost $58,585,406) -
See accompanying schedule

Receivable for fund shares                601,646
sold

Dividends receivable                      40,023

Interest receivable                       19,477

Redemption fees receivable                263

Other receivables                         30,665

 TOTAL ASSETS                             69,718,280

LIABILITIES

Payable for investments        $ 44,384
purchased

Payable for fund shares         366,453
redeemed

Accrued management fee          33,471

Other payables and  accrued     46,419
expenses

Collateral on securities        924,600
loaned,  at value

 TOTAL LIABILITIES                        1,415,327

NET ASSETS                               $ 68,302,953

Net Assets consist of:

Paid in capital                          $ 53,436,960

Undistributed net investment              40,813
income

Accumulated undistributed net             4,384,384
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               10,440,796
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,240,302                $ 68,302,953
shares outstanding

NET ASSET VALUE and                       $30.49
redemption price per share
($68,302,953 (divided by)
2,240,302 shares)

Maximum offering price per                $31.43
share (100/97.00 of $30.49)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 319,095
Dividends

Special dividend from                           91,055
Unilever   NV NY Shares

Interest                                        123,254

Security lending                                7,201

 TOTAL INCOME                                   540,605

EXPENSES

Management fee                   $ 231,071

Transfer agent fees               209,684

Accounting and security           31,058
lending fees

Non-interested trustees'          117
compensation

Custodian fees and expenses       11,752

Registration fees                 20,711

Audit                             4,398

Legal                             181

 Total expenses before            508,972
reductions

 Expense reductions               (9,180)       499,792

NET INVESTMENT INCOME                           40,813

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,102,337

 Foreign currency transactions    755           5,103,092

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (6,214,512)

 Assets and liabilities in        (6)           (6,214,518)
foreign currencies

NET GAIN (LOSS)                                 (1,111,426)

NET INCREASE (DECREASE) IN                     $ (1,070,613)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 138,746
charges paid to FDC

 Sales charges - Retained by                   $ 135,347
FDC

 Deferred sales charges                        $ 109
withheld   by FDC

 Exchange fees withheld by FSC                 $ 1,988

 Expense reductions  Directed                  $ 9,135
brokerage arrangements

  Custodian credits                             45

                                               $ 9,180

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 40,813                     $ (117,811)
income (loss)

 Net realized gain (loss)         5,103,092                    2,849,083

 Change in net unrealized         (6,214,518)                  10,439,435
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (1,070,613)                  13,170,707
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,807,115)                  (2,388,067)
from net realized gains

Share transactions Net            15,739,418                   69,216,485
proceeds from sales of shares

 Reinvestment of distributions    1,752,932                    2,350,548

 Cost of shares redeemed          (28,583,044)                 (72,339,516)

 NET INCREASE (DECREASE) IN       (11,090,694)                 (772,483)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  27,275                       81,867

  TOTAL INCREASE (DECREASE)       (13,941,147)                 10,092,024
IN NET ASSETS

NET ASSETS

 Beginning of period              82,244,100                   72,152,076

 End of period (including        $ 68,302,953                 $ 82,244,100
undistributed net investment
income of $40,813 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             490,423                      2,390,153

 Issued in reinvestment of        53,804                       82,715
distributions

 Redeemed                         (889,410)                    (2,529,261)

 Net increase (decrease)          (345,183)                    (56,393)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                  1998      1997      1996 G    1995

Net asset value, beginning of    $ 31.81                      $ 27.31               $ 20.66   $ 17.84   $ 13.91   $ 15.24
period

Income from Investment
Operations

Net investment income (loss) D    .02 H                        (.04)                 (.22)     (.22)     .08       (.15)

Net realized and unrealized       (.64)                        5.41                  8.34      2.93      3.97      (.60)
gain (loss)

Total from investment             (.62)                        5.37                  8.12      2.71      4.05      (.75)
operations

Less Distributions

 From net investment income       -                            -                     -         -         (.02)     -

From net realized gain            (.71)                        (.90)                 (1.52)    -         (.01)     (.60)

In excess of net realized gain    -                            -                     -         -         (.20)     -

Total distributions               (.71)                        (.90)                 (1.52)    -         (.23)     (.60)

Redemption fees added to paid     .01                          .03                   .05       .11       .11       .02
in capital

Net asset value, end of period   $ 30.49                      $ 31.81               $ 27.31   $ 20.66   $ 17.84   $ 13.91

TOTAL RETURN B, C                 (2.06)%                      20.18%                40.36%    15.81%    30.01%    (4.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 68,303                     $ 82,244              $ 72,152  $ 18,392  $ 22,362  $ 20,501
(000 omitted)

Ratio of expenses to average      1.26% A                      1.34%                 2.01%     2.49%     1.53% E   2.49% E
net assets

Ratio of expenses to average      1.24% A, F                   1.32% F               1.97% F   2.44% F   1.48% F   2.49%
net assets after  expense
reductions

Ratio of net investment           .10% A                       (.15)%                (.90)%    (1.13)%   .46%      (1.08)%
income (loss) to average net
assets

Portfolio turnover rate           102% A                       150%                  199%      340%      601%      190%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E DURING THE PERIOD, FMR AGREED TO REIMBURSE A PORTION OF THE
FUND'S EXPENSES OR EXPENSES WERE LIMITED IN ACCORDANCE WITH  A STATE EXPENSE LIMITATION.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29
H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
UNILEVER NV NY SHARES WHICH AMOUNTED TO $.04 PER SHARE.


FOOD AND AGRICULTURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FOOD AND AGRICULTURE     -6.53%         9.58%        107.33%       292.86%

SELECT FOOD AND AGRICULTURE     -9.41%         6.22%        101.03%       281.00%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FOOD AND AGRICULTURE     9.58%        15.70%        14.66%

SELECT FOOD AND AGRICULTURE     6.22%        14.99%        14.31%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Food & Agriculture          S&P 500
             00009                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9741.05                     9959.00
  1989/10/31       9642.53                     9727.95
  1989/11/30      10007.87                     9926.40
  1989/12/31      10237.13                    10164.64
  1990/01/31       9525.06                     9482.59
  1990/02/28       9661.32                     9604.91
  1990/03/31      10078.89                     9859.44
  1990/04/30      10039.33                     9612.96
  1990/05/31      10914.04                    10550.22
  1990/06/30      11268.07                    10478.48
  1990/07/31      11263.63                    10444.95
  1990/08/31      10441.95                     9500.72
  1990/09/30      10108.84                     9038.04
  1990/10/31      10348.68                     8999.18
  1990/11/30      10775.06                     9580.52
  1990/12/31      11191.95                     9847.82
  1991/01/31      11513.16                    10277.18
  1991/02/28      12380.44                    11012.00
  1991/03/31      12986.15                    11278.49
  1991/04/30      12788.84                    11305.56
  1991/05/31      13256.89                    11793.96
  1991/06/30      12710.69                    11253.80
  1991/07/31      13242.64                    11778.23
  1991/08/31      13769.92                    12057.37
  1991/09/30      13527.27                    11856.01
  1991/10/31      13531.94                    12014.88
  1991/11/30      13438.62                    11530.68
  1991/12/31      15007.25                    12849.79
  1992/01/31      14783.55                    12610.79
  1992/02/29      14700.88                    12774.73
  1992/03/31      14375.06                    12525.62
  1992/04/30      14209.72                    12893.87
  1992/05/31      14336.16                    12957.05
  1992/06/30      14179.41                    12763.99
  1992/07/31      14727.09                    13286.04
  1992/08/31      14661.77                    13013.68
  1992/09/30      14907.98                    13167.24
  1992/10/31      15068.76                    13213.32
  1992/11/30      15646.59                    13663.90
  1992/12/31      15911.58                    13831.96
  1993/01/31      15916.73                    13948.15
  1993/02/28      15875.57                    14137.85
  1993/03/31      16307.70                    14436.15
  1993/04/30      15674.50                    14086.80
  1993/05/31      16168.02                    14464.33
  1993/06/30      16007.09                    14506.27
  1993/07/31      15808.61                    14448.25
  1993/08/31      16564.98                    14995.84
  1993/09/30      16511.33                    14880.37
  1993/10/31      17133.59                    15188.39
  1993/11/30      16935.11                    15044.10
  1993/12/31      17314.58                    15226.14
  1994/01/31      17838.24                    15743.82
  1994/02/28      17731.25                    15317.17
  1994/03/31      16903.53                    14649.34
  1994/04/30      16714.66                    14836.85
  1994/05/31      16593.20                    15080.17
  1994/06/30      16720.44                    14710.71
  1994/07/31      17281.45                    15193.22
  1994/08/31      18380.34                    15816.14
  1994/09/30      18415.04                    15428.65
  1994/10/31      18762.06                    15775.79
  1994/11/30      18305.15                    15201.24
  1994/12/31      18369.72                    15426.67
  1995/01/31      19144.13                    15826.69
  1995/02/28      19528.33                    16443.45
  1995/03/31      19972.57                    16928.70
  1995/04/30      20409.10                    17427.25
  1995/05/31      21141.48                    18123.82
  1995/06/30      21641.95                    18544.83
  1995/07/31      21879.97                    19159.78
  1995/08/31      21843.35                    19207.87
  1995/09/30      23558.35                    20018.44
  1995/10/31      23594.97                    19946.98
  1995/11/30      24522.66                    20822.65
  1995/12/31      25100.17                    21223.69
  1996/01/31      26135.36                    21946.15
  1996/02/29      26934.11                    22149.59
  1996/03/31      26480.42                    22362.89
  1996/04/30      25997.72                    22692.52
  1996/05/31      26956.70                    23277.76
  1996/06/30      26982.98                    23366.44
  1996/07/31      26615.15                    22334.12
  1996/08/31      25767.82                    22805.14
  1996/09/30      26641.42                    24088.62
  1996/10/31      27134.05                    24752.98
  1996/11/30      28500.28                    26624.06
  1996/12/31      28450.91                    26096.63
  1997/01/31      29680.73                    27727.15
  1997/02/28      30594.52                    27944.53
  1997/03/31      29797.53                    26796.29
  1997/04/30      30979.73                    28396.03
  1997/05/31      31891.98                    30124.78
  1997/06/30      32951.37                    31474.37
  1997/07/31      34135.82                    33978.79
  1997/08/31      32561.46                    32075.30
  1997/09/30      34518.38                    33832.06
  1997/10/31      33900.40                    32702.07
  1997/11/30      36217.81                    34215.85
  1997/12/31      37081.81                    34803.33
  1998/01/31      35834.65                    35188.26
  1998/02/28      37809.97                    37726.04
  1998/03/31      39258.54                    39657.99
  1998/04/30      38264.55                    40056.94
  1998/05/31      39134.76                    39368.37
  1998/06/30      39955.71                    40967.51
  1998/07/31      38519.05                    40531.21
  1998/08/31      34775.51                    34671.20
  1998/09/30      36704.74                    36892.24
  1998/10/31      39972.13                    39893.06
  1998/11/30      41589.41                    42310.97
  1998/12/31      42899.15                    44748.93
  1999/01/31      41161.29                    46620.33
  1999/02/28      40770.27                    45171.37
  1999/03/31      39414.73                    46978.68
  1999/04/30      38908.00                    48798.16
  1999/05/31      38952.49                    47646.04
  1999/06/30      39424.05                    50290.39
  1999/07/31      39237.20                    48720.33
  1999/08/31      38100.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140555 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $38,100 - a 281.00% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

McDonald's Corp.                 8.0

Anheuser-Busch Companies, Inc.   6.6

Safeway, Inc.                    5.5

Unilever NV NY Shares            5.3

Philip Morris Companies, Inc.    5.1

Kroger Co.                       4.4

PepsiCo, Inc.                    4.3

Albertson's, Inc.                3.8

Keebler Foods Co.                3.5

Corn Products International,     3.3
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Foods 40.0%
Beverages 17.7%
Grocery Stores 14.5%
Restaurants 10.0%
Tobacco 5.5%
All Others 12.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 12.3
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 14.5
Row: 1, Col: 5, Value: 17.7
Row: 1, Col: 6, Value: 40.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FOOD AND AGRICULTURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Offen)

Scott Offen,
Portfolio Manager of
Fidelity Select Food
and Agriculture Portfolio

Q. HOW DID THE FUND PERFORM, SCOTT?

A. It was a difficult period for the fund. For the six and 12 months ending August 31, 1999, the fund returned -6.53% and 9.58%, respectively. During that same time, the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - returned -2.00% and 24.74%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT MARKET FACTORS DROVE THE WEAK PERFORMANCE OF THE FOOD AND
AGRICULTURE SECTOR?

A. The primary factors were slow or negative unit sales growth, little or no pricing power - meaning the inability to sustain or raise prices without sacrificing sales or market share - and widespread earnings shortfalls, which resulted in generally pessimistic investor sentiment across the sector. Adding to the negative environment, strength in other sectors of the market resulted in further outflows of dollars from the underperforming food and agriculture stocks.

Q. FOOD, BEVERAGE AND GROCERY STORE HOLDINGS REPRESENTED APPROXIMATELY 72% OF THE FUND'S NET ASSETS. CAN YOU TELL US HOW THESE INDUSTRIES FARED?

A. Food companies had a difficult time because they had little to no pricing power, which was especially damaging in this slow-growth industry. Any price increases that companies did institute were usually rolled-back into marketing initiatives to stimulate consumer demand. Unit sales growth was also very low for companies in the food sector, which resulted in lower earnings. In the beverage category, this situation was clearly evident as the deflationary price environment hurt sales results at Coca-Cola and PepsiCo. Despite favorable business fundamentals in the grocery store chains, these stocks also declined as consolidation in this sector was a double-edged sword. Supermarket consolidation increased the chains' leverage with packaged-food companies, forcing them to sell their products to supermarkets at lower prices. On the other hand, though, the pressure to lower prices created a deflationary environment, which hurt earnings at many packaged-food companies. In turn, this trend hurt stock prices for the entire food and agriculture sector.

Q. YOU MADE SOME CHANGES TO THE FUND'S TOP-10 HOLDINGS AND REDUCED THE FUND'S HOLDINGS IN GROCERY STORES. WHAT WAS YOUR RATIONALE FOR THESE CHANGES?

A. As certain grocery store and food stocks sold off quickly, it presented some value opportunities for the fund. While I reduced the fund's total exposure to supermarket chains, I increased the fund's holdings in certain grocers, namely Kroger and Albertson's, and food stocks, such as Keebler and Quaker Oats, because I believed they had positive long-term growth prospects. Unfortunately, there weren't many places to protect the fund from downside risk, as the majority of stocks in the food and agriculture sector declined, including Kroger, Albertson's and Safeway.

Q. WHICH STOCKS HELPED THE FUND'S RETURN?

A. I increased the fund's holdings in Corn Products International during the period, which helped performance. This company refines corn for a variety of food and industrial uses, including the production of high-fructose corn syrup. As the price of corn declined during the period, its stock price rallied as overhead costs decreased and profits grew. Another top contributor to fund performance was Quaker Oats. Sales in its hot cereal and sports drink franchises, which include Gatorade, continued to produce strong results.

Q. WHAT'S YOUR OUTLOOK?

A. Consolidation in the grocery store sector has put pressure on the packaged-foods industry to consolidate. Unfortunately, food companies have not taken the logical steps to consolidate and cut costs out of their businesses. While this scenario has been frustrating and it is difficult to ascertain whether this trend will change, there are top-quality companies in this industry that are at historically low values. If the industry begins to take the necessary steps to cut costs and increase its return on assets, we could start to see some improvement in stock performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 009

TRADING SYMBOL: FDFAX

SIZE: as of August 31, 1999, more than
$154 million

MANAGER: Scott Offen, since 1996; manager, several Fidelity Select Portfolios, 1988-1996;
joined Fidelity in 1985

FOOD AND AGRICULTURE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.5%

                                 SHARES                     VALUE (NOTE 1)

BEVERAGES - 17.7%

Anheuser-Busch Companies,         132,800                   $ 10,225,600
Inc.

Brown-Forman Corp. Class B        6,800                      399,500

Canandaigua Wine, Inc. Class      8,200                      474,575
A (a)

Celestial Seasonings, Inc. (a)    18,600                     369,675

Coca-Cola Bottling Co.            19,100                     1,100,638
Consolidated

Coca-Cola Co. (The)               75,700                     4,527,806

Coca-Cola Enterprises, Inc.       29,800                     847,438

Coors (Adolph) Co. Class B        37,100                     2,117,019

PepsiCo, Inc.                     193,200                    6,592,950

Whitman Corp.                     38,000                     634,125

                                                             27,289,326

CHEMICALS & PLASTICS - 0.5%

IMC Global, Inc.                  46,700                     744,281

FOODS - 40.0%

American Italian Pasta Co.        65,100                     1,822,800
Class A (a)

Archer-Daniels-Midland Co.        84,755                     1,101,815

Aurora Foods, Inc. (a)            41,000                     691,875

Bestfoods                         78,200                     3,841,575

ConAgra, Inc.                     116,700                    2,859,150

Corn Products International,      157,775                    5,137,548
Inc.

Dean Foods Co.                    39,300                     1,581,825

Earthgrains Co.                   48,800                     1,177,300

Flowers Industries, Inc.          66,900                     1,057,856

General Mills, Inc.               41,700                     3,492,375

Groupe Danone                     5,200                      1,287,927

Heinz (H.J.) Co.                  94,400                     4,407,300

Hershey Foods Corp.               9,400                      503,488

Hormel Foods Corp.                25,200                     1,014,300

IBP, Inc.                         35,300                     809,694

International Home Foods,         26,600                     532,000
Inc. (a)

Interstate Bakeries Corp.         35,900                     859,356

Keebler Foods Co. (a)             179,100                    5,339,419

Kellogg Co.                       51,500                     1,831,469

McCormick & Co., Inc.             22,100                     707,200
(non-vtg.)

Nabisco Group Holdings Corp.      80,500                     1,428,875

Nabisco Holdings Corp. Class A    52,800                     2,075,700

Nestle SA:

ADR (Reg.)                        31,100                     3,067,238

(Reg.)                            956                        1,888,629

Quaker Oats Co.                   61,400                     4,102,288

Ralston Purina Co.                30,000                     825,000

Sara Lee Corp.                    142,700                    3,166,156

Suiza Foods Corp. (a)             11,000                     350,625

Sysco Corp.                       121,700                    3,970,463

Tootsie Roll Industries, Inc.     8,848                      302,491

Universal Foods Corp.             19,200                     405,600

                                                             61,639,337



                                 SHARES                     VALUE (NOTE 1)

GROCERY STORES - 14.5%

Albertson's, Inc.                 123,286                   $ 5,910,023

Kroger Co. (a)                    293,200                    6,780,250

Safeway, Inc. (a)                 180,300                    8,395,219

SUPERVALU, Inc.                   39,800                     895,500

Whole Foods Market, Inc. (a)      8,800                      316,250

                                                             22,297,242

HOUSEHOLD PRODUCTS - 5.3%

Unilever NV NY Shares             119,978                    8,263,485

RESTAURANTS - 10.0%

McDonald's Corp.                  298,500                    12,350,434

Outback Steakhouse, Inc. (a)      40,400                     1,196,850

Tricon Global Restaurants,        45,500                     1,848,438
Inc. (a)

                                                             15,395,722

TOBACCO - 5.5%

Philip Morris Companies, Inc.     211,200                    7,906,800

RJ Reynolds Tobacco Holdings,     19,066                     523,123
Inc.

                                                             8,429,923

TOTAL COMMON STOCKS                                        144,059,316
(Cost $126,361,664)

CASH EQUIVALENTS - 9.0%



Central Cash Collateral Fund,     3,292,800                  3,292,800
5.26% (b)

Taxable Central Cash Fund,        10,612,396                 10,612,396
5.20% (b)

TOTAL CASH EQUIVALENTS                                       13,905,196
(Cost $13,905,196)

TOTAL INVESTMENT PORTFOLIO -                                157,964,512
102.5%
(Cost $140,266,860)

NET OTHER ASSETS - (2.5%)                                   (3,796,223)

NET ASSETS - 100%                                         $ 154,168,289

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $28,576,457 and $62,625,300, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,491 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,105,694. The fund received cash collateral of $3,292,800 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $140,702,793. Net unrealized appreciation aggregated $17,261,719, of which $21,536,820 related to appreciated investment securities and $4,275,101 related to depreciated investment securities.

FOOD AND AGRICULTURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 157,964,512
value  (cost $140,266,860) -
 See accompanying schedule

Receivable for fund shares                  65,931
sold

Dividends receivable                        154,081

Interest receivable                         35,293

Redemption fees receivable                  232

Other receivables                           825

 TOTAL ASSETS                               158,220,874

LIABILITIES

Payable for fund shares        $ 583,197
redeemed

Accrued management fee          76,919

Other payables and accrued      99,669
expenses

Collateral on securities        3,292,800
loaned,  at value

 TOTAL LIABILITIES                          4,052,585

NET ASSETS                                 $ 154,168,289

Net Assets consist of:

Paid in capital                            $ 132,656,043

Undistributed net investment                1,207,183
income

Accumulated undistributed net               2,607,461
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 17,697,602
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 3,599,923                  $ 154,168,289
shares outstanding

NET ASSET VALUE and                         $42.83
redemption price per share
($154,168,289 (divided by)
3,599,923 shares)

Maximum offering price per                  $44.15
share (100/97.00 of $42.83)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 1,048,572
Dividends

 Special dividend from                           993,960
Unilever   NV NY Shares

Interest                                         257,851

Security lending                                 42,306

 TOTAL INCOME                                    2,342,689

EXPENSES

Management fee                   $ 519,948

Transfer agent fees               529,914

Accounting and security           67,605
lending fees

Non-interested trustees'          173
compensation

Custodian fees and expenses       5,514

Registration fees                 24,358

Audit                             7,493

Legal                             105

 Total expenses before            1,155,110
reductions

 Expense reductions               (23,533)       1,131,577

NET INVESTMENT INCOME                            1,211,112

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,173,172

 Foreign currency transactions    (5,027)        3,168,145

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (16,462,454)

 Assets and liabilities in        12             (16,462,442)
foreign currencies

NET GAIN (LOSS)                                  (13,294,297)

NET INCREASE (DECREASE) IN                      $ (12,083,185)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 87,476
charges paid to FDC

 Sales charges - Retained by                    $ 87,470
FDC

 Deferred sales charges                         $ 4,617
withheld   by FDC

 Exchange fees withheld by FSC                  $ 11,198

 Expense reductions  Directed                   $ 22,896
brokerage arrangements

  Custodian credits                              637

                                                $ 23,533

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,211,112                  $ 1,020,362
income

 Net realized gain (loss)         3,168,145                    20,672,714

 Change in net unrealized         (16,462,442)                 (4,236,166)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,083,185)                 17,456,910
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (252,465)                    (739,119)
From net investment income

 From net realized gain           (4,208,811)                  (25,615,738)

 TOTAL DISTRIBUTIONS              (4,461,276)                  (26,354,857)

Share transactions Net            15,063,474                   80,793,360
proceeds from sales of shares

 Reinvestment of distributions    4,282,978                    25,579,323

 Cost of shares redeemed          (54,698,431)                 (142,182,438)

 NET INCREASE (DECREASE) IN       (35,351,979)                 (35,809,755)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  57,743                       148,005

  TOTAL INCREASE (DECREASE)       (51,838,697)                 (44,559,697)
IN NET ASSETS

NET ASSETS

 Beginning of period              206,006,986                  250,566,683

 End of period (including        $ 154,168,289                $ 206,006,986
undistributed net investment
income of $1,207,183 and
$490,066, respectively)

OTHER INFORMATION
Shares

 Sold                             337,854                      1,684,840

 Issued in reinvestment of        96,727                       536,693
distributions

 Redeemed                         (1,225,233)                  (2,964,307)

 Net increase (decrease)          (790,652)                    (742,774)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 46.92                      $ 48.81                   $ 44.53    $ 42.15    $ 32.53
period

Income from Investment
Operations

Net investment income D           .30 E                        .21                       .33        .42        .37

Net realized and unrealized       (3.34)                       3.50                      9.22       4.91       11.61
gain (loss)

Total from investment             (3.04)                       3.71                      9.55       5.33       11.98
operations

Less Distributions

 From net investment income       (.06)                        (.16)                     (.37)      (.24)      (.20)

From net realized gain            (1.00)                       (5.47)                    (4.95)     (2.77)     (2.20)

Total distributions               (1.06)                       (5.63)                    (5.32)     (3.01)     (2.40)

Redemption fees added to paid     .01                          .03                       .05        .06        .04
in capital

Net asset value, end of period   $ 42.83                      $ 46.92                   $ 48.81    $ 44.53    $ 42.15

TOTAL RETURN B, C                 (6.53)%                      7.83%                     23.58%     13.59%     37.92%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 154,168                    $ 206,007                 $ 250,567  $ 223,423  $ 301,102
(000 omitted)

Ratio of expenses to average      1.27% A                      1.31%                     1.49%      1.52%      1.43%
net assets

Ratio of expenses to average      1.25% A, F                   1.29% F                   1.48% F    1.50% F    1.42% F
net assets after  expense
reductions

Ratio of net investment           1.33% A                      .45%                      .73%       1.01%      .99%
income to average net assets

Portfolio turnover rate           34% A                        68%                       74%        91%        124%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,


SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 31.49
period

Income from Investment
Operations

Net investment income D           .15

Net realized and unrealized       2.80
gain (loss)

Total from investment             2.95
operations

Less Distributions

 From net investment income       (.08)

From net realized gain            (1.85)

Total distributions               (1.93)

Redemption fees added to paid     .02
in capital

Net asset value, end of period   $ 32.53

TOTAL RETURN B, C                 10.14%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 197,130
(000 omitted)

Ratio of expenses to average      1.70%
net assets

Ratio of expenses to average      1.68% F
net assets after  expense
reductions

Ratio of net investment           .49%
income to average net assets

Portfolio turnover rate           126%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
UNILEVER NV NY SHARES WHICH AMOUNTED TO $.25 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES
WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29

LEISURE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT LEISURE                  3.14%          53.10%       201.50%       367.71%

SELECT LEISURE  (LOAD ADJ.)     -0.03%         48.44%       192.39%       353.61%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index- a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT LEISURE                  53.10%       24.70%        16.68%

SELECT LEISURE  (LOAD ADJ.)     48.44%       23.93%        16.32%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Leisure                     S&P 500
             00062                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9762.33                     9959.00
  1989/10/31       9058.87                     9727.95
  1989/11/30       9165.73                     9926.40
  1989/12/31       9302.89                    10164.64
  1990/01/31       8174.69                     9482.59
  1990/02/28       8102.21                     9604.91
  1990/03/31       8165.24                     9859.44
  1990/04/30       7846.95                     9612.96
  1990/05/31       8496.13                    10550.22
  1990/06/30       8398.44                    10478.48
  1990/07/31       8108.51                    10444.95
  1990/08/31       7172.55                     9500.72
  1990/09/30       6491.85                     9038.04
  1990/10/31       6416.22                     8999.18
  1990/11/30       6926.74                     9580.52
  1990/12/31       7229.69                     9847.82
  1991/01/31       7634.00                    10277.18
  1991/02/28       8219.76                    11012.00
  1991/03/31       8356.65                    11278.49
  1991/04/30       8378.93                    11305.56
  1991/05/31       8668.63                    11793.96
  1991/06/30       8181.55                    11253.80
  1991/07/31       8573.12                    11778.23
  1991/08/31       8662.26                    12057.37
  1991/09/30       8885.10                    11856.01
  1991/10/31       9152.52                    12014.88
  1991/11/30       8713.20                    11530.68
  1991/12/31       9610.94                    12849.79
  1992/01/31       9827.42                    12610.79
  1992/02/29      10171.23                    12774.73
  1992/03/31       9964.31                    12525.62
  1992/04/30      10075.73                    12893.87
  1992/05/31      10136.21                    12957.05
  1992/06/30       9980.22                    12763.99
  1992/07/31      10027.98                    13286.04
  1992/08/31       9884.72                    13013.68
  1992/09/30      10078.91                    13167.24
  1992/10/31      10155.32                    13213.32
  1992/11/30      10846.13                    13663.90
  1992/12/31      11170.85                    13831.96
  1993/01/31      11447.81                    13948.15
  1993/02/28      11387.32                    14137.85
  1993/03/31      11979.45                    14436.15
  1993/04/30      11709.48                    14086.80
  1993/05/31      12550.60                    14464.33
  1993/06/30      12888.37                    14506.27
  1993/07/31      13232.77                    14448.25
  1993/08/31      14143.43                    14995.84
  1993/09/30      14848.78                    14880.37
  1993/10/31      15670.04                    15188.39
  1993/11/30      15087.21                    15044.10
  1993/12/31      15589.33                    15226.14
  1994/01/31      15751.36                    15743.82
  1994/02/28      15616.91                    15317.17
  1994/03/31      14672.31                    14649.34
  1994/04/30      14701.89                    14836.85
  1994/05/31      14546.29                    15080.17
  1994/06/30      13931.50                    14710.71
  1994/07/31      14470.39                    15193.22
  1994/08/31      15047.23                    15816.14
  1994/09/30      15043.44                    15428.65
  1994/10/31      14990.31                    15775.79
  1994/11/30      14348.95                    15201.24
  1994/12/31      14523.52                    15426.67
  1995/01/31      14789.17                    15826.69
  1995/02/28      15449.51                    16443.45
  1995/03/31      15855.57                    16928.70
  1995/04/30      15996.04                    17427.25
  1995/05/31      16305.57                    18123.82
  1995/06/30      16936.08                    18544.83
  1995/07/31      18113.05                    19159.78
  1995/08/31      18693.89                    19207.87
  1995/09/30      18724.46                    20018.44
  1995/10/31      17822.63                    19946.98
  1995/11/30      18403.47                    20822.65
  1995/12/31      18438.74                    21223.69
  1996/01/31      18712.03                    21946.15
  1996/02/29      19715.53                    22149.59
  1996/03/31      19813.74                    22362.89
  1996/04/30      20627.27                    22692.52
  1996/05/31      21473.65                    23277.76
  1996/06/30      21390.76                    23366.44
  1996/07/31      19855.06                    22334.12
  1996/08/31      20348.05                    22805.14
  1996/09/30      21338.41                    24088.62
  1996/10/31      20753.79                    24752.98
  1996/11/30      21342.77                    26624.06
  1996/12/31      20910.51                    26096.63
  1997/01/31      21841.18                    27727.15
  1997/02/28      21714.06                    27944.53
  1997/03/31      20910.51                    26796.29
  1997/04/30      21107.57                    28396.03
  1997/05/31      23086.26                    30124.78
  1997/06/30      23996.93                    31474.37
  1997/07/31      25222.28                    33978.79
  1997/08/31      24817.01                    32075.30
  1997/09/30      27553.79                    33832.06
  1997/10/31      27129.45                    32702.07
  1997/11/30      28221.30                    34215.85
  1997/12/31      29544.37                    34803.33
  1998/01/31      29703.51                    35188.26
  1998/02/28      31982.87                    37726.04
  1998/03/31      34216.03                    39657.99
  1998/04/30      34773.13                    40056.94
  1998/05/31      33906.69                    39368.37
  1998/06/30      36385.23                    40967.51
  1998/07/31      35870.62                    40531.21
  1998/08/31      29632.25                    34671.20
  1998/09/30      30824.26                    36892.24
  1998/10/31      32940.48                    39893.06
  1998/11/30      35938.89                    42310.97
  1998/12/31      40747.72                    44748.93
  1999/01/31      44220.78                    46620.33
  1999/02/28      43988.53                    45171.37
  1999/03/31      47429.18                    46978.68
  1999/04/30      49246.60                    48798.16
  1999/05/31      47447.24                    47646.04
  1999/06/30      49520.89                    50290.39
  1999/07/31      47737.99                    48720.33
  1999/08/31      45361.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120211 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $45,361 - a 353.61% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Microsoft Corp.                  6.0

CBS Corp.                        5.6

Disney (Walt) Co.                5.2

Time Warner, Inc.                5.1

McDonald's Corp.                 5.0

AT&T Corp. (Liberty Media        4.6
Group) Class A

AT&T Corp.                       4.5

Anheuser-Busch Companies, Inc.   3.6

MediaOne Group, Inc.             3.5

Seagram Co. Ltd.                 2.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Broadcasting 30.3%
Entertainment 10.7%
Computer Services
& Software 8.0%
Restaurants 7.5%
Beverages 6.8%
All Others 36.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 30.3
Row: 1, Col: 2, Value: 10.7
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 7.5
Row: 1, Col: 5, Value: 6.8
Row: 1, Col: 6, Value: 36.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

LEISURE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager
of Fidelity Select
Leisure Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six- and 12-month periods ending August 31, 1999, the fund returned 3.14% and 53.10%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82% for the same time periods. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74% for the same six- and 12-month periods, respectively.

Q. WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF THE GOLDMAN SACHS INDEX DURING THE SIX-MONTH PERIOD?

A. The fund's focus on broadcasting helped boost its performance relative to the Goldman Sachs index. In general, though, leisure stocks' performance stalled somewhat in the past few months after a very strong showing during the first part of 1999. Typically, leisure stocks such as retailing, lodging, gaming and other industries are fueled by consumers' disposable-income spending and tend to be affected disproportionately whenever there's concern about the possibility of renewed inflation and Federal Reserve Board interest-rate tightening.

Q. BROADCASTING STOCKS ACCOUNTED FOR NEARLY 30% OF THE FUND'S HOLDINGS
 . . .

A. And, generally, they performed well. CBS, which was hurt earlier in the year when investors focused only on its network programming and ignored the more successful aspects of its business, came back strongly later in the period. CBS cash flows improved, its network business did well and the company executed its business strategy flawlessly. Tribune Co., a Chicago-based publisher/television station operator, benefited from its stake in WB Network, which airs programming that successfully targets 14-22 year-old viewers. Tribune's earnings growth was very strong as a result of its WB Network affiliation. Newspaper operations also picked up as newsprint prices came down, but represented a declining percentage of Tribune's profits as its television operations increased. Other broadcasters, such as Clear Channel Communications, a radio and outdoor advertising company, also benefited from robust advertising activity.

Q. WHICH OTHER STOCKS PERFORMED WELL?

A. The strongest performers included America Online, which posted terrific growth, adding to its expanding subscriber base during the period. I later sold the stock from the fund's portfolio because I thought it was an opportune time to lock in profits. Microsoft continued to be a stellar performer, executing all aspects of its business strategy successfully. Liberty Media Group is a conglomeration of media investments that has demonstrated phenomenal success since going public several years ago. Liberty used the tremendous amount of cash on its balance sheets to make attractive acquisitions and tax-efficient investments. Gemstar, which owns proprietary technology for an electronic television program guide and has several valuable patents, emerged as a leader in digital television.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Walt Disney continued to disappoint investors with its deteriorating licensing and merchandising business. Disney's home video business was also disappointing after the company decided to slow down its library title releases. AT&T's performance reflected investors' dimming view of the long-distance telephone business, and while management tried to move the company further away from long distance - instead focusing on local telephony and cable - AT&T was hit by the shift in investor sentiment. Time Warner's performance was hurt along with most cable stocks as municipalities fought the right of cable companies to keep Internet access through their lines proprietary.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. Overall, my outlook is positive. Most companies are seeing healthy growth and costs haven't been much of a problem, so we should continue to see double-digit cash flow growth through the rest of this year. The issue that could change all of that is the future performance of the bond market and further Fed actions, because if interest rates go up it could slow the performance of many of these companies. In the near term, though, they should do quite well operationally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 062

TRADING SYMBOL: FDLSX

SIZE: as of August 31, 1999, more than
$391 million

MANAGER: Jeffrey Dorsey, since 1998;
manager, Fidelity Select Multimedia Portfolio, since 1997; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

LEISURE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.9%

                                 SHARES                      VALUE (NOTE 1)

ADVERTISING - 4.9%

Interpublic Group of              125,400                    $ 4,968,975
Companies, Inc.

Lamar Advertising Co. Class A     37,300                      1,557,275
(a)

Omnicom Group, Inc.               90,500                      6,821,438

Outdoor Systems, Inc. (a)         121,400                     3,922,738

WPP Group PLC                     300                         2,808

Young & Rubicam, Inc.             41,000                      1,829,625

                                                              19,102,859

APPAREL STORES - 6.1%

Abercrombie & Fitch Co. Class     105,430                     3,676,871
A (a)

American Eagle Outfitters,        20,200                      792,850
Inc. (a)

AnnTaylor Stores Corp. (a)        26,000                      861,250

Gap, Inc.                         270,550                     10,585,269

Limited, Inc. (The)               87,600                      3,317,850

Payless ShoeSource, Inc. (a)      22,100                      1,102,238

TJX Companies, Inc.               99,700                      2,878,838

Too, Inc. (a)                     10,871                      190,922

Wet Seal, Inc. Class A (a)        30,600                      466,650

                                                              23,872,738

BEVERAGES - 6.8%

Anheuser-Busch Companies,         184,000                     14,168,000
Inc.

Coors (Adolph) Co. Class B        29,400                      1,677,638

Seagram Co. Ltd.                  203,300                     10,794,992

                                                              26,640,630

BROADCASTING - 30.3%

AMFM, Inc. (a)                    48,800                      2,403,400

AT&T Corp. (Liberty Media         559,144                     17,892,608
Group)  Class A (a)

Cablevision Systems Corp.         78,700                      5,509,000
Class A (a)

CBS Corp. (a)                     463,417                     21,780,599

Clear Channel Communications,     133,059                     9,322,446
Inc. (a)

Comcast Corp. Class A             298,100                     9,725,513
(special)

Cox Communications, Inc.          257,987                     9,593,892
Class A (a)

E.W. Scripps Co. Class A          13,100                      628,800

EchoStar Communications Corp.     12,500                      1,045,313
 Class A (a)

Hearst-Argyle Television,         3,400                       86,063
Inc. (a)

Infinity Broadcasting Corp.       20,500                      554,781
Class A

MediaOne Group, Inc.              206,400                     13,570,800

PanAmSat Corp. (a)                300                         11,081

SBS Broadcasting SA (a)           800                         28,400

Sinclair Broadcast Group,         11,800                      191,750
Inc.  Class A (a)

Time Warner, Inc.                 339,557                     20,139,975

Univision Communications,         20,800                      1,534,000
Inc.  Class A (a)



                                 SHARES                      VALUE (NOTE 1)

USA Networks, Inc. (a)            86,100                     $ 3,863,738

Westwood One, Inc. (a)            17,200                      660,050

                                                              118,542,209

COMPUTER SERVICES & SOFTWARE
- 8.0%

At Home Corp. Series A (a)        96,900                      3,888,113

Electronic Arts, Inc. (a)         24,600                      1,688,175

Lycos, Inc. (a)                   26,600                      1,080,625

Microsoft Corp. (a)               252,700                     23,390,532

MindSpring Enterprises, Inc.      20,200                      589,588
(a)

Razorfish, Inc. (a)               100                         2,800

Xoom.com, Inc. (a)                16,500                      641,438

                                                              31,281,271

COMPUTERS & OFFICE EQUIPMENT
- 1.1%

Coinstar, Inc. (a)                187,000                     4,324,375

CONSUMER ELECTRONICS - 1.2%

Fossil, Inc. (a)                  8,550                       266,653

Gemstar International Group       65,400                      4,512,600
Ltd. (a)

                                                              4,779,253

ENTERTAINMENT - 10.7%

Carmike Cinemas, Inc. Class A     700                         9,450
(a)

Carnival Corp.                    42,200                      1,885,813

Disney (Walt) Co.                 733,556                     20,356,179

Fox Entertainment Group, Inc.     16,200                      373,613

Hollywood Entertainment Corp.     6,500                       88,156
(a)

King World Productions, Inc.      25,500                      972,188
(a)

News Corp. Ltd. sponsored:

ADR                               19,800                      580,388

ADR (preferred ltd. vtg.)         16,200                      428,288

Peace Arch Entertainment          10,000                      46,901
Group, Inc. Class B (a)

Premier Parks, Inc. (a)           93,300                      3,055,575

Royal Carribean Cruises Ltd.      73,700                      3,450,081

SFX Entertainment, Inc. Class     32,850                      1,353,009
A (a)

Viacom, Inc. Class B              219,400                     9,228,513
(non-vtg.) (a)

                                                              41,828,154

GENERAL MERCHANDISE STORES -
0.4%

Consolidated Stores Corp. (a)     40,400                      651,450

Michaels Stores, Inc. (a)         19,500                      598,406

Saks, Inc. (a)                    22,900                      385,006

                                                              1,634,862

HOUSEHOLD PRODUCTS - 0.7%

Avon Products, Inc.               64,200                      2,816,775

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

LEISURE DURABLES & TOYS - 0.8%

Hasbro, Inc.                      64,550                     $ 1,577,441

Mattel, Inc.                      64,900                      1,383,181

                                                              2,960,622

LODGING & GAMING - 1.7%

Marriott International, Inc.      90,100                      3,085,925
Class A

Prime Hospitality Corp. (a)       52,500                      488,906

Promus Hotel Corp. (a)            38,600                      1,121,813

Starwood Hotels & Resorts         78,900                      1,878,806
Worldwide, Inc.

Sun International Hotels Ltd.     100                         2,913
(a)

                                                              6,578,363

PRINTING - 0.7%

Donnelley (R.R.) & Sons Co.       76,100                      2,387,638

Valassis Communications, Inc.     6,800                       297,500
(a)

                                                              2,685,138

PUBLISHING - 6.3%

Gannet, Inc.                      64,800                      4,402,350

Harcourt General, Inc.            18,300                      801,769

Harte Hanks Communications,       53,700                      1,204,894
Inc.

Knight-Ridder, Inc.               34,600                      1,866,238

McGraw-Hill Companies, Inc.       65,300                      3,375,194

Meredith Corp.                    98,300                      3,409,781

Playboy Enterprises, Inc.         99,400                      2,093,613
Class B (a)

Reader's Digest Association,      109,200                     3,412,500
Inc.  Class A (non-vtg.)

Tribune Co.                       45,700                      4,264,381

                                                              24,830,720

RESTAURANTS - 7.5%

Brinker International, Inc.       41,100                      986,400
(a)

CEC Entertainment, Inc. (a)       24,650                      687,119

McDonald's Corp.                  475,000                     19,653,125

Outback Steakhouse, Inc. (a)      51,750                      1,533,094

Papa John's International,        10,000                      397,500
Inc. (a)

PJ America, Inc. (a)              56,900                      1,088,213

Starbucks Corp. (a)               66,300                      1,516,613

Tricon Global Restaurants,        89,000                      3,615,625
Inc. (a)

                                                              29,477,689

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.4%

Action Performance Companies,     30,300                      748,031
Inc. (a)

Bed Bath & Beyond, Inc. (a)       45,300                      1,245,750

Intimate Brands, Inc. Class A     32,835                      1,266,200

Piercing Pagoda, Inc. (a)         1,300                       18,363

Shop At Home, Inc. (a)            255,400                     2,218,788

                                                              5,497,132



                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.2%

True North Communications         30,400                     $ 1,001,300

TELEPHONE SERVICES - 4.5%

AT&T Corp.                        388,938                     17,502,210

TEXTILES & APPAREL - 1.6%

Liz Claiborne, Inc.               23,200                      852,600

NIKE, Inc. Class B                81,000                      3,746,250

Pacific Sunwear of                22,900                      532,425
California, Inc. (a)

Polo Ralph Lauren Corp. Class     29,600                      573,500
A (a)

Stride Rite Corp.                 1,500                       13,031

Warnaco Group, Inc. Class A       22,400                      492,800

                                                              6,210,606

TOTAL COMMON STOCKS                                         371,566,906
(Cost $296,328,638)

CASH EQUIVALENTS - 9.7%



Central Cash Collateral Fund,     5,275,400                   5,275,400
5.26% (b)

Taxable Central Cash Fund,        32,712,514                  32,712,514
5.20% (b)

TOTAL CASH EQUIVALENTS                                        37,987,914
(Cost $37,987,914)

TOTAL INVESTMENT PORTFOLIO -                                  409,554,820
104.6%  (Cost $334,316,552)

NET OTHER ASSETS - (4.6%)                                     (18,066,862)

NET ASSETS - 100%                                            $ 391,487,958

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $270,081,878 and $231,593,455, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,303 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,051,844. The fund received cash collateral of $5,275,400 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $336,548,023. Net unrealized appreciation aggregated $73,006,797, of which $88,639,721 related to appreciated investment securities and $15,632,924 related to depreciated investment securities.

LEISURE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 409,554,820
value  (cost $334,316,552) -
 See accompanying schedule

Receivable for investments                    51,451,638
sold

Receivable for fund shares                    24,797,027
sold

Dividends receivable                          195,394

Interest receivable                           95,534

Redemption fees receivable                    1,339

Other receivables                             709,157

 TOTAL ASSETS                                 486,804,909

LIABILITIES

Payable for investments        $ 87,498,630
purchased

Payable for fund shares         2,167,147
redeemed

Accrued management fee          177,765

Other payables and accrued      198,009
expenses

Collateral on securities        5,275,400
loaned,  at value

 TOTAL LIABILITIES                            95,316,951

NET ASSETS                                   $ 391,487,958

Net Assets consist of:

Paid in capital                              $ 277,081,333

Accumulated net investment                    (939,974)
loss

Accumulated undistributed net                 40,109,433
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   75,237,166
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,733,844                    $ 391,487,958
shares outstanding

NET ASSET VALUE and                           $82.70
redemption price per share
($391,487,958 (divided by)
4,733,844 shares)

Maximum offering price per                    $85.26
share (100/97.00 of $82.70)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                               $ 771,329
Dividends

Interest                                         778,212

Security lending                                 2,593

 TOTAL INCOME                                    1,552,134

EXPENSES

Management fee                   $ 1,269,224

Transfer agent fees               984,941

Accounting and security           163,802
lending fees

Non-interested trustees'          839
compensation

Custodian fees and expenses       12,395

Registration fees                 89,891

Audit                             7,605

Legal                             470

 Total expenses before            2,529,167
reductions

 Expense reductions               (37,059)       2,492,108

NET INVESTMENT INCOME (LOSS)                     (939,974)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            41,446,129

 Foreign currency transactions    5,132          41,451,261

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (25,577,474)

 Assets and liabilities in        (1,008)        (25,578,482)
foreign currencies

NET GAIN (LOSS)                                  15,872,779

NET INCREASE (DECREASE) IN                      $ 14,932,805
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 843,041
charges paid to FDC

 Sales charges - Retained by                    $ 840,591
FDC

 Deferred sales charges                         $ 6,685
withheld   by FDC

 Exchange fees withheld by FSC                  $ 14,400

 Expense reductions  Directed                   $ 29,694
brokerage arrangements

  Custodian credits                              7,365

                                                $ 37,059

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (939,974)                  $ (1,171,784)
income (loss)

 Net realized gain (loss)         41,451,261                   22,624,055

 Change in net unrealized         (25,578,482)                 65,006,159
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       14,932,805                   86,458,430
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,672,554)                  (14,475,212)
from net realized gains

Share transactions Net            281,076,667                  283,063,939
proceeds from sales of shares

 Reinvestment of distributions    7,427,293                    14,128,858

 Cost of shares redeemed          (250,696,401)                (280,558,227)

 NET INCREASE (DECREASE) IN       37,807,559                   16,634,570
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  280,780                      323,063

  TOTAL INCREASE (DECREASE)       45,348,590                   88,940,851
IN NET ASSETS

NET ASSETS

 Beginning of period              346,139,368                  257,198,517

 End of period (including        $ 391,487,958                $ 346,139,368
accumulated net investment
loss of $939,974 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,258,841                    4,108,533

 Issued in reinvestment of        85,459                       211,513
distributions

 Redeemed                         (2,860,495)                  (4,198,228)

 Net increase (decrease)          483,805                      121,818


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 81.44                      $ 62.30              $ 47.83    $ 46.17   $ 40.71   $ 45.30
period

Income from Investment
Operations

 Net investment income (loss)     (.19)                        (.27)                (.25)      (.06) F   (.21)     (.21)
D

 Net realized and unrealized      2.75                         22.78                21.10      4.47      10.97     (.48)
gain (loss)

 Total from investment            2.56                         22.51                20.85      4.41      10.76     (.69)
operations

Less Distributions

 From net realized gain           (1.36)                       (3.44)               (6.46)     (2.83)    (5.32)    (3.93)

Redemption fees added to paid     .06                          .07                  .08        .08       .02       .03
in capital

Net asset value, end of period   $ 82.70                      $ 81.44              $ 62.30    $ 47.83   $ 46.17   $ 40.71

TOTAL RETURN B, C                 3.14%                        37.54%               47.29%     10.14%    27.61%    (1.07)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 391,488                    $ 346,139            $ 257,199  $ 98,133  $ 85,013  $ 69,569
(000 omitted)

Ratio of expenses to average      1.14% A                      1.26%                1.44%      1.56%     1.64%     1.64%
net assets

Ratio of expenses to average      1.13% A, E                   1.24% E              1.39% E    1.54% E   1.63% E   1.62% E
net assets after  expense
reductions

Ratio of net investment           (.43)% A                     (.40)%               (.46)%     (.12)%    (.46)%    (.52)%
income (loss) to average net
assets

Portfolio turnover rate           116% A                       107%                 209%       127%      141%      103%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES.
F NET INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.23 PER SHARE.
G FOR THE YEAR ENDED FEBRUARY 29


MULTIMEDIA PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MULTIMEDIA               5.67%          51.02%       174.16%       347.13%

SELECT MULTIMEDIA  (LOAD ADJ.)  2.43%          46.41%       165.86%       333.65%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MULTIMEDIA               51.02%       22.35%        16.16%

SELECT MULTIMEDIA  (LOAD ADJ.)  46.41%       21.60%        15.80%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Multimedia                  S&P 500
             00503                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9548.03                     9959.00
  1989/10/31       8903.46                     9727.95
  1989/11/30       8955.86                     9926.40
  1989/12/31       8959.66                    10164.64
  1990/01/31       7769.94                     9482.59
  1990/02/28       7573.70                     9604.91
  1990/03/31       7500.11                     9859.44
  1990/04/30       7144.42                     9612.96
  1990/05/31       7825.13                    10550.22
  1990/06/30       7757.68                    10478.48
  1990/07/31       7328.40                    10444.95
  1990/08/31       6377.85                     9500.72
  1990/09/30       5832.05                     9038.04
  1990/10/31       5580.62                     8999.18
  1990/11/30       6157.08                     9580.52
  1990/12/31       6610.89                     9847.82
  1991/01/31       6966.58                    10277.18
  1991/02/28       7481.71                    11012.00
  1991/03/31       7684.08                    11278.49
  1991/04/30       7947.78                    11305.56
  1991/05/31       7990.71                    11793.96
  1991/06/30       7359.06                    11253.80
  1991/07/31       7635.02                    11778.23
  1991/08/31       7874.19                    12057.37
  1991/09/30       8352.53                    11856.01
  1991/10/31       8775.68                    12014.88
  1991/11/30       8174.69                    11530.68
  1991/12/31       9112.97                    12849.79
  1992/01/31       9352.14                    12610.79
  1992/02/29       9873.41                    12774.73
  1992/03/31       9621.97                    12525.62
  1992/04/30       9769.15                    12893.87
  1992/05/31       9916.33                    12957.05
  1992/06/30       9953.13                    12763.99
  1992/07/31       9977.66                    13286.04
  1992/08/31       9842.74                    13013.68
  1992/09/30       9781.42                    13167.24
  1992/10/31       9940.86                    13213.32
  1992/11/30      10664.50                    13663.90
  1992/12/31      11072.08                    13831.96
  1993/01/31      11295.76                    13948.15
  1993/02/28      11345.46                    14137.85
  1993/03/31      11792.82                    14436.15
  1993/04/30      11487.86                    14086.80
  1993/05/31      12270.98                    14464.33
  1993/06/30      12656.22                    14506.27
  1993/07/31      13129.88                    14448.25
  1993/08/31      14247.72                    14995.84
  1993/09/30      14588.76                    14880.37
  1993/10/31      15681.34                    15188.39
  1993/11/30      14657.96                    15044.10
  1993/12/31      15281.74                    15226.14
  1994/01/31      15499.68                    15743.82
  1994/02/28      15300.97                    15317.17
  1994/03/31      14365.09                    14649.34
  1994/04/30      14372.06                    14836.85
  1994/05/31      14900.60                    15080.17
  1994/06/30      14567.55                    14710.71
  1994/07/31      14922.32                    15193.22
  1994/08/31      15820.12                    15816.14
  1994/09/30      15711.52                    15428.65
  1994/10/31      16066.30                    15775.79
  1994/11/30      15559.47                    15201.24
  1994/12/31      15893.55                    15426.67
  1995/01/31      16073.22                    15826.69
  1995/02/28      16732.02                    16443.45
  1995/03/31      17795.08                    16928.70
  1995/04/30      18206.83                    17427.25
  1995/05/31      18304.16                    18123.82
  1995/06/30      19007.87                    18544.83
  1995/07/31      20130.83                    19159.78
  1995/08/31      20767.17                    19207.87
  1995/09/30      21358.59                    20018.44
  1995/10/31      20729.74                    19946.98
  1995/11/30      21530.78                    20822.65
  1995/12/31      21245.36                    21223.69
  1996/01/31      21375.35                    21946.15
  1996/02/29      22082.18                    22149.59
  1996/03/31      21789.70                    22362.89
  1996/04/30      22804.07                    22692.52
  1996/05/31      23561.43                    23277.76
  1996/06/30      22471.16                    23366.44
  1996/07/31      20332.24                    22334.12
  1996/08/31      21089.60                    22805.14
  1996/09/30      22429.55                    24088.62
  1996/10/31      21797.03                    24752.98
  1996/11/30      22196.52                    26624.06
  1996/12/31      21473.43                    26096.63
  1997/01/31      21363.40                    27727.15
  1997/02/28      21084.09                    27944.53
  1997/03/31      20059.93                    26796.29
  1997/04/30      20507.86                    28396.03
  1997/05/31      22465.94                    30124.78
  1997/06/30      23938.83                    31474.37
  1997/07/31      25221.12                    33978.79
  1997/08/31      24727.26                    32075.30
  1997/09/30      26728.67                    33832.06
  1997/10/31      25870.92                    32702.07
  1997/11/30      26728.67                    34215.85
  1997/12/31      28114.77                    34803.33
  1998/01/31      28320.44                    35188.26
  1998/02/28      30028.43                    37726.04
  1998/03/31      32138.83                    39657.99
  1998/04/30      32897.35                    40056.94
  1998/05/31      31993.31                    39368.37
  1998/06/30      34163.00                    40967.51
  1998/07/31      34572.19                    40531.21
  1998/08/31      28719.76                    34671.20
  1998/09/30      29956.86                    36892.24
  1998/10/31      31774.44                    39893.06
  1998/11/30      33668.16                    42310.97
  1998/12/31      38150.27                    44748.93
  1999/01/31      41271.57                    46620.33
  1999/02/28      41043.18                    45171.37
  1999/03/31      42489.63                    46978.68
  1999/04/30      44815.63                    48798.16
  1999/05/31      44112.98                    47646.04
  1999/06/30      46086.18                    50290.39
  1999/07/31      45287.27                    48720.33
  1999/08/31      43365.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154651 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on August 31, 1989 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $43,365 - a 333.65% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

CBS Corp.                         7.2

AT&T Corp. (Liberty Media         7.0
Group) Class A

Viacom, Inc. Class B (non-vtg.)   5.7

MediaOne Group, Inc.              5.5

Disney (Walt) Co.                 5.4

Time Warner, Inc.                 5.3

Seagram Co. Ltd.                  5.2

Cox Communications, Inc.          4.8
Class A

Clear Channel Communications,     4.7
Inc.

Comcast Corp. Class A (special)   4.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS           7.7

Broadcasting 46.5%
Entertainment 13.2%
Publishing 10.8%
Advertising 8.1%
Beverages 5.2%
All Others 16.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 16.2
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 10.8
Row: 1, Col: 5, Value: 13.2
Row: 1, Col: 6, Value: 46.5

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MULTIMEDIA PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeffrey Dorsey)

Jeffrey Dorsey,
Portfolio Manager of Fidelity Select Multimedia Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six- and 12-month periods ending August 31, 1999, the fund returned 5.67% and 51.02%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, for the same time periods. The fund also compares itself to the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which returned -2.00% and 24.74%, respectively, for the six- and 12-month periods.

Q. WHAT HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE
PERIOD?

A. Although multimedia stocks' performance did slow somewhat in the past few months after a very strong showing during the first part of 1999, the fund's focus on broadcasting helped boost its performance relative to the Goldman Sachs index. Multimedia stocks were affected disproportionately - as they tend to be whenever there is concern about the possibility of renewed inflation and Fed interest-rate tightening - during the six-month period. However, the market calmed somewhat toward the end of the period.

Q. BROADCASTING WAS BY FAR THE FUND'S BIGGEST EMPHASIS DURING THE
PERIOD. WHICH HOLDINGS STOOD OUT?

A. CBS, the fund's number-one holding at the end of the period, was hurt earlier in the year when investors focused only on its network programming and ignored the more successful aspects of its TV and radio business. CBS came back strongly later in the period as its cash flows improved, its TV network business made a nice recovery and the company executed its business strategy flawlessly. Clear Channel Communications, a radio and outdoor advertising company, posted outstanding cash flow growth, benefiting from robust advertising activity. Tribune Co., a Chicago-based publisher/television station operator, benefited from its stake in WB Network, which airs programming that successfully targets young viewers.
Q. WHICH OTHER STOCKS PERFORMED WELL?

A. The strongest performers included Liberty Media Group, a conglomeration of media assets that has demonstrated phenomenal success since going public several years ago. It has used innovative methods to take stakes in media companies, and has made attractive acquisitions and tax-efficient investments with the tremendous amount of cash on its balance sheets. Seagram also did well. Seagram now owns Polygram, making it the world's largest purveyor of recorded music through its Universal Music subsidiary. Management merged the two entities and cut costs significantly; meanwhile, Seagram's spirits business bounced back nicely as demand from Asian countries increased.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. Walt Disney's deteriorating licensing and merchandising business, and its decision to slow down its library title releases, continued to disappoint investors. I'm still holding some of the stock because it appears cheap, and because management is finally starting to pay attention to what is important to shareholders: return on invested capital and generation of free cash flow. While AT&T's management tried to move the company further away from long distance - instead focusing on local telephony and cable - AT&T was hit by a shift in sentiment among investors, whose dimming view of the long-distance telephone business hurt the stock's performance. Fund holdings Time Warner and Comcast also suffered, along with most cable stocks, as municipalities challenged the right of cable companies to keep Internet access through their lines proprietary. However, operational performance continued to be better than expected among cable companies during the period.

Q. WHAT'S YOUR OUTLOOK, JEFF?

A. I'm optimistic. Overall, advertising activity is robust and growth should be strong through next year, though there continues to be some uncertainty about whether growth can continue at this pace in 2001. However, there are plenty of positive signs, including the success of the "dot.com" companies, which are spending a growing percentage of advertising dollars. The issue that could change all of this is the future performance of the bond market and further Fed actions, because if interest rates go up, it could slow the performance of many of these companies. In the near term, however, they should do quite well operationally.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 503

TRADING SYMBOL: FBMPX

SIZE: as of August 31, 1999, more than
$183 million

MANAGER: Jeffrey Dorsey, since 1997;
manager, Fidelity Select Leisure Portfolio, since 1998; analyst, fixed-income securities,
1991-1997; joined Fidelity in 1991

MULTIMEDIA PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.0%

                                 SHARES                    VALUE (NOTE 1)

ADVERTISING - 8.1%

Interpublic Group of              115,700                  $ 4,584,613
Companies, Inc.

Lamar Advertising Co. Class A     24,700                    1,031,225
(a)

Omnicom Group, Inc.               82,700                    6,233,513

Outdoor Systems, Inc. (a)         68,000                    2,197,250

Young & Rubicam, Inc.             17,600                    785,400

                                                            14,832,001

BEVERAGES - 5.2%

Seagram Co. Ltd.                  181,200                   9,621,508

BROADCASTING - 46.5%

AMFM, Inc. (a)                    51,900                    2,556,075

AT&T Corp. (Liberty Media         403,196                   12,902,272
Group)  Class A (a)

Cablevision Systems Corp.         60,000                    4,200,000
Class A (a)

CBS Corp. (a)                     283,550                   13,326,806

Clear Channel Communications,     124,120                   8,696,157
Inc. (a)

Comcast Corp. Class A             265,000                   8,645,625
(special)

Cox Communications, Inc.          235,860                   8,771,044
Class A (a)

E.W. Scripps Co. Class A          14,200                    681,600

EchoStar Communications Corp.     14,400                    1,204,200
 Class A (a)

Hearst-Argyle Television,         4,900                     124,031
Inc. (a)

Infinity Broadcasting Corp.       21,800                    589,963
Class A

MediaOne Group, Inc.              153,700                   10,105,775

Sinclair Broadcast Group,         19,000                    308,750
Inc.  Class A (a)

Time Warner, Inc.                 164,944                   9,783,241

Univision Communications,         3,500                     258,125
Inc.  Class A (a)

USA Networks, Inc. (a)            54,800                    2,459,150

ValueVision International,        22,000                    525,250
Inc. (a)

Westwood One, Inc. (a)            11,600                    445,150

                                                            85,583,214

COMPUTER SERVICES & SOFTWARE
- 0.4%

At Home Corp. Series A (a)        9,800                     393,225

FactSet Research Systems,         6,850                     317,241
Inc.

Razorfish, Inc. (a)               100                       2,800

                                                            713,266

CONSUMER ELECTRONICS - 0.4%

Gemstar International Group       11,200                    772,800
Ltd. (a)

ENTERTAINMENT - 13.2%

Disney (Walt) Co.                 357,500                   9,920,625

Fox Entertainment Group, Inc.     5,000                     115,313

King World Productions, Inc.      25,000                    953,125
(a)

News Corp. Ltd. sponsored ADR     39,200                    1,149,050

Peace Arch Entertainment          10,000                    46,901
Group, Inc. Class B (a)

Premier Parks, Inc. (a)           39,200                    1,283,800



                                 SHARES                    VALUE (NOTE 1)

SFX Entertainment, Inc. Class     9,100                    $ 374,806
A (a)

Viacom, Inc. Class B              246,300                   10,359,994
(non-vtg.) (a)

                                                            24,203,614

PRINTING - 1.3%

Donnelley (R.R.) & Sons Co.       58,200                    1,826,025

Valassis Communications, Inc.     14,950                    654,063
(a)

                                                            2,480,088

PUBLISHING - 10.8%

Gannet, Inc.                      53,500                    3,634,656

Harcourt General, Inc.            20,300                    889,394

Harte Hanks Communications,       54,600                    1,225,088
Inc.

Knight-Ridder, Inc.               27,200                    1,467,100

McGraw-Hill Companies, Inc.       69,600                    3,597,450

Meredith Corp.                    49,800                    1,727,438

Playboy Enterprises, Inc.         32,900                    692,956
Class B (a)

Reader's Digest Association,      76,900                    2,403,125
Inc.  Class A (non-vtg.)

Tribune Co.                       44,700                    4,171,069

                                                            19,808,276

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

Shop At Home, Inc. (a)            128,700                   1,118,081

SERVICES - 1.4%

True North Communications         77,000                    2,536,188

TELEPHONE SERVICES - 5.1%

AT&T Corp.                        182,005                   8,190,225

MCI WorldCom, Inc. (a)            15,800                    1,196,850

                                                            9,387,075

TOTAL COMMON STOCKS                                       171,056,111
(Cost $124,836,162)

CASH EQUIVALENTS - 8.5%



Central Cash Collateral Fund,     6,443,300                 6,443,300
5.26% (b)

Taxable Central Cash Fund,        9,104,511                 9,104,511
5.20% (b)

TOTAL CASH EQUIVALENTS                                     15,547,811
(Cost $15,547,811)

TOTAL INVESTMENT PORTFOLIO -                              186,603,922
101.5%  (Cost $140,383,973)

NET OTHER ASSETS - (1.5%)                                 (2,695,908)

NET ASSETS - 100%                                       $ 183,908,014

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $58,651,545 and $42,344,447, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,911 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $6,243,511. The fund received cash collateral of $6,443,300 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $140,790,841. Net unrealized appreciation aggregated $45,813,081, of which $49,250,116 related to appreciated investment securities and $3,437,035 related to depreciated investment securities.

MULTIMEDIA PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 186,603,922
value  (cost $140,383,973) -
 See accompanying schedule

Receivable for investments                   4,028,852
sold

Receivable for fund shares                   443,331
sold

Dividends receivable                         88,999

Interest receivable                          57,460

Redemption fees receivable                   234

Other receivables                            9,010

 TOTAL ASSETS                                191,231,808

LIABILITIES

Payable for fund shares         $ 681,112
redeemed

Accrued management fee           93,049

Other payables and  accrued      106,333
expenses

Collateral on securities         6,443,300
loaned,  at value

 TOTAL LIABILITIES                           7,323,794

NET ASSETS                                  $ 183,908,014

Net Assets consist of:

Paid in capital                             $ 132,265,393

Accumulated net investment                   (462,726)
loss

Accumulated undistributed net                5,885,398
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  46,219,949
(depreciation) on investments

NET ASSETS, for 4,081,604                   $ 183,908,014
shares outstanding

NET ASSET VALUE and                          $45.06
redemption price per share
($183,908,014 (divided by)
4,081,604 shares)

Maximum offering price per                   $46.45
share (100/97.00 of $45.06)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 338,336
Dividends

Interest                                      370,104

Security lending                              2,939

 TOTAL INCOME                                 711,379

EXPENSES

Management fee                   $ 573,025

Transfer agent fees               475,652

Accounting and security           74,250
lending fees

Non-interested trustees'          273
compensation

Custodian fees and expenses       6,165

Registration fees                 40,549

Audit                             7,462

Legal                             152

 Total expenses before            1,177,528
reductions

 Expense reductions               (20,518)    1,157,010

NET INVESTMENT INCOME (LOSS)                  (445,631)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,319,716

 Foreign currency transactions    9,201       6,328,917

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,966,467

 Assets and liabilities in        8           2,966,475
foreign currencies

NET GAIN (LOSS)                               9,295,392

NET INCREASE (DECREASE) IN                   $ 8,849,761
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 280,344
charges paid to FDC

 Sales charges - Retained by                 $ 278,805
FDC

 Deferred sales charges                      $ 501
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,855

 Expense reductions  Directed                $ 13,192
brokerage arrangements

  Custodian credits                           1,697

  Transfer agent credits                      5,629

                                             $ 20,518

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (445,631)                  $ (681,089)
income (loss)

 Net realized gain (loss)         6,328,917                    3,497,059

 Change in net unrealized         2,966,475                    32,313,711
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,849,761                    35,129,681
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,312,059)                  (7,954,098)
from net realized gains

Share transactions Net            85,325,901                   158,099,619
proceeds from sales of shares

 Reinvestment of distributions    2,249,878                    7,877,838

 Cost of shares redeemed          (70,023,339)                 (149,217,492)

 NET INCREASE (DECREASE) IN       17,552,440                   16,759,965
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  88,344                       309,134

  TOTAL INCREASE (DECREASE)       24,178,486                   44,244,682
IN NET ASSETS

NET ASSETS

 Beginning of period              159,729,528                  115,484,846

 End of period (including        $ 183,908,014                $ 159,729,528
accumulated net investment
loss of $462,726 and
$17,095, respectively)

OTHER INFORMATION
Shares

 Sold                             1,852,882                    4,292,822

 Issued in reinvestment of        47,809                       230,819
distributions

 Redeemed                         (1,522,873)                  (4,259,349)

 Net increase (decrease)          377,818                      264,292


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 43.13                      $ 33.58              $ 24.91    $ 27.18   $ 22.35   $ 23.87
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                        (.19)                (.17)      .35 e     .02       (.01)

Net realized and unrealized       2.56                         11.85                10.30      (1.58)    7.00      1.67
gain (loss)

Total from investment             2.45                         11.66                10.13      (1.23)    7.02      1.66
operations

Less Distributions

 From net investment income       -                            -                    -          -         (.02)     -

From net realized gain            (.54)                        (2.19)               (1.52)     (1.07)    (2.19)    (3.21)

Total distributions               (.54)                        (2.19)               (1.52)     (1.07)    (2.21)    (3.21)

Redemption fees added to paid     .02                          .08                  .06        .03       .02       .03
in capital

Net asset value, end of period   $ 45.06                      $ 43.13              $ 33.58    $ 24.91   $ 27.18   $ 22.35

TOTAL RETURN B, C                 5.67%                        36.68%               42.42%     (4.52)%   31.98%    9.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 183,908                    $ 159,730            $ 115,485  $ 54,171  $ 94,970  $ 38,157
(000 omitted)

Ratio of expenses to average      1.18% A                      1.35%                1.75%      1.60%     1.56%     2.05%
net assets

Ratio of expenses to average      1.16% A, F                   1.33% F              1.71% F    1.56% F   1.54% F   2.03% F
net assets after  expense
reductions

Ratio of net investment           (.45)% A                     (.52)%               (.59)%     1.33%     .08%      (.07)%
income (loss) to average net
assets

Portfolio turnover rate           47% a                        109%                 219%       99%       223%      107%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.49 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR THE YEAR ENDED FEBRUARY 29


RETAILING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT RETAILING                -10.67%        26.05%       142.38%       416.97%

SELECT RETAILING (LOAD ADJ.)    -13.42%        22.19%       135.04%       401.39%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Consumer Industries          -2.00%         24.74%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 300 stocks designed to measure the performance of companies in the consumer industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT RETAILING                26.05%       19.37%        17.85%

SELECT RETAILING (LOAD ADJ.)    22.19%       18.64%        17.49%

S&P 500                         39.82%       25.11%        17.10%

GS Consumer Industries          24.74%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Retailing                   S&P 500
             00046                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9676.99                     9959.00
  1989/10/31       9210.97                     9727.95
  1989/11/30       9268.51                     9926.40
  1989/12/31       9214.22                    10164.64
  1990/01/31       8494.57                     9482.59
  1990/02/28       8790.50                     9604.91
  1990/03/31       9510.15                     9859.44
  1990/04/30       9375.63                     9612.96
  1990/05/31      10626.61                    10550.22
  1990/06/30      10492.10                    10478.48
  1990/07/31      10061.65                    10444.95
  1990/08/31       8615.63                     9500.72
  1990/09/30       7653.85                     9038.04
  1990/10/31       7297.39                     8999.18
  1990/11/30       8292.79                     9580.52
  1990/12/31       8750.67                     9847.82
  1991/01/31       9600.12                    10277.18
  1991/02/28      10490.02                    11012.00
  1991/03/31      11582.16                    11278.49
  1991/04/30      11743.96                    11305.56
  1991/05/31      12721.50                    11793.96
  1991/06/30      12317.00                    11253.80
  1991/07/31      13105.78                    11778.23
  1991/08/31      13800.17                    12057.37
  1991/09/30      13651.85                    11856.01
  1991/10/31      13395.67                    12014.88
  1991/11/30      13139.49                    11530.68
  1991/12/31      14712.78                    12849.79
  1992/01/31      15528.62                    12610.79
  1992/02/29      16275.32                    12774.73
  1992/03/31      15950.37                    12525.62
  1992/04/30      15300.46                    12893.87
  1992/05/31      15618.50                    12957.05
  1992/06/30      14889.44                    12763.99
  1992/07/31      15551.84                    13286.04
  1992/08/31      15199.04                    13013.68
  1992/09/30      15652.64                    13167.24
  1992/10/31      16725.42                    13213.32
  1992/11/30      17992.61                    13663.90
  1992/12/31      17960.81                    13831.96
  1993/01/31      18084.73                    13948.15
  1993/02/28      17399.54                    14137.85
  1993/03/31      18740.77                    14436.15
  1993/04/30      17665.09                    14086.80
  1993/05/31      18643.58                    14464.33
  1993/06/30      18195.41                    14506.27
  1993/07/31      18285.05                    14448.25
  1993/08/31      19121.62                    14995.84
  1993/09/30      19704.23                    14880.37
  1993/10/31      20010.47                    15188.39
  1993/11/30      20204.68                    15044.10
  1993/12/31      20301.38                    15226.14
  1994/01/31      19396.95                    15743.82
  1994/02/28      20115.65                    15317.17
  1994/03/31      19695.73                    14649.34
  1994/04/30      20293.31                    14836.85
  1994/05/31      19291.97                    15080.17
  1994/06/30      19130.46                    14710.71
  1994/07/31      19453.47                    15193.22
  1994/08/31      20689.00                    15816.14
  1994/09/30      20285.23                    15428.65
  1994/10/31      20374.06                    15775.79
  1994/11/30      19663.43                    15201.24
  1994/12/31      19283.89                    15426.67
  1995/01/31      19130.46                    15826.69
  1995/02/28      19308.12                    16443.45
  1995/03/31      19526.15                    16928.70
  1995/04/30      18767.07                    17427.25
  1995/05/31      19098.16                    18123.82
  1995/06/30      20317.53                    18544.83
  1995/07/31      21561.14                    19159.78
  1995/08/31      21262.35                    19207.87
  1995/09/30      21900.30                    20018.44
  1995/10/31      20923.18                    19946.98
  1995/11/30      21972.98                    20822.65
  1995/12/31      21593.44                    21223.69
  1996/01/31      20963.56                    21946.15
  1996/02/29      22505.95                    22149.59
  1996/03/31      24177.54                    22362.89
  1996/04/30      25590.73                    22692.52
  1996/05/31      26818.18                    23277.76
  1996/06/30      26341.73                    23366.44
  1996/07/31      23822.23                    22334.12
  1996/08/31      26075.25                    22805.14
  1996/09/30      27011.99                    24088.62
  1996/10/31      26479.01                    24752.98
  1996/11/30      27496.51                    26624.06
  1996/12/31      26097.95                    26096.63
  1997/01/31      25976.52                    27727.15
  1997/02/28      26915.53                    27944.53
  1997/03/31      27255.52                    26796.29
  1997/04/30      27674.08                    28396.03
  1997/05/31      28958.39                    30124.78
  1997/06/30      30798.97                    31474.37
  1997/07/31      34128.37                    33978.79
  1997/08/31      32983.12                    32075.30
  1997/09/30      35118.19                    33832.06
  1997/10/31      34921.86                    32702.07
  1997/11/30      37465.94                    34215.85
  1997/12/31      36987.35                    34803.33
  1998/01/31      37627.61                    35188.26
  1998/02/28      41075.17                    37726.04
  1998/03/31      43898.88                    39657.99
  1998/04/30      43725.86                    40056.94
  1998/05/31      44482.62                    39368.37
  1998/06/30      46935.86                    40967.51
  1998/07/31      45630.23                    40531.21
  1998/08/31      39784.04                    34671.20
  1998/09/30      40000.26                    36892.24
  1998/10/31      43734.17                    39893.06
  1998/11/30      48033.58                    42310.97
  1998/12/31      53913.03                    44748.93
  1999/01/31      56249.85                    46620.33
  1999/02/28      56133.42                    45171.37
  1999/03/31      57081.45                    46978.68
  1999/04/30      56175.00                    48798.16
  1999/05/31      54470.21                    47646.04
  1999/06/30      58387.07                    50290.39
  1999/07/31      55700.99                    48720.33
  1999/08/31      50139.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120334 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $50,139 - a 401.39% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                              % OF FUND'S NET ASSETS

Safeway, Inc.                  7.3

Home Depot, Inc.               7.2

Dayton Hudson Corp.            7.0

Wal-Mart Stores, Inc.          6.7

McDonald's Corp.               6.3

Kroger Co.                     5.9

Walgreen Co.                   5.7

Gap, Inc.                      5.0

CVS Corp.                      4.5

Federated Department Stores,   4.4
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Retail & Wholesale,
Miscellaneous 27.0%
General Merchandise Stores 24.9%
Grocery Stores 14.6%
Drug Stores 10.2%
Apparel Stores 8.8%
All Others 14.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 14.5
Row: 1, Col: 2, Value: 8.800000000000001
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 14.6
Row: 1, Col: 5, Value: 24.9
Row: 1, Col: 6, Value: 27.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

RETAILING PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Ramin Arani)
(photograph of Steve Calhoun)

NOTE TO SHAREHOLDERS: On August 2, 1999, Steve Calhoun (right) became Portfolio Manager of Fidelity Select Retailing Portfolio. The following is an interview with Ramin Arani, who managed the fund during most of the period covered by this report, with additional comments from Steve Calhoun on his strategy and outlook.

Q. HOW DID THE FUND PERFORM, RAMIN?

R.A. It was a difficult environment for retailing stocks. During the six-month period that ended August 31, 1999, the fund lost 10.67%. This performance lagged the Goldman Sachs Consumer Industries Index - an index of 300 stocks designed to measure the performance of companies in the consumer industries sector - which lost 2.00% during the same period. During the 12-month period that ended August 31, 1999, the fund's 26.05% return compares favorably to the 24.74% return for the Goldman Sachs index. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE AND WHAT
CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS INDEX?

R.A. Despite positive business fundamentals and strong consumer spending at many of the retailers the fund invests in, investors opted to sell off retail stocks during the period. The sell-off was sparked primarily by the changing economic landscape, characterized by increasing interest rates, rising oil prices, concerns about potential inflation and further interest-rate hikes by the Federal Reserve Board. These economic trends, which were evident during the period, are generally detrimental to consumer purchasing power and retail stocks. In terms of the fund's performance relative to the Goldman Sachs index, a much larger percentage of fund assets are concentrated in general merchandise, apparel, retail and grocery stores compared to the index. In light of the difficult environment for retailing stocks, the fund's greater exposure to these industry groups caused the fund to underperform the benchmark.

Q. WERE THERE ANY BRIGHT SPOTS FOR THE FUND?

R.A. Federated Department Stores, operator of Macy's and Bloomingdale's, performed well as it lowered prices and reacted quickly to fashion changes. Consumer electronics and computer retailers, such as Best Buy, Tandy and Circuit City, also provided a significant contribution to fund performance. This group performed well as consumers continued to snap up electronics products, such as DVD players and digital phones, to replace older technology.

Q. WHICH STOCKS WERE THE MAIN DETRACTORS?

R.A. Despite solid business fundamentals driven by consolidation and cost-cutting initiatives, supermarket stocks, such as Safeway and Kroger, detracted from performance. Generally, the fund's supermarket holdings suffered amid sluggish sales, due to a deflationary price environment and looming competition from big discount stores such as Wal-Mart. In the department store sector, weak earnings results and a deteriorating growth outlook hurt the group. Specifically, the fund's holdings in Saks produced poor results after the company reported lower earnings.

Q. TURNING TO YOU, STEVE, DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND SINCE TAKING OVER?

S.C. I started to make some selective changes to the fund's holdings and industry allocations given the changing market environment. For example, I thought the department store sector had lost some of its competitive edge relative to specialty retailers and apparel stores, such as the Gap and the Limited. Nevertheless, certain department stores, such as Federated, have carved out a niche by expanding their Internet strategy and by upgrading their assortment of product lines. This scenario shows us that regardless of the difficulties a certain industry may experience, there are usually specific situations that create opportunities for the fund.

Q. WHAT'S YOUR OUTLOOK, STEVE?

S.C. I'm somewhat cautious given the changing economic environment that Ramin discussed. However, we've never run this fund by trying to determine what the Fed's next move will be. Over the short and long term, in spite of inflationary concerns and potentially higher interest rates, there are compelling investment opportunities in most of the industries where the fund invests. My focus is to search out stocks that have the best potential to outperform the companies in their industry.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 046

TRADING SYMBOL: FSRPX

SIZE: as of August 31, 1999, more than
$141 million

MANAGER: Steve Calhoun, since August,
1999; director of associate research,
1997-1999; equity research associate,
1994-1997; joined Fidelity in 1994

RETAILING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                SHARES                      VALUE (NOTE 1)

APPAREL STORES - 8.8%

Abercrombie & Fitch Co. Class    49,002                     $ 1,708,945
A (a)

Gap, Inc.                        182,087                     7,124,154

Limited, Inc. (The)              90,100                      3,412,538

Too, Inc. (a)                    12,871                      226,047

                                                             12,471,684

DRUG STORES - 10.2%

CVS Corp.                        150,974                     6,293,729

Duane Reade, Inc. (a)            100                         3,150

Walgreen Co.                     348,800                     8,087,800

                                                             14,384,679

GENERAL MERCHANDISE STORES -
24.9%

BJ's Wholesale Club, Inc. (a)    101,800                     2,875,850

Consolidated Stores Corp. (a)    97,358                      1,569,898

Dayton Hudson Corp.              169,500                     9,831,000

Dollar Tree Stores, Inc. (a)     10,000                      330,000

Federated Department Stores,     135,900                     6,251,400
Inc. (a)

Kohls Corp. (a)                  20,000                      1,425,000

Nordstrom, Inc.                  94,500                      2,675,531

Saks, Inc. (a)                   43,385                      729,410

Wal-Mart Stores, Inc.            211,500                     9,372,094

                                                             35,060,183

GROCERY STORES - 14.6%

Kroger Co. (a)                   358,960                     8,300,950

Loblaw Companies Ltd.            82,600                      2,047,705

Safeway, Inc. (a)                220,874                     10,284,442

                                                             20,633,097

RESTAURANTS - 7.8%

CEC Entertainment, Inc. (a)      21,500                      599,313

McDonald's Corp.                 215,500                     8,916,313

Outback Steakhouse, Inc. (a)     51,500                      1,525,688

                                                             11,041,314

RETAIL & WHOLESALE,
MISCELLANEOUS - 27.0%

Bed Bath & Beyond, Inc. (a)      59,000                      1,622,500

Best Buy Co., Inc. (a)           65,100                      4,573,275

Circuit City Stores, Inc. -      52,200                      2,244,600
Circuit City Group

Costco Wholesale Corp.           78,200                      5,845,450

Home Depot, Inc.                 166,300                     10,165,088

Lowe's Companies, Inc.           134,700                     6,095,175

Staples, Inc. (a)                183,900                     3,999,825

Tandy Corp.                      54,600                      2,579,850

Williams-Sonoma, Inc. (a)        24,000                      936,000

                                                             38,061,763

TOTAL COMMON STOCKS                                         131,652,720
(Cost $94,020,676)

CASH EQUIVALENTS - 8.2%

                                SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,    824,315                    $ 824,315
5.26% (b)

Taxable Central Cash Fund,       10,823,084                  10,823,084
5.20% (b)

TOTAL CASH EQUIVALENTS                                       11,647,399
(Cost $11,647,399)

TOTAL INVESTMENT PORTFOLIO -                                143,300,119
101.5%  (Cost $105,668,075)

NET OTHER ASSETS - (1.5%)                                   (2,153,970)

NET ASSETS - 100%                                         $ 141,146,149

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $68,198,024 and $237,437,228, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $19,262 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $729,410. The fund received cash collateral of $824,315 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest expense includes $3,337 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $11,488,000. The weighted average interest rate was 4.91%. Interest expense includes $1,567 paid under the bank borrowing program.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $106,340,673. Net unrealized appreciation aggregated $36,959,446, of which $39,957,952 related to appreciated investment securities and $2,998,506 related to depreciated investment securities.

RETAILING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 143,300,119
value  (cost $105,668,075) -
 See accompanying schedule

Receivable for investments                    6,212,480
sold

Receivable for fund shares                    207,099
sold

Dividends receivable                          55,568

Interest receivable                           43,345

Redemption fees receivable                    1,719

Other receivables                             215,323

 TOTAL ASSETS                                 150,035,653

LIABILITIES

Payable for investments         $ 5,308,454
purchased

Payable for fund shares          2,568,747
redeemed

Accrued management fee           77,921

Other payables and accrued       110,067
expenses

Collateral on securities         824,315
loaned  at value

 TOTAL LIABILITIES                            8,889,504

NET ASSETS                                   $ 141,146,149

Net Assets consist of:

Paid in capital                              $ 64,077,868

Accumulated net investment                    (696,676)
loss

Accumulated undistributed net                 40,132,913
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   37,632,044
(depreciation) on investments

NET ASSETS, for 2,340,844                    $ 141,146,149
shares outstanding

NET ASSET VALUE and                           $60.30
redemption price per share
($141,146,149 (divided by)
2,340,844 shares)

Maximum offering price per                    $62.16
share (100/97.00 of $60.30)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 349,977
Dividends

Interest                                       362,116

Security lending                               122

 TOTAL INCOME                                  712,215

EXPENSES

Management fee                   $ 695,234

Transfer agent fees               603,436

Accounting and security           90,048
lending fees

Non-interested trustees'          463
compensation

Custodian fees and expenses       6,895

Registration fees                 29,226

Audit                             9,217

Legal                             1,125

Interest                          4,904

 Total expenses before            1,440,548
reductions

 Expense reductions               (31,657)     1,408,891

NET INVESTMENT INCOME (LOSS)                   (696,676)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            43,501,126

 Foreign currency transactions    (2,671)      43,498,455

Change in net unrealized                       (62,994,121)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                (19,495,666)

NET INCREASE (DECREASE) IN                    $ (20,192,342)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 394,393
charges paid to FDC

 Sales charges - Retained by                  $ 394,258
FDC

 Deferred sales charges                       $ 1,966
withheld   by FDC

 Exchange fees withheld by FSC                $ 16,103

 Expense reductions  Directed                 $ 30,171
brokerage arrangements

  Custodian credits                            1,486

                                              $ 31,657

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (696,676)                  $ (1,421,013)
income (loss)

 Net realized gain (loss)         43,498,455                   381,908

 Change in net unrealized         (62,994,121)                 79,277,166
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (20,192,342)                 78,238,061
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (1,977,498)
From net realized gain

 In excess of net realized        -                            (1,495,766)
gain

 TOTAL DISTRIBUTIONS              -                            (3,473,264)

Share transactions Net            117,221,796                  767,856,791
proceeds from sales of shares

 Reinvestment of distributions    -                            3,407,803

 Cost of shares redeemed          (293,687,372)                (702,182,873)

 NET INCREASE (DECREASE) IN       (176,465,576)                69,081,721
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  290,895                      805,978

  TOTAL INCREASE (DECREASE)       (196,367,023)                144,652,496
IN NET ASSETS

NET ASSETS

 Beginning of period              337,513,172                  192,860,676

 End of period (including        $ 141,146,149                $ 337,513,172
accumulated net investment
loss of $696,676 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,695,821                    13,691,594

 Issued in reinvestment of        -                            64,738
distributions

 Redeemed                         (4,355,228)                  (12,610,578)

 Net increase (decrease)          (2,659,407)                  1,145,754


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 F    1995

Net asset value, beginning of    $ 67.50                      $ 50.04              $ 33.25    $ 27.87   $ 23.91   $ 24.91
period

Income from Investment
Operations

Net investment income (loss) D    (.20)                        (.28)                (.27)      (.13)     (.14)     (.18)

Net realized and unrealized       (7.08)                       18.27                17.14      5.49      4.07      (.96)
gain (loss)

Total from investment             (7.28)                       17.99                16.87      5.36      3.93      (1.14)
operations

Less Distributions

From net realized gain            -                            (.39)                (.51)      (.08)     -         -

In excess of net realized gain    -                            (.30)                -          -         -         -

Total distributions               -                            (.69)                (.51)      (.08)     -         -

Redemption fees added to paid     .08                          .16                  .43        .10       .03       .14
in capital

Net asset value, end of period   $ 60.30                      $ 67.50              $ 50.04    $ 33.25   $ 27.87   $ 23.91

TOTAL RETURN B, C                 (10.67)%                     36.66%               52.61%     19.59%    16.56%    (4.01)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 141,146                    $ 337,513            $ 192,861  $ 59,348  $ 44,051  $ 31,090
(000 omitted)

Ratio of expenses to average      1.18% A                      1.25%                1.63%      1.45%     1.94%     2.07%
net assets

Ratio of expenses to average      1.15% A, E                   1.22% E              1.55% E    1.39% E   1.92% E   1.96% E
net assets after  expense
reductions

Ratio of net investment           (.57)% A                     (.50)%               (.67)%     (.39)%    (.53)%    (.74)%
income (loss) to average net
assets

Portfolio turnover rate           61% A                        165%                 308%       278%      235%      481%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND
FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES.
F FOR THE YEAR ENDED FEBRUARY 29



AIR TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AIR TRANSPORTATION       14.86%         45.99%       133.70%       207.45%

SELECT AIR TRANSPORTATION       11.34%         41.54%       126.62%       198.16%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AIR TRANSPORTATION       45.99%       18.50%        11.89%

SELECT AIR TRANSPORTATION       41.54%       17.78%        11.54%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             AIR TRANSPORTATION          S&P 500
             00034                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9318.78                     9959.00
  1989/10/31       8584.57                     9727.95
  1989/11/30       8499.85                     9926.40
  1989/12/31       8576.03                    10164.64
  1990/01/31       7693.42                     9482.59
  1990/02/28       8017.05                     9604.91
  1990/03/31       8436.29                     9859.44
  1990/04/30       8127.37                     9612.96
  1990/05/31       8693.72                    10550.22
  1990/06/30       8715.78                    10478.48
  1990/07/31       8451.00                    10444.95
  1990/08/31       7112.37                     9500.72
  1990/09/30       6398.93                     9038.04
  1990/10/31       6737.26                     8999.18
  1990/11/30       6634.29                     9580.52
  1990/12/31       7016.75                     9847.82
  1991/01/31       7847.88                    10277.18
  1991/02/28       8730.49                    11012.00
  1991/03/31       8693.72                    11278.49
  1991/04/30       8480.42                    11305.56
  1991/05/31       8980.56                    11793.96
  1991/06/30       8791.20                    11253.80
  1991/07/31       9061.47                    11778.23
  1991/08/31       8948.86                    12057.37
  1991/09/30       8648.56                    11856.01
  1991/10/31       9068.98                    12014.88
  1991/11/30       8663.58                    11530.68
  1991/12/31       9617.02                    12849.79
  1992/01/31      10172.57                    12610.79
  1992/02/29      10630.52                    12774.73
  1992/03/31      10007.41                    12525.62
  1992/04/30       9489.39                    12893.87
  1992/05/31       9617.02                    12957.05
  1992/06/30       9304.73                    12763.99
  1992/07/31       9251.25                    13286.04
  1992/08/31       8861.65                    13013.68
  1992/09/30       9151.94                    13167.24
  1992/10/31       9480.43                    13213.32
  1992/11/30       9709.62                    13663.90
  1992/12/31      10248.64                    13831.96
  1993/01/31      10341.32                    13948.15
  1993/02/28      10503.51                    14137.85
  1993/03/31      11661.98                    14436.15
  1993/04/30      11793.81                    14086.80
  1993/05/31      12467.53                    14464.33
  1993/06/30      11538.27                    14506.27
  1993/07/31      11933.20                    14448.25
  1993/08/31      12645.63                    14995.84
  1993/09/30      12390.09                    14880.37
  1993/10/31      13102.52                    15188.39
  1993/11/30      13133.49                    15044.10
  1993/12/31      13414.17                    15226.14
  1994/01/31      13932.21                    15743.82
  1994/02/28      13437.71                    15317.17
  1994/03/31      12660.65                    14649.34
  1994/04/30      12577.39                    14836.85
  1994/05/31      12051.59                    15080.17
  1994/06/30      11684.37                    14710.71
  1994/07/31      12293.63                    15193.22
  1994/08/31      12761.00                    15816.14
  1994/09/30      11333.84                    15428.65
  1994/10/31      11425.65                    15775.79
  1994/11/30      10666.16                    15201.24
  1994/12/31      10497.45                    15426.67
  1995/01/31      10835.26                    15826.69
  1995/02/28      11764.24                    16443.45
  1995/03/31      12524.32                    16928.70
  1995/04/30      13529.30                    17427.25
  1995/05/31      13748.88                    18123.82
  1995/06/30      15488.60                    18544.83
  1995/07/31      16012.21                    19159.78
  1995/08/31      15395.70                    19207.87
  1995/09/30      15961.54                    20018.44
  1995/10/31      15775.74                    19946.98
  1995/11/30      17811.05                    20822.65
  1995/12/31      16747.53                    21223.69
  1996/01/31      16367.69                    21946.15
  1996/02/29      18223.73                    22149.59
  1996/03/31      19156.07                    22362.89
  1996/04/30      18353.80                    22692.52
  1996/05/31      18528.52                    23277.76
  1996/06/30      18441.16                    23366.44
  1996/07/31      15418.59                    22334.12
  1996/08/31      15139.05                    22805.14
  1996/09/30      14955.60                    24088.62
  1996/10/31      14815.83                    24752.98
  1996/11/30      16624.13                    26624.06
  1996/12/31      16956.08                    26096.63
  1997/01/31      16292.17                    27727.15
  1997/02/28      15479.74                    27944.53
  1997/03/31      16431.94                    26796.29
  1997/04/30      17331.72                    28396.03
  1997/05/31      18537.25                    30124.78
  1997/06/30      18755.65                    31474.37
  1997/07/31      19882.56                    33978.79
  1997/08/31      19122.55                    32075.30
  1997/09/30      20686.25                    33832.06
  1997/10/31      20502.80                    32702.07
  1997/11/30      21026.94                    34215.85
  1997/12/31      22236.64                    34803.33
  1998/01/31      23081.54                    35188.26
  1998/02/28      24938.46                    37726.04
  1998/03/31      26061.90                    39657.99
  1998/04/30      26927.97                    40056.94
  1998/05/31      25805.59                    39368.37
  1998/06/30      27442.40                    40967.51
  1998/07/31      25983.30                    40531.21
  1998/08/31      20427.47                    34671.20
  1998/09/30      20109.46                    36892.24
  1998/10/31      22092.35                    39893.06
  1998/11/30      22569.36                    42310.97
  1998/12/31      23663.69                    44748.93
  1999/01/31      25319.22                    46620.33
  1999/02/28      25964.59                    45171.37
  1999/03/31      27171.16                    46978.68
  1999/04/30      30042.73                    48798.16
  1999/05/31      29880.29                    47646.04
  1999/06/30      31189.40                    50290.39
  1999/07/31      31370.96                    48720.33
  1999/08/31      29816.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141048 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,816 - a 198.16% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Atlantic Coast Airlines       10.6
Holdings

AMR Corp.                     9.7

Sabre Group Holdings, Inc.    5.3
Class A

Northwest Airlines Corp.      5.3
Class A

SkyWest, Inc.                 5.2

Lockheed Martin Corp.         5.1

Delta Air Lines, Inc.         5.1

United Technologies Corp.     4.5

Boeing Co.                    4.4

America West Holding Corp.    4.1
Class B

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Air Transportation 55.0%
Aerospace & Defense 17.9%
Trucking & Freight 9.1%
Computer Services
& Software 5.3%
Ship Building & Repair 3.6%
All Other 9.1%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.1
Row: 1, Col: 2, Value: 3.6
Row: 1, Col: 3, Value: 5.3
Row: 1, Col: 4, Value: 9.1
Row: 1, Col: 5, Value: 17.9
Row: 1, Col: 6, Value: 55.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

AIR TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Air Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the six-month period that ended August 31, 1999, the fund returned 14.86%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 45.99%. That compared to the 39.82% return for the Standard & Poor's index and the 25.75% return for Goldman Sachs index during the same 12-month period.

Q. WHAT FACTORS HELPED THE FUND OUTPACE BOTH THE STANDARD & POOR'S AND GOLDMAN SACHS INDEXES DURING THE PAST SIX MONTHS?

A. Good security selection - which led to a smaller weighting in major airline carriers and a larger weighting in regional airlines - was the main factor. Throughout the past six months, the major airline carriers came under growing pressure because the industry's increased capacity growth - that is, the number of available airline seats - outstripped demand growth, meaning the number of tickets sold. In addition, the price of oil - which is a major cost component for the airlines - jumped substantially during the period. My strategy was to pare back the fund's holdings in major carriers in order to focus more heavily on regional airlines.

Q. HOW DID THAT STRATEGY PAN OUT?

A. That strategy proved beneficial because the regional airline group held up much better than their major airline counterparts over the past six months. In contrast to the majors, the regionals typically enjoy monopolistic-type holds on the smaller, niche-like markets they fly rather than the head-to-head competition that characterizes the major carriers. In addition, I emphasized major carriers who had used various financial instruments to hedge their exposure to rising oil prices, such as AMR, the parent company of American Airlines.

Q. WHICH HOLDINGS MADE THE BIGGEST CONTRIBUTION TO THE FUND'S
PERFORMANCE?

A. Regional airline holdings, including Atlantic Coast Airlines and niche player America West, were some of the fund's top performers. In addition, Northwest Airlines was a standout, benefiting from the perception that signs of an economic rebound in Asia - which makes up about one-quarter of Northwest's traffic - would help to improve the company's business prospects. The fund also benefited from its holdings in Gulfstream Aerospace, which was acquired by General Dynamics on July 30, 1999, at a significant profit to the fund. Computer reservations provider Sabre Holdings also was a winner, in part boosted by a contract with USAir to handle that airline's reservations. In addition, investors began to place a higher value on Sabre's Travelocity.com business - which provides travel information and airline tickets via the Internet.

Q. WHICH HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. As I mentioned earlier, major airline carriers such as AMR and Delta Airlines were the most significant detractors during the past six months. Despite their recent lackluster performance, however, I continued to maintain holdings in selected major carriers. For example, AMR holds 82% of fast-growing Sabre and I believed that the airline portion of the company was selling at a significant discount to what I thought was its fair value. Other positives, in my view, included the fact that the company is led by a strong management team and has implemented an ongoing effort to buy back some of its shares.

Q. WHAT'S YOUR OUTLOOK?

A. A lot depends on the global economy. For air transport stocks to do well, we'll likely need continued economic strength in the United States and for Asia to continue on a path toward recovery. Although capacity growth will continue to be an issue into next year, I believe that many of the stocks that make up the sector are more attractively valued than they were earlier in the year. To the extent that investors recognize that value, the sector could be poised to do well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 034

TRADING SYMBOL: FSAIX

SIZE: as of August 31, 1999, more than
$50 million

MANAGER: Christopher Zepf, since 1998;
manager, Fidelity Select Transportation
Portfolio, since 1998; joined Fidelity in 1998

AIR TRANSPORTATION PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 90.9%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 17.9%

Boeing Co.                        49,400                   $ 2,238,438

Cordant Technologies, Inc.        30,000                    1,241,250

Howmet International, Inc. (a)    40,200                    718,575

Lockheed Martin Corp.             69,500                    2,571,500

United Technologies Corp.         34,000                    2,248,250

                                                            9,018,013

AIR TRANSPORTATION - 55.0%

AirTran Holdings, Inc. (a)        47,900                    264,947

Alaska Air Group, Inc. (a)        28,100                    1,215,325

America West Holding Corp.        107,100                   2,088,450
Class B (a)

AMR Corp. (a)                     83,500                    4,895,188

Atlantic Coast Airlines           267,900                   5,324,510
Holdings (a)

Comair Holdings, Inc.             92,575                    1,955,647

Continental Airlines, Inc.        35,700                    1,457,006
Class B (a)

Delta Air Lines, Inc.             50,500                    2,566,031

Mesaba Holdings, Inc. (a)         60,700                    751,163

Northwest Airlines Corp.          89,900                    2,652,050
Class A (a)

SkyWest, Inc.                     131,400                   2,644,425

Southwest Airlines Co.            114,350                   1,908,216

                                                            27,722,958

COMPUTER SERVICES & SOFTWARE
- 5.3%

Sabre Group Holdings, Inc.        47,600                    2,665,600
Class A (a)

SHIP BUILDING & REPAIR - 3.6%

General Dynamics Corp.            28,400                    1,789,200

TRUCKING & FREIGHT - 9.1%

Air Express International         37,300                    911,519
Corp.

Airborne Freight Corp.            58,100                    1,463,394

Eagle USA Airfreight, Inc. (a)    25,150                    704,200

Expeditors International of       47,200                    1,525,150
Washington, Inc.

                                                            4,604,263

TOTAL COMMON STOCKS                                        45,800,034
(Cost $40,207,437)

CONVERTIBLE PREFERRED STOCKS
- 2.1%



OIL & GAS - 2.1%

Tesoro Petroleum Corp.            60,000                    1,027,500
$1.1552 PIES (Cost $776,281)

CASH EQUIVALENTS - 3.3%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,        1,658,624                $ 1,658,624
5.20% (b) (Cost $1,658,624)

TOTAL INVESTMENT PORTFOLIO -                                48,486,158
96.3%
(Cost $42,642,342)

NET OTHER ASSETS - 3.7%                                     1,888,480

NET ASSETS - 100%                                        $ 50,374,638

SECURITY TYPE ABBREVIATIONS

PIES  -  Premium Income Equity Securities

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $92,415,367 and $117,058,277, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $18,231 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $43,406,820. Net unrealized appreciation aggregated $5,079,338, of which $7,117,275 related to appreciated investment securities and $2,037,937 related to depreciated investment securities.

AIR TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 48,486,158
value  (cost $42,642,342) -
See accompanying schedule

Receivable for investments                 2,269,818
sold

Receivable for fund shares                 27,290
sold

Dividends receivable                       38,975

Interest receivable                        17,134

Redemption fees receivable                 232

Other receivables                          575

 TOTAL ASSETS                              50,840,182

LIABILITIES

Payable for fund shares        $ 395,694
redeemed

Accrued management fee          27,832

Other payables and accrued      42,018
expenses

 TOTAL LIABILITIES                         465,544

NET ASSETS                                $ 50,374,638

Net Assets consist of:

Paid in capital                           $ 36,234,292

Accumulated net investment                 (166,056)
loss

Accumulated undistributed net              8,462,523
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                5,843,879
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,614,104                 $ 50,374,638
shares outstanding

NET ASSET VALUE and                        $31.21
redemption price per share
($50,374,638 (divided by)
1,614,104 shares)

Maximum offering price per                 $32.18
share (100/97.00 of $31.21)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 168,249
Dividends

Interest                                        123,014

 TOTAL INCOME                                   291,263

EXPENSES

Management fee                   $ 208,372

Transfer agent fees               204,883

Accounting fees and expenses      30,838

Non-interested trustees'          104
compensation

Custodian fees and expenses       6,729

Registration fees                 25,382

Audit                             4,336

Legal                             44

 Total expenses before            480,688
reductions

 Expense reductions               (23,369)      457,319

NET INVESTMENT INCOME (LOSS)                    (166,056)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,802,006

 Foreign currency transactions    1,122         10,803,128

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,370,894)

 Assets and liabilities in        (1,880)       (1,372,774)
foreign currencies

NET GAIN (LOSS)                                 9,430,354

NET INCREASE (DECREASE) IN                     $ 9,264,298
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 93,135
charges paid to FDC

 Sales charges - Retained by                   $ 90,549
FDC

 Deferred sales charges                        $ 433
withheld   by FDC

 Exchange fees withheld by FSC                 $ 4,463

 Expense reductions  Directed                  $ 23,100
brokerage arrangements

  Custodian credits                             269

                                               $ 23,369

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (166,056)                  $ (494,512)
income (loss)

 Net realized gain (loss)         10,803,128                   10,294,170

 Change in net unrealized         (1,372,774)                  (7,870,755)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       9,264,298                    1,928,903
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,461,646)                  (1,287,140)
from net realized gains

Share transactions Net            64,949,277                   234,828,394
proceeds from sales of shares

 Reinvestment of distributions    1,415,821                    1,276,230

 Cost of shares redeemed          (89,901,207)                 (352,683,506)

 NET INCREASE (DECREASE) IN       (23,536,109)                 (116,578,882)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  158,684                      701,437

  TOTAL INCREASE (DECREASE)       (15,574,773)                 (115,235,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              65,949,411                   181,185,093

 End of period (including        $ 50,374,638                 $ 65,949,411
accumulated net investment
loss of $166,056 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             2,121,060                    8,676,907

 Issued in reinvestment of        49,400                       44,922
distributions

 Redeemed                         (2,931,745)                  (13,091,302)

 Net increase (decrease)          (761,285)                    (4,369,473)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G    1995

Net asset value, beginning of    $ 27.76                      $ 26.86            $ 17.72    $ 21.11    $ 13.93   $ 17.12
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.14)              (.19)      (.22)      (.01)     (.18)

Net realized and unrealized       4.07                         1.06               10.59      (3.12)     7.47      (2.01)
gain (loss)

Total from investment             4.00                         .92                10.40      (3.34)     7.46      (2.19)
operations

Less Distributions

From net realized gain            (.62)                        (.21)              (1.43)     (.07)      (.46)     (.92)

In excess of net realized gain    -                            -                  -          (.20)      -         (.17)

Total distributions               (.62)                        (.21)              (1.43)     (.27)      (.46)     (1.09)

Redemption fees added to paid     .07                          .19                .17        .22        .18       .09
in capital

Net asset value, end of period   $ 31.21                      $ 27.76            $ 26.86    $ 17.72    $ 21.11   $ 13.93

TOTAL RETURN B, C                 14.86%                       4.11%              61.10%     (15.06)%   54.91%    (12.45)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 50,375                     $ 65,949           $ 181,185  $ 35,958   $ 75,359  $ 18,633
(000 omitted)

Ratio of expenses to average      1.33% A                      1.35%              1.93%      1.89%      1.47%     2.50% E
net assets

Ratio of expenses to average      1.26% A, F                   1.27% F            1.87% F    1.80% F    1.41% F   2.50%
net assets after  expense
reductions

Ratio of net investment           (.46)% A                     (.50)%             (.84)%     (1.10)%    (.07)%    (1.31)%
income (loss) to average net
assets

Portfolio turnover rate           288% A                       260%               294%       469%       504%      200%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES,
OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE  EXPENSE
LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


AUTOMOTIVE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AUTOMOTIVE               3.31%          17.66%       50.12%        206.80%

SELECT AUTOMOTIVE (LOAD ADJ.)   0.14%          14.06%       45.54%        197.52%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT AUTOMOTIVE               17.66%       8.46%         11.86%

SELECT AUTOMOTIVE (LOAD ADJ.)   14.06%       7.79%         11.52%

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Automotive                  S&P 500
             00502                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9475.60                     9959.00
  1989/10/31       8686.57                     9727.95
  1989/11/30       8766.19                     9926.40
  1989/12/31       8794.14                    10164.64
  1990/01/31       8561.93                     9482.59
  1990/02/28       8816.61                     9604.91
  1990/03/31       9146.21                     9859.44
  1990/04/30       9116.24                     9612.96
  1990/05/31       9633.11                    10550.22
  1990/06/30       9805.60                    10478.48
  1990/07/31       9835.98                    10444.95
  1990/08/31       8423.25                     9500.72
  1990/09/30       7618.14                     9038.04
  1990/10/31       7466.23                     8999.18
  1990/11/30       7906.76                     9580.52
  1990/12/31       8202.98                     9847.82
  1991/01/31       8666.30                    10277.18
  1991/02/28       9372.67                    11012.00
  1991/03/31       9448.62                    11278.49
  1991/04/30       9554.96                    11305.56
  1991/05/31      10322.09                    11793.96
  1991/06/30      10299.30                    11253.80
  1991/07/31      10724.64                    11778.23
  1991/08/31      11074.03                    12057.37
  1991/09/30      10747.43                    11856.01
  1991/10/31      11028.45                    12014.88
  1991/11/30      10481.59                    11530.68
  1991/12/31      11264.77                    12849.79
  1992/01/31      12481.71                    12610.79
  1992/02/29      13738.69                    12774.73
  1992/03/31      14034.92                    12525.62
  1992/04/30      14931.62                    12893.87
  1992/05/31      14923.61                    12957.05
  1992/06/30      14834.83                    12763.99
  1992/07/31      14971.15                    13286.04
  1992/08/31      14040.96                    13013.68
  1992/09/30      13808.42                    13167.24
  1992/10/31      14385.77                    13213.32
  1992/11/30      15083.41                    13663.90
  1992/12/31      15952.56                    13831.96
  1993/01/31      16689.21                    13948.15
  1993/02/28      16934.76                    14137.85
  1993/03/31      17843.29                    14436.15
  1993/04/30      17740.20                    14086.80
  1993/05/31      18820.48                    14464.33
  1993/06/30      19149.63                    14506.27
  1993/07/31      19369.06                    14448.25
  1993/08/31      20044.23                    14995.84
  1993/09/30      20255.22                    14880.37
  1993/10/31      20685.65                    15188.39
  1993/11/30      20685.65                    15044.10
  1993/12/31      21597.31                    15226.14
  1994/01/31      22828.47                    15743.82
  1994/02/28      22091.50                    15317.17
  1994/03/31      20539.55                    14649.34
  1994/04/30      20121.91                    14836.85
  1994/05/31      19823.80                    15080.17
  1994/06/30      19569.54                    14710.71
  1994/07/31      20156.98                    15193.22
  1994/08/31      19823.80                    15816.14
  1994/09/30      18982.10                    15428.65
  1994/10/31      19341.58                    15775.79
  1994/11/30      18175.47                    15201.24
  1994/12/31      18843.03                    15426.67
  1995/01/31      18395.31                    15826.69
  1995/02/28      19310.21                    16443.45
  1995/03/31      19212.88                    16928.70
  1995/04/30      19154.48                    17427.25
  1995/05/31      19543.80                    18123.82
  1995/06/30      20030.45                    18544.83
  1995/07/31      21470.93                    19159.78
  1995/08/31      21276.27                    19207.87
  1995/09/30      21383.33                    20018.44
  1995/10/31      20390.57                    19946.98
  1995/11/30      20896.68                    20822.65
  1995/12/31      21373.60                    21223.69
  1996/01/31      21120.54                    21946.15
  1996/02/29      21266.53                    22149.59
  1996/03/31      22561.02                    22362.89
  1996/04/30      23700.87                    22692.52
  1996/05/31      24246.62                    23277.76
  1996/06/30      23964.00                    23366.44
  1996/07/31      22570.40                    22334.12
  1996/08/31      23145.38                    22805.14
  1996/09/30      23340.29                    24088.62
  1996/10/31      23447.49                    24752.98
  1996/11/30      24636.43                    26624.06
  1996/12/31      24808.56                    26096.63
  1997/01/31      25243.08                    27727.15
  1997/02/28      25647.30                    27944.53
  1997/03/31      25142.03                    26796.29
  1997/04/30      25703.81                    28396.03
  1997/05/31      27173.80                    30124.78
  1997/06/30      27992.79                    31474.37
  1997/07/31      29221.29                    33978.79
  1997/08/31      29000.79                    32075.30
  1997/09/30      30586.28                    33832.06
  1997/10/31      29179.29                    32702.07
  1997/11/30      28979.79                    34215.85
  1997/12/31      28971.04                    34803.33
  1998/01/31      28959.59                    35188.26
  1998/02/28      31490.26                    37726.04
  1998/03/31      33402.58                    39657.99
  1998/04/30      33248.55                    40056.94
  1998/05/31      33062.94                    39368.37
  1998/06/30      32555.62                    40967.51
  1998/07/31      31342.98                    40531.21
  1998/08/31      25292.16                    34671.20
  1998/09/30      25304.54                    36892.24
  1998/10/31      27593.70                    39893.06
  1998/11/30      29090.94                    42310.97
  1998/12/31      30402.56                    44748.93
  1999/01/31      30798.53                    46620.33
  1999/02/28      28806.34                    45171.37
  1999/03/31      28187.64                    46978.68
  1999/04/30      31330.60                    48798.16
  1999/05/31      31206.87                    47646.04
  1999/06/30      32184.40                    50290.39
  1999/07/31      30464.43                    48720.33
  1999/08/31      29752.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 144425 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,752 - a 197.52% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                              % OF FUND'S NET ASSETS

Federal-Mogul Corp.            8.3

SPX Corp.                      6.6

TRW, Inc.                      5.9

Eaton Corp.                    5.7

Ford Motor Co.                 5.6

Danaher Corp.                  5.6

Honda Motor Co. Ltd.           5.4

Johnson Controls, Inc.         5.1

Navistar International Corp.   4.1

AutoZone, Inc.                 3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Autos, Tires, & Accessories 88.6%
Consumer Durables 2.5%
Iron & Steel 1.9%
Industrial Machinery
& Equipment 1.2%
Electronics 0.5%
All Others 5.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 0.5
Row: 1, Col: 3, Value: 1.2
Row: 1, Col: 4, Value: 1.9
Row: 1, Col: 5, Value: 2.5
Row: 1, Col: 6, Value: 88.59999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

AUTOMOTIVE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Albert Grosman)
(photograph of Douglas Nigen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Douglas Nigen (right) became Portfolio Manager of Fidelity Select Automotive Portfolio. The following is an interview with Albert Grosman, who managed the fund during the period covered by this report, with comments from Douglas Nigen on his outlook.

Q. HOW DID THE FUND PERFORM, ALBERT?

A.G. For the six months that ended August 31, 1999, the fund returned 3.31%. For the same period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the year that ended August 31, 1999, the fund returned 17.66%, while the S&P 500 and the Goldman Sachs index returned 39.82% and 25.75%, respectively. The fund underperformed the Goldman Sachs index because the index had a larger exposure to commodity-oriented stocks that rallied strongly during part of the period while automotive stocks remained relatively flat.

Q. WHAT FACTORS AFFECTED AUTOMOTIVE STOCKS DURING THE SIX-MONTH
PERIOD?

A.G. The biggest factor by far was the changing interest-rate environment. Long-term interest rates rose throughout the period, as investors feared that the strong domestic economy in concert with improving overseas economies could rekindle inflation. Cyclical stocks such as automobile manufacturers generally do not perform well when interest rates are rising - auto loan and lease rates increase in sympathy, automobile purchases become relatively more expensive and many consumers postpone new purchases. As a result, auto manufacturers offered consumers substantial incentives to keep sales volume up, and this had a negative effect on earnings growth. Another factor was continued weakness in the auto-replacement parts market. Domestic vehicle quality has improved significantly over the past decade, which has reduced demand for replacement parts.

Q. WHAT STRATEGY DID YOU PURSUE IN SUCH A CHALLENGING ENVIRONMENT?

A.G. I reduced the portfolio's exposure to auto manufacturers and added holdings in companies with automobile-related businesses. For example, I increased the fund's weighting in Danaher and Snap-On Tools
- two companies that manufacture tools, equipment and controls used in manufacturing automation. These stocks represent companies with more diversified operations and less cyclical characteristics than those that rely more heavily on automobile and parts manufacturing. I also reduced the fund's investment in auto-parts stocks because - in addition to reduced demand for replacement parts - vehicle manufacturers are outsourcing more and more component manufacturing in an effort to increase their own manufacturing efficiency. This increases parts manufacturers' fixed costs, which in turn reduces their margins and hurts their earnings.

Q. WHAT STOCKS PERFORMED WELL?

A.G. Several of the portfolio's top-10 holdings contributed to the fund's total return. SPX Corp. - a diversified producer of industrial products, vehicle components and auto aftermarket diagnostic tools - performed very well. SPX profited from a successful acquisition strategy that increased efficiency and significantly enhanced its growth potential. Eaton and Navistar International also generated strong returns. Both companies have large North American trucking operations that benefited from increased demand for overnight shipping.

Q. WERE THERE ANY DISAPPOINTMENTS?

A.G. The stocks that did poorly fell into two categories: domestic automobile manufacturers and aftermarket parts manufacturers. Ford, General Motors and DaimlerChrysler all had negative returns resulting from the impact of higher interest rates that led to increased incentives and deteriorating margins. Pep Boys and Autozone suffered from the weak market for replacement parts that I discussed earlier.

Q. TURNING TO YOU DOUG, WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?

D.N. I am cautiously optimistic about the automotive group over the next three to six months for several reasons. First, although I expect vehicle volume to remain stable, I am concerned about pricing and incentives. Second, I anticipate continuing consolidation by auto-parts businesses. What remains to be seen is how quickly they can cut costs and increase efficiency - both critical factors for their stock prices. Lastly, the United Auto Workers' three-year national contract with the major domestic auto producers expired in September. At the time of this report, negotiations appeared to be starting favorably, but their outcome and the final contract's impact on the auto companies is still uncertain.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 502

TRADING SYMBOL: FSAVX

SIZE: as of August 31, 1999, more than $19 million

MANAGER: Douglas Nigen, since September
1999; analyst, automotive manufacturing, automotive parts, tire and rental car industries, 1999- present; specialty apparel industry,
1997-1999; joined Fidelity in 1997

AUTOMOTIVE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
88.6%

American Axle & Manufacturing     6,400                  $ 100,000
Holdings, Inc. (a)

Arvin Industries, Inc.            7,600                   271,700

AutoNation, Inc. (a)              13,300                  172,069

AutoZone, Inc. (a)                30,200                  719,138

Borg-Warner Automotive, Inc.      2,700                   127,913

DaimlerChrysler AG (Reg.)         8,427                   633,605

Dana Corp.                        14,600                  636,013

Danaher Corp.                     18,500                  1,086,875

Delphi Automotive Systems         6,924                   129,825
Corp.

Discount Auto Parts, Inc. (a)     4,400                   84,150

Dura Automotive Systems, Inc.     3,400                   87,975
 Class A (a)

Eaton Corp.                       11,250                  1,102,500

Federal-Mogul Corp.               35,100                  1,601,433

Ford Motor Co.                    20,900                  1,089,413

General Motors Corp.              8,500                   562,063

Gentex Corp. (a)                  9,000                   172,125

Goodyear Tire & Rubber Co.        7,400                   415,325

Hayes Lemmerz International,      7,000                   197,313
Inc. (a)

Honda Motor Co. Ltd.              26,000                  1,044,320

Johnson Controls, Inc.            14,550                  994,856

Lear Corp. (a)                    9,100                   365,706

Lithia Motors, Inc. (a)           9,600                   194,400

Magna International, Inc.         8,800                   436,905
Class A

Mascotech, Inc.                   6,100                   105,225

Monro Muffler Brake, Inc. (a)     3,395                   23,128

Navistar International Corp.      16,300                  792,588
(a)

Oshkosh Truck Co. Class B         3,600                   121,050

Pep Boys-Manny, Moe & Jack        31,100                  452,894

Sonic Automotive, Inc. (a)        12,200                  147,163

SPX Corp. (a)                     15,100                  1,279,725

Standard Motor Products, Inc.     7,400                   166,500

Tower Automotive, Inc. (a)        23,200                  464,000

TRW, Inc.                         20,800                  1,133,600

Volkswagen AG                     2,900                   173,280

Wynn's International, Inc.        2,400                   43,200

                                                          17,127,975

CONSUMER DURABLES - 2.5%

Snap-On, Inc.                     14,400                  486,900

ELECTRONICS - 0.5%

Stoneridge, Inc. (a)              5,900                   106,200

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

Mark IV Industries, Inc.          11,300                  223,881



                                 SHARES                  VALUE (NOTE 1)

IRON & STEEL - 1.9%

Linamar Corp.                     17,400                 $ 254,151

SPS Technologies, Inc. (a)        3,000                   117,563

                                                          371,714

LEISURE DURABLES & TOYS - 0.5%

Coachmen Industries, Inc.         5,600                   88,550

TOTAL COMMON STOCKS                                   18,405,220
(Cost $16,571,784)

CASH EQUIVALENTS - 7.1%



Central Cash Collateral Fund,     401,500                 401,500
5.26% (b)

Taxable Central Cash Fund,        970,461                 970,461
5.20% (b)

TOTAL CASH EQUIVALENTS                                  1,371,961
(Cost $1,371,961)

TOTAL INVESTMENT PORTFOLIO -                           19,777,181
102.3%  (Cost $17,943,745)

NET OTHER ASSETS - (2.3%)                             $ (449,286)

NET ASSETS - 100%                                    $ 19,327,895

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,794,438 and $46,339,377, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,817 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $409,713. The fund received cash collateral of $401,500 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $941,800. The weighted average interest rate was 5.58%.

Distribution of investments by country of issue, as a percentage of net assets is as follows:

United States of America     86.8%

Japan                         5.4

Germany                       4.2

Canada                        3.6

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $18,046,033. Net unrealized appreciation aggregated $1,731,148, of which $2,794,004 related to appreciated investment securities and $1,062,856 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $1,009,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $3,193,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

AUTOMOTIVE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 19,777,181
value  (cost $17,943,745) -
See accompanying schedule

Receivable for fund shares                167
sold

Dividends receivable                      39,351

Interest receivable                       4,434

Redemption fees receivable                59

Other receivables                         139

 TOTAL ASSETS                             19,821,331

LIABILITIES

Payable for fund shares        $ 49,795
redeemed

Accrued management fee          9,798

Other payables and accrued      32,343
expenses

Collateral on securities        401,500
loaned,  at value

 TOTAL LIABILITIES                        493,436

NET ASSETS                               $ 19,327,895

Net Assets consist of:

Paid in capital                          $ 24,839,163

Accumulated net investment                (55,827)
loss

Accumulated undistributed net             (7,288,869)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,833,428
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 803,745                  $ 19,327,895
shares outstanding

NET ASSET VALUE and                       $24.05
redemption price per share
($19,327,895 (divided by)
803,745 shares)

Maximum offering price per                $24.79
share (100/97.00 of $24.05)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 174,736
Dividends

Interest                                        37,825

Security lending                                139

 TOTAL INCOME                                   212,700

EXPENSES

Management fee                   $ 91,437

Transfer agent fees               121,515

Accounting and security           30,325
lending fees

Non-interested trustees'          89
compensation

Custodian fees and expenses       6,655

Registration fees                 19,140

Audit                             4,167

Legal                             23

Interest                          730

 Total expenses before            274,081
reductions

 Expense reductions               (5,554)       268,527

NET INVESTMENT INCOME (LOSS)                    (55,827)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,704,543)

 Foreign currency transactions    8,308         (2,696,235)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,957,736

 Assets and liabilities in        (55)          2,957,681
foreign currencies

NET GAIN (LOSS)                                 261,446

NET INCREASE (DECREASE) IN                     $ 205,619
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 13,408
charges paid to FDC

 Sales charges - Retained by                   $ 13,408
FDC

 Deferred sales charges                        $ 215
withheld   by FDC

 Exchange fees withheld by FSC                 $ 6,510

 Expense reductions  Directed                  $ 5,554
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (55,827)                   $ 69,009
income (loss)

 Net realized gain (loss)         (2,696,235)                  (4,430,338)

 Change in net unrealized         2,957,681                    (3,784,633)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       205,619                      (8,145,962)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (41,356)
From net investment income

 From net realized gain           -                            (2,674,498)

 TOTAL DISTRIBUTIONS              -                            (2,715,854)

Share transactions Net            12,219,159                   93,308,374
proceeds from sales of shares

 Reinvestment of distributions    -                            2,635,878

 Cost of shares redeemed          (57,698,902)                 (53,084,232)

 NET INCREASE (DECREASE) IN       (45,479,743)                 42,860,020
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  60,925                       53,948

  TOTAL INCREASE (DECREASE)       (45,213,199)                 32,052,152
IN NET ASSETS

NET ASSETS

 Beginning of period              64,541,094                   32,488,942

 End of period (including        $ 19,327,895                 $ 64,541,094
undistributed net investment
income (loss) of $(55,827)
and $47,401, respectively)

OTHER INFORMATION
Shares

 Sold                             485,431                      3,661,058

 Issued in reinvestment of        -                            97,455
distributions

 Redeemed                         (2,454,281)                  (2,167,227)

 Net increase (decrease)          (1,968,850)                  1,591,286


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 23.28                      $ 27.50              $ 25.38   $ 21.85   $ 19.84   $ 25.48
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        .03                  .05       .13       .03       .08

Net realized and unrealized       .76                          (2.09)               5.21      4.28      1.95      (3.46)
gain (loss)

Total from investment             .72                          (2.06)               5.26      4.41      1.98      (3.38)
operations

Less Distributions

 From net investment income       -                            (.01)                (.08)     (.17)     -         (.05)

From net realized gain            -                            (2.17)               (3.09)    (.75)     -         (2.26)

Total distributions               -                            (2.18)               (3.17)    (.92)     -         (2.31)

Redemption fees added to paid     .05                          .02                  .03       .04       .03       .05
in capital

Net asset value, end of period   $ 24.05                      $ 23.28              $ 27.50   $ 25.38   $ 21.85   $ 19.84

TOTAL RETURN B, C                 3.31%                        (8.52)%              22.78%    20.60%    10.13%    (12.59)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 19,328                     $ 64,541             $ 32,489  $ 86,347  $ 55,753  $ 60,075
(000 omitted)

Ratio of expenses to average      1.70% A                      1.45%                1.60%     1.56%     1.81%     1.82%
net assets

Ratio of expenses to average      1.66% A, E                   1.41% E              1.56% E   1.52% E   1.80% E   1.80% E
net assets after  expense
reductions

Ratio of net investment           (.35)% A                     .11%                 .17%      .54%      .13%      .34%
income (loss) to average net
assets

Portfolio turnover rate           12% A                        96%                  153%      175%      61%       63%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


CHEMICALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CHEMICALS                17.07%         20.94%       51.36%        187.92%

SELECT CHEMICALS (LOAD ADJ.)    13.49%         17.24%       46.75%        179.21%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CHEMICALS                20.94%       8.64%         11.15%

SELECT CHEMICALS  (LOAD ADJ.)   17.24%       7.97%         10.81%

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CHEMICALS                   S&P 500
             00069                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9355.00                     9959.00
  1989/10/31       8694.05                     9727.95
  1989/11/30       8879.26                     9926.40
  1989/12/31       9237.25                    10164.64
  1990/01/31       8579.09                     9482.59
  1990/02/28       8636.48                     9604.91
  1990/03/31       8892.86                     9859.44
  1990/04/30       8686.23                     9612.96
  1990/05/31       9443.88                    10550.22
  1990/06/30       9520.97                    10478.48
  1990/07/31       9552.47                    10444.95
  1990/08/31       8276.71                     9500.72
  1990/09/30       7867.20                     9038.04
  1990/10/31       7957.76                     8999.18
  1990/11/30       8489.33                     9580.52
  1990/12/31       8855.52                     9847.82
  1991/01/31       9450.09                    10277.18
  1991/02/28      10174.60                    11012.00
  1991/03/31      10418.73                    11278.49
  1991/04/30      10336.04                    11305.56
  1991/05/31      11052.67                    11793.96
  1991/06/30      10752.29                    11253.80
  1991/07/31      11270.52                    11778.23
  1991/08/31      11492.06                    12057.37
  1991/09/30      11405.03                    11856.01
  1991/10/31      11587.00                    12014.88
  1991/11/30      11009.43                    11530.68
  1991/12/31      12279.22                    12849.79
  1992/01/31      12515.04                    12610.79
  1992/02/29      12966.37                    12774.73
  1992/03/31      12872.85                    12525.62
  1992/04/30      13340.43                    12893.87
  1992/05/31      13263.18                    12957.05
  1992/06/30      12870.04                    12763.99
  1992/07/31      13276.15                    13286.04
  1992/08/31      12822.52                    13013.68
  1992/09/30      12835.48                    13167.24
  1992/10/31      12705.87                    13213.32
  1992/11/30      13090.38                    13663.90
  1992/12/31      13372.65                    13831.96
  1993/01/31      13358.89                    13948.15
  1993/02/28      13125.01                    14137.85
  1993/03/31      13436.85                    14436.15
  1993/04/30      13686.08                    14086.80
  1993/05/31      13893.30                    14464.33
  1993/06/30      13544.79                    14506.27
  1993/07/31      13752.01                    14448.25
  1993/08/31      14425.49                    14995.84
  1993/09/30      13968.65                    14880.37
  1993/10/31      14496.13                    15188.39
  1993/11/30      14604.45                    15044.10
  1993/12/31      15078.61                    15226.14
  1994/01/31      16252.30                    15743.82
  1994/02/28      16226.67                    15317.17
  1994/03/31      15739.77                    14649.34
  1994/04/30      16500.93                    14836.85
  1994/05/31      16898.24                    15080.17
  1994/06/30      16686.69                    14710.71
  1994/07/31      17440.01                    15193.22
  1994/08/31      18451.33                    15816.14
  1994/09/30      18317.17                    15428.65
  1994/10/31      18286.21                    15775.79
  1994/11/30      16851.80                    15201.24
  1994/12/31      17306.52                    15426.67
  1995/01/31      16854.27                    15826.69
  1995/02/28      17832.40                    16443.45
  1995/03/31      18379.31                    16928.70
  1995/04/30      18773.30                    17427.25
  1995/05/31      18960.23                    18123.82
  1995/06/30      19280.69                    18544.83
  1995/07/31      20193.98                    19159.78
  1995/08/31      20279.44                    19207.87
  1995/09/30      20599.89                    20018.44
  1995/10/31      19574.44                    19946.98
  1995/11/30      20428.98                    20822.65
  1995/12/31      21018.47                    21223.69
  1996/01/31      21984.58                    21946.15
  1996/02/29      22732.16                    22149.59
  1996/03/31      23830.52                    22362.89
  1996/04/30      24078.85                    22692.52
  1996/05/31      24026.77                    23277.76
  1996/06/30      23720.07                    23366.44
  1996/07/31      22759.46                    22334.12
  1996/08/31      23766.36                    22805.14
  1996/09/30      24819.56                    24088.62
  1996/10/31      24987.37                    24752.98
  1996/11/30      25907.47                    26624.06
  1996/12/31      25541.48                    26096.63
  1997/01/31      25941.24                    27727.15
  1997/02/28      26156.49                    27944.53
  1997/03/31      25313.92                    26796.29
  1997/04/30      26249.95                    28396.03
  1997/05/31      27542.75                    30124.78
  1997/06/30      28299.96                    31474.37
  1997/07/31      30565.43                    33978.79
  1997/08/31      30657.77                    32075.30
  1997/09/30      30848.61                    33832.06
  1997/10/31      29309.57                    32702.07
  1997/11/30      29475.79                    34215.85
  1997/12/31      29750.33                    34803.33
  1998/01/31      29321.44                    35188.26
  1998/02/28      31248.06                    37726.04
  1998/03/31      32398.59                    39657.99
  1998/04/30      32497.33                    40056.94
  1998/05/31      31225.24                    39368.37
  1998/06/30      28708.87                    40967.51
  1998/07/31      26268.97                    40531.21
  1998/08/31      23092.22                    34671.20
  1998/09/30      22981.00                    36892.24
  1998/10/31      23613.57                    39893.06
  1998/11/30      25316.64                    42310.97
  1998/12/31      25021.35                    44748.93
  1999/01/31      23632.98                    46620.33
  1999/02/28      23855.42                    45171.37
  1999/03/31      24676.17                    46978.68
  1999/04/30      29539.30                    48798.16
  1999/05/31      28242.98                    47646.04
  1999/06/30      28657.19                    50290.39
  1999/07/31      28219.97                    48720.33
  1999/08/31      27921.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121251 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $27,921 - a 179.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Praxair, Inc.                    6.3

PPG Industries, Inc.             4.9

Rhone-Poulenc SA sponsored       4.9
ADR Class A

Monsanto Co.                     4.8

Rohm & Haas Co.                  4.1

Union Carbide Corp.              3.6

Minnesota Mining &               3.6
Manufacturing Co.

Avery Dennison Corp.             3.6

Air Products & Chemicals, Inc.   3.5

Dow Chemical Co.                 3.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Chemicals & Plastics 58.7%
Drugs & Pharmaceuticals 8.4%
Building Materials 5.2%
Consumer Durables 3.6%
Services 3.2%
All Others 20.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 20.9
Row: 1, Col: 2, Value: 3.2
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 8.4
Row: 1, Col: 6, Value: 58.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CHEMICALS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Dylan Yolles)(photograph of Jonathan Zang)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Jonathan Zang (right) became Portfolio Manager of Fidelity Select Chemicals Portfolio. The following is an interview with Dylan Yolles, who managed the fund during the period covered by this report, with comments from Jonathan Zang on his investment style and outlook.

Q. HOW DID THE FUND PERFORM, DYLAN?

D.Y. For the six months that ended August 31, 1999, the fund had a total return of 17.07%. For the 12-month period ending August 31, 1999, it returned 20.94%. For the same six-and 12-month periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - had returns of 8.29% and 25.75%, respectively.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE SIX-MONTH PERIOD?

D.Y. During the past six months, chemical company stocks tended to do better than cyclical stocks in general, and some of the fund's larger holdings were particularly good performers. The primary external factor that helped the chemical industry was the perception that the Asian economic crisis was over, and that world economies would improve. Chemical companies met earnings expectations and investors sensed that the industry was recovering. At the same time, companies producing commodity chemicals enjoyed better prices for their products, a result of low inventories and strong demand. The fund was well-represented among commodity companies.

Q. WHAT WERE SOME OF THE PARTICULAR STOCKS THAT HELPED PERFORMANCE?

D.Y. DuPont was the biggest contributor to performance. I invested in the company when the global economic outlook was not so bright because I felt it had an attractive stock price that was not likely to go much lower even if conditions worsened. However, when the world economy began to improve, investors first started looking at the large-cap companies such as DuPont. Praxair and Minnesota Mining & Manufacturing
(3M), two leaders in their industry segments, also benefited from the improved environment. Dow Chemical, a leader in commodity chemicals, was a strong performer as well. As conditions improved, merger-and-acquisition activity also picked up. Four fund holdings were takeover targets and supported performance. Pioneer Hi-Bred was acquired by DuPont, Union Carbide was acquired by Dow, Raychem was acquired by Tyco International, and Nalco, a water purification company, received a takeover offer from a French firm, Suez Lyonnaise des Eaux.

Q. WERE THERE ANY DISAPPOINTMENTS?

D.Y. Monsanto disappointed, even though the company's earnings were good. The company was affected by doubts about the future of genetically modified grains, where Monsanto is a leader. Moreover, agricultural-related companies in general did poorly because of excessive grain supplies and resulting low prices. IMC Global, a manufacturer of fertilizers, was another disappointing agriculture-related stock because of an industry-wide oversupply of fertilizer.

Q. TURNING TO YOU, JONATHAN, HOW WOULD YOU DESCRIBE YOUR INVESTMENT
STYLE?

J.Z. I search for companies with the potential for earnings growth exceeding market estimates or companies whose stock prices have been unduly hurt by an issue I am confident is not going to be significant. I want to make sure I invest in companies whose valuations make sense. I prefer to own relatively few stocks. I would rather identify companies in which I have a great deal of conviction, and own more of them, than own a little of a lot of companies.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?

J.Z. At least for now, it looks like economies in Europe, Latin America and most of Asia are improving, while North America remains strong. My outlook would change materially if interest rates were to rise significantly, but I don't believe the Federal Reserve Board will raise rates so much as to wipe out economic growth. In the absence of a major setback in the North American economy, such as the fallout from a significant correction in the market, I'm generally more bullish than bearish.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 069

TRADING SYMBOL: FSCHX

SIZE: as of August 31, 1999, more than
$38 million

MANAGER: Jonathan Zang, since September 1999;
equity analyst, electric and gas utilities and independent power producers, 1997-1999;
joined Fidelity in 1997

CHEMICALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 84.8%

                                SHARES                    VALUE (NOTE 1)

AGRICULTURE - 1.7%

Delta & Pine Land Co.            23,400                   $ 662,513

BUILDING MATERIALS - 5.2%

Ferro Corp.                      20,500                    492,000

Owens-Corning                    16,400                    461,250

Sherwin-Williams Co.             42,600                    1,038,375

                                                           1,991,625

CHEMICALS & PLASTICS - 58.7%

Agrium, Inc.                     35,500                    359,162

Air Products & Chemicals,        39,300                    1,336,200
Inc.

Albemarle Corp.                  5,100                     88,294

Arch Chemicals, Inc.             15,150                    298,266

Avery Dennison Corp.             25,100                    1,377,363

Borden Chemicals & Plastics      8,500                     42,500
Ltd.  (common unit) (a)

Cabot Corp.                      20,200                    465,863

Crompton & Knowles Corp.         33,200                    581,000

Cytec Industries, Inc. (a)       26,400                    615,450

Dexter Corp.                     3,000                     109,313

Dow Chemical Co.                 11,300                    1,283,963

E.I. du Pont de Nemours and      7,237                     458,645
Co.

Eastman Chemical Co.             22,600                    1,049,488

Fuller (H.B.) Co.                3,922                     236,301

Georgia Gulf Corp.               7,300                     132,769

Great Lakes Chemical Corp.       5,300                     218,294

IMC Global, Inc.                 42,400                    675,750

Lyondell Chemical Co.            6,300                     91,744

Millennium Chemicals, Inc.       27,000                    621,000

Minerals Technologies, Inc.      14,100                    697,950

Monsanto Co.                     44,600                    1,831,388

Potash Corp. of Saskatchewan     16,900                    943,229

PPG Industries, Inc.             31,000                    1,861,938

Praxair, Inc.                    50,800                    2,387,595

Rohm & Haas Co.                  42,243                    1,578,832

Solutia, Inc.                    5,600                     112,000

Tredegar Industries, Inc.        37,700                    819,975

Union Carbide Corp.              24,400                    1,387,750

Valspar Corp.                    11,700                    424,856

Wellman, Inc.                    8,000                     134,500

Witco Corp.                      9,900                     160,256

                                                           22,381,634

COMPUTER SERVICES & SOFTWARE
- 0.2%

Chemdex Corp.                    3,200                     86,400

CONSUMER DURABLES - 3.6%

Minnesota Mining &               14,600                    1,379,700
Manufacturing Co.

DRUGS & PHARMACEUTICALS - 8.4%

Cambrex Corp.                    12,200                    327,875

Chirex, Inc. (a)                 7,100                     214,775



                                SHARES                    VALUE (NOTE 1)

Rhone-Poulenc SA sponsored       38,300                   $ 1,859,944
ADR  Class A

Sigma-Aldrich Corp.              25,300                    815,925

                                                           3,218,519

METALS & MINING - 1.1%

Olin Corp.                       28,400                    402,925

OIL & GAS - 1.1%

Conoco, Inc. Class B             15,230                    409,306

SERVICES - 3.2%

Ecolab, Inc.                     32,400                    1,217,025

TEXTILES & APPAREL - 1.6%

Polymer Group, Inc. (a)          43,100                    603,400

TOTAL COMMON STOCKS                                        32,353,047
(Cost $31,725,929)

CASH EQUIVALENTS - 15.9%



Taxable Central Cash Fund,       6,071,180                 6,071,180
5.20% (b) (Cost $6,071,180)

TOTAL INVESTMENT PORTFOLIO -                               38,424,227
100.7%  (Cost $37,797,109)

NET OTHER ASSETS - (0.7%)                                  (264,434)

NET ASSETS - 100%                                       $ 38,159,793

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $24,151,104 and $26,875,736, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,853 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $38,185,268. Net unrealized appreciation aggregated $238,959, of which $2,755,039 related to appreciated investment securities and $2,516,080 related to depreciated investment securities.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,740,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

CHEMICALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 38,424,227
value  (cost $37,797,109) -
See accompanying schedule

Receivable for investments                  6,132
sold

Receivable for fund shares                  7,032
sold

Dividends receivable                        85,041

Interest receivable                         15,182

Redemption fees receivable                  118

Other receivables                           249

 TOTAL ASSETS                               38,537,981

LIABILITIES

Payable for fund shares         $ 320,842
redeemed

Accrued management fee           18,274

Other payables and  accrued      39,072
expenses

 TOTAL LIABILITIES                          378,188

NET ASSETS                                 $ 38,159,793

Net Assets consist of:

Paid in capital                            $ 36,705,309

Undistributed net investment                98,000
income

Accumulated undistributed net               729,366
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 627,118
(depreciation) on investments

NET ASSETS, for 1,047,934                  $ 38,159,793
shares outstanding

NET ASSET VALUE and                         $36.41
redemption price per share
($38,159,793 (divided by)
1,047,934 shares)

Maximum offering price per                  $37.54
share (100/97.00 of $36.41)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 377,332
Dividends

Interest                                      79,530

Security lending                              24

 TOTAL INCOME                                 456,886

EXPENSES

Management fee                   $ 129,348

Transfer agent fees               165,360

Accounting and security           30,318
lending fees

Non-interested trustees'          121
compensation

Custodian fees and expenses       6,169

Registration fees                 24,160

Audit                             4,098

Legal                             25

 Total expenses before            359,599
reductions

 Expense reductions               (713)       358,886

NET INVESTMENT INCOME                         98,000

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,992,666

 Foreign currency transactions    (322)       2,992,344

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,251,706

 Assets and liabilities in        (13)        2,251,693
foreign currencies

NET GAIN (LOSS)                               5,244,037

NET INCREASE (DECREASE) IN                   $ 5,342,037
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 66,869
charges paid to FDC

 Sales charges - Retained by                 $ 66,869
FDC

 Deferred sales charges                      $ 2,301
withheld   by FDC

 Exchange fees withheld by FSC               $ 3,375

 Expense reductions  Directed                $ 713
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 98,000                     $ 208,208
income

 Net realized gain (loss)         2,992,344                    2,558,079

 Change in net unrealized         2,251,693                    (15,018,011)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,342,037                    (12,251,724)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (51,919)
From net investment income

 From net realized gain           -                            (3,969,737)

 In excess of net realized        -                            (773,436)
gain

 TOTAL DISTRIBUTIONS              -                            (4,795,092)

Share transactions Net            45,876,917                   17,546,799
proceeds from sales of shares

 Reinvestment of distributions    -                            4,627,284

 Cost of shares redeemed          (45,013,972)                 (42,678,413)

 NET INCREASE (DECREASE) IN       862,945                      (20,504,330)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  93,072                       63,464

  TOTAL INCREASE (DECREASE)       6,298,054                    (37,487,682)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,861,739                   69,349,421

 End of period (including        $ 38,159,793                 $ 31,861,739
undistributed net investment
income of $98,000 and
$159,886, respectively)

OTHER INFORMATION
Shares

 Sold                             1,237,723                    503,657

 Issued in reinvestment of        -                            132,380
distributions

 Redeemed                         (1,214,120)                  (1,122,609)

 Net increase (decrease)          23,603                       (486,572)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997       1996 F    1995

Net asset value, beginning of    $ 31.10                      $ 45.90              $ 42.53   $ 39.53    $ 33.91   $ 31.66
period

Income from Investment
Operations

Net investment income (loss) D    .08                          .17                  (.02)     .28        .01       .36

Net realized and unrealized       5.15                         (10.77)              7.88      5.49       8.89      2.65
gain (loss)

Total from investment             5.23                         (10.60)              7.86      5.77       8.90      3.01
operations

Less Distributions

 From net investment income       -                            (.05)                -         (.12)      (.08)     (.22)

From net realized gain            -                            (3.52)               (4.54)    (2.74)     (3.22)    (.60)

In excess of net realized gain    -                            (.68)                -         -          -         -

Total distributions               -                            (4.25)               (4.54)    (2.86)     (3.30)    (.82)

Redemption fees added to paid     .08                          .05                  .05       .09        .02       .06
in capital

Net asset value, end of period   $ 36.41                      $ 31.10              $ 45.90   $ 42.53    $ 39.53   $ 33.91

TOTAL RETURN B, C                 17.07%                       (23.66)%             19.47%    15.06%     27.48%    9.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 38,160                     $ 31,862             $ 69,349  $ 111,409  $ 89,230  $ 97,511
(000 omitted)

Ratio of expenses to average      1.60% A                      1.58%                1.68%     1.83%      1.99%     1.52%
net assets

Ratio of expenses to average      1.60% A                      1.51% E              1.67% E   1.81% E    1.97% E   1.51% E
net assets after  expense
reductions

Ratio of net investment           .44% A                       .44%                 (.05)%    .67%       .04%      1.07%
income (loss) to average net
assets

Portfolio turnover rate           122% A                       141%                 31%       207%       87%       106%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


CONSTRUCTION AND HOUSING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CONSTRUCTION  AND        -5.68%         8.35%        76.20%        219.08%
HOUSING

SELECT CONSTRUCTION  AND        -8.58%         5.03%        70.84%        209.44%
HOUSING (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT CONSTRUCTION  AND        8.35%        12.00%        12.30%
HOUSING

SELECT CONSTRUCTION  AND        5.03%        11.31%        11.96%
HOUSING (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             CONSTRUCTION & HOUSING      S&P 500
             00511                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9875.04                     9959.00
  1989/10/31       9320.75                     9727.95
  1989/11/30       9459.32                     9926.40
  1989/12/31       9250.73                    10164.64
  1990/01/31       8667.21                     9482.59
  1990/02/28       8846.16                     9604.91
  1990/03/31       9344.09                     9859.44
  1990/04/30       9071.78                     9612.96
  1990/05/31       9912.05                    10550.22
  1990/06/30       9733.11                    10478.48
  1990/07/31       9225.44                    10444.95
  1990/08/31       8052.57                     9500.72
  1990/09/30       7221.05                     9038.04
  1990/10/31       6967.22                     8999.18
  1990/11/30       7641.19                     9580.52
  1990/12/31       8358.92                     9847.82
  1991/01/31       9094.15                    10277.18
  1991/02/28       9890.66                    11012.00
  1991/03/31      10135.73                    11278.49
  1991/04/30      10293.28                    11305.56
  1991/05/31      11317.36                    11793.96
  1991/06/30      10739.68                    11253.80
  1991/07/31      11019.77                    11778.23
  1991/08/31      11474.91                    12057.37
  1991/09/30      11221.08                    11856.01
  1991/10/31      11028.52                    12014.88
  1991/11/30      10477.09                    11530.68
  1991/12/31      11812.39                    12849.79
  1992/01/31      12690.53                    12610.79
  1992/02/29      12898.26                    12774.73
  1992/03/31      12888.82                    12525.62
  1992/04/30      13068.23                    12893.87
  1992/05/31      13483.69                    12957.05
  1992/06/30      12520.23                    12763.99
  1992/07/31      12747.01                    13286.04
  1992/08/31      12312.34                    13013.68
  1992/09/30      12472.98                    13167.24
  1992/10/31      12907.64                    13213.32
  1992/11/30      13654.13                    13663.90
  1992/12/31      14022.65                    13831.96
  1993/01/31      14608.50                    13948.15
  1993/02/28      14873.08                    14137.85
  1993/03/31      15222.70                    14436.15
  1993/04/30      14863.50                    14086.80
  1993/05/31      15024.24                    14464.33
  1993/06/30      15203.89                    14506.27
  1993/07/31      15723.92                    14448.25
  1993/08/31      16376.33                    14995.84
  1993/09/30      16905.82                    14880.37
  1993/10/31      17520.40                    15188.39
  1993/11/30      17246.20                    15044.10
  1993/12/31      18735.79                    15226.14
  1994/01/31      19347.88                    15743.82
  1994/02/28      18955.76                    15317.17
  1994/03/31      17846.34                    14649.34
  1994/04/30      17805.96                    14836.85
  1994/05/31      16863.74                    15080.17
  1994/06/30      16450.32                    14710.71
  1994/07/31      16921.43                    15193.22
  1994/08/31      17565.60                    15816.14
  1994/09/30      16584.93                    15428.65
  1994/10/31      16094.59                    15775.79
  1994/11/30      15440.81                    15201.24
  1994/12/31      15748.44                    15426.67
  1995/01/31      15817.56                    15826.69
  1995/02/28      16577.83                    16443.45
  1995/03/31      16874.04                    16928.70
  1995/04/30      16893.79                    17427.25
  1995/05/31      17723.17                    18123.82
  1995/06/30      17891.02                    18544.83
  1995/07/31      18720.41                    19159.78
  1995/08/31      18730.28                    19207.87
  1995/09/30      18621.67                    20018.44
  1995/10/31      18611.80                    19946.98
  1995/11/30      19757.14                    20822.65
  1995/12/31      20280.41                    21223.69
  1996/01/31      20239.12                    21946.15
  1996/02/29      20187.52                    22149.59
  1996/03/31      20879.01                    22362.89
  1996/04/30      20905.52                    22692.52
  1996/05/31      21593.41                    23277.76
  1996/06/30      21722.39                    23366.44
  1996/07/31      20808.78                    22334.12
  1996/08/31      21786.88                    22805.14
  1996/09/30      22969.20                    24088.62
  1996/10/31      22625.25                    24752.98
  1996/11/30      23657.09                    26624.06
  1996/12/31      22959.97                    26096.63
  1997/01/31      23188.59                    27727.15
  1997/02/28      23950.66                    27944.53
  1997/03/31      23264.80                    26796.29
  1997/04/30      23737.45                    28396.03
  1997/05/31      26009.16                    30124.78
  1997/06/30      26470.78                    31474.37
  1997/07/31      29252.71                    33978.79
  1997/08/31      29167.67                    32075.30
  1997/09/30      30090.93                    33832.06
  1997/10/31      28924.71                    32702.07
  1997/11/30      29568.56                    34215.85
  1997/12/31      29809.91                    34803.33
  1998/01/31      30882.96                    35188.26
  1998/02/28      33539.42                    37726.04
  1998/03/31      35266.77                    39657.99
  1998/04/30      35253.48                    40056.94
  1998/05/31      34637.07                    39368.37
  1998/06/30      35017.41                    40967.51
  1998/07/31      33758.36                    40531.21
  1998/08/31      28564.76                    34671.20
  1998/09/30      28236.89                    36892.24
  1998/10/31      31318.94                    39893.06
  1998/11/30      33745.24                    42310.97
  1998/12/31      36617.46                    44748.93
  1999/01/31      35987.93                    46620.33
  1999/02/28      32814.07                    45171.37
  1999/03/31      32446.84                    46978.68
  1999/04/30      34506.64                    48798.16
  1999/05/31      33693.17                    47646.04
  1999/06/30      34414.79                    50290.39
  1999/07/31      33233.96                    48720.33
  1999/08/31      30944.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141327 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $30,944 - a 209.44% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Masco Corp.                     8.9

Home Depot, Inc.                6.6

Fannie Mae                      6.1

Lowe's Companies, Inc.          5.8

Caterpillar, Inc.               5.7

Deere & Co.                     4.5

Equity Residential Properties   3.1
Trust (SBI)

Maytag Corp.                    3.1

Leggett & Platt, Inc.           3.1

Simon Property Group, Inc.      2.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Building Materials 19.6%
Retail & Wholesale,
Miscellaneous 12.4%
Industrial Machinery
& Equipment 12.0%
Real Estate Investment Trusts 11.8%
Federal Sponsored Credit 7.3%
All Others 36.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 36.9
Row: 1, Col: 2, Value: 7.3
Row: 1, Col: 3, Value: 11.8
Row: 1, Col: 4, Value: 12.0
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 19.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CONSTRUCTION AND HOUSING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Brian Hogan)

NOTE TO SHAREHOLDERS: Brian Hogan became
Portfolio Manager of
Fidelity Select Construction and Housing Portfolio on
April 30, 1999.

Q. HOW DID THE FUND PERFORM, BRIAN?

A. For the six months that ended August 31, 1999, the fund fell 5.68%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the year that ended August 31, 1999, the fund returned 8.35%, while the S&P 500 and the Goldman Sachs Cyclical Industries Index returned 39.82% and 25.75%, respectively. The fund underperformed the Goldman Sachs index because the index had a larger exposure to cyclical and commodity-oriented stocks that rallied strongly during the first half of the period.

Q. WHAT FACTORS INFLUENCED YOUR STRATEGY DURING THE PAST SIX MONTHS?

A. First, the Federal Reserve Board raised interest rates in both June and August, following a six-month trend of rising mortgage rates. The average rate for a 30-year conventional mortgage increased from 6.79% in January to 8.02% in August. Since higher mortgage rates tend to have a negative impact on the level of new and existing home sales, higher rates are also negative for many industries involved in construction and housing. Second, although the sector's fundamental investment characteristics remained strong - existing home sales and housing starts posted robust gains despite rising interest rates - stock prices were weak as investors anticipated that higher rates could end the housing market's eight-year expansion. These factors, combined with the surprising strength in cyclical and commodity-oriented stocks during the first half of the period, led me to adopt a more diversified strategy. I reduced some positions in areas that were closely tied to the housing market's strength - such as building materials, home builders and carpet manufacturers - and added holdings in cyclical industries that had been underrepresented in the fund. For example, I added Fluor, a global engineering and construction company, and Caterpillar and Deere, two top manufacturers of construction and farming equipment.

Q. WHICH HOLDINGS BENEFITED PERFORMANCE?

A. One of the largest contributors to the fund's performance was Danaher Corp., which manufactures the Sears' Craftsman line of tools. It benefited from a strong repair and remodeling market. Home Depot, the country's largest and fastest-growing home center, performed well on the basis of well-executed expansion strategies and continued market share gains. Masco - a diversified building materials company - also posted solid performance. The stock benefited from Masco's close alliance with Home Depot, a long track record of earnings gains and a value-added product line that commanded a price premium.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Unfortunately, yes. Maxim Group, a commercial and retail carpet distributor, performed poorly when it had difficulty integrating a large retail floor-covering acquisition. The fund sold its Maxim position before the period ended. Two other disappointments were Shaw Industries and Owens-Corning, both relatively large holdings. Shaw - a low-cost flooring producer with strong business fundamentals - fell victim to the market's fear that higher interest rates could halt the eight-year housing expansion. Owens-Corning, the country's leading manufacturer of fiberglass insulation, suffered from larger-than-expected settlement costs for asbestos litigation as well as from interest-rate jitters. Although I expected both stocks to perform well, they didn't live up to their potential over the period.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I have a cautious outlook. Typically, stocks in the construction and housing industries - especially building materials stocks - have not performed well in periods that follow interest-rate increases by the Fed. Although higher interest rates have the potential to derail the housing market's recent strong performance, I am optimistic that a number of stocks may benefit from higher commodity prices, strengthening economies overseas and increased levels of industrial production domestically. As a result, I have increased the fund's diversification by adding holdings in cyclical, commodity-oriented sectors such as engineering and construction, and equipment and machinery, and by reducing holdings in some building material and carpet manufacturing stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 511

TRADING SYMBOL: FSHOX

SIZE: as of August 31, 1999, more than $13 million

MANAGER: Brian Hogan, since 1999; equity
analyst, various industries, since 1998; high-yield
analyst and portfolio manager, 1995-1998;
fixed-income analyst, 1994; joined Fidelity in
1994

CONSTRUCTION AND HOUSING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.6%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
1.0%

Danaher Corp.                     2,450                  $ 143,938

BUILDING MATERIALS - 19.6%

Armstrong World Industries,       1,500                   72,844
Inc.

Elcor Corp.                       3,750                   72,188

Johns Manville Corp.              3,900                   56,063

Lafarge Corp.                     7,234                   198,935

Lone Star Industries, Inc.        1,300                   44,688

Masco Corp.                       43,300                  1,225,926

Owens-Corning                     10,800                  303,750

Sherwin-Williams Co.              5,400                   131,625

Southdown, Inc.                   3,840                   193,920

USG Corp.                         2,000                   98,000

Vulcan Materials Co.              7,300                   311,163

                                                          2,709,102

CONSTRUCTION - 6.0%

Centex Corp.                      6,600                   185,625

Clayton Homes, Inc.               14,500                  137,750

D.R. Horton, Inc.                 2,900                   42,231

Granite Construction, Inc.        2,200                   55,000

Jacobs Engineering Group,         2,500                   82,500
Inc. (a)

Kaufman & Broad Home Corp.        5,100                   104,231

Lennar Corp.                      8,300                   157,700

M/I Schottenstein Homes, Inc.     3,000                   57,375

                                                          822,412

CONSUMER ELECTRONICS - 5.6%

Black & Decker Corp.              2,000                   105,250

Maytag Corp.                      6,800                   425,850

Whirlpool Corp.                   3,500                   247,406

                                                          778,506

CREDIT & OTHER FINANCE - 1.6%

Countrywide Credit                6,755                   217,004
Industries, Inc.

ENGINEERING - 1.8%

Fluor Corp.                       6,000                   248,250

FEDERAL SPONSORED CREDIT - 7.3%

Fannie Mae                        13,600                  844,900

Freddie Mac                       3,100                   159,650

                                                          1,004,550

HOME FURNISHINGS - 5.8%

Ethan Allen Interiors, Inc.       3,800                   110,913

Furniture Brands                  4,900                   98,306
International, Inc. (a)

Knoll, Inc. (a)                   4,200                   112,350



                                 SHARES                  VALUE (NOTE 1)

Leggett & Platt, Inc.             19,200                 $ 424,800

Miller (Herman), Inc.             2,500                   58,906

                                                          805,275

INDUSTRIAL MACHINERY &
EQUIPMENT - 12.0%

Case Corp.                        5,000                   246,875

Caterpillar, Inc.                 14,000                  792,750

Deere & Co.                       16,000                  622,000

                                                          1,661,625

LEASING & RENTAL - 1.2%

United Rentals, Inc. (a)          6,500                   158,844

LEISURE DURABLES & TOYS - 0.3%

Champion Enterprises, Inc. (a)    4,400                   37,400

METALS & MINING - 1.2%

Martin Marietta Materials,        3,500                   159,688
Inc.

PACKAGING & CONTAINERS - 0.9%

Gaylord Container Corp. Class     15,800                  129,363
A (a)

PAPER & FOREST PRODUCTS - 1.4%

Georgia-Pacific Corp.             2,500                   103,438

Trex Co., Inc. (a)                4,400                   91,575

                                                          195,013

POLLUTION CONTROL - 0.7%

IT Group, Inc. (The) (a)          8,200                   97,888

REAL ESTATE - 1.5%

Catellus Development Corp. (a)    8,800                   120,450

LNR Property Corp.                5,000                   93,125

                                                          213,575

REAL ESTATE INVESTMENT TRUSTS
- 11.8%

Apartment Investment &            4,400                   180,400
Management Co. Class A

Archstone Communities Trust       9,000                   192,375

Crescent Real Estate Equities     3,900                   80,925
Co.

Equity Residential Properties     9,700                   426,800
Trust (SBI)

Mack-Cali Realty Corp.            4,900                   139,038

Post Properties, Inc.             2,300                   94,013

Rouse Co. (The)                   7,300                   166,075

Simon Property Group, Inc.        13,900                  354,450

                                                          1,634,076

RETAIL & WHOLESALE,
MISCELLANEOUS - 12.4%

Home Depot, Inc.                  14,900                  910,763

Lowe's Companies, Inc.            17,900                  809,975

                                                          1,720,738

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TEXTILES & APPAREL - 3.5%

Mohawk Industries, Inc. (a)       8,850                  $ 200,231

Shaw Industries, Inc.             13,900                  278,000

                                                          478,231

TOTAL COMMON STOCKS                                    13,215,478
(Cost $12,372,252)

CASH EQUIVALENTS - 5.9%



Taxable Central Cash Fund,        815,698                 815,698
5.20% (b) (Cost $815,698)

TOTAL INVESTMENT PORTFOLIO -                              14,031,176
101.5%
(Cost $13,187,950)

NET OTHER ASSETS - (1.5%)                                 (202,600)

NET ASSETS - 100%                                       $ 13,828,576

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,904,570 and $38,482,964, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,251 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $13,226,972. Net unrealized appreciation aggregated $804,204, of which $1,594,860 related to appreciated investment securities and $790,656 related to depreciated investment securities.

CONSTRUCTION AND HOUSING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 14,031,176
value  (cost $13,187,950) -
See accompanying schedule

Receivable for fund shares                 16,302
sold

Dividends receivable                       9,876

Interest receivable                        1,845

Redemption fees receivable                 105

Other receivables                          8,704

 TOTAL ASSETS                              14,068,008

LIABILITIES

Payable to custodian bank       $ 276

Payable for fund shares          199,813
redeemed

Accrued management fee           7,262

Other payables and accrued       32,081
expenses

 TOTAL LIABILITIES                         239,432

NET ASSETS                                $ 13,828,576

Net Assets consist of:

Paid in capital                           $ 9,068,202

Accumulated net investment                 (59,793)
loss

Accumulated undistributed net              3,976,941
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                843,226
(depreciation) on investments

NET ASSETS, for 586,183                   $ 13,828,576
shares outstanding

NET ASSET VALUE and                        $23.59
redemption price per share
($13,828,576 (divided by)
586,183 shares)

Maximum offering price per                 $24.32
share (100/97.00 of $23.59)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 140,461
Dividends

Interest                                     23,243

 TOTAL INCOME                                163,704

EXPENSES

Management fee                   $ 60,319

Transfer agent fees               110,750

Accounting fees and expenses      30,315

Non-interested trustees'          46
compensation

Custodian fees and expenses       6,379

Registration fees                 23,242

Audit                             4,799

Legal                             54

 Total expenses before            235,904
reductions

 Expense reductions               (12,407)   223,497

NET INVESTMENT INCOME (LOSS)                 (59,793)

REALIZED AND UNREALIZED GAIN                 4,047,070
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (4,737,004)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (689,934)

NET INCREASE (DECREASE) IN                  $ (749,727)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 13,312
charges paid to FDC

 Sales charges - Retained by                $ 13,312
FDC

 Deferred sales charges                     $ 582
withheld   by FDC

 Exchange fees withheld by FSC              $ 4,703

 Expense reductions  Directed               $ 12,407
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (59,793)                   $ (195,271)
income (loss)

 Net realized gain (loss)         4,047,070                    1,243,920

 Change in net unrealized         (4,737,004)                  (58,044)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (749,727)                    990,605
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (8,525)                      (144,845)
from net realized gains

Share transactions Net            4,691,647                    137,817,090
proceeds from sales of shares

 Reinvestment of distributions    8,092                        142,901

 Cost of shares redeemed          (41,807,579)                 (144,767,914)

 NET INCREASE (DECREASE) IN       (37,107,840)                 (6,807,923)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  43,043                       129,721

  TOTAL INCREASE (DECREASE)       (37,823,049)                 (5,832,442)
IN NET ASSETS

NET ASSETS

 Beginning of period              51,651,625                   57,484,067

 End of period (including        $ 13,828,576                 $ 51,651,625
accumulated net investment
loss of $59,793 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             177,997                      5,395,789

 Issued in reinvestment of        324                          5,303
distributions

 Redeemed                         (1,656,824)                  (5,579,107)

 Net increase (decrease)          (1,478,503)                  (178,015)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 G    1995

Net asset value, beginning of    $ 25.02                      $ 25.63              $ 22.00   $ 19.56   $ 16.79   $ 19.82
period

Income from Investment
Operations

Net investment income (loss) D    (.08)                        (.06)                (.25)     .06       .07       (.02)

Net realized and unrealized       (1.39)                       (.53)                7.67      3.38      3.55      (2.50)
gain (loss)

Total from investment             (1.47)                       (.59)                7.42      3.44      3.62      (2.52)
operations

Less Distributions

 From net investment income       -                            -                    (.02)     (.02)     (.07)     -

From net realized gain            (.01)                        (.06)                (3.87)    (1.03)    (.81)     (.52)

Total distributions               (.01)                        (.06)                (3.89)    (1.05)    (.88)     (.52)

Redemption fees added to paid     .05                          .04                  .10       .05       .03       .01
in capital

Net asset value, end of period   $ 23.59                      $ 25.02              $ 25.63   $ 22.00   $ 19.56   $ 16.79

TOTAL RETURN B, C                 (5.68)%                      (2.16)%              40.04%    18.64%    21.77%    (12.54)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,829                     $ 51,652             $ 57,484  $ 30,581  $ 42,668  $ 16,863
(000 omitted)

Ratio of expenses to average      2.23% A                      1.43%                2.50% E   1.41%     1.43%     1.76%
net assets

Ratio of expenses to average      2.12% A, F                   1.37% F              2.43% F   1.35% F   1.40% F   1.74% F
net assets after  expense
reductions

Ratio of net investment           (.57)% A                     (.23)%               (1.10)%   .27%      .39%      (.11)%
income (loss) to average net
assets

Portfolio turnover rate           35% A                        226%                 404%      270%      139%      45%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


CYCLICAL INDUSTRIES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT CYCLICAL INDUSTRIES        12.47%         27.46%       34.43%

SELECT CYCLICAL INDUSTRIES        9.02%          23.57%       30.32%
(LOAD ADJ.)

S&P 500                           7.32%          39.82%       72.48%

GS Cyclical Industries            8.29%          25.75%       31.05%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 1 YEAR  LIFE OF FUND

SELECT CYCLICAL INDUSTRIES          27.46%       12.58%

SELECT CYCLICAL INDUSTRIES          23.57%       11.19%
(LOAD ADJ.)

S&P 500                             39.82%       24.41%

GS Cyclical Industries              25.75%       11.44%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Cyclical Industries         S&P 500
             00515                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9418.70                     9533.50
  1997/04/30       9738.80                    10102.65
  1997/05/31      10476.00                    10717.70
  1997/06/30      10999.80                    11197.85
  1997/07/31      11688.50                    12088.86
  1997/08/31      11504.20                    11411.64
  1997/09/30      11766.10                    12036.66
  1997/10/31      10893.10                    11634.64
  1997/11/30      11096.80                    12173.20
  1997/12/31      11118.24                    12382.22
  1998/01/31      11401.25                    12519.16
  1998/02/28      12199.74                    13422.05
  1998/03/31      12846.62                    14109.39
  1998/04/30      12998.88                    14251.33
  1998/05/31      12795.29                    14006.35
  1998/06/30      12856.37                    14575.29
  1998/07/31      12133.64                    14420.06
  1998/08/31      10230.13                    12335.21
  1998/09/30      10301.38                    13125.40
  1998/10/31      11237.87                    14193.02
  1998/11/30      11594.14                    15053.26
  1998/12/31      12092.92                    15920.63
  1999/01/31      11858.80                    16586.43
  1999/02/28      11594.14                    16070.92
  1999/03/31      11706.11                    16713.92
  1999/04/30      13355.15                    17361.25
  1999/05/31      13121.03                    16951.35
  1999/06/30      13640.17                    17892.15
  1999/07/31      13334.79                    17333.56
  1999/08/31      13032.00                    17247.76
IMATRL PRASUN   SHR__CHT 19990831 19990914 141605 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $13,032 - a 30.32% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,248 - a 72.48% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S  NET ASSETS

General Electric Co.          9.7

SPX Corp.                     5.1

Textron, Inc.                 4.9

General Dynamics Corp.        4.1

Fortune Brands, Inc.          3.6

Honeywell, Inc.               3.3

AlliedSignal, Inc.            3.2

Litton Industries, Inc.       3.0

EG & G, Inc.                  2.8

Union Carbide Corp.           2.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electrical Equipment 15.7%
Aerospace & Defense 10.9%
Chemicals & Plastics 8.6%
Autos, Tires, & Accessories 8.0%
Building Materials 8.0%
All Others 48.8%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 48.8
Row: 1, Col: 2, Value: 8.0
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 8.6
Row: 1, Col: 5, Value: 10.9
Row: 1, Col: 6, Value: 15.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

CYCLICAL INDUSTRIES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Albert Ruback)

Albert Ruback,
Portfolio Manager
of Fidelity Select
Cyclical Industries Portfolio

Q. HOW DID THE FUND PERFORM, ALBERT?

A. The fund experienced a rebound in the second quarter of 1999, which significantly improved performance during the six-month period. For the six and 12 months ending August 31, 1999, the fund returned 12.47% and 27.46%, respectively. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29% and 25.75%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT DROVE THE RALLY IN THE SECOND QUARTER? WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX DURING THE PERIOD?

A. The cyclical sector, which is predominantly made up of economically sensitive stocks such as chemicals and plastics, suffered at the beginning of the period as weak international markets led to a slowdown in domestic manufacturing. This trend reversed itself in April, as improving global economic conditions spurred investor confidence in cyclical and value-oriented companies, leading to a rally in chemicals, paper and aluminum stocks. While the fund benefited from the rotation into cyclical stocks given its investment objectives, much of the fund's outperformance of the Goldman Sachs index came from strong stock selection and timely sector allocation shifts into chemicals, non-ferrous metals and aerospace stocks.

Q. IN THE PREVIOUS REPORT, YOU TALKED ABOUT HAVING A MORE DEFENSIVE STRATEGY GIVEN THE DOMESTIC INTEREST-RATE ENVIRONMENT AND WEAKNESS OVERSEAS. WHAT CAUSED YOU TO CHANGE THIS STANCE?

A. I began to see signs that the global economic picture was improving. Asia was recovering, certain European countries were lowering interest rates last spring and other countries were coming out of recessions. This environment generally leads to a cyclical recovery and I started to position the fund to take advantage of this cyclical up-trend. The stocks that generally react most favorably at the beginning of an economic expansion are the commodities-based companies, such as chemicals and metals.

Q. WERE THERE ANY OTHER FACTORS THAT HELPED THE FUND'S PERFORMANCE?

A. The fund's underweighted position in auto manufacturers relative to the Goldman Sachs index was a significant contributor over the past six months. Despite the record sales results auto companies racked up over the past year, price incentives - due to fierce competition - ate away at profit margins.

Q. WHICH STOCKS PRODUCED STRONG RESULTS?

A. Honeywell was a solid contributor to fund performance as the company experienced accelerated growth and sales across many of its divisions. In addition, investors generally viewed its merger with AlliedSignal as a beneficial alliance. Shares of Fortune Brands benefited from a change in management that became more focused on cost-cutting initiatives and improving returns. SPX Corp., a global automobile parts manufacturer, also was a strong corporate management story, with encouraging cost-savings initiatives underway. Textron, the biggest maker of commercial helicopters and mid-size business jets, helped the fund after its shares rose on stronger profits.

Q. WHICH HOLDINGS HURT THE FUND'S PERFORMANCE?

A. Shares of US Airways fell in the second quarter because of costly new labor contracts and lower ticket sales. In general, the major airlines suffered and detracted from fund performance. As capacity began to outstrip demand for seats, it forced price cuts, which lowered profit margins. Waste Management hurt the fund's total return after the company posted its biggest one-day loss ever when it warned investors that second-quarter and full-year profits would fall below estimates. The announcement was particularly damaging because the company didn't provide any advanced warning of the earnings shortfall. I have since sold both of these holdings.

Q. WHAT'S YOUR OUTLOOK, ALBERT?

A. I continue to think the global economy is improving. We see evidence of Asia recovering - with South Korea rebounding dramatically and strengthening in the Japanese stock market - as well as signs of improvement in Europe. In addition, even if we see a slowdown in the U.S., I don't think it's likely to short-circuit the global upturn with overseas economies strengthening. As a result, if an environment of sustained global economic growth continues, I'm optimistic that the rally in cyclical stocks can continue.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 515

TRADING SYMBOL: FCYIX

SIZE: as of August 31, 1999, more than
$7 million

MANAGER: Albert Ruback, since inception;
manager, Fidelity Select Energy Portfolio,
1994-1996; Fidelity Select Industrial
Equipment Portfolio, 1991-1994; sector
leader, cyclical industries, since 1996;
joined Fidelity in 1991

CYCLICAL INDUSTRIES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 99.4%

                                 SHARES                VALUE (NOTE 1)

AEROSPACE & DEFENSE - 10.9%

AlliedSignal, Inc.                3,700                $ 226,625

Boeing Co.                        1,000                 45,313

Howmet International, Inc. (a)    2,700                 48,263

Lockheed Martin Corp.             1,800                 66,600

Textron, Inc.                     4,300                 347,225

United Technologies Corp.         711                   47,015

                                                        781,041

AIR TRANSPORTATION - 5.1%

AMR Corp. (a)                     2,700                 158,288

Atlantic Coast Airlines           3,000                 59,625
Holdings (a)

Northwest Airlines Corp.          3,900                 115,050
Class A (a)

Southwest Airlines Co.            1,800                 30,037

                                                        363,000

AUTOS, TIRES, & ACCESSORIES -
8.0%

Danaher Corp.                     750                   44,063

Federal-Mogul Corp.               450                   20,531

Ford Motor Co.                    1,100                 57,338

Navistar International Corp.      1,800                 87,525
(a)

SPX Corp. (a)                     4,250                 360,188

                                                        569,645

BUILDING MATERIALS - 8.0%

American Standard Companies,      4,100                 168,100
Inc. (a)

Carlisle Companies, Inc.          500                   20,000

Ferro Corp.                       950                   22,800

Fortune Brands, Inc.              6,800                 255,000

Masco Corp.                       2,200                 62,288

Owens-Corning                     1,400                 39,375

                                                        567,563

CHEMICALS & PLASTICS - 8.6%

Air Products & Chemicals,         1,200                 40,800
Inc.

Dow Chemical Co.                  1,200                 136,350

E.I. du Pont de Nemours and       1,664                 105,456
Co.

Ivex Packaging Corp. (a)          2,500                 38,750

Potash Corp. of Saskatchewan      400                   22,325

Sealed Air Corp. (a)              514                   30,198

Spartech Corp.                    900                   25,031

Union Carbide Corp.               3,400                 193,375

Witco Corp.                       1,500                 24,281

                                                        616,566

COMPUTERS & OFFICE EQUIPMENT
- 0.3%

Pitney Bowes, Inc.                400                   23,600

CONSTRUCTION - 0.2%

Centex Corp.                      500                   14,063



                                 SHARES                VALUE (NOTE 1)

CONSUMER DURABLES - 2.0%

Minnesota Mining &                1,500                $ 141,750
Manufacturing Co.

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              800                   42,100

General Motors Corp. Class H      400                   20,600
(a)

                                                        62,700

DEFENSE ELECTRONICS - 5.5%

Litton Industries, Inc. (a)       3,400                 217,600

Raytheon Co.:

Class A                           600                   40,275

Class B                           2,000                 136,250

                                                        394,125

ELECTRICAL EQUIPMENT - 15.7%

Emerson Electric Co.              2,700                 169,088

General Electric Co.              6,200                 696,331

Honeywell, Inc.                   2,100                 238,350

Hubbell, Inc. Class B             500                   19,406

                                                        1,123,175

ENGINEERING - 2.8%

EG & G, Inc.                      6,200                 197,238

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             1,400                 30,975

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.1%

Caterpillar, Inc.                 2,100                 118,913

Illinois Tool Works, Inc.         1,600                 124,700

Ingersoll-Rand Co.                2,350                 149,519

Parker-Hannifin Corp.             900                   39,375

                                                        432,507

IRON & STEEL - 0.8%

Bethlehem Steel Corp. (a)         7,000                 53,813

METALS & MINING - 3.7%

Alcoa, Inc.                       1,648                 106,399

Inco Ltd.                         7,500                 154,020

                                                        260,419

OIL & GAS - 1.3%

Conoco, Inc. Class B              3,498                 94,009

PACKAGING & CONTAINERS - 1.6%

Ball Corp.                        800                   35,950

Owens-Illinois, Inc. (a)          2,200                 54,450

Silgan Holdings, Inc. (a)         1,500                 27,000

                                                        117,400

COMMON STOCKS - CONTINUED

                                 SHARES                VALUE (NOTE 1)

PAPER & FOREST PRODUCTS - 5.1%

Bowater, Inc.                     1,400                $ 75,075

Champion International Corp.      1,000                 55,000

Fort James Corp.                  887                   28,606

International Paper Co.           1,442                 67,864

Smurfit-Stone Container Corp.     4,470                 94,708
(a)

Temple-Inland, Inc.               400                   24,800

Willamette Industries, Inc.       400                   15,850

                                                        361,903

POLLUTION CONTROL - 0.3%

Ogden Corp.                       1,000                 22,750

RAILROADS - 5.2%

Bombardier, Inc. Class B          2,200                 34,271

Burlington Northern Santa Fe      6,300                 182,700
Corp.

Canadian National Railway Co.     100                   6,355

CSX Corp.                         1,000                 43,688

Union Pacific Corp.               2,100                 102,244

                                                        369,258

SERVICES - 1.2%

Ecolab, Inc.                      2,300                 86,394

SHIP BUILDING & REPAIR - 4.1%

General Dynamics Corp.            4,700                 296,100

TEXTILES & APPAREL - 0.9%

Shaw Industries, Inc.             3,300                 66,000

TRUCKING & FREIGHT - 0.7%

Expeditors International of       800                   25,850
Washington, Inc.

USFreightways Corp.               500                   24,250

                                                        50,100

TOTAL COMMON STOCKS                                  7,096,094
(Cost $6,699,346)

CASH EQUIVALENTS - 8.2%



Central Cash Collateral Fund,     468,000               468,000
5.26% (b)

Taxable Central Cash Fund,        120,219               120,219
5.20% (b)

TOTAL CASH EQUIVALENTS                                  588,219
(Cost $588,219)

TOTAL INVESTMENT PORTFOLIO -                          7,684,313
107.6%
(Cost $7,287,565)

NET OTHER ASSETS - (7.6%)                             (540,813)

NET ASSETS - 100%                                   $ 7,143,500

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $9,201,225 and $5,225,303, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $983 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $449,250. The fund received cash collateral of $468,000 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $7,288,167. Net unrealized appreciation aggregated $396,146, of which $760,778 related to appreciated investment securities and $364,632 related to depreciated investment securities.

CYCLICAL INDUSTRIES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 7,684,313
value  (cost $7,287,565) -
See accompanying schedule

Receivable for fund shares                 5,003
sold

Dividends receivable                       9,826

Interest receivable                        467

Redemption fees receivable                 30

Other receivables                          145

 TOTAL ASSETS                              7,699,784

LIABILITIES

Payable to custodian bank       $ 4,066

Payable for fund shares          63,661
redeemed

Accrued management fee           2,462

Other payables and accrued       18,095
expenses

Collateral on securities         468,000
loaned,  at value

 TOTAL LIABILITIES                         556,284

NET ASSETS                                $ 7,143,500

Net Assets consist of:

Paid in capital                           $ 6,578,849

Accumulated net investment                 (40,153)
loss

Accumulated undistributed net              208,056
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                396,748
(depreciation) on investments

NET ASSETS, for 557,760                   $ 7,143,500
shares outstanding

NET ASSET VALUE and                        $12.81
redemption price per share
($7,143,500 (divided by)
557,760 shares)

Maximum offering price per                 $13.21
share (100/97.00 of $12.81)

STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31,
                                   1999 (UNAUDITED)

INVESTMENT INCOME                          $ 46,354
Dividends

Interest                                    8,300

Security lending                            145

 TOTAL INCOME                               54,799

EXPENSES

Management fee                   $ 22,129

Transfer agent fees               27,815

Accounting and security           30,004
lending fees

Non-interested trustees'          10
compensation

Custodian fees and expenses       7,041

Registration fees                 11,837

Audit                             2,871

Legal                             3

Miscellaneous                     250

 Total expenses before            101,960
reductions

 Expense reductions               (7,008)   94,952

NET INVESTMENT INCOME (LOSS)                (40,153)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            208,834

 Foreign currency transactions    (156)     208,678

Change in net unrealized                    135,135
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             343,813

NET INCREASE (DECREASE) IN                 $ 303,660
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                    $ 33,655
charges paid to FDC

 Sales charges - Retained by               $ 33,655
FDC

 Exchange fees withheld by FSC             $ 998

 Expense reductions  Directed              $ 747
brokerage arrangements

  FMR reimbursement                         6,261

                                           $ 7,008

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (40,153)                   $ (41,151)
income (loss)

 Net realized gain (loss)         208,678                      21,698

 Change in net unrealized         135,135                      (207,859)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       303,660                      (227,312)
NET ASSETS RESULTING FROM
OPERATIONS

 From net realized gain           -                            (29,887)

Share transactions Net            12,847,626                   3,255,351
proceeds from sales of shares

 Reinvestment of distributions    -                            29,223

 Cost of shares redeemed          (9,115,899)                  (3,913,851)

 NET INCREASE (DECREASE) IN       3,731,727                    (629,277)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  21,129                       8,220

  TOTAL INCREASE (DECREASE)       4,056,516                    (878,256)
IN NET ASSETS

NET ASSETS

 Beginning of period              3,086,984                    3,965,240

 End of period (including         7,143,500                    3,086,984
accumulated net investment
loss of $40,153 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             980,461                      265,208

 Issued in reinvestment of        -                            2,305
distributions

 Redeemed                         (693,693)                    (325,171)

 Net increase (decrease)          286,768                      (57,658)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 11.39                      $ 12.07                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.13)                     (.11)

Net realized and unrealized       1.45                         (.49)                     2.59
gain (loss)

Total from investment             1.38                         (.62)                     2.48
operations

Less Distributions

From net realized gain            -                            (.09)                     (.46)

Redemption fees added to paid     .04                          .03                       .05
in capital

Net asset value, end of period   $ 12.81                      $ 11.39                   $ 12.07

TOTAL RETURN B, C                 12.47%                       (4.96)%                   25.77%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,144                      $ 3,087                   $ 3,965
(000 omitted)

Ratio of expenses to average      2.50%  A, F                  2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.48% A, G                   2.49% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (1.05)% A                    (1.09)%                   (.93)% A
income (loss) to average net
assets

Portfolio turnover rate           148% A                       103%                      140% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE
AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO
FEBRUARY 28, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
OF THE FUND'S EXPENSES.


DEFENSE AND AEROSPACE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT DEFENSE AND  AEROSPACE   13.92%         35.64%       160.33%       285.55%

SELECT DEFENSE AND  AEROSPACE   10.43%         31.50%       152.44%       273.91%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT DEFENSE AND AEROSPACE    35.64%       21.09%        14.45%

SELECT DEFENSE AND AEROSPACE    31.50%       20.35%        14.10%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Defense & Aerospace         S&P 500
             00067                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9522.21                     9959.00
  1989/10/31       8981.74                     9727.95
  1989/11/30       8640.40                     9926.40
  1989/12/31       8782.62                    10164.64
  1990/01/31       8284.82                     9482.59
  1990/02/28       8313.27                     9604.91
  1990/03/31       8825.29                     9859.44
  1990/04/30       8462.61                     9612.96
  1990/05/31       9088.42                    10550.22
  1990/06/30       9094.95                    10478.48
  1990/07/31       8730.01                    10444.95
  1990/08/31       7964.34                     9500.72
  1990/09/30       7706.74                     9038.04
  1990/10/31       7606.56                     8999.18
  1990/11/30       8014.43                     9580.52
  1990/12/31       8380.03                     9847.82
  1991/01/31       9119.66                    10277.18
  1991/02/28       9299.18                    11012.00
  1991/03/31      10017.26                    11278.49
  1991/04/30       9852.10                    11305.56
  1991/05/31      10311.67                    11793.96
  1991/06/30       9792.86                    11253.80
  1991/07/31      10218.32                    11778.23
  1991/08/31      10110.15                    12057.37
  1991/09/30       9872.18                    11856.01
  1991/10/31      10348.12                    12014.88
  1991/11/30       9879.39                    11530.68
  1991/12/31      10636.57                    12849.79
  1992/01/31      10600.52                    12610.79
  1992/02/29      10766.38                    12774.73
  1992/03/31      10550.04                    12525.62
  1992/04/30      10362.55                    12893.87
  1992/05/31       9843.34                    12957.05
  1992/06/30       9381.82                    12763.99
  1992/07/31       9742.38                    13286.04
  1992/08/31       9554.89                    13013.68
  1992/09/30       9691.90                    13167.24
  1992/10/31       9771.23                    13213.32
  1992/11/30      10110.15                    13663.90
  1992/12/31      10636.57                    13831.96
  1993/01/31      10953.87                    13948.15
  1993/02/28      10874.54                    14137.85
  1993/03/31      11451.44                    14436.15
  1993/04/30      11487.50                    14086.80
  1993/05/31      11840.85                    14464.33
  1993/06/30      12338.43                    14506.27
  1993/07/31      12843.21                    14448.25
  1993/08/31      12821.58                    14995.84
  1993/09/30      13153.30                    14880.37
  1993/10/31      13679.72                    15188.39
  1993/11/30      13275.89                    15044.10
  1993/12/31      13706.06                    15226.14
  1994/01/31      14358.73                    15743.82
  1994/02/28      14358.73                    15317.17
  1994/03/31      13781.08                    14649.34
  1994/04/30      13855.87                    14836.85
  1994/05/31      13901.55                    15080.17
  1994/06/30      13551.35                    14710.71
  1994/07/31      13749.29                    15193.22
  1994/08/31      14365.95                    15816.14
  1994/09/30      13642.71                    15428.65
  1994/10/31      13977.68                    15775.79
  1994/11/30      13429.54                    15201.24
  1994/12/31      13947.23                    15426.67
  1995/01/31      13939.62                    15826.69
  1995/02/28      14952.16                    16443.45
  1995/03/31      15591.66                    16928.70
  1995/04/30      16451.95                    17427.25
  1995/05/31      17464.49                    18123.82
  1995/06/30      18111.61                    18544.83
  1995/07/31      19108.93                    19159.78
  1995/08/31      19101.31                    19207.87
  1995/09/30      19634.23                    20018.44
  1995/10/31      18918.60                    19946.98
  1995/11/30      20281.35                    20822.65
  1995/12/31      20552.13                    21223.69
  1996/01/31      20919.86                    21946.15
  1996/02/29      22039.40                    22149.59
  1996/03/31      22546.06                    22362.89
  1996/04/30      23632.33                    22692.52
  1996/05/31      24516.02                    23277.76
  1996/06/30      23935.31                    23366.44
  1996/07/31      22319.42                    22334.12
  1996/08/31      23497.67                    22805.14
  1996/09/30      24650.68                    24088.62
  1996/10/31      24221.46                    24752.98
  1996/11/30      25542.78                    26624.06
  1996/12/31      25695.85                    26096.63
  1997/01/31      25139.93                    27727.15
  1997/02/28      25537.02                    27944.53
  1997/03/31      25369.36                    26796.29
  1997/04/30      26047.12                    28396.03
  1997/05/31      28131.97                    30124.78
  1997/06/30      28803.05                    31474.37
  1997/07/31      31469.51                    33978.79
  1997/08/31      33205.39                    32075.30
  1997/09/30      35451.29                    33832.06
  1997/10/31      32784.84                    32702.07
  1997/11/30      32847.47                    34215.85
  1997/12/31      31751.90                    34803.33
  1998/01/31      33274.52                    35188.26
  1998/02/28      36436.13                    37726.04
  1998/03/31      37444.74                    39657.99
  1998/04/30      38443.66                    40056.94
  1998/05/31      35951.22                    39368.37
  1998/06/30      35970.62                    40967.51
  1998/07/31      34389.81                    40531.21
  1998/08/31      27571.98                    34671.20
  1998/09/30      29404.94                    36892.24
  1998/10/31      32304.70                    39893.06
  1998/11/30      33070.86                    42310.97
  1998/12/31      33129.05                    44748.93
  1999/01/31      33070.86                    46620.33
  1999/02/28      32828.40                    45171.37
  1999/03/31      33070.86                    46978.68
  1999/04/30      36745.29                    48798.16
  1999/05/31      37057.18                    47646.04
  1999/06/30      38811.60                    50290.39
  1999/07/31      38714.13                    48720.33
  1999/08/31      37391.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140615 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $37,391 - a 273.91% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

General Dynamics Corp.            9.9

United Technologies Corp.         7.2

General Electric Co.              7.2

Raytheon Co. Class A              6.8

Boeing Co.                        6.3

Howmet International, Inc.        5.3

Newport News Shipbuilding, Inc.   5.1

Textron, Inc.                     5.0

Litton Industries, Inc.           4.8

Alliant Techsystems, Inc.         3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Aerospace & Defense 46.0%
Ship Building & Repair 15.0%
Defense Electronics 11.6%
Electrical Equipment 10.8%
Air Transportation 8.8%
All Others 7.8%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.8
Row: 1, Col: 2, Value: 8.800000000000001
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 11.6
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 46.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

DEFENSE AND AEROSPACE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jeff Feingold)

Jeff Feingold,
Portfolio Manager of
Fidelity Select Defense
and Aerospace Portfolio

Q. HOW DID THE FUND PERFORM, JEFF?

A. For the six months that ended August 31, 1999, the fund returned 13.92%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 35.64%, while the S&P 500 and the Goldman Sachs index returned 39.82% and 25.75%, respectively. During the past six-month period, the fund outperformed the Goldman Sachs index and the S&P 500 because the portfolio had a higher concentration in defense-related stocks that performed well and a smaller concentration in weaker aerospace stocks.

Q. WHAT FACTORS PLAYED IMPORTANT ROLES IN THE FUND'S PERFORMANCE?

A. Defense stocks continued to benefit from larger federal budget appropriations in fiscal 1999, which represented the first significant increase in over a decade. In addition, military action in Kosovo boosted a number of defense stocks involved in armament and missile production, such as Raytheon. Merger and acquisition activity played a positive role when several of the fund's holdings were acquired at premium prices, including Gulfstream Aerospace and Wyman Gordon. Many aerospace stocks were negatively affected by peaking commercial aircraft production and by continued performance problems for satellite manufacturers.

Q. WHAT INVESTMENT STRATEGY DID YOU PURSUE DURING THE PAST SIX MONTHS?

A. Broadly speaking, I overweighted defense stocks that I expected to benefit from increased appropriations and positive revenue trends, and underweighted aerospace stocks that were pressured by a declining business cycle. More specifically, I emphasized holdings in companies where management demonstrated an ability to produce consistent, predictable earnings growth. The portfolio's largest holdings illustrate this strategy - they primarily are exceptionally well-managed defense companies that have the potential to grow earnings between 10% and 15% over the next several years.

Q. HOW DID THE FUND'S TOP HOLDINGS FARE?

A. Very well. Three of the portfolio's largest 10 positions - Raytheon, Boeing and United Technologies - were among the top performers. Raytheon profited from heightened expectations of strong earnings resulting from successful deployment of its laser-guided munitions in Kosovo and from earnings that met or exceeded analysts' expectations. Boeing, best known for its commercial aircraft division, performed well when its internal restructuring began to produce results. A combination of layoffs and improved manufacturing efficiency resulted in expanded margins and increased free cash flow. In addition, Boeing derives about one-third of its revenue from military aircraft and thus benefited somewhat from positive defense industry conditions. United Technologies' stock benefited from restructuring in all divisions, which should result in continued margin expansion.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. AMR Corp. (American Airlines) and SkyWest detracted from performance. AMR struggled with the industry-wide problems of declining passengers per plane and declining revenue per passenger. SkyWest's financial performance was stable, but its association with the weakening commercial airline market hurt the stock. Orbital Sciences declined as a result of production problems with its satellite equipment and lower-than-anticipated product demand. I sold the stock during the period.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am more optimistic about the defense industry than about the aerospace industry. Defense stocks should continue to benefit from increased budget appropriations, although they may be volatile over the short term when Congress begins debating the fiscal year 2000 budget in October. Within the defense sector, I am particularly bullish on shipbuilders, such as Newport News and General Dynamics, because of the relatively long lead time from order to delivery - a condition that leads to greater earnings predictability and fewer negative earnings surprises. I expect that aerospace stocks will remain under pressure as the delivery cycle winds down, creating a difficult earnings environment for commercial aircraft manufacturers and component suppliers.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: May 8, 1984

FUND NUMBER: 067

TRADING SYMBOL: FSDAX

SIZE: as of August 31, 1999, more than $36 million

MANAGER: Jeff Feingold, since 1998; equity analyst, defense and aerospace industries, since 1998; footwear industry, since 1997;
textile and apparel industries, 1997-1998;
joined Fidelity in 1997

DEFENSE AND AEROSPACE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 99.6%

                                 SHARES                   VALUE (NOTE 1)

AEROSPACE & DEFENSE - 46.0%

AAR Corp.                         13,500                  $ 288,563

Alliant Techsystems, Inc. (a)     19,100                   1,394,300

BE Aerospace, Inc. (a)            15,900                   275,269

Boeing Co.                        50,600                   2,292,813

Cordant Technologies, Inc.        30,900                   1,278,488

Goodrich (B.F.) Co.               28,200                   1,041,638

Howmet International, Inc. (a)    108,200                  1,934,075

Lockheed Martin Corp.             36,000                   1,332,000

Northrop Grumman Corp.            17,300                   1,254,250

Precision Castparts Corp.         8,100                    287,550

Primex Technologies, Inc.         5,200                    108,550

Rockwell International Corp.      12,900                   762,713

Textron, Inc.                     22,600                   1,824,950

United Technologies Corp.         39,500                   2,611,938

                                                           16,687,097

AIR TRANSPORTATION - 8.8%

AMR Corp. (a)                     20,500                   1,201,813

Atlantic Coast Airlines           56,800                   1,128,900
Holdings (a)

SkyWest, Inc.                     43,500                   875,438

                                                           3,206,151

BROADCASTING - 2.5%

PanAmSat Corp. (a)                24,200                   893,888

COMPUTER SERVICES & SOFTWARE
- 0.3%

Titan Corp. (a)                   12,200                   124,288

CONSUMER ELECTRONICS - 3.4%

General Motors Corp. Class H      24,100                   1,241,150
(a)

DEFENSE ELECTRONICS - 11.6%

Litton Industries, Inc. (a)       27,400                   1,753,600

Raytheon Co. Class A              36,452                   2,446,841

                                                           4,200,441

ELECTRICAL EQUIPMENT - 10.8%

General Electric Co.              23,200                   2,605,650

Harris Corp.                      4,200                    110,250

Loral Space & Communications      38,300                   703,763
Ltd. (a)

Teleflex, Inc.                    10,900                   506,850

                                                           3,926,513

ELECTRONICS - 1.2%

Airport Systems                   89,600                   352,800
International, Inc. (a)

Maxwell Technologies, Inc. (a)    3,600                    79,650

                                                           432,450



                                 SHARES                   VALUE (NOTE 1)

SHIP BUILDING & REPAIR - 15.0%

General Dynamics Corp.            56,800                  $ 3,578,394

Newport News Shipbuilding,        59,100                   1,857,956
Inc.

                                                           5,436,350

TOTAL COMMON STOCKS                                       36,148,328
(Cost $32,507,994)

CASH EQUIVALENTS - 7.5%



Central Cash Collateral Fund,     2,714,400                2,714,400
5.26% (b) (Cost $2,714,400)

TOTAL INVESTMENT PORTFOLIO -                              38,862,728
107.1%  (Cost $35,222,394)

NET OTHER ASSETS - (7.1%)                                (2,572,145)

NET ASSETS - 100%                                       $ 36,290,583

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $31,980,672 and $25,923,042, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,468 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,605,650. The fund received cash collateral of $2,714,400 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,333,000. The weighted average interest rate was 5.21%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $35,538,080. Net unrealized appreciation aggregated $3,324,648, of which $4,870,613 related to appreciated investment securities and $1,545,965 related to depreciated investment securities.

DEFENSE AND AEROSPACE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 38,862,728
value  (cost $35,222,394) -
See accompanying schedule

Receivable for investments                   1,196,344
sold

Receivable for fund shares                   46,223
sold

Dividends receivable                         46,670

Interest receivable                          2,304

Redemption fees receivable                   75

Other receivables                            11,465

 TOTAL ASSETS                                40,165,809

LIABILITIES

Payable to custodian bank       $ 67,483

Payable for fund shares          1,038,101
redeemed

Accrued management fee           19,755

Other payables and accrued       35,487
expenses

Collateral on securities         2,714,400
loaned,  at value

 TOTAL LIABILITIES                           3,875,226

NET ASSETS                                  $ 36,290,583

Net Assets consist of:

Paid in capital                             $ 30,506,144

Accumulated net investment                   (81,500)
loss

Accumulated undistributed net                2,225,605
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  3,640,334
(depreciation) on investments

NET ASSETS, for 945,792                     $ 36,290,583
shares outstanding

NET ASSET VALUE and                          $38.37
redemption price per share
($36,290,583 (divided by)
945,792 shares)

Maximum offering price per                   $39.56
share (100/97.00 of $38.37)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 191,831
Dividends

Interest                                      46,832

Security lending                              957

 TOTAL INCOME                                 239,620

EXPENSES

Management fee                   $ 123,532

Transfer agent fees               138,627

Accounting and security           30,314
lending fees

Non-interested trustees'          58
compensation

Custodian fees and expenses       5,991

Registration fees                 22,782

Audit                             3,974

Legal                             61

Interest                          386

 Total expenses before            325,725
reductions

 Expense reductions               (4,605)     321,120

NET INVESTMENT INCOME (LOSS)                  (81,500)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,856,822

 Foreign currency transactions    189         2,857,011

Change in net unrealized                      1,211,576
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               4,068,587

NET INCREASE (DECREASE) IN                   $ 3,987,087
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 137,495
charges paid to FDC

 Sales charges - Retained by                 $ 136,948
FDC

 Deferred sales charges                      $ 234
withheld  by FDC

 Exchange fees withheld by FSC               $ 2,700

 Expense reductions  Directed                $ 4,605
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (81,500)                   $ (280,808)
income (loss)

 Net realized gain (loss)         2,857,011                    3,586,940

 Change in net unrealized         1,211,576                    (8,328,194)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,987,087                    (5,022,062)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (131,190)                    -
from net realized gains

Share transactions Net            46,939,291                   47,399,132
proceeds from sales of shares

 Reinvestment of distributions    124,783                      -

 Cost of shares redeemed          (43,197,673)                 (115,799,880)

 NET INCREASE (DECREASE) IN       3,866,401                    (68,400,748)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  71,453                       115,021

  TOTAL INCREASE (DECREASE)       7,793,751                    (73,307,789)
IN NET ASSETS

NET ASSETS

 Beginning of period              28,496,832                   101,804,621

 End of period (including        $ 36,290,583                 $ 28,496,832
accumulated net investment
loss of $81,500 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,231,262                    1,280,563

 Issued in reinvestment of        3,676                        -
distributions

 Redeemed                         (1,130,950)                  (3,148,373)

 Net increase (decrease)          103,988                      (1,867,810)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 G    1995

Net asset value, beginning of    $ 33.85                      $ 37.57              $ 28.94    $ 26.97   $ 19.64   $ 19.14
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                        (.19)                (.29)      (.11)     (.05)     (.06)

Net realized and unrealized       4.70                         (3.61)               11.84      4.18      9.09      .70
gain (loss)

Total from investment             4.63                         (3.80)               11.55      4.07      9.04      .64
operations

Less Distributions

From net realized gain            (.17)                        -                    (3.04)     (2.17)    (1.82)    (.27)

Redemption fees added to paid     .06                          .08                  .12        .07       .11       .13
in capital

Net asset value, end of period   $ 38.37                      $ 33.85              $ 37.57    $ 28.94   $ 26.97   $ 19.64

TOTAL RETURN B, C                 13.92%                       (9.90)%              42.68%     15.87%    47.40%    4.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 36,291                     $ 28,497             $ 101,805  $ 68,803  $ 26,648  $ 4,985
(000 omitted)

Ratio of expenses to average      1.52% A                      1.48%                1.77%      1.84%     1.77% E   2.49% E
net assets

Ratio of expenses to average      1.50% A, F                   1.42% F              1.71% F    1.81% F   1.75% F   2.49%
net assets after  expense
reductions

Ratio of net investment           (.38)% A                     (.53)%               (.85)%     (.39)%    (.20)%    (.32)%
income (loss) to average net
assets

Portfolio turnover rate           132% A                       221%                 311%       219%      267%      146%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES
WERE LIMITED IN ACCORDANCE WITH A STATE  EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  G FOR THE YEAR ENDED FEBRUARY 29


ENVIRONMENTAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENVIRONMENTAL  SERVICES  -10.97%        -5.19%       10.09%        18.34%

SELECT ENVIRONMENTAL            -13.71%        -8.10%       6.72%         14.72%
SERVICES (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENVIRONMENTAL  SERVICES  -5.19%       1.94%         1.70%

SELECT ENVIRONMENTAL            -8.10%       1.31%         1.38%
SERVICES (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Environmental Services      S&P 500
             00516                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10222.65                     9959.00
  1989/10/31       9992.33                     9727.95
  1989/11/30      10054.34                     9926.40
  1989/12/31      10382.32                    10164.64
  1990/01/31       9460.23                     9482.59
  1990/02/28       9646.42                     9604.91
  1990/03/31      10063.13                     9859.44
  1990/04/30      10116.33                     9612.96
  1990/05/31      11056.15                    10550.22
  1990/06/30      11401.93                    10478.48
  1990/07/31      11331.00                    10444.95
  1990/08/31       9921.28                     9500.72
  1990/09/30       9389.30                     9038.04
  1990/10/31       9256.31                     8999.18
  1990/11/30       9575.49                     9580.52
  1990/12/31      10125.20                     9847.82
  1991/01/31      11011.82                    10277.18
  1991/02/28      11517.19                    11012.00
  1991/03/31      11517.19                    11278.49
  1991/04/30      11481.73                    11305.56
  1991/05/31      11508.32                    11793.96
  1991/06/30      10639.44                    11253.80
  1991/07/31      10976.35                    11778.23
  1991/08/31      11171.41                    12057.37
  1991/09/30      10905.42                    11856.01
  1991/10/31      10497.58                    12014.88
  1991/11/30       9921.28                    11530.68
  1991/12/31      10900.96                    12849.79
  1992/01/31      11876.89                    12610.79
  1992/02/29      12005.79                    12774.73
  1992/03/31      10808.89                    12525.62
  1992/04/30      10486.65                    12893.87
  1992/05/31      10219.65                    12957.05
  1992/06/30       9673.23                    12763.99
  1992/07/31       9740.01                    13286.04
  1992/08/31       9539.67                    13013.68
  1992/09/30       9654.15                    13167.24
  1992/10/31      10112.05                    13213.32
  1992/11/30      10741.67                    13663.90
  1992/12/31      10751.21                    13831.96
  1993/01/31      10961.08                    13948.15
  1993/02/28      10837.07                    14137.85
  1993/03/31      10569.96                    14436.15
  1993/04/30      10350.54                    14086.80
  1993/05/31      10579.50                    14464.33
  1993/06/30      10445.94                    14506.27
  1993/07/31      10007.12                    14448.25
  1993/08/31      10541.34                    14995.84
  1993/09/30      10550.88                    14880.37
  1993/10/31      10846.61                    15188.39
  1993/11/30      10369.62                    15044.10
  1993/12/31      10684.43                    15226.14
  1994/01/31      11590.70                    15743.82
  1994/02/28      11380.83                    15317.17
  1994/03/31      10350.54                    14649.34
  1994/04/30      10522.26                    14836.85
  1994/05/31      10493.64                    15080.17
  1994/06/30       9864.02                    14710.71
  1994/07/31      10073.89                    15193.22
  1994/08/31      10426.86                    15816.14
  1994/09/30      10360.08                    15428.65
  1994/10/31      10007.12                    15775.79
  1994/11/30       9444.28                    15201.24
  1994/12/31       9663.69                    15426.67
  1995/01/31       9673.23                    15826.69
  1995/02/28       9797.24                    16443.45
  1995/03/31      10264.69                    16928.70
  1995/04/30      10999.24                    17427.25
  1995/05/31      11170.96                    18123.82
  1995/06/30      11628.86                    18544.83
  1995/07/31      12067.69                    19159.78
  1995/08/31      12239.40                    19207.87
  1995/09/30      12668.69                    20018.44
  1995/10/31      11771.96                    19946.98
  1995/11/30      12182.16                    20822.65
  1995/12/31      12188.88                    21223.69
  1996/01/31      12611.27                    21946.15
  1996/02/29      12490.59                    22149.59
  1996/03/31      13043.72                    22362.89
  1996/04/30      13476.80                    22692.52
  1996/05/31      14514.25                    23277.76
  1996/06/30      14252.37                    23366.44
  1996/07/31      12610.57                    22334.12
  1996/08/31      13406.29                    22805.14
  1996/09/30      13889.76                    24088.62
  1996/10/31      13748.75                    24752.98
  1996/11/30      14121.43                    26624.06
  1996/12/31      14091.21                    26096.63
  1997/01/31      14967.50                    27727.15
  1997/02/28      14604.90                    27944.53
  1997/03/31      13778.97                    26796.29
  1997/04/30      13698.39                    28396.03
  1997/05/31      14635.12                    30124.78
  1997/06/30      15450.98                    31474.37
  1997/07/31      15843.80                    33978.79
  1997/08/31      16055.32                    32075.30
  1997/09/30      17173.35                    33832.06
  1997/10/31      15924.38                    32702.07
  1997/11/30      15884.09                    34215.85
  1997/12/31      16609.29                    34803.33
  1998/01/31      15501.34                    35188.26
  1998/02/28      16579.08                    37726.04
  1998/03/31      17435.23                    39657.99
  1998/04/30      17717.25                    40056.94
  1998/05/31      16720.09                    39368.37
  1998/06/30      16367.56                    40967.51
  1998/07/31      15048.08                    40531.21
  1998/08/31      12106.96                    34671.20
  1998/09/30      13164.55                    36892.24
  1998/10/31      13446.58                    39893.06
  1998/11/30      12781.80                    42310.97
  1998/12/31      13791.76                    44748.93
  1999/01/31      13630.22                    46620.33
  1999/02/28      12893.18                    45171.37
  1999/03/31      12580.19                    46978.68
  1999/04/30      14267.91                    48798.16
  1999/05/31      14409.37                    47646.04
  1999/06/30      15288.48                    50290.39
  1999/07/31      13510.05                    48720.33
  1999/08/31      11472.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990917 113843 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $11,472 - a 14.72% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Allied Waste Industries, Inc.     6.4

Tetra Tech, Inc.                  6.3

Ogden Corp.                       6.2

Thermo Electron Corp.             6.2

Safety-Kleen Corp.                6.0

Thermo Instrument Systems, Inc.   5.5

Republic Services, Inc. Class A   5.5

Waste Connections, Inc.           4.7

Waste Management, Inc.            4.6

Azurix Corp.                      4.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Pollution Control 56.2%
Electronic Instruments 12.4%
Industrial Machinery
& Equipment 5.2%
Water 4.9%
Retail & Wholesale,
Miscellaneous 3.8%
All Others 17.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 17.5
Row: 1, Col: 2, Value: 3.8
Row: 1, Col: 3, Value: 4.9
Row: 1, Col: 4, Value: 5.2
Row: 1, Col: 5, Value: 12.4
Row: 1, Col: 6, Value: 56.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENVIRONMENTAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Subrata Ghose)

Subrata Ghose,
Portfolio Manager of
Fidelity Select Environmental Services Portfolio

Q. HOW DID THE FUND PERFORM, SUBRATA?

A. Unfortunately, the tough times continued for the environmental sector. For the six-month period that ended August 31, 1999, the fund returned -10.97%. The Standard & Poor's 500 Index returned 7.32% in that time, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12 months that ended August 31, 1999, the fund returned -5.19%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 25.75%, respectively.

Q. CAN YOU HIGHLIGHT THE PROBLEMS THAT CONTINUED TO PLAGUE THE SECTOR?

A. Solid waste stocks - which make up a sizable portion of the portfolio - were a disaster as industry leaders such as Waste Management and Republic Services encountered difficulty. Waste Management was the victim of overly optimistic earnings forecasts that were drawn up when the company merged with USA Waste a year ago. Waste Management failed to meet those projections and, coupled with concerns over its accounting process, the stock fell hard. Republic Services, meanwhile, had problems integrating several smaller acquisitions it had made and its stock also took a tumble. When problems hit two of the bigger companies in any sector, it usually affects the whole group. Over the past few months, it seems like bad news was followed by more bad news.

Q. WATER FILTRATION AND PURIFICATION COMPANIES HAVE BEEN IN THE NEWS OVER THE PAST SIX MONTHS, WITH MANY BEING ACQUIRED BY FOREIGN
COMPANIES . . .

A. Yes, that has been the big story in the water area. U.S. Filter, which was the sector's largest company, was acquired by French conglomerate Vivendi. Another French conglomerate, Suez Lyonnaise, also made a splash in the U.S. market with its acquisitions of Nalco and United Water Resources. These acquisitions were generally received positively, primarily because the foreign buyers cited strong growth potential as the reason behind their purchases. U.S. Filter, which was performing quite poorly before being bought, is now a subsidiary of Vivendi and is no longer a publicly traded stock. At the end of the period, the fund did not own positions in Vivendi or Suez Lyonnaise.

Q. HOW DID HAZARDOUS WASTE AND THERMAL INSTRUMENTATION STOCKS PERFORM DURING THE PERIOD?

A. Hazardous waste stocks were negatively affected by supply and demand conditions. A situation of excess capacity- in the form of too many incinerators - and not enough demand continued throughout the period. What may help this sector, however, is the increased consolidation activity we've seen over the past two years. Safety-Kleen, one of the larger companies in the hazardous waste arena, was acquired by Laidlaw and favorable synergies may result in time. Thermal instrumentation stocks, on the other hand, began to show a pulse after being down for so long due to lack of demand from Asia. The fund's two largest positions in this area - Thermo Electron and Thermo Instrument - displayed relatively positive bookings and backlogs prospects and may be on the upswing.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND? WHICH OTHERS WERE
DISAPPOINTING?

A. Several companies that were acquired through mergers received favorable stock boosts, mainly because the acquiring company paid a premium. One such example was Superior Services, which was acquired by Vivendi. Browning-Ferris also performed well after being bought by Allied Waste. An additional disappointment was Casella Waste, which fell on concerns that it wouldn't be able to integrate its acquisition of KTI Inc. smoothly.

Q. WHAT'S YOUR OUTLOOK?

A. Overall, I can't see the news getting any more difficult for environmental services stocks. If some of the big solid waste companies implement stock buyback programs, look to reduce debt and start hitting their earnings targets, investors may show renewed interest. For the foreseeable future, though, I think most investors will stay on the sidelines. Thermal instrumentation stocks may be the group closest to bouncing back - with several restructuring efforts a key part of their revival - and I may look for additional opportunities there.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1989

FUND NUMBER: 516

TRADING SYMBOL: FSLEX

SIZE: as of August 31, 1999, more than $12 million

MANAGER: Subrata Ghose, since 1998;
analyst, environmental services industry,
1997-present; gas, electric and water
industries, 1997-1998; joined Fidelity in
1995

ENVIRONMENTAL SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.2%

                                SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 0.7%

American Standard Companies,     1,200                  $ 49,200
Inc. (a)

York International Corp.         900                     37,013

                                                         86,213

CONSTRUCTION - 0.4%

Jacobs Engineering Group,        1,600                   52,800
Inc. (a)

DRUGS & PHARMACEUTICALS - 3.1%

Catalytica, Inc. (a)             24,800                  389,050

ELECTRIC UTILITY - 2.0%

KTI, Inc. (a)                    31,100                  252,688

ELECTRICAL EQUIPMENT - 0.6%

General Electric Co.             700                     78,619

ELECTRONIC INSTRUMENTS - 12.4%

Thermo Electron Corp. (a)        48,750                  773,906

Thermo Instrument Systems,       62,200                  691,975
Inc. (a)

Thermoquest Corp. (a)            5,600                   58,100

Waters Corp. (a)                 300                     19,781

                                                         1,543,762

ENGINEERING - 0.4%

Fluor Corp.                      1,200                   49,650

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.2%

Ionics, Inc. (a)                 16,000                  468,000

Thermo Fibertek, Inc. (a)        25,700                  173,475

                                                         641,475

METALS & MINING - 2.1%

IMCO Recycling, Inc.             16,600                  261,450

POLLUTION CONTROL - 56.2%

Allied Waste Industries, Inc.    62,160                  792,537
(a)

Calgon Carbon Corp.              4,000                   26,750

Casella Waste Systems, Inc.      23,200                  394,400
Class A (a)

Insituform Technologies, Inc.    23,800                  493,850
Class A (a)

IT Group, Inc. (The) (a)         41,100                  490,631

Ogden Corp.                      34,200                  778,050

Republic Services, Inc. Class    63,100                  686,213
A (a)

Safety-Kleen Corp. (a)           58,150                  741,413

Stericycle, Inc. (a)             3,700                   58,969

Tetra Tech, Inc. (a)             48,737                  782,838

TETRA Technologies, Inc. (a)     9,400                   97,525

U.S. Liquids, Inc. (a)           12,200                  91,500

U.S. Plastic Lumber Co. (a)      6,000                   63,750

Waste Connections, Inc. (a)      27,100                  584,344

Waste Industries, Inc. (a)       22,800                  342,000

Waste Management, Inc.           26,093                  569,154

                                                         6,993,924



                                SHARES                  VALUE (NOTE 1)

RESTAURANTS - 0.4%

McDonald's Corp.                 1,000                  $ 41,375

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.8%

Newpark Resources, Inc. (a)      52,900                  476,100

WATER - 4.9%

American Water Works, Inc.       1,700                   49,513

Azurix Corp.                     29,800                  553,163

                                                         602,676

TOTAL COMMON STOCKS                                   11,469,782
(Cost $16,114,732)

CASH EQUIVALENTS - 6.4%



Taxable Central Cash Fund,       800,855                 800,855
5.20% (b) (Cost $800,855)

TOTAL INVESTMENT PORTFOLIO -                             12,270,637
98.6%  (Cost $16,915,587)

NET OTHER ASSETS - 1.4%                                  178,463

NET ASSETS - 100%                                      $ 12,449,100

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $24,461,428 and $26,007,376, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,653 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,116,333. The weighted average interest rate was 5.34%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $17,496,947. Net unrealized depreciation aggregated $5,226,310, of which $60,942 related to appreciated investment securities and $5,287,252 related to depreciated investment securities.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $845,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENVIRONMENTAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 12,270,637
value  (cost $16,915,587) -
See accompanying schedule

Receivable for investments                 1,022,422
sold

Receivable for fund shares                 84,047
sold

Dividends receivable                       49

Interest receivable                        3,464

Redemption fees receivable                 118

Other receivables                          11

 TOTAL ASSETS                              13,380,748

LIABILITIES

Payable to custodian bank       $ 10,576

Payable for investments          798,203
purchased

Payable for fund shares          91,585
redeemed

Accrued management fee           6,936

Other payables and accrued       24,348
expenses

 TOTAL LIABILITIES                         931,648

NET ASSETS                                $ 12,449,100

Net Assets consist of:

Paid in capital                           $ 18,224,105

Accumulated net investment                 (138,230)
loss

Accumulated undistributed net              (991,825)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (4,644,950)
(depreciation) on investments

NET ASSETS, for 1,096,061                 $ 12,449,100
shares outstanding

NET ASSET VALUE and                        $11.36
redemption price per share
($12,449,100 (divided by)
1,096,061 shares)

Maximum offering price per                 $11.71
share (100/97.00 of $11.36)

STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED AUGUST 31,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                           $ 35,390
Dividends

Interest                                     28,618

Security lending                             11

 TOTAL INCOME                                64,019

EXPENSES

Management fee                   $ 54,321

Transfer agent fees               104,370

Accounting and security           30,301
lending fees

Non-interested trustees'          95
compensation

Custodian fees and expenses       5,681

Registration fees                 17,064

Audit                             3,598

Legal                             10

Interest                          1,833

 Total expenses before            217,273
reductions

 Expense reductions               (15,024)   202,249

NET INVESTMENT INCOME (LOSS)                 (138,230)

REALIZED AND UNREALIZED GAIN                 18,733
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (1,935,655)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (1,916,922)

NET INCREASE (DECREASE) IN                  $ (2,055,152)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 17,454
charges paid to FDC

 Sales charges - Retained by                $ 14,894
FDC

 Deferred sales charges                     $ 3,510
withheld   by FDC

 Exchange fees withheld by FSC              $ 3,503

 Expense reductions  Directed               $ 15,024
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (138,230)                  $ (256,748)
income (loss)

 Net realized gain (loss)         18,733                       (474,214)

 Change in net unrealized         (1,935,655)                  (4,374,725)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (2,055,152)                  (5,105,687)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (11,276)                     -
From net realized gain

 In excess of net realized        -                            (40,246)
gain

 TOTAL DISTRIBUTIONS              (11,276)                     (40,246)

Share transactions Net            20,304,471                   10,454,030
proceeds from sales of shares

 Reinvestment of distributions    10,779                       38,642

 Cost of shares redeemed          (21,370,859)                 (15,030,447)

 NET INCREASE (DECREASE) IN       (1,055,609)                  (4,537,775)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  37,576                       34,045

  TOTAL INCREASE (DECREASE)       (3,084,461)                  (9,649,663)
IN NET ASSETS

NET ASSETS

 Beginning of period              15,533,561                   25,183,224

 End of period (including net    $ 12,449,100                 $ 15,533,561
investment loss of $138,230
and $0, respectively)

OTHER INFORMATION
Shares

 Sold                             1,403,226                    712,286

 Issued in reinvestment of        885                          3,084
distributions

 Redeemed                         (1,524,786)                  (1,028,657)

 Net increase (decrease)          (120,675)                    (313,287)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 12.77                      $ 16.46              $ 14.50   $ 12.42   $ 10.27   $ 11.93
period

Income from Investment
Operations

 Net investment income (loss)     (.10)                        (.18)                (.13)     (.08)     (.17)     (.14)
D

 Net realized and unrealized      (1.33)                       (3.50)               2.07      2.04      2.95      (1.53)
gain (loss)

 Total from investment            (1.43)                       (3.68)               1.94      1.96      2.78      (1.67)
operations

Less Distributions

 From net realized gain           (.01)                        -                    -         -         (.65)     -

 In excess of net realized        -                            (.03)                -         (.02)     -         -
gain

 Total distributions              (.01)                        (.03)                -         (.02)     (.65)     -

Redemption fees added to paid     .03                          .02                  .02       .14       .02       .01
in capital

Net asset value, end of period   $ 11.36                      $ 12.77              $ 16.46   $ 14.50   $ 12.42   $ 10.27

TOTAL RETURN B, C                 (10.97)%                     (22.23)%             13.52%    16.93%    27.49%    (13.91)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,449                     $ 15,534             $ 25,183  $ 32,525  $ 27,587  $ 31,270
(000 omitted)

Ratio of expenses to average      2.30% A                      2.20%                2.23%     2.18%     2.36%     2.04%
net assets

Ratio of expenses to average      2.14% A, E                   2.16% E              2.22% E   2.11% E   2.32% E   2.01% E
net assets after  expense
reductions

Ratio of net investment           (1.46)% A                    (1.23)%              (.84)%    (.59)%    (1.43)%   (1.32)%
income (loss) to average net
assets

Portfolio turnover rate           278% A                       123%                 59%       252%      138%      82%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  F FOR THE YEAR ENDED FEBRUARY 29


INDUSTRIAL EQUIPMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL EQUIPMENT     17.75%         40.95%       143.84%       320.78%

SELECT INDUSTRIAL EQUIPMENT     14.14%         36.65%       136.46%       308.08%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL EQUIPMENT     40.95%       19.51%        15.45%

SELECT INDUSTRIAL EQUIPMENT     36.65%       18.78%        15.10%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Equipment        S&P 500
             00510                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9563.49                     9959.00
  1989/10/31       8929.14                     9727.95
  1989/11/30       9178.06                     9926.40
  1989/12/31       9338.66                    10164.64
  1990/01/31       9025.50                     9482.59
  1990/02/28       9483.20                     9604.91
  1990/03/31      10045.28                     9859.44
  1990/04/30       9964.98                     9612.96
  1990/05/31      10888.41                    10550.22
  1990/06/30      10694.89                    10478.48
  1990/07/31      10492.79                    10444.95
  1990/08/31       8762.85                     9500.72
  1990/09/30       7574.53                     9038.04
  1990/10/31       7372.44                     8999.18
  1990/11/30       7614.95                     9580.52
  1990/12/31       7889.80                     9847.82
  1991/01/31       8730.52                    10277.18
  1991/02/28       9555.07                    11012.00
  1991/03/31       9474.23                    11278.49
  1991/04/30       9377.22                    11305.56
  1991/05/31       9773.33                    11793.96
  1991/06/30       9457.81                    11253.80
  1991/07/31       9538.72                    11778.23
  1991/08/31       9684.35                    12057.37
  1991/09/30       9910.88                    11856.01
  1991/10/31       9854.25                    12014.88
  1991/11/30       9385.00                    11530.68
  1991/12/31      10007.46                    12849.79
  1992/01/31      10905.35                    12610.79
  1992/02/29      11680.81                    12774.73
  1992/03/31      11337.97                    12525.62
  1992/04/30      11337.97                    12893.87
  1992/05/31      11427.76                    12957.05
  1992/06/30      10725.77                    12763.99
  1992/07/31      10823.73                    13286.04
  1992/08/31      10260.50                    13013.68
  1992/09/30      10472.73                    13167.24
  1992/10/31      10431.92                    13213.32
  1992/11/30      10929.84                    13663.90
  1992/12/31      11142.07                    13831.96
  1993/01/31      11664.48                    13948.15
  1993/02/28      12276.68                    14137.85
  1993/03/31      12497.08                    14436.15
  1993/04/30      13068.84                    14086.80
  1993/05/31      13722.29                    14464.33
  1993/06/30      13901.98                    14506.27
  1993/07/31      14098.02                    14448.25
  1993/08/31      15061.84                    14995.84
  1993/09/30      14890.31                    14880.37
  1993/10/31      15388.56                    15188.39
  1993/11/30      15372.23                    15044.10
  1993/12/31      15969.81                    15226.14
  1994/01/31      16720.74                    15743.82
  1994/02/28      17196.33                    15317.17
  1994/03/31      16203.43                    14649.34
  1994/04/30      16056.78                    14836.85
  1994/05/31      15728.57                    15080.17
  1994/06/30      14920.69                    14710.71
  1994/07/31      15627.59                    15193.22
  1994/08/31      16738.44                    15816.14
  1994/09/30      16788.93                    15428.65
  1994/10/31      16999.32                    15775.79
  1994/11/30      16174.60                    15201.24
  1994/12/31      16469.14                    15426.67
  1995/01/31      16376.57                    15826.69
  1995/02/28      16864.67                    16443.45
  1995/03/31      18261.64                    16928.70
  1995/04/30      19120.24                    17427.25
  1995/05/31      19507.53                    18123.82
  1995/06/30      20248.43                    18544.83
  1995/07/31      22151.19                    19159.78
  1995/08/31      21721.80                    19207.87
  1995/09/30      20728.33                    20018.44
  1995/10/31      20686.23                    19946.98
  1995/11/30      21393.45                    20822.65
  1995/12/31      21049.89                    21223.69
  1996/01/31      21895.56                    21946.15
  1996/02/29      23081.34                    22149.59
  1996/03/31      23246.80                    22362.89
  1996/04/30      23673.90                    22692.52
  1996/05/31      23845.94                    23277.76
  1996/06/30      23740.81                    23366.44
  1996/07/31      22555.68                    22334.12
  1996/08/31      23530.54                    22805.14
  1996/09/30      24648.77                    24088.62
  1996/10/31      24495.85                    24752.98
  1996/11/30      26483.81                    26624.06
  1996/12/31      26672.40                    26096.63
  1997/01/31      27624.60                    27727.15
  1997/02/28      27292.94                    27944.53
  1997/03/31      26190.95                    26796.29
  1997/04/30      27145.86                    28396.03
  1997/05/31      29556.76                    30124.78
  1997/06/30      31399.72                    31474.37
  1997/07/31      33659.94                    33978.79
  1997/08/31      33451.30                    32075.30
  1997/09/30      34332.21                    33832.06
  1997/10/31      31654.72                    32702.07
  1997/11/30      31596.76                    34215.85
  1997/12/31      31619.94                    34803.33
  1998/01/31      31050.33                    35188.26
  1998/02/28      34322.28                    37726.04
  1998/03/31      36680.19                    39657.99
  1998/04/30      37607.46                    40056.94
  1998/05/31      36282.79                    39368.37
  1998/06/30      36137.08                    40967.51
  1998/07/31      34825.65                    40531.21
  1998/08/31      28957.35                    34671.20
  1998/09/30      29831.63                    36892.24
  1998/10/31      33103.58                    39893.06
  1998/11/30      34309.03                    42310.97
  1998/12/31      35626.09                    44748.93
  1999/01/31      35969.57                    46620.33
  1999/02/28      34664.33                    45171.37
  1999/03/31      35103.99                    46978.68
  1999/04/30      40250.12                    48798.16
  1999/05/31      39783.57                    47646.04
  1999/06/30      42088.02                    50290.39
  1999/07/31      41480.10                    48720.33
  1999/08/31      40808.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141103 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $40,808 - a 308.08% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Tyco International Ltd.       6.6

Pitney Bowes, Inc.            5.9

Emerson Electric Co.          5.3

General Electric Co.          5.1

AlliedSignal, Inc.            4.8

Caterpillar, Inc.             4.8

Illinois Tool Works, Inc.     4.7

Applied Materials, Inc.       4.5

Xerox Corp.                   4.3

Ingersoll-Rand Co.            3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Industrial Machinery
& Equipment 30.1%
Electrical Equipment 17.3%
Computers & Office
Equipment 10.2%
Aerospace & Defense 10.0%
Electronic Instruments 7.7%
All Others 24.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND OTHER NET ASSETS.

Row: 1, Col: 1, Value: 24.7
Row: 1, Col: 2, Value: 7.7
Row: 1, Col: 3, Value: 10.0
Row: 1, Col: 4, Value: 10.2
Row: 1, Col: 5, Value: 17.3
Row: 1, Col: 6, Value: 30.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INDUSTRIAL EQUIPMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Simon Wolf)

Simon Wolf,
Portfolio Manager of
Fidelity Select Industrial
Equipment Portfolio

Q. HOW DID THE FUND PERFORM, SIMON?

A. For the six months that ended August 31, 1999, the fund returned 17.75%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12 months that ended August 31, 1999, the fund returned 40.95%, while the S&P 500 and the Goldman Sachs Cyclical Industries Index returned 39.82% and 25.75%, respectively. The fund outperformed both the Goldman Sachs index and the S&P 500 because the portfolio had a higher concentration in cyclical, commodity-related stocks that benefited from improving global economies and recovering natural resources prices.

Q. WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE DURING THE
PERIOD?

A. The biggest factor was the turnaround in international economies, particularly in Asia. As conditions improved overseas, demand and prices for commodities - such as oil, copper and paper - increased. Higher commodity prices generally lead oil service, mining and construction companies to increase their orders for industrial equipment and machinery. In addition, many equipment companies have significant international sales, so "global healing" provided industrial equipment stocks with an added boost. A pick-up in industrial production domestically, particularly in the technology sector, also contributed to rising stock prices.

Q. DID YOU ALTER YOUR STRATEGY TO REFLECT THE CHANGING INVESTMENT
ENVIRONMENT?

A. Yes, I did. When the period began, I underweighted stocks that were sensitive to commodity prices and international economies. However, once the Asian markets showed signs of stabilizing and oil prices began to recover, I shifted assets into more cyclical companies - such as oil services and heavy equipment manufacturers - that stood to benefit from recovering commodity prices and higher levels of capital spending. For the most part, however, I maintained my bias toward large-cap, highly liquid stocks because a disproportionately small number of larger stocks led the market's advance.

Q. WHAT STOCKS WERE THE BIGGEST CONTRIBUTORS TO PERFORMANCE?

A. Three of the portfolio's largest positions - Caterpillar, Tyco International and Ingersoll-Rand - generated large gains. Caterpillar
- a manufacturer of earth-moving and construction machinery - was one of the portfolio's largest beneficiaries of increased capital spending overseas. Tyco is a diversified company that has been a core holding based on good growth prospects and consistent earnings gains in both strong and weak markets. Ingersoll-Rand has a multinational portfolio of industrial businesses, including compact construction equipment, architectural hardware and automotive parts. The stock benefited from robust housing activity and strong truck sales throughout the period.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. There were several stocks that failed to live up to my expectations. Pitney Bowes performed poorly when investors became worried that Internet competition would erode the postage-meter market. However, the company's business prospects remained attractive, with accelerating revenues and expanding margins, and I believe the stock was unduly discounted. Xerox underperformed due to disappointing revenue growth. Although digital sales were strong, they were offset by a faster-than-expected decline in analog sales. Xerox also suffered from weakness in Latin American markets, unfavorable currency exchange rates, and increased price and product competition. Grainger detracted from performance due to a slower-than-anticipated recovery in its core electrical products distribution business, problems implementing a new business-enterprise software system and a disappointing contribution from its Internet sales start-up.

Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

A. I am cautiously optimistic that the manufacturing recovery will continue. Industrial equipment stocks have staged a rally on expectations of stronger earnings growth. Now we need to wait and see if earnings can be sustained. In the meantime, I plan to maintain the fund's exposure to large-cap, liquid stocks that I believe are well-positioned to benefit from improving industrial and manufacturing activity overseas as well as from increasing industrial production domestically.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 510

TRADING SYMBOL: FSCGX

SIZE: as of August 31, 1999, more than
$35 million

MANAGER: Simon Wolf, since 1997; research analyst, industrial and electrical equipment industries, since 1997; joined Fidelity in 1996

INDUSTRIAL EQUIPMENT PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.6%

                                 SHARES                   VALUE (NOTE 1)

AEROSPACE & DEFENSE - 10.0%

AlliedSignal, Inc.                28,400                  $ 1,739,500

Rockwell International Corp.      14,400                   851,400

Textron, Inc.                     12,300                   993,225

                                                           3,584,125

AUTOS, TIRES, & ACCESSORIES -
0.5%

Eaton Corp.                       2,000                    196,000

BUILDING MATERIALS - 1.6%

American Standard Companies,      6,200                    254,200
Inc. (a)

Tecumseh Products Co.             500                      26,500

Tecumseh Products Co. Class A     1,300                    74,100

York International Corp.          5,000                    205,625

                                                           560,425

CELLULAR - 1.1%

Mannesmann AG Sponsored ADR       2,700                    410,400

COMMUNICATIONS EQUIPMENT - 0.9%

NEC Corp. ADR                     3,800                    305,900

COMPUTERS & OFFICE EQUIPMENT
- 10.2%

Pitney Bowes, Inc.                35,800                   2,112,200

Xerox Corp.                       32,000                   1,528,000

                                                           3,640,200

CONSTRUCTION - 0.3%

Granite Construction, Inc.        4,600                    115,000

CONSUMER ELECTRONICS - 0.9%

Matsushita Electric               1,600                    321,700
Industrial Co.  Ltd. ADR

ELECTRICAL EQUIPMENT - 17.3%

Emerson Electric Co.              30,400                   1,903,800

General Electric Co.              16,200                   1,819,463

Grainger (W.W.), Inc.             6,300                    274,444

Honeywell, Inc.                   10,100                   1,146,350

Hubbell, Inc. Class B             7,500                    291,094

Roper Industries, Inc.            9,000                    322,313

Siemens AG Sponsored ADR          5,000                    426,875

                                                           6,184,339

ELECTRONIC INSTRUMENTS - 7.7%

Applied Materials, Inc. (a)       22,500                   1,598,906

KLA-Tencor Corp. (a)              5,400                    339,188

LAM Research Corp. (a)            3,495                    197,249

Novellus Systems, Inc. (a)        3,050                    164,509

Teradyne, Inc. (a)                6,900                    469,631

                                                           2,769,483



                                 SHARES                   VALUE (NOTE 1)

ENERGY SERVICES - 2.9%

Halliburton Co.                   18,700                  $ 867,213

Smith International, Inc. (a)     3,400                    158,738

                                                           1,025,951

GAS - 0.8%

Williams Companies, Inc.          6,900                    284,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 30.1%

AGCO Corp.                        3,600                    37,125

Briggs & Stratton Corp.           1,800                    109,575

Case Corp.                        7,000                    345,625

Caterpillar, Inc.                 30,000                   1,698,750

Cooper Industries, Inc.           7,000                    363,125

Deere & Co.                       16,800                   653,100

Dover Corp.                       8,300                    321,106

Hardinge, Inc.                    3,500                    53,375

IDEX Corp.                        4,100                    121,206

Illinois Tool Works, Inc.         21,700                   1,691,244

Ingersoll-Rand Co.                20,900                   1,329,763

Kaydon Corp.                      7,000                    214,813

Kennametal, Inc.                  5,132                    135,998

Manitowoc Co., Inc.               2,800                    103,775

Milacron, Inc.                    7,300                    131,400

MSC Industrial Direct, Inc.       23,700                   226,631
(a)

New Holland NV                    14,800                   229,400

Parker-Hannifin Corp.             10,500                   459,375

Terex Corp. (a)                   5,900                    158,563

Tyco International Ltd.           23,400                   2,370,710

                                                           10,754,659

LEASING & RENTAL - 0.8%

United Rentals, Inc. (a)          11,200                   273,700

MEDICAL EQUIPMENT & SUPPLIES
- 1.5%

Millipore Corp.                   11,700                   441,675

Pall Corp.                        4,100                    81,488

                                                           523,163

METALS & MINING - 0.5%

AFC Cable Systems, Inc. (a)       4,000                    172,000

OIL & GAS - 2.4%

Cooper Cameron Corp. (a)          400                      16,650

Weatherford International,        24,000                   855,000
Inc. (a)

                                                           871,650

PAPER & FOREST PRODUCTS - 0.6%

Trex Co., Inc. (a)                9,700                    201,881

PHOTOGRAPHIC EQUIPMENT - 0.7%

Imation Corp. (a)                 8,300                    233,956

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.2%

IKON Office Solutions, Inc.       6,200                   $ 68,975

SERVICES - 1.3%

Ritchie Bros. Auctioneers,        12,500                   456,250
Inc. (a)

TELEPHONE SERVICES - 2.3%

COMSAT Corp. Series 1             24,000                   834,000

TOTAL COMMON STOCKS                                     33,788,382
(Cost $25,984,998)

CASH EQUIVALENTS - 10.7%



Central Cash Collateral Fund,     1,883,700                1,883,700
5.26% (b)

Taxable Central Cash Fund,        1,932,938                1,932,938
5.20% (b)

TOTAL CASH EQUIVALENTS                                     3,816,638
(Cost $3,816,638)

TOTAL INVESTMENT PORTFOLIO -                               37,605,020
105.3%  (Cost $29,801,636)

NET OTHER ASSETS - (5.3%)                                  (1,877,669)

NET ASSETS - 100%                                         $ 35,727,351

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $33,978,139 and $35,622,342, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,936 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,808,231. The fund received cash collateral of $1,883,700 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,970,000. The weighted average interest rate was 5.29%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $29,870,881. Net unrealized appreciation aggregated $7,734,139, of which $8,473,934 related to appreciated investment securities and $739,795 related to depreciated investment securities.

INDUSTRIAL EQUIPMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 37,605,020
value  (cost $29,801,636) -
See accompanying schedule

Cash                                         2,804

Receivable for investments                   240,417
sold

Receivable for fund shares                   39,695
sold

Dividends receivable                         48,981

Interest receivable                          7,856

Redemption fees receivable                   147

Other receivables                            906

 TOTAL ASSETS                                37,945,826

LIABILITIES

Payable for investments         $ 172,444
purchased

Payable for fund shares          114,542
redeemed

Accrued management fee           17,850

Other payables and accrued       29,939
expenses

Collateral on securities         1,883,700
loaned,  at value

 TOTAL LIABILITIES                           2,218,475

NET ASSETS                                  $ 35,727,351

Net Assets consist of:

Paid in capital                             $ 23,984,556

Undistributed net investment                 29,005
income

Accumulated undistributed net                3,910,406
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  7,803,384
(depreciation) on investments

NET ASSETS, for 1,237,354                   $ 35,727,351
shares outstanding

NET ASSET VALUE and                          $28.87
redemption price per share
($35,727,351 (divided by)
1,237,354 shares)

Maximum offering price per                   $29.76
share (100/97.00 of $28.87)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 204,625
Dividends

Interest                                      106,059

Security lending                              608

 TOTAL INCOME                                 311,292

EXPENSES

Management fee                   $ 116,132

Transfer agent fees               105,479

Accounting and security           30,314
lending fees

Non-interested trustees'          56
compensation

Custodian fees and expenses       6,887

Registration fees                 20,046

Audit                             3,995

Legal                             28

Interest                          3,507

 Total expenses before            286,444
reductions

 Expense reductions               (4,157)     282,287

NET INVESTMENT INCOME                         29,005

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,943,464

 Foreign currency transactions    568         3,944,032

Change in net unrealized                      1,670,089
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                               5,614,121

NET INCREASE (DECREASE) IN                   $ 5,643,126
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 36,499
charges paid to FDC

 Sales charges - Retained by                 $ 36,499
FDC

 Deferred sales charges                      $ 355
withheld   by FDC

 Exchange fees withheld by FSC               $ 1,628

 Expense reductions  Directed                $ 3,848
brokerage arrangements

  Custodian credits                           309

                                             $ 4,157

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 29,005                     $ (69,481)
income (loss)

 Net realized gain (loss)         3,944,032                    3,586,120

 Change in net unrealized         1,670,089                    (3,320,873)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,643,126                    195,766
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (855,037)                    (1,273,263)
from net realized gains

Share transactions Net            24,060,945                   20,888,073
proceeds from sales of shares

 Reinvestment of distributions    816,722                      1,219,714

 Cost of shares redeemed          (25,551,553)                 (39,935,425)

 NET INCREASE (DECREASE) IN       (673,886)                    (17,827,638)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  39,986                       50,582

  TOTAL INCREASE (DECREASE)       4,154,189                    (18,854,553)
IN NET ASSETS

NET ASSETS

 Beginning of period              31,573,162                   50,427,715

 End of period (including        $ 35,727,351                 $ 31,573,162
undistributed net investment
income of $29,005 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             835,619                      771,299

 Issued in reinvestment of        32,003                       49,301
distributions

 Redeemed                         (881,663)                    (1,515,112)

 Net increase (decrease)          (14,041)                     (694,512)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998      1997       1996 F     1995

Net asset value, beginning of    $ 25.23                      $ 25.91            $ 25.51   $ 25.11    $ 20.04    $ 20.61
period

Income from Investment
Operations

Net investment income (loss) D    .02                          (.04)              (.08)     .06        .04        .01

Net realized and unrealized       4.33                         .25                5.73      4.15       7.10       (.44)
gain (loss)

Total from investment             4.35                         .21                5.65      4.21       7.14       (.43)
operations

Less Distributions

 From net investment income       -                            -                  (.02)     (.04)      (.05)      (.01)

From net realized gain            (.74)                        (.92)              (5.26)    (3.84)     (2.05)     (.16)

Total distributions               (.74)                        (.92)              (5.28)    (3.88)     (2.10)     (.17)

Redemption fees added to paid     .03                          .03                .03       .07        .03        .03
in capital

Net asset value, end of period   $ 28.87                      $ 25.23            $ 25.91   $ 25.51    $ 25.11    $ 20.04

TOTAL RETURN B, C                 17.75%                       1.00%              25.76%    18.25%     36.86%     (1.93)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 35,727                     $ 31,573           $ 50,428  $ 102,882  $ 137,520  $ 109,968
(000 omitted)

Ratio of expenses to average      1.42% A                      1.43%              1.67%     1.51%      1.54%      1.80%
net assets

Ratio of expenses to average      1.40% A, E                   1.41% E            1.60% E   1.44% E    1.53% E    1.78% E
net assets after  expense
reductions

Ratio of net investment           .14% A                       (.16)%             (.32)%    .25%       .19%       .06%
income (loss) to average net
assets

Portfolio turnover rate           188% A                       84%                115%      261%       115%       131%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


INDUSTRIAL MATERIALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL MATERIALS     12.84%         23.61%       22.05%        96.32%

SELECT INDUSTRIAL MATERIALS     9.39%          19.83%       18.32%        90.36%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INDUSTRIAL MATERIALS     23.61%       4.07%         6.98%

SELECT INDUSTRIAL MATERIALS     19.83%       3.42%         6.65%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Industrial Materials        S&P 500
             00509                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9108.69                     9959.00
  1989/10/31       8360.12                     9727.95
  1989/11/30       8479.64                     9926.40
  1989/12/31       8718.68                    10164.64
  1990/01/31       8051.88                     9482.59
  1990/02/28       8190.27                     9604.91
  1990/03/31       8429.31                     9859.44
  1990/04/30       7819.13                     9612.96
  1990/05/31       8290.92                    10550.22
  1990/06/30       8202.94                    10478.48
  1990/07/31       8106.13                    10444.95
  1990/08/31       7170.31                     9500.72
  1990/09/30       6660.45                     9038.04
  1990/10/31       6583.00                     8999.18
  1990/11/30       6931.51                     9580.52
  1990/12/31       7221.94                     9847.82
  1991/01/31       7480.10                    10277.18
  1991/02/28       8028.68                    11012.00
  1991/03/31       8138.40                    11278.49
  1991/04/30       8151.30                    11305.56
  1991/05/31       8848.33                    11793.96
  1991/06/30       8751.49                    11253.80
  1991/07/31       9101.55                    11778.23
  1991/08/31       9315.47                    12057.37
  1991/09/30       9192.31                    11856.01
  1991/10/31       9587.74                    12014.88
  1991/11/30       8822.80                    11530.68
  1991/12/31       9808.15                    12849.79
  1992/01/31      10236.00                    12610.79
  1992/02/29      10735.16                    12774.73
  1992/03/31      10547.17                    12525.62
  1992/04/30      11098.19                    12893.87
  1992/05/31      11227.84                    12957.05
  1992/06/30      10955.31                    12763.99
  1992/07/31      11201.79                    13286.04
  1992/08/31      10494.78                    13013.68
  1992/09/30      10352.08                    13167.24
  1992/10/31      10468.84                    13213.32
  1992/11/30      10858.01                    13663.90
  1992/12/31      11021.29                    13831.96
  1993/01/31      11255.79                    13948.15
  1993/02/28      11360.01                    14137.85
  1993/03/31      11548.91                    14436.15
  1993/04/30      11379.55                    14086.80
  1993/05/31      11848.54                    14464.33
  1993/06/30      11880.90                    14506.27
  1993/07/31      12044.28                    14448.25
  1993/08/31      12357.96                    14995.84
  1993/09/30      11972.39                    14880.37
  1993/10/31      12678.19                    15188.39
  1993/11/30      12848.10                    15044.10
  1993/12/31      13377.45                    15226.14
  1994/01/31      14462.28                    15743.82
  1994/02/28      14161.66                    15317.17
  1994/03/31      13763.02                    14649.34
  1994/04/30      14279.60                    14836.85
  1994/05/31      14423.70                    15080.17
  1994/06/30      14273.05                    14710.71
  1994/07/31      14803.62                    15193.22
  1994/08/31      15602.75                    15816.14
  1994/09/30      15406.25                    15428.65
  1994/10/31      15203.19                    15775.79
  1994/11/30      14128.94                    15201.24
  1994/12/31      14473.58                    15426.67
  1995/01/31      14064.94                    15826.69
  1995/02/28      15244.71                    16443.45
  1995/03/31      15594.03                    16928.70
  1995/04/30      15666.24                    17427.25
  1995/05/31      15507.80                    18123.82
  1995/06/30      16200.99                    18544.83
  1995/07/31      17600.59                    19159.78
  1995/08/31      17554.38                    19207.87
  1995/09/30      17059.24                    20018.44
  1995/10/31      16068.95                    19946.98
  1995/11/30      17547.77                    20822.65
  1995/12/31      16701.04                    21223.69
  1996/01/31      16959.62                    21946.15
  1996/02/29      17284.49                    22149.59
  1996/03/31      18159.65                    22362.89
  1996/04/30      18585.19                    22692.52
  1996/05/31      18470.76                    23277.76
  1996/06/30      17858.21                    23366.44
  1996/07/31      17117.76                    22334.12
  1996/08/31      18046.68                    22805.14
  1996/09/30      18443.83                    24088.62
  1996/10/31      18403.44                    24752.98
  1996/11/30      18962.14                    26624.06
  1996/12/31      19041.47                    26096.63
  1997/01/31      19125.97                    27727.15
  1997/02/28      19478.07                    27944.53
  1997/03/31      18182.35                    26796.29
  1997/04/30      18231.82                    28396.03
  1997/05/31      19387.09                    30124.78
  1997/06/30      19325.89                    31474.37
  1997/07/31      21016.71                    33978.79
  1997/08/31      21100.87                    32075.30
  1997/09/30      21651.72                    33832.06
  1997/10/31      19976.20                    32702.07
  1997/11/30      19739.03                    34215.85
  1997/12/31      19375.52                    34803.33
  1998/01/31      19740.94                    35188.26
  1998/02/28      20762.45                    37726.04
  1998/03/31      21775.65                    39657.99
  1998/04/30      21974.97                    40056.94
  1998/05/31      20895.33                    39368.37
  1998/06/30      19848.90                    40967.51
  1998/07/31      18445.36                    40531.21
  1998/08/31      15405.74                    34671.20
  1998/09/30      15629.97                    36892.24
  1998/10/31      16767.75                    39893.06
  1998/11/30      17357.41                    42310.97
  1998/12/31      17241.14                    44748.93
  1999/01/31      17332.49                    46620.33
  1999/02/28      16875.72                    45171.37
  1999/03/31      17257.75                    46978.68
  1999/04/30      20837.19                    48798.16
  1999/05/31      19491.79                    47646.04
  1999/06/30      20131.27                    50290.39
  1999/07/31      19724.33                    48720.33
  1999/08/31      19036.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121309 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $19,036 - a 90.36% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Minnesota Mining &                6.8
Manufacturing Co.

Alcoa, Inc.                       5.8

Kimberly-Clark Corp.              5.5

E.I. du Pont de Nemours and Co.   5.3

Dow Chemical Co.                  4.7

Monsanto Co.                      4.1

International Paper Co.           3.6

Burlington Northern Santa Fe      3.4
Corp.

CSX Corp.                         2.6

Union Pacific Corp.               2.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Chemicals & Plastics 27.1%
Paper & Forest Products 21.3%
Railroads 11.0%
Metals & Mining 10.2%
Consumer Durables 6.8%
All Others 23.6%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.6
Row: 1, Col: 2, Value: 6.8
Row: 1, Col: 3, Value: 10.2
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 21.3
Row: 1, Col: 6, Value: 27.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INDUSTRIAL MATERIALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Hirsch)

Peter Hirsch,
Portfolio Manager of
Fidelity Select Industrial
Materials Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. It was a good period for the fund. For the six months that ended August 31, 1999, the fund returned 12.84%. That bettered both the 7.32% return of the Standard & Poor's 500 Index and the 8.29% return of the Goldman Sachs Cyclical Industries Index, an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. For the 12 months that ended August 31, 1999, the fund returned 23.61%, versus 39.82% and 25.75%, respectively, for the S&P 500 and the Goldman Sachs index.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE DURING THE
SIX-MONTH PERIOD?

A. The biggest influence was the powerful rally in cyclical stocks that took place during April and the first half of May. This rally was sparked by several factors, including a stronger-than-expected U.S. economy and apparent turnarounds in a number of Asian economies. Cyclical stocks generally do well in an environment of vigorous economic growth, and these factors contributed to investors' perception that we had that kind of environment. Although the cyclical rally faded somewhat during the summer, many stocks held on to a significant portion of their gains. In addition, base metals such as copper, aluminum, zinc and nickel rallied strongly during the period, boosting that portion of the fund's holdings. Although the broadly based S&P 500 also advanced during the period, rising interest rates hurt some sectors.

Q. HAVE THERE BEEN ANY NOTABLE SHIFTS IN THE SUBSECTORS IN WHICH THE
FUND INVESTS?

A. Not really. I try to keep subsector weightings pretty consistent. At the end of the period, the fund's four biggest subsectors - as a percentage of net assets - were chemicals and plastics, at 27.1%; paper and forest products, 21.3%; railroads, 11.0%; and metals and mining, 10.2%. Within each sub sector, I try to identify the most attractive companies based on basic business prospects and valuations.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Alcoa, the fund's second-largest holding at the end of the period, was one of the strongest performers. The company continued to benefit from an aggressive cost reduction program and recent acquisitions, as well as from an increase in the aluminum price. Kimberly-Clark, also a core holding, was helped by the general upturn in cyclical stocks. Minnesota Mining & Manufacturing (3M), the fund's largest holding as of the end of the period, responded to rebounding Asian demand for the company's products as a result of the improved economic conditions there. Another positive contributor was Reynolds Metals, which was bought by Alcoa at a premium.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. One disappointment was Owens-Illinois, which was hurt by weak demand in Latin America for its beverage containers. Monsanto also underperformed. Although its earnings were on target, investors were concerned that European demand for the company's genetically modified seed products might be affected by negative perceptions.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. Industrial materials stocks should do well if the current uptrend in worldwide economic growth continues. At present, the U.S. economy seems to be in relatively good shape. The main concern going forward is whether the Federal Reserve Board's worries about inflation will lead to further increases in interest rates, which could cause a slowdown. Some countries in Asia - for example, South Korea - genuinely seem to have improved. However, Japan, the economic linchpin of Asia, is still a question mark. Although the Japanese economy appears to be stabilizing, it's unclear how much of that has resulted from government spending intended to jump-start the economy. Turning to Europe, Germany, a concern earlier in the year, seems to be improving. Overall, then, my outlook is cautiously optimistic.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 509

TRADING SYMBOL: FSDPX

SIZE: as of August 31, 1999, more than
$14 million

MANAGER: Peter Hirsch, since 1998; analyst, growth and income funds and steel industries, 1995-1998; joined Fidelity in 1995

INDUSTRIAL MATERIALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.1%

                                 SHARES                    VALUE (NOTE 1)

BUILDING MATERIALS - 5.1%

Ferro Corp.                       1,000                    $ 24,000

Lafarge Corp.                     2,356                     64,790

Masco Corp.                       10,600                    300,113

Owens-Corning                     2,900                     81,563

Sherwin-Williams Co.              600                       14,625

Southdown, Inc.                   1,900                     95,950

USG Corp.                         600                       29,400

Vulcan Materials Co.              2,800                     119,350

                                                            729,791

CHEMICALS & PLASTICS - 27.1%

Air Products & Chemicals,         2,000                     68,000
Inc.

Avery Dennison Corp.              3,700                     203,038

Crompton & Knowles Corp.          2,000                     35,000

Cytec Industries, Inc. (a)        1,500                     34,969

Dow Chemical Co.                  5,900                     670,388

E.I. du Pont de Nemours and       11,900                    754,163
Co.

Eastman Chemical Co.              2,200                     102,163

Engelhard Corp.                   6,100                     121,619

Fuller (H.B.) Co.                 400                       24,100

Great Lakes Chemical Corp.        1,100                     45,306

Hanna (M.A.) Co.                  1,400                     19,163

Hercules, Inc.                    3,200                     104,200

Ivex Packaging Corp. (a)          2,800                     43,400

Lyondell Chemical Co.             3,200                     46,600

Minerals Technologies, Inc.       600                       29,700

Monsanto Co.                      14,200                    583,088

PPG Industries, Inc.              4,400                     264,275

Praxair, Inc.                     5,500                     258,500

Sealed Air Corp. (a)              3,440                     202,100

Union Carbide Corp.               2,400                     136,500

Valspar Corp.                     2,100                     76,256

Witco Corp.                       2,700                     43,706

                                                            3,866,234

CONSUMER DURABLES - 6.8%

Minnesota Mining &                10,200                    963,893
Manufacturing Co.

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

UCAR International, Inc. (a)      1,300                     31,688

IRON & STEEL - 4.7%

AK Steel Holding Corp.            4,600                     96,600

Allegheny Teledyne, Inc.          10,300                    192,481

Bethlehem Steel Corp. (a)         11,100                    85,331

Nucor Corp.                       2,000                     93,125

Steel Dynamics, Inc. (a)          5,600                     100,800

USX-U.S. Steel Group              2,400                     64,800

Worthington Industries, Inc.      2,200                     33,000

                                                            666,137



                                 SHARES                    VALUE (NOTE 1)

LEASING & RENTAL - 0.7%

Ryder Systems, Inc.               4,600                    $ 101,488

METALS & MINING - 10.2%

Alcoa, Inc.                       12,782                    825,238

Brush Wellman, Inc.               600                       10,200

Cominco Ltd.                      2,500                     43,132

Falconbridge Ltd.                 7,100                     110,841

Inco Ltd.                         7,700                     158,127

Kaiser Aluminum Corp. (a)         600                       5,363

Olin Corp.                        2,600                     36,888

Phelps Dodge Corp.                2,300                     128,656

Reynolds Metals Co.               1,400                     88,638

Ryerson Tull, Inc.                2,420                     45,829

                                                            1,452,912

PACKAGING & CONTAINERS - 2.2%

Ball Corp.                        700                       31,456

Bemis Co., Inc.                   1,900                     72,081

Crown Cork & Seal Co., Inc.       2,700                     71,719

Owens-Illinois, Inc. (a)          5,800                     143,550

                                                            318,806

PAPER & FOREST PRODUCTS - 21.3%

Boise Cascade Corp.               1,687                     61,365

Bowater, Inc.                     1,600                     85,800

Champion International Corp.      2,700                     148,500

Chesapeake Corp.                  500                       16,906

Consolidated Papers, Inc.         2,900                     77,213

Domtar, Inc.                      4,800                     52,422

Fort James Corp.                  5,900                     190,275

Georgia-Pacific Corp.             4,400                     182,050

International Paper Co.           10,886                    512,322

Kimberly-Clark Corp.              13,700                    780,044

Louisiana-Pacific Corp.           100                       1,850

Mead Corp.                        3,200                     119,400

Potlatch Corp.                    800                       30,900

Smurfit-Stone Container Corp.     7,200                     152,550
(a)

Temple-Inland, Inc.               1,400                     86,800

Westvaco Corp.                    3,400                     89,038

Weyerhaeuser Co.                  5,900                     331,875

Willamette Industries, Inc.       2,800                     110,950

                                                            3,030,260

PRECIOUS METALS - 4.0%

Barrick Gold Corp.                12,500                    241,206

Euro-Nevada Mining Corp. Ltd.     4,900                     58,931

Kinross Gold Corp. (a)            13,500                    28,945

Newmont Mining Corp.              5,750                     117,516

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

PRECIOUS METALS - CONTINUED

Placer Dome, Inc.                 7,445                    $ 77,318

Stillwater Mining Co. (a)         1,950                     43,022

                                                            566,938

RAILROADS - 11.0%

Burlington Northern Santa Fe      16,900                    490,100
Corp.

Canadian National Railway Co.     3,400                     216,074

Canadian Pacific Ltd.             6,600                     155,216

CSX Corp.                         8,300                     362,606

Union Pacific Corp.               7,100                     345,681

                                                            1,569,677

SECURITIES INDUSTRY - 0.5%

Kansas City Southern              1,400                     64,838
Industries, Inc.

TRUCKING & FREIGHT - 1.3%

CNF Transportation, Inc.          2,200                     85,663

USFreightways Corp.               2,200                     106,700

                                                            192,363

TOTAL COMMON STOCKS                                      13,555,025
(Cost $12,289,620)

CASH EQUIVALENTS - 9.5%



Taxable Central Cash Fund,       1,355,461                 1,355,461
5.20% (b) (Cost $1,355,461)

TOTAL INVESTMENT PORTFOLIO -                                14,910,486
104.6%
(Cost $13,645,081)

NET OTHER ASSETS - (4.6%)                                   (660,851)

NET ASSETS - 100%                                         $ 14,249,635

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $45,087,091 and $42,526,881, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,111 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,962,714. The weighted average interest rate was 5.32%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $13,722,778. Net unrealized appreciation aggregated $1,187,708, of which $1,711,882 related to appreciated investment securities and $524,174 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $840,000 all of which will expire on February 29, 2007. The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,067,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

INDUSTRIAL MATERIALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 14,910,486
value  (cost $13,645,081) -
See accompanying schedule

Receivable for fund shares                45,526
sold

Dividends receivable                      28,694

Interest receivable                       7,550

Redemption fees receivable                259

Other receivables                         1,380

 TOTAL ASSETS                             14,993,895

LIABILITIES

Payable to custodian bank      $ 285

Payable for fund shares         708,666
redeemed

Accrued management fee          7,929

Other payables and accrued      27,380
expenses

 TOTAL LIABILITIES                        744,260

NET ASSETS                               $ 14,249,635

Net Assets consist of:

Paid in capital                          $ 15,627,508

Undistributed net investment              30,305
income

Accumulated undistributed net             (2,673,579)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,265,401
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 621,348                  $ 14,249,635
shares outstanding

NET ASSET VALUE and                       $22.93
redemption price per share
($14,249,635 (divided by)
621,348 shares)

Maximum offering price per                $23.64
share (100/97.00 of $22.93)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 215,705
Dividends

Interest                                      40,155

Security lending                              1,380

 TOTAL INCOME                                 257,240

EXPENSES

Management fee                   $ 73,484

Transfer agent fees               85,120

Accounting and security           30,303
lending fees

Non-interested trustees'          35
compensation

Custodian fees and expenses       15,927

Registration fees                 21,656

Audit                             3,534

Legal                             13

Interest                          2,031

 Total expenses before            232,103
reductions

 Expense reductions               (5,168)     226,935

NET INVESTMENT INCOME                         30,305

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (622,876)

 Foreign currency transactions    (31)        (622,907)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,066,692

 Assets and liabilities in        (1)         1,066,691
foreign currencies

NET GAIN (LOSS)                               443,784

NET INCREASE (DECREASE) IN                   $ 474,089
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 41,607
charges paid to FDC

 Sales charges - Retained by                 $ 41,607
FDC

 Deferred sales charges                      $ 289
withheld   by FDC

 Exchange fees withheld by FSC               $ 2,790

 Expense reductions  Directed                $ 5,168
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 30,305                     $ (83,870)
income (loss)

 Net realized gain (loss)        (622,907)                    (1,208,807)

 Change in net unrealized        1,066,691                    (1,993,477)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      474,089                      (3,286,154)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           57,571,279                   9,957,438
proceeds from sales of shares

 Cost of shares redeemed         (55,092,521)                 (18,118,847)

 NET INCREASE (DECREASE) IN      2,478,758                    (8,161,409)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 134,545                      27,986

  TOTAL INCREASE (DECREASE)      3,087,392                    (11,419,577)
IN NET ASSETS

NET ASSETS

 Beginning of period             11,162,243                   22,581,820

 End of period (including       $ 14,249,635                 $ 11,162,243
undistributed net investment
income of $30,305 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            2,353,254                    440,126

 Redeemed                        (2,281,095)                  (794,343)

 Net increase (decrease)         72,159                       (354,217)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 F    1995

Net asset value, beginning of    $ 20.32                      $ 25.00              $ 27.66   $ 26.07   $ 23.13   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) D    .03                          (.12)                (.11)     .06       .12       .17

Net realized and unrealized       2.45                         (4.60)               1.43      3.12      2.92      1.43
gain (loss)

Total from investment             2.48                         (4.72)               1.32      3.18      3.04      1.60
operations

Less Distributions

 From net investment income       -                            -                    (.03)     (.06)     (.15)     (.18)

From net realized gain            -                            -                    (4.00)    (1.57)    -         -

Total distributions               -                            -                    (4.03)    (1.63)    (.15)     (.18)

Redemption fees added to paid     .13                          .04                  .05       .04       .05       .04
in capital

Net asset value, end of period   $ 22.93                      $ 20.32              $ 25.00   $ 27.66   $ 26.07   $ 23.13

TOTAL RETURN B, C                 12.84%                       (18.72)%             6.59%     12.69%    13.38%    7.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 14,250                     $ 11,162             $ 22,582  $ 66,462  $ 86,338  $ 183,454
(000 omitted)

Ratio of expenses to average      1.84% A                      2.07%                1.98%     1.54%     1.64%     1.56%
net assets

Ratio of expenses to average      1.80% A, E                   2.04% E              1.94% E   1.51% E   1.61% E   1.53% E
net assets after  expense
reductions

Ratio of net investment           .24% A                       (.52)%               (.42)%    .23%      .49%      .77%
income (loss) to average net
assets

Portfolio turnover rate           389% A                       82%                  118%      105%      138%      139%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


PAPER AND FOREST PRODUCTS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PAPER AND FOREST         24.23%         38.41%       49.34%        149.85%
PRODUCTS

SELECT PAPER AND FOREST         20.43%         34.18%       44.79%        142.29%
PRODUCTS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PAPER AND FOREST         38.41%       8.35%         9.59%
PRODUCTS

SELECT PAPER AND FOREST         34.18%       7.68%         9.25%
PRODUCTS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Paper & Forest Products     S&P 500
             00506                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9165.80                     9959.00
  1989/10/31       8751.09                     9727.95
  1989/11/30       8687.83                     9926.40
  1989/12/31       8873.89                    10164.64
  1990/01/31       8062.65                     9482.59
  1990/02/28       8140.93                     9604.91
  1990/03/31       8368.64                     9859.44
  1990/04/30       7827.81                     9612.96
  1990/05/31       8347.30                    10550.22
  1990/06/30       8148.04                    10478.48
  1990/07/31       8269.02                    10444.95
  1990/08/31       7279.87                     9500.72
  1990/09/30       6575.36                     9038.04
  1990/10/31       6368.99                     8999.18
  1990/11/30       7009.45                     9580.52
  1990/12/31       7533.27                     9847.82
  1991/01/31       8155.61                    10277.18
  1991/02/28       8546.39                    11012.00
  1991/03/31       8720.06                    11278.49
  1991/04/30       9147.02                    11305.56
  1991/05/31      10196.32                    11793.96
  1991/06/30       9935.81                    11253.80
  1991/07/31       9943.04                    11778.23
  1991/08/31       9993.70                    12057.37
  1991/09/30       9610.16                    11856.01
  1991/10/31       9971.99                    12014.88
  1991/11/30       9212.15                    11530.68
  1991/12/31      10152.23                    12849.79
  1992/01/31      11085.93                    12610.79
  1992/02/29      11137.81                    12774.73
  1992/03/31      11211.91                    12525.62
  1992/04/30      11389.76                    12893.87
  1992/05/31      11071.11                    12957.05
  1992/06/30      10997.56                    12763.99
  1992/07/31      10915.88                    13286.04
  1992/08/31      10477.76                    13013.68
  1992/09/30      10366.37                    13167.24
  1992/10/31      10871.33                    13213.32
  1992/11/30      11272.32                    13663.90
  1992/12/31      11376.07                    13831.96
  1993/01/31      11726.45                    13948.15
  1993/02/28      11987.37                    14137.85
  1993/03/31      11972.46                    14436.15
  1993/04/30      12517.09                    14086.80
  1993/05/31      12554.38                    14464.33
  1993/06/30      12285.84                    14506.27
  1993/07/31      12159.03                    14448.25
  1993/08/31      12487.25                    14995.84
  1993/09/30      11890.49                    14880.37
  1993/10/31      12352.98                    15188.39
  1993/11/30      13121.31                    15044.10
  1993/12/31      13486.82                    15226.14
  1994/01/31      15053.33                    15743.82
  1994/02/28      14628.13                    15317.17
  1994/03/31      13076.55                    14649.34
  1994/04/30      13061.94                    14836.85
  1994/05/31      13594.77                    15080.17
  1994/06/30      13457.75                    14710.71
  1994/07/31      14599.53                    15193.22
  1994/08/31      16228.47                    15816.14
  1994/09/30      16517.72                    15428.65
  1994/10/31      15490.12                    15775.79
  1994/11/30      14812.66                    15201.24
  1994/12/31      15393.64                    15426.67
  1995/01/31      15290.27                    15826.69
  1995/02/28      16808.96                    16443.45
  1995/03/31      16928.23                    16928.70
  1995/04/30      16998.23                    17427.25
  1995/05/31      17279.26                    18123.82
  1995/06/30      18844.99                    18544.83
  1995/07/31      19487.34                    19159.78
  1995/08/31      19471.28                    19207.87
  1995/09/30      19150.11                    20018.44
  1995/10/31      18869.08                    19946.98
  1995/11/30      19150.11                    20822.65
  1995/12/31      18767.12                    21223.69
  1996/01/31      19235.19                    21946.15
  1996/02/29      18352.03                    22149.59
  1996/03/31      19288.18                    22362.89
  1996/04/30      20131.53                    22692.52
  1996/05/31      19725.76                    23277.76
  1996/06/30      18619.13                    23366.44
  1996/07/31      18130.36                    22334.12
  1996/08/31      19144.78                    22805.14
  1996/09/30      19836.42                    24088.62
  1996/10/31      19799.54                    24752.98
  1996/11/30      20030.08                    26624.06
  1996/12/31      20093.19                    26096.63
  1997/01/31      20300.14                    27727.15
  1997/02/28      20347.17                    27944.53
  1997/03/31      19246.56                    26796.29
  1997/04/30      19822.58                    28396.03
  1997/05/31      22268.98                    30124.78
  1997/06/30      22443.03                    31474.37
  1997/07/31      24193.22                    33978.79
  1997/08/31      24106.19                    32075.30
  1997/09/30      24812.07                    33832.06
  1997/10/31      22394.68                    32702.07
  1997/11/30      22539.73                    34215.85
  1997/12/31      21972.36                    34803.33
  1998/01/31      22812.66                    35188.26
  1998/02/28      23507.72                    37726.04
  1998/03/31      23870.82                    39657.99
  1998/04/30      25155.86                    40056.94
  1998/05/31      23686.06                    39368.37
  1998/06/30      22618.07                    40967.51
  1998/07/31      20439.80                    40531.21
  1998/08/31      17510.76                    34671.20
  1998/09/30      17859.71                    36892.24
  1998/10/31      19001.72                    39893.06
  1998/11/30      19900.52                    42310.97
  1998/12/31      20238.89                    44748.93
  1999/01/31      19350.66                    46620.33
  1999/02/28      19509.27                    45171.37
  1999/03/31      20524.39                    46978.68
  1999/04/30      24669.45                    48798.16
  1999/05/31      24267.63                    47646.04
  1999/06/30      24595.43                    50290.39
  1999/07/31      24415.67                    48720.33
  1999/08/31      24229.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140634 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $24,229 - a 142.29% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Smurfit-Stone Container Corp.     9.2

Gaylord Container Corp. Class A   8.5

Abitibi-Consolidated, Inc.        8.3

Champion International Corp.      7.9

Domtar, Inc.                      7.9

Bowater, Inc.                     6.5

Tembec, Inc. Class A              5.8

Pope & Talbot, Inc.               5.3

Boise Cascade Corp.               5.2

Plum Creek Timber Co., Inc.       5.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Paper & Forest Products 87.9%
Packaging & Containers 8.5%
Real Estate
Investment Trusts 5.1%
Tobacco 0.9%
Building Materials 0.3%
All Others (2.7%)*

* SHORT-TERM INVESTMENTS AND NET OTHER ASSETS ARE NOT INCLUDED IN
 THE PIE CHART.

Row: 1, Col: 1, Value: 85.5
Row: 1, Col: 2, Value: 8.300000000000001
Row: 1, Col: 3, Value: 5.0
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 0.3

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PAPER AND FOREST PRODUCTS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Noah Eccles)

Noah Eccles,
Portfolio Manager of
Fidelity Select Paper and Forest Products Portfolio

Q. HOW DID THE FUND PERFORM, NOAH?

A. Very well. For the six months that ended August 31, 1999, the fund returned 24.23%. This topped the Standard & Poor's 500 Index, which returned 7.32% in that time. The fund also outpaced the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 8.29% during the period. For the 12 months that ended August 31, 1999, the fund returned 38.41%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 25.75%, respectively.

Q. WHAT FACTORS PLAYED A KEY ROLE IN HELPING THE SECTOR AND THE FUND PERFORM WELL DURING THE SIX-MONTH PERIOD?

A. Two of the most important drivers for this sector - operating rates and pulp prices - were very favorable. I define operating rates as the global consumption for paper products divided by available capacity. Capacity expansion for 1999 and 2000 will be the lowest it has been in 30 years. In conjunction, shipments accelerated during the period as customers began to re-stock inventories after significant de-stocking last year. Specifically, we've seen a significant pickup in exports to Asia as that region gradually recovers. This formula translated into positive operating rates throughout the sector as well as higher pulp prices. Pulp is the major paper grade and serves as the building block for paper itself. Since paper prices tend to follow pulp prices pretty closely, rising pulp prices helped many stocks.

Q. DID ANY OF THE OTHER PAPER GRADES YOU TRACK BENEFIT FROM INCREASED
PULP PRICES?

A. The coated and uncoated free sheet grades have more direct exposure to pulp because pulp is a larger component of the cost involved in making those types of paper. Coated and uncoated inventories decreased minimally during the period, yet both experienced a 10% price increase. Pulp prices are the biggest driver for these grades. The other grades, meanwhile, were helped along by capacity reduction and tighter inventories. The containerboard sector pushed through two considerable price increases for linerboard, the material used in assembling corrugated boxes, and the newsprint industry recently announced a price jump effective October 1. Finally, operating margins within the tissue area have been very competitive, and tissue is typically the last grade to be helped by rising pulp prices. Tissue margins shouldn't begin to turn until 2000.

Q. SIX MONTHS AGO, YOU WERE LOOKING TO ADD STOCKS THAT HAD BOTTOMED OUT IN VALUATION YET COULD GROW IF THE PAPER CYCLE BLOSSOMED. HOW DID THIS MOVE WORK OUT?

A. Even though the paper pricing cycle kicked in sooner than I anticipated, this strategy paid off. For a three-week period in March and early April, we experienced a significant cyclical rally. As a result, fund assets rose quickly and it took some time to put the money to use. In a rallying market, having a high cash level can be frustrating. But this is where my defensive strategy came into play. Relative to the rest of the paper group, the strong performance of stocks such as Abitibi, Bowater, Champion International, Pope & Talbot, Westvaco and Consolidated Papers more than offset the fact that the fund had a higher cash position than I preferred.

Q. WE'VE TALKED ABOUT SOME STOCKS THAT PERFORMED WELL. WHAT ABOUT SOME THAT DIDN'T?

A. The fund's timber-related positions were disappointing, as timber prices stayed fairly flat. This hurt several names, including Crown Pacific and Georgia-Pacific, neither of which were owned by the fund at the end of the period. Gaylord Container - the fund's biggest small-cap stock position - also performed poorly as small-cap stocks in general trailed larger stocks during the period.

Q. WHAT'S YOUR OUTLOOK?

A. The future looks bright for the sector. Operating rates should be increasing for another 12-24 months, as should commodity prices, both good signs for stocks. The one worry I have concerns Y2K and inventories. Companies may be loading up on supply before the end of 1999 and any drop-off in shipments due to Y2K could be a fly in the ointment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 506

TRADING SYMBOL: FSPFX

SIZE: as of August 31, 1999, more than
$16 million

MANAGER: Noah Eccles, since January 1999;
analyst, agricultural chemicals industry,
1997- present; specialty chemicals and
packing industries, 1997-1998; joined
Fidelity in 1997

PAPER AND FOREST PRODUCTS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 102.7%

                                 SHARES                  VALUE (NOTE 1)

BUILDING MATERIALS - 0.3%

T.J. International, Inc.          1,600                  $ 46,600

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.0%

Tenneco, Inc.                     50                      1,006

PACKAGING & CONTAINERS - 8.5%

Gaylord Container Corp. Class     168,100                 1,376,319
A (a)

PAPER & FOREST PRODUCTS - 87.9%

Abitibi-Consolidated, Inc.        112,400                 1,340,516

Alliance Forest Products,         5,700                   70,080
Inc. (a)

Boise Cascade Corp.               23,000                  836,625

Bowater, Inc.                     19,600                  1,051,050

Caraustar Industries, Inc.        1,800                   40,838

Champion International Corp.      23,200                  1,276,000

Consolidated Papers, Inc.         29,900                  796,088

Domtar, Inc.                      116,400                 1,271,236

Donohue, Inc. Class A (sub.       33,300                  538,824
vtg.)

Fletcher Challenge Canada         2,500                   27,303
Ltd.

Glatfelter (P.H.) Co.             8,800                   116,050

International Paper Co.           61                      2,871

Jefferson Smurfit Group PLC       23,600                  68,635

Jefferson Smurfit Group PLC       27,000                  806,625
Sponsored ADR

Kimberly-Clark Corp.              500                     28,469

Longview Fibre Co.                4,500                   58,219

Mead Corp.                        21,000                  783,563

Pope & Talbot, Inc.               70,400                  858,000

Potlatch Corp.                    900                     34,763

Rayonier, Inc.                    900                     37,350

Rock-Tenn Co. Class A             3,800                   53,675

Smurfit-Stone Container Corp.     69,900                  1,481,003
(a)

St. Laurent Paperboard, Inc.      5,000                   64,657
(a)

Stora Enso Oyj                    28,300                  377,101

Svenska Cellulosa AB (SCA)        2,700                   78,600
Class B

Tembec, Inc. Class A (a)          103,600                 940,556

Temple-Inland, Inc.               100                     6,200

UPM-Kymmene Corp.                 5,400                   187,028

Wausau-Mosinee Paper Corp.        9,500                   130,625

Westvaco Corp.                    31,100                  814,431

                                                          14,176,981

REAL ESTATE INVESTMENT TRUSTS
- 5.1%

Plum Creek Timber Co., Inc.       30,550                  819,122

TOBACCO - 0.9%

Schweitzer-Mauduit                11,000                  149,188
International, Inc.

TOTAL COMMON STOCKS                                    16,569,216
(Cost $15,842,685)

CASH EQUIVALENTS - 2.6%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund,        411,852                $ 411,852
5.20% (b) (Cost $411,852)

TOTAL INVESTMENT PORTFOLIO -                              16,981,068
105.3%
(Cost $16,254,537)

NET OTHER ASSETS - (5.3%)                                 (855,040)

NET ASSETS - 100%                                       $ 16,126,028

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $47,621,378 and $42,675,768, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,261 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     64.2%

Canada                       26.4

Ireland                       5.4

Finland                       3.5

Others (individually less     0.5
than 1%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $16,340,278. Net unrealized appreciation aggregated $640,790, of which $1,114,655 related to appreciated investment securities and $473,865 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $2,903,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $463,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

PAPER AND FOREST PRODUCTS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 16,981,068
value  (cost $16,254,537) -
See accompanying schedule

Receivable for investments                   175,500
sold

Receivable for fund shares                   37,827
sold

Dividends receivable                         10,196

Interest receivable                          3,674

Redemption fees receivable                   780

 TOTAL ASSETS                                17,209,045

LIABILITIES

Payable for fund shares        $ 1,052,414
redeemed

Accrued management fee          8,778

Other payables and accrued      21,825
expenses

 TOTAL LIABILITIES                           1,083,017

NET ASSETS                                  $ 16,126,028

Net Assets consist of:

Paid in capital                             $ 16,828,939

Undistributed net investment                 216,755
income

Accumulated undistributed net                (1,646,182)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  726,516
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 703,636                     $ 16,126,028
shares outstanding

NET ASSET VALUE and                          $22.92
redemption price per share
($16,126,028 (divided by)
703,636 shares)

Maximum offering price per                   $23.63
share (100/97.00 of $22.92)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 320,889
Dividends

Interest                                      82,806

 TOTAL INCOME                                 403,695

EXPENSES

Management fee                   $ 72,970

Transfer agent fees               84,868

Accounting fees and expenses      30,303

Non-interested trustees'          34
compensation

Custodian fees and expenses       5,697

Registration fees                 18,429

Audit                             4,900

Legal                             12

 Total expenses before            217,213
reductions

 Expense reductions               (26,144)    191,069

NET INVESTMENT INCOME                         212,626

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,865,775

 Foreign currency transactions    1,139       1,866,914

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            725,840

 Assets and liabilities in        5           725,845
foreign currencies

NET GAIN (LOSS)                               2,592,759

NET INCREASE (DECREASE) IN                   $ 2,805,385
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 57,943
charges paid to FDC

 Sales charges - Retained by                 $ 57,943
FDC

 Deferred sales charges                      $ 901
withheld   by FDC

 Exchange fees withheld by FSC               $ 4,455

 Expense reductions  Directed                $ 26,144
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 212,626                    $ (19,520)
income (loss)

 Net realized gain (loss)         1,866,914                    (2,776,473)

 Change in net unrealized         725,845                      (1,268,236)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,805,385                    (4,064,229)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (317,946)
in excess of net realized
gain

Share transactions Net            56,799,449                   24,142,684
proceeds from sales of shares

 Reinvestment of distributions    -                            312,733

 Cost of shares redeemed          (53,838,106)                 (41,303,607)

 NET INCREASE (DECREASE) IN       2,961,343                    (16,848,190)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  112,752                      92,806

  TOTAL INCREASE (DECREASE)       5,879,480                    (21,137,559)
IN NET ASSETS

NET ASSETS

 Beginning of period              10,246,548                   31,384,107

 End of period (including        $ 16,126,028                 $ 10,246,548
undistributed net investment
income of $216,755 and
$4,129, respectively)

OTHER INFORMATION
Shares

 Sold                             2,457,856                    1,074,182

 Issued in reinvestment of        -                            13,704
distributions

 Redeemed                         (2,309,677)                  (1,917,231)

 Net increase (decrease)          148,179                      (829,345)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 18.45                      $ 22.66                   $ 21.63    $ 20.78    $ 21.14
period

Income from Investment
Operations

Net investment income (loss) D    .20                          (.03)                     (.12)      .01        .08

Net realized and unrealized       4.17                         (3.87)                    3.13       2.08       1.83
gain (loss)

Total from investment             4.37                         (3.90)                    3.01       2.09       1.91
operations

Less Distributions

 From net investment income       -                            -                         -          (.03)      (.08)

In excess of net investment       -                            -                         (.04)      (.07)      -
income

From net realized gain            -                            -                         (2.07)     (1.25)     (2.27)

In excess of net realized gain    -                            (.44)                     -          -          -

Total distributions               -                            (.44)                     (2.11)     (1.35)     (2.35)

Redemption fees added to paid     .10                          .13                       .13        .11        .08
in capital

Net asset value, end of period   $ 22.92                      $ 18.45                   $ 22.66    $ 21.63    $ 20.78

TOTAL RETURN B, C                 24.23%                       (17.01)%                  15.53%     10.87%     9.18%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,126                     $ 10,247                  $ 31,384   $ 19,484   $ 27,270
(000 omitted)

Ratio of expenses to average      1.73% A                      2.30%                     2.18%      2.19%      1.91%
net assets

Ratio of expenses to average      1.52% A, E                   2.21% E                   2.15% E    2.16% E    1.90% E
net assets after  expense
reductions

Ratio of net investment           1.69% A                      (.13)%                    (.50)%     .04%       .34%
income (loss) to average net
assets

Portfolio turnover rate           406% A                       338%                      235%       180%       78%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 19.61
period

Income from Investment
Operations

Net investment income (loss) D    .01

Net realized and unrealized       2.53
gain (loss)

Total from investment             2.54
operations

Less Distributions

 From net investment income       -

In excess of net investment       -
income

From net realized gain            (1.17)

In excess of net realized gain    -

Total distributions               (1.17)

Redemption fees added to paid     .16
in capital

Net asset value, end of period   $ 21.14

TOTAL RETURN B, C                 14.91%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 94,219
(000 omitted)

Ratio of expenses to average      1.88%
net assets

Ratio of expenses to average      1.87% E
net assets after  expense
reductions

Ratio of net investment           .05%
income (loss) to average net
assets

Portfolio turnover rate           209%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


TRANSPORTATION PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TRANSPORTATION           16.99%         53.19%       95.86%        285.47%

SELECT TRANSPORTATION (LOAD     13.41%         48.52%       89.91%        273.83%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Cyclical Industries          8.29%          25.75%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 277 stocks designed to measure the performance of companies in the cyclical industries sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TRANSPORTATION           53.19%       14.39%        14.45%

SELECT TRANSPORTATION (LOAD     48.52%       13.69%        14.10%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Cyclical Industries          25.75%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Transportation              S&P 500
             00512                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9511.33                     9959.00
  1989/10/31       8906.30                     9727.95
  1989/11/30       8984.37                     9926.40
  1989/12/31       9112.27                    10164.64
  1990/01/31       8540.04                     9482.59
  1990/02/28       8938.43                     9604.91
  1990/03/31       9206.44                     9859.44
  1990/04/30       8858.75                     9612.96
  1990/05/31       9184.71                    10550.22
  1990/06/30       9083.60                    10478.48
  1990/07/31       9053.42                    10444.95
  1990/08/31       7725.59                     9500.72
  1990/09/30       6729.71                     9038.04
  1990/10/31       6624.09                     8999.18
  1990/11/30       6895.69                     9580.52
  1990/12/31       7144.66                     9847.82
  1991/01/31       7755.77                    10277.18
  1991/02/28       8510.22                    11012.00
  1991/03/31       8517.76                    11278.49
  1991/04/30       8495.13                    11305.56
  1991/05/31       9166.59                    11793.96
  1991/06/30       9090.48                    11253.80
  1991/07/31       9643.03                    11778.23
  1991/08/31       9817.11                    12057.37
  1991/09/30       9635.46                    11856.01
  1991/10/31      10346.95                    12014.88
  1991/11/30       9703.58                    11530.68
  1991/12/31      11013.03                    12849.79
  1992/01/31      11111.43                    12610.79
  1992/02/29      11709.39                    12774.73
  1992/03/31      11429.33                    12525.62
  1992/04/30      11724.53                    12893.87
  1992/05/31      11966.74                    12957.05
  1992/06/30      11452.04                    12763.99
  1992/07/31      11618.56                    13286.04
  1992/08/31      11270.38                    13013.68
  1992/09/30      11716.96                    13167.24
  1992/10/31      12216.52                    13213.32
  1992/11/30      13102.10                    13663.90
  1992/12/31      13633.30                    13831.96
  1993/01/31      14243.86                    13948.15
  1993/02/28      14437.08                    14137.85
  1993/03/31      15403.16                    14436.15
  1993/04/30      15364.76                    14086.80
  1993/05/31      15938.71                    14464.33
  1993/06/30      15985.25                    14506.27
  1993/07/31      15985.25                    14448.25
  1993/08/31      16279.98                    14995.84
  1993/09/30      16318.76                    14880.37
  1993/10/31      16660.03                    15188.39
  1993/11/30      16753.10                    15044.10
  1993/12/31      17630.07                    15226.14
  1994/01/31      18402.87                    15743.82
  1994/02/28      18402.87                    15317.17
  1994/03/31      17910.31                    14649.34
  1994/04/30      18245.00                    14836.85
  1994/05/31      17951.70                    15080.17
  1994/06/30      17934.45                    14710.71
  1994/07/31      18538.30                    15193.22
  1994/08/31      19090.40                    15816.14
  1994/09/30      18581.44                    15428.65
  1994/10/31      18857.48                    15775.79
  1994/11/30      17727.41                    15201.24
  1994/12/31      18311.71                    15426.67
  1995/01/31      18188.31                    15826.69
  1995/02/28      19488.83                    16443.45
  1995/03/31      19745.13                    16928.70
  1995/04/30      20039.41                    17427.25
  1995/05/31      19441.36                    18123.82
  1995/06/30      19232.52                    18544.83
  1995/07/31      20884.28                    19159.78
  1995/08/31      20865.29                    19207.87
  1995/09/30      20675.43                    20018.44
  1995/10/31      20419.13                    19946.98
  1995/11/30      21121.60                    20822.65
  1995/12/31      21089.27                    21223.69
  1996/01/31      21410.63                    21946.15
  1996/02/29      22013.18                    22149.59
  1996/03/31      22545.44                    22362.89
  1996/04/30      23284.00                    22692.52
  1996/05/31      23314.29                    23277.76
  1996/06/30      23425.36                    23366.44
  1996/07/31      21729.04                    22334.12
  1996/08/31      21749.24                    22805.14
  1996/09/30      21850.21                    24088.62
  1996/10/31      21678.56                    24752.98
  1996/11/30      23213.32                    26624.06
  1996/12/31      23093.50                    26096.63
  1997/01/31      23259.34                    27727.15
  1997/02/28      23041.67                    27944.53
  1997/03/31      23746.50                    26796.29
  1997/04/30      24974.81                    28396.03
  1997/05/31      26672.13                    30124.78
  1997/06/30      27473.35                    31474.37
  1997/07/31      29392.06                    33978.79
  1997/08/31      28801.69                    32075.30
  1997/09/30      31648.12                    33832.06
  1997/10/31      30583.34                    32702.07
  1997/11/30      30446.29                    34215.85
  1997/12/31      30514.00                    34803.33
  1998/01/31      30571.37                    35188.26
  1998/02/28      32522.25                    37726.04
  1998/03/31      33692.78                    39657.99
  1998/04/30      33203.33                    40056.94
  1998/05/31      31625.59                    39368.37
  1998/06/30      32367.36                    40967.51
  1998/07/31      29635.74                    40531.21
  1998/08/31      24407.98                    34671.20
  1998/09/30      24372.66                    36892.24
  1998/10/31      26962.99                    39893.06
  1998/11/30      28293.48                    42310.97
  1998/12/31      29189.50                    44748.93
  1999/01/31      31793.19                    46620.33
  1999/02/28      31959.12                    45171.37
  1999/03/31      33733.20                    46978.68
  1999/04/30      38511.99                    48798.16
  1999/05/31      38021.30                    47646.04
  1999/06/30      39857.88                    50290.39
  1999/07/31      39871.90                    48720.33
  1999/08/31      37383.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990928 112910 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $37,383 - a 273.83% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

AMR Corp.                       10.8

Burlington Northern Santa Fe    8.4
Corp.

Navistar International Corp.    8.1

Union Pacific Corp.             6.5

CSX Corp.                       5.5

Canadian National Railway Co.   5.4

Eaton Corp.                     5.3

Atlantic Coast Airlines         5.0
Holdings

Northwest Airlines Corp.        4.0
Class A

Kansas City Southern            3.9
Industries, Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Railroads 33.1%
Air Transportation 32.2%
Autos, Tires & Accessories 15.7%
Trucking & Freight 7.6%
Securities Industry 3.9%
All Others 7.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 3.9
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 15.7
Row: 1, Col: 5, Value: 32.2
Row: 1, Col: 6, Value: 33.1

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TRANSPORTATION PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Christopher Zepf)

Christopher Zepf,
Portfolio Manager
of Fidelity Select
Transportation Portfolio

Q. HOW DID THE FUND PERFORM, CHRIS?

A. For the six-month period that ended August 31, 1999, the fund returned 16.99%. For the same six-month period, the Standard & Poor's 500 Index returned 7.32%. For another comparison, the Goldman Sachs Cyclical Industries Index - an index of 277 stocks designed to measure the performance of companies in the cyclical industries sector - returned 8.29%. For the 12-month period that ended August 31, 1999, the fund returned 53.19%. That compared to the 39.82% return for the Standard & Poor's index and the 25.75% return for Goldman Sachs index during the same 12-month period.

Q. WHY DID THE FUND OUTPERFORM THE INDEXES?

A. Against a relatively weak environment for the transportation industry, it really came down to owning the right stocks. Transportation stocks are cyclical, meaning their performance is closely linked to expectations about the economy's potential strength or weakness. While the news on that front was encouraging - with the United States experiencing continued strong economic growth and Asia showing signs of a rebound - other factors weighed on transportation stocks. In particular, the price of oil - which is a major expense for most transportation companies - rose substantially during the period.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Truck, bus and diesel engine manufacturer Navistar International performed well, thanks to continued strong demand in key markets. PACCAR, the second-largest truck manufacturer in the U.S., also benefited from rising demand for heavy- and medium-duty trucks from North America and Europe. Another helpful stock was railroad company Union Pacific, which had come under pressure due to operational problems before the period began. Later, however, it was clear that the company had made the necessary adjustments and its earnings surprised investors on the upside. That said, I pared back the fund's stake in Union Pacific in the spring in response to its very quick rise amid a cyclical stock rally.

Q. WHICH HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. Railroad company Burlington Northern performed poorly when its earnings came under pressure because of weak levels of coal, grain and other freight shipments. But I continued to maintain the fund's holdings in the company, in part because I believed it was poised to benefit from increased demand for grain from Asia. The fund's holdings in major airline carriers also were disappointing because capacity began to overwhelm demand. Here, too, I held on to selected major carriers so that I could maintain a level of diversification for the portfolio and because many were more attractively valued than they were at the beginning of the period. In particular, AMR, the parent company of American Airlines, became the fund's largest holding by the end of the period. It owns 82% of the fast-growing reservations system, Sabre, and I believed that the airline portion of the company was selling at a significant discount to what I felt was its fair value.

Q. CAN YOU TELL US ABOUT SOME OF THE CHANGES YOU MADE DURING THE
PERIOD?

A. Sure. As I mentioned earlier, the spring rally in cyclical stocks pushed some of the fund's holdings to highs that I felt were unsustainable over the short term. So I sold some of the better performers to lock in gains and find more attractively priced alternatives. I added to the fund's stake in diversified manufacturer Eaton Corporation, which performed well. I also added to Atlantic Coast Airlines, which I was able to buy in early summer at roughly half its spring price.

Q. WHAT FACTORS WILL SHAPE THE PERFORMANCE OF TRANSPORTATION STOCKS OVER THE NEXT SIX MONTHS OR SO?

A. Across the sector, the price of fuel likely will be a major issue. Throughout much of 1998, transportation companies got a boost from low oil costs and then came under pressure when oil prices marched higher. Another key will be the global economy. If the U.S. economy remains strong and Asia continues on its current recovery path, transportation stocks stand poised to benefit.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: September 29, 1986

FUND NUMBER: 512

TRADING SYMBOL: FSRFX

SIZE: as of August 31, 1999, more than $20 million

MANAGER: Christopher Zepf, since 1998;
manager, Fidelity Select Air Transportation
Portfolio, since 1998; joined Fidelity in 1998

TRANSPORTATION PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.8%

                                 SHARES                    VALUE (NOTE 1)

AIR TRANSPORTATION - 32.2%

America West Holding Corp.        18,800                   $ 366,600
Class B (a)

AMR Corp. (a)                     38,000                    2,227,747

Atlantic Coast Airlines           51,400                    1,021,575
Holdings (a)

Comair Holdings, Inc.             8,500                     179,563

Delta Air Lines, Inc.             14,000                    711,375

Mesaba Holdings, Inc. (a)         2,500                     30,938

Northwest Airlines Corp.          28,000                    826,000
Class A (a)

SkyWest, Inc.                     21,000                    422,625

Southwest Airlines Co.            38,725                    646,223

UAL Corp. (a)                     3,000                     194,438

                                                            6,627,084

AUTOS, TIRES, & ACCESSORIES -
15.7%

Eaton Corp.                       11,100                    1,087,800

Navistar International Corp.      34,400                    1,672,700
(a)

PACCAR, Inc.                      8,400                     463,050

                                                            3,223,550

COMPUTER SERVICES & SOFTWARE
- 1.7%

Sabre Group Holdings, Inc.        6,400                     358,400
Class A (a)

LEASING & RENTAL - 1.1%

Ryder Systems, Inc.               10,700                    236,069

RAILROADS - 33.1%

Burlington Northern Santa Fe      59,700                    1,731,300
Corp.

Canadian National Railway Co.     17,600                    1,118,499

Canadian Pacific Ltd.             32,000                    752,563

CSX Corp.                         26,000                    1,135,875

MotivePower Industries, Inc.      60,000                    742,500
(a)

Union Pacific Corp.               27,200                    1,324,300

                                                            6,805,037

SECURITIES INDUSTRY - 3.9%

Kansas City Southern              17,100                    791,944
Industries, Inc.

SHIPPING - 0.5%

Kirby Corp. (a)                   5,000                     100,000

TRUCKING & FREIGHT - 7.6%

Air Express International         5,000                     122,188
Corp.

Airborne Freight Corp.            6,000                     151,125

Circle International Group,       7,900                     195,525
Inc.

CNF Transportation, Inc.          7,000                     272,563

Consolidated Freightways          8,000                     86,500
Corp. (a)

Eagle USA Airfreight, Inc. (a)    3,600                     100,800

Expeditors International of       7,000                     226,188
Washington, Inc.

Hunt (J.B.) Transport             5,000                     74,063
Services, Inc.



                                 SHARES                    VALUE (NOTE 1)

USFreightways Corp.               4,800                    $ 232,800

Werner Enterprises, Inc.          5,000                     105,781

                                                            1,567,533

TOTAL COMMON STOCKS                                        19,709,617
(Cost $18,979,027)

CASH EQUIVALENTS - 6.8%



Taxable Central Cash Fund,        1,399,483                 1,399,483
5.20% (b) (Cost $1,399,483)

TOTAL INVESTMENT PORTFOLIO -                                21,109,100
102.6%
(Cost $20,378,510)

NET OTHER ASSETS - (2.6%)                                   (530,993)

NET ASSETS - 100%                                         $ 20,578,107

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $48,861,220 and $50,725,200, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,961 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $20,495,745. Net unrealized appreciation aggregated $613,355, of which $1,880,893 related to appreciated investment securities and $1,267,538 related to depreciated investment securities.

TRANSPORTATION PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 21,109,100
value  (cost $20,378,510) -
See accompanying schedule

Receivable for investments                  1,056,369
sold

Receivable for fund shares                  131,807
sold

Dividends receivable                        16,732

Interest receivable                         5,651

Redemption fees receivable                  582

 TOTAL ASSETS                               22,320,241

LIABILITIES

Payable for investments        $ 356,804
purchased

Payable for fund shares         1,348,213
redeemed

Accrued management fee          12,250

Other payables and accrued      24,867
expenses

 TOTAL LIABILITIES                          1,742,134

NET ASSETS                                 $ 20,578,107

Net Assets consist of:

Paid in capital                            $ 16,551,222

Accumulated net investment                  (49,855)
loss

Accumulated undistributed net               3,346,133
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 730,607
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 771,512                    $ 20,578,107
shares outstanding

NET ASSET VALUE and                         $26.67
redemption price per share
($20,578,107 (divided by)
771,512 shares)

Maximum offering price per                  $27.49
share (100/97.00 of $26.67)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 118,646
Dividends

Interest                                      44,691

 TOTAL INCOME                                 163,337

EXPENSES

Management fee                   $ 80,029

Transfer agent fees               82,624

Accounting fees and expenses      30,305

Non-interested trustees'          37
compensation

Custodian fees and expenses       8,872

Registration fees                 19,717

Audit                             3,701

Legal                             17

 Total expenses before            225,302
reductions

 Expense reductions               (12,110)    213,192

NET INVESTMENT INCOME (LOSS)                  (49,855)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,604,694

 Foreign currency transactions    1,629       3,606,323

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (528,948)

 Assets and liabilities in        (1,141)     (530,089)
foreign currencies

NET GAIN (LOSS)                               3,076,234

NET INCREASE (DECREASE) IN                   $ 3,026,379
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 78,955
charges paid to FDC

 Sales charges - Retained by                 $ 78,755
FDC

 Deferred sales charges                      $ 154
withheld   by FDC

 Exchange fees withheld by FSC               $ 1,935

 Expense reductions  Directed                $ 12,053
brokerage arrangements

  Custodian credits                           57

                                             $ 12,110

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (49,855)                   $ (164,660)
income (loss)

 Net realized gain (loss)         3,606,323                    6,235,364

 Change in net unrealized         (530,089)                    (6,047,484)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       3,026,379                    23,220
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,575,601)                  (2,602,131)
from net realized gains

Share transactions Net            34,574,749                   28,194,142
proceeds from sales of shares

 Reinvestment of distributions    1,519,459                    2,518,945

 Cost of shares redeemed          (36,881,407)                 (72,656,072)

 NET INCREASE (DECREASE) IN       (787,199)                    (41,942,985)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  59,736                       94,942

  TOTAL INCREASE (DECREASE)       723,315                      (44,426,954)
IN NET ASSETS

NET ASSETS

 Beginning of period              19,854,792                   64,281,746

 End of period (including        $ 20,578,107                 $ 19,854,792
accumulated net investment
loss of $49,855 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,264,381                    1,116,624

 Issued in reinvestment of        62,324                       97,938
distributions

 Redeemed                         (1,348,194)                  (2,690,132)

 Net increase (decrease)          (21,489)                     (1,475,570)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998      1997      1996 I    1995

Net asset value, beginning of    $ 25.04                      $ 28.34              $ 22.23   $ 21.92   $ 20.53   $ 21.67
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.18)                (.02)     (.13)     (.09) E   (.17)

Net realized and unrealized       4.02                         (.58) F              8.85      1.06      2.60      1.17
gain (loss)

Total from investment             3.97                         (.76)                8.83      .93       2.51      1.00
operations

Less Distributions

From net realized gain            (2.40)                       (2.64)               (2.80)    (.71)     (1.22)    (2.19)

Redemption fees added to paid     .06                          .10                  .08       .09       .10       .05
in capital

Net asset value, end of period   $ 26.67                      $ 25.04              $ 28.34   $ 22.23   $ 21.92   $ 20.53

TOTAL RETURN B, C                 16.99%                       (1.73)%              41.15%    4.67%     12.95%    5.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,578                     $ 19,855             $ 64,282  $ 8,890   $ 11,445  $ 12,704
(000 omitted)

Ratio of expenses to average      1.62% A                      1.96%                1.58%     2.50% G   2.47% G   2.37%
net assets

Ratio of expenses to average      1.54% A, H                   1.90% H              1.54% H   2.48% H   2.44% H   2.36% H
net assets after  expense
reductions

Ratio of net investment           (.36)% A                     (.68)%               (.06)%    (.58)%    (.43)%    (.83)%
income (loss) to average net
assets

Portfolio turnover rate           393% A                       182%                 210%      148%      175%      178%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.05 PER SHARE. F THE AMOUNT SHOWN  FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE
AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND
SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. G FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES  WHO
EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. I FOR THE YEAR ENDED FEBRUARY 29



BANKING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BANKING                      -4.87%         19.09%       161.38%       482.73%

SELECT BANKING (LOAD ADJ.)          -7.80%         15.45%       153.46%       465.18%

S&P 500                             7.32%          39.82%       206.52%       384.79%

GS Financial Services               -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BANKING                  19.09%       21.19%        19.27%

SELECT BANKING (LOAD ADJ.)      15.45%       20.44%        18.91%

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BANKING                     S&P 500
             00507                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9780.29                     9959.00
  1989/10/31       8875.24                     9727.95
  1989/11/30       8860.65                     9926.40
  1989/12/31       8671.75                    10164.64
  1990/01/31       7890.45                     9482.59
  1990/02/28       8215.35                     9604.91
  1990/03/31       8014.22                     9859.44
  1990/04/30       7557.81                     9612.96
  1990/05/31       8083.84                    10550.22
  1990/06/30       7766.67                    10478.48
  1990/07/31       7294.79                    10444.95
  1990/08/31       6614.05                     9500.72
  1990/09/30       5809.53                     9038.04
  1990/10/31       5639.35                     8999.18
  1990/11/30       6389.71                     9580.52
  1990/12/31       6879.37                     9847.82
  1991/01/31       7335.89                    10277.18
  1991/02/28       7957.71                    11012.00
  1991/03/31       8406.37                    11278.49
  1991/04/30       8973.09                    11305.56
  1991/05/31       9555.55                    11793.96
  1991/06/30       8988.83                    11253.80
  1991/07/31       9736.59                    11778.23
  1991/08/31      10437.12                    12057.37
  1991/09/30      10232.47                    11856.01
  1991/10/31      10657.51                    12014.88
  1991/11/30      10169.50                    11530.68
  1991/12/31      11405.50                    12849.79
  1992/01/31      12118.86                    12610.79
  1992/02/29      13097.66                    12774.73
  1992/03/31      12915.18                    12525.62
  1992/04/30      13670.01                    12893.87
  1992/05/31      14250.66                    12957.05
  1992/06/30      14392.85                    12763.99
  1992/07/31      14409.55                    13286.04
  1992/08/31      13641.48                    13013.68
  1992/09/30      14275.97                    13167.24
  1992/10/31      14885.41                    13213.32
  1992/11/30      16104.30                    13663.90
  1992/12/31      16939.73                    13831.96
  1993/01/31      17645.55                    13948.15
  1993/02/28      18194.53                    14137.85
  1993/03/31      18970.06                    14436.15
  1993/04/30      17993.47                    14086.80
  1993/05/31      17817.58                    14464.33
  1993/06/30      18811.35                    14506.27
  1993/07/31      18864.12                    14448.25
  1993/08/31      19127.96                    14995.84
  1993/09/30      19787.54                    14880.37
  1993/10/31      18723.41                    15188.39
  1993/11/30      18134.18                    15044.10
  1993/12/31      18832.32                    15226.14
  1994/01/31      19930.61                    15743.82
  1994/02/28      19370.70                    15317.17
  1994/03/31      19047.67                    14649.34
  1994/04/30      20057.02                    14836.85
  1994/05/31      21059.33                    15080.17
  1994/06/30      20536.38                    14710.71
  1994/07/31      21081.11                    15193.22
  1994/08/31      21625.85                    15816.14
  1994/09/30      20340.28                    15428.65
  1994/10/31      20253.12                    15775.79
  1994/11/30      18945.77                    15201.24
  1994/12/31      18873.42                    15426.67
  1995/01/31      19824.04                    15826.69
  1995/02/28      20879.01                    16443.45
  1995/03/31      21052.90                    16928.70
  1995/04/30      21574.59                    17427.25
  1995/05/31      22988.93                    18123.82
  1995/06/30      23278.76                    18544.83
  1995/07/31      24183.01                    19159.78
  1995/08/31      25087.27                    19207.87
  1995/09/30      26223.38                    20018.44
  1995/10/31      26095.86                    19946.98
  1995/11/30      27591.36                    20822.65
  1995/12/31      27700.08                    21223.69
  1996/01/31      28605.71                    21946.15
  1996/02/29      29426.81                    22149.59
  1996/03/31      30296.21                    22362.89
  1996/04/30      30037.49                    22692.52
  1996/05/31      30545.34                    23277.76
  1996/06/30      30310.00                    23366.44
  1996/07/31      30359.54                    22334.12
  1996/08/31      31895.48                    22805.14
  1996/09/30      33468.58                    24088.62
  1996/10/31      35611.46                    24752.98
  1996/11/30      38621.40                    26624.06
  1996/12/31      37640.69                    26096.63
  1997/01/31      40416.51                    27727.15
  1997/02/28      42177.10                    27944.53
  1997/03/31      39337.02                    26796.29
  1997/04/30      41470.35                    28396.03
  1997/05/31      42930.66                    30124.78
  1997/06/30      45373.14                    31474.37
  1997/07/31      50258.08                    33978.79
  1997/08/31      47208.22                    32075.30
  1997/09/30      50787.93                    33832.06
  1997/10/31      50038.39                    32702.07
  1997/11/30      52338.71                    34215.85
  1997/12/31      54788.81                    34803.33
  1998/01/31      53067.07                    35188.26
  1998/02/28      57631.69                    37726.04
  1998/03/31      60821.58                    39657.99
  1998/04/30      61845.81                    40056.94
  1998/05/31      60154.56                    39368.37
  1998/06/30      61724.04                    40967.51
  1998/07/31      61818.75                    40531.21
  1998/08/31      47463.38                    34671.20
  1998/09/30      51576.51                    36892.24
  1998/10/31      56271.43                    39893.06
  1998/11/30      58097.99                    42310.97
  1998/12/31      61279.26                    44748.93
  1999/01/31      59706.90                    46620.33
  1999/02/28      59421.01                    45171.37
  1999/03/31      59363.84                    46978.68
  1999/04/30      65525.97                    48798.16
  1999/05/31      61198.79                    47646.04
  1999/06/30      63324.69                    50290.39
  1999/07/31      59510.13                    48720.33
  1999/08/31      56518.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 102525 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $56,518 - a 465.18% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Bank of New York Co., Inc.    9.7

Wells Fargo & Co.             6.2

Chase Manhattan Corp.         5.8

Mellon Bank Corp.             5.6

Fleet Financial Group, Inc.   5.0

Bank of America Corp.         4.3

Comerica, Inc.                4.0

Fifth Third Bancorp           3.9

SunTrust Banks, Inc.          3.4

Marshall & Ilsley Corp.       3.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Banks 78.9%
Credit & Other Finance 12.3%
Computer Services
& Software 0.8%
All Others 8.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 0.8
Row: 1, Col: 3, Value: 12.3
Row: 1, Col: 4, Value: 78.90000000000001

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BANKING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Yolanda McGettigan)

Yolanda McGettigan, Portfolio Manager
of Fidelity Select
Banking Portfolio

Q. HOW DID THE FUND PERFORM, YOLANDA?

A. It was a tough time for bank stocks. For the six months that ended August 31, 1999, the fund returned -4.87%. Over the same period, the Standard & Poor's 500 Index returned 7.32%, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - returned -3.19%. For the 12 months that ended August 31, 1999, the fund returned 19.09%, compared to 39.82% for the S&P 500 and 20.67% for the Goldman Sachs index.

Q. WHAT FACTORS CONTRIBUTED TO THE SUBPAR PERFORMANCE OF BANK STOCKS DURING THE PERIOD?

A. Federal Reserve Board monetary policy was the key culprit. The Fed raised interest rates twice during the period - in June and again in August - and bank stocks suffered. Typically, when interest rates rise, so do concerns over credit and loan volumes, two of the bigger drivers behind banks' earnings growth. Beyond that, the perception that we were nearing the end of an extended economic growth cycle seemed to persist among investors. In terms of the fund's relative performance, the Goldman Sachs index may have included more companies with capital markets exposure. Due to the stock market's steady overall performance, companies with stock-market-related revenues - such as Chase Manhattan and Citigroup - fared a bit better during the period than those without stock market exposure.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD? WHICH DID NOT?

A. Bank of New York, the fund's largest holding at the end of the period, performed well, as did positions in both American Express and MBNA. Bank of New York benefited from solid revenue streams and its exposure to the securities processing industry, while American Express and MBNA - two of the leaders in the credit card arena - performed nicely due to positive consumer credit trends. Disappointments, on the other hand, included U.S. Bancorp and State Street. U.S. Bancorp experienced slower-than-expected earnings growth during the period, while State Street - also a victim of slower earnings growth - began to show signs of an unfavorable revenue/expense balance.

Q. THE FUND'S NAME RECENTLY WAS CHANGED FROM REGIONAL BANKS PORTFOLIO TO BANKING PORTFOLIO. WHAT PROMPTED THIS CHANGE?

A. The evolution of the industry, mainly. As the banking sector has changed over time, fewer banks concentrate their activities within a specific geographic region. With the consolidation of the industry, banks are spreading their operations across multiple states and regions within the U.S., blurring the distinction between regional and non-regional banks.

Q. WHAT ARE YOUR MAIN CONCERNS SURROUNDING Y2K?

A. My concerns revolve more around potential investor behavior rather than the banks' overall readiness for the event. For instance, investors may opt for safer types of investments as the millennium approaches. From a systems standpoint, everything I read and hear - including encouraging remarks from the chairman of the Federal Reserve Board - indicates that most banks are very well-prepared.

Q. WHAT'S YOUR OUTLOOK?

A. Overall, I'm cautious. I think there are still some fears out there that the Fed may raise rates again in early October. Also, concerns regarding the economic cycle won't vanish until we actually see hard evidence that the cycle is ending. From a fundamental standpoint, banks did well during this past period. But if interest-rate and economic fears continue to outweigh fundamental performance, the stocks may continue to struggle. Lastly, as we enter 2000, an anticipated jump in merger and acquisition activity could give the sector a boost.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 507

TRADING SYMBOL: FSRBX

SIZE: as of August 31, 1999, more than
$652 million

MANAGER: Yolanda McGettigan, since April
1999; manager, Fidelity Select Construction &
Housing Portfolio, 1997-1999; analyst,
appliances, building materials, homebuilding, engineering and construction industries,
1997-1999; banking industry, April
1999-present; joined Fidelity in 1997

BANKING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.0%

                                 SHARES                     VALUE (NOTE 1)

BANKS - 78.9%

AmSouth Bancorp.                  17,500                    $ 382,813

Bank of America Corp.             461,306                    27,909,013

Bank of New York Co., Inc.        1,764,896                  63,095,029

Bank One Corp.                    263,726                    10,582,006

BankBoston Corp.                  300,000                    13,931,250

BB&T Corp.                        301,300                    10,093,550

CCB Financial Corp.               102,300                    4,833,675

Centura Banks, Inc.               161,500                    7,479,469

Chase Manhattan Corp.             450,000                    37,659,375

Comerica, Inc.                    503,850                    26,231,691

Compass Bancshares, Inc.          193,000                    5,126,563

Fifth Third Bancorp               380,000                    25,175,000

First Security Corp.              230,375                    4,996,258

First Tennessee National          229,400                    7,340,800
Corp.

First Union Corp.                 350,000                    14,525,000

Firstmerit Corp.                  280,000                    7,358,750

KeyCorp                           150,000                    4,350,000

M&T Bank Corp.                    28,700                     13,316,800

Marshall & Ilsley Corp.           373,000                    21,843,813

Mellon Bank Corp.                 1,102,000                  36,779,250

North Fork Bancorp, Inc.          242,000                    4,386,250

Northern Trust Corp.              250,000                    21,203,125

PNC Financial Corp.               200,000                    10,462,500

SouthTrust Corp.                  218,400                    7,712,250

State Street Corp.                197,800                    11,843,275

Summit Bancorp                    190,000                    6,341,250

SunTrust Banks, Inc.              341,147                    21,940,016

Synovus Finanical Corp.           197,175                    3,721,678

U.S. Bancorp                      372,696                    11,506,989

US Trust Corp.                    150,000                    12,468,750

Wachovia Corp.                    87,300                     6,842,138

Wells Fargo & Co.                 1,016,760                  40,479,758

Zions Bancorp                     255,500                    12,711,125

                                                             514,629,209

COMPUTER SERVICES & SOFTWARE
- 0.8%

Online Resources & Comms          175,000                    3,128,125
Corp. (a)

Sanchez Computer Associates,      50,000                     2,237,500
Inc. (a)

                                                             5,365,625

CREDIT & OTHER FINANCE - 12.3%

American Express Co.              83,100                     11,426,250

Associates First Capital          327,400                    11,233,913
Corp. Class A

Citigroup, Inc.                   327,450                    14,551,059

Fleet Financial Group, Inc.       818,734                    32,595,847

Household International, Inc.     279,800                    10,562,450

                                                             80,369,519

TOTAL COMMON STOCKS                                         600,364,353
(Cost $465,917,706)

CASH EQUIVALENTS - 5.4%

                                 SHARES                     VALUE (NOTE 1)

Central Cash Collateral Fund,     3,326,800                 $ 3,326,800
5.26% (b)

Taxable Central Cash Fund,        32,180,808                 32,180,808
5.20% (b)

TOTAL CASH EQUIVALENTS                                       35,507,608
(Cost $35,507,608)

TOTAL INVESTMENT PORTFOLIO -                                635,871,961
97.4%  (Cost $501,425,314)

NET OTHER ASSETS - 2.6%                                      16,905,505

NET ASSETS - 100%                                         $ 652,777,466

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $280,566,208 and $530,969,599, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,412 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,316,150. The fund received cash collateral of $3,326,800 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,914,250. The weighted average interest rate was 5.46%.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $503,078,320. Net unrealized appreciation aggregated $132,793,641, of which $152,717,433 related to appreciated investment securities and $19,923,792 related to depreciated investment securities.

BANKING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 635,871,961
value  (cost $501,425,314) -
 See accompanying schedule

Receivable for investments                    26,491,196
sold

Receivable for fund shares                    188,249
sold

Dividends receivable                          987,598

Interest receivable                           89,166

Redemption fees receivable                    1,806

Other receivables                             3,584

 TOTAL ASSETS                                 663,633,560

LIABILITIES

Payable for investments         $ 3,229,844
purchased

Payable for fund shares          3,517,840
redeemed

Accrued management fee           337,050

Other payables and  accrued      444,560
expenses

Collateral on securities         3,326,800
loaned,  at value

 TOTAL LIABILITIES                            10,856,094

NET ASSETS                                   $ 652,777,466

Net Assets consist of:

Paid in capital                              $ 386,556,197

Undistributed net investment                  3,365,942
income

Accumulated undistributed net                 128,408,680
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   134,446,647
(depreciation) on investments

NET ASSETS, for 17,412,330                   $ 652,777,466
shares outstanding

NET ASSET VALUE and                           $37.49
redemption price per share
($652,777,466 (divided by)
17,412,330 shares)

Maximum offering price per                    $38.65
share (100/97.00 of $37.49)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 7,823,370
Dividends

Interest                                        543,519

Security lending                                1,354

 TOTAL INCOME                                   8,368,243

EXPENSES

Management fee                   $ 2,432,382

Transfer agent fees               2,280,654

Accounting and security           280,758
lending fees

Non-interested trustees'          809
compensation

Custodian fees and expenses       10,962

Registration fees                 74,830

Audit                             26,415

Legal                             516

Interest                          1,766

 Total expenses before            5,109,092
reductions

 Expense reductions               (110,291)     4,998,801

NET INVESTMENT INCOME                           3,369,442

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            128,933,894

 Foreign currency transactions    (10,972)      128,922,922

Change in net unrealized                        (158,684,710)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 (29,761,788)

NET INCREASE (DECREASE) IN                     $ (26,392,346)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 297,059
charges paid to FDC

 Sales charges - Retained by                   $ 295,900
FDC

 Deferred sales charges                        $ 5,736
withheld   by FDC

 Exchange fees withheld by FSC                 $ 50,003

 Expense reductions  Directed                  $ 109,897
brokerage arrangements

  Transfer agent credits                        394

                                               $ 110,291

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 3,369,442                  $ 11,351,194
income

 Net realized gain (loss)         128,922,922                  135,492,386

 Change in net unrealized         (158,684,710)                (123,702,888)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (26,392,346)                 23,140,692
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,327,347)                  (7,938,530)
From net investment income

 From net realized gain           (43,463,275)                 (74,512,814)

 TOTAL DISTRIBUTIONS              (46,790,622)                 (82,451,344)

Share transactions Net            91,771,001                   506,783,832
proceeds from sales of shares

 Reinvestment of distributions    44,722,583                   79,475,689

 Cost of shares redeemed          (336,743,016)                (940,968,587)

 NET INCREASE (DECREASE) IN       (200,249,432)                (354,709,066)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  381,328                      952,621

  TOTAL INCREASE (DECREASE)       (273,051,072)                (413,067,097)
IN NET ASSETS

NET ASSETS

 Beginning of period              925,828,538                  1,338,895,635

 End of period (including        $ 652,777,466                $ 925,828,538
undistributed net investment
income of $3,365,942 and
$5,985,670, respectively)

OTHER INFORMATION
Shares

 Sold                             2,159,905                    11,696,257

 Issued in reinvestment of        1,088,934                    1,891,390
distributions

 Redeemed                         (8,108,335)                  (22,324,276)

 Net increase (decrease)          (4,859,496)                  (8,736,629)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998         1997       1996 F

Net asset value, beginning of    $ 41.57                      $ 43.18                   $ 32.82      $ 24.37    $ 18.01
period

Income from Investment
Operations

Net investment income D           .17                          .39                       .40          .37        .52

Net realized and unrealized       (2.02)                       .91                       11.41        9.70       6.78
gain (loss)

Total from investment             (1.85)                       1.30                      11.81        10.07      7.30
operations

Less Distributions

 From net investment income       (.16)                        (.28)                     (.28)        (.27)      (.25)

From net realized gain            (2.09)                       (2.66)                    (1.23)       (1.40)     (.72)

Total distributions               (2.25)                       (2.94)                    (1.51)       (1.67)     (.97)

Redemption fees added to paid     .02                          .03                       .06          .05        .03
in capital

Net asset value, end of period   $ 37.49                      $ 41.57                   $ 43.18      $ 32.82    $ 24.37

TOTAL RETURN B, C                 (4.87)%                      3.10%                     36.64%       43.33%     40.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 652,777                    $ 925,829                 $ 1,338,896  $ 837,952  $ 315,178
(000 omitted)

Ratio of expenses to average      1.20% A                      1.17%                     1.25%        1.46%      1.41%
net assets

Ratio of expenses to average      1.18% A, E                   1.16% E                   1.24% E      1.45% E    1.40% E
net assets after  expense
reductions

Ratio of net investment           .79% A                       .91%                      1.07%        1.36%      2.42%
income to average net assets

Portfolio turnover rate           70% A                        22%                       25%          43%        103%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 17.99
period

Income from Investment
Operations

Net investment income D           .37

Net realized and unrealized       .87
gain (loss)

Total from investment             1.24
operations

Less Distributions

 From net investment income       (.29)

From net realized gain            (.98)

Total distributions               (1.27)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 18.01

TOTAL RETURN B, C                 7.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 164,603
(000 omitted)

Ratio of expenses to average      1.58%
net assets

Ratio of expenses to average      1.56% E
net assets after  expense
reductions

Ratio of net investment           1.99%
income to average net assets

Portfolio turnover rate           106%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BROKERAGE AND            2.36%          30.19%       200.24%       453.09%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            -0.79%         26.21%       191.16%       436.43%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BROKERAGE AND            30.19%       24.59%        18.65%
INVESTMENT MANAGEMENT

SELECT BROKERAGE AND            26.21%       23.83%        18.29%
INVESTMENT MANAGEMENT  (LOAD
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Brokerage/Invt. Mgt         S&P 500
             00068                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9396.88                     9959.00
  1989/10/31       8634.17                     9727.95
  1989/11/30       8546.17                     9926.40
  1989/12/31       8340.07                    10164.64
  1990/01/31       7973.58                     9482.59
  1990/02/28       8241.01                     9604.91
  1990/03/31       8468.83                     9859.44
  1990/04/30       7894.34                     9612.96
  1990/05/31       8647.12                    10550.22
  1990/06/30       8636.97                    10478.48
  1990/07/31       8329.57                    10444.95
  1990/08/31       7199.13                     9500.72
  1990/09/30       6584.33                     9038.04
  1990/10/31       6177.77                     8999.18
  1990/11/30       6584.33                     9580.52
  1990/12/31       6990.89                     9847.82
  1991/01/31       7572.63                    10277.18
  1991/02/28       8324.88                    11012.00
  1991/03/31       9177.43                    11278.49
  1991/04/30       9307.82                    11305.56
  1991/05/31       9799.28                    11793.96
  1991/06/30       9146.79                    11253.80
  1991/07/31       9849.62                    11778.23
  1991/08/31      10070.51                    12057.37
  1991/09/30      10592.61                    11856.01
  1991/10/31      11295.44                    12014.88
  1991/11/30      10672.93                    11530.68
  1991/12/31      12741.25                    12849.79
  1992/01/31      12921.98                    12610.79
  1992/02/29      12841.66                    12774.73
  1992/03/31      12500.28                    12525.62
  1992/04/30      11526.37                    12893.87
  1992/05/31      11496.24                    12957.05
  1992/06/30      11225.15                    12763.99
  1992/07/31      11857.70                    13286.04
  1992/08/31      11516.33                    13013.68
  1992/09/30      11436.00                    13167.24
  1992/10/31      11948.06                    13213.32
  1992/11/30      13022.38                    13663.90
  1992/12/31      13393.88                    13831.96
  1993/01/31      14187.07                    13948.15
  1993/02/28      14277.43                    14137.85
  1993/03/31      15422.04                    14436.15
  1993/04/30      15371.82                    14086.80
  1993/05/31      15874.16                    14464.33
  1993/06/30      16627.68                    14506.27
  1993/07/31      17180.26                    14448.25
  1993/08/31      18536.60                    14995.84
  1993/09/30      18878.20                    14880.37
  1993/10/31      18265.33                    15188.39
  1993/11/30      17762.99                    15044.10
  1993/12/31      20000.43                    15226.14
  1994/01/31      20426.67                    15743.82
  1994/02/28      19399.32                    15317.17
  1994/03/31      17224.41                    14649.34
  1994/04/30      17082.33                    14836.85
  1994/05/31      17497.64                    15080.17
  1994/06/30      18164.32                    14710.71
  1994/07/31      17738.09                    15193.22
  1994/08/31      17869.24                    15816.14
  1994/09/30      17191.63                    15428.65
  1994/10/31      17180.70                    15775.79
  1994/11/30      15989.41                    15201.24
  1994/12/31      16546.80                    15426.67
  1995/01/31      16339.15                    15826.69
  1995/02/28      16951.18                    16443.45
  1995/03/31      17126.05                    16928.70
  1995/04/30      17644.90                    17427.25
  1995/05/31      18637.08                    18123.82
  1995/06/30      19685.63                    18544.83
  1995/07/31      20632.70                    19159.78
  1995/08/31      20441.03                    19207.87
  1995/09/30      21681.25                    20018.44
  1995/10/31      20474.85                    19946.98
  1995/11/30      20970.94                    20822.65
  1995/12/31      20450.89                    21223.69
  1996/01/31      21784.13                    21946.15
  1996/02/29      22010.30                    22149.59
  1996/03/31      22998.33                    22362.89
  1996/04/30      23138.30                    22692.52
  1996/05/31      23904.71                    23277.76
  1996/06/30      23831.72                    23366.44
  1996/07/31      22371.89                    22334.12
  1996/08/31      23223.46                    22805.14
  1996/09/30      24415.65                    24088.62
  1996/10/31      25279.38                    24752.98
  1996/11/30      27761.09                    26624.06
  1996/12/31      28561.15                    26096.63
  1997/01/31      30644.38                    27727.15
  1997/02/28      31753.79                    27944.53
  1997/03/31      28536.50                    26796.29
  1997/04/30      31623.65                    28396.03
  1997/05/31      33983.07                    30124.78
  1997/06/30      35959.54                    31474.37
  1997/07/31      39912.50                    33978.79
  1997/08/31      38689.55                    32075.30
  1997/09/30      44334.87                    33832.06
  1997/10/31      42049.57                    32702.07
  1997/11/30      43964.28                    34215.85
  1997/12/31      46359.14                    34803.33
  1998/01/31      44346.80                    35188.26
  1998/02/28      50031.64                    37726.04
  1998/03/31      52823.76                    39657.99
  1998/04/30      55126.78                    40056.94
  1998/05/31      53840.62                    39368.37
  1998/06/30      56718.57                    40967.51
  1998/07/31      57202.47                    40531.21
  1998/08/31      41208.19                    34671.20
  1998/09/30      37935.48                    36892.24
  1998/10/31      43373.02                    39893.06
  1998/11/30      48797.83                    42310.97
  1998/12/31      48988.85                    44748.93
  1999/01/31      53827.88                    46620.33
  1999/02/28      52414.37                    45171.37
  1999/03/31      56565.75                    46978.68
  1999/04/30      60906.97                    48798.16
  1999/05/31      58993.19                    47646.04
  1999/06/30      60495.96                    50290.39
  1999/07/31      55756.46                    48720.33
  1999/08/31      53643.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140623 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,643 - a 436.43% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                % OF FUND'S NET ASSETS

Lehman Brothers Holdings, Inc.   7.3

Bear Stearns Companies, Inc.     7.0

Morgan Stanley Dean Witter &     5.8
Co.

Merrill Lynch & Co., Inc.        5.4

Schwab (Charles) Corp.           4.0

Citigroup, Inc.                  4.0

Kansas City Southern             3.9
Industries, Inc.

Franklin Resources, Inc.         3.2

PaineWebber Group, Inc.          3.1

American Express Co.             2.9

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Securities Industry 62.8%
Credit & Other Finance 11.7%
Banks 7.3%
Insurance 6.5%
Computer Services
& Software 2.3%
All Others 9.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 6.5
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 11.7
Row: 1, Col: 6, Value: 62.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Ted Orenstein)

Ted Orenstein,
Portfolio Manager
of Fidelity Select
Brokerage and Investment Management Portfolio

Q. HOW DID THE FUND PERFORM, TED?

A. It did well on a relative basis against financial services stocks. For the period that ended on August 31, 1999, the fund had a total six-month return of 2.36% and a 12-month return of 30.19%. For the same periods, the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - showed returns of -3.19% and 20.67%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% for the same six- and 12-month periods.

Q. WHAT FACTORS AFFECTED THE INVESTMENT ENVIRONMENT FOR FINANCIAL
SERVICES STOCKS DURING THE SIX-MONTH PERIOD?

A. Financial services stocks tend to react in anticipation of any possibility of bad news, and concerns about the Federal Reserve Board's interest-rate policy and Y2K had a dampening effect on the market for these stocks during the period. In my opinion, these concerns were overblown within a strong fundamental environment for companies in the sector. The overall investment picture improved significantly since the summer of 1998 when there was great uncertainty in the overseas financial markets and spreads widened largely because of hedge-fund problems at Long-Term Capital Management. Many of the companies that I cover - particularly on the brokerage side - had spectacular first and second quarters in 1999:
Their earnings exceeded estimates, they had strong deal flow going forward and they had a healthy balance between U.S. and overseas business operations. This enabled them to capitalize on the extraordinary advisory and financing activity that took place in Europe during the first half of this year.

Q. WHICH OF THE FUND'S HOLDINGS HELPED PERFORMANCE?

A. The fund was helped by many of the large-cap institutional brokerage stocks - Morgan Stanley and Lehman Brothers, to name two. Such firms operate high-margin businesses and tend to take part in a great deal of the activity in the marketplace. On the back of improved economic conditions in parts of Asia, such names as Daiwa Securities and Nomura Securities also did quite well. Jefferies Group and Dain Rauscher, two smaller-cap regional brokerages, rebounded from industry difficulties in 1998 and were among the top performers in the group during the period. Money center banks - especially Citigroup - also helped returns.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. Investment managers as a group took in lower levels of assets during the period and, while they generally performed adequately, many did not do as well as I'd hoped. The life insurance segment also did not do that well, mainly because there wasn't as much takeover speculation as there had been in the past. Bear Stearns' performance lagged expectations, due in large measure to the residual effects of its recent litigation issues, which are now substantially behind them. PaineWebber, which struggled with its Internet strategy, also did not perform as well as I'd hoped.

Q. WHAT'S YOUR OUTLOOK FOR THE INDUSTRY, TED?

A. I'm cautiously optimistic. I think the industry's fundamentals are quite good. My only real concern would be with accelerating inflation, which could force interest rates higher and drive liquidity out of the market. I believe Y2K concerns have already been priced into the financial services stocks in many cases. So if inflation remains in check, I would expect to see fairly strong performance from the large-cap brokers in the third quarter, with perhaps a slight fall-off in activity at year-end, followed by a good first quarter of 2000 as activity resumes. I think investment management companies should see stronger asset inflows - particularly if activity in the stock markets becomes less robust - which should drive better performance and return their stock prices to more typical valuations. I believe the consolidation theme should continue in the life insurance sector, and I think the fund is properly positioned to benefit from that trend. I'm also keeping a close eye on international opportunities, especially in Japan and Europe, where cross-border consolidation is likely to have broad-ranging impact on the capital markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 068

TRADING SYMBOL: FSLBX

SIZE: as of August 31, 1999, more than
$452 million

MANAGER: Ted Orenstein, since January 1999;
equity analyst for securities brokerage
industry, 1998-1999; joined Fidelity in 1998

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 90.7%

                                 SHARES                     VALUE (NOTE 1)

BANKS - 7.3%

Bank Sarasin & Compagnie          610                       $ 1,086,191
Class B (Reg.)

Chase Manhattan Corp.             153,000                    12,804,188

Credit Suisse Group (Reg.)        14,900                     2,815,593

Deutsche Bank AG                  1                          68

J.P. Morgan & Co., Inc.           16,100                     2,079,919

Julius Baer Holding AG            2,500                      7,713,908

Toronto Dominion Bank             145,200                    2,845,628

US Trust Corp.                    45,900                     3,815,438

                                                             33,160,933

COMPUTER SERVICES & SOFTWARE
- 2.3%

DST Systems, Inc. (a)             155,400                    10,334,100

CREDIT & OTHER FINANCE - 11.7%

American Express Co.              95,800                     13,172,500

Citigroup, Inc.                   399,025                    17,731,673

Equitable Companies (The),        184,400                    11,386,700
Inc.

Providian Financial Corp.         133,600                    10,370,700

                                                             52,661,573

INSURANCE - 6.5%

AFLAC, Inc.                       63,900                     2,871,506

Ambac Financial Group, Inc.       10,700                     565,094

American International Group,     31,125                     2,884,898
Inc.

Hartford Life, Inc. Class A       81,200                     3,527,125

Liberty Financial Companies,      94,500                     2,433,375
Inc.

Marsh & McLennan Companies,       93,800                     6,829,813
Inc.

Mutual Risk Management Ltd.       35,200                     968,000

Nationwide Financial              119,100                    4,347,150
Services, Inc.  Class A

Protective Life Corp.             31,400                     934,150

Reinsurance Group of America,     50                         1,600
Inc.

Reliastar Financial Corp.         80,288                     3,617,978

Torchmark Corp.                   1                          29

UICI (a)                          19,000                     499,938

                                                             29,480,656

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

AMRESCO Capital Trust, Inc.       41,400                     388,125

SECURITIES INDUSTRY - 62.8%

Affiliated Managers Group,        150,400                    4,013,800
Inc. (a)

Ameritrade Holding Corp.          41,700                     849,638
Class A (a)

Bear Stearns Companies, Inc.      759,330                    31,607,111

Dain Rauscher Corp.               134,450                    6,672,081

Daiwa Securities Co. Ltd.         914,000                    8,268,511

DLJdirect, Inc.                   242,700                    11,604,094

E*Trade Group, Inc. (a)           454,800                    11,370,000

Eaton Vance Corp.                 59,500                     1,814,750



                                 SHARES                     VALUE (NOTE 1)

Edwards (A.G.), Inc.              33,000                    $ 829,125

Federated Investors, Inc.         284,000                    5,218,500
Class B

Franklin Resources, Inc.          403,400                    14,497,188

Goldman Sachs Group, Inc.         87,700                     5,245,556

Hambrecht & Quist Group (a)       18,700                     714,106

Investment Technology Group,      43,300                     1,179,925
Inc.

Investors Group, Inc.             453,500                    5,697,236

Jefferies Group, Inc.             290,400                    7,187,400

John Nuveen Co. Class A           96,600                     3,773,438

Kansas City Southern              377,900                    17,501,494
Industries, Inc.

Knight/Trimark Group, Inc.        18,000                     589,500
Class A (a)

Legg Mason, Inc.                  118,432                    4,522,622

Lehman Brothers Holdings,         612,400                    32,916,495
Inc.

Mackenzie Financial Corp.         275,600                    2,695,987

Merrill Lynch & Co., Inc.         325,800                    24,312,825

Morgan Keegan, Inc.               73,625                     1,247,023

Morgan Stanley Dean Witter &      303,665                    26,058,253
Co.

Nomura Securities Co. Ltd.        241,000                    3,531,015

PaineWebber Group, Inc.           358,800                    14,082,900

Phoenix Investment Partners       203,200                    1,752,600
Ltd.

Pilgrim Capital Corp. (a)         57,100                     1,848,613

Pioneer Group, Inc. (a)           65,900                     992,619

Price (T. Rowe) Associates,       54,400                     1,683,000
Inc.

Raymond James Financial, Inc.     89,825                     1,757,202

Schwab (Charles) Corp.            459,800                    18,162,100

Southwest Securities Group,       9,313                      314,314
Inc.

TD Waterhouse Group, Inc. (a)     7,000                      105,438

United Asset Management Corp.     15,000                     293,438

Waddell & Reed Financial, Inc.:

Class A                           358,036                    8,122,942

Class B                           48,161                     1,098,673

                                                             284,131,512

TOTAL COMMON STOCKS                                          410,156,899
(Cost $337,157,656)

CASH EQUIVALENTS - 10.4%



Central Cash Collateral Fund,     18,121,700                 18,121,700
5.26% (b)

Taxable Central Cash Fund,        28,905,625                 28,905,625
5.20% (b)

TOTAL CASH EQUIVALENTS                                       47,027,325
(Cost $47,027,325)

TOTAL INVESTMENT PORTFOLIO -                                457,184,224
101.1%   (Cost $384,184,981)

NET OTHER ASSETS - (1.1%)                                   (4,869,432)

NET ASSETS - 100%                                          $452,314,792

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $122,651,355 and $180,014,354, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,651 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $17,795,981. The fund received cash collateral of $18,121,700 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $25,416,000. The weighted average interest rate was 4.73%. Interest earned from the interfund lending program amounted to $3,337 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $385,069,538. Net unrealized appreciation aggregated $72,114,686, of which $93,567,205 related to appreciated investment securities and $21,452,519 related to depreciated investment securities.

BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 457,184,224
value  (cost $384,184,981) -
 See accompanying schedule

Receivable for investments                    3,147,382
sold

Receivable for fund shares                    24,323,511
sold

Dividends receivable                          293,730

Interest receivable                           29,727

Redemption fees receivable                    3,220

Other receivables                             7,401

 TOTAL ASSETS                                 484,989,195

LIABILITIES

Payable for investments        $ 10,388,975
purchased

Payable for fund shares         3,672,071
redeemed

Accrued management fee          210,871

Other payables and accrued      280,786
expenses

Collateral on securities        18,121,700
loaned,  at value

 TOTAL LIABILITIES                            32,674,403

NET ASSETS                                   $ 452,314,792

Net Assets consist of:

Paid in capital                              $ 335,661,644

Distributions in excess of                    (59,691)
net investment income

Accumulated undistributed net                 43,715,632
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   72,997,207
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 10,829,649                   $ 452,314,792
shares outstanding

NET ASSET VALUE and                           $41.77
redemption price per share
($452,314,792 (divided by)
10,829,649 shares)

Maximum offering price per                    $43.06
share (100/97.00 of $41.77)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 2,535,690
Dividends

Interest                                         663,334

Security lending                                 7,401

 TOTAL INCOME                                    3,206,425

EXPENSES

Management fee                   $ 1,511,625

Transfer agent fees               1,524,077

Accounting and security           192,413
lending fees

Non-interested trustees'          761
compensation

Custodian fees and expenses       16,095

Registration fees                 55,240

Audit                             13,633

Legal                             310

 Total expenses before            3,314,154
reductions

 Expense reductions               (20,933)       3,293,221

NET INVESTMENT INCOME (LOSS)                     (86,796)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            44,542,415

 Foreign currency transactions    4,559          44,546,974

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (33,147,612)

 Assets and liabilities in        (4,366)        (33,151,978)
foreign currencies

NET GAIN (LOSS)                                  11,394,996

NET INCREASE (DECREASE) IN                      $ 11,308,200
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 619,699
charges paid to FDC

 Sales charges - Retained by                    $ 618,180
FDC

 Deferred sales charges                         $ 1,400
withheld   by FDC

 Exchange fees withheld by FSC                  $ 26,948

 Expense reductions  Directed                   $ 20,807
brokerage arrangements

  Custodian credits                              126

                                                $ 20,933

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (86,796)                   $ 1,879,801
income (loss)

 Net realized gain (loss)         44,546,974                   10,869,413

 Change in net unrealized         (33,151,978)                 (42,208,876)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       11,308,200                   (29,459,662)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (594,460)                    (201,762)
From net investment income

 From net realized gain           (3,923,511)                  (10,471,038)

 TOTAL DISTRIBUTIONS              (4,517,971)                  (10,672,800)

Share transactions Net            229,707,365                  881,017,420
proceeds from sales of shares

 Reinvestment of distributions    4,369,616                    10,559,880

 Cost of shares redeemed          (271,548,576)                (1,046,567,449)

 NET INCREASE (DECREASE) IN       (37,471,595)                 (154,990,149)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  471,151                      1,580,230

  TOTAL INCREASE (DECREASE)       (30,210,215)                 (193,542,381)
IN NET ASSETS

NET ASSETS

 Beginning of period              482,525,007                  676,067,388

 End of period (including        $ 452,314,792                $ 482,525,007
under (over) distribution of
net investment income of
$(59,691) and  $1,842,357,
respectively)

OTHER INFORMATION
Shares

 Sold                             5,055,388                    21,245,778

 Issued in reinvestment of        99,196                       249,064
distributions

 Redeemed                         (6,048,777)                  (26,767,460)

 Net increase (decrease)          (894,193)                    (5,272,618)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G    1995

Net asset value, beginning of    $ 41.16                      $ 39.78            $ 25.76    $ 18.49    $ 15.51   $ 17.75
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                        .10                .16        .08        .09       (.03)

Net realized and unrealized       .96                          1.72               14.46      7.80       4.29      (2.25)
gain (loss)

Total from investment             .95                          1.82               14.62      7.88       4.38      (2.28)
operations

Less Distributions

 From net investment income       (.05)                        (.01)              (.09)      (.06)      (.04)     -

From net realized gain            (.33)                        (.52)              (.61)      (.65)      (1.09)    -

In excess of net realized gain    -                            -                  -          -          (.35)     -

Total distributions               (.38)                        (.53)              (.70)      (.71)      (1.48)    -

Redemption fees added to paid     .04                          .09                .10        .10        .08       .04
in capital

Net asset value, end of period   $ 41.77                      $ 41.16            $ 39.78    $ 25.76    $ 18.49   $ 15.51

TOTAL RETURN B, C                 2.36%                        4.76%              57.56%     44.27%     29.85%    (12.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 452,315                    $ 482,525          $ 676,067  $ 458,787  $ 38,382  $ 27,346
(000 omitted)

Ratio of expenses to average      1.26% A                      1.26%              1.33%      1.94%      1.64% E   2.54% E
net assets

Ratio of expenses to average      1.25% A, F                   1.24% F            1.29% F    1.93% F    1.61% F   2.54%
net assets after  expense
reductions

Ratio of net investment           (.03)% A                     .26%               .49%       .37%       .50%      (.20)%
income (loss) to average net
assets

Portfolio turnover rate           50% A                        59%                100%       16%        166%      139%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


FINANCIAL SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FINANCIAL SERVICES       -2.84%         23.56%       171.53%       450.66%

SELECT FINANCIAL SERVICES       -5.83%         19.78%       163.31%       434.07%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT FINANCIAL SERVICES       23.56%       22.11%        18.60%

SELECT FINANCIAL SERVICES       19.78%       21.37%        18.24%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Financial Services          S&P 500
             00066                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9901.29                     9959.00
  1989/10/31       8957.40                     9727.95
  1989/11/30       8835.00                     9926.40
  1989/12/31       8617.41                    10164.64
  1990/01/31       7889.91                     9482.59
  1990/02/28       8175.42                     9604.91
  1990/03/31       8049.14                     9859.44
  1990/04/30       7763.63                     9612.96
  1990/05/31       8447.20                    10550.22
  1990/06/30       8211.11                    10478.48
  1990/07/31       7684.02                    10444.95
  1990/08/31       6764.35                     9500.72
  1990/09/30       5756.84                     9038.04
  1990/10/31       5254.45                     8999.18
  1990/11/30       5995.68                     9580.52
  1990/12/31       6520.81                     9847.82
  1991/01/31       7113.35                    10277.18
  1991/02/28       7930.56                    11012.00
  1991/03/31       8309.67                    11278.49
  1991/04/30       8579.27                    11305.56
  1991/05/31       9236.40                    11793.96
  1991/06/30       8486.60                    11253.80
  1991/07/31       9157.77                    11778.23
  1991/08/31       9764.36                    12057.37
  1991/09/30       9705.39                    11856.01
  1991/10/31       9918.81                    12014.88
  1991/11/30       9183.05                    11530.68
  1991/12/31      10539.48                    12849.79
  1992/01/31      11064.46                    12610.79
  1992/02/29      11859.04                    12774.73
  1992/03/31      11592.29                    12525.62
  1992/04/30      12037.82                    12893.87
  1992/05/31      12554.29                    12957.05
  1992/06/30      12843.16                    12763.99
  1992/07/31      13210.44                    13286.04
  1992/08/31      12452.75                    13013.68
  1992/09/30      12840.27                    13167.24
  1992/10/31      13349.26                    13213.32
  1992/11/30      14352.76                    13663.90
  1992/12/31      15052.49                    13831.96
  1993/01/31      16001.94                    13948.15
  1993/02/28      16427.34                    14137.85
  1993/03/31      17287.40                    14436.15
  1993/04/30      16459.80                    14086.80
  1993/05/31      16466.04                    14464.33
  1993/06/30      17080.75                    14506.27
  1993/07/31      17539.44                    14448.25
  1993/08/31      18085.50                    14995.84
  1993/09/30      18503.62                    14880.37
  1993/10/31      18007.49                    15188.39
  1993/11/30      17205.56                    15044.10
  1993/12/31      17694.86                    15226.14
  1994/01/31      18896.07                    15743.82
  1994/02/28      18210.17                    15317.17
  1994/03/31      17378.56                    14649.34
  1994/04/30      18038.49                    14836.85
  1994/05/31      18808.45                    15080.17
  1994/06/30      18364.38                    14710.71
  1994/07/31      19005.42                    15193.22
  1994/08/31      19671.52                    15816.14
  1994/09/30      18188.90                    15428.65
  1994/10/31      18092.21                    15775.79
  1994/11/30      16946.23                    15201.24
  1994/12/31      17049.44                    15426.67
  1995/01/31      17931.17                    15826.69
  1995/02/28      19069.91                    16443.45
  1995/03/31      19406.00                    16928.70
  1995/04/30      20014.91                    17427.25
  1995/05/31      21125.97                    18123.82
  1995/06/30      21224.82                    18544.83
  1995/07/31      21936.53                    19159.78
  1995/08/31      22790.58                    19207.87
  1995/09/30      24091.43                    20018.44
  1995/10/31      23474.61                    19946.98
  1995/11/30      25056.19                    20822.65
  1995/12/31      25120.68                    21223.69
  1996/01/31      26295.18                    21946.15
  1996/02/29      26517.17                    22149.59
  1996/03/31      26831.99                    22362.89
  1996/04/30      26534.20                    22692.52
  1996/05/31      27150.79                    23277.76
  1996/06/30      27548.06                    23366.44
  1996/07/31      26948.02                    22334.12
  1996/08/31      27750.83                    22805.14
  1996/09/30      29592.33                    24088.62
  1996/10/31      31466.94                    24752.98
  1996/11/30      34169.19                    26624.06
  1996/12/31      33188.85                    26096.63
  1997/01/31      35164.84                    27727.15
  1997/02/28      35940.50                    27944.53
  1997/03/31      33240.85                    26796.29
  1997/04/30      36040.31                    28396.03
  1997/05/31      37223.45                    30124.78
  1997/06/30      39202.94                    31474.37
  1997/07/31      43594.22                    33978.79
  1997/08/31      41118.72                    32075.30
  1997/09/30      43753.48                    33832.06
  1997/10/31      43171.01                    32702.07
  1997/11/30      44631.74                    34215.85
  1997/12/31      47122.43                    34803.33
  1998/01/31      46616.74                    35188.26
  1998/02/28      50706.44                    37726.04
  1998/03/31      53455.82                    39657.99
  1998/04/30      54341.76                    40056.94
  1998/05/31      53325.11                    39368.37
  1998/06/30      55758.57                    40967.51
  1998/07/31      55937.02                    40531.21
  1998/08/31      43228.98                    34671.20
  1998/09/30      44748.54                    36892.24
  1998/10/31      49236.91                    39893.06
  1998/11/30      52059.72                    42310.97
  1998/12/31      53782.86                    44748.93
  1999/01/31      54791.67                    46620.33
  1999/02/28      54977.07                    45171.37
  1999/03/31      56869.26                    46978.68
  1999/04/30      61224.98                    48798.16
  1999/05/31      57253.15                    47646.04
  1999/06/30      59533.07                    50290.39
  1999/07/31      56398.87                    48720.33
  1999/08/31      53407.00                   48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 140804 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,407 - a 434.07% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Citigroup, Inc.                 6.1

American International Group,   5.6
Inc.

Chase Manhattan Corp.           5.1

American Express Co.            4.6

Bank of America Corp.           4.5

Freddie Mac                     3.9

Fannie Mae                      3.9

Wells Fargo & Co.               3.9

Associates First Capital        3.4
Corp. Class A

Household International, Inc.   3.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Banks 29.2%
Credit & Other Finance 24.1%
Insurance 20.8%
Federal Sponsored Credit 8.9%
Securities Industry 7.6%
All Others 9.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 7.6
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 20.8
Row: 1, Col: 5, Value: 24.1
Row: 1, Col: 6, Value: 29.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FINANCIAL SERVICES PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Robert Ewing)

Robert Ewing,
Portfolio Manager of
Fidelity Select Financial
Services Portfolio

Q. HOW DID THE FUND PERFORM, BOB?

A. For the six months that ended August 31, 1999, the fund returned -2.84%. For the 12 months ending August 31, 1999, it returned 23.56%. For the same six-and 12-month periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, while the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the performance of companies in the financial services sector - had returns of -3.19% and 20.67%, respectively.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. As the period progressed, interest rates rose and investors became increasingly nervous about the potential impact of higher interest rates on financial services stocks. There is a long-standing, historical relationship indicating that rising interest rates tend to hurt financial services companies. Investor fears appeared to be justified when the Federal Reserve Board raised short-term rates twice near the end of the period. While the valuations of stocks fell as investors anticipated more challenges for the industry, the fundamental business characteristics of financial services companies continued to be strong for the most part. In this challenging environment, I think Fidelity's financial services analysts did a good job in stock selection, enabling the fund to outperform the Goldman Sachs benchmark.

Q. WHAT STRATEGIES DID YOU PURSUE?

A. Three primary themes stood out. First, we emphasized consumer-oriented companies such as American Express, Associates First Capital and Household International. Although we did trim our consumer-related holdings somewhat, we maintained a major emphasis on these companies because we believed consumer spending would continue to be healthy and companies in businesses such as credit cards and mortgages would do well. The second theme was to de-emphasize property and casualty insurance companies. There simply is too much competition in this industry, and companies have very little control or flexibility in pricing. The third theme was to de-emphasize regional "bricks-and-mortar" banks. We believed they would find it harder to increase their revenues as the Internet became a larger factor in financial services. We also maintained the fund's exposure to large money-center banks such as Citigroup and Chase Manhattan that we had built up before the period began, although we reduced the Chase Manhattan holdings slightly.

Q. WHAT WERE SOME OF THE MAJOR CONTRIBUTORS TO PERFORMANCE?

A. American Express was a major contributor. It continued to demonstrate its ability to accelerate revenue growth and finally grow the number of its card-customer accounts, which had been flat. In my opinion, of all the major companies in this group, American Express has the best potential to use the Internet to help it grow faster. The Internet creates opportunities for the company both because transactions will be paid using cards, rather than cash or checks, and because American Express can add new, Internet-based services. During the six-month period, Citigroup and Chase Manhattan also performed well.

Q. WHAT INVESTMENTS DISAPPOINTED YOU?

A. The rising interest-rate environment hurt the stock valuation of Freddie Mac, even though its fundamentals remained strong and even improved. Bank One was a somewhat different story. We were underweight in Bank One relative to the Goldman Sachs benchmark, but the holding nevertheless hurt performance in absolute terms. The company had a very serious setback in its marketing and customer retention efforts for credit cards, resulting in disappointing earnings.

Q. WHAT IS YOUR OUTLOOK?

A. Our general outlook is positive. The fundamentals of financial services companies continue to be strong, and we believe this industry should have better earnings growth than the overall market for the remainder of 1999. These stocks tend to do well when they have superior earnings growth. In addition, the poor performance of the industry's stocks during July and August made the stocks even more attractive on a valuation basis. While the potential impact of the Year 2000 on computer systems is still a concern, I am beginning to think that we have worried about it enough. As we approach the end of the year, investor confidence may actually increase.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 066

TRADING SYMBOL: FIDSX

SIZE: as of August 31,1999, more than
$476 million

MANAGER: Robert Ewing, since 1998;
manager, Fidelity Advisor Financial Services
Fund, since 1998; Fidelity Select
Environmental Services Portfolio, 1996-1997;
Fidelity Select Energy Service Portfolio,
1996-1998; joined Fidelity in 1990

FINANCIAL SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.2%

                                 SHARES                      VALUE (NOTE 1)

BANKS - 29.2%

Bank of America Corp.             354,079                    $ 21,421,780

Bank of New York Co., Inc.        375,936                     13,439,712

Bank One Corp.                    215,519                     8,647,700

Capital One Financial Corp.       20,000                      755,000

Chase Manhattan Corp.             290,000                     24,269,375

Comerica, Inc.                    120,167                     6,256,194

First Union Corp.                 117,803                     4,888,825

M&T Bank Corp.                    6,000                       2,784,000

Marshall & Ilsley Corp.           105,000                     6,149,063

Mellon Bank Corp.                 160,000                     5,340,000

State Street Corp.                50,000                      2,993,750

Synovus Finanical Corp.           30,000                      566,250

Toronto Dominion Bank             80,000                      1,567,839

U.S. Bancorp                      433,089                     13,371,623

Wachovia Corp.                    74,500                      5,838,938

Wells Fargo & Co.                 460,000                     18,313,750

Zions Bancorp                     50,000                      2,487,500

                                                              139,091,299

COMPUTER SERVICES & SOFTWARE
- 0.1%

Security First Technologies       12,000                      444,000
Corp. (a)

CREDIT & OTHER FINANCE - 24.1%

American Express Co.              160,300                     22,041,250

Associates First Capital          475,200                     16,305,300
Corp. Class A

Citigroup, Inc.                   655,500                     29,128,773

Equitable Companies (The),        67,600                      4,174,300
Inc.

Fleet Financial Group, Inc.       234,534                     9,337,385

Household International, Inc.     384,746                     14,524,162

MBNA Corp.                        172,500                     4,258,594

Metris Companies, Inc.            50,000                      1,378,125

Providian Financial Corp.         174,700                     13,561,088

                                                              114,708,977

FEDERAL SPONSORED CREDIT - 8.9%

Fannie Mae                        297,000                     18,451,125

Freddie Mac                       365,300                     18,812,950

SLM Holding Corp.                 116,000                     5,125,750

                                                              42,389,825

INSURANCE - 20.8%

AFLAC, Inc.                       142,000                     6,381,125

Allmerica Financial Corp.         31,200                      1,762,800

Allstate Corp.                    27,800                      912,188

Ambac Financial Group, Inc.       164,900                     8,708,781

American International Group,     290,062                     26,885,122
Inc.

Berkshire Hathaway, Inc.:

Class A (a)                       204                         13,096,800

Class B (a)                       7                           14,021



                                 SHARES                      VALUE (NOTE 1)

Blanch E.W. Holdings, Inc.        35,000                     $ 2,318,750

CIGNA Corp.                       20,000                      1,796,250

Hartford Financial Services       177,000                     8,042,438
Group, Inc.

Hartford Life, Inc. Class A       25,000                      1,085,938

Marsh & McLennan Companies,       87,500                      6,371,094
Inc.

MBIA, Inc.                        52,400                      2,718,250

Mutual Risk Management Ltd.       15,000                      412,500

Nationwide Financial              105,000                     3,832,500
Services, Inc.  Class A

PMI Group, Inc.                   69,600                      2,958,000

Progressive Corp.                 10,000                      1,020,000

Reliastar Financial Corp.         102,030                     4,597,727

Travelers Property Casualty       50,000                      1,775,000
Corp.  Class A

UICI (a)                          175,000                     4,604,688

                                                              99,293,972

LODGING & GAMING - 0.5%

Starwood Hotels & Resorts         100,000                     2,381,250
Worldwide, Inc.

REAL ESTATE INVESTMENT TRUSTS
- 2.4%

Crescent Real Estate Equities     140,000                     2,905,000
Co.

Duke Realty Investments, Inc.     50,000                      1,121,875

Equity Office Properties Trust    50,000                      1,278,125

Indymac Mortgage Holdings,        325,000                     4,367,188
Inc.

Ocwen Asset Investment Corp.      140,100                     604,181

Public Storage, Inc.              40,000                      1,040,000

                                                              11,316,369

SAVINGS & LOANS - 2.3%

Charter One Financial, Inc.       55,000                      1,287,344

Commercial Federal Corp.          150,000                     3,487,500

Golden State Bancorp, Inc. (a)    75,000                      1,504,688

Golden State Bancorp, Inc.        50,000                      76,563
litigation warrants 12/31/99
(a)

Golden West Financial Corp.       15,000                      1,362,188

Washington Mutual, Inc.           108,880                     3,456,940

                                                              11,175,223

SECURITIES INDUSTRY - 7.6%

Bear Stearns Companies, Inc.      202,750                     8,439,469

E*Trade Group, Inc. (a)           10,000                      250,000

Investors Group, Inc.             200,000                     2,512,563

Lehman Brothers Holdings,         115,600                     6,213,500
Inc.

Morgan Stanley Dean Witter &      114,000                     9,782,625
Co.

PaineWebber Group, Inc.           50,000                      1,962,500

Schwab (Charles) Corp.            50,000                      1,975,000

Waddell & Reed Financial, Inc.:

Class A                           178,535                     4,050,513

Class B                           36,735                      838,017

                                                              36,024,187

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SERVICES - 0.3%

CheckFree Holdings Corp. (a)      55,000                     $ 1,608,750

InsWeb Corp.                      300                         9,600

                                                              1,618,350

TOTAL COMMON STOCKS                                         458,443,452
(Cost $364,895,555)

CASH EQUIVALENTS - 4.2%



Taxable Central Cash Fund,        20,092,016                  20,092,016
5.20% (b) (Cost $20,092,016)

TOTAL INVESTMENT PORTFOLIO -                                  478,535,468
100.4%  (Cost $384,987,571)

NET OTHER ASSETS - (0.4%)                                     (1,901,501)

NET ASSETS - 100%                                           $ 476,633,967

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $111,310,973 and $150,694,355, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,959 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $386,655,013. Net unrealized appreciation aggregated $91,880,455, of which $110,063,540 related to appreciated investment securities and $18,183,085 related to depreciated investment securities.

FINANCIAL SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 478,535,468
value  (cost $384,987,571) -
 See accompanying schedule

Receivable for fund shares                   1,159,057
sold

Dividends receivable                         653,105

Interest receivable                          114,723

Redemption fees receivable                   2,699

 TOTAL ASSETS                                480,465,052

LIABILITIES

Payable for investments         $ 809,280
purchased

Payable for fund shares          2,505,303
redeemed

Accrued management fee           245,428

Other payables and accrued       271,074
expenses

 TOTAL LIABILITIES                           3,831,085

NET ASSETS                                  $ 476,633,967

Net Assets consist of:

Paid in capital                             $ 353,854,772

Undistributed net investment                 1,733,381
income

Accumulated undistributed net                27,497,917
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  93,547,897
(depreciation) on investments

NET ASSETS, for 4,949,943                   $ 476,633,967
shares outstanding

NET ASSET VALUE and                          $96.29
redemption price per share
($476,633,967 (divided by)
4,949,943 shares)

Maximum offering price per                   $99.27
share (100/97.00 of $96.29)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 4,221,569
Dividends

Interest                                       906,364

Security lending                               5,125

 TOTAL INCOME                                  5,133,058

EXPENSES

Management fee                   $ 1,687,702

Transfer agent fees               1,440,000

Accounting and security           210,562
lending fees

Non-interested trustees'          774
compensation

Custodian fees and expenses       8,164

Registration fees                 52,354

Audit                             13,016

Legal                             338

 Total expenses before            3,412,910
reductions

 Expense reductions               (39,623)     3,373,287

NET INVESTMENT INCOME                          1,759,771

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            29,906,330

 Foreign currency transactions    (294)        29,906,036

Change in net unrealized                       (44,453,412)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                (14,547,376)

NET INCREASE (DECREASE) IN                    $ (12,787,605)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 546,108
charges paid to FDC

 Sales charges - Retained by                  $ 533,301
FDC

 Deferred sales charges                       $ 7,081
withheld   by FDC

 Exchange fees withheld by FSC                $ 22,373

 Expense reductions  Directed                 $ 39,435
brokerage arrangements

  Transfer agent credits                       188

                                              $ 39,623

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,759,771                  $ 3,605,509
income

 Net realized gain (loss)         29,906,036                   21,785,427

 Change in net unrealized         (44,453,412)                 9,159,238
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,787,605)                 34,550,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,683,714)                  (1,162,919)
From net investment income

 From net realized gain           (8,593,336)                  (66,118,174)

 TOTAL DISTRIBUTIONS              (10,277,050)                 (67,281,093)

Share transactions Net            183,865,962                  389,871,130
proceeds from sales of shares

 Reinvestment of distributions    9,858,240                    66,001,479

 Cost of shares redeemed          (241,419,525)                (481,672,418)

 NET INCREASE (DECREASE) IN       (47,695,323)                 (25,799,809)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  394,434                      622,623

  TOTAL INCREASE (DECREASE)       (70,365,544)                 (57,908,105)
IN NET ASSETS

NET ASSETS

 Beginning of period              546,999,511                  604,907,616

 End of period (including        $ 476,633,967                $ 546,999,511
undistributed net investment
income of $1,733,381 and
$3,679,892, respectively)

OTHER INFORMATION
Shares

 Sold                             1,732,222                    3,952,203

 Issued in reinvestment of        96,272                       658,905
distributions

 Redeemed                         (2,303,912)                  (5,042,955)

 Net increase (decrease)          (475,418)                    (431,847)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 100.82                     $ 103.28                  $ 82.94    $ 65.70    $ 48.23
period

Income from Investment
Operations

Net investment income D           .32                          .56                       .70        .74        1.03

Net realized and unrealized       (3.15)                       7.88                      30.65      21.55      17.56
gain (loss)

Total from investment             (2.83)                       8.44                      31.35      22.29      18.59
operations

Less Distributions

 From net investment income       (.29)                        (.19)                     (.64)      (.63)      (.37)

From net realized gain            (1.48)                       (10.81)                   (10.51)    (4.56)     (.91)

Total distributions               (1.77)                       (11.00)                   (11.15)    (5.19)     (1.28)

Redemption fees added to paid     .07                          .10                       .14        .14        .16
in capital

Net asset value, end of period   $ 96.29                      $ 100.82                  $ 103.28   $ 82.94    $ 65.70

TOTAL RETURN B, C                 (2.84)%                      8.42%                     41.08%     35.54%     39.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 476,634                    $ 547,000                 $ 604,908  $ 426,424  $ 270,466
(000 omitted)

Ratio of expenses to average      1.16% A                      1.20%                     1.31%      1.45%      1.42%
net assets

Ratio of expenses to average      1.15% A, E                   1.18% E                   1.29% E    1.43% E    1.41% E
net assets after  expense
reductions

Ratio of net investment           .60% A                       .58%                      .78%       1.03%      1.78%
income to average net assets

Portfolio turnover rate           41% A                        60%                       84%        80%        125%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 51.24
period

Income from Investment
Operations

Net investment income D           .76

Net realized and unrealized       .87
gain (loss)

Total from investment             1.63
operations

Less Distributions

 From net investment income       (.79)

From net realized gain            (3.93)

Total distributions               (4.72)

Redemption fees added to paid     .08
in capital

Net asset value, end of period   $ 48.23

TOTAL RETURN B, C                 4.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 153,089
(000 omitted)

Ratio of expenses to average      1.56%
net assets

Ratio of expenses to average      1.54% E
net assets after  expense
reductions

Ratio of net investment           1.52%
income to average net assets

Portfolio turnover rate           107%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


HOME FINANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HOME FINANCE                 -4.84%         5.21%        108.52%       456.61%

SELECT HOME FINANCE  (LOAD          -7.77%         1.98%        102.19%       439.84%
ADJ.)

S&P 500                             7.32%          39.82%       206.52%       384.79%

GS Financial Services               -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HOME FINANCE             5.21%        15.83%        18.73%

SELECT HOME FINANCE  (LOAD      1.98%        15.12%        18.37%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             HOME FINANCE                S&P 500
             00098                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10061.54                     9959.00
  1989/10/31       8807.69                     9727.95
  1989/11/30       8523.08                     9926.40
  1989/12/31       7754.53                    10164.64
  1990/01/31       7111.67                     9482.59
  1990/02/28       7376.85                     9604.91
  1990/03/31       7392.92                     9859.44
  1990/04/30       7216.14                     9612.96
  1990/05/31       7899.18                    10550.22
  1990/06/30       7818.82                    10478.48
  1990/07/31       7143.81                    10444.95
  1990/08/31       6420.59                     9500.72
  1990/09/30       5866.12                     9038.04
  1990/10/31       5424.16                     8999.18
  1990/11/30       6010.77                     9580.52
  1990/12/31       6584.91                     9847.82
  1991/01/31       7214.78                    10277.18
  1991/02/28       8196.38                    11012.00
  1991/03/31       8572.66                    11278.49
  1991/04/30       8867.14                    11305.56
  1991/05/31       9235.24                    11793.96
  1991/06/30       8719.90                    11253.80
  1991/07/31       9652.42                    11778.23
  1991/08/31      10020.52                    12057.37
  1991/09/30       9938.72                    11856.01
  1991/10/31       9766.94                    12014.88
  1991/11/30       9317.04                    11530.68
  1991/12/31      10839.14                    12849.79
  1992/01/31      11907.32                    12610.79
  1992/02/29      12685.69                    12774.73
  1992/03/31      12470.39                    12525.62
  1992/04/30      12735.37                    12893.87
  1992/05/31      13994.00                    12957.05
  1992/06/30      14011.53                    12763.99
  1992/07/31      14700.49                    13286.04
  1992/08/31      13903.62                    13013.68
  1992/09/30      14127.74                    13167.24
  1992/10/31      14393.36                    13213.32
  1992/11/30      15870.88                    13663.90
  1992/12/31      17109.88                    13831.96
  1993/01/31      18337.42                    13948.15
  1993/02/28      18648.51                    14137.85
  1993/03/31      19312.72                    14436.15
  1993/04/30      18266.66                    14086.80
  1993/05/31      17954.05                    14464.33
  1993/06/30      18401.84                    14506.27
  1993/07/31      19584.70                    14448.25
  1993/08/31      20615.47                    14995.84
  1993/09/30      21933.51                    14880.37
  1993/10/31      22102.49                    15188.39
  1993/11/30      21113.96                    15044.10
  1993/12/31      21780.02                    15226.14
  1994/01/31      22733.56                    15743.82
  1994/02/28      22305.80                    15317.17
  1994/03/31      21886.96                    14649.34
  1994/04/30      22733.17                    14836.85
  1994/05/31      24135.30                    15080.17
  1994/06/30      24537.25                    14710.71
  1994/07/31      25079.40                    15193.22
  1994/08/31      25892.64                    15816.14
  1994/09/30      25004.62                    15428.65
  1994/10/31      23509.02                    15775.79
  1994/11/30      22293.84                    15201.24
  1994/12/31      22363.96                    15426.67
  1995/01/31      23349.53                    15826.69
  1995/02/28      25079.51                    16443.45
  1995/03/31      25037.57                    16928.70
  1995/04/30      26348.16                    17427.25
  1995/05/31      27910.39                    18123.82
  1995/06/30      28203.96                    18544.83
  1995/07/31      29336.32                    19159.78
  1995/08/31      32041.38                    19207.87
  1995/09/30      32712.40                    20018.44
  1995/10/31      32114.77                    19946.98
  1995/11/30      33886.69                    20822.65
  1995/12/31      34326.75                    21223.69
  1996/01/31      35265.29                    21946.15
  1996/02/29      35923.34                    22149.59
  1996/03/31      36743.22                    22362.89
  1996/04/30      36274.11                    22692.52
  1996/05/31      37082.66                    23277.76
  1996/06/30      37248.80                    23366.44
  1996/07/31      37913.36                    22334.12
  1996/08/31      39475.09                    22805.14
  1996/09/30      41468.78                    24088.62
  1996/10/31      44381.79                    24752.98
  1996/11/30      47704.60                    26624.06
  1996/12/31      46985.06                    26096.63
  1997/01/31      50037.54                    27727.15
  1997/02/28      52986.34                    27944.53
  1997/03/31      48079.34                    26796.29
  1997/04/30      49520.41                    28396.03
  1997/05/31      52838.98                    30124.78
  1997/06/30      57349.78                    31474.37
  1997/07/31      62745.52                    33978.79
  1997/08/31      60152.12                    32075.30
  1997/09/30      65547.87                    33832.06
  1997/10/31      65031.65                    32702.07
  1997/11/30      65400.38                    34215.85
  1997/12/31      68480.50                    34803.33
  1998/01/31      64589.11                    35188.26
  1998/02/28      70150.11                    37726.04
  1998/03/31      74882.88                    39657.99
  1998/04/30      76647.66                    40056.94
  1998/05/31      73978.61                    39368.37
  1998/06/30      72698.00                    40967.51
  1998/07/31      69867.19                    40531.21
  1998/08/31      51318.61                    34671.20
  1998/09/30      53974.19                    36892.24
  1998/10/31      55430.03                    39893.06
  1998/11/30      58543.93                    42310.97
  1998/12/31      58341.73                    44748.93
  1999/01/31      58112.57                    46620.33
  1999/02/28      56737.60                    45171.37
  1999/03/31      57977.77                    46978.68
  1999/04/30      61326.13                    48798.16
  1999/05/31      59090.14                    47646.04
  1999/06/30      59049.23                    50290.39
  1999/07/31      57931.24                    48720.33
  1999/08/31      53984.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154440 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $53,984 - a 439.84% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Fannie Mae                    6.3

Freddie Mac                   5.5

Golden West Financial Corp.   4.9

Wachovia Corp.                4.2

Peoples Heritage Financial    4.1
Group, Inc.

Charter One Financial, Inc.   4.1

Countrywide Credit            4.0
Industries, Inc.

Golden State Bancorp, Inc.    4.0

MGIC Investment Corp.         4.0

Washington Federal, Inc.      3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Savings & Loans 42.9%
Banks 15.0%
Federal Sponsored Credit 11.8%
Insurance 11.2%
Credit & Other Finance 9.8%
All Others 9.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 9.300000000000001
Row: 1, Col: 2, Value: 9.800000000000001
Row: 1, Col: 3, Value: 11.2
Row: 1, Col: 4, Value: 11.8
Row: 1, Col: 5, Value: 15.0
Row: 1, Col: 6, Value: 42.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

HOME FINANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Victor Thay)

Victor Thay,
Portfolio Manager
of Fidelity Select
Home Finance Portfolio

Q. HOW DID THE FUND PERFORM, VICTOR?

A. It was a disappointing period for home finance stocks. For the six-month period that ended August 31, 1999, the fund returned -4.84%, compared to 7.32% for the Standard & Poor's 500 Index and -3.19% for the Goldman Sachs Financial Services Index, an index of 271 stocks designed to measure the performance of companies in the financial services sector. For the 12 months that ended August 31, 1999, the fund returned 5.21%, while the S&P 500 gained 39.82% and the Goldman Sachs index returned 20.67%.

Q. WHY DID THE FUND UNDERPERFORM THE S&P 500 DURING THE PERIOD?

A. The fund includes mostly home finance stocks, whose performance tends to depend on the relationship between long-term and short-term interest rates. During the period, there was a relatively small difference between the long-term rates that home finance companies could charge for mortgages and the short-term rates that they had to pay on certificates of deposit, savings accounts and the like. Another factor holding back performance was homeowners' preference for fixed-rate mortgages, which - because their rates do not rise with the general level of interest rates - are more risky for home finance companies than variable-rate mortgages. In contrast, most stocks in the broadly based S&P 500 responded positively to the favorable economic conditions during the period, which included solid economic growth, low inflation and low - albeit rising - interest rates.

Q. WHY DID THE FUND ALSO UNDERPERFORM THE GOLDMAN SACHS INDEX?

A. The Goldman Sachs index includes stocks from a variety of financial services subsectors - such as money center banks and brokerage firms - that performed better than home finance stocks did during the period.

Q. HOW DO YOU CLASSIFY HOME FINANCE, OR SAVINGS AND LOAN, STOCKS?

A. I think of the current savings and loan (S&L) universe as being divided into three categories. First, there are the traditional S&Ls that are sticking to the business they know best: residential mortgages. Then there are the savings and loans that made the decision some years ago to become more like commercial banks and have made considerable progress toward that goal. And finally, there are S&Ls that are just starting to make that move. I'm interested in well-managed companies in the first two categories. At this point in the economic cycle, after so many years of good growth, I am skeptical of the prospects for companies beginning to enter the commercial loan business.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. MGIC Investment Corp., a mortgage insurance company, was one of the best performers. After suffering from negative investor sentiment connected with anticipated lower demand for mortgage insurance, the stock recovered nicely. Golden State Bancorp, a savings and loan, also helped performance. Its stock was beaten down excessively during the liquidity crunch of last fall but rebounded in the spring, when prospects for the economy improved and rumors circulated that the company might be an acquisition target.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Dime Bancorp was a disappointment. Negative sentiment surrounded one of the company's divisions, North American Mortgage Company, due to the slowdown in refinancings over the past six months. Freddie Mac also detracted from performance after entering into a price war with another government-sponsored entity, Fannie Mae. Finally, two savings and loans, Charter One and Peoples Heritage, were both in the middle of acquisitions that caused investors to avoid the stocks.

Q. WHAT'S YOUR OUTLOOK, VICTOR?

A. The operating environment for home finance stocks is marginally better than it was six months ago because of a slightly wider spread, or difference, between short-term and long-term interest rates. In the very short term, however, upside appreciation in most stocks might be limited by rising interest rates. I will continue to focus on companies with strong management and low cost structures, especially those that have a sensible business plan for this stage of the economic cycle. Late in an economic expansion, it's important to stick with the stocks of companies that maintain high standards with respect to the credit risks they are willing to take on. That's what I plan to do.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 098

TRADING SYMBOL: FSVLX

SIZE: as of August 31, 1999, more than
$467 million

MANAGER: Victor Thay, since March 1999;
manager, Fidelity Select Natural Gas Portfolio,
1997-1999; analyst, U.S. and Canadian
exploration and production industry,
1996-1999; analyst, Canadian equities,
1995-1996; joined Fidelity in 1995

HOME FINANCE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.1%

                                 SHARES                    VALUE (NOTE 1)

BANKS - 15.0%

BankAtlantic Bancorp, Inc.        71,000                   $ 514,750

BankAtlantic Bancorp, Inc.        10,650                    67,228
(non-vtg.) Class A

Colonial Bancgroup, Inc.          442,500                   5,475,938

Fifth Third Bancorp               100,000                   6,625,000

North Fork Bancorp, Inc.          542,024                   9,824,185

Peoples Heritage Financial        1,146,175                 19,270,067
Group, Inc.

Seacoast Financial Services       210,700                   2,344,038
Corp.

Wachovia Corp.                    247,200                   19,374,300

Wells Fargo & Co.                 158,600                   6,314,263

                                                            69,809,769

CREDIT & OTHER FINANCE - 9.8%

Coast Federal Litigation          269,400                   353,588
Contingent Payment Rights
Trust rights 12/31/00 (a)

Countrywide Credit                583,367                   18,740,665
Industries, Inc.

First Alliance Corp. (a)          300,500                   901,500

Greenpoint Financial Corp.        256,500                   6,636,938

Household International, Inc.     429,500                   16,213,625

Triad Guaranty, Inc. (a)          89,800                    1,751,100

WSFS Financial Corp.              94,000                    1,374,750

                                                            45,972,166

FEDERAL SPONSORED CREDIT -
11.8%

Fannie Mae                        471,600                   29,298,146

Freddie Mac                       502,100                   25,858,151

                                                            55,156,297

INSURANCE - 11.2%

LandAmerica Financial Group,      127,900                   2,957,688
Inc.

MGIC Investment Corp.             424,400                   18,434,875

Old Republic International        364,000                   5,642,000
Corp.

PMI Group, Inc.                   301,110                   12,797,175

Radian Group, Inc.                117,200                   5,427,825

Stewart Information Services      88,100                    1,833,581
Corp.

White Mountains Insurance         39,700                    5,170,925
Group, Inc.

                                                            52,264,069

REAL ESTATE INVESTMENT TRUSTS
- 2.4%

Imperial Credit Commercial        107,700                   1,177,969
Mortgage Investment Corp.

Indymac Mortgage Holdings,        473,000                   6,355,938
Inc.

Novastar Financial, Inc.          80,200                    360,900

Ocwen Asset Investment Corp.      758,300                   3,270,169

                                                            11,164,976

SAVINGS & LOANS - 42.9%

Astoria Financial Corp.           423,400                   13,919,275



                                 SHARES                    VALUE (NOTE 1)

Bank Plus Corp. (a)               278,600                  $ 1,271,113

Bank United Corp. Class A         500                       17,156

BankUnited Financial Corp.        50,000                    478,125
Class A (a)

Bay View Capital Corp.            139,103                   2,269,118

Charter One Financial, Inc.       810,764                   18,976,945

Commercial Federal Corp.          349,225                   8,119,481

Dime Bancorp, Inc.                751,684                   13,812,194

Downey Financial Corp.            127,500                   2,709,375

First Bell Bancorp, Inc.          71,000                    1,184,813

First Federal Capital Corp.       141,900                   2,226,056

First Federal Savings & Loan      52,300                    1,464,400
Association East Hartford

First Washington Bancorp,         113,400                   2,126,250
Inc.

FirstFed Financial Corp. (a)      201,600                   3,074,400

Golden State Bancorp, Inc. (a)    929,092                   18,639,908

Golden State Bancorp, Inc.        898,761                   1,376,228
litigation warrants 12/31/99
(a)

Golden West Financial Corp.       251,300                   22,821,181

Haven Bancorp, Inc.               86,200                    1,422,300

ITLA Capital Corp. (a)            76,300                    1,201,725

JSB Financial, Inc.               71,000                    3,771,875

MAF Bancorp., Inc.                212,900                   4,524,125

Quaker City Bancorp, Inc. (a)     83,825                    1,445,981

Richmond County Financial         416,300                   8,247,944
Corp.

Roslyn Bancorp, Inc.              246,015                   4,182,255

SGV Bancorp., Inc. (a)(c)         114,300                   2,514,600

Sovereign Bancorp, Inc.           151,400                   1,518,731

St. Paul Bancorp, Inc.            120,200                   2,614,350

TCF Financial Corp.               587,800                   16,605,350

Washington Federal, Inc.          743,470                   17,750,346

Washington Mutual, Inc.           429,980                   13,651,865

Webster Financial Corp.           243,800                   6,567,363

                                                            200,504,828

TOTAL COMMON STOCKS                                         434,872,105
(Cost $396,873,663)

CASH EQUIVALENTS - 7.4%



Taxable Central Cash Fund,      34,744,123                  34,744,123
5.20% (b) (Cost $34,744,123)

TOTAL INVESTMENT PORTFOLIO -                               469,616,228
100.5%   (Cost $431,617,786)

NET OTHER ASSETS - (0.5%)                                  (2,197,848)

NET ASSETS - 100%                                        $ 467,418,380

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $339,738,433 and $604,432,370, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $59,247 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Acadiana Bancshares, Inc.           $ -                   $ 570,826             $ 15,743       $ -
Citizens First Financial Corp.        -                     768,875               -              -
SGV Bancorp., Inc.                    -                     223,250               -              2,514,600
TOTALS                              $ -                   $ 1,562,951           $ 15,743       $ 2,514,600


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $432,934,361. Net unrealized appreciation aggregated $36,681,867, of which $78,779,062 related to appreciated investment securities and $42,097,195 related to depreciated investment securities.

HOME FINANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 469,616,228
value  (cost $431,617,786) -
 See accompanying schedule

Receivable for investments                   6,341,705
sold

Receivable for fund shares                   56,516
sold

Dividends receivable                         1,338,990

Interest receivable                          156,055

Redemption fees receivable                   9,148

Other receivables                            7,822

 TOTAL ASSETS                                477,526,464

LIABILITIES

Payable for investments        $ 3,423,494
purchased

Payable for fund shares         6,071,708
redeemed

Accrued management fee          246,572

Other payables and accrued      366,310
expenses

 TOTAL LIABILITIES                           10,108,084

NET ASSETS                                  $ 467,418,380

Net Assets consist of:

Paid in capital                             $ 396,055,981

Undistributed net investment                 2,142,754
income

Accumulated undistributed net                31,221,552
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  37,998,093
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,803,496                  $ 467,418,380
shares outstanding

NET ASSET VALUE and                          $39.60
redemption price per share
($467,418,380 (divided by)
11,803,496 shares)

Maximum offering price per                   $40.82
share (100/97.00 of $39.60)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                               $ 4,923,603
Dividends (including $15,743
received from affiliated
issuers)

 Special dividend from Ocwen                     648,866
 Asset Investment Corp.

Interest                                         805,601

 TOTAL INCOME                                    6,378,070

EXPENSES

Management fee                   $ 1,821,337

Transfer agent fees               2,124,267

Accounting fees and expenses      222,864

Non-interested trustees'          952
compensation

Custodian fees and expenses       13,102

Registration fees                 52,003

Audit                             23,156

Legal                             417

 Total expenses before            4,258,098
reductions

 Expense reductions               (26,583)       4,231,515

NET INVESTMENT INCOME                            2,146,555

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            34,220,251
(including realized gain of
$541,491  on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    (3,137)        34,217,114

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (54,189,018)

 Assets and liabilities in        (1,111)        (54,190,129)
foreign currencies

NET GAIN (LOSS)                                  (19,973,015)

NET INCREASE (DECREASE) IN                      $ (17,826,460)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 268,364
charges paid to FDC

 Sales charges - Retained by                    $ 268,077
FDC

 Deferred sales charges                         $ 6,308
withheld   by FDC

 Exchange fees withheld by FSC                  $ 58,416

 Expense Reductions  Directed                   $ 25,403
brokerage arrangements

  Custodian credits                              112

  Transfer agent credits                         1,068

                                                $ 26,583

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 2,146,555                  $ 7,725,515
income

 Net realized gain (loss)         34,217,114                   22,583,634

 Change in net unrealized         (54,190,129)                 (316,657,120)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (17,826,460)                 (286,347,971)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,867,268)                  (2,223,405)
From net investment income

 From net realized gain           (5,600,916)                  (43,930,438)

 TOTAL DISTRIBUTIONS              (7,468,184)                  (46,153,843)

Share transactions Net            79,457,646                   655,146,906
proceeds from sales of shares

 Reinvestment of distributions    7,089,429                    45,331,306

 Cost of shares redeemed          (334,650,890)                (1,297,847,011)

 NET INCREASE (DECREASE) IN       (248,103,815)                (597,368,799)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  376,622                      1,700,582

  TOTAL INCREASE (DECREASE)       (273,021,837)                (928,170,031)
IN NET ASSETS

NET ASSETS

 Beginning of period              740,440,217                  1,668,610,248

 End of period (including        $ 467,418,380                $ 740,440,217
undistributed net investment
income of $2,142,754 and
$7,800,879, respectively)

OTHER INFORMATION
Shares

 Sold                             1,806,856                    13,208,817

 Issued in reinvestment of        168,756                      793,059
distributions

 Redeemed                         (7,762,299)                  (27,681,040)

 Net increase (decrease)          (5,786,687)                  (13,679,164)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                     1998         1997         1996 F

Net asset value, beginning of    $ 42.09                      $ 53.36                  $ 46.00      $ 33.30      $ 23.92
period

Income from Investment
Operations

Net investment income D           .15 G                        .28                      .33          .53          .53

Net realized and unrealized       (2.19)                       (10.16)                  13.10        14.60        9.72
gain (loss)

Total from investment             (2.04)                       (9.88)                   13.43        15.13        10.25
operations

Less Distributions

 From net investment income       (.12)                        (.07)                    (.29)        (.32)        (.19)

From net realized gain            (.36)                        (1.38)                   (5.84)       (2.16)       (.73)

Total distributions               (.48)                        (1.45)                   (6.13)       (2.48)       (.92)

Redemption fees added to paid     .03                          .06                      .06          .05          .05
in capital

Net asset value, end of period   $ 39.60                      $ 42.09                  $ 53.36      $ 46.00      $ 33.30

TOTAL RETURN B, C                 (4.84)%                      (19.12)%                 32.39%       47.50%       43.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 467,418                    $ 740,440                $ 1,668,610  $ 1,176,828  $ 617,035
(000 omitted)

Ratio of expenses to average      1.34% A                      1.19%                    1.21%        1.38%        1.35%
net assets

Ratio of expenses to average      1.33% A, E                   1.18% E                  1.19% E      1.34% E      1.32% E
net assets after  expense
reductions

Ratio of net investment           .68% A                       .57%                     .67%         1.41%        1.80%
income to average net assets

Portfolio turnover rate           114% A                       18%                      54%          78%          81%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 25.03
period

Income from Investment
Operations

Net investment income D           .20

Net realized and unrealized       2.34
gain (loss)

Total from investment             2.54
operations

Less Distributions

 From net investment income       (.12)

From net realized gain            (3.60)

Total distributions               (3.72)

Redemption fees added to paid     .07
in capital

Net asset value, end of period   $ 23.92

TOTAL RETURN B, C                 12.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 229,924
(000 omitted)

Ratio of expenses to average      1.47%
net assets

Ratio of expenses to average      1.45% E
net assets after  expense
reductions

Ratio of net investment           .80%
income to average net assets

Portfolio turnover rate           124%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM OCWEN ASSET INVESTMENT CORP.,
WHICH AMOUNTED TO $.05 PER SHARE.



INSURANCE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INSURANCE                -1.49%         19.53%       168.81%       367.86%

SELECT INSURANCE (LOAD ADJ.)    -4.52%         15.87%       160.67%       353.76%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Financial Services           -3.19%         20.67%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 271 stocks designed to measure the performance of companies in the financial services sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT INSURANCE                19.53%       21.87%        16.68%

SELECT INSURANCE (LOAD ADJ.)    15.87%       21.12%        16.33%

S&P 500                         39.82%       25.11%        17.10%

GS Financial Services           20.67%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Insurance                   S&P 500
             00045                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9833.79                     9959.00
  1989/10/31      10154.90                     9727.95
  1989/11/30      10429.17                     9926.40
  1989/12/31      10172.99                    10164.64
  1990/01/31       9309.50                     9482.59
  1990/02/28       9572.60                     9604.91
  1990/03/31       9525.38                     9859.44
  1990/04/30       9194.82                     9612.96
  1990/05/31      10038.07                    10550.22
  1990/06/30      10065.06                    10478.48
  1990/07/31       9916.64                    10444.95
  1990/08/31       8884.50                     9500.72
  1990/09/30       8115.46                     9038.04
  1990/10/31       7791.65                     8999.18
  1990/11/30       8823.79                     9580.52
  1990/12/31       9174.58                     9847.82
  1991/01/31       9667.04                    10277.18
  1991/02/28      10645.21                    11012.00
  1991/03/31      11346.80                    11278.49
  1991/04/30      11286.09                    11305.56
  1991/05/31      11569.42                    11793.96
  1991/06/30      10850.22                    11253.80
  1991/07/31      11253.10                    11778.23
  1991/08/31      11184.81                    12057.37
  1991/09/30      11294.07                    11856.01
  1991/10/31      11635.48                    12014.88
  1991/11/30      11533.06                    11530.68
  1991/12/31      12539.85                    12849.79
  1992/01/31      12526.15                    12610.79
  1992/02/29      12861.91                    12774.73
  1992/03/31      12676.90                    12525.62
  1992/04/30      12354.84                    12893.87
  1992/05/31      12519.30                    12957.05
  1992/06/30      12781.21                    12763.99
  1992/07/31      13505.38                    13286.04
  1992/08/31      13109.70                    13013.68
  1992/09/30      13804.00                    13167.24
  1992/10/31      14393.79                    13213.32
  1992/11/30      14886.52                    13663.90
  1992/12/31      15361.47                    13831.96
  1993/01/31      16003.73                    13948.15
  1993/02/28      16305.98                    14137.85
  1993/03/31      17167.37                    14436.15
  1993/04/30      16758.87                    14086.80
  1993/05/31      16327.21                    14464.33
  1993/06/30      16501.39                    14506.27
  1993/07/31      17076.93                    14448.25
  1993/08/31      17947.82                    14995.84
  1993/09/30      18008.40                    14880.37
  1993/10/31      17485.87                    15188.39
  1993/11/30      16418.09                    15044.10
  1993/12/31      16617.49                    15226.14
  1994/01/31      16841.49                    15743.82
  1994/02/28      16103.12                    15317.17
  1994/03/31      15348.16                    14649.34
  1994/04/30      15514.08                    14836.85
  1994/05/31      16227.57                    15080.17
  1994/06/30      16136.31                    14710.71
  1994/07/31      16434.97                    15193.22
  1994/08/31      16882.97                    15816.14
  1994/09/30      16766.83                    15428.65
  1994/10/31      16559.42                    15775.79
  1994/11/30      15721.49                    15201.24
  1994/12/31      16559.42                    15426.67
  1995/01/31      17156.75                    15826.69
  1995/02/28      17679.42                    16443.45
  1995/03/31      17961.49                    16928.70
  1995/04/30      18127.43                    17427.25
  1995/05/31      18526.39                    18123.82
  1995/06/30      19108.19                    18544.83
  1995/07/31      19681.69                    19159.78
  1995/08/31      20255.18                    19207.87
  1995/09/30      21260.88                    20018.44
  1995/10/31      20620.89                    19946.98
  1995/11/30      21851.00                    20822.65
  1995/12/31      22323.69                    21223.69
  1996/01/31      22973.73                    21946.15
  1996/02/29      22896.75                    22149.59
  1996/03/31      22640.16                    22362.89
  1996/04/30      22359.34                    22692.52
  1996/05/31      22811.22                    23277.76
  1996/06/30      23219.65                    23366.44
  1996/07/31      22706.94                    22334.12
  1996/08/31      23662.84                    22805.14
  1996/09/30      24818.61                    24088.62
  1996/10/31      26122.11                    24752.98
  1996/11/30      27729.75                    26624.06
  1996/12/31      27615.85                    26096.63
  1997/01/31      28750.38                    27727.15
  1997/02/28      29371.67                    27944.53
  1997/03/31      27786.93                    26796.29
  1997/04/30      29426.84                    28396.03
  1997/05/31      31588.77                    30124.78
  1997/06/30      33901.76                    31474.37
  1997/07/31      36762.31                    33978.79
  1997/08/31      34864.71                    32075.30
  1997/09/30      37092.73                    33832.06
  1997/10/31      36110.89                    32702.07
  1997/11/30      36828.39                    34215.85
  1997/12/31      39344.56                    34803.33
  1998/01/31      38806.55                    35188.26
  1998/02/28      41944.95                    37726.04
  1998/03/31      44276.33                    39657.99
  1998/04/30      44543.87                    40056.94
  1998/05/31      44030.64                    39368.37
  1998/06/30      45976.63                    40967.51
  1998/07/31      45099.87                    40531.21
  1998/08/31      37968.14                    34671.20
  1998/09/30      40416.67                    36892.24
  1998/10/31      42116.73                    39893.06
  1998/11/30      44832.56                    42310.97
  1998/12/31      47338.57                    44748.93
  1999/01/31      46201.57                    46620.33
  1999/02/28      46070.38                    45171.37
  1999/03/31      47797.74                    46978.68
  1999/04/30      50288.80                    48798.16
  1999/05/31      49787.47                    47646.04
  1999/06/30      49966.52                    50290.39
  1999/07/31      48283.46                    48720.33
  1999/08/31      45376.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141053 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $45,376 - a 353.76% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

American International Group,     6.6
Inc.

CIGNA Corp.                       5.9

Berkshire Hathaway, Inc.          5.8
Class A

Equitable Companies (The), Inc.   5.5

American General Corp.            4.9

AFLAC, Inc.                       4.6

MBIA, Inc.                        4.6

Allmerica Financial Corp.         4.6

Hartford Financial Services       4.1
Group, Inc.

Marsh & McLennan Companies,       3.2
Inc.

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Insurance 82.5%
Credit & Other Finance 8.1%
Medical Facilities Management 1.9%
Services 1.2%
All Others 6.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.3
Row: 1, Col: 2, Value: 1.2
Row: 1, Col: 3, Value: 1.9
Row: 1, Col: 4, Value: 8.1
Row: 1, Col: 5, Value: 82.5

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INSURANCE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Timothy Cohen)

Timothy Cohen,
Portfolio Manager
of Fidelity Select
Insurance Portfolio

Q. HOW DID THE FUND PERFORM, TIM?

A. It was in line with the industry as a whole. For the period that ended August 31, 1999, the fund had total returns of -1.49% for the preceding six months and 19.53% for the preceding 12 months. This compares with returns of -3.19% and 20.67% for the six-month and 12-month periods, respectively, for the Goldman Sachs Financial Services Index - an index of 271 stocks designed to measure the relative performance of companies in the financial services sector. The fund underperformed the broader market as measured by the Standard and Poor's 500 Index, which had returns of 7.32% and 39.82% over the same six- and 12-month periods, respectively.

Q. WHAT WERE THE MAJOR FACTORS AFFECTING THIS PERFORMANCE?

A. The overall investment backdrop for financial services was one of rising interest rates, inflation worries and signs of a broad cyclical recovery. These factors are not the best environment for the financial sector as a whole, which helps to explain its relatively lackluster performance versus the broader market. Specifically within the insurance segment, the environment was one of continued price competition and generally disappointing earnings from the property-casualty companies.

Q. DID YOUR INVESTMENT STRATEGY CHANGE DURING THE PERIOD BASED ON THIS ENVIRONMENT?

A. The way I positioned the fund didn't really change. I continued to favor the health, life and specialty insurers over the less-specialized, commodity-like players in the property-casualty business. I moved the fund further away from the auto insurance segment, where increased competition and inflation were leading to declining margins. I continued to find opportunities in certain niche segments of the property-casualty business, with particular emphasis on such areas as bond insurance and specialty brokerage. I also found strong growth in life and health insurance companies, based largely on the growing demand for retirement and health care-related products from an aging population.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

A. Looking first at the life and health segment, where the fund was overweighted, there were a number of quality names that helped performance. CIGNA and AFLAC were top performers in this segment. So too was American International Group (AIG), which expanded its presence in life insurance with its recent acquisition of Sun America and benefited from strong worldwide growth in life insurance. In the brokerage area, E.W. Blanch, a broker specializing in re-insurance, was a strong contributor to fund performance.

Q. WHICH STOCKS WERE DISAPPOINTMENTS?

A. Despite what I think is a fundamentally sound story based on their business prospects, some of the bond insurers didn't do as well as I would have liked. Municipal bond issuance is highly cyclical with interest rates, so as rates rose in the period, bond issuance in the U.S. declined, and this hurt the performance of such companies as MBIA and Ambac Financial. Another disappointment came in the wake of the merger of UNUM Corp. and Provident Companies, when a reserve deficiency was discovered in the group disability business. Unfortunately, a common risk among insurers is that loss reserves for certain business lines sometimes prove insufficient due to poor estimates or rising inflation. Fortunately, the fund avoided exposure to various property-casualty stocks that were also affected by reserve deficiency problems.

Q. WHAT IS YOUR OUTLOOK, TIM?

A. I continue to be somewhat cautious in my outlook for the insurance sector. Uncertainty around the interest-rate environment is a big factor in that view. If rates continue to rise, that trend will likely continue to have a negative effect on the performance of the financial services industry as a whole. Looking ahead, I'll continue to position the fund in the best-quality companies in each of the insurance segments. That means I'll likely continue to favor the life, health and bond insurers over companies in the property-casualty business, where I see a persistent environment of overcapacity and price competition, as well as some potential exposure to Y2K liabilities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 045

TRADING SYMBOL: FSPCX

SIZE: as of August 31, 1999, more than
$60 million

MANAGER: Timothy Cohen, since February
1999; equity analyst, business and consumer services, 1996-1998; joined Fidelity in
1996.

INSURANCE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.7%

                               SHARES                    VALUE (NOTE 1)

CREDIT & OTHER FINANCE - 8.1%

Citigroup, Inc.                 35,748                   $ 1,588,552

Equitable Companies (The),      53,400                    3,297,450
Inc.

                                                          4,886,002

INSURANCE - 82.5%

Aetna, Inc.                     10,000                    777,500

AFLAC, Inc.                     62,300                    2,799,606

Allmerica Financial Corp.       48,573                    2,744,375

Ambac Financial Group, Inc.     30,800                    1,626,625

American General Corp.          41,500                    2,946,500

American International Group,   42,637                    3,951,913
Inc.

Berkshire Hathaway, Inc.        54                        3,466,800
Class A (a)

Blanch E.W. Holdings, Inc.      27,800                    1,841,750

CIGNA Corp.                     39,400                    3,538,613

Financial Security Assurance    4,300                     215,269
Holdings Ltd.

Hartford Financial Services     54,500                    2,476,344
Group, Inc.

Hartford Life, Inc. Class A     37,700                    1,637,594

Horace Mann Educators Corp.     35,400                    1,066,425

Jefferson-Pilot Corp.           18,900                    1,261,575

Lincoln National Corp.          16,500                    773,438

Marsh & McLennan Companies,     26,200                    1,907,688
Inc.

MBIA, Inc.                      53,200                    2,759,750

MGIC Investment Corp.           26,800                    1,164,125

Mutual Risk Management Ltd.     62,000                    1,705,000

Nationwide Financial            41,700                    1,522,050
Services, Inc.  Class A

Philadelphia Consolidated       46,800                    865,800
Holding Corp. (a)

PMI Group, Inc.                 18,950                    805,375

Protective Life Corp.           39,000                    1,160,250

Reliastar Financial Corp.       21,876                    985,787

RenaissanceRe Holdings Ltd.     21,600                    780,300

Terra Nova (Bermuda) Holdings   15,100                    483,200
Ltd. Class A

Torchmark Corp.                 39,200                    1,117,200

UICI (a)                        34,200                    899,888

UnumProvident Corp.             39,435                    1,422,125

Xl Capital Ltd.                 18,900                    950,906

                                                          49,653,771

MEDICAL FACILITIES MANAGEMENT
- 1.9%

Wellpoint Health Networks,      15,300                    1,114,988
Inc. (a)

SERVICES - 1.2%

InsWeb Corp.                    22,800                    729,600

TOTAL COMMON STOCKS                                       56,384,361
(Cost $51,670,109)

CASH EQUIVALENTS - 8.6%

                               SHARES                    VALUE (NOTE 1)

Central Cash Collateral Fund,   1,351,400                $ 1,351,400
5.26% (b)

Taxable Central Cash Fund,      3,836,409                 3,836,409
5.20% (b)

TOTAL CASH EQUIVALENTS                                    5,187,809
(Cost $5,187,809)

TOTAL INVESTMENT PORTFOLIO -                              61,572,170
102.3%  (Cost $56,857,918)

NET OTHER ASSETS - (2.3%)                                 (1,388,490)

NET ASSETS - 100%                                         $ 60,183,680

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $41,944,624 and $65,118,640, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,468 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,281,500. The fund received cash collateral of $1,351,400 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $56,899,312. Net unrealized appreciation aggregated $4,672,858, of which $7,509,282 related to appreciated investment securities and $2,836,424 related to depreciated investment securities.

INSURANCE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 61,572,170
value  (cost $56,857,918) -
See accompanying schedule

Receivable for fund shares                   348,418
sold

Dividends receivable                         72,283

Interest receivable                          5,914

Redemption fees receivable                   121

Other receivables                            118

 TOTAL ASSETS                                61,999,024

LIABILITIES

Payable for fund shares         $ 387,035
redeemed

Accrued management fee           30,954

Other payables and accrued       45,955
expenses

Collateral on securities         1,351,400
loaned,  at value

 TOTAL LIABILITIES                           1,815,344

NET ASSETS                                  $ 60,183,680

Net Assets consist of:

Paid in capital                             $ 44,729,674

Accumulated net investment                   (65,497)
loss

Accumulated undistributed net                10,805,251
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  4,714,252
(depreciation) on investments

NET ASSETS, for 1,582,974                   $ 60,183,680
shares outstanding

NET ASSET VALUE and                          $38.02
redemption price per share
($60,183,680 (divided by)
1,582,974 shares)

Maximum offering price per                   $39.20
share (100/97.00 of $38.02)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 359,309
Dividends

Interest                                       76,346

Security lending                               35

 TOTAL INCOME                                  435,690

EXPENSES

Management fee                   $ 224,536

Transfer agent fees               231,492

Accounting and security           30,999
lending fees

Non-interested trustees'          116
compensation

Custodian fees and expenses       5,978

Registration fees                 20,984

Audit                             4,917

Legal                             46

 Total expenses before            519,068
reductions

 Expense reductions               (17,881)     501,187

NET INVESTMENT INCOME (LOSS)                   (65,497)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,004,806

 Foreign currency transactions    25           11,004,831

Change in net unrealized                       (10,591,798)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                413,033

NET INCREASE (DECREASE) IN                    $ 347,536
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 55,391
charges paid to FDC

 Sales charges - Retained by                  $ 54,277
FDC

 Deferred sales charges                       $ 194
withheld   by FDC

 Exchange fees withheld by FSC                $ 5,018

 Expense reductions  Directed                 $ 17,881
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (65,497)                   $ (106,344)
income (loss)

 Net realized gain (loss)         11,004,831                   13,198,732

 Change in net unrealized         (10,591,798)                 (4,563,684)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       347,536                      8,528,704
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,906,129)                  (11,641,173)
from net realized gains

Share transactions Net            14,215,742                   64,911,861
proceeds from sales of shares

 Reinvestment of distributions    6,603,662                    11,462,296

 Cost of shares redeemed          (36,991,670)                 (115,658,850)

 NET INCREASE (DECREASE) IN       (16,172,266)                 (39,284,693)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  35,059                       126,042

  TOTAL INCREASE (DECREASE)       (22,695,800)                 (42,271,120)
IN NET ASSETS

NET ASSETS

 Beginning of period              82,879,480                   125,150,600

 End of period (including        $ 60,183,680                 $ 82,879,480
accumulated net investment
loss of $65,497 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             335,895                      1,540,455

 Issued in reinvestment of        166,129                      274,802
distributions

 Redeemed                         (885,988)                    (2,821,222)

 Net increase (decrease)          (383,964)                    (1,005,965)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                 1998       1997      1996 F    1995

Net asset value, beginning of    $ 42.14                      $ 42.10              $ 32.62    $ 26.77   $ 21.31   $ 19.41
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        (.04)                .01        .01       .06       .05

Net realized and unrealized       (.45) G                      4.01                 12.93      7.21      6.15      1.78
gain (loss)

Total from investment             (.49)                        3.97                 12.94      7.22      6.21      1.83
operations

Less Distributions

 From net investment income       -                            -                    -          (.03)     (.07)     -

From net realized gain            (3.65)                       (3.98)               (3.54)     (1.45)    (.72)     -

Total distributions               (3.65)                       (3.98)               (3.54)     (1.48)    (.79)     -

Redemption fees added to paid     .02                          .05                  .08        .11       .04       .07
in capital

Net asset value, end of period   $ 38.02                      $ 42.14              $ 42.10    $ 32.62   $ 26.77   $ 21.31

TOTAL RETURN B, C                 (1.49)%                      9.84%                42.81%     28.28%    29.51%    9.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 60,184                     $ 82,879             $ 125,151  $ 42,367  $ 38,994  $ 21,838
(000 omitted)

Ratio of expenses to average      1.32% A                      1.33%                1.45%      1.82%     1.77%     2.36%
net assets

Ratio of expenses to average      1.28% A, E                   1.31% E              1.43% E    1.77% E   1.74% E   2.34% E
net assets after  expense
reductions

Ratio of net investment           (.17)% A                     (.10)%               .02%       .05%      .26%      .25%
income (loss) to average net
assets

Portfolio turnover rate           115% A                       72%                  157%       142%      164%      265%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN  RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.



BIOTECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BIOTECHNOLOGY            32.19%         102.37%      200.27%       626.76%

SELECT BIOTECHNOLOGY (LOAD      28.15%         96.23%       191.18%       604.88%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT BIOTECHNOLOGY            102.37%      24.60%        21.94%

SELECT BIOTECHNOLOGY  (LOAD     96.23%       23.83%        21.57%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             BIOTECHNOLOGY               S&P 500
             00042                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10109.46                     9959.00
  1989/10/31      10144.76                     9727.95
  1989/11/30      10462.45                     9926.40
  1989/12/31      10262.78                    10164.64
  1990/01/31       9494.87                     9482.59
  1990/02/28      10391.97                     9604.91
  1990/03/31      10829.75                     9859.44
  1990/04/30      10966.11                     9612.96
  1990/05/31      12509.11                    10550.22
  1990/06/30      13382.66                    10478.48
  1990/07/31      13418.95                    10444.95
  1990/08/31      13005.28                     9500.72
  1990/09/30      12714.98                     9038.04
  1990/10/31      12823.84                     8999.18
  1990/11/30      14376.93                     9580.52
  1990/12/31      14814.09                     9847.82
  1991/01/31      16515.41                    10277.18
  1991/02/28      18855.65                    11012.00
  1991/03/31      20802.14                    11278.49
  1991/04/30      19895.76                    11305.56
  1991/05/31      21158.74                    11793.96
  1991/06/30      20035.35                    11253.80
  1991/07/31      21839.00                    11778.23
  1991/08/31      23369.37                    12057.37
  1991/09/30      24579.61                    11856.01
  1991/10/31      27000.09                    12014.88
  1991/11/30      25196.44                    11530.68
  1991/12/31      29486.73                    12849.79
  1992/01/31      28895.70                    12610.79
  1992/02/29      26677.32                    12774.73
  1992/03/31      24653.24                    12525.62
  1992/04/30      22353.89                    12893.87
  1992/05/31      23956.96                    12957.05
  1992/06/30      23536.47                    12763.99
  1992/07/31      24766.85                    13286.04
  1992/08/31      23217.81                    13013.68
  1992/09/30      23138.15                    13167.24
  1992/10/31      24271.16                    13213.32
  1992/11/30      26661.09                    13663.90
  1992/12/31      26436.85                    13831.96
  1993/01/31      25078.26                    13948.15
  1993/02/28      21030.37                    14137.85
  1993/03/31      21346.76                    14436.15
  1993/04/30      21895.78                    14086.80
  1993/05/31      23310.22                    14464.33
  1993/06/30      23449.80                    14506.27
  1993/07/31      22677.44                    14448.25
  1993/08/31      23533.55                    14995.84
  1993/09/30      24501.32                    14880.37
  1993/10/31      26325.19                    15188.39
  1993/11/30      26120.47                    15044.10
  1993/12/31      26622.96                    15226.14
  1994/01/31      27534.90                    15743.82
  1994/02/28      25692.42                    15317.17
  1994/03/31      23096.19                    14649.34
  1994/04/30      22677.44                    14836.85
  1994/05/31      22295.92                    15080.17
  1994/06/30      21411.90                    14710.71
  1994/07/31      21467.73                    15193.22
  1994/08/31      23477.71                    15816.14
  1994/09/30      23403.27                    15428.65
  1994/10/31      22603.00                    15775.79
  1994/11/30      22184.25                    15201.24
  1994/12/31      21784.12                    15426.67
  1995/01/31      22761.19                    15826.69
  1995/02/28      23542.85                    16443.45
  1995/03/31      23924.38                    16928.70
  1995/04/30      24668.81                    17427.25
  1995/05/31      24892.15                    18123.82
  1995/06/30      25794.78                    18544.83
  1995/07/31      26948.66                    19159.78
  1995/08/31      28028.09                    19207.87
  1995/09/30      29284.33                    20018.44
  1995/10/31      29051.69                    19946.98
  1995/11/30      30019.46                    20822.65
  1995/12/31      32480.16                    21223.69
  1996/01/31      34401.18                    21946.15
  1996/02/29      34130.75                    22149.59
  1996/03/31      33589.88                    22362.89
  1996/04/30      34315.11                    22692.52
  1996/05/31      34715.57                    23277.76
  1996/06/30      32617.95                    23366.44
  1996/07/31      30224.76                    22334.12
  1996/08/31      31616.81                    22805.14
  1996/09/30      33466.53                    24088.62
  1996/10/31      32303.31                    24752.98
  1996/11/30      32494.00                    26624.06
  1996/12/31      34301.82                    26096.63
  1997/01/31      35873.95                    27727.15
  1997/02/28      36127.17                    27944.53
  1997/03/31      32402.61                    26796.29
  1997/04/30      30981.46                    28396.03
  1997/05/31      34920.05                    30124.78
  1997/06/30      35834.75                    31474.37
  1997/07/31      36049.98                    33978.79
  1997/08/31      36297.48                    32075.30
  1997/09/30      41075.45                    33832.06
  1997/10/31      39579.65                    32702.07
  1997/11/30      38880.17                    34215.85
  1997/12/31      39540.88                    34803.33
  1998/01/31      39868.97                    35188.26
  1998/02/28      41946.87                    37726.04
  1998/03/31      43660.23                    39657.99
  1998/04/30      41927.80                    40056.94
  1998/05/31      40496.24                    39368.37
  1998/06/30      40534.93                    40967.51
  1998/07/31      41192.67                    40531.21
  1998/08/31      34834.51                    34671.20
  1998/09/30      40663.90                    36892.24
  1998/10/31      43398.04                    39893.06
  1998/11/30      45139.12                    42310.97
  1998/12/31      51290.94                    44748.93
  1999/01/31      54283.02                    46620.33
  1999/02/28      53328.65                    45171.37
  1999/03/31      55946.72                    46978.68
  1999/04/30      51471.69                    48798.16
  1999/05/31      53489.17                    47646.04
  1999/06/30      57860.38                    50290.39
  1999/07/31      63266.20                    48720.33
  1999/08/31      70488.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 153942 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $70,488 - a 604.88% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Amgen, Inc.                   7.8

Medimmune, Inc.               7.1

Chiron Corp.                  5.7

Biogen, Inc.                  5.3

Immunex Corp.                 5.1

IDEC Pharmaceuticals Corp.    5.0

Schering-Plough Corp.         4.8

Merck & Co., Inc.             4.8

Genzyme Corp. (General        4.7
Division)

Gilead Sciences, Inc.         3.8

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals 89.2%
Computer Services
& Software 2.6%
Electronic Instruments 1.3%
Medical Facilities
Management 0.1%
Medical Equipment
& Supplies 0.1%
All Others 6.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.7
Row: 1, Col: 2, Value: 0.1
Row: 1, Col: 3, Value: 0.1
Row: 1, Col: 4, Value: 1.3
Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 6, Value: 89.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BIOTECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Rajiv Kaul)

Rajiv Kaul,
Portfolio Manager
of Fidelity Select Biotechnology Portfolio

Q. HOW DID THE FUND PERFORM, RAJIV?

A. For the six- and 12-month periods that ended August 31, 1999, the fund posted a total return of 32.19% and 102.37%, respectively. During the same periods, the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - returned -0.56% and 27.04%, respectively. The fund also compares its performance to the Standard & Poor's 500 Index, which returned 7.32% and 39.82% during the same periods.

Q. WHAT WERE THE PRIMARY FACTORS CONTRIBUTING TO THE FUND'S STRONG
PERFORMANCE?

A. Biotechnology companies have begun to reap the rewards of their drug research and development. Five years ago, investors bought biotechnology stocks on the hopes and expectations of breakthrough drugs; now, many of these companies are rolling out new drugs, or they are much closer to releasing new products to the market. Beyond the overall strength of the sector, the fund benefited from its focus on companies with strong business fundamentals, including promising new product launches, strong existing product pipelines and accelerating earnings outlooks.

Q. GENOMICS IS CONSIDERED CENTRAL TO THE SUCCESS OF BIOTECHNOLOGY
COMPANIES. CAN YOU TELL US MORE ABOUT THIS NEW FIELD OF RESEARCH?

A. Essentially, genomics is the decoding of the human genome, or genetic code, so that researchers can pinpoint the genetic differences of specific diseases and develop targeted treatments. While it's still too early to tell how great an impact genomics will have on the industry, biotechnology and pharmaceutical companies do not want to be caught behind in this new process of drug development. Genomics can be crucial to a company's success because it has the potential to help produce new drugs that can be very effective and profitable. Also, by targeting specific diseases and treatments more quickly, it may reduce the time spent in development, which saves money.

Q. IT SEEMS TRADITIONAL PHARMACEUTICAL COMPANIES AND BIOTECHNOLOGY COMPANIES ARE BECOMING MORE AND MORE ALIKE. DOES THIS TREND HAVE ANY EFFECT ON THE FUND'S STRATEGY?

A. After launching multiple product lines, mature biotechnology companies, such as Amgen, are beginning to look more like large pharmaceutical companies. At the same time, many large pharmaceutical companies have made significant investments in biotechnology. While the distinction between certain biotechnology and pharmaceutical companies is blurring, I've recently reduced the fund's exposure to traditional pharmaceutical stocks, but not because they look more like biotechnology stocks. On the contrary, I see more growth potential in certain biotechnology companies.

Q. WHICH STOCKS TURNED IN STRONG PERFORMANCE FOR THE FUND?

A. Medimmune was one of the fund's top performers after its shares rallied in response to strong sales of its blockbuster drug, Synagis, which is used in the prevention of respiratory disease. Immunex moved into the fund's top-10 holdings during the period, and provided strong performance due to the promising outlook for its lead drug, Enbrel, a treatment for rheumatoid arthritis. IDEC Pharmaceuticals, a leader in the development of targeted immunotherapies for cancer, also provided a boost to the fund's total return. It has a new drug called Rituxan, which exhibited robust sales results.

Q. WHICH HOLDINGS WERE DISAPPOINTMENTS DURING THE PERIOD?

A. Sepracor, Merck and Eli Lilly hurt fund performance. In general, each of these companies have solid business fundamentals. However, shares of Sepracor were hurt after the company's new product launch of Xopenex, an asthma drug, was a disappointment. Merck and Eli Lilly declined along with most of the pharmaceutical sector during the period, as investors became increasingly concerned about pending health care legislation and the potential loss of patent protection.

Q. WHAT'S YOUR OUTLOOK, RAJIV?

A. I'm optimistic about the short- and long-term growth prospects for biotechnology stocks. The sector is generally characterized by strong new product cycles, the benefits of consolidation and positive earnings and revenue growth estimates. In addition, health care legislation is not as much of a factor for biotechnology firms as for pharmaceutical companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 042

TRADING SYMBOL: FBIOX

SIZE: as of August 31, 1999, more than
$1.1 billion

MANAGER: Rajiv Kaul, since 1998; equity
research associate, health care industry,
1996-1998; joined Fidelity in 1996

BIOTECHNOLOGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                 SHARES                       VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 2.6%

Affymetrix, Inc. (a)              356,350                     $ 30,512,469

DRUGS & PHARMACEUTICALS - 89.2%

Alkermes, Inc. (a)                323,200                      11,998,800

Allergan, Inc.                    164,900                      16,469,388

Alliance Pharmaceutical Corp.     737,500                      2,304,688
(a)

Alpharma, Inc. Class A            90,000                       3,048,750

ALZA Corp. Class A. (a)           475,600                      23,958,350

Amgen, Inc. (a)                   1,086,700                    90,399,850

Anesta Corp. (a)                  125,000                      1,437,500

Aviron (a)                        317,600                      8,912,650

AXYS Pharmaceuticals, Inc. (a)    335,600                      1,405,325

Biochem Pharma, Inc. (a)          971,300                      25,120,389

BioCryst Pharmaceuticals,         120,000                      3,300,000
Inc. (a)

Biogen, Inc. (a)                  800,200                      61,415,350

BioMarin Pharmaceutical, Inc.     90,600                       1,404,300
(a)

Cell Genesys, Inc. (a)            100,000                      887,500

Cellegy Pharmaceuticals, Inc.     353,600                      2,850,900
(a)

Centocor, Inc. (a)                651,900                      39,032,513

Cephalon, Inc. (a)                594,400                      11,256,450

Chiron Corp. (a)                  2,055,200                    66,023,300

COR Therapeutics, Inc. (a)        375,000                      8,179,688

CV Therapeutics, Inc. (a)(c)      733,400                      11,642,725

Elan Corp. PLC sponsored ADR      125,000                      4,007,813
(a)

Enzo Biochem, Inc. (a)            160,000                      3,690,000

Forest Laboratories, Inc. (a)     362,600                      17,586,100

GelTex Pharmaceuticals, Inc.      195,000                      2,632,500
(a)

Genentech, Inc.                   167,300                      27,479,025

Genzyme Corp. (General            976,100                      55,088,644
Division)

Gilead Sciences, Inc. (a)         565,645                      44,084,957

Guilford Pharmaceuticals,         35,000                       472,500
Inc. (a)

Human Genome Sciences, Inc.       277,500                      18,887,344
(a)

ICOS Corp. (a)                    615,000                      19,564,688

IDEC Pharmaceuticals Corp. (a)    454,240                      57,716,870

Ilex Oncology, Inc. (a)           135,000                      2,362,500

Imclone Systems, Inc. (a)         300,000                      8,700,000

Immunex Corp. (a)                 881,600                      59,342,700

Inhale Therapeutic Systems,       181,000                      5,961,688
Inc. (a)

LeukoSite, Inc. (a)               305,000                      7,891,875

Ligand Pharmaceuticals, Inc.      335,000                      2,261,250
Class B (a)

Lilly (Eli) & Co.                 60,000                       4,477,500

Liposome, Inc. (a)                200,000                      3,943,750

Medco Research, Inc. (a)          61,920                       1,416,420

Medimmune, Inc. (a)               798,300                      82,374,581

Merck & Co., Inc.                 837,600                      56,276,250

Millennium Pharmaceuticals,       532,400                      31,378,325
Inc. (a)

NPS Pharmaceuticals, Inc. (a)     345,000                      2,328,750

QLT PhotoTherapeutics, Inc.       128,900                      10,536,549
(a)

Sangstat Medical Corp. (a)        214,500                      4,424,063

Schein Pharmaceutical, Inc.       213,000                      2,955,375
(a)

Schering-Plough Corp.             1,075,600                    56,536,225

Sepracor, Inc. (a)                448,800                      33,603,900

Serologicals Corp. (a)            135,000                      860,625



                                 SHARES                       VALUE (NOTE 1)

Transkaryotic Therapies, Inc.     30,000                      $ 1,181,250
(a)

U.S. Bioscience, Inc. (a)         319,600                      3,695,375

Vertex Pharmaceuticals, Inc.      285,000                      7,908,750
(a)

ViroPharma, Inc. (a)              218,100                      3,789,488

Watson Pharmaceuticals, Inc.      80,000                       2,870,000
(a)

XOMA Ltd. (a)                     120,000                      547,500

                                                               1,039,883,546

ELECTRONIC INSTRUMENTS - 1.3%

PE Corp. (Biosystems Group)       224,540                      15,451,159

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

Allscripts, Inc.                  1,300                        16,819

Cygnus, Inc. (a)                  64,800                       757,350

                                                               774,169

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Cryolife, Inc. (a)                110,000                      1,560,625

TOTAL COMMON STOCKS                                            1,088,181,968
(Cost $703,685,318)

CASH EQUIVALENTS - 8.2%



Central Cash Collateral Fund,     26,280,800                   26,280,800
5.26% (b)

Taxable Central Cash Fund,        68,967,353                   68,967,353
5.20% (b)

TOTAL CASH EQUIVALENTS                                         95,248,153
(Cost $95,248,153)

TOTAL INVESTMENT PORTFOLIO -                                   1,183,430,121
101.5%   (Cost $798,933,471)

NET OTHER ASSETS - (1.5%)                                      (17,403,753)

NET ASSETS - 100%                                            $ 1,166,026,368

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $483,399,071 and $348,157,007, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,063 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $25,556,806. The fund received cash collateral of $26,280,800 which was invested in the Central Cash Collateral Fund.

Transactions during the period with companies which are or were affiliates are as follows:

                                     PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                            COST                  COST                  INCOME
CV Therapeutics, Inc.                $ 1,112,287           $ 2,193,750           $ -            $ 11,642,725
Cellegy Pharmaceuticals, Inc.          -                     608,231               -              -
TOTALS                               $ 1,112,287           $ 2,801,981           $ -            $ 11,642,725


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $801,027,948. Net unrealized appreciation aggregated $382,402,173, of which $403,662,410 related to appreciated investment securities and $21,260,237 related to depreciated investment securities.

BIOTECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,183,430,121
value  (cost $798,933,471) -
 See accompanying schedule

Receivable for investments                   6,699,597
sold

Receivable for fund shares                   12,781,739
sold

Dividends receivable                         79,058

Interest receivable                          275,033

Redemption fees receivable                   12,655

Other receivables                            41,255

 TOTAL ASSETS                                1,203,319,458

LIABILITIES

Payable for investments        $ 6,505,317
purchased

Payable for fund shares         3,518,545
redeemed

Accrued management fee          503,481

Other payables and  accrued     484,947
expenses

Collateral on securities        26,280,800
loaned,  at value

 TOTAL LIABILITIES                           37,293,090

NET ASSETS                                  $ 1,166,026,368

Net Assets consist of:

Paid in capital                             $ 736,720,460

Accumulated net investment                   (2,708,813)
loss

Accumulated undistributed net                47,517,178
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  384,497,543
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 21,390,167                  $ 1,166,026,368
shares outstanding

NET ASSET VALUE and                          $54.51
redemption price per share
($1,166,026,368 (divided by)
21,390,167 shares)

Maximum offering price per                   $56.20
share (100/97.00 of $54.51)

STATEMENT OF OPERATIONS
                             SIX MONTHS ENDED AUGUST 31,
                                        1999 (UNAUDITED)

INVESTMENT INCOME                              $ 693,795
Dividends

Interest                                        1,390,509

Security lending                                109,092

 TOTAL INCOME                                   2,193,396

EXPENSES

Management fee                   $ 2,410,374

Transfer agent fees               2,158,288

Accounting and security           284,663
lending fees

Non-interested trustees'          679
compensation

Custodian fees and expenses       20,590

Registration fees                 47,902

Audit                             13,224

Legal                             572

 Total expenses before            4,936,292
reductions

 Expense reductions               (34,083)      4,902,209

NET INVESTMENT INCOME (LOSS)                    (2,708,813)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            48,534,932
(including realized loss of
$1,532,357 on sales of
investments in  affiliated
issuers)

 Foreign currency transactions    29,528        48,564,460

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            199,057,428

 Assets and liabilities in        248           199,057,676
foreign currencies

NET GAIN (LOSS)                                 247,622,136

NET INCREASE (DECREASE) IN                     $ 244,913,323
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,648,580
charges paid to FDC

 Sales charges - Retained by                   $ 1,646,497
FDC

 Deferred sales charges                        $ 7,587
withheld   by FDC

 Exchange fees withheld by FSC                 $ 12,675

 Expense reductions  Directed                  $ 31,299
brokerage arrangements

  Custodian credits                             1,815

  Transfer agent credits                        969

                                               $ 34,083

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,708,813)                $ (4,327,543)
income (loss)

 Net realized gain (loss)         48,564,460                   2,585,385

 Change in net unrealized         199,057,676                  152,855,134
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       244,913,323                  151,112,976
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (2,262,626)                  (33,971,527)
from net realized gains

Share transactions Net            399,730,582                  320,529,357
proceeds from sales of shares

 Reinvestment of distributions    2,159,395                    33,062,818

 Cost of shares redeemed          (220,487,785)                (309,253,094)

 NET INCREASE (DECREASE) IN       181,402,192                  44,339,081
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  443,956                      507,092

  TOTAL INCREASE (DECREASE)       424,496,845                  161,987,622
IN NET ASSETS

NET ASSETS

 Beginning of period              741,529,523                  579,541,901

 End of period (including        $ 1,166,026,368              $ 741,529,523
accumulated net investment
loss of $2,708,813 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             8,440,275                    9,105,791

 Issued in reinvestment of        49,802                       970,436
distributions

 Redeemed                         (5,033,864)                  (8,928,498)

 Net increase (decrease)          3,456,213                    1,147,729


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 41.35                      $ 34.52                   $ 34.24    $ 36.60    $ 25.30
period

Income from Investment
Operations

Net investment income (loss) D    (.15)                        (.26)                     (.27)      (.20)      .11

Net realized and unrealized       13.41                        9.15                      5.20       1.89       11.21
gain (loss)

Total from investment             13.26                        8.89                      4.93       1.69       11.32
operations

Less Distributions

 From net investment income       -                            -                         -          (.03)      (.07)

From net realized gain            (.12)                        (2.09)                    (4.71)     (4.06)     -

Total distributions               (.12)                        (2.09)                    (4.71)     (4.09)     (.07)

Redemption fees added to paid     .02                          .03                       .06        .04        .05
in capital

Net asset value, end of period   $ 54.51                      $ 41.35                   $ 34.52    $ 34.24    $ 36.60

TOTAL RETURN B, C                 32.19%                       27.13%                    16.11%     5.85%      44.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,166,026                  $ 741,530                 $ 579,542  $ 674,902  $ 1,096,864
(000 omitted)

Ratio of expenses to average      1.17% A                      1.34%                     1.49%      1.57%      1.44% E
net assets

Ratio of expenses to average      1.16% A, F                   1.30% F                   1.47% F    1.56% F    1.43% F
net assets after  expense
reductions

Ratio of net investment           (.64)% A                     (.75)%                    (.81)%     (.59)%     .35%
income (loss) to average net
assets

Portfolio turnover rate           88% A                        86%                       162%       41%        67%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 27.61
period

Income from Investment
Operations

Net investment income (loss) D    (.06)

Net realized and unrealized       (2.26)
gain (loss)

Total from investment             (2.32)
operations

Less Distributions

 From net investment income       -

From net realized gain            -

Total distributions               -

Redemption fees added to paid     .01
in capital

Net asset value, end of period   $ 25.30

TOTAL RETURN B, C                 (8.37)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 448,197
(000 omitted)

Ratio of expenses to average      1.59%
net assets

Ratio of expenses to average      1.59%
net assets after  expense
reductions

Ratio of net investment           (.27)%
income (loss) to average net
assets

Portfolio turnover rate           77%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. F FMR OR THE
FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


HEALTH CARE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HEALTH CARE              -2.02%         24.77%       221.87%       660.03%

SELECT HEALTH CARE (LOAD ADJ.)  -5.03%         20.96%       212.14%       637.16%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT HEALTH CARE              24.77%       26.34%        22.49%

SELECT HEALTH CARE (LOAD ADJ.)  20.96%       25.57%        22.11%

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Health Care                 S&P 500
             00063                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9770.01                     9959.00
  1989/10/31       9697.88                     9727.95
  1989/11/30      10115.84                     9926.40
  1989/12/31      10218.58                    10164.64
  1990/01/31       9632.27                     9482.59
  1990/02/28       9531.33                     9604.91
  1990/03/31       9911.47                     9859.44
  1990/04/30       9911.47                     9612.96
  1990/05/31      11275.24                    10550.22
  1990/06/30      11659.41                    10478.48
  1990/07/31      11820.38                    10444.95
  1990/08/31      11290.51                     9500.72
  1990/09/30      10950.68                     9038.04
  1990/10/31      11201.08                     8999.18
  1990/11/30      12392.73                     9580.52
  1990/12/31      12703.37                     9847.82
  1991/01/31      13957.41                    10277.18
  1991/02/28      15681.40                    11012.00
  1991/03/31      17079.30                    11278.49
  1991/04/30      16781.98                    11305.56
  1991/05/31      17693.13                    11793.96
  1991/06/30      16895.30                    11253.80
  1991/07/31      18390.28                    11778.23
  1991/08/31      19309.29                    12057.37
  1991/09/30      19698.39                    11856.01
  1991/10/31      20996.26                    12014.88
  1991/11/30      19849.42                    11530.68
  1991/12/31      23335.15                    12849.79
  1992/01/31      22569.53                    12610.79
  1992/02/29      21584.00                    12774.73
  1992/03/31      20267.24                    12525.62
  1992/04/30      19118.81                    12893.87
  1992/05/31      19512.48                    12957.05
  1992/06/30      18760.39                    12763.99
  1992/07/31      19888.94                    13286.04
  1992/08/31      19352.51                    13013.68
  1992/09/30      18012.90                    13167.24
  1992/10/31      18566.92                    13213.32
  1992/11/30      19584.09                    13663.90
  1992/12/31      19266.85                    13831.96
  1993/01/31      18232.09                    13948.15
  1993/02/28      16286.51                    14137.85
  1993/03/31      16735.73                    14436.15
  1993/04/30      16729.53                    14086.80
  1993/05/31      17398.71                    14464.33
  1993/06/30      17336.75                    14506.27
  1993/07/31      16772.91                    14448.25
  1993/08/31      17370.83                    14995.84
  1993/09/30      17912.99                    14880.37
  1993/10/31      19245.16                    15188.39
  1993/11/30      19180.10                    15044.10
  1993/12/31      19732.46                    15226.14
  1994/01/31      20123.26                    15743.82
  1994/02/28      19636.31                    15317.17
  1994/03/31      18355.34                    14649.34
  1994/04/30      19091.71                    14836.85
  1994/05/31      20169.97                    15080.17
  1994/06/30      19849.91                    14710.71
  1994/07/31      20247.66                    15193.22
  1994/08/31      22904.46                    15816.14
  1994/09/30      23069.15                    15428.65
  1994/10/31      23389.21                    15775.79
  1994/11/30      23895.72                    15201.24
  1994/12/31      23966.77                    15426.67
  1995/01/31      25236.20                    15826.69
  1995/02/28      25771.05                    16443.45
  1995/03/31      26471.77                    16928.70
  1995/04/30      26840.75                    17427.25
  1995/05/31      27099.36                    18123.82
  1995/06/30      28470.66                    18544.83
  1995/07/31      30100.57                    19159.78
  1995/08/31      30355.77                    19207.87
  1995/09/30      32057.14                    20018.44
  1995/10/31      32135.40                    19946.98
  1995/11/30      33489.69                    20822.65
  1995/12/31      34959.10                    21223.69
  1996/01/31      36209.56                    21946.15
  1996/02/29      35998.17                    22149.59
  1996/03/31      36123.57                    22362.89
  1996/04/30      35972.34                    22692.52
  1996/05/31      36624.90                    23277.76
  1996/06/30      36650.86                    23366.44
  1996/07/31      35219.67                    22334.12
  1996/08/31      36413.56                    22805.14
  1996/09/30      38919.98                    24088.62
  1996/10/31      38156.19                    24752.98
  1996/11/30      40206.56                    26624.06
  1996/12/31      40363.51                    26096.63
  1997/01/31      42800.55                    27727.15
  1997/02/28      43346.35                    27944.53
  1997/03/31      40968.54                    26796.29
  1997/04/30      43013.15                    28396.03
  1997/05/31      46289.09                    30124.78
  1997/06/30      49732.68                    31474.37
  1997/07/31      51590.40                    33978.79
  1997/08/31      47997.29                    32075.30
  1997/09/30      50974.18                    33832.06
  1997/10/31      50956.06                    32702.07
  1997/11/30      52383.34                    34215.85
  1997/12/31      52935.34                    34803.33
  1998/01/31      56744.28                    35188.26
  1998/02/28      59155.39                    37726.04
  1998/03/31      61259.92                    39657.99
  1998/04/30      62420.91                    40056.94
  1998/05/31      62046.75                    39368.37
  1998/06/30      65734.92                    40967.51
  1998/07/31      65932.69                    40531.21
  1998/08/31      59085.53                    34671.20
  1998/09/30      65938.04                    36892.24
  1998/10/31      67894.37                    39893.06
  1998/11/30      70791.45                    42310.97
  1998/12/31      74788.96                    44748.93
  1999/01/31      75631.07                    46620.33
  1999/02/28      75242.82                    45171.37
  1999/03/31      76276.32                    46978.68
  1999/04/30      71794.79                    48798.16
  1999/05/31      70602.11                    47646.04
  1999/06/30      73856.90                    50290.39
  1999/07/31      71906.25                    48720.33
  1999/08/31      73716.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154435 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $73,716 - a 637.16% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Lilly (Eli) & Co.             8.4

Bristol-Myers Squibb Co.      7.8

Johnson & Johnson             6.3

Merck & Co., Inc.             5.9

Schering-Plough Corp.         5.8

Warner-Lambert Co.            5.7

Amgen, Inc.                   4.8

Abbott Laboratories           4.7

Pfizer, Inc.                  3.0

Medtronic, Inc.               3.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Drugs & Pharmaceuticals 55.4%
Medical Equipment
& Supplies 28.2%
Medical Facilities
Management 5.5%
Computer Services
& Software 1.6%
Drug Stores 1.1%
All Others 8.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.199999999999999
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 1.6
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 28.2
Row: 1, Col: 6, Value: 55.4

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

HEALTH CARE PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Beso Sikharulidze) (photograph of Ramin Arani)

NOTE TO SHAREHOLDERS: On August 2, 1999, Ramin Arani (right) became Portfolio Manager of Fidelity Select Health Care Portfolio. The following is an interview with Beso Sikharulidze, who managed the fund during most of the period covered by this report, with comments from Ramin Arani on his investment strategy and outlook.

Q. HOW DID THE FUND PERFORM, BESO?

B.S. The past six-month period was a difficult time for health care stocks. For the six months that ended August 31, 1999, the fund posted a loss of 2.02%. This performance lagged the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56%. During the same period, the Standard & Poor's 500 Index returned 7.32%. For the 12-month period that ended August 31, 1999, the fund returned 24.77%, while the Goldman Sachs Health Care Index and S&P 500 index returned 27.04% and 39.82%, respectively.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE GOLDMAN SACHS
INDEX?

B.S. The fund's performance relative to the Goldman Sachs index was hurt primarily because of an overweighted position in pharmaceutical companies and an underweighted position in medical equipment manufacturers. In hindsight, I underestimated the extent of investor uncertainty with respect to large-cap drug companies, as they seemed to ignore the strong pipelines of profitable drugs and favorable long-term growth prospects.

Q. WHY DID INVESTORS SELL OFF HEALTH CARE STOCKS DURING THE PAST SIX
MONTHS?

B.S. Despite positive business fundamentals in the form of strong corporate earnings driven by innovative new drugs and an aging population with increasing demand for health care products, the market favored cyclical, value and smaller-cap stocks during much of 1999. Investors' concerns about the loss of patent protection and increased competition for many popular drugs at the large pharmaceutical companies were also major factors for the sell-off.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

B.S. Amgen, the largest biotechnology company in the U.S., performed well on continued strong sales of its two main drugs, Epogen, the company's blockbuster anemia drug, and Neupogen, its new cancer drug. Shares of VISX, the leading manufacturer of lasers used in corrective eye surgery, performed well on strong consumer demand. The fund's holdings in Johnson & Johnson also contributed to total return as the company's well-diversified line of medical products and surgical supplies held up nicely during the market sell-off of health care stocks in the second quarter.

Q. WHICH STOCKS TURNED OUT TO BE DISAPPOINTMENTS?

B.S. The large-cap drug companies, such as Eli Lilly, Merck and Schering-Plough, hurt fund performance. Shares of these companies faltered in the second quarter due to investor nervousness over high valuations, a weakening product pipeline outlook and the possibility that Medicare reform could lead to government-sanctioned price controls. Another detractor was McKesson HBOC. While the fund's position in this stock was not significant, it detracted from total return before I could sell the remaining shares following the discovery of accounting irregularities at its recently acquired HBO & Co. division.

Q. TURNING TO YOU, RAMIN, DO YOU ANTICIPATE ANY MAJOR CHANGES TO THE FUND'S INVESTMENT STRATEGY?

R.A. Not really. Similar to Beso's approach, I believe new product innovation is the lifeblood of the industry and drives corporate returns on investment because it leads directly to earnings. As a result, my team of analysts and I will continue to closely examine each company's product pipeline and business fundamentals. Of course, we'll keep a close eye on external factors, such as Medicare reform and patent protection, which can affect both the industry and individual holdings.

Q. WHAT'S YOUR OUTLOOK?

R.A. While the short-term outlook for the sector could be choppy given an uncertain U.S. interest-rate environment and the global economic recovery, I'm optimistic that health care stocks won't remain in the doldrums for very long. In light of favorable long-term prospects for market growth, pharmaceutical and biotechnology companies in particular should benefit from reasonable valuations, steady earnings growth and promising multi-product pipelines.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 063

TRADING SYMBOL: FSPHX

SIZE: as of August 31, 1999, more than $2.8 billion

MANAGER: Ramin Arani, since August 1999;
manager, Fidelity Select Retailing Portfolio
1997-1999; equity research associate,
1992-1996; joined Fidelity in 1992

HEALTH CARE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.7%

                                 SHARES          VALUE (NOTE 1)

AGRICULTURE - 0.3%

Pioneer Hi-Bred                   224,100        $ 8,767,913
International, Inc.

COMPUTER SERVICES & SOFTWARE
- 1.6%

Affymetrix, Inc. (a)              95,600          8,185,750

Healtheon Corp. (a)               63,700          2,153,856

IMS Health, Inc.                  928,300         25,644,288

Shared Medical Systems Corp.      183,100         10,287,931

                                                  46,271,825

DRUG STORES - 1.1%

CVS Corp.                         717,154         29,896,357

DRUGS & PHARMACEUTICALS - 55.4%

Allergan, Inc.                    248,280         24,796,965

American Home Products Corp.      1,330,200       55,203,300

Amgen, Inc. (a)                   1,648,100       137,101,319

Banyu Pharmaceutical Co. Ltd.     137,000         2,626,318

Biogen, Inc. (a)                  540,600         41,491,050

Bristol-Myers Squibb Co.          3,138,800       220,893,050

Centocor, Inc. (a)                85,000          5,089,375

Cephalon, Inc. (a)                163,700         3,100,069

Chiron Corp. (a)                  643,700         20,678,863

Forest Laboratories, Inc. (a)     554,400         26,888,400

Genentech, Inc.                   59,500          9,772,875

Genzyme Corp.                     250             1,625

Genzyme Corp. (General            438,700         24,759,131
Division)

Gilead Sciences, Inc. (a)         164,600         12,828,513

IDEC Pharmaceuticals Corp. (a)    11,300          1,435,806

Immunex Corp. (a)                 464,400         31,259,925

Lilly (Eli) & Co.                 3,221,152       240,378,462

Medicis Pharmaceutical Corp.      358,700         9,774,575
Class A (a)

Medimmune, Inc. (a)               194,100         20,028,694

Merck & Co., Inc.                 2,497,900       167,827,656

Pfizer, Inc.                      2,286,800       86,326,700

Pharmacia & Upjohn, Inc.          597,700         31,229,825

Quintiles Transnational Corp.     990,100         35,457,956
(a)

Schering-Plough Corp.             3,134,200       164,741,388

Sepracor, Inc. (a)                118,800         8,895,150

Shire Pharmaceuticals Group       97,900          2,447,500
PLC ADR (a)

Takeda Chemical Industries        212,000         10,644,028
Ltd.

Warner-Lambert Co.                2,471,600       163,743,500

Watson Pharmaceuticals, Inc.      217,800         7,813,575
(a)

Yamanouchi Pharmaceutical Co.     254,000         11,315,168
Ltd.

                                                  1,578,550,761

ELECTRONIC INSTRUMENTS - 0.7%

Beckman Coulter, Inc.             63,700                        3,017,788



                                 SHARES                        VALUE (NOTE 1)

PE Corp. (Biosystems Group)       104,100                      $ 7,163,381

Waters Corp. (a)                  140,600                       9,270,813

                                                                19,451,982

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Mettler-Toledo International,     465,800                       12,401,925
Inc. (a)

INSURANCE - 1.0%

CIGNA Corp.                       325,300                       29,216,006

MEDICAL EQUIPMENT & SUPPLIES
- 28.2%

Abbott Laboratories               3,056,000                     132,554,000

Allscripts, Inc.                  4,200                         54,338

AmeriSource Health Corp.          667,300                       17,224,681
Class A (a)

Bard (C.R.), Inc.                 400                           18,650

Baxter International, Inc.        1,025,900                     68,799,419

Becton, Dickinson & Co.           914,400                       25,717,500

Biomet, Inc.                      735,600                       26,297,700

Boston Scientific Corp. (a)       1,792,536                     60,834,191

Cardinal Health, Inc.             1,120,505                     71,432,194

Guidant Corp.                     1,139,220                     66,857,974

Johnson & Johnson                 1,765,200                     180,491,700

Mallinckrodt, Inc.                2,900                         92,981

Medtronic, Inc.                   1,102,386                     86,261,705

Resmed, Inc. (a)                  139,500                       3,871,125

St. Jude Medical, Inc. (a)        302,000                       10,947,500

Stryker Corp.                     159,500                       9,191,188

Sybron International, Inc. (a)    215,800                       5,556,850

VISX, Inc. (a)                    318,600                       28,833,300

Xomed Surgical Products, Inc.     144,500                       8,498,406
(a)

                                                                803,535,402

MEDICAL FACILITIES MANAGEMENT
- 5.5%

Columbia/HCA Healthcare Corp.     2,415,400                     59,479,225

Express Scripts, Inc. Class A     100,000                       6,737,500
(a)

Health Management Associates,     727,700                       5,821,600
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             510,100                       4,176,444

Lincare Holdings, Inc.            238,300                       6,285,163

Trigon Healthcare, Inc. (a)       244,800                       8,889,300

United HealthCare Corp.           761,800                       46,326,963

Wellpoint Health Networks,        245,100                       17,861,663
Inc. (a)

                                                                155,577,858

SERVICES - 0.5%

Gartner Group, Inc. Class B       137,664                       2,822,112
(a)

Medpartners, Inc. (a)             1,533,300                     10,733,100

                                                                13,555,212

TOTAL COMMON STOCKS                                             2,697,225,241
(Cost $1,972,555,574)

CASH EQUIVALENTS - 5.9%

                                 SHARES                        VALUE (NOTE 1)

Central Cash Collateral Fund,     1,798,300                    $ 1,798,300
5.26% (b)

Taxable Central Cash Fund,        166,539,508                   166,539,508
5.20% (b)

TOTAL CASH EQUIVALENTS                                          168,337,808
(Cost $168,337,808)

TOTAL INVESTMENT PORTFOLIO -                                    2,865,563,049
100.6%  (Cost $2,140,893,382)

NET OTHER ASSETS - (0.6%)                                       (15,833,860)

NET ASSETS - 100%                                             $ 2,849,729,189

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,205,759,030 and $1,438,049,395, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $90,995 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,767,794. The fund received cash collateral of $1,798,300 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $2,143,981,279. Net unrealized appreciation aggregated $721,581,770, of which $766,638,249 related to appreciated investment securities and $45,056,479 related to depreciated investment securities.

HEALTH CARE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,865,563,049
value  (cost $2,140,893,382)
-  See accompanying schedule

Receivable for investments                    2,141,833
sold

Receivable for fund shares                    3,952,622
sold

Dividends receivable                          2,830,518

Interest receivable                           753,633

Redemption fees receivable                    4,784

Other receivables                             195,340

 TOTAL ASSETS                                 2,875,441,779

LIABILITIES

Payable for investments        $ 13,019,990
purchased

Payable for fund shares         8,404,206
redeemed

Accrued management fee          1,356,697

Other payables and  accrued     1,133,397
expenses

Collateral on securities        1,798,300
loaned,  at value

 TOTAL LIABILITIES                            25,712,590

NET ASSETS                                   $ 2,849,729,189

Net Assets consist of:

Paid in capital                              $ 1,985,456,593

Undistributed net investment                  1,978,856
income

Accumulated undistributed net                 137,623,158
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   724,670,582
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 21,542,664                   $ 2,849,729,189
shares outstanding

NET ASSET VALUE and                           $132.28
redemption price per share
($2,849,729,189 (divided by)
21,542,664 shares)

Maximum offering price per                    $136.37
share (100/97.00 of $132.28)

STATEMENT OF OPERATIONS
                                  SIX MONTHS ENDED AUGUST 31,
                                             1999 (UNAUDITED)

INVESTMENT INCOME                                $ 13,578,244
Dividends

Interest                                          4,030,686

Security lending                                  115,846

 TOTAL INCOME                                     17,724,776

EXPENSES

Management fee                   $ 8,702,356

Transfer agent fees               6,375,159

Accounting and security           861,719
lending fees

Non-interested trustees'          4,510
compensation

Custodian fees and expenses       58,794

Registration fees                 95,466

Audit                             46,239

Legal                             2,473

 Total expenses before            16,146,716
reductions

 Expense reductions               (400,808)       15,745,908

NET INVESTMENT INCOME                             1,978,868

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            137,901,176

 Foreign currency transactions    (84,368)        137,816,808

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (206,568,217)

 Assets and liabilities in        (2,513)         (206,570,730)
foreign currencies

NET GAIN (LOSS)                                   (68,753,922)

NET INCREASE (DECREASE) IN                       $ (66,775,054)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                          $ 4,564,759
charges paid to FDC

 Sales charges - Retained by                     $ 4,541,754
FDC

 Deferred sales charges                          $ 28,106
withheld   by FDC

 Exchange fees withheld by FSC                   $ 74,175

 Expense reductions  Directed                    $ 394,843
brokerage arrangements

  Custodian credits                               1,571

  Transfer agent credits                          4,394

                                                 $ 400,808

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,978,868                  $ 3,477,655
income

 Net realized gain (loss)         137,816,808                  141,016,806

 Change in net unrealized         (206,570,730)                456,695,074
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (66,775,054)                 601,189,535
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (687,260)                    (3,782,810)
From net investment income

 From net realized gain           (59,789,028)                 (121,803,514)

 TOTAL DISTRIBUTIONS              (60,476,288)                 (125,586,324)

Share transactions Net            427,142,594                  1,715,677,379
proceeds from sales of shares

 Reinvestment of distributions    58,065,061                   121,790,160

 Cost of shares redeemed          (654,664,106)                (1,393,295,000)

 NET INCREASE (DECREASE) IN       (169,456,451)                444,172,539
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  612,426                      2,029,623

  TOTAL INCREASE (DECREASE)       (296,095,367)                921,805,373
IN NET ASSETS

NET ASSETS

 Beginning of period              3,145,824,556                2,224,019,183

 End of period (including        $ 2,849,729,189              $ 3,145,824,556
undistributed net investment
income of $1,978,856 and
$1,027,364, respectively)

OTHER INFORMATION
Shares

 Sold                             3,185,441                    13,702,070

 Issued in reinvestment of        422,477                      985,706
distributions

 Redeemed                         (4,926,649)                  (11,362,310)

 Net increase (decrease)          (1,318,731)                  3,325,466


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                   1998         1997         1996 F

Net asset value, beginning of    $ 137.60                     $ 113.84               $ 102.45     $ 100.47     $ 76.13
period

Income from Investment
Operations

Net investment income D           .09                          .17                    .33          .52          .95

Net realized and unrealized       (2.80)                       29.85                  31.94        18.01        28.85
gain (loss)

Total from investment             (2.71)                       30.02                  32.27        18.53        29.80
operations

Less Distributions

 From net investment income       (.03)                        (.19)                  (.25)        (.65)        (.59)

From net realized gain            (2.61)                       (6.17)                 (20.73)      (15.95)      (4.92)

Total distributions               (2.64)                       (6.36)                 (20.98)      (16.60)      (5.51)

Redemption fees added to paid     .03                          .10                    .10          .05          .05
in capital

Net asset value, end of period   $ 132.28                     $ 137.60               $ 113.84     $ 102.45     $ 100.47

TOTAL RETURN B, C                 (2.02)%                      27.20%                 36.47%       20.41%       39.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,849,729                  $ 3,145,825            $ 2,224,019  $ 1,372,554  $ 1,525,910
(000 omitted)

Ratio of expenses to average      1.06% A                      1.07%                  1.20%        1.33%        1.31%
net assets

Ratio of expenses to average      1.04% A, E                   1.05% E                1.18% E      1.32% E      1.30% E
net assets after  expense
reductions

Ratio of net investment           .13% A                       .14%                   .31%         .52%         1.06%
income to average net assets

Portfolio turnover rate           84% A                        66%                    79%          59%          54%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 63.31
period

Income from Investment
Operations

Net investment income D           .75

Net realized and unrealized       18.38
gain (loss)

Total from investment             19.13
operations

Less Distributions

 From net investment income       (.62)

From net realized gain            (5.74)

Total distributions               (6.36)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 76.13

TOTAL RETURN B, C                 31.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 943,141
(000 omitted)

Ratio of expenses to average      1.39%
net assets

Ratio of expenses to average      1.36% E
net assets after  expense
reductions

Ratio of net investment           1.08%
income to average net assets

Portfolio turnover rate           151%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.  F FOR THE YEAR ENDED FEBRUARY 29


MEDICAL DELIVERY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MEDICAL DELIVERY         -9.96%         -13.54%      25.54%        187.17%

SELECT MEDICAL DELIVERY (LOAD   -12.73%        -16.20%      21.71%        178.48%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Health Care                  -0.56%         27.04%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MEDICAL DELIVERY         -13.54%      4.65%         11.13%

SELECT MEDICAL DELIVERY         -16.20%      4.01%         10.78%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Health Care                  27.04%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Medical Delivery            S&P 500
             00505                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9968.77                     9959.00
  1989/10/31       9634.84                     9727.95
  1989/11/30      10082.79                     9926.40
  1989/12/31      10083.38                    10164.64
  1990/01/31       8598.81                     9482.59
  1990/02/28       8815.66                     9604.91
  1990/03/31       9224.33                     9859.44
  1990/04/30       9316.07                     9612.96
  1990/05/31      10633.83                    10550.22
  1990/06/30      11142.59                    10478.48
  1990/07/31      11184.29                    10444.95
  1990/08/31      10291.88                     9500.72
  1990/09/30       9607.98                     9038.04
  1990/10/31       9491.22                     8999.18
  1990/11/30      10808.98                     9580.52
  1990/12/31      11723.12                     9847.82
  1991/01/31      13612.56                    10277.18
  1991/02/28      14454.23                    11012.00
  1991/03/31      16601.32                    11278.49
  1991/04/30      16103.19                    11305.56
  1991/05/31      17434.39                    11793.96
  1991/06/30      15965.63                    11253.80
  1991/07/31      17567.56                    11778.23
  1991/08/31      17773.40                    12057.37
  1991/09/30      17934.48                    11856.01
  1991/10/31      18328.25                    12014.88
  1991/11/30      17818.14                    11530.68
  1991/12/31      20846.65                    12849.79
  1992/01/31      20864.97                    12610.79
  1992/02/29      20058.95                    12774.73
  1992/03/31      18730.85                    12525.62
  1992/04/30      17988.94                    12893.87
  1992/05/31      17805.75                    12957.05
  1992/06/30      16868.14                    12763.99
  1992/07/31      17828.04                    13286.04
  1992/08/31      17808.04                    13013.68
  1992/09/30      15718.27                    13167.24
  1992/10/31      16498.18                    13213.32
  1992/11/30      18118.00                    13663.90
  1992/12/31      18098.01                    13831.96
  1993/01/31      17178.11                    13948.15
  1993/02/28      14458.41                    14137.85
  1993/03/31      14778.37                    14436.15
  1993/04/30      14598.39                    14086.80
  1993/05/31      15048.34                    14464.33
  1993/06/30      15198.33                    14506.27
  1993/07/31      15578.28                    14448.25
  1993/08/31      15528.29                    14995.84
  1993/09/30      16808.15                    14880.37
  1993/10/31      17598.06                    15188.39
  1993/11/30      17888.03                    15044.10
  1993/12/31      19097.90                    15226.14
  1994/01/31      20167.78                    15743.82
  1994/02/28      20277.77                    15317.17
  1994/03/31      19267.88                    14649.34
  1994/04/30      19887.81                    14836.85
  1994/05/31      20557.74                    15080.17
  1994/06/30      19287.88                    14710.71
  1994/07/31      20147.78                    15193.22
  1994/08/31      22187.56                    15816.14
  1994/09/30      22977.47                    15428.65
  1994/10/31      23727.39                    15775.79
  1994/11/30      22707.50                    15201.24
  1994/12/31      22886.93                    15426.67
  1995/01/31      23891.57                    15826.69
  1995/02/28      24257.85                    16443.45
  1995/03/31      25796.20                    16928.70
  1995/04/30      24957.82                    17427.25
  1995/05/31      24139.19                    18123.82
  1995/06/30      24527.51                    18544.83
  1995/07/31      27004.40                    19159.78
  1995/08/31      27130.35                    19207.87
  1995/09/30      27697.09                    20018.44
  1995/10/31      27224.80                    19946.98
  1995/11/30      29502.28                    20822.65
  1995/12/31      30252.60                    21223.69
  1996/01/31      31879.68                    21946.15
  1996/02/29      32541.74                    22149.59
  1996/03/31      32855.93                    22362.89
  1996/04/30      33230.04                    22692.52
  1996/05/31      33159.86                    23277.76
  1996/06/30      32376.19                    23366.44
  1996/07/31      28867.21                    22334.12
  1996/08/31      31534.03                    22805.14
  1996/09/30      33791.48                    24088.62
  1996/10/31      31241.62                    24752.98
  1996/11/30      33007.80                    26624.06
  1996/12/31      33581.82                    26096.63
  1997/01/31      35170.66                    27727.15
  1997/02/28      35958.73                    27944.53
  1997/03/31      33683.50                    26796.29
  1997/04/30      34451.42                    28396.03
  1997/05/31      37645.95                    30124.78
  1997/06/30      37907.57                    31474.37
  1997/07/31      40344.78                    33978.79
  1997/08/31      38954.06                    32075.30
  1997/09/30      40110.70                    33832.06
  1997/10/31      38788.82                    32702.07
  1997/11/30      39711.38                    34215.85
  1997/12/31      40344.65                    34803.33
  1998/01/31      39167.61                    35188.26
  1998/02/28      43860.29                    37726.04
  1998/03/31      45625.85                    39657.99
  1998/04/30      46760.55                    40056.94
  1998/05/31      44555.48                    39368.37
  1998/06/30      45139.18                    40967.51
  1998/07/31      41653.21                    40531.21
  1998/08/31      32216.79                    34671.20
  1998/09/30      33286.90                    36892.24
  1998/10/31      35556.83                    39893.06
  1998/11/30      36918.79                    42310.97
  1998/12/31      37859.19                    44748.93
  1999/01/31      32460.00                    46620.33
  1999/02/28      30935.90                    45171.37
  1999/03/31      29719.87                    46978.68
  1999/04/30      32476.21                    48798.16
  1999/05/31      32070.87                    47646.04
  1999/06/30      31243.96                    50290.39
  1999/07/31      29476.66                    48720.33
  1999/08/31      27848.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120609 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $27,848 - a 178.48% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Lincare Holdings, Inc.            9.8

CIGNA Corp.                       7.8

Columbia/HCA Healthcare Corp.     7.7

United HealthCare Corp.           7.3

Health Management Associates,     6.6
Inc. Class A

Wellpoint Health Networks, Inc.   6.6

Tenet Healthcare Corp.            5.1

Apria Healthcare Group, Inc.      3.8

Universal Health Services,        3.7
Inc. Class B

HEALTHSOUTH Corp.                 3.4

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Medical Facilities
Management 64.8%
Insurance 10.7%
Drugs & Pharmaceuticals 7.7%
Medical Equipment
& Supplies 6.8%
Services 2.1%
All Others 7.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.9
Row: 1, Col: 2, Value: 2.1
Row: 1, Col: 3, Value: 6.8
Row: 1, Col: 4, Value: 7.7
Row: 1, Col: 5, Value: 10.7
Row: 1, Col: 6, Value: 64.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MEDICAL DELIVERY PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of John Porter) (photograph of Shep Perkins)

NOTE TO SHAREHOLDERS: On August 2, 1999, Shep Perkins (right) became Portfolio Manager of Fidelity Select Medical Delivery Portfolio. The following is an interview with John Porter, who managed the fund for most of the period covered by this report, with comments from Shep Perkins on his investment style and outlook.

Q. HOW DID THE FUND PERFORM, JOHN?

J.P. For the six- and 12-month periods ending August 31, 1999, the fund returned -9.96% and -13.54%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively, for the same periods. The fund also compares itself to the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56% and 27.04%, respectively, during the same six- and 12-month periods.

Q. WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS INDEX?

J.P. The fund invests in a much narrower range of stocks than the Goldman Sachs index, and medical delivery stocks continued to suffer from changes in the federal budget, which reduced Medicare reimbursements and severely affected the revenues of hospitals, long-term care facilities and the home health care sector. Investors continued to gravitate to other areas of the health care sector, including biotechnology stocks - a significant part of the Goldman Sachs index - where growth was healthy and demand strong.

Q. WHICH STOCKS PERFORMED WELL?

J.P. Strong performers included Columbia/HCA, which recovered nicely as business fundamentals firmed up for the company. It also successfully spun off two small hospital groups, leaving Columbia with a stronger mix of hospitals. Meanwhile, concerns about an ongoing federal investigation into aspects of its business dealings waned, and the company continued to aggressively repurchase its stock. Foundation Health Systems also did well after selling off some of its weakest operations. A general strengthening of business fundamentals in the HMO sector also boosted Foundation's performance. United HealthCare posted strong earnings and also benefited from a strengthening of sentiment regarding the HMO sector. CIGNA's performance surged as investors recognized the lack of Medicare membership in its HMO operations as a strong positive.

Q. WHICH STOCKS DISAPPOINTED?

J.P. Disappointments included Health Management Associates, Lincare Holdings and HEALTHSOUTH. Health Management's performance was hurt by missed earnings targets, reimbursement pressure from the government and a lack of significant acquisitions over the past year. Lincare's business remained strong, but its stock was weak due to investor concern about California's and the Food and Drug Administration's examination of certain areas of Lincare's operations. HEALTHSOUTH's stock was very volatile, even though the company hit its earnings targets. Investors were disappointed that the quality of earnings was not as high as they hoped.

Q. SHEP, HOW WILL YOU MANAGE THE FUND GOING FORWARD?

S.P. The health care industry has compelling growth characteristics, driven by an aging population and new technologies. I'll search out those companies that can take advantage of these important trends. I believe that there are plenty of opportunities to invest in companies that have limited Medicare exposure and good business fundamentals, and that are attractively valued. I'll also look for companies with strong internal growth prospects and low cost structures in industries with high barriers to entry, such as pharmacy benefit-management companies, which help employers manage employees' pharmaceutical costs, as well as health insurance companies.

Q. WHAT'S YOUR OUTLOOK, SHEP?

S.P. The largest customer for many companies in the medical delivery industry is the U.S. government. Medicare reimbursement cuts have plagued this industry during the past two years, and will continue to create a difficult business environment over the next 12 to 24 months, although to a lesser degree. I think some companies have been unfairly hurt by the whole Medicare cloud, and I believe that they offer good opportunities for improved future performance as the market recognizes their real value. For now, I'm cautiously optimistic.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 30, 1986

FUND NUMBER: 505

TRADING SYMBOL: FSHCX

SIZE: as of August 31, 1999, more than
$54 million

MANAGER: Shep Perkins, since August, 1999;
research analyst, health care services, 1997-present; joined Fidelity in 1997

MEDICAL DELIVERY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.2%

                                 SHARES                    VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 1.1%

Healtheon Corp. (a)               1,800                    $ 60,863

Shared Medical Systems Corp.      9,600                     539,400

                                                            600,263

DRUGS & PHARMACEUTICALS - 7.7%

Amgen, Inc. (a)                   6,500                     540,719

Bristol-Myers Squibb Co.          12,800                    900,800

Lilly (Eli) & Co.                 9,000                     671,625

Merck & Co., Inc.                 4,500                     302,344

Pfizer, Inc.                      8,300                     313,325

Schering-Plough Corp.             17,100                    898,819

Warner-Lambert Co.                8,900                     589,625

                                                            4,217,257

INSURANCE - 10.7%

CIGNA Corp.                       47,600                    4,275,075

First Health Group Corp. (a)      75,000                    1,617,188

                                                            5,892,263

MEDICAL EQUIPMENT & SUPPLIES
- 6.8%

Abbott Laboratories               13,200                    572,550

Becton, Dickinson & Co.           20,600                    579,375

Boston Scientific Corp. (a)       16,700                    566,756

Cardinal Health, Inc.             18,150                    1,157,063

Guidant Corp.                     9,600                     563,400

Johnson & Johnson                 3,000                     306,750

                                                            3,745,894

MEDICAL FACILITIES MANAGEMENT
- 64.8%

Apria Healthcare Group, Inc.      124,500                   2,100,938
(a)

Beverly Enterprises, Inc. (a)     105,700                   528,500

Columbia/HCA Healthcare Corp.     171,923                   4,233,604

Foundation Health Systems,        35,070                    447,143
Inc.  Class A (a)

HCR Manor Care, Inc. (a)          39,300                    768,806

Health Management Associates,     455,617                   3,644,936
Inc. Class A (a)

HEALTHSOUTH Corp. (a)             229,200                   1,876,575

Lifepoint Hospitals, Inc. (a)     7,695                     52,903

Lincare Holdings, Inc.            203,100                   5,356,758

Oxford Health Plans, Inc. (a)     35,200                    545,600

Pediatrix Medical Group (a)       4,900                     73,194

Province Healthcare Co. (a)       24,100                    379,575

Quorum Health Group, Inc. (a)     128,800                   1,135,050

Renal Care Group, Inc. (a)        31,050                    593,831

Tenet Healthcare Corp. (a)        159,200                   2,776,050

Total Renal Care Holdings,        23,166                    186,776
Inc. (a)

Triad Hospitals, Inc. (a)         7,695                     86,088

Trigon Healthcare, Inc. (a)       25,000                    907,813

United HealthCare Corp.           66,300                    4,031,869



                                 SHARES                    VALUE (NOTE 1)

Universal Health Services,        60,400                   $ 2,015,850
Inc. Class B (a)

US Oncology, Inc. (a)             20,104                    206,066

Wellpoint Health Networks,        49,400                    3,600,025
Inc. (a)

                                                            35,547,950

SERVICES - 2.1%

Magellan Health Services,         10,300                    93,988
Inc. (a)

Medpartners, Inc. (a)             146,700                   1,026,900

                                                            1,120,888

TOTAL COMMON STOCKS                                         51,124,515
(Cost $51,772,465)

CASH EQUIVALENTS - 6.1%



Central Cash Collateral Fund,     57,600                    57,600
5.26% (b)

Taxable Central Cash Fund,        3,282,679                 3,282,679
5.20% (b)

TOTAL CASH EQUIVALENTS                                      3,340,279
(Cost $3,340,279)

TOTAL INVESTMENT PORTFOLIO -                                54,464,794
99.3%
(Cost $55,112,744)

NET OTHER ASSETS - 0.7%                                     410,406

NET ASSETS - 100%                                         $ 54,875,200

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $25,343,662 and $39,150,568, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,148 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $53,775. The fund received cash collateral of $57,600 which was invested in the Central Cash
Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $55,964,379. Net unrealized depreciation aggregated $1,499,585, of which $5,097,221 related to appreciated investment securities and $6,596,806 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $10,988,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $18,134,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

MEDICAL DELIVERY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 54,464,794
value  (cost $55,112,744) -
See accompanying schedule

Receivable for investments                 833,925
sold

Receivable for fund shares                 242,170
sold

Dividends receivable                       11,162

Interest receivable                        15,906

Redemption fees receivable                 267

Other receivables                          603

 TOTAL ASSETS                              55,568,827

LIABILITIES

Payable to custodian bank       $ 12,028

Payable for investments          260,440
purchased

Payable for fund shares          271,512
redeemed

Accrued management fee           27,124

Other payables and accrued       64,923
expenses

Collateral on securities         57,600
loaned, at value

 TOTAL LIABILITIES                         693,627

NET ASSETS                                $ 54,875,200

Net Assets consist of:

Paid in capital                           $ 93,255,525

Accumulated net investment                 (391,322)
loss

Accumulated undistributed net              (37,341,053)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (647,950)
(depreciation) on investments

NET ASSETS, for 3,194,665                 $ 54,875,200
shares outstanding

NET ASSET VALUE and                        $17.18
redemption price per share
($54,875,200 (divided by)
3,194,665 shares)

Maximum offering price per                 $17.71
share (100/97.00 of $17.18)

STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED AUGUST 31,
                                    1999 (UNAUDITED)

INVESTMENT INCOME                           $ 77,911
Dividends

Interest                                     124,219

Security lending                             163

 TOTAL INCOME                                202,293

EXPENSES

Management fee                   $ 208,666

Transfer agent fees               327,382

Accounting and security           30,688
lending fees

Custodian fees and expenses       5,941

Registration fees                 26,399

Audit                             7,331

Legal                             134

 Total expenses before            606,541
reductions

 Expense reductions               (12,926)   593,615

NET INVESTMENT INCOME (LOSS)                 (391,322)

REALIZED AND UNREALIZED GAIN                 (7,072,418)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     (36,398)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              (7,108,816)

NET INCREASE (DECREASE) IN                  $ (7,500,138)
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 62,518
charges paid to FDC

 Sales charges - Retained by                $ 60,989
FDC

 Deferred sales charges                     $ 2,862
withheld   by FDC

 Exchange fees withheld by FSC              $ 10,583

 Expense reductions  Directed               $ 11,679
brokerage arrangements

  Transfer agent credits                     1,247

                                            $ 12,926

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (391,322)                  $ (390,234)
income (loss)

 Net realized gain (loss)         (7,072,418)                  (29,445,200)

 Change in net unrealized         (36,398)                     (24,558,768)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (7,500,138)                  (54,394,202)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (7,388,637)
From net realized gain

 In excess of net realized        -                            (824,351)
gain

 TOTAL DISTRIBUTIONS              -                            (8,212,988)

Share transactions Net            38,797,264                   162,156,332
proceeds from sales of shares

 Reinvestment of distributions    -                            8,097,680

 Cost of shares redeemed          (53,357,796)                 (186,595,554)

 NET INCREASE (DECREASE) IN       (14,560,532)                 (16,341,542)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  93,590                       248,569

  TOTAL INCREASE (DECREASE)       (21,967,080)                 (78,700,163)
IN NET ASSETS

NET ASSETS

 Beginning of period              76,842,280                   155,542,443

 End of period (including        $ 54,875,200                 $ 76,842,280
accumulated net investment
loss of $391,322 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,972,458                    6,115,538

 Issued in reinvestment of        -                            283,433
distributions

 Redeemed                         (2,806,152)                  (7,863,246)

 Net increase (decrease)          (833,694)                    (1,464,275)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 19.08                      $ 28.32                   $ 28.29    $ 29.00    $ 23.18
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                        (.06) F                   (.24)      (.23)      (.03)

Net realized and unrealized       (1.82)                       (7.88)                    5.45       2.92       7.72
gain (loss)

Total from investment             (1.92)                       (7.94)                    5.21       2.69       7.69
operations

Less Distributions

 From net investment income       -                            -                         -          -          -

From net realized gain            -                            (1.21)                    (5.23)     (3.45)     (1.91)

In excess of net realized gain    -                            (.13)                     -          -          -

Total distributions               -                            (1.34)                    (5.23)     (3.45)     (1.91)

Redemption fees added to paid     .02                          .04                       .05        .05        .04
in capital

Net asset value, end of period   $ 17.18                      $ 19.08                   $ 28.32    $ 28.29    $ 29.00

TOTAL RETURN B, C                 (9.96)%                      (29.47)%                  21.97%     10.50%     34.15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 54,875                     $ 76,842                  $ 155,542  $ 192,385  $ 295,489
(000 omitted)

Ratio of expenses to average      1.67% A                      1.40%                     1.57%      1.57%      1.65%
net assets

Ratio of expenses to average      1.63% A, E                   1.37% E                   1.53% E    1.53% E    1.62% E
net assets after  expense
reductions

Ratio of net investment           (1.08)% A                    (.25)%                    (.88)%     (.84)%     (.13)%
income (loss) to average net
assets

Portfolio turnover rate           77% A                        67%                       109%       78%        132%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 20.28
period

Income from Investment
Operations

Net investment income (loss) D    .06

Net realized and unrealized       3.74
gain (loss)

Total from investment             3.80
operations

Less Distributions

 From net investment income       (.06)

From net realized gain            (.89)

In excess of net realized gain    -

Total distributions               (.95)

Redemption fees added to paid     .05
in capital

Net asset value, end of period   $ 23.18

TOTAL RETURN B, C                 19.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 299,570
(000 omitted)

Ratio of expenses to average      1.48%
net assets

Ratio of expenses to average      1.45% E
net assets after  expense
reductions

Ratio of net investment           .29%
income (loss) to average net
assets

Portfolio turnover rate           123%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F NET INVESTMENT INCOME
(LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.12 PER SHARE. G FOR THE
YEAR ENDED FEBRUARY 29


MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND   9.51%          39.93%       32.51%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND   6.16%          35.66%       28.46%
SYSTEMS (LOAD ADJ.)

S&P 500                        7.32%          39.82%       24.00%

GS Health Care                 -0.56%         27.04%       18.66%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or the period since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 93 stocks designed to measure the performance of companies in the health care sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED AUGUST 31, 1999   PAST 1 YEAR  LIFE OF FUND

SELECT MEDICAL EQUIPMENT AND   39.93%       23.34%
SYSTEMS

SELECT MEDICAL EQUIPMENT AND   35.66%       20.52%
SYSTEMS (LOAD ADJ.)

S&P 500                        39.82%       17.39%

GS Health Care                 27.04%       13.60%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Medical Equipment/Systems   S&P 500
             00354                       SP001
  1998/04/28       9700.00                    10000.00
  1998/04/30       9961.90                    10246.17
  1998/05/31       9816.40                    10070.04
  1998/06/30      10340.20                    10479.08
  1998/07/31      10543.90                    10367.48
  1998/08/31       9185.90                     8868.55
  1998/09/30       9874.60                     9436.67
  1998/10/31      10349.90                    10204.25
  1998/11/30      11067.70                    10822.73
  1998/12/31      11882.50                    11446.33
  1999/01/31      11872.80                    11925.02
  1999/02/28      11737.00                    11554.39
  1999/03/31      12445.10                    12016.68
  1999/04/30      12564.30                    12482.09
  1999/05/31      12464.50                    12187.39
  1999/06/30      12664.09                    12863.79
  1999/07/31      12733.95                    12462.18
  1999/08/31      12846.00                    12400.49
IMATRL PRASUN   SHR__CHT 19990831 19990909 154638 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $12,846 - a 28.46% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $12,400 - a 24.00% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Boston Scientific Corp.       7.7

Abbott Laboratories           7.0

Guidant Corp.                 6.6

Johnson & Johnson             6.5

PE Corp. (Biosystems Group)   6.1

Baxter International, Inc.    5.9

Allergan, Inc.                5.5

Becton, Dickinson & Co.       4.9

Medtronic, Inc.               4.7

Biomet, Inc.                  4.6

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Medical Equipment & Supplies 68.1%
Drugs & Pharmaceuticals 14.0%
Electronic Instruments 9.4%
Industrial Machinery
& Equipment 0.8%
Computer Services
and Software 0.5%
All Others 7.2%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 0.5
Row: 1, Col: 3, Value: 0.8
Row: 1, Col: 4, Value: 9.4
Row: 1, Col: 5, Value: 14.0
Row: 1, Col: 6, Value: 68.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Kerry Nelson)

Kerry Nelson, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. HOW DID THE FUND PERFORM, KERRY?

A. It did well. For the six-month period that ended on August 31, 1999, the fund had a total return of 9.51%; for the 12 months ending August 31, 1999, it returned 39.93%. This compares favorably with the Standard & Poor's 500 Index, which returned 7.32% and 39.82% for the same periods, respectively. The fund also outpaced the Goldman Sachs Health Care Index - an index of 93 stocks designed to measure the performance of companies in the health care sector - which returned -0.56% and 27.04% for the same six- and 12-month periods, respectively.

Q. WHY DID THE FUND OUTPERFORM THE INDUSTRY INDEX?

A. The primary reason was that the Goldman Sachs index includes a lot of large pharmaceutical companies, which had sluggish performance during the period, while the fund owned relatively few of these stocks. Large pharmaceuticals generally were down for a couple of reasons: first, fears that the Federal government might play a larger role in the Medicare payments system, which could eventually lead to greater government control of pricing; and second, a slowdown in the number of new product approvals by the Food and Drug Administration
(FDA), which would imply decelerating sales and earnings growth in the future. The fund was more heavily weighted to medical device stocks, which as a group were affected less by these factors than were the pharmaceuticals. The fund also owned some biotechnology stocks, which as a group demonstrated superior earnings growth.

Q. DID YOU ALTER YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A. I increased the fund's exposure to companies in the field of genomics, which is attracting a lot of new investment. Genomics is a segment of the biotechnology industry that involves research into the human genome, or genetic material. This research is often applied to the development of new pharmaceutical products.

Q. WHICH COMPANIES HELPED PERFORMANCE?

A. Johnson & Johnson demonstrated accelerating sales and earnings growth, particularly in its U.S. pharmaceutical business, after a very difficult 1998. Boston Scientific, did well during most of the period. A new management team inspired investor confidence, the company hit earnings targets for two successive quarters, and a new medical device received FDA approval, signaling an improved relationship with this important regulatory agency. PE Corp. (BioSystems), an analytic instrumentation company that benefited from the recent boom in genomics, exceeded earnings estimates and made a nice contribution to fund performance. Waters Corporation, a fast-growing analytical instrumentation company, was another top performer.

Q. WHICH STOCKS DIDN'T DO AS WELL AS YOU HAD HOPED?

A. Abbott Laboratories, which derives nearly half of its profits from pharmaceuticals, had less-than-expected sales growth as a result of the unfavorable industry environment discussed earlier. The company experienced some manufacturing problems with two of its major drugs, and its new management team also made two acquisitions, that were dilutive to earnings and drove some investors out of the stock. Another disappointment was Becton, Dickinson & Co., a diversified hospital supplier that is trying to grow its business more rapidly. The company's overly optimistic earnings projections were not met, largely because investment spending came ahead of sales growth. Sales also suffered as a result of health care budgetary constraints in Europe, where the company earns a substantial portion of its profits.

Q. LOOKING OUT OVER THE NEXT FEW MONTHS, KERRY, WHAT ARE YOUR
EXPECTATIONS?

A. I am more guarded in my outlook than in the past. While the fundamentals for the sector seem relatively stable, I believe medical technology stocks may underperform the broader market in the short term. I think many companies in the sector will continue to do well, but probably with not as much upside as we've seen in the recent past. In the cardiology segment, for example, interventional devices have been big growth drivers, but as market penetration continues to increase, there may be more limited growth potential. I also believe that the Medicare reform dialogue in Washington may continue to have a psychologically chilling effect on the investment environment for the health care group. Longer term, I believe medical equipment should still be an area of promising investment opportunity.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3 .


(checkmark)FUND FACTS

START DATE: April 28, 1998

FUND NUMBER: 354

TRADING SYMBOL: FSMEX

SIZE: as of August 31, 1999, more than
$40 million

MANAGER: Kerry Nelson, since inception;
analyst, medical devices and automotive
industries; joined Fidelity in 1995

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.3%

                                 SHARES                   VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.5%

Affymetrix, Inc. (a)              2,500                   $ 214,063

DRUGS & PHARMACEUTICALS - 14.0%

Allergan, Inc.                    22,050                   2,202,244

Bausch & Lomb, Inc.               19,180                   1,267,079

Chiron Corp. (a)                  42,000                   1,349,250

IDEXX Laboratories, Inc. (a)      8,000                    136,000

Merck & Co., Inc.                 1,200                    80,625

PE Corp. (Celera Genomics         5,170                    148,638
Group) (a)

Quintiles Transnational Corp.     11,500                   411,844
(a)

Sepracor, Inc. (a)                1,000                    74,875

                                                           5,670,555

ELECTRONIC INSTRUMENTS - 9.4%

PE Corp. (Biosystems Group)       35,680                   2,455,230

Thermo Optek Corp. (a)            2,680                    21,775

Waters Corp. (a)                  20,120                   1,326,663

                                                           3,803,668

HOUSEHOLD PRODUCTS - 0.1%

Safeskin Corp. (a)                5,290                    41,989

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Mettler-Toledo International,     11,310                   301,129
Inc. (a)

INSURANCE - 0.4%

Aetna, Inc.                       2,000                    155,500

MEDICAL EQUIPMENT & SUPPLIES
- 68.1%

Abbott Laboratories               65,120                   2,824,580

Ballard Medical Products          4,700                    115,150

Bard (C.R.), Inc.                 14,630                   682,124

Baxter International, Inc.        35,460                   2,378,036

Becton, Dickinson & Co.           69,960                   1,967,625

Biomet, Inc.                      51,610                   1,845,058

Boston Scientific Corp. (a)       91,720                   3,112,744

Cardinal Health, Inc.             5,200                    331,500

CardioThoracic Systems, Inc.      20,000                   363,750
(a)

CONMED Corp. (a)                  6,000                    168,000

Cooper Companies, Inc.            4,310                    103,171

Cyberonics, Inc. (a)              20,000                   371,250

DENTSPLY International, Inc.      10,000                   248,125

Dionex Corp. (a)                  4,000                    159,250

ESC Medical Systems Ltd. (a)      6,690                    26,342

Guidant Corp.                     45,820                   2,689,061

Hillenbrand Industries, Inc.      20,670                   589,095

Johnson & Johnson                 25,850                   2,643,163

Mallinckrodt, Inc.                6,000                    192,375

Medtronic, Inc.                   24,508                   1,917,751

Mentor Corp.                      3,120                    72,930

Novoste Corp. (a)                 16,900                   370,744

Ocular Sciences, Inc. (a)         23,900                   392,856

Orthofix International NV (a)     8,170                    117,444



                                 SHARES                   VALUE (NOTE 1)

Resmed, Inc. (a)                  6,000                   $ 166,500

St. Jude Medical, Inc. (a)        26,500                   960,625

Stryker Corp.                     21,040                   1,212,430

Sybron International, Inc. (a)    42,060                   1,083,045

VISX, Inc. (a)                    4,500                    407,250

                                                           27,511,974

TOTAL COMMON STOCKS                                        37,698,878
(Cost $34,570,835)

CASH EQUIVALENTS - 7.9%



Taxable Central Cash Fund,        3,186,008                3,186,008
5.20% (b) (Cost $3,186,008)

TOTAL INVESTMENT PORTFOLIO -                               40,884,886
101.2%
(Cost $37,756,843)

NET OTHER ASSETS - (1.2%)                                   (477,630)

NET ASSETS - 100%                                        $ 40,407,256

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $17,057,658 and $8,581,536, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,513 for the period.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $37,767,173. Net unrealized appreciation aggregated $3,117,713, of which $5,361,071 related to appreciated investment securities and $2,243,358 related to depreciated investment securities.

MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 40,884,886
value  (cost $37,756,843) -
See accompanying schedule

Receivable for fund shares                  105,674
sold

Dividends receivable                        22,352

Interest receivable                         11,556

Redemption fees receivable                  191

 TOTAL ASSETS                               41,024,659

LIABILITIES

Payable for fund shares         $ 556,594
redeemed

Accrued management fee           19,388

Other payables and  accrued      41,421
expenses

 TOTAL LIABILITIES                          617,403

NET ASSETS                                 $ 40,407,256

Net Assets consist of:

Paid in capital                            $ 35,995,649

Accumulated net investment                  (105,093)
loss

Accumulated undistributed net               1,388,657
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 3,128,043
(depreciation) on investments

NET ASSETS, for 3,137,111                  $ 40,407,256
shares outstanding

NET ASSET VALUE and                         $12.88
redemption price per share
($40,407,256 (divided by)
3,137,111 shares)

Maximum offering price per                  $13.28
share (100/97.00 of $12.88)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 127,104
Dividends

Interest                                     73,705

 TOTAL INCOME                                200,809

EXPENSES

Management fee                   $ 109,423

Transfer agent fees               146,504

Accounting fees and expenses      30,302

Non-interested trustees'          50
compensation

Custodian fees and expenses       4,488

Registration fees                 13,168

Audit                             3,303

Legal                             19

 Total expenses before            307,257
reductions

 Expense reductions               (1,355)    305,902

NET INVESTMENT INCOME (LOSS)                 (105,093)

REALIZED AND UNREALIZED GAIN                 1,434,827
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     1,534,453
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              2,969,280

NET INCREASE (DECREASE) IN                  $ 2,864,187
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 214,138
charges paid to FDC

 Sales charges - Retained by                $ 212,593
FDC

 Deferred sales charges                     $ 65
withheld   by FDC

 Exchange fees withheld by FSC              $ 1,905

 Expense Reductions  Directed               $ 1,170
brokerage arrangements

  Custodian credits                          185

                                            $ 1,355

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  APRIL 28, 1998 (COMMENCEMENT
ASSETS                           1999 (UNAUDITED)             OF OPERATIONS) TO FEBRUARY
                                                              28, 1999

Operations Net investment        $ (105,093)                  $ (164,120)
income (loss)

 Net realized gain (loss)         1,434,827                    1,286,496

 Change in net unrealized         1,534,453                    1,593,590
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,864,187                    2,715,966
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (981,691)                    -
from net realized gains

Share transactions Net            24,674,154                   45,365,490
proceeds from sales of shares

 Reinvestment of distributions    956,509                      -

 Cost of shares redeemed          (15,724,859)                 (19,529,306)

 NET INCREASE (DECREASE) IN       9,905,804                    25,836,184
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  24,538                       42,268

  TOTAL INCREASE (DECREASE)       11,812,838                   28,594,418
IN NET ASSETS

NET ASSETS

 Beginning of period              28,594,418                   -

 End of period (including        $ 40,407,256                 $ 28,594,418
accumulated net investment
loss of $105,093 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,935,196                    4,138,562

 Issued in reinvestment of        76,582                       -
distributions

 Redeemed                         (1,238,703)                  (1,774,526)

 Net increase (decrease)          773,075                      2,364,036



FINANCIAL HIGHLIGHTS
                                 SIX MONTHS ENDED AUGUST 31,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999 F

Net asset value, beginning of    $ 12.10                      $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                        (.11)

Net realized and unrealized       1.17                         2.18
gain (loss)

Total from investment             1.13                         2.07
operations

Less Distributions

From net realized gain            (.36)                        -

Redemption fees added to paid     .01                          .03
in capital

Net asset value, end of period   $ 12.88                      $ 12.10

TOTAL RETURN B, C                 9.51%                        21.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 40,407                     $ 28,594
(000 omitted)

Ratio of expenses to average      1.61% A                      2.39% A
net assets

Ratio of expenses to average      1.60% A, E                   2.38% A, E
net assets after expense
reductions

Ratio of net investment           (.55)% A                     (1.21)% A
income (loss) to average net
assets

Portfolio turnover rate           50% A                        85% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE PERIOD APRIL 28, 1998
(COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1999.


ENERGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY                   54.54%         57.65%       105.55%       168.33%

SELECT ENERGY (LOAD ADJ.)       49.83%         52.84%       99.31%        160.21%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY                   57.65%       15.50%        10.37%

SELECT ENERGY (LOAD ADJ.)       52.84%       14.79%        10.04%

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy                      S&P 500
             00060                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9853.19                     9959.00
  1989/10/31       9785.79                     9727.95
  1989/11/30      10153.44                     9926.40
  1989/12/31      10887.22                    10164.64
  1990/01/31      10401.13                     9482.59
  1990/02/28      10725.19                     9604.91
  1990/03/31      10731.42                     9859.44
  1990/04/30      10369.97                     9612.96
  1990/05/31      10999.39                    10550.22
  1990/06/30      10740.16                    10478.48
  1990/07/31      11471.69                    10444.95
  1990/08/31      11677.85                     9500.72
  1990/09/30      11644.60                     9038.04
  1990/10/31      11046.07                     8999.18
  1990/11/30      10926.37                     9580.52
  1990/12/31      10398.13                     9847.82
  1991/01/31       9724.62                    10277.18
  1991/02/28      10631.79                    11012.00
  1991/03/31      10487.47                    11278.49
  1991/04/30      10604.30                    11305.56
  1991/05/31      10666.16                    11793.96
  1991/06/30      10190.97                    11253.80
  1991/07/31      10714.29                    11778.23
  1991/08/31      10920.86                    12057.37
  1991/09/30      10810.69                    11856.01
  1991/10/31      11134.32                    12014.88
  1991/11/30      10308.03                    11530.68
  1991/12/31      10401.79                    12849.79
  1992/01/31       9845.17                    12610.79
  1992/02/29       9859.09                    12774.73
  1992/03/31       9573.82                    12525.62
  1992/04/30      10227.84                    12893.87
  1992/05/31      10714.88                    12957.05
  1992/06/30      10184.67                    12763.99
  1992/07/31      10456.73                    13286.04
  1992/08/31      10645.07                    13013.68
  1992/09/30      10707.85                    13167.24
  1992/10/31      10247.45                    13213.32
  1992/11/30      10010.27                    13663.90
  1992/12/31      10153.34                    13831.96
  1993/01/31      10536.22                    13948.15
  1993/02/28      11231.07                    14137.85
  1993/03/31      11805.39                    14436.15
  1993/04/30      12032.47                    14086.80
  1993/05/31      12394.30                    14464.33
  1993/06/30      12557.48                    14506.27
  1993/07/31      12465.25                    14448.25
  1993/08/31      13451.40                    14995.84
  1993/09/30      13373.36                    14880.37
  1993/10/31      13181.80                    15188.39
  1993/11/30      11585.51                    15044.10
  1993/12/31      12098.16                    15226.14
  1994/01/31      12746.15                    15743.82
  1994/02/28      12319.07                    15317.17
  1994/03/31      11722.63                    14649.34
  1994/04/30      12618.08                    14836.85
  1994/05/31      12751.60                    15080.17
  1994/06/30      12684.84                    14710.71
  1994/07/31      12877.71                    15193.22
  1994/08/31      12662.59                    15816.14
  1994/09/30      12566.15                    15428.65
  1994/10/31      13278.28                    15775.79
  1994/11/30      12462.30                    15201.24
  1994/12/31      12148.06                    15426.67
  1995/01/31      11857.18                    15826.69
  1995/02/28      12324.12                    16443.45
  1995/03/31      12997.73                    16928.70
  1995/04/30      13397.19                    17427.25
  1995/05/31      13742.88                    18123.82
  1995/06/30      13343.42                    18544.83
  1995/07/31      13658.37                    19159.78
  1995/08/31      13558.51                    19207.87
  1995/09/30      13566.19                    20018.44
  1995/10/31      12982.37                    19946.98
  1995/11/30      13727.51                    20822.65
  1995/12/31      14745.68                    21223.69
  1996/01/31      14973.50                    21946.15
  1996/02/29      14902.80                    22149.59
  1996/03/31      15900.51                    22362.89
  1996/04/30      16670.49                    22692.52
  1996/05/31      16842.77                    23277.76
  1996/06/30      17154.52                    23366.44
  1996/07/31      16383.35                    22334.12
  1996/08/31      17023.26                    22805.14
  1996/09/30      17925.70                    24088.62
  1996/10/31      18655.85                    24752.98
  1996/11/30      19689.55                    26624.06
  1996/12/31      19534.11                    26096.63
  1997/01/31      19980.17                    27727.15
  1997/02/28      17935.03                    27944.53
  1997/03/31      18431.58                    26796.29
  1997/04/30      18267.06                    28396.03
  1997/05/31      19930.11                    30124.78
  1997/06/30      20222.03                    31474.37
  1997/07/31      21548.93                    33978.79
  1997/08/31      21770.09                    32075.30
  1997/09/30      23371.22                    33832.06
  1997/10/31      22725.46                    32702.07
  1997/11/30      21416.24                    34215.85
  1997/12/31      21542.75                    34803.33
  1998/01/31      20391.76                    35188.26
  1998/02/28      21593.67                    37726.04
  1998/03/31      22622.43                    39657.99
  1998/04/30      23058.69                    40056.94
  1998/05/31      22498.31                    39368.37
  1998/06/30      21906.79                    40967.51
  1998/07/31      20101.12                    40531.21
  1998/08/31      16510.52                    34671.20
  1998/09/30      19333.19                    36892.24
  1998/10/31      19561.49                    39893.06
  1998/11/30      18876.58                    42310.97
  1998/12/31      18368.08                    44748.93
  1999/01/31      17112.41                    46620.33
  1999/02/28      16842.60                    45171.37
  1999/03/31      20402.06                    46978.68
  1999/04/30      23896.60                    48798.16
  1999/05/31      23376.65                    47646.04
  1999/06/30      24614.12                    50290.39
  1999/07/31      25269.25                    48720.33
  1999/08/31      26021.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 121304 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $26,021 - a 160.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Mobil Corp.                   5.3

Schlumberger Ltd.             4.5

Atlantic Richfield Co.        4.3

USX-Marathon Group            3.8

Texaco, Inc.                  3.6

Halliburton Co.               3.0

Chevron Corp.                 3.0

Amerada Hess Corp.            2.7

BJ Services Co.               2.2

Conoco, Inc. Class B          2.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 61.0%
Energy Services 22.6%
Gas 4.8%
Chemicals & Plastics 3.0%
Electric Utility 2.6%
All Others 6.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 2.6
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 22.6
Row: 1, Col: 6, Value: 61.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENERGY PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Larry Rakers) (photograph of Scott Offen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the end of the period covered by this report, Scott Offen (right) became Portfolio Manager of Fidelity Select Energy Portfolio. The following is an interview with Larry Rakers, who managed the fund during the period covered by this report, with additional comments from Scott Offen on his outlook.

Q. HOW DID THE FUND PERFORM, LARRY?

L.R. For the six- and 12-month periods that ended August 31, 1999, the fund returned 54.54% and 57.65%, respectively. During the same periods, the fund outpaced the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned 43.20% and 49.26%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM THE GOLDMAN SACHS INDEX?

L.R. My early prediction that oil prices were poised to rebound turned out to be beneficial to the fund's relative performance. The fund's more aggressive strategy worked well over the past six months as oil prices rebounded. Specifically, I allocated a larger percentage of assets to smaller integrated oil companies, such as USX-Marathon; energy services companies, such as Halliburton; and drillers, such as ENSCO International, which are more sensitive to price swings of oil. In an environment of increasing oil prices, these companies normally perform better than large integrated oil companies, such as Mobil and Texaco.

Q. WHAT SPARKED THE DRAMATIC RALLY IN ENERGY STOCKS IN 1999?

L.R. First and foremost, we saw the price of oil rebound dramatically during the period. Much of this increase was due to a favorable supply and demand equation. On the supply side, OPEC announced a significant production cutback in March. In addition, the private sector of the oil industry significantly cut back on exploration and production efforts as the price of oil continued to slide. On the demand side, we experienced a rebound in Asia and stable global demand growth. This was just enough to create a squeeze on supply, resulting in a recovery in oil prices.

Q. THE FUND WAS UNDERWEIGHTED IN ELECTRIC AND GAS UTILITY STOCKS. DID YOU PURSUE ANY OTHER STRATEGIES TO TAKE ADVANTAGE OF THE RECOVERY IN OIL PRICES?

L.R. I saw better growth potential in energy service and in exploration and production companies compared to electric and gas utilities given my belief that oil prices were poised to rebound. As a result, I aggressively positioned the fund to take advantage of increasing oil prices toward the beginning of the year. Since then, I made some adjustments to the portfolio; however, I didn't make a significant shift in strategy because I believed many of the stocks in the sector did not fully price in the increase in oil prices. As a result, the fund's allocation of energy services and integrated oil companies remained steady.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

L.R. USX-Marathon Group, Baker Hughes, BJ Services and Halliburton, all significant holdings for the fund, were big contributors to total return. USX-Marathon, an integrated oil company, and these leading energy services companies benefited tremendously from the recovery in oil prices.

Q. WHICH STOCKS HURT FUND PERFORMANCE?

L.R. Lyondell Chemical, a petrochemical producer, and EEX Corp., an oil exploration and production company, detracted from the fund's total return. Shares of Lyondell Chemical suffered after profit margins declined for ethylene - one of Lyondell's primary petrochemical products. EEX Corp. detracted from fund performance after the company's drilling sites in the Gulf of Mexico came up short of expectations.

Q. SCOTT, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

S.O. While it is difficult to predict the strength of the global economy, my feeling is that worldwide economic activity will remain steady. There are a number of overseas economies recovering from recessions, Asia seems to be turning the corner to recovery and Europe looks stable. While U.S. economic growth is in question due to potentially higher domestic interest rates, I don't think it will lead to a global slowdown. Since energy prices are heavily dependent upon global demand, I'm fairly optimistic about the outlook for energy stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 060

TRADING SYMBOL: FSENX

SIZE: as of August 31, 1999, more than
$243 million

MANAGER: Scott Offen, since September,
1999; manager, Fidelity Select Food and
Agriculture Portfolio, since 1996;
manager, several Fidelity Select portfolios,
1988-1996; joined Fidelity in 1985

ENERGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.5%

                                 SHARES                      VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.3%

Barrett Resources Corp. (a)       16,000                     $ 577,000

CHEMICALS & PLASTICS - 3.0%

E.I. du Pont de Nemours and       67,357                      4,268,750
Co.

Georgia Gulf Corp.                40,000                      727,500

Lyondell Chemical Co.             108,500                     1,580,031

NOVA Chemicals Corp.              35,000                      763,317

                                                              7,339,598

ELECTRIC UTILITY - 2.6%

AES Corp. (a)                     85,500                      5,188,781

Calpine Corp. (a)                 10,200                      924,375

Illinova Corp.                    5,700                       181,688

                                                              6,294,844

ENERGY SERVICES - 22.6%

Atwood Oceanics, Inc. (a)         24,500                      771,750

Baker Hughes, Inc.                127,550                     4,336,700

BJ Services Co. (a)               154,100                     5,277,925

Bonus Resource Services Corp.     35,000                      77,387
(a)

ENSCO International, Inc.         184,400                     3,930,025

Global Marine, Inc. (a)           79,000                      1,402,250

Halliburton Co.                   158,300                     7,341,163

Helmerich & Payne, Inc.           57,600                      1,587,600

Marine Drilling Companies,        126,500                     2,008,188
Inc. (a)

McDermott International, Inc.     43,400                      979,213

Nabors Industries, Inc. (a)       45,400                      1,225,800

Noble Drilling Corp. (a)          153,500                     3,779,938

Oceaneering International,        10,000                      200,625
Inc. (a)

Peak Energy Services Ltd. (a)     225,000                     407,035

Pool Energy Services Co. (a)      53,000                      1,397,875

Precision Drilling Corp.          41,800                      949,427
Class A (a)

Rowan Companies, Inc. (a)         29,000                      540,125

Ryan Energy Technologies,         32,900                      96,992
Inc. (a)

Schlumberger Ltd.                 163,180                     10,892,265

Smith International, Inc. (a)     66,200                      3,090,713

Tesco Corp. (a)                   15,000                      103,518

Tidewater, Inc.                   20,000                      650,000

Tuboscope, Inc. (a)               177,600                     2,586,300

Unit Corp. (a)                    105,000                     807,188

UTI Energy Corp. (a)              37,000                      740,000

                                                              55,180,002

GAS - 4.8%

Dynegy, Inc.                      7,500                       176,250

Enron Corp.                       120,000                     5,025,000

K N Energy, Inc.                  175,000                     3,565,625

Ocean Energy, Inc. (a)            296,200                     2,999,025

                                                              11,765,900



                                 SHARES                      VALUE (NOTE 1)

LEASING & RENTAL - 0.1%

Superior Energy Services,         35,000                     $ 218,750
Inc. (a)

METALS & MINING - 0.3%

Olin Corp.                        47,500                      673,906

OIL & GAS - 60.8%

Alberta Energy Co. Ltd.           51,000                      1,571,859

Amerada Hess Corp.                105,200                     6,528,975

Anadarko Petroleum Corp.          49,900                      1,696,600

Anderson Exploration Ltd. (a)     15,800                      227,605

Apache Corp.                      88,400                      4,022,200

Atlantic Richfield Co.            119,400                     10,499,738

Basin Exploration, Inc. (a)       30,000                      682,500

Bellator Exploration, Inc. (a)    120,000                     132,663

Bellwether Exploration Co. (a)    20,000                      87,500

Benton Oil & Gas Co. (a)          100,000                     256,250

Bonavista Petroleum Ltd. (a)      25,000                      305,695

British-Borneo Oil & Gas PLC      321,900                     1,131,956

Cabot Oil & Gas Corp. Class A     73,400                      1,399,188

Canada Occidental Petroleum       75,000                      1,381,910
Ltd.

Canadian Hunter Exploration       52,000                      844,891
Ltd.

Canadian Natural Resources        109,800                     2,722,010
Ltd. (a)

Chesapeake Energy Corp. (a)       140,000                     455,000

Chevron Corp.                     78,200                      7,213,950

Compton Petroleum Corp. (a)       125,000                     234,506

Comstock Resources, Inc. (a)      94,700                      437,988

Conoco, Inc. Class B              194,911                     5,238,233

Cooper Cameron Corp. (a)          35,760                      1,488,510

Crestar Energy, Inc. (a)          138,900                     1,972,985

Denbury Resources, Inc. (a)       27,500                      116,080

EEX Corp. (a)                     120,000                     570,000

Elf Aquitaine SA sponsored ADR    19,100                      1,681,994

Enron Oil & Gas Co.               72,200                      1,723,775

Ensign Resource Service           13,000                      287,437
Group, Inc.

Exxon Corp.                       58,200                      4,590,525

Forest Oil Corp. (a)              52,000                      776,750

Frontier Oil Corp. (a)            227,900                     1,823,200

Imperial Oil Ltd.                 12,000                      252,462

Ionic Energy, Inc. (a)            35,000                      87,940

Kerr-McGee Corp.                  46,531                      2,605,736

Louis Dreyfus Natural Gas         111,000                     2,428,125
Corp. (a)

Magnum Hunter Resources, Inc.     65,200                      248,575

Mallon Resources Corp. (a)        35,000                      282,188

Meridian Resource Corp. (a)       10,000                      47,500

Merit Energy Ltd. (a)             30,000                      127,638

Mobil Corp.                       127,300                     13,032,335

Murphy Oil Corp.                  17,000                      862,750

Newfield Exploration Co. (a)      17,000                      516,375

Noble Affiliates, Inc.            10,800                      334,800

Novus Petroleum Ltd. (a)          160,152                     161,882

Nuevo Energy Co. (a)              129,700                     2,269,750

Occidental Petroleum Corp.        40,000                      867,500

Penn West Petroleum Ltd. (a)      49,900                      1,061,524

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

OIL & GAS - CONTINUED

Pennaco Energy, Inc. (a)          32,000                     $ 372,000

Petro-Canada                      186,000                     2,797,789

Pioneer Natural Resources Co.     151,000                     1,717,625

Plains Resources, Inc. (a)        108,000                     2,065,500

Poco Petroleums Ltd. (a)          135,000                     1,338,693

Pogo Producing Co.                16,000                      334,000

Post Energy Corp. (a)             127,500                     696,231

Premier Oil PLC (a)               1,750,000                   639,269

Prima Energy Corp. (a)            7,500                       162,656

Range Resources Corp.             120,000                     660,000

Ranger Oil Ltd. (a)               187,500                     854,271

Remington Oil & Gas Corp.         55,500                      287,906

Renaissance Energy Ltd. (a)       8,300                       127,906

Rio Alto Exploration Ltd. (a)     98,400                      1,608,683

Santa Fe Snyder Corp. (a)         441,585                     4,305,454

Shell Canada Ltd. Class A         17,000                      361,072

Shell Transport & Trading Co.     333,900                     2,681,633
PLC (Reg.)

St. Mary Land & Exploration       17,700                      469,050
Co.

Stellarton Energy Corp. Class     200,000                     335,008
A (a)

Storm Energy, Inc.                75,000                      125,628

Suncor Energy, Inc.               50,000                      2,061,977

Sunoco, Inc.                      101,700                     3,311,606

Swift Energy Co. (a)              105,000                     1,325,625

Talisman Energy, Inc. (a)         30,000                      880,402

Texaco, Inc.                      139,100                     8,832,850

Titan Exploration, Inc. (a)       121,200                     666,600

Tosco Corp.                       70,700                      1,802,850

Ulster Petroleums Ltd. (a)        44,600                      493,065

Ultramar Diamond Shamrock         68,000                      1,776,500
Corp.

Union Pacific Resources           60,400                      1,083,425
Group, Inc.

Upton Resources, Inc. (a)         269,700                     487,900

USX-Marathon Group                298,000                     9,275,250

Valero Energy Corp.               45,000                      956,250

Vastar Resources, Inc.            7,800                       519,675

Vintage Petroleum, Inc.           212,200                     3,037,113

Weatherford International,        65,225                      2,323,641
Inc. (a)

Wiser Oil Co.                     70,000                      205,625

                                                              148,270,281

TOTAL COMMON STOCKS                                           230,320,281
(Cost $182,001,919)

CONVERTIBLE PREFERRED STOCKS
- 0.2%



OIL & GAS - 0.2%

Chesapeake Energy Corp. $3.50     15,000                      431,250
(Cost $146,211)

CASH EQUIVALENTS - 4.4%

                                 SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,     82,800                     $ 82,800
5.26% (b)

Taxable Central Cash Fund,        10,804,245                  10,804,245
5.20% (b)

TOTAL CASH EQUIVALENTS                                        10,887,045
(Cost $10,887,045)

TOTAL INVESTMENT PORTFOLIO -                                  241,638,576
99.1%  (Cost $193,035,175)

NET OTHER ASSETS - 0.9%                                       2,129,865

TOTAL NET ASSETS - 100%                                     $ 243,768,441

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $154,726,808 and $112,403,927, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $36,299 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $67,275. The fund received cash collateral of $82,800 which was invested in the Central Cash
Collateral Fund.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America         82.3%

Canada                           10.5

Netherlands Antilles              4.5

United Kingdom                    1.9

Others individually less than     0.8
1%

                                100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $195,496,079. Net unrealized appreciation aggregated $46,142,497, of which $49,748,048 related to appreciated investment securities and $3,605,551 related to depreciated investment securities.

At February 28,1999, the fund had a capital loss carryforward of approximately $3,040,000, all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approxiamtely $6,117,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENERGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 241,638,576
value  (cost $193,035,175) -
 See accompanying schedule

Receivable for investments                   3,031,236
sold

Receivable for fund shares                   1,085,446
sold

Dividends receivable                         667,951

Interest receivable                          63,163

Redemption fees receivable                   5,515

Other receivables                            1,522

 TOTAL ASSETS                                246,493,409

LIABILITIES

Payable for fund shares        $ 2,394,202
redeemed

Accrued management fee          116,359

Other payables and accrued      131,607
expenses

Collateral on securities        82,800
loaned,  at value

 TOTAL LIABILITIES                           2,724,968

NET ASSETS                                  $ 243,768,441

Net Assets consist of:

Paid in capital                             $ 193,834,016

Undistributed net investment                 429,677
income

Accumulated undistributed net                901,510
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  48,603,238
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 9,738,436                   $ 243,768,441
shares outstanding

NET ASSET VALUE and                          $25.03
redemption price per share
($243,768,441 (divided by)
9,738,436 shares)

Maximum offering price per                   $25.80
share (100/97.00 of $25.03)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 1,511,678
Dividends

Interest                                       298,082

Security lending                               1,486

 TOTAL INCOME                                  1,811,246

EXPENSES

Management fee                   $ 611,492

Transfer agent fees               621,950

Accounting and security           79,323
lending fees

Non-interested trustees'          539
compensation

Custodian fees and expenses       29,681

Registration fees                 38,824

Audit                             5,557

Legal                             111

 Total expenses before            1,387,477
reductions

 Expense reductions               (63,267)     1,324,210

NET INVESTMENT INCOME                          487,036

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            13,194,087

 Foreign currency transactions    (3,445)      13,190,642

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            62,660,756

 Assets and liabilities in        (163)        62,660,593
foreign currencies

NET GAIN (LOSS)                                75,851,235

NET INCREASE (DECREASE) IN                    $ 76,338,271
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 610,759
charges paid to FDC

 Sales charges - Retained by                  $ 608,772
FDC

 Deferred sales charges                       $ 4,037
withheld   by FDC

 Exchange fees withheld by FSC                $ 8,205

 Expense reductions  Directed                 $ 63,114
brokerage arrangements

  Custodian credits                            153

                                              $ 63,267

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 487,036                    $ 960,799
income

 Net realized gain (loss)         13,190,642                   (12,098,193)

 Change in net unrealized         62,660,593                   (22,108,978)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       76,338,271                   (33,246,372)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (365,381)                    (118,598)
From net investment income

 From net realized gain           -                            (2,920,602)

 TOTAL DISTRIBUTIONS              (365,381)                    (3,039,200)

Share transactions Net            159,216,384                  115,988,469
proceeds from sales of shares

 Reinvestment of distributions    348,543                      2,970,065

 Cost of shares redeemed          (112,021,889)                (109,891,379)

 NET INCREASE (DECREASE) IN       47,543,038                   9,067,155
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  248,037                      199,403

  TOTAL INCREASE (DECREASE)       123,763,965                  (27,019,014)
IN NET ASSETS

NET ASSETS

 Beginning of period              120,004,476                  147,023,490

 End of period (including        $ 243,768,441                $ 120,004,476
undistributed net investment
income of $429,677 and
$825,869, respectively)

OTHER INFORMATION
Shares

 Sold                             7,317,421                    5,995,866

 Issued in reinvestment of        17,985                       133,126
distributions

 Redeemed                         (4,992,838)                  (5,669,002)

 Net increase (decrease)          2,342,568                    459,990


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 F     1995

Net asset value, beginning of    $ 16.23                      $ 21.20            $ 21.31    $ 18.97    $ 16.10    $ 16.73
period

Income from Investment
Operations

Net investment income D           .05                          .13                .11        .13        .18        .07

Net realized and unrealized       8.76                         (4.71)             3.93       3.59       3.13       (.11)
gain (loss)

Total from investment             8.81                         (4.58)             4.04       3.72       3.31       (.04)
operations

Less Distributions

 From net investment income       (.04)                        (.02)              (.09)      (.13)      (.11)      (.08)

 From net realized gain           -                            (.40)              (4.09)     (1.31)     (.36)      (.54)

 Total distributions              (.04)                        (.42)              (4.18)     (1.44)     (.47)      (.62)

Redemption fees added to paid     .03                          .03                .03        .06        .03        .03
in capital

Net asset value, end of period   $ 25.03                      $ 16.23            $ 21.20    $ 21.31    $ 18.97    $ 16.10

TOTAL RETURN B, C                 54.54%                       (22.00)%           20.40%     20.35%     20.92%     .04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 243,768                    $ 120,004          $ 147,023  $ 203,265  $ 119,676  $ 96,023
(000 omitted)

Ratio of expenses to average      1.30% A                      1.46%              1.58%      1.57%      1.63%      1.85%
net assets

Ratio of expenses to average      1.25% A, E                   1.42% E            1.53% E    1.55% E    1.63%      1.85%
net assets after  expense
reductions

Ratio of net investment           .46% A                       .68%               .47%       .62%       1.04%      .42%
income to average net assets

Portfolio turnover rate           114% A                       138%               115%       87%        97%        106%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


ENERGY SERVICE PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY SERVICE           83.80%         80.09%       160.50%       199.75%

SELECT ENERGY SERVICE (LOAD     78.22%         74.61%       152.61%       190.68%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ENERGY SERVICE           80.09%       21.10%        11.60%

SELECT ENERGY SERVICE (LOAD     74.61%       20.36%        11.26%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Energy Service              S&P 500
             00043                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9560.77                     9959.00
  1989/10/31       9087.37                     9727.95
  1989/11/30       9867.08                     9926.40
  1989/12/31      11129.47                    10164.64
  1990/01/31      10414.74                     9482.59
  1990/02/28      11398.66                     9604.91
  1990/03/31      11946.32                     9859.44
  1990/04/30      11315.12                     9612.96
  1990/05/31      13217.99                    10550.22
  1990/06/30      12540.38                    10478.48
  1990/07/31      13719.23                    10444.95
  1990/08/31      13477.89                     9500.72
  1990/09/30      13217.99                     9038.04
  1990/10/31      11556.46                     8999.18
  1990/11/30      11732.82                     9580.52
  1990/12/31      11324.79                     9847.82
  1991/01/31      10813.41                    10277.18
  1991/02/28      12552.11                    11012.00
  1991/03/31      11575.83                    11278.49
  1991/04/30      11631.62                    11305.56
  1991/05/31      11938.45                    11793.96
  1991/06/30      10376.41                    11253.80
  1991/07/31      11157.43                    11778.23
  1991/08/31      11036.56                    12057.37
  1991/09/30      10023.09                    11856.01
  1991/10/31      10171.86                    12014.88
  1991/11/30       8953.84                    11530.68
  1991/12/31       8665.60                    12849.79
  1992/01/31       8544.73                    12610.79
  1992/02/29       8721.39                    12774.73
  1992/03/31       8098.43                    12525.62
  1992/04/30       8767.88                    12893.87
  1992/05/31       9465.22                    12957.05
  1992/06/30       8916.65                    12763.99
  1992/07/31       9288.56                    13286.04
  1992/08/31       9762.75                    13013.68
  1992/09/30      10060.28                    13167.24
  1992/10/31       9539.60                    13213.32
  1992/11/30       9344.35                    13663.90
  1992/12/31       8963.14                    13831.96
  1993/01/31       9316.45                    13948.15
  1993/02/28      10236.94                    14137.85
  1993/03/31      11045.86                    14436.15
  1993/04/30      11641.29                    14086.80
  1993/05/31      12181.01                    14464.33
  1993/06/30      12115.87                    14506.27
  1993/07/31      12283.37                    14448.25
  1993/08/31      12711.43                    14995.84
  1993/09/30      12339.21                    14880.37
  1993/10/31      12162.40                    15188.39
  1993/11/30      10878.23                    15044.10
  1993/12/31      10841.50                    15226.14
  1994/01/31      10944.21                    15743.82
  1994/02/28      10888.19                    15317.17
  1994/03/31      10075.77                    14649.34
  1994/04/30      10602.58                    14836.85
  1994/05/31      11074.87                    15080.17
  1994/06/30      11412.23                    14710.71
  1994/07/31      11624.28                    15193.22
  1994/08/31      11161.62                    15816.14
  1994/09/30      11585.73                    15428.65
  1994/10/31      12048.38                    15775.79
  1994/11/30      11421.87                    15201.24
  1994/12/31      10903.01                    15426.67
  1995/01/31      10971.52                    15826.69
  1995/02/28      11715.35                    16443.45
  1995/03/31      12361.31                    16928.70
  1995/04/30      13114.93                    17427.25
  1995/05/31      13457.49                    18123.82
  1995/06/30      12997.49                    18544.83
  1995/07/31      13643.45                    19159.78
  1995/08/31      14191.53                    19207.87
  1995/09/30      14230.68                    20018.44
  1995/10/31      12997.49                    19946.98
  1995/11/30      13731.53                    20822.65
  1995/12/31      15359.51                    21223.69
  1996/01/31      15693.86                    21946.15
  1996/02/29      16301.75                    22149.59
  1996/03/31      17588.47                    22362.89
  1996/04/30      18911.16                    22692.52
  1996/05/31      18636.06                    23277.76
  1996/06/30      18676.81                    23366.44
  1996/07/31      17647.70                    22334.12
  1996/08/31      18768.52                    22805.14
  1996/09/30      19471.57                    24088.62
  1996/10/31      21641.87                    24752.98
  1996/11/30      22518.14                    26624.06
  1996/12/31      22898.57                    26096.63
  1997/01/31      24173.64                    27727.15
  1997/02/28      21560.28                    27944.53
  1997/03/31      23077.72                    26796.29
  1997/04/30      22810.95                    28396.03
  1997/05/31      25976.96                    30124.78
  1997/06/30      27677.43                    31474.37
  1997/07/31      32029.30                    33978.79
  1997/08/31      34300.33                    32075.30
  1997/09/30      37880.27                    33832.06
  1997/10/31      39323.43                    32702.07
  1997/11/30      34512.89                    34215.85
  1997/12/31      34776.94                    34803.33
  1998/01/31      29854.49                    35188.26
  1998/02/28      32001.64                    37726.04
  1998/03/31      34400.05                    39657.99
  1998/04/30      37232.67                    40056.94
  1998/05/31      34839.91                    39368.37
  1998/06/30      30296.10                    40967.51
  1998/07/31      23625.40                    40531.21
  1998/08/31      16145.03                    34671.20
  1998/09/30      19758.33                    36892.24
  1998/10/31      22634.46                    39893.06
  1998/11/30      17244.73                    42310.97
  1998/12/31      17486.42                    44748.93
  1999/01/31      16676.75                    46620.33
  1999/02/28      15818.75                    45171.37
  1999/03/31      22211.50                    46978.68
  1999/04/30      25897.31                    48798.16
  1999/05/31      25039.30                    47646.04
  1999/06/30      26888.24                    50290.39
  1999/07/31      27734.17                    48720.33
  1999/08/31      29068.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120610 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $29,068 - a 190.68% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Noble Drilling Corp.              7.0

BJ Services Co.                   6.5

Smith International, Inc.         6.5

ENSCO International, Inc.         6.5

Schlumberger Ltd.                 6.5

Weatherford International, Inc.   6.2

Halliburton Co.                   5.9

Baker Hughes, Inc.                5.4

Nabors Industries, Inc.           5.0

Cooper Cameron Corp.              5.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Energy Services 80.2%
Oil & Gas 11.7%
Engineering 0.2%
Iron & Steel 0.2%
Ship Building & Repair 0.2%
All Others 7.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 7.5
Row: 1, Col: 2, Value: 0.2
Row: 1, Col: 3, Value: 0.2
Row: 1, Col: 4, Value: 0.2
Row: 1, Col: 5, Value: 11.7
Row: 1, Col: 6, Value: 80.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ENERGY SERVICE PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of James Catudal)

James Catudal,
Portfolio Manager
of Fidelity Select
Energy Service Portfolio

Q. HOW DID THE FUND PERFORM, JIM?

A. It was an exceptional period. For the six months that ended August 31, 1999, the fund returned 83.80%, compared to 7.32% for the Standard & Poor's 500 Index and 43.20% for the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 80.09%, compared to 39.82% and 49.26% for the S&P 500 and the Goldman Sachs index, respectively.

Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY STRONG PERFORMANCE?

A. A significant improvement in both crude oil and natural gas prices was the primary factor aiding the fund's performance. Crude oil, for example, roughly doubled in price during the period as a result of increased demand from Asia and the decision by the Organization of Petroleum Exporting Countries (OPEC) to restrict production. Natural gas also strengthened because lower prices in 1998 had caused reduced drilling activity, which resulted in lower production. Higher energy prices typically lead to more spending for exploration and production (E&P), which directly benefits energy service companies. Although the broadly based S&P 500 also showed a gain for the period, higher interest rates limited returns in many sectors of the market. The Goldman Sachs index benefited from higher energy prices but also reflected subsectors of the natural resources area that were not as strong as the energy component.

Q. WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S HOLDINGS?

A. During the first half of the period, I was more confident of the prospects for natural gas than for oil. Consequently, I increased the fund's holdings of companies with exposure to North American natural gas drilling activity. However, as the period progressed and the rally in oil prices continued, both oil- and gas-related stocks saw significant gains.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. BJ Services, a pressure pumping company, was a key contributor. The company has high exposure to the North American natural gas drilling market, which has led the energy recovery. Investors also were attracted to the stock because of efforts the company made to strengthen itself through cost reductions and acquisitions made during the recent downturn. Another strong performer was Baker Hughes, a diversified energy service company. In that case, the stock price had been driven down sharply when energy prices were weak, and it responded with a comparable move up when oil and gas recovered. Noble Drilling also helped performance. This well-managed company began to see the benefits of converting six drilling rigs to the semi-submersible type used in deep water drilling. In addition, investors liked the fact that a sizable part of the company's prospective earnings was secured by long-term contracts.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. There is nothing worth mentioning on the negative side. Virtually all of the fund's holdings made positive contributions to performance.

Q. WHAT'S YOUR OUTLOOK, JIM?

A. The outlook for energy service companies appears very favorable at this juncture. Strong worldwide economic growth should continue to support oil and gas prices and, in turn, healthy budgets for exploration and production activities. Sharply higher interest rates in the United States or another shock from one of the emerging economies - for example, a currency devaluation - could reduce demand for energy products and services. Right now, though, neither of those possibilities seems likely to materialize in the near term. OPEC will probably relax its restrictions on production at some point which could increase oil price volatility. Given an environment of strong and growing demand for crude oil and low supply growth due to reduced E&P budgets, however, the market should be able to absorb the increased OPEC supply.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 043

TRADING SYMBOL: FSESX

SIZE: as of August 31, 1999, more than
$796 million

MANAGER: James Catudal, since 1998; manager,
Fidelity Select Industrial Materials Portfolio,
1997-
1998; analyst, North American non-ferrous
metals companies, since 1997; joined Fidelity in
1997

ENERGY SERVICE PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.9%

                                 SHARES                     VALUE (NOTE 1)

COMPUTER SERVICES & SOFTWARE
- 0.1%

GeoScience Corp. (a)              79,000                    $ 533,250

CONSTRUCTION - 0.0%

Bouygues Offshore SA              1,000                      18,813
sponsored ADR

ELECTRICAL EQUIPMENT - 0.0%

NQL Drilling Tools, Inc.          90,300                     468,894
Class A (a)

ENERGY SERVICES - 80.2%

Atwood Oceanics, Inc. (a)         195,700                    6,164,550

Baker Hughes, Inc.                1,265,936                  43,041,824

BJ Services Co. (a)               1,521,676                  52,117,403

CAL Dive International, Inc.      100                        3,763
(a)

Carbo Ceramics, Inc.              46,500                     1,243,875

Coflexip SA sponsored ADR         198,600                    8,986,650

Diamond Offshore Drilling,        416,500                    15,931,125
Inc.

ENSCO International, Inc.         2,435,200                  51,900,200

Global Industries Ltd. (a)        712,300                    7,968,856

Global Marine, Inc. (a)           816,000                    14,484,000

Halliburton Co.                   1,013,167                  46,985,620

Helmerich & Payne, Inc.           1,071,300                  29,527,706

Input/Output, Inc. (a)            336,800                    2,483,900

Lone Star Technologies, Inc.      355,000                    7,100,000
(a)

Marine Drilling Companies,        1,257,100                  19,956,463
Inc. (a)

McDermott International, Inc.     1,242,500                  28,033,906

Nabors Industries, Inc. (a)       1,462,700                  39,492,900

Noble Drilling Corp. (a)          2,277,450                  56,082,199

Oceaneering International,        583,600                    11,708,475
Inc. (a)

Offshore Logistics, Inc. (a)      172,300                    2,013,756

Parker Drilling Co. (a)           180,000                    900,000

Pool Energy Services Co. (a)      455,100                    12,003,263

Precision Drilling Corp.          125,000                    2,839,196
Class A (a)

Pride International, Inc. (a)     80,000                     1,190,000

R&B Falcon Corp. (a)              100                        1,288

Rowan Companies, Inc. (a)         1,088,600                  20,275,175

Ryan Energy Technologies,         298,200                    879,116
Inc. (a)

Santa Fe International Corp.      118,300                    3,120,163

Schlumberger Ltd.                 769,245                    51,347,104

SEACOR SMIT, Inc. (a)             108,900                    5,655,994

Smith International, Inc. (a)     1,113,800                  52,000,538

Tidewater, Inc.                   646,465                    21,010,113

Transocean Offshore, Inc.         228,154                    7,757,236

Tuboscope, Inc. (a)               610,900                    8,896,231

UTI Energy Corp. (a)              170,000                    3,400,000

Varco International, Inc. (a)     172,500                    2,134,688

                                                             638,637,276

ENGINEERING - 0.2%

Stolt Comex Seaway SA (a)         139,500                    1,778,625

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.2%

Gardner Denver Machinery,         75,000                     1,439,063
Inc. (a)



                                 SHARES                     VALUE (NOTE 1)

IRON & STEEL - 0.2%

NS Group, Inc. (a)                120,000                   $ 1,425,000

Prudential Steel Ltd.             35,000                     298,995

                                                             1,723,995

LEASING & RENTAL - 0.1%

Hanover Compressor Co. (a)        900                        32,344

Superior Energy Services,         125,000                    781,250
Inc. (a)

                                                             813,594

OIL & GAS - 11.7%

Compagnie Generale de             42,300                     507,600
Geophysique SA sponsored ADR
(a)

Cooper Cameron Corp. (a)          946,276                    39,388,739

Dailey International, Inc.        285,000                    279,300
(a)(c)

National-Oilwell, Inc. (a)        12,000                     204,000

Petroleum Geo-Services ASA        126,600                    2,587,388
sponsored ADR (a)

Veritas DGC, Inc. (a)             20,500                     366,438

Weatherford International,        1,395,940                  49,730,363
Inc. (a)

                                                             93,063,828

SHIP BUILDING & REPAIR - 0.2%

Dril-Quip, Inc. (a)               57,400                     1,603,613

TOTAL COMMON STOCKS                                          740,080,951
(Cost $621,999,294)

CASH EQUIVALENTS - 7.2%



Taxable Central Cash Fund,        57,266,536                 57,266,536
5.20% (b) (Cost $57,266,536)

TOTAL INVESTMENT PORTFOLIO -                                 797,347,487
100.1%  (Cost $679,265,830)

NET OTHER ASSETS - (0.1%)                                    (1,034,336)

NET ASSETS - 100%                                          $ 796,313,151

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $331,932,802 and $278,869,443, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $69,674 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Dailey International, Inc.          $ -                   $ -                   $ -            $ 279,300


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $701,754,098. Net unrealized appreciation aggregated $95,593,389, of which $151,367,435 related to appreciated investment securities and $55,774,046 related to depreciated investment securities.
At February 28, 1999, the fund had a capital loss carryforward of approximately $85,150,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $56,642,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

ENERGY SERVICE PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 797,347,487
value  (cost $679,265,830) -
 See accompanying schedule

Receivable for investments                   8,357,556
sold

Receivable for fund shares                   3,796,330
sold

Dividends receivable                         582,608

Interest receivable                          237,428

Redemption fees receivable                   25,975

 TOTAL ASSETS                                810,347,384

LIABILITIES

Payable for investments        $ 3,156,183
purchased

Payable for fund shares         10,067,431
redeemed

Accrued management fee          393,381

Other payables and accrued      417,238
expenses

 TOTAL LIABILITIES                           14,034,233

NET ASSETS                                  $ 796,313,151

Net Assets consist of:

Paid in capital                             $ 864,226,989

Accumulated net investment                   (1,239,921)
loss

Accumulated undistributed net                (184,755,810)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  118,081,893
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 33,097,001                  $ 796,313,151
shares outstanding

NET ASSET VALUE and                          $24.06
redemption price per share
($796,313,151 (divided by)
33,097,001 shares)

Maximum offering price per                   $24.80
share (100/97.00 of $24.06)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,956,753
Dividends

Interest                                        1,221,854

Security lending                                2,836

 TOTAL INCOME                                   3,181,443

EXPENSES

Management fee                   $ 2,104,259

Transfer agent fees               2,056,569

Accounting and security           249,839
lending fees

Non-interested trustees'          1,044
compensation

Custodian fees and expenses       17,025

Registration fees                 99,746

Audit                             13,174

Legal                             367

 Total expenses before            4,542,023
reductions

 Expense reductions               (120,659)     4,421,364

NET INVESTMENT INCOME (LOSS)                    (1,239,921)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,882,599

 Foreign currency transactions    (5,493)       1,877,106

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            339,045,152

 Assets and liabilities in        236           339,045,388
foreign currencies

NET GAIN (LOSS)                                 340,922,494

NET INCREASE (DECREASE) IN                     $ 339,682,573
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,784,256
charges paid to FDC

 Sales charges - Retained by                   $ 1,777,258
FDC

 Deferred sales charges                        $ 3,134
withheld   by FDC

 Exchange fees withheld by FSC                 $ 35,782

 Expense reductions  Directed                  $ 118,747
brokerage arrangements

  Custodian credits                             1,153

  Transfer agent credits                        759

                                               $ 120,659

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (1,239,921)                $ (3,167,669)
income (loss)

 Net realized gain (loss)         1,877,106                    (185,190,842)

 Change in net unrealized         339,045,388                  (243,966,665)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       339,682,573                  (432,325,176)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (54,767,354)
from net realized gain

Share transactions Net            754,638,708                  1,182,599,212
proceeds from sales of shares

 Reinvestment of distributions    -                            53,845,591

 Cost of shares redeemed          (666,913,334)                (1,305,871,677)

 NET INCREASE (DECREASE) IN       87,725,374                   (69,426,874)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  2,008,832                    4,414,000

  TOTAL INCREASE (DECREASE)       429,416,779                  (552,105,404)
IN NET ASSETS

NET ASSETS

 Beginning of period              366,896,372                  919,001,776

 End of period (including        $ 796,313,151                $ 366,896,372
accumulated net investment
loss of $1,239,921 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             38,335,822                   53,434,483

 Issued in reinvestment of        -                            1,829,614
distributions

 Redeemed                         (33,261,311)                 (60,036,675)

 Net increase (decrease)          5,074,511                    (4,772,578)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999               1998       1997       1996 G     1995

Net asset value, beginning of    $ 13.09                      $ 28.02            $ 20.46    $ 16.09    $ 11.97    $ 11.66
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                        (.10)              (.10)      (.01)      .08 E      .02
D

 Net realized and unrealized      10.95                        (13.26)            9.36       5.05       4.49       .67
gain (loss)

 Total from investment            10.91                        (13.36)            9.26       5.04       4.57       .69
operations

Less Distributions

 From net investment income       -                            -                  -          -          (.04)      (.01)

 In excess of net investment      -                            -                  -          -          -          (.01)
income

 From net realized gain           -                            (1.71)             (1.85)     (.79)      (.48)      (.35)

 In excess of net realized        -                            -                  -          -          -          (.13)
gain

 Total distributions              -                            (1.71)             (1.85)     (.79)      (.52)      (.50)

Redemption fees added to paid     .06                          .14                .15        .12        .07        .12
in capital

Net asset value, end of period   $ 24.06                      $ 13.09            $ 28.02    $ 20.46    $ 16.09    $ 11.97

TOTAL RETURN B, C                 83.80%                       (50.57)%           48.43%     32.26%     39.15%     7.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 796,313                    $ 366,896          $ 919,002  $ 439,504  $ 273,805  $ 63,794
(000 omitted)

Ratio of expenses to average      1.24% A                      1.39%              1.25%      1.47%      1.59%      1.81%
net assets

Ratio of expenses to average      1.21% A, F                   1.35% F            1.22% F    1.45% F    1.58% F    1.79% F
net assets after  expense
reductions

Ratio of net investment           (.34)% A                     (.49)%             (.35)%     (.07)%     .60%       .19%
income (loss) to average net
assets

Portfolio turnover rate           83% A                        75%                78%        167%       223%       209%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.02 PER SHARE. F FMR OR THE FUND  HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


GOLD PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT GOLD                     0.78%          45.98%       -36.12%       -10.47%

SELECT GOLD (LOAD ADJ.)         -2.31%         41.53%       -38.11%       -13.23%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT GOLD                     45.98%       -8.57%        -1.10%

SELECT GOLD  (LOAD ADJ.)        41.53%       -9.15%        -1.41%

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             GOLD                        S&P 500
             00041                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9756.25                     9959.00
  1989/10/31       9856.25                     9727.95
  1989/11/30      11112.50                     9926.40
  1989/12/31      10937.50                    10164.64
  1990/01/31      11418.75                     9482.59
  1990/02/28      11100.00                     9604.91
  1990/03/31      10668.75                     9859.44
  1990/04/30       9512.50                     9612.96
  1990/05/31      10350.00                    10550.22
  1990/06/30       9687.50                    10478.48
  1990/07/31      10362.50                    10444.95
  1990/08/31      10175.00                     9500.72
  1990/09/30      10168.75                     9038.04
  1990/10/31       8500.00                     8999.18
  1990/11/30       8393.75                     9580.52
  1990/12/31       9056.25                     9847.82
  1991/01/31       7800.00                    10277.18
  1991/02/28       8506.25                    11012.00
  1991/03/31       8475.00                    11278.49
  1991/04/30       8175.00                    11305.56
  1991/05/31       8456.25                    11793.96
  1991/06/30       9025.00                    11253.80
  1991/07/31       8925.00                    11778.23
  1991/08/31       8200.00                    12057.37
  1991/09/30       8062.50                    11856.01
  1991/10/31       8681.25                    12014.88
  1991/11/30       8662.50                    11530.68
  1991/12/31       8500.00                    12849.79
  1992/01/31       8706.25                    12610.79
  1992/02/29       8437.50                    12774.73
  1992/03/31       7862.50                    12525.62
  1992/04/30       7462.50                    12893.87
  1992/05/31       7993.75                    12957.05
  1992/06/30       8512.50                    12763.99
  1992/07/31       9050.00                    13286.04
  1992/08/31       8881.25                    13013.68
  1992/09/30       8831.25                    13167.24
  1992/10/31       8568.75                    13213.32
  1992/11/30       7843.75                    13663.90
  1992/12/31       8237.50                    13831.96
  1993/01/31       8081.25                    13948.15
  1993/02/28       8843.75                    14137.85
  1993/03/31       9837.50                    14436.15
  1993/04/30      11081.25                    14086.80
  1993/05/31      12312.50                    14464.33
  1993/06/30      13031.25                    14506.27
  1993/07/31      14068.75                    14448.25
  1993/08/31      13331.25                    14995.84
  1993/09/30      11918.75                    14880.37
  1993/10/31      13700.00                    15188.39
  1993/11/30      13712.50                    15044.10
  1993/12/31      14718.75                    15226.14
  1994/01/31      14725.00                    15743.82
  1994/02/28      14162.50                    15317.17
  1994/03/31      14506.25                    14649.34
  1994/04/30      13281.25                    14836.85
  1994/05/31      13856.25                    15080.17
  1994/06/30      13175.00                    14710.71
  1994/07/31      12981.25                    15193.22
  1994/08/31      13593.75                    15816.14
  1994/09/30      14781.25                    15428.65
  1994/10/31      13712.50                    15775.79
  1994/11/30      12087.50                    15201.24
  1994/12/31      12443.75                    15426.67
  1995/01/31      11143.75                    15826.69
  1995/02/28      11525.00                    16443.45
  1995/03/31      13293.75                    16928.70
  1995/04/30      13243.75                    17427.25
  1995/05/31      13518.75                    18123.82
  1995/06/30      13706.25                    18544.83
  1995/07/31      14075.00                    19159.78
  1995/08/31      14106.25                    19207.87
  1995/09/30      14100.00                    20018.44
  1995/10/31      12400.00                    19946.98
  1995/11/30      13550.00                    20822.65
  1995/12/31      13837.50                    21223.69
  1996/01/31      16293.75                    21946.15
  1996/02/29      16943.75                    22149.59
  1996/03/31      17350.00                    22362.89
  1996/04/30      17762.50                    22692.52
  1996/05/31      19700.00                    23277.76
  1996/06/30      16918.75                    23366.44
  1996/07/31      16606.25                    22334.12
  1996/08/31      18300.00                    22805.14
  1996/09/30      17962.50                    24088.62
  1996/10/31      17468.75                    24752.98
  1996/11/30      16718.75                    26624.06
  1996/12/31      16593.99                    26096.63
  1997/01/31      15886.64                    27727.15
  1997/02/28      17976.83                    27944.53
  1997/03/31      15121.94                    26796.29
  1997/04/30      14208.43                    28396.03
  1997/05/31      15023.62                    30124.78
  1997/06/30      13736.84                    31474.37
  1997/07/31      13521.25                    33978.79
  1997/08/31      13649.26                    32075.30
  1997/09/30      14814.77                    33832.06
  1997/10/31      12544.38                    32702.07
  1997/11/30       9586.82                    34215.85
  1997/12/31      10058.41                    34803.33
  1998/01/31      10617.59                    35188.26
  1998/02/28      10220.10                    37726.04
  1998/03/31      10887.07                    39657.99
  1998/04/30      11520.35                    40056.94
  1998/05/31       9896.72                    39368.37
  1998/06/30       8690.79                    40967.51
  1998/07/31       8050.77                    40531.21
  1998/08/31       5948.81                    34671.20
  1998/09/30       9216.28                    36892.24
  1998/10/31       8940.06                    39893.06
  1998/11/30       8751.42                    42310.97
  1998/12/31       9189.33                    44748.93
  1999/01/31       8933.33                    46620.33
  1999/02/28       8616.68                    45171.37
  1999/03/31       8630.16                    46978.68
  1999/04/30       9977.57                    48798.16
  1999/05/31       8441.52                    47646.04
  1999/06/30       8845.74                    50290.39
  1999/07/31       8320.25                    48720.33
  1999/08/31       8677.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154434 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $8,677 - a 13.23% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Meridian Gold, Inc.             10.6

Placer Dome, Inc.               9.3

Anglogold Ltd.                  6.7

Freeport-McMoRan Copper &       5.9
Gold, Inc. Class B

Normandy Mining Ltd.            5.8

Barrick Gold Corp.              5.3

Euro-Nevada Mining Corp. Ltd.   4.9

Agnico-Eagle Mines Ltd.         4.9

Newmont Mining Corp.            4.9

Newcrest Mining Ltd.            4.5

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Gold Ores (Canada) 44.2%
Gold Ores (United States
of America) 8.9%
Gold Ores (Australia) 8.7%
Gold & Silver Ores
(South Africa) 8.5%
Gold & Silver Ores
(Australia) 6.7%
All Others 23.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.0
Row: 1, Col: 2, Value: 6.7
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 8.699999999999999
Row: 1, Col: 5, Value: 8.9
Row: 1, Col: 6, Value: 44.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

GOLD PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager
of Fidelity Select
Gold Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund's performance was disappointing relative to its benchmarks, although it posted a small gain in spite of further weakness in the price of gold. For the six months that ended August 31, 1999, the fund returned 0.78%, trailing the 7.32% gain in the Standard & Poor's 500 Index and the 43.20% gain in the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 45.98%, beating the 39.82% gain in the S&P 500 but coming up slightly short of the 49.26% gain in the Goldman Sachs index.

Q. WHY DID THE FUND UNDERPERFORM THE INDEXES BY SO MUCH DURING THE SIX-MONTH PERIOD?

A. Selling pressure once again engulfed the gold market, this time in response to the Bank of England's announcement in May of its intention to sell off about 400 tons of gold over the next 18 months. That announcement drove down the price of the yellow metal to around the level of $250 per ounce in late August. While the Goldman Sachs index contains precious metals stocks, it also contains the stocks of companies that produce base metals such as copper, aluminum, zinc and nickel. The prices of base metals advanced sharply during the period as did energy prices, enabling the Goldman Sachs index to outpace the fund's performance by a wide margin. The S&P 500 also performed well because the environment for stocks in most sectors continued to be favorable, with moderate growth in the U.S. economy and negligible inflation.

Q. HOW DID DEMAND FOR GOLD FROM ASIA AFFECT THE MARKET?

A. The formerly depressed economies of Asia appeared to be recovering much faster than most investors expected. Since the Asian jewelry market uses a significant percentage of annual worldwide gold production, this development undoubtedly prevented gold's price from sliding even further than it did.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. Anglogold Ltd., the largest gold mining company in South Africa, made a positive contribution to performance. The stock price was supported by investors' confidence in the company's management and its strategic approach to cost-cutting. Although foreign investments are typically riskier than U.S.-based ones, I've tried to offset some of that risk by seeking out companies with the best management, healthiest cash flows and strongest balance sheets, as well as the capability to add meaningfully to production. Anglogold is a good example of that strategy. Newmont Mining also bucked the downtrend, as investor interest in the stock remained high because of the company's large reserve position. Finally, the price of Getchell Gold benefited from the company's acquisition by Placer Dome.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Euro-Nevada Mining Corp., which derives the bulk of its revenue from gold royalties, was a disappointment. In the recent difficult environment, investors became skeptical of the company's future earnings stream. Normandy Mining, an Australian holding, was another negative contributor to performance. Its decision to acquire TVX Gold was not well received by investors. Also disappointing was Placer Dome, which ran into trouble when investors judged that the company paid too much for some recent acquisitions.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. At the end of the period, the price of gold was close to a 20-year low. With prices so low, many mines must cut back their budgets for exploring and developing new properties. Over the long term, this should have the effect of curtailing supply and supporting gold prices. Other factors that could help gold would be a resurgence of inflation in the Western world, a decline in the value of the U.S. dollar and a reduction in central bank sales of gold. Regardless of what gold does, however, my goal is to keep the fund invested in the stocks of the highest-quality companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: December 16, 1985

FUND NUMBER: 041

TRADING SYMBOL: FSAGX

SIZE: as of August 31, 1999, more than
$177 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Precious Metals and
Minerals Portfolio, since 1997; Fidelity
Canada Fund, 1987-1996; Fidelity Select
Food and Agriculture Portfolio, 1985-1987;
joined Fidelity in 1981

GOLD PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 98.1%

                                 SHARES                     VALUE (NOTE 1)

AUSTRALIA - 17.5%

METALS & MINING - 2.1%

METAL MINING SERVICES - 2.1%

Acacia Resources Ltd.             3,060,755                 $ 3,642,100

PRECIOUS METALS - 15.4%

GOLD & SILVER ORES - 6.7%

Normandy Mining Ltd.              14,355,416                 10,285,943

Sons of Gwalia NL                 635,235                    1,584,927

                                                             11,870,870

GOLD ORES - 8.7%

Delta Gold NL                     5,320,509                  7,515,581

Newcrest Mining Ltd. (a)          3,335,062                  7,894,342

                                                             15,409,923

TOTAL PRECIOUS METALS                                        27,280,793

TOTAL AUSTRALIA                                              30,922,893

CANADA - 49.8%

METALS & MINING - 2.1%

METAL MINING SERVICES - 0.1%

Minefinders Corp. Ltd. (a)        297,600                    129,608

Minefinders Corp. Ltd. (a)(d)     200,000                    87,102

                                                             216,710

MISCELLANEOUS NONMETALLIC
MINERALS - 2.0%

Camphor Ventures, Inc. (a)        14,100                     6,235

DIA Metropolitan Minerals Ltd.:

Class A (sub-vtg.) (a)            50,650                     755,084

Class B (multi-vtg.) (a)          177,900                    2,801,106

                                                             3,562,425

TOTAL METALS & MINING                                        3,779,135

OIL & GAS - 0.4%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.4%

Southwestern Gold Corp. (a)       227,500                    670,687

PRECIOUS METALS - 47.3%

GOLD & SILVER ORES - 3.1%

Goldcorp, Inc. Class A (a)        1,056,200                  5,236,771

Richmont Mines, Inc. (a)          198,600                    294,074

                                                             5,530,845

GOLD ORES - 44.2%

Agnico-Eagle Mines Ltd.           1,427,500                  8,608,040

Barrick Gold Corp.                485,500                    9,368,442

Euro-Nevada Mining Corp. Ltd.     721,400                    8,676,134

Francisco Gold Corp. (a)          191,200                    980,020

Francisco Gold Corp. (d)          144,500                    740,653

Franco Nevada Mining Corp.        369,600                    5,819,497
Ltd.

Franco Nevada Mining Corp.        106,900                    1,683,183
Ltd. (d)



                                 SHARES                     VALUE (NOTE 1)

Franco Nevada Mining Corp.        33,334                    $ 167,508
Ltd.  Class B warrants
9/15/98 (a)(d)

Geomaque Explorations Ltd. (a)    678,100                    227,169

Glamis Gold Ltd. (a)              897,600                    1,683,940

High River Gold Mines Ltd. (a)    60,000                     17,688

IAMGOLD, International            195,200                    438,137
African Mining Gold Corp. (a)

IAMGOLD, International            60,000                     134,673
African Mining Gold Corp. (d)

Meridian Gold, Inc. (a)           3,569,700                  18,775,304

Metallica Resources, Inc.         1,042,100                  363,077
(a)(c)

Metallica Resources, Inc.         100,000                    34,841
(a)(c)(d)

Mountain Province Mining,         427,400                    773,186
Inc. (a)

Placer Dome, Inc.                 1,584,787                  16,458,424

Repadre Capital Corp. (a)         301,200                    435,908

Repadre Capital Corp. (a)(d)      155,000                    224,322

Teck Corp. Class B (sub-vtg.)     300,300                    2,605,618

Vengold, Inc. (a)                 315,000                    15,829

                                                             78,231,593

TOTAL PRECIOUS METALS                                        83,762,438

TOTAL CANADA                                                 88,212,260

GHANA - 1.3%

PRECIOUS METALS - 1.3%

GOLD ORES - 1.3%

Ashanti Goldfields Co. Ltd.       319,902                    2,319,290
GDR

GRAND CAYMAN ISLANDS - 0.1%

PRECIOUS METALS - 0.1%

SILVER ORES - 0.1%

Apex Silver Mines Ltd. (a)        14,800                     190,550

PERU - 5.0%

PRECIOUS METALS - 5.0%

SILVER ORES - 5.0%

Compania de Minas
Buenaventura SA:

Class B                           939,419                    7,184,690

Series A sponsored ADR            224,445                    1,722,523

                                                             8,907,213

SOUTH AFRICA - 8.9%

METALS & MINING - 0.4%

NON-METALLIC MINERALS, EXCEPT
FUELS - 0.4%

De Beers Consolidated Mines       25,000                     679,688
Ltd. ADR

PRECIOUS METALS - 8.5%

GOLD & SILVER ORES - 8.5%

Anglogold Ltd.                    236,500                    11,851,228

Gold Fields Ltd.                  919,135                    3,171,254

                                                             15,022,482

TOTAL SOUTH AFRICA                                           15,702,170

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UNITED KINGDOM - 0.3%

METALS & MINING - 0.3%

MISCELLANEOUS METAL ORES, NEC
- 0.3%

Anglo American PLC (a)            10,000                    $ 550,070

UNITED STATES OF AMERICA -
15.2%

METALS & MINING - 5.9%

COPPER ORES - 5.9%

Freeport-McMoRan Copper &         655,000                    10,520,938
Gold, Inc. Class B

PRECIOUS METALS - 8.9%

GOLD ORES - 8.9%

Homestake Mining Co.              340,006                    2,890,051

Newmont Mining Corp.              420,565                    8,595,297

Stillwater Mining Co. (a)         136,000                    3,000,500

Stillwater Mining Co. (d)         59,400                     1,310,513

                                                             15,796,361

SERVICES - 0.4%

JEWELRY, PRECIOUS METAL - 0.4%

Lazare Kaplan International,      85,300                     703,725
Inc. (a)

TOTAL UNITED STATES OF AMERICA                               27,021,024

TOTAL COMMON STOCKS                                          173,825,470
(Cost $209,331,292)

CASH EQUIVALENTS - 0.4%



Taxable Central Cash Fund,        715,535                    715,535
5.20% (b) (Cost $715,535)

TOTAL INVESTMENT PORTFOLIO -                                 174,541,005
98.5%

NET OTHER ASSETS - 1.5%                                      2,685,944

NET ASSETS - 100%                                          $ 177,226,949

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,382,795 or 2.5% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $55,375,308 and $55,366,426, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $9,904 for the period.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                   PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

Metallica Resources, Inc.   $ -            $ -         $ -              $ 397,918


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $211,446,902. Net unrealized depreciation aggregated $36,905,897, of which $14,504,368 related to appreciated investment securities and $51,410,265 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $52,460,000 of which $35,849,000 and $16,611,000 will expire on February 28, 2006 and 2007, respectively.

The fund intends to elect to defer to its fiscal year ending February 29, 2000 approximately $24,084,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

GOLD PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at             $ 174,541,005
value  (cost $210,046,827) -
 See accompanying schedule

Receivable for investments                917,463
sold

Receivable for fund shares                2,123,552
sold

Dividends receivable                      726,592

Interest receivable                       13,561

Redemption fees receivable                1,403

Other receivables                         6,280

 TOTAL ASSETS                             178,329,856

LIABILITIES

Payable to custodian bank      $ 7,124

Payable for investments         276,737
purchased

Payable for fund shares         588,581
redeemed

Accrued management fee          86,690

Other payables and  accrued     143,775
expenses

 TOTAL LIABILITIES                        1,102,907

NET ASSETS                               $ 177,226,949

Net Assets consist of:

Paid in capital                          $ 295,022,663

Undistributed net investment              909,084
income

Accumulated undistributed net             (83,209,442)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (35,495,356)
(depreciation) on
investments  and assets and
liabilities in foreign
currencies

NET ASSETS, for 13,752,983               $ 177,226,949
shares outstanding

NET ASSET VALUE and                       $12.89
redemption price per share
($177,226,949 (divided by)
13,752,983 shares)

Maximum offering price per                $13.29
share (100/97.00 of $12.89)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,289,681
Dividends

 Special dividend from   Gold                   875,395
Fields Ltd.

Interest                                        67,090

Security lending                                3,630

 TOTAL INCOME                                   2,235,796

EXPENSES

Management fee                   $ 521,931

Transfer agent fees               699,555

Accounting and security           67,761
lending fees

Custodian fees and expenses       57,126

Registration fees                 26,761

Audit                             8,228

Legal                             118

 Total expenses before            1,381,480
reductions

 Expense reductions               (90,359)      1,291,121

NET INVESTMENT INCOME                           944,675

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,010,862)

 Foreign currency transactions    (22,162)      (5,033,024)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            5,156,706

 Assets and liabilities in        13,431        5,170,137
foreign currencies

NET GAIN (LOSS)                                 137,113

NET INCREASE (DECREASE) IN                     $ 1,081,788
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 233,953
charges paid to FDC

 Sales charges - Retained by                   $ 232,460
FDC

 Deferred sales charges                        $ 10,047
withheld   by FDC

 Exchange fees withheld by FSC                 $ 10,988

 Expense reductions  Directed                  $ 90,359
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 944,675                    $ (1,223,735)
income (loss)

 Net realized gain (loss)        (5,033,024)                  (32,008,820)

 Change in net unrealized        5,170,137                    (3,278,038)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,081,788                    (36,510,593)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           125,653,500                  403,467,113
proceeds from sales of shares

 Cost of shares redeemed         (129,643,951)                (408,945,830)

 NET INCREASE (DECREASE) IN      (3,990,451)                  (5,478,717)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 516,285                      1,940,375

  TOTAL INCREASE (DECREASE)      (2,392,378)                  (40,048,935)
IN NET ASSETS

NET ASSETS

 Beginning of period             179,619,327                  219,668,262

 End of period (including       $ 177,226,949                $ 179,619,327
undistributed net investment
income (loss) of $909,084
and $(35,591), respectively)

OTHER INFORMATION
Shares

 Sold                            9,409,953                    29,231,688

 Redeemed                        (9,701,961)                  (29,663,500)

 Net increase (decrease)         (292,008)                    (431,812)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 12.79                      $ 15.17                   $ 28.21    $ 27.11    $ 18.44
period

Income from Investment
Operations

Net investment income (loss) D    .07 H                        (.08)                     (.13)      (.16)      (.06)

Net realized and unrealized       (.01) G                      (2.43)                    (11.78)    1.60       8.62
gain (loss)

Total from investment             .06                          (2.51)                    (11.91)    1.44       8.56
operations

Less Distributions

From net realized gain            -                            -                         (1.29)     (.50)      -

Redemption fees added to paid     .04                          .13                       .16        .16        .11
in capital

Net asset value, end of period   $ 12.89                      $ 12.79                   $ 15.17    $ 28.21    $ 27.11

TOTAL RETURN B, C                 0.78%                        (15.69)%                  (43.15)%   6.10%      47.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 177,227                    $ 179,619                 $ 219,668  $ 428,103  $ 451,493
(000 omitted)

Ratio of expenses to average      1.52% A                      1.57%                     1.55%      1.44%      1.39%
net assets

Ratio of expenses to average      1.42% A, E                   1.54% E                   1.48% E    1.42% E    1.39%
net assets after  expense
reductions

Ratio of net investment           1.04% A                      (.59)%                    (.67)%     (.59)%     (.27)%
income (loss) to average net
assets

Portfolio turnover rate           62% A                        59%                       89%        63%        56%





FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 22.66
period

Income from Investment
Operations

Net investment income (loss) D    (.05)

Net realized and unrealized       (4.25)
gain (loss)

Total from investment             (4.30)
operations

Less Distributions

From net realized gain            -

Redemption fees added to paid     .08
in capital

Net asset value, end of period   $ 18.44

TOTAL RETURN B, C                 (18.62)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 278,197
(000 omitted)

Ratio of expenses to average      1.41%
net assets

Ratio of expenses to average      1.41%
net assets after  expense
reductions

Ratio of net investment           (.22)%
income (loss) to average net
assets

Portfolio turnover rate           34%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES  IN RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.06 PER SHARE.

NATURAL RESOURCES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT NATURAL RESOURCES          52.98%         58.61%       23.82%

SELECT NATURAL RESOURCES          48.32%         53.78%       20.03%
(LOAD ADJ.)

S&P 500                           7.32%          39.82%       72.48%

GS Natural Resources              43.20%         49.26%       32.80%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resource sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999       PAST 1 YEAR  LIFE OF FUND

SELECT NATURAL RESOURCES            58.61%       8.94%

SELECT NATURAL RESOURCES            53.78%       7.59%
(LOAD ADJ.)

S&P 500                             39.82%       24.41%

GS Natural Resources                49.26%       12.04%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Natural Resources           S&P 500
             00514                       SP001
  1997/03/03       9700.00                    10000.00
  1997/03/31       9438.10                     9533.50
  1997/04/30       9428.40                    10102.65
  1997/05/31      10262.60                    10717.70
  1997/06/30      10320.80                    11197.85
  1997/07/31      10931.90                    12088.86
  1997/08/31      10980.40                    11411.64
  1997/09/30      11785.50                    12036.66
  1997/10/31      11145.30                    11634.64
  1997/11/30      10233.50                    12173.20
  1997/12/31      10328.82                    12382.22
  1998/01/31      10010.40                    12519.16
  1998/02/28      10408.43                    13422.05
  1998/03/31      10826.36                    14109.39
  1998/04/30      11224.38                    14251.33
  1998/05/31      10627.34                    14006.35
  1998/06/30      10179.56                    14575.29
  1998/07/31       9363.60                    14420.06
  1998/08/31       7572.48                    12335.21
  1998/09/30       9025.28                    13125.40
  1998/10/31       9065.08                    14193.02
  1998/11/30       8726.76                    15053.26
  1998/12/31       8617.30                    15920.63
  1999/01/31       8030.21                    16586.43
  1999/02/28       7851.10                    16070.92
  1999/03/31       9522.82                    16713.92
  1999/04/30      11154.73                    17361.25
  1999/05/31      10796.50                    16951.35
  1999/06/30      11423.40                    17892.15
  1999/07/31      11602.51                    17333.56
  1999/08/31      12003.00                  17247.76
IMATRL PRASUN   SHR__CHT 19990831 19990909 154654 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $12,003 - a 20.03% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,248 - a 72.48% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Mobil Corp.                   7.8

USX-Marathon Group            5.6

Schlumberger Ltd.             4.7

Halliburton Co.               3.9

Alcoa, Inc.                   3.8

Texaco, Inc.                  3.2

Chevron Corp.                 3.2

Amerada Hess Corp.            3.0

Exxon Corp.                   2.9

BJ Services Co.               2.2

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 55.6%
Energy Services 23.4%
Metals & Mining 7.8%
Gas 2.9%
Precious Metals 2.3%
All Others 8.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 2.9
Row: 1, Col: 4, Value: 7.8
Row: 1, Col: 5, Value: 23.4
Row: 1, Col: 6, Value: 55.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

NATURAL RESOURCES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Larry Rakers) (photograph of Scott Offen)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the end of the period covered by this report, Scott Offen (right) became Portfolio Manager of Fidelity Select Natural Resources Portfolio. The following is an interview with Larry Rakers, who managed the fund during the period covered by this report, with comments from Scott Offen on his outlook.

Q. HOW DID THE FUND PERFORM, LARRY?

L.R. For the six- and 12-month periods that ended August 31, 1999, the fund returned 52.98% and 58.61%, respectively. During the same periods, the fund outpaced the Goldman Sachs Natural Resources Index - an index of 96 stocks designed to measure the performance of companies in the natural resources sector - which returned 43.20% and 49.26%, respectively. The Standard & Poor's 500 Index returned 7.32% and 39.82% during the same six- and 12-month periods.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE GOLDMAN SACHS INDEX?

L.R. My early prediction that oil prices and commodity prices were poised to rebound turned out to be beneficial to the fund's relative performance. The fund's more aggressive strategy worked well over the past six months as oil prices rebounded. Specifically, I allocated a larger percentage of assets to smaller integrated oil companies, energy service companies and drillers, which are more sensitive to oil prices. In an environment of increasing oil prices, these companies performed better than the large integrated oil companies during the period.

Q. WHAT SPARKED THE DRAMATIC RALLY IN NATURAL RESOURCES STOCKS IN
1999?

L.R. First we saw the price of oil rebound dramatically. Much of this increase was due to a favorable supply and demand equation. On the supply side, OPEC announced a significant production cutback in March. In addition, the remainder of the oil industry significantly cut back on exploration and production efforts as the price of oil continued to slide. On the demand side, we experienced a rebound in Asia and stable global demand. This created a squeeze on supply, resulting in a recovery in most commodity prices, especially oil.

Q. DID YOU MAKE ANY CHANGES TO THE FUND'S STRATEGY TO TAKE ADVANTAGE OF THE RECOVERY IN OIL PRICES?

L.R. I did make some minor adjustments to the portfolio. I did not, however, make any significant changes to the fund's strategy because I believed many of the stocks in the sector did not fully price in the increase in oil prices. As a result, even if energy prices remained stable, these stocks could have room to grow. While the fund's allocation of energy services and integrated oil companies remained steady, I started to look more closely at oil refiners and natural gas companies, which appeared to be undervalued given their favorable supply and demand outlook.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

L.R. USX-Marathon Group and Halliburton, two of the fund's top-10 holdings, were big contributors to fund performance. USX-Marathon, a leading integrated oil company, and Halliburton, a leading oil services company, benefited from the recovery in oil prices and the group's sensitivity to the price swings of oil. In the metals and mining group, Alcoa was a key contributor. Shares of Alcoa rallied dramatically as global demand for commodities improved, and aluminum was one of the hottest commodities.

Q. WHICH STOCKS HURT FUND PERFORMANCE?

L.R. Greenstone Resources was a disappointment for the fund. This gold mining company ran into some operational problems and a deteriorating business outlook. While the fund was underweighted in gold mining companies, Placer Dome and Homestake Mining also detracted from total return as weakness in gold prices hurt stock performance.

Q. SCOTT, WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?

S.O. While it is difficult to predict the strength of the global economy, my feeling is that worldwide economic activity will remain steady. There are a number of overseas economies recovering from recessions, Asia seems to be turning the corner to recovery and Europe looks stable. While U.S. economic growth is in question due to potentially higher domestic interest rates, I don't think it will lead to a global slowdown. Since commodity prices are heavily dependent upon global demand, I'm fairly optimistic about the outlook for natural resources stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: March 3, 1997

FUND NUMBER: 514

TRADING SYMBOL: FNATF

SIZE: as of August 31, 1999, more than $22 million

MANAGER: Scott Offen, since September 1999;
manager, Fidelity Select Food and Agriculture
Portfolio, since 1996; manager, several
Fidelity Select portfolios, 1988-1996;
joined Fidelity in 1985

NATURAL RESOURCES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.4%

                                 SHARES                  VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
0.2%

Barrett Resources Corp. (a)       1,400                  $ 50,488

ELECTRIC UTILITY - 0.2%

Calpine Corp. (a)                 400                     36,250

Illinova Corp.                    400                     12,750

                                                          49,000

ENERGY SERVICES - 23.4%

Baker Hughes, Inc.                11,490                  390,660

BJ Services Co. (a)               14,100                  482,925

Bonus Resource Services Corp.     8,400                   18,573
(a)

ENSCO International, Inc.         18,800                  400,675

Global Marine, Inc. (a)           9,200                   163,300

Halliburton Co.                   18,800                  871,850

Helmerich & Payne, Inc.           6,300                   173,644

Marine Drilling Companies,        10,000                  158,750
Inc. (a)

McDermott International, Inc.     1,800                   40,613

Nabors Industries, Inc. (a)       8,800                   237,600

Noble Drilling Corp. (a)          16,500                  406,313

Oceaneering International,        600                     12,038
Inc. (a)

Precision Drilling Corp.          2,500                   56,784
Class A (a)

Rowan Companies, Inc. (a)         2,000                   37,250

Santa Fe International Corp.      4,200                   110,775

Schlumberger Ltd.                 15,726                  1,049,711

Smith International, Inc. (a)     5,300                   247,444

Tidewater, Inc.                   2,400                   78,000

Tuboscope, Inc. (a)               10,300                  149,994

Unit Corp. (a)                    4,100                   31,519

UTI Energy Corp. (a)              4,100                   82,000

                                                          5,200,418

GAS - 2.9%

Dynegy, Inc.                      7,200                   169,200

K N Energy, Inc.                  10,600                  215,975

Ocean Energy, Inc. (a)            25,700                  260,213

                                                          645,388

LEASING & RENTAL - 0.1%

Superior Energy Services,         1,800                   11,250
Inc. (a)

METALS & MINING - 7.8%

Alcan Aluminium Ltd.              900                     29,608

Alcoa, Inc.                       13,100                  845,769

ASARCO, Inc.                      600                     12,525

Breakwater Resources Ltd. (a)     36,900                  92,714

Camphor Ventures, Inc. (a)        16,400                  7,252

Cominco Ltd.                      3,600                   62,111

Cyprus Amax Minerals Co.          6,800                   115,175

Freeport-McMoRan Copper &         6,200                   89,125
Gold, Inc.

Freeport-McMoRan Copper &         3,500                   56,219
Gold, Inc. Class B

Inco Ltd.                         7,900                   162,234

Phelps Dodge Corp.                700                     39,156



                                 SHARES                  VALUE (NOTE 1)

Reynolds Metals Co.               3,300                  $ 208,931

Rio Algom Ltd.                    1,500                   22,864

                                                          1,743,683

OIL & GAS - 55.5%

Alberta Energy Co. Ltd.           4,900                   151,022

Amerada Hess Corp.                10,800                  670,275

Anadarko Petroleum Corp.          6,600                   224,400

Apache Corp.                      6,800                   309,400

Atlantic Richfield Co.            3,100                   272,606

Basin Exploration, Inc. (a)       3,200                   72,800

Bellator Exploration, Inc. (a)    9,800                   10,834

Benton Oil & Gas Co. (a)          8,600                   22,038

British-Borneo Oil & Gas PLC      23,300                  81,934

Cabot Oil & Gas Corp. Class A     2,200                   41,938

Canada Occidental Petroleum       6,400                   117,923
Ltd.

Canadian Hunter Exploration       4,100                   66,616
Ltd.

Canadian Natural Resources        5,600                   138,827
Ltd. (a)

Chevron Corp.                     7,800                   719,550

Comstock Resources, Inc. (a)      3,000                   13,875

Conoco, Inc. Class B              6,351                   170,683

Cooper Cameron Corp. (a)          1,100                   45,788

Crestar Energy, Inc. (a)          7,600                   107,953

EEX Corp. (a)                     4,300                   20,425

Elf Aquitaine SA sponsored ADR    800                     70,450

Encal Energy Ltd. (a)             3,500                   18,760

Enron Oil & Gas Co.               5,800                   138,475

Ensign Resource Service           1,200                   26,533
Group, Inc.

Exxon Corp.                       8,100                   638,888

Forest Oil Corp. (a)              2,400                   35,850

Frontier Oil Corp. (a)            50,700                  405,600

Gulf Canada Resources Ltd. (a)    5,600                   22,888

Imperial Oil Ltd.                 3,800                   79,946

Kerr-McGee Corp.                  7,055                   395,080

Louis Dreyfus Natural Gas         5,700                   124,688
Corp. (a)

Magnum Hunter Resources, Inc.     11,900                  45,369

Magnum Hunter Resources, Inc.     3,966                   1,735
 warrants 7/1/02 (a)

Mobil Corp.                       17,000                  1,740,369

Murphy Oil Corp.                  1,100                   55,825

Noble Affiliates, Inc.            900                     27,900

Novus Petroleum Ltd. (a)          19,000                  19,205

Nuevo Energy Co. (a)              9,200                   161,000

Occidental Petroleum Corp.        1,000                   21,688

Penn West Petroleum Ltd. (a)      1,800                   38,291

Pennaco Energy, Inc. (a)          1,500                   17,438

Petro-Canada                      14,700                  221,116

Petrobras PN (Pfd. Reg.)          1                       0

Pioneer Natural Resources Co.     14,200                  161,525

Plains Resources, Inc. (a)        12,100                  231,413

Pogo Producing Co.                1,600                   33,400

Premier Oil PLC (a)               117,300                 42,849

Prima Energy Corp. (a)            1,200                   26,025

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

OIL & GAS - CONTINUED

Range Resources Corp.             5,800                  $ 31,900

Ranger Oil Ltd. (a)               4,400                   20,047

Remington Oil & Gas Corp.         4,900                   25,419

Rio Alto Exploration Ltd. (a)     6,600                   107,899

Santa Fe Snyder Corp. (a)         29,985                  292,354

Shell Transport & Trading Co.     8,000                   64,250
PLC (Reg.)

St. Mary Land & Exploration       1,500                   39,750
Co.

Suncor Energy, Inc.               5,800                   239,189

Sunoco, Inc.                      7,900                   257,244

Swift Energy Co. (a)              6,000                   75,750

Talisman Energy, Inc. (a)         5,100                   149,668

Texaco, Inc.                      11,400                  723,900

Titan Exploration, Inc. (a)       5,800                   31,900

Tosco Corp.                       7,600                   193,800

Ulster Petroleums Ltd. (a)        5,600                   61,910

Ultramar Diamond Shamrock         3,400                   88,825
Corp.

Union Pacific Resources           8,600                   154,263
Group, Inc.

Upton Resources, Inc. (a)         7,600                   13,749

USX-Marathon Group                40,000                  1,245,000

Valero Energy Corp.               3,800                   80,750

Vintage Petroleum, Inc.           14,900                  213,256

Weatherford International,        4,495                   160,134
Inc. (a)

Wiser Oil Co.                     4,400                   12,925

                                                          12,345,075

PRECIOUS METALS - 2.3%

Agnico-Eagle Mines Ltd.           1,900                   11,457

Meridian Gold, Inc. (a)           10,600                  55,752

Mountain Province Mining,         9,100                   16,462
Inc. (a)

Newmont Mining Corp.              2,100                   42,919

Pan American Silver Corp. (a)     2,400                   12,704

Placer Dome, Inc.                 18,400                  191,089

Repadre Capital Corp. (a)         1,500                   2,171

Stillwater Mining Co. (a)         8,150                   179,809

William Resources, Inc.           15,750                  0
warrants 2/15/03 (a)(c)

                                                          512,363

TOTAL COMMON STOCKS                                       20,557,665
(Cost $17,567,167)

CONVERTIBLE PREFERRED STOCKS
- 0.1%



OIL & GAS - 0.1%

Chesapeake Energy Corp. $3.50     1,000                   28,750
(Cost $9,692)

CASH EQUIVALENTS - 3.4%

                                 SHARES                  VALUE (NOTE 1)

Taxable Central Cash Fund,        753,725                $ 753,725
5.20% (b) (Cost $753,725)

TOTAL INVESTMENT PORTFOLIO -                              21,340,140
95.9%
(Cost $18,330,584)

NET OTHER ASSETS - 4.1%                                   921,802

NET ASSETS - 100%                                       $ 22,261,942

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $21,696,176 and $10,196,082, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,638 for the period.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     83.4%

Canada                       10.6

Netherlands Antilles          4.7

Others (individually less     1.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $18,564,138. Net unrealized appreciation aggregated $2,776,002, of which $3,174,270 related to appreciated investment securities and $398,268 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $563,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $345,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

NATURAL RESOURCES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at              $ 21,340,140
value  (cost $18,330,584) -
See accompanying schedule

Receivable for investments                 1,059,466
sold

Receivable for fund shares                 129,694
sold

Dividends receivable                       41,665

Interest receivable                        6,180

Redemption fees receivable                 553

Other receivables                          37

 TOTAL ASSETS                              22,577,735

LIABILITIES

Payable for investments        $ 152,511
purchased

Payable for fund shares         125,349
redeemed

Accrued management fee          9,444

Other payables and  accrued     28,489
expenses

 TOTAL LIABILITIES                         315,793

NET ASSETS                                $ 22,261,942

Net Assets consist of:

Paid in capital                           $ 20,038,853

Accumulated net investment                 (17,837)
loss

Accumulated undistributed net              (768,723)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                3,009,649
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,844,064                 $ 22,261,942
shares outstanding

NET ASSET VALUE and                        $12.07
redemption price per share
($22,261,942 (divided by)
1,844,064 shares)

Maximum offering price per                 $12.44
share (100/97.00 of $12.07)

STATEMENT OF OPERATIONS
                           SIX MONTHS ENDED AUGUST 31,
                                      1999 (UNAUDITED)

INVESTMENT INCOME                            $ 109,339
Dividends

Interest                                      25,978

Security lending                              37

 TOTAL INCOME                                 135,354

EXPENSES

Management fee                   $ 44,272

Transfer agent fees               45,676

Accounting and security           30,141
lending fees

Non-interested trustees'          18
compensation

Custodian fees and expenses       17,990

Registration fees                 14,080

Audit                             3,382

Miscellaneous                     264

 Total expenses before            155,823
reductions

 Expense reductions               (2,632)     153,191

NET INVESTMENT INCOME (LOSS)                  (17,837)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            467,027

 Foreign currency transactions    (3,087)     463,940

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,754,215

 Assets and liabilities in        93          3,754,308
foreign currencies

NET GAIN (LOSS)                               4,218,248

NET INCREASE (DECREASE) IN                   $ 4,200,411
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 46,993
charges paid to FDC

 Sales charges - Retained by                 $ 46,993
FDC

 Exchange fees withheld by FSC               $ 855

 Expense reductions  Directed                $ 2,632
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ (17,837)                   $ (35,238)
income (loss)

 Net realized gain (loss)        463,940                      (1,206,189)

 Change in net unrealized        3,754,308                    (510,320)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      4,200,411                    (1,751,747)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           24,404,288                   6,170,322
proceeds from sales of shares

 Cost of shares redeemed         (11,507,335)                 (6,819,368)

 NET INCREASE (DECREASE) IN      12,896,953                   (649,046)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 30,432                       15,080

  TOTAL INCREASE (DECREASE)      17,127,796                   (2,385,713)
IN NET ASSETS

NET ASSETS

 Beginning of period             5,134,146                    7,519,859

 End of period (including       $ 22,261,942                 $ 5,134,146
accumulated net investment
loss of $17,837 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            2,241,433                    655,279

 Redeemed                        (1,048,108)                  (723,578)

 Net increase (decrease)         1,193,325                    (68,299)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 7.89                       $ 10.46                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                        (.05)                     (.09)

Net realized and unrealized       4.17                         (2.54)                    .76
gain (loss)

Total from investment             4.16                         (2.59)                    .67
operations

Less Distributions

From net realized gain            -                            -                         (.26)

Redemption fees added to paid     .02                          .02                       .05
in capital

Net asset value, end of period   $ 12.07                      $ 7.89                    $ 10.46

TOTAL RETURN B, C                 52.98%                       (24.57)%                  7.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,262                     $ 5,134                   $ 7,520
(000 omitted)

Ratio of expenses to average      2.03% A                      2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.00% A, G                   2.47% G                   2.48% A, G
net assets after expense
reductions

Ratio of net investment           (.23)% A                     (.54)%                    (.86)% A
income (loss) to average net
assets

Portfolio turnover rate           143% A                       155%                      165% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY
28, 1998. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

PRECIOUS METALS AND MINERALS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PRECIOUS METALS  AND     1.09%          47.22%       -49.48%       -17.44%
MINERALS

SELECT PRECIOUS METALS  AND     -2.01%         42.73%       -51.07%       -19.99%
MINERALS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Natural Resources            43.20%         49.26%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 96 stocks designed to measure the performance of companies in the natural resources sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT PRECIOUS METALS  AND     47.22%       -12.76%       -1.90%
MINERALS

SELECT PRECIOUS METALS  AND     42.73%       -13.32%       -2.21%
MINERALS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Natural Resources            49.26%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             PRECIOUS METALS&MINERALS    S&P 500
             00061                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10041.33                     9959.00
  1989/10/31      10033.39                     9727.95
  1989/11/30      11311.37                     9926.40
  1989/12/31      11602.83                    10164.64
  1990/01/31      12526.88                     9482.59
  1990/02/28      11450.16                     9604.91
  1990/03/31      10951.98                     9859.44
  1990/04/30       9827.05                     9612.96
  1990/05/31      10389.52                    10550.22
  1990/06/30       9634.21                    10478.48
  1990/07/31      10220.78                    10444.95
  1990/08/31      10325.24                     9500.72
  1990/09/30      10092.22                     9038.04
  1990/10/31       8959.25                     8999.18
  1990/11/30       8798.55                     9580.52
  1990/12/31       9157.71                     9847.82
  1991/01/31       8163.72                    10277.18
  1991/02/28       8896.99                    11012.00
  1991/03/31       8725.89                    11278.49
  1991/04/30       8701.45                    11305.56
  1991/05/31       9190.30                    11793.96
  1991/06/30       9793.21                    11253.80
  1991/07/31       9793.21                    11778.23
  1991/08/31       8766.63                    12057.37
  1991/09/30       8945.87                    11856.01
  1991/10/31       9548.78                    12014.88
  1991/11/30       9850.24                    11530.68
  1991/12/31       9298.51                    12849.79
  1992/01/31       9495.83                    12610.79
  1992/02/29       9002.54                    12774.73
  1992/03/31       8649.01                    12525.62
  1992/04/30       8139.28                    12893.87
  1992/05/31       8673.68                    12957.05
  1992/06/30       8722.61                    12763.99
  1992/07/31       8837.92                    13286.04
  1992/08/31       8442.57                    13013.68
  1992/09/30       8096.63                    13167.24
  1992/10/31       7577.72                    13213.32
  1992/11/30       7132.94                    13663.90
  1992/12/31       7265.30                    13831.96
  1993/01/31       7441.27                    13948.15
  1993/02/28       8262.49                    14137.85
  1993/03/31       9385.39                    14436.15
  1993/04/30      10902.14                    14086.80
  1993/05/31      12343.46                    14464.33
  1993/06/30      12544.58                    14506.27
  1993/07/31      14178.64                    14448.25
  1993/08/31      12754.07                    14995.84
  1993/09/30      11748.50                    14880.37
  1993/10/31      13416.08                    15188.39
  1993/11/30      13390.94                    15044.10
  1993/12/31      15375.12                    15226.14
  1994/01/31      14739.08                    15743.82
  1994/02/28      14094.57                    15317.17
  1994/03/31      13950.40                    14649.34
  1994/04/30      13950.96                    14836.85
  1994/05/31      13976.42                    15080.17
  1994/06/30      14256.45                    14710.71
  1994/07/31      14799.56                    15193.22
  1994/08/31      15851.82                    15816.14
  1994/09/30      17065.32                    15428.65
  1994/10/31      16403.41                    15775.79
  1994/11/30      14646.81                    15201.24
  1994/12/31      15199.69                    15426.67
  1995/01/31      12551.78                    15826.69
  1995/02/28      13127.79                    16443.45
  1995/03/31      14460.34                    16928.70
  1995/04/30      14580.70                    17427.25
  1995/05/31      14400.16                    18123.82
  1995/06/30      14572.10                    18544.83
  1995/07/31      15173.90                    19159.78
  1995/08/31      15380.23                    19207.87
  1995/09/30      15423.22                    20018.44
  1995/10/31      13497.46                    19946.98
  1995/11/30      14443.15                    20822.65
  1995/12/31      14692.13                    21223.69
  1996/01/31      17772.04                    21946.15
  1996/02/29      18082.62                    22149.59
  1996/03/31      17979.10                    22362.89
  1996/04/30      18386.15                    22692.52
  1996/05/31      19449.89                    23277.76
  1996/06/30      16742.99                    23366.44
  1996/07/31      16535.43                    22334.12
  1996/08/31      17434.85                    22805.14
  1996/09/30      16708.39                    24088.62
  1996/10/31      16570.02                    24752.98
  1996/11/30      15739.79                    26624.06
  1996/12/31      15488.99                    26096.63
  1997/01/31      14823.08                    27727.15
  1997/02/28      16950.55                    27944.53
  1997/03/31      14433.91                    26796.29
  1997/04/30      13473.95                    28396.03
  1997/05/31      13698.81                    30124.78
  1997/06/30      12280.50                    31474.37
  1997/07/31      11796.20                    33978.79
  1997/08/31      11856.73                    32075.30
  1997/09/30      12410.22                    33832.06
  1997/10/31      10326.00                    32702.07
  1997/11/30       7973.67                    34215.85
  1997/12/31       8535.81                    34803.33
  1998/01/31       9400.63                    35188.26
  1998/02/28       8890.39                    37726.04
  1998/03/31       9487.12                    39657.99
  1998/04/30      10403.83                    40056.94
  1998/05/31       8812.55                    39368.37
  1998/06/30       7506.67                    40967.51
  1998/07/31       7325.06                    40531.21
  1998/08/31       5439.74                    34671.20
  1998/09/30       8267.71                    36892.24
  1998/10/31       8267.71                    39893.06
  1998/11/30       8077.45                    42310.97
  1998/12/31       8544.46                    44748.93
  1999/01/31       8285.01                    46620.33
  1999/02/28       7921.79                    45171.37
  1999/03/31       7939.08                    46978.68
  1999/04/30       9072.00                    48798.16
  1999/05/31       7619.10                    47646.04
  1999/06/30       7895.84                    50290.39
  1999/07/31       7670.99                    48720.33
  1999/08/31       8001.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990909 154852 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Precious Metals and Minerals Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $8,001 - a 19.99% decrease on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS

Meridian Gold, Inc.             11.5

Normandy Mining Ltd.            7.3

Placer Dome, Inc.               6.1

Euro-Nevada Mining Corp. Ltd.   5.0

Delta Gold NL                   5.0

Newmont Mining Corp.            4.9

Newcrest Mining Ltd.            4.8

Acacia Resources Ltd.           4.7

De Beers Consolidated Mines     4.6
Ltd. ADR

Freeport-McMoRan Copper &       4.5
Gold, Inc. Class B

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Gold Ores (Canada) 34.0%
Gold Ores (Australia) 9.9%
Gold & Silver Ores
(South Africa) 9.8%
Gold & Silver Ores
(Australia) 8.6%
Gold Ores (United States
of America) 6.7%
All Others 31.0%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 31.0
Row: 1, Col: 2, Value: 6.7
Row: 1, Col: 3, Value: 8.6
Row: 1, Col: 4, Value: 9.800000000000001
Row: 1, Col: 5, Value: 9.9
Row: 1, Col: 6, Value: 34.0

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

PRECIOUS METALS AND MINERALS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of George Domolky)

George Domolky,
Portfolio Manager of Fidelity Select Precious Metals and Minerals
Portfolio

Q. HOW DID THE FUND PERFORM, GEORGE?

A. The fund turned in a poor performance relative to its benchmarks, although it managed a positive return despite ongoing weakness in the price of gold. For the six months that ended August 31, 1999, the fund returned 1.09%, trailing the 7.32% gain in the Standard & Poor's 500 Index and the 43.20% gain in the Goldman Sachs Natural Resources Index, an index of 96 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months that ended August 31, 1999, the fund returned 47.22%, beating the 39.82% gain in the S&P 500 but coming up slightly short of the 49.26% gain in the Goldman Sachs index.

Q. WHY DID THE FUND UNDERPERFORM THE GOLDMAN SACHS INDEX BY SO MUCH DURING THE SIX-MONTH PERIOD?

A. During the past six months, the price of gold was again subject to selling pressure, this time in response to the Bank of England's announcement in May of its intention to sell off about 400 tons of gold over the next 18 months. This event drove down the price of gold by about $30, to around $250 per ounce in late August. The Goldman Sachs index, on the other hand, comprises a broad selection of natural resources stocks, including those of companies that produce base metals such as copper, aluminum, zinc and nickel. The prices of base metals advanced sharply during the period, as did energy prices, which explains the stellar performance of the Goldman Sachs index.

Q. WERE THERE ANY POSITIVE DEVELOPMENTS IN GOLD'S SUPPLY/DEMAND
PICTURE?

A. Things began to look brighter on the demand side. As 1999 progressed, it became clearer that the formerly depressed economies of Asia were recovering much faster than most investors expected. Since a significant percentage of annual worldwide gold production is used by the Asian jewelry market, this development undoubtedly prevented gold's price from sliding even further than it did.

Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A. De Beers Consolidated Mines Ltd. was one of the fund's strongest stocks. The world's premier producer of diamonds, De Beers was helped by the recovery of the Asian markets and continued strong demand for diamonds in the U.S. Anglogold Ltd., the largest gold mining company in South Africa, also made a positive contribution to performance. The stock price was supported by investors' confidence in the company's management and its strategic approach to cost-cutting. Although foreign investments are typically riskier than U.S.-based ones, I've tried to offset some of that risk by seeking out companies with the best managements, healthiest cash flows and strongest balance sheets, as well as the capability to add meaningfully to production. De Beers and Anglogold are two good examples of that strategy.

Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?

A. Normandy Mining, an Australian holding representing the fund's second-largest position at the end of the period, was by far the most negative contributor to performance. Its decision to acquire TVX Gold was not well received by investors. The fund was also hurt by its largest holding, Meridian Gold. Although there was no particularly negative news about the company, investors grew less confident in the earnings prospects for the company's new mine in Chile, which was in its final pre-production phase.

Q. WHAT'S YOUR OUTLOOK, GEORGE?

A. In order for sentiment in the gold market to improve, we need to see a decline in central bank selling. Other positive factors would be a resurgence of inflation in the Western world and a decline in the value of the U.S. dollar. With gold prices near a 20-year low and production being curtailed because of low prices, any of those developments could precipitate a strong recovery in the price of gold. Regardless of what gold does, however, my goal is to keep the fund invested in the stocks of the highest-quality companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

NOTE TO SHAREHOLDERS: On July 15, 1999, the fund's Board of Trustees voted to present to shareholders a proposal to merge Select Precious Metals and Minerals Portfolio into Select Gold Portfolio. In anticipation of the merger, Select Precious Metals and Minerals Portfolio will be closed to new investments at the close of business on December 20, 1999. A special meeting of shareholders of Select Precious Metals and Minerals Portfolio is scheduled to be held on February 16, 2000. On or about December 20, 1999, shareholders will be sent proxy materials asking them to vote on the proposal.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 061

TRADING SYMBOL: FDPMX

SIZE: as of August 31, 1999, more than
$131 million

MANAGER: George Domolky, since 1997;
manager, Fidelity Select Gold Portfolio, since
1997; Fidelity Canada Fund, 1987-1996;
Fidelity Select Food and Agriculture Portfolio,
1985-1987; joined Fidelity in 1981

PRECIOUS METALS AND MINERALS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 98.5%

                                 SHARES                     VALUE (NOTE 1)

AUSTRALIA - 23.2%

METALS & MINING - 4.7%

METAL MINING SERVICES - 4.7%

Acacia Resources Ltd.             5,139,253                 $ 6,115,377

PRECIOUS METALS - 18.5%

GOLD & SILVER ORES - 8.6%

Normandy Mining Ltd.              13,289,419                 9,522,135

Sons of Gwalia NL                 675,211                    1,684,668

                                                             11,206,803

GOLD ORES - 9.9%

Delta Gold NL                     4,645,819                  6,562,535

Newcrest Mining Ltd. (a)          2,668,000                  6,315,356

Ross Mining NL                    452,197                    138,861

                                                             13,016,752

TOTAL PRECIOUS METALS                                        24,223,555

TOTAL AUSTRALIA                                              30,338,932

CANADA - 36.7%

METALS & MINING - 0.4%

METAL MINING - 0.1%

Ivanhoe Mines Ltd. (a)            100,000                    105,193

METAL MINING SERVICES - 0.0%

Minefinders Corp. Ltd. (a)        200,200                    87,189

MISCELLANEOUS NONMETALLIC
MINERALS - 0.3%

DIA Metropolitan Minerals         22,500                     354,271
Ltd. Class B (multi-vtg.) (a)

TOTAL METALS & MINING                                        546,653

OIL & GAS - 0.3%

OIL & GAS FIELD EXPLORATION
SERVICES - 0.3%

Southwestern Gold Corp. (a)       135,000                    397,990

PRECIOUS METALS - 36.0%

GOLD & SILVER ORES - 2.0%

Goldcorp, Inc. Class A (a)        515,900                    2,557,896

Richmont Mines, Inc. (a)          7,700                      11,402

                                                             2,569,298

GOLD ORES - 34.0%

Agnico-Eagle Mines Ltd.           348,800                    2,103,317

Barrick Gold Corp.                205,000                    3,955,779

Claude Resources, Inc. (a)        500,500                    486,248

Euro-Nevada Mining Corp. Ltd.     545,800                    6,564,228

Francisco Gold Corp. (a)          53,500                     274,221

Francisco Gold Corp. (c)          54,500                     279,347

Franco Nevada Mining Corp.        281,400                    4,430,754
Ltd.

Franco Nevada Mining Corp.        80,200                     1,262,781
Ltd. (c)

Franco Nevada Mining Corp.        25,000                     125,628
Ltd. Class B warrants
9/15/98 (a)(c)



                                 SHARES                     VALUE (NOTE 1)

Geomaque Explorations Ltd. (a)    537,100                   $ 179,933

Glamis Gold Ltd. (a)              240,000                    450,251

High River Gold Mines Ltd. (a)    60,000                     17,688

IAMGOLD, International            139,800                    313,789
African Mining Gold Corp. (a)

Meridian Gold, Inc. (a)           2,853,100                  15,006,251

Metallica Resources, Inc. (a)     448,700                    156,331

Metallica Resources, Inc.         100,000                    34,841
(a)(c)

Mountain Province Mining,         291,500                    527,337
Inc. (a)

Placer Dome, Inc.                 762,665                    7,920,474

Repadre Capital Corp. (a)         274,800                    397,701

Vengold, Inc. (a)                 410,600                    20,633

                                                             44,507,532

TOTAL PRECIOUS METALS                                        47,076,830

TOTAL CANADA                                                 48,021,473

GHANA - 1.2%

PRECIOUS METALS - 1.2%

GOLD ORES - 1.2%

Ashanti Goldfields Co. Ltd.       218,146                    1,581,559
GDR

PERU - 4.4%

PRECIOUS METALS - 4.4%

SILVER ORES - 4.4%

Compania de Minas
Buenaventura SA:

Class B                           102,000                    780,097

sponsored ADR Class B             327,600                    5,036,850

                                                             5,816,947

SOUTH AFRICA - 17.9%

HOLDING COMPANIES - 0.9%

OFFICES OF HOLDING COMPANIES,
NEC - 0.9%

Gencor Ltd. (Reg.)                352,000                    1,139,308

METALS & MINING - 6.1%

MISCELLANEOUS METAL ORES, NEC
- 1.5%

Anglo American Platinum Corp.     80,800                     1,837,299
Ltd.

Impala Platinum Holdings Ltd.     4,000                      128,152

                                                             1,965,451

NON-METALLIC MINERALS, EXCEPT
FUELS - 4.6%

De Beers Consolidated Mines       222,500                    6,049,219
Ltd. ADR

TOTAL METALS & MINING                                        8,014,670

PRECIOUS METALS - 10.9%

GOLD & SILVER ORES - 9.8%

Anglogold Ltd.                    64,586                     3,236,463

Anglogold Ltd. sponsored ADR      224,690                    5,813,854

Gold Fields Ltd.                  1,101,270                  3,799,667

                                                             12,849,984

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

SOUTH AFRICA - CONTINUED

PRECIOUS METALS - CONTINUED

GOLD ORES - 1.1%

Avgold Ltd. (a)                   45,000                    $ 23,659

Gold Fields of South Africa       85,600                     164,548
Ltd.

Gold Fields of South Africa       73,700                     138,188
Ltd. ADR

Harmony Gold Mining Co. Ltd.      165,700                    680,605

Western Areas Gold Mining         169,500                    473,425
Ltd. (a)

                                                             1,480,425

TOTAL PRECIOUS METALS                                        14,330,409

TOTAL SOUTH AFRICA                                           23,484,387

UNITED KINGDOM - 3.8%

METALS & MINING - 3.8%

MISCELLANEOUS METAL ORES, NEC
- 3.8%

Anglo American PLC (a)            89,400                     4,917,624

UNITED STATES OF AMERICA -
11.3%

METALS & MINING - 4.5%

COPPER ORES - 4.5%

Freeport-McMoRan Copper &         364,000                    5,846,750
Gold, Inc. Class B

PRECIOUS METALS - 6.7%

GOLD ORES - 6.7%

Homestake Mining Co.              70,000                     595,000

Newmont Mining Corp.              315,000                    6,437,813

Stillwater Mining Co. (a)         44,150                     974,059

Stillwater Mining Co. (c)         34,500                     761,156

                                                             8,768,028

SERVICES - 0.1%

JEWELRY, PRECIOUS METAL - 0.1%

Lazare Kaplan International,      25,000                     206,250
Inc. (a)

TOTAL UNITED STATES OF AMERICA                               14,821,028

TOTAL COMMON STOCKS                                          128,981,950
(Cost $147,040,395)

CASH EQUIVALENTS - 1.4%



Central Cash Collateral Fund,     1,188,200                  1,188,200
5.26% (b)

Taxable Central Cash Fund,        653,418                    653,418
5.20% (b)

TOTAL CASH EQUIVALENTS                                       1,841,618
(Cost $1,841,618)

TOTAL INVESTMENT PORTFOLIO -                                 130,823,568
99.9%  (Cost $148,882,013)

NET OTHER ASSETS - 0.1%                                      189,297

NET ASSETS - 100%                                          $ 131,012,865

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,463,753 or 1.9% of net assets.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $57,921,853 and $50,945,524, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,347 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,182,488. The fund received cash collateral of $1,188,200 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $149,784,576. Net unrealized depreciation aggregated $18,961,008, of which $14,119,723 related to appreciated investment securities and $33,080,731 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $77,793,000 of which $1,376,000, $55,694,000 and $20,723,000 will expire on February 28, 2001, 2006 and 2007, respectively.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $12,682,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

PRECIOUS METALS AND MINERALS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 130,823,568
value  (cost $148,882,013) -
 See accompanying schedule

Foreign currency held at                    534,742
value  (cost $534,742)

Receivable for investments                  8,299
sold

Receivable for fund shares                  1,074,223
sold

Dividends receivable                        564,449

Interest receivable                         12,101

Redemption fees receivable                  1,743

Other receivables                           2,148

 TOTAL ASSETS                               133,021,273

LIABILITIES

Payable for investments        $ 106,750
purchased

Payable for fund shares         520,530
redeemed

Accrued management fee          64,178

Other payables and accrued      128,750
expenses

Collateral on securities        1,188,200
loaned,  at value

 TOTAL LIABILITIES                          2,008,408

NET ASSETS                                 $ 131,012,865

Net Assets consist of:

Paid in capital                            $ 244,657,417

Undistributed net investment                1,550,567
income

Accumulated undistributed net               (97,130,941)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (18,064,178)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,141,664                 $ 131,012,865
shares outstanding

NET ASSET VALUE and                         $9.26
redemption price per share
($131,012,865 (divided by)
14,141,664 shares)

Maximum offering price per                  $9.55
share (100/97.00 of $9.26)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,326,905
Dividends

Special dividend from  Gold                     1,280,213
Fields Ltd.

Interest                                        48,770

Security lending                                2,148

 TOTAL INCOME                                   2,658,036

EXPENSES

Management fee                   $ 367,488

Transfer agent fees               618,861

Accounting and security           47,731
lending fees

Non-interested trustees'          87
compensation

Custodian fees and expenses       36,673

Registration fees                 43,958

Audit                             7,444

Legal                             72

 Total expenses before            1,122,314
reductions

 Expense reductions               (52,001)      1,070,313

NET INVESTMENT INCOME                           1,587,723

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (5,800,478)

 Foreign currency transactions    (48,612)      (5,849,090)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            6,142,375

 Assets and liabilities in        3,500         6,145,875
foreign currencies

NET GAIN (LOSS)                                 296,785

NET INCREASE (DECREASE) IN                     $ 1,884,508
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 137,591
charges paid to FDC

 Sales charges - Retained by                   $ 137,591
FDC

 Deferred sales charges                        $ 6,986
withheld   by FDC

 Exchange fees withheld by FSC                 $ 10,673

 Expense reductions  Directed                  $ 52,001
brokerage arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ 1,587,723                  $ (142,318)
income (loss)

 Net realized gain (loss)        (5,849,090)                  (21,007,323)

 Change in net unrealized        6,145,875                    3,724,303
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,884,508                    (17,425,338)
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           112,796,705                  415,102,396
proceeds from sales of shares

 Cost of shares redeemed         (107,637,901)                (442,648,944)

 NET INCREASE (DECREASE) IN      5,158,804                    (27,546,548)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 530,425                      2,450,806

  TOTAL INCREASE (DECREASE)      7,573,737                    (42,521,080)
IN NET ASSETS

NET ASSETS

 Beginning of period             123,439,128                  165,960,208

 End of period (including       $ 131,012,865                $ 123,439,128
undistributed net investment
income (loss) of $1,550,567
and $(37,156), respectively)

OTHER INFORMATION
Shares

 Sold                            11,838,732                   42,223,635

 Redeemed                        (11,171,744)                 (44,898,226)

 Net increase (decrease)         666,988                      (2,674,591)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 9.16                       $ 10.28                   $ 19.60    $ 20.96    $ 15.27
period

Income from Investment
Operations

Net investment income (loss) D    .12 H                        (.01)                     (.04)      (.01)      .07

Net realized and unrealized       (.06) G                      (1.27)                    (9.42)     (1.42)     5.54
gain (loss)

Total from investment             .06                          (1.28)                    (9.46)     (1.43)     5.61
operations

Less Distributions

 From net investment income       -                            -                         -          (.04)      (.06)

In excess of net investment       -                            -                         -          (.01)      -
income

Total distributions               -                            -                         -          (.05)      (.06)

Redemption fees added to paid     .04                          .16                       .14        .12        .14
in capital

Net asset value, end of period   $ 9.26                       $ 9.16                    $ 10.28    $ 19.60    $ 20.96

TOTAL RETURN B, C                 1.09%                        (10.89)%                  (47.55)%   (6.26)%    37.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 131,013                    $ 123,439                 $ 165,960  $ 325,586  $ 467,196
(000 omitted)

Ratio of expenses to average      1.75% A                      1.78%                     1.82%      1.62%      1.52%
net assets

Ratio of expenses to average      1.67% A, E                   1.74% E                   1.76% E    1.61% E    1.52%
net assets after  expense
reductions

Ratio of net investment           2.48% A                      (.09)%                    (.26)%     (.05)%     .39%
income (loss) to average net
assets

Portfolio turnover rate           81% A                        53%                       84%        54%        53%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 16.62
period

Income from Investment
Operations

Net investment income (loss) D    .17

Net realized and unrealized       (1.42)
gain (loss)

Total from investment             (1.25)
operations

Less Distributions

 From net investment income       (.18)

In excess of net investment       (.05)
income

Total distributions               (.23)

Redemption fees added to paid     .13
in capital

Net asset value, end of period   $ 15.27

TOTAL RETURN B, C                 (6.86)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 364,204
(000 omitted)

Ratio of expenses to average      1.46%
net assets

Ratio of expenses to average      1.46%
net assets after  expense
reductions

Ratio of net investment           .99%
income (loss) to average net
assets

Portfolio turnover rate           43%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES  IN RELATION TO
FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND. H NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL
DIVIDEND FROM GOLD FIELDS LTD. WHICH AMOUNTED TO $.09 PER SHARE.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999      PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND       8.53%          48.33%       49.20%
OUTSOURCING

SELECT BUSINESS SERVICES AND       5.20%          43.80%       44.65%
OUTSOURCING (LOAD ADJ.)

S&P 500                            7.32%          39.82%       34.10%

GS Technology                      28.97%         109.92%      101.46%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999          PAST 1 YEAR  LIFE OF FUND

SELECT BUSINESS SERVICES AND           48.33%       29.02%
OUTSOURCING

SELECT BUSINESS SERVICES AND           43.80%       26.51%
OUTSOURCING (LOAD ADJ.)

S&P 500                                39.82%       20.55%

GS Technology                          109.92%      56.23%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Business Svcs/Outsourcing   S&P 500
             00353                       SP001
  1998/02/04       9700.00                    10000.00
  1998/02/28      10563.30                    10435.43
  1998/03/31      11339.30                    10969.83
  1998/04/30      11329.55                    11080.19
  1998/05/31      10950.93                    10889.72
  1998/06/30      11824.67                    11332.06
  1998/07/31      11620.80                    11211.37
  1998/08/31       9756.81                     9590.43
  1998/09/30      10465.51                    10204.80
  1998/10/31      11387.80                    11034.86
  1998/11/30      11999.42                    11703.68
  1998/12/31      13275.56                    12378.04
  1999/01/31      13806.19                    12895.69
  1999/02/28      13334.52                    12494.90
  1999/03/31      13737.41                    12994.82
  1999/04/30      14027.95                    13498.11
  1999/05/31      14068.32                    13179.42
  1999/06/30      15309.64                    13910.87
  1999/07/31      14815.13                    13476.58
  1999/08/31      14465.00                    13409.87
IMATRL PRASUN   SHR__CHT 19990831 19990909 153945 R00000000000022

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have been $14,465 - a 44.65% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $13,410 - a 34.10% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

DST Systems, Inc.                 7.0

Computer Sciences Corp.           6.9

Automatic Data Processing, Inc.   6.8

First Data Corp.                  5.4

Sabre Group Holdings, Inc.        5.3
Class A

IMS Health, Inc.                  4.8

Galileo International, Inc.       4.1

Electronic Data Systems Corp.     4.1

Omnicom Group, Inc.               4.0

Affiliated Computer Services,     3.9
Inc. Class A

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computer Services & Software 67.1%
Services 13.0%
Advertising 9.7%
Broadcasting 2.2%
Trucking & Freight 1.1%
All Others 6.9%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 6.9
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 2.2
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 13.0
Row: 1, Col: 6, Value: 67.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(Michael Tarlowe)

Michael Tarlowe, Portfolio Manager
of Fidelity Select
Business Services and
Outsourcing Portfolio

Q. HOW DID THE FUND PERFORM, MICHAEL?

A. For the six-month period that ended August 31, 1999, the fund posted a total return of 8.53%. In comparison, the Standard and Poor's 500 Index returned 7.32% during the same six-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 28.97%. For the 12-month period that ended August 31, 1999, the fund returned 48.33%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 109.92%, respectively.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE OVER THE SIX-MONTH
PERIOD?

A. The fund enjoyed positive relative performance versus the S&P 500, mainly driven by strong stock selection and a healthy overweighting in the computer services industry. Many companies in this area shined during the period as investors grew increasingly enamored of their favorable investment characteristics, namely robust earnings and cash flow growth, as well as solid long-term outlooks. Also attractive was the fact that these firms have long-term relationships with their customers, which typically yield predictable recurring revenue streams. The fund further benefited from successfully anticipating increased consolidation activity among companies within the industry. Relative to the Goldman Sachs Technology Index, the fund suffered by not owning some of the large-cap hardware and software companies, such as Cisco and Microsoft, that soared during the period, but which aren't business-service providers.

Q. DID YOU MAKE ANY OTHER INDUSTRY BETS DURING THE PERIOD?

A. I did focus on other companies providing outsourcing services outside of the technology industry, yet I maintained the fund's strong technology bias throughout the period. We were successful in taking advantage of opportunities within other industries where movement toward outsourcing became even more pervasive.

Q. WHICH OF THE FUND'S HOLDINGS DID WELL?

A. Nielsen Media Research is an example of how the fund pursues good businesses that are overlooked by the market and are selling at attractive valuations. A leading provider of television audience measurement and related services in the U.S. and Canada, Nielsen powered fund performance as the market began to appreciate its business along with its new Internet venture. In August, the firm agreed to be acquired by VNU N.V. - a Netherlands-based international publishing company - at a nice premium, which further benefited the stock. The fund's position in First Data is reflective of how we look for turnaround situations. The owner of Western Union, First Data is the nation's largest credit card processor and rallied strongly on improved earnings growth. DST Systems, which provides information processing and computer software services and products primarily to financial services organizations, soared as reported earnings exceeded expectations. The stock was helped further by the cost efficiencies gained by its acquisition of USCS International last December.

Q. WHICH STOCKS DISAPPOINTED?

A. Equifax, an information services provider helping businesses grant credit as well as authorize and process credit card and check transactions, suffered from disappointing earnings related to its international operations. Ceridian, a firm that delivers products and services to customers in the human resources, trucking and electronic media markets, skidded as a result of its announcement to acquire ABR Benefits Services, a move that weighed on earnings. IMS Health - a provider of information solutions to the pharmaceutical and health care industries - faltered as a result of the rotation away from pharmaceutical stocks earlier in the period. IMS fell further amid the uncertainty surrounding its spin-off of GartnerGroup during the period.

Q. WHAT'S YOUR OUTLOOK, MICHAEL?

A. My outlook remains quite positive as the services sector and the outsourcing trend continue to spread throughout the economy. I expect the fund to continue to benefit from consolidation activity in the months to come. I don't anticipate making any significant changes to the portfolio in the near term. Although, as more and more businesses realize their need to establish a Web presence, the fund may look to take advantage of those companies best-positioned to provide such services.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: February 4, 1998

FUND NUMBER: 353

TRADING SYMBOL: FBSOX

SIZE: as of August 31, 1999, more than
$64 million

MANAGER: Michael Tarlowe, since inception;
analyst, transportation, telecommunications
equipment, computer services and Internet
securities, 1994-present; joined Fidelity in
1994

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.6%

                                 SHARES                   VALUE (NOTE 1)

ADVERTISING - 9.7%

Interpublic Group of              57,000                  $ 2,258,625
Companies, Inc.

Lamar Advertising Co. Class A     13,450                   561,538
(a)

Omnicom Group, Inc.               34,039                   2,565,690

Outdoor Systems, Inc. (a)         20,600                   665,637

TMP Worldwide, Inc. (a)           3,938                    218,067

                                                           6,269,557

BANKS - 0.2%

State Street Corp.                2,500                    149,688

BROADCASTING - 2.2%

Nielsen Media Research, Inc.      38,300                   1,405,131
(a)

COMPUTER SERVICES & SOFTWARE
- 67.1%

Affiliated Computer Services,     58,700                   2,509,425
Inc.  Class A (a)

At Plan, Inc.                     21,700                   222,425

Automatic Data Processing,        112,300                  4,414,794
Inc.

Bisys Group, Inc. (The) (a)       13,200                   627,000

Cambridge Technology              18,900                   258,694
Partners, Inc. (a)

Ceridian Corp. (a)                75,300                   2,108,400

Computer Sciences Corp. (a)       64,500                   4,462,594

DST Systems, Inc. (a)             67,500                   4,488,744

Electronic Data Systems Corp.     46,800                   2,626,650

Equifax, Inc.                     58,000                   1,769,000

First Data Corp.                  79,300                   3,489,200

Fiserv, Inc. (a)                  56,375                   1,737,055

Galileo International, Inc.       55,000                   2,667,500

IMS Health, Inc.                  111,000                  3,066,375

International Integration,        18,800                   432,400
Inc. (a)

International Network             5,000                    265,938
Services (a)

National Data Corp.               18,300                   699,975

Paychex, Inc.                     84,425                   2,485,261

Sabre Group Holdings, Inc.        60,900                   3,410,400
Class A (a)

SunGard Data Systems, Inc. (a)    17,500                   437,500

Technology Solutions, Inc. (a)    63,700                   764,400

Viant Corp. (a)                   6,100                    231,800

                                                           43,175,530

PRINTING - 0.5%

Reynolds & Reynolds Co. Class     13,500                   295,313
A

PUBLISHING - 0.5%

Harte Hanks Communications,       14,900                   334,319
Inc.

RESTAURANTS - 0.3%

Sodexho Marriott Services,        14,100                   199,163
Inc. (a)

SERVICES - 13.0%

ACNielsen Corp. (a)               27,900                   697,500

Cintas Corp.                      20,800                   1,068,600

Convergys Corp. (a)               17,200                   354,750

Diamond Technology Partners,      18,500                   612,813
Inc.  Class A (a)



                                 SHARES                   VALUE (NOTE 1)

Dun & Bradstreet Corp.            40,100                  $ 1,050,119

Forrester Research, Inc. (a)      16,000                   536,000

Gartner Group, Inc.:

Class A                           9,700                    203,094

Class B (a)                       62,483                   1,280,902

International Telecom Data        38,700                   304,763
Systems, Inc. (a)

Korn/Ferry International (a)      21,200                   355,100

Manpower, Inc.                    16,800                   453,600

NFO Worldwide, Inc. (a)           16,500                   216,563

NOVA Corp. (a)                    11,500                   299,000

Robert Half International,        17,100                   448,875
Inc. (a)

True North Communications         6,000                    197,625

Viad Corp.                        10,800                   323,325

                                                           8,402,629

TRUCKING & FREIGHT - 1.1%

Air Express International         12,500                   305,469
Corp.

Circle International Group,       8,200                    202,950
Inc.

Expeditors International of       5,300                    171,256
Washington, Inc.

                                                           679,675

TOTAL COMMON STOCKS                                        60,911,005
(Cost $52,089,593)

CASH EQUIVALENTS - 9.0%



Central Cash Collateral Fund,     1,794,900                1,794,900
5.26% (b)

Taxable Central Cash Fund,        4,009,005                4,009,005
5.20%, (b)

TOTAL CASH EQUIVALENTS                                     5,803,905
(Cost $5,803,905)

TOTAL INVESTMENT PORTFOLIO -                               66,714,910
103.6%  (Cost $57,893,498)

NET OTHER ASSETS - (3.6%)                                  (2,339,960)

NET ASSETS - 100%                                        $ 64,374,950

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $20,052,136 and $22,984,571, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,297 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,765,950. The fund received cash collateral of $1,794,900 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $58,400,283. Net unrealized appreciation aggregated $8,314,627, of which $11,205,845 related to appreciated investment securities and $2,891,218 related to depreciated investment securities.

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                             AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 66,714,910
value  (cost $57,893,498) -
See accompanying schedule

Receivable for investments                   144,745
sold

Receivable for fund shares                   77,938
sold

Dividends receivable                         30,560

Interest receivable                          21,959

Redemption fees receivable                   404

Other receivables                            230

 TOTAL ASSETS                                66,990,746

LIABILITIES

Payable for fund shares         $ 733,274
redeemed

Accrued management fee           32,319

Other payables and accrued       55,303
expenses

Collateral on securities         1,794,900
loaned,  at value

 TOTAL LIABILITIES                           2,615,796

NET ASSETS                                  $ 64,374,950

Net Assets consist of:

Paid in capital                             $ 52,591,091

Accumulated net investment                   (229,008)
loss

Accumulated undistributed net                3,191,455
realized gain (loss) on
investments

Net unrealized appreciation                  8,821,412
(depreciation) on investments

NET ASSETS, for 4,488,470                   $ 64,374,950
shares outstanding

NET ASSET VALUE and                          $14.34
redemption price per share
($64,374,950 (divided by)
4,488,470 shares)

Maximum offering price per                   $14.78
share (100/97.00 of $14.34)

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED AUGUST 31,
                                     1999 (UNAUDITED)

INVESTMENT INCOME                           $ 123,233
Dividends

Interest                                     127,930

Security lending                             230

 TOTAL INCOME                                251,393

EXPENSES

Management fee                   $ 188,792

Transfer agent fees               245,734

Accounting and security           30,332
lending fees

Non-interested trustees'          92
compensation

Custodian fees and expenses       5,757

Registration fees                 11,861

Audit                             3,865

Legal                             35

 Total expenses before            486,468
reductions

 Expense reductions               (6,067)    480,401

NET INVESTMENT INCOME (LOSS)                 (229,008)

REALIZED AND UNREALIZED GAIN                 3,979,884
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                     1,051,103
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                              5,030,987

NET INCREASE (DECREASE) IN                  $ 4,801,979
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                     $ 183,907
charges paid to FDC

 Sales charges - Retained by                $ 183,907
FDC

 Deferred sales charges                     $ 197
withheld   by FDC

 Exchange fees withheld by FSC              $ 3,578

 Expense reductions  Directed               $ 2,955
brokerage arrangements

  Custodian credits                          86

  Transfer agent credits                     3,026

                                            $ 6,067

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (229,008)                  $ (505,124)
income (loss)

 Net realized gain (loss)         3,979,884                    2,392,697

 Change in net unrealized         1,051,103                    7,144,279
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       4,801,979                    9,031,852
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,673,661)                  (724,580)
from net realized gains

Share transactions Net            25,177,687                   115,593,201
proceeds from sales of shares

 Reinvestment of distributions    1,623,074                    706,597

 Cost of shares redeemed          (29,709,592)                 (76,520,490)

 NET INCREASE (DECREASE) IN       (2,908,831)                  39,779,308
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  32,852                       120,875

  TOTAL INCREASE (DECREASE)       252,339                      48,207,455
IN NET ASSETS

NET ASSETS

 Beginning of period              64,122,611                   15,915,156

 End of period (including        $ 64,374,950                 $ 64,122,611
accumulated net investment
loss of $229,008 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,751,263                    9,724,396

 Issued in reinvestment of        118,559                      57,528
distributions

 Redeemed                         (2,107,821)                  (6,516,475)

 Net increase (decrease)          (237,999)                    3,265,449


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998 E

Net asset value, beginning of    $ 13.57                      $ 10.89                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.11)                     -

Net realized and unrealized       1.18                         2.92                      .89
gain (loss)

Total from investment             1.13                         2.81                      .89
operations

Less Distributions

From net realized gain            (.37)                        (.16)                     -

Redemption fees added to paid     .01                          .03                       -
in capital

Net asset value, end of period   $ 14.34                      $ 13.57                   $ 10.89

TOTAL RETURN B, C                 8.53%                        26.23%                    8.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 64,375                     $ 64,123                  $ 15,915
(000 omitted)

Ratio of expenses to average      1.48% A                      1.66%                     2.50% A, F
net assets

Ratio of expenses to average      1.46% A, G                   1.64% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.70)% A                     (.91)%                    (.49)% A
income (loss) to average net
assets

Portfolio turnover rate           66% A                        115%                      36% A


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FOR THE PERIOD FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS)
TO FEBRUARY 28, 1998. F FMR AGREED TO REIMBURSE  A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION  OF THE FUND'S
EXPENSES.


COMPUTERS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT COMPUTERS                30.14%         118.56%      437.85%       1,379.99%

SELECT COMPUTERS (LOAD ADJ.)    26.16%         111.93%      421.64%       1,335.52%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT COMPUTERS                118.56%      40.00%        30.93%

SELECT COMPUTERS (LOAD ADJ.)    111.93%      39.15%        30.53%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Computers                   S&P 500
             00007                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9927.74                     9959.00
  1989/10/31       9598.78                     9727.95
  1989/11/30       9387.91                     9926.40
  1989/12/31       9489.13                    10164.64
  1990/01/31       9404.78                     9482.59
  1990/02/28      10256.70                     9604.91
  1990/03/31      10990.52                     9859.44
  1990/04/30      10695.30                     9612.96
  1990/05/31      12087.04                    10550.22
  1990/06/30      12306.35                    10478.48
  1990/07/31      11429.13                    10444.95
  1990/08/31       9615.65                     9500.72
  1990/09/30       8983.04                     9038.04
  1990/10/31       9320.43                     8999.18
  1990/11/30      10855.57                     9580.52
  1990/12/31      11235.77                     9847.82
  1991/01/31      13150.96                    10277.18
  1991/02/28      14002.15                    11012.00
  1991/03/31      15108.71                    11278.49
  1991/04/30      14129.83                    11305.56
  1991/05/31      14844.84                    11793.96
  1991/06/30      12823.47                    11253.80
  1991/07/31      14111.95                    11778.23
  1991/08/31      14988.47                    12057.37
  1991/09/30      14199.60                    11856.01
  1991/10/31      13919.12                    12014.88
  1991/11/30      12963.71                    11530.68
  1991/12/31      14690.45                    12849.79
  1992/01/31      16224.36                    12610.79
  1992/02/29      17337.54                    12774.73
  1992/03/31      15970.17                    12525.62
  1992/04/30      15453.02                    12893.87
  1992/05/31      15645.86                    12957.05
  1992/06/30      14138.25                    12763.99
  1992/07/31      14830.70                    13286.04
  1992/08/31      13980.47                    13013.68
  1992/09/30      14672.92                    13167.24
  1992/10/31      15829.93                    13213.32
  1992/11/30      16811.63                    13663.90
  1992/12/31      17916.04                    13831.96
  1993/01/31      18959.10                    13948.15
  1993/02/28      17661.85                    14137.85
  1993/03/31      18012.46                    14436.15
  1993/04/30      17500.88                    14086.80
  1993/05/31      19551.35                    14464.33
  1993/06/30      18768.93                    14506.27
  1993/07/31      19551.35                    14448.25
  1993/08/31      20711.48                    14995.84
  1993/09/30      21296.04                    14880.37
  1993/10/31      21296.04                    15188.39
  1993/11/30      22204.36                    15044.10
  1993/12/31      23088.03                    15226.14
  1994/01/31      24576.66                    15743.82
  1994/02/28      25619.65                    15317.17
  1994/03/31      25354.16                    14649.34
  1994/04/30      25192.97                    14836.85
  1994/05/31      25174.01                    15080.17
  1994/06/30      23106.99                    14710.71
  1994/07/31      23837.08                    15193.22
  1994/08/31      26691.09                    15816.14
  1994/09/30      26501.45                    15428.65
  1994/10/31      27497.03                    15775.79
  1994/11/30      27658.22                    15201.24
  1994/12/31      27809.93                    15426.67
  1995/01/31      26956.58                    15826.69
  1995/02/28      29080.48                    16443.45
  1995/03/31      31318.17                    16928.70
  1995/04/30      33806.50                    17427.25
  1995/05/31      35477.61                    18123.82
  1995/06/30      39357.68                    18544.83
  1995/07/31      44303.80                    19159.78
  1995/08/31      45293.02                    19207.87
  1995/09/30      47886.14                    20018.44
  1995/10/31      46147.79                    19946.98
  1995/11/30      45033.71                    20822.65
  1995/12/31      42223.92                    21223.69
  1996/01/31      41953.18                    21946.15
  1996/02/29      44433.12                    22149.59
  1996/03/31      40675.31                    22362.89
  1996/04/30      45146.24                    22692.52
  1996/05/31      46706.42                    23277.76
  1996/06/30      43311.39                    23366.44
  1996/07/31      40410.78                    22334.12
  1996/08/31      42157.74                    22805.14
  1996/09/30      47332.69                    24088.62
  1996/10/31      49826.77                    24752.98
  1996/11/30      56605.85                    26624.06
  1996/12/31      55574.44                    26096.63
  1997/01/31      62698.19                    27727.15
  1997/02/28      55083.54                    27944.53
  1997/03/31      50745.35                    26796.29
  1997/04/30      53513.32                    28396.03
  1997/05/31      57370.36                    30124.78
  1997/06/30      56997.09                    31474.37
  1997/07/31      70148.35                    33978.79
  1997/08/31      71566.75                    32075.30
  1997/09/30      74229.35                    33832.06
  1997/10/31      63802.90                    32702.07
  1997/11/30      62620.91                    34215.85
  1997/12/31      55631.06                    34803.33
  1998/01/31      60067.99                    35188.26
  1998/02/28      66279.70                    37726.04
  1998/03/31      64779.21                    39657.99
  1998/04/30      70974.78                    40056.94
  1998/05/31      66134.49                    39368.37
  1998/06/30      72023.51                    40967.51
  1998/07/31      75863.47                    40531.21
  1998/08/31      65682.73                    34671.20
  1998/09/30      78348.16                    36892.24
  1998/10/31      83882.22                    39893.06
  1998/11/30      92965.83                    42310.97
  1998/12/31     109245.34                    44748.93
  1999/01/31     125928.20                    46620.33
  1999/02/28     110310.20                    45171.37
  1999/03/31     123992.09                    46978.68
  1999/04/30     121880.60                    48798.16
  1999/05/31     118890.50                    47646.04
  1999/06/30     131717.36                    50290.39
  1999/07/31     133841.01                    48720.33
  1999/08/31     143552.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 120349 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $143,552 - a 1,335.52% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Microsoft Corp.               9.4

Cisco Systems, Inc.           5.5

Texas Instruments, Inc.       5.1

Intel Corp.                   5.0

EMC Corp.                     4.8

Gateway, Inc.                 4.7

Hewlett-Packard Co.           4.6

Motorola, Inc.                2.8

Xerox Corp.                   2.4

Best Buy Co., Inc.            2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computers & Office Equipment 30.4%
Electronics 27.7%
Computer Services & Software 16.9%
Communications Equipment 5.8%
Retail & Wholesale,
Miscellaneous 5.5%
All Others 13.7% *

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 13.7
Row: 1, Col: 2, Value: 5.5
Row: 1, Col: 3, Value: 5.8
Row: 1, Col: 4, Value: 16.9
Row: 1, Col: 5, Value: 27.7
Row: 1, Col: 6, Value: 30.4

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

COMPUTERS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Michael Tempero)

Michael Tempero,
Portfolio Manager
of Fidelity Select
Computers Portfolio

Q. HOW DID THE FUND PERFORM, MIKE?

A. It did well. For the six- and 12-month periods that ended August 31, 1999, the fund had total returns of 30.14% and 118.56%, respectively. During those same periods, the Standard & Poor's 500 Index posted returns of 7.32% and 39.82%, respectively. The fund also outpaced the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% during those same periods.

Q. HOW DID THE FUND OUTPERFORM ITS TWO BENCHMARK INDEXES?

A. The fund garnered most of its gains from good stock picks and an overweighted position in Internet holdings, such as America Online, early in the period. Internet firms rallied as consumers grew more accustomed to shopping, banking and communicating over the Web. Our positions in networking equipment also made a significant contribution to the fund, fueled by a sharp rise in demand for equipment used to connect businesses to the Internet. The fund's underweighting in computer hardware stocks also provided it with a significant advantage over its benchmarks.

Q. WHAT WERE SOME OF YOUR KEY INVESTMENT STRATEGIES DURING THE PERIOD?

A. Throughout the period, I maintained my firm belief in the importance of communications and the development of the Internet to consumers and corporations alike. I increased the fund's overweighting in those companies best suited to benefit from advances in bandwidth, or data transmission capacity. I also broadened the fund's exposure to semiconductor stocks early in the period as many of these companies enjoyed an acceleration in business momentum. The prevalence of low-priced personal computers and the explosion in mobile communications contributed to a period of strong unit demand for chips. Overall, the fund remained concentrated in some of the biggest industry names, as the truly dominant companies continued to fuel the growth of the technology sector.

Q. WHAT WERE SOME OF THE OTHER CHANGES YOU MADE TO THE PORTFOLIO?

A. Late in the period, I trimmed the fund's exposure to semiconductor stocks to take some profits. The fear I had with many of these stocks was that they might have run ahead of their business fundamentals. I also cut back on some of the fund's Internet holdings as they hit their valuation targets in the spring.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Texas Instruments and Motorola each benefited from soaring demand for cell phones and networking equipment. Cisco Systems, the market leader in data networking routers, contributed heavily to returns as investors rallied around the value of infrastructure to the Internet's future development. Microsoft benefited from the release of its Office 2000 product, which provided its traditional software business with a healthy lift. The stock also profited from the firm's strong product pipeline. Gateway, a leader in the consumer PC market, also added meaningfully to returns.

Q. WHICH STOCKS DISAPPOINTED?

A. Personal computer giant Compaq fell significantly as it struggled to perform under intense competitive pressures in the PC market. At Home, a provider of Internet services over cable lines, lost 50% of its value amid the Internet stock correction of the late spring and early summer. Xerox was tripped up by unfavorable foreign exchange rates, which sent annual earnings estimates spiraling downward. Newbridge Networks also stumbled during the period amid an earnings shortfall, which detracted from fund performance.

Q. WHAT'S YOUR OUTLOOK?

A. I'm optimistic about the next six months. I will, however, keep an eye out for any issues that may arise due to the Year 2000 changeover. I intend to remain focused on the development of the Internet and, more specifically, on suppliers to the Internet - companies that specialize in software, networking and servers. I'll continue to search for the fastest-growing stocks and industries within the technology sector, all the while remaining watchful of valuations. As long as corporate profitability remains good and consumers stay confident, spending for technology should continue to be healthy.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 007

TRADING SYMBOL: FDCPX

SIZE: as of August 31, 1999, more than
$2.2 billion

MANAGER: Michael Tempero, since 1997;
manager, Fidelity Advisor Technology Fund, since 1998; Fidelity Select Insurance Portfolio,
1995-1997; Fidelity Select Natural Gas
Portfolio, 1994-1995; joined Fidelity in 1993

COMPUTERS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 88.8%

                                 SHARES                        VALUE (NOTE 1)

ADVERTISING - 0.0%

Newgen Results Corp. (a)          4,300                        $ 42,463

BROADCASTING - 0.0%

CAIS Internet, Inc.               900                           10,913

Insight Communications, Inc.      3,400                         92,650

NorthPoint Communication          1,600                         42,300
Holdings, Inc.

Radio One, Inc. (a)               1,100                         45,856

Salem Communications Corp.        2,300                         63,250
Class A (a)

                                                                254,969

COMMUNICATIONS EQUIPMENT - 5.8%

Cisco Systems, Inc. (a)           1,849,400                     125,412,438

Efficient Networks, Inc.          1,000                         46,938

Paradyne Networks, Inc.           800                           35,250

Tekelec (a)                       200,000                       3,225,000

Xircom, Inc. (a)                  90,000                        3,583,125

                                                                132,302,751

COMPUTER SERVICES & SOFTWARE
- 16.9%

Accrue Software, Inc.             500                           7,313

Active Software, Inc. (a)         600                           10,425

Agile Software Corp. (a)          400                           19,900

Ariba, Inc.                       1,100                         152,900

Art Technology Group, Inc.        600                           12,000

Ask Jeeves, Inc.                  1,200                         37,350

At Home Corp. Series A (a)        274,694                       11,022,097

At Plan, Inc.                     200                           2,050

Aware, Inc. (a)                   271,300                       9,088,550

BackWeb Technologies Ltd. (a)     1,000                         22,563

barnesandnoble.com, Inc.          4,000                         68,250
Class A

Bell & Howell Co. (a)             110,000                       3,685,000

Careerbuilder, Inc.               900                           6,638

CareInsite, Inc.                  900                           42,975

Chemdex Corp.                     1,400                         37,800

China.com Corp.                   200                           8,775

Clarent Corp.                     2,700                         89,775

Commerce One, Inc.                600                           26,925

Convergent Communications,        2,000                         24,375
Inc. (a)

CyberSource Corp.                 800                           25,650

Digex, Inc. Class A               1,400                         46,550

drkoop.com, Inc.                  1,200                         20,400

Electronics for Imaging, Inc.     860,400                       50,440,950
(a)

Engage Technologies, Inc.         800                           23,200

Exodus Communications, Inc.       360,000                       28,935,000
(a)

Fashionmall.com, Inc.             100                           594

Flycast Communications Corp.      600                           13,875

GoTo.com, Inc. (a)                900                           32,625

High Speed Access Corp.           1,100                         28,875

Homestore.com, Inc. (a)           1,400                         73,675

Hoover's, Inc.                    500                           5,406

Inet Technologies, Inc.           900                           27,956



                                 SHARES                        VALUE (NOTE 1)

Interactive Pictures Corp. (a)    500                          $ 10,000

Internet Capital Group, Inc.      800                           60,000
(a)

Internet.com Corp.                600                           9,263

Juno Online Services, Inc. (a)    1,500                         28,406

Latitude Communications, Inc.     800                           11,150
(a)

Liberate Technologies             1,300                         34,288

Liquid Audio, Inc. (a)            300                           8,016

Micromuse, Inc. (a)               80,000                        4,570,000

Microsoft Corp. (a)               2,320,000                     214,744,984

Mission Critical Software,        400                           16,250
Inc. (a)

MP3.com, Inc. (a)                 1,400                         47,775

N2H2, Inc.                        600                           5,925

National Information              1,000                         16,500
Consortium, Inc. (a)

National Instrument Corp. (a)     180,000                       5,388,750

NCR Corp. (a)                     200,000                       8,750,000

NetIQ Corp.                       800                           24,000

NetObjects, Inc. (a)              700                           3,763

Packeteer, Inc.                   300                           11,063

Persistence Software, Inc.        700                           12,425

Phone.com, Inc.                   86,000                        10,158,750

Portal Software, Inc. (a)         600                           28,238

Quest Software, Inc. (a)          600                           25,125

RAVISENT Technologies, Inc.       2,300                         36,800
(a)

Red Hat, Inc. (a)                 1,000                         81,875

Redback Networks, Inc.            112,400                       12,083,000

Scient Corp.                      300                           18,938

Silknet Software, Inc. (a)        500                           16,938

SilverStream Software, Inc.       500                           15,063
(a)

Software.com, Inc.                1,200                         54,525

StarMedia Network, Inc. (a)       900                           34,819

Talk City, Inc. (a)               500                           4,969

Tanning Technology Corp. (a)      2,000                         35,000

TenFold Corp. (a)                 500                           13,656

TheStreet.Com, Inc. (a)           600                           10,575

TIBCO Software, Inc. (a)          1,000                         27,125

Tumbleweed Communications         1,300                         25,025
Corp. (a)

Unisys Corp. (a)                  200,000                       8,600,000

Veritas Software Corp. (a)        225,000                       13,331,250

Viant Corp. (a)                   500                           19,000

Visual Networks, Inc. (a)         130,000                       5,395,000

Voyager.net, Inc. (a)             1,800                         18,000

WatchGuard Technologies, Inc.     600                           8,100

Wink Communications, Inc. (a)     600                           24,600

ZipLink, Inc. (a)                 4,300                         39,506

                                                                387,898,852

COMPUTERS & OFFICE EQUIPMENT
- 30.4%

Adaptec, Inc. (a)                 410,000                       15,990,000

Advanced Digital Information      341,400                       11,010,150
Corp. (a)

Aironet Wireless                  12,200                        152,500
Communication, Inc.

CDW Computer Centers, Inc. (a)    200,000                       8,875,000

Comdisco, Inc.                    446,000                       9,393,875

Compaq Computer Corp.             1,106,350                     25,653,491

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Comverse Technology, Inc. (a)     282,700                      $ 22,050,600

Creo Products, Inc. (a)           2,700                         59,246

Dell Computer Corp. (a)           900,000                       43,931,250

EMC Corp. (a)                     1,838,000                     110,280,000

Emulex Corp. (a)                  220,600                       15,207,613

Gadzoox Networks, Inc.            800                           72,300

Gateway, Inc. (a)                 1,125,000                     109,054,688

Hewlett-Packard Co.               1,000,000                     105,375,000

Inacom Corp. (a)                  200,000                       1,950,000

Ingram Micro, Inc. Class A (a)    419,700                       10,597,425

Insight Enterprises, Inc. (a)     286,875                       8,677,969

Juniper Networks, Inc.            56,300                        11,541,500

Lexmark International Group,      360,000                       28,350,000
Inc.  Class A (a)

Network Appliance, Inc. (a)       290,000                       19,049,375

Quantum Corp.:

DLT & Storage Systems (a)         580,000                       10,621,250

Hard Disk Drive (a)               290,000                       2,066,250

Seagate Technology, Inc. (a)      600,000                       19,912,500

Sequent Computer Systems,         190,000                       3,348,750
Inc. (a)

Sun Microsystems, Inc. (a)        400,000                       31,800,000

Symbol Technologies, Inc.         258,700                       9,005,994

Tech Data Corp. (a)               200,000                       7,412,500

Xerox Corp.                       1,160,300                     55,404,325

                                                                696,843,551

CONSUMER ELECTRONICS - 1.2%

Gemstar International Group       400,000                       27,600,000
Ltd. (a)

CREDIT & OTHER FINANCE - 0.0%

E-Loan, Inc.                      500                           14,250

NextCard, Inc. (a)                800                           19,600

                                                                33,850

DRUGS & PHARMACEUTICALS - 0.0%

Genentech, Inc.                   2,000                         328,500

EDUCATIONAL SERVICES - 0.0%

Scientific Learning Corp. (a)     200                           3,575

ELECTRICAL EQUIPMENT - 0.8%

American Power Conversion         400,000                       7,025,000
Corp. (a)

ANTEC Corp. (a)                   100,000                       4,556,250

Ericsson (L.M.) Telefon AB        200,000                       6,512,500
ADR Class B

                                                                18,093,750

ELECTRONIC INSTRUMENTS - 0.2%

LAM Research Corp. (a)            62,400                        3,521,700

ELECTRONICS - 27.7%

Altera Corp. (a)                  1,135,400                     47,828,725

Analog Devices, Inc. (a)          800,000                       41,200,000

Atmel Corp. (a)                   290,000                       11,400,625



                                 SHARES                        VALUE (NOTE 1)

Broadcom Corp. Class A (a)        36,000                       $ 4,635,000

Brocade Communications            36,400                        6,847,750
Systems, Inc.

Cypress Semiconductor Corp.       200,000                       4,625,000
(a)

GlobeSpan, Inc. (a)               300                           18,150

Intel Corp.                       1,383,600                     113,714,625

JDS Uniphase Corp. (a)            152,600                       16,185,138

Linear Technology Corp.           496,600                       31,254,763

LSI Logic Corp. (a)               550,000                       31,212,500

Maker Communications, Inc.        300                           7,088

Maxim Integrated Products,        437,000                       29,415,563
Inc. (a)

Microchip Technology, Inc. (a)    230,000                       12,592,500

Micron Technology, Inc. (a)       511,200                       38,116,350

Motorola, Inc.                    700,000                       64,575,000

National Semiconductor Corp.      610,000                       17,194,375
(a)

PMC-Sierra, Inc. (a)              40,000                        3,720,000

QLogic Corp. (a)                  85,000                        7,400,313

Semtech Corp. (a)                 235,000                       16,464,688

Texas Instruments, Inc.           1,418,400                     116,397,450

Xilinx, Inc. (a)                  295,000                       20,631,563

                                                                635,437,166

ENGINEERING - 0.1%

AdForce, Inc.                     500                           8,094

DSP Group, Inc. (a)               60,000                        2,310,000

                                                                2,318,094

ENTERTAINMENT - 0.0%

Musicmaker.com, Inc. (a)          1,200                         14,213

Quokka Sports, Inc.               1,000                         8,875

                                                                23,088

INSURANCE - 0.0%

MIIX Group, Inc.                  300                           5,250

Quotesmith.com, Inc. (a)          800                           8,900

                                                                14,150

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Allscripts, Inc.                  1,500                         19,406

PHOTOGRAPHIC EQUIPMENT - 0.1%

Imation Corp. (a)                 100,000                       2,818,750

RESTAURANTS - 0.0%

Rubio's Restaurants, Inc. (a)     1,300                         14,300

RETAIL & WHOLESALE,
MISCELLANEOUS - 5.5%

1-800-FLOWERS.COM, Inc. Class     1,600                         28,800
A (a)

Alloy Online, Inc.                500                           6,594

Best Buy Co., Inc. (a)            763,000                       53,600,750

Circuit City Stores, Inc. -       750,000                       32,250,000
Circuit City Group

Drugstore.com, Inc.               1,300                         77,838

eToys, Inc.                       800                           34,800

Tandy Corp.                       850,000                       40,162,500

                                                                126,161,282

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.0%

DLJdirect, Inc.                   1,100                        $ 18,769

Goldman Sachs Group, Inc.         7,000                         418,688

TD Waterhouse Group, Inc. (a)     13,000                        195,813

Wit Capital Group, Inc. (a)       4,000                         77,500

                                                                710,770

SERVICES - 0.1%

Gartner Group, Inc. Class B       39,060                        800,730
(a)

InsWeb Corp.                      600                           19,200

iXL Enterprises, Inc. (a)         1,700                         41,863

MapQuest.com, Inc. (a)            300                           3,619

Media Metrix, Inc. (a)            200                           9,594

                                                                875,006

TELEPHONE SERVICES - 0.0%

Digital Island, Inc. Delaware     7,000                         132,125

Focal Communications Corp.        2,500                         60,781

JFAX.COM, Inc.                    4,400                         30,250

Net2Phone, Inc. (a)               500                           42,500

Network Plus Corp.                6,900                         110,400

Time Warner Telecom, Inc.         1,400                         37,800

                                                                413,856

TOTAL COMMON STOCKS                                             2,035,729,829
(Cost $1,472,515,124)

CASH EQUIVALENTS - 14.2%



Central Cash Collateral Fund,     68,940,100                    68,940,100
5.26% (b)

Taxable Central Cash Fund,        255,954,911                   255,954,911
5.20% (b)

TOTAL CASH EQUIVALENTS                                          324,895,011
(Cost $324,895,011)

TOTAL INVESTMENT PORTFOLIO -                                    2,360,624,840
103.0%
(Cost $1,797,410,135)

NET OTHER ASSETS - (3.0%)                                       (69,468,636)

NET ASSETS - 100%                                             $ 2,291,156,204

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,703,711,497 and $1,905,742,969, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $72,823 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $68,432,944. The fund received cash collateral of $68,940,100 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,803,415,973. Net unrealized appreciation aggregated $557,208,867, of which $600,375,468 related to appreciated investment securities and $43,166,601 related to depreciated investment securities.

COMPUTERS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 2,360,624,840
value  (cost $1,797,410,135)
-  See accompanying schedule

Receivable for investments                    3,265,230
sold

Receivable for fund shares                    6,212,319
sold

Dividends receivable                          39,525

Interest receivable                           1,141,238

Redemption fees receivable                    6,175

Other receivables                             93,295

 TOTAL ASSETS                                 2,371,382,622

LIABILITIES

Payable for investments         $ 4,656,250
purchased

Payable for fund shares          4,660,806
redeemed

Accrued management fee           1,050,762

Other payables and  accrued      918,500
expenses

Collateral on securities         68,940,100
loaned,  at value

 TOTAL LIABILITIES                            80,226,418

NET ASSETS                                   $ 2,291,156,204

Net Assets consist of:

Paid in capital                              $ 1,401,157,353

Accumulated net investment                    (4,014,618)
loss

Accumulated undistributed net                 330,798,764
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   563,214,705
(depreciation) on investments

NET ASSETS, for 27,114,144                   $ 2,291,156,204
shares outstanding

NET ASSET VALUE and                           $84.50
redemption price per share
($2,291,156,204 (divided by)
27,114,144 shares)

Maximum offering price per                    $87.11
share (100/97.00 of $84.50)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,233,785
Dividends

Interest                                        5,399,912

Security lending                                533,976

 TOTAL INCOME                                   7,167,673

EXPENSES

Management fee                   $ 5,889,894

Transfer agent fees               4,622,890

Accounting and security           614,630
lending fees

Non-interested trustees'          3,179
compensation

Custodian fees and expenses       39,768

Registration fees                 98,102

Audit                             21,584

Legal                             1,412

 Total expenses before            11,291,459
reductions

 Expense reductions               (109,168)     11,182,291

NET INVESTMENT INCOME (LOSS)                    (4,014,618)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            335,273,772

 Foreign currency transactions    (38,934)      335,234,838

Change in net unrealized                        194,207,140
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 529,441,978

NET INCREASE (DECREASE) IN                     $ 525,427,360
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 5,964,274
charges paid to FDC

 Sales charges - Retained by                   $ 5,962,176
FDC

 Deferred sales charges                        $ 3,333
withheld by FDC

 Exchange fees withheld by FSC                 $ 46,140

 Expense reductions  Directed                  $ 102,972
brokerage arrangements

  Custodian credits                             4,447

  Transfer agent credits                        1,749

                                               $ 109,168

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (4,014,618)                $ (5,471,121)
income (loss)

 Net realized gain (loss)         335,234,838                  193,034,531

 Change in net unrealized         194,207,140                  272,430,790
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       525,427,360                  459,994,200
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (101,521,674)                -
from net realized gains

Share transactions Net            581,128,381                  1,830,119,568
proceeds from sales of shares

 Reinvestment of distributions    98,738,212                   -

 Cost of shares redeemed          (644,905,561)                (1,247,821,903)

 NET INCREASE (DECREASE) IN       34,961,032                   582,297,665
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  854,677                      3,678,254

  TOTAL INCREASE (DECREASE)       459,721,395                  1,045,970,119
IN NET ASSETS

NET ASSETS

 Beginning of period              1,831,434,809                785,464,690

 End of period (including        $ 2,291,156,204              $ 1,831,434,809
accumulated net investment
loss of $4,014,618 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             7,714,532                    33,082,983

 Issued in reinvestment of        1,334,660                    -
distributions

 Redeemed                         (8,721,128)                  (25,415,629)

 Net increase (decrease)          328,064                      7,667,354


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 68.37                      $ 41.08                   $ 48.25    $ 41.03    $ 30.67
period

Income from Investment
Operations

Net investment income (loss) D    (.15)                        (.29)                     (.32)      (.36)      (.23)

Net realized and unrealized       20.17                        27.39                     6.42       9.94       16.10
gain (loss)

Total from investment             20.02                        27.10                     6.10       9.58       15.87
operations

Less Distributions

From net realized gain            (3.92)                       -                         (10.64)    (2.47)     (5.61)

In excess of net realized gain    -                            -                         (2.75)     -          -

Total distributions               (3.92)                       -                         (13.39)    (2.47)     (5.61)

Redemption fees added to paid     .03                          .19                       .12        .11        .10
in capital

Net asset value, end of period   $ 84.50                      $ 68.37                   $ 41.08    $ 48.25    $ 41.03

TOTAL RETURN B, C                 30.14%                       66.43%                    20.33%     23.97%     52.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,291,156                  $ 1,831,435               $ 785,465  $ 604,286  $ 527,337
(000 omitted)

Ratio of expenses to average      1.10% A                      1.25%                     1.40%      1.48%      1.40%
net assets

Ratio of expenses to average      1.09% A, E                   1.23% E                   1.34% E    1.44% E    1.38% E
net assets after  expense
reductions

Ratio of net investment           (.39)% A                     (.54)%                    (.67)%     (.83)%     (.56)%
income (loss) to average net
assets

Portfolio turnover rate           185% A                       133%                      333%       255%       129%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 27.02
period

Income from Investment
Operations

Net investment income (loss) D    (.31)

Net realized and unrealized       3.68
gain (loss)

Total from investment             3.37
operations

Less Distributions

From net realized gain            -

In excess of net realized gain    -

Total distributions               -

Redemption fees added to paid     .28
in capital

Net asset value, end of period   $ 30.67

TOTAL RETURN B, C                 13.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 215,014
(000 omitted)

Ratio of expenses to average      1.71%
net assets

Ratio of expenses to average      1.69% E
net assets after  expense
reductions

Ratio of net investment           (1.12)%
income (loss) to average net
assets

Portfolio turnover rate           189%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


DEVELOPING COMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT DEVELOPING               22.58%         126.48%      253.64%       726.05%
COMMUNICATIONS

SELECT DEVELOPING               18.83%         119.61%      242.96%       701.20%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       362.65%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on June 29, 1990. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT DEVELOPING               126.48%      28.74%        25.90%
COMMUNICATIONS

SELECT DEVELOPING               119.61%      27.95%        25.48%
COMMUNICATIONS (LOAD ADJ.)

S&P 500                         39.82%       25.11%        18.19%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             Developing Communications   S&P 500
             00518                       SP001
  1990/06/29       9700.00                    10000.00
  1990/07/31       8953.10                     9968.00
  1990/08/31       7866.70                     9066.89
  1990/09/30       6751.20                     8625.34
  1990/10/31       7081.00                     8588.25
  1990/11/30       8235.30                     9143.05
  1990/12/31       8759.10                     9398.14
  1991/01/31      10146.20                     9807.90
  1991/02/28      10776.70                    10509.16
  1991/03/31      11494.50                    10763.48
  1991/04/30      11591.50                    10789.32
  1991/05/31      11766.10                    11255.41
  1991/06/30      10841.06                    10739.92
  1991/07/31      11963.62                    11240.40
  1991/08/31      12670.42                    11506.79
  1991/09/30      12815.94                    11314.63
  1991/10/31      13564.32                    11466.25
  1991/11/30      12888.70                    11004.16
  1991/12/31      14135.99                    12263.03
  1992/01/31      14510.18                    12034.94
  1992/02/29      14998.70                    12191.39
  1992/03/31      14260.72                    11953.66
  1992/04/30      14073.63                    12305.10
  1992/05/31      14011.26                    12365.39
  1992/06/30      13512.35                    12181.15
  1992/07/31      14104.81                    12679.36
  1992/08/31      13574.71                    12419.43
  1992/09/30      14032.05                    12565.98
  1992/10/31      14655.70                    12609.96
  1992/11/30      15986.14                    13039.96
  1992/12/31      16569.33                    13200.35
  1993/01/31      17017.15                    13311.24
  1993/02/28      17121.30                    13492.27
  1993/03/31      17735.75                    13776.96
  1993/04/30      17206.93                    13443.55
  1993/05/31      18365.83                    13803.84
  1993/06/30      19160.51                    13843.87
  1993/07/31      19535.77                    13788.50
  1993/08/31      21323.79                    14311.08
  1993/09/30      21621.79                    14200.89
  1993/10/31      22372.32                    14494.84
  1993/11/30      20672.60                    14357.14
  1993/12/31      21833.52                    14530.86
  1994/01/31      22673.27                    15024.91
  1994/02/28      22298.78                    14617.74
  1994/03/31      20744.11                    13980.40
  1994/04/30      21598.03                    14159.35
  1994/05/31      20440.78                    14391.57
  1994/06/30      18918.07                    14038.97
  1994/07/31      20879.32                    14499.45
  1994/08/31      22657.83                    15093.93
  1994/09/30      22962.38                    14724.13
  1994/10/31      25021.07                    15055.42
  1994/11/30      24314.54                    14507.10
  1994/12/31      25138.57                    14722.24
  1995/01/31      24467.87                    15103.99
  1995/02/28      25337.29                    15692.59
  1995/03/31      25473.91                    16155.68
  1995/04/30      26593.13                    16631.47
  1995/05/31      27505.97                    17296.23
  1995/06/30      30405.58                    17698.02
  1995/07/31      33318.60                    18284.88
  1995/08/31      33399.15                    18330.78
  1995/09/30      34285.14                    19104.34
  1995/10/31      30875.42                    19036.14
  1995/11/30      31023.08                    19871.82
  1995/12/31      29504.05                    20254.55
  1996/01/31      28582.05                    20944.02
  1996/02/29      30871.16                    21138.17
  1996/03/31      30569.12                    21341.73
  1996/04/30      32572.09                    21656.31
  1996/05/31      34416.10                    22214.82
  1996/06/30      32921.82                    22299.46
  1996/07/31      30060.43                    21314.27
  1996/08/31      31570.61                    21763.79
  1996/09/30      34416.10                    22988.66
  1996/10/31      32969.51                    23622.68
  1996/11/30      34527.37                    25408.32
  1996/12/31      33796.13                    24904.98
  1997/01/31      35226.82                    26461.05
  1997/02/28      31284.47                    26668.50
  1997/03/31      28566.15                    25572.69
  1997/04/30      29742.50                    27099.38
  1997/05/31      33907.41                    28749.19
  1997/06/30      35099.65                    30037.16
  1997/07/31      39566.59                    32427.21
  1997/08/31      39407.62                    30610.64
  1997/09/30      42110.04                    32287.18
  1997/10/31      37198.00                    31208.79
  1997/11/30      37500.03                    32653.45
  1997/12/31      35837.88                    33214.11
  1998/01/31      35758.25                    33581.45
  1998/02/28      40098.61                    36003.35
  1998/03/31      41452.49                    37847.08
  1998/04/30      42391.48                    38227.82
  1998/05/31      40333.83                    37570.69
  1998/06/30      43290.45                    39096.81
  1998/07/31      44369.22                    38680.43
  1998/08/31      35379.51                    33088.01
  1998/09/30      40353.81                    35207.63
  1998/10/31      43789.88                    38071.42
  1998/11/30      50202.54                    40378.93
  1998/12/31      60091.22                    42705.56
  1999/01/31      70259.58                    44491.51
  1999/02/28      65365.18                    43108.71
  1999/03/31      75453.64                    44833.49
  1999/04/30      80250.25                    46569.89
  1999/05/31      77188.21                    45470.38
  1999/06/30      83230.10                    47993.98
  1999/07/31      81586.04                    46495.61
  1999/08/31      80120.00                    46265.46
IMATRL PRASUN   SHR__CHT 19990831 19990914 120203 R00000000000113

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on June 29, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $80,120 - a 701.20% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $46,265 - a 362.65% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Cisco Systems, Inc.               10.0

Motorola, Inc.                    8.3

MCI WorldCom, Inc.                5.4

Lucent Technologies, Inc.         5.2

AT&T Corp.                        4.1

JDS Uniphase Corp.                3.8

MediaOne Group, Inc.              3.4

Cox Communications, Inc.          3.1
Class A

Nokia AB sponsored ADR            3.0

Comcast Corp. Class A (special)   3.0

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Communications Equipment 23.6%
Electronics 18.3%
Telephone Services 13.1%
Broadcasting 11.5%
Computer Services
& Software 10.2%
All Others 23.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 23.3
Row: 1, Col: 2, Value: 10.2
Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 4, Value: 13.1
Row: 1, Col: 5, Value: 18.3
Row: 1, Col: 6, Value: 23.6

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

DEVELOPING COMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan, Portfolio Manager of Fidelity Select Developing
Communications Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. For the six-month period that ended August 31, 1999, the fund posted a total return of 22.58%. In comparison, the Standard and Poor's 500 Index returned 7.32% during the same six-month period, and the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - returned 28.97%. For the 12-month period that ended August 31, 1999, the fund returned 126.48%, while the S&P 500 and Goldman Sachs indexes returned 39.82% and 109.92%, respectively.

Q. WHAT FACTORS INFLUENCED PERFORMANCE?

A. Relative to the Goldman Sachs index, returns were curbed by the fund's overweighted position in cable stocks, which suffered during the period, and its underweighted position in semiconductor and software firms, which enjoyed a strong six months. The fund benefited, however, from some good stock picks and favorable industry weightings. Most notably, the fund's overweighting in telecommunications equipment companies relative to the Goldman Sachs index bolstered performance. Also helping returns was the fund's healthy exposure to networking firms, providers of infrastructure to the Internet, such as Cisco Systems. Timely trading of Internet stocks such as America Online and Yahoo! during the period also proved beneficial, although I did cut back on these positions as they hit their price targets in the early spring.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE SIX-MONTH PERIOD?

A. I directed some assets toward a number of emerging companies in the world of computer networks and communications equipment. For example, there were several attractive IPOs, namely Brocade Communications and Juniper Networks, over the past six months that boosted relative performance. In technology, you tend to want to own the leaders, but you must keep a watchful eye on the sector as new industries are developing all the time. It is critical to find the leaders in emerging technologies whenever you can.

Q. WHICH STOCKS PERFORMED WELL FOR THE FUND?

A. Cisco Systems was a strong performer for the fund during the period. Investors rallied around the stock, cognizant of the value of infrastructure to the Internet's development. Motorola doubly benefited from the semiconductor rally and from a sharp recovery in its mobile handset business. While the fund no longer owns America Online, its performance early in the period also boosted fund returns. Nokia, a leader in wireless handsets, also performed well for the fund.

Q. WHICH STOCKS DISAPPOINTED?

A. AT&T wilted amid a negative pricing environment in telecommunications services. Its stock also weakened as a result of the earnings dilution created by its cable acquisitions. Critical Path, a provider of business-to-business Internet messaging solutions, fell sharply amid the Internet stock correction of the late spring and early summer. Other Internet-related service firms, such as Concentric Network and Northpoint Communications, also faltered during the period, hurting fund performance.

Q. WHAT'S YOUR OUTLOOK, ANDY?

A. In terms of the economy, the domestic outlook looks favorable and the conditions in Asia have improved significantly over the past six months. While still a small percentage of overall technology spending, Asia remains a meaningful part of the growth equation. A sustained recovery there spells good things for the sector over the next several years. Down the road, I will consider further concentrating the fund's telecommunications positions in data networking firms. Many of the best companies from the traditional telecom world are moving into data networking, especially into the Internet. To the extent that they're successful at doing this, they may become important parts of the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: June 29, 1990

FUND NUMBER: 518

TRADING SYMBOL: FSDCX

SIZE: as of August 31, 1999, more than $1.0 billion

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Technology Portfolio, since 1998; Fidelity Select Electronics Portfolio,
1996-1998; joined Fidelity in 1995

DEVELOPING COMMUNICATIONS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.2%

                                SHARES                       VALUE (NOTE 1)

ADVERTISING - 0.7%

DoubleClick, Inc. (a)            80,000                      $ 7,990,000

BROADCASTING - 11.5%

AT&T Corp. (Liberty Media        350,000                      11,200,000
Group)  Class A (a)

Cablevision Systems Corp.        1,000                        70,000
Class A (a)

CBS Corp. (a)                    74,600                       3,506,200

Comcast Corp. Class A            1,000,000                    32,625,000
(special)

Cox Communications, Inc.         900,000                      33,468,750
Class A (a)

MediaOne Group, Inc.             575,000                      37,806,250

Time Warner, Inc.                125,000                      7,414,063

                                                              126,090,263

CELLULAR - 4.6%

QUALCOMM, Inc.                   50,000                       9,609,375

Sprint Corp. Series 1 (PCS       250,000                      14,937,500
Group)

Vodafone AirTouch PLC            129,250                      25,922,703
sponsored ADR

                                                              50,469,578

COMMUNICATIONS EQUIPMENT -
23.6%

ADC Telecommunications, Inc.     208,000                      7,709,000
(a)

Advanced Fibre                   500,000                      8,156,250
Communications, Inc. (a)

Ciena Corp. (a)                  225,000                      7,903,125

Cisco Systems, Inc. (a)          1,615,000                    109,517,184

Lucent Technologies, Inc.        888,440                      56,915,688

Newbridge Networks Corp. (a)     846,400                      23,251,189

Nokia AB sponsored ADR           400,000                      33,350,000

Tekelec (a)                      300,000                      4,837,500

Tellabs, Inc. (a)                100,000                      5,956,250

Terayon Communication            50,000                       1,800,000
Systems, Inc. (a)

                                                              259,396,186

COMPUTER SERVICES & SOFTWARE
- 10.2%

Amdocs Ltd. (a)                  250,000                      6,562,500

At Home Corp. Series A (a)       381,688                      15,315,231

Aware, Inc. (a)                  443,500                      14,857,250

BroadVision, Inc. (a)            150,000                      14,934,375

Concentric Network Corp. (a)     300,000                      6,581,250

Internet Capital Group, Inc.     5,210                        390,750
(a)

Micromuse, Inc. (a)              100,000                      5,712,500

Networks Associates, Inc. (a)    300,000                      5,062,500

Polycom, Inc. (a)                2,200                        80,438

PSINet, Inc. (a)                 168,000                      8,043,000

Redback Networks, Inc.           72,000                       7,740,000

Siebel Systems, Inc. (a)         32,900                       2,259,819

US Interactive, Inc. (a)         2,605                        54,054

Verio, Inc. (a)                  250,000                      9,296,875

Yahoo!, Inc. (a)                 100,000                      14,750,000

                                                              111,640,542



                                SHARES                       VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- 5.8%

Computer Network Technology      779,000                     $ 12,317,938
Corp. (a)

Comverse Technology, Inc. (a)    339,650                      26,492,700

Juniper Networks, Inc.           60,800                       12,464,000

MMC Networks, Inc. (a)           200,000                      6,175,000

Netopia, Inc. (a)                80,000                       2,210,000

Safeguard Scientifics, Inc.      52,100                       3,503,725
(a)

                                                              63,163,363

CONSUMER ELECTRONICS - 0.5%

Gemstar International Group      75,000                       5,175,000
Ltd. (a)

ELECTRICAL EQUIPMENT - 2.1%

Ericsson (L.M.) Telefon AB       410,500                      13,366,906
ADR Class B

Scientific-Atlanta, Inc.         200,000                      10,250,000

                                                              23,616,906

ELECTRONIC INSTRUMENTS - 0.0%

Photon Dynamics, Inc. (a)        10,000                       165,000

ELECTRONICS - 18.3%

Altera Corp. (a)                 200,000                      8,425,000

Analog Devices, Inc. (a)         200,000                      10,300,000

Broadcom Corp. Class A (a)       81,600                       10,506,000

Brocade Communications           130,800                      24,606,750
Systems, Inc.

JDS Uniphase Corp. (a)           389,368                      41,297,344

Motorola, Inc.                   983,100                      90,690,975

QLogic Corp. (a)                 79,400                       6,912,763

Texas Instruments, Inc.          20,000                       1,641,250

Vitesse Semiconductor Corp.      17,400                       1,183,200
(a)

Xilinx, Inc. (a)                 75,000                       5,245,313

                                                              200,808,595

GAS - 0.7%

Williams Companies, Inc.         200,000                      8,250,000

PACKAGING & CONTAINERS - 1.1%

Corning, Inc.                    182,000                      12,103,000

TELEPHONE SERVICES - 13.1%

AT&T Corp.                       1,000,000                    45,000,000

MCI WorldCom, Inc. (a)           784,146                      59,399,060

McLeodUSA, Inc. Class A (a)      100,000                      3,337,500

Metromedia Fiber Network,        510,000                      15,013,125
Inc.  Class A (a)

NEXTLINK Communications, Inc.    250,000                      12,593,750
 Class A (a)

Rhythms NetConnections, Inc.     68,800                       2,631,600
(a)

WinStar Communications, Inc.     124,000                      6,300,750
(a)

                                                              144,275,785

TOTAL COMMON STOCKS                                           1,013,144,218
(Cost $821,903,673)

CASH EQUIVALENTS - 13.2%

                                SHARES                       VALUE (NOTE 1)

Central Cash Collateral Fund,    49,238,500                  $ 49,238,500
5.26% (b)

Taxable Central Cash Fund,       95,283,138                   95,283,138
5.20% (b)

TOTAL CASH EQUIVALENTS                                        144,521,638
(Cost $144,521,638)

TOTAL INVESTMENT PORTFOLIO -                                  1,157,665,856
105.4%
(Cost $966,425,311)

NET OTHER ASSETS - (5.4%)                                     (59,505,636)

NET ASSETS - 100%                                           $ 1,098,160,220

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $1,172,176,911 and $858,877,162, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $23,729 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $49,297,269 The fund received cash collateral of $49,238,500 which was invested in the Central Cash Collateral Fund.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $36,346,857. The weighted average interest rate was 5.29%. Interest earned from the interfund lending program amounted to $37,362 and is included in interest income on the Statement of Operations.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $971,491,986. Net unrealized appreciation aggregated $186,173,870, of which $228,013,584 related to appreciated investment securities and $41,839,714 related to depreciated investment securities.

DEVELOPING COMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 1,157,665,856
value  (cost $966,425,311) -
 See accompanying schedule

Receivable for investments                     21,196,477
sold

Receivable for fund shares                     6,626,410
sold

Dividends receivable                           56,394

Interest receivable                            400,519

Redemption fees receivable                     30,351

Other receivables                              660,621

 TOTAL ASSETS                                  1,186,636,628

LIABILITIES

Payable for investments         $ 25,984,826
purchased

Payable for fund shares          12,140,890
redeemed

Accrued management fee           531,011

Other payables and  accrued      581,181
expenses

Collateral on securities         49,238,500
loaned,  at value

 TOTAL LIABILITIES                             88,476,408

NET ASSETS                                    $ 1,098,160,220

Net Assets consist of:

Paid in capital                               $ 836,572,623

Accumulated net investment                     (2,516,742)
loss

Accumulated undistributed net                  72,863,794
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    191,240,545
(depreciation) on investments

NET ASSETS, for 28,162,325                    $ 1,098,160,220
shares outstanding

NET ASSET VALUE and                            $38.99
redemption price per share
($1,098,160,220 (divided by)
28,162,325 shares)

Maximum offering price per                     $40.20
share (100/97.00 of $38.99)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 930,143
Dividends

Interest                                       2,420,328

Security lending                               45,400

 TOTAL INCOME                                  3,395,871

EXPENSES

Management fee                   $ 3,007,867

Transfer agent fees               2,372,311

Accounting and security           335,139
lending fees

Non-interested trustees'          1,930
compensation

Custodian fees and expenses       20,203

Registration fees                 204,774

Audit                             8,142

Legal                             2,714

 Total expenses before            5,953,080
reductions

 Expense reductions               (40,467)     5,912,613

NET INVESTMENT INCOME (LOSS)                   (2,516,742)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            76,211,880

 Foreign currency transactions    1,432        76,213,312

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            67,283,628

 Assets and liabilities in        (1,555)      67,282,073
foreign currencies

NET GAIN (LOSS)                                143,495,385

NET INCREASE (DECREASE) IN                    $ 140,978,643
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 4,102,715
charges paid to FDC

 Sales charges - Retained by                  $ 4,093,971
FDC

 Deferred sales charges                       $ 1,380
withheld   by FDC

 Exchange fees withheld by FSC                $ 27,015

 Expense reductions  Directed                 $ 38,371
brokerage arrangements

  Custodian credits                            1,190

  Transfer agent credits                       906

                                              $ 40,467

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,516,742)                $ (1,996,908)
income (loss)

 Net realized gain (loss)         76,213,312                   53,731,227

 Change in net unrealized         67,282,073                   97,390,680
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       140,978,643                  149,124,999
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (28,177,745)                 (820,226)
from net realized gains

Share transactions Net            897,031,286                  606,604,197
proceeds from sales of shares

 Reinvestment of distributions    27,382,252                   808,781

 Cost of shares redeemed          (552,314,094)                (383,100,933)

 NET INCREASE (DECREASE) IN       372,099,444                  224,312,045
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,198,660                    1,088,615

  TOTAL INCREASE (DECREASE)       486,099,002                  373,705,433
IN NET ASSETS

NET ASSETS

 Beginning of period              612,061,218                  238,355,785

 End of period (including        $ 1,098,160,220              $ 612,061,218
accumulated net investment
loss of $2,516,742 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             23,263,892                   21,247,025

 Issued in reinvestment of        689,559                      39,007
distributions

 Redeemed                         (14,494,649)                 (14,419,633)

 Net increase (decrease)          9,458,802                    6,866,399


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 f

Net asset value, beginning of    $ 32.72                      $ 20.14                   $ 19.68    $ 19.42    $ 20.40
period

Income from Investment
Operations

 Net investment income (loss)     (.09)                        (.16)                     (.18)      (.18)      (.17)
D

 Net realized and unrealized      7.46                         12.72                     4.95       .42        4.17
gain (loss)

 Total from investment            7.37                         12.56                     4.77       .24        4.00
operations

Less Distributions

 From net realized gain           (1.14)                       (.07)                     (4.35)     -          (5.00)

Redemption fees added to paid     .04                          .09                       .04        .02        .02
in capital

Net asset value, end of period   $ 38.99                      $ 32.72                   $ 20.14    $ 19.68    $ 19.42

TOTAL RETURN B, C                 22.58%                       63.01%                    28.17%     1.34%      21.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,098,160                  $ 612,061                 $ 238,356  $ 220,360  $ 333,185
(000 omitted)

Ratio of expenses to average      1.14% A                      1.38%                     1.61%      1.64%      1.53%
net assets

Ratio of expenses to average      1.13% A, E                   1.34% E                   1.55% E    1.62% E    1.51% E
net assets after  expense
reductions

Ratio of net investment           (.48)% A                     (.64)%                    (.82)%     (.86)%     (.78)%
income (loss) to average net
assets

Portfolio turnover rate           185% A                       299%                      383%       202%       249%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     (.16)
D

 Net realized and unrealized      2.55
gain (loss)

 Total from investment            2.39
operations

Less Distributions

 From net realized gain           (1.67)

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 20.40

TOTAL RETURN B, C                 13.63%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 254,426
(000 omitted)

Ratio of expenses to average      1.58%
net assets

Ratio of expenses to average      1.56% E
net assets after  expense
reductions

Ratio of net investment           (.83)%
income (loss) to average net
assets

Portfolio turnover rate           266%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


ELECTRONICS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ELECTRONICS              44.66%         161.08%      507.26%       1,651.76%

SELECT ELECTRONICS (LOAD ADJ.)  40.24%         153.17%      488.97%       1,599.14%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT ELECTRONICS              161.08%      43.44%        33.15%

SELECT ELECTRONICS (LOAD ADJ.)  153.17%      42.57%        32.75%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Electronics                 S&P 500
             00008                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9969.44                     9959.00
  1989/10/31       9520.37                     9727.95
  1989/11/30       9546.03                     9926.40
  1989/12/31       9943.78                    10164.64
  1990/01/31      10277.38                     9482.59
  1990/02/28      11098.54                     9604.91
  1990/03/31      11637.43                     9859.44
  1990/04/30      11688.76                     9612.96
  1990/05/31      13408.07                    10550.22
  1990/06/30      13613.36                    10478.48
  1990/07/31      12971.83                    10444.95
  1990/08/31      10944.58                     9500.72
  1990/09/30       9289.42                     9038.04
  1990/10/31       8955.82                     8999.18
  1990/11/30       9879.63                     9580.52
  1990/12/31      10521.29                     9847.82
  1991/01/31      11985.79                    10277.18
  1991/02/28      13039.21                    11012.00
  1991/03/31      13732.92                    11278.49
  1991/04/30      13810.00                    11305.56
  1991/05/31      14259.62                    11793.96
  1991/06/30      12525.35                    11253.80
  1991/07/31      13386.06                    11778.23
  1991/08/31      13938.46                    12057.37
  1991/09/30      12872.20                    11856.01
  1991/10/31      13501.68                    12014.88
  1991/11/30      12679.50                    11530.68
  1991/12/31      14233.93                    12849.79
  1992/01/31      15916.82                    12610.79
  1992/02/29      16790.39                    12774.73
  1992/03/31      15467.20                    12525.62
  1992/04/30      15171.73                    12893.87
  1992/05/31      15197.42                    12957.05
  1992/06/30      14092.62                    12763.99
  1992/07/31      14837.72                    13286.04
  1992/08/31      14991.88                    13013.68
  1992/09/30      15531.43                    13167.24
  1992/10/31      16700.46                    13213.32
  1992/11/30      17792.41                    13663.90
  1992/12/31      18139.27                    13831.96
  1993/01/31      18755.90                    13948.15
  1993/02/28      18344.81                    14137.85
  1993/03/31      18987.14                    14436.15
  1993/04/30      18652.45                    14086.80
  1993/05/31      20524.15                    14464.33
  1993/06/30      20898.49                    14506.27
  1993/07/31      21492.27                    14448.25
  1993/08/31      23338.15                    14995.84
  1993/09/30      23725.40                    14880.37
  1993/10/31      23273.61                    15188.39
  1993/11/30      23092.90                    15044.10
  1993/12/31      23958.31                    15226.14
  1994/01/31      25613.23                    15743.82
  1994/02/28      26827.84                    15317.17
  1994/03/31      26539.37                    14649.34
  1994/04/30      26463.46                    14836.85
  1994/05/31      26387.54                    15080.17
  1994/06/30      24975.55                    14710.71
  1994/07/31      25491.76                    15193.22
  1994/08/31      27981.73                    15816.14
  1994/09/30      27177.04                    15428.65
  1994/10/31      28285.38                    15775.79
  1994/11/30      27921.00                    15201.24
  1994/12/31      28072.82                    15426.67
  1995/01/31      27268.14                    15826.69
  1995/02/28      30061.76                    16443.45
  1995/03/31      33159.03                    16928.70
  1995/04/30      36863.61                    17427.25
  1995/05/31      39550.95                    18123.82
  1995/06/30      45183.73                    18544.83
  1995/07/31      51940.04                    19159.78
  1995/08/31      52623.26                    19207.87
  1995/09/30      53564.59                    20018.44
  1995/10/31      52091.87                    19946.98
  1995/11/30      50786.15                    20822.65
  1995/12/31      47434.17                    21223.69
  1996/01/31      49037.43                    21946.15
  1996/02/29      51930.65                    22149.59
  1996/03/31      48890.00                    22362.89
  1996/04/30      54473.75                    22692.52
  1996/05/31      55911.14                    23277.76
  1996/06/30      51211.95                    23366.44
  1996/07/31      48742.58                    22334.12
  1996/08/31      51101.39                    22805.14
  1996/09/30      57993.53                    24088.62
  1996/10/31      58454.24                    24752.98
  1996/11/30      67226.06                    26624.06
  1996/12/31      67226.06                    26096.63
  1997/01/31      77730.13                    27727.15
  1997/02/28      69935.00                    27944.53
  1997/03/31      65069.96                    26796.29
  1997/04/30      71133.37                    28396.03
  1997/05/31      78949.33                    30124.78
  1997/06/30      78463.36                    31474.37
  1997/07/31      92090.68                    33978.79
  1997/08/31      95573.44                    32075.30
  1997/09/30      99116.94                    33832.06
  1997/10/31      84416.45                    32702.07
  1997/11/30      83809.00                    34215.85
  1997/12/31      76449.62                    34803.33
  1998/01/31      77690.28                    35188.26
  1998/02/28      86821.56                    37726.04
  1998/03/31      84340.23                    39657.99
  1998/04/30      88310.35                    40056.94
  1998/05/31      76499.25                    39368.37
  1998/06/30      78012.86                    40967.51
  1998/07/31      81288.20                    40531.21
  1998/08/31      65085.15                    34671.20
  1998/09/30      73695.35                    36892.24
  1998/10/31      88186.29                    39893.06
  1998/11/30     100245.53                    42310.97
  1998/12/31     115530.49                    44748.93
  1999/01/31     139400.83                    46620.33
  1999/02/28     117465.92                    45171.37
  1999/03/31     122230.07                    46978.68
  1999/04/30     124761.02                    48798.16
  1999/05/31     129152.96                    47646.04
  1999/06/30     153991.02                    50290.39
  1999/07/31     158705.54                    48720.33
  1999/08/31     169914.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 123226 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $169,914 - a 1,599.14% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Micron Technology, Inc.       7.0

Microsoft Corp.               5.1

Texas Instruments, Inc.       4.8

Analog Devices, Inc.          4.8

Altera Corp.                  4.7

LSI Logic Corp.               4.2

Motorola, Inc.                4.2

LAM Research Corp.            3.7

Rambus, Inc.                  3.5

Linear Technology Corp.       3.1

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electronics 56.9%
Computers &
Office Equipment 9.2%
Computer Services
& Software 8.8%
Electronic Instruments 8.5%
Communications Equipment 3.1%
All Others 13.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 13.5
Row: 1, Col: 2, Value: 3.1
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 8.800000000000001
Row: 1, Col: 5, Value: 9.199999999999999
Row: 1, Col: 6, Value: 56.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

ELECTRONICS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Matthew Grech)

Matthew Grech,
Portfolio Manager
of Fidelity Select
Electronics Portfolio

Q. HOW DID THE FUND PERFORM, MATT?

A. It did very well. For the six-month period that ended on August 31, 1999, the fund had a total return of 44.66%. For the 12-month period ending August 31, 1999, it returned 161.08%. For the comparable periods, the Standard & Poor's 500 Index returned 7.32% and 39.82%, respectively. The fund did quite well against the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% for the same six-month and 12-month periods.

Q. THE FUND OUTPERFORMED THE INDUSTRY INDEX BY A FAIRLY WIDE MARGIN.
WHY?

A. The main reason was that the fund was weighted fairly heavily toward semiconductor stocks, which have done quite well since last October. The Goldman Sachs Technology Index is a bit more broadly based across the sector, so the fund had the benefit of a particularly strong semiconductor environment within a technology environment that itself was strengthening. A number of factors contributed to the overall strength of the industry. The personal computer environment improved greatly, with aggressive pricing driving stronger PC demand on the consumer side and lower levels of concern about the Y2K millennium bug spurring PC spending on the corporate side. The cellular phone, or "wireless", business also was terrific. The recovery in semiconductors came largely on the back of these improvements in the PC and wireless segments. Emerging signs of economic reawakening in South Korea and Japan also helped the investment environment for technology stocks.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A. Last fall, as the broad market showed signs of improvement, I began to concentrate the fund more in the semiconductor segment, including semiconductor equipment manufacturers. I also tended to focus more on companies that I believed were well-positioned for turnaround and those whose business applications were closely aligned with the wireless industry, which I believed would do well.

Q. WHICH STOCKS PERFORMED WELL DURING THE PERIOD?

A. Texas Instruments (TI) continued to be a very successful turnaround story. With the sale of its memory business to Micron Technology, TI demonstrated increased earnings by continuing to grow its market share as a leading provider of digital signal processing (DSP), which is closely aligned with the cellular telephone market. Analog Devices, which derives about one-quarter of its revenues from DSPs, also did well on the resurgence of the wireless market. LAM Research, a maker of semiconductor equipment, is another great turnaround story that helped fund performance. Xilinx and Altera, two programmable logic companies, both performed well on the strength in the networking and telecommunications businesses. Micron Technology benefited from a firming of prices in the recovering digital random access memory
(DRAM) market and made a strong contribution to fund performance.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. No major disappointments spring to mind. However, Cadence Design, a leading electronic design company whose product is used in the design of semiconductors, did not recover in step with the semiconductor industry as a whole and continued to show some earnings weakness. SpeedFam-IPEC, a semiconductor equipment company that lost market share, also hurt fund performance during the period.

Q. WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE FUND, MATT?

A. I'm actually quite cautious at the moment. I've become increasingly concerned about the high valuations of some of the companies in the semiconductor and semiconductor equipment segments. I'm also concerned about the technology sector as a whole. So much good news has been priced into many of these names that I'm now feeling more and more cautious about their ability to meet expectations. I believe there is a good likelihood that corporate America will tone down its capital spending on information technology during the fourth quarter of the year based on concerns about Y2K. I don't think that viewpoint is currently reflected in the stocks, and as a result, there may be some disappointments in the short term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 008

TRADING SYMBOL: FSELX

SIZE: as of August 31, 1999, more than
$4.2 billion

MANAGER: Matthew Grech, since 1998;
analyst, semiconductor equipment, electronic distribution, components, electronic design automation and electronic contract manufacturing industries, since 1996; joined
Fidelity in 1996

ELECTRONICS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 91.3%

                                 SHARES                         VALUE (NOTE 1)

COMMUNICATIONS EQUIPMENT - 3.1%

ADC Telecommunications, Inc.      150,000                       $ 5,559,375
(a)

Ciena Corp. (a)                   350,000                        12,293,750

Cisco Systems, Inc. (a)           100,000                        6,781,250

Jabil Circuit, Inc. (a)           2,330,000                      104,413,125

                                                                 129,047,500

COMPUTER SERVICES & SOFTWARE
- 8.8%

America Online, Inc. (a)          25,000                         2,282,813

Cadence Design Systems, Inc.      6,855,700                      93,408,913
(a)

IMS Health, Inc.                  574,200                        15,862,275

Legato Systems, Inc. (a)          338,200                        14,563,738

Microsoft Corp. (a)               2,340,000                      216,596,250

Scient Corp.                      1,200                          75,750

Synopsys, Inc. (a)                525,000                        29,367,188

                                                                 372,156,927

COMPUTERS & OFFICE EQUIPMENT
- 9.2%

Adaptec, Inc. (a)                 2,575,000                      100,425,000

Compaq Computer Corp.             2,400,000                      55,650,000

Creative Technology Ltd.          100,000                        981,250
(NASDAQ)

Gateway, Inc. (a)                 781,270                        75,734,361

Lexmark International Group,      200,000                        15,750,000
Inc.  Class A (a)

Quantum Corp. - DLT & Storage     1,299,100                      23,789,769
Systems (a)

SCI Systems, Inc. (a)             2,317,500                      115,440,469

                                                                 387,770,849

CONSUMER ELECTRONICS - 0.3%

Gemstar International Group       200,000                        13,800,000
Ltd. (a)

ELECTRICAL EQUIPMENT - 0.2%

Ericsson (L.M.) Telefon AB        300,000                        9,768,750
ADR Class B

ELECTRONIC INSTRUMENTS - 8.5%

Applied Materials, Inc. (a)       28,400                         2,018,175

KLA-Tencor Corp. (a)              1,215,600                      76,354,875

LAM Research Corp. (a)(c)         2,758,227                      155,667,436

Novellus Systems, Inc. (a)        1,199,100                      64,676,456

Teradyne, Inc. (a)                856,600                        58,302,338

                                                                 357,019,280

ELECTRONICS - 56.9%

Altera Corp. (a)                  4,743,300                      199,811,513

Analog Devices, Inc. (a)          3,913,400                      201,540,100

Arm Holdings PLC sponsored        243,900                        10,274,288
ADR (a)

Avnet, Inc.                       200,000                        8,850,000



                                 SHARES                         VALUE (NOTE 1)

AVX Corp.                         765,700                       $ 22,923,144

Broadcom Corp. Class A (a)        20,000                         2,575,000

Dallas Semiconductor Corp.        1,098,500                      55,474,250

DII Group, Inc. (a)               220,000                        7,796,250

Etec Systems, Inc. (a)            730,300                        32,133,200

Flextronics International         75,000                         4,401,563
Ltd. (a)

Intel Corp.                       1,200,000                      98,625,000

KEMET Corp. (a)                   237,500                        6,130,469

Lattice Semiconductor Corp.       411,600                        25,364,850
(a)

Linear Technology Corp.           2,111,020                      132,862,321

LSI Logic Corp. (a)               3,154,800                      179,034,900

Maxim Integrated Products,        1,728,900                      116,376,581
Inc. (a)

Methode Electronics, Inc.         684,000                        12,312,000
Class A

Microchip Technology, Inc. (a)    1,351,050                      73,969,988

Micron Technology, Inc. (a)       3,970,000                      296,013,120

Molex, Inc. Class A               300,000                        8,437,500

Motorola, Inc.                    1,923,300                      177,424,425

National Semiconductor Corp.      2,515,100                      70,894,381
(a)

PCD, Inc. (a)                     200,000                        1,687,500

PMC-Sierra, Inc. (a)              389,200                        36,195,600

Rambus, Inc. (a)(c)               1,523,800                      147,808,600

RF Micro Devices, Inc. (a)        50,000                         2,196,875

Sanmina Corp. (a)                 1,309,900                      98,242,500

Solectron Corp. (a)               484,200                        37,888,650

Texas Instruments, Inc.           2,487,400                      204,122,263

Vitesse Semiconductor Corp.       779,700                        53,019,600
(a)

Xilinx, Inc. (a)                  1,140,700                      79,777,706

                                                                 2,404,164,137

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.1%

ASM Lithography Holding NV (a)    636,600                        40,185,375

PRI Automation, Inc. (a)          811,600                        23,232,050

SpeedFam-IPEC, Inc. (a)(c)        1,849,760                      18,266,380

Varian Semiconductor              356,900                        8,119,475
Equipment Associates, Inc.
(a)

                                                                 89,803,280

METALS & MINING - 0.4%

Cable Design Technology Corp.     796,000                        16,765,750
(a)

SERVICES - 0.0%

Gartner Group, Inc. Class B       74,760                         1,532,580
(a)

TELEPHONE SERVICES - 1.8%

Level 3 Communications, Inc.      360,000                        21,510,000
(a)

MCI WorldCom, Inc. (a)            605,000                        45,828,750

Metromedia Fiber Network,         321,700                        9,470,044
Inc.  Class A (a)

                                                                 76,808,794

TOTAL COMMON STOCKS                                              3,858,637,847
(Cost $2,501,956,202)

CASH EQUIVALENTS - 11.5%

                                 SHARES                         VALUE (NOTE 1)

Central Cash Collateral Fund,     88,402,500                    $ 88,402,500
5.26% (b)

Taxable Central Cash Fund,        398,114,200                    398,114,200
5.20% (b)

TOTAL CASH EQUIVALENTS                                           486,516,700
(Cost $486,516,700)

TOTAL INVESTMENT PORTFOLIO -                                   $ 4,345,154,547
102.8%  (Cost $2,988,472,902)

NET OTHER ASSETS - (2.8%)                                       (119,116,983)

NET ASSETS - 100%                                              $ 4,226,037,564


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $2,144,688,693 and $2,150,384,982, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $170,536 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $81,767,313. The fund received cash collateral of $88,402,500 which was invested in the Central Cash Collateral Fund.

Transactions during the period with companies which are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
LAM Research Corp.                  $ 1,712,810           $ -                   $ -            $ 155,667,436
Rambus, Inc.                          32,148,678            -                     -              147,808,600
SpeedFam-IPEC, Inc.                   6,675,764             -                     -               18,266,380
Totals                              $ 40,537,252          $ -                   $ -            $ 321,742,416


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $3,006,294,216. Net unrealized appreciation aggregated $1,338,860,331, of which $1,398,962,872 related to appreciated investment securities and $60,102,541 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $102,009,000 all of which will expire on February 28, 2007.

ELECTRONICS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                  AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                  $ 4,345,154,547
value  (cost $2,988,472,902)
-  See accompanying schedule

Receivable for investments                     8,280,748
sold

Receivable for fund shares                     17,954,148
sold

Dividends receivable                           139,159

Interest receivable                            1,403,973

Redemption fees receivable                     12,827

Other receivables                              112,156

 TOTAL ASSETS                                  4,373,057,558

LIABILITIES

Payable for investments         $ 43,904,582
purchased

Payable for fund shares          11,428,020
redeemed

Accrued management fee           1,935,331

Other payables and  accrued      1,349,561
expenses

Collateral on securities         88,402,500
loaned,  at value

 TOTAL LIABILITIES                             147,019,994

NET ASSETS                                    $ 4,226,037,564

Net Assets consist of:

Paid in capital                               $ 2,442,119,178

Accumulated net investment                     (7,904,439)
(loss)

Accumulated undistributed net                  435,141,180
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                    1,356,681,645
(depreciation) on investments

NET ASSETS, for 61,710,653                    $ 4,226,037,564
shares outstanding

NET ASSET VALUE and                            $68.48
redemption price per share
($4,226,037,564 (divided by)
61,710,653 shares)

Maximum offering price per                     $70.60
share (100/97.00 of $68.48)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,454,509
Dividends

Interest                                        7,642,758

Security lending                                232,279

 TOTAL INCOME                                   9,329,546

EXPENSES

Management fee                   $ 9,687,228

Transfer agent fees               6,688,737

Accounting and security           872,510
lending fees

Non-interested trustees'          5,355
compensation

Custodian fees and expenses       39,636

Registration fees                 149,063

Audit                             47,104

Legal                             1,894

 Total expenses before            17,491,527
reductions

 Expense reductions               (257,542)     17,233,985

NET INVESTMENT INCOME (LOSS)                    (7,904,439)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            564,498,843

 Foreign currency transactions    (7,131)       564,491,712

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            666,391,557

 Assets and liabilities in        8,062         666,399,619
foreign currencies

NET GAIN (LOSS)                                 1,230,891,331

NET INCREASE (DECREASE) IN                     $ 1,222,986,892
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 6,414,167
charges paid to FDC

 Sales charges - Retained by                   $ 6,393,671
FDC

 Deferred sales charges                        $ 3,889
withheld   by FDC

 Exchange fees withheld by FSC                 $ 54,203

 Expense reductions  Directed                  $ 248,612
brokerage arrangements

  Custodian credits                             2,418

  Transfer agent credits                        6,512

                                               $ 257,542

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET      SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                          1999 (UNAUDITED)

Operations Net investment       $ (7,904,439)                $ (14,090,154)
income (loss)

 Net realized gain (loss)        564,491,712                  220,496,758

 Change in net unrealized        666,399,619                  431,151,334
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      1,222,986,892                637,557,938
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           1,152,707,040                1,488,308,447
proceeds from sales of shares

 Cost of shares redeemed         (1,036,744,965)              (1,912,074,698)

 NET INCREASE (DECREASE) IN      115,962,075                  (423,766,251)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                 1,540,664                    3,006,511

  TOTAL INCREASE (DECREASE)      1,340,489,631                216,798,198
IN NET ASSETS

NET ASSETS

 Beginning of period             2,885,547,933                2,668,749,735

 End of period (including       $ 4,226,037,564              $ 2,885,547,933
accumulated net investment
loss of $7,904,439 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                            19,637,292                   36,527,830

 Redeemed                        (18,877,033)                 (51,847,162)

 Net increase (decrease)         760,259                      (15,319,332)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                   1998         1997         1996 F

Net asset value, beginning of    $ 47.34                      $ 34.99                $ 37.95      $ 28.18      $ 19.80
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                        (.23)                  (.17)        (.17)        (.08)

Net realized and unrealized       21.25                        12.53                  7.32         9.80         13.51
gain (loss)

Total from investment             21.11                        12.30                  7.15         9.63         13.43
operations

Less Distributions

From net realized gain            -                            -                      (7.60)       -            (5.25)

In excess of net realized gain    -                            -                      (2.60)       -            -

Total distributions               -                            -                      (10.20)      -            (5.25)

Redemption fees added to paid     .03                          .05                    .09          .14          .20
in capital

Net asset value, end of period   $ 68.48                      $ 47.34                $ 34.99      $ 37.95      $ 28.18

TOTAL RETURN B, C                 44.66%                       35.30%                 24.15%       34.67%       72.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,226,038                  $ 2,885,548            $ 2,668,750  $ 1,744,017  $ 1,133,362
(000 omitted)

Ratio of expenses to average      1.03% A                      1.18%                  1.18%        1.33%        1.25%
net assets

Ratio of expenses to average      1.02% A, E                   1.15% E                1.12% E      1.29% E      1.22% E
net assets after  expense
reductions

Ratio of net investment           (.47)% A                     (.62)%                 (.42)%       (.54)%       (.28)%
income (loss) to average net
assets

Portfolio turnover rate           140% A                       160%                   435%         341%         366%


FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 17.67
period

Income from Investment
Operations

Net investment income (loss) D    (.18)

Net realized and unrealized       2.11
gain (loss)

Total from investment             1.93
operations

Less Distributions

From net realized gain            -

In excess of net realized gain    -

Total distributions               -

Redemption fees added to paid     .20
in capital

Net asset value, end of period   $ 19.80

TOTAL RETURN B, C                 12.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 216,433
(000 omitted)

Ratio of expenses to average      1.72%
net assets

Ratio of expenses to average      1.71% E
net assets after  expense
reductions

Ratio of net investment           (.98)%
income (loss) to average net
assets

Portfolio turnover rate           205%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29



SOFTWARE AND COMPUTER SERVICES PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT SOFTWARE AND  COMPUTER   11.04%         73.18%       286.56%       889.52%
SERVICES

SELECT SOFTWARE AND  COMPUTER   7.63%          67.91%       274.89%       859.76%
SERVICES  (LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT SOFTWARE AND  COMPUTER   73.18%       31.05%        25.76%
SERVICES

SELECT SOFTWARE AND  COMPUTER   67.91%       30.25%        25.38%
SERVICES  (LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Software/Computer Svcs      S&P 500
             00028                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9894.81                     9959.00
  1989/10/31      10103.05                     9727.95
  1989/11/30      10398.61                     9926.40
  1989/12/31      10445.77                    10164.64
  1990/01/31      10074.43                     9482.59
  1990/02/28      10335.74                     9604.91
  1990/03/31      10748.35                     9859.44
  1990/04/30      10713.96                     9612.96
  1990/05/31      12061.80                    10550.22
  1990/06/30      12343.75                    10478.48
  1990/07/31      11215.96                    10444.95
  1990/08/31       9648.07                     9500.72
  1990/09/30       8540.91                     9038.04
  1990/10/31       8712.83                     8999.18
  1990/11/30       9833.74                     9580.52
  1990/12/31      10535.17                     9847.82
  1991/01/31      12082.43                    10277.18
  1991/02/28      12962.66                    11012.00
  1991/03/31      13698.47                    11278.49
  1991/04/30      13595.32                    11305.56
  1991/05/31      13842.88                    11793.96
  1991/06/30      12828.30                    11253.80
  1991/07/31      13616.33                    11778.23
  1991/08/31      14722.61                    12057.37
  1991/09/30      14237.67                    11856.01
  1991/10/31      14949.93                    12014.88
  1991/11/30      13313.24                    11530.68
  1991/12/31      15364.99                    12849.79
  1992/01/31      17831.27                    12610.79
  1992/02/29      18367.08                    12774.73
  1992/03/31      17484.58                    12525.62
  1992/04/30      17043.32                    12893.87
  1992/05/31      17311.23                    12957.05
  1992/06/30      16373.57                    12763.99
  1992/07/31      17531.85                    13286.04
  1992/08/31      16223.86                    13013.68
  1992/09/30      17397.90                    13167.24
  1992/10/31      18800.45                    13213.32
  1992/11/30      20439.38                    13663.90
  1992/12/31      20825.48                    13831.96
  1993/01/31      21897.09                    13948.15
  1993/02/28      21763.14                    14137.85
  1993/03/31      22228.03                    14436.15
  1993/04/30      21853.95                    14086.80
  1993/05/31      24318.74                    14464.33
  1993/06/30      25573.39                    14506.27
  1993/07/31      24799.25                    14448.25
  1993/08/31      26472.11                    14995.84
  1993/09/30      27006.00                    14880.37
  1993/10/31      26943.71                    15188.39
  1993/11/30      26276.35                    15044.10
  1993/12/31      27641.83                    15226.14
  1994/01/31      28605.03                    15743.82
  1994/02/28      28986.30                    15317.17
  1994/03/31      25875.96                    14649.34
  1994/04/30      26009.83                    14836.85
  1994/05/31      23406.82                    15080.17
  1994/06/30      21352.87                    14710.71
  1994/07/31      22400.18                    15193.22
  1994/08/31      24830.34                    15816.14
  1994/09/30      25958.99                    15428.65
  1994/10/31      27555.38                    15775.79
  1994/11/30      26924.96                    15201.24
  1994/12/31      27748.57                    15426.67
  1995/01/31      27291.01                    15826.69
  1995/02/28      29558.48                    16443.45
  1995/03/31      31246.37                    16928.70
  1995/04/30      32222.50                    17427.25
  1995/05/31      33096.96                    18123.82
  1995/06/30      36025.35                    18544.83
  1995/07/31      38201.31                    19159.78
  1995/08/31      38465.68                    19207.87
  1995/09/30      40051.89                    20018.44
  1995/10/31      40529.79                    19946.98
  1995/11/30      41678.78                    20822.65
  1995/12/31      40586.23                    21223.69
  1996/01/31      39029.62                    21946.15
  1996/02/29      41433.20                    22149.59
  1996/03/31      40380.20                    22362.89
  1996/04/30      44445.42                    22692.52
  1996/05/31      45995.15                    23277.76
  1996/06/30      43700.13                    23366.44
  1996/07/31      40340.40                    22334.12
  1996/08/31      41180.33                    22805.14
  1996/09/30      46563.00                    24088.62
  1996/10/31      46728.62                    24752.98
  1996/11/30      50431.42                    26624.06
  1996/12/31      49419.82                    26096.63
  1997/01/31      53386.38                    27727.15
  1997/02/28      48122.58                    27944.53
  1997/03/31      45652.84                    26796.29
  1997/04/30      48330.15                    28396.03
  1997/05/31      52422.29                    30124.78
  1997/06/30      52449.04                    31474.37
  1997/07/31      58787.86                    33978.79
  1997/08/31      58507.03                    32075.30
  1997/09/30      60339.13                    33832.06
  1997/10/31      57584.29                    32702.07
  1997/11/30      58854.72                    34215.85
  1997/12/31      56839.71                    34803.33
  1998/01/31      58401.41                    35188.26
  1998/02/28      65208.03                    37726.04
  1998/03/31      70644.49                    39657.99
  1998/04/30      69667.32                    40056.94
  1998/05/31      64224.10                    39368.37
  1998/06/30      72048.73                    40967.51
  1998/07/31      67818.40                    40531.21
  1998/08/31      55423.24                    34671.20
  1998/09/30      67626.11                    36892.24
  1998/10/31      65333.45                    39893.06
  1998/11/30      71457.08                    42310.97
  1998/12/31      82855.35                    44748.93
  1999/01/31      92924.57                    46620.33
  1999/02/28      86443.93                    45171.37
  1999/03/31      90411.05                    46978.68
  1999/04/30      86980.23                    48798.16
  1999/05/31      86933.01                    47646.04
  1999/06/30      98045.58                    50290.39
  1999/07/31      91938.39                    48720.33
  1999/08/31      95976.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990921 142935 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $95,976 - an 859.76% increase on the initial investment
- and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                                 % OF FUND'S NET ASSETS

Microsoft Corp.                   17.2

Siebel Systems, Inc.              7.6

BMC Software, Inc.                6.3

Compuware Corp.                   5.5

Oracle Corp.                      4.8

Automatic Data Processing, Inc.   3.9

First Data Corp.                  3.3

Yahoo!, Inc.                      3.2

Computer Associates               2.8
International, Inc.

America Online, Inc.              2.6

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Computer Services & Software 87.1%
Computers &
Office Equipment 2.3%
Broadcasting 0.9%
Communications Equipment 0.8%
Services 0.4%
All Others 8.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 8.5
Row: 1, Col: 2, Value: 0.4
Row: 1, Col: 3, Value: 0.8
Row: 1, Col: 4, Value: 0.9
Row: 1, Col: 5, Value: 2.3
Row: 1, Col: 6, Value: 87.09999999999999

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of John Porter) (photograph of Dylan Yolles)

NOTE TO SHAREHOLDERS: On September 1, 1999, after the period covered by this report, Dylan Yolles (right) became Portfolio Manager of Fidelity Select Software and Computer Services Portfolio. The following is an interview with John Porter, who managed the fund during the period covered by this report, with additional comments from Dylan Yolles.

Q. HOW DID THE FUND PERFORM, JOHN?

J.P. For the six- and 12-month periods ending August 31, 1999, the fund returned 11.04% and 73.18%, respectively. By comparison, the Standard & Poor's 500 Index returned 7.32% and 39.82% for the same time periods. The fund also compares itself to the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% over the same six- and 12-month periods.

Q. WHY DID THE FUND'S PERFORMANCE LAG THAT OF THE GOLDMAN SACHS INDEX?

J.P. The fund invests primarily in a much narrower range of generally less cyclical computer services and software stocks than those in the broadly based Goldman Sachs Technology Index. During prolonged periods of extraordinary returns - positive or negative - such as we've seen during the past several years, the fund generally produces a more modest return.

Q. WHICH STOCKS STOOD OUT IN THIS ENVIRONMENT?

J.P. Microsoft, the fund's number-one holding, continued to post stellar earnings, and its stock performed well. Siebel Systems, another good performer, was one of the fastest-growing software companies around, posting earnings above expectations. Investor concerns about the company's possible slowdown because of Y2K issues abated during the period, helping Siebel's valuation. BMC Software enjoyed good earnings growth and investors grew more comfortable about the company's recent acquisitions. VeriSign also had strong earnings and developed new pricing for its key products, offering the prospect of even better growth for this company. Investors also recognized that VeriSign could be a key beneficiary of growing e-commerce activity over the Internet. America Online continued to enjoy terrific growth, adding to its expanding membership base.

Q. WHAT ABOUT DISAPPOINTMENTS?

J.P. Oracle, which started out well in early 1999, had a very disappointing six months. Its stock was volatile and business appeared to slow toward the end of the period. Network Associates missed its earnings targets, due in part to how Y2K budget demands shifted spending from some of its products. In addition, the company's new security product that launched this year didn't do as well as expected. Aspect Development, which develops and markets enterprise software designed to help manufacturers improve product development, had a problem earlier this year when it lost a few of its most important contracts. The company also suffered from slower-than-planned sales-force growth and experienced some transition issues in key management positions.

Q. DYLAN, WHERE DO YOU SEE GOOD OPPORTUNITIES?

D.Y. I think that the Internet is creating tremendous growth opportunities for many software companies. In general, most enterprises will need to rebuild much of their software infrastructure over the next few years to prepare for the amount of business which will be conducted on the Internet, and many areas of software - including infrastructure, database and enterprise applications - could benefit from this trend. There are a number of areas that have experienced extremely fast growth. For example, within the enterprise software area, customer relationship-management software is finding a growing number of companies interested in developing more effective ways to engage their customers. This software is designed to help those companies come up with better ways of reaching their customers via the Internet, while enabling their customers to use the Internet to reach them.

Q. WHAT'S YOUR OUTLOOK, DYLAN?

D.Y. Overall, I believe that the software industry will continue to grow and that there will be good investment opportunities within the industry. My goal is to identify software companies that are market leaders, forging new growth opportunities that may not yet be fully recognized by the market. In addition, I think it's important to look for early-warning signs that could indicate when a software company's growth is slowing. In general, it's much more challenging than other more conservative areas of the equity markets, but the potential reward is commensurate with the risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985


FUND NUMBER: 028

TRADING SYMBOL: FSCSX

SIZE: as of August 31, 1999, more than $729 million

MANAGER: Dylan Yolles, since September, 1999;
manager, Fidelity Select Chemicals Portfolio,
January-August, 1999; research analyst,
commodities, diversified chemicals, gaming
and lodging, 1997-present; joined Fidelity in
1997

SOFTWARE AND COMPUTER SERVICES PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 91.9%

                                 SHARES                     VALUE (NOTE 1)

BROADCASTING - 0.9%

MediaOne Group, Inc.              100,000                   $ 6,575,000

COMMUNICATIONS EQUIPMENT - 0.8%

Cisco Systems, Inc. (a)           60,000                     4,068,750

Nokia AB sponsored ADR            25,000                     2,084,375

                                                             6,153,125

COMPUTER SERVICES & SOFTWARE
- 87.1%

Affiliated Computer Services,     150,000                    6,412,500
Inc.  Class A (a)

Amazon.com, Inc. (a)              44,000                     5,472,500

America Online, Inc. (a)          205,000                    18,719,063

Ariba, Inc.                       15,400                     2,140,600

Aspect Development, Inc. (a)      355,000                    5,569,063

At Home Corp. Series A (a)        256,676                    10,299,125

Automatic Data Processing,        728,900                    28,654,881
Inc.

Axent Technolgies, Inc. (a)       200,000                    2,525,000

BMC Software, Inc. (a)            855,225                    46,021,795

BroadVision, Inc. (a)             15,000                     1,493,438

Cambridge Technology              30,000                     410,625
Partners, Inc. (a)

Ceridian Corp. (a)                179,400                    5,023,200

Check Point Software              40,000                     3,085,000
Technologies Ltd. (a)

Citrix Systems, Inc. (a)          95,000                     5,415,000

Clarify, Inc. (a)                 110,000                    4,840,000

CMGI, Inc. (a)                    79,000                     6,631,063

CNET, Inc. (a)                    93,000                     3,493,313

Computer Associates               364,250                    20,580,125
International, Inc.

Computer Sciences Corp. (a)       165,000                    11,415,938

Computron Software, Inc. (a)      111                        76

Compuware Corp. (a)               1,327,300                  40,067,869

DST Systems, Inc. (a)             100,000                    6,650,000

eBay, Inc.                        30,000                     3,766,875

Electronic Data Systems Corp.     329,100                    18,470,738

Equifax, Inc.                     175,000                    5,337,500

Exodus Communications, Inc.       90,000                     7,233,750
(a)

First Data Corp.                  555,000                    24,420,000

Fiserv, Inc. (a)                  67,500                     2,079,844

Galileo International, Inc.       120,000                    5,820,000

i2 Technologies, Inc. (a)         175,800                    5,581,650

IMS Health, Inc.                  250,000                    6,906,250

Industri-Matematik                378,400                    626,725
International Corp. (a)

Informatica Corp. (a)             20,000                     1,122,500

Informix Corp. (a)                150,000                    1,092,188

Infoseek Corp. (a)                25,000                     760,938

Inktomi Corp. (a)                 31,000                     3,514,625

International Business            100,000                    12,456,250
Machines Corp.

International Integration,        50,000                     1,150,000
Inc. (a)



                                 SHARES                     VALUE (NOTE 1)

Intuit, Inc. (a)                  71,100                    $ 6,367,894

ISS Group, Inc. (a)               70,000                     1,728,125

J.D. Edwards & Co. (a)            100,000                    1,837,500

Keane, Inc. (a)                   30,000                     650,625

Lycos, Inc. (a)                   40,000                     1,625,000

Microsoft Corp. (a)               1,354,000                  125,329,618

MindSpring Enterprises, Inc.      30,000                     875,625
(a)

Network Solutions, Inc. Class     14,000                     806,750
A (a)

Networks Associates, Inc. (a)     120,000                    2,025,000

New Era of Networks, Inc. (a)     80,000                     1,340,000

Oracle Corp. (a)                  950,900                    34,707,850

Pervasive Software, Inc. (a)      100,000                    2,125,000

Policy Management Systems         78,400                     2,396,100
Corp. (a)

RealNetworks, Inc. (a)            60,000                     4,905,000

Sabre Group Holdings, Inc.        90,000                     5,040,000
Class A (a)

SalesLogix Corp. (a)              20,000                     360,000

Security Dynamics                 10,000                     236,250
Technologies, Inc. (a)

Siebel Systems, Inc. (a)          806,125                    55,370,711

SunGard Data Systems, Inc. (a)    90,200                     2,255,000

Technology Solutions, Inc. (a)    100,000                    1,200,000

TSI International Software        40,000                     760,000
Ltd. (a)

Tumbleweed Communications         113,000                    2,175,250
Corp. (a)

VeriSign, Inc. (a)                100,200                    10,852,913

Veritas Software Corp. (a)        100,000                    5,925,000

Vignette Corp. (a)                22,200                     1,505,438

WatchGuard Technologies, Inc.     200,400                    2,705,400

Whittman-Hart, Inc. (a)           40,000                     1,052,500

Yahoo!, Inc. (a)                  158,000                    23,305,000

                                                             634,723,556

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Compaq Computer Corp.             10,000                     231,875

Gateway, Inc. (a)                 27,800                     2,694,863

Sun Microsystems, Inc. (a)        160,000                    12,720,000

Tech Data Corp. (a)               34,600                     1,282,363

                                                             16,929,101

ELECTRONICS - 0.0%

Intel Corp.                       2,000                      164,375

SECURITIES INDUSTRY - 0.4%

E*Trade Group, Inc. (a)           110,000                    2,750,000

SERVICES - 0.4%

Computer Horizons Corp. (a)       61,300                     796,900

Diamond Technology Partners,      40,000                     1,325,000
Inc.  Class A (a)

Gartner Group, Inc. Class B       32,550                     667,275
(a)

                                                             2,789,175

TOTAL COMMON STOCKS                                          670,084,332
(Cost $420,389,264)

CASH EQUIVALENTS - 13.0%

                                 SHARES                     VALUE (NOTE 1)

Central Cash Collateral Fund,     31,657,094                $ 31,657,094
5.26% (b)

Taxable Central Cash Fund,        63,221,819                 63,221,819
5.20% (b)

TOTAL CASH EQUIVALENTS                                       94,878,913
(Cost $94,878,913)

TOTAL INVESTMENT PORTFOLIO -                                 764,963,245
104.9%
(Cost $515,268,177)

NET OTHER ASSETS - (4.9%)                                    (35,845,370)

TOTAL NET ASSETS - 100%                                     $ 729,117,875

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $183,602,374 and $234,876,420, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,738 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $31,487,001. The fund received cash collateral of $31,657,094 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $517,604,257. Net unrealized appreciation aggregated $247,358,988, of which $278,163,245 related to appreciated investment securities and $30,804,257 related to depreciated investment securities.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 764,963,245
value  (cost $515,268,177) -
 See accompanying schedule

Cash                                         456,675

Receivable for investments                   6,076,392
sold

Receivable for fund shares                   1,196,401
sold

Dividends receivable                         82,775

Interest receivable                          243,946

Redemption fees receivable                   5,199

Other receivables                            586,478

 TOTAL ASSETS                                773,611,111

LIABILITIES

Payable for investments        $ 8,879,987
purchased

Payable for fund shares         3,256,180
redeemed

Accrued management fee          340,997

Other payables and accrued      358,978
expenses

Collateral on securities        31,657,094
loaned,  at value

 TOTAL LIABILITIES                           44,493,236

NET ASSETS                                  $ 729,117,875

Net Assets consist of:

Paid in capital                             $ 441,422,718

Accumulated net investment                   (2,102,110)
loss

Accumulated undistributed net                40,102,460
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  249,694,807
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,956,856                  $ 729,117,875
shares outstanding

NET ASSET VALUE and                          $60.98
redemption price per share
($729,117,875 (divided by)
11,956,856 shares)

Maximum offering price per                   $62.87
share (100/97.00 of $60.98)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 290,103
Dividends

Interest                                       1,382,312

Security lending                               336,566

 TOTAL INCOME                                  2,008,981

EXPENSES

Management fee                   $ 2,025,113

Transfer agent fees               1,758,174

Accounting and security           248,081
lending fees

Non-interested trustees'          1,150
compensation

Custodian fees and expenses       14,888

Registration fees                 53,598

Audit                             11,991

Legal                             2,281

 Total expenses before            4,115,276
reductions

 Expense reductions               (4,185)      4,111,091

NET INVESTMENT INCOME (LOSS)                   (2,102,110)

REALIZED AND UNREALIZED GAIN                   42,800,766
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            27,121,455

 Assets and liabilities in        (261)        27,121,194
foreign currencies

NET GAIN (LOSS)                                69,921,960

NET INCREASE (DECREASE) IN                    $ 67,819,850
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 933,948
charges paid to FDC

 Sales charges - Retained by                  $ 931,501
FDC

 Deferred sales charges                       $ 3,248
withheld   by FDC

 Exchange fees withheld by FSC                $ 16,950

 Expense reductions  Directed                 $ 2,454
brokerage arrangements

  Custodian credits                            1,345

  Transfer agent credits                       386

                                              $ 4,185

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (2,102,110)                $ (4,709,221)
income (loss)

 Net realized gain (loss)         42,800,766                   46,870,113

 Change in net unrealized         27,121,194                   110,443,885
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       67,819,850                   152,604,777
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (27,222,764)                 (15,509,477)
from net realized gains

Share transactions Net            181,085,673                  512,689,909
proceeds from sales of shares

 Reinvestment of distributions    26,224,199                   15,022,690

 Cost of shares redeemed          (210,103,290)                (478,286,707)

 NET INCREASE (DECREASE) IN       (2,793,418)                  49,425,892
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  462,207                      963,911

  TOTAL INCREASE (DECREASE)       38,265,875                   187,485,103
IN NET ASSETS

NET ASSETS

 Beginning of period              690,852,000                  503,366,897

 End of period (including        $ 729,117,875                $ 690,852,000
accumulated net investment
loss of $2,102,110 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,075,720                    10,599,999

 Issued in reinvestment of        450,668                      314,660
distributions

 Redeemed                         (3,670,167)                  (10,186,951)

 Net increase (decrease)          (143,779)                    727,708


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 57.09                      $ 44.26                   $ 38.58    $ 36.20    $ 29.07
period

Income from Investment
Operations

Net investment income (loss) D    (.18)                        (.39)                     (.33)      (.25)      (.19)

Net realized and unrealized       6.33                         14.46                     12.57      5.87       11.85
gain (loss)

Total from investment             6.15                         14.07                     12.24      5.62       11.66
operations

Less Distributions

From net realized gain            (2.30)                       (1.32)                    (6.61)     (3.31)     (4.60)

Redemption fees added to paid     .04                          .08                       .05        .07        .07
in capital

Net asset value, end of period   $ 60.98                      $ 57.09                   $ 44.26    $ 38.58    $ 36.20

TOTAL RETURN B, C                 11.04%                       32.57%                    35.50%     16.14%     40.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 729,118                    $ 690,852                 $ 503,367  $ 389,699  $ 337,633
(000 omitted)

Ratio of expenses to average      1.16% A                      1.28%                     1.44%      1.54%      1.48%
net assets

Ratio of expenses to average      1.16% A                      1.27% E                   1.42% E    1.51% E    1.47% E
net assets after  expense
reductions

Ratio of net investment           (.59)% A                     (.82)%                    (.81)%     (.66)%     (.54)%
income (loss) to average net
assets

Portfolio turnover rate           56% A                        72%                       145%       279%       183%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 28.89
period

Income from Investment
Operations

Net investment income (loss) D    (.26)

Net realized and unrealized       .67
gain (loss)

Total from investment             .41
operations

Less Distributions

From net realized gain            (.33)

Redemption fees added to paid     .10
in capital

Net asset value, end of period   $ 29.07

TOTAL RETURN B, C                 1.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 236,445
(000 omitted)

Ratio of expenses to average      1.52%
net assets

Ratio of expenses to average      1.50% E
net assets after  expense
reductions

Ratio of net investment           (1.01)%
income (loss) to average net
assets

Portfolio turnover rate           164%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE  FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29


TECHNOLOGY PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TECHNOLOGY               36.44%         145.29%      372.76%       1,189.53%

SELECT TECHNOLOGY (LOAD ADJ.)   32.27%         137.86%      358.51%       1,150.77%

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Technology                   28.97%         109.92%      n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TECHNOLOGY               145.29%      36.44%        29.13%

SELECT TECHNOLOGY  (LOAD ADJ.)  137.86%      35.60%        28.74%

S&P 500                         39.82%       25.11%        17.10%

GS Technology                   109.92%      n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TECHNOLOGY                  S&P 500
             00064                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9931.81                     9959.00
  1989/10/31       9859.69                     9727.95
  1989/11/30       9885.45                     9926.40
  1989/12/31      10003.93                    10164.64
  1990/01/31       9797.88                     9482.59
  1990/02/28      10349.07                     9604.91
  1990/03/31      10833.30                     9859.44
  1990/04/30      10343.92                     9612.96
  1990/05/31      11678.12                    10550.22
  1990/06/30      11781.15                    10478.48
  1990/07/31      11152.68                    10444.95
  1990/08/31       9633.03                     9500.72
  1990/09/30       8813.97                     9038.04
  1990/10/31       9066.38                     8999.18
  1990/11/30      10426.34                     9580.52
  1990/12/31      11054.81                     9847.82
  1991/01/31      12919.60                    10277.18
  1991/02/28      13573.82                    11012.00
  1991/03/31      14660.75                    11278.49
  1991/04/30      13939.56                    11305.56
  1991/05/31      14712.27                    11793.96
  1991/06/30      13285.01                    11253.80
  1991/07/31      14755.94                    11778.23
  1991/08/31      15481.05                    12057.37
  1991/09/30      15558.74                    11856.01
  1991/10/31      15978.27                    12014.88
  1991/11/30      15455.15                    11530.68
  1991/12/31      17573.98                    12849.79
  1992/01/31      18242.33                    12610.79
  1992/02/29      18527.28                    12774.73
  1992/03/31      17055.88                    12525.62
  1992/04/30      16807.19                    12893.87
  1992/05/31      16972.98                    12957.05
  1992/06/30      15759.57                    12763.99
  1992/07/31      16562.53                    13286.04
  1992/08/31      15714.33                    13013.68
  1992/09/30      16483.36                    13167.24
  1992/10/31      17455.97                    13213.32
  1992/11/30      18869.63                    13663.90
  1992/12/31      19107.13                    13831.96
  1993/01/31      19689.56                    13948.15
  1993/02/28      19576.47                    14137.85
  1993/03/31      19830.93                    14436.15
  1993/04/30      19774.07                    14086.80
  1993/05/31      21768.99                    14464.33
  1993/06/30      22832.11                    14506.27
  1993/07/31      22225.50                    14448.25
  1993/08/31      23413.70                    14995.84
  1993/09/30      23776.41                    14880.37
  1993/10/31      23307.39                    15188.39
  1993/11/30      23082.25                    15044.10
  1993/12/31      24581.34                    15226.14
  1994/01/31      25818.98                    15743.82
  1994/02/28      26548.86                    15317.17
  1994/03/31      25653.96                    14649.34
  1994/04/30      25137.26                    14836.85
  1994/05/31      25176.89                    15080.17
  1994/06/30      23043.59                    14710.71
  1994/07/31      23935.22                    15193.22
  1994/08/31      26458.19                    15816.14
  1994/09/30      26326.10                    15428.65
  1994/10/31      27310.19                    15775.79
  1994/11/30      26933.72                    15201.24
  1994/12/31      27316.79                    15426.67
  1995/01/31      26253.44                    15826.69
  1995/02/28      27772.51                    16443.45
  1995/03/31      29463.30                    16928.70
  1995/04/30      31683.98                    17427.25
  1995/05/31      32909.67                    18123.82
  1995/06/30      35967.07                    18544.83
  1995/07/31      39603.27                    19159.78
  1995/08/31      40828.96                    19207.87
  1995/09/30      42708.34                    20018.44
  1995/10/31      42068.26                    19946.98
  1995/11/30      41850.36                    20822.65
  1995/12/31      39283.42                    21223.69
  1996/01/31      39681.53                    21946.15
  1996/02/29      41855.86                    22149.59
  1996/03/31      38617.34                    22362.89
  1996/04/30      41942.95                    22692.52
  1996/05/31      43080.51                    23277.76
  1996/06/30      40016.05                    23366.44
  1996/07/31      35744.37                    22334.12
  1996/08/31      37129.57                    22805.14
  1996/09/30      41888.78                    24088.62
  1996/10/31      41586.97                    24752.98
  1996/11/30      46717.63                    26624.06
  1996/12/31      45497.34                    26096.63
  1997/01/31      50882.17                    27727.15
  1997/02/28      47147.93                    27944.53
  1997/03/31      44026.52                    26796.29
  1997/04/30      46592.80                    28396.03
  1997/05/31      51545.29                    30124.78
  1997/06/30      52494.43                    31474.37
  1997/07/31      58508.83                    33978.79
  1997/08/31      60144.00                    32075.30
  1997/09/30      62568.55                    33832.06
  1997/10/31      53687.92                    32702.07
  1997/11/30      52748.17                    34215.85
  1997/12/31      50196.52                    34803.33
  1998/01/31      52923.63                    35188.26
  1998/02/28      58898.88                    37726.04
  1998/03/31      59109.51                    39657.99
  1998/04/30      61526.21                    40056.94
  1998/05/31      56903.43                    39368.37
  1998/06/30      61637.07                    40967.51
  1998/07/31      61803.36                    40531.21
  1998/08/31      50994.70                    34671.20
  1998/09/30      59896.60                    36892.24
  1998/10/31      64685.67                    39893.06
  1998/11/30      74884.61                    42310.97
  1998/12/31      87422.65                    44748.93
  1999/01/31     102565.86                    46620.33
  1999/02/28      91679.60                    45171.37
  1999/03/31     103707.70                    46978.68
  1999/04/30     106357.77                    48798.16
  1999/05/31     103847.03                    47646.04
  1999/06/30     119119.73                    50290.39
  1999/07/31     116976.41                    48720.33
  1999/08/31     125077.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 115652 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $125,077 - a 1,150.77% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Microsoft Corp.               10.2

Cisco Systems, Inc.           7.7

Intel Corp.                   5.4

Motorola, Inc.                4.8

Lucent Technologies, Inc.     4.3

Micron Technology, Inc.       4.0

Analog Devices, Inc.          3.0

Altera Corp.                  2.8

Dell Computer Corp.           2.3

QLogic Corp.                  2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Electronics 37.0%
Computer Services
& Software 20.9%
Communications Equipment 15.2%
Computers &
Office Equipment 12.0%
Electrical Equipment 2.4%
All Others 12.5%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 22.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 9.4
Row: 1, Col: 4, Value: 18.5
Row: 1, Col: 5, Value: 22.7
Row: 1, Col: 6, Value: 22.7

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TECHNOLOGY PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Andrew Kaplan)

Andrew Kaplan,
Portfolio Manager
of Fidelity Select
Technology Portfolio

Q. HOW DID THE FUND PERFORM, ANDY?

A. Quite well. For the six- and 12-month periods that ended August 31, 1999, the fund had total returns of 36.44% and 145.29%, respectively. During those same periods, the Standard & Poor's 500 Index posted returns of 7.32% and 39.82%, respectively. The fund also outpaced the Goldman Sachs Technology Index - an index of 190 stocks designed to measure the performance of companies in the technology sector - which returned 28.97% and 109.92% for those same periods.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S SOUND PERFORMANCE VERSUS THE GOLDMAN SACHS INDEX?

A. Strong stock selection and favorable industry weightings - specifically, the fund's underweighting in computer hardware firms and overweighting in semiconductor stocks - gave it an advantage over the Goldman Sachs index. The fund's healthy exposure to networking firms that provide infrastructure to the Internet, such as Cisco Systems, also helped returns. A modest overweighting in Internet stocks such as America Online and eBay during the first half of the period proved beneficial, although I did cut back on these positions as they hit their valuation targets in the early spring. The fund no longer held eBay at the end of the period.

Q. WHAT'S BEHIND THE FALL OFF IN THE COMPUTER HARDWARE SECTOR?

A. Computer hardware stocks have been hurt by the emergence of the low-price, or free, personal computer phenomenon. Demand for personal computers rebounded strongly, fueled by falling prices, which set the stage for fierce competitive battles among suppliers. It became increasingly difficult for even the best companies to show growth and margin improvement. Of course, firms like Microsoft and Intel undoubtedly benefited from this phenomenon, as a lack of pricing pressure enabled these firms to simply tag along for the ride. Basic arithmetic reveals that as the number of PC shipments rise, the number of operating systems and chips found in every box rise in unison. Every additional box that goes out the door directly helps the bottom lines of these industry leaders.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE SIX-MONTH PERIOD?

A. I broadened the fund's investment portfolio to include a number of emerging companies, the likes of Brocade Communications and Juniper Networks, each of which added meaningfully to relative performance. As we move toward an Internet-based economy, new emerging technology providers create niches that could enable them to become, perhaps, the new giants.

Q. WHICH HOLDINGS CONTRIBUTED TO PERFORMANCE?

A. Intel, a dominant supplier of chips for personal computers, rallied late in the period as the low-priced PC took center stage in the marketplace, effectively ending a long period of excess supply. Motorola benefited doubly from the semiconductor rally and from a sharp recovery in its mobile handset business. Cisco Systems remained one of the brightest stars in the technology sector and helped sustain the fund's upward climb during the period. Bullish investors continued to bid up the stock, as it became increasingly clear to them the inherent value of infrastructure to the development of the Internet.

Q. WHICH HOLDINGS DETRACTED?

A. At Home, a provider of Internet services over cable lines, and Critical Path, which specializes in business-to-business Internet messaging solutions, fell sharply amid the Internet stock correction of the late spring and early summer. Cadence Design Systems, a leading electronic design firm, and Newbridge Networks, a provider of networking solutions, also faltered during the period, negatively influencing fund performance. The fund no longer held At Home and Critical Path at the end of the period.

Q. WHAT'S YOUR OUTLOOK?

A. In terms of the economy, the domestic outlook looks favorable and the conditions in Asia have improved significantly over past six months. While still a small percentage of overall technology spending, Asia remains a meaningful part of the growth equation. A sustained recovery there spells good things for the sector over the next several years. As time goes on, I will consider further concentrating the fund's Internet positions in advertising, and away from connectivity and electronic commerce. In telecommunications, I may shift the fund's investments to data networking firms. Many of the best companies from the traditional telecom world are moving into data networking, especially into the Internet. To the extent that they're successful at doing this, they may become important parts of the portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 14, 1981

FUND NUMBER: 064

TRADING SYMBOL: FSPTX

SIZE: as of August 31, 1999, more
than $2.3 billion

MANAGER: Andrew Kaplan, since 1998;
manager, Fidelity Select Developing
Communications Portfolio, since 1998;
Fidelity Select Electronics Portfolio,
1996-1998; joined Fidelity in 1995

TECHNOLOGY PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 92.7%

                                 SHARES                        VALUE (NOTE 1)

ADVERTISING - 2.1%

DoubleClick, Inc. (a)             480,000                      $ 47,940,000

BROADCASTING - 0.3%

Cox Communications, Inc.          200,000                       7,437,500
Class A (a)

Insight Communications, Inc.      3,300                         89,925

                                                                7,527,425

COMMUNICATIONS EQUIPMENT -
15.2%

ADC Telecommunications, Inc.      202,700                       7,512,569
(a)

Cabletron Systems, Inc. (a)       500,000                       8,406,250

Cisco Systems, Inc. (a)           2,610,450                     177,021,141

Efficient Networks, Inc.          1,000                         46,938

Jabil Circuit, Inc. (a)           460,000                       20,613,750

Lucent Technologies, Inc.         1,527,205                     97,836,570

Newbridge Networks Corp. (a)      272,900                       7,496,750

Nokia AB sponsored ADR            357,000                       29,764,875

Paradyne Networks, Inc.           800                           35,250

                                                                348,734,093

COMPUTER SERVICES & SOFTWARE
- 20.9%

Accrue Software, Inc.             900                           13,163

Active Software, Inc. (a)         1,100                         19,113

Agile Software Corp. (a)          400                           19,900

America Online, Inc. (a)          1,800                         164,363

Ariba, Inc.                       1,100                         152,900

Art Technology Group, Inc.        1,200                         24,000

At Plan, Inc.                     200                           2,050

Audible, Inc.                     2,700                         30,038

Automatic Data Processing,        100,400                       3,946,975
Inc.

Autoweb.Com, Inc.                 1,000                         9,219

Aware, Inc. (a)                   214,300                       7,179,050

barnesandnoble.com, Inc.          3,000                         51,188
Class A

BMC Software, Inc. (a)            100,000                       5,381,250

BroadVision, Inc. (a)             125,000                       12,445,313

Cadence Design Systems, Inc.      800,000                       10,900,000
(a)

CareInsite, Inc.                  1,700                         81,175

Chemdex Corp.                     2,700                         72,900

China.com Corp.                   200                           8,775

Citrix Systems, Inc. (a)          198,600                       11,320,200

Clarent Corp.                     2,600                         86,450

Commerce One, Inc.                1,100                         49,363

Compuware Corp. (a)               300,000                       9,056,250

Concentric Network Corp. (a)      325,000                       7,129,688

Convergent Communications,        2,000                         24,375
Inc. (a)

CyberSource Corp.                 700                           22,444

Digex, Inc. Class A               2,700                         89,775

DST Systems, Inc. (a)             200,000                       13,300,000

Engage Technologies, Inc.         300,800                       8,723,200

Exodus Communications, Inc.       231,800                       18,630,925
(a)

Fashionmall.com, Inc.             100                           594

High Speed Access Corp.           1,000                         26,250

Inet Technologies, Inc.           800                           24,850



                                 SHARES                        VALUE (NOTE 1)

Interactive Pictures Corp. (a)    1,000                        $ 20,000

International Business            75,000                        9,342,188
Machines Corp.

International Integration,        400,000                       9,200,000
Inc. (a)

Internet Capital Group, Inc.      6,920                         519,000
(a)

Internet.com Corp.                1,100                         16,981

Juno Online Services, Inc. (a)    1,300                         24,619

Legato Systems, Inc. (a)          302,200                       13,013,488

Liberate Technologies             2,500                         65,938

Liquid Audio, Inc. (a)            300                           8,016

Micromuse, Inc. (a)               100,000                       5,712,500

Microsoft Corp. (a)               2,532,080                     234,375,639

Mission Critical Software,        800                           32,500
Inc. (a)

MP3.com, Inc. (a)                 2,800                         95,550

N2H2, Inc.                        600                           5,925

National Information              2,000                         33,000
Consortium, Inc. (a)

NetIQ Corp.                       1,600                         48,000

New Era of Networks, Inc. (a)     100,000                       1,675,000

Oracle Corp. (a)                  100,000                       3,650,000

Orbotech Ltd.                     150,000                       8,015,625

Packeteer, Inc.                   700                           25,813

pcOrder.com, Inc. (a)             102,600                       3,289,613

Persistence Software, Inc.        600                           10,650

Phone.com, Inc.                   700                           82,688

QRS Corp. (a)                     5,850                         281,531

Quest Software, Inc. (a)          1,100                         46,063

RAVISENT Technologies, Inc.       4,600                         73,600
(a)

Red Hat, Inc. (a)                 1,900                         155,563

Redback Networks, Inc.            301,400                       32,400,500

SilverStream Software, Inc.       1,000                         30,125
(a)

Software.com, Inc.                2,100                         95,419

StarMedia Network, Inc. (a)       800                           30,950

Symantec Corp. (a)                194,300                       5,829,000

Synopsys, Inc. (a)                8,100                         453,094

Talk City, Inc. (a)               400                           3,975

Tanning Technology Corp. (a)      1,900                         33,250

TenFold Corp. (a)                 500                           13,656

TIBCO Software, Inc. (a)          2,000                         54,250

Tumbleweed Communications         2,500                         48,125
Corp. (a)

US Interactive, Inc. (a)          2,660                         55,195

Verio, Inc. (a)                   229,400                       8,530,813

Veritas Software Corp. (a)        200,000                       11,850,000

VerticalNet, Inc. (a)             800                           27,600

Viant Corp. (a)                   400                           15,200

Voyager.net, Inc. (a)             3,500                         35,000

WatchGuard Technologies, Inc.     1,200                         16,200

Wink Communications, Inc. (a)     600                           24,600

Yahoo!, Inc. (a)                  150,000                       22,125,000

ZipLink, Inc. (a)                 3,800                         34,913

                                                                480,512,091

COMPUTERS & OFFICE EQUIPMENT
- 12.0%

Advanced Digital Information      80,000                        2,580,000
Corp. (a)

Aironet Wireless                  11,900                        148,750
Communication, Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Ancor Communications, Inc. (a)    389,000                      $ 10,308,500

Comverse Technology, Inc. (a)     657,300                       51,269,400

Creo Products, Inc. (a)           2,600                         57,052

Dell Computer Corp. (a)           1,100,000                     53,693,750

EMC Corp. (a)                     298,000                       17,880,000

Emulex Corp. (a)                  600,000                       41,362,500

Gadzoox Networks, Inc.            800                           72,300

Hewlett-Packard Co.               150,000                       15,806,250

Ingram Micro, Inc. Class A (a)    200,000                       5,050,000

Juniper Networks, Inc.            112,900                       23,144,500

MMC Networks, Inc. (a)            35,000                        1,080,625

Network Appliance, Inc. (a)       285,800                       18,773,488

Safeguard Scientifics, Inc.       53,200                        3,577,700
(a)

SCI Systems, Inc. (a)             402,400                       20,044,550

Sun Microsystems, Inc. (a)        150,000                       11,925,000

                                                                276,774,365

CONSUMER ELECTRONICS - 0.1%

Gemstar International Group       25,000                        1,725,000
Ltd. (a)

DRUGS & PHARMACEUTICALS - 0.0%

Genentech, Inc.                   2,000                         328,500

EDUCATIONAL SERVICES - 0.0%

Scientific Learning Corp. (a)     200                           3,575

ELECTRICAL EQUIPMENT - 2.4%

Ericsson (L.M.) Telefon AB        819,500                       26,684,969
ADR Class B

Koninklijke Philips               87,800                        9,026,938
Electronics NV NY Shares

Powerwave Technologies, Inc.      200,000                       8,487,500
(a)

Scientific-Atlanta, Inc.          200,000                       10,250,000

                                                                54,449,407

ELECTRONIC INSTRUMENTS - 1.9%

KLA-Tencor Corp. (a)              100,000                       6,281,250

Novellus Systems, Inc. (a)        198,100                       10,685,019

Photon Dynamics, Inc. (a)(c)      500,000                       8,250,000

Sawtek, Inc. (a)                  205,000                       6,777,813

Teradyne, Inc. (a)                184,300                       12,543,919

                                                                44,538,001

ELECTRONICS - 37.0%

3Dfx Interactive, Inc. (a)        200,000                       2,225,000

Advanced Micro Devices, Inc.      500,000                       10,343,750
(a)

Altera Corp. (a)                  1,528,600                     64,392,275

Analog Devices, Inc. (a)          1,346,700                     69,355,050

Atmel Corp. (a)                   1,050,000                     41,278,125

Audiovox Corp. Class A (a)        252,700                       3,585,181

Avnet, Inc.                       123,700                       5,473,725

Broadcom Corp. Class A (a)        166,800                       21,475,500



                                 SHARES                        VALUE (NOTE 1)

Brocade Communications            121,300                      $ 22,819,563
Systems, Inc.

Burr-Brown Corp. (a)              230,500                       8,787,813

Cypress Semiconductor Corp.       600,000                       13,875,000
(a)

DII Group, Inc. (a)               200,000                       7,087,500

GlobeSpan, Inc. (a)               600                           36,300

Hadco Corp. (a)                   200,000                       8,312,500

Intel Corp.                       1,500,000                     123,281,250

JDS Uniphase Corp. (a)            156,848                       16,635,691

KEMET Corp. (a)                   725,000                       18,714,063

Linear Technology Corp.           181,000                       11,391,688

LSI Logic Corp. (a)               850,000                       48,237,500

Maxim Integrated Products,        120,000                       8,077,500
Inc. (a)

Micron Technology, Inc. (a)       1,250,000                     93,203,125

MIPS Technologies, Inc. (a)       48,600                        1,664,550

Motorola, Inc.                    1,200,000                     110,700,000

National Semiconductor Corp.      396,400                       11,173,525
(a)

PMC-Sierra, Inc. (a)              60,000                        5,580,000

QLogic Corp. (a)                  605,400                       52,707,638

Rambus, Inc. (a)                  20,600                        1,998,200

RF Micro Devices, Inc. (a)        100,000                       4,393,750

Semtech Corp. (a)                 313,600                       21,971,600

Silicon Storage Technology,       801,400                       12,521,875
Inc. (a)

Solectron Corp. (a)               82,000                        6,416,500

STMicroelectronics NV             50,000                        3,337,500

Unitrode Corp. (a)                300,000                       12,262,500

Xilinx, Inc. (a)                  123,400                       8,630,288

                                                                851,946,025

ENTERTAINMENT - 0.0%

Musicmaker.com, Inc. (a)          2,300                         27,241

Quokka Sports, Inc.               2,000                         17,750

                                                                44,991

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

PRI Automation, Inc. (a)          250,000                       7,156,250

INSURANCE - 0.0%

MIIX Group, Inc.                  300                           5,250

Quotesmith.com, Inc. (a)          800                           8,900

                                                                14,150

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Allscripts, Inc.                  1,500                         19,406

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     50,000                        3,325,000

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

1-800-FLOWERS.COM, Inc. Class     1,600                         28,800
A (a)

CDnow, Inc. (a)                   41,800                        590,425

Drugstore.com, Inc.               1,800                         107,775

Valley Media, Inc. (a)            600                           7,350

                                                                734,350

COMMON STOCKS - CONTINUED

                                 SHARES                        VALUE (NOTE 1)

SECURITIES INDUSTRY - 0.0%

TD Waterhouse Group, Inc. (a)     12,000                       $ 180,750

SERVICES - 0.3%

Diamond Technology Partners,      200,000                       6,625,000
Inc.  Class A (a)

InsWeb Corp.                      1,300                         41,600

iXL Enterprises, Inc. (a)         1,500                         36,938

                                                                6,703,538

TELEPHONE SERVICES - 0.0%

Covad Communications Group,       1,050                         48,431
Inc.

Digital Island, Inc. Delaware     13,000                        245,375

Focal Communications Corp.        2,500                         60,781

JFAX.COM, Inc.                    8,700                         59,813

Net2Phone, Inc. (a)               500                           42,500

Network Plus Corp.                6,500                         104,000

Rhythms NetConnections, Inc.      600                           22,950
(a)

Time Warner Telecom, Inc.         1,200                         32,400

                                                                616,250

TOTAL COMMON STOCKS                                             2,133,273,167
(Cost $1,700,278,376)

CASH EQUIVALENTS - 16.9%



Central Cash Collateral Fund,     111,385,800                   111,385,800
5.26% (b)

Taxable Central Cash Fund,        277,462,647                   277,462,647
5.20% (b)

TOTAL CASH EQUIVALENTS                                          388,848,447
(Cost $388,848,447)

TOTAL INVESTMENT PORTFOLIO -                                    2,522,121,614
109.6%
(Cost $2,089,126,823)

NET OTHER ASSETS - (9.6%)                                        (220,480,941)

NET ASSETS - 100%                                             $ 2,301,640,673

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $3,182,222,591 and $2,751,693,680, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $158,571 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $109,099,544. The fund received cash collateral of $111,385,800 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,390,000. The weighted average interest rate was 5.41%.

Transactions during the period with companies that are or were affiliates are as follows:

                                    PURCHASES             SALES                 DIVIDEND       VALUE
AFFILIATE                           COST                  COST                  INCOME
Photon Dynamics, Inc.               $ 734,377             $ -                   $ -            $ 8,250,000


INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $2,112,307,675. Net unrealized appreciation aggregated $409,813,939, of which $450,951,470 related to appreciated investment securities and $41,137,531 related to depreciated investment securities.

TECHNOLOGY PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                   AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                   $ 2,522,121,614
value  (cost $2,089,126,823)
-  See accompanying schedule

Receivable for investments                      60,090,388
sold

Receivable for fund shares                      13,736,913
sold

Dividends receivable                            136,500

Interest receivable                             880,322

Redemption fees receivable                      16,198

Other receivables                               517,299

 TOTAL ASSETS                                   2,597,499,234

LIABILITIES

Payable for investments         $ 175,170,735
purchased

Payable for fund shares          7,273,982
redeemed

Accrued management fee           1,034,026

Other payables and  accrued      994,018
expenses

Collateral on securities         111,385,800
loaned,  at value

 TOTAL LIABILITIES                              295,858,561

NET ASSETS                                     $ 2,301,640,673

Net Assets consist of:

Paid in capital                                $ 1,580,891,356

Accumulated net investment                      (1,077,051)
loss

Accumulated undistributed net                   288,831,577
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                     432,994,791
(depreciation) on investments

NET ASSETS, for 22,536,336                     $ 2,301,640,673
shares outstanding

NET ASSET VALUE and                             $102.13
redemption price per share
($2,301,640,673 (divided by)
22,536,336 shares)

Maximum offering price per                      $105.29
share (100/97.00 of $102.13)

STATEMENT OF OPERATIONS
                               SIX MONTHS ENDED AUGUST 31,
                                          1999 (UNAUDITED)

INVESTMENT INCOME                              $ 1,812,729
Dividends

 Special dividend from                          1,823,201
Koninklijke    Philips
Electronics NV ADR

Interest                                        4,276,879

Security lending                                953,849

 TOTAL INCOME                                   8,866,658

EXPENSES

Management fee                   $ 5,280,212

Transfer agent fees               3,931,098

Accounting and security           560,455
lending fees

Non-interested trustees'          3,389
compensation

Custodian fees and expenses       42,480

Registration fees                 256,614

Audit                             18,137

Legal                             2,388

Interest                          810

 Total expenses before            10,095,583
reductions

 Expense reductions               (151,874)     9,943,709

NET INVESTMENT INCOME (LOSS)                    (1,077,051)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            300,918,314

 Foreign currency transactions    (14,666)      300,903,648

Change in net unrealized                        229,599,268
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                 530,502,916

NET INCREASE (DECREASE) IN                     $ 529,425,865
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 7,549,394
charges paid to FDC

 Sales charges - Retained by                   $ 7,536,592
FDC

 Deferred sales charges                        $ 13,721
withheld   by FDC

 Exchange fees withheld by FSC                 $ 31,658

 Expense reductions  Directed                  $ 140,552
brokerage arrangements

  Custodian credits                             6,677

  Transfer agent credits                        4,645

                                               $ 151,874

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (1,077,051)                $ (4,097,480)
income (loss)

 Net realized gain (loss)         300,903,648                  215,485,901

 Change in net unrealized         229,599,268                  122,793,603
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       529,425,865                  334,182,024
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (152,669,414)                -
from net realized gains

Share transactions Net            966,645,704                  1,006,339,152
proceeds from sales of shares

 Reinvestment of distributions    147,207,437                  -

 Cost of shares redeemed          (557,181,062)                (666,801,634)

 NET INCREASE (DECREASE) IN       556,672,079                  339,537,518
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  1,064,632                    1,503,543

  TOTAL INCREASE (DECREASE)       934,493,162                  675,223,085
IN NET ASSETS

NET ASSETS

 Beginning of period              1,367,147,511                691,924,426

 End of period (including        $ 2,301,640,673              $ 1,367,147,511
accumulated net investment
loss of $1,077,051 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             10,454,091                   14,223,107

 Issued in reinvestment of        1,717,899                    -
distributions

 Redeemed                         (6,167,386)                  (10,714,156)

 Net increase (decrease)          6,004,604                    3,508,951


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 82.70                      $ 53.13                   $ 57.70    $ 54.67    $ 42.05
period

Income from Investment
Operations

Net investment income (loss) D    (.05) E                      (.34)                     (.25)      (.39)      (.28)

Net realized and unrealized       28.41                        29.79                     11.29      6.95       20.83
gain (loss)

Total from investment             28.36                        29.45                     11.04      6.56       20.55
operations

Less Distributions

From net realized gain            (8.98)                       -                         (12.39)    (3.68)     (8.05)

In excess of net realized gain    -                            -                         (3.30)     -          -

Total distributions               (8.98)                       -                         (15.69)    (3.68)     (8.05)

Redemption fees added to paid     .05                          .12                       .08        .15        .12
in capital

Net asset value, end of period   $ 102.13                     $ 82.70                   $ 53.13    $ 57.70    $ 54.67

TOTAL RETURN B, C                 36.44%                       55.66%                    24.92%     12.64%     50.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,301,641                  $ 1,367,148               $ 691,924  $ 478,444  $ 483,026
(000 omitted)

Ratio of expenses to average      1.10% A                      1.24%                     1.38%      1.49%      1.40%
net assets

Ratio of expenses to average      1.08% A, F                   1.20% F                   1.30% F    1.44% F    1.39% F
net assets after  expense
reductions

Ratio of net investment           (.12)% A                     (.54)%                    (.45)%     (.72)%     (.52)%
income (loss) to average net
assets

Portfolio turnover rate           331% A                       339%                      556%       549%       112%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 41.83
period

Income from Investment
Operations

Net investment income (loss) D    (.39)

Net realized and unrealized       1.95
gain (loss)

Total from investment             1.56
operations

Less Distributions

From net realized gain            (1.50)

In excess of net realized gain    -

Total distributions               (1.50)

Redemption fees added to paid     .16
in capital

Net asset value, end of period   $ 42.05

TOTAL RETURN B, C                 4.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 229,761
(000 omitted)

Ratio of expenses to average      1.57%
net assets

Ratio of expenses to average      1.56% F
net assets after  expense
reductions

Ratio of net investment           (.98)%
income (loss) to average net
assets

Portfolio turnover rate           102%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM
KONINKLIJKE PHILIPS ELECTRONICS NV ADR WHICH AMOUNTED  TO $.09 PER SHARE F FMR OR THE FUND HAS
ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE
FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29



NATURAL GAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT NATURAL GAS              49.45%         59.39%       79.01%        71.42%

SELECT NATURAL GAS (LOAD ADJ.)  44.90%         54.54%       73.57%        66.21%

S&P 500                         7.32%          39.82%       206.52%       241.61%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SELECT NATURAL GAS               59.39%       12.35%        8.84%

SELECT NATURAL GAS  (LOAD ADJ.)  54.54%       11.66%        8.31%

S&P 500                          39.82%       25.11%        21.29%

GS Utilities                     35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER LIFE OF FUND
             NATURAL GAS                 S&P 500
             00513                       SP001
  1993/04/21       9700.00                    10000.00
  1993/04/30       9515.70                     9926.17
  1993/05/31       9670.90                    10192.20
  1993/06/30       9952.20                    10221.75
  1993/07/31       9913.40                    10180.87
  1993/08/31      10767.00                    10566.72
  1993/09/30      10582.70                    10485.36
  1993/10/31      10010.40                    10702.40
  1993/11/30       9156.80                    10600.73
  1993/12/31       9209.91                    10729.00
  1994/01/31       9672.37                    11093.79
  1994/02/28       9327.98                    10793.14
  1994/03/31       8993.44                    10322.56
  1994/04/30       9692.05                    10454.69
  1994/05/31       9613.33                    10626.15
  1994/06/30       9662.53                    10365.81
  1994/07/31       9603.49                    10705.81
  1994/08/31       9288.63                    11144.75
  1994/09/30       9229.59                    10871.70
  1994/10/31       9554.30                    11116.31
  1994/11/30       8717.93                    10711.46
  1994/12/31       8580.06                    10870.31
  1995/01/31       8313.78                    11152.17
  1995/02/28       8856.20                    11586.77
  1995/03/31       9378.89                    11928.70
  1995/04/30       9536.79                    12280.00
  1995/05/31       9902.07                    12770.83
  1995/06/30       9665.13                    13067.50
  1995/07/31       9665.13                    13500.82
  1995/08/31       9951.43                    13534.70
  1995/09/30      10237.73                    14105.87
  1995/10/31       9793.47                    14055.51
  1995/11/30      10632.63                    14672.55
  1995/12/31      11187.09                    14955.14
  1996/01/31      11236.63                    15464.21
  1996/02/29      11256.45                    15607.57
  1996/03/31      11761.80                    15757.87
  1996/04/30      12587.74                    15990.14
  1996/05/31      12687.64                    16402.52
  1996/06/30      13356.99                    16465.02
  1996/07/31      12397.92                    15737.59
  1996/08/31      12867.47                    16069.50
  1996/09/30      13406.94                    16973.89
  1996/10/31      14376.00                    17442.03
  1996/11/30      15195.20                    18760.47
  1996/12/31      15026.99                    18388.83
  1997/01/31      14794.09                    19537.76
  1997/02/28      12657.51                    19690.94
  1997/03/31      12617.00                    18881.84
  1997/04/30      12431.17                    20009.08
  1997/05/31      13607.66                    21227.24
  1997/06/30      13097.50                    22178.22
  1997/07/31      13670.13                    23942.94
  1997/08/31      14721.67                    22601.65
  1997/09/30      15252.65                    23839.55
  1997/10/31      14825.79                    23043.31
  1997/11/30      13826.30                    24109.98
  1997/12/31      13815.88                    24523.95
  1998/01/31      13107.91                    24795.18
  1998/02/28      13763.83                    26583.41
  1998/03/31      14430.16                    27944.75
  1998/04/30      14825.79                    28225.87
  1998/05/31      14003.29                    27740.67
  1998/06/30      13930.41                    28867.50
  1998/07/31      12743.51                    28560.06
  1998/08/31      10432.19                    24430.84
  1998/09/30      12691.46                    25995.88
  1998/10/31      12951.74                    28110.39
  1998/11/30      12066.77                    29814.16
  1998/12/31      12102.93                    31532.05
  1999/01/31      11251.94                    32850.72
  1999/02/28      11125.87                    31829.72
  1999/03/31      12974.93                    33103.23
  1999/04/30      15050.95                    34385.32
  1999/05/31      15019.20                    33573.48
  1999/06/30      15548.42                    35436.81
  1999/07/31      16278.74                    34330.47
  1999/08/31      16621.00                    34160.54
IMATRL PRASUN   SHR__CHT 19990831 19990914 141606 R00000000000080

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $16,621 - a 66.21% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $34,161 - a 241.61% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

Coastal Corp. (The)           5.1

Williams Companies, Inc.      4.8

Enron Corp.                   4.8

Burlington Resources, Inc.    4.3

Vastar Resources, Inc.        4.0

BP Amoco PLC sponsored ADR    3.3

Anadarko Petroleum Corp.      2.7

Apache Corp.                  2.5

Santa Fe Snyder Corp.         2.3

AES Corp.                     2.3

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Oil & Gas 56.9%
Gas 25.9%
Energy Services 6.5%
Electric Utility 5.8%
Autos, Tires, & Accessories 1.6%
All Others 3.3%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 5.8
Row: 1, Col: 4, Value: 6.5
Row: 1, Col: 5, Value: 25.9
Row: 1, Col: 6, Value: 56.9

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

NATURAL GAS PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Victor Thay) (photograph of Christian Zann)

NOTE TO SHAREHOLDERS: On August 2, 1999, Christian Zann (right) became Portfolio Manager of Fidelity Select Natural Gas Portfolio. The following is an interview with Victor Thay, who managed the fund during most of the period covered by this report, with additional comments from Christian Zann on his outlook.

Q. HOW DID THE FUND PERFORM, VICTOR?

V.T. The fund did very well. For the six months that ended August 31, 1999, the fund had a total return of 49.45%, far exceeding the 7.32% gain of the Standard & Poor's 500 Index and the 4.02% return of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund had a total return of 59.39%, again outperforming the S&P 500 and the Goldman Sachs index, which gained 39.82% and 35.90%, respectively.

Q. WHAT WAS RESPONSIBLE FOR THE FUND'S STRONG PERFORMANCE?

V.T. The main factor was a dramatic improvement in the supply and demand picture for natural gas and crude oil. Natural gas production had been slowing, which cut back on supply. However, an extremely warm summer resulted in liberal use of air conditioning systems, which spurred demand. On the crude oil side, OPEC (Organization of Petroleum Exporting Countries) was apparently successful, at least over the short term, in reining in the production of its members. In addition, the oil market benefited from more rapid recoveries in many Asian economies than most people expected, which added to demand for energy products. So it was an ideal environment for the fund. The broadly based S&P 500 also did well but lagged the fund's performance because of the index's much greater diversification. The Goldman Sachs Utilities Index, on the other hand, suffered somewhat from its focus on utilities, which tend to underperform when interest rates are rising, as they did during the period.

Q. WHAT STRATEGIC MOVES DID YOU MAKE DURING THE PERIOD?

V.T. Drilling stocks had a phenomenal run, so I took some profits there. I also moved out a bit more on the risk spectrum toward exploration and production (E&P) companies with higher cost structures and greater financial leverage. My rationale was that in an environment of rising energy prices, such companies would reap the greatest benefits.

Q. WHICH STOCKS HELPED THE FUND?

V.T. Enron was one of the fund's best performers. The company was a big winner in the move toward energy deregulation around the world. In addition, it gained a foothold in the telecommunications market - more specifically, in the potentially lucrative business of buying and selling bandwidth, or telecommunications network capacity. Another strong performer, Vastar Resources, is a gas E&P company that enjoyed some exploration successes recently. Another factor helping in this case was speculation that BP Amoco, which already owns 80% of Vastar's stock, would buy the other 20%. Finally, Apache Corporation - another E&P company - purchased some property in the Gulf of Mexico from Royal Dutch Petroleum that was widely anticipated to help Apache's earnings. In addition, the company had an extremely healthy balance sheet that appealed to investors.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

V.T. With the extremely favorable environment for natural gas stocks, most of the fund's holdings helped its performance. However, Atmos Energy, a gas utility, was hurt marginally by interest-rate fears.

Q. TURNING TO YOU, CHRISTIAN, WHAT'S YOUR OUTLOOK?

C.Z. The supply and demand situation for both natural gas and crude oil appears favorable at this juncture. Natural gas supplies are tight enough to support prices at roughly their current levels if we have a relatively normal winter, and gas-related stocks should do well in that case. It takes a while to increase production after a period of weak prices such as we had recently, and the supply of natural gas is still in the process of catching up with demand. Supply and demand for oil also appear to be in good shape, but, as always, OPEC is an unpredictable wild card. OPEC meetings scheduled for September 1999 and March 2000 should provide more clues about the direction of oil prices.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: April 21, 1993

FUND NUMBER: 513

TRADING SYMBOL: FSNGX

SIZE: as of August 31, 1999, more than
$72 million

MANAGER: Christian Zann, since August 1999;
analyst, oil and natural gas companies, since
1999; analyst, retail and consumer products companies, 1996-1999; joined Fidelity in 1996

NATURAL GAS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.7%

                                 SHARES                   VALUE (NOTE 1)

AUTOS, TIRES, & ACCESSORIES -
1.6%

Barrett Resources Corp. (a)       31,100                  $ 1,121,544

ELECTRIC UTILITY - 5.8%

AES Corp. (a)                     27,200                   1,650,700

Calpine Corp. (a)                 12,500                   1,132,813

CMS Energy Corp.                  12,400                   490,576

Entergy Corp.                     31,800                   948,038

                                                           4,222,127

ENERGY SERVICES - 6.5%

BJ Services Co. (a)               16,100                   551,425

ENSCO International, Inc.         33,200                   707,575

Halliburton Co.                   10,700                   496,213

Marine Drilling Companies,        13,900                   220,663
Inc. (a)

Nabors Industries, Inc. (a)       17,200                   464,400

Noble Drilling Corp. (a)          24,000                   591,000

Oceaneering International,        14,700                   294,919
Inc. (a)

Pool Energy Services Co. (a)      15,100                   398,263

Precision Drilling Corp.          45,600                   1,035,739
Class A (a)

                                                           4,760,197

GAS - 25.9%

Atmos Energy Corp.                19,700                   493,731

Cascade Natural Gas Corp.         37,200                   681,225

Columbia Energy Group             15,100                   891,844

Dynegy, Inc.                      68,900                   1,619,150

Energen Corp.                     42,000                   792,750

Enron Corp.                       84,100                   3,521,688

Equitable Resources, Inc.         30,100                   1,106,175

K N Energy, Inc.                  65,000                   1,324,375

National Fuel Gas Co.             14,000                   658,875

New Jersey Resources Corp.        9,300                    360,375

Northwest Natural Gas Co.         13,700                   342,500

Ocean Energy, Inc. (a)            121,100                  1,226,138

ONEOK, Inc.                       6,500                    201,906

SEMCO Energy, Inc.                13,600                   197,200

Sonat, Inc.                       40,100                   1,448,613

Westcoast Energy, Inc.            26,100                   509,759

Williams Companies, Inc.          85,660                   3,533,475

                                                           18,909,779

OIL & GAS - 56.9%

Alberta Energy Co. Ltd.           37,167                   1,145,516

Anadarko Petroleum Corp.          58,450                   1,987,300

Anderson Exploration Ltd. (a)     38,500                   554,606

Apache Corp.                      39,625                   1,802,938

Atlantic Richfield Co.            4,600                    404,513

Baytex Energy Ltd. (a)            7,700                    51,849

Bonavista Petroleum Ltd. (a)      3,300                    40,352

BP Amoco PLC sponsored ADR        21,619                   2,424,030

Burlington Resources, Inc.        75,672                   3,164,036



                                 SHARES                   VALUE (NOTE 1)

Cabot Oil & Gas Corp. Class A     10,300                  $ 196,344

Canada Occidental Petroleum       61,300                   1,129,481
Ltd.

Canadian Hunter Exploration       51,800                   841,642
Ltd.

Canadian Natural Resources        56,500                   1,400,670
Ltd. (a)

Coastal Corp. (The)               85,670                   3,710,571

Comstock Resources, Inc. (a)      60,700                   280,738

Enbridge, Inc.                    52,700                   1,126,385

Encal Energy Ltd. (a)             24,100                   129,179

Enron Oil & Gas Co.               51,400                   1,227,175

Ensign Resource Service           23,200                   512,965
Group, Inc.

Forest Oil Corp. (a)              46,100                   688,619

Kerr-McGee Corp.                  17,912                   1,003,072

Louis Dreyfus Natural Gas         4,700                    102,813
Corp. (a)

Murphy Oil Corp.                  3,800                    192,850

Newfield Exploration Co. (a)      28,300                   859,613

Nuevo Energy Co. (a)              60,100                   1,051,750

Paramount Resources Ltd.          35,700                   550,151

Penn West Petroleum Ltd. (a)      70,200                   1,493,367

Pennaco Energy, Inc. (a)          50,000                   581,250

Pioneer Natural Resources Co.     50,000                   568,750

Plains Resources, Inc. (a)        84,500                   1,616,063

Remington Oil & Gas Corp.         45,300                   234,994

Rio Alto Exploration Ltd. (a)     82,400                   1,347,109

Santa Fe Snyder Corp. (a)         172,015                  1,677,146

St. Mary Land & Exploration       4,000                    106,000
Co.

Stone Energy Corp. (a)            13,500                   718,875

Swift Energy Co. (a)              37,500                   473,438

Ulster Petroleums Ltd. (a)        76,500                   845,729

Union Pacific Resources           17,500                   313,906
Group, Inc.

Vastar Resources, Inc.            43,700                   2,911,513

Vintage Petroleum, Inc.           103,800                  1,485,638

Western Gas Resources, Inc.       32,700                   557,944

Wiser Oil Co.                     3,900                    11,456

                                                           41,522,336

TOTAL COMMON STOCKS                                        70,535,983
(Cost $55,935,271)

CASH EQUIVALENTS - 6.6%



Central Cash Collateral Fund,     1,578,100                1,578,100
5.26% (b)

Taxable Central Cash Fund,        3,216,022                3,216,022
5.20% (b)

TOTAL CASH EQUIVALENTS                                     4,794,122
(Cost $4,794,122)

TOTAL INVESTMENT PORTFOLIO -                               75,330,105
103.3%  (Cost $60,729,393)

NET OTHER ASSETS - (3.3%)                                  (2,388,169)

NET ASSETS - 100%                                        $ 72,941,936

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $41,439,130 and $25,511,580, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,079 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,550,575. The fund received cash collateral of $1,578,100 which was invested in the Central Cash Collateral Fund.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     79.2%

Canada                       17.5

United Kingdom                3.3

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $60,975,957. Net unrealized appreciation aggregated $14,354,148, of which $15,441,205 related to appreciated investment securities and $1,087,057 related to depreciated investment securities.

At February 28, 1999, the fund had a capital loss carryforward of approximately $3,229,000 all of which will expire on February 28, 2007.

The fund has elected to defer to its fiscal year ending February 29, 2000 approximately $1,719,000 of losses recognized during the period November 1, 1998 to February 28, 1999.

NATURAL GAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at               $ 75,330,105
value  (cost $60,729,393) -
See accompanying schedule

Receivable for fund shares                  463,380
sold

Dividends receivable                        87,223

Interest receivable                         20,686

Redemption fees receivable                  3,197

Other receivables                           26

 TOTAL ASSETS                               75,904,617

LIABILITIES

Payable for investments        $ 381,715
purchased

Payable for fund shares         926,726
redeemed

Accrued management fee          32,683

Other payables and accrued      43,457
expenses

Collateral on securities        1,578,100
loaned,  at value

 TOTAL LIABILITIES                          2,962,681

NET ASSETS                                 $ 72,941,936

Net Assets consist of:

Paid in capital                            $ 60,843,242

Undistributed net investment                11,754
income

Accumulated undistributed net               (2,514,483)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 14,601,423
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,642,207                  $ 72,941,936
shares outstanding

NET ASSET VALUE and                         $15.71
redemption price per share
($72,941,936 (divided by)
4,642,207 shares)

Maximum offering price per                  $16.20
share (100/97.00 of $15.71)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                       1999 (UNAUDITED)

INVESTMENT INCOME                             $ 336,141
Dividends

Interest                                       82,286

Security lending                               111

 TOTAL INCOME                                  418,538

EXPENSES

Management fee                   $ 164,615

Transfer agent fees               182,047

Accounting and security           30,324
lending fees

Non-interested trustees'          73
compensation

Custodian fees and expenses       11,071

Registration fees                 20,479

Audit                             4,124

Legal                             28

 Total expenses before            412,761
reductions

 Expense reductions               (16,834)     395,927

NET INVESTMENT INCOME                          22,611

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            2,923,237

 Foreign currency transactions    (2,188)      2,921,049

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,616,401

 Assets and liabilities in        770          16,617,171
foreign currencies

NET GAIN (LOSS)                                19,538,220

NET INCREASE (DECREASE) IN                    $ 19,560,831
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 90,429
charges paid to FDC

 Sales charges - Retained by                  $ 90,429
FDC

 Deferred sales charges                       $ 650
withheld   by FDC

 Exchange fees withheld by FSC                $ 3,083

 Expense reductions  Directed                 $ 16,780
brokerage arrangements

  Custody credits                              54

                                              $ 16,834

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 22,611                     $ 479,288
income

 Net realized gain (loss)         2,921,049                    (5,303,326)

 Change in net unrealized         16,617,171                   (4,576,943)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       19,560,831                   (9,400,981)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (330,540)                    (375,571)
from net investment income

Share transactions Net            54,516,665                   47,858,222
proceeds from sales of shares

 Reinvestment of distributions    314,409                      356,687

 Cost of shares redeemed          (38,028,300)                 (61,599,489)

 NET INCREASE (DECREASE) IN       16,802,774                   (13,384,580)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  80,445                       123,693

  TOTAL INCREASE (DECREASE)       36,113,510                   (23,037,439)
IN NET ASSETS

NET ASSETS

 Beginning of period              36,828,426                   59,865,865

 End of period (including        $ 72,941,936                 $ 36,828,426
undistributed net investment
income of $11,754 and
$319,683, respectively)

OTHER INFORMATION
Shares

 Sold                             3,778,624                    3,845,626

 Issued in reinvestment of        26,049                       32,426
distributions

 Redeemed                         (2,640,529)                  (4,929,086)

 Net increase (decrease)          1,164,144                    (1,051,034)


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                  1998      1997      1996 G    1995

Net asset value, beginning of    $ 10.59                      $ 13.22               $ 12.50   $ 11.36   $ 8.98    $ 9.48
period

Income from Investment
Operations

Net investment income (loss) D    .01                          .12 E                 (.05)     (.06)     .05       .03

Net realized and unrealized       5.18                         (2.68)                1.06      1.30      2.36      (.53)
gain (loss)

Total from investment             5.19                         (2.56)                1.01      1.24      2.41      (.50)
operations

Less Distributions

 From net investment income       (.09)                        (.10)                 -         (.01)     (.05)     (.02)

From net realized gain            -                            -                     (.30)     (.29)     -         -

In excess of net realized gain    -                            -                     (.03)     -         -         -

Total distributions               (.09)                        (.10)                 (.33)     (.30)     (.05)     (.02)

Redemption fees added to paid     .02                          .03                   .04       .20       .02       .02
in capital

Net asset value, end of period   $ 15.71                      $ 10.59               $ 13.22   $ 12.50   $ 11.36   $ 8.98

TOTAL RETURN B, C                 49.45%                       (19.17)%              8.74%     12.45%    27.10%    (5.06)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72,942                     $ 36,828              $ 59,866  $ 81,566  $ 60,228  $ 79,894
(000 omitted)

Ratio of expenses to average      1.42% A                      1.57%                 1.82%     1.70%     1.68%     1.70%
net assets

Ratio of expenses to average      1.36% A, F                   1.52% F               1.78% F   1.66% F   1.67% F   1.66% F
net assets after  expense
reductions

Ratio of net investment           .08% A                       .93%                  (.37)%    (.46)%    .46%      .30%
income (loss) to average net
assets

Portfolio turnover rate           94% A                        107%                  118%      283%      79%       177%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.10 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


TELECOMMUNICATIONS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TELECOMMUNICATIONS       16.42%         65.71%       187.09%       431.39%

SELECT TELECOMMUNICATIONS       12.86%         60.67%       178.40%       415.38%
(LOAD ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT TELECOMMUNICATIONS       65.71%       23.48%        18.18%

SELECT TELECOMMUNICATIONS       60.67%       22.73%        17.82%
(LOAD ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Utilities                    35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             TELECOMMUNICATIONS          S&P 500
             00096                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30      10056.51                     9959.00
  1989/10/31       9700.00                     9727.95
  1989/11/30       9945.10                     9926.40
  1989/12/31      10436.26                    10164.64
  1990/01/31       9304.48                     9482.59
  1990/02/28       9269.83                     9604.91
  1990/03/31       9485.41                     9859.44
  1990/04/30       8927.22                     9612.96
  1990/05/31       9866.52                    10550.22
  1990/06/30       9670.19                    10478.48
  1990/07/31       9227.49                    10444.95
  1990/08/31       8153.45                     9500.72
  1990/09/30       7626.05                     9038.04
  1990/10/31       7891.67                     8999.18
  1990/11/30       8342.08                     9580.52
  1990/12/31       8725.07                     9847.82
  1991/01/31       9035.14                    10277.18
  1991/02/28       9337.36                    11012.00
  1991/03/31       9600.33                    11278.49
  1991/04/30       9804.42                    11305.56
  1991/05/31       9906.47                    11793.96
  1991/06/30       9494.35                    11253.80
  1991/07/31      10032.07                    11778.23
  1991/08/31      10330.36                    12057.37
  1991/09/30      10463.81                    11856.01
  1991/10/31      10875.92                    12014.88
  1991/11/30      10459.88                    11530.68
  1991/12/31      11416.91                    12849.79
  1992/01/31      11432.77                    12610.79
  1992/02/29      11575.53                    12774.73
  1992/03/31      11167.08                    12525.62
  1992/04/30      11587.43                    12893.87
  1992/05/31      11452.60                    12957.05
  1992/06/30      11186.62                    12763.99
  1992/07/31      11786.90                    13286.04
  1992/08/31      11647.76                    13013.68
  1992/09/30      11874.35                    13167.24
  1992/10/31      11993.62                    13213.32
  1992/11/30      12617.74                    13663.90
  1992/12/31      13165.76                    13831.96
  1993/01/31      13125.26                    13948.15
  1993/02/28      13846.12                    14137.85
  1993/03/31      14413.08                    14436.15
  1993/04/30      14443.49                    14086.80
  1993/05/31      15024.89                    14464.33
  1993/06/30      15672.73                    14506.27
  1993/07/31      16129.54                    14448.25
  1993/08/31      17346.31                    14995.84
  1993/09/30      17595.48                    14880.37
  1993/10/31      18102.12                    15188.39
  1993/11/30      16619.57                    15044.10
  1993/12/31      17078.04                    15226.14
  1994/01/31      17423.79                    15743.82
  1994/02/28      16877.88                    15317.17
  1994/03/31      16350.16                    14649.34
  1994/04/30      16641.99                    14836.85
  1994/05/31      16544.26                    15080.17
  1994/06/30      16530.30                    14710.71
  1994/07/31      17447.10                    15193.22
  1994/08/31      17954.36                    15816.14
  1994/09/30      17744.94                    15428.65
  1994/10/31      18591.93                    15775.79
  1994/11/30      17605.33                    15201.24
  1994/12/31      17815.67                    15426.67
  1995/01/31      18062.84                    15826.69
  1995/02/28      18224.46                    16443.45
  1995/03/31      18452.62                    16928.70
  1995/04/30      19026.13                    17427.25
  1995/05/31      19545.47                    18123.82
  1995/06/30      20487.07                    18544.83
  1995/07/31      21787.84                    19159.78
  1995/08/31      22433.37                    19207.87
  1995/09/30      23171.11                    20018.44
  1995/10/31      22200.39                    19946.98
  1995/11/30      22690.61                    20822.65
  1995/12/31      23099.10                    21223.69
  1996/01/31      23262.60                    21946.15
  1996/02/29      22925.39                    22149.59
  1996/03/31      22818.09                    22362.89
  1996/04/30      23883.43                    22692.52
  1996/05/31      24413.44                    23277.76
  1996/06/30      24661.88                    23366.44
  1996/07/31      22795.81                    22334.12
  1996/08/31      23270.61                    22805.14
  1996/09/30      23955.20                    24088.62
  1996/10/31      23480.40                    24752.98
  1996/11/30      24192.60                    26624.06
  1996/12/31      24346.38                    26096.63
  1997/01/31      24512.00                    27727.15
  1997/02/28      24724.94                    27944.53
  1997/03/31      22642.84                    26796.29
  1997/04/30      23351.25                    28396.03
  1997/05/31      26674.99                    30124.78
  1997/06/30      28145.46                    31474.37
  1997/07/31      28716.63                    33978.79
  1997/08/31      27313.00                    32075.30
  1997/09/30      30855.49                    33832.06
  1997/10/31      30108.10                    32702.07
  1997/11/30      31353.75                    34215.85
  1997/12/31      30634.54                    34803.33
  1998/01/31      33214.01                    35188.26
  1998/02/28      36227.91                    37726.04
  1998/03/31      39452.24                    39657.99
  1998/04/30      39296.78                    40056.94
  1998/05/31      37619.22                    39368.37
  1998/06/30      39059.12                    40967.51
  1998/07/31      40317.29                    40531.21
  1998/08/31      31104.71                    34671.20
  1998/09/30      33061.86                    36892.24
  1998/10/31      35431.40                    39893.06
  1998/11/30      37451.46                    42310.97
  1998/12/31      43207.11                    44748.93
  1999/01/31      46786.22                    46620.33
  1999/02/28      44273.68                    45171.37
  1999/03/31      47566.47                    46978.68
  1999/04/30      51128.34                    48798.16
  1999/05/31      50945.64                    47646.04
  1999/06/30      55133.25                    50290.39
  1999/07/31      54387.81                    48720.33
  1999/08/31      51538.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990924 121921 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $51,538 - a 415.38% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

MCI WorldCom, Inc.            11.2

Ameritech Corp.               7.0

Cisco Systems, Inc.           6.2

Vodafone AirTouch PLC         5.6
sponsored ADR

AT&T Corp.                    4.3

Motorola, Inc.                3.4

MediaOne Group, Inc.          3.1

Cincinnati Bell, Inc.         2.8

ALLTEL Corp.                  2.7

SBC Communications, Inc.      2.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Telephone Services 50.2%
Cellular 13.5%
Communications Equipment 10.3%
Computer Services
& Software 6.4%
Broadcasting 5.2%
All Others 14.4%*

* INCLUDES SHORT-TERM INVESTMENTS AND OTHER NET ASSETS.

Row: 1, Col: 1, Value: 14.4
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 6.4
Row: 1, Col: 4, Value: 10.3
Row: 1, Col: 5, Value: 13.5
Row: 1, Col: 6, Value: 50.2

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TELECOMMUNICATIONS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Peter Saperstone)

Peter Saperstone, Portfolio Manager
of Fidelity Select Telecommunications Portfolio

Q. HOW DID THE FUND PERFORM, PETER?

A. The fund's performance was very strong. For the six months that ended August 31, 1999, the fund returned 16.42%, far ahead of the 7.32% return of the Standard & Poor's 500 Index and the 4.02% gain of the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund returned 65.71%, which also compared favorably to the 39.82% return of the S&P 500 and the 35.90% return of the Goldman Sachs index.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. The fund benefited from its emphasis on the stocks of companies involved in two of the fastest-growing segments of the telecommunications market - data communications and wireless communications. In addition, I underweighted the regional Bell operating companies (RBOCs), which tend to underperform when interest rates are rising, as they did during the period. In general, I favored the stocks of competitive local exchange carriers (CLECs) over the RBOCs because the former are better positioned to benefit from the deregulation of the local telephone service market. The general market, as represented by the S&P 500, also performed well, but gains in many sectors of the market were limited by the Federal Reserve Board's two increases of short-term interest rates over the summer. Higher interest rates also played a role in the fund's ability to outperform the Goldman Sachs index. Electric utility stocks, which typically move with bond prices and counter to the direction of interest rates, make up approximately 20% of that index and held back its performance during the period.

Q. WHY DID DATA AND WIRELESS COMMUNICATIONS STOCKS PERFORM SO WELL?

A. More and more business is being transacted over the Internet, and much of it involves data communications of some kind. That's good for the companies building the equipment that makes data networks possible. At the moment, data traffic is growing much faster than voice traffic, and investors were attracted by that growth. In the wireless market, prices for cellular equipment and service have come down to the point where most people can realistically consider purchasing them. One result of that was healthy sales and earnings growth for companies that make cellular equipment and provide the infrastructure by which it operates.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Cisco Systems, the fund's third-largest holding at the end of the period, made a positive contribution to performance. The company manufactures products that enable companies to operate data networks on the Internet and was one of the beneficiaries of the growth in data traffic I mentioned. Exodus Communications also helped performance. A provider of Web-hosting capabilities for Internet service providers, Exodus presented another way to play the strength in data communications stocks. Another strong performer, McLeodUSA, exemplified the potential that investors saw in the CLEC area. Vodafone Airtouch and Nextel are both wireless companies that benefited from healthy demand and flattening supply for cellular products and services.

Q. WHAT STOCKS DISAPPOINTED YOU?

A. AT&T and MCI WorldCom, both providers of long-distance telephone service, were hurt by a price war that broke out over the summer. Cincinnati Bell, a local telephone service provider, caught investors off guard with its purchase of a long-distance service wholesaler, implying an abrupt and challenging shift in the company's strategy. PSINet, which provides Web-hosting capabilities for other companies, suffered when investors took profits on their Internet holdings over the summer.

Q. WHAT'S YOUR OUTLOOK, PETER?

A. I foresee continued strong growth in the two markets I mentioned earlier - data and wireless communications. The main concern going forward will be to keep an eye on valuations. I also think we'll see competition between long-distance carriers and local service companies heating up very soon. My feeling is that the RBOCs have more to lose in that battle because they have operated as monopolies for so long, whereas the long-distance market has been competitive for a number of years now. Overall, the telecommunications sector should continue to offer excellent opportunities for investors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: July 29, 1985

FUND NUMBER: 096

TRADING SYMBOL: FSTCX

SIZE: as of August 31, 1999, more than
$994 million

MANAGER: Peter Saperstone, since 1998;
manager, Fidelity Utilities Fund and Fidelity
Advisor Utilities Growth Fund, since 1998;
manager, Fidelity Select Air Transportation
Portfolio and Fidelity Select Defense and
Aerospace Portfolio, 1997-1998; manager,
Fidelity Select Construction and Housing
Portfolio, 1996-1997; joined Fidelity in 1995

TELECOMMUNICATIONS PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 91.5%

                                SHARES                     VALUE (NOTE 1)

BROADCASTING - 5.2%

AlphaNet Telecom, Inc. (a)(c)    1,196,200                 $ 8

AT&T Corp. (Liberty Media        295,000                    9,440,000
Group)  Class A (a)

EchoStar Communications Corp.    69,700                     5,828,663
 Class A (a)

MediaOne Group, Inc.             474,800                    31,218,100

NTL, Inc. (a)                    48,900                     4,801,369

                                                            51,288,140

CELLULAR - 13.5%

ALLTEL Corp.                     403,800                    27,306,975

Mannesmann AG                    89,600                     13,550,177

Nextel Communications, Inc.      259,300                    14,990,781
Class A (a)

QUALCOMM, Inc.                   80,700                     15,509,531

Sprint Corp. Series 1 (PCS       44,800                     2,676,800
Group)

Telephone & Data Systems,        56,099                     3,905,893
Inc.

Vodafone AirTouch PLC            278,650                    55,886,741
sponsored ADR

                                                            133,826,898

COMMUNICATIONS EQUIPMENT -
10.3%

ADC Telecommunications, Inc.     97,100                     3,598,769
(a)

Cisco Systems, Inc. (a)          903,400                    61,261,813

Dycom Industries, Inc. (a)       82,600                     2,550,275

Lucent Technologies, Inc.        405,675                    25,988,555

Newbridge Networks Corp. (a)     69,700                     1,914,707

Nokia AB sponsored ADR           87,600                     7,303,650

                                                            102,617,769

COMPUTER SERVICES & SOFTWARE
- 6.4%

America Online, Inc. (a)         10,800                     986,175

At Home Corp. Series A (a)       92,800                     3,723,600

Digex, Inc. Class A              127,600                    4,242,700

Exodus Communications, Inc.      184,600                    14,837,225
(a)

IXnet, Inc. (a)                  379,800                    7,121,250

PSINet, Inc. (a)                 484,900                    23,214,588

Verio, Inc. (a)                  151,000                    5,615,313

Visual Networks, Inc. (a)        101,500                    4,212,250

Yahoo!, Inc. (a)                 600                        88,500

                                                            64,041,601

ELECTRICAL EQUIPMENT - 2.5%

ANTEC Corp. (a)                  238,200                    10,852,988

Ericsson (L.M.) Telefon AB       145,200                    4,728,075
ADR Class B

Oak Industries, Inc. (a)         284,800                    8,935,600

                                                            24,516,663

ELECTRONICS - 3.4%

Motorola, Inc.                   366,900                    33,846,525



                                SHARES                     VALUE (NOTE 1)

TELEPHONE SERVICES - 50.2%

Ameritech Corp.                  1,106,200                 $ 69,828,875

AT&T Corp.                       948,792                    42,695,640

Bell Atlantic Corp.              382,500                    23,428,125

BellSouth Corp.                  255,400                    11,556,850

CenturyTel, Inc.                 379,800                    14,930,888

Cincinnati Bell, Inc.            1,522,700                  28,169,950

Commonwealth Telephone           197,500                    8,418,437
Enterprises, Inc. (a)

COMSAT Corp. Series 1            147,000                    5,108,250

CTC Communications Corp. (a)     34,800                     524,175

Focal Communications Corp.       130,800                    3,180,075

Frontier Corp.                   446,800                    18,737,675

GTE Corp.                        332,600                    22,824,675

Intermedia Communications,       400,700                    10,418,200
Inc. (a)

MCI WorldCom, Inc. (a)           1,471,703                  111,481,498

McLeodUSA, Inc. Class A (a)      697,000                    23,262,375

Metromedia Fiber Network,        258,100                    7,597,819
Inc.  Class A (a)

NEXTLINK Communications, Inc.    121,400                    6,115,525
 Class A (a)

Nippon Telegraph & Telephone     298                        3,346,022
Corp.

Qwest Communications             221,180                    6,358,925
International, Inc. (a)

SBC Communications, Inc.         562,600                    27,004,800

Sprint Corp. (FON Group)         604,500                    26,824,688

TALK.com, Inc. (a)               1,111,950                  11,466,984

TALK.com, Inc. rights 2/28/00    62,033                     1
(a)

Telebras sponsored:

ADR                              32,100                     1,505

ADR (PFD)                        24,800                     1,839,850

WinStar Communications, Inc.     289,700                    14,720,381
(a)

                                                            499,842,188

TOTAL COMMON STOCKS                                         909,979,784
(Cost $726,209,783)

CASH EQUIVALENTS - 13.7%



Central Cash Collateral Fund,    60,681,400                 60,681,400
5.26% (b)

Taxable Central Cash Fund,       75,964,054                 75,964,054
5.20% (b)

TOTAL CASH EQUIVALENTS                                      136,645,454
(Cost $136,645,454)

TOTAL INVESTMENT PORTFOLIO -                                1,046,625,238
105.2%
(Cost $862,855,237)

NET OTHER ASSETS - (5.2%)                                    (51,745,620)

NET ASSETS - 100%                                         $ 994,879,618

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $775,103,089 and $765,908,672, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,690 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $59,449,856. The fund received cash collateral of $60,681,400 which was invested in the Central Cash Collateral Fund.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $4,672,000. The weighted average interest rate was 5.01%.

Transactions during the period with companies which are or were affiliates are as follows:

AFFILIATE                 PURCHASE COST  SALES COST  DIVIDEND INCOME  VALUE

AlphaNet  Telecom, Inc.   $ -            $ -         $ -              $ 8

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $867,119,517. Net unrealized appreciation aggregated $179,505,721, of which $227,332,481 related to appreciated investment securities and $47,826,760 related to depreciated investment securities.

TELECOMMUNICATIONS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                $ 1,046,625,238
value  (cost $862,855,237) -
 See accompanying schedule

Receivable for investments                   13,930,500
sold

Receivable for fund shares                   2,177,890
sold

Dividends receivable                         194,607

Interest receivable                          200,707

Redemption fees receivable                   1,914

Other receivables                            299,473

 TOTAL ASSETS                                1,063,430,329

LIABILITIES

Payable to custodian bank      $ 1,476,027

Payable for investments         3,474,578
purchased

Payable for fund shares         1,943,265
redeemed

Accrued management fee          492,175

Other payables and  accrued     483,266
expenses

Collateral on securities        60,681,400
loaned,  at value

 TOTAL LIABILITIES                           68,550,711

NET ASSETS                                  $ 994,879,618

Net Assets consist of:

Paid in capital                             $ 685,046,426

Accumulated net investment                   (636,384)
loss

Accumulated undistributed net                126,699,821
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  183,769,755
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 14,105,824                  $ 994,879,618
shares outstanding

NET ASSET VALUE and                          $70.53
redemption price per share
($994,879,618 (divided by)
14,105,824 shares)

Maximum offering price per                   $72.71
share (100/97.00 of $70.53)

STATEMENT OF OPERATIONS
                                SIX MONTHS ENDED AUGUST 31,
                                           1999 (UNAUDITED)

INVESTMENT INCOME                              $ 3,488,005
Dividends

Interest                                        1,304,516

Security lending                                137,777

 TOTAL INCOME                                   4,930,298

EXPENSES

Management fee                   $ 2,869,188

Transfer agent fees               2,358,695

Accounting and security           329,871
lending fees

Non-interested trustees'          2,186
compensation

Custodian fees and expenses       28,364

Registration fees                 52,607

Audit                             14,217

Legal                             1,560

Interest                          651

 Total expenses before            5,657,339
reductions

 Expense reductions               (90,657)      5,566,682

NET INVESTMENT INCOME (LOSS)                    (636,384)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            132,373,314

 Foreign currency transactions    190,637       132,563,951

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,768,997)

 Assets and liabilities in        (3,952)       (2,772,949)
foreign currencies

NET GAIN (LOSS)                                 129,791,002

NET INCREASE (DECREASE) IN                     $ 129,154,618
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,613,517
charges paid to FDC

 Sales charges - Retained by                   $ 1,607,031
FDC

 Deferred sales charges                        $ 4,705
withheld   by FDC

 Exchange fees withheld by FSC                 $ 17,280

 Expense reductions  Directed                  $ 76,210
brokerage arrangements

  Custodian credits                             13,398

  Transfer agent credits                        1,049

                                               $ 90,657

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ (636,384)                  $ (874,454)
income (loss)

 Net realized gain (loss)         132,563,951                  45,836,208

 Change in net unrealized         (2,772,949)                  85,596,709
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       129,154,618                  130,558,463
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (18,192,342)                 (46,022,800)
from net realized gains

Share transactions Net            252,880,468                  863,829,740
proceeds from sales of shares

 Reinvestment of distributions    17,540,314                   44,998,804

 Cost of shares redeemed          (210,950,727)                (813,636,128)

 NET INCREASE (DECREASE) IN       59,470,055                   95,192,416
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  271,974                      997,935

  TOTAL INCREASE (DECREASE)       170,704,305                  180,726,014
IN NET ASSETS

NET ASSETS

 Beginning of period              824,175,313                  643,449,299

 End of period (including        $ 994,879,618                $ 824,175,313
accumulated net investment
loss of $636,384 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,519,873                    15,272,906

 Issued in reinvestment of        266,328                      813,871
distributions

 Redeemed                         (3,006,615)                  (14,817,799)

 Net increase (decrease)          779,586                      1,268,978


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 G

Net asset value, beginning of    $ 61.85                      $ 53.37                   $ 41.80    $ 44.87    $ 38.34
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                        (.06)                     (.25)      .12 E      .51

Net realized and unrealized       10.09                        11.43                     18.20      2.92       9.15
gain (loss)

Total from investment             10.04                        11.37                     17.95      3.04       9.66
operations

Less Distributions

 From net investment income       -                            -                         -          (.16)      (.39)

From net realized gain            (1.38)                       (2.96)                    (6.44)     (5.98)     (2.75)

Total distributions               (1.38)                       (2.96)                    (6.44)     (6.14)     (3.14)

Redemption fees added to paid     .02                          .07                       .06        .03        .01
in capital

Net asset value, end of period   $ 70.53                      $ 61.85                   $ 53.37    $ 41.80    $ 44.87

TOTAL RETURN B, C                 16.42%                       22.21%                    46.52%     7.85%      25.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 994,880                    $ 824,175                 $ 643,449  $ 388,535  $ 468,300
(000 omitted)

Ratio of expenses to average      1.13% A                      1.27%                     1.51%      1.51%      1.52%
net assets

Ratio of expenses to average      1.11% A, F                   1.25% F                   1.48% F    1.47% F    1.52%
net assets after  expense
reductions

Ratio of net investment           (.13)% A                     (.11)%                    (.53)%     .27%       1.17%
income (loss) to average net
assets

Portfolio turnover rate           165% A                       150%                      157%       175%       89%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 37.10
period

Income from Investment
Operations

Net investment income (loss) D    .29

Net realized and unrealized       2.54
gain (loss)

Total from investment             2.83
operations

Less Distributions

 From net investment income       (.33)

From net realized gain            (1.27)

Total distributions               (1.60)

Redemption fees added to paid     .01
in capital

Net asset value, end of period   $ 38.34

TOTAL RETURN B, C                 7.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 369,476
(000 omitted)

Ratio of expenses to average      1.56%
net assets

Ratio of expenses to average      1.55% F
net assets after  expense
reductions

Ratio of net investment           .77%
income (loss) to average net
assets

Portfolio turnover rate           107%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD. E NET INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH
AMOUNTED TO $.07 PER SHARE. F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. G FOR THE YEAR ENDED FEBRUARY 29


UTILITIES GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge and the effect of a $7.50 trading fee.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT UTILITIES GROWTH         11.67%         52.51%       201.61%       385.18%

SELECT UTILITIES GROWTH (LOAD   8.25%          47.87%       192.49%       370.56%
ADJ.)

S&P 500                         7.32%          39.82%       206.52%       384.79%

GS Utilities                    4.02%          35.90%       n/a           n/a


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 136 stocks designed to measure the performance of companies in the utilities sector. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT UTILITIES GROWTH         52.51%       24.71%        17.11%

SELECT UTILITIES GROWTH (LOAD   47.87%       23.94%        16.75%
ADJ.)

S&P 500                         39.82%       25.11%        17.10%

GS Utilities                    35.90%       n/a           n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

(checkmark)UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 OVER 10 YEARS
             Utilities Growth            S&P 500
             00065                       SP001
  1989/08/31       9700.00                    10000.00
  1989/09/30       9839.79                     9959.00
  1989/10/31       9794.20                     9727.95
  1989/11/30      10116.32                     9926.40
  1989/12/31      10651.16                    10164.64
  1990/01/31      10125.44                     9482.59
  1990/02/28      10107.21                     9604.91
  1990/03/31      10052.51                     9859.44
  1990/04/30       9633.15                     9612.96
  1990/05/31      10134.56                    10550.22
  1990/06/30      10254.65                    10478.48
  1990/07/31      10338.83                    10444.95
  1990/08/31       9771.38                     9500.72
  1990/09/30       9796.32                     9038.04
  1990/10/31      10298.30                     8999.18
  1990/11/30      10569.55                     9580.52
  1990/12/31      10710.22                     9847.82
  1991/01/31      10663.00                    10277.18
  1991/02/28      11122.64                    11012.00
  1991/03/31      11248.57                    11278.49
  1991/04/30      11198.20                    11305.56
  1991/05/31      11201.34                    11793.96
  1991/06/30      11065.47                    11253.80
  1991/07/31      11425.59                    11778.23
  1991/08/31      11687.49                    12057.37
  1991/09/30      12047.61                    11856.01
  1991/10/31      12214.57                    12014.88
  1991/11/30      12355.35                    11530.68
  1991/12/31      12962.37                    12849.79
  1992/01/31      12563.37                    12610.79
  1992/02/29      12471.30                    12774.73
  1992/03/31      12341.71                    12525.62
  1992/04/30      12679.32                    12893.87
  1992/05/31      12924.86                    12957.05
  1992/06/30      13074.37                    12763.99
  1992/07/31      13769.56                    13286.04
  1992/08/31      13762.50                    13013.68
  1992/09/30      13836.61                    13167.24
  1992/10/31      13833.08                    13213.32
  1992/11/30      13928.36                    13663.90
  1992/12/31      14335.39                    13831.96
  1993/01/31      14579.24                    13948.15
  1993/02/28      15329.26                    14137.85
  1993/03/31      15743.06                    14436.15
  1993/04/30      15657.02                    14086.80
  1993/05/31      15690.60                    14464.33
  1993/06/30      16291.36                    14506.27
  1993/07/31      16477.93                    14448.25
  1993/08/31      17194.37                    14995.84
  1993/09/30      17194.37                    14880.37
  1993/10/31      17018.99                    15188.39
  1993/11/30      16186.88                    15044.10
  1993/12/31      16133.72                    15226.14
  1994/01/31      16464.29                    15743.82
  1994/02/28      15717.28                    15317.17
  1994/03/31      15150.59                    14649.34
  1994/04/30      15586.40                    14836.85
  1994/05/31      15275.20                    15080.17
  1994/06/30      15226.99                    14710.71
  1994/07/31      15665.30                    15193.22
  1994/08/31      15603.94                    15816.14
  1994/09/30      15205.07                    15428.65
  1994/10/31      15397.93                    15775.79
  1994/11/30      14841.27                    15201.24
  1994/12/31      14938.10                    15426.67
  1995/01/31      15547.73                    15826.69
  1995/02/28      15750.93                    16443.45
  1995/03/31      15814.15                    16928.70
  1995/04/30      16365.40                    17427.25
  1995/05/31      16618.63                    18123.82
  1995/06/30      16781.43                    18544.83
  1995/07/31      17233.64                    19159.78
  1995/08/31      17672.28                    19207.87
  1995/09/30      18513.39                    20018.44
  1995/10/31      18694.27                    19946.98
  1995/11/30      19105.78                    20822.65
  1995/12/31      20075.23                    21223.69
  1996/01/31      20287.09                    21946.15
  1996/02/29      19817.33                    22149.59
  1996/03/31      19642.32                    22362.89
  1996/04/30      20435.40                    22692.52
  1996/05/31      20450.19                    23277.76
  1996/06/30      20765.72                    23366.44
  1996/07/31      19858.57                    22334.12
  1996/08/31      19863.50                    22805.14
  1996/09/30      20223.40                    24088.62
  1996/10/31      21071.39                    24752.98
  1996/11/30      22062.34                    26624.06
  1996/12/31      22356.97                    26096.63
  1997/01/31      23029.20                    27727.15
  1997/02/28      23411.16                    27944.53
  1997/03/31      22168.54                    26796.29
  1997/04/30      22961.97                    28396.03
  1997/05/31      24471.53                    30124.78
  1997/06/30      25218.47                    31474.37
  1997/07/31      25819.16                    33978.79
  1997/08/31      24659.57                    32075.30
  1997/09/30      26832.49                    33832.06
  1997/10/31      26905.62                    32702.07
  1997/11/30      28535.31                    34215.85
  1997/12/31      29132.39                    34803.33
  1998/01/31      30258.82                    35188.26
  1998/02/28      31885.90                    37726.04
  1998/03/31      34049.37                    39657.99
  1998/04/30      33368.33                    40056.94
  1998/05/31      32967.19                    39368.37
  1998/06/30      32991.50                    40967.51
  1998/07/31      33726.94                    40531.21
  1998/08/31      30858.11                    34671.20
  1998/09/30      33903.20                    36892.24
  1998/10/31      36042.66                    39893.06
  1998/11/30      37434.53                    42310.97
  1998/12/31      41704.91                    44748.93
  1999/01/31      42950.45                    46620.33
  1999/02/28      42142.90                    45171.37
  1999/03/31      43306.31                    46978.68
  1999/04/30      46794.24                    48798.16
  1999/05/31      47991.86                    47646.04
  1999/06/30      49073.35                    50290.39
  1999/07/31      49465.29                    48720.33
  1999/08/31      47056.00                    48479.16
IMATRL PRASUN   SHR__CHT 19990831 19990914 141047 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on August 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $47,056 - a 370.56% increase on the initial investment - and includes the effect of a $7.50 trading fee. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $48,479 - a 384.79% increase.

INVESTMENT SUMMARY

TOP TEN STOCKS AS OF AUGUST
31, 1999

                             % OF FUND'S NET ASSETS

MCI WorldCom, Inc.            9.2

AES Corp.                     8.1

AT&T Corp.                    7.6

Calpine Corp.                 7.5

SBC Communications, Inc.      6.8

Ameritech Corp.               4.6

K N Energy, Inc.              4.4

PG&E Corp.                    4.1

Vodafone AirTouch PLC         3.9
sponsored ADR

Enron Corp.                   3.7

TOP INDUSTRIES AS OF AUGUST 31, 1999

% OF FUND'S NET ASSETS

Telephone Services 45.8%
Electric Utility 31.0%
Gas 11.0%
Cellular 5.4%
Water 1.1%
All Others 5.7%*

* INCLUDES SHORT-TERM INVESTMENTS AND NET OTHER ASSETS.

Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 1.1
Row: 1, Col: 3, Value: 5.4
Row: 1, Col: 4, Value: 11.0
Row: 1, Col: 5, Value: 31.0
Row: 1, Col: 6, Value: 45.8

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

UTILITIES GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Jonathan Zang)

Jonathan Zang,
Portfolio Manager
of Fidelity Select
Utilities Growth Portfolio

Q. HOW DID THE FUND PERFORM, JONATHAN?

A. The fund did very well. For the six months that ended August 31, 1999, the fund returned 11.67%, compared to 7.32% for the Standard & Poor's 500 Index and 4.02% for the Goldman Sachs Utilities Index, an index of 136 stocks designed to measure the performance of companies in the utilities sector. For the 12 months that ended August 31, 1999, the fund returned 52.51%, surpassing the 39.82% gain of the S&P 500 and the 35.90% gain of the Goldman Sachs index during the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE?

A. Independent power producers (IPPs) - included under the category of electric utilities in the fund's holdings - accounted for a lot of its gains. IPPs have been the primary beneficiaries of an industrywide shortage of power-generating capacity, as electric utilities have postponed or abandoned building projects due to uncertainty about deregulation. Extremely hot weather over the summer exacerbated those pre-existing supply shortages. Against the favorable backdrop of moderate economic growth and low inflation, the overall market, as represented by the broadly based S&P 500, also did well, but rising interest rates limited gains in many sectors. In the Goldman Sachs index, the telecommunications and energy subsectors were strong, but electric utilities backed off in response to higher interest rates. Utilities are typically valued in large part for their income stream, and the stocks usually move counter to the direction of interest rates.

Q. WHAT IMPORTANT ADJUSTMENTS DID YOU MAKE IN THE FUND'S HOLDINGS
DURING THE PERIOD?

A. I became more confident in energy-related stocks, as higher energy prices and deregulation continued to create attractive opportunities in that area. My confidence was reflected in an increase in electric utility stocks - mostly independent power producers - from 26.4% of the portfolio's net assets six months ago to 31.0% at the end of the period. In addition, there was an increase in gas-related stocks - from 4.2% six months ago to 11.0% at the end of the period. On the other hand, I reduced the fund's holdings in some of the higher-valued telecommunications stocks, a move that proved to be timely.

Q. WHICH STOCKS DID WELL FOR THE FUND?

A. Calpine and AES, independent power producers and two of the fund's 10 largest holdings, were its strongest performers. Calpine benefited from both higher earnings and earnings estimates that were driven by promising new projects and better-than-expected results from existing projects. AES was helped when regulators in Brazil honored the company's contracts and granted it significant rate increases to compensate for the devaluation of the Brazilian currency earlier in the year. Another holding that did well, McLeod-USA, exemplified the potential that investors saw in competitive local exchange carriers (CLECs) - those that are competing with the regional Bell operating companies (RBOCs) for local telephone service. Finally, Enron, a diversified energy company, saw further healthy earnings growth from its energy trading operations. The company also announced plans to enter the telecommunications market by creating a market for trading bandwidth - that is, telecommunications network capacity.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. AT&T Corp. and MCI WorldCom were two stocks that hurt performance. During the summer, intense competition among the major long-distance carriers triggered faster-than-expected reductions in rates, causing many of those stocks to experience sharp pullbacks. SBC Communications, part of the RBOC group, declined partly as a reaction to higher interest rates. The stock prices of RBOCs, like those of electric utilities, tend to move down when interest rates are rising.

Q. WHAT'S YOUR OUTLOOK, JONATHAN?

A. Deregulation should continue to offer attractive opportunities for the fund's investors. For example, the supply constraints working in favor of independent power producers should take a couple of years to dissipate. In the meantime, those companies should be able to profit from selling power to local utilities at attractive prices, especially during peak usage periods. In the telecommunications area, the ongoing deregulation of local telephone service markets will continue to be an important focus of the fund. In that case, the long-distance companies and CLECs have the most to gain, while the RBOCs have the most to lose, in my opinion. Overall, the outlook for growth-oriented utilities stocks appears quite favorable.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.

(checkmark)FUND FACTS

START DATE: December 10, 1981

FUND NUMBER: 065

TRADING SYMBOL: FSUTX

SIZE: as of August 31, 1999, more than
$588 million

MANAGER: Jonathan Zang, since 1998;
analyst, utilities industry, 1997-present;
joined Fidelity in 1997

UTILITIES GROWTH PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.6%

                                SHARES                     VALUE (NOTE 1)

BROADCASTING - 0.6%

AT&T Corp. (Liberty Media        110,000                   $ 3,520,000
Group)  Class A (a)

CELLULAR - 5.4%

ALLTEL Corp.                     130,700                    8,838,588

Vodafone AirTouch PLC            113,900                    22,844,069
sponsored ADR

                                                            31,682,657

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Comverse Technology, Inc. (a)    50,000                     3,900,000

ELECTRIC UTILITY - 31.0%

AES Corp. (a)                    788,800                    47,870,300

Bangor Hydro-Electric Co.        59,800                     982,963

Calpine Corp. (a)                487,800                    44,206,875

CILCORP, Inc.                    100,000                    6,443,750

CMS Energy Corp.                 400,200                    15,832,913

Entergy Corp.                    659,200                    19,652,400

Illinova Corp.                   424,100                    13,518,188

IPALCO Enterprises, Inc.         468,600                    9,811,313

PG&E Corp.                       793,500                    24,052,969

                                                            182,371,671

GAS - 11.0%

Dynegy, Inc.                     259,100                    6,088,850

Enron Corp.                      515,592                    21,590,415

K N Energy, Inc.                 1,270,000                  25,876,250

Williams Companies, Inc.         275,000                    11,343,750

                                                            64,899,265

TELEPHONE SERVICES - 45.8%

Ameritech Corp.                  433,600                    27,371,000

AT&T Corp.                       992,539                    44,664,255

Bell Atlantic Corp.              63,200                     3,871,000

Cincinnati Bell, Inc.            437,700                    8,097,450

e.spire Communications, Inc.     395,200                    3,161,600
(a)

Frontier Corp.                   350,000                    14,678,125

GTE Corp.                        275,100                    18,878,738

MCI WorldCom, Inc. (a)           716,583                    54,281,158

McLeodUSA, Inc. Class A (a)      291,600                    9,732,150

Metromedia Fiber Network,        351,200                    10,338,450
Inc.  Class A (a)

Qwest Communications             386,266                    11,105,148
International, Inc. (a)

SBC Communications, Inc.         837,644                    40,206,912

Sprint Corp. (FON Group)         372,800                    16,543,000

TALK.com, Inc. (a)               310,900                    3,206,156

TALK.com, Inc. rights 2/28/00    30,225                     0
(a)

WinStar Communications, Inc.     72,600                     3,688,988
(a)

                                                            269,824,130



                                SHARES                     VALUE (NOTE 1)

WATER - 1.1%

Azurix Corp.                     363,700                   $ 6,751,181

TOTAL COMMON STOCKS                                          562,948,904
(Cost $438,405,328)

CASH EQUIVALENTS - 8.1%



Central Cash Collateral Fund,    21,518,600                 21,518,600
5.26% (b)

Taxable Central Cash Fund,       25,967,084                 25,967,084
5.20% (b)

TOTAL CASH EQUIVALENTS                                      47,485,684
(Cost $47,485,684)

TOTAL INVESTMENT PORTFOLIO -                                610,434,588
103.7%  (Cost 485,891,012)

NET OTHER ASSETS - (3.7%)                                   (21,629,761)

NET ASSETS - 100%                                         $ 588,804,827

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $241,703,032 and $211,225,396, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,662 for the period.

The fund participated in the security lending program. At period end, the value of securities loaned amounted to $21,205,913. The fund received cash collateral of $21,518,600 which was invested in the Central Cash Collateral Fund.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $485,966,462. Net unrealized appreciation aggregated $124,468,126, of which $143,113,313 related to appreciated investment securities and $18,645,187 related to depreciated investment securities.

UTILITIES GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               AUGUST 31, 1999 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 610,434,588
value  (cost $485,891,012) -
 See accompanying schedule

Receivable for fund shares                    1,208,193
sold

Dividends receivable                          494,602

Interest receivable                           120,308

Redemption fees receivable                    585

Other receivables                             13,751

 TOTAL ASSETS                                 612,272,027

LIABILITIES

Payable for fund shares         $ 1,411,028
redeemed

Accrued management fee           293,216

Other payables and accrued       244,356
expenses

Collateral on securities         21,518,600
loaned,  at value

 TOTAL LIABILITIES                            23,467,200

NET ASSETS                                   $ 588,804,827

Net Assets consist of:

Paid in capital                              $ 430,144,960

Undistributed net investment                  1,965,942
income

Accumulated undistributed net                 32,150,349
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   124,543,576
(depreciation) on investments

NET ASSETS, for 9,080,423                    $ 588,804,827
shares outstanding

NET ASSET VALUE and                           $64.84
redemption price per share
($588,804,827 (divided by)
9,080,423 shares)

Maximum offering price per                    $66.85
share (100/97.00 of $64.84)

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED AUGUST 31,
                                         1999 (UNAUDITED)

INVESTMENT INCOME                             $ 4,257,171
Dividends

Interest                                       755,240

Security lending                               52,228

 TOTAL INCOME                                  5,064,639

EXPENSES

Management fee                   $ 1,699,670

Transfer agent fees               1,174,572

Accounting and security           213,500
lending fees

Non-interested trustees'          1,466
compensation

Custodian fees and expenses       11,556

Registration fees                 52,906

Audit                             10,388

Legal                             309

 Total expenses before            3,164,367
reductions

 Expense reductions               (87,868)     3,076,499

NET INVESTMENT INCOME                          1,988,140

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            33,211,090

 Foreign currency transactions    (122)        33,210,968

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            22,088,553

 Assets and liabilities in        (13)         22,088,540
foreign currencies

NET GAIN (LOSS)                                55,299,508

NET INCREASE (DECREASE) IN                    $ 57,287,648
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 1,006,518
charges paid to FDC

 Sales charges - Retained by                  $ 1,005,557
FDC

 Deferred sales charges                       $ 4,867
withheld   by FDC

 Exchange fees withheld by FSC                $ 9,683

 Expense reductions  Directed                 $ 86,538
brokerage arrangements

  Custodian credits                            1,194

  Transfer agent credits                       136

                                              $ 87,868

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1999
ASSETS                           1999 (UNAUDITED)

Operations Net investment        $ 1,988,140                  $ 3,134,078
income

 Net realized gain (loss)         33,210,968                   98,328,176

 Change in net unrealized         22,088,540                   19,577,920
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       57,287,648                   121,040,174
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (980,203)                    (1,845,471)
From net investment income

 From net realized gain           (28,752,707)                 (58,304,043)

 TOTAL DISTRIBUTIONS              (29,732,910)                 (60,149,514)

Share transactions Net            147,655,765                  311,901,481
proceeds from sales of shares

 Reinvestment of distributions    28,454,602                   57,497,817

 Cost of shares redeemed          (122,822,310)                (324,713,707)

 NET INCREASE (DECREASE) IN       53,288,057                   44,685,591
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

 Redemption fees                  120,925                      337,629

  TOTAL INCREASE (DECREASE)       80,963,720                   105,913,880
IN NET ASSETS

NET ASSETS

 Beginning of period              507,841,107                  401,927,227

 End of period (including        $ 588,804,827                $ 507,841,107
undistributed net investment
income of $1,965,942 and
$1,646,086, respectively)

OTHER INFORMATION
Shares

 Sold                             2,228,796                    5,410,133

 Issued in reinvestment of        473,692                      1,024,484
distributions

 Redeemed                         (1,869,130)                  (5,700,831)

 Net increase (decrease)          833,358                      733,786


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 F

Net asset value, beginning of    $ 61.58                      $ 53.50                   $ 45.97    $ 43.03    $ 34.88
period

Income from Investment
Operations

Net investment income D           .22                          .44                       .54        .73        1.10

Net realized and unrealized       6.67                         15.77                     14.83      6.41       7.86
gain (loss)

Total from investment             6.89                         16.21                     15.37      7.14       8.96
operations

Less Distributions

 From net investment income       (.12)                        (.25)                     (.58)      (.70)      (.84)

From net realized gain            (3.52)                       (7.93)                    (7.30)     (3.54)     -

Total distributions               (3.64)                       (8.18)                    (7.88)     (4.24)     (.84)

Redemption fees added to paid     .01                          .05                       .04        .04        .03
in capital

Net asset value, end of period   $ 64.84                      $ 61.58                   $ 53.50    $ 45.97    $ 43.03

TOTAL RETURN B, C                 11.67%                       32.17%                    36.20%     18.13%     25.82%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 588,805                    $ 507,841                 $ 401,927  $ 256,844  $ 266,768
(000 omitted)

Ratio of expenses to average      1.07% A                      1.18%                     1.33%      1.47%      1.39%
net assets

Ratio of expenses to average      1.04% A, E                   1.16% E                   1.30% E    1.46% E    1.38% E
net assets after  expense
reductions

Ratio of net investment           .67% A                       .77%                      1.11%      1.73%      2.76%
income to average net assets

Portfolio turnover rate           76% A                        113%                      78%        31%        65%



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 36.61
period

Income from Investment
Operations

Net investment income D           1.13

Net realized and unrealized       (1.17)
gain (loss)

Total from investment             (.04)
operations

Less Distributions

 From net investment income       (1.05)

From net realized gain            (.67)

Total distributions               (1.72)

Redemption fees added to paid     .03
in capital

Net asset value, end of period   $ 34.88

TOTAL RETURN B, C                 .21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 237,635
(000 omitted)

Ratio of expenses to average      1.43%
net assets

Ratio of expenses to average      1.42% E
net assets after  expense
reductions

Ratio of net investment           3.24%
income to average net assets

Portfolio turnover rate           24%


A ANNUALIZED B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
PERIODS SHOWN. C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE
YEAR ARE NOT ANNUALIZED.  D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. F FOR THE YEAR ENDED FEBRUARY 29



MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MONEY MARKET              2.35%          4.85%        28.60%        63.69%

SELECT MONEY MARKET (LOAD ADJ.)  -0.72%         1.71%        24.74%        58.78%

All Taxable Money Market         2.23%          4.60%        27.88%        62.28%
Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 931 taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SELECT MONEY MARKET              4.85%        5.16%         5.05%

SELECT MONEY MARKET (LOAD ADJ.)  1.71%        4.52%         4.73%

All Taxable Money Market         4.60%        5.04%         4.96%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

,s>
              8/31/99  6/1/99  3/2/99  12/1/98  9/1/98
SELECT
MONEY MARKET  4.99%    4.37%   4.71%   4.71%    5.10%
All Taxable
Money Market
Funds Average 4.64%    4.33%   4.37%   4.57%    5.03%

              9/1/99   6/2/99  3/3/99  12/2/98  9/2/98
 MMDA         2.06%    2.06%   2.16%   2.32%    2.55%


Money Market
All Taxable
Money Market
Funds Average
MMDA

6% -
4% -
2% -
0%

Row: 1, Col: 1, Value: 4.99
Row: 1, Col: 2, Value: 4.64
Row: 1, Col: 3, Value: 2.06
Row: 2, Col: 1, Value: 4.37
Row: 2, Col: 2, Value: 4.33
Row: 2, Col: 3, Value: 2.06
Row: 3, Col: 1, Value: 4.71
Row: 3, Col: 2, Value: 4.37
Row: 3, Col: 3, Value: 2.16
Row: 4, Col: 1, Value: 4.71
Row: 4, Col: 2, Value: 4.57
Row: 4, Col: 3, Value: 2.32
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 5.03
Row: 5, Col: 3, Value: 2.55

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

(checkmark)COMPARING PERFORMANCE

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW

(photograph of John Todd)

John Todd,
Portfolio Manager
of Select Money
Market Portfolio

Q. JOHN, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE SIX MONTHS THAT ENDED AUGUST 31, 1999?

A. At the beginning of the period, the markets were recovering from the global financial meltdown that occurred in late 1998. To help alleviate that crisis, the Federal Reserve Board reduced the rate that banks charge each other for overnight loans - known as the fed funds rate - by 0.25 percentage points three times, bringing the fed funds rate down to 4.75%. When the period started, the overall world economy was fairly static, although economies in Asia - with the exception of Japan - seemed to be reviving. That rebirth helped to spark a recovery in oil and other commodity prices. The Asian recovery, coupled with Latin America's ability to head off the threat of an additional financial crisis, helped convince U.S. markets that the international economic situation had stabilized somewhat. As investors turned their eyes back to the domestic scene, they saw an economy that continued to grow at a fairly robust rate. Final demand - meaning retail sales - remained strong, but standard inflation measures such as the consumer price index (CPI) and the producer price index (PPI) stayed fairly benign. In May, however, there was an unexpected outsized gain in the CPI.

Q. HOW DID THE FED RESPOND TO THESE CONDITIONS?

A. At its May meeting, the Fed shifted from a neutral interest-rate stance to a bias toward hiking rates to head off inflation. The Fed followed through with a 0.25 percentage point increase in the fed funds rate at the end of June, although it went back to a neutral stance at that time. Nevertheless, market observers expected the Fed to take back the three rate cuts it implemented in late 1998 in response to a credit crunch sparked by Russia's default on its debt and the near collapse of a highly leveraged hedge fund. The Fed raised the fed funds rate by 0.25 percentage points once again in August, and it stood at 5.25% at the end of the period.

Q. WHAT WAS YOUR STRATEGY WITH THE FUND?

A. I let the fund's average maturity slide down from 60 days at the beginning of the period to 50 days at the end of April, because I felt longer-term securities were not offering enough yield for investing farther out on the money market yield curve. With the CPI scare at the beginning of May, yields in the market rose in anticipation of Fed action. As a result, I extended the average maturity to take advantage of yields offered by one-year securities, which I found to be especially attractive because they factored in more significant Fed rate hikes than I thought would occur. Since the end of June, I've let the fund's average maturity slip back to 52 days at the end of the period. By doing so, I positioned the fund to take advantage of the additional Fed rate hike that is widely anticipated by the market, and because there are market pressures that typically lead to higher yields at the end of the year. I also increased the fund's holdings in variable-rate securities - whose yields are reset periodically - to 14% of the fund at the end of the period. These instruments should ratchet up in yield in response to potential Fed rate hikes and as we approach the increases in market rates typically experienced at year-end.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on August 31, 1999, was 4.99%, compared to 4.76% six months ago. For the six months that ended August 31, 1999, the fund had a total return of 2.35%, compared to 2.23% for the all taxable money market funds average, according to IBC Financial Data, Inc.

Q. WHAT IS YOUR OUTLOOK?

A. The big question is whether or not the Fed will take back the last of the three rate hikes it implemented in late 1998, bringing the fed funds rate back to 5.50%. My sense at this point is that the Fed will do so before the end of the year. The Fed appeared relatively comfortable with its monetary policy before last year's global economic crisis, when it felt compelled to lower rates to benefit the financial markets. At that point, the fed funds rate was at 5.50% and the economy was healthy without exhibiting excesses that might lead to inflation.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE 3.


(checkmark)FUND FACTS

START DATE: August 30, 1985

FUND NUMBER: 085

TRADING SYMBOL: FSLXX

SIZE: as of August 31, 1999, more than $1.1 billion

MANAGER: John Todd, since 1991; manager, various Fidelity and Spartan money market funds;
joined Fidelity in 1981

MONEY MARKET PORTFOLIO

INVESTMENTS AUGUST 31, 1999 (UNAUDITED)

Showing Percentage of Net Assets



CERTIFICATES OF DEPOSIT - 13.8%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

DOMESTIC CERTIFICATES OF
DEPOSIT - 0.7%

First Union National Bank,
North Carolina

11/20/99                          5.55% (b)                   $ 8,000,000                     $ 8,000,000

LONDON BRANCH, EURODOLLAR,
FOREIGN BANKS - 6.8%

Abbey National Treasury
Services PLC

9/24/99                           5.15                         15,000,000                      15,000,000

9/27/99                           5.20                         5,000,000                       5,000,000

Bank of Scotland Treasury
Services

2/16/00                           5.14                         5,000,000                       4,999,113

Banque Nationale de Paris

11/10/99                          5.00                         25,000,000                      24,998,821

Barclays Bank PLC

9/7/99                            4.90                         5,000,000                       5,000,080

9/7/99                            5.03                         25,000,000                      25,000,000

                                                                                               79,998,014

NEW YORK BRANCH, YANKEE
DOLLAR, FOREIGN BANKS - 6.3%

Bank of Scotland Treasury
Services

9/2/99                            5.10 (b)                     5,000,000                       4,998,750

Deutsche Bank AG

2/16/00                           5.12                         10,000,000                      9,997,782

RaboBank Nederland Coop.
Central

9/2/99                            5.00                         5,000,000                       5,000,000

Societe Generale, France

12/6/99                           5.21                         9,000,000                       9,000,000

UBS AG

5/18/00                           5.35                         25,000,000                      24,989,726

Westdeutsche Landesbank
Girozentrale

9/7/99                            5.18                         10,000,000                      10,000,000

9/8/99                            5.18                         10,000,000                      10,000,000

                                                                                               73,986,258

TOTAL CERTIFICATES OF DEPOSIT                                                                  161,984,272

COMMERCIAL PAPER - 57.8%



ABN-AMRO North America, Inc.

12/6/99                           5.20                         3,000,000                       2,959,480

Aspen Funding Corp.

9/1/99                            5.58                         39,000,000                      39,000,000

Asset Securitization Coop.
Corp.

9/10/99                           5.26 (b)                     10,000,000                      10,000,000

9/20/99                           5.05 (b)                     5,000,000                       5,000,000

Bear Stearns Companies, Inc.

2/23/00                           5.72                         5,000,000                       4,865,469

Caisse des Depots et
Consignations

9/7/99                            5.19                         10,000,000                      9,991,383

Centric Capital Corp.

9/10/99                           5.08                         8,100,000                       8,089,835

9/10/99                           5.22                         4,000,000                       3,994,800

9/13/99                           5.18                         9,754,000                       9,737,288



DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Citibank Credit Card Master
Trust I (Dakota Certificate
Program)

9/2/99                            5.19%                       $ 21,000,000                    $ 20,996,984

ConAgra, Inc.

9/3/99                            5.40                         2,000,000                       1,999,401

9/10/99                           5.41                         1,000,000                       998,650

10/4/99                           5.49                         2,000,000                       1,989,990

Conoco, Inc.

9/23/99                           5.42                         2,000,000                       1,993,400

CXC, Inc.

9/7/99                            5.20                         5,000,000                       4,995,683

9/8/99                            5.19                         5,000,000                       4,995,003

10/18/99                          5.24                         3,000,000                       2,979,751

Daimler-Chrysler North
America Holding Corp.

9/8/99                            5.22                         5,000,000                       4,994,954

Deutsche Bank Financial, Inc.

9/27/99                           5.33                         20,000,000                      19,923,444

12/8/99                           5.21                         20,000,000                      19,723,967

Edison Asset Securitization LLC

9/1/99                            5.20                         25,222,000                      25,222,000

10/25/99                          5.40                         5,000,000                       4,959,875

10/26/99                          5.39                         5,000,000                       4,959,132

Enterprise Funding Corp.

9/9/99                            5.20                         10,000,000                      9,988,511

9/23/99                           5.34                         20,000,000                      19,934,978

10/19/99                          5.41                         8,000,000                       7,942,827

Falcon Asset Securitization
Corp.

9/1/99                            5.18                         12,000,000                      12,000,000

9/21/99                           5.32                         3,135,000                       3,125,769

10/27/99                          5.43                         6,000,000                       5,949,880

10/28/99                          5.42                         15,000,000                      14,872,700

11/1/99                           5.46                         5,000,000                       4,954,250

Finova Capital Corp.

9/7/99                            5.21                         10,000,000                      9,991,417

9/9/99                            5.41 (b)                     3,000,000                       3,000,000

Fleet Funding Corp.

9/10/99                           5.22                         5,439,000                       5,431,929

General Electric Capital Corp.

2/24/00                           5.60                         10,000,000                      9,735,511

General Electric Capital
International Funding, Inc.

9/3/99                            5.21                         10,000,000                      9,997,117

10/6/99                           5.36                         12,000,000                      11,937,817

General Motors Acceptance Corp.

2/22/00                           5.90                         25,000,000                      24,308,833

2/23/00                           5.60                         10,000,000                      9,736,528

2/23/00                           5.90                         20,000,000                      19,443,889

3/6/00                            5.90                         5,000,000                       4,851,439

Goldman Sachs Group, Inc.

2/9/00                            5.80                         10,000,000                      9,748,438

Heller Financial, Inc.

9/9/99                            5.21                         5,000,000                       4,994,278

9/9/99                            5.32                         5,000,000                       4,994,111

COMMERCIAL PAPER - CONTINUED

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

J.P. Morgan & Co., Inc.

2/2/00                            5.75%                       $ 15,000,000                    $ 14,641,308

2/9/00                            5.62                         25,000,000                      24,390,660

Kitty Hawk Funding Corp.

9/17/99                           5.17                         5,175,000                       5,163,201

10/20/99                          5.41                         3,000,000                       2,978,113

Lehman Brothers Holdings, Inc.

9/16/99                           5.30                         3,000,000                       2,993,438

MCI WorldCom, Inc.

9/1/99                            5.28                         1,000,000                       1,000,000

11/15/99                          5.48 (b)                     5,000,000                       5,000,000

Newport Funding Corp.

9/15/99                           5.32 (b)                     5,000,000                       5,000,000

Norfolk Southern Corp.

9/8/99                            5.36                         2,000,000                       1,997,927

PHH Corp.

9/13/99                           5.42                         3,000,000                       2,994,600

Preferred Receivables Funding
Corp.

10/15/99                          5.40                         5,000,000                       4,967,306

10/18/99                          5.40                         3,000,000                       2,979,046

10/19/99                          5.40                         8,000,000                       7,942,933

11/15/99                          5.47                         10,000,000                      9,887,500

Rohm & Haas Co.

9/22/99                           5.41                         2,000,000                       1,993,712

9/28/99                           5.42                         3,000,000                       2,987,850

Salomon Smith Barney
Holdings, Inc.

2/8/00                            5.63                         15,000,000                      14,636,000

Societe Generale, North
America, Inc.

9/7/99                            5.22                         10,000,000                      9,991,333

Svenska Handelsbanken, Inc.

12/2/99                           5.15                         17,000,000                      16,781,909

Triple-A One Funding Corp.

9/8/99                            5.22                         5,000,000                       4,994,944

9/13/99                           5.18                         8,000,000                       7,986,293

10/13/99                          5.39                         8,926,000                       8,870,287

Tyco International Group SA

9/16/99                           5.37                         1,000,000                       997,792

9/22/99                           5.47                         4,000,000                       3,987,283

UBS Finance (Delaware), Inc.

9/10/99                           5.20                         10,000,000                      9,987,050

12/7/99                           5.27                         15,000,000                      14,792,663

Westdeutsche Landesbank
Girozentrale

9/28/99                           5.32                         10,000,000                      9,960,288

Windmill Funding Corp.

9/2/99                            5.20                         2,288,000                       2,287,671

9/13/99                           5.27                         16,675,000                      16,645,819

9/27/99                           5.33                         10,000,000                      9,961,722

9/27/99                           5.34                         17,000,000                      16,934,682

10/25/99                          5.40                         10,000,000                      9,919,750

TOTAL COMMERCIAL PAPER                                                                         676,963,791

FEDERAL AGENCIES - 5.1%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

FREDDIE MAC - DISCOUNT NOTES
- 5.1%

9/16/99                           5.06%                       $ 10,000,000                    $ 9,979,167

11/18/99                          4.88                         50,000,000                      49,484,331

                                                                                               59,463,498

BANK NOTES - 5.5%



First National Bank, Chicago

7/12/00                           5.75                         10,000,000                      9,995,867

Fleet National Bank

9/1/99                            5.46 (b)                     25,000,000                      24,989,639

NationsBank NA

9/1/99                            5.41 (b)                     5,000,000                       4,998,689

9/8/99                            5.01                         25,000,000                      25,000,000

TOTAL BANK NOTES                                                                               64,984,195

MASTER NOTES - 1.7%



Goldman Sachs Group, Inc.

9/1/99                            5.18 (b)                     5,000,000                       5,000,000

J.P. Morgan Securities, Inc.

9/7/99                            5.18 (b)                     15,000,000                      15,000,000

TOTAL MASTER NOTES                                                                             20,000,000

MEDIUM-TERM NOTES - 4.8%



American Telephone & Telegraph

9/7/99                            5.26 (b)                     15,000,000                      15,000,000

Bishops Gate Resources
Mortgage Trust

9/1/99                            5.38 (b)                     2,000,000                       2,000,000

CIESCO L.P.

9/15/99                           5.25 (b)                     5,000,000                       4,999,138

Ford Motor Credit Co.

9/1/99                            5.45 (b)                     6,000,000                       6,000,000

11/23/99                          5.46 (b)                     10,000,000                      9,993,297

Goldman Sachs Group L.P.

10/7/99                           5.51 (b)(c)                  4,000,000                       4,000,000

Morgan Guaranty Trust Co., NY

9/27/99                           5.31 (b)                     10,000,000                      9,999,654

Norwest Corp.

10/22/99                          5.33 (b)                     4,000,000                       4,000,000

TOTAL MEDIUM-TERM NOTES                                                                        55,992,089

SHORT-TERM NOTES - 1.1%

DUE DATE                         ANNUALIZED YIELD AT TIME OF  PRINCIPAL AMOUNT                VALUE (NOTE 1)
                                 PURCHASE

Capital One Funding Corp.
Series 1998 B,

9/7/99                            5.47% (b)                   $ 3,752,000                     $ 3,752,000

RACERS Series 1999 - 16MM,

9/2/99                            5.20 (a)(b)                  5,000,000                       5,000,000

SMM Trust Series 1999 E,

10/5/99                           5.32 (a)(b)                  2,000,000                       2,000,000

SMM Trust Series 1999 I,

11/26/99                          5.49 (a)(b)                  2,000,000                       2,000,000

TOTAL SHORT-TERM NOTES                                                                         12,752,000

TIME DEPOSITS - 3.4%



Societe Generale, France

9/1/99                            5.56                         40,000,000                      40,000,000


REPURCHASE AGREEMENTS - 8.4%

                              MATURITY AMOUNT

In a joint trading account    $ 97,849,972      97,835,000
(U.S. Government
Obligations) dated 8/31/99
due 9/1/99 At 5.51%

TOTAL INVESTMENT PORTFOLIO -                    1,189,974,845
101.6%

NET OTHER ASSETS - (1.6%)                       (18,807,293)

NET ASSETS - 100%                              $ 1,171,167,552

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,000,000 or 0.8% of net assets.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                   ACQUISITION DATE  COST

Goldman Sachs Group L.P.   12/7/98           $ 4,000,000
5.51%, 10/7/99

OTHER INFORMATION

The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to$4,000,000 and 0.3% of net assets.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,189,974,845.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           AUGUST 31, 1999

ASSETS

Investment in securities, at                $ 1,189,974,845
value (including repurchase
agreements of $97,835,000) -
See accompanying schedule

Receivable for fund shares                   49,498,509
sold

Interest receivable                          4,039,468

Prepaid expenses                             18,608

 TOTAL ASSETS                                1,243,531,430

LIABILITIES

Payable to custodian bank      $ 199

Payable for investments         4,959,132
purchased

Payable for fund shares         66,693,267
redemed

Distributions payable           201,036

Accrued management fee          179,924

Other payables and  accrued     330,320
expenses

 TOTAL LIABILITIES                           72,363,878

NET ASSETS                                  $ 1,171,167,552

Net Assets consist of:

Paid in capital                             $ 1,171,173,477

Accumulated net realized gain                (5,925)
(loss) on investments

NET ASSETS, for 1,171,106,587               $ 1,171,167,552
shares outstanding

NET ASSET VALUE, offering                    $1.00
price  and redemption price
per share ($1,171,167,552
(divided by) 1,171,106,587
shares)

Maximum offering price per                   $1.03
share (100/97.00 of $1.00)

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED AUGUST 31,
                                                   1999

INTEREST INCOME                            $ 26,662,451

EXPENSES

Management fee                 $ 864,868

Transfer agent fees             1,132,616

Accounting fees and expenses    60,101

Non-interested trustees'        1,580
compensation

Custodian fees and expenses     11,130

Registration fees               318,285

Audit                           19,706

Legal                           602

Miscellaneous                   27,527

 Total expenses before          2,436,415
reductions

 Expense reductions             (2,139)     2,434,276

NET INTEREST INCOME                         24,228,175

NET REALIZED GAIN (LOSS) ON                 (5,925)
INVESTMENTS

NET INCREASE IN NET ASSETS                 $ 24,222,250
RESULTING FROM OPERATIONS

OTHER INFORMATION

Sales charge paid to FDC                   $ 951,807

Sales charges - Retained by                $ 933,503
FDC

Deferred sales charges                     $ 30,783
withheld  by FDC

Expense reductions Transfer                $ 2,139
agent credits

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       SIX MONTHS ENDED AUGUST 31,  YEAR ENDED FEBRUARY 28, 1998
ASSETS                           1999 (UNAUDITED)

Operations Net interest income   $ 24,228,175                 $ 47,769,375

 Net realized gain (loss)         (5,925)                      54,995

 NET INCREASE (DECREASE) IN       24,222,250                   47,824,370
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (24,228,175)                 (47,769,375)
from net interest income

Share transactions at net         2,530,501,844                6,779,151,867
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  22,337,550                   42,982,213
distributions from net
interest income

 Cost of shares redeemed          (2,507,839,479)              (6,280,934,055)

 NET INCREASE (DECREASE) IN       44,999,915                   541,200,025
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       44,993,990                   541,255,020
IN NET ASSETS

NET ASSETS

 Beginning of period              1,126,173,562                584,918,542

 End of period                   $ 1,171,167,552              $ 1,126,173,562


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED AUGUST 31,  YEARS ENDED FEBRUARY 28,
                                 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                  1999                      1998       1997       1996 E

Net asset value, beginning of    $ 1.000                      $ 1.000                   $ 1.000    $ 1.000    $ 1.000
period

Income from Investment            .023                         .050                      .051       .049       .054
Operations Net interest
income

Less Distributions

From net interest income          (.023)                       (.050)                    (.051)     (.049)     (.054)

Net asset value, end of period   $ 1.000                      $ 1.000                   $ 1.000    $ 1.000    $ 1.000

TOTAL RETURN B, C                 2.35%                        5.08%                     5.26%      5.02%      5.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,171,168                  $ 1,126,174               $ 584,919  $ 848,168  $ 610,821
(000 omitted)

Ratio of expenses to average      .46% A                       .50%                      .56%       .56%       .59%
net assets

Ratio of expenses to average      .46% A                       .49% D                    .56%       .56%       .59%
net assets after  expense
reductions

Ratio of net interest income      4.62% A                      5.03%                     5.13%      4.92%      5.39%
to average net assets



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED FEBRUARY 28,

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 1.000
period

Income from Investment            .042
Operations Net interest
income

Less Distributions

From net interest income          (.042)

Net asset value, end of period   $ 1.000

TOTAL RETURN B, C                 4.28%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 573,144
(000 omitted)

Ratio of expenses to average      .65%
net assets

Ratio of expenses to average      .65%
net assets after  expense
reductions

Ratio of net interest income      4.19%
to average net assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FOR THE YEAR ENDED FEBRUARY 29

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust has thirty-nine equity funds which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments (the fund or the funds). Each fund is authorized to issue an unlimited number of shares. The Gold Portfolio, Precious Metals and Minerals Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION:

EQUITY FUNDS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Each fund accrues such taxes as applicable.

The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME:

EQUITY FUNDS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

MONEY MARKET FUND. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the money market fund.
Distributions are recorded on the ex-dividend date for all other funds.

1. SIGNIFICANT ACCOUNTING POLICIES -
CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales, and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss, and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

TRADING (REDEMPTION) FEES. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. Shares held 30 days or more are subject to a trading fee equal to the lesser of $7.50 or .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annualized rates that ranged from .57% to .59%, of average net assets for the equity funds.

For the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time, the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% of average net assets. For the period, the total management fee was equivalent to an annualized rate of .17%. The income-based portion of this fee was equal to $26,364, or an annualized rate of .01% of the fund's average net assets.

SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fees are paid prior to any voluntary expense reimbursements which may be in effect.

SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. A portion of these sales charges are reallowed to financial intermediaries. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All deferred sales charges are retained by FDC. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund paid premiums of $55,825 to FIDFUNDS, which are being amortized over one year.

EXCHANGE FEES. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other
Information" on each fund's Statement of Operations.

BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.

5. SECURITY LENDING.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end

5. SECURITY LENDING - CONTINUED

is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

7. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.50% of average net assets. FMR retains the ability to be repaid by the funds for these expense reductions in the amount that expenses fall below the limit prior to the end of the fiscal year. For the period, the reimbursement reduced the expenses by $6,261 for Cyclical Industries Portfolio.

FMR has directed certain portfolio trades to brokers who paid a portion of certain equity funds' expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

8. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares, and certain unaffiliated shareholders were each record owners of 10% or more of the total outstanding shares of the following funds:

BENEFICIAL INTEREST

FUND                 FMR % OF OWNERSHIP  NUMBER OF UNAFFILIATED  % OF UNAFFILIATED  OWNERSHIP
                                         SHAREHOLDERS

Cyclical Industries   18.8               -                       -

Multimedia            -                  1                       12.9

Natural Resources     28.4               -                       -


9. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.

10. PROPOSED REORGANIZATION.

The Board of Trustees of has approved an Agreement and Plan of Reorganization ("Agreement") between the Fidelity Select Gold Portfolio ("Acquiring Fund") and Fidelity Select Precious Metals and Minerals Portfolio ("Target Fund") ("Reorganization"). The Agreement provides for the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for the number of shares of the Acquiring Fund having the same aggregate net asset value as the outstanding shares of the Target Fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective. The Agreement also provides for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Target Fund. A Special Meeting of Shareholders ("Meeting") of the Target Fund will be held on February 16, 2000 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the Target Fund in December 1999. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about February 29, 2000.

Effective at the close of business on December 20, 1999, shares of Fidelity Select Precious Metals and Minerals Portfolio will no longer be available for purchase or exchange to new accounts of the fund pending the proposed Reorganization.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+X(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS
MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE
PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money Management, Inc. (FIMM),
 Merrimack, NH, MONEY MARKET FUND
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
Fred L. Henning Jr., VICE PRESIDENT, MONEY MARKET FUND
Boyce I. Greer, VICE PRESIDENT, MONEY MARKET FUND
John Todd, VICE PRESIDENT, MONEY MARKET FUND
Stanley N. Griffith, VICE PRESIDENT, MONEY MARKET FUND
John H. Costello, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER, MONEY MARKET FUND

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIANS

Brown Brothers Harriman & Co.
Boston, MA
 and
The Bank of New York
New York, NY

CORPORATE HEADQUARTERS

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* INDEPENDENT TRUSTEES

FIDELITY SELECT PORTFOLIOS

CONSUMER SECTOR
Consumer Industries
Food and Agriculture
Leisure
Multimedia
Retailing

CYCLICALS SECTOR
Air Transportation
Automotive
Chemicals
Cyclical Industries
Construction and Housing
Defense and Aerospace
Environmental Services
Industrial Equipment
Industrial Materials
Paper and Forest Products
Transportation

FINANCIAL SERVICES SECTOR
Banking
Brokerage and Investment Management
Financial Services
Home Finance
Insurance

HEALTH CARE SECTOR
Biotechnology
Health Care
Medical Delivery
Medical Equipment and Systems

NATURAL RESOURCES SECTOR
Energy
Energy Service
Gold
Natural Resources
Precious Metals and Minerals

TECHNOLOGY SECTOR
Business Services and Outsourcing
Computers
Developing Communications
Electronics
Software and Computer Services
Technology

UTILITIES SECTOR
Natural Gas
Telecommunications
Utilities Growth

MONEY MARKET

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0111
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE


(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)                    BULK RATE
P.O. Box 193                                                U.S. Postage
Boston, MA 02101                                            PAID






Printed on Recycled Paper                                   SEL-SANN-1099  86080
                                                            1.536823.102


Fidelity Select Precious Metals and Minerals Portfolio

(A Fund of Fidelity Select Portfolios(registered trademark))

Fidelity Select Gold Portfolio

(A Fund of Fidelity Select Portfolios)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

December 20, 1999

This Statement of Additional Information, relates to the proposed reorganization whereby Fidelity Select Gold Portfolio, a fund of Fidelity Select Portfolios, would acquire all of the assets of Fidelity Select Precious Metals and Minerals Portfolio, also a fund of Fidelity Select Portfolios, and assume all of Fidelity Select Precious Metals and Minerals Portfolio's liabilities in exchange for shares of beneficial interest in Fidelity Select Gold Portfolio.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

          1. The Prospectus and Statement of Additional Information of Fidelity Select Gold Portfolio and Fidelity Select
             Precious Metals and Minerals Portfolio dated April 29, 1999, which was previously filed via EDGAR (Accession No. 0000320351-99-000009).

          2. The Supplement to the Prospectus of Fidelity Select Gold Portfolio and Fidelity Select Precious Metals and
             Minerals Portfolio dated August 16, 1999, which was previously filed on August 16, 1999 via EDGAR (Accession No. 0000315700-99-000023).

          3. The Supplement to the Statement of Additional Information of Fidelity Select Gold Portfolio and Fidelity Select Precious Metals and Minerals Portfolio dated August 2, 1999, which was previously filed on August 2, 1999 via EDGAR (Accession No. 0000320351-99-000011).

          4. The Financial Statements included in the Annual Report of Fidelity Select Gold Portfolio and Fidelity Select
             Precious Metals and Minerals Portfolio for the fiscal year ended February 28, 1999.

          5. The Unaudited Financial Statements included in the
             Semiannual Report of Fidelity Select Gold Portfoilo and Fidelity Select Precious Metals and Minerals Portfolio for the fiscal year ended August 31, 1999.

          6. The Pro Forma Financial Statements for Fidelity Select Precious Metals and Minerals Portfolio and Fidelity
             Select Gold Portfolio for the period ended August  31,
             1999.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated December 20, 1999, relating to the above-referenced matter may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) Amended and Restated Declaration of Trust, dated May 13, 1998, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 65.

(2) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File no. 2-50318) Post-Effective Amendment No. 87.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Select
Portfolios: Fidelity Select Gold Portfolio and Fidelity Select
Portfolios: Fidelity Select Precious Metals and Minerals Portfolio is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles VIII and XII of the Amended and Restated Declaration of Trust, dated May 13, 1998, are incorporated by reference to Exhibit a(1) of Post-Effective Amendment No. 65.

(6)(a) Management Contracts, dated June 1, 1998, between the Trust's Air Transportation, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing, Consumer Industries, Defense and Aerospace, Developing Communications, Electronics, Energy, Energy Service, Environmental Services, Financial Services, Food and Agriculture, Gold, Health Care, Home Finance, Industrial Equipment, Industrial Materials, Insurance, Leisure, Medical Delivery, Multimedia, Natural Gas, Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, Utilities Growth, and Money Market Portfolios and Fidelity Management & Research Company, are incorporated herein by reference to Exhibits d(1)(a-jj) of Post-Effective Amendment No. 65.

    (b) Sub-Advisory Agreements, dated March 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. and between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., respectively, with respect to the Registrant's Air Transportation, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Consumer Industries (formerly Consumer Products), Defense and Aerospace, Developing Communications, Electronics, Energy, Energy Service, Environmental Services, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Equipment (formerly Industrial Technology), Industrial Materials, Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Multimedia (formerly Broadcast and Media), Natural Gas, Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios, are incorporated herein by reference to Exhibit Nos. 5(b)(1-34) of Post-Effective Amendment No. 48.

   (c) Sub-Advisory Agreement, dated June 1, 1998, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Gold Portfolio, is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 65.

   (d) Sub-Advisory Agreement, dated June 1, 1998, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Gold Portfolio, is incorporated herein by reference to Exhibit d(17) of Post-Effective Amendment No. 65.

 (7)(a) General Distribution Agreements, dated April 1, 1987, between the Registrant's Air Transportation, Gold (formerly American Gold), Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Defense and Aerospace, Electronics, Energy, Energy Service, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Materials, Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Money Market, Multimedia (formerly Broadcast and Media), Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit Nos. 6(a)(1-31) of Post-Effective Amendment No. 51.

     (b) Amendment to General Distribution Agreements, dated January 1, 1988, between the Registrant's Air Transportation, Gold (formerly American Gold), Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Defense and Aerospace, Electronics, Energy, Energy Service, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Materials, Industrial Equipment (formerly Capital Goods), Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Money Market, Multimedia (formerly Broadcast and Media), Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 51.

     (c) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement beteween Fidelity Select Portfolios on behalf of each Fidelity Select Portfolio except Natural Gas, Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 57.

(8) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 54.

(9)(a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select
Portfolios on behalf of the equity portfolios are incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56.

      (b) Appendix A, dated November 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of the equity portfolios is incorporated herein by reference to Exhibit g(2) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 53.

      (c) Appendix B, dated December 17, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of the equity portfolios is incorporated herein by reference to Exhibit g(3) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 53.

      (d) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

      (e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

      (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

      (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

      (h) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

      (i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries Portfolio, Natural Resources Portfolio, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems Portfolio, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(10) Not applicable.

(11) Opinion and consent of Kirkpatrick & Lockhart LLP as to the legality of shares being registered is filed herein as Exhibit 11.

(12) Opinion and consent of Kirkpatrick & Lockhart LLP as to tax matters in connection with the reorganization of Fidelity Select
Precious Metals and Minerals Portfolio is filed herein as Exhibit 12.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
14.

(15) Pro Forma combining financial statements are filed herein as
Exhibit 15.

(16) Powers of Attorney, dated December 19, 1996, March 6, 1997, and July 17, 1997, are filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of October 1999.

      Fidelity Select Portfolios

      By /s/Edward C. Johnson 3d (dagger)
            Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)                 (Title)                        (Date)

/s/Edward C. Johnson 3d(dagger)  President and Trustee          October 27, 1999
   Edward C. Johnson 3d          (Principal Executive Officer)

/s/Richard A. Silver             Treasurer                      October 27, 1999
   Richard A. Silver

/s/Robert C. Pozen               Trustee                        October 27, 1999
   Robert C. Pozen

/s/Ralph F. Cox*                 Trustee                        October 27, 1999
   Ralph F. Cox

/s/Phyllis Burke Davis*          Trustee                        October 27, 1999
   Phyllis Burke Davis

/s/Robert M. Gates**             Trustee                        October 27, 1999
   Robert M. Gates

/s/E. Bradley Jones*             Trustee                        October 27, 1999
   E. Bradley Jones

/s/Donald J. Kirk*               Trustee                        October 27, 1999
   Donald J. Kirk

/s/Peter S. Lynch*               Trustee                        October 27, 1999
   Peter S. Lynch

/s/Marvin L. Mann*               Trustee                        October 27, 1999
   Marvin L. Mann

/s/William O. McCoy*             Trustee                        October 27, 1999
   William O. McCoy

/s/Gerald C. McDonough*          Trustee                        October 27, 1999
   Gerald C. McDonough

/s/Thomas R. Williams*           Trustee                        October 27, 1999
   Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.